UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-9301

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2005 –March 31, 2006

Item 1. Reports to Stockholders.

PERFORMANCE OVERVIEW AS OF MARCH 31, 2006

		Average annual compound rates of total return

Institutional Class	Inception date	1 year	5 years	Since inception

EQUITIES
Growth Equity Fund	7/1/1999	14.43%	0.79%	–3.93%
Growth & Income Fund	7/1/1999	14.00	3.34	0.39
International Equity Fund	7/1/1999	27.59	10.42	7.93
Large-Cap Value Fund	10/1/2002	14.72	—	21.75
Mid-Cap Growth Fund	10/1/2002	21.76	—	25.74
Mid-Cap Value Fund	10/1/2002	19.36	—	27.55
Small-Cap Equity Fund	10/1/2002	24.63	—	25.76
Large-Cap Growth Index Fund	10/1/2002	13.00	—	14.26
Large-Cap Value Index Fund	10/1/2002	13.14	—	19.49
Equity Index Fund	7/1/1999	14.22	5.32	1.88
S&P 500 Index Fund	10/1/2002	11.61	—	16.04
Mid-Cap Growth Index Fund	10/1/2002	22.47	—	24.58
Mid-Cap Value Index Fund	10/1/2002	20.25	—	25.41
Mid-Cap Blend Index Fund	10/1/2002	21.43	—	25.11
Small-Cap Growth Index Fund	10/1/2002	27.63	—	24.66
Small-Cap Value Index Fund	10/1/2002	23.66	—	25.56
Small-Cap Blend Index Fund	10/1/2002	25.75	—	25.12
International Equity Index Fund	10/1/2002	24.27	—	25.16
Social Choice Equity Fund	7/1/1999	15.67	5.33	1.86
Real Estate Securities Fund	10/1/2002	29.48	—	27.46

FIXED INCOME
Bond Fund	7/1/1999	2.16	5.20	6.06
Inflation-Linked Bond Fund	10/1/2002	0.70	—	4.85

Money Market Fund	7/1/1999	3.73	2.22	3.20

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 3/31/2006)		(7-day period ended 3/28/2006)

	Effective		Current	Effective
Bond Fund	4.79%	Money Market Fund*	4.60%	4.70%

*

Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

Understanding your report from TIAA-CREF Institutional Mutual Funds

This report contains information about the holdings and investment performance of the Institutional Class of TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2006.

The report contains six main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•	The letter from Scott Evans, the funds’ executive vice president and head of Asset Management, describes how TIAA-CREF Institutional Mutual Funds are evolving to serve you better.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the six-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group. This section also provides information about risks and expenses.

•	The summary portfolios of investments list the industries or types of securities in which each fund had investments as of March 31, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

2 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Keeping pace with your evolving needs

Scott C. Evans
Executive Vice President

I am pleased to provide you with the 2006 Semiannual Report for the Institutional Class of the TIAA-CREF Institutional Mutual Funds.

          In response to your expressed desire for more fund choices to help meet the challenges of investing today, we introduced six new funds on March 31, 2006. Complete information about each of them is available on our website.

          We are also increasing the size of our analyst team by 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing you with expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

          As I focus my attention on leading Asset Management at TIAA-CREF Institutional Mutual Funds, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings nearly two decades of experience at TIAA-CREF to his new position.

          As the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, Ed is charged with building on our heritage of helping to provide financial security through disciplined, low-priced investment management.

          Ed and I will work with the Asset Management staff with one clear objective: to maximize the ending balance in your accounts, while remaining conscious of risk. That is what our customers in the academic, medical, cultural and research fields have come to expect from TIAA-CREF, and TIAA-CREF Institutional Mutual Funds is dedicated to these same principles.

          Whether your investments with us are in equities or bonds, whether you use a growth strategy or a value one, you can be sure that—as your investment partner—we will work to build shareholder value. That’s what it means to provide financial services for the greater good, and we believe that’s one of the reasons why you choose to invest with us.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 3

Report to investors

The following report contains the performance and financial statements for the Institutional Class of the TIAA-CREF Institutional Mutual Funds for the six-month period ended March 31, 2006. The financial statements include information about other share classes, which are not the subject of this report.

Stock prices in markets through-out the world rose sharply during the first quarter of 2006, enabling both U.S. and foreign stocks to post outsized gains for the six months covered by this report. The Russell 3000® Index, which measures the broad U.S. market, gained 7.5% for the six months, while the Morgan Stanley EAFE® Index, which measures stock performance in 21 foreign nations, jumped 13.9%.

          Boosted by this broad-based advance, 11 of the 20 equity funds offered by TIAA-CREF Institutional Mutual Funds posted double-digit gains. Our two bond funds were affected by the slump in the U.S. bond market and posted losses for the period.

The cost of doing business climbs

During the six-month period, corporate earnings continued to grow, but profit margins were threatened by higher prices for many commodities. While oil and natural gas made headlines, the cost of commodities ranging from aluminum to zinc also rose steeply.

          Credit became more expensive, too. The Federal Reserve raised short-term interest rates four times during the six months, and the 10-year Treasury note, a benchmark for much of the bond market, climbed from 4.32% to 4.85%.

          Higher credit costs were already undermining the housing market, which accounted for just 3% of the nation’s growth during the first quarter of 2006, after contributing nearly 12% of growth during 2005.

Financials and small-caps lead the rally

During the six-month period, more than one-fifth of the Russell 3000’s return came from the 12.4% advance of financial stocks, which continued to perform well despite the Fed’s rate hikes.

          Strong performance among stocks of small- and medium-sized companies also helped returns. Small-cap stocks gained 15.2% and were one of the few segments of the U.S. stock market that outperformed foreign equities during the period.

          U.S. bond prices fell because of the rising-yield environment, thus reducing the market value of current bond holdings. However, interest income kept bonds’ total returns from retreating too deeply into negative territory.

4 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

Equity funds score impressive gains

TIAA-CREF Institutional Mutual Funds offer equity investors a range of active, indexed or socially screened investments, each providing pure exposure to a particular segment of the stock market.

          During the six-month period, returns for our equity funds varied from 5.9% for the Growth Equity Fund to 16.1% for the Small-Cap Growth Index Fund.

          Six of our seven active equity funds, which seek to outperform their benchmark indexes through individual stock selection, beat their benchmarks during the period. All eleven of our indexed funds closely tracked theirs, minus the effects of expenses.

          The Social Choice Equity Fund, which screens investments based on certain social criteria, also outpaced its benchmark. The Real Estate Securities Fund trailed its benchmark but delivered a return that was more than double that of the Russell 3000.

          Both the Bond Fund and the Inflation-Linked Bond Fund posted declines in line with those of their benchmarks. Benefiting from rising interest rates, the Money Market Fund provided returns that moved higher in each month of the period and outperformed the overall money market for the six months.

          Throughout the period, each of our funds remained fully invested in order to participate in the gains achieved by its market segment. At the same time, we continued to pay close attention to expenses, delivering highly disciplined investment management along with some of the lowest expense ratios in the mutual fund industry.

          We keep each of our funds faithful to its objectives in order to keep your allocation strategies on track.

/s/ Edward J. Grzybowski

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 5

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

6 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to the short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance can be compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 7

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some kinds of risk apply to all investments; other risks only apply to certain types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market or economic conditions. This is referred to as “market risk.” An example of a risk that applies only to bonds is “credit risk”—the possibility that a company may be unable to repay the principal of its bonds or pay interest on them.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

8 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of a company will lose value because it is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 9

Important information about expenses

DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund |	Large-cap growth stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The Growth Equity Fund returned 5.93% for the Institutional Class, lagging the 6.16% return of the fund’s benchmark, the Russell 1000® Growth Index, and the 7.11% average return of similar funds, as measured by the Morningstar Large Growth category.

Growth rises but still trails value

For the six-month period, the return of large-cap growth stocks trailed the 7.27% gain of large-cap value issues and the 7.46% return of the broad-market Russell 3000® Index. Returns were solid, with the category gaining 2.98% in the fourth quarter of 2005 and 3.09% in the first quarter of 2006. For the ten years ended March 31, 2006, the performance gap between large-cap growth and large-cap value widened to more than four percentage points, 6.50% to 10.97%.

Two large sectors limit gains

During the period, gains for the Russell 1000 Growth Index were restrained by results in two of its four largest sectors: health care, which rose only 1.7%, and consumer staples, which lost 0.1%. Together, these two sectors represented more than one-quarter of the benchmark’s market capitalization. Technology, the largest sector, returned 5.8%.

          The Russell 1000 Growth Index underperformed the Russell 1000 Value Index primarily because of a much smaller exposure to financial stocks. Financial stocks produced double-digit gains in both indexes but made up less than one-tenth of the growth index, while they comprised more than one-third of the value index.

Stock selections detract slightly

The fund trailed its benchmark because of several unsuccessful stock weightings. These included overweight positions in XM Satellite Radio and in two health care companies, St. Jude Medical and Sepracor. Other detractors from relative performance were underweightings in three high-performing technology stocks: Cisco Systems, Apple Computer and Xilinx.

          The negative effects of these positions were partly offset by underweights in Johnson & Johnson and in chip maker Intel, both weak performers, and by overweights in three robust technology stocks: Network Appliance, Broadcom and Corning. Returns were also boosted by a non-benchmark holding: Schlumberger Limited, one of the world’s largest providers of oil field services.

          On March 31, 2006, foreign securities made up 4.59% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth Equity Fund |	Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006				Ticker symbol: TIEQX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Growth Equity Fund Institutional Class	14.43%	0.79%	–3.93%	5.93%	3.99%	–23.73%

Benchmark:
Russell 1000 Growth Index[2]	13.14	1.66	–3.19	6.16	8.59	–19.67

Peer group:
Morningstar Large Growth	15.29	1.68	–1.20	7.11	9.77	–5.32

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

12 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $7,627 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 22.43%, for the quarter ended December 31, 1999 Worst quarter: –22.50%, for the quarter ended March 31, 2001

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 13

Growth Equity Fund |	Large-cap growth stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid† (10/1/05–3/31/06)

Actual return	$1,000.00	$1,058.58		$0.72
5% annual hypothetical return	1,000.00	1,024.22	‡	0.71

†

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	97.83
Middle: $1 billion–$5 billion	1.92
Small: under $1 billion	0.25

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$144.47 million

14 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth & Income Fund |	Dividend-paying stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The Growth & Income Fund gained 7.80% for the Institutional Class, beating the 6.38% return of the fund’s benchmark, the S&P 500® Index, and the 6.80% average return of similar funds, as measured by the Morn-ingstar Large Blend category.

Large-cap stocks continue to lag

For the period, the substantial advance of the S&P 500 Index, which is composed of large-cap stocks, trailed the 7.46% return of the broad-market Russell 3000® Index, which was buoyed by double-digit gains in small- and mid-cap issues.

          For the ten-year period ended March 31, 2006, the S&P 500 had an average annual return of 8.95%, versus 9.18% for the Russell 3000.

Financial stocks lift the S&P 500

Nine of the S&P 500’s ten industry sectors recorded positive returns. Financials, which constituted more than one-fifth of the benchmark in terms of market capitalization on March 31, 2006, returned 11.7%. Industrial stocks, making up more than one-tenth of the benchmark, gained 12.4%.

          Two other large sectors, energy and consumer staples, posted much weaker returns of 1% and 2%, respectively. The worst-performing sector was utilities, which lost 6.6% but represented only a small portion of the benchmark.

Stock selections drive outperformance

The fund topped the S&P 500 due to many successful stock selections, including two French companies that were not in the benchmark: industrial giant Alstom and investment bank Lazard. Stock weightings that boosted returns included overweights in online prescription provider Express Scripts and graphics technology firm Nvidia. The fund also enhanced performance by avoiding Chevron.

          The largest detractor from performance was a position in medical-devices maker The Cooper Companies. This nonbenchmark stock did not perform as expected. Overweights in Coventry Health Care, Altria (the parent company of Philip Morris) and pharmaceutical firm Schering-Plough also reduced returns, as did the avoidance of Goldman Sachs, a stock that produced strong gains. Overall, however, contributors far outweighed detractors, enabling the fund to beat its benchmark by 1.42 percentage points.

          On March 31, 2006, foreign securities made up 8.11% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 15

Growth & Income Fund |	Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2006				Ticker symbol: TIGRX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Growth & Income Fund Institutional Class	14.00%	3.34%	0.39%	7.80%	17.86%	2.67%

Benchmark:
S&P 500 Index[2]	11.73	3.97	0.70	6.38	21.48	4.83

Peer group:
Morningstar Large Blend	12.76	3.77	1.53	6.80	21.00	12.41

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

16 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $10,267 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 15.98%, for the quarter ended December 31, 1999 Worst quarter: –16.46%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 17

Growth & Income Fund |	Dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,077.27		$0.73
5% annual hypothetical return	1,000.00	1,024.22	‡	0.71

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and to reimburse the fund for other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	93.66
Middle: $1 billion–$5 billion	5.86
Small: under $1 billion	0.48

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$105.08 million

18 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Fund |	Foreign stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The International Equity Fund returned 15.85% for the Institutional Class, topping both the 13.86% return of the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 14.54% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks keep leading

As of December 31, 2005, foreign stocks had outperformed domestic issues for four consecutive calendar years. Foreign issues continued their superior performance during the first quarter of 2006, and for the six-month period the EAFE’s gains far exceeded the 7.46% return of the Russell 3000® Index, which measures the broad U.S. market. However, for the ten-year period ended March 31, 2006, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.18% to 6.49%.

A weaker dollar helps

In the fourth quarter of 2005, the dollar strengthened against several major currencies, reducing the EAFE’s return in dollar terms by more than three percentage points, from 7.11% to 4.08%. During the first quarter of 2006, the dollar weakened, particularly against the euro, boosting the benchmark’s return from 8.19% in local currencies to 9.40% in dollars. Those first-quarter gains constituted about two-thirds of the benchmark’s rise for the six-month period.

Stock selections boost returns

Numerous advantageous stock weightings enabled the fund to outperform its benchmark. Among these were overweights in Dutch electrical parts maker Hagemeyer and in two German financial companies, Deutsche Postbank and Hypo Real Estate Holding. A position in Swiss private bank Julius Baer, a nonbenchmark stock that posted strong gains, also increased the fund’s return, as did lower-than-benchmark weightings in several underperforming stocks, including British wireless provider Vodafone and two energy companies, BP and Royal Dutch Shell.

          The positive effects of these holdings were partially offset by overweights in stocks that did not perform as anticipated, such as Spanish construction firm Cintra Concesiones de Infrastructuras de Transporte and German mail services provider Deutsche Post, which owns global courier DHL. Other detractors included positions in financial services firm Orient and Internet service provider Livedoor. Neither of these two Japanese stocks was in the benchmark.

          As of March 31, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 4% of the fund’s total portfolio investments.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 19

International Equity Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of March 31, 2006				Ticker symbol: TIIEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

International Equity Fund Institutional Class	27.59%	10.42%	7.93%	15.85%	64.20%	67.45%

Benchmark:
Morgan Stanley EAFE Index[2]	24.41	9.68	5.50	13.86	58.73	43.57

Peer group:
Morningstar Foreign Large Blend	26.21	8.14	4.83	14.54	48.82	39.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]

From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the “provisional” version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

20 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $16,745 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 37.68%, for the quarter ended December 31, 1999
Worst quarter: –19.39%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 21

International Equity Fund |	Foreign stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,156.94		$1.56	†
5% annual hypothetical return	1,000.00	1,023.66	‡	1.47

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.29%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.60%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $3.24 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,155.26.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Japan	24.2
Germany	21.4
Switzerland	11.4
United Kingdom	8.6
France	7.2
Italy	6.7
Australia	4.1
Netherlands	4.0
Finland	4.0
12 other nations	8.4

Total	100.0

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	78.07
Middle: $1 billion–$5 billion	18.33
Small: under $1 billion	3.60

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$ 718.66 million

22 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Fund |	Value stocks of larger companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Value Fund gained 10.18% for the Institutional Class, far outpacing both the 7.27% return of the fund’s benchmark, the Russell 1000® Value Index, and the 6.56% average return of similar funds, as measured by the Morningstar Large Value category.

Large-cap value stocks continue their hot streak

Large-cap value stocks provided higher returns than large-cap growth issues for both the six-month period and for the six consecutive calendar years ended December 31, 2005. Over the ten years ended March 31, 2006, large-cap value was again superior, delivering a 10.97% average annual gain, versus 6.50% for large-cap growth.

Sizeable jumps in half-a-dozen sectors

Performance for the period was boosted above that of the broader U.S. market by double-digit gains in half of the benchmark’s twelve sectors. Financials, which made up over one-third of the benchmark in terms of market capitalization, rose 12.4%, contributing more than half of the benchmark’s return.

          The next two largest contributors were materials and processing, up 19.8%, and technology (11.3%). The only declining sectors were integrated oils (–3.9%) and “other energy” (–1.6%).

Successful stock selections lift returns

The fund’s return for the six-month period exceeded the benchmark’s because of numerous successful stock choices, including five stocks that were not part of the benchmark as of March 31, 2006: semiconductor manufacturer Atmel; two network providers, Brocade Communications and Ciena; and two French companies, industrial giant Alstom and chemical company Rhodia. The last was held as an American Depositary Receipt (ADR), which is a receipt for shares of a foreign stock traded on a U.S. exchange.

          Also helping performance were overweights in JDS Uniphase, a fiber optics company, and in New Century Financial, a real estate investment trust.

          The positive effects of these holdings were partly offset by lower-than-expected returns from stocks that included Lear Corporation, a supplier of automotive interior systems; Altria, the parent company of Philip Morris; and insurer St. Paul Travelers. Holdings in the Bermuda-based insurance company Montpelier Re, RadioShack and autoparts maker Delphi, three nonbenchmark stocks, also reduced performance slightly.

          On March 31, 2006, foreign securities made up 9.82% of the fund’s total portfolio investments. Many of these securities were held as ADRs.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 23

Large-Cap Value Fund |	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol:TRLIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Value Fund Institutional Class	14.72%	21.75%	10.18%	99.18%

Benchmark:
Russell 1000 Value Index[2]	13.31	19.69	7.27	87.62

Peer group:
Morningstar Large Value	11.80	17.34	6.56	75.39

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,918 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.45%, for the quarter ended June 30, 2003
Worst quarter: –5.51%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 25

Large-Cap Value Fund |	Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,100.49		$1.31	†
5% annual hypothetical return	1,000.00	1,023.46	‡	1.27

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.25%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.50%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.63 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,099.17.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	77.79
Middle: $1 billion–$5 billion	20.18
Small: under $1 billion	2.03

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$260.10 million

26 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Growth Fund returned 11.60% for the Institutional Class, topping the 11.32% gain of the fund’s benchmark, the Russell Midcap® Growth Index, but trailing the 12.46% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth continues to outpace the market

For the six-month period, mid-cap growth stocks solidly beat the 7.46% return of the broad U.S. market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap growth had outperformed the Russell 3000 for the preceding six consecutive quarters.

          By more than two percentage points, mid-cap growth also topped mid-cap value for the six months. For the ten years ended March 31, 2006, however, mid-cap growth’s average annual return of 9.39% lagged the 13.87% return of mid-cap value.

Every benchmark sector moves up

Unlike mid-cap value, which posted losses in two sectors, mid-cap growth scored gains in all twelve sectors. The largest contribution to the benchmark’s return came from technology, which jumped 16.9%. The next two largest contributors were consumer discretionary, up 11.5%, and financials, up 15.3%.

Stock selections fuel returns

The fund outpaced its benchmark index on the strength of numerous successful stock choices. These included employment search website Monster Worldwide, fiber optics company JDS Uniphase and online prescription provider Express Scripts. Other leading contributors included Greenhill & Co., an investment bank not included in the benchmark.

          The largest detractor from performance was St. Jude Medical, another nonbenchmark stock. Several overweighted stocks that did not perform as anticipated also reduced returns. Among these were XM Satellite Radio, pharmaceutical company Sepracor and entertainment software maker Activision. However, contributors more than offset detractors, enabling the fund to beat its benchmark.

          On March 31, 2006, foreign securities made up 1.85% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TRPWX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Growth Fund Institutional Class	21.76%	25.74%	11.60%	123.00%

Benchmark:
Russell Midcap Growth Index[2]	22.68	24.77	11.32	117.01

Peer group:
Morningstar Mid-Cap Growth	23.34	20.76	12.46	94.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

28 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,300 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.40%, for the quarter ended June 30, 2003
Worst quarter: –4.22%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Growth Fund |	Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,114.52		$1.48	†
5% annual hypothetical return	1,000.00	1,023.51	‡	1.42

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.28%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.55%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.91 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,113.09.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	71.62
Middle: $1 billion–$5 billion	27.51
Small: under $1 billion	0.87

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$24.85 million

30 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Fund |	Value stocks of medium-sized companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Value Fund returned 9.65% for the Institutional Class, outpacing the 9.06% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 8.30% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value extends its winning streak

For the six-month period, mid-cap value stocks surpassed the 7.46% return of the broad U.S. stock market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap value had beaten the Russell 3000 in eleven out of the last 13 quarters.

          The mid-cap value category trailed mid-cap growth by more than two percentage points for the six months. However, for the ten-year period, mid-cap value’s average annual return of 13.87% far exceeded the 9.39% advance of mid-cap growth stocks.

Mid-cap value sectors surge

For the six-month period, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. Financial stocks, which made up about one-third of the index, gained 13.1%. A smaller sector, materials and processing, also made a strong contribution to returns, jumping 23.7%.

          The two sectors that posted losses were “other energy,” down 5.4%, and utilities, the benchmark’s second-largest sector, which dropped 2.7%.

Stock choices send the fund above the benchmark

The fund’s strong return was due to the exceptional performance of numerous stock selections. Many of the top contributors were not listed in the benchmark, including Continental Airlines, network provider Brocade Communications and the French chemical company Rhodia.

          Overweight positions in such benchmark stocks as Cytec, a U.S. chemical manufacturer; JDS Uniphase, a fiber optics company; and Georgia Pacific, which makes paper and building materials, also boosted results.

          Contributions from these stocks were partly offset by the negative effects of some other positions, including overweights in media giant Tribune Company and in Tenet Healthcare, and an underweight in Nucor, a steel stock that did extremely well.

          On March 31, 2006, foreign securities made up 6.32% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 31

Mid-Cap Value Fund |	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TIMVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Value Fund Institutional Class	19.36%	27.55%	9.65%	134.44%

Benchmark: Russell Midcap Value Index[2]	20.30	25.53	9.06	121.69

Peer group: Morningstar Mid-Cap Value	15.87	21.54	8.30	98.85

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

32 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,444 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.86%, for the quarter ended June 30, 2003
Worst quarter: –3.87%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 33

Mid-Cap Value Fund |	Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,095.03	$1.47 †
5% annual hypothetical return	1,000.00	1,023.51 ‡	1.42

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.28%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.55%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.88 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,093.62.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	65.35
Middle: $1 billion–$5 billion	31.84
Small: under $1 billion	2.81

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$28.36 million

34 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Equity Fund |	Stocks of smaller companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Equity Fund returned 15.27% for the Institutional Class—just ahead of the 15.23% return of its benchmark, the Russell 2000® Index, and well ahead of the 13.53% average return of similar funds, as measured by the Morning-star Small Blend category.

Small caps soar above the market

For the six months, small caps scored gains that were more than twice those of the broad U.S. market, as measured by the Russell 3000® Index, which returned 7.46%. Within the small-cap category, growth stocks rose 16.20%, and value issues advanced 14.26%.

          In the fourth quarter of 2005, small caps returned just 1.13%, while large caps gained 2.12%. However, investors showed a fresh appetite for risk in the first quarter of 2006, and small caps jumped 13.94%—their largest single-quarter gain since the last quarter of 2004 and more than three times small caps’ return for all of 2005. In fact, the quarter saw small caps outperform large caps by the largest margin since the fourth quarter of 2001.

Financials and technology drive returns

For the six months, all twelve of the benchmark’s sectors moved upward, and eight posted double-digit gains. The largest contributions to the benchmark’s return came from the 23.2% advance in technology and from the 13.4% rise of financial stocks, which on March 31, 2006, made up nearly a quarter of the index in terms of market capitalization.

          Outsized gains in materials and processing (27%) and in the consumer discretionary sector (13%) also boosted the benchmark’s performance. The smallest returns came from integrated oils (4.1%) and “other energy” (1.7%).

Stock picks push the fund past the benchmark

Advantageous stock weightings enabled the fund to slightly outperform its benchmark during the period. These included overweight holdings in construction company Emcor, bedding retailer Select Comfort and pizza chain Papa John’s.

          These positive results were partly offset by overweight positions, relative to the benchmark, in several stocks that did not perform as anticipated, such as Chiquita Brands, credit company Asset Acceptance Capital and computer network manager Packeteer. An underweight investment in Level 3 Communications, an Internet company, also reduced returns slightly.

          The fund continued to use proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 35

Small-Cap Equity Fund |	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TISEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Equity Fund Institutional Class	24.63%	25.76%	15.27%	123.13%

Benchmark: Russell 2000 Index[2]	25.85	25.31	15.23	120.36

Peer group: Morningstar Small Blend	23.31	24.11	13.53	114.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

36 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,313 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.52%, for the quarter ended June 30, 2003
Worst quarter: –5.54%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 37

Small-Cap Equity Fund |	Stocks of smaller companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,151.19	$1.51 †
5% annual hypothetical return	1,000.00	1,023.51 ‡	1.42

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.28%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.55%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.96 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,149.74.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	2.11
Middle: $1 billion–$5 billion	61.64
Small: under $1 billion	36.25

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$122.49 million

38 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Growth Index Fund |	Growth stocks of larger U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Growth Index Fund returned 6.12% for the Institutional Class, closely tracking the 6.16% return of its benchmark, the Russell 1000® Growth Index, but trailing the 7.11% average return of similar funds, as measured by the Morningstar Large Growth category.

Large-cap growth continues to trail large-cap value

During the period, the benchmark’s solid gains were dwarfed by the outstanding returns of the small-cap Russell 2000® Growth Index, which rose 16.20%, and the Russell Midcap® Growth Index, which advanced 11.32%. The returns of large-cap growth were more in keeping with those of the broad-market Russell 3000® Index, which returned 7.46%.

          Investors have shown a continued preference for large-cap value over large-cap growth: 2005 was the sixth consecutive year in which the Russell 1000 Growth Index underperformed the Russell 1000 Value Index. Moreover, for the ten years ended March 31, 2006, large-cap growth delivered an average annual return of only 6.50%, versus 10.97% for large-cap value.

Double-digit gains drive returns

The benchmark’s return for the six-month period was boosted by double-digit gains in four of its twelve sectors, led by automobiles and transportation, up 21.4%, materials and processing (14.8%), producer durables (12.9%) and financials (11.5%). The only detractors were consumer staples (–0.1%) and utilities (–4.6%).

Largest stocks lag the market

All three of the largest stocks in the benchmark underperformed the broad U.S. market: General Electric returned 4.8%, Microsoft gained 6.4%, and Procter & Gamble lost 2.1%.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to its benchmark’s.

          As of March 31, 2006, the Russell 1000 Growth Index had an average annual return of 1.66% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index during the same period.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 39

Large-Cap Growth Index Fund |	Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TILIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Growth Index Fund Institutional Class	13.00%	14.26%	6.12%	59.49%

Benchmark: Russell 1000 Growth Index[2]	13.14	14.44	6.16	60.38

Peer group: Morningstar Large Growth	15.29	14.67	7.11	62.20

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

40 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,949 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 14.17%, for the quarter ended June 30, 2003
Worst quarter: –5.33%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 41

Large-Cap Growth Index Fund |	Growth stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,060.79	$0.41
5% annual hypothetical return	1,000.00	1,024.53 ‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	90.37
Middle: $1 billion–$5 billion	9.56
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$564.62 million

42 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Value Index Fund returned 7.21% for the Institutional Class, closely tracking the 7.27% return of its benchmark, the Russell 1000® Value Index, and well ahead of the 6.56% average return of similar funds, as measured by the Morningstar Large Value category.

Large-cap value tops large-cap growth

During the six-month period, large-cap value stocks lagged the 7.46% gain of the broad U.S. market, as measured by the Russell 3000® Index. They also underperformed the 14.26% advance of the small-cap Russell 2000® Value Index and the 9.06% return of the Russell Midcap® Value Index.

          Compared with large-cap growth issues, however, the large-cap value category has been on a tear: 2005 was the sixth consecutive calendar year in which it topped the Russell 1000 Growth Index, while for the ten years ended March 31, 2006, large-cap value delivered an average annual return of 10.97%, versus 6.50% for large-cap growth.

Two more quarterly rises for large-cap value

The benchmark gained 5.93% in the first three months of 2006, staying in positive territory for the twelfth consecutive quarter. Performance for the six-month period was helped by double-digit gains in half of the twelve sectors of the index. Financials, which made up over one-third of the benchmark in terms of market capitalization on March 31, 2006, rose 12.4%, contributing more than half of the benchmark’s return. The next two largest contributors were materials and processing (up 19.8%) and technology (11.3%). The only declining sectors were integrated oils (–3.9%) and “other energy” (–1.6%).

Largest stocks post mixed results

Of the three largest stocks in the benchmark, only Bank of America, which gained 10.6%, outperformed the broad U.S. market. ExxonMobil lost 3.2%, and Citigroup returned 5.9%. As of March 31, 2006, these three stocks made up just under 13% of the benchmark, in terms of market capitalization.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to its benchmark’s.

          As of March 31, 2006, the Russell 1000 Value Index had an average annual return of 7.79% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 43

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TILVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Value Index Fund
Institutional Class	13.14%	19.49%	7.21%	86.55%

Benchmark:
Russell 1000 Value Index[2]	13.31	19.69	7.27	87.62

Peer group:
Morningstar Large Value	11.80	17.34	6.56	75.39

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

44 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,655 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.07%, for the quarter ended June 30, 2003
Worst quarter: –4.79%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 45

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,071.69		$0.41
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	88.90
Middle: $1 billion–$5 billion	10.73
Small: under $1 billion	0.37

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$523.80 million

46 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Equity Index Fund |	U.S. stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The Equity Index Fund returned 7.46% for the Institutional Class, matching the 7.46% return of its benchmark, the Russell 3000® Index, and surpassing the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

U.S. stocks post solid gains

Lifted by a sustained global stock rally that kicked off in May 2005, the broad U.S. market scored impressive gains during the period. However, the return of the Russell 3000 Index could not compete with the 13.86% rise of the MSCI EAFE® Index, which measures the performance of foreign stocks. In contrast, for the ten years ended March 31, 2006, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.18% to 6.49%.

Financial stocks drive returns

For the six months, eleven of the Russell 3000’s twelve sectors advanced, and four posted double-digit gains. The largest contribution to the benchmark’s return came from the financial sector, which continued to benefit from a relatively benign inflation and interest-rate environment. Making up nearly a quarter of the index in terms of market capitalization as of March 31, 2006, financials climbed a vigorous 12.4% during the six months.

          Technology and consumer discretionary goods, the next-two-largest sectors, rose 8.3% and 8%, respectively, while health care, fourth in size, returned 3.6%.

          The best-performing sector was materials and processing, which jumped 19.7% due to soaring worldwide demand for commodities. The worst performer was integrated oils, which lost 3.9% amid volatile energy prices. Since both of these sectors comprised relatively small percentages of the benchmark, their impact on overall returns was limited.

Many large stocks trail the market

The market’s advance left many large-cap stocks lagging. Of the benchmark’s five largest issues, in terms of market capitalization, only Bank of America, which returned 10.6%, outpaced the broad market. Returns for the others were as follows: General Electric gained 4.8%, Microsoft 6.4% and Citigroup 5.9%, while ExxonMobil lost 3.2%.

          The real strength of the market’s advance was in mid caps and small caps. The Russell Midcap® Index rose 10.14%, and the Russell 2000® Index, which measures small-cap stocks, jumped 15.23%. Together, mid caps and small caps constituted about one-third of the Russell 3000 as of March 31, 2006.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 47

Equity Index Fund |	U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2006				Ticker symbol: TIEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Equity Index Fund
Institutional Class	14.22%	5.32%	1.88%	7.46%	29.58%	13.38%

Benchmark:
Russell 3000 Index[2]	14.28	5.33	2.02	7.46	29.67	14.44

Peer group:
Morningstar Large Blend	12.76	3.77	1.53	6.80	21.00	12.41

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

48 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $11,338 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.22%, for the quarter ended June 30, 2003
Worst quarter: –17.24%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 49

Equity Index Fund |	U.S. stocks

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,074.19		$0.41
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	81.35
Middle: $1 billion–$5 billion	14.72
Small: under $1 billion	3.93

Total	100.00

Fund facts

Inception date
Institutional Class	7/1/1999
Net assets (3/31/2006)	$660.59 million

50 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 Index Fund |	Stocks of larger U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The S&P 500 Index Fund gained 6.30% for the Institutional Class, compared with 6.38% for its benchmark, the S&P 500® Index, and the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps lag the market

During the last quarter of 2005, the 2.09% return of the S&P 500 Index, which is composed of large-cap issues, topped the 2.04% return of the Russell 3000® Index, a measure of the broad U.S. stock market. However, in the first quarter of 2006, the benchmark’s 4.21% rise failed to keep pace with the Russell 3000’s climb of 5.31%.

          For the period, the S&P 500 fell short of the 7.46% return of the overall market. Double-digit gains among small- and mid-cap stocks drove the advance of the Russell 3000.

Financial stocks lift the benchmark

Nine of the S&P 500’s ten industry sectors moved upward during the period. The largest contribution to performance came from the 11.7% rise of financial stocks, which on March 31, 2006, constituted more than one-fifth of the benchmark in terms of market capitalization. Industrial issues, another outsized contributor, represented more than one-tenth of the benchmark and gained 12.4%.

          Two other large sectors, energy and consumer staples, posted much weaker returns of 1% and 2%, respectively. The worst-perfoming sector was utilities, which lost 6.6% but represented only a small portion of the index.

Stock returns vary widely

On March 31, 2006, the returns of the five largest stocks in the S&P 500 Index, in terms of market capitalization, ranged from the 10.6% gain of Bank of America to the 3.2% loss of ExxonMobil. The three other stocks in the group, Microsoft, Citigroup and General Electric, rose 6.4%, 5.9% and 4.8%, respectively.

          For the period, the fund’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

          As of March 31, 2006, the S&P 500 Index had an average annual return of 3.97% over the previous five years, versus 5.33% for the Russell 3000 Index during the same period. Over the ten-year period, the S&P 500’s return was 8.95%, compared with 9.18% for the Russell 3000.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 51

S&P 500 Index Fund |	Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TISPX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

S&P 500 Index Fund
Institutional Class	11.61%	16.04%	6.30%	68.36%

Benchmark:
S&P 500 Index[2]	11.73	16.20	6.38	69.16

Peer group:
Morningstar Large Blend	12.76	15.48	6.80	65.92

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit
www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

52 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,836 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 15.30%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 53

S&P 500 Index Fund |	Stocks of larger U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,062.59		$0.41
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	97.06
Middle: $1 billion–$5 billion	2.77
Small: under $1 billion	0.17

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$673.34 million

54 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Index Fund |	Growth stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Growth Index Fund gained 11.22% for the Institutional Class. The fund’s benchmark, the Russell Midcap® Growth Index, returned 11.32%, versus the 12.46% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth tops broad-market results

During the six-month period, mid-cap growth stocks solidly outpaced the Russell 3000® Index, which measures the broad U.S. stock market and gained 7.46% for the period. The mid-cap growth category also topped large-cap growth stocks but trailed small-cap growth issues.

          The robust performance of the Russell Midcap Growth Index was fueled by its 7.61% surge in the first quarter of 2006—largely the result of a 5.99% jump in January. In contrast, the index had advanced only 3.44% in the fourth quarter of 2005.

Every benchmark sector moves upward

Unlike the mid-cap value category, in which “other energy” and utilities posted losses, mid-cap growth scored gains in all twelve sectors. Among the leaders was the consumer discretionary sector, which comprised more than one-fifth of the index and gained 11.5%.

          The next two largest sectors, technology and health care, returned 16.9% and 8.9%, respectively. The financial sector’s 15.3% gain was another important contributor to the category’s performance for the period.

Returns of largest stocks vary widely

Reflecting the wide range of sector returns, the three largest stocks in the benchmark index—financial services company Moody’s Investors Service, semiconductor maker Broadcom and energy company EOG Resources—had returns of 40.2%, 38% and –3.8%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Growth Index had an average annual return of 8.99% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 55

Mid-Cap Growth Index Fund |	Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TIMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Growth Index Fund
Institutional Class	22.47%	24.58%	11.22%	115.89%

Benchmark:
Russell Midcap Growth Index[2]	22.68	24.77	11.32	117.01

Peer group:
Morningstar Mid-Cap Growth	23.34	20.76	12.46	94.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

56 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,589 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.65%, for the quarter ended June 30, 2003
Worst quarter: –4.39%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 57

Mid-Cap Growth Index Fund |	Growth stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,111.78		$0.42
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	66.54
Middle: $1 billion–$5 billion	33.39
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$33.31 million

58 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Index Fund |	Value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Value Index Fund returned 8.98% for the Institutional Class. The fund’s benchmark, the Russell Midcap® Value Index, returned 9.06%, versus the 8.30% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value beats the market

During the six months, mid-cap value stocks surpassed the Russell 3000® Index, which measures the broad U.S. stock market and advanced 7.46% for the period. The mid-cap value category also topped large-cap value stocks but trailed small-cap value by more than five percentage points.

          Hindered by a 3.06% decline in October, mid-cap value advanced just 1.34% in the fourth quarter of 2005. Gains were concentrated in the first quarter of 2006, when the index jumped 7.62%.

Ten of twelve sectors gain

For the six months, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. Financial stocks, which made up about one-third of the index in terms of market capitalization on March 31, 2006, gained 13.1%. A smaller sector, materials and processing, also made a strong contribution to returns, jumping 23.7%.

          Unlike mid-cap growth, in which every sector enjoyed positive returns, two of mid-cap value’s sectors suffered losses. “Other energy” was down 5.4%, and utilities, the benchmark’s second-largest sector, dropped 2.7%.

Largest stocks surge

The three largest stocks in the index, agricultural giant Archer Daniels Midland, Federated Department Stores, and shipping and transportation company Norfolk Southern, achieved gains of 37.4%, 10% and 34.2%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Value Index had an average annual return of 14.69% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 59

Mid-Cap Value Index Fund |	Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TMVIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Value Index Fund Institutional Class	20.25%	25.41%	8.98%	120.95%

Benchmark:
Russell Midcap Value Index[2]	20.30	25.53	9.06	121.69

Peer group:
Morningstar Mid-Cap Value	15.87	21.54	8.30	98.85

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

60 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,095 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.83%, for the quarter ended June 30, 2003
Worst quarter: – 4.05%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 61

Mid-Cap Value Index Fund |	Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,089.38		$0.42
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	64.20
Middle: $1 billion–$5 billion	35.29
Small: under $1 billion	0.51

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$52.23 million

62 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Blend Index Fund returned 10.04% for the Institutional Class. The fund’s benchmark, the Russell Midcap® Index, returned 10.14%, versus the 9.67% average return of similar funds, as measured by the Morningstar Mid-Cap Blend category.

Mid caps beat the market

During the six months, the Russell Midcap Index surpassed the Russell 3000® Index, which measures the broad U.S. equity market and which gained 7.46% for the period. Mid-cap stocks also outpaced large caps, but they trailed small-cap stocks by more than five percentage points. Within the mid-cap category, growth stocks jumped 11.32%, while value stocks rose 9.06%.

          Hindered by a 3% decline in October, the Russell Midcap Index advanced only 2.35% in the fourth quarter of 2005. Mid caps’ gains were concentrated in the first quarter of 2006, when the index jumped 7.61%.

Mid-cap sectors advance

Ten of the twelve sectors in the Russell Midcap Index posted gains for the six-month period. The largest contributor to returns was the financial sector, which comprised nearly one-quarter of the index and gained 13.7%.

          The second- and third-largest sectors, consumer discretionary and technology, also contributed heavily to results, rising 10.6% and 16.3%, respectively. However, the performance of the benchmark was restrained by the 1.8% decline of utility stocks and the 1.7% loss of “other energy” stocks.

Largest stocks soar

The three largest stocks in the index, agricultural giant Archer Daniels Midland, shipping and transportation company Norfolk Southern, and Federated Department Stores gained 37.4%, 34.2% and 10%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Index had an average annual return of 12.52% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 63

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TRBDX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Blend Index Fund Institutional Class	21.43%	25.11%	10.04%	119.10%

Benchmark:
Russell Midcap Index[2]	21.54	25.30	10.14	120.29

Peer group:
Morningstar Mid-Cap Blend	18.28	21.46	9.67	99.18

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

64 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,910 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.21%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 65

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,099.98		$0.42
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	65.10
Middle: $1 billion–$5 billion	34.61
Small: under $1 billion	0.29

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$71.79 million

66 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Growth Index Fund returned 16.06% for the Institutional Class, trailing the 16.20% gain of its benchmark, the Russell 2000® Growth Index, but outpacing the 14.67% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth leads the market

After lagging the U.S. equity market in the last quarter of 2005, small-cap growth stocks sprinted ahead of it in the first quarter of 2006: the category added 14.36%, while the broad market, as measured by the Russell 3000® Index, returned 5.31%.

          Small-cap growth’s return for that quarter was its best showing since the last quarter of 2004. For the period as a whole, the broad market rose 7.46%.

          During the six months, small-cap growth stocks easily topped the 11.32% rise of the Russell Midcap® Growth Index and the 6.16% return of the large-cap Russell 1000® Growth Index. They also outshone small-cap value stocks, which jumped 14.26%.

Every sector joins in the gains

All twelve of the benchmark’s industry sectors moved upward during the period, with nine posting double-digit gains and six climbing more than 20%.

          The largest contribution to the benchmark’s return came from the 20.6% surge in technology stocks, which on March 31, 2006, represented nearly one-fifth of the index in terms of market capitalization. The consumer discretionary, financial and health care sectors, together making up more than half of the index, rose 13.2%, 17.3% and 10.3%, respectively.

          Consumer staples increased the most—28.1%—but since this sector constituted a small portion of the benchmark, its outsized return had little effect on performance.

Small-cap growth posts superior five-year returns

For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell 2000 Growth Index had an average annual return of 8.59% over the previous five years, compared with 5.33% for the broad Russell 3000 Index. However, small-cap growth investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 26.17% to –28.08%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 67

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TISGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Growth Index Fund Institutional Class	27.63%	24.66%	16.06%	116.39%

Benchmark:
Russell 2000 Growth Index[2]	27.84	24.84	16.20	117.43

Peer group:
Morningstar Small Growth	25.66	22.53	14.67	105.22

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

68 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,639 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 24.06%, for the quarter ended June 30, 2003
Worst quarter: –6.89%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 69

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,160.17		$0.43
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	0.76
Middle: $1 billion–$5 billion	63.15
Small: under $1 billion	36.09

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
Net assets (3/31/2006)	$88.49 million

70 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Value Index Fund returned 14.19% for the Institutional Class—just behind the 14.26% gain of its benchmark, the Russell 2000® Value Index, but well ahead of the 11.58% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value tops the market but bows to growth

After lagging the U.S. equity market during the last quarter of 2005, small-cap value stocks vaulted ahead of it in the first quarter of 2006. The category jumped 13.51%—its best single-quarter return since Decem-ber 31, 2003, while the broad market, as measured by the Russell 3000® Index, gained 5.31% during the first quarter. For the period as a whole, the market rose 7.46%.

          During the six months, small-cap value stocks easily outperformed the 9.06% rise of the Russell Midcap® Value Index and the 7.27% return of the large-cap Russell 1000® Value Index. However, small-cap value issues trailed the 16.20% surge in small-cap growth stocks.

Financials, technology and materials lead the way

Ten of the benchmark’s twelve industry sectors advanced during the period, with eight posting double-digit gains and four climbing more than 20%.

          The financial sector, which on March 31, 2006, represented about one-third of the index in terms of market capitalization, rose 12% to become the biggest contributor to the benchmark’s performance.

          Technology and the materials and processing sector, together making up nearly one-fourth of the index, gained 28.2% and 27.5%, respectively. However, losses in “other energy” (–5.1%) and consumer staples (–1.3%) tempered the return of the index.

Small-cap value posts strong five-year returns

For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to that of its benchmark.

          As of March 31, 2006, the Russell 2000 Value Index had an average annual return of 16.24% over the previous five years, compared with 5.33% for the broad Russell 3000 Index during the same period. However, small-cap value investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 22.72% to –21.29%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 71

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TISVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Value Index Fund
Institutional Class	23.66%	25.56%	14.19%	121.86%

Benchmark:
Russell 2000 Value Index[2]	23.77	25.68	14.26	122.60

Peer group:
Morningstar Small Value	19.96	24.00	11.58	113.17

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

72 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,186 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 22.63%, for the quarter ended June 30, 2003
Worst quarter: –5.06%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 73

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,141.47		$0.43
5% annual hypothetical return	1,000.00	1,024.53	‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	0.00
Middle: $1 billion–$5 billion	55.95
Small: under $1 billion	44.05

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$79.93 million

74 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Blend Index Fund gained 15.17% for the Institutional Class—just behind the 15.23% rise of its benchmark, the Russell 2000® Index, but well ahead of the 13.53% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps soar above the market

For the six months, small caps scored gains that were more than twice the 7.46% return of the broad U.S. market, as measured by the Russell 3000® Index. Within the small-cap category, growth stocks rose 16.20%, and value issues advanced 14.26%.

          In the fourth quarter of 2005, small caps returned just 1.13%, while large caps gained 2.12%. However, investors showed a fresh appetite for risk in the first quarter of 2006, and small caps jumped 13.94%—their largest single-quarter gain since the last quarter of 2004 and more than three times small caps’ return for all of 2005. In fact, the first quarter saw small caps outperform large caps by the largest margin since the fourth quarter of 2001.

Financials and technology drive returns

For the six months, all twelve of the benchmark’s sectors moved upward, and eight posted double-digit gains. The largest contributions to the benchmark’s return came from the 23.2% advance in technology and from the 13.4% rise of financial stocks, which on March 31, 2006, made up more than one-fifth of the index in terms of market capitalization.

          Outsized gains in materials and processing (27%) and in the consumer discretionary sector (13%) also boosted the benchmark’s performance. The smallest returns came from integrated oils (4.1%) and “other energy” (1.7%).

The fund tracks the benchmark

For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell 2000 Index had an average annual return of 12.59% over the past five years, compared with 5.33% for the broad-based Russell 3000 Index during the period. However, small-cap investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 23.42% to –21.40%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 75

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TISBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Blend Index Fund
Institutional Class	25.75%	25.12%	15.17%	119.16%

Benchmark:
Russell 2000 Index[2]	25.85	25.31	15.23	120.36

Peer group:
Morningstar Small Blend	23.31	24.11	13.53	114.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

76 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,916 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.22%, for the quarter ended June 30, 2003
Worst quarter: –5.40%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 77

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)	Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,151.27	$0.43
5% annual hypothetical return	1,000.00	1,024.53‡	0.40

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	0.47
Middle: $1 billion–$5 billion	59.33
Small: under $1 billion	40.20

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$194.79 million

78 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Index Fund |	Foreign stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The International Equity Index Fund returned 13.66% for the Institutional Class, compared with 13.86% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 14.54% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks keep leading

As of December 31, 2005, foreign stocks had outperformed domestic issues for four consecutive calendar years. Foreign issues continued their superior performance during the first quarter of 2006, and for the six-month period, the EAFE’s gains far exceeded the 7.46% return of the Russell 3000® Index, which measures the broad U.S. market. However, for the ten-year period ended March 31, 2006, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.18% to 6.49%.

A weaker dollar helps

In the fourth quarter of 2005, the dollar strengthened against several major currencies, reducing the EAFE’s 7.11% gain in terms of local currencies to 4.08% in terms of dollars. During the first quarter of 2006, the dollar weakened, particularly against the euro, boosting the benchmark’s return from 8.19% in local currencies to 9.40% in dollars. These first-quarter gains constituted about two-thirds of the benchmark’s rise for the six-month period.

Europe and the Pacific post strong gains

Outsized returns in both the European and Pacific segments of the EAFE index contributed to its advance during the period. After gaining just 1.95% in the fourth quarter of 2005, the European segment posted a 10.76% jump in the first quarter of 2006. During the first quarter, German and French stocks gained 13.80% and 13.23%, respectively, while British stocks were up 8.28% and Swiss stocks returned 7.10%.

          Performance in the Pacific segment was smoother. Driven by an 11.85% surge in Japanese stocks, which made up a quarter of the EAFE’s market capitalization, the Pacific segment returned 8.60% in the fourth quarter of 2005. During the first three months of 2006, the segment returned an additional 6.70%.

          During the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 79

International Equity Index Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of March 31, 2006		Ticker symbol: TCIEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

International Equity Index Fund
Institutional Class	24.27%	25.16%	13.66%	119.38%

Benchmark: Morgan Stanley EAFE Index[2]	24.41	25.31	13.86	120.33

Peer group:
Morningstar Foreign Large Blend	26.21	23.21	14.54	107.99

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

80 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,938 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 19.29%, for the quarter ended June 30, 2003
Worst quarter: –8.09%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 81

International Equity Index Fund |	Foreign stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)	Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,135.80	$0.80
5% annual hypothetical return	1,000.00	1,024.17‡	0.76

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Japan	25.1
United Kingdom	23.3
France	9.7
Germany	7.0
Switzerland	6.7
Australia	5.0
Italy	3.8
Spain	3.7
Netherlands	3.4
16 other nations	12.3

Total	100.0

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	89.84
Middle: $1 billion–$5 billion	9.30
Small: under $1 billion	0.86

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$322.37 million

82 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Social Choice Equity Fund |	Socially screened stocks
DISCUSSION

Performance in the six months ended March 31, 2006

The Social Choice Equity Fund gained 7.56% for the Institutional Class, outpacing both the 7.46% return of its benchmark, the Russell 3000® Index, and the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

          Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Excluded stocks lift the fund’s return

During the period, the fund’s social screens prevented the fund from investing in a number of stocks that are large components of the Russell 3000 in terms of market capitalization. The exclusion of these stocks produced a mix of positive and negative effects, but the net effect was a return for the fund that was ahead of its benchmark’s.

          The largest positive factor in the fund’s performance relative to the benchmark’s was the exclusion of ExxonMobil. This stock, which was the largest component of the benchmark in terms of market capitalization on March 31, 2006, lost 3.2% for the period.

          The fund’s return was also helped by the exclusion of other weak performers among the benchmark’s largest stocks, including Chevron, which lost 9%, and Altria, the parent company of Philip Morris, which lost 1.8%.

          The exclusion of other stocks that performed well during the period had a negative effect on the fund’s return. The biggest detraction came from the absence of Burlington Northern Santa Fe Railway, which gained 40.1%, well above the return of the index. The fund’s performance was also reduced by the exclusion of Caterpillar and agricultural giant Archer Daniels Midland, which rose 23.3% and 37.4%, respectively.

Statistical techniques help manage risk

Since the fund cannot invest in some stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of the benchmark’s total market capitalization.

          Several stocks that were overweighted for this reason performed well, boosting the fund’s return. These included steel producer Nucor and two financial services companies, JPMorgan Chase and Merrill Lynch.

          Other overweight holdings produced weak performance during the period, slightly reducing the fund’s return. Among these were Intel, Johnson & Johnson and NiSource, a utility company.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 83

Social Choice Equity Fund |	Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2006				Ticker symbol: TISCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Social Choice Equity Fund
Institutional Class	15.67%	5.33%	1.86%	7.56%	29.63%	13.23%

Benchmark:
Russell 3000 Index[2]	14.28	5.33	2.02	7.46	29.67	14.44

Peer group:
Morningstar Large Blend	12.76	3.77	1.53	6.80	21.00	12.41

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

84 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $11,323 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.24%, for the quarter ended June 30, 2003
Worst quarter: –16.32%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 85

Social Choice Equity Fund | Socially screened stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,074.93	$0.67 †
5% annual hypothetical return	1,000.00	1,024.27 ‡	0.66

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.13%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.20%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.04 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,074.56.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	83.12
Middle: $1 billion–$5 billion	12.87
Small: under $1 billion	4.01

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$126.98 million

86 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Real Estate Securities Fund | Real estate securities

DISCUSSION

Performance in the six months ended March 31, 2006

The Real Estate Securities Fund returned 15.10% for the Institutional Class. The fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 18.82%, and the average return of similar funds, as measured by the Morning-star Specialty Real Estate category, was 16.70%.

REITs trounce stocks and bonds

For the six-month period, the return of real estate investment trusts (REITs) was more than double the 7.46% gain of the broad-market Russell 3000® Index. Also left far behind by REITs were the 3.16% rise of high-yield bonds and the –0.06% return of investment-grade bonds, as measured by the Lehman Brothers U.S. Aggregate Index.

REITs break through investment headwinds

During the period, REITs faced two serious obstacles: their own high valuations and rising interest rates. However, three factors helped sustain performance. First, institutional investors who had previously sold REITs and taken profits began buying them again for fear of missing out on another big run-up. Second, REITs became a hotbed of mergers-and-acquisition activity. Investors flew to REITs in hope of selling them at a premium if the companies went private. Finally, for most of the period, the yield of REITs was higher than that of the 10-year Treasury, another common choice for income-seeking investors.

Solid returns trail the benchmark

During the six months, the fund delivered strong absolute returns and outperformed many income-producing assets as well as the broad U.S. stock market. However, its advance lagged the benchmark’s. The primary drag on performance was an overweight position in mortgage REITs, a nonbenchmark sector. Holdings in specialty finance, which is also not in the benchmark, further limited returns. The fund’s managers trimmed their holdings in both sectors as the period wore on.

          The fund’s manager was replaced in February. An interim team managed the fund during the remainder of the period, as a new permanent management team was assembled.

          Some of the strategies used during the period were transitional, as the fund’s managers made adjustments in the portfolio. Focusing on the attributes of particular companies rather than on broad economic conditions, managers started adding attractively valued benchmark stocks in an effort to boost relative performance while limiting risk.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 87

Real Estate Securities Fund |	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TIREX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Real Estate Securities Fund
Institutional Class	29.48%	27.46%	15.10%	133.88%

Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	40.69	29.34	18.82	146.17

Peer group:
Morningstar Specialty Real Estate	36.04	27.33	16.70	134.08

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

88 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,388 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.20%, for the quarter ended December 31, 2004
Worst quarter: –6.81%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 89

Real Estate Securities Fund |	Real estate securities
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,149.49		$1.51	†
5% annual hypothetical return	1,000.00	1,023.51	‡	1.42

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.28%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.55%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.96 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,148.04.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	52.47
Middle: $1 billion–$5 billion	30.09
Small: under $1 billion	17.44

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$258.33 million

90 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Bond Fund |	Intermediate-term bonds

DISCUSSION

Performance in the six months ended March 31, 2006

The Bond Fund lost 0.16% for the Institutional Class. The fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, dropped 0.06%, versus the 0.11% decline of similar funds, as measured by the Morningstar Intermediate-Term Bond category.

The Fed keeps raising rates

Despite two catastrophic hurricanes during August and September, in the fourth quarter of 2005 the U.S. economy remained strong. The continuing signs of growth moved the Federal Reserve to raise the federal funds rate from 3.75% to 4.25% in an effort to keep inflation at bay.

          In late January 2006, the Fed raised rates again, and many investors expected the economy to cool, making further hikes unnecessary. Instead, it became hotter. Then, on March 21, the Fed announced yet another quarter-point increase in the federal funds rate—the last of four during the reporting period. On March 31, 2006, the rate stood at 4.75%—its highest level since April 2001.

Bonds dip into negative territory

Long-term yields rose more slowly.The yield on the 10-year Treasury note rose from 4.32% to 4.85% during the six-month period. Since bond yields and bond prices move in opposite directions, bond prices fell during the period.

          Because the decline in prices was only partly offset by rising interest income, bond returns for the period were poor. Within the benchmark, corporate bonds and Treasuries posted losses, and agencies and mortgage-backed securities each had only fractional gains.

The fund trails the benchmark

In the fourth quarter of 2005, the fund’s return was hurt by an overweight in agency securities. Speculation that the supply of agencies would increase in 2006 sent their prices down. Increased market volatility boosted demand for U.S. Treasury issues, and, as a result, the fund’s underweight in Treasuries reduced performance.

          However, in the first quarter of 2006, this underweight increased returns, because stabilizing oil prices and strong economic indicators persuaded investors to seek higher- yielding alternatives such as corporate bonds and mortgage-backed securities. Both of these sectors outperformed Treasuries. The fund’s positions in agencies did not significantly affect performance.

          During the six-month period, the fund also benefited by underweighting a variety of securities with two-year maturities, whose prices dropped more than longer-dated ones, and by overweighting issues with ten- year maturities.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 91

Bond Fund |	Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including foreign investment risks and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of March 31, 2006				Ticker symbol: TIBDX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Bond Fund Institutional Class	2.16%	5.20%	6.06%	–0.16%	28.86%	48.79%

Benchmark:
Lehman Brothers U.S. Aggregate Index	2.26	5.10	6.01	–0.06	28.27	48.35

Peer group:
Morningstar Intermediate-Term Bond	1.89	4.56	5.36	–0.11	25.07	42.40

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

92 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $14,879 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 5.02%, for the quarter ended September 30, 2001
Worst quarter: –2.31%, for the quarter ended June 30, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 93

Bond Fund |	Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$997.45		$0.95	†
5% annual hypothetical return	1,000.00	1,023.97	‡	0.96

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.19%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.35%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.75 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $996.65.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Holdings by market sector (as of 3/31/2006)

Mortgage-backed securities and CMBS	29.9%
U.S. agency securities	29.4
Corporate bonds	21.8
U.S. Treasury securities	12.9
Short-term investments	10.1
Yankees*	2.5
Asset-backed securities	2.4

Total	109.0	**

*	Foreign government and corporate bonds denominated in U.S. dollars

**

The percentage shown for each sector is based on net assets. These percentages exceed 100% (by 9%) because they include the fund’s receivables and liabilities, which primarily represent transactions awaiting settlement.

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$1.62 billion

Risk characteristics* (as of 3/31/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Fund	6.90	4.63

Lehman Brothers U.S. Aggregate Index	7.00	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

94 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Inflation-Linked Bond Fund |	Inflation-protected bonds

DISCUSSION

Performance in the six months ended March 31, 2006

The Inflation-Linked Bond Fund returned –2.16% for the Institutional Class, tracking the –2.14% return of its benchmark, the Lehman Brothers Treasury Inflation-Protected Securities (TIPS) Index. The average return of similar funds, as measured by the Morningstar Inflation-Protected Bond category, was –2.30%.

The Fed keeps raising rates

The Federal Reserve raised the federal funds rate four times during the reporting period. On March 31, 2006, the rate stood at 4.75%—its highest level since April 2001.

          With yields increasing, many bond prices fell during the period. (Bond yields and prices move in opposite directions.) After gaining 0.11% in the fourth quarter of 2005, TIPS lost 2.25% in the first quarter of 2006—their second-worst quarter ever. For the reporting period, they underper-formed the 0.06% drop in the Lehman Brothers U.S. Aggregate Index, a proxy for the U.S. investment-grade, fixed-income market.

          For the five-year period ended March 31, 2006, however, TIPS produced a 7.24% average annual return, topping both the 5.10% gain of the Lehman index and, surprisingly, the 5.33% increase of the U.S. stock market, as measured by the Russell 3000® Index.

Low inflation helps tame TIPS returns

Even though economic figures were strong during the six-month period, inflation remained under control, dampening demand for TIPS. Many market participants sold the securities in January ahead of the two TIPS auctions that month. Selling continued in February and March, partly as a result of lower oil prices, which cooled expectations for near-term inflation. Excluding food and energy, the rise in the Consumer Price Index from February 2005 to February 2006 was just 2.1%.

Strategies mitigate expense charges

The slight difference between the fund’s return and that of the benchmark was due to the fund’s expense charges; the index does not include such charges. During the period, the fund was able to reduce the effects of the charges on performance by making relative value trades among inflation-linked securities.

          As of March 31, 2006, the fund’s overall option-adjusted duration was 8.37 years, compared with the benchmark’s 8.44 years. We generally keep the fund’s duration—a measure of a bond’s sensitivity to interest-rate changes—close to the benchmark’s to reduce the risk that the fund will underperform the benchmark.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 95

Inflation-Linked Bond Fund |	Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TIILX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Inflation-Linked Bond Fund Institutional Class	0.70%	4.85%	–2.16%	18.04%

Benchmark:
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	0.86	5.05	–2.14	18.82

Peer group:
Morningstar Inflation-Protected Bond	0.23	4.68	–2.30	17.36

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

96 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $11,804 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 5.06%, for the quarter ended March 31, 2004
Worst quarter: –3.14%, for the quarter ended June 30, 2004

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 97

Inflation-Linked Bond Fund |	Inflation-protected bonds

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$977.41	$0.99 †
5% annual hypothetical return	1,000.00	1,023.92 ‡	1.01

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.20%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.35%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.73 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $976.67.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio composition by maturity

(as of 3/31/2006)

Percent of portfolio investments

1–20-Year Bonds	82.9
Over-20-Year Bonds	17.1

Total	100.0

Fund facts

Inception date
Institutional Class	10/1/2002
Net assets (3/31/2006)	$371.04 million

98 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Money Market Fund |	Cash equivalents

DISCUSSION

Performance in the six months ended March 31, 2006

The Money Market Fund returned 2.10% for the Institutional Class, surpassing the 1.83% return of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

Vibrant growth returns

In the wake of two devastating hurricanes, U.S. Gross Domestic Product rose only 1.7% during the fourth quarter of 2005. Economic growth accelerated in the first quarter of 2006, however, with employment on the rise and consumer and business spending both strong.

          At the end of February, energy prices were 20.1% higher than a year before, and year-over-year inflation was 3.6%. In February, Ben Bernanke assumed his post as the new chairman of the Federal Reserve, but there was no break in policy. In March, the Fed announced another quarter-point increase in the federal funds rate—the last of four during the period. On March 31, 2006, the rate stood at 4.75%—its highest level since April 2001.

LIBOR curve remains unchanged

Throughout the six months, the slope of the LIBOR (London Interbank Offered Rate) curve held steady, with yields rising in tandem. (LIBOR is the rate of interest that banks pay to borrow money from one another on the London market. The prices of many money market securities are based on the LIBOR curve.) Corporate spreads too were unchanged during the period.

Fund strategies boost returns

Highly concentrated in securities with shorter maturities, the fund regularly replaced lower-paying short-term instruments with the higher-paying ones that became available as the Fed raised interest rates.

          On March 31, 2006, 85.1% of the portfolio was invested in commercial paper, which generally offered higher returns without appreciably higher risk. The fund reduced its exposure to U.S. and Yankee (foreign) certifi-cates of deposit, from 19% on Sep-tember 30, 2005, to just 7.5% at the period’s end. The fund also invested 4.7% in floating-rate securities and 2.7% in agency issues.

          To boost returns, the fund invested 14.9% of its assets in foreign holdings, as of March 31, 2006.

          During the period, the weighted average maturity of the fund fluctu-ated between 35 and 44 days. At the end of March, it stood at 38 days, versus 37 days for the average iMoneyNet fund.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 99

Money Market Fund |	Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a further discussion of risk, please see page 8.

Yield and average maturity

	Net annualized yield (for the 7 days ended 3/28/2006)		Average maturity (as of 3/28/2006)
	Current yield	Effective yield	In days

Money Market Fund	4.60%	4.70%	38

iMoneyNet Money Fund Report AveragesTM—All Taxable	4.08	4.17	37

Performance as of March 31, 2006				Ticker symbol: TCIXX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Money Market Fund Institutional Class	3.73%	2.22%	3.20%	2.10%	11.60%	23.70%

iMoneyNet Money Fund Report Averages—All Taxable	3.17	1.74	2.72	1.83	8.97	19.70

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

100 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $12,370 as of March 31, 2006, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 1.65%, for the quarter ended December 31, 2000
Worst quarter: 0.25%, for the quarter ended March 31, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

*	Partial fiscal year

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 101

Money Market Fund |	Cash equivalents

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds. The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Institutional Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)	Expenses paid* (10/1/05–3/31/06)

Actual return	$ 1,000.00	$ 1,020.44	$ 0.56†
5% annual hypothetical return	1,000.00	1,024.37‡	0.56

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.11%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.15%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $0.76 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,020.24.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (as of 3/31/2006)

Percent of portfolio

Commercial paper	85.1
Certificates of deposit	7.5
Floating-rate securities	4.7
U.S. government and agency securities	2.7

Total	100.0

Fund facts

Inception date Institutional Class	7/1/1999
Net assets (3/31/2006)	$255.88 million

102 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND OTHER TEXTILE PRODUCTS		$1,186,562	0.82%

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc	29,908	1,927,272	1.33

	BUSINESS SERVICES
*	Adobe Systems, Inc	65,893	2,300,984	1.59
*	eBay, Inc	60,735	2,372,309	1.65
*	Electronic Arts, Inc	38,336	2,097,746	1.45
*	Google, Inc (Class A)	9,913	3,866,070	2.67
	Microsoft Corp	102,442	2,787,447	1.93
	SAP AG. (Spon ADR)	30,924	1,679,792	1.16
	Other		2,623,145	1.82

			17,727,493	12.27

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	41,750	3,037,313	2.10
	Eli Lilly & Co	31,711	1,753,618	1.21
*	Genentech, Inc	16,726	1,413,514	0.98
*	Genzyme Corp	22,449	1,509,022	1.04
	Procter & Gamble Co	51,777	2,983,391	2.07
	Teva Pharmaceutical Industries Ltd (Spon ADR)	61,325	2,525,364	1.75
	Other		4,322,632	2.99

			17,544,854	12.14

	COMMUNICATIONS
	Sprint Nextel Corp	72,290	1,867,974	1.29
*	Univision Communications, Inc (Class A)	48,143	1,659,489	1.15
	Other		2,509,583	1.74

			6,037,046	4.18

	EATING AND DRINKING PLACES		722,236	0.50

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Broadcom Corp (Class A)	37,456	1,616,601	1.12
	Emerson Electric Co	23,532	1,967,981	1.36
	General Electric Co	101,578	3,532,883	2.45
	Harman International Industries, Inc	13,613	1,512,813	1.05
	Motorola, Inc	124,296	2,847,621	1.97
*	Nvidia Corp	26,317	1,506,911	1.04
	Qualcomm, Inc	80,611	4,079,723	2.82
	Texas Instruments, Inc	76,391	2,480,416	1.72
	Other		1,847,687	1.28

			21,392,636	14.81

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	50,024	2,084,000	1.44

	FABRICATED METAL PRODUCTS		9,631	0.01

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 103

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	33,500	$2,373,810	1.64%
	PepsiCo, Inc	52,454	3,031,317	2.10

			5,405,127	3.74

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	43,927	1,686,797	1.17

	GENERAL MERCHANDISE STORES
	Target Corp	35,028	1,821,806	1.26
	Wal-Mart Stores, Inc	27,487	1,298,486	0.90

			3,120,292	2.16

	HEALTH SERVICES
	Caremark Rx, Inc	44,108	2,169,231	1.50

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	78,749	4,153,222	2.88
	Other		5,609	0.00

			4,158,831	2.88

	HOTELS AND OTHER LODGING PLACES		1,568,471	1.09

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	23,644	1,482,952	1.03
	Applied Materials, Inc	79,519	1,392,378	0.96
	Caterpillar, Inc	20,464	1,469,520	1.02
*	Network Appliance, Inc	63,206	2,277,312	1.58
	Other		2,463,181	1.70

			9,085,343	6.29

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	41,953	2,129,115	1.47
*	St. Jude Medical, Inc	38,394	1,574,154	1.09
*	Zimmer Holdings, Inc	27,333	1,847,711	1.28
	Other		1,632,817	1.13

			7,183,797	4.97

	INSURANCE CARRIERS
	Aetna, Inc	46,814	2,300,440	1.59
	Progressive Corp	13,872	1,446,295	1.00
*	WellPoint, Inc	28,626	2,216,511	1.54

			5,963,246	4.13

	LEATHER AND LEATHER PRODUCTS		856,720	0.59

	METAL MINING		1,189,228	0.82

	MISCELLANEOUS RETAIL
	CVS Corp	86,001	2,568,850	1.78

	MOTION PICTURES		725,391	0.50

104 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	58,092	$3,052,735	2.11%
	Other		1,021,244	0.71

			4,073,979	2.82

	OIL AND GAS EXTRACTION
	Halliburton Co	22,748	1,661,059	1.15
	Schlumberger Ltd	17,349	2,195,863	1.52
	Other		744,173	0.52

			4,601,095	3.19

	PETROLEUM AND COAL PRODUCTS		1,113,912	0.77

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	116,034	3,122,475	2.16

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	138,266	2,379,558	1.65
	Goldman Sachs Group, Inc	13,638	2,140,620	1.48
	Other		3,009,675	2.08

			7,529,853	5.21

	TRANSPORTATION BY AIR		689,467	0.48

	TRANSPORTATION EQUIPMENT
	Boeing Co	29,114	2,268,854	1.57
	United Technologies Corp	49,037	2,842,675	1.97

			5,111,529	3.54

	TRANSPORTATION SERVICES		289,631	0.20

	TRUCKING AND WAREHOUSING		2,184,454	1.51

	WHOLESALE TRADE-DURABLE GOODS		615,648	0.43

	WHOLESALE TRADE-NONDURABLE GOODS		170,966	0.12

	TOTAL COMMON STOCKS	(Cost $131,110,375)	143,816,063	99.55%

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		870,000	0.60

	TOTAL SHORT-TERM INVESTMENTS	(Cost $869,775)	870,000	0.60

	TOTAL PORTFOLIO	(Cost $131,980,150)	144,686,063	100.15%
	OTHER ASSETS & LIABILITIES, NET		(218,512)	(0.15)

	NET ASSETS		$144,467,551	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 105

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$203,906	0.11%

	APPAREL AND ACCESSORY STORES		1,011,351	0.56

	BUILDING MATERIALS AND GARDEN SUPPLIES		906,912	0.50

	BUSINESS SERVICES
	Automatic Data Processing, Inc	36,510	1,667,777	0.92
	Microsoft Corp	113,985	3,101,532	1.72
	Other		5,843,181	3.23

			10,612,490	5.87

	CHEMICALS AND ALLIED PRODUCTS
	Monsanto Co	19,041	1,613,725	0.89
	Novartis AG. (ADR)	28,833	1,598,502	0.88
	Pfizer, Inc	116,402	2,900,738	1.60
	Procter & Gamble Co	52,735	3,038,591	1.68
	Teva Pharmaceutical Industries Ltd (Spon ADR)	33,206	1,367,423	0.76
	Wyeth	38,420	1,864,138	1.03
	Other		12,407,547	6.86

			24,790,664	13.70

	COMMUNICATIONS
	Sprint Nextel Corp	62,467	1,614,147	0.89
	Other		4,050,375	2.24

			5,664,522	3.13

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	69,953	3,185,660	1.76
	Citigroup, Inc	64,834	3,062,110	1.69
	JPMorgan Chase & Co	72,209	3,006,783	1.66
	Northern Trust Corp	35,562	1,867,005	1.03
	US Bancorp	58,389	1,780,865	0.99
	Other		2,365,626	1.31

			15,268,049	8.44

	EATING AND DRINKING PLACES		1,049,473	0.58

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	45,373	1,535,876	0.84
	Exelon Corp	29,767	1,574,674	0.87
	Other		1,072,791	0.60

			4,183,341	2.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	144,356	3,128,195	1.73
	Emerson Electric Co	18,416	1,540,130	0.85
	General Electric Co	157,226	5,468,320	3.02
	Honeywell International, Inc	56,591	2,420,397	1.34
	Qualcomm, Inc	51,194	2,590,928	1.43
	Other		7,086,267	3.92

			22,234,237	12.29

106 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	90,394	$6,405,319	3.54%
	PepsiCo, Inc	51,700	2,987,743	1.65
	Other		2,251,918	1.24

			11,644,980	6.43

	FOOD STORES		897,713	0.50

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	40,746	1,564,646	0.86
	Best Buy Co, Inc	29,620	1,656,647	0.92
	Other		362,813	0.20

			3,584,106	1.98

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	45,633	2,155,703	1.19
	Other		1,263,687	0.70

			3,419,390	1.89

	HEALTH SERVICES
*	Coventry Health Care, Inc	36,007	1,943,658	1.08
*	Medco Health Solutions, Inc	23,164	1,325,444	0.73

			3,269,102	1.81

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	14,640	1,900,711	1.05
	Other		514,325	0.28

			2,415,036	1.33

	HOTELS AND OTHER LODGING PLACES		601,727	0.33

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	24,167	1,515,754	0.83
	Hewlett-Packard Co	83,946	2,761,823	1.53
	International Business Machines Corp	20,450	1,686,512	0.94
	Other		2,516,811	1.39

			8,480,900	4.69

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	68,531	1,579,640	0.87
	Other		1,918,516	1.06

			3,498,156	1.93

	INSURANCE CARRIERS
	ACE Ltd	32,024	1,665,568	0.92
	Aflac, Inc	37,627	1,698,107	0.94
	American International Group, Inc	63,098	4,170,147	2.31
	Other		3,263,556	1.80

			10,797,378	5.97

	METAL MINING		2,405,617	1.33

	MISCELLANEOUS RETAIL		553,312	0.31

	MOTION PICTURES		1,896,409	1.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 107

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	49,049	$2,577,525	1.43%
	Fannie Mae	31,193	1,603,320	0.89
	SLM Corp	34,026	1,767,310	0.97

			5,948,155	3.29

	OIL AND GAS EXTRACTION
	Halliburton Co	20,293	1,481,795	0.82
	Schlumberger Ltd	15,389	1,947,786	1.07
*	Transocean, Inc	17,732	1,423,880	0.79
	Other		887,022	0.49

			5,740,483	3.17

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	84,951	5,170,118	2.86
	Marathon Oil Corp	21,591	1,644,586	0.91
	Occidental Petroleum Corp	29,461	2,729,562	1.51
	Other		1,686,466	0.93

			11,230,732	6.21

	PRINTING AND PUBLISHING		491,570	0.27

	RAILROAD TRANSPORTATION		987,751	0.55

	SECURITY AND COMMODITY BROKERS
	Lehman Brothers Holdings, Inc	9,884	1,428,535	0.79
	Morgan Stanley	34,235	2,150,643	1.19
	Other		2,379,598	1.31

			5,958,776	3.29

	TRANSPORTATION BY AIR		832,572	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	22,486	1,752,334	0.97
	Northrop Grumman Corp	30,166	2,060,036	1.14
	United Technologies Corp	31,462	1,823,852	1.01
	Other		1,150,369	0.63

			6,786,591	3.75

	TRANSPORTATION SERVICES		539,760	0.30

	WHOLESALE TRADE-DURABLE GOODS		397	0.00 **

	WHOLESALE TRADE-NONDURABLE GOODS		1,842,142	1.02

	TOTAL COMMON STOCKS	(Cost $157,996,080)	179,747,700	99.35

	TOTAL PORTFOLIO	(Cost $157,996,080)	179,747,700	99.35%
	OTHER ASSETS & LIABILITIES, NET		1,174,631	0.65

	NET ASSETS		$180,922,331	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

108 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND OTHER TEXTILE PRODUCTS		$2,631,511	0.24%

BUSINESS SERVICES
WPP Group plc	892,548	10,690,115	0.97
Other		12,860,617	1.16

		23,550,732	2.13

CHEMICALS AND ALLIED PRODUCTS
Bayer AG	758,832	30,359,010	2.74
Novartis AG (Regd)	461,697	25,613,523	2.32
Reckitt Benckiser plc	629,718	22,129,555	2.00
Teva Pharmaceutical Industries Ltd (Spon ADR)	280,771	11,562,150	1.04
Other		26,988,959	2.45

		116,653,197	10.55

COAL MINING
BHP Billiton Ltd	599,630	11,971,854	1.08

COMMUNICATIONS
Royal KPN NV	1,417,244	15,950,221	1.44
Other		7,852,618	0.71

		23,802,839	2.15

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG	422,724	38,136,863	3.45
Mitsubishi UFJ Financial Group, Inc	530	8,085,431	0.73
Mizuho Financial Group. Inc	811	6,619,146	0.60
Sumitomo Mitsui Financial Group, Inc	422	4,649,547	0.42
Sumitomo Trust & Banking Co Ltd	475,000	5,483,092	0.50
Other		10,948,156	0.99

		73,922,235	6.69

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,615,082	40,692,505	3.68
Iberdrola S.A.	575,823	18,563,606	1.68
Other		3,301,059	0.30

		62,557,170	5.66

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		20,597,699	1.86

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	378,000	11,437,071	1.04
Other		1,245,886	0.11

		12,682,957	1.15

FOOD AND KINDRED PRODUCTS
Nisshin Oillio Group Ltd	1,497,000	11,545,639	1.05
Other		13,947,659	1.26

		25,493,298	2.31

FOOD STORES		369,732	0.03

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 109

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

GENERAL BUILDING CONTRACTORS
Shanghai Forte Land Co	14,072,000	$7,344,420	0.67%
Shimizu Corp	735,000	5,338,546	0.48
Other		2,180,066	0.20

		14,863,032	1.35

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	262,867	25,878,122	2.34
Other		360,600	0.04

		26,238,722	2.38

HOLDING AND OTHER INVESTMENT OFFICES
Man Group plc	833,743	35,648,089	3.23
Other		10,852,605	0.98

		46,500,694	4.21

HOTELS AND OTHER LODGING PLACES
Accor S.A.	783,358	45,095,432	4.08

INDUSTRIAL MACHINERY AND EQUIPMENT
GEA Group AG	1,614,774	27,123,163	2.45
Komatsu Ltd	457,000	8,695,356	0.79
Melco Holdings, Inc	164,900	4,947,419	0.45
Rheinmetall AG	370,099	28,664,014	2.59
Tokyo Seimitsu Co Ltd	90,600	5,398,068	0.49

		74,828,020	6.77

INSTRUMENTS AND RELATED PRODUCTS
Tecan Group AG	153,347	8,155,195	0.74
Terumo Corp	174,500	5,723,494	0.52
Other		2,347,846	0.21

		16,226,535	1.47

INSURANCE CARRIERS
Aioi Insurance Co Ltd	1,184,000	8,730,231	0.79
Fondiaria-Sai S.p.A	403,476	16,098,143	1.46
Zurich Financial Services AG	91,267	21,387,702	1.94
Other		7,983,344	0.72

		54,199,420	4.91

METAL MINING
Gold Fields Ltd	301,000	6,561,990	0.59
Other		16,196,798	1.47

		22,758,788	2.06

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG	556,670	40,338,406	3.65
Hypo Real Estate Holding AG	532,601	36,460,891	3.30
Orient Corp	3,314,000	12,583,032	1.14
Other		3,134,650	0.28

		92,516,979	8.37

NONMETALLIC MINERALS, EXCEPT FUELS		3,290,313	0.30

110 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	6,803,000	$7,101,207	0.64%
	Total S.A.	34,242	9,021,041	0.81
	Xinao Gas Holdings Ltd	7,355,000	6,824,359	0.62
	Other		4,504,388	0.41

			27,450,995	2.48

	PAPER AND ALLIED PRODUCTS		5,031,699	0.46

	PETROLEUM AND COAL PRODUCTS
	BP plc	728,443	8,351,878	0.75
	ENI S.p.A.	472,556	13,427,356	1.22
	Other		8,295,049	0.75

			30,074,283	2.72

	PRIMARY METAL INDUSTRIES
	BHP Billiton plc	770,879	14,059,913	1.27
*	Nippon Steel Corp	1,851,000	7,153,623	0.65
	Other		1,762,445	0.16

			22,975,981	2.08

	RAILROAD TRANSPORTATION		3,976,066	0.36

	REAL ESTATE
	Tokyo Tatemono Co Ltd	523,000	5,691,431	0.52
	Other		4,777,675	0.43

			10,469,106	0.95

	SECURITY AND COMMODITY BROKERS		5,761,716	0.52

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	339,543	26,969,096	2.44
	Other		7,638,478	0.69

			34,607,574	3.13

	TOBACCO PRODUCTS		4,070,175	0.37

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG. (Regd)	623,815	35,782,714	3.24
*	Fiat S.p.A.	3,577,779	45,028,344	4.08
	Toyota Motor Corp	320,500	17,466,014	1.58
	Other		18,358,485	1.66

			116,635,557	10.56

	TRUCKING AND WAREHOUSING
	Deutsche Post AG. (Regd)	1,476,971	36,980,398	3.35

	WATER TRANSPORTATION		1,666,345	0.15

	WHOLESALE TRADE-DURABLE GOODS
*	Hagemeyer NV	5,732,043	28,925,749	2.62
	Sumitomo Corp	349,000	4,957,403	0.45
	Other		4,018,875	0.36

			37,902,027	3.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 111

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY		VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS		$684,717	0.06%

TOTAL COMMON STOCKS	(Cost $912,141,790)	1,109,037,798	100.37

TOTAL PORTFOLIO	(Cost $912,141,790)	1,109,037,798	100.37%
OTHER ASSETS & LIABILITIES, NET		(4,118,959)	(0.37)

NET ASSETS		$1,104,918,839	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

112 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary of market values by country (unaudited)
March 31, 2006

	VALUE	% OF MARKET VALUE

FOREIGN
AUSTRALIA	$45,496,805	4.10%
BRAZIL	4,235,641	0.38
FINLAND	44,077,381	3.97
FRANCE	79,994,595	7.21
GERMANY	237,496,868	21.42
HONG KONG	23,805,399	2.15
INDIA	12,060,266	1.09
ISRAEL	11,562,150	1.04
ITALY	74,553,842	6.72
JAPAN	268,897,371	24.25
NETHERLANDS	44,875,970	4.05
REPUBLIC OF KOREA	1,654,769	0.15
RUSSIA	6,438,963	0.58
SINGAPORE	6,429,067	0.58
SOUTH AFRICA	6,561,990	0.59
SPAIN	18,563,606	1.67
SWEDEN	710,689	0.06
SWITZERLAND	125,937,824	11.36
UNITED KINGDOM	95,684,602	8.63

TOTAL FOREIGN	1,109,037,798	100.00

TOTAL PORTFOLIO	$1,109,037,798	100.00%

	2006 Semiannual Report	| 113
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund |	Summary portfolio of investments (unaudited)
March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Gap, Inc	739,490	$13,813,673	2.17%

	APPAREL AND OTHER TEXTILE PRODUCTS		471,939	0.07

	BUSINESS SERVICES		6,376,350	1.00

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	155,721	8,891,669	1.39
	Pfizer, Inc	405,508	10,105,259	1.58
	Other		14,748,165	2.31

			33,745,093	5.28

	COMMUNICATIONS
	AT&T, Inc	353,668	9,563,183	1.50
	BellSouth Corp	150,201	5,204,465	0.82
	Sprint Nextel Corp	397,425	10,269,462	1.60
	Verizon Communications, Inc	263,689	8,981,247	1.41
	Other		1,656,748	0.25

			35,675,105	5.58

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	434,830	19,802,158	3.10
	Bank of New York Co, Inc	167,273	6,028,519	0.94
	Citigroup, Inc	394,422	18,628,551	2.92
	Hudson City Bancorp, Inc	745,702	9,910,380	1.55
	JPMorgan Chase & Co	553,069	23,029,793	3.61
	SunTrust Banks, Inc	150,936	10,982,103	1.72
	US Bancorp	150,740	4,597,570	0.72
	Washington Mutual, Inc	159,849	6,812,764	1.07
	Wells Fargo & Co	158,682	10,135,019	1.58
	Other		6,516,317	1.02

			116,443,174	18.23

	EATING AND DRINKING PLACES
	Brinker International, Inc	217,796	9,201,881	1.44

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	142,482	4,823,016	0.76
	DPL, Inc	211,302	5,705,154	0.89
	Other		20,265,068	3.17

			30,793,238	4.82

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Brocade Communications Systems, Inc	811,113	5,418,235	0.85
*	Ciena Corp	828,427	4,316,105	0.68
	General Electric Co	334,872	11,646,848	1.82
	Honeywell International, Inc	265,256	11,344,999	1.78
*	JDS Uniphase Corp	1,236,268	5,155,238	0.81
	Other		13,730,567	2.14

			51,611,992	8.08

114 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FABRICATED METAL PRODUCTS		$2,793,375	0.44%

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	302,520	21,436,567	3.35
	Other		11,156,063	1.75

			32,592,630	5.10

	FURNITURE AND HOMEFURNISHINGS STORES
	RadioShack Corp	315,311	6,063,431	0.95

	GENERAL BUILDING CONTRACTORS		2,999,542	0.47

	HEALTH SERVICES		2,293,369	0.36

	HEAVY CONSTRUCTION, EXCEPT BUILDING		3,187,533	0.50

	HOLDING AND OTHER INVESTMENT OFFICES
	New Century Financial Corp	143,474	6,602,673	1.03
	Other		512	0.00	**

			6,603,185	1.03

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	4,430,516	0.70
	Other		1,743,368	0.27

			6,173,884	0.97

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	452,362	14,882,710	2.33
	Other		41,027	0.01

			14,923,737	2.34

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	317,270	7,313,074	1.14
	Other		8,810,691	1.38

			16,123,765	2.52

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	253,631	7,446,606	1.17

	INSURANCE CARRIERS
	American International Group, Inc	146,352	9,672,404	1.51
	PartnerRe Ltd	88,291	5,481,988	0.86
	St. Paul Travelers Cos, Inc	221,513	9,257,028	1.45
	Other		19,153,070	3.00

			43,564,490	6.82

	LUMBER AND WOOD PRODUCTS		3,141,783	0.49

	METAL MINING		4,672,822	0.73

	MISCELLANEOUS MANUFACTURING INDUSTRIES		328,054	0.05

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,480,201	5,920,804	0.93
*	Sears Holdings Corp	114,291	15,113,842	2.36

			21,034,646	3.29

	2006 Semiannual Report	| 115
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES		$332	0.00	%**

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	267,062	13,726,987	2.15
	Freddie Mac	98,003	5,978,183	0.93

			19,705,170	3.08

	OIL AND GAS EXTRACTION
	Devon Energy Corp	91,431	5,592,834	0.88
	Petroleo Brasileiro S.A. (ADR)	59,059	5,118,644	0.80
	Other		9,840,155	1.54

			20,551,633	3.22

	PAPER AND ALLIED PRODUCTS
	Temple-Inland, Inc	99,413	4,428,849	0.69
	Other		5,838,487	0.92

			10,267,336	1.61

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	283,513	16,435,249	2.57
	Exxon Mobil Corp	230,270	14,014,232	2.19
	Occidental Petroleum Corp	79,680	7,382,352	1.16
	Other		5,225,243	0.82

			43,057,076	6.74

	PRINTING AND PUBLISHING
	Tribune Co	164,476	4,511,577	0.71
	Other		2,379,392	0.37

			6,890,969	1.08

	RAILROAD TRANSPORTATION		2,806,381	0.44

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	278,574	17,500,019	2.74
	Nomura Holdings, Inc	197,500	4,393,911	0.69
	Waddell & Reed Financial, Inc (Class A)	291,550	6,734,805	1.05
	Other		44,184	0.01

			28,672,919	4.49

	STONE, CLAY, AND GLASS PRODUCTS		4,142,892	0.65

	TRANSPORTATION BY AIR		4,755,834	0.74

	TRANSPORTATION EQUIPMENT
*	Alstom RGPT	69,560	5,825,119	0.91
	Other		1,297,687	0.20

			7,122,806	1.11

	TRANSPORTATION SERVICES		2,941,334	0.46

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	151,597	11,297,008	1.77
	Other		3,680,802	0.57

			14,977,810	2.34

	TOTAL COMMON STOCKS	(Cost $567,920,463)	637,967,789	99.86

116 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$1,250,000	0.19%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,249,677)	1,250,000	0.19

	TOTAL PORTFOLIO	(Cost $569,170,140)	639,217,789	100.05%
	OTHER ASSETS & LIABILITIES, NET		(328,062)	(0.05)

	NET ASSETS		$638,889,727	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	| 117
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
*	Chico’s FAS, Inc	63,085	$2,563,774	0.84%
	Other		1,246,081	0.41

			3,809,855	1.25

	APPAREL AND OTHER TEXTILE PRODUCTS		2,241,657	0.73

	BUSINESS SERVICES
*	Activision, Inc	206,214	2,843,691	0.93
*	Adobe Systems, Inc	81,286	2,838,507	0.93
*	Cerner Corp	61,761	2,930,559	0.96
*	Cognizant Technology Solutions Corp	55,595	3,307,347	1.08
*	Iron Mountain, Inc	62,870	2,561,324	0.84
*	Monster Worldwide, Inc	66,791	3,330,199	1.09
	Moody’s Corp	84,100	6,009,786	1.97
	Other		18,820,674	6.16

			42,642,087	13.96

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	84,540	3,229,428	1.06
*	Forest Laboratories, Inc	101,798	4,543,245	1.49
*	Medimmune, Inc	77,198	2,823,903	0.92
	Other		12,715,074	4.16

			23,311,650	7.63

	COAL MINING
	Consol Energy, Inc	34,904	2,588,481	0.85
	Peabody Energy Corp	50,958	2,568,793	0.84

			5,157,274	1.69

	COMMUNICATIONS
*	NII Holdings, Inc (Class B)	72,596	4,280,986	1.40
*	Univision Communications, Inc (Class A)	131,892	4,546,317	1.49
	Other		4,349,991	1.42

			13,177,294	4.31

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	340,605	4,526,640	1.48
	Other		638,538	0.21

			5,165,178	1.69

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	67,537	2,529,261	0.83
	Other		143,072	0.04

			2,672,333	0.87

	ELECTRIC, GAS, AND SANITARY SERVICES		3,199,687	1.05

118 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	82,743	$4,317,530	1.41%
	Analog Devices, Inc	65,640	2,513,356	0.82
*	Broadcom Corp (Class A)	125,338	5,409,588	1.77
	Harman International Industries, Inc	35,996	4,000,235	1.31
*	JDS Uniphase Corp	793,415	3,308,541	1.09
	L-3 Communications Holdings, Inc	31,009	2,660,262	0.87
*	Nvidia Corp	64,731	3,706,497	1.21
	Other		10,748,406	3.52

			36,664,415	12.00

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	82,465	3,435,492	1.13
	Quest Diagnostics, Inc	84,531	4,336,440	1.42
	Other		1,259,030	0.41

			9,030,962	2.96

	FOOD AND KINDRED PRODUCTS		2,115,448	0.69

	FURNITURE AND FIXTURES
	Herman Miller, Inc	94,653	3,067,704	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	152,619	5,860,570	1.92
	Circuit City Stores, Inc	113,232	2,771,919	0.91
	Other		2,322,211	0.76

			10,954,700	3.59

	GENERAL BUILDING CONTRACTORS		4,641,130	1.52

	GENERAL MERCHANDISE STORES		1,694,834	0.55

	HEALTH SERVICES
*	Coventry Health Care, Inc	49,702	2,682,914	0.88
*	DaVita, Inc	75,510	4,546,457	1.49
	Manor Care, Inc	58,739	2,605,075	0.85
	Other		847,960	0.28

			10,682,406	3.50

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Jacobs Engineering Group, Inc	36,098	3,131,141	1.02

	HOLDING AND OTHER INVESTMENT OFFICES		2,534,205	0.83

	HOTELS AND OTHER LODGING PLACES
	Station Casinos, Inc	43,021	3,414,577	1.12
	Other		2,333,613	0.76

			5,748,190	1.88

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 119

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Joy Global, Inc	78,097	$4,667,858	1.53%
*	Network Appliance, Inc	155,003	5,584,758	1.83
	Other		6,257,338	2.05

			16,509,954	5.41

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	38,080	2,582,205	0.84
*	Fisher Scientific International, Inc	51,531	3,506,685	1.15
	Kla-Tencor Corp	59,705	2,887,334	0.94
*	St. Jude Medical, Inc	71,200	2,919,200	0.96
	Other		6,465,932	2.12

			18,361,356	6.01

	INSURANCE AGENTS, BROKERS AND SERVICE		1,884,423	0.62

	LEATHER AND LEATHER PRODUCTS		1,555,893	0.51

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	75,468	4,510,722	1.48

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,398,608	0.46

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	48,066	3,287,714	1.08
	ENSCO International, Inc	65,059	3,347,286	1.10
	Noble Energy, Inc	56,936	2,500,629	0.82
	XTO Energy, Inc	57,001	2,483,534	0.81
	Other		5,990,962	1.96

			17,610,125	5.77

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	58,432	4,207,104	1.38
	Other		2,402,393	0.78

			6,609,497	2.16

	PRINTING AND PUBLISHING		2,803,998	0.92

	RAILROAD TRANSPORTATION		1,672,605	0.55

	REAL ESTATE
*	CB Richard Ellis Group, Inc	40,857	3,297,160	1.08

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		149,617	0.05

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	11,162	4,994,995	1.64
	Greenhill & Co, Inc	48,545	3,209,310	1.05
	Other		9,266,781	3.03

			17,471,086	5.72

	STONE, CLAY, AND GLASS PRODUCTS		1,661,543	0.54

120 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

TRANSPORTATION BY AIR
Southwest Airlines Co	172,579	$3,104,696	1.02%

TRANSPORTATION EQUIPMENT		4,420,750	1.45

TRANSPORTATION SERVICES		3,547,389	1.16

WHOLESALE TRADE-DURABLE GOODS		6,241,959	2.04

TOTAL COMMON STOCKS	(Cost $252,274,691)	304,453,531	99.67

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA) 4.650%, 04/03/06	$3,110,000	3,110,000	1.02

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,109,197)	3,110,000	1.02

TOTAL PORTFOLIO	(Cost $255,383,888)	307,563,531	100.69%
OTHER ASSETS & LIABILITIES, NET		(2,109,777)	(0.69)

NET ASSETS		$305,453,754	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 121

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$4,391,660	0.97%

	APPAREL AND OTHER TEXTILE PRODUCTS		495,180	0.11

	BUSINESS SERVICES		10,743,348	2.38

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	74,000	3,903,500	0.87
	Clorox Co	51,000	3,052,350	0.67
	Cytec Industries, Inc	51,000	3,060,510	0.68
	Other		19,910,981	4.42

			29,927,341	6.64

	COMMUNICATIONS
	PanAmSat Holding Corp	123,000	3,052,860	0.68
	Other		5,181,780	1.15

			8,234,640	1.83

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	108,000	3,892,320	0.86
	Compass Bancshares, Inc	69,000	3,492,090	0.78
	Hudson City Bancorp, Inc	885,132	11,763,404	2.61
	Marshall & Ilsley Corp	101,500	4,423,370	0.98
	Mellon Financial Corp	88,000	3,132,800	0.70
	Other		22,443,096	4.98

			49,147,080	10.91

	EATING AND DRINKING PLACES		1,098,500	0.24

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	177,000	5,991,450	1.33
	Constellation Energy Group, Inc	80,000	4,376,800	0.97
	NorthWestern Corp	91,000	2,833,740	0.63
*	NRG Energy, Inc	69,000	3,120,180	0.69
	PG&E Corp	80,000	3,112,000	0.69
	PPL Corp	100,000	2,940,000	0.65
	Public Service Enterprise Group, Inc	70,000	4,482,800	1.00
	Questar Corp	59,000	4,132,950	0.92
	Other		24,937,145	5.53

			55,927,065	12.41

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	L-3 Communications Holdings, Inc	33,500	2,873,965	0.64
*	Lucent Technologies, Inc	1,210,000	3,690,500	0.82
	Other		19,656,810	4.36

			26,221,275	5.82

	FABRICATED METAL PRODUCTS		4,394,410	0.97

122 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	142,000	$4,778,300	1.06%
	Coca-Cola Enterprises, Inc	211,000	4,291,740	0.95
	Other		5,969,745	1.33

			15,039,785	3.34

	FOOD STORES
	Kroger Co	324,000	6,596,640	1.46
	Other		2,681,340	0.60

			9,277,980	2.06

	GENERAL BUILDING CONTRACTORS		4,561,220	1.01

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	70,500	5,146,500	1.14
	TJX Cos, Inc	152,000	3,772,640	0.84
	Other		2,295,580	0.51

			11,214,720	2.49

	HEALTH SERVICES
	Cigna Corp	53,000	6,922,860	1.53
	McKesson Corp	84,000	4,378,920	0.97
*	WellPoint, Inc	18,600	1,440,198	0.32
	Other		1,608,821	0.36

			14,350,799	3.18

	HEAVY CONSTRUCTION, EXCEPT BUILDING		2,284,108	0.51

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	3,123,875	0.69
	Developers Diversified Realty Corp	51,000	2,792,250	0.62
	iShares Russell Midcap Value Index Fund	78,020	10,407,868	2.31
	Prologis	62,652	3,351,882	0.74
	Other		20,892,338	4.64

			40,568,213	9.00

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,000	3,166,175	0.70
	Other		2,133,495	0.48

			5,299,670	1.18

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Eaton Corp	50,000	3,648,500	0.81
	Other		3,058,250	0.68

			6,706,750	1.49

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	274,000	4,164,800	0.92
	Other		8,456,635	1.88

			12,621,435	2.80

	INSURANCE AGENTS, BROKERS AND SERVICE		4,737,140	1.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 123

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
*	Conseco, Inc	121,000	$3,003,220	0.67%
	Genworth Financial, Inc	137,000	4,579,910	1.02
	PartnerRe Ltd	47,500	2,949,275	0.65
	UnumProvident Corp	140,000	2,867,200	0.64
	XL Capital Ltd (Class A)	44,000	2,820,840	0.63
	Other		12,216,067	2.70

			28,436,512	6.31

	LUMBER AND WOOD PRODUCTS
	Plum Creek Timber Co, Inc	123,000	4,542,390	1.01

	METAL MINING
	Phelps Dodge Corp	48,000	3,865,440	0.86
	Other		5,465,003	1.21

			9,330,443	2.07

	MISCELLANEOUS RETAIL
	Alberto-Culver Co	74,000	3,273,020	0.73
*	Office Depot, Inc	83,000	3,090,920	0.69
	Other		3,408,520	0.75

			9,772,460	2.17

	OIL AND GAS EXTRACTION
*	Newfield Exploration Co	66,000	2,765,400	0.61
	Noble Energy, Inc	104,000	4,567,680	1.01
	Other		10,960,950	2.44

			18,294,030	4.06

	PAPER AND ALLIED PRODUCTS		7,738,685	1.72

	PETROLEUM AND COAL PRODUCTS		3,625,939	0.80

	PRINTING AND PUBLISHING
	Tribune Co	169,000	4,635,670	1.03
	Other		4,174,960	0.93

			8,810,630	1.96

	RAILROAD TRANSPORTATION
	CSX Corp	58,000	3,468,400	0.77
	Other		2,541,290	0.56

			6,009,690	1.33

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Newell Rubbermaid, Inc	110,000	2,770,900	0.61
	Other		1,412,550	0.32

			4,183,450	0.93

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	33,500	4,646,450	1.03
	Other		1,316,700	0.29

			5,963,150	1.32

	STONE, CLAY, AND GLASS PRODUCTS		4,122,582	0.92

124 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	TOBACCO PRODUCTS
	Loews Corp (Carolina Group)	156,000	$7,374,120	1.64%

	TRANSPORTATION BY AIR		1,118,040	0.25

	TRANSPORTATION EQUIPMENT
	Autoliv, Inc	56,000	3,168,480	0.70
	Other		5,417,153	1.20

			8,585,633	1.90

	TRANSPORTATION SERVICES		1,267,210	0.28

	WATER TRANSPORTATION		2,110,860	0.47

	WHOLESALE TRADE-NONDURABLE GOODS		1,970,420	0.44

	TOTAL COMMON STOCKS	(Cost $398,489,560)	450,498,563	99.97

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,290,000	0.29

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,289,667)	1,290,000	0.29

	TOTAL PORTFOLIO	(Cost $399,779,227)	451,788,563	100.26%
	OTHER ASSETS & LIABILITIES, NET		(1,175,459)	(0.26)

	NET ASSETS		$450,613,104	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 125

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$836,152	0.19%

	AMUSEMENT AND RECREATION SERVICES		427,637	0.10

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	51,950	1,566,812	0.36
	Other		10,569,345	2.46

			12,136,157	2.82

	APPAREL AND OTHER TEXTILE PRODUCTS		1,521,432	0.35

	AUTO REPAIR, SERVICES AND PARKING		504,729	0.12

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,662,335	0.62

	BUILDING MATERIALS AND GARDEN SUPPLIES		626,159	0.15

	BUSINESS SERVICES
*	Parametric Technology Corp	100,118	1,634,927	0.38
	Other		38,849,552	9.04

			40,484,479	9.42

	CHEMICALS AND ALLIED PRODUCTS
*	Amylin Pharmaceuticals, Inc	32,319	1,582,015	0.37
	Other		25,051,663	5.82

			26,633,678	6.19

	COMMUNICATIONS		6,662,704	1.55

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	43,100	1,582,632	0.37
	Citizens Banking Corp	51,668	1,387,286	0.32
	Greater Bay Bancorp	47,549	1,319,009	0.31
	Hanmi Financial Corp	72,803	1,314,822	0.30
	MAF Bancorp, Inc	33,564	1,469,096	0.34
	MB Financial, Inc	41,083	1,454,338	0.34
	PFF Bancorp, Inc	39,400	1,328,174	0.31
	TierOne Corp	40,416	1,372,123	0.32
	Other		27,272,377	6.34

			38,499,857	8.95

	EATING AND DRINKING PLACES
	CKE Restaurants, Inc	76,250	1,326,750	0.31
	Other		6,818,894	1.58

			8,145,644	1.89

	EDUCATIONAL SERVICES		1,561,417	0.36

	ELECTRIC, GAS, AND SANITARY SERVICES
	Cleco Corp	72,100	1,609,993	0.38
	Nicor, Inc	41,400	1,637,784	0.38
	Other		7,581,184	1.76

			10,828,961	2.52

126 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	ON Semiconductor Corp	239,210	$1,736,665	0.41%
*	Silicon Image, Inc	134,670	1,388,448	0.32
	Other		26,536,036	6.17

			29,661,149	6.90

	ENGINEERING AND MANAGEMENT SERVICES		6,110,412	1.42

	FABRICATED METAL PRODUCTS
	Crane Co	36,800	1,509,168	0.35
	Other		4,318,836	1.01

			5,828,004	1.36

	FOOD AND KINDRED PRODUCTS		4,026,299	0.94

	FOOD STORES		346,639	0.08

	FURNITURE AND FIXTURES		3,878,822	0.90

	FURNITURE AND HOMEFURNISHINGS STORES		779,152	0.18

	GENERAL BUILDING CONTRACTORS		852,998	0.20

	GENERAL MERCHANDISE STORES		238,716	0.06

	HEALTH SERVICES
*	Magellan Health Services, Inc	32,850	1,329,440	0.31
	Other		5,536,967	1.29

			6,866,407	1.60

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	27,806	1,353,596	0.31

	HOLDING AND OTHER INVESTMENT OFFICES
	Ashford Hospitality Trust, Inc	111,000	1,376,400	0.32
	Brandywine Realty Trust	41,977	1,333,190	0.31
	Colonial Properties Trust	37,000	1,854,810	0.43
	Innkeepers U.S.A. Trust	78,500	1,330,575	0.31
*	Interdigital Communications Corp	60,100	1,473,652	0.34
	iShares Russell 2000 Index Fund	91,408	6,947,008	1.62
	PS Business Parks, Inc	27,900	1,560,168	0.36
*	Rambus, Inc	41,174	1,619,785	0.38
	Other		18,798,175	4.37

			36,293,763	8.44

	HOTELS AND OTHER LODGING PLACES		1,138,691	0.26

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Avocent Corp	47,699	1,513,966	0.35
*	Emulex Corp	97,290	1,662,686	0.39
*	Palm, Inc	62,706	1,452,271	0.34
	Other		22,479,400	5.22

			27,108,323	6.30

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 127

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	61,720	$1,388,700	0.32%
*	Intuitive Surgical, Inc	11,331	1,337,058	0.31
	Other		20,496,488	4.77

			23,222,246	5.40

	INSURANCE AGENTS, BROKERS AND SERVICE		982,112	0.23

	INSURANCE CARRIERS		10,929,593	2.54

	JUSTICE, PUBLIC ORDER AND SAFETY		280,240	0.06

	LEATHER AND LEATHER PRODUCTS		2,874,962	0.67

	LEGAL SERVICES		1,149,433	0.27

	LUMBER AND WOOD PRODUCTS
*	Champion Enterprises, Inc	93,900	1,404,744	0.33
	Other		558,061	0.13

			1,962,805	0.46

	METAL MINING		2,612,448	0.61

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,728,462	0.63

	MISCELLANEOUS RETAIL
	Cash America International, Inc	52,813	1,585,446	0.37
	Longs Drug Stores Corp	31,000	1,434,680	0.33
	Other		3,202,535	0.75

			6,222,661	1.45

	NONDEPOSITORY INSTITUTIONS		4,715,971	1.10

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	43,572	2,088,406	0.49
	St. Mary Land & Exploration Co	42,300	1,727,109	0.40
	Other		10,988,084	2.55

			14,803,599	3.44

	PAPER AND ALLIED PRODUCTS		1,985,219	0.46

	PERSONAL SERVICES		1,982,440	0.46

	PETROLEUM AND COAL PRODUCTS
*	Alon USA Energy, Inc	69,964	1,722,514	0.40
	Frontier Oil Corp	31,179	1,850,474	0.43
	Other		1,611,989	0.38

			5,184,977	1.21

	PRIMARY METAL INDUSTRIES
	Belden CDT, Inc	49,800	1,356,054	0.32
*	General Cable Corp	50,700	1,537,731	0.36
	Other		8,567,456	1.99

			11,461,241	2.67

	PRINTING AND PUBLISHING		2,670,526	0.62

	RAILROAD TRANSPORTATION		555,897	0.13

128 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	REAL ESTATE
	Jones Lang LaSalle, Inc	21,200	$1,622,648	0.37%
	Other		1,925,162	0.45

			3,547,810	0.82

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,742,114	0.64

	SECURITY AND COMMODITY BROKERS		5,260,811	1.22

	SOCIAL SERVICES		1,810,919	0.42

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	37,994	1,886,782	0.44
*	Quanta Services, Inc	88,400	1,416,168	0.33
	Other		1,202,610	0.28

			4,505,560	1.05

	STONE, CLAY, AND GLASS PRODUCTS		1,058,775	0.25

	TOBACCO PRODUCTS		165,822	0.04

	TRANSPORTATION BY AIR		3,291,485	0.77

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc	109,400	1,631,154	0.38
	Other		6,622,626	1.54

			8,253,780	1.92

	TRANSPORTATION SERVICES
*	EGL, Inc	30,198	1,358,910	0.32
	Other		2,751,084	0.64

			4,109,994	0.96

	TRUCKING AND WAREHOUSING		916,046	0.21

	WATER TRANSPORTATION		800,946	0.19

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	25,053	1,340,085	0.31
	Reliance Steel & Aluminum Co	25,500	2,394,960	0.56
	Other		7,571,933	1.76

			11,306,978	2.63

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co	57,724	1,800,412	0.42
	UAP Holding Corp	70,444	1,514,546	0.35
	Other		4,231,850	0.98

			7,546,808	1.75

	TOTAL COMMON STOCKS (Cost $376,240,760)		427,656,992	99.46

	2006 Semiannual Report	| 129
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	ISSUER		VALUE	ASSETS

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$3,400,000	0.79%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,399,121)	3,400,000	0.79

	TOTAL PORTFOLIO	(Cost $379,639,881)	431,056,992	100.25%
	OTHER ASSETS & LIABILITIES, NET		(1,073,676)	(0.25)

	NET ASSETS		$429,983,316	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

130 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,598,572	0.27%

	APPAREL AND ACCESSORY STORES		6,751,343	1.13

	APPAREL AND OTHER TEXTILE PRODUCTS		814,769	0.14

	AUTO REPAIR, SERVICES AND PARKING		91,754	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,561,041	0.26

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	195,271	8,259,963	1.38
	Lowe’s Cos, Inc	70,016	4,511,831	0.76
	Other		534,942	0.09

			13,306,736	2.23

	BUSINESS SERVICES
*	eBay, Inc	98,531	3,848,621	0.65
	First Data Corp	70,413	3,296,737	0.55
*	Google, Inc (Class A)	14,919	5,818,410	0.98
	Microsoft Corp	839,081	22,831,394	3.83
*	Oracle Corp	354,458	4,852,530	0.81
*	Yahoo!, Inc	109,468	3,531,438	0.59
	Other		27,821,694	4.66

			72,000,824	12.07

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	122,732	5,212,428	0.87
*	Amgen, Inc	111,952	8,144,508	1.37
	Dow Chemical Co	81,956	3,327,414	0.56
	Eli Lilly & Co	82,830	4,580,499	0.77
*	Genentech, Inc	41,886	3,539,786	0.59
*	Gilead Sciences, Inc	40,845	2,541,376	0.43
	Procter & Gamble Co	289,081	16,656,847	2.79
	Schering-Plough Corp	133,442	2,534,064	0.42
	Wyeth	60,232	2,922,457	0.49
	Other		25,237,959	4.23

			74,697,338	12.52

	COAL MINING		2,060,587	0.34

	COMMUNICATIONS		12,322,862	2.07

	DEPOSITORY INSTITUTIONS		5,871,506	0.98

	EATING AND DRINKING PLACES
*	Starbucks Corp	70,503	2,653,733	0.44
	Other		3,852,252	0.65

			6,505,985	1.09

	EDUCATIONAL SERVICES		1,808,833	0.30

	ELECTRIC, GAS, AND SANITARY SERVICES		5,637,625	0.95

	2006 Semiannual Report	| 131
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	584,884	$12,674,436	2.13%
	Emerson Electric Co	31,537	2,637,439	0.44
	General Electric Co	728,457	25,335,734	4.25
	Intel Corp	530,417	10,263,569	1.72
	Motorola, Inc	177,711	4,071,359	0.68
	Qualcomm, Inc	147,783	7,479,298	1.25
	Texas Instruments, Inc	150,391	4,883,196	0.82
	Other		16,599,965	2.78

			83,944,996	14.07

	ENGINEERING AND MANAGEMENT SERVICES		3,828,680	0.64

	FABRICATED METAL PRODUCTS		2,555,052	0.43

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	75,686	5,363,110	0.90
	Coca-Cola Co	117,365	4,914,073	0.82
	PepsiCo, Inc	151,457	8,752,700	1.47
	Other		6,342,658	1.06

			25,372,541	4.25

	FOOD STORES		829,171	0.14

	FURNITURE AND FIXTURES		2,136,497	0.36

	FURNITURE AND HOMEFURNISHINGS STORES		4,043,698	0.68

	GENERAL BUILDING CONTRACTORS		3,102,972	0.52

	GENERAL MERCHANDISE STORES
	Target Corp	80,122	4,167,145	0.70
	Wal-Mart Stores, Inc	227,869	10,764,532	1.80
	Other		3,390,002	0.57

			18,321,679	3.07

	HEALTH SERVICES		8,444,033	1.42

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,023,501	0.17

	HOLDING AND OTHER INVESTMENT OFFICES		5,152,190	0.86

	HOTELS AND OTHER LODGING PLACES		3,969,135	0.67

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	69,570	5,265,753	0.88
*	Apple Computer, Inc	74,487	4,671,825	0.78
	Applied Materials, Inc	150,878	2,641,874	0.44
	Caterpillar, Inc	61,814	4,438,863	0.74
*	Dell, Inc	209,289	6,228,441	1.05
*	EMC Corp	217,324	2,962,126	0.50
	International Business Machines Corp	123,610	10,194,117	1.71
	Other		14,227,094	2.39

			50,630,093	8.49

132 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	269,029	$15,931,897	2.67%
	Medtronic, Inc	109,388	5,551,441	0.93
	Other		22,955,253	3.85

			44,438,591	7.45

	INSURANCE AGENTS, BROKERS AND SERVICE		1,925,980	0.32

	INSURANCE CARRIERS
	American International Group, Inc	61,583	4,070,020	0.68
	UnitedHealth Group, Inc	123,193	6,881,561	1.15
	Other		10,009,299	1.68

			20,960,880	3.51

	LEATHER AND LEATHER PRODUCTS		1,339,923	0.23

	METAL MINING		1,953,752	0.33

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,133,653	0.19

	MISCELLANEOUS RETAIL
	Walgreen Co	92,440	3,986,937	0.67
	Other		7,074,334	1.18

			11,061,271	1.85

	MOTION PICTURES		3,424,179	0.57

	NONDEPOSITORY INSTITUTIONS
	American Express Co	98,964	5,200,558	0.87
	Other		3,413,190	0.57

			8,613,748	1.44

	NONMETALLIC MINERALS, EXCEPT FUELS		524,666	0.09

	OIL AND GAS EXTRACTION
	Halliburton Co	40,342	2,945,773	0.49
	Other		10,244,106	1.72

			13,189,879	2.21

	PAPER AND ALLIED PRODUCTS		1,136,464	0.19

	PERSONAL SERVICES		827,798	0.14

	PETROLEUM AND COAL PRODUCTS		3,289,695	0.55

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	137,881	3,710,378	0.62
	Other		843,842	0.14

			4,554,220	0.76

	PRINTING AND PUBLISHING		4,346,054	0.73

	RAILROAD TRANSPORTATION		290,518	0.05

	REAL ESTATE		1,069,151	0.18

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		247,191	0.04

	SECURITY AND COMMODITY BROKERS		11,003,987	1.85

	2006 Semiannual Report	| 133
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	STONE, CLAY, AND GLASS PRODUCTS		$229,884	0.04%

	TOBACCO PRODUCTS		329,389	0.06

	TRANSPORTATION BY AIR
	FedEx Corp	27,323	3,085,860	0.52
	Other		1,224,418	0.20

			4,310,278	0.72

	TRANSPORTATION EQUIPMENT
	Boeing Co	74,761	5,826,125	0.98
	Lockheed Martin Corp	33,355	2,505,961	0.42
	United Technologies Corp	92,624	5,369,413	0.90
	Other		7,302,470	1.22

			21,003,969	3.52

	TRANSPORTATION SERVICES		2,236,051	0.38

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	55,508	4,406,225	0.74
	Other		742,721	0.12

			5,148,946	0.86

	WATER TRANSPORTATION		119,131	0.02

	WHOLESALE TRADE-DURABLE GOODS		2,259,543	0.38

	WHOLESALE TRADE-NONDURABLE GOODS		6,082,202	1.02

	TOTAL COMMON STOCKS	(Cost $541,312,450)	595,435,006	99.81

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		710,000	0.12

	TOTAL SHORT-TERM INVESTMENTS	(Cost $709,817)	710,000	0.12

	TOTAL PORTFOLIO	(Cost $542,022,267)	596,145,006	99.93%
	OTHER ASSETS & LIABILITIES, NET		409,429	0.07

	NET ASSETS		$596,554,435	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

134 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES		$11,723	0.00%	**

	TOTAL PREFERRED STOCKS	(Cost $5,932)	11,723	0.00**

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		679,318	0.13

	APPAREL AND ACCESSORY STORES		288,201	0.05

	APPAREL AND OTHER TEXTILE PRODUCTS		1,350,620	0.26

	AUTO REPAIR, SERVICES AND PARKING		135,012	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		304,286	0.06

	BUSINESS SERVICES		9,538,149	1.80

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co	93,187	2,293,332	0.43
	Du Pont (E.I.) de Nemours & Co	62,048	2,619,046	0.49
	Merck & Co, Inc	136,610	4,812,770	0.91
	Pfizer, Inc	599,509	14,939,764	2.82
	Wyeth	54,161	2,627,892	0.50
	Other		11,326,402	2.14

			38,619,206	7.29

	COAL MINING		437,692	0.08

	COMMUNICATIONS
	AT&T, Inc	315,987	8,544,288	1.61
	BellSouth Corp	147,603	5,114,444	0.97
*	Comcast Corp (Class A)	85,993	2,249,577	0.42
	Sprint Nextel Corp	185,065	4,782,080	0.90
	Verizon Communications, Inc	235,709	8,028,249	1.52
	Other		9,553,657	1.80

			38,272,295	7.22

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	374,867	17,071,443	3.22
	Bank of New York Co, Inc	63,217	2,278,341	0.43
	Citigroup, Inc	418,976	19,788,236	3.73
	JPMorgan Chase & Co	283,580	11,808,271	2.23
	SunTrust Banks, Inc	28,926	2,104,656	0.40
	US Bancorp	147,219	4,490,180	0.85
	Wachovia Corp	130,078	7,290,872	1.38
	Washington Mutual, Inc	79,646	3,394,513	0.64
	Wells Fargo & Co	122,426	7,819,349	1.47
	Other		26,274,008	4.96

			102,319,869	19.31

	EATING AND DRINKING PLACES
	McDonald’s Corp	102,146	3,509,737	0.66
	Other		505,966	0.10

			4,015,703	0.76

	2006 Semiannual Report	| 135
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

EDUCATIONAL SERVICES		$28,932	0.01%

ELECTRIC, GAS, AND SANITARY SERVICES
Duke Energy Corp	73,196	2,133,663	0.40
Exelon Corp	53,834	2,847,819	0.54
Other		30,550,360	5.76

		35,531,842	6.70

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	207,198	7,206,346	1.36
Honeywell International, Inc	68,199	2,916,871	0.55
Other		7,590,508	1.43

		17,713,725	3.34

ENGINEERING AND MANAGEMENT SERVICES		345,336	0.07

FABRICATED METAL PRODUCTS		702,787	0.13

FOOD AND KINDRED PRODUCTS
Altria Group, Inc	99,640	7,060,490	1.33
Coca-Cola Co	63,189	2,645,723	0.51
Other		10,352,988	1.95

		20,059,201	3.79

FOOD STORES		1,972,527	0.37

FORESTRY		1,393,336	0.26

FURNITURE AND FIXTURES		2,054,841	0.39

FURNITURE AND HOMEFURNISHINGS STORES		511,798	0.10

GENERAL BUILDING CONTRACTORS		2,011,424	0.38

GENERAL MERCHANDISE STORES		4,187,292	0.79

HEALTH SERVICES		1,972,335	0.37

HEAVY CONSTRUCTION, EXCEPT BUILDING		80,495	0.02

HOLDING AND OTHER INVESTMENT OFFICES
iShares Russell 1000 Value Index Fund	31,876	2,329,498	0.44
Other		18,072,703	3.41

		20,402,201	3.85

HOTELS AND OTHER LODGING PLACES		442,277	0.08

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	233,061	7,667,707	1.45
Other		6,884,597	1.30

		14,552,304	2.75

INSTRUMENTS AND RELATED PRODUCTS		4,012,870	0.76

INSURANCE AGENTS, BROKERS AND SERVICE		4,422,014	0.83

136 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS
Allstate Corp	53,717	$2,799,193	0.53%
American International Group, Inc	130,120	8,599,631	1.62
Prudential Financial, Inc	38,884	2,947,796	0.56
St. Paul Travelers Cos, Inc	53,884	2,251,812	0.42
Other		21,544,715	4.07

		38,143,147	7.20

LOCAL AND INTERURBAN PASSENGER TRANSIT		224,699	0.04

LUMBER AND WOOD PRODUCTS		792,663	0.15

METAL MINING		2,296,409	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		777,412	0.15

MISCELLANEOUS RETAIL		2,482,619	0.47

MOTION PICTURES
Time Warner, Inc	350,142	5,878,884	1.11
Walt Disney Co	116,817	3,258,026	0.62
Other		1,877,445	0.35

		11,014,355	2.08

NONDEPOSITORY INSTITUTIONS
Fannie Mae	77,834	4,000,668	0.75
Freddie Mac	55,761	3,401,421	0.64
Other		3,639,927	0.69

		11,042,016	2.08

NONMETALLIC MINERALS, EXCEPT FUELS		238,981	0.04

OIL AND GAS EXTRACTION
Burlington Resources, Inc	31,176	2,865,386	0.54
Devon Energy Corp	35,836	2,192,088	0.41
Other		7,824,783	1.48

		12,882,257	2.43

PAPER AND ALLIED PRODUCTS		4,352,089	0.82

PERSONAL SERVICES		188,003	0.03

PETROLEUM AND COAL PRODUCTS
Chevron Corp	182,628	10,586,945	2.00
ConocoPhillips	111,926	7,068,127	1.34
Exxon Mobil Corp	513,215	31,234,265	5.89
Marathon Oil Corp	29,244	2,227,515	0.42
Occidental Petroleum Corp	33,805	3,132,033	0.59
Valero Energy Corp	47,970	2,867,647	0.54
Other		1,643,468	0.31

		58,760,000	11.09

PRIMARY METAL INDUSTRIES
Alcoa, Inc	69,969	2,138,253	0.40
Other		2,642,733	0.50

		4,780,986	0.90

	2006 Semiannual Report	| 137
SEE NOTES TO FINANCIAL STATEMENTS	Institutional Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRINTING AND PUBLISHING		$4,568,191	0.86%

	RAILROAD TRANSPORTATION
	Burlington Northern Santa Fe Corp	30,328	2,527,232	0.47
	Other		4,493,017	0.85

			7,020,249	1.32

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		491,401	0.09

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	27,047	4,245,297	0.80
	Lehman Brothers Holdings, Inc	22,385	3,235,304	0.61
	Merrill Lynch & Co, Inc	75,751	5,966,149	1.13
	Morgan Stanley	79,585	4,999,530	0.94
	Other		3,976,221	0.75

			22,422,501	4.23

	STONE, CLAY, AND GLASS PRODUCTS		738,773	0.14

	TOBACCO PRODUCTS		1,241,136	0.23

	TRANSPORTATION BY AIR		580,088	0.11

	TRANSPORTATION EQUIPMENT		9,164,816	1.73

	TRANSPORTATION SERVICES		498,689	0.09

	TRUCKING AND WAREHOUSING		225,699	0.04

	WATER TRANSPORTATION		442,517	0.08

	WHOLESALE TRADE-DURABLE GOODS		2,284,611	0.43

	WHOLESALE TRADE-NONDURABLE GOODS		3,113,908	0.59

	TOTAL COMMON STOCKS	(Cost $454,379,856)	529,126,103	99.83

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		450,000	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $449,884)	450,000	0.09

	TOTAL PORTFOLIO	(Cost $454,835,672)	529,587,826	99.92%
	OTHER ASSETS & LIABILITIES, NET		417,578	0.08

	NET ASSETS		$530,005,404	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%.

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

138 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$34,110	0.01%

	AMUSEMENT AND RECREATION SERVICES		1,497,634	0.23

	APPAREL AND ACCESSORY STORES		4,474,507	0.68

	APPAREL AND OTHER TEXTILE PRODUCTS		1,586,358	0.24

	AUTO REPAIR, SERVICES AND PARKING		372,560	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,193,137	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	97,557	4,126,661	0.62
	Other		2,720,980	0.41

			6,847,641	1.03

	BUSINESS SERVICES
*	Google, Inc (Class A)	7,419	2,893,410	0.44
	Microsoft Corp	418,734	11,393,752	1.72
*	Oracle Corp	177,430	2,429,017	0.37
	Other		30,281,127	4.57

			46,997,306	7.10

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	70,135	2,978,633	0.45
*	Amgen, Inc	55,874	4,064,834	0.61
	Eli Lilly & Co	44,300	2,449,790	0.37
	Merck & Co, Inc	99,598	3,508,838	0.53
	Pfizer, Inc	336,283	8,380,172	1.27
	Procter & Gamble Co	144,295	8,314,278	1.26
	Wyeth	60,475	2,934,247	0.44
	Other		30,615,966	4.63

			63,246,758	9.56

	COAL MINING		1,362,263	0.21

	COMMUNICATIONS
	AT&T, Inc	177,598	4,802,250	0.73
	BellSouth Corp	82,766	2,867,842	0.43
	Sprint Nextel Corp	125,949	3,254,522	0.49
	Verizon Communications, Inc	132,419	4,510,191	0.68
	Other		13,589,273	2.06

			29,024,078	4.39

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	210,562	9,588,993	1.45
	Citigroup, Inc	235,288	11,112,652	1.68
	JPMorgan Chase & Co	159,072	6,623,758	1.00
	US Bancorp	82,833	2,526,406	0.38
	Wachovia Corp	73,040	4,093,892	0.62
	Wells Fargo & Co	76,289	4,872,642	0.74
	Other		27,382,041	4.14

			66,200,384	10.01

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 139

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EATING AND DRINKING PLACES		$6,313,098	0.95%

	EDUCATIONAL SERVICES		1,128,037	0.17

	ELECTRIC, GAS, AND SANITARY SERVICES		24,417,862	3.69

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	292,319	6,334,553	0.96
	General Electric Co	479,609	16,680,801	2.52
	Intel Corp	266,748	5,161,574	0.78
	Motorola, Inc	110,855	2,539,688	0.38
	Qualcomm, Inc	73,847	3,737,397	0.57
	Texas Instruments, Inc	75,093	2,438,270	0.37
	Other		20,048,465	3.03

			56,940,748	8.61

	ENGINEERING AND MANAGEMENT SERVICES		3,602,998	0.54

	FABRICATED METAL PRODUCTS		2,380,436	0.36

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	93,662	6,636,889	1.00
	Coca-Cola Co	94,136	3,941,474	0.60
	PepsiCo, Inc	75,739	4,376,957	0.66
	Other		9,776,957	1.48

			24,732,277	3.74

	FOOD STORES		1,768,307	0.27

	FORESTRY		795,644	0.12

	FURNITURE AND FIXTURES		2,624,199	0.40

	FURNITURE AND HOMEFURNISHINGS STORES		2,576,343	0.39

	GENERAL BUILDING CONTRACTORS		2,923,526	0.44

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	113,846	5,378,085	0.81

	Other		6,292,496	0.95

			11,670,581	1.76

	HEALTH SERVICES		6,261,605	0.95

	HEAVY CONSTRUCTION, EXCEPT BUILDING		717,854	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	39,990	5,191,902	0.79
	Other		16,764,796	2.53

			21,956,698	3.32

	HOTELS AND OTHER LODGING PLACES		2,490,582	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	34,764	2,631,287	0.40
*	Dell, Inc	104,541	3,111,140	0.47
	Hewlett-Packard Co	130,878	4,305,886	0.65
	International Business Machines Corp	72,965	6,017,424	0.91

140 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
Other		$20,771,389	3.14%

		36,837,126	5.57

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	134,408	7,959,700	1.20
Medtronic, Inc	54,664	2,774,198	0.42
Other		16,803,212	2.54

		27,537,110	4.16

INSURANCE AGENTS, BROKERS AND SERVICE		3,701,518	0.56

INSURANCE CARRIERS
American International Group, Inc	103,781	6,858,952	1.04
UnitedHealth Group, Inc	61,589	3,440,362	0.52
Other		22,963,942	3.47

		33,263,256	5.03

JUSTICE, PUBLIC ORDER AND SAFETY		77,247	0.01

LEATHER AND LEATHER PRODUCTS		862,757	0.13

LEGAL SERVICES		78,120	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		118,864	0.02

LUMBER AND WOOD PRODUCTS		672,057	0.10

METAL MINING		2,567,230	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES		1,482,003	0.22

MISCELLANEOUS RETAIL		7,774,578	1.18

MOTION PICTURES
Time Warner, Inc	207,392	3,482,112	0.52
Other		4,607,045	0.70

		8,089,157	1.22

NONDEPOSITORY INSTITUTIONS
American Express Co	49,412	2,596,601	0.39
Other		8,321,265	1.26

		10,917,866	1.65

NONMETALLIC MINERALS, EXCEPT FUELS		482,958	0.07

OIL AND GAS EXTRACTION		16,403,612	2.48

PAPER AND ALLIED PRODUCTS		3,337,087	0.50

PERSONAL SERVICES		769,672	0.12

PETROLEUM AND COAL PRODUCTS
Chevron Corp	102,424	5,937,519	0.90
ConocoPhillips	62,878	3,970,746	0.60
Exxon Mobil Corp	287,893	17,521,168	2.65
Other		7,555,406	1.14

		34,984,839	5.29

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 141

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PIPELINES, EXCEPT NATURAL GAS		$15,362	0.00%

	PRIMARY METAL INDUSTRIES		6,556,390	0.99

	PRINTING AND PUBLISHING		5,303,316	0.80

	RAILROAD TRANSPORTATION		4,333,793	0.66

	REAL ESTATE		791,449	0.12

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		860,515	0.13

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	17,643	2,769,245	0.42
	Merrill Lynch & Co, Inc	42,614	3,356,279	0.51
	Morgan Stanley	49,489	3,108,899	0.47
	Other		9,540,655	1.44

			18,775,078	2.84

	SOCIAL SERVICES		159,981	0.02

	SPECIAL TRADE CONTRACTORS		290,103	0.04

	STONE, CLAY, AND GLASS PRODUCTS		806,360	0.12

	TEXTILE MILL PRODUCTS		7,106	0.00

	TOBACCO PRODUCTS		950,960	0.14

	TRANSPORTATION BY AIR		2,925,056	0.44

	TRANSPORTATION EQUIPMENT
	Boeing Co	37,365	2,911,854	0.44
	United Technologies Corp	46,242	2,680,649	0.40
	Other		11,165,212	1.69

			16,757,715	2.53

	TRANSPORTATION SERVICES		1,662,509	0.25

	TRUCKING AND WAREHOUSING		3,014,614	0.46

	WATER TRANSPORTATION		508,859	0.08

	WHOLESALE TRADE-DURABLE GOODS		3,979,653	0.60

	WHOLESALE TRADE-NONDURABLE GOODS		5,512,327	0.83

	TOTAL COMMON STOCKS	(Cost $470,403,495)	659,305,734	99.66

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT SECURITIES AND DISCOUNT NOTES		1,080,000	0.16

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,079,721)	1,080,000	0.16

	TOTAL PORTFOLIO	(Cost $471,483,216)	660,385,734	99.82%
	OTHER ASSETS & LIABILITIES, NET		1,204,805	0.18

	NET ASSETS		$661,590,539	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

142 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$951,112	0.12%

	APPAREL AND ACCESSORY STORES		3,072,960	0.39

	APPAREL AND OTHER TEXTILE PRODUCTS		1,300,512	0.16

	AUTO REPAIR, SERVICES AND PARKING		188,076	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		637,422	0.08

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	142,000	6,006,600	0.76
	Other		3,357,324	0.42

			9,363,924	1.18

	BUSINESS SERVICES
*	Google, Inc (Class A)	12,000	4,680,000	0.59
	Microsoft Corp	598,291	16,279,498	2.06
	Other		31,623,625	3.99

			52,583,123	6.64

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	103,401	4,391,440	0.55
*	Amgen, Inc	79,300	5,769,075	0.73
	Eli Lilly & Co	75,800	4,191,740	0.53
	Merck & Co, Inc	146,400	5,157,672	0.65
	Pfizer, Inc	492,320	12,268,614	1.55
	Procter & Gamble Co	220,942	12,730,678	1.61
	Wyeth	89,900	4,361,948	0.55
	Other		30,238,543	3.82

			79,109,710	9.99

	COMMUNICATIONS
	AT&T, Inc	260,453	7,042,649	0.89
	BellSouth Corp	120,700	4,182,255	0.53
*	Comcast Corp (Class A)	143,506	3,754,117	0.47
	Sprint Nextel Corp	198,666	5,133,529	0.65
	Verizon Communications, Inc	195,700	6,665,542	0.84
	Other		6,854,566	0.87

			33,632,658	4.25

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	310,924	14,159,479	1.79
	Citigroup, Inc	334,400	15,793,712	1.99
	JPMorgan Chase & Co	233,236	9,711,947	1.23
	US Bancorp	121,100	3,693,550	0.47
	Wachovia Corp	107,564	6,028,962	0.76
	Wells Fargo & Co	112,200	7,166,214	0.90
	Other		25,106,634	3.17

			81,660,498	10.31

	EATING AND DRINKING PLACES		6,570,326	0.83

	EDUCATIONAL SERVICES		504,096	0.06

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 143

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$26,773,627	3.38%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	411,774	8,923,142	1.13
d	General Electric Co	699,400	24,325,132	3.07
	Intel Corp	394,400	7,631,640	0.96
	Motorola, Inc	167,271	3,832,179	0.49
	Qualcomm, Inc	110,900	5,612,649	0.71
	Other		23,470,173	2.96

			73,794,915	9.32

	ENGINEERING AND MANAGEMENT SERVICES		1,842,057	0.23

	FABRICATED METAL PRODUCTS		1,765,294	0.22

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	139,600	9,892,056	1.25
	Coca-Cola Co	137,900	5,773,873	0.73
	PepsiCo, Inc	110,800	6,403,132	0.81
	Other		12,129,565	1.53

			34,198,626	4.32

	FOOD STORES		2,217,443	0.28

	FORESTRY		1,180,609	0.15

	FURNITURE AND FIXTURES		2,638,208	0.33

	FURNITURE AND HOMEFURNISHINGS STORES		2,676,635	0.34

	GENERAL BUILDING CONTRACTORS		2,561,115	0.32

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	167,200	7,898,528	1.00
	Other		8,633,027	1.09

			16,531,555	2.09

	HEALTH SERVICES		6,497,316	0.82

	HEAVY CONSTRUCTION, EXCEPT BUILDING		506,220	0.06

	HOLDING AND OTHER INVESTMENT OFFICES		7,258,456	0.92

	HOTELS AND OTHER LODGING PLACES		2,302,713	0.29

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	50,600	3,829,914	0.48
*	Dell, Inc	157,530	4,688,093	0.59
	Hewlett-Packard Co	189,700	6,241,130	0.79
	International Business Machines Corp	105,100	8,667,597	1.09
	Other		20,400,699	2.58

			43,827,433	5.53

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	199,200	11,796,624	1.49
	Medtronic, Inc	80,800	4,100,600	0.52
	Other		16,982,107	2.14

			32,879,331	4.15

144 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE		$4,430,424	0.56%

INSURANCE CARRIERS
American International Group, Inc	173,600	11,473,224	1.45
UnitedHealth Group, Inc	90,900	5,077,674	0.64
Other		29,114,888	3.68

		45,665,786	5.77

LEATHER AND LEATHER PRODUCTS		871,416	0.11

LUMBER AND WOOD PRODUCTS		640,946	0.08

METAL MINING		3,375,913	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		5,149,416	0.65

MISCELLANEOUS RETAIL		8,863,211	1.12

MOTION PICTURES
Time Warner, Inc	302,200	5,073,938	0.64
Other		6,255,819	0.79

		11,329,757	1.43

NONDEPOSITORY INSTITUTIONS
American Express Co	82,800	4,351,140	0.55
Other		10,668,822	1.35

		15,019,962	1.90

NONMETALLIC MINERALS, EXCEPT FUELS		589,220	0.07

OIL AND GAS EXTRACTION
Schlumberger Ltd	39,500	4,999,515	0.63
Other		20,010,343	2.53

		25,009,858	3.16

PAPER AND ALLIED PRODUCTS		3,803,112	0.48

PERSONAL SERVICES		478,465	0.06

PETROLEUM AND COAL PRODUCTS
Chevron Corp	149,215	8,649,994	1.09
ConocoPhillips	92,400	5,835,060	0.74
Exxon Mobil Corp	409,800	24,940,428	3.15
Other		10,534,619	1.33

		49,960,101	6.31

PRIMARY METAL INDUSTRIES		6,582,985	0.83

PRINTING AND PUBLISHING		5,634,571	0.71

RAILROAD TRANSPORTATION		6,069,850	0.77

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		553,679	0.07

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 145

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	29,300	$4,598,928	0.58%
	Merrill Lynch & Co, Inc	61,400	4,835,864	0.61
	Morgan Stanley	71,900	4,516,758	0.57
	Other		8,569,361	1.08

			22,520,911	2.84

	TOBACCO PRODUCTS		1,054,790	0.13

	TRANSPORTATION BY AIR		3,145,408	0.40

	TRANSPORTATION EQUIPMENT
	Boeing Co	53,800	4,192,634	0.53
	United Technologies Corp	67,900	3,936,163	0.50
	Other		13,143,632	1.66

			21,272,429	2.69

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	73,300	5,818,554	0.74

			5,818,554	0.74

	WATER TRANSPORTATION		1,373,730	0.17

	WHOLESALE TRADE-DURABLE GOODS		1,196,732	0.15

	WHOLESALE TRADE-NONDURABLE GOODS		7,063,566	0.89

	TOTAL COMMON STOCKS	(Cost $696,038,426)	786,500,762	99.30

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		2,760,000	0.35

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,759,287)	2,760,000	0.35

	TOTAL PORTFOLIO	(Cost $698,797,713)	789,260,762	99.65%
	OTHER ASSETS & LIABILITIES, NET		2,808,234	0.35

	NET ASSETS		$792,068,996	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 4/03/06.

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

146 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	2,285	$178,139	0.46%
*	Other		164,012	0.43

			342,151	0.89

	APPAREL AND ACCESSORY STORES
	Nordstrom, Inc	4,352	170,511	0.44
	Other		781,623	2.03

			952,134	2.47

	APPAREL AND OTHER TEXTILE PRODUCTS		181,763	0.47

	AUTO REPAIR, SERVICES AND PARKING		21,181	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		343,283	0.89

	BUILDING MATERIALS AND GARDEN SUPPLIES		118,161	0.31

	BUSINESS SERVICES
*	Autodesk, Inc	4,509	173,687	0.45
	Moody’s Corp	5,004	357,586	0.93
*	Sun Microsystems, Inc	39,763	203,984	0.53
	Other		3,249,015	8.42

			3,984,272	10.33

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	2,956	320,726	0.83
*	Celgene Corp	6,616	292,560	0.76
*	Forest Laboratories, Inc	6,477	289,069	0.75
*	Medimmune, Inc	4,886	178,730	0.46
	Other		1,827,837	4.74

			2,908,922	7.54

	COAL MINING
	Peabody Energy Corp	5,216	262,939	0.68
	Other		188,996	0.49

			451,935	1.17

	COMMUNICATIONS
*	American Tower Corp (Class A)	7,841	237,739	0.62
	Other		1,073,914	2.78

			1,311,653	3.40

	DEPOSITORY INSTITUTIONS		779,717	2.02

	EATING AND DRINKING PLACES		565,946	1.47

	EDUCATIONAL SERVICES		243,702	0.63

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	13,049	222,616	0.58
	Kinder Morgan, Inc	1,945	178,921	0.46
	Other		416,101	1.08

			817,638	2.12

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 147

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	7,344	$281,202	0.73%
*	Broadcom Corp (Class A)	8,285	357,581	0.93
	Linear Technology Corp	6,078	213,216	0.55
	Maxim Integrated Products, Inc	6,516	242,069	0.63
	National Semiconductor Corp	6,960	193,766	0.50
*	Nvidia Corp	3,389	194,054	0.50
	Xilinx, Inc	6,939	176,667	0.46
	Other		1,999,801	5.18

			3,658,356	9.48

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	6,596	274,789	0.71
	Other		573,223	1.49

			848,012	2.20

	FABRICATED METAL PRODUCTS		109,839	0.28

	FOOD AND KINDRED PRODUCTS		323,085	0.84

	FOOD STORES
	Whole Foods Market, Inc	2,730	181,381	0.47

			181,381	0.47

	FURNITURE AND FIXTURES		245,933	0.64

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,862	225,101	0.58
	Other		214,325	0.56

			439,426	1.14

	GENERAL BUILDING CONTRACTORS		678,982	1.76

	GENERAL MERCHANDISE STORES
	TJX Cos, Inc	9,507	235,964	0.61
	Other		308,600	0.80

			544,564	1.41

	HEALTH SERVICES
*	Coventry Health Care, Inc	3,217	173,654	0.45
	Other		663,029	1.72

			836,683	2.17

	HEAVY CONSTRUCTION, EXCEPT BUILDING		227,878	0.59

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Growth Index Fund	2,905	294,422	0.76
	Other		487,873	1.27

			782,295	2.03

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	7,582	193,038	0.50
*	Starwood Hotels & Resorts Worldwide, Inc	2,667	180,636	0.47
	Other		261,536	0.68

			635,210	1.65

148 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology		$240,165	0.62%
*	Network Appliance, Inc	6,819	262,298	0.68
	Rockwell Automation, Inc	7,280	263,263	0.68
	Other	3,661	2,163,398	5.61

			2,929,124	7.59

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	7,225	271,299	0.70
	Biomet, Inc	4,973	176,641	0.46
	Kla-Tencor Corp	3,915	189,329	0.49
	Other		1,594,772	4.14

			2,232,041	5.79

	INSURANCE AGENTS, BROKERS AND SERVICE
*	Express Scripts, Inc	2,500	219,750	0.57
	Other		203,282	0.53

			423,032	1.10

	INSURANCE CARRIERS		447,148	1.16

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	7,472	258,382	0.67
	Other		34,230	0.09

			292,612	0.76

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	3,579	213,917	0.56
	Phelps Dodge Corp	2,160	173,945	0.45
	Other		44,183	0.11

			432,045	1.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,904	234,150	0.61
	Other		17,260	0.04

			251,410	0.65

	MISCELLANEOUS RETAIL		355,179	0.92

	MOTION PICTURES		106,008	0.27

	NONDEPOSITORY INSTITUTIONS		151,601	0.39

	NONMETALLIC MINERALS, EXCEPT FUELS		114,291	0.30

	OIL AND GAS EXTRACTION
	BJ Services Co	6,454	223,308	0.58
	XTO Energy, Inc	7,166	312,223	0.81
	Other		1,253,000	3.25

			1,788,531	4.64

	PERSONAL SERVICES		182,922	0.47

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	4,775	343,800	0.89
	Sunoco, Inc	2,186	169,568	0.44
	Other		216,417	0.56

			729,785	1.89

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 149

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES		$190,515	0.49%

	PRINTING AND PUBLISHING		465,873	1.21

	RAILROAD TRANSPORTATION		61,910	0.16

	REAL ESTATE		236,504	0.61

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		54,546	0.14

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	686	306,985	0.79
	Legg Mason, Inc	2,491	312,197	0.81
	T Rowe Price Group, Inc	2,621	204,988	0.53
	Other		431,154	1.12

			1,255,324	3.25

	STONE, CLAY, AND GLASS PRODUCTS		52,509	0.14

	TOBACCO PRODUCTS		72,342	0.19

	TRANSPORTATION BY AIR		266,868	0.69

	TRANSPORTATION EQUIPMENT
	ITT Industries, Inc	3,352	188,449	0.49
	Paccar, Inc	3,006	211,863	0.55
	Rockwell Collins, Inc	3,545	199,761	0.52
	Other		620,513	1.60

			1,220,586	3.16

	TRANSPORTATION SERVICES
	Expeditors International Washington, Inc	2,135	184,443	0.48
	Other		207,748	0.54

			392,191	1.02

	TRUCKING AND WAREHOUSING		160,331	0.42

	WATER TRANSPORTATION		25,737	0.07

	WHOLESALE TRADE-DURABLE GOODS		502,434	1.30

	WHOLESALE TRADE-NONDURABLE GOODS		207,923	0.54

	TOTAL COMMON STOCKS	(Cost $27,137,343)	38,135,424	98.86

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		140,000	0.36

	TOTAL SHORT-TERM INVESTMENTS	(Cost $139,964)	140,000	0.36

	TOTAL PORTFOLIO	(Cost $27,277,307)	38,275,424	99.22%
	OTHER ASSETS & LIABILITIES, NET		301,730	0.78

	NET ASSETS		$38,577,154	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

150 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$227,361	0.38%

	APPAREL AND ACCESSORY STORES		105,666	0.18

	APPAREL AND OTHER TEXTILE PRODUCTS		497,706	0.83

	AUTO REPAIR, SERVICES AND PARKING		52,079	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		113,655	0.19

	BUSINESS SERVICES
*	Computer Sciences Corp	5,686	315,857	0.53
	Electronic Data Systems Corp	11,902	319,331	0.53
	Other		1,713,482	2.86

			2,348,670	3.92

	CHEMICALS AND ALLIED PRODUCTS
	PPG Industries, Inc	5,108	323,592	0.54
	Other		2,573,673	4.30

			2,897,265	4.84

	COAL MINING		166,980	0.28

	COMMUNICATIONS
*	Qwest Communications International, Inc	44,985	305,898	0.51
	Other		1,070,784	1.79

			1,376,682	2.30

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	10,423	281,942	0.47
	CIT Group, Inc	5,953	318,605	0.53
	Comerica, Inc	5,030	291,589	0.49
	Keycorp	12,143	446,862	0.75
	Marshall & Ilsley Corp	6,819	297,172	0.50
	Mellon Financial Corp	11,670	415,452	0.69
	North Fork Bancorporation, Inc.	14,232	410,309	0.68
	Other		3,715,467	6.20

			6,177,398	10.31

	EATING AND DRINKING PLACES		184,433	0.31

	EDUCATIONAL SERVICES		7,153	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	5,790	288,458	0.48
	American Electric Power Co, Inc	11,435	389,019	0.65
	Consolidated Edison, Inc	7,243	315,071	0.53
	Constellation Energy Group, Inc	5,316	290,838	0.48
	Edison International	9,703	399,570	0.67
	PG&E Corp	10,287	400,164	0.67
	PPL Corp	11,310	332,514	0.55
	Progress Energy, Inc	7,404	325,628	0.54
	Public Service Enterprise Group, Inc	7,479	478,955	0.80

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 151

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Sempra Energy	7,632	$354,583	0.59%
	Other		4,904,896	8.19

			8,479,696	14.15

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Freescale Semiconductor, Inc (Class B)	10,410	289,086	0.48
*	Lucent Technologies, Inc	131,685	401,639	0.67
	Other		1,609,901	2.69

			2,300,626	3.84

	ENGINEERING AND MANAGEMENT SERVICES		127,079	0.21

	FABRICATED METAL PRODUCTS		205,017	0.34

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	19,391	652,507	1.09
	ConAgra Foods, Inc	15,432	331,171	0.55
	Other		1,449,185	2.42

			2,432,863	4.06

	FOOD STORES
	Albertson’s, Inc	10,995	282,242	0.47
	Kroger Co	21,715	442,117	0.74

			724,359	1.21

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	4,657	353,606	0.59
	Other		327,449	0.55

			681,055	1.14

	FURNITURE AND HOMEFURNISHINGS STORES		189,149	0.32

	GENERAL BUILDING CONTRACTORS		752,332	1.26

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	8,106	591,738	0.99
	Other		480,931	0.80

			1,072,669	1.79

	HEALTH SERVICES
	AmerisourceBergen Corp	6,214	299,950	0.50
	Other		208,554	0.35

			508,504	0.85

	HEAVY CONSTRUCTION, EXCEPT BUILDING		29,752	0.05

	HOLDING AND OTHER INVESTMENT OFFICES
	Archstone-Smith Trust	6,309	307,690	0.51
	Boston Properties, Inc	3,311	308,751	0.51
	Equity Office Properties Trust	11,340	380,797	0.64
	Equity Residential	8,539	399,540	0.67
	Prologis	6,580	352,030	0.59

152 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Vornado Realty Trust	3,575	$343,200	0.57%
	Other		4,553,455	7.60

			6,645,463	11.09

	HOTELS AND OTHER LODGING PLACES		167,632	0.28

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,319,015	2.20

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	28,554	434,021	0.72
	Other		1,040,448	1.74

			1,474,469	2.46

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	9,433	391,564	0.65
	Other		68,874	0.12

			460,438	0.77

	INSURANCE CARRIERS
	Cigna Corp	3,606	471,016	0.79
	Principal Financial Group	8,747	426,854	0.71
	Other		4,366,481	7.29

			5,264,351	8.79

	LOCAL AND INTERURBAN PASSENGER TRANSIT		81,954	0.14

	LUMBER AND WOOD PRODUCTS		294,012	0.49

	METAL MINING		226,450	0.38

	MISCELLANEOUS MANUFACTURING INDUSTRIES		284,059	0.47

	MISCELLANEOUS RETAIL
*	Office Depot, Inc	8,827	328,717	0.55
	Other		395,324	0.66

			724,041	1.21

	NONDEPOSITORY INSTITUTIONS		240,676	0.40

	NONMETALLIC MINERALS, EXCEPT FUELS		86,390	0.14

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	3,429	327,401	0.54
	Other		1,220,120	2.04

			1,547,521	2.58

	PAPER AND ALLIED PRODUCTS		639,981	1.07

	PERSONAL SERVICES		73,960	0.12

	PETROLEUM AND COAL PRODUCTS
	Amerada Hess Corp	2,322	330,653	0.55
	Other		270,282	0.45

			600,935	1.00

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 153

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PRIMARY METAL INDUSTRIES
	Nucor Corp	4,767	$499,534	0.83%
	Other		495,671	0.83

			995,205	1.66

	PRINTING AND PUBLISHING		822,185	1.37

	RAILROAD TRANSPORTATION
	CSX Corp	6,447	385,531	0.64
	Norfolk Southern Corp	10,268	555,191	0.93

			940,722	1.57

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		186,127	0.31

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	3,550	492,385	0.82
*	E*Trade Financial Corp	12,408	334,768	0.56
	Other		637,151	1.06

			1,464,304	2.44

	STONE, CLAY, AND GLASS PRODUCTS		268,391	0.45

	TOBACCO PRODUCTS		462,476	0.77

	TRANSPORTATION BY AIR		213,415	0.36

	TRANSPORTATION EQUIPMENT		699,927	1.17

	TRANSPORTATION SERVICES		61,188	0.10

	TRUCKING AND WAREHOUSING		83,055	0.14

	WATER TRANSPORTATION		166,549	0.28

	WHOLESALE TRADE-DURABLE GOODS		845,522	1.41

	WHOLESALE TRADE-NONDURABLE GOODS
	McKesson Corp	5,420	282,545	0.47
	Safeway, Inc	13,369	335,829	0.56
	Other		205,390	0.34

			823,764	1.37

	TOTAL COMMON STOCKS	(Cost $45,220,041)	59,822,326	99.85

	TOTAL PORTFOLIO	(Cost $45,220,041)	59,822,326	99.85%
	OTHER ASSETS & LIABILITIES, NET		92,442	0.15

	NET ASSETS		$59,914,768	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

154 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	4,135	$322,365	0.36%
	Other		230,857	0.25

			553,222	0.61

	APPAREL AND ACCESSORY STORES		1,180,636	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		586,481	0.65

	AUTO REPAIR, SERVICES AND PARKING		62,110	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		479,423	0.53

	BUILDING MATERIALS AND GARDEN SUPPLIES		136,813	0.15

	BUSINESS SERVICES
	Electronic Data Systems Corp	11,765	315,655	0.35
	Moody’s Corp	5,727	409,251	0.45
*	Sun Microsystems, Inc	78,206	401,197	0.45
	Other		5,220,239	5.79

			6,346,342	7.04

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	3,347	363,150	0.40
*	Biogen Idec, Inc	7,907	372,420	0.41
*	Celgene Corp	7,580	335,188	0.37
*	Forest Laboratories, Inc	7,397	330,128	0.37
	Other		4,139,128	4.59

			5,540,014	6.14

	COAL MINING
	Peabody Energy Corp	5,968	300,847	0.33
	Other		341,262	0.38

			642,109	0.71

	COMMUNICATIONS
*	American Tower Corp (Class A)	9,631	292,012	0.32
	Other		2,272,547	2.52

			2,564,559	2.84

	DEPOSITORY INSTITUTIONS
	Keycorp	9,266	340,989	0.38
	Mellon Financial Corp	9,621	342,508	0.38
	North Fork Bancorporation, Inc	10,860	313,094	0.35
	Other		4,626,345	5.13

			5,622,936	6.24

	EATING AND DRINKING PLACES		796,522	0.88

	EDUCATIONAL SERVICES		284,683	0.32

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 155

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	8,727	$296,893	0.33%
	Edison International	7,433	306,091	0.34
	PG&E Corp	7,844	305,132	0.34
	Public Service Enterprise Group, Inc	5,770	369,511	0.41
	Other		6,148,985	6.82

			7,426,612	8.24

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Advanced Micro Devices, Inc	11,070	367,081	0.41
	Analog Devices, Inc	8,407	321,904	0.36
*	Broadcom Corp (Class A)	9,528	411,228	0.45
*	Lucent Technologies, Inc	100,743	307,266	0.34
	Other		4,545,910	5.04

			5,953,389	6.60

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	7,541	314,158	0.35
	Other		749,875	0.83

			1,064,033	1.18

	FABRICATED METAL PRODUCTS		286,608	0.32

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	15,072	507,173	0.56
	H.J. Heinz Co	7,961	301,881	0.34
	Other		1,428,647	1.58

			2,237,701	2.48

	FOOD STORES
	Kroger Co	16,564	337,243	0.37
	Other		424,333	0.47

			761,576	0.84

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	4,354	330,599	0.37
	Other		467,409	0.52

			798,008	0.89

	FURNITURE AND HOMEFURNISHINGS STORES		644,736	0.72

	GENERAL BUILDING CONTRACTORS		1,347,598	1.49

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	6,247	456,031	0.50
	Other		998,997	1.11

			1,455,028	1.61

	HEALTH SERVICES		1,343,504	1.49

	HEAVY CONSTRUCTION, EXCEPT BUILDING		281,537	0.31

156 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Residential	6,515	$304,837	0.34%
	iShares Russell Midcap Index Fund	8,350	790,495	0.87
	Prologis	5,507	294,625	0.33
	Other		4,899,682	5.43

			6,289,639	6.97

	HOTELS AND OTHER LODGING PLACES
*	Starwood Hotels & Resorts Worldwide, Inc	4,914	332,825	0.37
	Other		528,631	0.59

			861,456	0.96

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Network Appliance, Inc	8,320	299,770	0.33
	Rockwell Automation, Inc	4,180	300,584	0.33
	Other		3,791,174	4.21

			4,391,528	4.87

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	9,742	365,812	0.40
*	Xerox Corp	21,780	331,056	0.37
	Other		2,985,005	3.31

			3,681,873	4.08

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	7,222	299,785	0.33
	Other		532,527	0.59

			832,312	0.92

	INSURANCE CARRIERS
	Cigna Corp	2,750	359,205	0.40
	Principal Financial Group	6,679	325,935	0.36
	Other		3,848,786	4.27

			4,533,926	5.03

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	8,554	295,797	0.33
	Other		42,856	0.05

			338,653	0.38

	LOCAL AND INTERURBAN PASSENGER TRANSIT		63,403	0.07

	LUMBER AND WOOD PRODUCTS		221,315	0.25

	METAL MINING
	Phelps Dodge Corp	4,666	375,753	0.42
	Other		298,024	0.33

			673,777	0.75

	MISCELLANEOUS MANUFACTURING INDUSTRIES		502,280	0.56

	MISCELLANEOUS RETAIL		959,591	1.06

	MOTION PICTURES		121,200	0.13

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class •TIAA-CREF Institutional Mutual Funds	| 157

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

NONDEPOSITORY INSTITUTIONS		$367,181	0.41%

NONMETALLIC MINERALS, EXCEPT FUELS		202,761	0.23

OIL AND GAS EXTRACTION
XTO Energy, Inc	8,205	357,492	0.40
Other		2,869,956	3.18

		3,227,448	3.58

PAPER AND ALLIED PRODUCTS		492,103	0.55

PERSONAL SERVICES		264,486	0.29

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc	5,440	391,680	0.43
Other		890,215	0.99

		1,281,895	1.42

PRIMARY METAL INDUSTRIES
Nucor Corp	3,640	381,436	0.42
Other		593,310	0.66

		974,746	1.08

PRINTING AND PUBLISHING		1,170,688	1.30

RAILROAD TRANSPORTATION
CSX Corp	4,930	294,814	0.33
Norfolk Southern Corp	9,276	501,553	0.55

		796,367	0.88

REAL ESTATE		272,526	0.30

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		203,711	0.23

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,740	380,038	0.42
Chicago Mercantile Exchange Holdings, Inc	779	348,603	0.39
Legg Mason, Inc	2,814	352,679	0.39
Other		1,480,676	1.64

		2,561,996	2.84

STONE, CLAY, AND GLASS PRODUCTS		265,434	0.29

TOBACCO PRODUCTS		435,526	0.48

TRANSPORTATION BY AIR
Southwest Airlines Co	18,011	324,018	0.36
Other		149,561	0.17

		473,579	0.53

TRANSPORTATION EQUIPMENT		1,945,800	2.16

TRANSPORTATION SERVICES		495,380	0.55

TRUCKING AND WAREHOUSING		254,428	0.28

WATER TRANSPORTATION		156,250	0.17

WHOLESALE TRADE-DURABLE GOODS		1,211,032	1.34

158 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	McKesson Corp	6,813	$355,142	0.39%
	Other		504,287	0.56

			859,429	0.95

	TOTAL COMMON STOCKS	(Cost $64,416,419)	89,779,899	99.55

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		130,000	0.14

	TOTAL SHORT-TERM INVESTMENTS	(Cost $129,966)	130,000	0.14

	TOTAL PORTFOLIO	(Cost $64,546,385)	89,909,899	99.69%
	OTHER ASSETS & LIABILITIES, NET		274,555	0.31

	NET ASSETS		$90,184,454	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 159

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$505,009	0.48%

	APPAREL AND ACCESSORY STORES		1,856,679	1.76

	APPAREL AND OTHER TEXTILE PRODUCTS		753,914	0.71

	AUTO REPAIR, SERVICES AND PARKING		173,152	0.16

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		146,264	0.14

	BUILDING MATERIALS AND GARDEN SUPPLIES
*	Tractor Supply Co	4,891	324,469	0.31
	Other		39,489	0.04

			363,958	0.35

	BUSINESS SERVICES
	Acxiom Corp	13,280	343,155	0.33
*	CNET Networks, Inc	19,324	274,594	0.26
*	Micros Systems, Inc	5,679	261,632	0.25
*	Openwave Systems, Inc	13,254	286,021	0.27
*	Parametric Technology Corp	16,245	265,281	0.25
	Other		12,769,506	12.09

			14,200,189	13.45

	CHEMICALS AND ALLIED PRODUCTS
*	Abgenix, Inc	13,381	301,073	0.29
*	Alkermes, Inc	13,678	301,600	0.29
*	Amylin Pharmaceuticals, Inc	16,417	803,612	0.76
	Medicis Pharmaceutical Corp (Class A)	8,109	264,353	0.25
*	Neurocrine Biosciences, Inc	5,527	356,713	0.34
	Other		8,495,564	8.04

			10,522,915	9.97

	COAL MINING		222,454	0.21

	COMMUNICATIONS
*	SBA Communications Corp	11,146	260,928	0.25
	Other		1,599,058	1.51

			1,859,986	1.76

	DEPOSITORY INSTITUTIONS
	MoneyGram International, Inc	10,640	326,861	0.31
*	SVB Financial Group	5,295	280,900	0.27
	Other		4,321,671	4.09

			4,929,432	4.67

	EATING AND DRINKING PLACES
	Ruby Tuesday, Inc	8,684	278,583	0.26
	Other		1,520,313	1.44

			1,798,896	1.70

	EDUCATIONAL SERVICES		762,056	0.72

160 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Covanta Holding Corp	16,205	$270,137	0.26%
*	Waste Connections, Inc	6,988	278,192	0.26
	Other		280,563	0.27

			828,892	0.79

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp	20,653	350,068	0.33
*	Maxtor Corp	36,286	346,894	0.33
*	Microsemi Corp	9,671	281,523	0.27
*	PMC - Sierra, Inc	27,257	334,989	0.32
*	Silicon Laboratories, Inc	6,456	354,757	0.33
	Other		8,101,373	7.67

			9,769,604	9.25

	ENGINEERING AND MANAGEMENT SERVICES		2,788,653	2.64

	FABRICATED METAL PRODUCTS		919,756	0.87

	FOOD AND KINDRED PRODUCTS
*	Hansen Natural Corp	2,252	283,865	0.27
	Other		551,581	0.52

			835,446	0.79

	FOOD STORES		386,956	0.37

	FURNITURE AND FIXTURES
*	BE Aerospace, Inc	11,131	279,611	0.27
	Other		348,981	0.33

			628,592	0.60

	FURNITURE AND HOMEFURNISHINGS STORES
*	GameStop Corp	8,225	387,727	0.37
	Other		303,075	0.28

			690,802	0.65

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	5,919	394,324	0.37
	Other		162,863	0.15

			557,187	0.52

	GENERAL MERCHANDISE STORES		200,227	0.19

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	3,681	377,818	0.36
	Other		1,879,484	1.78

			2,257,302	2.14

	HEAVY CONSTRUCTION, EXCEPT BUILDING		13,710	0.01

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund	8,300	661,510	0.62
*	Rambus, Inc	10,147	399,183	0.38
	Other		2,975,022	2.82

			4,035,715	3.82

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 161

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES		$318,144	0.30%

	INDUSTRIAL MACHINERY AND EQUIPMENT
	JLG Industries, Inc	15,350	472,627	0.45
	Manitowoc Co, Inc	3,792	345,641	0.33
	Other		5,149,942	4.87

			5,968,210	5.65

	INSTRUMENTS AND RELATED PRODUCTS
*	Hologic, Inc	6,038	334,203	0.31
*	Intuitive Surgical, Inc	5,182	611,476	0.58
	Other		6,576,526	6.23

			7,522,205	7.12

	INSURANCE AGENTS, BROKERS AND SERVICE
	National Financial Partners Corp	5,612	317,190	0.30
	Other		176,177	0.17

			493,367	0.47

	INSURANCE CARRIERS		816,057	0.77

	JUSTICE, PUBLIC ORDER AND SAFETY		183,557	0.17

	LEATHER AND LEATHER PRODUCTS		281,029	0.27

	LEGAL SERVICES		106,453	0.10

	LUMBER AND WOOD PRODUCTS		403,516	0.38

	METAL MINING
	Cleveland-Cliffs, Inc	3,267	284,621	0.27
*	Coeur d’Alene Mines Corp	41,081	269,491	0.25
	Other		252,828	0.24

			806,940	0.76

	MISCELLANEOUS MANUFACTURING INDUSTRIES		865,392	0.82

	MISCELLANEOUS RETAIL		2,044,708	1.94

	MOTION PICTURES		211,732	0.20

	NONDEPOSITORY INSTITUTIONS		568,993	0.54

	NONMETALLIC MINERALS, EXCEPT FUELS		262,467	0.25

	OIL AND GAS EXTRACTION
*	Cheniere Energy, Inc	7,150	290,076	0.27
*	Helix Energy Solutions Group, Inc	11,658	441,838	0.42
	St. Mary Land & Exploration Co	6,731	274,827	0.26
*	Superior Energy Services	11,581	310,255	0.29
	Todco	7,089	279,377	0.27
	Other		3,746,626	3.55

			5,342,999	5.06

	PAPER AND ALLIED PRODUCTS		217,081	0.21

	PERSONAL SERVICES		243,582	0.23

162 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	8,250	$489,638	0.47%
	Other		709,742	0.67

			1,199,380	1.14

	PRIMARY METAL INDUSTRIES		1,927,213	1.83

	PRINTING AND PUBLISHING		880,339	0.83

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	4,846	261,199	0.25
	Other		305,344	0.29

			566,543	0.54

	REAL ESTATE
	Jones Lang LaSalle, Inc	4,562	349,175	0.33
	Other		214,550	0.20

			563,725	0.53

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	10,254	336,844	0.32
	Other		600,892	0.57

			937,736	0.89

	SECURITY AND COMMODITY BROKERS		1,130,835	1.07

	SOCIAL SERVICES		547,461	0.52

	SPECIAL TRADE CONTRACTORS		248,221	0.24

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	7,574	482,918	0.46
	Other		174,287	0.16

			657,205	0.62

	TOBACCO PRODUCTS		22,004	0.02

	TRANSPORTATION BY AIR
*	Continental Airlines, Inc (Class B)	12,854	345,773	0.33
	Other		491,814	0.46

			837,587	0.79

	TRANSPORTATION EQUIPMENT
	Thor Industries, Inc	5,169	275,818	0.26
	Other		983,734	0.93

			1,259,552	1.19

	TRANSPORTATION SERVICES		690,296	0.65

	TRUCKING AND WAREHOUSING		582,289	0.55

	WATER TRANSPORTATION		381,875	0.36

	WHOLESALE TRADE-DURABLE GOODS
*	WESCO International, Inc	4,780	325,088	0.31
	Other		2,515,855	2.38

			2,840,943	2.69

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 163

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS			$1,502,156	1.42%

TOTAL COMMON STOCKS		(Cost $75,818,926)	105,439,538	99.84

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
Federal National Mortgage Association		$ 760,000	760,000	0.72
(FNMA)	4.650%, 04/03/06
			760,000	0.72

TOTAL SHORT-TERM INVESTMENTS		(Cost $759,804)	760,000	0.72

TOTAL PORTFOLIO		(Cost $76,578,730)	106,199,538	100.56%
OTHER ASSETS & LIABILITIES, NET			(595,718)	(0.56)

NET ASSETS			$105,603,820	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

164 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$90,071	0.10%

	AMUSEMENT AND RECREATION SERVICES		491,383	0.55

	APPAREL AND ACCESSORY STORES
*	Charming Shoppes, Inc	15,771	234,515	0.26
	Other		881,652	0.99

			1,116,167	1.25

	APPAREL AND OTHER TEXTILE PRODUCTS		492,289	0.55

	AUTO REPAIR, SERVICES AND PARKING		570,928	0.64

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		707,917	0.80

	BUILDING MATERIALS AND GARDEN SUPPLIES		229,100	0.26

	BUSINESS SERVICES
*	United Rentals, Inc	8,865	305,842	0.34
	Other		4,064,485	4.57

			4,370,327	4.91

	CHEMICALS AND ALLIED PRODUCTS
*	Vertex Pharmaceuticals, Inc	14,239	521,005	0.58
	Other		2,856,298	3.21

			3,377,303	3.79

	COAL MINING		82,017	0.09

	COMMUNICATIONS
*	Level 3 Communications, Inc	107,654	557,648	0.63
	Other		1,971,917	2.21

			2,529,565	2.84

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	10,305	247,423	0.28
	Other		12,460,900	13.99

			12,708,323	14.27

	EATING AND DRINKING PLACES		870,095	0.98

	ELECTRIC, GAS, AND SANITARY SERVICES
	Nicor, Inc	5,813	229,962	0.26
*	Sierra Pacific Resources	26,432	365,026	0.41
	Other		3,466,669	3.89

			4,061,657	4.56

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	5,801	232,040	0.26
*	Brocade Communications Systems, Inc	35,358	236,191	0.27
*	Ciena Corp	75,350	392,574	0.44
*	Conexant Systems, Inc	62,088	214,204	0.24
*	Fairchild Semiconductor International, Inc	11,802	225,064	0.25
*	Hexcel Corp	10,467	229,960	0.26
	Other		4,722,291	5.30

			6,252,324	7.02

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 165

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc	10,210	$310,384	0.35%
*	URS Corp	5,684	228,781	0.26
	Washington Group International, Inc	3,815	218,943	0.24
	Other		1,031,818	1.16

			1,789,926	2.01

	FABRICATED METAL PRODUCTS
	Crane Co	6,750	276,818	0.31
	Other		900,009	1.01

			1,176,827	1.32

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,896	292,625	0.33
	Other		1,095,964	1.23

			1,388,589	1.56

	FOOD STORES		355,751	0.40

	FURNITURE AND FIXTURES		591,551	0.66

	FURNITURE AND HOMEFURNISHINGS STORES		198,114	0.22

	GENERAL BUILDING CONTRACTORS		399,771	0.45

	GENERAL MERCHANDISE STORES		324,417	0.36

	HEALTH SERVICES		512,771	0.58

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	4,552	221,591	0.25
	Other		217,910	0.24

			439,501	0.49

	HOLDING AND OTHER INVESTMENT OFFICES
	Brandywine Realty Trust	11,473	364,382	0.41
	Colonial Properties Trust	5,892	295,366	0.33
	First Industrial Realty Trust, Inc	5,662	241,711	0.27
	Highwoods Properties, Inc	7,081	238,842	0.27
	iShares Russell 2000 Value Index Fund	4,200	313,908	0.35
	LaSalle Hotel Properties	5,190	212,790	0.24
	Post Properties, Inc	5,530	246,085	0.28
	Potlatch Corp	5,020	215,057	0.24
	Other		8,401,255	9.44

			10,529,396	11.83

	HOTELS AND OTHER LODGING PLACES		587,218	0.66

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	3Com Corp	50,507	258,596	0.29
*	AGCO Corp	11,904	246,889	0.28
	Briggs & Stratton Corp	6,797	240,410	0.27
*	Flowserve Corp	7,278	424,599	0.48
*	Gardner Denver, Inc	3,304	215,421	0.24
	Kennametal, Inc	4,994	305,333	0.34
	Lincoln Electric Holdings, Inc	4,365	235,666	0.26

166 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
*	Palm, Inc	10,006	$231,739	0.26%
	Other		2,587,682	2.91

			4,746,335	5.33

	INSTRUMENTS AND RELATED PRODUCTS		2,504,985	2.81

	INSURANCE AGENTS, BROKERS AND SERVICE		311,799	0.35

	INSURANCE CARRIERS
	Ohio Casualty Corp	8,246	261,398	0.30
	Phoenix Cos, Inc	14,818	241,533	0.27
	Other		2,974,327	3.34

			3,477,258	3.91

	JUSTICE, PUBLIC ORDER AND SAFETY		73,043	0.08

	LEATHER AND LEATHER PRODUCTS		364,777	0.41

	LEGAL SERVICES		123,478	0.14

	LUMBER AND WOOD PRODUCTS		215,872	0.24

	METAL MINING		136,844	0.15

	MISCELLANEOUS MANUFACTURING INDUSTRIES		609,907	0.69

	MISCELLANEOUS RETAIL		669,173	0.75

	MOTION PICTURES		397,110	0.45

	NONDEPOSITORY INSTITUTIONS		615,773	0.69

	NONMETALLIC MINERALS, EXCEPT FUELS		64,124	0.07

	OIL AND GAS EXTRACTION
	Cimarex Energy Co	10,707	463,185	0.52
*	Hanover Compressor Co	11,872	221,057	0.25
	Other		2,501,321	2.81

			3,185,563	3.58

	PAPER AND ALLIED PRODUCTS
	Bowater, Inc	7,367	217,916	0.25
	Other		722,143	0.81

			940,059	1.06

	PERSONAL SERVICES		484,017	0.54

	PETROLEUM AND COAL PRODUCTS		113,444	0.13

	PIPELINES, EXCEPT NATURAL GAS		54,652	0.06

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp	3,236	305,867	0.34
*	Oregon Steel Mills, Inc	4,659	238,401	0.27
	Steel Dynamics, Inc	5,315	301,520	0.34
	Other		1,860,616	2.09

			2,706,404	3.04

	PRINTING AND PUBLISHING		927,115	1.04

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 167

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RAILROAD TRANSPORTATION		167,630	0.19

	REAL ESTATE		318,969	0.36

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		518,515	0.58

	SECURITY AND COMMODITY BROKERS
*	Investment Technology Group, Inc	5,220	259,956	0.29
	Other		896,247	1.01

			1,156,203	1.30

	SOCIAL SERVICES		59,933	0.07

	SPECIAL TRADE CONTRACTORS
*	Quanta Services, Inc	15,254	244,369	0.27
	Other		311,627	0.35

			555,996	0.62

	STONE, CLAY, AND GLASS PRODUCTS		201,572	0.23

	TEXTILE MILL PRODUCTS		22,350	0.03

	TOBACCO PRODUCTS		201,736	0.23

	TRANSPORTATION BY AIR		514,559	0.58

	TRANSPORTATION EQUIPMENT
*	Armor Holdings, Inc	4,542	264,753	0.30
	Trinity Industries, Inc	5,409	294,196	0.33
	Other		1,659,717	1.86

			2,218,666	2.49

	TRANSPORTATION SERVICES
	GATX Corp	5,789	239,028	0.27
	Other		85,503	0.09

			324,531	0.36

	TRUCKING AND WAREHOUSING		384,530	0.43

	WATER TRANSPORTATION		84,668	0.10

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	7,955	425,513	0.48
	Other		1,478,099	1.66

			1,903,612	2.14

	WHOLESALE TRADE-NONDURABLE GOODS		750,536	0.84

	TOTAL COMMON STOCKS	(Cost $67,632,007)	88,349,036	99.22

168 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association 4.650%, 04/03/06		$600,000	$600,000	0.67%

			600,000	0.67

TOTAL SHORT-TERM INVESTMENTS	(Cost $599,845)		600,000	0.67

TOTAL PORTFOLIO	(Cost $68,231,852)		88,949,036	99.89%
OTHER ASSETS & LIABILITIES, NET			96,041	0.11

NET ASSETS			$89,045,077	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 169

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$106,657	0.05%

	AMUSEMENT AND RECREATION SERVICES		1,052,568	0.52

	APPAREL AND ACCESSORY STORES		3,077,137	1.52

	APPAREL AND OTHER TEXTILE PRODUCTS		1,269,814	0.62

	AUTO REPAIR, SERVICES AND PARKING		811,129	0.40

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		943,660	0.46

	BUILDING MATERIALS AND GARDEN SUPPLIES
*	Tractor Supply Co	4,850	321,749	0.16

	Other		302,684	0.15

			624,433	0.31

	BUSINESS SERVICES
	Acxiom Corp	12,858	332,251	0.16
*	United Rentals, Inc	10,052	346,794	0.17
	Other		18,178,797	8.96

			18,857,842	9.29

	CHEMICALS AND ALLIED PRODUCTS
*	Amylin Pharmaceuticals, Inc	16,257	795,780	0.39
*	Neurocrine Biosciences, Inc	5,420	349,807	0.17
*	Vertex Pharmaceuticals, Inc	16,016	586,025	0.29
	Other		12,421,681	6.12

			14,153,293	6.97

	COAL MINING		308,876	0.15

	COMMUNICATIONS
*	Level 3 Communications, Inc	121,069	627,137	0.31
	Other		4,074,606	2.01

			4,701,743	2.32

	DEPOSITORY INSTITUTIONS
	MoneyGram International, Inc	12,782	392,663	0.19
	Other		18,770,058	9.25

			19,162,721	9.44

	EATING AND DRINKING PLACES		2,758,765	1.36

	EDUCATIONAL SERVICES		735,307	0.36

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Sierra Pacific Resources	29,731	410,585	0.20
	Other		4,968,871	2.45

			5,379,456	2.65

170 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Ciena Corp	84,744	$441,516	0.22%
*	Cypress Semiconductor Corp	20,253	343,288	0.17
*	Fairchild Semiconductor International, Inc	17,539	334,469	0.17
*	Integrated Device Technology, Inc	29,036	431,475	0.21
*	Maxtor Corp	37,337	356,942	0.18
*	PMC - Sierra, Inc	26,796	329,323	0.16
*	Silicon Laboratories, Inc	6,266	344,317	0.17
	Other		14,015,184	6.90

			16,596,514	8.18

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc.	11,490	349,296	0.17
	Other		4,412,466	2.18

			4,761,762	2.35

	FABRICATED METAL PRODUCTS		2,240,108	1.10

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	11,132	329,173	0.16
	Other		2,086,068	1.03

			2,415,241	1.19

	FOOD STORES		773,932	0.38

	FURNITURE AND FIXTURES		1,280,274	0.63

	FURNITURE AND HOMEFURNISHINGS STORES
*	GameStop Corp	8,148	384,097	0.19
	Other		514,027	0.25

			898,124	0.44

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	5,775	384,730	0.19
	Other		615,035	0.30

			999,765	0.49

	GENERAL MERCHANDISE STORES		556,625	0.27

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	3,655	375,149	0.18
	Other		2,408,500	1.19

			2,783,649	1.37

	HEAVY CONSTRUCTION, EXCEPT BUILDING		519,403	0.26

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	3,350	319,356	0.16
	Brandywine Realty Trust	13,004	413,007	0.20
	Colonial Properties Trust	6,589	330,307	0.16
	Kilroy Realty Corp	4,235	327,196	0.16
*	Rambus, Inc	14,657	576,606	0.29
	Other		12,951,296	6.38

			14,917,768	7.35

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 171

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES		$962,504	0.47%

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Flowserve Corp	8,180	477,221	0.23
*	Foundry Networks, Inc	18,123	329,114	0.16
	JLG Industries, Inc	14,968	460,865	0.23
	Kennametal, Inc	5,617	343,423	0.17
	Manitowoc Co, Inc	4,432	403,977	0.20
	Other		9,174,790	4.52

			11,189,390	5.51

	INSTRUMENTS AND RELATED PRODUCTS
*	Hologic, Inc	6,430	355,901	0.17
*	Intuitive Surgical, Inc	5,121	604,278	0.30
	Other		9,209,702	4.54

			10,169,881	5.01

	INSURANCE AGENTS, BROKERS AND SERVICE		822,531	0.41

	INSURANCE CARRIERS		4,708,068	2.32

	JUSTICE, PUBLIC ORDER AND SAFETY		260,894	0.13

	LEATHER AND LEATHER PRODUCTS		705,965	0.35

	LEGAL SERVICES		248,391	0.12

	LUMBER AND WOOD PRODUCTS		633,420	0.31

	METAL MINING		944,672	0.47

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,546,356	0.76

	MISCELLANEOUS RETAIL		2,771,066	1.36

	MOTION PICTURES		649,244	0.32

	NONDEPOSITORY INSTITUTIONS		1,274,157	0.63

	NONMETALLIC MINERALS, EXCEPT FUELS		330,849	0.16

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	7,290	349,410	0.17
	Cimarex Energy Co	12,088	522,927	0.26
*	Helix Energy Solutions Group, Inc	11,330	429,407	0.21
	St. Mary Land & Exploration Co	8,410	343,380	0.17
	Other		7,176,358	3.54

			8,821,482	4.35

	PAPER AND ALLIED PRODUCTS		1,276,200	0.63

	PERSONAL SERVICES		785,342	0.39

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	8,154	483,940	0.24
	Other		827,623	0.41

			1,311,563	0.65

	PIPELINES, EXCEPT NATURAL GAS		61,420	0.03

172 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp	3,610	$341,217	0.17%
*	Maverick Tube Corp	6,328	335,321	0.16
	Steel Dynamics, Inc	5,994	340,040	0.17
	Other		3,903,026	1.92

			4,919,604	2.42

	PRINTING AND PUBLISHING		1,906,487	0.94

	RAILROAD TRANSPORTATION		751,154	0.37

	REAL ESTATE
	Jones Lang LaSalle, Inc	5,040	385,762	0.19
	Other		523,759	0.26

			909,521	0.45

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	10,164	333,887	0.17
	Other		1,181,866	0.58

			1,515,753	0.75

	SECURITY AND COMMODITY BROKERS		2,426,756	1.20

	SOCIAL SERVICES		596,742	0.29

	SPECIAL TRADE CONTRACTORS		874,097	0.43

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	7,592	484,066	0.24
	Other		392,502	0.19

			876,568	0.43

	TEXTILE MILL PRODUCTS		27,033	0.01

	TOBACCO PRODUCTS		238,753	0.12

	TRANSPORTATION BY AIR
*	Continental Airlines, Inc (Class B)	12,643	340,097	0.17
	Other		1,060,398	0.52

			1,400,495	0.69

	TRANSPORTATION EQUIPMENT
	Trinity Industries, Inc	6,081	330,746	0.16
	Other		3,391,163	1.67

			3,721,909	1.83

	TRANSPORTATION SERVICES		1,035,693	0.51

	TRUCKING AND WAREHOUSING		1,015,017	0.50

	WATER TRANSPORTATION		471,288	0.23

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 173

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	8,950	$478,735	0.24%
	Reliance Steel & Aluminum Co	4,201	394,558	0.19
*	WESCO International, Inc	4,765	324,068	0.16
	Other		3,717,861	1.83

			4,915,222	2.42

	WHOLESALE TRADE-NONDURABLE GOODS		2,330,173	1.15

	TOTAL COMMON STOCKS	(Cost $146,628,068)	202,092,226	99.55

	ISSUER	PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal National Mortgage Association 4.650%, 04/03/06	$750,000	750,000	0.37

			750,000	0.37

	TOTAL SHORT-TERM INVESTMENTS	(Cost $749,806)	750,000	0.37

	TOTAL PORTFOLIO	(Cost $147,377,874)	202,842,226	99.92%
	OTHER ASSETS & LIABILITIES, NET		166,326	0.08

	NET ASSETS		$203,008,552	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

174 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS
AGRICULTURAL PRODUCTION-CROPS		$286,130	0.08%

AGRICULTURAL SERVICES		89,829	0.03

AMUSEMENT AND RECREATION SERVICES		1,410,604	0.41

APPAREL AND ACCESSORY STORES		1,176,346	0.34

APPAREL AND OTHER TEXTILE PRODUCTS		508,072	0.15

AUTO REPAIR, SERVICES AND PARKING		355,191	0.10

AUTOMOTIVE DEALERS AND SERVICE STATIONS		33,160	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES		177,785	0.05

BUSINESS SERVICES
SAP AG.	6,771	1,466,794	0.42
Other		6,760,779	1.97

		8,227,573	2.39

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc (United Kingdom)	48,508	2,440,049	0.71
GlaxoSmithKline plc	178,393	4,656,949	1.35
Novartis AG. (Regd)	71,332	3,957,279	1.15
Roche Holding AG. (Genusscheine)	21,510	3,194,774	0.93
Sanofi-Aventis	32,045	3,044,171	0.89
Takeda Pharmaceutical Co Ltd	27,300	1,552,530	0.45
Other		15,366,797	4.47

		34,212,549	9.95

COAL MINING
BHP Billiton Ltd	109,749	2,191,183	0.64

		2,191,183	0.64

COMMUNICATIONS
Telecom Italia S.p.A.	496,464	1,446,416	0.42
Telefonica S.A.	136,296	2,135,955	0.62
Vodafone Group plc (Spon ADR)	128,010	2,675,409	0.78
Other		13,206,759	3.84

		19,464,539	5.66

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV	54,700	1,637,669	0.48
Banco Bilbao Vizcaya Argentaria S.A.	103,754	2,162,107	0.63
Banco Santander Central Hispano S.A.	182,004	2,654,038	0.77
Barclays plc	197,966	2,312,679	0.67
BNP Paribas	25,175	2,335,182	0.68
Deutsche Bank AG. (Regd)	15,107	1,723,053	0.50
HBOS plc	117,491	1,958,462	0.57
HSBC Holdings plc (United Kingdom)	346,304	5,796,582	1.69
Lloyds TSB Group plc	171,559	1,638,166	0.48
Mitsubishi UFJ Financial Group, Inc	261	3,981,693	1.16
Mizuho Financial Group. Inc	295	2,407,704	0.70
Royal Bank of Scotland Group plc	97,474	3,166,749	0.92

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 175

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

DEPOSITORY INSTITUTIONS—(continued)
Societe Generale (A Shs)	10,795	$1,621,189	0.47%
Sumitomo Mitsui Financial Group, Inc	182	2,005,255	0.58
UniCredito Italiano S.p.A	237,987	1,717,919	0.50
Other		21,955,520	6.38

		59,073,967	17.18

EATING AND DRINKING PLACES		1,038,290	0.30

EDUCATIONAL SERVICES		60,514	0.02

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	19,054	2,093,915	0.61
Other		15,186,920	4.41

		17,280,835	5.02

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Ericsson (LM) (B Shs)	453,078	1,720,763	0.50
Nokia Oyj	128,893	2,664,136	0.77
Sony Corp	30,600	1,413,425	0.41
Other		13,060,628	3.80

		18,858,952	5.48

ENGINEERING AND MANAGEMENT SERVICES		668,938	0.19

FABRICATED METAL PRODUCTS		566,443	0.16

FOOD AND KINDRED PRODUCTS
Nestle S.A. (Regd)	12,363	3,661,079	1.07
Other		8,611,014	2.50

		12,272,093	3.57

FOOD STORES		4,564,136	1.33

FURNITURE AND FIXTURES		137,446	0.04

FURNITURE AND HOMEFURNISHINGS STORES		655,351	0.19

GENERAL BUILDING CONTRACTORS		3,090,946	0.90

GENERAL MERCHANDISE STORES		2,513,493	0.73

HEALTH SERVICE		778,032	0.23

HEAVY CONSTRUCTION, EXCEPT BUILDING		2,400,218	0.70

HOLDING AND OTHER INVESTMENT OFFICES
iShares MSCI EAFE Index Fund	48,600	3,155,112	0.92
Other		5,069,390	1.47

		8,224,502	2.39

HOTELS AND OTHER LODGING PLACES		798,668	0.23

INDUSTRIAL MACHINERY AND EQUIPMENT
Canon, Inc	24,600	1,624,155	0.47
Other		8,738,992	2.54

		10,363,147	3.01

INSTRUMENTS AND RELATED PRODUCTS		2,476,586	0.72

176 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE		$271,454	0.08%

INSURANCE CARRIERS
Allianz AG. (Regd)	11,802	1,967,800	0.57
AXA S.A.	45,896	1,608,468	0.47
Credit Suisse Group	37,191	2,081,740	0.60
ING Groep NV	57,422	2,265,349	0.66
Other		12,234,868	3.56

		20,158,225	5.86

LEATHER AND LEATHER PRODUCTS		1,224,257	0.36

LOCAL AND INTERURBAN PASSENGER TRANSIT		418,047	0.12

LUMBER AND WOOD PRODUCTS		32,127	0.01

METAL MINING
Rio Tinto plc	32,740	1,659,381	0.48
Other		973,089	0.29

		2,632,470	0.77

MISCELLANEOUS MANUFACTURING INDUSTRIES
Anglo American plc	43,442	1,671,316	0.48
Other		951,880	0.28

		2,623,196	0.76

MISCELLANEOUS RETAIL		3,104,061	0.90

MOTION PICTURES		102,422	0.03

NONDEPOSITORY INSTITUTIONS		1,820,686	0.53

NONMETALLIC MINERALS, EXCEPT FUELS		610,472	0.18

OIL AND GAS EXTRACTION
Total S.A.	16,911	4,455,196	1.30
Other		2,528,897	0.73

		6,984,093	2.03

PAPER AND ALLIED PRODUCTS		1,925,093	0.56

PERSONAL SERVICES		56,098	0.02

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,345,657	0.68
BP plc (Spon ADR)	71,914	4,957,751	1.44
ENI S.p.A.	79,707	2,264,820	0.66
Royal Dutch Shell plc (A Shares)	120,970	3,772,719	1.10
Royal Dutch Shell plc (B Shares)	84,546	2,745,276	0.80
Other		1,975,939	0.57

		18,062,162	5.25

PRIMARY METAL INDUSTRIES		7,009,279	2.04

PRINTING AND PUBLISHING		3,332,341	0.97

RAILROAD TRANSPORTATION		1,651,295	0.48

REAL ESTATE		7,569,528	2.20

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 177

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$1,376,926	0.40%

SECURITY AND COMMODITY BROKERS
UBS AG. (Regd)	31,691	3,472,588	1.01
Other		4,630,347	1.35

		8,102,935	2.36

SPECIAL TRADE CONTRACTOR		239,713	0.07

STONE, CLAY, AND GLASS PRODUCTS		4,005,948	1.16

TEXTILE MILL PRODUCTS		6,134	0.00 **

TOBACCO PRODUCTS		2,798,109	0.81

TRANSPORTATION BY AIR		1,967,547	0.57

TRANSPORTATION EQUIPMENT
DaimlerChrysler AG. (Regd)	26,846	1,539,916	0.45
Honda Motor Co Ltd	25,600	1,581,693	0.46
Siemens AG.	24,520	2,285,998	0.66
Toyota Motor Corp	88,900	4,844,707	1.41
Other		8,236,473	2.40

		18,488,787	5.38

TRANSPORTATION SERVICES		692,521	0.20

TRUCKING AND WAREHOUSING		1,601,143	0.47

WATER TRANSPORTATION		1,415,758	0.41

WHOLESALE TRADE-DURABLE GOODS		3,319,257	0.97

WHOLESALE TRADE-NONDURABLE GOODS		4,510,223	1.31

TOTAL COMMON STOCKS	(Cost $262,603,638)	342,067,825	99.46

TOTAL PORTFOLIO	(Cost $262,603,638)	342,067,825	99.46%
OTHER ASSETS & LIABILITIES, NET		1,849,745	0.54

NET ASSETS		$343,917,570	100.00%

**	Percentage represents less than 0.01%.

ABBREVIATION:

Spon ADR - Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

178 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary of market values by country (unaudited) March 31, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$3,219,742	0.94%

TOTAL DOMESTIC	3,219,742	0.94

FOREIGN
AUSTRALIA	17,010,629	4.97
AUSTRIA	1,703,677	0.50
BELGIUM	3,938,402	1.15
CHINA	137,477	0.04
DENMARK	2,232,687	0.65
FINLAND	5,125,135	1.50
FRANCE	33,287,939	9.73
GERMANY	24,147,550	7.06
GREECE	2,162,319	0.63
HONG KONG	5,285,320	1.55
IRELAND	2,716,247	0.79
ITALY	12,862,647	3.76
JAPAN	85,908,319	25.11
NETHERLANDS	11,724,191	3.43
NEW ZEALAND	523,711	0.15
NORWAY	2,711,725	0.79
PORTUGAL	1,042,884	0.31
SINGAPORE	2,776,414	0.81
SPAIN	12,725,141	3.72
SWEDEN	8,126,765	2.38
SWITZERLAND	22,973,943	6.72
UNITED KINGDOM	79,724,961	23.31

TOTAL FOREIGN	338,848,083	99.06

TOTAL PORTFOLIO	$342,067,825	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 179

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$42,442	0.02%

	APPAREL AND ACCESSORY STORES		1,467,424	0.75

	APPAREL AND OTHER TEXTILE PRODUCTS		227,670	0.12

	AUTO REPAIR, SERVICES AND PARKING		31,785	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		85,858	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	39,200	1,658,160	0.85
	Other		944,766	0.48

			2,602,926	1.33

	BUSINESS SERVICES
*	Google, Inc (Class A)	2,712	1,057,680	0.54
	Microsoft Corp	148,943	4,052,739	2.08
*	Oracle Corp	72,758	996,057	0.51
	Other		6,648,805	3.41

			12,755,281	6.54

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	23,724	1,725,921	0.89
	Merck & Co, Inc	48,842	1,720,704	0.88
	Procter & Gamble Co	58,569	3,374,746	1.73
	Other		9,563,736	4.90

			16,385,107	8.40

	COMMUNICATIONS
	AT&T, Inc	78,125	2,112,500	1.08
	BellSouth Corp	37,500	1,299,375	0.66
*	Comcast Corp (Class A)	40,072	1,048,284	0.54
	Sprint Nextel Corp	44,411	1,147,580	0.59
	Verizon Communications, Inc	58,231	1,983,348	1.02
	Other		2,425,378	1.24

			10,016,465	5.13

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	72,820	3,032,225	1.55
	US Bancorp	50,800	1,549,400	0.79
	Wachovia Corp	35,968	2,016,006	1.03
	Washington Mutual, Inc	29,043	1,237,813	0.64
	Wells Fargo & Co	36,600	2,337,642	1.20
	Other		8,986,560	4.61

			19,159,646	9.82

	EATING AND DRINKING PLACES
	McDonald’s Corp	35,274	1,212,015	0.62
	Other		1,289,202	0.66

			2,501,217	1.28

	EDUCATIONAL SERVICES		36,573	0.02

180 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$9,903,810	5.07%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	102,374	2,218,445	1.14
	Emerson Electric Co	15,900	1,329,717	0.68
	Intel Corp	109,736	2,123,392	1.09
	Motorola, Inc	43,400	994,294	0.51
	Qualcomm, Inc	27,524	1,392,990	0.71
	Texas Instruments, Inc	30,700	996,829	0.51
	Other		3,620,603	1.86

			12,676,270	6.50

	ENGINEERING AND MANAGEMENT SERVICES		728,556	0.37

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	11,800	1,136,458	0.58
	Other		292,990	0.15

			1,429,448	0.73

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	50,200	2,101,874	1.08
	PepsiCo, Inc	36,700	2,120,893	1.09
	Other		2,584,279	1.32

			6,807,046	3.49

	FOOD STORES		763,947	0.39

	FURNITURE AND FIXTURES		1,476,233	0.76

	FURNITURE AND HOMEFURNISHINGS STORES		640,458	0.33

	GENERAL BUILDING CONTRACTORS		1,157,012	0.59

	GENERAL MERCHANDISE STORES
	Target Corp	20,100	1,045,401	0.54
	Other		1,488,398	0.76

			2,533,799	1.30

	HEALTH SERVICES		1,256,067	0.64

	HOLDING AND OTHER INVESTMENT OFFICES		5,609,256	2.87

	HOTELS AND OTHER LODGING PLACES		257,780	0.13

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	23,900	1,808,991	0.93
*	Dell, Inc	40,000	1,190,400	0.61
	Hewlett-Packard Co	46,788	1,539,325	0.79
	International Business Machines Corp	30,531	2,517,892	1.29
	Other		5,544,894	2.84

			12,601,502	6.46

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	64,039	3,792,390	1.94
	Medtronic, Inc	26,000	1,319,500	0.68
	Other		5,481,003	2.81

			10,592,893	5.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 181

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$1,749,139	0.90%

	INSURANCE CARRIERS
	Prudential Financial, Inc	14,800	1,121,988	0.57
	St. Paul Travelers Cos, Inc	23,347	975,671	0.50
	UnitedHealth Group, Inc	24,790	1,384,769	0.71
*	WellPoint, Inc	12,536	970,662	0.50
	Other		6,694,208	3.43

			11,147,298	5.71

	LEATHER AND LEATHER PRODUCTS		278,308	0.14

	LOCAL AND INTERURBAN PASSENGER TRANSIT		29,920	0.01

	LUMBER AND WOOD PRODUCTS		10,472	0.01

	METAL MINING		85,900	0.04

	MISCELLANEOUS MANUFACTURING INDUSTRIES		337,048	0.17

	MISCELLANEOUS RETAIL		2,212,583	1.13

	MOTION PICTURES
	Time Warner, Inc	100,429	1,686,203	0.87
	Walt Disney Co	51,300	1,430,757	0.73
	Other		251,252	0.13

			3,368,212	1.73

	NONDEPOSITORY INSTITUTIONS
	American Express Co	30,300	1,592,265	0.82
	Fannie Mae	19,515	1,003,071	0.51
	Freddie Mac	19,000	1,159,000	0.60
	Other		2,540,921	1.30

			6,295,257	3.23

	NONMETALLIC MINERALS, EXCEPT FUELS		328,763	0.17

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	10,200	1,030,302	0.53
	Apache Corp	14,894	975,706	0.50
	Devon Energy Corp	16,886	1,032,917	0.53
	Other		5,987,424	3.07

			9,026,349	4.63

	PAPER AND ALLIED PRODUCTS		1,589,770	0.81

	PERSONAL SERVICES		36,525	0.02

	PETROLEUM AND COAL PRODUCTS		2,261,237	1.16

	PIPELINES, EXCEPT NATURAL GAS		96,069	0.05

	PRIMARY METAL INDUSTRIES		2,788,064	1.43

	PRINTING AND PUBLISHING		1,893,135	0.97

	RAILROAD TRANSPORTATION		973,211	0.50

	REAL ESTATE		69,965	0.04

182 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$201,527	0.10%

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	9,963	1,563,792	0.80
	Merrill Lynch & Co, Inc	24,700	1,945,372	1.00
	Other		2,355,528	1.21

			5,864,692	3.01

	SPECIAL TRADE CONTRACTORS		54,721	0.03

	STONE, CLAY, AND GLASS PRODUCTS		64,170	0.03

	TRANSPORTATION BY AIR		1,359,548	0.70

	TRANSPORTATION EQUIPMENT		1,482,453	0.76

	TRANSPORTATION SERVICES		306,591	0.16

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	17,129	1,359,700	0.70
	Other		29,855	0.01

			1,389,555	0.71

	WATER TRANSPORTATION		244,999	0.13

	WHOLESALE TRADE-DURABLE GOODS		1,881,530	0.96

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	13,068	973,827	0.50
	Other		2,012,011	1.03

			2,985,838	1.53

	TOTAL COMMON STOCKS	(Cost $164,036,089)	194,159,320	99.50

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		700,000	0.36

	TOTAL SHORT-TERM INVESTMENTS	(Cost $699,819)	700,000	0.36

	TOTAL PORTFOLIO	(Cost $164,735,908)	194,859,320	99.86%
	OTHER ASSETS & LIABILITIES, NET		278,256	0.14

	NET ASSETS		$195,137,576	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 183

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	72,796	$6,939,643	1.17%
	AMB Property Corp	164,100	8,905,707	1.50
	Archstone-Smith Trust	385,000	18,776,450	3.17
	AvalonBay Communities, Inc	126,500	13,801,150	2.33
	BioMed Realty Trust, Inc	165,000	4,890,600	0.83
	Boston Properties, Inc	338,000	31,518,500	5.32
	BRE Properties, Inc (Class A)	99,000	5,544,000	0.94
v	CBRE Realty Finance, Inc	250,000	3,750,000	0.63
	Cogdell Spencer, Inc	293,145	6,249,851	1.05
	Developers Diversified Realty Corp	150,000	8,212,500	1.39
	Duke Realty Corp	130,000	4,933,500	0.83
	EastGroup Properties, Inc	88,647	4,205,414	0.71
	Education Realty Trust, Inc	500,000	7,650,000	1.29
	Equity Office Properties Trust	137,600	4,620,608	0.78
	Equity Residential	582,800	27,269,212	4.60
	Essex Property Trust, Inc	50,000	5,436,500	0.92
	Extra Space Storage, Inc	487,500	8,380,125	1.41
	Federal Realty Investment Trust	140,000	10,528,000	1.78
	Feldman Mall Properties, Inc	400,000	4,900,000	0.83
	First Potomac Realty Trust	175,000	4,943,750	0.83
	General Growth Properties, Inc	348,766	17,044,194	2.88
	Glenborough Realty Trust, Inc	215,000	4,676,250	0.79
v*	GSC Capital Corp	140,000	3,500,000	0.59
	Highland Hospitality Corp	261,100	3,318,581	0.56
	HomeBanc Corp	387,665	3,407,575	0.57
	Host Marriott Corp	500,000	10,700,000	1.80
	iShares Cohen & Steers Realty Majors Index Fund	221,427	19,020,579	3.21
	iShares Dow Jones US Real Estate Index Fund	194,149	14,269,952	2.41
*	Jameson Inns, Inc	2,553,675	6,256,504	1.05
	Kilroy Realty Corp	52,000	4,017,520	0.68
	Kimco Realty Corp	376,100	15,284,704	2.58
	Liberty Property Trust	78,000	3,678,480	0.62
	Macerich Co	242,000	17,895,900	3.02
	Mack-Cali Realty Corp	80,000	3,840,000	0.65
	Medical Properties Trust, Inc	336,900	3,638,520	0.61
	Monmouth REIT (Class A)	509,491	4,289,914	0.72
	Pan Pacific Retail Properties, Inc	75,000	5,317,500	0.90
	Prologis	511,000	27,338,500	4.61
	Public Storage, Inc	223,800	18,179,274	3.07
	Reckson Associates Realty Corp	170,300	7,803,146	1.32
	Regency Centers Corp	111,400	7,484,966	1.26
	Simon Property Group, Inc	382,300	32,166,722	5.43
	SL Green Realty Corp	126,800	12,870,200	2.17
	Town & Country Trust	99,700	4,046,823	0.68
	Trizec Properties, Inc	350,000	9,005,500	1.52
	United Dominion Realty Trust, Inc	249,100	7,109,314	1.20
	Vornado Realty Trust	255,000	24,480,000	4.13
	Weingarten Realty Investors	133,300	5,431,975	0.92
	Other		60,147,231	10.15

			547,675,334	92.41

184 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Starwood Hotels & Resorts Worldwide, Inc	360,000	$24,382,800	4.11%
	Other		2,162,742	0.37

			26,545,542	4.48

	REAL ESTATE
*	Brookfield Properties Corp	375,000	12,806,250	2.16
	Other		2,635,000	0.45

			15,441,250	2.61

	TOTAL COMMON STOCKS	(Cost $503,924,807)	589,662,126	99.50

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		670,000	0.11

	TOTAL SHORT-TERM INVESTMENTS	(Cost $669,827)	670,000	0.11

	TOTAL PORTFOLIO	(Cost $504,594,634)	590,332,126	99.61%
	OTHER ASSETS & LIABILITIES, NET		2,297,965	0.39

	NET ASSETS		$592,630,091	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 185

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006

					% OF NET
ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

BONDS

CORPORATE BONDS

ASSET BACKED
Residential Asset Mortgage Products, Inc
Series 2004-RS11 (Class M1)	5.438%, 11/25/34	Aa1	$8,000,000	$8,045,424	0.50%
Other				32,365,446	1.99

				40,410,870	2.49

BUILDING MATERIALS AND GARDEN SUPPLIES				4,724,010	0.29

BUSINESS SERVICES				449,296	0.03

CHEMICALS AND ALLIED PRODUCTS				9,389,965	0.58

COMMUNICATIONS				39,454,038	2.43

DEPOSITORY INSTITUTIONS
Washington Mutual, Inc.	4.500%, 10/25/18	NR	10,415,131	9,901,478	0.61
Other				48,867,378	3.01

				58,768,856	3.62

ELECTRIC, GAS, AND SANITARY SERVICES				27,684,350	1.70

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				6,645,608	0.41

FABRICATED METAL PRODUCTS				5,146,335	0.32

FOOD AND KINDRED PRODUCTS				7,232,522	0.44

FOOD STORES				2,692,824	0.17

FURNITURE AND FIXTURES				2,172,838	0.13

GENERAL BUILDING CONTRACTORS				4,543,214	0.28

GENERAL MERCHANDISE STORES				6,800,652	0.42

HEALTH SERVICES				976,688	0.06

HOLDING AND OTHER INVESTMENT OFFICES				7,235,995	0.45

INDUSTRIAL MACHINERY AND EQUIPMENT				4,091,369	0.25

INSTRUMENTS AND RELATED PRODUCTS				1,917,337	0.12

INSURANCE CARRIERS				12,066,220	0.74

METAL MINING				2,571,352	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES				2,429,062	0.15

MISCELLANEOUS RETAIL				938,634	0.06

MOTION PICTURES				5,339,588	0.33

NONDEPOSITORY INSTITUTIONS				52,084,186	3.21

OIL AND GAS EXTRACTION				13,741,347	0.85

186 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d	LB-UBS Commercial Mortgage Trust
	Series 2004-C7 (Class A6)	4.786, 10/15/29	Aaa	$10,000,000	$9,464,870	0.58%
	Other				42,358,591	2.61

					51,823,461	3.19

	PAPER AND ALLIED PRODUCTS				2,645,303	0.16

	PETROLEUM AND COAL PRODUCTS				550,485	0.03

	PIPELINES, EXCEPT NATURAL GAS				9,119,367	0.56

	PRIMARY METAL INDUSTRIES				2,095,837	0.13

	PRINTING AND PUBLISHING				1,817,632	0.11

	RAILROAD TRANSPORTATION				2,673,542	0.16

	SECURITY AND COMMODITY BROKERS				25,723,035	1.58

	STONE, CLAY AND GLASS PRODUCTS				287,223	0.02

	TRANSPORTATION EQUIPMENT				13,277,811	0.82

	WHOLESALE TRADE-NONDURABLE GOODS				2,300,245	0.14

	TOTAL CORPORATE BONDS		(Cost $442,387,027)		431,821,097	26.59

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank
	(FFCB)	3.375–4.875%, 07/15/08–12/16/15	Aaa	18,050,000	17,476,423	1.08
	Federal Home Loan Mortgage Corp (FHLMC)	3.750%, 04/15/07	Aaa	12,105,000	11,935,785	0.74
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,383,735	1.44
	FHLMC	3.550%, 11/15/07	Aaa	17,000,000	16,526,785	1.02
	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	14,996,370	0.92
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,852,297	1.10
	FHLMC	3.500–8.250%, 08/17/07–06/15/31	Aaa	56,351,000	55,732,752	3.43
	FHLMC	7.000%, 03/15/10	Aaa	20,100,000	21,415,075	1.32
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,697,909	1.27
	FHLMC	6.250%, 03/05/12	Aa2	10,000,000	10,055,481	0.62
	Federal National Mortgage Association (FNMA)	4.750%, 01/02/07	NR	6,500,000	6,477,868	0.40
	FNMA	3.375–6.625%, 05/15/07–08/06/38	Aaa	25,125,000	25,237,254	1.55
	FNMA	3.875%, 05/15/07	Aaa	20,000,000	19,728,038	1.22
	FNMA	4.000%, 05/23/07	Aaa	11,000,000	10,860,518	0.67
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,810,600	0.54
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,591,021	0.59
d	FNMA	7.125%, 06/15/10	Aaa	59,800,000	64,205,909	3.95
	FNMA	5.250%, 08/01/12	Aa2	10,000,000	9,901,812	0.61

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 187

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	AGENCY SECURITIES —(continued)
	Other				$9,639,583	0.59%

					374,525,215	23.06

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.000%, 03/01/16	A1	$8,800,000	8,523,412	0.53
	Other				50,208,491	3.09

					58,731,903	3.62

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	4.500–8.000%, 01/01/16–01/01/36		77,685,780	76,463,917	4.71
	FGLMC	4.500%, 05/01/19		8,744,563	8,353,078	0.51
	FGLMC	5.000%, 09/01/33		6,823,696	6,509,855	0.40
	FGLMC	5.500%, 12/01/33		13,025,460	12,747,706	0.78
	FGLMC	5.000%, 01/01/34		10,845,691	10,346,865	0.64
	FGLMC	4.500%, 04/01/35		8,448,779	7,813,059	0.48
	Federal National Mortgage Association (FNMA)	4.640%, 11/01/14		6,870,985	6,511,619	0.40
	FNMA	4.799%, 03/01/16		14,686,696	14,238,754	0.88
d	FNMA	5.000%, 11/01/18		6,904,618	6,745,157	0.42
h	FNMA	4.500%, 04/25/21		19,000,000	18,162,822	1.12
h	FNMA	5.500%, 04/25/21		26,000,000	25,837,500	1.59
	FNMA	5.000%, 03/01/25		9,432,149	9,062,050	0.56
d	FNMA	5.500%, 10/01/33		8,357,172	8,173,890	0.50
	FNMA	5.000%, 11/01/33		8,930,500	8,526,002	0.53
	FNMA	6.000%, 02/01/34		9,873,595	9,878,878	0.61
	FNMA	5.500%, 09/01/34		14,442,502	14,118,355	0.87
	FNMA	5.000%, 02/25/35		17,498,758	17,088,570	1.05
	FNMA	5.500%, 04/01/35		6,562,322	6,407,464	0.39
h	FNMA	6.000%, 04/01/35		12,000,000	11,996,255	0.74
h	FNMA	6.500%, 02/01/36		12,932,756	13,195,640	0.81
h	FNMA	6.000%, 03/01/36		10,454,191	10,454,190	0.64
h	FNMA	5.000%, 04/25/36		39,000,000	37,123,125	2.29
h	FNMA	5.500%, 04/25/36		18,000,000	17,566,884	1.08
	FNMA	4.350–8.000%, 06/1/13–05/25/36		115,713,603	112,062,459	6.90
	Government National Mortgage Association (GNMA)	5.000–8.500%, 01/15/28–04/15/36		29,292,506	29,029,293	1.79
	GNMA	5.000%, 03/20/35		13,773,638	13,294,853	0.82
	GNMA	5.500%, 05/20/35		13,884,870	13,710,948	0.84
	Other				6,172,999	0.38

					531,592,187	32.73

188 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21	$88,116,000	$115,741,245	7.13%
	United States Treasury Bond	5.375%, 02/15/31	19,975,000	21,024,088	1.29
	United States Treasury Note	2.500–4.625%, 05/15/06–02/15/16	425,000	25,066,884	1.54
d	United States Treasury Note	2.625%, 11/15/06	21,925,000	21,624,408	1.33
	United States Treasury Note	4.375%, 01/31/08	16,000,000	15,866,880	0.98
	Other			10,205,460	0.63

				209,528,965	12.90

	TOTAL GOVERNMENT BONDS		(Cost $1,200,591,546)	1,174,378,270	72.31

	TOTAL BONDS		(Cost $1,642,978,573)	1,606,199,367	98.90

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER			35,143,770	2.17

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	FHLB	4.630–4.660%, 04/11/06–04/12/06	36,891,000	36,850,055	2.26
d	FHLMC	4.360–4.670%, 04/03/06–05/02/06	47,820,000	47,697,839	2.94
d	FNMA	4.390–4.650%, 04/03/06–05/10/06	43,900,000	43,810,870	2.70

				128,358,764	7.90

	TOTAL SHORT-TERM INVESTMENTS		(Cost $163,477,050)	163,502,534	10.07

	TOTAL PORTFOLIO		(Cost $1,806,455,623)	1,769,701,901	108.97%
	OTHER ASSETS & LIABILITIES, NET			(145,657,423)	(8.97)

	NET ASSETS			$1,624,044,478	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

†	As provided by Moody’s Investors Service (Unaudited).

ABBREVIATION:

NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 189

Inflation-Linked Bond Fund |	Portfolio of investments (unaudited) March 31, 2006

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	$24,831,328	$25,508,231	5.85%
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	22,708,271	23,772,835	5.45
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	16,278,899	17,489,724	4.01
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	38,615,314	36,569,861	8.39
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	16,391,381	17,323,724	3.97
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	9,010,192	9,551,525	2.19
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	31,049,862	32,342,469	7.42
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	28,944,713	28,096,634	6.44
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	29,945,753	29,225,259	6.70
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	27,308,706	26,625,989	6.11
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	26,891,054	25,370,096	5.82
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	23,620,835	22,705,528	5.21
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/16	11,911,432	11,548,491	2.65
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	35,596,502	35,760,602	8.20
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/26	13,484,640	12,767,393	2.93
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	23,895,852	29,352,709	6.73
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	27,827,503	35,680,146	8.18
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	7,388,362	9,094,631	2.09

				428,785,847	98.34

	TOTAL GOVERNMENT BONDS		(Cost $439,467,767)	428,785,847	98.34

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal National Mortgage Association (FNMA)	4.650%, 04/03/06	4,040,000	4,040,000	0.93

	TOTAL SHORT-TERM INVESTMENTS		(Cost $4,038,956)	4,040,000	0.93

	TOTAL PORTFOLIO		(Cost $443,506,723)	432,825,847	99.27%
	OTHER ASSETS & LIABILITIES, NET			3,182,096	0.73

	NET ASSETS			$436,007,943	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

190 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	American Express Centurion
	Bank	4.730–4.750%, 5/24/06–05/26/06	$6,065,000	$6,065,134	2.36%
	Barclays Bank, plc	4.875%, 06/12/06	2,000,000	2,000,059	0.78
	Deutsche Bank	4.440%, 04/03/06	3,325,000	3,325,002	1.29
	Wells Fargo	4.770–4.810%, 4/28/06–05/22/06	6,900,000	6,899,982	2.69
	Other			1,000,011	0.39

				19,290,188	7.51

	COMMERCIAL PAPER
	Abbey National
	North America LLC	4.440–4.830%, 4/12/06–09/07/06	5,000,000	4,953,265	1.93
	Barclays U.S. Funding Co	4.820%, 05/30/06	4,000,000	3,968,904	1.54
	Becton Dickinson & Co	4.740%, 05/08/06	5,580,000	5,552,816	2.16
c	Beta Finance, Inc	4.540–4.690%, 04/12/06–05/12/06	6,285,000	6,268,215	2.44
c	BMW US Capital Corp	4.770%, 05/25/06	4,070,000	4,040,879	1.57
	Canadian Imperial Holdings, Inc	4.440%, 04/10/06	2,255,000	2,252,497	0.88
	Caylon North America, Inc	4.435–4.835%, 04/11/06–07/21/06	5,555,000	5,540,566	2.16
c	CC (USA), Inc	4.520–4.560%, 04/03/06–04/26/06	6,370,000	6,362,298	2.48
c	Ciesco Lp	4.600–4.750%, 04/18/06–05/03/06	6,358,000	6,337,799	2.47
c	Corporate Asset
	Funding Corp, Inc	4.600–4.760%, 04/20/06–05/18/06	6,590,000	6,569,059	2.56
c	Danske Corp	4.550–4.870%, 04/06/06–06/26/06	6,143,000	6,100,733	2.37
c	Dorada Finance, Inc	4.610%, 05/08/06	4,380,000	4,359,247	1.70
c	Gannett Co, Inc	4.630–4.750%, 04/24/06–04/27/06	6,875,000	6,852,828	2.67
	General Electric
	Capital Corp	4.510–4.570%, 05/05/06–06/28/06	3,800,000	3,773,811	1.47
c	Govco, Inc	4.450–4.830%, 04/10/06–09/05/06	6,950,000	6,907,610	2.69
c	Harley-Davidson Funding Corp	4.520%, 04/13/06	3,600,000	3,594,633	1.40
c	Harrier Finance
	Funding LLC	4.620–4.890%, 04/25/06–06/30/06	6,015,000	5,986,459	2.33
	HBOS Treasury Services plc	4.760%, 06/09/06	2,100,000	2,081,238	0.81
	HSBC Finance Corp	4.570–4.620%, 04/17/06–05/16/06	6,180,000	6,152,492	2.39
c	Kitty Hawk Funding Corp	4.750–4.820%, 04/27/06–06/19/06	6,030,000	6,002,026	2.34
c	Links Finance LLC	4.500–4.770%, 05/09/06–06/20/06	6,775,000	6,718,804	2.62
c	Nestle Capital Corp	4.805%, 08/21/06	3,225,000	3,163,876	1.23
	Paccar Financial Corp	4.680%, 05/25/06	2,555,000	2,537,064	0.99
c	Park Avenue
	Receivables Corp	4.740–4.760%, 04/25/06–05/03/06	7,000,000	6,975,738	2.72
c	Preferred Receivables
	Funding	4.650–4.730%, 04/26/06–05/02/06	5,694,000	5,673,718	2.21
c	Private Export Funding Corp	4.530–4.720%, 05/09/06–06/13/06	6,755,000	6,709,505	2.61
c	Procter & Gamble Co	4.490%, 04/05/06	3,755,000	3,753,127	1.46
	Rabobank Usa Financial Co	4.450%, 05/15/06	3,000,000	2,984,140	1.16
c	Ranger Funding Co LLC	4.420–4.760%, 04/03/06–05/05/06	6,850,000	6,827,672	2.66
	Royal Bank of Scotland plc	4.650%, 05/15/06	2,000,000	1,988,633	0.77
c	Scaldis Capital LLC	4.840–4.970%, 07/17/06–09/29/06	5,500,000	5,384,596	2.10
c	Sheffield Receivables Corp	4.640–4.815%, 04/07/06–09/05/06	4,550,000	4,526,256	1.76
c	Shell International
	Finance BV	4.570–4.850%, 05/02/06–06/30/06	7,000,000	6,956,074	2.71

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 191

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	COMMERCIAL PAPER —(continued)
c	Sigma Finance, Inc	4.400–4.640%, 05/8/06–05/19/06	$3,500,000	$3,480,166	1.35%
	Societe Generale North
	America, Inc	4.430–4.870%, 04/12/06–08/01/06	6,910,000	6,859,502	2.67
	Swedish Export Credit Corp	4.750%, 05/08/06	7,000,000	6,967,836	2.71
c	The Stanley Works	4.550–4.580%, 04/10/06–04/18/06	4,255,000	4,248,873	1.65
c	Toronto Dominion
	Holdings (US)	4.490–4.605%, 04/19/06–05/01/06	6,000,000	5,983,443	2.33
	UBS Finance,
	(Delaware), Inc	4.440–4.820%, 04/10/06–05/22/06	7,000,000	6,977,119	2.72
c	Variable Funding
	Capital Corp	4.450–4760%, 4/04/06–05/19/06	6,970,000	6,947,687	2.70
c	Yorktown Capital, LLC	4.700–4.780%, 4/18/06–05/10/06	5,150,000	5,133,121	2.00
	Other			4,429,971	1.72

				218,884,296	85.21

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	4.475–4.670%, 4/17/06–05/03/06	2,145,000	2,140,000	0.83
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.410–4.865%, 05/1/06–09/26/06	3,020,000	3,003,489	1.17
	Other			1,940,726	0.76

				7,084,215	2.76

	VARIABLE NOTES
	National City Corp	4.615%, 07/26/06	4,000,000	4,000,283	1.56
	Toyota Motor Credit Corp	4.638%, 10/10/06	5,000,000	4,999,927	1.94
	U.S. Bancorp	4.930%, 09/29/06	3,000,000	3,000,046	1.17

				12,000,256	4.67

	TOTAL SHORT-TERM INVESTMENTS		(Cost $257,258,955)	257,258,955	100.15

	TOTAL PORTFOLIO		(Cost $257,258,955)	257,258,955	100.15%
	OTHER ASSETS & LIABILITIES, NET			(374,028)	(0.15)

	NET ASSETS			$256,884,927	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

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2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 193

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006

	Growth Equity Fund	Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

ASSETS
Portfolio investments, at cost	$131,980,150	$157,996,080	$912,141,790	$569,170,140	$255,383,888	$399,779,227
Net unrealized appreciation of portfolio investments	12,705,913	21,751,620	196,896,008	70,047,649	52,179,643	52,009,336

Portfolio investments, at value	144,686,063	179,747,700	1,109,037,798	639,217,789	307,563,531	451,788,563
Cash	5,385	—	—	6,196	2,125	1,939
Cash-foreign (cost of $—, $203,247, $8,188,074, $218,579, $— and $455,611, respectively)	—	204,664	8,189,332	218,578	—	455,611
Receivable from securities transactions	1,568,590	2,770,726	35,827,589	7,212,469	9,507,405	636,758
Receivable from Fund shares sold	139,054	824,590	5,628,361	1,801,172	1,466,994	830,018
Dividends and investment receivable	53,735	246,066	1,891,311	971,288	63,346	447,649
Reclaims receivable	—	9,077	839,117	7,444	—	6,765

Total assets	146,452,827	183,802,823	1,161,413,508	649,434,936	318,603,401	454,167,303

LIABILITIES
Accrued expenses	16,195	27,273	1,154,046	450,393	286,010	422,642
Due to custodian	—	349,164	22,162,061	—	—	—
Payable for securities transactions	1,960,081	2,499,896	33,147,849	9,755,809	12,579,364	2,970,504
Payable for Fund shares redeemed	9,000	4,159	30,713	339,007	284,273	161,053

Total liabilities	1,985,276	2,880,492	56,494,669	10,545,209	13,149,647	3,554,199

NET ASSETS	$144,467,551	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104

NET ASSETS CONSIST OF:
Paid-in-capital	$281,643,832	$155,306,919	$837,463,510	$552,864,869	$246,180,968	$377,114,559
Accumulated undistributed net investment income	410,840	363,360	2,669,505	1,930,414	553,005	993,815
Accumulated net realized gain (loss) on total investments	(150,293,034)	3,499,017	67,931,050	14,047,690	6,540,138	20,495,691
Accumulated net unrealized appreciation on total investments	12,705,913	21,753,035	196,854,774	70,046,754	52,179,643	52,009,039

NET ASSETS	$144,467,551	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104

TOTAL SHARES OUTSTANDING	19,597,462	21,195,875	84,853,575	42,530,161	16,660,735	25,053,629

RETIREMENT CLASS:
Net assets	—	$75,337,940	$385,759,590	$188,925,289	$199,483,321	$301,612,605
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	8,779,813	29,183,560	12,504,733	10,888,873	16,728,225
Net asset value per share	—	$8.58	$13.22	$15.11	$18.32	$18.03

INSTITUTIONAL CLASS:
Net assets	$144,467,551	$105,084,391	$718,659,249	$260,099,330	$24,853,857	$28,363,095
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	19,597,462	12,366,062	55,620,015	17,180,510	1,345,142	1,568,087
Net asset value per share	$7.37	$8.50	$12.92	$15.14	$18.48	$18.09

RETAIL CLASS:
Net assets	—	$500,000	$500,000	$189,865,108	$81,116,576	$120,637,404
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	—	50,000	50,000	12,844,918	4,426,720	6,757,317
Net asset value per share	—	$10.00	$10.00	$14.78	$18.32	$17.85

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Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	continued

	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$379,639,881	$542,022,267	$454,835,672	$471,483,216	$698,797,713	$27,277,307
Net unrealized appreciation of portfolio investments	51,417,111	54,122,739	74,752,154	188,902,518	90,463,049	10,998,117

Portfolio investments, at value	431,056,992	596,145,006	529,587,826	660,385,734	789,260,762	38,275,424
Cash	631,214	2,139	8,468	81,368	3,145	63
Receivable from securities transactions	7,617,886	8,161,026	622,008	1,768,017	5,889,462	291,838
Receivable from Fund shares sold	1,860,198	254,242	746,495	1,716,724	2,490,941	459,808
Dividends and investment receivable	339,327	540,932	680,968	745,095	912,522	16,324

Total assets	441,505,617	605,103,345	531,645,765	664,696,938	798,556,832	39,043,457

LIABILITIES
Accrued expenses	340,237	86,889	72,429	75,860	184,095	1,549
Due to custodian	280,347	—	—	—	—	—
Payable for securities transactions	10,851,737	8,347,549	1,205,342	2,829,466	6,295,341	434,616
Payable for Fund shares redeemed	49,980	114,472	362,590	201,073	—	30,138
Payable for variation margin on open futures contracts	—	—	—	—	8,400	—

Total liabilities	11,522,301	8,548,910	1,640,361	3,106,399	6,487,836	466,303

NET ASSETS	$429,983,316	$596,554,435	$530,005,404	$661,590,539	$792,068,996	$38,577,154

NET ASSETS CONSIST OF:
Paid-in-capital	$358,127,394	$540,793,366	$451,810,920	$475,540,759	$699,948,814	$27,203,086
Accumulated undistributed net investment income	321,290	1,679,741	3,128,347	2,777,173	3,438,372	85,437
Accumulated net realized gain (loss) on total investments	20,117,521	(41,411)	313,983	(5,629,911)	(1,784,437)	290,514
Accumulated net unrealized appreciation on total investments	51,417,111	54,122,739	74,752,154	188,902,518	90,466,247	10,998,117

NET ASSETS	$429,983,316	$596,554,435	$530,005,404	$661,590,539	$792,068,996	$38,577,154

TOTAL SHARES OUTSTANDING	26,035,100	50,290,000	35,533,583	67,185,491	53,715,979	2,592,553

RETIREMENT CLASS:
Net assets	$222,920,705	$31,931,320	$6,205,643	$500,000	$118,731,454	$5,271,930
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	13,526,555	2,671,731	411,391	50,000	8,072,980	355,017
Net asset value per share	$16.48	$11.95	$15.08	$10.00	$14.71	$14.85

INSTITUTIONAL CLASS:
Net assets	$122,488,057	$564,623,115	$523,799,761	$660,590,539	$673,337,542	$33,305,224
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,354,498	47,618,269	35,122,192	67,085,491	45,642,999	2,237,536
Net asset value per share	$16.65	$11.86	$14.91	$9.85	$14.75	$14.88

RETAIL CLASS:
Net assets	$84,574,554	—	—	$500,000	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,154,047	—	—	50,000	—	—
Net asset value per share	$16.41	—	—	$10.00	—	—

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Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	continued

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	International
	Value Index Fund	Blend Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

ASSETS
Portfolio investments, at cost	$45,220,041	$64,546,385	$76,578,730	$68,231,852	$147,377,874	$262,603,638
Net unrealized appreciation of portfolio investments	14,602,285	25,363,514	29,620,808	20,717,184	55,464,352	79,464,187

Portfolio investments, at value	59,822,326	89,909,899	106,199,538	88,949,036	202,842,226	342,067,825
Cash	129,870	33,332	110,373	288,266	412,815	—
Receivable from securities transactions	167,377	606,309	3,094,837	1,899,940	1,940,669	7,365,107
Receivable from Fund shares sold	36,348	574,417	966,803	437,809	828,306	863,234
Dividends and investment receivable	95,545	89,880	40,702	126,002	177,656	1,354,465
Reclaims receivable	—	—	—	—	—	137,801

Total assets	60,251,466	91,213,837	110,412,253	91,701,053	206,201,672	351,788,432

LIABILITIES
Accrued expenses	5,177	8,873	15,577	—	—	77,141
Due to custodian	—	—	—	—	—	185,762
Payable for securities transactions	311,958	984,635	4,727,930	2,655,976	3,081,966	7,448,304
Payable for Fund shares redeemed	19,563	35,875	64,926	—	111,154	159,655

Total liabilities	336,698	1,029,383	4,808,433	2,655,976	3,193,120	7,870,862

NET ASSETS	$59,914,768	$90,184,454	$105,603,820	$89,045,077	$203,008,552	$343,917,570

NET ASSETS CONSIST OF:
Paid-in-capital	$44,615,542	$63,440,871	$75,140,292	$67,246,852	$145,456,898	$262,476,631
Accumulated undistributed net investment income	287,020	310,889	87,090	304,083	443,371	1,395,477
Accumulated net realized gain on total investments	409,921	1,069,180	755,630	776,958	1,643,931	639,562
Accumulated net unrealized appreciation on total investments	14,602,285	25,363,514	29,620,808	20,717,184	55,464,352	79,405,900

NET ASSETS	$59,914,768	$90,184,454	$105,603,820	$89,045,077	$203,008,552	$343,917,570

TOTAL SHARES OUTSTANDING	3,797,973	5,195,715	6,599,526	6,135,793	12,455,302	18,611,928

RETIREMENT CLASS:
Net assets	$7,682,817	$18,392,847	$17,115,036	$9,115,330	$8,215,716	$21,548,971
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	481,288	1,052,309	1,014,832	620,375	502,384	1,147,693
Net asset value per share	$15.96	$17.48	$16.86	$14.69	$16.35	$18.78

INSTITUTIONAL CLASS:
Net assets	$52,231,951	$71,791,607	$88,488,784	$79,929,747	$194,792,836	$322,368,599
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	3,316,685	4,143,406	5,584,694	5,515,418	11,952,918	17,464,235
Net asset value per share	$15.75	$17.33	$15.84	$14.49	$16.30	$18.46

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Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	concluded

	Social Choice	Real Estate	Bond	Inflation-Linked	Money
	Equity Fund	Securities Fund	Fund	Bond Fund	Market Fund

ASSETS
Portfolio investments, at cost	$164,735,908	$504,594,634	$1,806,455,623	$443,506,723	$257,258,955
Net unrealized appreciation (depreciation) of portfolio investments	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

Portfolio investments, at value	194,859,320	590,332,126	1,769,701,901	432,825,847	257,258,955
Cash	27,937	62,922	—	4,396	8,073
Receivable from securities transactions	895	1,591,667	74,152,453	—	—
Receivable from Fund shares sold	800,332	964,483	3,869,271	749,601	3,678,967
Dividends and investment receivable	184,741	1,911,618	14,158,579	2,890,537	125,056

Total assets	195,873,225	594,862,816	1,861,882,204	436,470,381	261,071,051

LIABILITIES
Accrued expenses	90,964	444,967	883,972	173,744	64,741
Due to custodian	—	—	32,238	—	—
Payable for securities transactions	621,018	994,721	234,317,254	—	4,031,543
Payable for Fund shares redeemed	23,667	793,037	2,604,262	288,694	89,320
Income distribution payable	—	—	—	—	520

Total liabilities	735,649	2,232,725	237,837,726	462,438	4,186,124

NET ASSETS	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

NET ASSETS CONSIST OF:
Paid-in-capital	$165,111,636	$509,476,727	$1,668,935,304	$451,391,682	$256,887,005
Accumulated undistributed (distributions in excess of) net investment income	699,726	(1,938,600)	90,190	(172,513)	27
Accumulated net realized gain (loss) on total investments	(797,198)	(645,528)	(8,227,294)	(4,530,350)	(2,105)
Accumulated net unrealized appreciation (depreciation) on total investments	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

NET ASSETS	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

TOTAL SHARES OUTSTANDING	18,081,633	40,597,148	164,724,333	43,543,517	256,884,430

RETIREMENT CLASS:
Net assets	$67,662,527	$157,975,639	$500,000	$500,000	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,224,200	10,667,756	50,000	50,000	500,000
Net asset value per share	$10.87	$14.81	$10.00	$10.00	$1.00

INSTITUTIONAL CLASS:
Net assets	$126,975,049	$258,331,364	$1,623,044,478	$371,039,632	$255,884,927
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,807,433	17,729,987	164,624,333	36,964,291	255,884,430
Net asset value per share	$10.75	$14.57	$9.86	$10.04	$1.00

RETAIL CLASS:
Net assets	$500,000	$176,323,088	$500,000	$64,468,311	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	12,199,405	50,000	6,529,226	500,000
Net asset value per share	$10.00	$14.45	$10.00	$9.87	$1.00

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006

	Growth	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap
	Equity Fund	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund

INVESTMENT INCOME
Interest	$17,419	$8,241	$—	$12,075	$34,579	$24,018
Dividends	680,700	1,452,523	7,385,706	6,472,623	1,300,896	3,843,640
Foreign taxes withheld	(1,061)	(7,681)	(619,544)	(9,797)	—	(10,009)

Total income	697,058	1,453,083	6,766,162	6,474,901	1,335,475	3,857,649

EXPENSES
Investment management fees	51,182	74,130	1,138,869	603,149	290,181	448,329
Service agreement fees	16,561	119,472	517,751	486,435	326,778	548,132
Custody fees	9,783	12,991	165,295	15,238	9,622	11,399
Audit fees	16,470	18,559	35,790	26,342	18,973	22,840
Registration fees	4,235	8,368	25,751	29,094	22,999	24,989
Trustee fees and expenses	1,078	1,241	1,132	2,723	1,662	1,140
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,070	1,317	1,748	21,755	25,763	32,504
Report printing and mailing expenses	2,716	10,647	24,630	19,731	18,195	21,889
Interest expense	3,048	19,840	149,910	26,571	3,811	15,225

Total expenses before expense reimbursement	111,531	271,953	2,066,264	1,236,426	723,372	1,131,835
Less expenses reimbursed by the investment advisor (see Note 2)	(19,174)	(31,352)	—	—	(6,196)	(5,562)

Net expenses	92,357	240,601	2,066,264	1,236,426	717,176	1,126,273

Net investment income	604,701	1,212,482	4,699,898	5,238,475	618,299	2,731,376

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	2,132,178	5,791,054	81,579,110	15,405,572	6,900,449	20,953,015
Foreign currency transactions	—	10,245	(1,613,982)	55,381	(12,585)	(19,219)

Net realized gain on total investments	2,132,178	5,801,299	79,965,128	15,460,953	6,887,864	20,933,796

Change in unrealized appreciation (depreciation) on:
Portfolio investments	4,363,375	7,271,663	61,940,333	36,691,322	21,523,269	15,064,164
Translation of assets (other than portfolio investments)and liabilities denominated in foreign currencies	—	1,389	(4,530)	(530)	—	(6,694)

Net change in unrealized appreciation on total investments	4,363,375	7,273,052	61,935,803	36,690,792	21,523,269	15,057,470

Net realized and unrealized gain on total investments	6,495,553	13,074,351	141,900,931	52,151,745	28,411,133	35,991,266

Net increase in net assets resulting from operations	$7,100,254	$14,286,833	$146,600,829	$57,390,220	$29,029,432	$38,722,642

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	continued

	Small-Cap	Large-Cap	Large-Cap	Equity	S&P 500	Mid-Cap
	Equity Fund	Growth Index Fund	Value Index Fund	Index Fund	Index Fund	Growth Index Fund

INVESTMENT INCOME
Interest	$20,699	$33,905	$29,995	$28,045	$90,882	$1,605
Dividends	2,163,095	3,263,651	6,237,126	5,718,028	6,762,842	167,884
Foreign taxes withheld	(2,891)	—	—	(214)	—	—

Total income	2,180,903	3,297,556	6,267,121	5,745,859	6,853,724	169,489

EXPENSES
Investment management fees	412,854	107,151	95,358	123,878	140,297	6,701
Service agreement fees	345,409	75,637	34,799	40,940	203,382	5,700
Custody fees	45,641	25,707	21,173	20,464	31,673	7,205
Audit fees	21,783	25,424	24,305	27,880	28,404	14,325
Registration fees	22,830	9,969	9,137	9,440	21,256	2,096
Trustee fees and expenses	1,965	571	2,217	1,147	1,568	1,221
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	23,638	1,577	1,756	1,287	1,657	1,146
Report printing and mailing expenses	25,758	4,478	3,665	4,576	14,128	488
Interest expense	12,875	167	231	11,607	1,051	975

Total expenses before expense reimbursement	918,141	256,069	198,029	246,607	448,804	45,245
Less expenses reimbursed by the investment advisor (see Note 2)	(33,784)	(10,215)	(11,184)	—	(3,870)	(27,022)

Net expenses	884,357	245,854	186,845	246,607	444,934	18,223

Net investment income	1,296,546	3,051,702	6,080,276	5,499,252	6,408,790	151,266

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	25,358,426	236,084	585,381	2,987,113	85,487	313,823
Futures transactions	—	—	—	—	111,329	—

Net realized gain on total investments	25,358,426	236,084	585,381	2,987,113	196,816	313,823

Change in unrealized appreciation (depreciation) on:
Portfolio investments	29,007,301	28,302,141	28,069,569	36,329,904	36,608,699	3,188,091
Futures transactions	—	—	—	—	(13,770)	—

Net change in unrealized appreciation on total investments	29,007,301	28,302,141	28,069,569	36,329,904	36,594,929	3,188,091

Net realized and unrealized gain on total investments	54,365,727	28,538,225	28,654,950	39,317,017	36,791,745	3,501,914

Net increase in net assets resulting from operations	$55,662,273	$31,589,927	$34,735,226	$44,816,269	$43,200,535	$3,653,180

204 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 205

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	continued

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	International
	Value Index Fund	Blend Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

INVESTMENT INCOME
Interest	$3,102	$4,644	$7,171	$3,730	$13,823	$30,707
Dividends	617,610	667,033	214,419	713,052	944,842	2,998,181
Foreign taxes withheld	—	—	(39)	(549)	(643)	(158,327)

Total income	620,712	671,677	221,551	716,233	958,022	2,870,561

EXPENSES
Investment management fees	10,582	15,725	17,050	15,309	34,172	56,110
Service agreement fees	9,080	22,401	13,007	10,080	14,232	36,728
Custody fees	10,477	19,050	12,635	8,064	27,538	108,393
Audit fees	15,087	16,030	16,381	16,039	17,923	19,547
Registration fees	2,736	3,645	3,617	3,145	4,864	8,315
Trustee fees and expenses	1,347	1,504	1,564	1,507	2,154	1,591
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,208	1,282	1,148	1,175	1,760	1,572
Report printing and mailing expenses	748	8,683	712	1,555	4,476	4,973
Interest expense	848	2,119	3,708	1,873	1,010	7,987

Total expenses before expense reimbursement	57,501	95,827	75,210	64,135	113,517	250,604
Less expenses reimbursed by the investment advisor (see Note 2)	(29,344)	(43,353)	(29,248)	(26,118)	(40,624)	(20,933)

Net expenses	28,157	52,474	45,962	38,017	72,893	229,671

Net investment income	592,555	619,203	175,589	678,216	885,129	2,640,890

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	418,072	1,360,679	1,142,022	1,062,265	2,135,749	1,818,833
Foreign currency transactions	—	—	—	—	—	(148,620)

Net realized gain on total investments	418,072	1,360,679	1,142,022	1,062,265	2,135,749	1,670,213

Change in unrealized appreciation (depreciation) on:
Portfolio investments	3,793,731	5,869,287	12,132,189	8,806,249	22,538,858	33,829,256
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	(47,531)

Net change in unrealized appreciation on total investments	3,793,731	5,869,287	12,132,189	8,806,249	22,538,858	33,781,725

Net realized and unrealized gain on total investments	4,211,803	7,229,966	13,274,211	9,868,514	24,674,607	33,451,938

Net increase in net assets resulting from operations	$4,804,358	$7,849,169	$13,449,800	$10,546,730	$25,559,736	$38,092,828

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	concluded

	Social Choice	Real Estate	Bond	Inflation-Linked	Money
	Equity Fund	Securities Fund	Fund	Bond Fund	Market Fund

INVESTMENT INCOME
Interest	$14,783	$70,919	$36,188,835	$9,144,559	$4,498,606
Dividends	1,578,036	11,653,293	—	—	—
Foreign taxes withheld	(284)	(9,365)	—	—	—

Total income	1,592,535	11,714,847	36,188,835	9,144,559	4,498,606

EXPENSES
Investment management fees	69,759	618,442	1,186,560	332,967	63,250
Service agreement fees	97,533	417,086	201,945	76,447	20,752
Custody fees	8,470	10,537	26,707	12,743	3,811
Audit fees	17,681	27,058	47,423	23,446	19,487
Registration fees	9,553	25,294	24,711	17,337	6,744
Trustee fees and expenses	1,947	1,953	1,570	1,575	1,582
Fund administration expenses	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,202	41,063	1,526	18,806	759
Report printing and mailing expenses	6,729	29,929	11,702	9,692	110
Interest expense	330	15,813	15,190	1,157	18

Total expenses before expense reimbursement	218,592	1,192,563	1,522,722	499,558	121,901
Less expenses reimbursed by the investment advisor (see Note 2)	(11,703)	(4,702)	—	(14,787)	(6,257)

Net expenses	206,889	1,187,861	1,522,722	484,771	115,644

Net investment income	1,385,646	10,526,986	34,666,113	8,659,788	4,382,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	1,022,605	(251,902)	(7,989,122)	(1,014,340)	—
Net change in unrealized appreciation (depreciation) on total investments	10,704,882	65,810,939	(29,428,647)	(17,079,116)	—

Net realized and unrealized gain (loss) on total investments	11,727,487	65,559,037	(37,417,769)	(18,093,456)	—

Net increase (decrease) in net assets resulting from operations	$13,113,133	$76,086,023	$(2,751,656)	$(9,433,668)	$4,382,962

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Statements of changes in net assets	| TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund		Growth & Income Fund		International Equity Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$604,701	$1,040,203	$1,212,482	$8,566,055	$4,699,898	$13,998,028
Net realized gain on total investments	2,132,178	1,985,250	5,801,299	49,018,882	79,965,128	57,029,718
Net change in unrealized appreciation on total investments	4,363,375	9,611,481	7,273,052	7,288,420	61,935,803	103,464,742

Net increase from operations	7,100,254	12,636,934	14,286,833	64,873,357	146,600,829	174,492,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(362,048)	(660,128)	(3,040,039)	(1,122,943)
Institutional Class	(775,387)	(1,107,096)	(808,931)	(7,851,563)	(11,356,591)	(10,359,425)
Retail Class	—	—	—	—	—	—
From realized gains:
Retirement Class	—	—	(8,057,539)	—	(18,153,995)	(5,791,476)
Institutional Class	(137)	—	(12,583,348)	—	(44,227,288)	(29,220,492)
Retail Class	—	—	—	—	—	—

Total distributions	(775,524)	(1,107,096)	(21,811,866)	(8,511,691)	(76,777,913)	(46,494,336)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—	20,078,099	17,923,333	130,063,946	129,565,700
Institutional Class	22,217,433	11,819,775	(32,061,066)	(535,731,372)	4,655,457	35,952,899
Retail Class	—	—	500,000	—	500,000	—

Net increase (decrease) from shareholder transactions	22,217,433	11,819,775	(11,482,967)	(517,808,039)	135,219,403	165,518,599

Net increase (decrease) in net assets	28,542,163	23,349,613	(19,008,000)	(461,446,373)	205,042,319	293,516,751

NET ASSETS
Beginning of period	115,925,388	92,575,775	199,930,331	661,376,704	899,876,520	606,359,769

End of period	$144,467,551	$115,925,388	$180,922,331	$199,930,331	$1,104,918,839	$899,876,520

Undistributed net investment income included in net assets	$410,840	$581,526	$363,360	$321,857	$2,669,505	$12,366,237

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Statements of changes in net assets	| TIAA CREF- Institutional Mutual Funds	continued

	Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,238,475	$8,126,702	$618,299	$153,627	$2,731,376	$4,131,226
Net realized gain on total investments	15,460,953	18,807,580	6,887,864	7,562,870	20,933,796	20,710,371
Net change in unrealized appreciation on total investments	36,690,792	20,791,519	21,523,269	25,864,871	15,057,470	31,108,085

Net increase from operations	57,390,220	47,725,801	29,029,432	33,581,368	38,722,642	55,949,682

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(2,824,654)	(1,097,233)	(45,233)	(11,097)	(3,362,979)	(1,286,451)
Institutional Class	(3,407,805)	(609,115)	(23,072)	(4,045)	(337,653)	(131,368)
Retail Class	(3,457,937)	(2,564,264)	(27,162)	(10,976)	(1,264,477)	(574,234)
From realized gains:
Retirement Class	(5,512,631)	(6,828,007)	(4,025,745)	(3,711,805)	(14,009,758)	(5,210,126)
Institutional Class	(7,695,253)	(2,612,883)	(564,834)	(200,800)	(1,295,340)	(339,829)
Retail Class	(5,853,266)	(10,253,950)	(1,769,595)	(2,178,840)	(5,164,414)	(2,013,759)

Total distributions	(28,751,546)	(23,965,452)	(6,455,641)	(6,117,563)	(25,434,621)	(9,555,767)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	21,628,428	82,899,732	53,007,840	41,272,308	26,355,686	143,264,165
Institutional Class	31,134,836	178,632,510	2,100,011	14,792,202	1,620,920	14,397,497
Retail Class	11,164,661	23,261,354	12,539,744	4,911,674	21,512,268	42,764,509

Net increase from shareholder transactions	63,927,925	284,793,596	67,647,595	60,976,184	49,488,874	200,426,171

Net increase in net assets	92,566,599	308,553,945	90,221,386	88,439,989	62,776,895	246,820,086

NET ASSETS
Beginning of period	546,323,128	237,769,183	215,232,368	126,792,379	387,836,209	141,016,123

End of period	$638,889,727	$546,323,128	$305,453,754	$215,232,368	$450,613,104	$387,836,209

Undistributed net investment income included in net assets	$1,930,414	$6,382,335	$553,005	$30,173	$993,815	$3,227,548

212 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 213

Statements of changes in net assets	| TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,296,546	$2,758,231	$3,051,702	$3,122,742	$6,080,276	$7,393,161
Net realized gain on total investments	25,358,426	29,255,482	236,084	3,057,515	585,381	10,420,084
Net change in unrealized appreciation on total investments	29,007,301	10,982,680	28,302,141	19,586,877	28,069,569	22,679,507

Net increase from operations	55,662,273	42,996,393	31,589,927	25,767,134	34,735,226	40,492,752

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,198,733)	(953,805)	(291,428)	(111,688)	(16,402)	(4,831)
Institutional Class	(808,039)	(427,052)	(3,857,286)	(495,578)	(9,140,901)	(3,214,060)
Retail Class	(559,437)	(548,919)	—	—	—	—
From realized gains:
Retirement Class	(14,944,948)	(6,744,075)	(165,854)	(333,292)	(45,355)	(7,977)
Institutional Class	(10,097,939)	(2,485,359)	(2,971,126)	(618,001)	(10,016,735)	(4,612,657)
Retail Class	(6,166,048)	(3,005,164)	—	—	—	—

Total distributions	(33,775,144)	(14,164,374)	(7,285,694)	(1,558,559)	(19,219,393)	(7,839,525)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	41,531,932	40,939,664	8,323,902	2,360,980	5,263,148	537,108
Institutional Class	(895,183)	61,943,848	76,764,002	406,387,002	75,065,578	258,518,781
Retail Class	8,995,216	2,937,113	—	—	—	—

Net increase from shareholder transactions	49,631,965	105,820,625	85,087,904	408,747,982	80,328,726	259,055,889

Net increase in net assets	71,519,094	134,652,644	109,392,137	432,956,557	95,844,559	291,709,116

NET ASSETS
Beginning of period	358,464,222	223,811,578	487,162,298	54,205,741	434,160,845	142,451,729

End of period	$429,983,316	$358,464,222	$596,554,435	$487,162,298	$530,005,404	$434,160,845

Undistributed net investment income included in net assets	$321,290	$1,590,953	$1,679,741	$2,776,753	$3,128,347	$6,205,374

214 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 215

Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund		S&P 500 Index Fund		Mid-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,499,252	$13,393,093	$6,408,790	$7,863,922	$151,266	$148,358
Net realized gain on total investments	2,987,113	68,506,940	196,816	828,003	313,823	2,130,293
Net change in unrealized appreciation on total investments	36,329,904	11,654,386	36,594,929	35,752,914	3,188,091	3,327,584

Net increase from operations	44,816,269	93,554,419	43,200,535	44,444,839	3,653,180	5,606,235

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(1,551,580)	(856,206)	(3,344)	(1,403)
Institutional Class	(10,348,360)	(13,454,920)	(7,482,298)	(2,807,765)	(170,938)	(119,063)
From realized gains:
Retirement Class	—	—	(223,785)	(978,521)	(158,175)	(35,368)
Institutional Class	(39,398,845)	—	(1,234,349)	(2,736,919)	(1,965,669)	(2,423,070)

Total distributions	(49,747,205)	(13,454,920)	(10,492,012)	(7,379,411)	(2,298,126)	(2,578,904)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	15,444,623	37,635,147	4,699,177	58,554
Institutional Class	59,180,955	(240,465,862)	118,508,835	328,171,707	2,646,572	2,554,146
Retail Class	500,000	—	—	—	—	—

Net increase (decrease) from shareholder transactions	60,180,955	(240,465,862)	133,953,458	365,806,854	7,345,749	2,612,700

Net increase (decrease) in net assets	55,250,019	(160,366,363)	166,661,981	402,872,282	8,700,803	5,640,031

NET ASSETS
Beginning of period	606,340,520	766,706,883	625,407,015	222,534,733	29,876,351	24,236,320

End of period	$661,590,539	$606,340,520	$792,068,996	$625,407,015	$38,577,154	$29,876,351

Undistributed net investment income included in net assets	$2,777,173	$7,626,281	$3,438,372	$6,063,460	$85,437	$108,453

216 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 217

Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund		Small-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$592,555	$918,305	$619,203	$882,212	$175,589	$354,151
Net realized gain on total investments	418,072	5,802,714	1,360,679	4,048,806	1,142,022	4,881,713
Net change in unrealized appreciation on total investments	3,793,731	2,985,120	5,869,287	8,257,146	12,132,189	6,498,713

Net increase from operations	4,804,358	9,706,139	7,849,169	13,188,164	13,449,800	11,734,577

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(13,341)	(3,940)	(63,898)	(7,358)	(3,396)	(948)
Institutional Class	(900,970)	(780,897)	(849,050)	(734,518)	(317,612)	(204,126)
From realized gains:
Retirement Class	(480,791)	(14,739)	(608,673)	(43,636)	(176,583)	(41,105)
Institutional Class	(5,327,413)	(2,467,289)	(3,638,956)	(2,657,921)	(4,656,209)	(8,156,193)

Total distributions	(6,722,515)	(3,266,865)	(5,160,577)	(3,443,433)	(5,153,800)	(8,402,372)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	7,417,437	52,517	11,423,500	5,156,933	14,496,096	1,298,837
Institutional Class	6,706,880	4,006,511	5,038,426	5,861,951	4,550,082	7,905,205

Net increase from shareholder transactions	14,124,317	4,059,028	16,461,926	11,018,884	19,046,178	9,204,042

Net increase in net assets	12,206,160	10,498,302	19,150,518	20,763,615	27,342,178	12,536,247

NET ASSETS
Beginning of period	47,708,608	37,210,306	71,033,936	50,270,321	78,261,642	65,725,395

End of period	$59,914,768	$47,708,608	$90,184,454	$71,033,936	$105,603,820	$78,261,642

Undistributed net investment income included in net assets	$287,020	$608,776	$310,889	$604,634	$87,090	$232,509

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund		Small-Cap Blend Index Fund		International Equity Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$678,216	$1,243,026	$885,129	$1,766,810	$2,640,890	$3,623,590
Net realized gain on total investments	1,062,265	7,809,401	2,135,749	16,240,188	1,670,213	1,456,121
Net change in unrealized appreciation
on total investments	8,806,249	2,072,527	22,538,858	4,752,208	33,781,725	27,065,130

Net increase from operations	10,546,730	11,124,954	25,559,736	22,759,206	38,092,828	32,144,841

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(19,221)	(4,224)	(4,320)	(3,023)	(23,441)	(10,638)
Institutional Class	(1,035,285)	(1,028,959)	(1,480,123)	(1,319,515)	(4,419,675)	(1,814,012)
From realized gains:
Retirement Class	(267,841)	(94,617)	(166,725)	(25,309)	(41,165)	(17,980)
Institutional Class	(7,304,500)	(8,271,258)	(14,634,490)	(9,275,848)	(2,332,838)	(1,051,397)

Total distributions	(8,626,847)	(9,399,058)	(16,285,658)	(10,623,695)	(6,817,119)	(2,894,027)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	6,846,753	1,683,386	7,480,864	48,526	19,150,867	296,519
Institutional Class	6,566,195	6,708,212	29,500,939	14,975,298	54,390,664	133,196,049

Net increase from shareholder transactions	13,412,948	8,391,598	36,981,803	15,023,824	73,541,531	133,492,568

Net increase in net assets	15,332,831	10,117,494	46,255,881	27,159,335	104,817,240	162,743,382

NET ASSETS
Beginning of period	73,712,246	63,594,752	156,752,671	129,593,336	239,100,330	76,356,948

End of period	$89,045,077	$73,712,246	$203,008,552	$156,752,671	$343,917,570	$239,100,330

Undistributed net investment income included in net assets	$304,083	$680,373	$443,371	$1,042,685	$1,395,477	$3,197,703

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund		Real Estate Securities Fund		Bond Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,385,646	$2,488,203	$10,526,986	$16,368,143	$34,666,113	$48,915,414
Net realized gain (loss) on total investments	1,022,605	(1,728,050)	(251,902)	63,570,292	(7,989,122)	2,174,153
Net change in unrealized appreciation (depreciation) on total investments	10,704,882	17,542,015	65,810,939	7,727,166	(29,428,647)	(17,703,106)

Net increase (decrease) from operations	13,113,133	18,302,168	76,086,023	87,665,601	(2,751,656)	33,386,461

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(603,005)	(410,302)	(2,444,826)	(4,563,855)	—	—
Institutional Class	(1,627,745)	(1,436,827)	(4,677,296)	(8,110,863)	(34,575,923)	(49,200,320)
Retail Class	—	—	(2,797,911)	(5,271,151)	—	—
From realized gains:
Retirement Class	—	(126,247)	(14,120,867)	(11,274,581)	—	—
Institutional Class	(8,897)	(387,375)	(25,450,239)	(16,888,289)	(350)	(5,118,504)
Retail Class	—	—	(16,655,851)	(13,830,527)	—	—
From return of capital	—	—	—	—	—	(1,433,689)

Total distributions	(2,239,647)	(2,360,751)	(66,146,990)	(59,939,266)	(34,576,273)	(55,752,513)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	13,227,378	17,413,087	5,473,343	75,717,652	500,000	—
Institutional Class	5,190,084	20,345,027	12,582,416	69,058,231	204,441,376	546,910,968
Retail Class	500,000	—	13,230,085	45,035,627	500,000	—

Net increase from shareholder transactions	18,917,462	37,758,114	31,285,844	189,811,510	205,441,376	546,910,968

Net increase in net assets	29,790,948	53,699,531	41,224,877	217,537,845	168,113,447	524,544,916

NET ASSETS
Beginning of period	165,346,628	111,647,097	551,405,214	333,867,369	1,455,931,031	931,386,115

End of period	$195,137,576	$165,346,628	$592,630,091	$551,405,214	$1,624,044,478	$1,455,931,031

Undistributed (distributions in excess of) net investment income included in net assets	$699,726	$1,544,830	$(1,938,600)	$(2,545,553)	$90,190	$—

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,659,788	$17,716,055	$4,382,962	$5,029,420
Net realized gain (loss) on total investments	(1,014,340)	9,657,887	—	(373)
Net change in unrealized depreciation on total investments	(17,079,116)	(6,014,111)	—	—

Net increase (decrease) from operations	(9,433,668)	21,359,831	4,382,962	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(7,319,702)	(14,841,929)	(4,382,962)	(5,029,392)
Retail Class	(1,512,949)	(2,873,776)	—	—
From realized gains:
Institutional Class	(6,830,377)	(5,913,107)	—	—
Retail Class	(1,372,582)	(763,852)	—	—

Total distributions	(17,035,610)	(24,392,664)	(4,382,962)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	500,000	—
Institutional Class	67,433,881	(53,715,287)	55,339,954	20,770,581
Retail Class	(1,369,112)	(25,180,291)	500,000	—

Net increase (decrease) from shareholder transactions	66,564,769	(78,895,578)	56,339,954	20,770,581

Net increase (decrease) in net assets	40,095,491	(81,928,411)	56,339,954	20,770,236

NET ASSETS
Beginning of period	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$436,007,943	$395,912,452	$256,884,927	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(172,513)	$350	$27	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund

	Institutional Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,

			2005	2004	2003	2002	2001

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$7.00		$6.31	$5.91	$4.82	$6.40	$12.55

Gain (loss) from investment operations:
Net investment income	0.03	(a)	0.07 (a)	0.06 (a)	0.05 (a)	0.04 (a)	0.02
Net realized and unrealized gain (loss) on total investments	0.38		0.69	0.40	1.14	(1.60)	(5.90)

Total gain (loss) from investment operations	0.41		0.76	0.46	1.19	(1.56)	(5.88)

Less distributions from:
Net investment income	(0.04)		(0.07)	(0.06)	(0.10)	(0.02)	(0.02)
Net realized gains	—		—	—	—	—	(0.25)

Total distributions	(0.04)		(0.07)	(0.06)	(0.10)	(0.02)	(0.27)

Net asset value, end of period	$7.37		$7.00	$6.31	$5.91	$4.82	$6.40

TOTAL RETURN	5.93%		12.09%	7.72%	25.10%	(24.44)%	(47.57)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$144,468		$115,925	$92,576	$94,433	$487,620	$149,981
Ratio of expenses to average net assets before expense waiver and reimbursement	0.17	%(b)(c)	0.14%	0.15%	0.18%	0.32%	0.41%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.15	%(b)(c)	0.14%	0.15%	0.14%	0.22%	0.22%
Ratio of net investment income to average net assets	0.95	%(b)	1.01%	0.93%	0.86%	0.66%	0.38%
Portfolio turnover rate	118	%(b)	119%	76%	105%	61%	34%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

						Growth & Income Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Six Months Ended March 31, 2006		For the Years Ended September 30,					For the Period Ended March 31, 2006 (d)

			2005	2004	2003 (c)			2005	2004	2003	2002	2001

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12		$8.16	$7.39	$6.14	$9.05		$8.12	$7.36	$6.14	$7.91	$11.24	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.13 (a)	0.10 (a)	0.07 (a)	0.06	(a)	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09	—
Net realized and unrealized gain (loss) on total investments	0.60		0.95	0.75	1.22	0.60		0.93	0.76	1.22	(1.78)	(3.15)	—

Total gain (loss) from investment operations	0.65		1.08	0.85	1.29	0.66		1.11	0.88	1.32	(1.69)	(3.06)	—

Less distributions from:
Net investment income	(0.05)		(0.12)	(0.08)	(0.04)	(0.07)		(0.18)	(0.12)	(0.10)	(0.08)	(0.09)	—
Net realized gains	(1.14)		—	—	—	(1.14)		—	—	—	—	(0.18)	—

Total distributions	(1.19)		(0.12)	(0.08)	(0.04)	(1.21)		(0.18)	(0.12)	(0.10)	(0.08)	(0.27)	—

Net asset value, end of period	$8.58		$9.12	$8.16	$7.39	$8.50		$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

TOTAL RETURN	7.54%		13.32%	11.47%	21.14%	7.80%		13.70%	11.89%	21.62%	(21.51)%	(27.66)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$75,338		$58,731	$35,874	$8,027	$105,084		$141,199	$625,503	$505,404	$376,529	$169,880	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50	%(b)(e)	0.46%	0.53%	0.48%	0.18	%(b)(e)	0.15%	0.14%	0.15%	0.29%	0.44%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44	%(b)(e)	0.46%	0.44%	0.47%	0.16	%(b)(e)	0.15%	0.14%	0.14%	0.22%	0.22%	0.00%
Ratio of net investment income to average net assets	1.14	%(b)	1.43%	1.17%	1.02%	1.40	%(b)	2.04%	1.46%	1.48%	1.18%	1.10%	0.00%
Portfolio turnover rate	131	%(b)	223%	77%	150%	131	%(b)	223%	77%	150%	128%	50%	131	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.02% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

						International Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Six Months Ended March 31, 2006		For the Years Ended September 30,					For the Period Ended March 31, 2006 (d)

			2005	2004	2003 (c)			2005	2004	2003	2002	2001

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41		$10.49	$8.65	$6.86	$12.17		$10.29	$8.56	$6.86	$8.08	$12.55	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.19 (a)	0.17 (a)	0.13 (a)	0.06	(a)	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10	—
Net realized and unrealized gain (loss) on total investments	1.74		2.40	1.69	1.66	1.75		2.43	1.69	1.65	(1.29)	(4.06)	—

Total gain (loss) from investment operations	1.79		2.59	1.86	1.79	1.81		2.64	1.89	1.82	(1.14)	(3.96)	—

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.02)	—	(0.22)		(0.20)	(0.16)	(0.12)	(0.08)	(0.04)	—
Net realized gains	(0.84)		(0.56)	—	—	(0.84)		(0.56)	—	—	—	(0.47)	—

Total distributions	(0.98)		(0.67)	(0.02)	—	(1.06)		(0.76)	(0.16)	(0.12)	(0.08)	(0.51)	—

Net asset value, end of period	$13.22		$12.41	$10.49	$8.65	$12.92		$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

TOTAL RETURN	15.32%		25.34%	21.45%	26.15%	15.85%		26.45%	22.17%	26.90%	(14.28)%	(32.63)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$385,760		$231,867	$77,400	$9,863	$718,659		$668,009	$528,959	$370,026	$205,899	$120,436	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.58%	0.61%	0.32	%(b)(e)	0.21%	0.20%	0.27%	0.44%	0.52%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.55%	0.54%	0.32	%(b)(e)	0.21%	0.20%	0.20%	0.29%	0.29%	0.00%
Ratio of net investment income to average net assets	0.82	%(b)	1.67%	1.63%	1.61%	1.04	%(b)	1.89%	1.98%	2.20%	1.80%	1.51%	0.00%
Portfolio turnover rate	203	%(b)	147%	151%	156%	203	%(b)	147%	151%	156%	78%	78%	203	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.03% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43		$13.41	$11.55	$9.16	$10.00	$14.41		$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.21	0.01	0.14		0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.29		1.90	2.23	2.24	(0.85)	1.28		1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	1.41		2.16	2.47	2.45	(0.84)	1.42		2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.25)		(0.16)	(0.06)	(0.06)	—	(0.21)		(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.73)		(1.14)	(0.61)	(0.06)	—	(0.69)		(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$15.11		$14.43	$13.41	$11.55	$9.16	$15.14		$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	10.06%		16.23%	21.59%	26.94%	(8.40)%	10.18%		16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$188,925		$159,064	$69,314	$9,943	$92	$260,100		$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.57	%(c)(d)	0.48%	0.51%	0.54%	0.03%	0.26	%(c)(d)	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.57	%(c)(d)	0.48%	0.48%	0.47%	0.03%	0.26	%(c)(d)	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	1.65	%(c)	1.82%	1.87%	1.89%	0.09%	1.96	%(c)	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retail Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,

			2005	2004	2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.17		$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.26		1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.38		2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.29)		(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.77)		(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.78		$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	10.03%		16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,865		$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.49	%(c)(d)	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.49	%(c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.73	%(c)	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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	Mid-Cap Growth Fund

	Retirement Class								Institutional Class

	For the Six Months Ended March 31, 2006							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,								For the Years Ended September 30,

			2005		2004	2003					2005	2004	2003

	(Unaudited)								(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97	$9.21		$10.00	$17.01		$14.30	$13.02	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		(0.00 (c)	(0.00	)(c)	0.00 (c)	0.06		0.06	0.05	0.04	0.00 (c)
Net realized and unrealized gain (loss) on total investments	1.86		3.31		1.76	3.76		(0.79)	1.88		3.33	1.76	3.77	(0.79)

Total gain (loss) from investment operations	1.90		3.32		1.76	3.76		(0.79)	1.94		3.39	1.81	3.81	(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	—	(0.00	)(c)	—	(0.02)		(0.01)	(0.03)	—	—
Net realized gains	(0.45)		(0.67)		(0.50)	(0.00	)(c)	—	(0.45)		(0.67)	(0.50)	(0.00) (c)	—

Total distributions	(0.46)		(0.67)		(0.50)	(0.00	)(c)	—	(0.47)		(0.68)	(0.53)	(0.00) (c)	—

Net asset value, end of period	$18.32		$16.88		$14.23	$12.97		$9.21	$18.48		$17.01	$14.30	$13.02	$9.21

TOTAL RETURN	11.42%		23.72%		13.48%	40.85%		(7.90)%	11.60%		24.12%	13.88%	41.37%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$199,483		$131,943		$74,600	$25,519		$92	$24,854		$20,808	$3,684	$1,887	$92
Ratio of expenses to average net assets before expense reimbursement	0.58	%(d)(e)	0.48%		0.54%	0.73%		0.03%	0.34	%(e)	0.15%	0.17%	0.39%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)(e)	0.48%		0.48%	0.47%		0.03%	0.28	%(e)	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	0.46	%(e)	0.06%		(0.01)%	(0.02)%		0.02%	0.74	%(e)	0.39%	0.32%	0.31%	0.04%
Portfolio turnover rate	144	%(e)	115%		148%	162%		19%	144	%(e)	115%	148%	162%	19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(d)	Includes 0.01% of overdraft charges included in interest expense.

(e)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005		2004		2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.89		$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	1.85		3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	1.89		3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.46)		(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$18.32		$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	11.36%		23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$81,117		$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.56	%(e)	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(e)	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.46	%(e)	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	144	%(e)	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(e)	The percentages shown for this period are annualized.

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	Mid-Cap Value Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52		$14.38	$11.95	$9.03	$10.00	$17.57		$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.21	0.18	0.01	0.14		0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.49		3.60	2.73	2.80	(0.98)	1.49		3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	1.60		3.85	2.94	2.98	(0.97)	1.63		3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.21)		(0.14)	(0.06)	(0.06)	—	(0.23)		(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.09)		(0.71)	(0.51)	(0.06)	—	(1.11)		(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$18.03		$17.52	$14.38	$11.95	$9.03	$18.09		$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	9.50%		27.20%	24.82%	33.27%	(9.70)%	9.65%		27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$301,613		$266,360	$92,268	$15,669	$90	$28,363		$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.56	%(c)(d)	0.48%	0.52%	0.65%	0.03%	0.33	%(c)	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(c)(d)	0.48%	0.48%	0.47%	0.03%	0.29	%(c)	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	1.31	%(c)	1.50%	1.54%	1.52%	0.12%	1.58	%(c)	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004	2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.36		$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.48		3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	1.59		3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.22)		(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.10)		(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.85		$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	9.50%		27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$120,637		$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.55	%(c)(d)	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.30	%(c)	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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	Small-Cap Equity Fund

	Retirement Class							Institutional Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004		2003				2005	2004		2003

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71		$14.20	$12.62		$9.27	$10.00	$15.84		$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.04		0.12	0.09		0.11	0.01	0.07		0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.17		2.19	2.46		3.28	(0.74)	2.18		2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.31	2.55		3.39	(0.73)	2.25		2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.11)		(0.10)	(0.04)		(0.04)	—	(0.11)		(0.12)	(0.08)		(0.02)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.44)		(0.80)	(0.97)		(0.04)	—	(1.44)		(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$16.48		$15.71	$14.20	(c)	$12.62	$9.27	$16.65		$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	15.14%		16.35%	20.53	%(c)	36.65%	(7.30)%	15.27%		16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,921		$170,413	$116,445		$29,036	$93	$122,488		$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.59	%(d)	0.48%	0.54%		0.95%	0.03%	0.30	%(d)(e)	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)	0.48%	0.48%		0.47%	0.03%	0.29	%(d)(e)	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets	0.56	%(d)	0.78%	0.68%		0.89%	0.15%	0.86	%(d)	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004		2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65		$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.16		2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.12)		(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.45)		(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$16.41		$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	15.24%		16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$84,575		$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.48	%(d)(e)	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.44	%(d)(e)	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.71	%(d)	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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	Large-Cap Growth Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47		$10.56	$11.60	$9.29	$10.00	$11.33		$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.12	0.05	0.07	0.01	0.07		0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.62		1.04	0.82	2.27	(0.72)	0.62		1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.67		1.16	0.87	2.34	(0.71)	0.69		1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)		(0.06)	(0.06)	(0.03)	—	(0.09)		(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)		(0.19)	(1.85)	—	—	(0.07)		(0.19)	(1.85)	—	—

Total distributions	(0.19)		(0.25)	(1.91)	(0.03)	—	(0.16)		(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.95		$11.47	$10.56	$11.60	$9.29	$11.86		$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.89%		11.04%	7.03%	25.21%	(7.10)%	6.12%		11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,931		$22,402	$18,405	$200	$93	$564,623		$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.39	%(c)	0.43%	0.52%	0.46%	0.03%	0.08	%(c)	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.39	%(c)	0.43%	0.42%	0.41%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.85	%(c)	1.04%	0.46%	0.68%	0.10%	1.16	%(c)	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	28	%(c)	61%	19%	19%	0%	28	%(c)	61%	19%	19%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52		$13.07	$11.38	$9.26	$10.00	$14.50		$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16		0.29	0.25	0.23	0.01	0.18		0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	0.84		1.79	1.98	1.96	(0.75)	0.84		1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	1.00		2.08	2.23	2.19	(0.74)	1.02		2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.12)		(0.24)	(0.21)	(0.07)	—	(0.29)		(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)		(0.39)	(0.33)	—	—	(0.32)		(0.39)	(0.33)	—	—

Total distributions	(0.44)		(0.63)	(0.54)	(0.07)	—	(0.61)		(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$15.08		$14.52	$13.07	$11.38	$9.26	$14.91		$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	6.97%		16.18%	19.82%	23.77%	(7.40)%	7.21%		16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,206		$778	$200	$161	$93	$523,800		$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.86	%(c)	0.44%	0.97%	0.48%	0.03%	0.08	%(c)	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.11	%(c)	2.07%	1.99%	2.17%	0.12%	2.55	%(c)	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	33	%(c)	65%	44%	63%	0%	33	%(c)	65%	44%	63%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Retirement Class		Institutional Class							Retail Class

	For the Period Ended March 31, 2006 (b)		For the Six Months Ended March 31, 2006							For the Period Ended March 31, 2006 (b)
					For the Years Ended September 30,

					2005	2004	2003	2002	2001

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97		$8.85	$8.07	$6.48	$8.06	$11.37	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.09	(a)	0.18 (a)	0.15 (a)	0.13 (a)	0.11 (a)	0.09	—
Net realized and unrealized gain (loss) on total investments	—		0.62		1.09	0.99	1.53	(1.63)	(3.20)	—

Total gain (loss) from investment operations	—		0.71		1.27	1.14	1.66	(1.52)	(3.11)	—

Less distributions from:
Net investment income	—		(0.17)		(0.15)	(0.29)	(0.05)	(0.06)	(0.10)	—
Net realized gains	—		(0.66)		—	(0.07)	(0.02)	—	(0.10)	—

Total distributions	—		(0.83)		(0.15)	(0.36)	(0.07)	(0.06)	(0.20)	—

Net asset value, end of period	$10.00		$9.85		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

TOTAL RETURN	0.00%		7.46%		14.40%	14.17%	25.79%	(19.04)%	(27.71)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$660,591		$606,341	$766,707	$1,355,731	$419,771	$101,247	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.09%	0.27%	0.51%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.08%	0.17%	0.17%	0.00%
Ratio of net investment income to average net assets	0.00%		1.78	%(c)	1.94%	1.67%	1.71%	1.41%	1.19%	0.00%
Portfolio turnover rate	24	%(c)	24	%(c)	24%	26%	5%	14%	7%	24	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Six Months Ended March 31, 2006		For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08		$12.95	$11.48	$9.32	$10.00	$14.08		$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.22	0.17	0.14	0.01	0.13		0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	0.76		1.29	1.36	2.07	(0.69)	0.75		1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	0.87		1.51	1.53	2.21	(0.68)	0.88		1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)		(0.18)	(0.06)	(0.05)	—	(0.18)		(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)		(0.20)	—	—	—	(0.03)		(0.20)	—	—	—

Total distributions	(0.24)		(0.38)	(0.06)	(0.05)	—	(0.21)		(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$14.71		$14.08	$12.95	$11.48	$9.32	$14.75		$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	6.21%		11.69%	13.29%	23.77%	(6.80)%	6.30%		12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,731		$98,508	$54,914	$12,860	$93	$673,338		$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.41	%(c)	0.44%	0.48%	0.51%	0.03%	0.08	%(c)	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.43%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.55	%(c)	1.65%	1.31%	1.27%	0.11%	1.88	%(c)	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	26	%(c)	38%	21%	20%	0%	26	%(c)	38%	21%	20%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class							Institutional Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,					For the Six Months Ended March 31, 2006		For the Years Ended September 30,

			2005	2004	2003					2005	2004	2003

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29		$12.83	$12.91	$9.35		$10.00	$14.36		$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.03	0.01	0.01		0.01	0.07		0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	1.48		2.79	1.68	3.55		(0.66)	1.48		2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	1.53		2.82	1.69	3.56		(0.65)	1.55		2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.01)	(0.00	)(c)	—	(0.08)		(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)		(1.31)	(1.76)	(0.00	)(c)	—	(0.95)		(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(0.97)		(1.36)	(1.77)	(0.00	)(c)	—	(1.03)		(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.85		$14.29	$12.83	$12.91		$9.35	$14.88		$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	11.08%		22.86%	13.15%	38.14%		(6.50)%	11.22%		23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,272		$445	$344	$303		$94	$33,305		$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	1.01	%(d)	0.45%	0.73%	0.48%		0.03%	0.18	%(d)(e)	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(d)	0.45%	0.44%	0.41%		0.03%	0.09	%(d)(e)	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.65	%(d)	0.19%	0.10%	0.06%		0.05%	0.92	%(d)	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	56	%(d)	42%	32%	35%		0%	56	%(d)	42%	32%	35%		0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized. (c) Amount represents less than $0.01 per share.

(c)	Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52		$14.20	$11.80	$9.30	$10.00	$16.55		$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15		0.28	0.24	0.21	0.01	0.18		0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.18		3.25	2.65	2.36	(0.71)	1.17		3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.33		3.53	2.89	2.57	(0.70)	1.35		3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)		(0.26)	(0.20)	(0.07)	—	(0.31)		(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)		(0.95)	(0.29)	—	—	(1.84)		(0.95)	(0.29)	—	—

Total distributions	(1.89)		(1.21)	(0.49)	(0.07)	—	(2.15)		(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$15.96		$16.52	$14.20	$11.80	$9.30	$15.75		$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	8.77%		25.80%	24.92%	27.78%	(7.00)%	8.98%		26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$7,683		$289	$200	$308	$93	$52,232		$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.80	%(c)	0.44%	1.00%	0.48%	0.03%	0.15	%(c)	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.93	%(c)	1.81%	1.81%	2.04%	0.12%	2.27	%(c)	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	50	%(c)	43%	23%	24%	0%	50	%(c)	43%	23%	24%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Six Months Ended March 31, 2006
			For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90		$14.35	$12.33	$9.38	$10.00	$16.85		$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.18	0.16	0.13	0.01	0.14		0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.49		3.27	2.28	2.86	(0.63)	1.48		3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.60		3.45	2.44	2.99	(0.62)	1.62		3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)		(0.13)	(0.08)	(0.04)	—	(0.22)		(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)		(0.77)	(0.34)	—	—	(0.92)		(0.77)	(0.34)	—	—

Total distributions	(1.02)		(0.90)	(0.42)	(0.04)	—	(1.14)		(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.48		$16.90	$14.35	$12.33	$9.38	$17.33		$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.85%		24.62%	19.94%	32.02%	(6.20)%	10.04%		25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$18,393		$6,338	$563	$254	$94	$71,792		$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59	%(c)	0.44%	0.66%	0.53%	0.03%	0.17	%(c)(d)	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.41%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.30	%(c)	1.15%	1.13%	1.19%	0.09%	1.62	%(c)	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	66	%(c)	40%	19%	35%	0%	66	%(c)	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31		$14.54	$13.13	$9.32	$10.00	$14.56		$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.01		0.03	0.01	0.04	0.01	0.03		0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	2.44		2.52	2.17	3.79	(0.69)	2.19		2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	2.45		2.55	2.18	3.83	(0.68)	2.22		2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)		(0.04)	(0.03)	(0.02)	—	(0.06)		(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)		(1.74)	(0.74)	—	—	(0.88)		(1.74)	(0.74)	—	—

Total distributions	(0.90)		(1.78)	(0.77)	(0.02)	—	(0.94)		(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$16.86		$15.31	$14.54	$13.13	$9.32	$15.84		$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	16.72%		17.67%	16.86%	41.11%	(6.80)%	16.06%		17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,115		$1,652	$279	$177	$93	$88,489		$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.63	%(c)	0.45%	0.67%	0.48%	0.03%	0.13	%(c)(d)	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.45%	0.44%	0.40%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.17	%(c)	0.18%	0.04%	0.32%	0.09%	0.43	%(c)	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	69	%(c)	70%	45%	52%	0%	69	%(c)	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45		$14.00	$12.11	$9.30	$10.00	$14.36		$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.20	0.18	0.17	0.02	0.12		0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.72		2.17	2.80	2.70	(0.72)	1.71		2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.84		2.37	2.98	2.87	(0.70)	1.83		2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)		(0.08)	(0.17)	(0.06)	—	(0.21)		(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)		(1.84)	(0.92)	—	—	(1.49)		(1.84)	(0.92)	—	—

Total distributions	(1.60)		(1.92)	(1.09)	(0.06)	—	(1.70)		(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.69		$14.45	$14.00	$12.11	$9.30	$14.49		$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	14.05%		17.39%	25.18%	31.04%	(7.00)%	14.19%		17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,115		$1,933	$237	$135	$93	$79,930		$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.83	%(c)	0.44%	0.91%	0.50%	0.03%	0.12	%(c)(d)	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.65	%(c)	1.42%	1.32%	1.63%	0.20%	1.78	%(c)	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	47	%(c)	60%	42%	56%	0%	47	%(c)	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Six Months Ended March 31, 2006		For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65		$14.32	$12.59	$9.31	$10.00	$15.68		$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.13	0.10	0.11	0.01	0.08		0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.10		2.33	2.19	3.21	(0.70)	2.11		2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	2.17		2.46	2.29	3.32	(0.69)	2.19		2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)		(0.12)	(0.07)	(0.04)	—	(0.14)		(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)		(1.01)	(0.49)	—	—	(1.43)		(1.01)	(0.49)	—	—

Total distributions	(1.47)		(1.13)	(0.56)	(0.04)	—	(1.57)		(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$16.35		$15.65	$14.32	$12.59	$9.31	$16.30		$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	15.00%		17.43%	18.26%	35.76%	(6.90)%	15.17%		17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,216		$409	$330	$157	$93	$194,793		$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.88	%(c)	0.44%	0.77%	0.52%	0.03%	0.11	%(c)	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88	%(c)	0.86%	0.71%	0.98%	0.15%	1.04	%(c)	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	45	%(c)	63%	24%	52%	0%	45	%(c)	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76		$13.67	$11.51	$9.21	$10.00	$16.64		$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22		0.27	0.27	0.20	0.02	0.16		0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss)on total investments	2.02		3.12	2.20	2.14	(0.81)	2.07		3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	2.24		3.39	2.47	2.34	(0.79)	2.23		3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)		(0.11)	(0.26)	(0.04)	—	(0.27)		(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.14)		(0.19)	(0.05)	—	—	(0.14)		(0.19)	(0.05)	—	—

Total distributions	(0.22)		(0.30)	(0.31)	(0.04)	—	(0.41)		(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$18.78		$16.76	$13.67	$11.51	$9.21	$18.46		$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	13.52%		25.04%	21.68%	25.44%	(7.90)%	13.66%		25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,549		$1,247	$789	$116	$92	$322,369		$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.62	%(c)	0.50%	0.50%	0.65%	0.03%	0.16	%(c)(d)	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.47	%(c)	0.50%	0.50%	0.47%	0.03%	0.16	%(c)(d)	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.45	%(c)	1.78%	2.02%	1.94%	0.22%	1.87	%(c)	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	35	%(c)	32%	7%	9%	0%	35	%(c)	32%	7%	9%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,					March 31,							March 31,
	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23		$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$11.16	$10.00

Gain (loss) from investment operations:
Net investment income	0.07	(a)	0.14 (a)	0.10 (a)	0.09 (a)	0.09	(a)	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10	—
Net realized and unrealized gain (loss)on total investments	0.68		1.17	1.00	1.54	0.67		1.16	0.99	1.52	(1.64)	(2.94)	—

Total gain (loss) from investment operations	0.75		1.31	1.10	1.63	0.76		1.34	1.13	1.64	(1.53)	(2.84)	—

Less distributions from:
Net investment income	(0.11)		(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	(0.11)	—
Net realized gains	—		(0.04)	—	—	—		(0.04)	—	—	—	(0.18)	—

Total distributions	(0.11)		(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	(0.29)	—

Net asset value, end of period	$10.87		$10.23	$9.08	$8.01	$10.75		$10.13	$8.96	$7.96	$6.41	$8.03	$10.00

TOTAL RETURN	7.38%		14.41%	13.78%	25.42%	7.56%		15.03%	14.23%	25.89%	(19.34)%	(25.99)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$67,663		$50,855	$28,870	$8,936	$126,975		$114,491	$82,778	$50,790	$36,180	$26,460	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48	%(e)	0.44%	0.52%	0.48%	0.13	%(e)	0.10%	0.10%	0.13%	0.81%	0.97%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44	%(e)	0.44%	0.44%	0.43%	0.13	%(e)	0.10%	0.08%	0.08%	0.18%	0.18%	0.00%
Ratio of net investment income to average net assets	1.32	%(e)	1.46%	1.15%	1.16%	1.66	%(e)	1.87%	1.54%	1.65%	1.34%	1.12%	0.00%
Portfolio turnover rate	8	%(e)	17%	7%	28%	8	%(e)	17%	7%	28%	22%	5%	8	%(e)

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class						Institutional Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66		$13.62	$12.40	$9.72	$10.00	$14.46		$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.27		0.48	0.50	0.57	0.05	0.28		0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	1.72		2.53	2.49	2.39	(0.31)	1.69		2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	1.99		3.01	2.99	2.96	(0.26)	1.97		2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.26)		(0.51)	(0.43)	(0.27)	(0.02)	(0.28)		(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—	(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.84)		(1.97)	(1.77)	(0.28)	(0.02)	(1.86)		(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.81		$14.66	$13.62	$12.40	$9.72	$14.57		$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	14.92%		22.86%	25.81%	30.92%	(2.58)%	15.10%		22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$157,976		$150,382	$69,980	$14,207	$97	$258,331		$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.59	%(c)	0.48%	0.50%	0.51%	0.03%	0.28	%(c)	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(c)	0.48%	0.47%	0.48%	0.03%	0.28	%(c)	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	3.77	%(c)	3.36%	3.88%	4.81%	0.51%	4.04	%(c)	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%	202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35		$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26		0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	1.67		2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.93		2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.25)		(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.83)		(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.45		$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	14.87%		22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$176,323		$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.54	%(c)	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.54	%(c)	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	3.80	%(c)	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class							Retail Class

	For the Period Ended		For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,		March 31,							March 31,
	2006 (b)		2006		2005	2004	2003	2002	2001	2006 (b)

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10		$10.29	$10.81	$10.72	$10.58	$10.04	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.23	(a)	0.42 (a)	0.41 (a)	0.44 (a)	0.52 (a)	0.61	—
Net realized and unrealized gain (loss) on total investments	—		(0.25)		(0.14)	(0.06)	0.17	0.33	0.67	—

Total gain (loss) from investment operations	—		(0.02)		0.28	0.35	0.61	0.85	1.28	—

Less distributions from:
Net investment income	—		(0.22)		(0.42)	(0.42)	(0.44)	(0.52)	(0.61)	—
Net realized gains	—		—		(0.04)	(0.45)	(0.08)	(0.19)	(0.13)	—
Return of capital	—		—		(0.01)	—	—	—	—	—

Total distributions	—		(0.22)		(0.47)	(0.87)	(0.52)	(0.71)	(0.74)	—

Net asset value, end of period	$10.00		$9.86		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

TOTAL RETURN	0.00%		(0.16)%		2.86%	3.46%	5.84%	8.52%	13.21%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$1,623,044		$1,455,931	$931,386	$1,429,288	$1,170,560	$304,541	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.24%	0.30%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.19%	0.19%	0.00%
Ratio of net investment income to average net assets	0.00%		4.53	%(c)	4.10%	3.94%	4.08%	5.16%	5.99%	0.00%
Portfolio turnover rate	190	%(c)	190	%(c)	274%	90%	169%	181%	267%	190	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class						Retail Class

	For the Period Ended		For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,		March 31,					to September 30,	March 31,					to September 30,
	2006 (c)		2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)		(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69		$10.75	$10.51	$10.12	$10.00	$10.54		$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	—		0.22		0.43	0.45	0.37	0.02	0.21		0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	—		(0.44)		0.12	0.30	0.31	0.12	(0.44)		0.11	0.24	0.26	0.12

Total gain (loss) from investment operations			(0.22)		0.55	0.75	0.68	0.14	(0.23)		0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	—		(0.22)		(0.46)	(0.42)	(0.29)	(0.02)	(0.23)		(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)		(0.15)	(0.09)	—	—	(0.21)		(0.15)	(0.09)	—	—

Total distributions	—		(0.43)		(0.61)	(0.51)	(0.29)	(0.02)	(0.44)		(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.00		$10.04		$10.69	$10.75	$10.51	$10.12	$9.87		$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	0.00%		(2.16)%		5.19%	7.36%	6.82%	1.37%	(2.33)%		5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$371,040		$325,636	$382,305	$223,138	$101	$64,468		$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.00%		0.20	%(d)	0.14%	0.15%	0.15%	0.01%	0.41	%(d)(e)	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.00%		0.20	%(d)	0.14%	0.14%	0.14%	0.01%	0.37	%(d)(e)	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	0.00%		4.17	%(d)	3.97%	4.27%	3.56%	0.23%	4.20	%(d)	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	99	%(d)	99	%(d)	239%	151%	210%	0%	99	%(d)	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The Retirement Class commenced operations on March 31, 2006.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class	Institutional Class							Retail Class

	For the Period Ended	For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,	March 31,							March 31,
	2006 (b)	2006		2005	2004	2003	2002	2001	2006 (b)

	(Unaudited)	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Total gain from investment operations	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Less distributions from:
Net investment income	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Total distributions	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	2.10%		2.68%	1.10%	1.27%	1.89%	5.16%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$255,885		$200,545	$179,775	$175,247	$188,394	$35,037	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%	0.12	%(c)	0.09%	0.09%	0.10%	0.28%	0.94%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%	0.11	%(c)	0.09%	0.09%	0.09%	0.16%	0.16%	0.00%
Ratio of net investment income to average net assets	0.00%	4.18	%(c)	2.65%	1.10%	1.27%	1.71%	4.91%	0.00%

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

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Notes to financial statements (unaudited)

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999. Another sixteen Funds commenced operations on September 4, 2002. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002. Finally, Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006. At this same time, new Retirement and/or Retail Share classes were launched for International Equity, Growth & Income, Social Choice Equity, Equity Index, Inflation-Linked Bond, Bond and Money Market Funds. Due to the limited operations and distribution of the new Funds and classes during the six-month period, there is only limited information on them included in this report. The remaining seven Funds labeled TIAA-CREF Lifecycle Funds commenced operations on October 4, 2004.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested seed money in each Fund and class. These Lifecycle Funds are reported under separate cover. At March 31, 2006, TIAA had seed money investment in the Funds as follows:

	Value of TIAA’s seed money investment at March 31, 2006

Fund	Retirement Class		Institutional Class	Retail Class		Total

Growth & Income	$—		$—	$500,000	*	$500,000
International Equity	—		—	500,000	*	500,000
Large-Cap Growth Index	146,382		824,381	—		970,763
Large-Cap Value Index	170,667		—	—		170,667
Equity Index	500,000	*	—	500,000	*	1,000,000
Mid-Cap Growth Index	199,465		30,356,318	—		30,555,783
Mid-Cap Value Index	203,130		46,335,727	—		46,538,857
Mid-Cap Blend Index	203,335		16,311,748	—		16,515,083
Small-Cap Growth Index	211,081		85,504,725	—		85,715,806
Small-Cap Value Index	204,247		74,642,865	—		74,847,112
Small-Cap Blend Index	201,847		20,642,613	—		20,844,460
International Equity Index	199,532		11,778,232	—		11,977,764
Social Choice Equity	—		—	500,000	*	500,000
Real Estate Securities	222,410		223,562	17,811,350		18,257,322
Bond	500,000	*	—	500,000	*	1,000,000
Inflation-Linked Bond	500,000	*	—	—		500,000
Money Market	500,000	*	—	500,000	*	1,000,000

*	Initial investment by TIAA as of March 31, 2006.

282 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

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Notes to financial statements	continued

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital,

284 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

a reduction is recorded to the cost basis of the individual REITS. Effective for the six month period ended March 31, 2006, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not

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Notes to financial statements	continued

eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the six months ended March 31, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

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Notes to financial statements	continued

In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income, Real Estate Securities, and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Fund where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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Notes to financial statements	continued

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Effective February 1, 2006, each Fund except Growth Equity Fund implemented a new investment management agreement. (Growth Equity Fund remains subject to the Fund’s original investment management agreement). Under the terms of the Investment Management Agreements, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Additionally, under the terms of a new Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets attributable to Retirement Class shares for providing transfer agency, accounting and administration services associated with offering this class on retirement platforms. The Funds’ previous service agreement was terminated as of February 1, 2006. Until that time, the Funds’ Institutional and Retail Classes were subject to a service agreement. Under the terms of a Distribution Plan, each Fund reimburses TPIS for amounts expended to distribute Retail Fund shares up to 0.25% of average daily net assets attributable to Retail Class shares. Various “other expenses” (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for their various

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Notes to financial statements	continued

other expenses. In addition, Advisors has agreed to waive its management fee down to 0.08% for the Growth & Income Fund. These waivers and reimbursements are contractual and will be in effect through September 30, 2007 with respect to actively managed Funds and April 30, 2010 with respect to index Funds. Advisors will receive the following annual percentages of each Fund’s/Classes’ average daily net assets for investment management, service, and distribution (12b-1) fees:

Fund	Investment Management Fee All Classes	Distribution Fee* (12b-1) (Retail Class Only)	Service Agreement Fee (Retirement Class Only)

Growth Equity	0.08%	—	—
Growth & Income†	0.45 ‡	—	0.25%
International Equity†	0.50	—	0.25
Large-Cap Value†	0.45	0.25%	0.25
Mid-Cap Growth†	0.48	0.25	0.25
Mid-Cap Value†	0.48	0.25	0.25
Small-Cap Equity†	0.48	0.25	0.25
Large-Cap Growth Index	0.04	—	0.25
Large-Cap Value Index	0.04	—	0.25
Equity Index	0.04	—	—
S&P 500 Index	0.04	—	0.25
Mid-Cap Growth Index	0.04	—	0.25
Mid-Cap Value Index	0.04	—	0.25
Mid-Cap Blend Index	0.04	—	0.25
Small-Cap Growth Index	0.04	—	0.25
Small-Cap Value Index	0.04	—	0.25
Small-Cap Blend Index	0.04	—	0.25
International Equity Index	0.04	—	0.25
Social Choice Equity	0.15	—	0.25
Real Estate Securities†	0.50	0.25	0.25
Bond†	0.30	—	—
Inflation-Linked Bond†	0.30	0.25	—
Money Market	0.10	—	—

*	TPIS has contractually agreed not to seek reimbursements under the Distribution (12b-1) Plan through at least September 30, 2007.

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase. Please see the prospectus for further detail on these schedules.

‡	0.08% after waiver through September 30, 2007.

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Notes to financial statements	continued

To limit the Funds’ expenses, Advisors has agreed to reimburse the Funds if their “other expenses” (in the case of the Institutional and Retirement classes) or total annual operating expenses (in the case of the Retail class) exceed the percentages listed below through September 30, 2007 for the actively-managed Funds and April 30, 2010 for the index Funds.

Fund	Retirement Class	Institutional Class	Retail Class

Growth Equity	—	0.06%	—
Growth & Income	0.30%	0.05	—
International Equity	0.30	0.10	—
Large-Cap Value	0.30	0.05	0.80%
Mid-Cap Growth	0.30	0.07	0.85
Mid-Cap Value	0.30	0.07	0.85
Small-Cap Equity	0.30	0.07	0.85
Large-Cap Growth Index	0.30	0.04	—
Large-Cap Value Index	0.30	0.04	—
Equity Index	—	0.04	—
S&P 500 Index	0.30	0.04	—
Mid-Cap Growth Index	0.30	0.04	—
Mid-Cap Value Index	0.30	0.04	—
Mid-Cap Blend Index	0.30	0.04	—
Small-Cap Growth Index	0.30	0.04	—
Small-Cap Value Index	0.30	0.04	—
Small-Cap Blend Index	0.30	0.04	—
International Equity Index	0.37	0.11	—
Social Choice Equity	0.30	0.05	—
Real Estate Securities	0.30	0.05	0.90
Bond	—	0.05	—
Inflation-Linked Bond	—	0.05	0.50
Money Market	—	0.05	—

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Notes to financial statements	continued

Note 3—investments

At March 31, 2006, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Growth Equity	$ 15,861,144	$ 3,155,231	$ 12,705,913
Growth & Income	23,116,375	1,364,755	21,751,620
International Equity	200,313,070	3,417,062	196,896,008
Large-Cap Value	77,817,054	7,769,405	70,047,649
Mid-Cap Growth	54,650,331	2,470,688	52,179,643
Mid-Cap Value	57,691,342	5,682,006	52,009,336
Small-Cap Equity	56,119,971	4,702,860	51,417,111
Large-Cap Growth Index	69,744,896	15,622,157	54,122,739
Large-Cap Value Index	82,439,024	7,686,870	74,752,154
Equity Index	199,986,315	11,083,797	188,902,518
S&P 500 Index	105,000,774	14,537,725	90,463,049
Mid-Cap Growth Index	11,465,537	467,420	10,998,117
Mid-Cap Value Index	15,222,319	620,034	14,602,285
Mid-Cap Blend Index	26,153,780	790,266	25,363,514
Small-Cap Growth Index	32,628,113	3,007,305	29,620,808
Small-Cap Value Index	23,579,949	2,862,765	20,717,184
Small-Cap Blend Index	61,557,654	6,093,302	55,464,352
International Equity Index	81,209,993	1,745,806	79,464,187
Social Choice Equity	35,516,356	5,392,944	30,123,412
Real Estate Securities	90,739,004	5,001,512	85,737,492
Bond	1,529,558	38,283,280	(36,753,722)
Inflation-Linked Bond	1,044	10,681,920	(10,680,876)

At March 31, 2006, the S&P 500 Index Fund held the following open futures contracts:

	Number of Contracts	Market Value	Expiration Date	Unrealized Gain

E-mini S&P 500 Index	40	$2,606,600	June 2006	$ 3,197

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Notes to financial statements	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the six months ended March 31, 2006, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Growth Equity	$ 96,734,443	$ —	$ 75,363,228	$ —
Growth & Income	121,471,434	—	154,389,115	—
International Equity	1,062,034,523	—	985,275,176	—
Large-Cap Value	341,979,787	—	302,085,916	—
Mid-Cap Growth	247,720,063	—	185,226,787	—
Mid-Cap Value	323,163,986	—	291,874,901	—
Small-Cap Equity	646,424,581	—	631,393,117	—
Large-Cap Growth Index	155,819,965	—	75,290,595	—
Large-Cap Value Index	146,746,947	—	79,498,866	—
Equity Index	88,281,278	—	73,667,073	—
S&P 500 Index	217,147,211	—	90,243,185	—
Mid-Cap Growth Index	14,321,733	—	9,432,224	—
Mid-Cap Value Index	21,489,619	—	13,349,188	—
Mid-Cap Blend Index	37,823,445	—	26,010,571	—
Small-Cap Growth Index	44,706,297	—	30,083,066	—
Small-Cap Value Index	23,059,391	—	18,087,291	—
Small-Cap Blend Index	60,429,209	—	39,343,023	—
International Equity Index	117,485,554	—	49,302,639	—
Social Choice Equity	24,598,230	—	6,906,271	—
Real Estate Securities	547,132,032	—	565,874,104	—
Bond	210,209,832	1,441,595,051	139,871,498	1,293,748,981
Inflation-Linked Bond	—	253,303,462	—	203,827,868

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the six months ended March 31, 2006 are reflected in the Statement of Operations.

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Notes to financial statements	continued

Note 5—shareholder transactions

	Growth Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$32,710,620	4,486,150	$111,473,200	16,998,261
Reinvestment of distributions	664,737	91,185	903,312	132,256
Exchanges	—	—	—	—
Redemptions	(11,157,924)	(1,533,854)	(100,556,737)	(15,241,574)

Net increase	$22,217,433	3,043,481	$11,819,775	1,888,943

	Growth & Income Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$20,620,100	2,364,312	$22,734,164	2,598,079
Reinvestment of distributions	8,418,972	1,012,413	660,128	74,722
Redemptions	(8,960,973)	(1,039,958)	(5,470,959)	(626,083)

Net increase	$20,078,099	2,336,767	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$5,654,331	658,482	$93,344,328	10,859,994
Reinvestment of distributions	11,943,179	1,454,507	7,110,503	811,965
Exchanges	—	—	—	—
Redemptions	(49,658,576)	(5,353,819)	(636,186,203)	(73,122,791)

Net decrease	$(32,061,066)	(3,240,830)	$(535,731,372)	(61,450,832)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

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Notes to financial statements	continued

	International Equity Fund

	For the Six Months Ended		For the Year Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$302,853,152	24,297,700	$296,937,957	26,038,903
Reinvestment of distributions	21,190,540	1,779,223	6,914,417	618,463
Redemptions	(193,979,746)	(15,571,702)	(174,286,674)	(15,360,612)

Net increase	$130,063,946	10,505,221	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$43,622,399	3,622,683	$136,433,565	12,424,470
Reinvestment of distributions	45,158,780	3,892,999	31,946,874	2,928,208
Exchanges	—	—	—	—
Redemptions	(84,125,722)	(6,790,323)	(132,427,540)	(11,862,378)

Net increase	$4,655,457	725,359	$35,952,899	3,490,300

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

294 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Large-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,398,307	2,281,439	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(20,107,164)	(1,379,961)	(28,844,323)	(2,062,116)

Net increase	$21,628,428	1,483,284	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$37,244,151	2,551,771	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,908	466,404	33,102
Redemptions	(15,937,739)	(1,085,419)	(13,519,934)	(945,607)

Net increase	$31,134,836	2,151,260	$178,632,510	12,695,000

Retail Class:
Subscriptions	$9,336,571	653,284	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,402	12,711,732	915,641
Exchanges	(487,468)	(35,238)	(65,133)	11,747
Redemptions	(6,873,143)	(477,752)	(17,373,970)	(1,245,818)

Net increase	$11,164,661	795,696	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,420,395	5,260,442	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(42,482,288)	(2,427,744)	(21,683,798)	(1,400,685)

Net increase	$53,007,840	3,073,368	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$2,495,495	143,347	$15,431,427	1,005,426
Reinvestment of distributions	504,958	29,634	79,187	5,041
Redemptions	(900,442)	(51,061)	(718,412)	(44,915)

Net increase	$2,100,011	121,920	$14,792,202	965,552

Retail Class:
Subscriptions	$8,792,233	507,394	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,884	2,150,315	137,354
Exchanges	5,444,696	315,909	(1,802,230)	(131,632)
Redemptions	(3,436,554)	(199,183)	(7,175,377)	(460,075)

Net increase	$12,539,744	727,004	$4,911,674	291,802

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 295

Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$52,492,954	3,018,749	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(43,505,580)	(2,512,622)	(45,378,248)	(2,773,916)

Net increase	$26,355,686	1,526,592	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$2,547,784	147,341	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,176,134)	(124,852)	(1,880,221)	(114,607)

Net increase	$1,620,920	95,717	$14,397,497	915,421

Retail Class:
Subscriptions	$20,377,756	1,177,980	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,611	2,506,619	157,928
Exchanges	1,674,078	98,600	21,876,420	1,352,186
Redemptions	(6,629,986)	(386,777)	(8,433,887)	(517,793)

Net increase	$21,512,268	1,251,414	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,368,630	5,231,605	$92,631,208	6,139,144
Reinvestment of distributions	16,142,020	1,092,892	7,697,878	497,600
Redemptions	(55,978,719)	(3,645,763)	(59,389,422)	(3,989,673)

Net increase	$41,531,931	2,678,734	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$12,793,684	826,759	$68,311,360	4,602,201
Reinvestment of distributions	8,940,409	599,625	1,789,247	114,990
Redemptions	(22,629,276)	(1,436,901)	(8,156,759)	(532,333)

Net increase (decrease)	$(895,183)	(10,517)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$6,500,774	418,626	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,729	3,493,722	226,920
Exchanges	275,800	10,383	(3,808,935)	(260,863)
Redemptions	(4,363,127)	(284,347)	(9,084,765)	(606,149)

Net increase	$8,995,217	592,391	$2,937,113	185,761

296 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Large-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$11,464,073	983,088	$7,621,775	685,062
Reinvestment of distributions	457,282	38,720	444,980	39,484
Redemptions	(3,597,453)	(303,841)	(5,705,775)	(514,075)

Net increase	$8,323,902	717,967	$2,360,980	210,471

Institutional Class:
Seed money redemptions	$—	—	$(4,881,000)	(448,092)
Subscriptions	85,737,931	7,352,344	465,928,373	43,206,306
Reinvestment of distributions	6,475,717	553,007	753,429	67,815
Exchanges	—	—	—	—
Redemptions	(15,449,646)	(1,313,717)	(55,413,800)	(5,214,628)

Net increase	$76,764,002	6,591,634	$406,387,002	37,611,401

	Large-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$9,654,431	653,494	$611,689	43,621
Reinvestment of distributions	61,757	4,277	12,807	929
Redemptions	(4,453,040)	(299,953)	(87,388)	(6,283)

Net increase	$5,263,148	357,818	$537,108	38,267

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	76,929,539	5,325,486	327,406,904	24,010,889
Reinvestment of distributions	17,436,316	1,221,886	6,668,431	485,327
Exchanges	—	—	—	—
Redemptions	(19,300,277)	(1,304,565)	(75,556,554)	(5,516,597)

Net increase	$75,065,578	5,242,807	$258,518,781	18,979,619

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 297

Notes to financial statements	continued

	Equity Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$83,457,987	8,582,568	$261,479,146	27,731,773
Reinvestment of distributions	41,512,045	4,369,689	11,064,982	1,152,597
Exchanges	—	—	—	—
Redemptions	(65,789,077)	(6,682,433)	(513,009,990)	(54,732,933)

Net increase (decrease)	$59,180,955	6,269,824	$(240,465,862)	(25,848,563)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

	S&P 500 Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$54,989,037	3,846,001	$118,343,960	8,679,127
Reinvestment of distributions	1,774,958	123,604	1,834,726	133,241
Redemptions	(41,319,372)	(2,890,559)	(82,543,539)	(6,059,986)

Net increase	$15,444,623	1,079,046	$37,635,147	2,752,382

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	128,135,925	8,880,830	358,639,136	26,700,377
Reinvestment of distributions	8,054,074	559,699	4,499,272	327,935
Exchanges	—	—	—	—
Redemptions	(17,681,164)	(1,226,362)	(34,966,701)	(2,570,614)

Net increase	$118,508,835	8,214,167	$328,171,707	24,457,698

298 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Mid-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,222,680	568,771	$23,264	1,688
Reinvestment of distributions	160,836	11,480	36,767	2,781
Redemptions	(3,684,339)	(256,371)	(1,477)	(116)

Net increase	$4,699,177	323,880	$58,554	4,353

Institutional Class:
Seed money redemptions	$—	—	$(339,000)	(24,689)
Subscriptions	1,236,500	85,800	907,500	65,311
Reinvestment of distributions	1,973,309	140,649	2,371,673	179,129
Redemptions	(563,237)	(38,288)	(386,027)	(29,005)

Net increase	$2,646,572	188,161	$2,554,146	190,746

	Mid-Cap Value Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,755,939	546,818	$38,173	2,434
Reinvestment of distributions	494,132	32,920	18,676	1,257
Redemptions	(1,832,634)	(115,941)	(4,332)	(276)

Net increase	$7,417,437	463,797	$52,517	3,415

Institutional Class:
Seed money redemptions	$—	—	$(571,000)	(37,750)
Subscriptions	2,169,340	140,392	2,186,700	138,579
Reinvestment of distributions	5,555,221	375,353	2,974,868	200,328
Redemptions	(1,017,681)	(63,656)	(584,057)	(37,232)

Net increase	$6,706,880	452,089	$4,006,511	263,925

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 299

Notes to financial statements	continued

	Mid-Cap Blend Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$13,722,251	816,272	$5,807,644	376,944
Reinvestment of distributions	671,562	40,800	50,992	3,320
Redemptions	(2,970,313)	(179,849)	(701,703)	(44,420)

Net increase	$11,423,500	677,223	$5,156,933	335,844

Institutional Class:
Seed money redemptions	$—	—	$(2,371,000)	(156,279)
Subscriptions	9,190,388	547,707	13,929,938	891,425
Reinvestment of distributions	1,172,709	71,945	845,737	55,349
Redemptions	(5,324,671)	(316,491)	(6,542,724)	(417,419)

Net increase	$5,038,426	303,161	$5,861,951	373,076

	Small-Cap Growth Index Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,802,625	1,512,528	$13,316,812	918,606
Reinvestment of distributions	179,907	11,954	42,048	2,803
Redemptions	(9,486,436)	(617,521)	(12,060,023)	(832,749)

Net increase	$14,496,096	906,961	$1,298,837	88,660

Institutional Class:
Seed money redemptions	$—	—	$(50,000)	(3,294)
Subscriptions	366,500	24,798	325,850	23,437
Reinvestment of distributions	4,880,434	345,395	8,157,474	572,053
Redemptions	(696,852)	(46,172)	(528,119)	(38,175)

Net increase	$4,550,082	324,021	$7,905,205	554,021

300 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Small-Cap Value Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,659,737	754,387	$8,446,457	603,195
Reinvestment of distributions	282,615	21,410	94,383	6,756
Redemptions	(4,095,599)	(289,161)	(6,857,454)	(493,128)

Net increase	$6,846,753	486,636	$1,683,386	116,823

Institutional Class:
Seed money redemptions	$—	—	$(1,310,000)	(88,630)
Subscriptions	900,400	64,811	1,921,400	132,830
Reinvestment of distributions	7,786,235	598,481	8,199,307	592,008
Redemptions	(2,120,440)	(146,617)	(2,102,495)	(152,028)

Net increase	$6,566,195	516,675	$6,708,212	484,180

	Small-Cap Blend Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,076,903	644,280	$76,692	5,042
Reinvestment of distributions	171,045	11,684	28,329	1,860
Redemptions	(2,767,084)	(179,701)	(56,495)	(3,844)

Net increase	$7,480,864	476,263	$48,526	3,058

Institutional Class:
Seed money redemptions	$—	—	$(2,827,000)	(185,699)
Subscriptions	26,167,934	1,706,646	51,886,266	3,530,220
Reinvestment of distributions	13,704,516	939,953	8,812,379	578,998
Redemptions	(10,371,511)	(665,477)	(42,896,347)	(2,973,685)

Net increase	$29,500,939	1,981,122	$14,975,298	949,834

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 301

Notes to financial statements	continued

	International Equity Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$22,079,600	1,239,048	$1,786,153	113,845
Reinvestment of distributions	64,606	3,741	28,617	1,869
Redemptions	(2,993,339)	(169,492)	(1,518,251)	(99,004)

Net increase	$19,150,867	1,073,297	$296,519	16,710

Institutional Class:
Seed money redemptions	$—	—	$(4,473,000)	(299,602)
Subscriptions	69,680,234	4,045,150	199,802,707	13,156,062
Reinvestment of distributions	5,733,928	337,886	1,510,442	99,699
Exchanges	—	—	—	—
Redemptions	(21,023,498)	(1,215,162)	(63,644,100)	(4,173,995)

Net increase	$54,390,664	3,167,874	$133,196,049	8,782,164

	Social Choice Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$14,454,316	1,368,674	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,154	536,549	54,417
Redemptions	(1,829,345)	(171,612)	(3,631,991)	(373,743)

Net increase	$13,227,378	1,254,216	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$9,138,815	876,905	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,887	1,508,826	155,069
Redemptions	(5,446,598)	(516,287)	(20,854,261)	(2,258,745)

Net increase	$5,190,084	504,505	$20,345,027	2,069,079

Retail Class:
Seed money subscritions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

302 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$30,070,463	2,092,085	$106,581,493	7,283,796
Reinvestment of distributions	16,564,221	1,235,376	15,837,551	1,113,143
Redemptions	(41,161,341)	(2,915,634)	(46,701,392)	(3,277,163)

Net increase	$5,473,343	411,827	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$26,433,564	1,902,907	$89,820,222	6,566,350
Reinvestment of distributions	26,991,884	2,042,437	19,374,974	1,376,973
Exchanges	—	—	—	—
Redemptions	(40,843,032)	(2,874,271)	(40,136,965)	(2,851,371)

Net increase	$12,582,416	1,071,073	$69,058,231	5,091,952

Retail Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	12,368,125	890,584	46,901,297	3,336,614
Reinvestment of distributions	18,556,806	1,417,064	18,487,699	1,326,977
Exchanges	(7,420,496)	(537,162)	4,007,325	222,501
Redemptions	(10,274,350)	(737,322)	(24,360,694)	(1,772,878)

Net increase	$13,230,085	1,033,164	$45,035,627	3,113,214

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 303

Notes to financial statements	continued

	Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$298,510,628	29,851,802	$817,869,953	80,562,217
Reinvestment of distributions	31,321,239	3,138,677	48,706,223	4,779,292
Exchanges	—	—	—	—
Redemptions	(125,390,491)	(12,553,703)	(319,665,208)	(31,652,937)

Net increase	$204,441,376	20,436,776	$546,910,968	53,688,572

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

304 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	88,007,875	8,492,859	196,483,038	18,283,001
Reinvestment of distributions	12,398,353	1,209,595	18,491,867	1,724,781
Exchanges	—	—	—	—
Redemptions	(32,972,347)	(3,189,873)	(268,690,192)	(25,118,571)

Net increase (decrease)	$67,433,881	6,512,581	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$5,394,549	525,789	$21,238,924	1,997,282
Reinvestment of distributions	2,718,186	269,394	3,454,093	326,857
Exchanges	(4,306,407)	(427,060)	6,038,646	561,845
Redemptions	(5,175,440)	(506,177)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(1,369,112)	(138,054)	$(25,180,291)	(2,317,107)

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 305

Notes to financial statements	continued

	Money Market Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

Institutional Class:
Subscriptions	$85,468,979	85,568,811	$70,575,014	70,575,014
Reinvestment of distributions	4,299,734	4,299,734	5,012,861	5,012,861
Exchanges	—	—	—	—
Redemptions	(34,428,758)	(34,527,551)	(54,817,294)	(54,817,294)

Net increase	$55,339,955	55,340,994	$20,770,581	20,770,581

Retail Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

306 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2005 was as follows:

	2005

Fund	Ordinary Income	Long-term Capital Gain	Total

Growth Equity	$1,107,096	$—	$1,107,096
Growth & Income	8,511,691	—	8,511,691
International Equity	45,237,174	1,257,162	46,494,336
Large-Cap Value	16,526,971	7,438,481	23,965,452
Mid-Cap Growth	1,592,229	4,525,334	6,117,563
Mid-Cap Value	7,120,760	2,435,007	9,555,767
Small-Cap Equity	6,299,276	7,865,098	14,164,374
Large-Cap Growth Index	647,747	910,812	1,558,559
Large-Cap Value Index	3,548,096	4,291,429	7,839,525
Equity Index	13,454,920	—	13,454,920
S&P 500 Index	3,663,971	3,715,440	7,379,411
Mid-Cap Growth Index	476,761	2,102,143	2,578,904
Mid-Cap Value Index	1,414,450	1,852,415	3,266,865
Mid-Cap Blend Index	1,317,503	2,125,930	3,443,433
Small-Cap Growth Index	2,368,972	6,033,400	8,402,372
Small-Cap Value Index	3,715,546	5,683,512	9,399,058
Small-Cap Blend Index	3,865,895	6,757,800	10,623,695
International Equity Index	2,009,411	884,616	2,894,027
Social Choice Equity	1,917,277	443,474	2,360,751
Real Estate Securities	54,431,934	5,507,332	59,939,266
Bond	51,844,113	2,474,711	55,752,513	*
Inflation-Linked Bond	20,198,689	4,193,975	24,392,664
Money Market	5,029,393	—	5,029,393

* Total distributions for Bond Fund include return of capital distributions of $1,433,689.

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

Note 7—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the period ended March 31, 2006 there were no borrowings under this credit facility by the Funds.

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 307

Notes to financial statements	concluded

The Bond Fund participates in a letter of credit agreement in the amount of $1.5 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the period ended March 31, 2006, there were no drawdowns under this agreement.

308 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

2006 special meeting | TIAA-CREF Institutional Mutual Funds (unaudited)

Investment management agreement

At a special meeting of shareholders on January 25, 2006, shareholders approved a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

International Equity	39,297,262.69	83.38	7,128,098.05	15.12	708,888.67	1.50

Large-Cap Value	21,889,712.45	91.27	1,910,770.05	7.97	181,674.94	0.76

Small-Cap Equity	10,981,258.63	86.41	1,352,373.43	10.64	374,737.84	2.95

Social Choice Equity	9,082,904.22	83.88	1,679,980.61	15.51	66,316.12	0.61

Real Estate Securities	16,994,610.32	82.16	3,157,439.06	15.27	531,639.12	2.57

Bond	100,602,269.01	89.78	10,048,123.72	8.97	1,404,258.72	1.25

Inflation-Linked Bond	21,931,402.44	82.48	4,513,644.06	16.97	146,310.32	0.55

Money Market	153,832,835.41	89.81	17,458,874.77	10.19	0.00	0.00

2006 Semiannual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 309

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS
800 842-2755

8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10844
C35747	5/06

PERFORMANCE OVERVIEW AS OF MARCH 31, 2006

		Average annual compound rates of total return

Retirement Class	Inception date	1 year	Since inception

EQUITIES
Growth & Income Fund	10/1/2002	13.60%	15.29%
International Equity Fund	10/1/2002	26.54	25.49
Large-Cap Value Fund	10/1/2002	14.34	21.45
Mid-Cap Growth Fund	10/1/2002	21.34	25.33
Mid-Cap Value Fund	10/1/2002	19.01	27.12
Small-Cap Equity Fund	10/1/2002	24.31	25.36
Large-Cap Growth Index Fund	10/1/2002	12.67	13.87
Large-Cap Value Index Fund	10/1/2002	12.72	19.08
S&P 500 Index Fund	10/1/2002	11.26	15.64
Mid-Cap Growth Index Fund	10/1/2002	22.11	24.16
Mid-Cap Value Index Fund	10/1/2002	19.87	25.00
Mid-Cap Blend Index Fund	10/1/2002	21.02	24.73
Small-Cap Growth Index Fund	10/1/2002	28.46	26.30
Small-Cap Value Index Fund	10/1/2002	23.26	25.19
Small-Cap Blend Index Fund	10/1/2002	25.42	24.73
International Equity Index Fund	10/1/2002	23.87	24.71
Social Choice Equity Fund	10/1/2002	15.02	17.39
Real Estate Securities Fund	10/1/2002	29.40	27.26

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

Understanding your report from TIAA-CREF Institutional Mutual Funds

This report contains information about the holdings and investment performance of the Retirement Class of TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2006.

The report contains six main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•	The letter from Scott Evans, the funds’ executive vice president and head of Asset Management, describes how TIAA-CREF Institutional Mutual Funds are evolving to serve you better.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the six-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group. This section also provides information about risks and expenses.

•	The summary portfolios of investments list the industries or types of securities in which each fund had investments as of March 31, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

2 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Keeping pace with your evolving needs

Scott C. Evans
Executive Vice President

I am pleased to provide you with the 2006 Semiannual Report for the Retirement Class of the TIAA-CREF Institutional Mutual Funds.

          In response to your expressed desire for more fund choices to help meet the challenges of investing today, we introduced six new funds on March 31, 2006. Complete information about each of them is available on our website.

          We are also increasing the size of our analyst team by 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing you with expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

          As I focus my attention on leading Asset Management at TIAA-CREF Institutional Mutual Funds, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings nearly two decades of experience at TIAA-CREF to his new position.

          As the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, Ed is charged with building on our heritage of helping provide financial security through disciplined, low-priced investment management.

          Ed and I will work with the Asset Management staff with one clear objective: to maximize the ending balance in your accounts, while remaining conscious of risk. That is what our customers in the academic, medical, cultural and research fields have come to expect from TIAA-CREF, and TIAA-CREF Institutional Mutual Funds is dedicated to these same principles.

          Whether your investments with us are in equities or bonds, whether you use a growth strategy or a value one, you can be sure that—as your investment partner—we will work to build shareholder value. That’s what it means to provide financial services for the greater good, and we believe that’s one of the reasons why you choose to invest with us.

/s/ Scott C. Evans
Scott C. Evans
Executive Vice President

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 3

Report to investors

The following report contains the performance and financial statements for the Retirement Class of the TIAA-CREF Institutional Mutual Funds for the six-month period ended March 31, 2006. The financial statements include information about other share classes, which are not the subject of this report.

Stock prices in markets through out the world rose sharply during the first quarter of 2006, enabling both U.S. and foreign stocks to post outsized gains for the six months covered by this report. The Russell 3000® Index, which measures the broad U.S. market, gained 7.5% for the six months, while the Morgan Stanley EAFE® Index, which measures stock performance in 21 foreign nations, jumped 13.9%.

          Boosted by this broad-based advance, 10 of the 18 funds offered by the Retirement Class of TIAA-CREF Institutional Mutual Funds posted double-digit gains for the period.

The cost of doing business climbs

During the six-month period, corporate earnings continued to grow, but profit margins were threatened by higher prices for many commodities. While oil and natural gas made headlines, the cost of commodities ranging from aluminum to zinc also rose steeply.

          Credit became more expensive, too. The Federal Reserve raised short-term interest rates four times during the six months, and the 10-year Treasury note, a benchmark for much of the bond market, climbed from 4.32% to 4.85%.

          Higher credit costs were already undermining the housing market, which accounted for just 3% of the nation’s growth during the first quarter of 2006, after contributing nearly 12% of growth during 2005.

Financials and small-caps lead the rally

During the six-month period, more than one-fifth of the Russell 3000’s return came from the 12.4% advance of financial stocks, which continued to perform well despite the Fed’s rate hikes.

          Strong performance among stocks of small- and medium-sized companies also also helped returns. Small-cap stocks gained 15.2%, and were one of the few segments of the U.S. stock market that outperformed foreign equities during the period.

          U.S. bond prices fell because of the rising-yield environment, thus reducing the market value of current bond holdings. However, interest income kept bonds’ total returns from retreating too deeply into negative territory.

4 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Funds score impressive gains

During the six-month period, returns for the funds in the Retirement Class varied from 5.9% for the Large-Cap Growth Index Fund to 16.7% for the Small-Cap Growth Index Fund.

          Five of our six active equity funds, which seek to outperform their benchmark indexes through individual stock selection, beat their benchmarks during the period.

          The Social Choice Equity Fund, which screens investments based on certain social criteria, produced a return that was close to its benchmark’s. The Real Estate Securities Fund trailed its benchmark for reasons that are explained in the fund performance section of this report but delivered a return that was double the return of the Russell 3000.

          Throughout the period, each of our funds remained fully invested in order to participate in the gains achieved by its market segment. At the same time, we continued to pay close attention to expenses, delivering highly disciplined investment management along with some of the lowest expense ratios in the mutual fund industry.

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

          We keep each of our funds faithful to its objectives in order to keep your allocation strategies on track.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 5

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

6 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance can be compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 7

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some kinds of risk apply to all investments; other risks only apply to certain types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market or economic conditions. This is referred to as “market risk.” An example of a risk that applies only to bonds is “credit risk”—the possibility that a company may be unable to repay the principal of its bonds or pay interest on them.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

8 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 9

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Performance in the six months ended March 31, 2006

The Growth & Income Fund gained 7.54% for the Retirement Class, beating the 6.38% return of the fund’s benchmark, the S&P 500® Index, and the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

Large-cap stocks continue to lag

For the period, the substantial advance of the S&P 500 Index, which is composed of large-cap stocks, trailed the 7.46% return of the broad-market Russell 3000® Index, which was buoyed by double-digit gains in small- and mid-cap issues.

          For the ten-year period ended March 31, 2006, the S&P 500 had an average annual return of 8.95%, versus 9.18% for the Russell 3000.

Financial stocks lift the S&P 500

Nine of the S&P 500’s ten industry sectors recorded positive returns. Financials, which constituted more than one-fifth of the benchmark in terms of market capitalization on March 31, 2006, returned 11.7%. Industrial stocks, making up more than one-tenth of the benchmark, gained 12.4%.

          Two other large sectors, energy and consumer staples, posted much weaker returns of 1% and 2%, respectively. The worst-performing sector was utilities, which lost 6.6% but represented only a small portion of the benchmark.

Stock selections drive outperformance

The fund topped the S&P 500 due to many successful stock selections, including two French companies that were not in the benchmark: industrial giant Alstom and investment bank Lazard. Stock weightings that boosted returns included overweights in online prescription provider Express Scripts and graphics technology firm Nvidia. The fund also enhanced performance by avoiding Chevron.

          The largest detractor from performance was a position in medical-devices maker The Cooper Companies. This nonbenchmark stock did not perform as expected. Overweights in Coventry Health Care, Altria (the parent company of Philip Morris) and pharmaceutical firm Schering-Plough also reduced returns, as did the avoidance of Goldman Sachs, a stock that produced strong gains. Overall, however, contributors far outweighed detractors, enabling the fund to beat its benchmark by 1.16 percentage points.

          On March 31, 2006, foreign securities made up 8.11% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth & Income Fund | Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2006		Ticker symbol: TRGIX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	6 months	since inception[1]

Growth & Income Fund Retirement Class	13.60%	15.29%	7.54%	64.55%

Benchmark:
S&P 500 Index[2]	11.73	16.20	6.38	69.16

Peer group:
Morningstar Large Blend	12.76	15.48	6.80	65.92

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

12 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,455 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.25%, for the quarter ended June 30, 2003
Worst quarter: –3.74%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 13

Growth & Income Fund | Dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Retirement Class)—expense example
	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$ 1,000.00	$ 1,073.22		$ 2.18	†
5% annual hypothetical return	1,000.00	1,022.80	‡	2.13

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.42%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and to reimburse the fund for other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements and waivers is 0.38%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.97 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,073.43.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	93.66
Middle: $1 billion–$5 billion	5.86
Small: under $1 billion	0.48

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$75.34 million

14 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Fund | Foreign stocks
DISCUSSION

Performance in the six months ended March 31, 2006

The International Equity Fund returned 15.32% for the Retirement Class, topping both the 13.86% return of the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 14.54% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks keep leading

As of December 31, 2005, foreign stocks had outperformed domestic issues for four consecutive calendar years. Foreign issues continued their superior performance during the first quarter of 2006, and for the six-month period the EAFE’s gains far exceeded the 7.46% return of the Russell 3000® Index, which measures the broad U.S. market. However, for the ten-year period ended March 31, 2006, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.18% to 6.49%.

A weaker dollar helps

In the fourth quarter of 2005, the dollar strengthened against several major currencies, reducing the EAFE’s return in dollar terms by more than three percentage points, from 7.11% to 4.08%. During the first quarter of 2006, the dollar weakened, particularly against the euro, boosting the benchmark’s return from 8.19% in local currencies to 9.40% in dollars. Those first-quarter gains constituted about two-thirds of the benchmark’s rise for the six-month period.

Stock selections boost returns

Numerous advantageous stock weightings enabled the fund to outperform its benchmark. Among these were overweights in Dutch electrical parts maker Hagemeyer and in two German financial companies, Deutsche Postbank and Hypo Real Estate Holding. A position in Swiss private bank Julius Baer, a nonbenchmark stock that posted strong gains, also increased the fund’s return, as did lower-than-benchmark weightings in several underperforming stocks, including British wireless provider Vodafone and two energy companies, BP and Royal Dutch Shell.

          The positive effects of these holdings were partially offset by overweights in stocks that did not perform as anticipated, such as Spanish construction firm Cintra Concesiones de Infrastructuras de Transporte and German mail services provider Deutsche Post, which owns global courier DHL. Other detractors included positions in financial services firm Orient and Internet service provider Livedoor. Neither of these two Japanese stocks was in the benchmark.

          As of March 31, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 4% of the fund’s total portfolio investments.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 15

International Equity Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2006		Ticker symbol: TRERX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

International Equity Fund Retirement Class	26.54%	25.49%	15.32%	121.45%

Benchmark:
Morgan Stanley EAFE Index[2]	24.41	25.31	13.86	120.33

Peer group:
Morningstar Foreign Large Blend	26.21	23.21	14.54	107.99

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

16 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,145 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.98%, for the quarter ended December 31, 2003
Worst quarter: –7.40%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 17

International Equity Fund  |   Foreign stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,149.92		$3.28	†
5% annual hypothetical return	1,000.00	1,021.84	‡	3.09

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.61%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.80%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.31 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,148.89.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Japan	24.2
Germany	21.4
Switzerland	11.4
United Kingdom	8.6
France	7.2
Italy	6.7
Australia	4.1
Netherlands	4.0
Finland	4.0
12 other nations	8.4

Total	100.0

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	78.07
Middle: $1 billion–$5 billion	18.33
Small: under $1 billion	3.60

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$385.76 million

18 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large – Cap Value Fund   |  Value stocks of larger companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Value Fund gained 10.06% for the Retirement Class, far outpacing both the 7.27% return of the fund’s benchmark, the Russell 1000® Value Index, and the 6.56% average return of similar funds, as measured by the Morningstar Large Value category.

Large-cap value stocks continue their hot streak

Large-cap value stocks provided higher returns than large-cap growth issues for both the six-month period and for the six consecutive calendar years ended December 31, 2005. Over the ten years ended March 31, 2006, large-cap value was again superior, delivering a 10.97% average annual gain, versus 6.50% for large-cap growth.

Sizeable jumps in half-a-dozen sectors

Performance for the period was boosted above that of the broader U.S. market by double-digit gains in half of the benchmark’s twelve sectors. Financials, which made up over one-third of the benchmark in terms of market capitalization, rose 12.4%, contributing more than half of the benchmark’s return. The next two largest contributors were materials and processing, up 19.8%, and technology (11.3%). The only declining sectors were integrated oils (–3.9%) and “other energy” (–1.6%).

Successful stock selections lift returns

The fund’s return for the six-month period exceeded the benchmark’s because of numerous successful stock choices, including five stocks that were not part of the benchmark as of March 31, 2006: semiconductor manufacturer Atmel; two network providers, Brocade Communications and Ciena; and two French companies, industrial giant Alstom and chemical company Rhodia. The last was held as an American Depositary Receipt (ADR), which is a receipt for shares of a foreign stock traded on a U.S. exchange.

          Also helping performance were overweights in JDS Uniphase, a fiber optics company, and in New Century Financial, a real estate investment trust.

          The positive effects of these holdings were partly offset by lower-than-expected returns from stocks that included Lear Corporation, a supplier of automotive interior systems; Altria, the parent company of Philip Morris; and insurer St. Paul Travelers. Holdings in the Bermuda-based insurance company Montpelier Re, RadioShack and autoparts maker Delphi, three nonbenchmark stocks, also reduced performance slightly.

          On March 31, 2006, foreign securities made up 9.82% of the fund’s total portfolio investments. Many of these securities were held as ADRs.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 19

Large - Cap Value Fund   |   Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TRLCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Value Fund Retirement Class	14.34%	21.45%	10.06%	97.45%

Benchmark:
Russell 1000 Value Index[2]	13.31	19.69	7.27	87.62

Peer group:
Morningstar Large Value	11.80	17.34	6.56	75.39

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

20 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,745 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.37%, for the quarter ended June 30, 2003 Worst quarter: –5.23%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 21

Large-Cap Value Fund  |  Value stocks of larger companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,097.66		$2.94	†
5% annual hypothetical return	1,000.00	1,022.10	‡	2.83

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.56%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.75%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $3.94 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,096.66.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	77.79
Middle: $1 billion–$5 billion	20.18
Small: under $1 billion	2.03

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$188.93 million

22 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Fund  |  Growth stocks of medium-sized companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Growth Fund returned 11.42% for the Retirement Class, topping the 11.32% gain of the fund’s benchmark, the Russell Midcap® Growth Index, but trailing the 12.46% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth continues to outpace the market

For the six-month period, mid-cap growth stocks solidly beat the 7.46% return of the broad U.S. market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap growth had outperformed the Russell 3000 for the preceding six consecutive quarters.

          By more than two percentage points, mid-cap growth also topped mid-cap value for the six months. For the ten years ended March 31, 2006, however, mid-cap growth’s average annual return of 9.39% lagged the 13.87% return of mid-cap value.

Every benchmark sector moves up

Unlike mid-cap value, which posted losses in two sectors, mid-cap growth scored gains in all twelve sectors. The largest contribution to the benchmark’s return came from technology, which jumped 16.9%. The next two largest contributors were consumer discretionary, up 11.5%, and financials, up 15.3%.

Stock selections fuel returns

The fund outpaced its benchmark index on the strength of numerous successful stock choices. These included employment search website Monster Worldwide, fiber optics company JDS Uniphase and online prescription provider Express Scripts. Other leading contributors included Greenhill & Co., an investment bank not included in the benchmark.

          The largest detractor from performance was St. Jude Medical, another nonbenchmark stock. Several overweighted stocks that did not perform as anticipated also reduced returns. Among these were XM Satellite Radio, pharmaceutical company Sepracor and entertainment software maker Activision. However, contributors more than offset detractors, enabling the fund to beat its benchmark.

           On March 31, 2006, foreign securities made up 1.85% of the fund’s total portfolio investments. Many of these securities were held as Ameri-can Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 23

Mid-Cap Growth Fund  |  Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRGMX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Growth Fund
Retirement Class	21.34%	25.33%	11.42%	120.48%

Benchmark:
Russell Midcap Growth Index[2]	22.68	24.77	11.32	117.01

Peer group:
Morningstar Mid-Cap Growth	23.34	20.76	12.46	94.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002
[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,048 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –4.30%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 25

Mid-Cap Growth Fund  |  Growth stocks of medium-sized companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,111.19		$3.01	†
5% annual hypothetical return	1,000.00	1,022.04	‡	2.89

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.57%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.78%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.12 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,110.08.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	71.62
Middle: $1 billion–$5 billion	27.51
Small: under $1 billion	0.87

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$199.48 million

26 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Fund  |   Vaule stocks of medium-sized companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Value Fund returned 9.50% for the Retirement Class, outpacing the 9.06% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 8.30% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value extends its winning streak

For the six-month period, mid-cap value stocks surpassed the 7.46% return of the broad U.S. stock market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap value had beaten the Russell 3000 in eleven out of the last 13 quarters.

          The mid-cap value category trailed mid-cap growth by more than two percentage points for the six months. However, for the ten-year period, mid-cap value’s average annual return of 13.87% far exceeded the 9.39% advance of mid-cap growth stocks.

Mid-cap value sectors surge

For the six-month period, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. Financial stocks, which made up about one-third of the index, gained 13.1%. A smaller sector, materials and processing, also made a strong contribution to returns, jumping 23.7%.

          The two sectors that posted losses were “other energy,” down 5.4%, and utilities, the benchmark’s second-largest sector, which dropped 2.7%.

Stock choices send the fund above the benchmark

The fund’s strong return was due to the exceptional performance of numerous stock selections. Many of the top contributors were not listed in the benchmark, including Continental Airlines, network provider Brocade Communications and the French chemical company Rhodia.

          Overweight positions in such benchmark stocks as Cytec, a U.S. chemical manufacturer; JDS Uniphase, a fiber optics company; and Georgia Pacific, which makes paper and building materials, also boosted results.

          Contributions from these stocks were partly offset by the negative effects of some other positions, including overweights in media giant Tribune Company and in Tenet Healthcare, and an underweight in Nucor, a steel stock that did extremely well.

          On March 31, 2006, foreign securities made up 6.32% of the fund’s total portfolio investments. Many of these securities were held as Ameri-can Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Value Fund  |  Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRVRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Value Fund
Retirement Class	19.01%	27.12%	9.50%	131.71%

Benchmark:
Russell Midcap Value Index[2]	20.30	25.53	9.06	121.69

Peer group:
Morningstar Mid-Cap Value	15.87	21.54	8.30	98.85

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

28 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,171 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.72%, for the quarter ended June 30, 2003
Worst quarter: –3.98%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Value Fund  |   Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retirement Class) — expense example
	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,092.12		$2.88	†
5% annual hypothetical return	1,000.00	1,022.15	‡	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.78%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.09 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,090.91.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	65.35
Middle: $1 billion–$5 billion	31.84
Small: under $1 billion	2.81

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$301.61 million

30 |	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Equity Fund  |   Stocks of smaller companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Equity Fund returned 15.14% for the Retirement Class, trailing the 15.23% return of its benchmark, the Russell 2000® Index, but topping the 13.53% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps soar above the market

For the six months, small caps scored gains that were more than twice those of the broad U.S. market, as measured by the Russell 3000® Index, which returned 7.46%. Within the small-cap category, growth stocks rose 16.20%, and value issues advanced 14.26%.

          In the fourth quarter of 2005, small caps returned just 1.13%, while large caps gained 2.12%. However, investors showed a fresh appetite for risk in the first quarter of 2006, and small caps jumped 13.94%—their largest single-quarter gain since the last quarter of 2004 and more than three times small caps’ return for all of 2005. In fact, the quarter saw small caps outperform large caps by the largest margin since the fourth quarter of 2001.

Financials and technology drive returns

For the six months, all twelve of the benchmark’s sectors moved upward, and eight posted double-digit gains. The largest contributions to the benchmark’s return came from the 23.2% advance in technology and from the 13.4% rise of financial stocks, which on March 31, 2006, made up nearly a quarter of the index, in terms of market capitalization.

          Outsized gains in materials and processing (27%) and in the consumer discretionary sector (13%) also boosted the benchmark’s performance. The smallest returns came from integrated oils (4.1%) and “other energy” (1.7%).

Returns are strong but lag the benchmark

Although the fund produced solid gains during the period, its performance was limited by stock choices that did not perform as anticipated. Overweight holdings in Chiquita Brands, credit company Asset Acceptance Capital and computer network manager Packeteer were the largest detractors from returns. An underweight investment in Level 3 Communications, an Internet company, also reduced returns.

          These detractors were partly offset by several advantageous stock weightings. These included overweight positions, relative to the benchmark, in construction company Emcor, bedding retailer Select Comfort and pizza chain Papa John’s.

          The fund continued to use proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced.

2006 Semiannual Report	| 31
Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund  |   Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRSEX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Equity Fund Retirement Class	24.31%	25.36%	15.14%	120.63%
Benchmark:
Russell 2000 Index[2]	25.85	25.31	15.23	120.36
Peer group:
Morningstar Small Blend	23.31	24.11	13.53	114.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

32 |	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,063 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.38%, for the quarter ended June 30, 2003

Worst quarter: –5.64%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 33

Small-Cap Equity Fund  |   Stocks of smaller companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,148.28		$3.12	†
5% annual hypothetical return	1,000.00	1,021.99	‡	2.94

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.58%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.78%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.20 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,147.20.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

Capitalization as of 3/31/2006	Percent of portfolio	Inception date Retirement Class	10/1/2002
		Net assets (3/31/2006)	$222.92 million
Large: over $5 billion	2.11
Middle: $1 billion–$5 billion	61.64
Small: under $1 billion	36.25

Total	100.00

34 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Growth Index Fund  |   Growth stocks of larger U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Growth Index Fund returned 5.89% for the Retirement Class, versus the 6.16% return of its benchmark, the Russell 1000® Growth Index, and the 7.11% average return of similar funds, as measured by the Morningstar Large Growth category.

Large-cap growth continues to trail large-cap value

During the period, the benchmark’s solid gains were dwarfed by the outstanding returns of the small-cap Russell 2000® Growth Index, which rose 16.20%, and the Russell Midcap® Growth Index, which advanced 11.32%. The returns of large-cap growth were more in keeping with those of the broad-market Russell 3000® Index, which returned 7.46%.

          Investors have shown a continued preference for large-cap value over large-cap growth: 2005 was the sixth consecutive year in which the Russell 1000 Growth Index underperformed the Russell 1000 Value Index. Moreover, for the ten years ended March 31, 2006, large-cap growth delivered an average annual return of only 6.50%, versus 10.97% for large-cap value.

Double-digit gains drive returns

The benchmark’s return for the six-month period was boosted by double-digit gains in four of its twelve sectors, led by automobiles and transportation, up 21.4%, materials and processing (14.8%), producer durables (12.9%) and financials (11.5%). The only detractors were consumer staples (–0.1%) and utilities (–4.6%).

Largest stocks lag the market

All three of the largest stocks in the benchmark underperformed the broad U.S. market. General Electric returned 4.8%, Microsoft gained 6.4%, and Procter & Gamble lost 2.1%.

          For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to its benchmark’s.

          As of March 31, 2006, the Russell 1000 Growth Index had an average annual return of 1.66% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index during the same period.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 35

Large-Cap Growth Index Fund  |   Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TRIRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Growth Index Fund Retirement Class	12.67%	13.87%	5.89%	57.57%
Benchmark:
Russell 1000 Growth Index[2]	13.14	14.44	6.16	60.38
Peer group:
Morningstar Large Growth	15.29	14.67	7.11	62.20

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

36 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,757 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.08%, for the quarter ended June 30, 2003

Worst quarter: –5.38%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 37

Large-Cap Growth Index Fund |	Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,056.89		$2.01	†
5% annual hypothetical return	1,000.00	1,022.96	‡	1.97

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.39%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.75 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,057.15.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	90.37
Middle: $1 billion–$5 billion	9.56
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$31.93 million

38 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Value Index Fund returned 6.97% for the Retirement Class, versus the 7.27% return of its benchmark, the Russell 1000® Value Index, and the 6.56% average return of similar funds, as measured by the Morningstar Large Value category.

Large-cap value tops large-cap growth

During the six-month period, large-cap value stocks lagged the 7.46% gain of the broad U.S. market, as measured by the Russell 3000® Index. They also underperformed the 14.26% advance of the small-cap Russell 2000® Value Index and the 9.06% return of the Russell Midcap® Value Index.

          Compared with large-cap growth issues, however, the large-cap value category has been on a tear: 2005 was the sixth consecutive calendar year in which it topped the Russell 1000 Growth Index, while for the ten years ended March 31, 2006, large-cap value delivered an average annual return of 10.97%, versus 6.50% for large-cap growth.

Two more quarterly rises for large-cap value

The benchmark gained 5.93% in the first three months of 2006, staying in positive territory for the twelfth consecutive quarter. Performance for the six-month period was helped by double-digit gains in half of the twelve sectors of the index. Financials, which made up over one-third of the benchmark in terms of market capitalization on March 31, 2006, rose 12.4%, contributing more than half of the benchmark’s return. The next two largest contributors were materials and processing (up 19.8%) and technology (11.3%). The only declining sectors were integrated oils (–3.9%) and “other energy” (–1.6%).

Largest stocks post mixed results

Of the three largest stocks in the benchmark, only Bank of America, which gained 10.6%, outperformed the broad U.S. market. ExxonMobil lost 3.2%, and Citigroup returned 5.9%. As of March 31, 2006, these three stocks made up just under 13% of the benchmark, in terms of market capitalization.

         For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to its benchmark’s.

         As of March 31, 2006, the Russell 1000 Value Index had an average annual return of 7.79% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 39

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRCVX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Value Index Fund
Retirement Class	12.72%	19.08%	6.97%	84.31%

Benchmark:
Russell 1000 Value Index[2]	13.31	19.69	7.27	87.62

Peer group:
Morningstar Large Value	11.80	17.34	6.56	75.39

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

40 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $18,431 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 16.98%, for the quarter ended June 30, 2003
Worst quarter: –4.89%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 41

Large-Cap Value Index Fund |	Value stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

        The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,067.58	$2.12 †
5% annual hypothetical return	1,000.00	1,022.85 ‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.76 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,067.94.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	88.90
Middle: $1 billion–$5 billion	10.73
Small: under $1 billion	0.37

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$6.21 million

42 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 Index Fund |	Stocks of larger U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The S&P 500 Index Fund gained 6.21% for the Retirement Class, compared with 6.38% for its benchmark, the S&P 500® Index, and the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

Large caps lag the market

During the last quarter of 2005, the 2.09% return of the S&P 500 Index, which is composed of large-cap issues, topped the 2.04% return of the Russell 3000® Index, a measure of the broad U.S. stock market. However, in the first quarter of 2006, the benchmark’s 4.21% rise failed to keep pace with the Russell 3000’s climb of 5.31%.

          For the period, the S&P 500 fell short of the 7.46% return of the overall market. Double-digit gains among small- and mid-cap stocks drove the advance of the Russell 3000.

Financial stocks lift the benchmark

Nine of the S&P 500’s ten industry sectors moved upward during the period. The largest contribution to performance came from the 11.7% rise of financial stocks, which on March 31, 2006, constituted more than one-fifth of the benchmark in terms of market capitalization. Industrial issues, another outsized contributor, represented more than one-tenth of the benchmark and gained 12.4%.

          Two other large sectors, energy and consumer staples, posted much weaker returns of 1% and 2%, respectively. The worst-performing sector was utilities, which lost 6.6% but represented only a small portion of the index.

Stock returns vary widely

On March 31, 2006, the returns of the five largest stocks in the S&P 500 Index, in terms of market capitalization, ranged from the 10.6% gain of Bank of America to the 3.2% loss of ExxonMobil. The three other stocks in the group, Microsoft, Citigroup and General Electric, rose 6.4%, 5.9% and 4.8%, respectively.

          For the period, the fund’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

          As of March 31, 2006, the S&P 500 Index had an average annual return of 3.97% over the previous five years, versus 5.33% for the Russell 3000 Index during the same period. Over the ten-year period, the S&P 500’s return was 8.95%, compared with 9.18% for the Russell 3000.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 43

S&P 500 Index Fund |	Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TRSPX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	6 months	since inception[1]

S&P 500 Index Fund
Retirement Class	11.26%	15.64%	6.21%	66.32%

Benchmark:
S&P 500 Index[2]	11.73	16.20	6.38	69.16

Peer group:
Morningstar Large Blend	12.76	15.48	6.80	65.92

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

44 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,632 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.11%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 45

S&P 500 Index Fund |	Stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,059.99		$2.11	†
5% annual hypothetical return	1,000.00	1,022.85	‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.75 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,060.35.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	97.06
Middle: $1 billion–$5 billion	2.77
Small: under $1 billion	0.17

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$118.73 million

46 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Index Fund |	Growth stocks of medium-sized U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Growth Index Fund gained 11.08% for the Retirement Class. The fund’s benchmark, the Russell Midcap® Growth Index, returned 11.32%, versus the 12.46% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth tops broad-market results

During the six-month period, mid-cap growth stocks solidly outpaced the Russell 3000® Index, which measures the broad U.S. stock market and gained 7.46% for the period. The mid-cap growth category also topped large-cap growth stocks but trailed small-cap growth issues.

          The robust performance of the Russell Midcap Growth Index was fueled by its 7.61% surge in the first quarter of 2006—largely the result of a 5.99% jump in January. In contrast, the index had advanced only 3.44% in the fourth quarter of 2005.

Every benchmark sector moves upward

Unlike the mid-cap value category, in which “other energy” and utilities posted losses, mid-cap growth scored gains in all twelve sectors. Among the leaders was the consumer discretionary sector, which comprised more than one-fifth of the index and gained 11.5%.

          The next two largest sectors, technology and health care, returned 16.9% and 8.9%, respectively. The financial sector’s 15.3% gain was another important contributor to the category’s performance for the period.

Returns of largest stocks vary widely

Reflecting the wide range of sector returns, the three largest stocks in the benchmark index—financial services company Moody’s Investors Service, semiconductor maker Broadcom and energy company EOG Resources—had returns of 40.2%, 38% and –3.8%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk pro-file similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Growth Index had an average annual return of 8.99% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 47

Mid-Cap Growth Index Fund |	Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TRMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Growth Index Fund Retirement Class	22.11%	24.16%	11.08%	113.33%

Benchmark: Russell Midcap Growth Index[2]	22.68	24.77	11.32	117.01

Peer group: Morningstar Mid-Cap Growth	23.34	20.76	12.46	94.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

48 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,333 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.57%, for the quarter ended June 30, 2003
Worst quarter: –4.47%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 49

Mid-Cap Growth Index Fund  |   Growth stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)	Expenses paid* (10/1/05–3/31/06)

Actual return	$ 1,000.00	$ 1,108.64	$ 2.16†
5% annual hypothetical return	1,000.00	1,022.85‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.79 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,109.01.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	66.54
Middle: $1 billion–$5 billion	33.39
Small: under $1 billion	0.07

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$5.27 million

50 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Index Fund  |   Value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Value Index Fund returned 8.77% for the Retirement Class. The fund’s benchmark, the Russell Midcap® Value Index, returned 9.06%, versus the 8.30% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value beats the market

During the six months, mid-cap value stocks surpassed the Russell 3000® Index, which measures the broad U.S. stock market and advanced 7.46% for the period. The mid-cap value category also topped large-cap value stocks but trailed small-cap value by more than five percentage points.

          Hindered by a 3.06% decline in October, mid-cap value advanced just 1.34% in the fourth quarter of 2005. Gains were concentrated in the first quarter of 2006, when the index jumped 7.62%.

Ten of twelve sectors gain

For the six months, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. Financial stocks, which made up about one-third of the index in terms of market capitalization on March 31, 2006, gained 13.1%. A smaller sector, materials and processing, also made a strong contribution to returns, jumping 23.7%.

          Unlike mid-cap growth, in which every sector enjoyed positive returns, two of mid-cap value’s sectors suffered losses. “Other energy” was down 5.4%, and utilities, the benchmark’s second-largest sector, dropped 2.7%.

Largest stocks surge

The three largest stocks in the index, agricultural giant Archer Daniels Midland, Federated Department Stores, and shipping and transportation company Norfolk Southern, achieved gains of 37.4%, 10% and 34.2%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Value Index had an average annual return of 14.69% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 51

Mid-Cap Value Index Fund  |   Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRVUX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Value Index Fund
Retirement Class	19.87%	25.00%	8.77%	118.42%

Benchmark:
Russell Midcap Value Index[2]	20.30	25.53	9.06	121.69

Peer group:
Morningstar Mid-Cap Value	15.87	21.54	8.30	98.85

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

52 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,842 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.74%, for the quarter ended June 30, 2003
Worst quarter: –4.15%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 53

Mid-Cap Value Index Fund |	Value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Retirement Class)—expense example
	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,085.56		$2.14	†
5% annual hypothetical return	1,000.00	1,022.85	‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.77 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,085.93.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date
Capitalization as of 3/31/2006	portfolio	Retirement Class	10/1/2002
		Net assets (3/31/2006)	$7.68 million
Large: over $5 billion	64.20
Middle: $1 billion–$5 billion	35.29
Small: under $1 billion	0.51

Total	100.00

54 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Blend Index Fund returned 9.85% for the Retirement Class. The fund’s benchmark, the Russell Midcap® Index, returned 10.14%, versus the 9.67% average return of similar funds, as measured by the Morningstar Mid-Cap Blend category.

Mid caps beat the market

During the six months, the Russell Midcap Index surpassed the Russell 3000® Index, which measures the broad U.S. equity market and which gained 7.46% for the period. Mid-cap stocks also outpaced large caps, but they trailed small-cap stocks by more than five percentage points. Within the mid-cap category, growth stocks jumped 11.32%, while value stocks rose 9.06%.

          Hindered by a 3% decline in October, the Russell Midcap Index advanced only 2.35% in the fourth quarter of 2005. Mid caps’ gains were concentrated in the first quarter of 2006, when the index jumped 7.61%.

Mid-cap sectors advance

Ten of the twelve sectors in the Russell Midcap Index posted gains for the six-month period. The largest contributor to returns was the financial sector, which comprised nearly one-quarter of the index and gained 13.7%.

          The second- and third-largest sectors, consumer discretionary and technology, also contributed heavily to results, rising 10.6% and 16.3%, respectively. However, the performance of the benchmark was restrained by the 1.8% decline of utility stocks and the 1.7% loss of “other energy” stocks.

Largest stocks soar

The three largest stocks in the index, agricultural giant Archer Daniels Midland, shipping and transportation company Norfolk Southern, and Federated Department Stores gained 37.4%, 34.2% and 10%, respectively.

          For the period, the fund’s returns were comparable to those of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell Midcap Index had an average annual return of 12.52% over the previous five years, compared with 5.33% for the broad-based Russell 3000 Index.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 55

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TRMBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Blend Index Fund
Retirement Class	21.02%	24.73%	9.85%	116.77%

Benchmark:
Russell Midcap Index[2]	21.54	25.30	10.14	120.29

Peer group:
Morningstar Mid-Cap Blend	18.28	21.46	9.67	99.18

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

56 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,677 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.01%, for the quarter ended June 30, 2003
Worst quarter: –2.38%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 57

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,096.35	$2.15†
5% annual hypothetical return	1,000.00	1,022.85‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.78 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,096.72.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	65.10
Middle: $1 billion–$5 billion	34.61
Small: under $1 billion	0.29

Total	100.00
Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$18.39 million

58 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Growth Index Fund returned 16.72% for the Retirement Class, outpacing the 16.20% gain of its benchmark, the Russell 2000® Growth Index and the 14.67% average return of similar funds, as measured by the Morningstar Small Growth category.

Small-cap growth leads the market

After lagging the U.S. equity market in the last quarter of 2005, small-cap growth stocks sprinted ahead of it in the first quarter of 2006: the category added 14.36%, while the broad market, as measured by the Russell 3000® Index, returned 5.31%.

          Small-cap growth’s return for that quarter was its best showing since the last quarter of 2004. For the period as a whole, the broad market rose 7.46%.

          During the six months, small-cap growth stocks easily topped the 11.32% rise of the Russell Midcap® Growth Index and the 6.16% return of the large-cap Russell 1000® Growth Index. They also outshone small-cap value stocks, which jumped 14.26%.

Every sector joins in the gains

All twelve of the benchmark’s industry sectors moved upward during the period, with nine posting double-digit gains and six climbing more than 20%.

          The largest contribution to the benchmark’s return came from the 20.6% surge in technology stocks, which, on March 31, 2006, represented nearly one-fifth of the index in terms of market capitalization. The consumer discretionary, financial and health care sectors, together making up more than half of the index, rose 13.2%, 17.3% and 10.3%, respectively.

          Consumer staples increased the most—28.1%—but since this sector constituted a small portion of the benchmark, its outsized return had little effect on performance.

Small-cap growth posts superior five-year returns

As of March 31, 2006, the Russell 2000 Growth Index had an average annual return of 8.59% over the previous five years, compared with 5.33% for the broad Russell 3000 Index. However, small-cap growth investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 26.17% to –28.08%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 59

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TRCGX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Growth Index Fund
Retirement Class[2]	28.46%	26.30%	16.72%	126.49%
Benchmark:
Russell 2000 Growth Index[3]	27.84	24.84	16.20	117.43

Peer group:
Morningstar Small Growth	25.66	22.53	14.67	105.22

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call
800 842-2888.

[1]	Inception date: October 1, 2002

[2]

The 1-year and 6-month returns for this share class reflect the correction of a transaction processing error in October 2005. The since-inception returns reflect the October 2005 correction and a similar correction in June 2004. These corrections resulted in gains, which increased the fund’s total returns for this share class.

[3]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

60 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,649 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.96%, for the quarter ended June 30, 2003
Worst quarter: –6.96%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 61

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies	PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Retirement Class)—expense example
	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,164.98	$2.22 †
5% annual hypothetical return	1,000.00	1,022.85 ‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.84 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,165.36.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	0.76
Middle: $1 billion–$5 billion	63.15
Small: under $1 billion	36.09

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$17.12 million

62 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Value Index Fund returned 14.05% for the Retirement Class—behind the 14.26% gain of its benchmark, the Russell 2000® Value Index, but well ahead of the 11.58% average return of similar funds, as measured by the Morningstar Small Value category.

Small-cap value tops the market but bows to growth

After lagging the U.S. equity market during the last quarter of 2005, small-cap value stocks vaulted ahead of it in the first quarter of 2006. The category jumped 13.51%—its best single-quarter return since December 31, 2003, while the broad market, as measured by the Russell 3000® Index, gained 5.31% during the first quarter. For the period as a whole, the market rose 7.46%.

          During the six months, small-cap value stocks easily outperformed the 9.06% rise of the Russell Midcap® Value Index and the 7.27% return of the large-cap Russell 1000® Value Index. However, small-cap value issues trailed the 16.20% surge in small-cap growth stocks.

Financials, technology and materials lead the way

Ten of the benchmark’s twelve industry sectors advanced during the period, with eight posting double-digit gains and four climbing more than 20%.

          The financial sector, which on March 31, 2006, represented about one-third of the index in terms of market capitalization, rose 12% to become the biggest contributor to the benchmark’s performance.

          Technology and the materials and processing sector, together making up nearly one-fourth of the index, gained 28.2% and 27.5%, respectively. However, losses in “other energy” (–5.1%) and consumer staples (–1.3%) tempered the return of the index.

Small-cap value posts strong five-year returns

For the period, the fund’s performance was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund’s risk profile was also similar to that of its benchmark.

          As of March 31, 2006, the Russell 2000 Value Index had an average annual return of 16.24% over the previous five years, compared with 5.33% for the broad Russell 3000 Index during the same period. However, small-cap value investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 22.72% to –21.29%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 63

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006		Ticker symbol: TRSVX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Value Index Fund Retirement Class	23.26%	25.19%	14.05%	119.62%

Benchmark:
Russell 2000 Value Index[2]	23.77	25.68	14.26	122.60

Peer group:
Morningstar Small Value	19.96	24.00	11.58	113.17

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002
[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

64 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,962 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 22.55%, for the quarter ended June 30, 2003
Worst quarter: –5.17%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 65

Small-Cap Value Index Fund  |   Value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,138.31		$2.19	†
5% annual hypothetical return	1,000.00	1,022.85	‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.82 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,138.68.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Middle: $1 billion–$5 billion	55.95
Small: under $1 billion	44.05

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$9.12 million

66 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Blend Index Fund gained 15.00% for the Retirement Class—behind the 15.23% rise of its benchmark, the Russell 2000® Index, but ahead of the 13.53% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps soar above the market

For the six months, small caps scored gains that were more than twice the 7.46% return of the broad U.S. market, as measured by the Russell 3000® Index. Within the small-cap category, growth stocks rose 16.20%, and value issues advanced 14.26%.

          In the fourth quarter of 2005, small caps returned just 1.13%, while large caps gained 2.12%. However, investors showed a fresh appetite for risk in the first quarter of 2006, and small caps jumped 13.94%—their largest single-quarter gain since the last quarter of 2004 and more than three times small caps’ return for all of 2005. In fact, the first quarter saw small caps outperform large caps by the largest margin since the fourth quarter of 2001.

Financials and technology drive returns

For the six months, all twelve of the benchmark’s sectors moved upward, and eight posted double-digit gains. The largest contributions to the benchmark’s return came from the 23.2% advance in technology and from the 13.4% rise of financial stocks, which on March 31, 2006, made up more than one-fifth of the index in terms of market capitalization.

          Outsized gains in materials and processing (27%) and in the consumer discretionary sector (13%) also boosted the benchmark’s performance. The smallest returns came from integrated oils (4.1%) and “other energy” (1.7%).

Fund lags the benchmark

For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

          As of March 31, 2006, the Russell 2000 Index had an average annual return of 12.59% over the past five years, compared with 5.33% for the broad-based Russell 3000 Index during the same period. However, small-cap investors had a bumpier ride during the five years: single-quarter returns for the benchmark ranged from 23.42% to –21.40%, versus 16.24% to –17.23% for the Russell 3000.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 67

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TRBIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Small-Cap Blend Index Fund
Retirement Class	25.42%	24.73%	15.00%	116.81%

Benchmark:
Russell 2000 Index[2]	25.85	25.31	15.23	120.36

Peer group:
Morningstar Small Blend	23.31	24.11	13.53	114.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

68 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,681 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.24%, for the quarter ended June 30, 2003
Worst quarter: –5.47%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 69

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,147.80		$2.20	†
5% annual hypothetical return	1,000.00	1,022.85	‡	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41% The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.34%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $1.83 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,148.17.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	0.47
Middle: $1 billion–$5 billion	59.33
Small: under $1 billion	40.20

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$8.22 million

70 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Index Fund |	Foreign stocks

DISCUSSION

Performance in the six months ended March 31, 2006

The International Equity Index Fund returned 13.52% for the Retirement Class, compared with 13.86% for the fund’s benchmark, the Morgan Stanley EAFE® Index, and the 14.54% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Foreign stocks keep leading

As of December 31, 2005, foreign stocks had outperformed domestic issues for four consecutive calendar years. Foreign issues continued their superior performance during the first quarter of 2006, and for the six-month period, the EAFE’s gains far exceeded the 7.46% return of the Russell 3000® Index, which measures the broad U.S. market. However, for the ten-year period ended March 31, 2006, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.18% to 6.49%.

A weaker dollar helps

In the fourth quarter of 2005, the dollar strengthened against several major currencies, reducing the EAFE’s 7.11% gain in terms of local currencies to 4.08% in terms of dollars. During the first quarter of 2006, the dollar weakened, particularly against the euro, boosting the benchmark’s return from 8.19% in local currencies to 9.40% in dollars. These first-quarter gains constituted about two-thirds of the benchmark’s rise for the six-month period.

Europe and the Pacific post strong gains

Outsized returns in both the European and Pacific segments of the EAFE index contributed to its advance during the period. After gaining just 1.95% in the fourth quarter of 2005, the European segment posted a 10.76% jump in the first quarter of 2006. During the first quarter, German and French stocks gained 13.80% and 13.23%, respectively, while British stocks were up 8.28% and Swiss stocks returned 7.10%.

          Performance in the Pacific segment was smoother. Driven by an 11.85% surge in Japanese stocks, which made up a quarter of the EAFE’s market capitalization, the Pacific segment returned 8.60% in the fourth quarter of 2005. During the first three months of 2006, the segment returned an additional 6.70%.

          During the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 71

International Equity Index Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of March 31, 2006		Ticker symbol: TRIEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

International Equity Index Fund
Retirement Class	23.87%	24.71%	13.52%	116.65%

Benchmark:
Morgan Stanley EAFE Index[2]	24.41	25.31	13.86	120.33

Peer group:
Morningstar Foreign Large Blend	26.21	23.21	14.54	107.99

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

72 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,665 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 19.20%, for the quarter ended June 30, 2003
Worst quarter: –8.20%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 73

International Equity Index Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Retirement Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,132.69	$2.51 †
5% annual hypothetical return	1,000.00	1,022.55 ‡	2.38

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.47%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.41%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.19 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,133.01.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Japan	25.1
United Kingdom	23.3
France	9.7
Germany	7.0
Switzerland	6.7
Australia	5.0
Italy	3.8
Spain	3.7
Netherlands	3.4
16 other nations	12.3

Total	100.0

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	89.84
Middle: $1 billion–$5 billion	9.30
Small: under $1 billion	0.86

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$21.55 million

74 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Social Choice Equity Fund | Socially screened stocks
DISCUSSION

Performance in the six months ended March 31, 2006

The Social Choice Equity Fund gained 7.38% for the Retirement Class. The fund’s benchmark, the Russell 3000® Index, returned 7.46%, versus the 6.80% average return of similar funds, as measured by the Morningstar Large Blend category.

          Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Excluded stocks produce mixed results

During the period, the fund’s social screens prevented the fund from investing in a number of stocks that are large components of the Russell 3000 in terms of market capitalization. The exclusion of these stocks produced a mix of positive and negative effects, resulting in a return that was similar to the benchmark’s.

          The largest positive factor in the fund’s performance relative to the benchmark’s was the exclusion of ExxonMobil. This stock, which was the largest component of the benchmark in terms of market capitalization on March 31, 2006, lost 3.2% for the period.

          The fund’s return was also helped by the exclusion of other weak performers among the benchmark’s largest stocks, including Chevron, which lost 9%, and Altria, the parent company of Philip Morris, which lost 1.8%.

          The exclusion of other stocks that performed well during the period had a negative effect on the fund’s return. The biggest detraction came from the absence of Burlington Northern Santa Fe Railway, which gained 40.1%, well above the return of the index. The fund’s performance was also reduced by the exclusion of Caterpillar and agricultural giant Archer Daniels Midland, which rose 23.3% and 37.4%, respectively.

Statistical techniques help manage risk

Since the fund cannot invest in some stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of the benchmark’s total market capitalization.

          Several stocks that were overweighted for this reason posted weak performance during the period, slightly reducing the fund’s return. These included Intel, Johnson & Johnson, and NiSource, a utility company.

          However, returns were boosted by overweights in several stocks that performed well, including steel producer Nucor and two financial services companies, JPMorgan Chase and Merrill Lynch.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 75

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Russell 3000 Index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TRSCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Social Choice Equity Fund Retirement Class	15.02%	17.39%	7.38%	75.31%

Benchmark:
Russell 3000 Index[2]	14.28	17.74	7.46	77.12

Peer group:
Morningstar Large Blend	12.76	15.48	6.80	65.92

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

76 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,531 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.92%, for the quarter ended June 30, 2003
Worst quarter: –3.14%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 77

Social Choice Equity Fund |	Socially screened stocks
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)	Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,071.52	$2.28†
5% annual hypothetical return	1,000.00	1,022.70‡	2.23

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.44%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.45%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.33 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,071.47.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	83.12
Middle: $1 billion–$5 billion	12.87
Small: under $1 billion	4.01

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
Net assets (3/31/2006)	$67.66 million

78 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Real Estate Securities Fund |	Real estate securities
DISCUSSION

Performance in the six months ended March 31, 2006

The Real Estate Securities Fund returned 14.92% for the Retirement Class. The fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 18.82%, and the average return of similar funds, as measured by the Morning-star Specialty Real Estate category, was 16.70%.

REITs trounce stocks and bonds

For the six-month period, the return of real estate investment trusts (REITs) was more than double the 7.46% gain of the broad-market Russell 3000® Index. Also left far behind by REITs were the 3.16% rise of high-yield bonds and the –0.06% return of investment-grade bonds, as measured by the Lehman Brothers U.S. Aggregate Index.

REITs break through investment headwinds

During the period, REITs faced two serious obstacles: their own high valuations and rising interest rates. However, three factors helped sustain performance. First, institutional investors who had previously sold REITs and taken profits began buying them again for fear of missing out on another big run-up. Second, REITs became a hotbed of mergers-and-acquisition activity. Investors flew to REITs in hope of selling them at a premium if the companies went private. Finally, for most of the period, the yield of REITs was higher than that of the 10-year Treasury, another common choice for income-seeking investors.

Solid returns trail the benchmark

During the six months, the fund delivered strong absolute returns and outperformed many income-producing assets as well as the broad U.S. stock market. However, its advance lagged the benchmark’s. The primary drag on performance was an overweight position in mortgage REITs, a non-benchmark sector. Holdings in specialty finance, which is also not in the benchmark, further limited returns. The fund’s managers trimmed their holdings in both sectors as the period wore on.

           The fund’s manager was replaced in February. An interim team managed the fund during the remainder of the period, as a new permanent management team was assembled.

          Some of the strategies used during the period were transitional, as the fund’s managers made adjustments in the portfolio. Focusing on the attributes of particular companies rather than on broad economic conditions, managers started adding attractively valued benchmark stocks in an effort to boost relative performance while limiting risk.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 79

Real Estate Securities Fund |	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2006			Ticker symbol: TRRSX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Real Estate Securities Fund
Retirement Class	29.40%	27.26%	14.92%	132.56%

Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	40.69	29.34	18.82	146.17

Peer group:
Morningstar Specialty Real Estate	36.04	27.33	16.70	134.08

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

80 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,256 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.19%, for the quarter ended December 31, 2004
Worst quarter: –6.89%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 81

Real Estate Securities Fund | Real estate securities
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retirement Class)—expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05–3/31/06)

Actual return	$1,000.00	$1,146.08		$3.12	†
5% annual hypothetical return	1,000.00	1,021.99	‡	2.94

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.58%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.80%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.30 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,144.90.

‡

“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	52.47
Middle: $1 billion–$5 billion	30.09
Small: under $1 billion	17.44

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
Net assets (3/31/2006)	$157.98 million

82 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$203,906	0.11%

	APPAREL AND ACCESSORY STORES		1,011,351	0.56

	BUILDING MATERIALS AND GARDEN SUPPLIES		906,912	0.50

	BUSINESS SERVICES
	Automatic Data Processing, Inc	36,510	1,667,777	0.92
	Microsoft Corp	113,985	3,101,532	1.72
	Other		5,843,181	3.23

			10,612,490	5.87

	CHEMICALS AND ALLIED PRODUCTS
	Monsanto Co	19,041	1,613,725	0.89
	Novartis AG. (ADR)	28,833	1,598,502	0.88
	Pfizer, Inc	116,402	2,900,738	1.60
	Procter & Gamble Co	52,735	3,038,591	1.68
	Teva Pharmaceutical Industries Ltd (Spon ADR)	33,206	1,367,423	0.76
	Wyeth	38,420	1,864,138	1.03
	Other		12,407,547	6.86

			24,790,664	13.70

	COMMUNICATIONS
	Sprint Nextel Corp	62,467	1,614,147	0.89
	Other		4,050,375	2.24

			5,664,522	3.13

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	69,953	3,185,660	1.76
	Citigroup, Inc	64,834	3,062,110	1.69
	JPMorgan Chase & Co	72,209	3,006,783	1.66
	Northern Trust Corp	35,562	1,867,005	1.03
	US Bancorp	58,389	1,780,865	0.99
	Other		2,365,626	1.31

			15,268,049	8.44

	EATING AND DRINKING PLACES		1,049,473	0.58

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	45,373	1,535,876	0.84
	Exelon Corp	29,767	1,574,674	0.87
	Other		1,072,791	0.60

			4,183,341	2.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	144,356	3,128,195	1.73
	Emerson Electric Co	18,416	1,540,130	0.85
	General Electric Co	157,226	5,468,320	3.02
	Honeywell International, Inc	56,591	2,420,397	1.34
	Qualcomm, Inc	51,194	2,590,928	1.43
	Other		7,086,267	3.92

			22,234,237	12.29

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 83

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	90,394	$6,405,319	3.54%
	PepsiCo, Inc	51,700	2,987,743	1.65
	Other		2,251,918	1.24

			11,644,980	6.43

	FOOD STORES		897,713	0.50

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	40,746	1,564,646	0.86
	Best Buy Co, Inc	29,620	1,656,647	0.92
	Other		362,813	0.20

			3,584,106	1.98

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	45,633	2,155,703	1.19
	Other		1,263,687	0.70

			3,419,390	1.89

	HEALTH SERVICES
*	Coventry Health Care, Inc	36,007	1,943,658	1.08
*	Medco Health Solutions, Inc	23,164	1,325,444	0.73

			3,269,102	1.81

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	14,640	1,900,711	1.05
	Other		514,325	0.28

			2,415,036	1.33

	HOTELS AND OTHER LODGING PLACES		601,727	0.33

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	24,167	1,515,754	0.83
	Hewlett-Packard Co	83,946	2,761,823	1.53
	International Business Machines Corp	20,450	1,686,512	0.94
	Other		2,516,811	1.39

			8,480,900	4.69

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	68,531	1,579,640	0.87
	Other		1,918,516	1.06

			3,498,156	1.93

	INSURANCE CARRIERS
	ACE Ltd	32,024	1,665,568	0.92
	Aflac, Inc	37,627	1,698,107	0.94
	American International Group, Inc	63,098	4,170,147	2.31
	Other		3,263,556	1.80

			10,797,378	5.97

	METAL MINING		2,405,617	1.33

	MISCELLANEOUS RETAIL		553,312	0.31

	MOTION PICTURES		1,896,409	1.05

84 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	49,049	$2,577,525	1.43%
	Fannie Mae	31,193	1,603,320	0.89
	SLM Corp	34,026	1,767,310	0.97

			5,948,155	3.29

	OIL AND GAS EXTRACTION
	Halliburton Co	20,293	1,481,795	0.82
	Schlumberger Ltd	15,389	1,947,786	1.07
*	Transocean, Inc	17,732	1,423,880	0.79
	Other		887,022	0.49

			5,740,483	3.17

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	84,951	5,170,118	2.86
	Marathon Oil Corp	21,591	1,644,586	0.91
	Occidental Petroleum Corp	29,461	2,729,562	1.51
	Other		1,686,466	0.93

			11,230,732	6.21

	PRINTING AND PUBLISHING		491,570	0.27

	RAILROAD TRANSPORTATION		987,751	0.55

	SECURITY AND COMMODITY BROKERS
	Lehman Brothers Holdings, Inc	9,884	1,428,535	0.79
	Morgan Stanley	34,235	2,150,643	1.19
	Other		2,379,598	1.31

			5,958,776	3.29

	TRANSPORTATION BY AIR		832,572	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	22,486	1,752,334	0.97
	Northrop Grumman Corp	30,166	2,060,036	1.14
	United Technologies Corp	31,462	1,823,852	1.01
	Other		1,150,369	0.63

			6,786,591	3.75

	TRANSPORTATION SERVICES		539,760	0.30

	WHOLESALE TRADE-DURABLE GOODS		397	0.00 **

	WHOLESALE TRADE-NONDURABLE GOODS		1,842,142	1.02

	TOTAL COMMON STOCKS	(Cost $157,996,080)	179,747,700	99.35

	TOTAL PORTFOLIO	(Cost $157,996,080)	179,747,700	99.35%
	OTHER ASSETS & LIABILITIES, NET		1,174,631	0.65

	NET ASSETS		$180,922,331	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 85

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND OTHER TEXTILE PRODUCTS		$2,631,511	0.24%

BUSINESS SERVICES
WPP Group plc	892,548	10,690,115	0.97
Other		12,860,617	1.16

		23,550,732	2.13

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	758,832	30,359,010	2.74
Novartis AG. (Regd)	461,697	25,613,523	2.32
Reckitt Benckiser plc	629,718	22,129,555	2.00
Teva Pharmaceutical Industries Ltd (Spon ADR)	280,771	11,562,150	1.04
Other		26,988,959	2.45

		116,653,197	10.55

COAL MINING
BHP Billiton Ltd	599,630	11,971,854	1.08

COMMUNICATIONS
Royal KPN NV	1,417,244	15,950,221	1.44
Other		7,852,618	0.71

		23,802,839	2.15

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	422,724	38,136,863	3.45
Mitsubishi UFJ Financial Group, Inc	530	8,085,431	0.73
Mizuho Financial Group. Inc	811	6,619,146	0.60
Sumitomo Mitsui Financial Group, Inc	422	4,649,547	0.42
Sumitomo Trust & Banking Co Ltd	475,000	5,483,092	0.50
Other		10,948,156	0.99

		73,922,235	6.69

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,615,082	40,692,505	3.68
Iberdrola S.A.	575,823	18,563,606	1.68
Other		3,301,059	0.30

		62,557,170	5.66

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		20,597,699	1.86

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	378,000	11,437,071	1.04
Other		1,245,886	0.11

		12,682,957	1.15

FOOD AND KINDRED PRODUCTS
Nisshin Oillio Group Ltd	1,497,000	11,545,639	1.05
Other		13,947,659	1.26

		25,493,298	2.31

FOOD STORES		369,732	0.03

86 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retiretment Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

GENERAL BUILDING CONTRACTORS
Shanghai Forte Land Co	14,072,000	$7,344,420	0.67%
Shimizu Corp	735,000	5,338,546	0.48
Other		2,180,066	0.20

		14,863,032	1.35

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	262,867	25,878,122	2.34
Other		360,600	0.04

		26,238,722	2.38

HOLDING AND OTHER INVESTMENT OFFICES
Man Group plc	833,743	35,648,089	3.23
Other		10,852,605	0.98

		46,500,694	4.21

HOTELS AND OTHER LODGING PLACES
Accor S.A.	783,358	45,095,432	4.08

INDUSTRIAL MACHINERY AND EQUIPMENT
GEA Group AG.	1,614,774	27,123,163	2.45
Komatsu Ltd	457,000	8,695,356	0.79
Melco Holdings, Inc	164,900	4,947,419	0.45
Rheinmetall AG.	370,099	28,664,014	2.59
Tokyo Seimitsu Co Ltd	90,600	5,398,068	0.49

		74,828,020	6.77

INSTRUMENTS AND RELATED PRODUCTS
Tecan Group AG.	153,347	8,155,195	0.74
Terumo Corp	174,500	5,723,494	0.52
Other		2,347,846	0.21

		16,226,535	1.47

INSURANCE CARRIERS
Aioi Insurance Co Ltd	1,184,000	8,730,231	0.79
Fondiaria-Sai S.p.A	403,476	16,098,143	1.46
Zurich Financial Services AG.	91,267	21,387,702	1.94
Other		7,983,344	0.72

		54,199,420	4.91

METAL MINING
Gold Fields Ltd	301,000	6,561,990	0.59
Other		16,196,798	1.47

		22,758,788	2.06

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG.	556,670	40,338,406	3.65
Hypo Real Estate Holding AG.	532,601	36,460,891	3.30
Orient Corp	3,314,000	12,583,032	1.14
Other		3,134,650	0.28

		92,516,979	8.37

NONMETALLIC MINERALS, EXCEPT FUELS		3,290,313	0.30

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 87

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	6,803,000	$7,101,207	0.64%
	Total S.A.	34,242	9,021,041	0.81
	Xinao Gas Holdings Ltd	7,355,000	6,824,359	0.62
	Other		4,504,388	0.41

			27,450,995	2.48

	PAPER AND ALLIED PRODUCTS		5,031,699	0.46

	PETROLEUM AND COAL PRODUCTS
	BP plc	728,443	8,351,878	0.75
	ENI S.p.A.	472,556	13,427,356	1.22
	Other		8,295,049	0.75

			30,074,283	2.72

	PRIMARY METAL INDUSTRIES
	BHP Billiton plc	770,879	14,059,913	1.27
*	Nippon Steel Corp	1,851,000	7,153,623	0.65
	Other		1,762,445	0.16

			22,975,981	2.08

	RAILROAD TRANSPORTATION		3,976,066	0.36

	REAL ESTATE
	Tokyo Tatemono Co Ltd	523,000	5,691,431	0.52
	Other		4,777,675	0.43

			10,469,106	0.95

	SECURITY AND COMMODITY BROKERS		5,761,716	0.52

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	339,543	26,969,096	2.44
	Other		7,638,478	0.69

			34,607,574	3.13

	TOBACCO PRODUCTS		4,070,175	0.37

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG. (Regd)	623,815	35,782,714	3.24
*	Fiat S.p.A.	3,577,779	45,028,344	4.08
	Toyota Motor Corp	320,500	17,466,014	1.58
	Other		18,358,485	1.66

			116,635,557	10.56

	TRUCKING AND WAREHOUSING
	Deutsche Post AG. (Regd)	1,476,971	36,980,398	3.35

	WATER TRANSPORTATION		1,666,345	0.15

	WHOLESALE TRADE-DURABLE GOODS
*	Hagemeyer NV	5,732,043	28,925,749	2.62
	Sumitomo Corp	349,000	4,957,403	0.45
	Other		4,018,875	0.36

			37,902,027	3.43

88 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY		VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS		$684,717	0.06%

TOTAL COMMON STOCKS	(Cost $912,141,790)	1,109,037,798	100.37

TOTAL PORTFOLIO	(Cost $912,141,790)	1,109,037,798	100.37%
OTHER ASSETS & LIABILITIES, NET		(4,118,959)	(0.37)

NET ASSETS		$1,104,918,839	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 89

International Equity Fund |	Summary of market value by country (unaudited) March 31, 2006

	VALUE	% OF MARKET VALUE

FOREIGN
AUSTRALIA	$45,496,805	4.10%
BRAZIL	4,235,641	0.38
FINLAND	44,077,381	3.97
FRANCE	79,994,595	7.21
GERMANY	237,496,868	21.42
HONG KONG	23,805,399	2.15
INDIA	12,060,266	1.09
ISRAEL	11,562,150	1.04
ITALY	74,553,842	6.72
JAPAN	268,897,371	24.25
NETHERLANDS	44,875,970	4.05
REPUBLIC OF KOREA	1,654,769	0.15
RUSSIA	6,438,963	0.58
SINGAPORE	6,429,067	0.58
SOUTH AFRICA	6,561,990	0.59
SPAIN	18,563,606	1.67
SWEDEN	710,689	0.06
SWITZERLAND	125,937,824	11.36
UNITED KINGDOM	95,684,602	8.63

TOTAL FOREIGN	1,109,037,798	100.00

TOTAL PORTFOLIO	$1,109,037,798	100.00%

90 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Gap, Inc	739,490	$13,813,673	2.17%

	APPAREL AND OTHER TEXTILE PRODUCTS		471,939	0.07

	BUSINESS SERVICES		6,376,350	1.00

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	155,721	8,891,669	1.39
	Pfizer, Inc	405,508	10,105,259	1.58
	Other		14,748,165	2.31

			33,745,093	5.28

	COMMUNICATIONS
	AT&T, Inc	353,668	9,563,183	1.50
	BellSouth Corp	150,201	5,204,465	0.82
	Sprint Nextel Corp	397,425	10,269,462	1.60
	Verizon Communications, Inc	263,689	8,981,247	1.41
	Other		1,656,748	0.25

			35,675,105	5.58

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	434,830	19,802,158	3.10
	Bank of New York Co, Inc	167,273	6,028,519	0.94
	Citigroup, Inc	394,422	18,628,551	2.92
	Hudson City Bancorp, Inc	745,702	9,910,380	1.55
	JPMorgan Chase & Co	553,069	23,029,793	3.61
	SunTrust Banks, Inc	150,936	10,982,103	1.72
	US Bancorp	150,740	4,597,570	0.72
	Washington Mutual, Inc	159,849	6,812,764	1.07
	Wells Fargo & Co	158,682	10,135,019	1.58
	Other		6,516,317	1.02

			116,443,174	18.23

	EATING AND DRINKING PLACES
	Brinker International, Inc	217,796	9,201,881	1.44

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	142,482	4,823,016	0.76
	DPL, Inc	211,302	5,705,154	0.89
	Other		20,265,068	3.17

			30,793,238	4.82

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Brocade Communications Systems, Inc	811,113	5,418,235	0.85
*	Ciena Corp	828,427	4,316,105	0.68
	General Electric Co	334,872	11,646,848	1.82
	Honeywell International, Inc	265,256	11,344,999	1.78
*	JDS Uniphase Corp	1,236,268	5,155,238	0.81
	Other		13,730,567	2.14

			51,611,992	8.08

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 91

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FABRICATED METAL PRODUCTS		$2,793,375	0.44%

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	302,520	21,436,567	3.35
	Other		11,156,063	1.75

			32,592,630	5.10

	FURNITURE AND HOMEFURNISHINGS STORES
	RadioShack Corp	315,311	6,063,431	0.95

	GENERAL BUILDING CONTRACTORS		2,999,542	0.47

	HEALTH SERVICES		2,293,369	0.36

	HEAVY CONSTRUCTION, EXCEPT BUILDING		3,187,533	0.50

	HOLDING AND OTHER INVESTMENT OFFICES
	New Century Financial Corp	143,474	6,602,673	1.03
	Other		512	0.00	**

			6,603,185	1.03

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	4,430,516	0.70
	Other		1,743,368	0.27

			6,173,884	0.97

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	452,362	14,882,710	2.33
	Other		41,027	0.01

			14,923,737	2.34

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	317,270	7,313,074	1.14
	Other		8,810,691	1.38

			16,123,765	2.52

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	253,631	7,446,606	1.17

	INSURANCE CARRIERS
	American International Group, Inc	146,352	9,672,404	1.51
	PartnerRe Ltd	88,291	5,481,988	0.86
	St. Paul Travelers Cos, Inc	221,513	9,257,028	1.45
	Other		19,153,070	3.00

			43,564,490	6.82

	LUMBER AND WOOD PRODUCTS		3,141,783	0.49

	METAL MINING		4,672,822	0.73

	MISCELLANEOUS MANUFACTURING INDUSTRIES		328,054	0.05

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,480,201	5,920,804	0.93
*	Sears Holdings Corp	114,291	15,113,842	2.36

			21,034,646	3.29

92 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES			$332	0.00	%**

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae		267,062	13,726,987	2.15
	Freddie Mac		98,003	5,978,183	0.93

				19,705,170	3.08

	OIL AND GAS EXTRACTION
	Devon Energy Corp		91,431	5,592,834	0.88
	Petroleo Brasileiro S.A. (ADR)		59,059	5,118,644	0.80
	Other			9,840,155	1.54

				20,551,633	3.22

	PAPER AND ALLIED PRODUCTS
	Temple-Inland, Inc		99,413	4,428,849	0.69
	Other			5,838,487	0.92

				10,267,336	1.61

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp		283,513	16,435,249	2.57
	Exxon Mobil Corp		230,270	14,014,232	2.19
	Occidental Petroleum Corp		79,680	7,382,352	1.16
	Other			5,225,243	0.82

				43,057,076	6.74

	PRINTING AND PUBLISHING
	Tribune Co		164,476	4,511,577	0.71
	Other			2,379,392	0.37

				6,890,969	1.08

	RAILROAD TRANSPORTATION			2,806,381	0.44

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley		278,574	17,500,019	2.74
	Nomura Holdings, Inc		197,500	4,393,911	0.69
	Waddell & Reed Financial, Inc (Class A)	.	291,550	6,734,805	1.05
	Other			44,184	0.01

				28,672,919	4.49

	STONE, CLAY, AND GLASS PRODUCTS			4,142,892	0.65

	TRANSPORTATION BY AIR			4,755,834	0.74

	TRANSPORTATION EQUIPMENT
*	Alstom RGPT		69,560	5,825,119	0.91
	Other			1,297,687	0.20

				7,122,806	1.11

	TRANSPORTATION SERVICES			2,941,334	0.46

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc		151,597	11,297,008	1.77
	Other			3,680,802	0.57

				14,977,810	2.34

	TOTAL COMMON STOCKS		(Cost $567,920,463)	637,967,789	99.86

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 93

Large-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$1,250,000	0.19%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,249,677)	1,250,000	0.19

	TOTAL PORTFOLIO	(Cost $569,170,140)	639,217,789	100.05%
	OTHER ASSETS & LIABILITIES, NET		(328,062)	(0.05)

	NET ASSETS		$638,889,727	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

94 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
*	Chico’s FAS, Inc	63,085	$2,563,774	0.84%
	Other		1,246,081	0.41

			3,809,855	1.25

	APPAREL AND OTHER TEXTILE PRODUCTS		2,241,657	0.73

	BUSINESS SERVICES
*	Activision, Inc	206,214	2,843,691	0.93
*	Adobe Systems, Inc	81,286	2,838,507	0.93
*	Cerner Corp	61,761	2,930,559	0.96
*	Cognizant Technology Solutions Corp	55,595	3,307,347	1.08
*	Iron Mountain, Inc	62,870	2,561,324	0.84
*	Monster Worldwide, Inc	66,791	3,330,199	1.09
	Moody’s Corp	84,100	6,009,786	1.97
	Other		18,820,674	6.16

			42,642,087	13.96

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	84,540	3,229,428	1.06
*	Forest Laboratories, Inc	101,798	4,543,245	1.49
*	Medimmune, Inc	77,198	2,823,903	0.92
	Other		12,715,074	4.16

			23,311,650	7.63

	COAL MINING
	Consol Energy, Inc	34,904	2,588,481	0.85
	Peabody Energy Corp	50,958	2,568,793	0.84

			5,157,274	1.69

	COMMUNICATIONS
*	NII Holdings, Inc (Class B)	72,596	4,280,986	1.40
*	Univision Communications, Inc (Class A)	131,892	4,546,317	1.49
	Other		4,349,991	1.42

			13,177,294	4.31

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	340,605	4,526,640	1.48
	Other		638,538	0.21

			5,165,178	1.69

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	67,537	2,529,261	0.83
	Other		143,072	0.04

			2,672,333	0.87

	ELECTRIC, GAS, AND SANITARY SERVICES		3,199,687	1.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 95

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	82,743	$4,317,530	1.41%
	Analog Devices, Inc	65,640	2,513,356	0.82
*	Broadcom Corp (Class A)	125,338	5,409,588	1.77
	Harman International Industries, Inc	35,996	4,000,235	1.31
*	JDS Uniphase Corp	793,415	3,308,541	1.09
	L-3 Communications Holdings, Inc	31,009	2,660,262	0.87
*	Nvidia Corp	64,731	3,706,497	1.21
	Other		10,748,406	3.52

			36,664,415	12.00

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	82,465	3,435,492	1.13
	Quest Diagnostics, Inc	84,531	4,336,440	1.42
	Other		1,259,030	0.41

			9,030,962	2.96

	FOOD AND KINDRED PRODUCTS		2,115,448	0.69

	FURNITURE AND FIXTURES
	Herman Miller, Inc	94,653	3,067,704	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	152,619	5,860,570	1.92
	Circuit City Stores, Inc	113,232	2,771,919	0.91
	Other		2,322,211	0.76

			10,954,700	3.59

	GENERAL BUILDING CONTRACTORS		4,641,130	1.52

	GENERAL MERCHANDISE STORES		1,694,834	0.55

	HEALTH SERVICES
*	Coventry Health Care, Inc	49,702	2,682,914	0.88
*	DaVita, Inc	75,510	4,546,457	1.49
	Manor Care, Inc	58,739	2,605,075	0.85
	Other		847,960	0.28

			10,682,406	3.50

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Jacobs Engineering Group, Inc	36,098	3,131,141	1.02

	HOLDING AND OTHER INVESTMENT OFFICES		2,534,205	0.83

	HOTELS AND OTHER LODGING PLACES
	Station Casinos, Inc	43,021	3,414,577	1.12
	Other		2,333,613	0.76

			5,748,190	1.88

96 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Joy Global, Inc	78,097	$4,667,858	1.53%
*	Network Appliance, Inc	155,003	5,584,758	1.83
	Other		6,257,338	2.05

			16,509,954	5.41

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	38,080	2,582,205	0.84
*	Fisher Scientific International, Inc	51,531	3,506,685	1.15
	Kla-Tencor Corp	59,705	2,887,334	0.94
*	St. Jude Medical, Inc	71,200	2,919,200	0.96
	Other		6,465,932	2.12

			18,361,356	6.01

	INSURANCE AGENTS, BROKERS AND SERVICE		1,884,423	0.62

	LEATHER AND LEATHER PRODUCTS		1,555,893	0.51

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	75,468	4,510,722	1.48

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,398,608	0.46

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	48,066	3,287,714	1.08
	ENSCO International, Inc	65,059	3,347,286	1.10
	Noble Energy, Inc	56,936	2,500,629	0.82
	XTO Energy, Inc	57,001	2,483,534	0.81
	Other		5,990,962	1.96

			17,610,125	5.77

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	58,432	4,207,104	1.38
	Other		2,402,393	0.78

			6,609,497	2.16

	PRINTING AND PUBLISHING		2,803,998	0.92

	RAILROAD TRANSPORTATION		1,672,605	0.55

	REAL ESTATE
*	CB Richard Ellis Group, Inc	40,857	3,297,160	1.08

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		149,617	0.05

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	11,162	4,994,995	1.64
	Greenhill & Co, Inc	48,545	3,209,310	1.05
	Other		9,266,781	3.03

			17,471,086	5.72

	STONE, CLAY, AND GLASS PRODUCTS		1,661,543	0.54

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 97

Mid-Cap Growth Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

TRANSPORTATION BY AIR
Southwest Airlines Co		172,579	$3,104,696	1.02%

TRANSPORTATION EQUIPMENT			4,420,750	1.45

TRANSPORTATION SERVICES			3,547,389	1.16

WHOLESALE TRADE-DURABLE GOODS			6,241,959	2.04

TOTAL COMMON STOCKS		(Cost $252,274,691)	304,453,531	99.67

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA)	4.650%, 04/03/06	$3,110,000	3,110,000	1.02

TOTAL SHORT-TERM INVESTMENTS		(Cost $3,109,197)	3,110,000	1.02

TOTAL PORTFOLIO		(Cost $255,383,888)	307,563,531	100.69%
OTHER ASSETS & LIABILITIES, NET			(2,109,777)	(0.69)

NET ASSETS			$305,453,754	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

98 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$4,391,660	0.97%

	APPAREL AND OTHER TEXTILE PRODUCTS		495,180	0.11

	BUSINESS SERVICES		10,743,348	2.38

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	74,000	3,903,500	0.87
	Clorox Co	51,000	3,052,350	0.67
	Cytec Industries, Inc	51,000	3,060,510	0.68
	Other		19,910,981	4.42

			29,927,341	6.64

	COMMUNICATIONS
	PanAmSat Holding Corp	123,000	3,052,860	0.68
	Other		5,181,780	1.15

			8,234,640	1.83

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	108,000	3,892,320	0.86
	Compass Bancshares, Inc	69,000	3,492,090	0.78
	Hudson City Bancorp, Inc	885,132	11,763,404	2.61
	Marshall & Ilsley Corp	101,500	4,423,370	0.98
	Mellon Financial Corp	88,000	3,132,800	0.70
	Other		22,443,096	4.98

			49,147,080	10.91

	EATING AND DRINKING PLACES		1,098,500	0.24

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	177,000	5,991,450	1.33

	Constellation Energy Group, Inc	80,000	4,376,800	0.97
	NorthWestern Corp	91,000	2,833,740	0.63
*	NRG Energy, Inc	69,000	3,120,180	0.69
	PG&E Corp	80,000	3,112,000	0.69
	PPL Corp	100,000	2,940,000	0.65
	Public Service Enterprise Group, Inc	70,000	4,482,800	1.00
	Questar Corp	59,000	4,132,950	0.92
	Other		24,937,145	5.53

			55,927,065	12.41

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	L-3 Communications Holdings, Inc	33,500	2,873,965	0.64
*	Lucent Technologies, Inc	1,210,000	3,690,500	0.82
	Other		19,656,810	4.36

			26,221,275	5.82

	FABRICATED METAL PRODUCTS		4,394,410	0.97

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 99

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	142,000	$4,778,300	1.06%
	Coca-Cola Enterprises, Inc	211,000	4,291,740	0.95
	Other		5,969,745	1.33

			15,039,785	3.34

	FOOD STORES
	Kroger Co	324,000	6,596,640	1.46
	Other		2,681,340	0.60

			9,277,980	2.06

	GENERAL BUILDING CONTRACTORS		4,561,220	1.01

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	70,500	5,146,500	1.14
	TJX Cos, Inc	152,000	3,772,640	0.84
	Other		2,295,580	0.51

			11,214,720	2.49

	HEALTH SERVICES
	Cigna Corp	53,000	6,922,860	1.53
	McKesson Corp	84,000	4,378,920	0.97
*	WellPoint, Inc	18,600	1,440,198	0.32
	Other		1,608,821	0.36

			14,350,799	3.18

	HEAVY CONSTRUCTION, EXCEPT BUILDING		2,284,108	0.51

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	3,123,875	0.69
	Developers Diversified Realty Corp	51,000	2,792,250	0.62
	iShares Russell Midcap Value Index Fund	78,020	10,407,868	2.31
	Prologis	62,652	3,351,882	0.74
	Other		20,892,338	4.64

			40,568,213	9.00

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,000	3,166,175	0.70
	Other		2,133,495	0.48

			5,299,670	1.18

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Eaton Corp	50,000	3,648,500	0.81
	Other		3,058,250	0.68

			6,706,750	1.49

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	274,000	4,164,800	0.92
	Other		8,456,635	1.88

			12,621,435	2.80

	INSURANCE AGENTS, BROKERS AND SERVICE		4,737,140	1.05

100 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS
*	Conseco, Inc	121,000	$3,003,220	0.67%
	Genworth Financial, Inc	137,000	4,579,910	1.02
	PartnerRe Ltd	47,500	2,949,275	0.65
	UnumProvident Corp	140,000	2,867,200	0.64
	XL Capital Ltd (Class A)	44,000	2,820,840	0.63
	Other		12,216,067	2.70

			28,436,512	6.31

	LUMBER AND WOOD PRODUCTS
	Plum Creek Timber Co, Inc	123,000	4,542,390	1.01

	METAL MINING
	Phelps Dodge Corp	48,000	3,865,440	0.86
	Other		5,465,003	1.21

			9,330,443	2.07

	MISCELLANEOUS RETAIL
	Alberto-Culver Co	74,000	3,273,020	0.73
*	Office Depot, Inc	83,000	3,090,920	0.69
	Other		3,408,520	0.75

			9,772,460	2.17

	OIL AND GAS EXTRACTION
*	Newfield Exploration Co	66,000	2,765,400	0.61
	Noble Energy, Inc	104,000	4,567,680	1.01
	Other		10,960,950	2.44

			18,294,030	4.06

	PAPER AND ALLIED PRODUCTS		7,738,685	1.72

	PETROLEUM AND COAL PRODUCTS		3,625,939	0.80

	PRINTING AND PUBLISHING
	Tribune Co	169,000	4,635,670	1.03
	Other		4,174,960	0.93

			8,810,630	1.96

	RAILROAD TRANSPORTATION
	CSX Corp	58,000	3,468,400	0.77
	Other		2,541,290	0.56

			6,009,690	1.33

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Newell Rubbermaid, Inc	110,000	2,770,900	0.61
	Other		1,412,550	0.32

			4,183,450	0.93

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	33,500	4,646,450	1.03
	Other		1,316,700	0.29

			5,963,150	1.32

	STONE, CLAY, AND GLASS PRODUCTS		4,122,582	0.92

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 101

Mid-Cap Value Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	TOBACCO PRODUCTS
	Loews Corp (Carolina Group)	156,000	$7,374,120	1.64%

	TRANSPORTATION BY AIR		1,118,040	0.25

	TRANSPORTATION EQUIPMENT
	Autoliv, Inc	56,000	3,168,480	0.70
	Other		5,417,153	1.20

			8,585,633	1.90

	TRANSPORTATION SERVICES		1,267,210	0.28

	WATER TRANSPORTATION		2,110,860	0.47

	WHOLESALE TRADE-NONDURABLE GOODS		1,970,420	0.44

	TOTAL COMMON STOCKS	(Cost $398,489,560)	450,498,563	99.97

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,290,000	0.29

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,289,667)	1,290,000	0.29

	TOTAL PORTFOLIO	(Cost $399,779,227)	451,788,563	100.26%
	OTHER ASSETS & LIABILITIES, NET		(1,175,459)	(0.26)

	NET ASSETS		$450,613,104	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

102 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$836,152	0.19%

	AMUSEMENT AND RECREATION SERVICES		427,637	0.10

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	51,950	1,566,812	0.36
	Other		10,569,345	2.46

			12,136,157	2.82

	APPAREL AND OTHER TEXTILE PRODUCTS		1,521,432	0.35

	AUTO REPAIR, SERVICES AND PARKING		504,729	0.12

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,662,335	0.62

	BUILDING MATERIALS AND GARDEN SUPPLIES		626,159	0.15

	BUSINESS SERVICES
*	Parametric Technology Corp	100,118	1,634,927	0.38
	Other		38,849,552	9.04

			40,484,479	9.42

	CHEMICALS AND ALLIED PRODUCTS
*	Amylin Pharmaceuticals, Inc	32,319	1,582,015	0.37
	Other		25,051,663	5.82

			26,633,678	6.19

	COMMUNICATIONS		6,662,704	1.55

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	43,100	1,582,632	0.37
	Citizens Banking Corp	51,668	1,387,286	0.32
	Greater Bay Bancorp	47,549	1,319,009	0.31
	Hanmi Financial Corp	72,803	1,314,822	0.30
	MAF Bancorp, Inc	33,564	1,469,096	0.34
	MB Financial, Inc	41,083	1,454,338	0.34
	PFF Bancorp, Inc	39,400	1,328,174	0.31
	TierOne Corp	40,416	1,372,123	0.32
	Other		27,272,377	6.34

			38,499,857	8.95

	EATING AND DRINKING PLACES
	CKE Restaurants, Inc	76,250	1,326,750	0.31
	Other		6,818,894	1.58

			8,145,644	1.89

	EDUCATIONAL SERVICES		1,561,417	0.36

	ELECTRIC, GAS, AND SANITARY SERVICES
	Cleco Corp	72,100	1,609,993	0.38
	Nicor, Inc	41,400	1,637,784	0.38
	Other		7,581,184	1.76

			10,828,961	2.52

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 103

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	ON Semiconductor Corp	239,210	$1,736,665	0.41%
*	Silicon Image, Inc	134,670	1,388,448	0.32
	Other		26,536,036	6.17

			29,661,149	6.90

	ENGINEERING AND MANAGEMENT SERVICES		6,110,412	1.42

	FABRICATED METAL PRODUCTS
	Crane Co	36,800	1,509,168	0.35
	Other		4,318,836	1.01

			5,828,004	1.36

	FOOD AND KINDRED PRODUCTS		4,026,299	0.94

	FOOD STORES		346,639	0.08

	FURNITURE AND FIXTURES		3,878,822	0.90

	FURNITURE AND HOMEFURNISHINGS STORES		779,152	0.18

	GENERAL BUILDING CONTRACTORS		852,998	0.20

	GENERAL MERCHANDISE STORES		238,716	0.06

	HEALTH SERVICES
*	Magellan Health Services, Inc	32,850	1,329,440	0.31
	Other		5,536,967	1.29

			6,866,407	1.60

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	27,806	1,353,596	0.31

	HOLDING AND OTHER INVESTMENT OFFICES
	Ashford Hospitality Trust, Inc	111,000	1,376,400	0.32
	Brandywine Realty Trust	41,977	1,333,190	0.31
	Colonial Properties Trust	37,000	1,854,810	0.43
	Innkeepers U.S.A. Trust	78,500	1,330,575	0.31
*	Interdigital Communications Corp	60,100	1,473,652	0.34
	iShares Russell 2000 Index Fund	91,408	6,947,008	1.62
	PS Business Parks, Inc	27,900	1,560,168	0.36
*	Rambus, Inc	41,174	1,619,785	0.38
	Other		18,798,175	4.37

			36,293,763	8.44

	HOTELS AND OTHER LODGING PLACES		1,138,691	0.26

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Avocent Corp	47,699	1,513,966	0.35
*	Emulex Corp	97,290	1,662,686	0.39
*	Palm, Inc	62,706	1,452,271	0.34
	Other		22,479,400	5.22

			27,108,323	6.30

104 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	61,720	$1,388,700	0.32%
*	Intuitive Surgical, Inc	11,331	1,337,058	0.31
	Other		20,496,488	4.77

			23,222,246	5.40

	INSURANCE AGENTS, BROKERS AND SERVICE		982,112	0.23

	INSURANCE CARRIERS		10,929,593	2.54

	JUSTICE, PUBLIC ORDER AND SAFETY		280,240	0.06

	LEATHER AND LEATHER PRODUCTS		2,874,962	0.67

	LEGAL SERVICES		1,149,433	0.27

	LUMBER AND WOOD PRODUCTS
*	Champion Enterprises, Inc	93,900	1,404,744	0.33
	Other		558,061	0.13

			1,962,805	0.46

	METAL MINING		2,612,448	0.61

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,728,462	0.63

	MISCELLANEOUS RETAIL
	Cash America International, Inc	52,813	1,585,446	0.37
	Longs Drug Stores Corp	31,000	1,434,680	0.33
	Other		3,202,535	0.75

			6,222,661	1.45

	NONDEPOSITORY INSTITUTIONS		4,715,971	1.10

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	43,572	2,088,406	0.49
	St. Mary Land & Exploration Co	42,300	1,727,109	0.40
	Other		10,988,084	2.55

			14,803,599	3.44

	PAPER AND ALLIED PRODUCTS		1,985,219	0.46

	PERSONAL SERVICES		1,982,440	0.46

	PETROLEUM AND COAL PRODUCTS
*	Alon USA Energy, Inc	69,964	1,722,514	0.40
	Frontier Oil Corp	31,179	1,850,474	0.43
	Other		1,611,989	0.38

			5,184,977	1.21

	PRIMARY METAL INDUSTRIES
	Belden CDT, Inc	49,800	1,356,054	0.32
*	General Cable Corp .	50,700	1,537,731	0.36
	Other		8,567,456	1.99

			11,461,241	2.67

	PRINTING AND PUBLISHING		2,670,526	0.62

	RAILROAD TRANSPORTATION		555,897	0.13

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 105

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	REAL ESTATE
	Jones Lang LaSalle, Inc	21,200	$1,622,648	0.37%
	Other		1,925,162	0.45

			3,547,810	0.82

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,742,114	0.64

	SECURITY AND COMMODITY BROKERS		5,260,811	1.22

	SOCIAL SERVICES		1,810,919	0.42

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	37,994	1,886,782	0.44
*	Quanta Services, Inc	88,400	1,416,168	0.33
	Other		1,202,610	0.28

			4,505,560	1.05

	STONE, CLAY, AND GLASS PRODUCTS		1,058,775	0.25

	TOBACCO PRODUCTS		165,822	0.04

	TRANSPORTATION BY AIR		3,291,485	0.77

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc	109,400	1,631,154	0.38
	Other		6,622,626	1.54

			8,253,780	1.92

	TRANSPORTATION SERVICES
*	EGL, Inc	30,198	1,358,910	0.32
	Other		2,751,084	0.64

			4,109,994	0.96

	TRUCKING AND WAREHOUSING		916,046	0.21

	WATER TRANSPORTATION		800,946	0.19

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	25,053	1,340,085	0.31
	Reliance Steel & Aluminum Co	25,500	2,394,960	0.56
	Other		7,571,933	1.76

			11,306,978	2.63

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co	57,724	1,800,412	0.42
	UAP Holding Corp .	70,444	1,514,546	0.35
	Other		4,231,850	0.98

			7,546,808	1.75

	TOTAL COMMON STOCKS	(Cost $376,240,760)	427,656,992	99.46

106 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES		$3,400,000	0.79%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,399,121)	3,400,000	0.79

	TOTAL PORTFOLIO	(Cost $379,639,881)	431,056,992	100.25%
	OTHER ASSETS & LIABILITIES, NET		(1,073,676)	(0.25)

	NET ASSETS		$429,983,316	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 107

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,598,572	0.27%

	APPAREL AND ACCESSORY STORES		6,751,343	1.13

	APPAREL AND OTHER TEXTILE PRODUCTS		814,769	0.14

	AUTO REPAIR, SERVICES AND PARKING		91,754	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,561,041	0.26

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	195,271	8,259,963	1.38
	Lowe’s Cos, Inc	70,016	4,511,831	0.76
	Other		534,942	0.09

			13,306,736	2.23

	BUSINESS SERVICES
*	eBay, Inc	98,531	3,848,621	0.65
	First Data Corp	70,413	3,296,737	0.55
*	Google, Inc (Class A)	14,919	5,818,410	0.98
	Microsoft Corp	839,081	22,831,394	3.83
*	Oracle Corp	354,458	4,852,530	0.81
*	Yahoo!, Inc	109,468	3,531,438	0.59
	Other		27,821,694	4.66

			72,000,824	12.07

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	122,732	5,212,428	0.87
*	Amgen, Inc	111,952	8,144,508	1.37
	Dow Chemical Co	81,956	3,327,414	0.56
	Eli Lilly & Co	82,830	4,580,499	0.77
*	Genentech, Inc	41,886	3,539,786	0.59
*	Gilead Sciences, Inc	40,845	2,541,376	0.43
	Procter & Gamble Co	289,081	16,656,847	2.79
	Schering-Plough Corp	133,442	2,534,064	0.42
	Wyeth	60,232	2,922,457	0.49
	Other		25,237,959	4.23

			74,697,338	12.52

	COAL MINING		2,060,587	0.34

	COMMUNICATIONS		12,322,862	2.07

	DEPOSITORY INSTITUTIONS		5,871,506	0.98

	EATING AND DRINKING PLACES
*	Starbucks Corp	70,503	2,653,733	0.44
	Other		3,852,252	0.65

			6,505,985	1.09

	EDUCATIONAL SERVICES		1,808,833	0.30

	ELECTRIC, GAS, AND SANITARY SERVICES		5,637,625	0.95

108 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	584,884	$12,674,436	2.13%
	Emerson Electric Co	31,537	2,637,439	0.44
	General Electric Co	728,457	25,335,734	4.25
	Intel Corp	530,417	10,263,569	1.72
	Motorola, Inc	177,711	4,071,359	0.68
	Qualcomm, Inc	147,783	7,479,298	1.25
	Texas Instruments, Inc	150,391	4,883,196	0.82
	Other		16,599,965	2.78

			83,944,996	14.07

	ENGINEERING AND MANAGEMENT SERVICES		3,828,680	0.64

	FABRICATED METAL PRODUCTS		2,555,052	0.43

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	75,686	5,363,110	0.90
	Coca-Cola Co	117,365	4,914,073	0.82
	PepsiCo, Inc	151,457	8,752,700	1.47
	Other		6,342,658	1.06

			25,372,541	4.25

	FOOD STORES		829,171	0.14

	FURNITURE AND FIXTURES		2,136,497	0.36

	FURNITURE AND HOMEFURNISHINGS STORES		4,043,698	0.68

	GENERAL BUILDING CONTRACTORS		3,102,972	0.52

	GENERAL MERCHANDISE STORES
	Target Corp	80,122	4,167,145	0.70
	Wal-Mart Stores, Inc	227,869	10,764,532	1.80
	Other		3,390,002	0.57

			18,321,679	3.07

	HEALTH SERVICES		8,444,033	1.42

	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,023,501	0.17

	HOLDING AND OTHER INVESTMENT OFFICES		5,152,190	0.86

	HOTELS AND OTHER LODGING PLACES		3,969,135	0.67

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	69,570	5,265,753	0.88
*	Apple Computer, Inc	74,487	4,671,825	0.78
	Applied Materials, Inc	150,878	2,641,874	0.44
	Caterpillar, Inc	61,814	4,438,863	0.74
*	Dell, Inc	209,289	6,228,441	1.05
*	EMC Corp	217,324	2,962,126	0.50
	International Business Machines Corp	123,610	10,194,117	1.71
	Other		14,227,094	2.39

			50,630,093	8.49

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 109

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	269,029	$15,931,897	2.67%
	Medtronic, Inc	109,388	5,551,441	0.93
	Other		22,955,253	3.85

			44,438,591	7.45

	INSURANCE AGENTS, BROKERS AND SERVICE		1,925,980	0.32

	INSURANCE CARRIERS
	American International Group, Inc	61,583	4,070,020	0.68
	UnitedHealth Group, Inc	123,193	6,881,561	1.15
	Other		10,009,299	1.68

			20,960,880	3.51

	LEATHER AND LEATHER PRODUCTS		1,339,923	0.23

	METAL MINING		1,953,752	0.33

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,133,653	0.19

	MISCELLANEOUS RETAIL
	Walgreen Co	92,440	3,986,937	0.67
	Other		7,074,334	1.18

			11,061,271	1.85

	MOTION PICTURES		3,424,179	0.57

	NONDEPOSITORY INSTITUTIONS
	American Express Co	98,964	5,200,558	0.87
	Other		3,413,190	0.57

			8,613,748	1.44

	NONMETALLIC MINERALS, EXCEPT FUELS		524,666	0.09

	OIL AND GAS EXTRACTION
	Halliburton Co	40,342	2,945,773	0.49
	Other		10,244,106	1.72

			13,189,879	2.21

	PAPER AND ALLIED PRODUCTS		1,136,464	0.19

	PERSONAL SERVICES		827,798	0.14

	PETROLEUM AND COAL PRODUCTS		3,289,695	0.55

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	137,881	3,710,378	0.62
	Other		843,842	0.14

			4,554,220	0.76

	PRINTING AND PUBLISHING		4,346,054	0.73

	RAILROAD TRANSPORTATION		290,518	0.05

	REAL ESTATE		1,069,151	0.18

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		247,191	0.04

	SECURITY AND COMMODITY BROKERS		11,003,987	1.85

110 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	STONE, CLAY, AND GLASS PRODUCTS		$229,884	0.04%

	TOBACCO PRODUCTS		329,389	0.06

	TRANSPORTATION BY AIR
	FedEx Corp	27,323	3,085,860	0.52
	Other		1,224,418	0.20

			4,310,278	0.72

	TRANSPORTATION EQUIPMENT
	Boeing Co	74,761	5,826,125	0.98
	Lockheed Martin Corp	33,355	2,505,961	0.42
	United Technologies Corp	92,624	5,369,413	0.90
	Other		7,302,470	1.22

			21,003,969	3.52

	TRANSPORTATION SERVICES		2,236,051	0.38

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	55,508	4,406,225	0.74
	Other		742,721	0.12

			5,148,946	0.86

	WATER TRANSPORTATION		119,131	0.02

	WHOLESALE TRADE-DURABLE GOODS		2,259,543	0.38

	WHOLESALE TRADE-NONDURABLE GOODS		6,082,202	1.02

	TOTAL COMMON STOCKS	(Cost $541,312,450)	595,435,006	99.81

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		710,000	0.12

	TOTAL SHORT-TERM INVESTMENTS	(Cost $709,817)	710,000	0.12

	TOTAL PORTFOLIO	(Cost $542,022,267)	596,145,006	99.93%
	OTHER ASSETS & LIABILITIES, NET		409,429	0.07

	NET ASSETS		$596,554,435	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 111

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES		$11,723	0.00	%**

	TOTAL PREFERRED STOCKS (Cost $5,932)		11,723	0.00	**

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		679,318	0.13

	APPAREL AND ACCESSORY STORES		288,201	0.05

	APPAREL AND OTHER TEXTILE PRODUCTS		1,350,620	0.26

	AUTO REPAIR, SERVICES AND PARKING		135,012	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		304,286	0.06

	BUSINESS SERVICES		9,538,149	1.80

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co	93,187	2,293,332	0.43
	Du Pont (E.I.) de Nemours & Co	62,048	2,619,046	0.49
	Merck & Co, Inc	136,610	4,812,770	0.91
	Pfizer, Inc	599,509	14,939,764	2.82
	Wyeth	54,161	2,627,892	0.50
	Other		11,326,402	2.14

			38,619,206	7.29

	COAL MINING		437,692	0.08

	COMMUNICATIONS
	AT&T, Inc	315,987	8,544,288	1.61
	BellSouth Corp	147,603	5,114,444	0.97
*	Comcast Corp (Class A)	85,993	2,249,577	0.42
	Sprint Nextel Corp	185,065	4,782,080	0.90
	Verizon Communications, Inc	235,709	8,028,249	1.52
	Other		9,553,657	1.80

			38,272,295	7.22

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	374,867	17,071,443	3.22
	Bank of New York Co, Inc	63,217	2,278,341	0.43
	Citigroup, Inc	418,976	19,788,236	3.73
	JPMorgan Chase & Co	283,580	11,808,271	2.23
	SunTrust Banks, Inc	28,926	2,104,656	0.40
	US Bancorp	147,219	4,490,180	0.85
	Wachovia Corp	130,078	7,290,872	1.38
	Washington Mutual, Inc	79,646	3,394,513	0.64
	Wells Fargo & Co	122,426	7,819,349	1.47
	Other		26,274,008	4.96

			102,319,869	19.31

	EATING AND DRINKING PLACES
	McDonald’s Corp	102,146	3,509,737	0.66
	Other		505,966	0.10

			4,015,703	0.76

112 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

EDUCATIONAL SERVICES		$28,932	0.01%

ELECTRIC, GAS, AND SANITARY SERVICES
Duke Energy Corp	73,196	2,133,663	0.40
Exelon Corp	53,834	2,847,819	0.54
Other		30,550,360	5.76

		35,531,842	6.70

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
General Electric Co	207,198	7,206,346	1.36
Honeywell International, Inc	68,199	2,916,871	0.55
Other		7,590,508	1.43

		17,713,725	3.34

ENGINEERING AND MANAGEMENT SERVICES		345,336	0.07

FABRICATED METAL PRODUCTS		702,787	0.13

FOOD AND KINDRED PRODUCTS
Altria Group, Inc	99,640	7,060,490	1.33
Coca-Cola Co	63,189	2,645,723	0.51
Other		10,352,988	1.95

		20,059,201	3.79

FOOD STORES		1,972,527	0.37

FORESTRY		1,393,336	0.26

FURNITURE AND FIXTURES		2,054,841	0.39

FURNITURE AND HOMEFURNISHINGS STORES		511,798	0.10

GENERAL BUILDING CONTRACTORS		2,011,424	0.38

GENERAL MERCHANDISE STORES		4,187,292	0.79

HEALTH SERVICES		1,972,335	0.37

HEAVY CONSTRUCTION, EXCEPT BUILDING		80,495	0.02

HOLDING AND OTHER INVESTMENT OFFICES
iShares Russell 1000 Value Index Fund	31,876	2,329,498	0.44
Other		18,072,703	3.41

		20,402,201	3.85

HOTELS AND OTHER LODGING PLACES		442,277	0.08

INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	233,061	7,667,707	1.45
Other		6,884,597	1.30

		14,552,304	2.75

INSTRUMENTS AND RELATED PRODUCTS		4,012,870	0.76

INSURANCE AGENTS, BROKERS AND SERVICE		4,422,014	0.83

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 113

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS
Allstate Corp	53,717	$2,799,193	0.53%
American International Group, Inc	130,120	8,599,631	1.62
Prudential Financial, Inc	38,884	2,947,796	0.56
St. Paul Travelers Cos, Inc	53,884	2,251,812	0.42
Other		21,544,715	4.07

		38,143,147	7.20

LOCAL AND INTERURBAN PASSENGER TRANSIT		224,699	0.04

LUMBER AND WOOD PRODUCTS		792,663	0.15

METAL MINING		2,296,409	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		777,412	0.15

MISCELLANEOUS RETAIL		2,482,619	0.47

MOTION PICTURES
Time Warner, Inc	350,142	5,878,884	1.11
Walt Disney Co	116,817	3,258,026	0.62
Other		1,877,445	0.35

		11,014,355	2.08

NONDEPOSITORY INSTITUTIONS
Fannie Mae	77,834	4,000,668	0.75
Freddie Mac	55,761	3,401,421	0.64
Other		3,639,927	0.69

		11,042,016	2.08

NONMETALLIC MINERALS, EXCEPT FUELS		238,981	0.04

OIL AND GAS EXTRACTION
Burlington Resources, Inc	31,176	2,865,386	0.54
Devon Energy Corp	35,836	2,192,088	0.41
Other		7,824,783	1.48

		12,882,257	2.43

PAPER AND ALLIED PRODUCTS		4,352,089	0.82

PERSONAL SERVICES		188,003	0.03

PETROLEUM AND COAL PRODUCTS
Chevron Corp	182,628	10,586,945	2.00
ConocoPhillips	111,926	7,068,127	1.34
Exxon Mobil Corp	513,215	31,234,265	5.89
Marathon Oil Corp	29,244	2,227,515	0.42
Occidental Petroleum Corp	33,805	3,132,033	0.59
Valero Energy Corp	47,970	2,867,647	0.54
Other		1,643,468	0.31

		58,760,000	11.09

PRIMARY METAL INDUSTRIES
Alcoa, Inc	69,969	2,138,253	0.40
Other		2,642,733	0.50

		4,780,986	0.90

114 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRINTING AND PUBLISHING		$4,568,191	0.86%

	RAILROAD TRANSPORTATION
	Burlington Northern Santa Fe Corp	30,328	2,527,232	0.47
	Other		4,493,017	0.85

			7,020,249	1.32

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		491,401	0.09

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	27,047	4,245,297	0.80
	Lehman Brothers Holdings, Inc	22,385	3,235,304	0.61
	Merrill Lynch & Co, Inc	75,751	5,966,149	1.13
	Morgan Stanley	79,585	4,999,530	0.94
	Other		3,976,221	0.75

			22,422,501	4.23

	STONE, CLAY, AND GLASS PRODUCTS		738,773	0.14

	TOBACCO PRODUCTS		1,241,136	0.23

	TRANSPORTATION BY AIR		580,088	0.11

	TRANSPORTATION EQUIPMENT		9,164,816	1.73

	TRANSPORTATION SERVICES		498,689	0.09

	TRUCKING AND WAREHOUSING		225,699	0.04

	WATER TRANSPORTATION		442,517	0.08

	WHOLESALE TRADE-DURABLE GOODS		2,284,611	0.43

	WHOLESALE TRADE-NONDURABLE GOODS		3,113,908	0.59

	TOTAL COMMON STOCKS	(Cost $454,379,856)	529,126,103	99.83
	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		450,000	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $449,884)	450,000	0.09

	TOTAL PORTFOLIO	(Cost $454,835,672)	529,587,826	99.92%
	OTHER ASSETS & LIABILITIES, NET		417,578	0.08

	NET ASSETS		$530,005,404	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%.

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 115

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$34,110	0.01%

	AMUSEMENT AND RECREATION SERVICES		1,497,634	0.23

	APPAREL AND ACCESSORY STORES		4,474,507	0.68

	APPAREL AND OTHER TEXTILE PRODUCTS		1,586,358	0.24

	AUTO REPAIR, SERVICES AND PARKING		372,560	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,193,137	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	97,557	4,126,661	0.62
	Other		2,720,980	0.41

			6,847,641	1.03

	BUSINESS SERVICES
*	Google, Inc (Class A)	7,419	2,893,410	0.44
	Microsoft Corp	418,734	11,393,752	1.72
*	Oracle Corp	177,430	2,429,017	0.37
	Other		30,281,127	4.57

			46,997,306	7.10

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	70,135	2,978,633	0.45
*	Amgen, Inc	55,874	4,064,834	0.61
	Eli Lilly & Co	44,300	2,449,790	0.37
	Merck & Co, Inc	99,598	3,508,838	0.53
	Pfizer, Inc	336,283	8,380,172	1.27
	Procter & Gamble Co	144,295	8,314,278	1.26
	Wyeth	60,475	2,934,247	0.44
	Other		30,615,966	4.63

			63,246,758	9.56

	COAL MINING		1,362,263	0.21

	COMMUNICATIONS
	AT&T, Inc	177,598	4,802,250	0.73
	BellSouth Corp	82,766	2,867,842	0.43
	Sprint Nextel Corp	125,949	3,254,522	0.49
	Verizon Communications, Inc	132,419	4,510,191	0.68
	Other		13,589,273	2.06

			29,024,078	4.39

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	210,562	9,588,993	1.45
	Citigroup, Inc	235,288	11,112,652	1.68
	JPMorgan Chase & Co	159,072	6,623,758	1.00
	US Bancorp	82,833	2,526,406	0.38
	Wachovia Corp	73,040	4,093,892	0.62
	Wells Fargo & Co	76,289	4,872,642	0.74
	Other		27,382,041	4.14

			66,200,384	10.01

116 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$6,313,098	0.95%

	EDUCATIONAL SERVICES		1,128,037	0.17

	ELECTRIC, GAS, AND SANITARY SERVICES		24,417,862	3.69

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	292,319	6,334,553	0.96
	General Electric Co	479,609	16,680,801	2.52
	Intel Corp	266,748	5,161,574	0.78
	Motorola, Inc	110,855	2,539,688	0.38
	Qualcomm, Inc	73,847	3,737,397	0.57
	Texas Instruments, Inc	75,093	2,438,270	0.37
	Other		20,048,465	3.03

			56,940,748	8.61

	ENGINEERING AND MANAGEMENT SERVICES		3,602,998	0.54

	FABRICATED METAL PRODUCTS		2,380,436	0.36

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	93,662	6,636,889	1.00
	Coca-Cola Co	94,136	3,941,474	0.60
	PepsiCo, Inc	75,739	4,376,957	0.66
	Other		9,776,957	1.48

			24,732,277	3.74

	FOOD STORES		1,768,307	0.27

	FORESTRY		795,644	0.12

	FURNITURE AND FIXTURES		2,624,199	0.40

	FURNITURE AND HOMEFURNISHINGS STORES		2,576,343	0.39

	GENERAL BUILDING CONTRACTORS		2,923,526	0.44

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	113,846	5,378,085	0.81
	Other		6,292,496	0.95

			11,670,581	1.76

	HEALTH SERVICES		6,261,605	0.95

	HEAVY CONSTRUCTION, EXCEPT BUILDING		717,854	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	39,990	5,191,902	0.79
	Other		16,764,796	2.53

			21,956,698	3.32

	HOTELS AND OTHER LODGING PLACES		2,490,582	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	34,764	2,631,287	0.40
*	Dell, Inc	104,541	3,111,140	0.47
	Hewlett-Packard Co	130,878	4,305,886	0.65
	International Business Machines Corp	72,965	6,017,424	0.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 117

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
Other		$20,771,389	3.14%

		36,837,126	5.57

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	134,408	7,959,700	1.20
Medtronic, Inc	54,664	2,774,198	0.42
Other		16,803,212	2.54

		27,537,110	4.16

INSURANCE AGENTS, BROKERS AND SERVICE		3,701,518	0.56

INSURANCE CARRIERS
American International Group, Inc	103,781	6,858,952	1.04
UnitedHealth Group, Inc	61,589	3,440,362	0.52
Other		22,963,942	3.47

		33,263,256	5.03

JUSTICE, PUBLIC ORDER AND SAFETY		77,247	0.01

LEATHER AND LEATHER PRODUCTS		862,757	0.13

LEGAL SERVICES		78,120	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		118,864	0.02

LUMBER AND WOOD PRODUCTS		672,057	0.10

METAL MINING		2,567,230	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES		1,482,003	0.22

MISCELLANEOUS RETAIL		7,774,578	1.18

MOTION PICTURES
Time Warner, Inc	207,392	3,482,112	0.52
Other		4,607,045	0.70

		8,089,157	1.22

NONDEPOSITORY INSTITUTIONS
American Express Co	49,412	2,596,601	0.39
Other		8,321,265	1.26

		10,917,866	1.65

NONMETALLIC MINERALS, EXCEPT FUELS		482,958	0.07

OIL AND GAS EXTRACTION		16,403,612	2.48

PAPER AND ALLIED PRODUCTS		3,337,087	0.50

PERSONAL SERVICES		769,672	0.12

PETROLEUM AND COAL PRODUCTS
Chevron Corp	102,424	5,937,519	0.90
ConocoPhillips	62,878	3,970,746	0.60
Exxon Mobil Corp	287,893	17,521,168	2.65
Other		7,555,406	1.14

		34,984,839	5.29

118 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PIPELINES, EXCEPT NATURAL GAS		$15,362	0.00%

	PRIMARY METAL INDUSTRIES		6,556,390	0.99

	PRINTING AND PUBLISHING		5,303,316	0.80

	RAILROAD TRANSPORTATION		4,333,793	0.66

	REAL ESTATE		791,449	0.12

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		860,515	0.13

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	17,643	2,769,245	0.42
	Merrill Lynch & Co, Inc	42,614	3,356,279	0.51
	Morgan Stanley	49,489	3,108,899	0.47
	Other		9,540,655	1.44

			18,775,078	2.84

	SOCIAL SERVICES		159,981	0.02

	SPECIAL TRADE CONTRACTORS		290,103	0.04

	STONE, CLAY, AND GLASS PRODUCTS		806,360	0.12

	TEXTILE MILL PRODUCTS		7,106	0.00

	TOBACCO PRODUCTS		950,960	0.14

	TRANSPORTATION BY AIR		2,925,056	0.44

	TRANSPORTATION EQUIPMENT
	Boeing Co	37,365	2,911,854	0.44
	United Technologies Corp	46,242	2,680,649	0.40
	Other		11,165,212	1.69

			16,757,715	2.53

	TRANSPORTATION SERVICES		1,662,509	0.25

	TRUCKING AND WAREHOUSING		3,014,614	0.46

	WATER TRANSPORTATION		508,859	0.08

	WHOLESALE TRADE-DURABLE GOODS		3,979,653	0.60

	WHOLESALE TRADE-NONDURABLE GOODS		5,512,327	0.83

	TOTAL COMMON STOCKS	(Cost $470,403,495)	659,305,734	99.66

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT SECURITIES AND DISCOUNT NOTES		1,080,000	0.16

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,079,721)	1,080,000	0.16

	TOTAL PORTFOLIO	(Cost $471,483,216)	660,385,734	99.82%
	OTHER ASSETS & LIABILITIES, NET		1,204,805	0.18

	NET ASSETS		$661,590,539	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 119

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$951,112	0.12%

	APPAREL AND ACCESSORY STORES		3,072,960	0.39

	APPAREL AND OTHER TEXTILE PRODUCTS		1,300,512	0.16

	AUTO REPAIR, SERVICES AND PARKING		188,076	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		637,422	0.08

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	142,000	6,006,600	0.76
	Other		3,357,324	0.42

			9,363,924	1.18

	BUSINESS SERVICES
*	Google, Inc (Class A)	12,000	4,680,000	0.59
	Microsoft Corp	598,291	16,279,498	2.06
	Other		31,623,625	3.99

			52,583,123	6.64

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	103,401	4,391,440	0.55
*	Amgen, Inc	79,300	5,769,075	0.73
	Eli Lilly & Co	75,800	4,191,740	0.53
	Merck & Co, Inc	146,400	5,157,672	0.65
	Pfizer, Inc	492,320	12,268,614	1.55
	Procter & Gamble Co	220,942	12,730,678	1.61
	Wyeth	89,900	4,361,948	0.55
	Other		30,238,543	3.82

			79,109,710	9.99

	COMMUNICATIONS
	AT&T, Inc	260,453	7,042,649	0.89
	BellSouth Corp	120,700	4,182,255	0.53
*	Comcast Corp (Class A)	143,506	3,754,117	0.47
	Sprint Nextel Corp	198,666	5,133,529	0.65
	Verizon Communications, Inc	195,700	6,665,542	0.84
	Other		6,854,566	0.87

			33,632,658	4.25

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	310,924	14,159,479	1.79
	Citigroup, Inc	334,400	15,793,712	1.99
	JPMorgan Chase & Co	233,236	9,711,947	1.23
	US Bancorp	121,100	3,693,550	0.47
	Wachovia Corp	107,564	6,028,962	0.76
	Wells Fargo & Co	112,200	7,166,214	0.90
	Other		25,106,634	3.17

			81,660,498	10.31

	EATING AND DRINKING PLACES		6,570,326	0.83

	EDUCATIONAL SERVICES		504,096	0.06

120 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$26,773,627	3.38%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	411,774	8,923,142	1.13
d	General Electric Co	699,400	24,325,132	3.07
	Intel Corp	394,400	7,631,640	0.96
	Motorola, Inc	167,271	3,832,179	0.49
	Qualcomm, Inc	110,900	5,612,649	0.71
	Other		23,470,173	2.96

			73,794,915	9.32

	ENGINEERING AND MANAGEMENT SERVICES		1,842,057	0.23

	FABRICATED METAL PRODUCTS		1,765,294	0.22

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	139,600	9,892,056	1.25
	Coca-Cola Co	137,900	5,773,873	0.73
	PepsiCo, Inc	110,800	6,403,132	0.81
	Other		12,129,565	1.53

			34,198,626	4.32

	FOOD STORES		2,217,443	0.28

	FORESTRY		1,180,609	0.15

	FURNITURE AND FIXTURES		2,638,208	0.33

	FURNITURE AND HOMEFURNISHINGS STORES		2,676,635	0.34

	GENERAL BUILDING CONTRACTORS		2,561,115	0.32

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	167,200	7,898,528	1.00
	Other		8,633,027	1.09

			16,531,555	2.09

	HEALTH SERVICES		6,497,316	0.82

	HEAVY CONSTRUCTION, EXCEPT BUILDING		506,220	0.06

	HOLDING AND OTHER INVESTMENT OFFICES		7,258,456	0.92

	HOTELS AND OTHER LODGING PLACES		2,302,713	0.29

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	50,600	3,829,914	0.48
*	Dell, Inc	157,530	4,688,093	0.59
	Hewlett-Packard Co	189,700	6,241,130	0.79
	International Business Machines Corp	105,100	8,667,597	1.09
	Other		20,400,699	2.58

			43,827,433	5.53

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	199,200	11,796,624	1.49
	Medtronic, Inc	80,800	4,100,600	0.52
	Other		16,982,107	2.14

			32,879,331	4.15

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 121

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE		$4,430,424	0.56%

INSURANCE CARRIERS
American International Group, Inc	173,600	11,473,224	1.45
UnitedHealth Group, Inc	90,900	5,077,674	0.64
Other		29,114,888	3.68

		45,665,786	5.77

LEATHER AND LEATHER PRODUCTS		871,416	0.11

LUMBER AND WOOD PRODUCTS		640,946	0.08

METAL MINING		3,375,913	0.43

MISCELLANEOUS MANUFACTURING INDUSTRIES		5,149,416	0.65

MISCELLANEOUS RETAIL		8,863,211	1.12

MOTION PICTURES
Time Warner, Inc	302,200	5,073,938	0.64
Other		6,255,819	0.79

		11,329,757	1.43

NONDEPOSITORY INSTITUTIONS
American Express Co	82,800	4,351,140	0.55
Other		10,668,822	1.35

		15,019,962	1.90

NONMETALLIC MINERALS, EXCEPT FUELS		589,220	0.07

OIL AND GAS EXTRACTION
Schlumberger Ltd	39,500	4,999,515	0.63
Other		20,010,343	2.53

		25,009,858	3.16

PAPER AND ALLIED PRODUCTS		3,803,112	0.48

PERSONAL SERVICES		478,465	0.06

PETROLEUM AND COAL PRODUCTS
Chevron Corp	149,215	8,649,994	1.09
ConocoPhillips	92,400	5,835,060	0.74
Exxon Mobil Corp	409,800	24,940,428	3.15
Other		10,534,619	1.33

		49,960,101	6.31

PRIMARY METAL INDUSTRIES		6,582,985	0.83

PRINTING AND PUBLISHING		5,634,571	0.71

RAILROAD TRANSPORTATION		6,069,850	0.77

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		553,679	0.07

122 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	29,300	$4,598,928	0.58%
	Merrill Lynch & Co, Inc	61,400	4,835,864	0.61
	Morgan Stanley	71,900	4,516,758	0.57
	Other		8,569,361	1.08

			22,520,911	2.84

	TOBACCO PRODUCTS		1,054,790	0.13

	TRANSPORTATION BY AIR		3,145,408	0.40

	TRANSPORTATION EQUIPMENT
	Boeing Co	53,800	4,192,634	0.53
	United Technologies Corp	67,900	3,936,163	0.50
	Other		13,143,632	1.66

			21,272,429	2.69

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	73,300	5,818,554	0.74

			5,818,554	0.74

	WATER TRANSPORTATION		1,373,730	0.17

	WHOLESALE TRADE-DURABLE GOODS		1,196,732	0.15

	WHOLESALE TRADE-NONDURABLE GOODS		7,063,566	0.89

	TOTAL COMMON STOCKS	(Cost $696,038,426)	786,500,762	99.30

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		2,760,000	0.35

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,759,287)	2,760,000	0.35

	TOTAL PORTFOLIO	(Cost $698,797,713)	789,260,762	99.65%
	OTHER ASSETS & LIABILITIES, NET		2,808,234	0.35

	NET ASSETS		$792,068,996	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 4/03/06.

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 123

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	2,285	$178,139	0.46%
*	Other		164,012	0.43

			342,151	0.89

	APPAREL AND ACCESSORY STORES
	Nordstrom, Inc	4,352	170,511	0.44
	Other		781,623	2.03

			952,134	2.47

	APPAREL AND OTHER TEXTILE PRODUCTS		181,763	0.47

	AUTO REPAIR, SERVICES AND PARKING		21,181	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		343,283	0.89

	BUILDING MATERIALS AND GARDEN SUPPLIES		118,161	0.31

	BUSINESS SERVICES
*	Autodesk, Inc	4,509	173,687	0.45
	Moody’s Corp	5,004	357,586	0.93
*	Sun Microsystems, Inc	39,763	203,984	0.53
	Other		3,249,015	8.42

			3,984,272	10.33

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	2,956	320,726	0.83
*	Celgene Corp	6,616	292,560	0.76
*	Forest Laboratories, Inc	6,477	289,069	0.75
*	Medimmune, Inc	4,886	178,730	0.46
	Other		1,827,837	4.74

			2,908,922	7.54

	COAL MINING
	Peabody Energy Corp	5,216	262,939	0.68
	Other		188,996	0.49

			451,935	1.17

	COMMUNICATIONS
*	American Tower Corp (Class A)	7,841	237,739	0.62
	Other		1,073,914	2.78

			1,311,653	3.40

	DEPOSITORY INSTITUTIONS		779,717	2.02

	EATING AND DRINKING PLACES		565,946	1.47

	EDUCATIONAL SERVICES		243,702	0.63

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	13,049	222,616	0.58
	Kinder Morgan, Inc	1,945	178,921	0.46
	Other		416,101	1.08

			817,638	2.12

124 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	7,344	$281,202	0.73%
*	Broadcom Corp (Class A)	8,285	357,581	0.93
	Linear Technology Corp	6,078	213,216	0.55
	Maxim Integrated Products, Inc	6,516	242,069	0.63
	National Semiconductor Corp	6,960	193,766	0.50
*	Nvidia Corp	3,389	194,054	0.50
	Xilinx, Inc	6,939	176,667	0.46
	Other		1,999,801	5.18

			3,658,356	9.48

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	6,596	274,789	0.71
	Other		573,223	1.49

			848,012	2.20

	FABRICATED METAL PRODUCTS		109,839	0.28

	FOOD AND KINDRED PRODUCTS		323,085	0.84

	FOOD STORES
	Whole Foods Market, Inc	2,730	181,381	0.47

			181,381	0.47

	FURNITURE AND FIXTURES		245,933	0.64

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	5,862	225,101	0.58
	Other		214,325	0.56

			439,426	1.14

	GENERAL BUILDING CONTRACTORS		678,982	1.76

	GENERAL MERCHANDISE STORES
	TJX Cos, Inc	9,507	235,964	0.61
	Other		308,600	0.80

			544,564	1.41

	HEALTH SERVICES
*	Coventry Health Care, Inc	3,217	173,654	0.45
	Other		663,029	1.72

			836,683	2.17

	HEAVY CONSTRUCTION, EXCEPT BUILDING		227,878	0.59

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell Midcap Growth Index Fund	2,905	294,422	0.76
	Other		487,873	1.27

			782,295	2.03

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	7,582	193,038	0.50
*	Starwood Hotels & Resorts Worldwide, Inc	2,667	180,636	0.47
	Other		261,536	0.68

			635,210	1.65

	2006 Semiannual Report	| 125
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology		$240,165	0.62%
*	Network Appliance, Inc	6,819	262,298	0.68
	Rockwell Automation, Inc	7,280	263,263	0.68
	Other	3,661	2,163,398	5.61

			2,929,124	7.59

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	7,225	271,299	0.70
	Biomet, Inc	4,973	176,641	0.46
	Kla-Tencor Corp	3,915	189,329	0.49
	Other		1,594,772	4.14

			2,232,041	5.79

	INSURANCE AGENTS, BROKERS AND SERVICE
*	Express Scripts, Inc	2,500	219,750	0.57
	Other		203,282	0.53

			423,032	1.10

	INSURANCE CARRIERS		447,148	1.16

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	7,472	258,382	0.67
	Other		34,230	0.09

			292,612	0.76

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	3,579	213,917	0.56
	Phelps Dodge Corp	2,160	173,945	0.45
	Other		44,183	0.11

			432,045	1.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Fortune Brands, Inc	2,904	234,150	0.61
	Other		17,260	0.04

			251,410	0.65

	MISCELLANEOUS RETAIL		355,179	0.92

	MOTION PICTURES		106,008	0.27

	NONDEPOSITORY INSTITUTIONS		151,601	0.39

	NONMETALLIC MINERALS, EXCEPT FUELS		114,291	0.30

	OIL AND GAS EXTRACTION
	BJ Services Co	6,454	223,308	0.58
	XTO Energy, Inc	7,166	312,223	0.81
	Other		1,253,000	3.25

			1,788,531	4.64

	PERSONAL SERVICES		182,922	0.47

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	4,775	343,800	0.89
	Sunoco, Inc	2,186	169,568	0.44
	Other		216,417	0.56

			729,785	1.89

126 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES		$190,515	0.49%

	PRINTING AND PUBLISHING		465,873	1.21

	RAILROAD TRANSPORTATION		61,910	0.16

	REAL ESTATE		236,504	0.61

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		54,546	0.14

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	686	306,985	0.79
	Legg Mason, Inc	2,491	312,197	0.81
	T Rowe Price Group, Inc	2,621	204,988	0.53
	Other		431,154	1.12

			1,255,324	3.25

	STONE, CLAY, AND GLASS PRODUCTS		52,509	0.14

	TOBACCO PRODUCTS		72,342	0.19

	TRANSPORTATION BY AIR		266,868	0.69

	TRANSPORTATION EQUIPMENT
	ITT Industries, Inc	3,352	188,449	0.49
	Paccar, Inc	3,006	211,863	0.55
	Rockwell Collins, Inc	3,545	199,761	0.52
	Other		620,513	1.60

			1,220,586	3.16

	TRANSPORTATION SERVICES
	Expeditors International Washington, Inc	2,135	184,443	0.48
	Other		207,748	0.54

			392,191	1.02

	TRUCKING AND WAREHOUSING		160,331	0.42

	WATER TRANSPORTATION		25,737	0.07

	WHOLESALE TRADE-DURABLE GOODS		502,434	1.30

	WHOLESALE TRADE-NONDURABLE GOODS		207,923	0.54

	TOTAL COMMON STOCKS	(Cost $27,137,343)	38,135,424	98.86

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		140,000	0.36

	TOTAL SHORT-TERM INVESTMENTS	(Cost $139,964)	140,000	0.36

	TOTAL PORTFOLIO	(Cost $27,277,307)	38,275,424	99.22%
	OTHER ASSETS & LIABILITIES, NET		301,730	0.78

	NET ASSETS		$38,577,154	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	| 127
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$227,361	0.38%

	APPAREL AND ACCESSORY STORES		105,666	0.18

	APPAREL AND OTHER TEXTILE PRODUCTS		497,706	0.83

	AUTO REPAIR, SERVICES AND PARKING		52,079	0.09

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		113,655	0.19

	BUSINESS SERVICES
*	Computer Sciences Corp	5,686	315,857	0.53
	Electronic Data Systems Corp	11,902	319,331	0.53
	Other		1,713,482	2.86

			2,348,670	3.92

	CHEMICALS AND ALLIED PRODUCTS
	PPG Industries, Inc	5,108	323,592	0.54
	Other		2,573,673	4.30

			2,897,265	4.84

	COAL MINING		166,980	0.28

	COMMUNICATIONS
*	Qwest Communications International, Inc	44,985	305,898	0.51
	Other		1,070,784	1.79

			1,376,682	2.30

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	10,423	281,942	0.47
	CIT Group, Inc	5,953	318,605	0.53
	Comerica, Inc	5,030	291,589	0.49
	Keycorp	12,143	446,862	0.75
	Marshall & Ilsley Corp	6,819	297,172	0.50
	Mellon Financial Corp	11,670	415,452	0.69
	North Fork Bancorporation, Inc	14,232	410,309	0.68
	Other		3,715,467	6.20

			6,177,398	10.31

	EATING AND DRINKING PLACES		184,433	0.31

	EDUCATIONAL SERVICES		7,153	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	5,790	288,458	0.48
	American Electric Power Co, Inc	11,435	389,019	0.65
	Consolidated Edison, Inc	7,243	315,071	0.53
	Constellation Energy Group, Inc	5,316	290,838	0.48
	Edison International	9,703	399,570	0.67
	PG&E Corp	10,287	400,164	0.67
	PPL Corp	11,310	332,514	0.55
	Progress Energy, Inc	7,404	325,628	0.54
	Public Service Enterprise Group, Inc	7,479	478,955	0.80

128 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Sempra Energy	7,632	$354,583	0.59%
	Other		4,904,896	8.19

			8,479,696	14.15

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Freescale Semiconductor, Inc (Class B )	10,410	289,086	0.48
*	Lucent Technologies, Inc	131,685	401,639	0.67
	Other		1,609,901	2.69

			2,300,626	3.84

	ENGINEERING AND MANAGEMENT SERVICES		127,079	0.21

	FABRICATED METAL PRODUCTS		205,017	0.34

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	19,391	652,507	1.09
	ConAgra Foods, Inc	15,432	331,171	0.55
	Other		1,449,185	2.42

			2,432,863	4.06

	FOOD STORES
	Albertson’s, Inc	10,995	282,242	0.47
	Kroger Co	21,715	442,117	0.74

			724,359	1.21

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	4,657	353,606	0.59
	Other		327,449	0.55

			681,055	1.14

	FURNITURE AND HOMEFURNISHINGS STORES		189,149	0.32

	GENERAL BUILDING CONTRACTORS		752,332	1.26

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	8,106	591,738	0.99
	Other		480,931	0.80

			1,072,669	1.79

	HEALTH SERVICES
	AmerisourceBergen Corp	6,214	299,950	0.50
	Other		208,554	0.35

			508,504	0.85

	HEAVY CONSTRUCTION, EXCEPT BUILDING		29,752	0.05

	HOLDING AND OTHER INVESTMENT OFFICES
	Archstone-Smith Trust	6,309	307,690	0.51
	Boston Properties, Inc	3,311	308,751	0.51
	Equity Office Properties Trust	11,340	380,797	0.64
	Equity Residential	8,539	399,540	0.67
	Prologis	6,580	352,030	0.59

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 129

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Vornado Realty Trust	3,575	$343,200	0.57%
	Other		4,553,455	7.60

			6,645,463	11.09

	HOTELS AND OTHER LODGING PLACES		167,632	0.28

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,319,015	2.20

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	28,554	434,021	0.72
	Other		1,040,448	1.74

			1,474,469	2.46

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	9,433	391,564	0.65
	Other		68,874	0.12

			460,438	0.77

	INSURANCE CARRIERS
	Cigna Corp	3,606	471,016	0.79
	Principal Financial Group	8,747	426,854	0.71
	Other		4,366,481	7.29

			5,264,351	8.79

	LOCAL AND INTERURBAN PASSENGER TRANSIT		81,954	0.14

	LUMBER AND WOOD PRODUCTS		294,012	0.49

	METAL MINING		226,450	0.38

	MISCELLANEOUS MANUFACTURING INDUSTRIES		284,059	0.47

	MISCELLANEOUS RETAIL
*	Office Depot, Inc	8,827	328,717	0.55
	Other		395,324	0.66

			724,041	1.21

	NONDEPOSITORY INSTITUTIONS		240,676	0.40

	NONMETALLIC MINERALS, EXCEPT FUELS		86,390	0.14

	OIL AND GAS EXTRACTION
	Kerr-McGee Corp	3,429	327,401	0.54
	Other		1,220,120	2.04

			1,547,521	2.58

	PAPER AND ALLIED PRODUCTS		639,981	1.07

	PERSONAL SERVICES		73,960	0.12

	PETROLEUM AND COAL PRODUCTS
	Amerada Hess Corp	2,322	330,653	0.55
	Other		270,282	0.45

			600,935	1.00

130 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES
	Nucor Corp	4,767	$499,534	0.83%
	Other		495,671	0.83

			995,205	1.66

	PRINTING AND PUBLISHING		822,185	1.37

	RAILROAD TRANSPORTATION
	CSX Corp	6,447	385,531	0.64
	Norfolk Southern Corp	10,268	555,191	0.93

			940,722	1.57

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		186,127	0.31

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	3,550	492,385	0.82
*	E*Trade Financial Corp	12,408	334,768	0.56
	Other		637,151	1.06

			1,464,304	2.44

	STONE, CLAY, AND GLASS PRODUCTS		268,391	0.45

	TOBACCO PRODUCTS		462,476	0.77

	TRANSPORTATION BY AIR		213,415	0.36

	TRANSPORTATION EQUIPMENT		699,927	1.17

	TRANSPORTATION SERVICES		61,188	0.10

	TRUCKING AND WAREHOUSING		83,055	0.14

	WATER TRANSPORTATION		166,549	0.28

	WHOLESALE TRADE-DURABLE GOODS		845,522	1.41

	WHOLESALE TRADE-NONDURABLE GOODS
	McKesson Corp	5,420	282,545	0.47
	Safeway, Inc	13,369	335,829	0.56
	Other		205,390	0.34

			823,764	1.37

	TOTAL COMMON STOCKS	(Cost $45,220,041)	59,822,326	99.85

	TOTAL PORTFOLIO	(Cost $45,220,041)	59,822,326	99.85%
	OTHER ASSETS & LIABILITIES, NET		92,442	0.15

	NET ASSETS		$59,914,768	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 131

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	4,135	$322,365	0.36%
	Other		230,857	0.25

			553,222	0.61

	APPAREL AND ACCESSORY STORES		1,180,636	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		586,481	0.65

	AUTO REPAIR, SERVICES AND PARKING		62,110	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		479,423	0.53

	BUILDING MATERIALS AND GARDEN SUPPLIES		136,813	0.15

	BUSINESS SERVICES
	Electronic Data Systems Corp	11,765	315,655	0.35
	Moody’s Corp	5,727	409,251	0.45
*	Sun Microsystems, Inc	78,206	401,197	0.45
	Other		5,220,239	5.79

			6,346,342	7.04

	CHEMICALS AND ALLIED PRODUCTS
	Allergan, Inc	3,347	363,150	0.40
*	Biogen Idec, Inc	7,907	372,420	0.41
*	Celgene Corp	7,580	335,188	0.37
*	Forest Laboratories, Inc	7,397	330,128	0.37
	Other		4,139,128	4.59

			5,540,014	6.14

	COAL MINING
	Peabody Energy Corp	5,968	300,847	0.33
	Other		341,262	0.38

			642,109	0.71

	COMMUNICATIONS
*	American Tower Corp (Class A )	9,631	292,012	0.32
	Other		2,272,547	2.52

			2,564,559	2.84

	DEPOSITORY INSTITUTIONS
	Keycorp	9,266	340,989	0.38
	Mellon Financial Corp	9,621	342,508	0.38
	North Fork Bancorporation, Inc	10,860	313,094	0.35
	Other		4,626,345	5.13

			5,622,936	6.24

	EATING AND DRINKING PLACES		796,522	0.88

	EDUCATIONAL SERVICES		284,683	0.32

132 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	8,727	$296,893	0.33%
	Edison International	7,433	306,091	0.34
	PG&E Corp	7,844	305,132	0.34
	Public Service Enterprise Group, Inc	5,770	369,511	0.41
	Other		6,148,985	6.82

			7,426,612	8.24

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Advanced Micro Devices, Inc	11,070	367,081	0.41
	Analog Devices, Inc	8,407	321,904	0.36
*	Broadcom Corp (Class A)	9,528	411,228	0.45
*	Lucent Technologies, Inc	100,743	307,266	0.34
	Other		4,545,910	5.04

			5,953,389	6.60

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	7,541	314,158	0.35
	Other		749,875	0.83

			1,064,033	1.18

	FABRICATED METAL PRODUCTS		286,608	0.32

	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	15,072	507,173	0.56
	H.J. Heinz Co	7,961	301,881	0.34
	Other		1,428,647	1.58

			2,237,701	2.48

	FOOD STORES
	Kroger Co	16,564	337,243	0.37
	Other		424,333	0.47

			761,576	0.84

	FURNITURE AND FIXTURES
	Johnson Controls, Inc	4,354	330,599	0.37
	Other		467,409	0.52

			798,008	0.89

	FURNITURE AND HOMEFURNISHINGS STORES		644,736	0.72

	GENERAL BUILDING CONTRACTORS		1,347,598	1.49

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	6,247	456,031	0.50
	Other		998,997	1.11

			1,455,028	1.61

	HEALTH SERVICES		1,343,504	1.49

	HEAVY CONSTRUCTION, EXCEPT BUILDING		281,537	0.31

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 133

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Residential	6,515	$304,837	0.34%
	iShares Russell Midcap Index Fund	8,350	790,495	0.87
	Prologis	5,507	294,625	0.33
	Other		4,899,682	5.43

			6,289,639	6.97

	HOTELS AND OTHER LODGING PLACES
*	Starwood Hotels & Resorts Worldwide, Inc	4,914	332,825	0.37
	Other		528,631	0.59

			861,456	0.96

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Network Appliance, Inc	8,320	299,770	0.33
	Rockwell Automation, Inc	4,180	300,584	0.33
	Other		3,791,174	4.21

			4,391,528	4.87

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	9,742	365,812	0.40
*	Xerox Corp	21,780	331,056	0.37
	Other		2,985,005	3.31

			3,681,873	4.08

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	7,222	299,785	0.33
	Other		532,527	0.59

			832,312	0.92

	INSURANCE CARRIERS
	Cigna Corp	2,750	359,205	0.40
	Principal Financial Group	6,679	325,935	0.36
	Other		3,848,786	4.27

			4,533,926	5.03

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	8,554	295,797	0.33
	Other		42,856	0.05

			338,653	0.38

	LOCAL AND INTERURBAN PASSENGER TRANSIT		63,403	0.07

	LUMBER AND WOOD PRODUCTS		221,315	0.25

	METAL MINING
	Phelps Dodge Corp	4,666	375,753	0.42
	Other		298,024	0.33

			673,777	0.75

	MISCELLANEOUS MANUFACTURING INDUSTRIES		502,280	0.56

	MISCELLANEOUS RETAIL		959,591	1.06

	MOTION PICTURES		121,200	0.13

134 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

NONDEPOSITORY INSTITUTIONS		$367,181	0.41%

NONMETALLIC MINERALS, EXCEPT FUELS		202,761	0.23

OIL AND GAS EXTRACTION
XTO Energy, Inc	8,205	357,492	0.40
Other		2,869,956	3.18

		3,227,448	3.58

PAPER AND ALLIED PRODUCTS		492,103	0.55

PERSONAL SERVICES		264,486	0.29

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc	5,440	391,680	0.43
Other		890,215	0.99

		1,281,895	1.42

PRIMARY METAL INDUSTRIES
Nucor Corp	3,640	381,436	0.42
Other		593,310	0.66

		974,746	1.08

PRINTING AND PUBLISHING		1,170,688	1.30

RAILROAD TRANSPORTATION
CSX Corp	4,930	294,814	0.33
Norfolk Southern Corp	9,276	501,553	0.55

		796,367	0.88

REAL ESTATE		272,526	0.30

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		203,711	0.23

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	2,740	380,038	0.42
Chicago Mercantile Exchange Holdings, Inc	779	348,603	0.39
Legg Mason, Inc	2,814	352,679	0.39
Other		1,480,676	1.64

		2,561,996	2.84

STONE, CLAY, AND GLASS PRODUCTS		265,434	0.29

TOBACCO PRODUCTS		435,526	0.48

TRANSPORTATION BY AIR
Southwest Airlines Co	18,011	324,018	0.36
Other		149,561	0.17

		473,579	0.53

TRANSPORTATION EQUIPMENT		1,945,800	2.16

TRANSPORTATION SERVICES		495,380	0.55

TRUCKING AND WAREHOUSING		254,428	0.28

WATER TRANSPORTATION		156,250	0.17

WHOLESALE TRADE-DURABLE GOODS		1,211,032	1.34

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 135

Mid-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	McKesson Corp	6,813	$355,142	0.39%
	Other		504,287	0.56

			859,429	0.95

	TOTAL COMMON STOCKS (Cost $64,416,419)		89,779,899	99.55

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		130,000	0.14

	TOTAL SHORT-TERM INVESTMENTS (Cost $129,966)		130,000	0.14

	TOTAL PORTFOLIO (Cost $64,546,385)		89,909,899	99.69%
	OTHER ASSETS & LIABILITIES, NET		274,555	0.31

	NET ASSETS		$90,184,454	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

136 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$505,009	0.48%

	APPAREL AND ACCESSORY STORES		1,856,679	1.76

	APPAREL AND OTHER TEXTILE PRODUCTS		753,914	0.71

	AUTO REPAIR, SERVICES AND PARKING		173,152	0.16

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		146,264	0.14

	BUILDING MATERIALS AND GARDEN SUPPLIES
*	Tractor Supply Co	4,891	324,469	0.31
	Other		39,489	0.04

			363,958	0.35

	BUSINESS SERVICES
	Acxiom Corp	13,280	343,155	0.33
*	CNET Networks, Inc	19,324	274,594	0.26
*	Micros Systems, Inc	5,679	261,632	0.25
*	Openwave Systems, Inc	13,254	286,021	0.27
*	Parametric Technology Corp	16,245	265,281	0.25
	Other		12,769,506	12.09

			14,200,189	13.45

	CHEMICALS AND ALLIED PRODUCTS
*	Abgenix, Inc	13,381	301,073	0.29
*	Alkermes, Inc	13,678	301,600	0.29
*	Amylin Pharmaceuticals, Inc	16,417	803,612	0.76
	Medicis Pharmaceutical Corp (Class A)	8,109	264,353	0.25
*	Neurocrine Biosciences, Inc	5,527	356,713	0.34
	Other		8,495,564	8.04

			10,522,915	9.97

	COAL MINING		222,454	0.21

	COMMUNICATIONS
*	SBA Communications Corp	11,146	260,928	0.25
	Other		1,599,058	1.51

			1,859,986	1.76

	DEPOSITORY INSTITUTIONS
	MoneyGram International, Inc	10,640	326,861	0.31
*	SVB Financial Group	5,295	280,900	0.27
	Other		4,321,671	4.09

			4,929,432	4.67

	EATING AND DRINKING PLACES
	Ruby Tuesday, Inc	8,684	278,583	0.26
	Other		1,520,313	1.44

			1,798,896	1.70

	EDUCATIONAL SERVICES		762,056	0.72

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 137

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Covanta Holding Corp	16,205	$270,137	0.26%
*	Waste Connections, Inc	6,988	278,192	0.26
	Other		280,563	0.27

			828,892	0.79

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cypress Semiconductor Corp	20,653	350,068	0.33
*	Maxtor Corp	36,286	346,894	0.33
*	Microsemi Corp	9,671	281,523	0.27
*	PMC - Sierra, Inc	27,257	334,989	0.32
*	Silicon Laboratories, Inc	6,456	354,757	0.33
	Other		8,101,373	7.67

			9,769,604	9.25

	ENGINEERING AND MANAGEMENT SERVICES		2,788,653	2.64

	FABRICATED METAL PRODUCTS		919,756	0.87

	FOOD AND KINDRED PRODUCTS
*	Hansen Natural Corp	2,252	283,865	0.27
	Other		551,581	0.52

			835,446	0.79

	FOOD STORES		386,956	0.37

	FURNITURE AND FIXTURES
*	BE Aerospace, Inc	11,131	279,611	0.27
	Other		348,981	0.33

			628,592	0.60

	FURNITURE AND HOMEFURNISHINGS STORES
*	GameStop Corp	8,225	387,727	0.37
	Other		303,075	0.28

			690,802	0.65

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	5,919	394,324	0.37
	Other		162,863	0.15

			557,187	0.52

	GENERAL MERCHANDISE STORES		200,227	0.19

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	3,681	377,818	0.36
	Other		1,879,484	1.78

			2,257,302	2.14

	HEAVY CONSTRUCTION, EXCEPT BUILDING		13,710	0.01

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 2000 Growth Index Fund	8,300	661,510	0.62
*	Rambus, Inc	10,147	399,183	0.38
	Other		2,975,022	2.82

			4,035,715	3.82

138 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES		$318,144	0.30%

	INDUSTRIAL MACHINERY AND EQUIPMENT
	JLG Industries, Inc	15,350	472,627	0.45
	Manitowoc Co, Inc	3,792	345,641	0.33
	Other		5,149,942	4.87

			5,968,210	5.65

	INSTRUMENTS AND RELATED PRODUCTS
*	Hologic, Inc	6,038	334,203	0.31
*	Intuitive Surgical, Inc	5,182	611,476	0.58
	Other		6,576,526	6.23

			7,522,205	7.12

	INSURANCE AGENTS, BROKERS AND SERVICE
	National Financial Partners Corp	5,612	317,190	0.30
	Other		176,177	0.17

			493,367	0.47

	INSURANCE CARRIERS		816,057	0.77

	JUSTICE, PUBLIC ORDER AND SAFETY		183,557	0.17

	LEATHER AND LEATHER PRODUCTS		281,029	0.27

	LEGAL SERVICES		106,453	0.10

	LUMBER AND WOOD PRODUCTS		403,516	0.38

	METAL MINING
	Cleveland-Cliffs, Inc	3,267	284,621	0.27
*	Coeur d’Alene Mines Corp	41,081	269,491	0.25
	Other		252,828	0.24

			806,940	0.76

	MISCELLANEOUS MANUFACTURING INDUSTRIES		865,392	0.82

	MISCELLANEOUS RETAIL		2,044,708	1.94

	MOTION PICTURES		211,732	0.20

	NONDEPOSITORY INSTITUTIONS		568,993	0.54

	NONMETALLIC MINERALS, EXCEPT FUELS		262,467	0.25

	OIL AND GAS EXTRACTION
*	Cheniere Energy, Inc	7,150	290,076	0.27
*	Helix Energy Solutions Group, Inc	11,658	441,838	0.42
	St. Mary Land & Exploration Co	6,731	274,827	0.26
*	Superior Energy Services	11,581	310,255	0.29
	Todco	7,089	279,377	0.27
	Other		3,746,626	3.55

			5,342,999	5.06

	PAPER AND ALLIED PRODUCTS		217,081	0.21

	PERSONAL SERVICES		243,582	0.23

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 139

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	8,250	$489,638	0.47%
	Other		709,742	0.67

			1,199,380	1.14

	PRIMARY METAL INDUSTRIES		1,927,213	1.83

	PRINTING AND PUBLISHING		880,339	0.83

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	4,846	261,199	0.25
	Other		305,344	0.29

			566,543	0.54

	REAL ESTATE
	Jones Lang LaSalle, Inc	4,562	349,175	0.33
	Other		214,550	0.20

			563,725	0.53

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	10,254	336,844	0.32
	Other		600,892	0.57

			937,736	0.89

	SECURITY AND COMMODITY BROKERS		1,130,835	1.07

	SOCIAL SERVICES		547,461	0.52

	SPECIAL TRADE CONTRACTORS		248,221	0.24

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	7,574	482,918	0.46
	Other		174,287	0.16

			657,205	0.62

	TOBACCO PRODUCTS		22,004	0.02

	TRANSPORTATION BY AIR
*	Continental Airlines, Inc (Class B)	12,854	345,773	0.33
	Other		491,814	0.46

			837,587	0.79

	TRANSPORTATION EQUIPMENT
	Thor Industries, Inc	5,169	275,818	0.26
	Other		983,734	0.93

			1,259,552	1.19

	TRANSPORTATION SERVICES		690,296	0.65

	TRUCKING AND WAREHOUSING		582,289	0.55

	WATER TRANSPORTATION		381,875	0.36

	WHOLESALE TRADE-DURABLE GOODS
*	WESCO International, Inc	4,780	325,088	0.31
	Other		2,515,855	2.38

			2,840,943	2.69

140 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS		$1,502,156	1.42%

TOTAL COMMON STOCKS	(Cost $75,818,926)	105,439,538	99.84

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS
Federal National Mortgage Association (FNMA)	4.650%, 04/03/06	$ 760,000	760,000	0.72

			760,000	0.72

TOTAL SHORT-TERM INVESTMENTS		(Cost $759,804)	760,000	0.72

TOTAL PORTFOLIO		(Cost $76,578,730)	106,199,538	100.56%
OTHER ASSETS & LIABILITIES, NET			(595,718)	(0.56)

NET ASSETS			$105,603,820	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 141

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited)
March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$90,071	0.10%

	AMUSEMENT AND RECREATION SERVICES		491,383	0.55

	APPAREL AND ACCESSORY STORES
*	Charming Shoppes, Inc	15,771	234,515	0.26
	Other		881,652	0.99

			1,116,167	1.25

	APPAREL AND OTHER TEXTILE PRODUCTS		492,289	0.55

	AUTO REPAIR, SERVICES AND PARKING		570,928	0.64

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		707,917	0.80

	BUILDING MATERIALS AND GARDEN SUPPLIES		229,100	0.26

	BUSINESS SERVICES
*	United Rentals, Inc	8,865	305,842	0.34
	Other		4,06 4,485	4.57

			4,370,327	4.91

	CHEMICALS AND ALLIED PRODUCTS
*	Vertex Pharmaceuticals, Inc	14,239	521,005	0.58
	Other		2,856,298	3.21

			3,377,303	3.79

	COAL MINING		82,017	0.09

	COMMUNICATIONS
*	Level 3 Communications, Inc	107,654	557,648	0.63
	Other		1,971,917	2.21

			2,529,565	2.84

	DEPOSITORY INSTITUTIONS
	Bancorpsouth, Inc	10,305	247,423	0.28
	Other		12,460,900	13.99

			12,708,323	14.27

	EATING AND DRINKING PLACES		870,095	0.98

	ELECTRIC, GAS, AND SANITARY SERVICES
	Nicor, Inc	5,813	229,962	0.26
*	Sierra Pacific Resources	26,432	365,026	0.41
	Other		3,466,669	3.89

			4,061,657	4.56

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	5,801	232,040	0.26
*	Brocade Communications Systems, Inc	35,358	236,191	0.27
*	Ciena Corp	75,350	392,574	0.44
*	Conexant Systems, Inc	62,088	214,204	0.24
*	Fairchild Semiconductor International, Inc	11,802	225,064	0.25
*	Hexcel Corp	10,467	229,960	0.26
	Other		4,722,291	5.30

			6,252,324	7.02

142 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc	10,210	$310,384	0.35%
*	URS Corp	5,684	228,781	0.26
	Washington Group International, Inc	3,815	218,943	0.24
	Other		1,031,818	1.16

			1,789,926	2.01

	FABRICATED METAL PRODUCTS
	Crane Co	6,750	276,818	0.31
	Other		900,009	1.01

			1,176,827	1.32

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	9,896	292,625	0.33
	Other		1,095,964	1.23

			1,388,589	1.56

	FOOD STORES		355,751	0.40

	FURNITURE AND FIXTURES		591,551	0.66

	FURNITURE AND HOMEFURNISHINGS STORES		198,114	0.22

	GENERAL BUILDING CONTRACTORS		399,771	0.45

	GENERAL MERCHANDISE STORES		324,417	0.36

	HEALTH SERVICES		512,771	0.58

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	4,552	221,591	0.25
	Other		217,910	0.24

			439,501	0.49

	HOLDING AND OTHER INVESTMENT OFFICES
	Brandywine Realty Trust	11,473	364,382	0.41
	Colonial Properties Trust	5,892	295,366	0.33
	First Industrial Realty Trust, Inc	5,662	241,711	0.27
	Highwoods Properties, Inc	7,081	238,842	0.27
	iShares Russell 2000 Value Index Fund	4,200	313,908	0.35
	LaSalle Hotel Properties	5,190	212,790	0.24
	Post Properties, Inc	5,530	246,085	0.28
	Potlatch Corp	5,020	215,057	0.24
	Other		8,401,255	9.44

			10,529,396	11.83

	HOTELS AND OTHER LODGING PLACES		587,218	0.66

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	3Com Corp	50,507	258,596	0.29
*	AGCO Corp	11,904	246,889	0.28
	Briggs & Stratton Corp	6,797	240,410	0.27
*	Flowserve Corp	7,278	424,599	0.48
*	Gardner Denver, Inc	3,304	215,421	0.24
	Kennametal, Inc	4,994	305,333	0.34
	Lincoln Electric Holdings, Inc	4,365	235,666	0.26

	2006 Semiannual Report	| 143
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
*	Palm, Inc	10,006	$231,739	0.26%
	Other		2,587,682	2.91

			4,746,335	5.33

	INSTRUMENTS AND RELATED PRODUCTS		2,504,985	2.81

	INSURANCE AGENTS, BROKERS AND SERVICE		311,799	0.35

	INSURANCE CARRIERS
	Ohio Casualty Corp	8,246	261,398	0.30
	Phoenix Cos, Inc	14,818	241,533	0.27
	Other		2,974,327	3.34

			3,477,258	3.91

	JUSTICE, PUBLIC ORDER AND SAFETY		73,043	0.08

	LEATHER AND LEATHER PRODUCTS		364,777	0.41

	LEGAL SERVICES		123,478	0.14

	LUMBER AND WOOD PRODUCTS		215,872	0.24

	METAL MINING		136,844	0.15

	MISCELLANEOUS MANUFACTURING INDUSTRIES		609,907	0.69

	MISCELLANEOUS RETAIL		669,173	0.75

	MOTION PICTURES		397,110	0.45

	NONDEPOSITORY INSTITUTIONS		615,773	0.69

	NONMETALLIC MINERALS, EXCEPT FUELS		64,124	0.07

	OIL AND GAS EXTRACTION
	Cimarex Energy Co	10,707	463,185	0.52
*	Hanover Compressor Co	11,872	221,057	0.25
	Other		2,501,321	2.81

			3,185,563	3.58

	PAPER AND ALLIED PRODUCTS
	Bowater, Inc	7,367	217,916	0.25
	Other		722,143	0.81

			940,059	1.06

	PERSONAL SERVICES		484,017	0.54

	PETROLEUM AND COAL PRODUCTS		113,444	0.13

	PIPELINES, EXCEPT NATURAL GAS		54,652	0.06

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp	3,236	305,867	0.34
*	Oregon Steel Mills, Inc	4,659	238,401	0.27
	Steel Dynamics, Inc	5,315	301,520	0.34
	Other		1,860,616	2.09

			2,706,404	3.04

	PRINTING AND PUBLISHING		927,115	1.04

144 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	RAILROAD TRANSPORTATION		167,630	0.19

	REAL ESTATE		318,969	0.36

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		518,515	0.58

	SECURITY AND COMMODITY BROKERS
*	Investment Technology Group, Inc	5,220	259,956	0.29
	Other		896,247	1.01

			1,156,203	1.30

	SOCIAL SERVICES		59,933	0.07

	SPECIAL TRADE CONTRACTORS
*	Quanta Services, Inc	15,254	244,369	0.27
	Other		311,627	0.35

			555,996	0.62

	STONE, CLAY, AND GLASS PRODUCTS		201,572	0.23

	TEXTILE MILL PRODUCTS		22,350	0.03

	TOBACCO PRODUCTS		201,736	0.23

	TRANSPORTATION BY AIR		514,559	0.58

	TRANSPORTATION EQUIPMENT
*	Armor Holdings, Inc	4,542	264,753	0.30
	Trinity Industries, Inc	5,409	294,196	0.33
	Other		1,659,717	1.86

			2,218,666	2.49

	TRANSPORTATION SERVICES
	GATX Corp	5,789	239,028	0.27
	Other		85,503	0.09

			324,531	0.36

	TRUCKING AND WAREHOUSING		384,530	0.43

	WATER TRANSPORTATION		84,668	0.10

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	7,955	425,513	0.48
	Other		1,478,099	1.66

			1,903,612	2.14

	WHOLESALE TRADE-NONDURABLE GOODS		750,536	0.84

	TOTAL COMMON STOCKS (Cost $67,632,007)		88,349,036	99.22

	2006 Semiannual Report	| 145
SEE NOTES TO FINANCIAL STATEMENTS	Retirement Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Value Index Fund |	Summary portfolio of investments (unaudited)
	March 31, 2006	concluded

					% OF NET
ISSUER			PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association . . . . . 4.650%, 04/03/06			$600,000	$600,000	0.67%

				600,000	0.67

	TOTAL SHORT-TERM INVESTMENTS	(Cost $599,845)		600,000	0.67

	TOTAL PORTFOLIO	(Cost $68,231,852)		88,949,036	99.89%
	OTHER ASSETS & LIABILITIES, NET			96,041	0.11

	NET ASSETS			$89,045,077	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

146 |	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$106,657	0.05%

	AMUSEMENT AND RECREATION SERVICES		1,052,568	0.52

	APPAREL AND ACCESSORY STORES		3,077,137	1.52

	APPAREL AND OTHER TEXTILE PRODUCTS		1,269,814	0.62

	AUTO REPAIR, SERVICES AND PARKING		811,129	0.40

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		943,660	0.46

	BUILDING MATERIALS AND GARDEN SUPPLIES
*	Tractor Supply Co	4,850	321,749	0.16
	Other		302,684	0.15

			624,433	0.31

	BUSINESS SERVICES
	Acxiom Corp	12,858	332,251	0.16
*	United Rentals, Inc	10,052	346,794	0.17
	Other		18,178,797	8.96

			18,857,842	9.29

	CHEMICALS AND ALLIED PRODUCTS
*	Amylin Pharmaceuticals, Inc	16,257	795,780	0.39
*	Neurocrine Biosciences, Inc	5,420	349,807	0.17
*	Vertex Pharmaceuticals, Inc	16,016	586,025	0.29
	Other		12,421,681	6.12

			14,153,293	6.97

	COAL MINING		308,876	0.15

	COMMUNICATIONS
*	Level 3 Communications, Inc	121,069	627,137	0.31
	Other		4,074,606	2.01

			4,701,743	2.32

	DEPOSITORY INSTITUTIONS
	MoneyGram International, Inc	12,782	392,663	0.19
	Other		18,770,058	9.25

			19,162,721	9.44

	EATING AND DRINKING PLACES		2,758,765	1.36

	EDUCATIONAL SERVICES		735,307	0.36

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Sierra Pacific Resources	29,731	410,585	0.20
	Other		4,968,871	2.45

			5,379,456	2.65

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 147

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Ciena Corp	84,744	$441,516	0.22%
*	Cypress Semiconductor Corp	20,253	343,288	0.17
*	Fairchild Semiconductor International, Inc	17,539	334,469	0.17
*	Integrated Device Technology, Inc	29,036	431,475	0.21
*	Maxtor Corp	37,337	356,942	0.18
*	PMC - Sierra, Inc	26,796	329,323	0.16
*	Silicon Laboratories, Inc	6,266	344,317	0.17
	Other		14,015,184	6.90

			16,596,514	8.18

	ENGINEERING AND MANAGEMENT SERVICES
*	Shaw Group, Inc	11,490	349,296	0.17
	Other		4,412,466	2.18

			4,761,762	2.35

	FABRICATED METAL PRODUCTS		2,240,108	1.10

	FOOD AND KINDRED PRODUCTS
	Corn Products International, Inc	11,132	329,173	0.16
	Other		2,086,068	1.03

			2,415,241	1.19

	FOOD STORES		773,932	0.38

	FURNITURE AND FIXTURES		1,280,274	0.63

	FURNITURE AND HOMEFURNISHINGS STORES
*	GameStop Corp	8,148	384,097	0.19
	Other		514,027	0.25

			898,124	0.44

	GENERAL BUILDING CONTRACTORS
	Walter Industries, Inc	5,775	384,730	0.19
	Other		615,035	0.30

			999,765	0.49

	GENERAL MERCHANDISE STORES		556,625	0.27

	HEALTH SERVICES
*	Pediatrix Medical Group, Inc	3,655	375,149	0.18
	Other		2,408,500	1.19

			2,783,649	1.37

	HEAVY CONSTRUCTION, EXCEPT BUILDING		519,403	0.26

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	3,350	319,356	0.16
	Brandywine Realty Trust	13,004	413,007	0.20
	Colonial Properties Trust	6,589	330,307	0.16
	Kilroy Realty Corp	4,235	327,196	0.16
*	Rambus, Inc	14,657	576,606	0.29
	Other		12,951,296	6.38

			14,917,768	7.35

148 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES		$962,504	0.47%

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Flowserve Corp	8,180	477,221	0.23
*	Foundry Networks, Inc	18,123	329,114	0.16
	JLG Industries, Inc	14,968	460,865	0.23
	Kennametal, Inc	5,617	343,423	0.17
	Manitowoc Co, Inc	4,432	403,977	0.20
	Other		9,174,790	4.52

			11,189,390	5.51

	INSTRUMENTS AND RELATED PRODUCTS
*	Hologic, Inc	6,430	355,901	0.17
*	Intuitive Surgical, Inc	5,121	604,278	0.30
	Other		9,209,702	4.54

			10,169,881	5.01

	INSURANCE AGENTS, BROKERS AND SERVICE		822,531	0.41

	INSURANCE CARRIERS		4,708,068	2.32

	JUSTICE, PUBLIC ORDER AND SAFETY		260,894	0.13

	LEATHER AND LEATHER PRODUCTS		705,965	0.35

	LEGAL SERVICES		248,391	0.12

	LUMBER AND WOOD PRODUCTS		633,420	0.31

	METAL MINING		944,672	0.47

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,546,356	0.76

	MISCELLANEOUS RETAIL		2,771,066	1.36

	MOTION PICTURES		649,244	0.32

	NONDEPOSITORY INSTITUTIONS		1,274,157	0.63

	NONMETALLIC MINERALS, EXCEPT FUELS		330,849	0.16

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	7,290	349,410	0.17
	Cimarex Energy Co	12,088	522,927	0.26
*	Helix Energy Solutions Group, Inc	11,330	429,407	0.21
	St. Mary Land & Exploration Co	8,410	343,380	0.17
	Other		7,176,358	3.54

			8,821,482	4.35

	PAPER AND ALLIED PRODUCTS		1,276,200	0.63

	PERSONAL SERVICES		785,342	0.39

	PETROLEUM AND COAL PRODUCTS
	Frontier Oil Corp	8,154	483,940	0.24
	Other		827,623	0.41

			1,311,563	0.65

	PIPELINES, EXCEPT NATURAL GAS		61,420	0.03

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 149

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRIMARY METAL INDUSTRIES
	Carpenter Technology Corp	3,610	$341,217	0.17%
*	Maverick Tube Corp	6,328	335,321	0.16
	Steel Dynamics, Inc	5,994	340,040	0.17
	Other		3,903,026	1.92

			4,919,604	2.42

	PRINTING AND PUBLISHING		1,906,487	0.94

	RAILROAD TRANSPORTATION		751,154	0.37

	REAL ESTATE
	Jones Lang LaSalle, Inc	5,040	385,762	0.19
	Other		523,759	0.26

			909,521	0.45

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
*	Jarden Corp	10,164	333,887	0.17
	Other		1,181,866	0.58

			1,515,753	0.75

	SECURITY AND COMMODITY BROKERS		2,426,756	1.20

	SOCIAL SERVICES		596,742	0.29

	SPECIAL TRADE CONTRACTORS		874,097	0.43

	STONE, CLAY, AND GLASS PRODUCTS
	Eagle Materials, Inc	7,592	484,066	0.24
	Other		392,502	0.19

			876,568	0.43

	TEXTILE MILL PRODUCTS		27,033	0.01

	TOBACCO PRODUCTS		238,753	0.12

	TRANSPORTATION BY AIR
*	Continental Airlines, Inc (Class B)	12,643	340,097	0.17
	Other		1,060,398	0.52

			1,400,495	0.69

	TRANSPORTATION EQUIPMENT
	Trinity Industries, Inc	6,081	330,746	0.16
	Other		3,391,163	1.67

			3,721,909	1.83

	TRANSPORTATION SERVICES		1,035,693	0.51

	TRUCKING AND WAREHOUSING		1,015,017	0.50

	WATER TRANSPORTATION		471,288	0.23

150 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co		8,950	$478,735	0.24%
	Reliance Steel & Aluminum Co		4,201	394,558	0.19
*	WESCO International, Inc		4,765	324,068	0.16
	Other			3,717,861	1.83

				4,915,222	2.42

	WHOLESALE TRADE-NONDURABLE GOODS			2,330,173	1.15

	TOTAL COMMON STOCKS	(Cost $146,628,068)		202,092,226	99.55

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal National Mortgage Association 4.650%, 04/03/06		$750,000	750,000	0.37

				750,000	0.37

	TOTAL SHORT-TERM INVESTMENTS	(Cost $749,806)		750,000	0.37

	TOTAL PORTFOLIO	(Cost $147,377,874)		202,842,226	99.92%
	OTHER ASSETS & LIABILITIES, NET			166,326	0.08

	NET ASSETS			$203,008,552	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 151

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL PRODUCTION-CROPS		$286,130	0.08%

AGRICULTURAL SERVICES		89,829	0.03

AMUSEMENT AND RECREATION SERVICES		1,410,604	0.41

APPAREL AND ACCESSORY STORES		1,176,346	0.34

APPAREL AND OTHER TEXTILE PRODUCTS		508,072	0.15

AUTO REPAIR, SERVICES AND PARKING		355,191	0.10

AUTOMOTIVE DEALERS AND SERVICE STATIONS		33,160	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES		177,785	0.05

BUSINESS SERVICES
SAP AG.	6,771	1,466,794	0.42
Other		6,760,779	1.97

		8,227,573	2.39

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc (United Kingdom)	48,508	2,440,049	0.71
GlaxoSmithKline plc	178,393	4,656,949	1.35
Novartis AG. (Regd)	71,332	3,957,279	1.15
Roche Holding AG. (Genusscheine)	21,510	3,194,774	0.93
Sanofi-Aventis	32,045	3,044,171	0.89
Takeda Pharmaceutical Co Ltd	27,300	1,552,530	0.45
Other		15,366,797	4.47

		34,212,549	9.95

COAL MINING
BHP Billiton Ltd	109,749	2,191,183	0.64

		2,191,183	0.64

COMMUNICATIONS
Telecom Italia S.p.A.	496,464	1,446,416	0.42
Telefonica S.A.	136,296	2,135,955	0.62
Vodafone Group plc (Spon ADR)	128,010	2,675,409	0.78
Other		13,206,759	3.84

		19,464,539	5.66

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV	54,700	1,637,669	0.48
Banco Bilbao Vizcaya Argentaria S.A.	103,754	2,162,107	0.63
Banco Santander Central Hispano S.A.	182,004	2,654,038	0.77
Barclays plc	197,966	2,312,679	0.67
BNP Paribas	25,175	2,335,182	0.68
Deutsche Bank AG. (Regd)	15,107	1,723,053	0.50
HBOS plc	117,491	1,958,462	0.57
HSBC Holdings plc (United Kingdom)	346,304	5,796,582	1.69
Lloyds TSB Group plc	171,559	1,638,166	0.48
Mitsubishi UFJ Financial Group, Inc	261	3,981,693	1.16
Mizuho Financial Group. Inc	295	2,407,704	0.70
Royal Bank of Scotland Group plc	97,474	3,166,749	0.92

152 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

DEPOSITORY INSTITUTIONS—(continued)
Societe Generale (A Shs)	10,795	$1,621,189	0.47%
Sumitomo Mitsui Financial Group, Inc	182	2,005,255	0.58
UniCredito Italiano S.p.A	237,987	1,717,919	0.50
Other		21,955,520	6.38

		59,073,967	17.18

EATING AND DRINKING PLACES		1,038,290	0.30

EDUCATIONAL SERVICES		60,514	0.02

ELECTRIC, GAS, AND SANITARY SERVICES
E.ON AG.	19,054	2,093,915	0.61
Other		15,186,920	4.41

		17,280,835	5.02

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Ericsson (LM) (B Shs)	453,078	1,720,763	0.50
Nokia Oyj	128,893	2,664,136	0.77
Sony Corp	30,600	1,413,425	0.41
Other		13,060,628	3.80

		18,858,952	5.48

ENGINEERING AND MANAGEMENT SERVICES		668,938	0.19

FABRICATED METAL PRODUCTS		566,443	0.16

FOOD AND KINDRED PRODUCTS
Nestle S.A. (Regd)	12,363	3,661,079	1.07
Other		8,611,014	2.50

		12,272,093	3.57

FOOD STORES		4,564,136	1.33

FURNITURE AND FIXTURES		137,446	0.04

FURNITURE AND HOMEFURNISHINGS STORES		655,351	0.19

GENERAL BUILDING CONTRACTORS		3,090,946	0.90

GENERAL MERCHANDISE STORES		2,513,493	0.73

HEALTH SERVICE		778,032	0.23

HEAVY CONSTRUCTION, EXCEPT BUILDING		2,400,218	0.70

HOLDING AND OTHER INVESTMENT OFFICES
iShares MSCI EAFE Index Fund	48,600	3,155,112	0.92
Other		5,069,390	1.47

		8,224,502	2.39

HOTELS AND OTHER LODGING PLACES		798,668	0.23

INDUSTRIAL MACHINERY AND EQUIPMENT
Canon, Inc	24,600	1,624,155	0.47
Other		8,738,992	2.54

		10,363,147	3.01

INSTRUMENTS AND RELATED PRODUCTS		2,476,586	0.72

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 153

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE		$271,454	0.08%

INSURANCE CARRIERS
Allianz AG. (Regd)	11,802	1,967,800	0.57
AXA S.A.	45,896	1,608,468	0.47
Credit Suisse Group	37,191	2,081,740	0.60
ING Groep NV	57,422	2,265,349	0.66
Other		12,234,868	3.56

		20,158,225	5.86

LEATHER AND LEATHER PRODUCTS		1,224,257	0.36

LOCAL AND INTERURBAN PASSENGER TRANSIT		418,047	0.12

LUMBER AND WOOD PRODUCTS		32,127	0.01

METAL MINING
Rio Tinto plc	32,740	1,659,381	0.48
Other		973,089	0.29

		2,632,470	0.77

MISCELLANEOUS MANUFACTURING INDUSTRIES
Anglo American plc	43,442	1,671,316	0.48
Other		951,880	0.28

		2,623,196	0.76

MISCELLANEOUS RETAIL		3,104,061	0.90

MOTION PICTURES		102,422	0.03

NONDEPOSITORY INSTITUTIONS		1,820,686	0.53

NONMETALLIC MINERALS, EXCEPT FUELS		610,472	0.18

OIL AND GAS EXTRACTION
Total S.A.	16,911	4,455,196	1.30
Other		2,528,897	0.73

		6,984,093	2.03

PAPER AND ALLIED PRODUCTS		1,925,093	0.56

PERSONAL SERVICES		56,098	0.02

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,345,657	0.68
BP plc (Spon ADR)	71,914	4,957,751	1.44
ENI S.p.A.	79,707	2,264,820	0.66
Royal Dutch Shell plc (A Shares)	120,970	3,772,719	1.10
Royal Dutch Shell plc (B Shares)	84,546	2,745,276	0.80
Other		1,975,939	0.57

		18,062,162	5.25

PRIMARY METAL INDUSTRIES		7,009,279	2.04

PRINTING AND PUBLISHING		3,332,341	0.97

RAILROAD TRANSPORTATION		1,651,295	0.48

REAL ESTATE		7,569,528	2.20

154 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$1,376,926	0.40%

SECURITY AND COMMODITY BROKERS
UBS AG. (Regd)	31,691	3,472,588	1.01
Other		4,630,347	1.35

		8,102,935	2.36

SPECIAL TRADE CONTRACTOR		239,713	0.07

STONE, CLAY, AND GLASS PRODUCTS		4,005,948	1.16

TEXTILE MILL PRODUCTS		6,134	0.00 **

TOBACCO PRODUCTS		2,798,109	0.81

TRANSPORTATION BY AIR		1,967,547	0.57

TRANSPORTATION EQUIPMENT
DaimlerChrysler AG. (Regd)	26,846	1,539,916	0.45
Honda Motor Co Ltd	25,600	1,581,693	0.46
Siemens AG.	24,520	2,285,998	0.66
Toyota Motor Corp	88,900	4,844,707	1.41
Other		8,236,473	2.40

		18,488,787	5.38

TRANSPORTATION SERVICES		692,521	0.20

TRUCKING AND WAREHOUSING		1,601,143	0.47

WATER TRANSPORTATION		1,415,758	0.41

WHOLESALE TRADE-DURABLE GOODS		3,319,257	0.97

WHOLESALE TRADE-NONDURABLE GOODS		4,510,223	1.31

TOTAL COMMON STOCKS	(Cost $262,603,638)	342,067,825	99.46

TOTAL PORTFOLIO	(Cost $262,603,638)	342,067,825	99.46%
OTHER ASSETS & LIABILITIES, NET		1,849,745	0.54

NET ASSETS		$343,917,570	100.00%

**	Percentage represents less than 0.01%.

ABBREVIATION:

Spon ADR - Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 155

International Equity Index Fund |	Summary of market values by country (unaudited) March 31, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$3,219,742	0.94%

TOTAL DOMESTIC	3,219,742	0.94

FOREIGN
AUSTRALIA	17,010,629	4.97
AUSTRIA	1,703,677	0.50
BELGIUM	3,938,402	1.15
CHINA	137,477	0.04
DENMARK	2,232,687	0.65
FINLAND	5,125,135	1.50
FRANCE	33,287,939	9.73
GERMANY	24,147,550	7.06
GREECE	2,162,319	0.63
HONG KONG	5,285,320	1.55
IRELAND	2,716,247	0.79
ITALY	12,862,647	3.76
JAPAN	85,908,319	25.11
NETHERLANDS	11,724,191	3.43
NEW ZEALAND	523,711	0.15
NORWAY	2,711,725	0.79
PORTUGAL	1,042,884	0.31
SINGAPORE	2,776,414	0.81
SPAIN	12,725,141	3.72
SWEDEN	8,126,765	2.38
SWITZERLAND	22,973,943	6.72
UNITED KINGDOM	79,724,961	23.31

TOTAL FOREIGN	338,848,083	99.06

TOTAL PORTFOLIO	$342,067,825	100.00%

156 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$42,442	0.02%

	APPAREL AND ACCESSORY STORES		1,467,424	0.75

	APPAREL AND OTHER TEXTILE PRODUCTS		227,670	0.12

	AUTO REPAIR, SERVICES AND PARKING		31,785	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		85,858	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	39,200	1,658,160	0.85
	Other		944,766	0.48

			2,602,926	1.33

	BUSINESS SERVICES
*	Google, Inc (Class A)	2,712	1,057,680	0.54
	Microsoft Corp	148,943	4,052,739	2.08
*	Oracle Corp	72,758	996,057	0.51
	Other		6,648,805	3.41

			12,755,281	6.54

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	23,724	1,725,921	0.89
	Merck & Co, Inc	48,842	1,720,704	0.88
	Procter & Gamble Co	58,569	3,374,746	1.73
	Other		9,563,736	4.90

			16,385,107	8.40

	COMMUNICATIONS
	AT&T, Inc	78,125	2,112,500	1.08
	BellSouth Corp	37,500	1,299,375	0.66
*	Comcast Corp (Class A)	40,072	1,048,284	0.54
	Sprint Nextel Corp	44,411	1,147,580	0.59
	Verizon Communications, Inc	58,231	1,983,348	1.02
	Other		2,425,378	1.24

			10,016,465	5.13

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	72,820	3,032,225	1.55
	US Bancorp	50,800	1,549,400	0.79
	Wachovia Corp	35,968	2,016,006	1.03
	Washington Mutual, Inc	29,043	1,237,813	0.64
	Wells Fargo & Co	36,600	2,337,642	1.20
	Other		8,986,560	4.61

			19,159,646	9.82

	EATING AND DRINKING PLACES
	McDonald’s Corp	35,274	1,212,015	0.62
	Other		1,289,202	0.66

			2,501,217	1.28

	EDUCATIONAL SERVICES		36,573	0.02

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 157

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$9,903,810	5.07%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	102,374	2,218,445	1.14
	Emerson Electric Co	15,900	1,329,717	0.68
	Intel Corp	109,736	2,123,392	1.09
	Motorola, Inc	43,400	994,294	0.51
	Qualcomm, Inc	27,524	1,392,990	0.71
	Texas Instruments, Inc	30,700	996,829	0.51
	Other		3,620,603	1.86

			12,676,270	6.50

	ENGINEERING AND MANAGEMENT SERVICES		728,556	0.37

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	11,800	1,136,458	0.58
	Other		292,990	0.15

			1,429,448	0.73

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	50,200	2,101,874	1.08
	PepsiCo, Inc	36,700	2,120,893	1.09
	Other		2,584,279	1.32

			6,807,046	3.49

	FOOD STORES		763,947	0.39

	FURNITURE AND FIXTURES		1,476,233	0.76

	FURNITURE AND HOMEFURNISHINGS STORES		640,458	0.33

	GENERAL BUILDING CONTRACTORS		1,157,012	0.59

	GENERAL MERCHANDISE STORES
	Target Corp	20,100	1,045,401	0.54
	Other		1,488,398	0.76

			2,533,799	1.30

	HEALTH SERVICES		1,256,067	0.64

	HOLDING AND OTHER INVESTMENT OFFICES		5,609,256	2.87

	HOTELS AND OTHER LODGING PLACES		257,780	0.13

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	23,900	1,808,991	0.93
*	Dell, Inc	40,000	1,190,400	0.61
	Hewlett-Packard Co	46,788	1,539,325	0.79
	International Business Machines Corp	30,531	2,517,892	1.29
	Other		5,544,894	2.84

			12,601,502	6.46

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	64,039	3,792,390	1.94
	Medtronic, Inc	26,000	1,319,500	0.68
	Other		5,481,003	2.81

			10,592,893	5.43

158 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE AGENTS, BROKERS AND SERVICE		$1,749,139	0.90%

	INSURANCE CARRIERS
	Prudential Financial, Inc	14,800	1,121,988	0.57
	St. Paul Travelers Cos, Inc	23,347	975,671	0.50
	UnitedHealth Group, Inc	24,790	1,384,769	0.71
*	WellPoint, Inc	12,536	970,662	0.50
	Other		6,694,208	3.43

			11,147,298	5.71

	LEATHER AND LEATHER PRODUCTS		278,308	0.14

	LOCAL AND INTERURBAN PASSENGER TRANSIT		29,920	0.01

	LUMBER AND WOOD PRODUCTS		10,472	0.01

	METAL MINING		85,900	0.04

	MISCELLANEOUS MANUFACTURING INDUSTRIES		337,048	0.17

	MISCELLANEOUS RETAIL		2,212,583	1.13

	MOTION PICTURES
	Time Warner, Inc	100,429	1,686,203	0.87
	Walt Disney Co	51,300	1,430,757	0.73
	Other		251,252	0.13

			3,368,212	1.73

	NONDEPOSITORY INSTITUTIONS
	American Express Co	30,300	1,592,265	0.82
	Fannie Mae	19,515	1,003,071	0.51
	Freddie Mac	19,000	1,159,000	0.60
	Other		2,540,921	1.30

			6,295,257	3.23

	NONMETALLIC MINERALS, EXCEPT FUELS		328,763	0.17

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	10,200	1,030,302	0.53
	Apache Corp	14,894	975,706	0.50
	Devon Energy Corp	16,886	1,032,917	0.53
	Other		5,987,424	3.07

			9,026,349	4.63

	PAPER AND ALLIED PRODUCTS		1,589,770	0.81

	PERSONAL SERVICES		36,525	0.02

	PETROLEUM AND COAL PRODUCTS		2,261,237	1.16

	PIPELINES, EXCEPT NATURAL GAS		96,069	0.05

	PRIMARY METAL INDUSTRIES		2,788,064	1.43

	PRINTING AND PUBLISHING		1,893,135	0.97

	RAILROAD TRANSPORTATION		973,211	0.50

	REAL ESTATE		69,965	0.04

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 159

Social Choice Equity Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$201,527	0.10%

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	9,963	1,563,792	0.80
	Merrill Lynch & Co, Inc	24,700	1,945,372	1.00
	Other		2,355,528	1.21

			5,864,692	3.01

	SPECIAL TRADE CONTRACTORS		54,721	0.03

	STONE, CLAY, AND GLASS PRODUCTS		64,170	0.03

	TRANSPORTATION BY AIR		1,359,548	0.70

	TRANSPORTATION EQUIPMENT		1,482,453	0.76

	TRANSPORTATION SERVICES		306,591	0.16

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	17,129	1,359,700	0.70
	Other		29,855	0.01

			1,389,555	0.71

	WATER TRANSPORTATION		244,999	0.13

	WHOLESALE TRADE-DURABLE GOODS		1,881,530	0.96

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	13,068	973,827	0.50
	Other		2,012,011	1.03

			2,985,838	1.53

	TOTAL COMMON STOCKS	(Cost $164,036,089)	194,159,320	99.50

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES		700,000	0.36

	TOTAL SHORT-TERM INVESTMENTS	(Cost $699,819)	700,000	0.36

	TOTAL PORTFOLIO	(Cost $164,735,908)	194,859,320	99.86%
	OTHER ASSETS & LIABILITIES, NET		278,256	0.14

	NET ASSETS		$195,137,576	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

160 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS
	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	72,796	$6,939,643	1.17%
	AMB Property Corp	164,100	8,905,707	1.50
	Archstone-Smith Trust	385,000	18,776,450	3.17
	AvalonBay Communities, Inc	126,500	13,801,150	2.33
	BioMed Realty Trust, Inc	165,000	4,890,600	0.83
	Boston Properties, Inc	338,000	31,518,500	5.32
	BRE Properties, Inc (Class A)	99,000	5,544,000	0.94
v	CBRE Realty Finance, Inc	250,000	3,750,000	0.63
	Cogdell Spencer, Inc	293,145	6,249,851	1.05
	Developers Diversified Realty Corp	150,000	8,212,500	1.39
	Duke Realty Corp	130,000	4,933,500	0.83
	EastGroup Properties, Inc	88,647	4,205,414	0.71
	Education Realty Trust, Inc	500,000	7,650,000	1.29
	Equity Office Properties Trust	137,600	4,620,608	0.78
	Equity Residential	582,800	27,269,212	4.60
	Essex Property Trust, Inc	50,000	5,436,500	0.92
	Extra Space Storage, Inc	487,500	8,380,125	1.41
	Federal Realty Investment Trust	140,000	10,528,000	1.78
	Feldman Mall Properties, Inc	400,000	4,900,000	0.83
	First Potomac Realty Trust	175,000	4,943,750	0.83
	General Growth Properties, Inc	348,766	17,044,194	2.88
	Glenborough Realty Trust, Inc	215,000	4,676,250	0.79
v*	GSC Capital Corp	140,000	3,500,000	0.59
	Highland Hospitality Corp	261,100	3,318,581	0.56
	HomeBanc Corp	387,665	3,407,575	0.57
	Host Marriott Corp	500,000	10,700,000	1.80
	iShares Cohen & Steers Realty Majors Index Fund	221,427	19,020,579	3.21
	iShares Dow Jones US Real Estate Index Fund	194,149	14,269,952	2.41
*	Jameson Inns, Inc	2,553,675	6,256,504	1.05
	Kilroy Realty Corp	52,000	4,017,520	0.68
	Kimco Realty Corp	376,100	15,284,704	2.58
	Liberty Property Trust	78,000	3,678,480	0.62
	Macerich Co	242,000	17,895,900	3.02
	Mack-Cali Realty Corp	80,000	3,840,000	0.65
	Medical Properties Trust, Inc	336,900	3,638,520	0.61
	Monmouth REIT (Class A)	509,491	4,289,914	0.72
	Pan Pacific Retail Properties, Inc	75,000	5,317,500	0.90
	Prologis	511,000	27,338,500	4.61
	Public Storage, Inc	223,800	18,179,274	3.07
	Reckson Associates Realty Corp	170,300	7,803,146	1.32
	Regency Centers Corp	111,400	7,484,966	1.26
	Simon Property Group, Inc	382,300	32,166,722	5.43
	SL Green Realty Corp	126,800	12,870,200	2.17
	Town & Country Trust	99,700	4,046,823	0.68
	Trizec Properties, Inc	350,000	9,005,500	1.52
	United Dominion Realty Trust, Inc	249,100	7,109,314	1.20
	Vornado Realty Trust	255,000	24,480,000	4.13
	Weingarten Realty Investors	133,300	5,431,975	0.92
	Other		60,147,231	10.15

			547,675,334	92.41

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 161

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Starwood Hotels & Resorts Worldwide, Inc	360,000	$24,382,800	4.11%
	Other		2,162,742	0.37

			26,545,542	4.48

	REAL ESTATE
*	Brookfield Properties Corp	375,000	12,806,250	2.16
	Other		2,635,000	0.45

			15,441,250	2.61

	TOTAL COMMON STOCKS	(Cost $503,924,807)	589,662,126	99.50

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		670,000	0.11

	TOTAL SHORT-TERM INVESTMENTS	(Cost $669,827)	670,000	0.11

	TOTAL PORTFOLIO	(Cost $504,594,634)	590,332,126	99.61%
	OTHER ASSETS & LIABILITIES, NET		2,297,965	0.39

	NET ASSETS		$592,630,091	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

162 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

BONDS

CORPORATE BONDS

ASSET BACKED
Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	5.438%, 11/25/34	Aa1	$8,000,000	$8,045,424	0.50%
Other				32,365,446	1.99

				40,410,870	2.49

BUILDING MATERIALS AND GARDEN SUPPLIES				4,724,010	0.29

BUSINESS SERVICES				449,296	0.03

CHEMICALS AND ALLIED PRODUCTS				9,389,965	0.58

COMMUNICATIONS				39,454,038	2.43

DEPOSITORY INSTITUTIONS
Washington Mutual, Inc.	4.500%, 10/25/18	NR	10,415,131	9,901,478	0.61
Other				48,867,378	3.01

				58,768,856	3.62

ELECTRIC, GAS, AND SANITARY SERVICES				27,684,350	1.70

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				6,645,608	0.41

FABRICATED METAL PRODUCTS				5,146,335	0.32

FOOD AND KINDRED PRODUCTS				7,232,522	0.44

FOOD STORES				2,692,824	0.17

FURNITURE AND FIXTURES				2,172,838	0.13

GENERAL BUILDING CONTRACTORS				4,543,214	0.28

GENERAL MERCHANDISE STORES				6,800,652	0.42

HEALTH SERVICES				976,688	0.06

HOLDING AND OTHER INVESTMENT OFFICES				7,235,995	0.45

INDUSTRIAL MACHINERY AND EQUIPMENT				4,091,369	0.25

INSTRUMENTS AND RELATED PRODUCTS				1,917,337	0.12

INSURANCE CARRIERS				12,066,220	0.74

METAL MINING				2,571,352	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES				2,429,062	0.15

MISCELLANEOUS RETAIL				938,634	0.06

MOTION PICTURES				5,339,588	0.33

NONDEPOSITORY INSTITUTIONS				52,084,186	3.21

OIL AND GAS EXTRACTION				13,741,347	0.85

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 163

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786, 10/15/29	Aaa	$10,000,000	$9,464,870	0.58%
	Other				42,358,591	2.61

					51,823,461	3.19

	PAPER AND ALLIED PRODUCTS				2,645,303	0.16

	PETROLEUM AND COAL PRODUCTS				550,485	0.03

	PIPELINES, EXCEPT NATURAL GAS				9,119,367	0.56

	PRIMARY METAL INDUSTRIES				2,095,837	0.13

	PRINTING AND PUBLISHING				1,817,632	0.11

	RAILROAD TRANSPORTATION				2,673,542	0.16

	SECURITY AND COMMODITY BROKERS				25,723,035	1.58

	STONE, CLAY AND GLASS PRODUCTS				287,223	0.02

	TRANSPORTATION EQUIPMENT				13,277,811	0.82

	WHOLESALE TRADE-NONDURABLE GOODS				2,300,245	0.14

	TOTAL CORPORATE BONDS			(Cost $442,387,027)	431,821,097	26.59

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	3.375–4.875%, 07/15/08–12/16/15	Aaa	18,050,000	17,476,423	1.08
	Federal Home Loan Mortgage Corp (FHLMC)	3.750%, 04/15/07	Aaa	12,105,000	11,935,785	0.74
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,383,735	1.44
	FHLMC	3.550%, 11/15/07	Aaa	17,000,000	16,526,785	1.02
	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	14,996,370	0.92
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,852,297	1.10
	FHLMC	3.500–8.250%, 08/17/07–06/15/31	Aaa	56,351,000	55,732,752	3.43
	FHLMC	7.000%, 03/15/10	Aaa	20,100,000	21,415,075	1.32
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,697,909	1.27
	FHLMC	6.250%, 03/05/12	Aa2	10,000,000	10,055,481	0.62
	Federal National Mortgage Association (FNMA)	4.750%, 01/02/07	NR	6,500,000	6,477,868	0.40
	FNMA	3.375–6.625%, 05/15/07–08/06/38	Aaa	25,125,000	25,237,254	1.55
	FNMA	3.875%, 05/15/07	Aaa	20,000,000	19,728,038	1.22
	FNMA	4.000%, 05/23/07	Aaa	11,000,000	10,860,518	0.67
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,810,600	0.54
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,591,021	0.59
d	FNMA	7.125%, 06/15/10	Aaa	59,800,000	64,205,909	3.95
	FNMA	5.250%, 08/01/12	Aa2	10,000,000	9,901,812	0.61

164 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	AGENCY SECURITIES —(continued)
	Other				$9,639,583	0.59%

					374,525,215	23.06

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.000%, 03/01/16	A1	$8,800,000	8,523,412	0.53
	Other				50,208,491	3.09

					58,731,903	3.62

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	4.500–8.000%, 01/01/16–01/01/36		77,685,780	76,463,917	4.71
	FGLMC	4.500%, 05/01/19		8,744,563	8,353,078	0.51
	FGLMC	5.000%, 09/01/33		6,823,696	6,509,855	0.40
	FGLMC	5.500%, 12/01/33		13,025,460	12,747,706	0.78
	FGLMC	5.000%, 01/01/34		10,845,691	10,346,865	0.64
	FGLMC	4.500%, 04/01/35		8,448,779	7,813,059	0.48
	Federal National Mortgage Association (FNMA)	4.640%, 11/01/14		6,870,985	6,511,619	0.40
	FNMA	4.799%, 03/01/16		14,686,696	14,238,754	0.88
d	FNMA	5.000%, 11/01/18		6,904,618	6,745,157	0.42
h	FNMA	4.500%, 04/25/21		19,000,000	18,162,822	1.12
h	FNMA	5.500%, 04/25/21		26,000,000	25,837,500	1.59
	FNMA	5.000%, 03/01/25		9,432,149	9,062,050	0.56
d	FNMA	5.500%, 10/01/33		8,357,172	8,173,890	0.50
	FNMA	5.000%, 11/01/33		8,930,500	8,526,002	0.53
	FNMA	6.000%, 02/01/34		9,873,595	9,878,878	0.61
	FNMA	5.500%, 09/01/34		14,442,502	14,118,355	0.87
	FNMA	5.000%, 02/25/35		17,498,758	17,088,570	1.05
	FNMA	5.500%, 04/01/35		6,562,322	6,407,464	0.39
h	FNMA	6.000%, 04/01/35		12,000,000	11,996,255	0.74
h	FNMA	6.500%, 02/01/36		12,932,756	13,195,640	0.81
h	FNMA	6.000%, 03/01/36		10,454,191	10,454,190	0.64
h	FNMA	5.000%, 04/25/36		39,000,000	37,123,125	2.29
h	FNMA	5.500%, 04/25/36		18,000,000	17,566,884	1.08
	FNMA	4.350–8.000%, 06/1/13–05/25/36		115,713,603	112,062,459	6.90
	Government National Mortgage Association
	(GNMA)	5.000–8.500%, 01/15/28–04/15/36		29,292,506	29,029,293	1.79
	GNMA	5.000%, 03/20/35		13,773,638	13,294,853	0.82
	GNMA	5.500%, 05/20/35		13,884,870	13,710,948	0.84
	Other				6,172,999	0.38

					531,592,187	32.73

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 165

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21	$88,116,000	$115,741,245	7.13%
	United States Treasury Bond	5.375%, 02/15/31	19,975,000	21,024,088	1.29
	United States Treasury Note	2.500–4.625%, 05/15/06–02/15/16	425,000	25,066,884	1.54
d	United States Treasury Note	2.625%, 11/15/06	21,925,000	21,624,408	1.33
	United States Treasury Note	4.375%, 01/31/08	16,000,000	15,866,880	0.98
	Other	.		10,205,460	0.63

				209,528,965	12.90

		TOTAL GOVERNMENT BONDS	(Cost $1,200,591,546)	1,174,378,270	72.31

		TOTAL BONDS	(Cost $1,642,978,573)	1,606,199,367	98.90

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER			35,143,770	2.17

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	FHLB	4.630–4.660%, 04/11/06–04/12/06	36,891,000	36,850,055	2.26
d	FHLMC	4.360–4.670%, 04/03/06–05/02/06	47,820,000	47,697,839	2.94
d	FNMA	4.390–4.650%, 04/03/06–05/10/06	43,900,000	43,810,870	2.70

				128,358,764	7.90

		TOTAL SHORT-TERM INVESTMENTS	(Cost $163,477,050)	163,502,534	10.07

		TOTAL PORTFOLIO	(Cost $1,806,455,623)	1,769,701,901	108.97%
		OTHER ASSETS & LIABILITIES, NET		(145,657,423)	(8.97)

		NET ASSETS		$1,624,044,478	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

†	As provided by Moody’s Investors Service (Unaudited).

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

166 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Inflation-Linked Bond Fund |	Portfolio of investments (unaudited) March 31, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	$24,831,328	$25,508,231	5.85%
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	22,708,271	23,772,835	5.45
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	16,278,899	17,489,724	4.01
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	38,615,314	36,569,861	8.39
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	16,391,381	17,323,724	3.97
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	9,010,192	9,551,525	2.19
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	31,049,862	32,342,469	7.42
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	28,944,713	28,096,634	6.44
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	29,945,753	29,225,259	6.70
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	27,308,706	26,625,989	6.11
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	26,891,054	25,370,096	5.82
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	23,620,835	22,705,528	5.21
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/16	11,911,432	11,548,491	2.65
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	35,596,502	35,760,602	8.20
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/26	13,484,640	12,767,393	2.93
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	23,895,852	29,352,709	6.73
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	27,827,503	35,680,146	8.18
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	7,388,362	9,094,631	2.09

				428,785,847	98.34

	TOTAL GOVERNMENT BONDS	(Cost $439,467,767)		428,785,847	98.34

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal National Mortgage Association (FNMA)	4.650%, 04/03/06	4,040,000	4,040,000	0.93

	TOTAL SHORT-TERM INVESTMENTS	(Cost $4,038,956)		4,040,000	0.93

	TOTAL PORTFOLIO	(Cost $443,506,723)		432,825,847	99.27%
	OTHER ASSETS & LIABILITIES, NET			3,182,096	0.73

	NET ASSETS			$436,007,943	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 167

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	American Express Centurion
	Bank	4.730–4.750%, 5/24/06–05/26/06	$6,065,000	$6,065,134	2.36%
	Barclays Bank, plc	4.875%, 06/12/06	2,000,000	2,000,059	0.78
	Deutsche Bank	4.440%, 04/03/06	3,325,000	3,325,002	1.29
	Wells Fargo	4.770–4.810%, 4/28/06–05/22/06	6,900,000	6,899,982	2.69
	Other			1,000,011	0.39

				19,290,188	7.51

	COMMERCIAL PAPER
	Abbey National
	North America LLC	4.440–4.830%, 4/12/06–09/07/06	5,000,000	4,953,265	1.93
	Barclays U.S. Funding Co	4.820%, 05/30/06	4,000,000	3,968,904	1.54
	Becton Dickinson & Co	4.740%, 05/08/06	5,580,000	5,552,816	2.16
c	Beta Finance, Inc	4.540–4.690%, 04/12/06–05/12/06	6,285,000	6,268,215	2.44
c	BMW US Capital Corp	4.770%, 05/25/06	4,070,000	4,040,879	1.57
	Canadian Imperial Holdings, Inc	4.440%, 04/10/06	2,255,000	2,252,497	0.88
	Caylon North America, Inc	4.435–4.835%, 04/11/06–07/21/06	5,555,000	5,540,566	2.16
c	CC (USA), Inc	4.520–4.560%, 04/03/06–04/26/06	6,370,000	6,362,298	2.48
c	Ciesco Lp	4.600–4.750%, 04/18/06–05/03/06	6,358,000	6,337,799	2.47
c	Corporate Asset
	Funding Corp, Inc	4.600–4.760%, 04/20/06–05/18/06	6,590,000	6,569,059	2.56
c	Danske Corp	4.550–4.870%, 04/06/06–06/26/06	6,143,000	6,100,733	2.37
c	Dorada Finance, Inc	4.610%, 05/08/06	4,380,000	4,359,247	1.70
c	Gannett Co, Inc	4.630–4.750%, 04/24/06–04/27/06	6,875,000	6,852,828	2.67
	General Electric
	Capital Corp	4.510–4.570%, 05/05/06–06/28/06	3,800,000	3,773,811	1.47
c	Govco, Inc	4.450–4.830%, 04/10/06–09/05/06	6,950,000	6,907,610	2.69
c	Harley-Davidson Funding Corp	4.520%, 04/13/06	3,600,000	3,594,633	1.40
c	Harrier Finance
	Funding LLC	4.620–4.890%, 04/25/06–06/30/06	6,015,000	5,986,459	2.33
	HBOS Treasury Services plc	4.760%, 06/09/06	2,100,000	2,081,238	0.81
	HSBC Finance Corp	4.570–4.620%, 04/17/06–05/16/06	6,180,000	6,152,492	2.39
c	Kitty Hawk Funding Corp	4.750–4.820%, 04/27/06–06/19/06	6,030,000	6,002,026	2.34
c	Links Finance LLC	4.500–4.770%, 05/09/06–06/20/06	6,775,000	6,718,804	2.62
c	Nestle Capital Corp	4.805%, 08/21/06	3,225,000	3,163,876	1.23
	Paccar Financial Corp	4.680%, 05/25/06	2,555,000	2,537,064	0.99
c	Park Avenue
	Receivables Corp	4.740–4.760%, 04/25/06–05/03/06	7,000,000	6,975,738	2.72
c	Preferred Receivables
	Funding	4.650–4.730%, 04/26/06–05/02/06	5,694,000	5,673,718	2.21
c	Private Export Funding Corp	4.530–4.720%, 05/09/06–06/13/06	6,755,000	6,709,505	2.61
c	Procter & Gamble Co	4.490%, 04/05/06	3,755,000	3,753,127	1.46
	Rabobank Usa Financial Co	4.450%, 05/15/06	3,000,000	2,984,140	1.16
c	Ranger Funding Co LLC	4.420–4.760%, 04/03/06–05/05/06	6,850,000	6,827,672	2.66
	Royal Bank of Scotland plc	4.650%, 05/15/06	2,000,000	1,988,633	0.77
c	Scaldis Capital LLC	4.840–4.970%, 07/17/06–09/29/06	5,500,000	5,384,596	2.10
c	Sheffield Receivables Corp	4.640–4.815%, 04/07/06–09/05/06	4,550,000	4,526,256	1.76
c	Shell International
	Finance BV	4.570–4.850%, 05/02/06–06/30/06	7,000,000	6,956,074	2.71

168 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER —(continued)
c	Sigma Finance, Inc	4.400–4.640%, 05/8/06–05/19/06	$3,500,000	$3,480,166	1.35%
	Societe Generale North
	America, Inc	4.430–4.870%, 04/12/06–08/01/06	6,910,000	6,859,502	2.67
	Swedish Export Credit Corp	4.750%, 05/08/06	7,000,000	6,967,836	2.71
c	The Stanley Works	4.550–4.580%, 04/10/06–04/18/06	4,255,000	4,248,873	1.65
c	Toronto Dominion
	Holdings (US)	4.490–4.605%, 04/19/06–05/01/06	6,000,000	5,983,443	2.33
	UBS Finance,
	(Delaware), Inc	4.440–4.820%, 04/10/06–05/22/06	7,000,000	6,977,119	2.72
c	Variable Funding
	Capital Corp	4.450–4760%, 4/04/06–05/19/06	6,970,000	6,947,687	2.70
c	Yorktown Capital, LLC	4.700–4.780%, 4/18/06–05/10/06	5,150,000	5,133,121	2.00
	Other			4,429,971	1.72

				218,884,296	85.21

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	4.475–4.670%, 4/17/06–05/03/06	2,145,000	2,140,000	0.83
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.410–4.865%, 05/1/06–09/26/06	3,020,000	3,003,489	1.17
	Other			1,940,726	0.76

				7,084,215	2.76

	VARIABLE NOTES
	National City Corp	4.615%, 07/26/06	4,000,000	4,000,283	1.56
	Toyota Motor Credit Corp	4.638%, 10/10/06	5,000,000	4,999,927	1.94
	U.S. Bancorp	4.930%, 09/29/06	3,000,000	3,000,046	1.17

				12,000,256	4.67

	TOTAL SHORT-TERM INVESTMENTS		(Cost $257,258,955)	257,258,955	100.15

	TOTAL PORTFOLIO		(Cost $257,258,955)	257,258,955	100.15%
	OTHER ASSETS & LIABILITIES, NET			(374,028)	(0.15)

	NET ASSETS			$256,884,927	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 169

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006

	Growth &	International	Large-Cap	Mid-Cap	Mid-Cap
	Income Fund	Equity Fund	Value Fund	Growth Fund	Value Fund

ASSETS
Portfolio investments, at cost	$157,996,080	$912,141,790	$569,170,140	$255,383,888	$399,779,227
Net unrealized appreciation of portfolio investments	21,751,620	196,896,008	70,047,649	52,179,643	52,009,336

Portfolio investments, at value	179,747,700	1,109,037,798	639,217,789	307,563,531	451,788,563
Cash	—	—	6,196	2,125	1,939
Cash-foreign (cost of $203,247, $8,188,074, $218,579, $— and $455,611, respectively)	204,664	8,189,332	218,578	—	455,611
Receivable from securities transactions	2,770,726	35,827,589	7,212,469	9,507,405	636,758
Receivable from Fund shares sold	824,590	5,628,361	1,801,172	1,466,994	830,018
Dividends and investment receivable	246,066	1,891,311	971,288	63,346	447,649
Reclaims receivable	9,077	839,117	7,444	—	6,765

Total assets	183,802,823	1,161,413,508	649,434,936	318,603,401	454,167,303

LIABILITIES
Accrued expenses	27,273	1,154,046	450,393	286,010	422,642
Due to custodian	349,164	22,162,061	—	—	—
Payable for securities transactions	2,499,896	33,147,849	9,755,809	12,579,364	2,970,504
Payable for Fund shares redeemed	4,159	30,713	339,007	284,273	161,053

Total liabilities	2,880,492	56,494,669	10,545,209	13,149,647	3,554,199

NET ASSETS	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104

NET ASSETS CONSIST OF:
Paid-in-capital	$155,306,919	$837,463,510	$552,864,869	$246,180,968	$377,114,559
Accumulated undistributed net investment income	363,360	2,669,505	1,930,414	553,005	993,815
Accumulated net realized gain on total investments	3,499,017	67,931,050	14,047,690	6,540,138	20,495,691
Accumulated net unrealized appreciation on total investments	21,753,035	196,854,774	70,046,754	52,179,643	52,009,039

NET ASSETS	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104

TOTAL SHARES OUTSTANDING	21,195,875	84,853,575	42,530,161	16,660,735	25,053,629

RETIREMENT CLASS:
Net assets	$75,337,940	$385,759,590	$188,925,289	$199,483,321	$301,612,605
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	8,779,813	29,183,560	12,504,733	10,888,873	16,728,225
Net asset value per share	$8.58	$13.22	$15.11	$18.32	$18.03

INSTITUTIONAL CLASS:
Net assets	$105,084,391	$718,659,249	$260,099,330	$24,853,857	$28,363,095
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	12,366,062	55,620,015	17,180,510	1,345,142	1,568,087
Net asset value per share	$8.50	$12.92	$15.14	$18.48	$18.09

RETAIL CLASS:
Net assets	$500,000	$500,000	$189,865,108	$81,116,576	$120,637,404
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	50,000	12,844,918	4,426,720	6,757,317
Net asset value per share	$10.00	$10.00	$14.78	$18.32	$17.85

170 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 171

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	continued

	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$379,639,881	$542,022,267	$454,835,672	$471,483,216	$698,797,713	$27,277,307
Net unrealized appreciation of portfolio investments	51,417,111	54,122,739	74,752,154	188,902,518	90,463,049	10,998,117

Portfolio investments, at value	431,056,992	596,145,006	529,587,826	660,385,734	789,260,762	38,275,424
Cash	631,214	2,139	8,468	81,368	3,145	63
Receivable from securities transactions	7,617,886	8,161,026	622,008	1,768,017	5,889,462	291,838
Receivable from Fund shares sold	1,860,198	254,242	746,495	1,716,724	2,490,941	459,808
Dividends and investment receivable	339,327	540,932	680,968	745,095	912,522	16,324

Total assets	441,505,617	605,103,345	531,645,765	664,696,938	798,556,832	39,043,457

LIABILITIES
Accrued expenses	340,237	86,889	72,429	75,860	184,095	1,549
Due to custodian	280,347	—	—	—	—	—
Payable for securities transactions	10,851,737	8,347,549	1,205,342	2,829,466	6,295,341	434,616
Payable for Fund shares redeemed	49,980	114,472	362,590	201,073	—	30,138
Payable for variation margin on open futures contracts	—	—	—	—	8,400	—

Total liabilities	11,522,301	8,548,910	1,640,361	3,106,399	6,487,836	466,303

NET ASSETS	$429,983,316	$596,554,435	$530,005,404	$661,590,539	$792,068,996	$38,577,154

NET ASSETS CONSIST OF:
Paid-in-capital	$358,127,394	$540,793,366	$451,810,920	$475,540,759	$699,948,814	$27,203,086
Accumulated undistributed net investment income	321,290	1,679,741	3,128,347	2,777,173	3,438,372	85,437
Accumulated net realized gain (loss) on total investments	20,117,521	(41,411)	313,983	(5,629,911)	(1,784,437)	290,514
Accumulated net unrealized appreciation on total investments	51,417,111	54,122,739	74,752,154	188,902,518	90,466,247	10,998,117

NET ASSETS	$429,983,316	$596,554,435	$530,005,404	$661,590,539	$792,068,996	$38,577,154

TOTAL SHARES OUTSTANDING	26,035,100	50,290,000	35,533,583	67,185,491	53,715,979	2,592,553

RETIREMENT CLASS:
Net assets	$222,920,705	$31,931,320	$6,205,643	$500,000	$118,731,454	$5,271,930
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	13,526,555	2,671,731	411,391	50,000	8,072,980	355,017
Net asset value per share	$16.48	$11.95	$15.08	$10.00	$14.71	$14.85

INSTITUTIONAL CLASS:
Net assets	$122,488,057	$564,623,115	$523,799,761	$660,590,539	$673,337,542	$33,305,224
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,354,498	47,618,269	35,122,192	67,085,491	45,642,999	2,237,536
Net asset value per share	$16.65	$11.86	$14.91	$9.85	$14.75	$14.88

RETAIL CLASS:
Net assets	$84,574,554	—	—	$500,000	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,154,047	—	—	50,000	—	—
Net asset value per share	$16.41	—	—	$10.00	—	—

172 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 173

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	continued

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	International
	Value Index Fund	Blend Index Fund	Growth Index Fund	Value Index Fund	Blend Index Fund	Equity Index Fund

ASSETS
Portfolio investments, at cost	$45,220,041	$64,546,385	$76,578,730	$68,231,852	$147,377,874	$262,603,638
Net unrealized appreciation of portfolio investments	14,602,285	25,363,514	29,620,808	20,717,184	55,464,352	79,464,187

Portfolio investments, at value	59,822,326	89,909,899	106,199,538	88,949,036	202,842,226	342,067,825
Cash	129,870	33,332	110,373	288,266	412,815	—
Receivable from securities transactions	167,377	606,309	3,094,837	1,899,940	1,940,669	7,365,107
Receivable from Fund shares sold	36,348	574,417	966,803	437,809	828,306	863,234
Dividends and investment receivable	95,545	89,880	40,702	126,002	177,656	1,354,465
Reclaims receivable	—	—	—	—	—	137,801

Total assets	60,251,466	91,213,837	110,412,253	91,701,053	206,201,672	351,788,432

LIABILITIES
Accrued expenses	5,177	8,873	15,577	—	—	77,141
Due to custodian	—	—	—	—	—	185,762
Payable for securities transactions	311,958	984,635	4,727,930	2,655,976	3,081,966	7,448,304
Payable for Fund shares redeemed	19,563	35,875	64,926	—	111,154	159,655

Total liabilities	336,698	1,029,383	4,808,433	2,655,976	3,193,120	7,870,862

NET ASSETS	$59,914,768	$90,184,454	$105,603,820	$89,045,077	$203,008,552	$343,917,570

NET ASSETS CONSIST OF:
Paid-in-capital	$44,615,542	$63,440,871	$75,140,292	$67,246,852	$145,456,898	$262,476,631
Accumulated undistributed net investment income	287,020	310,889	87,090	304,083	443,371	1,395,477
Accumulated net realized gain on total investments	409,921	1,069,180	755,630	776,958	1,643,931	639,562
Accumulated net unrealized appreciation on total investments	14,602,285	25,363,514	29,620,808	20,717,184	55,464,352	79,405,900

NET ASSETS	$59,914,768	$90,184,454	$105,603,820	$89,045,077	$203,008,552	$343,917,570

TOTAL SHARES OUTSTANDING	3,797,973	5,195,715	6,599,526	6,135,793	12,455,302	18,611,928

RETIREMENT CLASS:
Net assets	$7,682,817	$18,392,847	$17,115,036	$9,115,330	$8,215,716	$21,548,971
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	481,288	1,052,309	1,014,832	620,375	502,384	1,147,693
Net asset value per share	$15.96	$17.48	$16.86	$14.69	$16.35	$18.78

INSTITUTIONAL CLASS:
Net assets	$52,231,951	$71,791,607	$88,488,784	$79,929,747	$194,792,836	$322,368,599
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	3,316,685	4,143,406	5,584,694	5,515,418	11,952,918	17,464,235
Net asset value per share	$15.75	$17.33	$15.84	$14.49	$16.30	$18.46

174 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 175

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	concluded

	Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

ASSETS
Portfolio investments, at cost	$164,735,908	$504,594,634	$1,806,455,623	$443,506,723	$257,258,955
Net unrealized appreciation (depreciation) of portfolio investments	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

Portfolio investments, at value	194,859,320	590,332,126	1,769,701,901	432,825,847	257,258,955
Cash	27,937	62,922	—	4,396	8,073
Receivable from securities transactions	895	1,591,667	74,152,453	—	—
Receivable from Fund shares sold	800,332	964,483	3,869,271	749,601	3,678,967
Dividends and investment receivable	184,741	1,911,618	14,158,579	2,890,537	125,056

Total assets	195,873,225	594,862,816	1,861,882,204	436,470,381	261,071,051

LIABILITIES
Accrued expenses	90,964	444,967	883,972	173,744	64,741
Due to custodian	—	—	32,238	—	—
Payable for securities transactions	621,018	994,721	234,317,254	—	4,031,543
Payable for Fund shares redeemed	23,667	793,037	2,604,262	288,694	89,320
Income distribution payable	—	—	—	—	520

Total liabilities	735,649	2,232,725	237,837,726	462,438	4,186,124

NET ASSETS	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

NET ASSETS CONSIST OF:
Paid-in-capital	$165,111,636	$509,476,727	$1,668,935,304	$451,391,682	$256,887,005
Accumulated undistributed (distributions in excess of) net investment income	699,726	(1,938,600)	90,190	(172,513)	27
Accumulated net realized gain (loss) on total investments	(797,198)	(645,528)	(8,227,294)	(4,530,350)	(2,105)
Accumulated net unrealized appreciation (depreciation) on total investments	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

NET ASSETS	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

TOTAL SHARES OUTSTANDING	18,081,633	40,597,148	164,724,333	43,543,517	256,884,430

RETIREMENT CLASS:
Net assets	$67,662,527	$157,975,639	$500,000	$500,000	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,224,200	10,667,756	50,000	50,000	500,000
Net asset value per share	$10.87	$14.81	$10.00	$10.00	$1.00

INSTITUTIONAL CLASS:
Net assets	$126,975,049	$258,331,364	$1,623,044,478	$371,039,632	$255,884,927
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,807,433	17,729,987	164,624,333	36,964,291	255,884,430
Net asset value per share	$10.75	$14.57	$9.86	$10.04	$1.00

RETAIL CLASS:
Net assets	$500,000	$176,323,088	$500,000	$64,468,311	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	12,199,405	50,000	6,529,226	500,000
Net asset value per share	$10.00	$14.45	$10.00	$9.87	$1.00

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

INVESTMENT INCOME
Interest	$8,241	$—	$12,075	$34,579	$24,018
Dividends	1,452,523	7,385,706	6,472,623	1,300,896	3,843,640
Foreign taxes withheld	(7,681)	(619,544)	(9,797)	—	(10,009)

Total income	1,453,083	6,766,162	6,474,901	1,335,475	3,857,649

EXPENSES
Investment management fees	74,130	1,138,869	603,149	290,181	448,329
Service agreement fees	119,472	517,751	486,435	326,778	548,132
Custody fees	12,991	165,295	15,238	9,622	11,399
Audit fees	18,559	35,790	26,342	18,973	22,840
Registration fees	8,368	25,751	29,094	22,999	24,989
Trustee fees and expenses	1,241	1,132	2,723	1,662	1,140
Fund administration expenses	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,317	1,748	21,755	25,763	32,504
Report printing and mailing expenses	10,647	24,630	19,731	18,195	21,889
Interest expense	19,840	149,910	26,571	3,811	15,225

Total expenses before expense reimbursement	271,953	2,066,264	1,236,426	723,372	1,131,835
Less expenses reimbursed by the investment advisor (see Note 2)	(31,352)	—	—	(6,196)	(5,562)

Net expenses	240,601	2,066,264	1,236,426	717,176	1,126,273

Net investment income	1,212,482	4,699,898	5,238,475	618,299	2,731,376

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	5,791,054	81,579,110	15,405,572	6,900,449	20,953,015
Foreign currency transactions	10,245	(1,613,982)	55,381	(12,585)	(19,219)

Net realized gain on total investments	5,801,299	79,965,128	15,460,953	6,887,864	20,933,796

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,271,663	61,940,333	36,691,322	21,523,269	15,064,164
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	1,389	(4,530)	(530)	—	(6,694)

Net change in unrealized appreciation on total investments	7,273,052	61,935,803	36,690,792	21,523,269	15,057,470

Net realized and unrealized gain on total investments	13,074,351	141,900,931	52,151,745	28,411,133	35,991,266

Net increase in net assets resulting from operations	$14,286,833	$146,600,829	$57,390,220	$29,029,432	$38,722,642

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	continued

	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$20,699	$33,905	$29,995	$28,045	$90,882	$1,605
Dividends	2,163,095	3,263,651	6,237,126	5,718,028	6,762,842	167,884
Foreign taxes withheld	(2,891)	—	—	(214)	—	—

Total income	2,180,903	3,297,556	6,267,121	5,745,859	6,853,724	169,489

EXPENSES
Investment management fees	412,854	107,151	95,358	123,878	140,297	6,701
Service agreement fees	345,409	75,637	34,799	40,940	203,382	5,700
Custody fees	45,641	25,707	21,173	20,464	31,673	7,205
Audit fees	21,783	25,424	24,305	27,880	28,404	14,325
Registration fees	22,830	9,969	9,137	9,440	21,256	2,096
Trustee fees and expenses	1,965	571	2,217	1,147	1,568	1,221
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	23,638	1,577	1,756	1,287	1,657	1,146
Report printing and mailing expenses	25,758	4,478	3,665	4,576	14,128	488
Interest expense	12,875	167	231	11,607	1,051	975

Total expenses before expense reimbursement	918,141	256,069	198,029	246,607	448,804	45,245
Less expenses reimbursed by the investment advisor (see Note 2)	(33,784)	(10,215)	(11,184)	—	(3,870)	(27,022)

Net expenses	884,357	245,854	186,845	246,607	444,934	18,223

Net investment income	1,296,546	3,051,702	6,080,276	5,499,252	6,408,790	151,266

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	25,358,426	236,084	585,381	2,987,113	85,487	313,823
Futures transactions	—	—	—	—	111,329	—

Net realized gain on total investments	25,358,426	236,084	585,381	2,987,113	196,816	313,823

Change in unrealized appreciation (depreciation) on:
Portfolio investments	29,007,301	28,302,141	28,069,569	36,329,904	36,608,699	3,188,091
Futures transactions	—	—	—	—	(13,770)	—

Net change in unrealized appreciation on total investments	29,007,301	28,302,141	28,069,569	36,329,904	36,594,929	3,188,091

Net realized and unrealized gain on total investments	54,365,727	28,538,225	28,654,950	39,317,017	36,791,745	3,501,914

Net increase in net assets resulting from operations	$55,662,273	$31,589,927	$34,735,226	$44,816,269	$43,200,535	$3,653,180

180 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 181

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	continued

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

INVESTMENT INCOME
Interest	$3,102	$4,644	$7,171	$3,730	$13,823	$30,707
Dividends	617,610	667,033	214,419	713,052	944,842	2,998,181
Foreign taxes withheld	—	—	(39)	(549)	(643)	(158,327)

Total income	620,712	671,677	221,551	716,233	958,022	2,870,561

EXPENSES
Investment management fees	10,582	15,725	17,050	15,309	34,172	56,110
Service agreement fees	9,080	22,401	13,007	10,080	14,232	36,728
Custody fees	10,477	19,050	12,635	8,064	27,538	108,393
Audit fees	15,087	16,030	16,381	16,039	17,923	19,547
Registration fees	2,736	3,645	3,617	3,145	4,864	8,315
Trustee fees and expenses	1,347	1,504	1,564	1,507	2,154	1,591
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,208	1,282	1,148	1,175	1,760	1,572
Report printing and mailing expenses	748	8,683	712	1,555	4,476	4,973
Interest expense	848	2,119	3,708	1,873	1,010	7,987

Total expenses before expense reimbursement	57,501	95,827	75,210	64,135	113,517	250,604
Less expenses reimbursed by the investment advisor (see Note 2)	(29,344)	(43,353)	(29,248)	(26,118)	(40,624)	(20,933)

Net expenses	28,157	52,474	45,962	38,017	72,893	229,671

Net investment income	592,555	619,203	175,589	678,216	885,129	2,640,890

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain on:
Portfolio investments	418,072	1,360,679	1,142,022	1,062,265	2,135,749	1,818,833
Foreign currency transactions	—	—	—	—	—	(148,620)

Net realized gain on total investments	418,072	1,360,679	1,142,022	1,062,265	2,135,749	1,670,213

Change in unrealized appreciation (depreciation) on:
Portfolio investments	3,793,731	5,869,287	12,132,189	8,806,249	22,538,858	33,829,256
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	(47,531)

Net change in unrealized appreciation on total investments	3,793,731	5,869,287	12,132,189	8,806,249	22,538,858	33,781,725

Net realized and unrealized gain on total investments	4,211,803	7,229,966	13,274,211	9,868,514	24,674,607	33,451,938

Net increase in net assets resulting from operations	$4,804,358	$7,849,169	$13,449,800	$10,546,730	$25,559,736	$38,092,828

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	concluded

	Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$14,783	$70,919	$36,188,835	$9,144,559	$4,498,606
Dividends	1,578,036	11,653,293	—	—	—
Foreign taxes withheld	(284)	(9,365)	—	—	—

Total income	1,592,535	11,714,847	36,188,835	9,144,559	4,498,606

EXPENSES
Investment management fees	69,759	618,442	1,186,560	332,967	63,250
Service agreement fees	97,533	417,086	201,945	76,447	20,752
Custody fees	8,470	10,537	26,707	12,743	3,811
Audit fees	17,681	27,058	47,423	23,446	19,487
Registration fees	9,553	25,294	24,711	17,337	6,744
Trustee fees and expenses	1,947	1,953	1,570	1,575	1,582
Fund administration expenses	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,202	41,063	1,526	18,806	759
Report printing and mailing expenses	6,729	29,929	11,702	9,692	110
Interest expense	330	15,813	15,190	1,157	18

Total expenses before expense reimbursement	218,592	1,192,563	1,522,722	499,558	121,901
Less expenses reimbursed by the investment advisor (see Note 2)	(11,703)	(4,702)	—	(14,787)	(6,257)

Net expenses	206,889	1,187,861	1,522,722	484,771	115,644

Net investment income	1,385,646	10,526,986	34,666,113	8,659,788	4,382,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	1,022,605	(251,902)	(7,989,122)	(1,014,340)	—
Net change in unrealized appreciation (depreciation) on total investments	10,704,882	65,810,939	(29,428,647)	(17,079,116)	—

Net realized and unrealized gain (loss) on total investments	11,727,487	65,559,037	(37,417,769)	(18,093,456)	—

Net increase (decrease) in net assets resulting from operations	$13,113,133	$76,086,023	$(2,751,656)	$(9,433,668)	$4,382,962

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Statements of changes in net assets  |  TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund		International Equity Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,212,482	$8,566,055	$4,699,898	$13,998,028
Net realized gain on total investments	5,801,299	49,018,882	79,965,128	57,029,718
Net change in unrealized appreciation on
total investments	7,273,052	7,288,420	61,935,803	103,464,742

Net increase from operations	14,286,833	64,873,357	146,600,829	174,492,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(362,048)	(660,128)	(3,040,039)	(1,122,943)
Institutional Class	(808,931)	(7,851,563)	(11,356,591)	(10,359,425)
Retail Class	—	—	—	—
From realized gains:
Retirement Class	(8,057,539)	—	(18,153,995)	(5,791,476)
Institutional Class	(12,583,348)	—	(44,227,288)	(29,220,492)
Retail Class	—	—	—	—

Total distributions	(21,811,866)	(8,511,691)	(76,777,913)	(46,494,336)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	20,078,099	17,923,333	130,063,946	129,565,700
Institutional Class	(32,061,066)	(535,731,372)	4,655,457	35,952,899
Retail Class	500,000	—	500,000	—

Net increase (decrease) from shareholder transactions	(11,482,967)	(517,808,039)	135,219,403	165,518,599

Net increase (decrease) in net assets	(19,008,000)	(461,446,373)	205,042,319	293,516,751

NET ASSETS
Beginning of period	199,930,331	661,376,704	899,876,520	606,359,769

End of period	$180,922,331	$199,930,331	$1,104,918,839	$899,876,520

Undistributed net investment income included in net assets	$363,360	$321,857	$2,669,505	$12,366,237

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,238,475	$8,126,702	$618,299	$153,627	$2,731,376	$4,131,226
Net realized gain on total investments	15,460,953	18,807,580	6,887,864	7,562,870	20,933,796	20,710,371
Net change in unrealized appreciation on total investments	36,690,792	20,791,519	21,523,269	25,864,871	15,057,470	31,108,085

Net increase from operations	57,390,220	47,725,801	29,029,432	33,581,368	38,722,642	55,949,682

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(2,824,654)	(1,097,233)	(45,233)	(11,097)	(3,362,979)	(1,286,451)
Institutional Class	(3,407,805)	(609,115)	(23,072)	(4,045)	(337,653)	(131,368)
Retail Class	(3,457,937)	(2,564,264)	(27,162)	(10,976)	(1,264,477)	(574,234)
From realized gains:
Retirement Class	(5,512,631)	(6,828,007)	(4,025,745)	(3,711,805)	(14,009,758)	(5,210,126)
Institutional Class	(7,695,253)	(2,612,883)	(564,834)	(200,800)	(1,295,340)	(339,829)
Retail Class	(5,853,266)	(10,253,950)	(1,769,595)	(2,178,840)	(5,164,414)	(2,013,759)

Total distributions	(28,751,546)	(23,965,452)	(6,455,641)	(6,117,563)	(25,434,621)	(9,555,767)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	21,628,428	82,899,732	53,007,840	41,272,308	26,355,686	143,264,165
Institutional Class	31,134,836	178,632,510	2,100,011	14,792,202	1,620,920	14,397,497
Retail Class	11,164,661	23,261,354	12,539,744	4,911,674	21,512,268	42,764,509

Net increase from shareholder transactions	63,927,925	284,793,596	67,647,595	60,976,184	49,488,874	200,426,171

Net increase in net assets	92,566,599	308,553,945	90,221,386	88,439,989	62,776,895	246,820,086

NET ASSETS
Beginning of period	546,323,128	237,769,183	215,232,368	126,792,379	387,836,209	141,016,123

End of period	$638,889,727	$546,323,128	$305,453,754	$215,232,368	$450,613,104	$387,836,209

Undistributed net investment income included in net assets	$1,930,414	$6,382,335	$553,005	$30,173	$993,815	$3,227,548

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,296,546	$2,758,231	$3,051,702	$3,122,742	$6,080,276	$7,393,161
Net realized gain on total investments	25,358,426	29,255,482	236,084	3,057,515	585,381	10,420,084
Net change in unrealized appreciation on total investments	29,007,301	10,982,680	28,302,141	19,586,877	28,069,569	22,679,507

Net increase from operations	55,662,273	42,996,393	31,589,927	25,767,134	34,735,226	40,492,752

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(1,198,733)	(953,805)	(291,428)	(111,688)	(16,402)	(4,831)
Institutional Class	(808,039)	(427,052)	(3,857,286)	(495,578)	(9,140,901)	(3,214,060)
Retail Class	(559,437)	(548,919)	—	—	—	—
From realized gains:
Retirement Class	(14,944,948)	(6,744,075)	(165,854)	(333,292)	(45,355)	(7,977)
Institutional Class	(10,097,939)	(2,485,359)	(2,971,126)	(618,001)	(10,016,735)	(4,612,657)
Retail Class	(6,166,048)	(3,005,164)	—	—	—	—

Total distributions	(33,775,144)	(14,164,374)	(7,285,694)	(1,558,559)	(19,219,393)	(7,839,525)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	41,531,932	40,939,664	8,323,902	2,360,980	5,263,148	537,108
Institutional Class	(895,183)	61,943,848	76,764,002	406,387,002	75,065,578	258,518,781
Retail Class	8,995,216	2,937,113	—	—	—	—

Net increase from shareholder transactions	49,631,965	105,820,625	85,087,904	408,747,982	80,328,726	259,055,889

Net increase in net assets	71,519,094	134,652,644	109,392,137	432,956,557	95,844,559	291,709,116

NET ASSETS
Beginning of period	358,464,222	223,811,578	487,162,298	54,205,741	434,160,845	142,451,729

End of period	$429,983,316	$358,464,222	$596,554,435	$487,162,298	$530,005,404	$434,160,845

Undistributed net investment income included in net assets	$321,290	$1,590,953	$1,679,741	$2,776,753	$3,128,347	$6,205,374

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund		S&P 500 Index Fund		Mid-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,499,252	$13,393,093	$6,408,790	$7,863,922	$151,266	$148,358
Net realized gain on total investments	2,987,113	68,506,940	196,816	828,003	313,823	2,130,293
Net change in unrealized appreciation on total investments	36,329,904	11,654,386	36,594,929	35,752,914	3,188,091	3,327,584

Net increase from operations	44,816,269	93,554,419	43,200,535	44,444,839	3,653,180	5,606,235

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(1,551,580)	(856,206)	(3,344)	(1,403)
Institutional Class	(10,348,360)	(13,454,920)	(7,482,298)	(2,807,765)	(170,938)	(119,063)
From realized gains:
Retirement Class	—	—	(223,785)	(978,521)	(158,175)	(35,368)
Institutional Class	(39,398,845)	—	(1,234,349)	(2,736,919)	(1,965,669)	(2,423,070)

Total distributions	(49,747,205)	(13,454,920)	(10,492,012)	(7,379,411)	(2,298,126)	(2,578,904)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	15,444,623	37,635,147	4,699,177	58,554
Institutional Class	59,180,955	(240,465,862)	118,508,835	328,171,707	2,646,572	2,554,146
Retail Class	500,000	—	—	—	—	—

Net increase (decrease) from shareholder transactions	60,180,955	(240,465,862)	133,953,458	365,806,854	7,345,749	2,612,700

Net increase (decrease) in net assets	55,250,019	(160,366,363)	166,661,981	402,872,282	8,700,803	5,640,031

NET ASSETS
Beginning of period	606,340,520	766,706,883	625,407,015	222,534,733	29,876,351	24,236,320

End of period	$661,590,539	$606,340,520	$792,068,996	$625,407,015	$38,577,154	$29,876,351

Undistributed net investment income included in net assets	$2,777,173	$7,626,281	$3,438,372	$6,063,460	$85,437	$108,453

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund		Small-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$592,555	$918,305	$619,203	$882,212	$175,589	$354,151
Net realized gain on total investments	418,072	5,802,714	1,360,679	4,048,806	1,142,022	4,881,713
Net change in unrealized appreciation on total investments	3,793,731	2,985,120	5,869,287	8,257,146	12,132,189	6,498,713

Net increase from operations	4,804,358	9,706,139	7,849,169	13,188,164	13,449,800	11,734,577

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(13,341)	(3,940)	(63,898)	(7,358)	(3,396)	(948)
Institutional Class	(900,970)	(780,897)	(849,050)	(734,518)	(317,612)	(204,126)
From realized gains:
Retirement Class	(480,791)	(14,739)	(608,673)	(43,636)	(176,583)	(41,105)
Institutional Class	(5,327,413)	(2,467,289)	(3,638,956)	(2,657,921)	(4,656,209)	(8,156,193)

Total distributions	(6,722,515)	(3,266,865)	(5,160,577)	(3,443,433)	(5,153,800)	(8,402,372)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	7,417,437	52,517	11,423,500	5,156,933	14,496,096	1,298,837
Institutional Class	6,706,880	4,006,511	5,038,426	5,861,951	4,550,082	7,905,205

Net increase from shareholder transactions	14,124,317	4,059,028	16,461,926	11,018,884	19,046,178	9,204,042

Net increase in net assets	12,206,160	10,498,302	19,150,518	20,763,615	27,342,178	12,536,247

NET ASSETS
Beginning of period	47,708,608	37,210,306	71,033,936	50,270,321	78,261,642	65,725,395

End of period	$59,914,768	$47,708,608	$90,184,454	$71,033,936	$105,603,820	$78,261,642

Undistributed net investment income included in net assets	$287,020	$608,776	$310,889	$604,634	$87,090	$232,509

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund		Small-Cap Blend Index Fund		International Equity Index Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For theYear Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$678,216	$1,243,026	$885,129	$1,766,810	$2,640,890	$3,623,590
Net realized gain on total investments	1,062,265	7,809,401	2,135,749	16,240,188	1,670,213	1,456,121
Net change in unrealized appreciation on total investments	8,806,249	2,072,527	22,538,858	4,752,208	33,781,725	27,065,130

Net increase from operations	10,546,730	11,124,954	25,559,736	22,759,206	38,092,828	32,144,841

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(19,221)	(4,224)	(4,320)	(3,023)	(23,441)	(10,638)
Institutional Class	(1,035,285)	(1,028,959)	(1,480,123)	(1,319,515)	(4,419,675)	(1,814,012)
From realized gains:
Retirement Class	(267,841)	(94,617)	(166,725)	(25,309)	(41,165)	(17,980)
Institutional Class	(7,304,500)	(8,271,258)	(14,634,490)	(9,275,848)	(2,332,838)	(1,051,397)

Total distributions	(8,626,847)	(9,399,058)	(16,285,658)	(10,623,695)	(6,817,119)	(2,894,027)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	6,846,753	1,683,386	7,480,864	48,526	19,150,867	296,519
Institutional Class	6,566,195	6,708,212	29,500,939	14,975,298	54,390,664	133,196,049

Net increase from shareholder transactions	13,412,948	8,391,598	36,981,803	15,023,824	73,541,531	133,492,568

Net increase in net assets	15,332,831	10,117,494	46,255,881	27,159,335	104,817,240	162,743,382

NET ASSETS
Beginning of period	73,712,246	63,594,752	156,752,671	129,593,336	239,100,330	76,356,948

End of period	$89,045,077	$73,712,246	$203,008,552	$156,752,671	$343,917,570	$239,100,330

Undistributed net investment income included in net assets	$304,083	$680,373	$443,371	$1,042,685	$1,395,477	$3,197,703

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund		Real Estate Securities Fund		Bond Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,385,646	$2,488,203	$10,526,986	$16,368,143	$34,666,113	$48,915,414
Net realized gain (loss) on total investments	1,022,605	(1,728,050)	(251,902)	63,570,292	(7,989,122)	2,174,153
Net change in unrealized appreciation (depreciation) on total investments	10,704,882	17,542,015	65,810,939	7,727,166	(29,428,647)	(17,703,106)

Net increase (decrease) from operations	13,113,133	18,302,168	76,086,023	87,665,601	(2,751,656)	33,386,461

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(603,005)	(410,302)	(2,444,826)	(4,563,855)	—	—
Institutional Class	(1,627,745)	(1,436,827)	(4,677,296)	(8,110,863)	(34,575,923)	(49,200,320)
Retail Class	—	—	(2,797,911)	(5,271,151)	—	—
From realized gains:
Retirement Class	—	(126,247)	(14,120,867)	(11,274,581)	—	—
Institutional Class	(8,897)	(387,375)	(25,450,239)	(16,888,289)	(350)	(5,118,504)
Retail Class	—	—	(16,655,851)	(13,830,527)	—	—
From return of capital	—	—	—	—	—	(1,433,689)

Total distributions	(2,239,647)	(2,360,751)	(66,146,990)	(59,939,266)	(34,576,273)	(55,752,513)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	13,227,378	17,413,087	5,473,343	75,717,652	500,000	—
Institutional Class	5,190,084	20,345,027	12,582,416	69,058,231	204,441,376	546,910,968
Retail Class	500,000	—	13,230,085	45,035,627	500,000	—

Net increase from shareholder transactions	18,917,462	37,758,114	31,285,844	189,811,510	205,441,376	546,910,968

Net increase in net assets	29,790,948	53,699,531	41,224,877	217,537,845	168,113,447	524,544,916

NET ASSETS
Beginning of period	165,346,628	111,647,097	551,405,214	333,867,369	1,455,931,031	931,386,115

End of period	$195,137,576	$165,346,628	$592,630,091	$551,405,214	$1,624,044,478	$1,455,931,031

Undistributed (distributions in excess of) net investment income included in net assets	$699,726	$1,544,830	$(1,938,600)	$(2,545,553)	$90,190	$—

198 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 199

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,659,788	$17,716,055	$4,382,962	$5,029,420
Net realized gain (loss) on total investments	(1,014,340)	9,657,887	—	(373)
Net change in unrealized depreciation on total investments	(17,079,116)	(6,014,111)	—	—

Net increase (decrease) from operations	(9,433,668)	21,359,831	4,382,962	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(7,319,702)	(14,841,929)	(4,382,962)	(5,029,392)
Retail Class	(1,512,949)	(2,873,776)	—	—
From realized gains:
Institutional Class	(6,830,377)	(5,913,107)	—	—
Retail Class	(1,372,582)	(763,852)	—	—

Total distributions	(17,035,610)	(24,392,664)	(4,382,962)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	500,000	—
Institutional Class	67,433,881	(53,715,287)	55,339,954	20,770,581
Retail Class	(1,369,112)	(25,180,291)	500,000	—

Net increase (decrease) from shareholder transactions	66,564,769	(78,895,578)	56,339,954	20,770,581

Net increase (decrease) in net assets	40,095,491	(81,928,411)	56,339,954	20,770,236

NET ASSETS
Beginning of period	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$436,007,943	$395,912,452	$256,884,927	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(172,513)	$350	$27	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

						Growth & Income Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,					March 31,							March 31,
	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12		$8.16	$7.39	$6.14	$9.05		$8.12	$7.36	$6.14	$7.91	$11.24	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.13 (a)	0.10 (a)	0.07 (a)	0.06	(a)	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09	—
Net realized and unrealized gain (loss) on total investments	0.60		0.95	0.75	1.22	0.60		0.93	0.76	1.22	(1.78)	(3.15)	—

Total gain (loss) from investment operations	0.65		1.08	0.85	1.29	0.66		1.11	0.88	1.32	(1.69)	(3.06)	—

Less distributions from:
Net investment income	(0.05)		(0.12)	(0.08)	(0.04)	(0.07)		(0.18)	(0.12)	(0.10)	(0.08)	(0.09)	—
Net realized gains	(1.14)		—	—	—	(1.14)		—	—	—	—	(0.18)	—

Total distributions	(1.19)		(0.12)	(0.08)	(0.04)	(1.21)		(0.18)	(0.12)	(0.10)	(0.08)	(0.27)	—

Net asset value, end of period	$8.58		$9.12	$8.16	$7.39	$8.50		$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

TOTAL RETURN	7.54%		13.32%	11.47%	21.14%	7.80%		13.70%	11.89%	21.62%	(21.51)%	(27.66)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$75,338		$58,731	$35,874	$8,027	$105,084		$141,199	$625,503	$505,404	$376,529	$169,880	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50	%(b)(e)	0.46%	0.53%	0.48%	0.18	%(b)(e)	0.15%	0.14%	0.15%	0.29%	0.44%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44	%(b)(e)	0.46%	0.44%	0.47%	0.16	%(b)(e)	0.15%	0.14%	0.14%	0.22%	0.22%	0.00%
Ratio of net investment income to average net assets	1.14	%(b)	1.43%	1.17%	1.02%	1.40	%(b)	2.04%	1.46%	1.48%	1.18%	1.10%	0.00%
Portfolio turnover rate	131	%(b)	223%	77%	150%	131	%(b)	223%	77%	150%	128%	50%	131	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.02% of overdraft charges included in interest expense.

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Financial highlights |
	TIAA-CREF Institutional Mutual Funds	continued

						International Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended March 31, 2006					For the Six Months Ended March 31, 2006							For the Period Ended March 31, 2006 (d)
			For the Years Ended September 30,					For the Years Ended September 30,

			2005	2004	2003 (c)			2005	2004	2003	2002	2001

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41		$10.49	$8.65	$6.86	$12.17		$10.29	$8.56	$6.86	$8.08	$12.55	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.19 (a)	0.17 (a)	0.13 (a)	0.06	(a)	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10	—
Net realized and unrealized gain (loss) on total investments	1.74		2.40	1.69	1.66	1.75		2.43	1.69	1.65	(1.29)	(4.06)	—

Total gain (loss) from investment operations	1.79		2.59	1.86	1.79	1.81		2.64	1.89	1.82	(1.14)	(3.96)	—

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.02)	—	(0.22)		(0.20)	(0.16)	(0.12)	(0.08)	(0.04)	—
Net realized gains	(0.84)		(0.56)	—	—	(0.84)		(0.56)	—	—	—	(0.47)	—

Total distributions	(0.98)		(0.67)	(0.02)	—	(1.06)		(0.76)	(0.16)	(0.12)	(0.08)	(0.51)	—

Net asset value, end of period	$13.22		$12.41	$10.49	$8.65	$12.92		$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

TOTAL RETURN	15.32%		25.34%	21.45%	26.15%	15.85%		26.45%	22.17%	26.90%	(14.28)%	(32.63)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$385,760		$231,867	$77,400	$9,863	$718,659		$668,009	$528,959	$370,026	$205,899	$120,436	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.58%	0.61%	0.32	%(b)(e)	0.21%	0.20%	0.27%	0.44%	0.52%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.55%	0.54%	0.32	%(b)(e)	0.21%	0.20%	0.20%	0.29%	0.29%	0.00%
Ratio of net investment income to average net assets	0.82	%(b)	1.67%	1.63%	1.61%	1.04	%(b)	1.89%	1.98%	2.20%	1.80%	1.51%	0.00%
Portfolio turnover rate	203	%(b)	147%	151%	156%	203	%(b)	147%	151%	156%	78%	78%	203	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.03% of overdraft charges included in interest expense.

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Financial highlights |
	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

			Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

							For the Six Months Ended March 31, 2006		For the Years Ended September 30,
			For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43		$13.41	$11.55	$9.16	$10.00	$14.41		$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.21	0.01	0.14		0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.29		1.90	2.23	2.24	(0.85)	1.28		1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	1.41		2.16	2.47	2.45	(0.84)	1.42		2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.25)		(0.16)	(0.06)	(0.06)	—	(0.21)		(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.73)		(1.14)	(0.61)	(0.06)	—	(0.69)		(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$15.11		$14.43	$13.41	$11.55	$9.16	$15.14		$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	10.06%		16.23%	21.59%	26.94%	(8.40)%	10.18%		16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$188,925		$159,064	$69,314	$9,943	$92	$260,100		$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.57	%(c)(d)	0.48%	0.51%	0.54%	0.03%	0.26	%(c)(d)	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.57	%(c)(d)	0.48%	0.48%	0.47%	0.03%	0.26	%(c)(d)	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	1.65	%(c)	1.82%	1.87%	1.89%	0.09%	1.96	%(c)	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retail Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004	2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.17		$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss)
on total investments	1.26		1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.38		2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.29)		(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.77)		(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.78		$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	10.03%		16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,865		$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.49	%(c)(d)	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.49	% (c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.73	% (c)	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class

									For the Period							For the Period
	For the Six								September 4, 2002							September 4, 2002
	Months		For the Years Ended						(commencement	For the Six		For the Years Ended				(commencement
	Ended		September 30,						of operations)	Months Ended		September 30,				of operations)
	March 31,								to September 30,	March 31,						to September 30,
	2006		2005		2004		2003		2002 (b)	2006		2005	2004	2003		2002 (b)

	(Unaudited)									(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01		$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06		0.06	0.05	0.04		0.00 (c)
Net realized and unrealized gain (loss)on total investments	1.86		3.31		1.76		3.76		(0.79)	1.88		3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	1.90		3.32		1.76		3.76		(0.79)	1.94		3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	—		(0.00	)(c)	—	(0.02)		(0.01)	(0.03)	—		—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)		(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.46)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)		(0.68)	(0.53)	(0.00	)(c)	—

Net asset value, end of period	$18.32		$16.88		$14.23		$12.97		$9.21	$18.48		$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	11.42%		23.72%		13.48%		40.85%		(7.90)%	11.60%		24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$199,483		$131,943		$74,600		$25,519		$92	$24,854		$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.58	%(d)(e)	0.48%		0.54%		0.73%		0.03%	0.34	%(e)	0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)(e)	0.48%		0.48%		0.47%		0.03%	0.28	%(e)	0.15%	0.14%	0.14%		0.01%
Ratio of net investment income to average net assets	0.46	%(e)	0.06%		(0.01)%		(0.02)%		0.02%	0.74	%(e)	0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	144	%(e)	115%		148%		162%		19%	144	%(e)	115%	148%	162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(d)	Includes 0.01% of overdraft charges included in interest expense.

(e)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retail Class

	For the Six Months Ended March 31,								For the Period September 4, 2002 (commencement of operations) to September 30,
			For the Years Ended September 30,

	2006		2005		2004		2003		2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.89		$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain (loss) on total investments	1.85		3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	1.89		3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.46)		(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$18.32		$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	11.36%		23.80%		13.48%		40.96%		(7.90	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$81,117		$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.56	%(e)	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(e)	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.46	%(e)	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	144	%(e)	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(e)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31,					For the Period September 4, 2002 (commencement of operations) to September 30,	For the Six Months Ended March 31,					For the Period September 4, 2002 (commencement of operations) to September 30,

			For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52		$14.38	$11.95	$9.03	$10.00	$17.57		$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.21	0.18	0.01	0.14		0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.49		3.60	2.73	2.80	(0.98)	1.49		3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	1.60		3.85	2.94	2.98	(0.97)	1.63		3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.21)		(0.14)	(0.06)	(0.06)	—	(0.23)		(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.09)		(0.71)	(0.51)	(0.06)	—	(1.11)		(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$18.03		$17.52	$14.38	$11.95	$9.03	$18.09		$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	9.50%		27.20%	24.82%	33.27%	(9.70)%	9.65%		27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$301,613		$266,360	$92,268	$15,669	$90	$28,363		$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.56	%(c)(d)	0.48%	0.52%	0.65%	0.03%	0.33	%(c)	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(c)(d)	0.48%	0.48%	0.47%	0.03%	0.29	%(c)	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	1.31	%(c)	1.50%	1.54%	1.52%	0.12%	1.58	%(c)	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.36		$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.48		3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	1.59		3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.22)		(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.10)		(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.85		$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	9.50%		27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$120,637		$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.55	%(c)(d)	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.30	%(c)	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class							Institutional Class

	For the Six Months Ended March 31,		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Six Months Ended March 31,		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
														to September 30,
	2006		2005	2004		2003	2002 (b)	2006		2005	2004		2003	2002 (b)

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71		$14.20	$12.62		$9.27	$10.00	$15.84		$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.04		0.12	0.09		0.11	0.01	0.07		0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.17		2.19	2.46		3.28	(0.74)	2.18		2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.31	2.55		3.39	(0.73)	2.25		2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.11)		(0.10)	(0.04)		(0.04)	—	(0.11)		(0.12)	(0.08)		(0.02)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.44)		(0.80)	(0.97)		(0.04)	—	(1.44)		(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$16.48		$15.71	$14.20	(c)	$12.62	$9.27	$16.65		$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	15.14%		16.35%	20.53	%(c)	36.65%	(7.30)%	15.27%		16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,921		$170,413	$116,445		$29,036	$93	$122,488		$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.59	%(d)	0.48%	0.54%		0.95%	0.03%	0.30	%(d)(e)	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)	0.48%	0.48%		0.47%	0.03%	0.29	%(d)(e)	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets	0.56	%(d)	0.78%	0.68%		0.89%	0.15%	0.86	%(d)	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retail Class

	For the Six Months Ended		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
	March 31,						to September 30,
	2006		2005	2004		2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65		$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.16		2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.12)		(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.45)		(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$16.41		$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	15.24%		16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$84,575		$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.48	%(d)(e)	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.44	%(d)(e)	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.71	%(d)	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47		$10.56	$11.60	$9.29	$10.00	$11.33		$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.12	0.05	0.07	0.01	0.07		0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.62		1.04	0.82	2.27	(0.72)	0.62		1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.67		1.16	0.87	2.34	(0.71)	0.69		1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)		(0.06)	(0.06)	(0.03)	—	(0.09)		(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)		(0.19)	(1.85)	—	—	(0.07)		(0.19)	(1.85)	—	—

Total distributions	(0.19)		(0.25)	(1.91)	(0.03)	—	(0.16)		(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.95		$11.47	$10.56	$11.60	$9.29	$11.86		$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.89%		11.04%	7.03%	25.21%	(7.10)%	6.12%		11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,931		$22,402	$18,405	$200	$93	$564,623		$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.39	%(c)	0.43%	0.52%	0.46%	0.03%	0.08	%(c)	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.39	%(c)	0.43%	0.42%	0.41%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.85	%(c)	1.04%	0.46%	0.68%	0.10%	1.16	%(c)	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	28	%(c)	61%	19%	19%	0%	28	%(c)	61%	19%	19%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
			For the Years Ended September 30,						For the Years Ended September 30,

			2005	2004	2003				2005	2004	2003

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52		$13.07	$11.38	$9.26	$10.00	$14.50		$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16		0.29	0.25	0.23	0.01	0.18		0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	0.84		1.79	1.98	1.96	(0.75)	0.84		1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	1.00		2.08	2.23	2.19	(0.74)	1.02		2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.12)		(0.24)	(0.21)	(0.07)	—	(0.29)		(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)		(0.39)	(0.33)	—	—	(0.32)		(0.39)	(0.33)	—	—

Total distributions	(0.44)		(0.63)	(0.54)	(0.07)	—	(0.61)		(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$15.08		$14.52	$13.07	$11.38	$9.26	$14.91		$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	6.97%		16.18%	19.82%	23.77%	(7.40)%	7.21%		16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,206		$778	$200	$161	$93	$523,800		$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.86	%(c)	0.44%	0.97%	0.48%	0.03%	0.08	%(c)	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.11	%(c)	2.07%	1.99%	2.17%	0.12%	2.55	%(c)	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	33	%(c)	65%	44%	63%	0%	33	%(c)	65%	44%	63%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Retirement Class		Institutional Class							Retail Class

	For the Period Ended March 31, 2006 (b)		For the Six Months Ended March 31, 2006		For the Years Ended September 30,					For the Period Ended March 31, 2006 (b)

					2005	2004	2003	2002	2001

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97		$8.85	$8.07	$6.48	$8.06	$11.37	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.09	(a)	0.18 (a)	0.15 (a)	0.13 (a)	0.11 (a)	0.09	—
Net realized and unrealized gain (loss)
on total investments	—		0.62		1.09	0.99	1.53	(1.63)	(3.20)	—

Total gain (loss) from investment operations	—		0.71		1.27	1.14	1.66	(1.52)	(3.11)	—

Less distributions from:
Net investment income	—		(0.17)		(0.15)	(0.29)	(0.05)	(0.06)	(0.10)	—
Net realized gains	—		(0.66)		—	(0.07)	(0.02)	—	(0.10)	—

Total distributions	—		(0.83)		(0.15)	(0.36)	(0.07)	(0.06)	(0.20)	—

Net asset value, end of period	$10.00		$9.85		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

TOTAL RETURN	0.00%		7.46%		14.40%	14.17%	25.79%	(19.04)%	(27.71)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$660,591		$606,341	$766,707	$1,355,731	$419,771	$101,247	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.09%	0.27%	0.51%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.08%	0.17%	0.17%	0.00%
Ratio of net investment income to average net assets	0.00%		1.78	%(c)	1.94%	1.67%	1.71%	1.41%	1.19%	0.00%
Portfolio turnover rate	24	%(c)	24	%(c)	24%	26%	5%	14%	7%	24	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30,						For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Six Months Ended March 31,		For the Years Ended September 30,				For the Six Months Ended March 31,		For the Years Ended September 30,

	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08		$12.95	$11.48	$9.32	$10.00	$14.08		$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.22	0.17	0.14	0.01	0.13		0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	0.76		1.29	1.36	2.07	(0.69)	0.75		1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	0.87		1.51	1.53	2.21	(0.68)	0.88		1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)		(0.18)	(0.06)	(0.05)	—	(0.18)		(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)		(0.20)	—	—	—	(0.03)		(0.20)	—	—	—

Total distributions	(0.24)		(0.38)	(0.06)	(0.05)	—	(0.21)		(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$14.71		$14.08	$12.95	$11.48	$9.32	$14.75		$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	6.21%		11.69%	13.29%	23.77%	(6.80)%	6.30%		12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,731		$98,508	$54,914	$12,860	$93	$673,338		$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.41	%(c)	0.44%	0.48%	0.51%	0.03%	0.08	%(c)	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.43%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.55	%(c)	1.65%	1.31%	1.27%	0.11%	1.88	%(c)	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	26	%(c)	38%	21%	20%	0%	26	%(c)	38%	21%	20%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights| TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class							Institutional Class

							For the Period September 4, 2002 (commencement of operations) to September 30,	For the Six Months Ended March 31,						For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Six Months Ended March 31,		For the Years Ended September 30,							For the Years Ended September 30,

	2006		2005	2004	2003		2002 (b)	2006		2005	2004	2003		2002 (b)

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29		$12.83	$12.91	$9.35		$10.00	$14.36		$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.03	0.001	0.01		0.01	0.07		0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	1.48		2.79	1.68	3.55		(0.66)	1.48		2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	1.53		2.82	1.69	3.56		(0.65)	1.55		2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.01)	(0.00	)(c)	—	(0.08)		(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)		(1.31)	(1.76)	(0.00	)(c)	—	(0.95)		(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(0.97)		(1.36)	(1.77)	(0.00	)(c)	—	(1.03)		(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.85		$14.29	$12.83	$12.91		$9.35	$14.88		$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	11.08%		22.86%	13.15%	38.14%		(6.50)%	11.22%		23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,272		$445	$344	$303		$94	$33,305		$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	1.01	%(d)	0.45%	0.73%	0.48%		0.03%	0.18	%(d)(e)	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(d)	0.45%	0.44%	0.41%		0.03%	0.09	%(d)(e)	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.65	%(d)	0.19%	0.10%	0.06%		0.05%	0.92	%(d)	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	56	%(d)	42%	32%	35%		0%	56	%(d)	42%	32%	35%		0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized. (c) Amount represents less than $0.01 per share.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4, 2002						September 4, 2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52		$14.20	$11.80	$9.30	$10.00	$16.55		$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15		0.28	0.24	0.21	0.01	0.18		0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.18		3.25	2.65	2.36	(0.71)	1.17		3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.33		3.53	2.89	2.57	(0.70)	1.35		3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)		(0.26)	(0.20)	(0.07)	—	(0.31)		(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)		(0.95)	(0.29)	—	—	(1.84)		(0.95)	(0.29)	—	—

Total distributions	(1.89)		(1.21)	(0.49)	(0.07)	—	(2.15)		(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$15.96		$16.52	$14.20	$11.80	$9.30	$15.75		$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	8.77%		25.80%	24.92%	27.78%	(7.00)%	8.98%		26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$7,683		$289	$200	$308	$93	$52,232		$47,420	$37,010	$29,797	$22,239

Ratio of expenses to average net assets before expense reimbursement	0.80	%(c)	0.44%	1.00%	0.48%	0.03%	0.15	%(c)	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.93	%(c)	1.81%	1.81%	2.04%	0.12%	2.27	%(c)	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	50	%(c)	43%	23%	24%	0%	50	%(c)	43%	23%	24%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4, 2002						September 4, 2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90		$14.35	$12.33	$9.38	$10.00	$16.85		$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.18	0.16	0.13	0.01	0.14		0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.49		3.27	2.28	2.86	(0.63)	1.48		3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.60		3.45	2.44	2.99	(0.62)	1.62		3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)		(0.13)	(0.08)	(0.04)	—	(0.22)		(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)		(0.77)	(0.34)	—	—	(0.92)		(0.77)	(0.34)	—	—

Total distributions	(1.02)		(0.90)	(0.42)	(0.04)	—	(1.14)		(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.48		$16.90	$14.35	$12.33	$9.38	$17.33		$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.85%		24.62%	19.94%	32.02%	(6.20)%	10.04%		25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$18,393		$6,338	$563	$254	$94	$71,792		$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59	%(c)	0.44%	0.66%	0.53%	0.03%	0.17	%(c)(d)	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.41%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.30	%(c)	1.15%	1.13%	1.19%	0.09%	1.62	%(c)	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	66	%(c)	40%	19%	35%	0%	66	%(c)	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class						Institutional Class

						For the Period,						For the Period
						September 4, 2002						September 4, 2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31		$14.54	$13.13	$9.32	$10.00	$14.56		$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.01		0.03	0.01	0.04	0.01	0.03		0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	2.44		2.52	2.17	3.79	(0.69)	2.19		2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	2.45		2.55	2.18	3.83	(0.68)	2.22		2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)		(0.04)	(0.03)	(0.02)	—	(0.06)		(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)		(1.74)	(0.74)	—	—	(0.88)		(1.74)	(0.74)	—	—

Total distributions	(0.90)		(1.78)	(0.77)	(0.02)	—	(0.94)		(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$16.86		$15.31	$14.54	$13.13	$9.32	$15.84		$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	16.72%		17.67%	16.86%	41.11%	(6.80)%	16.06%		17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,115		$1,652	$279	$177	$93	$88,489		$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.63	%(c)	0.45%	0.67%	0.48%	0.03%	0.13	(c)(d)	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.45%	0.44%	0.40%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.17	%(c)	0.18%	0.04%	0.32%	0.09%	0.43	%(c)	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	69	%(c)	70%	45%	52%	0%	69	%(c)	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4,						September 4,
						2002						2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45		$14.00	$12.11	$9.30	$10.00	$14.36		$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.20	0.18	0.17	0.02	0.12		0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.72		2.17	2.80	2.70	(0.72)	1.71		2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.84		2.37	2.98	2.87	(0.70)	1.83		2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)		(0.08)	(0.17)	(0.06)	—	(0.21)		(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)		(1.84)	(0.92)	—	—	(1.49)		(1.84)	(0.92)	—	—

Total distributions	(1.60)		(1.92)	(1.09)	(0.06)	—	(1.70)		(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.69		$14.45	$14.00	$12.11	$9.30	$14.49		$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	14.05%		17.39%	25.18%	31.04%	(7.00)%	14.19%		17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,115		$1,933	$237	$135	$93	$79,930		$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.83	%(c)	0.44%	0.91%	0.50%	0.03%	0.12	%(c)(d)	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.09	%(c)(d)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.65	%(c)	1.42%	1.32%	1.63%	0.20%	1.78	%(c)	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	47	%(c)	60%	42%	56%	0%	47	%(c)	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4, 2002						September 4, 2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65		$14.32	$12.59	$9.31	$10.00	$15.68		$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.13	0.10	0.11	0.01	0.08		0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.10		2.33	2.19	3.21	(0.70)	2.11		2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	2.17		2.46	2.29	3.32	(0.69)	2.19		2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)		(0.12)	(0.07)	(0.04)	—	(0.14)		(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)		(1.01)	(0.49)	—	—	(1.43)		(1.01)	(0.49)	—	—

Total distributions	(1.47)		(1.13)	(0.56)	(0.04)	—	(1.57)		(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$16.35		$15.65	$14.32	$12.59	$9.31	$16.30		$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	15.00%		17.43%	18.26%	35.76%	(6.90)%	15.17%		17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,216		$409	$330	$157	$93	$194,793		$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.88	%(c)	0.44%	0.77%	0.52%	0.03%	0.11	%(c)	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41	%(c)	0.44%	0.44%	0.40%	0.03%	0.08	%(c)	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88	%(c)	0.86%	0.71%	0.98%	0.15%	1.04	%(c)	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	45	%(c)	63%	24%	52%	0%	45	%(c)	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4,						September 4,
						2002						2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76		$13.67	$11.51	$9.21	$10.00	$16.64		$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22		0.27	0.27	0.20	0.02	0.16		0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	2.02		3.12	2.20	2.14	(0.81)	2.07		3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	2.24		3.39	2.47	2.34	(0.79)	2.23		3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)		(0.11)	(0.26)	(0.04)	—	(0.27)		(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.14)		(0.19)	(0.05)	—	—	(0.14)		(0.19)	(0.05)	—	—

Total distributions	(0.22)		(0.30)	(0.31)	(0.04)	—	(0.41)		(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$18.78		$16.76	$13.67	$11.51	$9.21	$18.46		$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	13.52%		25.04%	21.68%	25.44%	(7.90)%	13.66%		25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,549		$1,247	$789	$116	$92	$322,369		$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.62	%(c)	0.50%	0.50%	0.65%	0.03%	0.16	%(c)(d)	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.47	%(c)	0.50%	0.50%	0.47%	0.03%	0.16	%(c)(d)	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.45	%(c)	1.78%	2.02%	1.94%	0.22%	1.87	%(c)	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	35	%(c)	32%	7%	9%	0%	35	% (c)	32%	7%	9%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

242 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 243

Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Six Months Ended March 31,		For the Years Ended September 30,					For the Period Ended March 31,

	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23		$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$11.16	$10.00

Gain (loss) from investment operations:
Net investment income	0.07	(a)	0.14 (a)	0.10 (a)	0.09 (a)	0.09	(a)	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10	—
Net realized and unrealized gain (loss) on total investments	0.68		1.17	1.00	1.54	0.67		1.16	0.99	1.52	(1.64)	(2.94)	—

Total gain (loss) from investment operations	0.75		1.31	1.10	1.63	0.76		1.34	1.13	1.64	(1.53)	(2.84)	—

Less distributions from:
Net investment income	(0.11)		(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	(0.11)	—
Net realized gains	—		(0.04)	—	—	—		(0.04)	—	—	—	(0.18)	—

Total distributions	(0.11)		(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	(0.29)	—

Net asset value, end of period	$10.87		$10.23	$9.08	$8.01	$10.75		$10.13	$8.96	$7.96	$6.41	$8.03	$10.00

TOTAL RETURN	7.38%		14.41%	13.78%	25.42%	7.56%		15.03%	14.23%	25.89%	(19.34)%	(25.99)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$67,663		$50,855	$28,870	$8,936	$126,975		$114,491	$82,778	$50,790	$36,180	$26,460	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48	%(e)	0.44%	0.52%	0.48%	0.13	%(e)	0.10%	0.10%	0.13%	0.81%	0.97%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44	%(e)	0.44%	0.44%	0.43%	0.13	%(e)	0.10%	0.08%	0.08%	0.18%	0.18%	0.00%
Ratio of net investment income to average net assets	1.32	%(e)	1.46%	1.15%	1.16%	1.66	%(e)	1.87%	1.54%	1.65%	1.34%	1.12%	0.00%
Portfolio turnover rate	8	%(e)	17%	7%	28%	8	%(e)	17%	7%	28%	22%	5%	8	%(e)

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class							Institutional Class

	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (Commencement of operations) to September 30,		For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (Commencement of operations)
													to September 30,
	2006		2005	2004	2003	2002 (b)		2006		2005	2004	2003	2002 (b)

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66		$13.62	$12.40	$9.72	$10.00		$14.46		$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.27		0.48	0.50	0.57	0.05		0.28		0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	1.72		2.53	2.49	2.39	(0.31)		1.69		2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	1.99		3.01	2.99	2.96	(0.26)		1.97		2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.26)		(0.51)	(0.43)	(0.27)	(0.02)		(0.28)		(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—		(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.84)		(1.97)	(1.77)	(0.28)	(0.02)		(1.86)		(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.81		$14.66	$13.62	$12.40	$9.72		$14.57		$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	14.92%		22.86%	25.81%	30.92%	(2.58	) %	15.10%		22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$157,976		$150,382	$69,980	$14,207	$97		$258,331		$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.59	%(c)	0.48%	0.50%	0.51%	0.03%		0.28	%(c)	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(c)	0.48%	0.47%	0.48%	0.03%		0.28	%(c)	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	3.77	%(c)	3.36%	3.88%	4.81%	0.51%		4.04	%(c)	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%		202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retail Class

						For the Period
						September 4, 2002
	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)
	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35		$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26		0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	1.67		2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.93		2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.25)		(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.83)		(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.45		$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	14.87%		22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$176,323		$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.54	%(c)	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.54	%(c)	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	3.80	%(c)	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class							Retail Class

	For the Period		For the Six							For the Period
	Ended		Months Ended		For the Years Ended September 30,					Ended
	March 31,		March 31,							March 31,
	2006 (b)		2006		2005	2004	2003	2002	2001	2006 (b)

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10		$10.29	$10.81	$10.72	$10.58	$10.04	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.23	(a)	0.42 (a)	0.41 (a)	0.44 (a)	0.52 (a)	0.61	—
Net realized and unrealized gain (loss) on total investments	—		(0.25)		(0.14)	(0.06)	0.17	0.33	0.67	—

Total gain (loss) from investment operations	—		(0.02)		0.28	0.35	0.61	0.85	1.28	—

Less distributions from:
Net investment income	—		(0.22)		(0.42)	(0.42)	(0.44)	(0.52)	(0.61)	—
Net realized gains	—		—		(0.04)	(0.45)	(0.08)	(0.19)	(0.13)	—
Return of capital	—		—		(0.01)	—	—	—	—	—

Total distributions	—		(0.22)		(0.47)	(0.87)	(0.52)	(0.71)	(0.74)	—

Net asset value, end of period	$10.00		$9.86		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

TOTAL RETURN	0.00%		(0.16)%		2.86%	3.46%	5.84%	8.52%	13.21%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$1,623,044		$1,455,931	$931,386	$1,429,288	$1,170,560	$304,541	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.24%	0.30%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.19%	0.19%	0.00%
Ratio of net investment income to average net assets	0.00%		4.53	%(c)	4.10%	3.94%	4.08%	5.16%	5.99%	0.00%
Portfolio turnover rate	190	%(c)	190	%(c)	274%	90%	169%	181%	267%	190	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class						Retail Class

	For the Period Ended March 31,		For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2006 (c)		2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)		(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69		$10.75	$10.51	$10.12	$10.00	$10.54		$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	—		0.22		0.43	0.45	0.37	0.02	0.21		0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	—		(0.44)		0.12	0.30	0.31	0.12	(0.44)		0.11	0.24	0.26	0.12

Total gain (loss) from investment operations			(0.22)		0.55	0.75	0.68	0.14	(0.23)		0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	—		(0.22)		(0.46)	(0.42)	(0.29)	(0.02)	(0.23)		(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)		(0.15)	(0.09)	—	—	(0.21)		(0.15)	(0.09)	—	—

Total distributions	—		(0.43)		(0.61)	(0.51)	(0.29)	(0.02)	(0.44)		(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.00		$10.04		$10.69	$10.75	$10.51	$10.12	$9.87		$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	0.00%		(2.16)%		5.19%	7.36%	6.82%	1.37%	(2.33)%		5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$371,040		$325,636	$382,305	$223,138	$101	$64,468		$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.00%		0.20	%(d)	0.14%	0.15%	0.15%	0.01%	0.41	%(d)(e)	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.00%		0.20	%(d)	0.14%	0.14%	0.14%	0.01%	0.37	%(d)(e)	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	0.00%		4.17	%(d)	3.97%	4.27%	3.56%	0.23%	4.20	%(d)	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	99	%(d)	99	%(d)	239%	151%	210%	0%	99	%(d)	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The Retirement Class commenced operations on March 31, 2006.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class	Institutional Class							Retail Class

	For the Period Ended March 31, 2006 (b)	For the Six Months Ended March 31, 2006		For the Years Ended September 30,					For the Period Ended March 31, 2006 (b)

				2005	2004	2003	2002	2001

	(Unaudited)	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Total gain from investment operations	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Less distributions from:
Net investment income	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Total distributions	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	2.10%		2.68%	1.10%	1.27%	1.89%	5.16%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$255,885		$200,545	$179,775	$175,247	$188,394	$35,037	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%	0.12	%(c)	0.09%	0.09%	0.10%	0.28%	0.94%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%	0.11	%(c)	0.09%	0.09%	0.09%	0.16%	0.16%	0.00%
Ratio of net investment income to average net assets	0.00%	4.18	%(c)	2.65%	1.10%	1.27%	1.71%	4.91%	0.00%

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

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Notes to financial statements (unaudited)

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999. Another sixteen Funds commenced operations on September 4, 2002. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002. Finally, Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006. At this same time, new Retirement and/or Retail Share classes were launched for International Equity, Growth & Income, Social Choice Equity, Equity Index, Inflation-Linked Bond, Bond and Money Market Funds. Due to the limited operations and distribution of the new Funds and classes during the six-month period, there is only limited information on them included in this report. The remaining seven Funds labeled TIAA-CREF Lifecycle Funds commenced operations on October 4, 2004.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested seed money in each Fund and class. These Lifecycle Funds are reported under separate cover. At March 31, 2006, TIAA had seed money investment in the Funds as follows:

	Value of TIAA’s seed money investment at March 31, 2006

Fund	Retirement Class		Institutional Class	Retail Class		Total

Growth & Income	$—		$—	$500,000	*	$500,000
International Equity	—		—	500,000	*	500,000
Large-Cap Growth Index	146,382		824,381	—		970,763
Large-Cap Value Index	170,667		—	—		170,667
Equity Index	500,000	*	—	500,000	*	1,000,000
Mid-Cap Growth Index	199,465		30,356,318	—		30,555,783
Mid-Cap Value Index	203,130		46,335,727	—		46,538,857
Mid-Cap Blend Index	203,335		16,311,748	—		16,515,083
Small-Cap Growth Index	211,081		85,504,725	—		85,715,806
Small-Cap Value Index	204,247		74,642,865	—		74,847,112
Small-Cap Blend Index	201,847		20,642,613	—		20,844,460
International Equity Index	199,532		11,778,232	—		11,977,764
Social Choice Equity	—		—	500,000	*	500,000
Real Estate Securities	222,410		223,562	17,811,350		18,257,322
Bond	500,000	*	—	500,000	*	1,000,000
Inflation-Linked Bond	500,000	*	—	—		500,000
Money Market	500,000	*	—	500,000	*	1,000,000

*	Initial investment by TIAA as of March 31, 2006.

256 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. The Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 257

Notes to financial statements	continued

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital,

258 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

a reduction is recorded to the cost basis of the individual REITS. Effective for the six month period ended March 31, 2006, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not

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Notes to financial statements	continued

eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the six months ended March 31, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

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Notes to financial statements	continued

In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income, Real Estate Securities, and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Fund where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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Notes to financial statements	continued

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Effective February 1, 2006, each Fund implemented a new investment management agreement. Under the terms of the Investment Management Agreements, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Additionally, under the terms of a new Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets attributable to Retirement Class shares for providing transfer agency, accounting and administration services associated with offering this class on retirement platforms. The Funds’ previous service agreement was terminated as of February 1, 2006. Until that time, the Funds’ Institutional and Retail Classes were subject to a service agreement. Under the terms of a Distribution Plan, each Fund reimburses TPIS for amounts expended to distribute Retail Fund shares up to 0.25% of average daily net assets attributable to Retail Class shares. Various “other expenses” (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for their various other expenses. In addition, Advisors has agreed to waive its management fee down to 0.08% for the

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Notes to financial statements	continued

Growth & Income Fund. These waivers and reimbursements are contractual and will be in effect through September 30, 2007 with respect to actively managed Funds and April 30, 2010 with respect to index Funds. Advisors will receive the following annual percentages of each Fund’s/Classes’ average daily net assets for investment management, service, and distribution (12b-1) fees:

Fund	Investment Management Fee All Classes		Distribution Fee* (12b-1) (Retail Class Only)	Service Agreement Fee (Retirement Class Only)

Growth & Income†	0.45	%‡	—	0.25%
International Equity†	0.50		—	0.25
Large-Cap Value†	0.45		0.25%	0.25
Mid-Cap Growth†	0.48		0.25	0.25
Mid-Cap Value†	0.48		0.25	0.25
Small-Cap Equity†	0.48		0.25	0.25
Large-Cap Growth Index	0.04		—	0.25
Large-Cap Value Index	0.04		—	0.25
Equity Index	0.04		—	—
S&P 500 Index	0.04		—	0.25
Mid-Cap Growth Index	0.04		—	0.25
Mid-Cap Value Index	0.04		—	0.25
Mid-Cap Blend Index	0.04		—	0.25
Small-Cap Growth Index	0.04		—	0.25
Small-Cap Value Index	0.04		—	0.25
Small-Cap Blend Index	0.04		—	0.25
International Equity Index	0.04		—	0.25
Social Choice Equity	0.15		—	0.25
Real Estate Securities†	0.50		0.25	0.25
Bond†	0.30		—	—
Inflation-Linked Bond†	0.30		0.25	—
Money Market	0.10		—	—

*	TPIS has contractually agreed not to seek reimbursements under the Distribution (12b-1) Plan through at least September 30, 2007.

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase. Please see the prospectus for further detail on these schedules.

‡	0.08% after waiver through September 30, 2007.

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Notes to financial statements	continued

To limit the Funds’ expenses, Advisors has agreed to reimburse the Funds if their “other expenses” (in the case of the Institutional and Retirement classes) or total annual operating expenses (in the case of the Retail class) exceed the percentages listed below through September 30, 2007 for the actively-managed Funds and April 30, 2010 for the index Funds.

Fund	Retirement Class	Institutional Class	Retail Class

Growth & Income	0.30%	0.05%	—
International Equity	0.30	0.10	—
Large-Cap Value	0.30	0.05	0.80%
Mid-Cap Growth	0.30	0.07	0.85
Mid-Cap Value	0.30	0.07	0.85
Small-Cap Equity	0.30	0.07	0.85
Large-Cap Growth Index	0.30	0.04	—
Large-Cap Value Index	0.30	0.04	—
Equity Index	—	0.04	—
S&P 500 Index	0.30	0.04	—
Mid-Cap Growth Index	0.30	0.04	—
Mid-Cap Value Index	0.30	0.04	—
Mid-Cap Blend Index	0.30	0.04	—
Small-Cap Growth Index	0.30	0.04	—
Small-Cap Value Index	0.30	0.04	—
Small-Cap Blend Index	0.30	0.04	—
International Equity Index	0.37	0.11	—
Social Choice Equity	0.30	0.05	—
Real Estate Securities	0.30	0.05	0.90
Bond	—	0.05	—
Inflation-Linked Bond	—	0.05	0.50
Money Market	—	0.05	—

264 |	2006 Semiannual Report
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Notes to financial statements	continued

Note 3—investments

At March 31, 2006, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)

Growth & Income	$23,116,375	$1,364,755	$21,751,620
International Equity	200,313,070	3,417,062	196,896,008
Large-Cap Value	77,817,054	7,769,405	70,047,649
Mid-Cap Growth	54,650,331	2,470,688	52,179,643
Mid-Cap Value	57,691,342	5,682,006	52,009,336
Small-Cap Equity	56,119,971	4,702,860	51,417,111
Large-Cap Growth Index	69,744,896	15,622,157	54,122,739
Large-Cap Value Index	82,439,024	7,686,870	74,752,154
Equity Index	199,986,315	11,083,797	188,902,518
S&P 500 Index	105,000,774	14,537,725	90,463,049
Mid-Cap Growth Index	11,465,537	467,420	10,998,117
Mid-Cap Value Index	15,222,319	620,034	14,602,285
Mid-Cap Blend Index	26,153,780	790,266	25,363,514
Small-Cap Growth Index	32,628,113	3,007,305	29,620,808
Small-Cap Value Index	23,579,949	2,862,765	20,717,184
Small-Cap Blend Index	61,557,654	6,093,302	55,464,352
International Equity Index	81,209,993	1,745,806	79,464,187
Social Choice Equity	35,516,356	5,392,944	30,123,412
Real Estate Securities	90,739,004	5,001,512	85,737,492
Bond	1,529,558	38,283,280	(36,753,722)
Inflation-Linked Bond	1,044	10,681,920	(10,680,876)

At March 31, 2006, the S&P 500 Index Fund held the following open futures contracts:

	Number of	Market	Expiration	Unrealized
	Contracts	Value	Date	Gain

E-mini S&P 500 Index	40	$2,606,600	June 2006	$3,197

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Notes to financial statements	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the six months ended March 31, 2006, were as follows:

	Non-Government	Government	Non-Government	Government
Fund	Purchases	Purchases	Sales	Sales

Growth & Income	$121,471,434	$—	$154,389,115	$—
International Equity	1,062,034,523	—	985,275,176	—
Large-Cap Value	341,979,787	—	302,085,916	—
Mid-Cap Growth	247,720,063	—	185,226,787	—
Mid-Cap Value	323,163,986	—	291,874,901	—
Small-Cap Equity	646,424,581	—	631,393,117	—
Large-Cap Growth Index	155,819,965	—	75,290,595	—
Large-Cap Value Index	146,746,947	—	79,498,866	—
Equity Index	88,281,278	—	73,667,073	—
S&P 500 Index	217,147,211	—	90,243,185	—
Mid-Cap Growth Index	14,321,733	—	9,432,224	—
Mid-Cap Value Index	21,489,619	—	13,349,188	—
Mid-Cap Blend Index	37,823,445	—	26,010,571	—
Small-Cap Growth Index	44,706,297	—	30,083,066	—
Small-Cap Value Index	23,059,391	—	18,087,291	—
Small-Cap Blend Index	60,429,209	—	39,343,023	—
International Equity Index	117,485,554	—	49,302,639	—
Social Choice Equity	24,598,230	—	6,906,271	—
Real Estate Securities	547,132,032	—	565,874,104	—
Bond	210,209,832	1,441,595,051	139,871,498	1,293,748,981
Inflation-Linked Bond	—	253,303,462	—	203,827,868

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the six months ended March 31, 2006 are reflected in the Statement of Operations.

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Notes to financial statements	continued

Note 5—shareholder transactions

	Growth & Income Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$20,620,100	2,364,312	$22,734,164	2,598,079
Reinvestment of distributions	8,418,972	1,012,413	660,128	74,722
Redemptions	(8,960,973)	(1,039,958)	(5,470,959)	(626,083)

Net increase	$20,078,099	2,336,767	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$5,654,331	658,482	$93,344,328	10,859,994
Reinvestment of distributions	11,943,179	1,454,507	7,110,503	811,965
Exchanges	—	—	—	—
Redemptions	(49,658,576)	(5,353,819)	(636,186,203)	(73,122,791)

Net decrease	$(32,061,066)	(3,240,830)	$(535,731,372)	(61,450,832)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

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Notes to financial statements	continued

	International Equity Fund

	For the Six Months		For the Year
	Ended		Ended
	March 31, 2006 (Unaudited)		September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$302,853,152	24,297,700	$296,937,957	26,038,903
Reinvestment of distributions	21,190,540	1,779,223	6,914,417	618,463
Redemptions	(193,979,746)	(15,571,702)	(174,286,674)	(15,360,612)

Net increase	$130,063,946	10,505,221	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$43,622,399	3,622,683	$136,433,565	12,424,470
Reinvestment of distributions	45,158,780	3,892,999	31,946,874	2,928,208
Exchanges	—	—	—	—
Redemptions	(84,125,722)	(6,790,323)	(132,427,540)	(11,862,378)

Net increase	$4,655,457	725,359	$35,952,899	3,490,300

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

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Notes to financial statements	continued

	Large-Cap Value Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,398,307	2,281,439	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(20,107,164)	(1,379,961)	(28,844,323)	(2,062,116)

Net increase	$21,628,428	1,483,284	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$37,244,151	2,551,771	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,908	466,404	33,102
Redemptions	(15,937,739)	(1,085,419)	(13,519,934)	(945,607)

Net increase	$31,134,836	2,151,260	$178,632,510	12,695,000

Retail Class:
Subscriptions	$9,336,571	653,284	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,402	12,711,732	915,641
Exchanges	(487,468)	(35,238)	(65,133)	11,747
Redemptions	(6,873,143)	(477,752)	(17,373,970)	(1,245,818)

Net increase	$11,164,661	795,696	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,420,395	5,260,442	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(42,482,288)	(2,427,744)	(21,683,798)	(1,400,685)

Net increase	$53,007,840	3,073,368	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$2,495,495	143,347	$15,431,427	1,005,426
Reinvestment of distributions	504,958	29,634	79,187	5,041
Redemptions	(900,442)	(51,061)	(718,412)	(44,915)

Net increase	$2,100,011	121,920	$14,792,202	965,552

Retail Class:
Subscriptions	$8,792,233	507,394	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,884	2,150,315	137,354
Exchanges	5,444,696	315,909	(1,802,230)	(131,632)
Redemptions	(3,436,554)	(199,183)	(7,175,377)	(460,075)

Net increase	$12,539,744	727,004	$4,911,674	291,802

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Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$52,492,954	3,018,749	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(43,505,580)	(2,512,622)	(45,378,248)	(2,773,916)

Net increase	$26,355,686	1,526,592	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$2,547,784	147,341	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,176,134)	(124,852)	(1,880,221)	(114,607)

Net increase	$1,620,920	95,717	$14,397,497	915,421

Retail Class:
Subscriptions	$20,377,756	1,177,980	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,611	2,506,619	157,928
Exchanges	1,674,078	98,600	21,876,420	1,352,186
Redemptions	(6,629,986)	(386,777)	(8,433,887)	(517,793)

Net increase	$21,512,268	1,251,414	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,368,630	5,231,605	$92,631,208	6,139,144
Reinvestment of distributions	16,142,020	1,092,892	7,697,878	497,600
Redemptions	(55,978,719)	(3,645,763)	(59,389,422)	(3,989,673)

Net increase	$41,531,931	2,678,734	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$12,793,684	826,759	$68,311,360	4,602,201
Reinvestment of distributions	8,940,409	599,625	1,789,247	114,990
Redemptions	(22,629,276)	(1,436,901)	(8,156,759)	(532,333)

Net increase (decrease)	$(895,183)	(10,517)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$6,500,774	418,626	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,729	3,493,722	226,920
Exchanges	275,800	10,383	(3,808,935)	(260,863)
Redemptions	(4,363,127)	(284,347)	(9,084,765)	(606,149)

Net increase	$8,995,217	592,391	$2,937,113	185,761

270 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Large-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$11,464,073	983,088	$7,621,775	685,062
Reinvestment of distributions	457,282	38,720	444,980	39,484
Redemptions	(3,597,453)	(303,841)	(5,705,775)	(514,075)

Net increase	$8,323,902	717,967	$2,360,980	210,471

Institutional Class:
Seed money redemptions	$—	—	$(4,881,000)	(448,092)
Subscriptions	85,737,931	7,352,344	465,928,373	43,206,306
Reinvestment of distributions	6,475,717	553,007	753,429	67,815
Exchanges	—	—	—	—
Redemptions	(15,449,646)	(1,313,717)	(55,413,800)	(5,214,628)

Net increase	$76,764,002	6,591,634	$406,387,002	37,611,401

	Large-Cap Value Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$9,654,431	653,494	$611,689	43,621
Reinvestment of distributions	61,757	4,277	12,807	929
Redemptions	(4,453,040)	(299,953)	(87,388)	(6,283)

Net increase	$5,263,148	357,818	$537,108	38,267

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	76,929,539	5,325,486	327,406,904	24,010,889
Reinvestment of distributions	17,436,316	1,221,886	6,668,431	485,327
Exchanges	—	—	—	—
Redemptions	(19,300,277)	(1,304,565)	(75,556,554)	(5,516,597)

Net increase	$75,065,578	5,242,807	$258,518,781	18,979,619

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Notes to financial statements	continued

	Equity Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$83,457,987	8,582,568	$261,479,146	27,731,773
Reinvestment of distributions	41,512,045	4,369,689	11,064,982	1,152,597
Exchanges	—	—	—	—
Redemptions	(65,789,077)	(6,682,433)	(513,009,990)	(54,732,933)

Net increase (decrease)	$59,180,955	6,269,824	$(240,465,862)	(25,848,563)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

	S&P 500 Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$54,989,037	3,846,001	$118,343,960	8,679,127
Reinvestment of distributions	1,774,958	123,604	1,834,726	133,241
Redemptions	(41,319,372)	(2,890,559)	(82,543,539)	(6,059,986)

Net increase	$15,444,623	1,079,046	$37,635,147	2,752,382

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	128,135,925	8,880,830	358,639,136	26,700,377
Reinvestment of distributions	8,054,074	559,699	4,499,272	327,935
Exchanges	—	—	—	—
Redemptions	(17,681,164)	(1,226,362)	(34,966,701)	(2,570,614)

Net increase	$118,508,835	8,214,167	$328,171,707	24,457,698

272 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Mid-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,222,680	568,771	$23,264	1,688
Reinvestment of distributions	160,836	11,480	36,767	2,781
Redemptions	(3,684,339)	(256,371)	(1,477)	(116)

Net increase	$4,699,177	323,880	$58,554	4,353

Institutional Class:
Seed money redemptions	$—	—	$(339,000)	(24,689)
Subscriptions	1,236,500	85,800	907,500	65,311
Reinvestment of distributions	1,973,309	140,649	2,371,673	179,129
Redemptions	(563,237)	(38,288)	(386,027)	(29,005)

Net increase	$2,646,572	188,161	$2,554,146	190,746

	Mid-Cap Value Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$8,755,939	546,818	$38,173	2,434
Reinvestment of distributions	494,132	32,920	18,676	1,257
Redemptions	(1,832,634)	(115,941)	(4,332)	(276)

Net increase	$7,417,437	463,797	$52,517	3,415

Institutional Class:
Seed money redemptions	$—	—	$(571,000)	(37,750)
Subscriptions	2,169,340	140,392	2,186,700	138,579
Reinvestment of distributions	5,555,221	375,353	2,974,868	200,328
Redemptions	(1,017,681)	(63,656)	(584,057)	(37,232)

Net increase	$6,706,880	452,089	$4,006,511	263,925

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 273

Notes to financial statements	continued

	Mid-Cap Blend Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$13,722,251	816,272	$5,807,644	376,944
Reinvestment of distributions	671,562	40,800	50,992	3,320
Redemptions	(2,970,313)	(179,849)	(701,703)	(44,420)

Net increase	$11,423,500	677,223	$5,156,933	335,844

Institutional Class:
Seed money redemptions	$—	—	$(2,371,000)	(156,279)
Subscriptions	9,190,388	547,707	13,929,938	891,425
Reinvestment of distributions	1,172,709	71,945	845,737	55,349
Redemptions	(5,324,671)	(316,491)	(6,542,724)	(417,419)

Net increase	$5,038,426	303,161	$5,861,951	373,076

	Small-Cap Growth Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,802,625	1,512,528	$13,316,812	918,606
Reinvestment of distributions	179,907	11,954	42,048	2,803
Redemptions	(9,486,436)	(617,521)	(12,060,023)	(832,749)

Net increase	$14,496,096	906,961	$1,298,837	88,660

Institutional Class:
Seed money redemptions	$—	—	$(50,000)	(3,294)
Subscriptions	366,500	24,798	325,850	23,437
Reinvestment of distributions	4,880,434	345,395	8,157,474	572,053
Redemptions	(696,852)	(46,172)	(528,119)	(38,175)

Net increase	$4,550,082	324,021	$7,905,205	554,021

274 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Small-Cap Value Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,659,737	754,387	$8,446,457	603,195
Reinvestment of distributions	282,615	21,410	94,383	6,756
Redemptions	(4,095,599)	(289,161)	(6,857,454)	(493,128)

Net increase	$6,846,753	486,636	$1,683,386	116,823

Institutional Class:
Seed money redemptions	$—	—	$(1,310,000)	(88,630)
Subscriptions	900,400	64,811	1,921,400	132,830
Reinvestment of distributions	7,786,235	598,481	8,199,307	592,008
Redemptions	(2,120,440)	(146,617)	(2,102,495)	(152,028)

Net increase	$6,566,195	516,675	$6,708,212	484,180

	Small-Cap Blend Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$10,076,903	644,280	$76,692	5,042
Reinvestment of distributions	171,045	11,684	28,329	1,860
Redemptions	(2,767,084)	(179,701)	(56,495)	(3,844)

Net increase	$7,480,864	476,263	$48,526	3,058

Institutional Class:
Seed money redemptions	$—	—	$(2,827,000)	(185,699)
Subscriptions	26,167,934	1,706,646	51,886,266	3,530,220
Reinvestment of distributions	13,704,516	939,953	8,812,379	578,998
Redemptions	(10,371,511)	(665,477)	(42,896,347)	(2,973,685)

Net increase	$29,500,939	1,981,122	$14,975,298	949,834

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 275

Notes to financial statements	continued

	International Equity Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$22,079,600	1,239,048	$1,786,153	113,845
Reinvestment of distributions	64,606	3,741	28,617	1,869
Redemptions	(2,993,339)	(169,492)	(1,518,251)	(99,004)

Net increase	$19,150,867	1,073,297	$296,519	16,710

Institutional Class:
Seed money redemptions	$—	—	$(4,473,000)	(299,602)
Subscriptions	69,680,234	4,045,150	199,802,707	13,156,062
Reinvestment of distributions	5,733,928	337,886	1,510,442	99,699
Exchanges	—	—	—	—
Redemptions	(21,023,498)	(1,215,162)	(63,644,100)	(4,173,995)

Net increase	$54,390,664	3,167,874	$133,196,049	8,782,164

	Social Choice Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$14,454,316	1,368,674	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,154	536,549	54,417
Redemptions	(1,829,345)	(171,612)	(3,631,991)	(373,743)

Net increase	$13,227,378	1,254,216	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$9,138,815	876,905	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,887	1,508,826	155,069
Redemptions	(5,446,598)	(516,287)	(20,854,261)	(2,258,745)

Net increase	$5,190,084	504,505	$20,345,027	2,069,079

Retail Class:
Seed money subscritions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

276 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$30,070,463	2,092,085	$106,581,493	7,283,796
Reinvestment of distributions	16,564,221	1,235,376	15,837,551	1,113,143
Redemptions	(41,161,341)	(2,915,634)	(46,701,392)	(3,277,163)

Net increase	$5,473,343	411,827	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$26,433,564	1,902,907	$89,820,222	6,566,350
Reinvestment of distributions	26,991,884	2,042,437	19,374,974	1,376,973
Exchanges	—	—	—	—
Redemptions	(40,843,032)	(2,874,271)	(40,136,965)	(2,851,371)

Net increase	$12,582,416	1,071,073	$69,058,231	5,091,952

Retail Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	12,368,125	890,584	46,901,297	3,336,614
Reinvestment of distributions	18,556,806	1,417,064	18,487,699	1,326,977
Exchanges	(7,420,496)	(537,162)	4,007,325	222,501
Redemptions	(10,274,350)	(737,322)	(24,360,694)	(1,772,878)

Net increase	$13,230,085	1,033,164	$45,035,627	3,113,214

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 277

Notes to financial statements	continued

	Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$298,510,628	29,851,802	$817,869,953	80,562,217
Reinvestment of distributions	31,321,239	3,138,677	48,706,223	4,779,292
Exchanges	—	—	—	—
Redemptions	(125,390,491)	(12,553,703)	(319,665,208)	(31,652,937)

Net increase	$204,441,376	20,436,776	$546,910,968	53,688,572

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

278 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	88,007,875	8,492,859	196,483,038	18,283,001
Reinvestment of distributions	12,398,353	1,209,595	18,491,867	1,724,781
Exchanges	—	—	—	—
Redemptions	(32,972,347)	(3,189,873)	(268,690,192)	(25,118,571)

Net increase (decrease)	$67,433,881	6,512,581	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$5,394,549	525,789	$21,238,924	1,997,282
Reinvestment of distributions	2,718,186	269,394	3,454,093	326,857
Exchanges	(4,306,407)	(427,060)	6,038,646	561,845
Redemptions	(5,175,440)	(506,177)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(1,369,112)	(138,054)	$(25,180,291)	(2,317,107)

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 279

Notes to financial statements	continued

	Money Market Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

Institutional Class:
Subscriptions	$85,468,979	85,568,811	$70,575,014	70,575,014
Reinvestment of distributions	4,299,734	4,299,734	5,012,861	5,012,861
Exchanges	—	—	—	—
Redemptions	(34,428,758)	(34,527,551)	(54,817,294)	(54,817,294)

Net increase	$55,339,955	55,340,994	$20,770,581	20,770,581

Retail Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

280 |	2006Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2005 was as follows:

		2005

Fund	Ordinary Income	Long-term Capital Gain	Total

Growth & Income	$8,511,691	$—	$8,511,691
International Equity	45,237,174	1,257,162	46,494,336
Large-Cap Value	16,526,971	7,438,481	23,965,452
Mid-Cap Growth	1,592,229	4,525,334	6,117,563
Mid-Cap Value	7,120,760	2,435,007	9,555,767
Small-Cap Equity	6,299,276	7,865,098	14,164,374
Large-Cap Growth Index	647,747	910,812	1,558,559
Large-Cap Value Index	3,548,096	4,291,429	7,839,525
Equity Index	13,454,920	—	13,454,920
S&P 500 Index	3,663,971	3,715,440	7,379,411
Mid-Cap Growth Index	476,761	2,102,143	2,578,904
Mid-Cap Value Index	1,414,450	1,852,415	3,266,865
Mid-Cap Blend Index	1,317,503	2,125,930	3,443,433
Small-Cap Growth Index	2,368,972	6,033,400	8,402,372
Small-Cap Value Index	3,715,546	5,683,512	9,399,058
Small-Cap Blend Index	3,865,895	6,757,800	10,623,695
International Equity Index	2,009,411	884,616	2,894,027
Social Choice Equity	1,917,277	443,474	2,360,751
Real Estate Securities	54,431,934	5,507,332	59,939,266
Bond	51,844,113	2,474,711	55,752,513	*
Inflation-Linked Bond	20,198,689	4,193,975	24,392,664
Money Market	5,029,393	—	5,029,393

*	Total distributions for Bond Fund include return of capital distributions of $1,433,689.

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

Note 7–line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the period ended March 31, 2006 there were no borrowings under this credit facility by the Funds.

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 281

Notes to financial statements	concluded

The Bond Fund participates in a letter of credit agreement in the amount of $1.5 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the period ended March 31, 2006, there were no drawdowns under this agreement.

282 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

2006 special meeting |	TIAA-CREF Institutional Mutual Funds (unaudited)

Investment management agreement

At a special meeting of shareholders on January 25, 2006, shareholders approved a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

International Equity	39,297,262.69	83.38	7,128,098.05	15.12	708,888.67	1.50

Large-Cap Value	21,889,712.45	91.27	1,910,770.05	7.97	181,674.94	0.76

Small-Cap Equity	10,981,258.63	86.41	1,352,373.43	10.64	374,737.84	2.95

Social Choice Equity	9,082,904.22	83.88	1,679,980.61	15.51	66,316.12	0.61

Real Estate Securities	16,994,610.32	82.16	3,157,439.06	15.27	531,639.12	2.57

2006 Semiannual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 283

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10930
C35673	5/06

PERFORMANCE OVERVIEW AS OF MARCH 31, 2006

		Average annual compound rates of total return

Retail Class	Inception date	1 year	Since inception

EQUITIES

Large-Cap Value Fund	10/1/2002	14.31%	21.37%
Mid-Cap Growth Fund	10/1/2002	21.35	25.34
Mid-Cap Value Fund	10/1/2002	19.03	27.16
Small-Cap Equity Fund	10/1/2002	24.46	25.57
Real Estate Securities Fund	10/1/2002	29.41	27.19

FIXED INCOME

Inflation-Linked Bond Fund	10/1/2002	0.44	4.69

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Contents

Understanding your report from TIAA-CREF Institutional Mutual Funds	2	Small-Cap Equity Fund	23
		Real Estate Securities Fund	27
Keeping pace with your evolving needs	3	Inflation-Linked Bond Fund	31

Report to investors	4	Summary portfolios of investments	35

More information for investors	6	Financial statements
		Statements of assets and liabilities	78
Special terms	7	Statements of operations	82
		Statements of changes in net assets	86
Understanding investment risk	8	Financial highlights	94
		Notes to financial statements	128
Important information about expenses	10
		2006 special meeting	150
Fund performance
Large-Cap Value Fund	11	How to reach us	Inside back cover
Mid-Cap Growth Fund	15
Mid-Cap Value Fund	19

Understanding your report from TIAA-CREF Institutional Mutual Funds

This report contains information about the holdings and investment performance of the Institutional Class of TIAA-CREF Institutional Mutual Funds for the six-month period that ended on March 31, 2006.

The report contains six main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•	The letter from Scott Evans, the funds’ executive vice president and head of Asset Management, describes how TIAA-CREF Institutional Mutual Funds are evolving to serve you better.

•	The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the six-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group. This section also provides information about risks and expenses.

•	The summary portfolios of investments list the industries or types of securities in which each fund had investments as of March 31, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

2	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Keeping pace with your evolving needs

Scott C. Evans
Executive Vice President

I am pleased to provide you with the 2006 Semiannual Report for the Retail Class of the TIAA-CREF Institutional Mutual Funds.

          In response to your expressed desire for more fund choices to help meet the challenges of investing today, we introduced twelve new funds on March 31, 2006. Complete information about each of them is available on our website.

          We are also increasing the size of our analyst team by 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing you with expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

          As I focus my attention on leading Asset Management at TIAA-CREF Institutional Mutual Funds, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings nearly two decades of experience at TIAA-CREF to his new position.

          As the chief investment officer of Teachers Advisors, Inc., the fund’s investment adviser, Ed is charged with building on our heritage of helping to provide financial security through disciplined, low-priced investment management.

          Ed and I will work with the Asset Management staff with one clear objective: to maximize the ending balance in your accounts, while remaining conscious of risk. That is what our customers in the academic, medical, cultural and research fields have come to expect from TIAA-CREF, and TIAA-CREF Institutional Mutual Funds is dedicated to these same principles.

          Whether your investments with us are in equities or bonds, whether you use a growth strategy or a value one, you can be sure that—as your investment partner—we will work to build shareholder value. That’s what it means to provide financial services for the greater good, and we believe that’s one of the reasons why you choose to invest with us.

/s/ Scott C. Evans
Scott C. Evans
Executive Vice President

2006 Semiannual Report	3
Retail Class • TIAA-CREF Institutional Mutual Funds

Report to investors

The following report contains the performance and financial statements for the Retail Class of the TIAA-CREF Institutional Mutual Funds for the six-month period ended March 31, 2006. The financial statements include information about other share classes, which are not the subject of this report.

Stock prices in markets throughout the world rose sharply during the first quarter of 2006, enabling both U.S. and foreign stocks to post outsized gains for the six months covered by this report. The Russell 3000® Index, which measures the broad U.S. market, gained 7.5% for the six months, while the Morgan Stanley EAFE® Index, which measures stock performance in 21 foreign nations, jumped 13.9%.

     Boosted by this broad-based advance, four of the five equity funds offered by the Retail Class of TIAA-CREF Institutional Mutual Funds posted double-digit gains. Our Inflation-Linked Bond Fund was affected by the slump in the U.S. bond market and posted a loss for the period.

The cost of doing business climbs

Corporate earnings continued to grow during the six-month period, but profit margins were threatened by higher prices for many commodities. While oil and natural gas made headlines, the cost of commodities ranging from aluminum to zinc also rose steeply.

     Credit became more expensive, too. The Federal Reserve raised short-term interest rates four times during the six months, and the 10-year Treasury note, a benchmark for much of the bond market, climbed from 4.32% to 4.85%.

     Higher credit costs were already undermining the housing market, which accounted for just 3% of the nation’s growth during the first quarter of 2006, after contributing nearly 12% of growth during 2005.

Financials and small-caps lead the rally

During the six-month period, more than one-fifth of the Russell 3000’s return came from the 12.4% advance of financial stocks, which continued to perform well despite the Fed’s rate hikes.

     Strong performance among stocks of small- and medium-sized companies also helped returns. Small-cap stocks gained 15.2% and were one of the few segments of the U.S. stock market that outperformed foreign equities during the period.

     U.S. bond prices fell because of the rising-yield environment, thus reducing the market value of current bond holdings. However, interest income kept bonds’ total returns from retreating too deeply into negative territory.

4	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Equity funds score impressive gains

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

During the six-month period, returns for our equity funds varied from 9.5% for the Mid-Cap Value Fund to 15.2% for the Small-Cap Equity Fund. All of our active equity funds, which seek to outperform their benchmark indexes through individual stock selection, beat their benchmarks during the period.

          The Real Estate Securities Fund trailed its benchmark for reasons that are explained in the fund performance section of this report but delivered a return that was nearly double the return of the Russell 3000.

          The Inflation-Linked Bond Fund posted a decline in line with the negative return of its benchmark. As in other parts of the U.S. bond market, total returns suffered because of falling bond prices, but were helped somewhat by bonds’ continuing interest income.

          Throughout the period, each of our funds remained fully invested in order to participate in the gains achieved by its market segment. At the same time, we continued to pay close attention to expenses, delivering highly disciplined investment management along with some of the lowest expense ratios in the mutual fund industry.

          We keep each of our funds faithful to its objectives in order to keep your allocation strategies on track.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Semiannual Report	5
Retail Class • TIAA-CREF Institutional Mutual Funds

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org;or

•	by calling TIAA-CREF at 800 223-1200 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

6	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance can be compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company.TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2006 Semiannual Report	7
Retail Class • TIAA-CREF Institutional Mutual Funds

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

     Some kinds of risk apply to all investments; other risks only apply to certain types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market or economic conditions. This is referred to as “market risk.” An example of a risk that applies only to bonds is “credit risk”—the possibility that a company may be unable to repay the principal of its bonds or pay interest on them.

     In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

     The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk of a decline that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

8	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Semiannual Report	9
Retail Class • TIAA-CREF Institutional Mutual Funds

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund	Value stocks of larger companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Large-Cap Value Fund gained 10.03% for the Retail Class, far outpacing both the 7.27% return of the fund’s benchmark, the Russell 1000® Value Index, and the 6.56% average return of similar funds, as measured by the Morningstar Large Value category.

Large-cap value stocks continue their hot streak

Large-cap value stocks provided higher returns than large-cap growth issues for both the six-month period and for the six consecutive calendar years ended December 31, 2005. Over the ten years ended March 31, 2006, large-cap value was again superior, delivering a 10.97% average annual gain, versus 6.50% for large-cap growth.

Sizeable jumps in half-a-dozen sectors

Performance for the period was boosted above that of the broader U.S. market by double-digit gains in half of the benchmark’s twelve sectors. Financials, which made up over one-third of the benchmark in terms of market capitalization, rose 12.4%, contributing more than half of the benchmark’s return.

     The next two largest contributors were materials and processing, up 19.8%, and technology (11.3%). The only declining sectors were integrated oils (-3.9%) and “other energy” (-1.6%).

Successful stock selections lift returns

The fund’s return for the six-month period exceeded the benchmark’s because of numerous successful stock choices, including five stocks that were not part of the benchmark as of March 31, 2006: semiconductor manufacturer Atmel; two network providers, Brocade Communications and Ciena; and two French companies, industrial giant Alstom and chemical company Rhodia. The last was held as an American Depositary Receipt (ADR), which is a receipt for shares of a foreign stock traded on a U.S. exchange.

     Also helping performance were overweights in JDS Uniphase, a fiber optics company, and in New Century Financial, a real estate investment trust.

     The positive effects of these holdings were partly offset by lower-than-expected returns from stocks that included Lear Corporation, a supplier of automotive interior systems; Altria, the parent company of Philip Morris; and insurer St. Paul Travelers. Holdings in the Bermuda-based insurance company Montpelier Re, RadioShack and autoparts maker Delphi, three nonbenchmark stocks, also reduced performance slightly.

     On March 31, 2006, foreign securities made up 9.82% of the fund’s total portfolio investments. Many of these securities were held as ADRs.

2006 Semiannual Report	11
Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006	Ticker symbol: TCLCX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	6 months	since inception[1]

Large-Cap Value Fund Retail Class	14.31%	21.37%	10.03%	96.99%

Benchmark:
Russell 1000 Value Index[2]	13.31	19.69	7.27	87.62

Peer group:
Morningstar Large Value	11.80	17.34	6.56	75.39

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

1	Inception date: October 1, 2002

2	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

12	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,699 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.42%, for the quarter ended June 30, 2003

Worst quarter: –5.63%, for the quarter ended March 31, 2003

*	Partial fiscal year

2006 Semiannual Report	13
Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,097.78	$2.52 †
5% annual hypothetical return	1,000.00	1,022.50 ‡	2.43

*	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.48%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†	Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.80%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.20 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,096.10.

‡	“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	77.79
Middle: $1 billion–$5 billion	20.18
Small: under $1 billion	2.03

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (3/31/2006)	$189.87	million

14	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Growth Fund	Growth stocks of medium-sized companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Growth Fund returned 11.36% for the Retail Class, on par with the 11.32% gain of the fund’s benchmark, the Russell Midcap® Growth Index, but trailing the 12.46% average return of similar funds, as measured by the Morningstar Mid-Cap Growth category.

Mid-cap growth continues to outpace the market

For the six-month period, mid-cap growth stocks solidly beat the 7.46% return of the broad U.S. market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap growth had outperformed the Russell 3000 Index for the preceding six consecutive quarters.

     By more than two percentage points, mid-cap growth also topped mid-cap value for the six months. For the ten years ended March 31, 2006, however, mid-cap growth’s average annual return of 9.39% lagged the 13.87% return of mid-cap value.

Every benchmark sector moves up

Unlike mid-cap value, which posted losses in two sectors, mid-cap growth scored gains in all twelve sectors. The largest contribution to the benchmark’s return came from technology, which jumped 16.9%. The next-two-largest contributors were consumer discretionary, up 11.5%, and financials, up 15.3%.

Stock selections fuel returns

The fund kept pace with its benchmark index on the strength of numerous successful stock choices. These included employment search website Monster Worldwide, fiber optics company JDS Uniphase and online prescription provider Express Scripts. Other leading contributors included Greenhill & Co., an investment bank not included in the benchmark.

     The largest detractor from performance was St. Jude Medical, another nonbenchmark stock. Several overweighted stocks that did not perform as anticipated also reduced returns. Among these were XM Satellite Radio, pharmaceutical company Sepracor and entertainment software maker Activision. However, contributors offset detractors, enabling the fund to edge past its benchmark.

     On March 31, 2006, foreign securities made up 1.85% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report	15
Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TCMGX

	Average annual compound rates of total return*		Cumulative rates of total return *

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Growth Fund
Retail Class	21.35%	25.34%	11.36%	120.53%

Benchmark:
Russell Midcap Growth Index[2]	22.68	24.77	11.32	117.01

Peer group:
Morningstar Mid-Cap Growth	23.34	20.76	12.46	94.30

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

16	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,053 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: -4.30%, for the quarter ended September 30, 2004

*	Partial fiscal year

2006 Semiannual Report	17
Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05-3/31/06)

Actual return	$1,000.00	$1,110.64	$2.96 †
5% annual hypothetical return	1,000.00	1,022.10 ‡	2.83

*	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.56%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†	Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.83%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.39 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,109.21.

‡	“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	71.62
Middle: $1 billion-$5 billion	27.51
Small: under $1 billion	0.87

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (3/31/2006)	$81.12 million

18	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Value Fund	Value stocks of medium-sized companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Mid-Cap Value Fund returned 9.50% for the Retail Class, outpacing the 9.06% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 8.30% average return of similar funds, as measured by the Morningstar Mid-Cap Value category.

Mid-cap value extends its winning streak

For the six-month period, mid-cap value stocks surpassed the 7.46% return of the broad U.S. stock market, as measured by the Russell 3000® Index. As of March 31, 2006, mid-cap value had beaten the Russell 3000 in eleven out of the last 13 quarters.

     The mid-cap value category trailed mid-cap growth by more than two percentage points for the six months. However, for the ten-year period, mid-cap value’s average annual return of 13.87% far exceeded the 9.39% advance of mid-cap growth stocks.

Mid-cap value sectors surge

For the six-month period, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. Financial stocks, which made up about one-third of the index, gained 13.1%. A smaller sector, materials and processing, also made a strong contribution to returns, jumping 23.7%.

     The two sectors that posted losses were “other energy,” down 5.4%, and utilities, the benchmark’s second-largest sector, which dropped 2.7%.

Stock choices send the fund above the benchmark

The fund’s strong return was due to the exceptional performance of numerous stock selections. Many of the top contributors were not listed in the benchmark, including Continental Airlines, network provider Brocade Communications and the French chemical company Rhodia.

     Overweight positions in such benchmark stocks as Cytec, a U.S. chemical manufacturer; JDS Uniphase, a fiber optics company; and Georgia Pacific, which makes paper and building materials, also boosted results.

     Contributions from these stocks were partly offset by the negative effects of some other positions, including overweights in media giant Tribune Company and in Tenet Healthcare, and an underweight in Nucor, a steel stock that did extremely well.

     On March 31, 2006, foreign securities made up 6.32% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Semiannual Report	19
Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TCMVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Mid-Cap Value Fund
Retail Class	19.03%	27.16%	9.50%	131.91%

Benchmark:
Russell Midcap Value Index[2]	20.30	25.53	9.06	121.69

Peer group:
Morningstar Mid-Cap Value	15.87	21.54	8.30	98.85

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

20	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,191 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.58%, for the quarter ended June 30, 2003

Worst quarter: –3.88%, for the quarter ended March 31, 2003

*     Partial fiscal year

2006 Semiannual Report	21
Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Value stocks of medium-sized companies
PERFORMANCE

Fund expenses–six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retail Class)– expense example

	Starting fund value	Ending fund value	Expenses paid *
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,092.17	$2.83 †
5% annual hypothetical return	1,000.00	1,022.20 ‡	2.73

*	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.54%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†	Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.83%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.35 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,090.65.

‡	“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	65.35
Middle: $1 billion–$5 billion	31.84
Small: under $1 billion	2.81

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (3/31/2006)	$120.64 million

22	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Small-Cap Equity Fund	Stocks of smaller companies
DISCUSSION

Performance in the six months ended March 31, 2006

The Small-Cap Equity Fund returned 15.24% for the Retail Class, in line with the 15.23% return of its benchmark, the Russell 2000® Index, and well ahead of the 13.53% average return of similar funds, as measured by the Morningstar Small Blend category.

Small caps soar above the market

For the six months, small caps scored gains that were more than twice those of the broad U.S. market, as measured by the Russell 3000® Index, which returned 7.46%. Within the small-cap category, growth stocks rose 16.20%, and value issues advanced 14.26%.

          In the fourth quarter of 2005, small caps returned just 1.13%, while large caps gained 2.12%. However, investors showed a fresh appetite for risk in the first quarter of 2006, and small caps jumped 13.94%—their largest single-quarter gain since the last quarter of 2004 and more than three times small caps’ return for all of 2005. In fact, the quarter saw small caps outperform large caps by the largest margin since the fourth quarter of 2001.

Financials and technology drive returns

For the six months, all twelve of the benchmark’s sectors moved upward, and eight posted double-digit gains. The largest contributions to the benchmark’s return came from the 23.2% advance in technology and from the 13.4% rise of financial stocks, which on March 31, 2006, made up nearly a quarter of the index in terms of market capitalization.

          Outsized gains in materials and processing (27%) and in the consumer discretionary sector (13%) also boosted the benchmark’s performance. The smallest returns came from integrated oils (4.1%) and “other energy” (1.7%).

Strong returns match the benchmark

Advantageous stock weightings enabled the fund to closely track its benchmark during the period. These included overweight holdings in construction company Emcor, bedding retailer Select Comfort and pizza chain Papa John’s.

          These positive results were partly offset by overweight positions, relative to the benchmark, in several stocks that did not perform as anticipated, such as Chiquita Brands, credit company Asset Acceptance Capital and computer network manager Packeteer. An underweight investment in Level 3 Communications, an Internet company, also reduced returns slightly.

          The fund continued to use proprietary mathematical models to evaluate and choose small-cap stocks that appeared to be attractively priced.

2006 Semiannual Report	23
Retail Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of March 31, 2006			Ticker symbol: TCSEX

	Average annual compound rates of total return*		Cumulative rates of total return*

		since		since
	1 year	inception[1]	6 months	inception[1]

Small-Cap Equity Fund Retail Class	24.46%	25.57%	15.24%	121.91%

Benchmark:
Russell 2000 Index[2]	25.85	25.31	15.23	120.36

Peer group:
Morningstar Small Blend	23.31	24.11	13.53	114.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,191 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 23.49%, for the quarter ended June 30, 2003
Worst quarter: –5.60%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report	25
Retail Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Stocks of smaller companies
PERFORMANCE

Fund expenses–six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retail Class)–expense example

	Starting fund value (10/1/05)	Ending fund value (3/31/06)		Expenses paid* (10/1/05-3/31/06)

Actual return	$1,000.00	$1,150.09		$2.31	†
5% annual hypothetical return	1,000.00	1,022.75	‡	2.18

*	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.43%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†
Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.70%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $3.77 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,148.63.

‡
“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization as of 3/31/2006	Percent of portfolio

Large: over $5 billion	2.11
Middle: $1 billion-$5 billion	61.64
Small: under $1 billion	36.25

Total	100.00

Fund facts

Inception date Retail Class	10/1/2002
Net assets (3/31/2006)	$84.57 million

26	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Real Estate Securities Fund	Real estate securities
DISCUSSION

Performance in the six months ended March 31, 2006

The Real Estate Securities Fund returned 14.87% for the Retail Class. The fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned 18.82%, and the average return of similar funds, as measured by the Morningstar Specialty Real Estate category, was 16.70%.

REITs trounce stocks and bonds

For the six-month period, the return of real estate investment trusts (REITs) was more than double the 7.46% gain of the broad-market Russell 3000® Index. Also left far behind by REITs were the 3.16% rise of high-yield bonds and the –0.06% return of investment-grade bonds, as measured by the Lehman Brothers U.S. Aggregate Index.

REITs break through investment headwinds

During the period, REITs faced two serious obstacles: their own high valuations and rising interest rates. However, three factors helped sustain performance. First, institutional investors who had previously sold REITs and taken profits began buying them again for fear of missing out on another big run-up. Second, REITs became a hotbed of mergers-and-acquisition activity. Investors flew to REITs in hope of selling them at a premium if the companies went private. Finally, for most of the period, the yield of REITs was higher than that of the 10-year Treasury, another common choice for income-seeking investors.

Solid returns trail the benchmark

During the six months, the fund delivered strong absolute returns and outperformed many income-producing assets as well as the broad U.S. stock market. However, its advance lagged the benchmark’s. The primary drag on performance was an overweight position in mortgage REITs, a nonbenchmark sector. Holdings in specialty finance, which is also not in the benchmark, further limited returns. The fund’s managers trimmed their holdings in both sectors as the period wore on.

          The fund’s manager was replaced in February. An interim team managed the fund during the remainder of the period, as a new permanent management team was assembled.

          Some of the strategies used during the period were transitional, as the fund’s managers made adjustments in the portfolio. Focusing on the attributes of particular companies rather than on broad economic conditions, managers started adding attractively valued benchmark stocks in an effort to boost relative performance while limiting risk.

2006 Semiannual Report	27
Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of March 31, 2006	Ticker symbol: TCREX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	6 months	since inception[1]

Real Estate Securities Fund Retail Class	29.41%	27.19%	14.87%	132.12%

Benchmark:
Dow Jones Wilshire Real Estate Securities Index	40.69	29.34	18.82	146.17

Peer group:
Morningstar Specialty Real Estate	36.04	27.33	16.70	134.08

*	The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information,including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

28	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,212 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 17.12%, for the quarter ended December 31, 2004

Worst quarter: –6.86%, for the quarter ended March 31, 2005

*	Partial fiscal year

2006 Semiannual Report	29
Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund	Real estate securities
PERFORMANCE

Fund expenses–six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$1,145.80	$2.90 †
5% annual hypothetical return	1,000.00	1,022.20 ‡	2.73

*
“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.54%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†
Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.86%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $4.62 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $1,144.08.

‡
“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
Capitalization as of 3/31/2006	portfolio

Large: over $5 billion	52.47
Middle: $1 billion–$5 billion	30.09
Small: under $1 billion	17.44

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (3/31/2006)	$176.32 million

30	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Inflation-Linked Bond Fund	Inflation-protected bonds
DISCUSSION

Performance in the six months ended March 31, 2006

The Inflation-Linked Bond Fund returned -2.33% for the Retail Class, trailing the -2.14% return of its benchmark, the Lehman Brothers Treasury Inflation-Protected Securities (TIPS) Index. The average return of similar funds, as measured by the Morningstar Inflation-Protected Bond category, was -2.30%.

The Fed keeps raising rates

The Federal Reserve raised the federal funds rate four times during the reporting period. On March 31, 2006, the rate stood at 4.75%—its highest level since April 2001.

     With yields increasing, many bond prices fell during the period. (Bond yields and prices move in opposite directions.) After gaining 0.11% in the fourth quarter of 2005, TIPS lost 2.25% in the first quarter of 2006—their second-worst quarter ever. For the reporting period, they underperformed the 0.06% drop in the Lehman Brothers U.S. Aggregate Index, a proxy for the U.S. investment-grade, fixed-income market.

     For the five-year period ended March 31, 2006, however, TIPS produced a 7.24% average annual return, topping both the 5.10% gain of the Lehman index and, surprisingly, the 5.33% increase of the U.S. stock market, as measured by the Russell 3000® Index.

Low inflation helps tame TIPS returns

Even though economic figures were strong during the six-month period, inflation remained under control, dampening demand for TIPS. Many market participants sold the securities in January ahead of the two TIPS auctions that month. Selling continued in February and March, partly as a result of lower oil prices, which cooled expectations for near-term inflation. Excluding food and energy, the rise in the Consumer Price Index from February 2005 to February 2006 was just 2.1%.

Strategies mitigate expense charges

The difference between the fund’s return and that of the benchmark was due to the fund’s expense charges; the index does not include such charges. During the period, the fund was able to reduce the effects of the charges on performance by making relative value trades among inflation linked securities.

     As of March 31, 2006, the fund’s overall option-adjusted duration was 8.37 years, compared with the benchmark’s 8.44 years. We generally keep the fund’s duration—a measure of a bond’s sensitivity to interest-rate changes—close to the benchmark’s to reduce the risk that the fund will underperform the benchmark.

2006 Semiannual Report	31
Retail Class • TIAA-CREF Institutional Mutual Funds

Inflation-Linked Bond Fund	Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of March 31, 2006			Ticker symbol: TCILX

	Average annual compound rates of total return*		Cumulative rates of total return*

		since		since
	1 year	inception[1]	6 months	inception[1]

Inflation-Linked Bond Fund Retail Class	0.44%	4.69%	-2.33%	17.39%

Benchmark:
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	0.86	5.05	-2.14	18.82

Peer group:
Morningstar Inflation-Protected Bond	0.23	4.68	-2.30	17.36

*
The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

32	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $11,739 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Fiscal year total returns

Retail Class

Best quarter: 5.15%, for the quarter ended March 31, 2004

Worst quarter: –3.19%, for the quarter ended June 30, 2004

*	Partial fiscal year

2006 Semiannual Report	33
Retail Class • TIAA-CREF Institutional Mutual Funds

Inflation-Linked Bond Fund	Inflation-protected bonds
PERFORMANCE

Fund expenses–six months ended March 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Retail Class)–expense example

	Starting fund value	Ending fund value	Expenses paid*
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

Actual return	$1,000.00	$ 974.92	$1.78 †
5% annual hypothetical return	1,000.00	1,023.11 ‡	1.82

*
“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.36%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†
Effective February 1, 2006, the fund implemented a new investment management agreement and other arrangements. Under the new arrangements, the net annual operating expense ratio for this fund after reimbursements is 0.50%. If this new expense ratio had been in effect during the most recent fiscal half-year, fund expenses during that period would have been $2.47 and the ending fund value, based on the fund’s actual return on a $1,000 investment, would have been $974.23.

‡
“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio composition by maturity
(as of 3/31/2006)

Percent of
portfolio
investments

1–20-Year Bonds	82.9
Over-20-Year Bonds	17.1

Total	100.0

Fund facts

Inception date
Retail Class	10/1/2002
Net assets (3/31/2006)	$64.47 million

34	2006 Semiannual Report
TIAA-CREF Institutional Mutual Funds • Retail Class

Growth & Income Fund	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$203,906	0.11%

	APPAREL AND ACCESSORY STORES		1,011,351	0.56

	BUILDING MATERIALS AND GARDEN SUPPLIES		906,912	0.50

	BUSINESS SERVICES
	Automatic Data Processing, Inc	36,510	1,667,777	0.92
	Microsoft Corp	113,985	3,101,532	1.72
	Other		5,843,181	3.23

			10,612,490	5.87

	CHEMICALS AND ALLIED PRODUCTS
	Monsanto Co	19,041	1,613,725	0.89
	Novartis AG. (ADR)	28,833	1,598,502	0.88
	Pfizer, Inc	116,402	2,900,738	1.60
	Procter & Gamble Co	52,735	3,038,591	1.68
	Teva Pharmaceutical Industries Ltd (Spon ADR)	33,206	1,367,423	0.76
	Wyeth	38,420	1,864,138	1.03
	Other		12,407,547	6.86

			24,790,664	13.70

	COMMUNICATIONS
	Sprint Nextel Corp	62,467	1,614,147	0.89
	Other		4,050,375	2.24

			5,664,522	3.13

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	69,953	3,185,660	1.76
	Citigroup, Inc	64,834	3,062,110	1.69
	JPMorgan Chase & Co	72,209	3,006,783	1.66
	Northern Trust Corp	35,562	1,867,005	1.03
	US Bancorp	58,389	1,780,865	0.99
	Other		2,365,626	1.31

			15,268,049	8.44

	EATING AND DRINKING PLACES		1,049,473	0.58

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	45,373	1,535,876	0.84
	Exelon Corp	29,767	1,574,674	0.87
	Other		1,072,791	0.60

			4,183,341	2.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	144,356	3,128,195	1.73
	Emerson Electric Co	18,416	1,540,130	0.85
	General Electric Co	157,226	5,468,320	3.02
	Honeywell International, Inc	56,591	2,420,397	1.34
	Qualcomm, Inc	51,194	2,590,928	1.43
	Other		7,086,267	3.92

			22,234,237	12.29

	2006 Semiannual Report	35
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Growth & Income Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	90,394	$6,405,319	3.54%
	PepsiCo, Inc	51,700	2,987,743	1.65
	Other		2,251,918	1.24

			11,644,980	6.43

	FOOD STORES		897,713	0.50

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	40,746	1,564,646	0.86
	Best Buy Co, Inc	29,620	1,656,647	0.92
	Other		362,813	0.20

			3,584,106	1.98

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	45,633	2,155,703	1.19
	Other		1,263,687	0.70

			3,419,390	1.89

	HEALTH SERVICES
*	Coventry Health Care, Inc	36,007	1,943,658	1.08
*	Medco Health Solutions, Inc	23,164	1,325,444	0.73

			3,269,102	1.81

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	14,640	1,900,711	1.05
	Other		514,325	0.28

			2,415,036	1.33

	HOTELS AND OTHER LODGING PLACES		601,727	0.33

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	24,167	1,515,754	0.83
	Hewlett-Packard Co	83,946	2,761,823	1.53
	International Business Machines Corp	20,450	1,686,512	0.94
	Other		2,516,811	1.39

			8,480,900	4.69

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	68,531	1,579,640	0.87
	Other		1,918,516	1.06

			3,498,156	1.93

	INSURANCE CARRIERS
	ACE Ltd	32,024	1,665,568	0.92
	Aflac, Inc	37,627	1,698,107	0.94
	American International Group, Inc	63,098	4,170,147	2.31
	Other		3,263,556	1.80

			10,797,378	5.97

	METAL MINING		2,405,617	1.33

	MISCELLANEOUS RETAIL		553,312	0.31

	MOTION PICTURES		1,896,409	1.05

36	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	NONDEPOSITORY INSTITUTIONS
	American Express Co	49,049	$2,577,525	1.43%
	Fannie Mae	31,193	1,603,320	0.89
	SLM Corp	34,026	1,767,310	0.97

			5,948,155	3.29

	OIL AND GAS EXTRACTION
	Halliburton Co	20,293	1,481,795	0.82
	Schlumberger Ltd	15,389	1,947,786	1.07
*	Transocean, Inc	17,732	1,423,880	0.79
	Other		887,022	0.49

			5,740,483	3.17

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	84,951	5,170,118	2.86
	Marathon Oil Corp	21,591	1,644,586	0.91
	Occidental Petroleum Corp	29,461	2,729,562	1.51
	Other		1,686,466	0.93

			11,230,732	6.21

	PRINTING AND PUBLISHING		491,570	0.27

	RAILROAD TRANSPORTATION		987,751	0.55

	SECURITY AND COMMODITY BROKERS
	Lehman Brothers Holdings, Inc	9,884	1,428,535	0.79
	Morgan Stanley	34,235	2,150,643	1.19
	Other		2,379,598	1.31

			5,958,776	3.29

	TRANSPORTATION BY AIR		832,572	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	22,486	1,752,334	0.97
	Northrop Grumman Corp	30,166	2,060,036	1.14
	United Technologies Corp	31,462	1,823,852	1.01
	Other		1,150,369	0.63

			6,786,591	3.75

	TRANSPORTATION SERVICES		539,760	0.30

	WHOLESALE TRADE-DURABLE GOODS		397	0.00 **

	WHOLESALE TRADE-NONDURABLE GOODS		1,842,142	1.02

	TOTAL COMMON STOCKS	(Cost $157,996,080)	179,747,700	99.35

	TOTAL PORTFOLIO	(Cost $157,996,080)	179,747,700	99.35%
	OTHER ASSETS & LIABILITIES, NET		1,174,631	0.65

	NET ASSETS		$180,922,331	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	37
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS
COMMON STOCKS
APPAREL AND OTHER TEXTILE PRODUCTS		$2,631,511	0.24%

BUSINESS SERVICES
WPP Group plc	892,548	10,690,115	0.97
Other		12,860,617	1.16

		23,550,732	2.13

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	758,832	30,359,010	2.74
Novartis AG. (Regd)	461,697	25,613,523	2.32
Reckitt Benckiser plc	629,718	22,129,555	2.00
Teva Pharmaceutical Industries Ltd (Spon ADR)	280,771	11,562,150	1.04
Other		26,988,959	2.45

		116,653,197	10.55

COAL MINING
BHP Billiton Ltd	599,630	11,971,854	1.08

COMMUNICATIONS
Royal KPN NV	1,417,244	15,950,221	1.44
Other		7,852,618	0.71

		23,802,839	2.15

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	422,724	38,136,863	3.45
Mitsubishi UFJ Financial Group, Inc	530	8,085,431	0.73
Mizuho Financial Group. Inc	811	6,619,146	0.60
Sumitomo Mitsui Financial Group, Inc	422	4,649,547	0.42
Sumitomo Trust & Banking Co Ltd	475,000	5,483,092	0.50
Other		10,948,156	0.99

		73,922,235	6.69

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,615,082	40,692,505	3.68
Iberdrola S.A.	575,823	18,563,606	1.68
Other		3,301,059	0.30

		62,557,170	5.66

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		20,597,699	1.86

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	378,000	11,437,071	1.04
Other		1,245,886	0.11

		12,682,957	1.15

FOOD AND KINDRED PRODUCTS
Nisshin Oillio Group Ltd	1,497,000	11,545,639	1.05
Other		13,947,659	1.26

		25,493,298	2.31

FOOD STORES		369,732	0.03

38	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS
GENERAL BUILDING CONTRACTORS
Shanghai Forte Land Co	14,072,000	$7,344,420	0.67%
Shimizu Corp	735,000	5,338,546	0.48
Other		2,180,066	0.20

		14,863,032	1.35

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	262,867	25,878,122	2.34
Other		360,600	0.04

		26,238,722	2.38

HOLDING AND OTHER INVESTMENT OFFICES
Man Group plc	833,743	35,648,089	3.23
Other		10,852,605	0.98

		46,500,694	4.21

HOTELS AND OTHER LODGING PLACES
Accor S.A.	783,358	45,095,432	4.08

INDUSTRIAL MACHINERY AND EQUIPMENT
GEA Group AG.	1,614,774	27,123,163	2.45
Komatsu Ltd	457,000	8,695,356	0.79
Melco Holdings, Inc	164,900	4,947,419	0.45
Rheinmetall AG.	370,099	28,664,014	2.59
Tokyo Seimitsu Co Ltd	90,600	5,398,068	0.49

		74,828,020	6.77

INSTRUMENTS AND RELATED PRODUCTS
Tecan Group AG.	153,347	8,155,195	0.74
Terumo Corp	174,500	5,723,494	0.52
Other		2,347,846	0.21

		16,226,535	1.47

INSURANCE CARRIERS
Aioi Insurance Co Ltd	1,184,000	8,730,231	0.79
Fondiaria-Sai S.p.A.	403,476	16,098,143	1.46
Zurich Financial Services AG.	91,267	21,387,702	1.94
Other		7,983,344	0.72

		54,199,420	4.91

METAL MINING
Gold Fields Ltd	301,000	6,561,990	0.59
Other		16,196,798	1.47

		22,758,788	2.06

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG.	556,670	40,338,406	3.65
Hypo Real Estate Holding AG.	532,601	36,460,891	3.30
Orient Corp	3,314,000	12,583,032	1.14
Other		3,134,650	0.28

		92,516,979	8.37

NONMETALLIC MINERALS, EXCEPT FUELS		3,290,313	0.30

	2006 Semiannual Report	39
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	6,803,000	$7,101,207	0.64%
	Total S.A.	34,242	9,021,041	0.81
	Xinao Gas Holdings Ltd	7,355,000	6,824,359	0.62
	Other		4,504,388	0.41

			27,450,995	2.48

	PAPER AND ALLIED PRODUCTS		5,031,699	0.46

	PETROLEUM AND COAL PRODUCTS
	BP plc	728,443	8,351,878	0.75
	ENI S.p.A.	472,556	13,427,356	1.22
	Other		8,295,049	0.75

			30,074,283	2.72

	PRIMARY METAL INDUSTRIES
	BHP Billiton plc	770,879	14,059,913	1.27
*	Nippon Steel Corp	1,851,000	7,153,623	0.65
	Other		1,762,445	0.16

			22,975,981	2.08

	RAILROAD TRANSPORTATION		3,976,066	0.36

	REAL ESTATE
	Tokyo Tatemono Co Ltd	523,000	5,691,431	0.52
	Other		4,777,675	0.43

			10,469,106	0.95

	SECURITY AND COMMODITY BROKERS		5,761,716	0.52

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd (Regd)	339,543	26,969,096	2.44
	Other		7,638,478	0.69

			34,607,574	3.13

	TOBACCO PRODUCTS		4,070,175	0.37

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG. (Regd)	623,815	35,782,714	3.24
*	Fiat S.p.A.	3,577,779	45,028,344	4.08
	Toyota Motor Corp	320,500	17,466,014	1.58
	Other		18,358,485	1.66

			116,635,557	10.56

	TRUCKING AND WAREHOUSING
	Deutsche Post AG. (Regd)	1,476,971	36,980,398	3.35

	WATER TRANSPORTATION		1,666,345	0.15

	WHOLESALE TRADE-DURABLE GOODS
*	Hagemeyer NV	5,732,043	28,925,749	2.62
	Sumitomo Corp	349,000	4,957,403	0.45
	Other		4,018,875	0.36

			37,902,027	3.43

40	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

COMPANY		VALUE	% OF NET ASSETS
WHOLESALE TRADE-NONDURABLE GOODS		$684,717	0.06%

TOTAL COMMON STOCKS	(Cost $912,141,790)	1,109,037,798	100.37

TOTAL PORTFOLIO	(Cost $912,141,790)	1,109,037,798	100.37%
OTHER ASSETS & LIABILITIES, NET		(4,118,959)	(0.37)

NET ASSETS		$1,104,918,839	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	41
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

International Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006

	VALUE	% OF MARKET VALUE
FOREIGN
AUSTRALIA	$45,496,805	4.10%
BRAZIL	4,235,641	0.38
FINLAND	44,077,381	3.97
FRANCE	79,994,595	7.21
GERMANY	237,496,868	21.42
HONG KONG	23,805,399	2.15
INDIA	12,060,266	1.09
ISRAEL	11,562,150	1.04
ITALY	74,553,842	6.72
JAPAN	268,897,371	24.25
NETHERLANDS	44,875,970	4.05
REPUBLIC OF KOREA	1,654,769	0.15
RUSSIA	6,438,963	0.58
SINGAPORE	6,429,067	0.58
SOUTH AFRICA	6,561,990	0.59
SPAIN	18,563,606	1.67
SWEDEN	710,689	0.06
SWITZERLAND	125,937,824	11.36
UNITED KINGDOM	95,684,602	8.63

TOTAL FOREIGN	1,109,037,798	100.00

TOTAL PORTFOLIO	$1,109,037,798	100.00%

42	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Gap, Inc	739,490	$13,813,673	2.17%

	APPAREL AND OTHER TEXTILE PRODUCTS		471,939	0.07

	BUSINESS SERVICES		6,376,350	1.00

	CHEMICALS AND ALLIED PRODUCTS
	Colgate-Palmolive Co	155,721	8,891,669	1.39
	Pfizer, Inc	405,508	10,105,259	1.58
	Other		14,748,165	2.31

			33,745,093	5.28

	COMMUNICATIONS
	AT&T, Inc	353,668	9,563,183	1.50
	BellSouth Corp	150,201	5,204,465	0.82
	Sprint Nextel Corp	397,425	10,269,462	1.60
	Verizon Communications, Inc	263,689	8,981,247	1.41
	Other		1,656,748	0.25

			35,675,105	5.58

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	434,830	19,802,158	3.10
	Bank of New York Co, Inc	167,273	6,028,519	0.94
	Citigroup, Inc	394,422	18,628,551	2.92
	Hudson City Bancorp, Inc	745,702	9,910,380	1.55
	JPMorgan Chase & Co	553,069	23,029,793	3.61
	SunTrust Banks, Inc	150,936	10,982,103	1.72
	US Bancorp	150,740	4,597,570	0.72
	Washington Mutual, Inc	159,849	6,812,764	1.07
	Wells Fargo & Co	158,682	10,135,019	1.58
	Other		6,516,317	1.02

			116,443,174	18.23

	EATING AND DRINKING PLACES
	Brinker International, Inc	217,796	9,201,881	1.44

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	142,482	4,823,016	0.76
	DPL, Inc	211,302	5,705,154	0.89
	Other		20,265,068	3.17

			30,793,238	4.82

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Brocade Communications Systems, Inc	811,113	5,418,235	0.85
*	Ciena Corp	828,427	4,316,105	0.68
	General Electric Co	334,872	11,646,848	1.82
	Honeywell International, Inc	265,256	11,344,999	1.78
*	JDS Uniphase Corp	1,236,268	5,155,238	0.81
	Other		13,730,567	2.14

			51,611,992	8.08

	2006 Semiannual Report	43
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	FABRICATED METAL PRODUCTS		$2,793,375	0.44%

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	302,520	21,436,567	3.35
	Other		11,156,063	1.75

			32,592,630	5.10

	FURNITURE AND HOMEFURNISHINGS STORES
	RadioShack Corp	315,311	6,063,431	0.95

	GENERAL BUILDING CONTRACTORS		2,999,542	0.47

	HEALTH SERVICES		2,293,369	0.36

	HEAVY CONSTRUCTION, EXCEPT BUILDING		3,187,533	0.50

	HOLDING AND OTHER INVESTMENT OFFICES
	New Century Financial Corp	143,474	6,602,673	1.03
	Other		512	0.00	**

			6,603,185	1.03

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	76,963	4,430,516	0.70
	Other		1,743,368	0.27

			6,173,884	0.97

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	452,362	14,882,710	2.33
	Other		41,027	0.01

			14,923,737	2.34

	INSTRUMENTS AND RELATED PRODUCTS
*	Boston Scientific Corp	317,270	7,313,074	1.14
	Other		8,810,691	1.38

			16,123,765	2.52

	INSURANCE AGENTS,BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	253,631	7,446,606	1.17

	INSURANCE CARRIERS
	American International Group, Inc	146,352	9,672,404	1.51
	PartnerRe Ltd	88,291	5,481,988	0.86
	St. Paul Travelers Cos, Inc	221,513	9,257,028	1.45
	Other		19,153,070	3.00

			43,564,490	6.82

	LUMBER AND WOOD PRODUCTS		3,141,783	0.49

	METAL MINING		4,672,822	0.73

	MISCELLANEOUS MANUFACTURING INDUSTRIES		328,054	0.05

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,480,201	5,920,804	0.93
*	Sears Holdings Corp	114,291	15,113,842	2.36

			21,034,646	3.29

44	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	MOTION PICTURES		$332	0.00	%**

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	267,062	13,726,987	2.15
	Freddie Mac	98,003	5,978,183	0.93

			19,705,170	3.08

	OIL AND GAS EXTRACTION
	Devon Energy Corp	91,431	5,592,834	0.88
	Petroleo Brasileiro S.A.(ADR)	59,059	5,118,644	0.80
	Other		9,840,155	1.54

			20,551,633	3.22

	PAPER AND ALLIED PRODUCTS
	Temple-Inland, Inc	99,413	4,428,849	0.69
	Other		5,838,487	0.92

			10,267,336	1.61

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	283,513	16,435,249	2.57
	Exxon Mobil Corp	230,270	14,014,232	2.19
	Occidental Petroleum Corp	79,680	7,382,352	1.16
	Other		5,225,243	0.82

			43,057,076	6.74

	PRINTING AND PUBLISHING
	Tribune Co	164,476	4,511,577	0.71
	Other		2,379,392	0.37

			6,890,969	1.08

	RAILROAD TRANSPORTATION		2,806,381	0.44

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	278,574	17,500,019	2.74
	Nomura Holdings, Inc	197,500	4,393,911	0.69
	Waddell & Reed Financial, Inc (Class A)	291,550	6,734,805	1.05
	Other		44,184	0.01

			28,672,919	4.49

	STONE, CLAY, AND GLASS PRODUCTS		4,142,892	0.65

	TRANSPORTATION BY AIR		4,755,834	0.74

	TRANSPORTATION EQUIPMENT
*	Alstom RGPT	69,560	5,825,119	0.91
	Other		1,297,687	0.20

			7,122,806	1.11

	TRANSPORTATION SERVICES		2,941,334	0.46

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	151,597	11,297,008	1.77
	Other		3,680,802	0.57

			14,977,810	2.34

	TOTAL COMMON STOCKS	(Cost $567,920,463)	637,967,789	99.86

	2006 Semiannual Report	45
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Large-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS
	SHORT-TERM INVESTMENTS
+	U.S.GOVERNMENT AND AGENCIES DISCOUNT NOTES		$1,250,000	0.19%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,249,677)	1,250,000	0.19

	TOTAL PORTFOLIO	(Cost $569,170,140)	639,217,789	100.05%
	OTHER ASSETS & LIABILITIES,NET		(328,062)	(0.05)

	NET ASSETS		$638,889,727	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

46	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
*	Chico’s FAS, Inc	63,085	$2,563,774	0.84%
	Other		1,246,081	0.41

			3,809,855	1.25

	APPAREL AND OTHER TEXTILE PRODUCTS		2,241,657	0.73

	BUSINESS SERVICES
*	Activision, Inc	206,214	2,843,691	0.93
*	Adobe Systems, Inc	81,286	2,838,507	0.93
*	Cerner Corp	61,761	2,930,559	0.96
*	Cognizant Technology Solutions Corp	55,595	3,307,347	1.08
*	Iron Mountain, Inc	62,870	2,561,324	0.84
*	Monster Worldwide, Inc	66,791	3,330,199	1.09
	Moody’s Corp	84,100	6,009,786	1.97
	Other		18,820,674	6.16

			42,642,087	13.96

	CHEMICALS AND ALLIED PRODUCTS
	Ecolab, Inc	84,540	3,229,428	1.06
*	Forest Laboratories, Inc	101,798	4,543,245	1.49
*	Medimmune, Inc	77,198	2,823,903	0.92
	Other		12,715,074	4.16

			23,311,650	7.63

	COAL MINING
	Consol Energy, Inc	34,904	2,588,481	0.85
	Peabody Energy Corp	50,958	2,568,793	0.84

			5,157,274	1.69

	COMMUNICATIONS
*	NII Holdings, Inc (Class B)	72,596	4,280,986	1.40
*	Univision Communications, Inc (Class A)	131,892	4,546,317	1.49
	Other		4,349,991	1.42

			13,177,294	4.31

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	340,605	4,526,640	1.48
	Other		638,538	0.21

			5,165,178	1.69

	EATING AND DRINKING PLACES
*	The Cheesecake Factory, Inc	67,537	2,529,261	0.83
	Other		143,072	0.04

			2,672,333	0.87

	ELECTRIC, GAS, AND SANITARY SERVICES		3,199,687	1.05

	2006 Semiannual Report	47
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	82,743	$4,317,530	1.41%
	Analog Devices, Inc	65,640	2,513,356	0.82
*	Broadcom Corp (Class A)	125,338	5,409,588	1.77
	Harman International Industries, Inc	35,996	4,000,235	1.31
*	JDS Uniphase Corp	793,415	3,308,541	1.09
	L-3 Communications Holdings, Inc	31,009	2,660,262	0.87
*	Nvidia Corp	64,731	3,706,497	1.21
	Other		10,748,406	3.52

			36,664,415	12.00

	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	82,465	3,435,492	1.13
	Quest Diagnostics, Inc	84,531	4,336,440	1.42
	Other		1,259,030	0.41

			9,030,962	2.96

	FOOD AND KINDRED PRODUCTS		2,115,448	0.69

	FURNITURE AND FIXTURES
	Herman Miller, Inc	94,653	3,067,704	1.00

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	152,619	5,860,570	1.92
	Circuit City Stores, Inc	113,232	2,771,919	0.91
	Other		2,322,211	0.76

			10,954,700	3.59

	GENERAL BUILDING CONTRACTORS		4,641,130	1.52

	GENERAL MERCHANDISE STORES		1,694,834	0.55

	HEALTH SERVICES
*	Coventry Health Care, Inc	49,702	2,682,914	0.88
*	DaVita, Inc	75,510	4,546,457	1.49
	Manor Care, Inc	58,739	2,605,075	0.85
	Other		847,960	0.28

			10,682,406	3.50

	HEAVY CONSTRUCTION, EXCEPT BUILDING
*	Jacobs Engineering Group, Inc	36,098	3,131,141	1.02

	HOLDING AND OTHER INVESTMENT OFFICES		2,534,205	0.83

	HOTELS AND OTHER LODGING PLACES
	Station Casinos, Inc	43,021	3,414,577	1.12
	Other		2,333,613	0.76

			5,748,190	1.88

48	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Joy Global, Inc	78,097	$4,667,858	1.53%
*	Network Appliance, Inc	155,003	5,584,758	1.83
	Other		6,257,338	2.05

			16,509,954	5.41

	INSTRUMENTS AND RELATED PRODUCTS
	Bard (C.R.), Inc	38,080	2,582,205	0.84
*	Fisher Scientific International, Inc	51,531	3,506,685	1.15
	Kla-Tencor Corp	59,705	2,887,334	0.94
*	St. Jude Medical, Inc	71,200	2,919,200	0.96
	Other		6,465,932	2.12

			18,361,356	6.01

	INSURANCE AGENTS, BROKERS AND SERVICE		1,884,423	0.62

	LEATHER AND LEATHER PRODUCTS		1,555,893	0.51

	METAL MINING
	Freeport-McMoRan Copper & Gold, Inc (Class A)	75,468	4,510,722	1.48

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,398,608	0.46

	OIL AND GAS EXTRACTION
	Baker Hughes, Inc	48,066	3,287,714	1.08
	ENSCO International, Inc	65,059	3,347,286	1.10
	Noble Energy, Inc	56,936	2,500,629	0.82
	XTO Energy, Inc	57,001	2,483,534	0.81
	Other		5,990,962	1.96

			17,610,125	5.77

	PETROLEUM AND COAL PRODUCTS
	EOG Resources, Inc	58,432	4,207,104	1.38
	Other		2,402,393	0.78

			6,609,497	2.16

	PRINTING AND PUBLISHING		2,803,998	0.92

	RAILROAD TRANSPORTATION		1,672,605	0.55

	REAL ESTATE
*	CB Richard Ellis Group, Inc	40,857	3,297,160	1.08

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		149,617	0.05

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	11,162	4,994,995	1.64
	Greenhill & Co, Inc	48,545	3,209,310	1.05
	Other		9,266,781	3.03

			17,471,086	5.72

	STONE, CLAY, AND GLASS PRODUCTS		1,661,543	0.54

	2006 Semiannual Report	49
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Growth Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

TRANSPORTATION BY AIR
Southwest Airlines Co	172,579	$3,104,696	1.02%

TRANSPORTATION EQUIPMENT		4,420,750	1.45

TRANSPORTATION SERVICES		3,547,389	1.16

WHOLESALE TRADE-DURABLE GOODS		6,241,959	2.04

TOTAL COMMON STOCKS	(Cost $252,274,691)	304,453,531	99.67

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal National Mortgage Association
(FNMA) 4.650%, 04/03/06	$3,110,000	3,110,000	1.02

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,109,197)	3,110,000	1.02

TOTAL PORTFOLIO	(Cost $255,383,888)	307,563,531	100.69%
OTHER ASSETS & LIABILITIES, NET		(2,109,777)	(0.69)

NET ASSETS		$305,453,754	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

50	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$4,391,660	0.97%

	APPAREL AND OTHER TEXTILE PRODUCTS		495,180	0.11

	BUSINESS SERVICES		10,743,348	2.38

	CHEMICALS AND ALLIED PRODUCTS
	Akzo Nobel NV (Spon ADR)	74,000	3,903,500	0.87
	Clorox Co	51,000	3,052,350	0.67
	Cytec Industries, Inc	51,000	3,060,510	0.68
	Other		19,910,981	4.42

			29,927,341	6.64

	COMMUNICATIONS
	PanAmSat Holding Corp	123,000	3,052,860	0.68
	Other		5,181,780	1.15

			8,234,640	1.83

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	108,000	3,892,320	0.86
	Compass Bancshares, Inc	69,000	3,492,090	0.78
	Hudson City Bancorp, Inc	885,132	11,763,404	2.61
	Marshall & Ilsley Corp	101,500	4,423,370	0.98
	Mellon Financial Corp	88,000	3,132,800	0.70
	Other		22,443,096	4.98

			49,147,080	10.91

	EATING AND DRINKING PLACES		1,098,500	0.24

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	177,000	5,991,450	1.33
	Constellation Energy Group, Inc	80,000	4,376,800	0.97
	NorthWestern Corp	91,000	2,833,740	0.63
*	NRG Energy, Inc	69,000	3,120,180	0.69
	PG&E Corp	80,000	3,112,000	0.69
	PPL Corp	100,000	2,940,000	0.65
	Public Service Enterprise Group, Inc	70,000	4,482,800	1.00
	Questar Corp	59,000	4,132,950	0.92
	Other		24,937,145	5.53

			55,927,065	12.41

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	L-3 Communications Holdings, Inc	33,500	2,873,965	0.64
*	Lucent Technologies, Inc	1,210,000	3,690,500	0.82
	Other		19,656,810	4.36

			26,221,275	5.82

	FABRICATED METAL PRODUCTS		4,394,410	0.97

	2006 Semiannual Report	51
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	FOOD AND KINDRED PRODUCTS
	Archer Daniels Midland Co	142,000	$4,778,300	1.06%
	Coca-Cola Enterprises, Inc	211,000	4,291,740	0.95
	Other		5,969,745	1.33

			15,039,785	3.34

	FOOD STORES
	Kroger Co	324,000	6,596,640	1.46
	Other		2,681,340	0.60

			9,277,980	2.06

	GENERAL BUILDING CONTRACTORS		4,561,220	1.01

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	70,500	5,146,500	1.14
	TJX Cos, Inc	152,000	3,772,640	0.84
	Other		2,295,580	0.51

			11,214,720	2.49

	HEALTH SERVICES
	Cigna Corp	53,000	6,922,860	1.53
	McKesson Corp	84,000	4,378,920	0.97
*	WellPoint, Inc	18,600	1,440,198	0.32
	Other		1,608,821	0.36

			14,350,799	3.18

	HEAVY CONSTRUCTION, EXCEPT BUILDING		2,284,108	0.51

	HOLDING AND OTHER INVESTMENT OFFICES
	Boston Properties, Inc	33,500	3,123,875	0.69
	Developers Diversified Realty Corp	51,000	2,792,250	0.62
	iShares Russell Midcap Value Index Fund	78,020	10,407,868	2.31
	Prologis	62,652	3,351,882	0.74
	Other		20,892,338	4.64

			40,568,213	9.00

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	55,000	3,166,175	0.70
	Other		2,133,495	0.48

			5,299,670	1.18

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Eaton Corp	50,000	3,648,500	0.81
	Other		3,058,250	0.68

			6,706,750	1.49

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	274,000	4,164,800	0.92
	Other		8,456,635	1.88

			12,621,435	2.80

	INSURANCE AGENTS, BROKERS AND SERVICE		4,737,140	1.05

52	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS
	INSURANCE CARRIERS
*	Conseco, Inc	121,000	$3,003,220	0.67%
	Genworth Financial, Inc	137,000	4,579,910	1.02
	PartnerRe Ltd	47,500	2,949,275	0.65
	UnumProvident Corp	140,000	2,867,200	0.64
	XL Capital Ltd (Class A)	44,000	2,820,840	0.63
	Other		12,216,067	2.70

			28,436,512	6.31

	LUMBER AND WOOD PRODUCTS
	Plum Creek Timber Co, Inc	123,000	4,542,390	1.01

	METAL MINING
	Phelps Dodge Corp	48,000	3,865,440	0.86
	Other		5,465,003	1.21

			9,330,443	2.07

	MISCELLANEOUS RETAIL
	Alberto-Culver Co	74,000	3,273,020	0.73
*	Office Depot, Inc	83,000	3,090,920	0.69
	Other		3,408,520	0.75

			9,772,460	2.17

	OIL AND GAS EXTRACTION
*	Newfield Exploration Co	66,000	2,765,400	0.61
	Noble Energy, Inc	104,000	4,567,680	1.01
	Other		10,960,950	2.44

			18,294,030	4.06

	PAPER AND ALLIED PRODUCTS		7,738,685	1.72

	PETROLEUM AND COAL PRODUCTS		3,625,939	0.80

	PRINTING AND PUBLISHING
	Tribune Co	169,000	4,635,670	1.03
	Other		4,174,960	0.93

			8,810,630	1.96

	RAILROAD TRANSPORTATION
	CSX Corp	58,000	3,468,400	0.77
	Other		2,541,290	0.56

			6,009,690	1.33

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Newell Rubbermaid, Inc	110,000	2,770,900	0.61
	Other		1,412,550	0.32

			4,183,450	0.93

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	33,500	4,646,450	1.03
	Other		1,316,700	0.29

			5,963,150	1.32

	STONE, CLAY, AND GLASS PRODUCTS		4,122,582	0.92

	2006 Semiannual Report	53
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Mid-Cap Value Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	TOBACCO PRODUCTS
	Loews Corp (Carolina Group)	156,000	$7,374,120	1.64%

	TRANSPORTATION BY AIR		1,118,040	0.25

	TRANSPORTATION EQUIPMENT
	Autoliv, Inc	56,000	3,168,480	0.70
	Other		5,417,153	1.20

			8,585,633	1.90

	TRANSPORTATION SERVICES		1,267,210	0.28

	WATER TRANSPORTATION		2,110,860	0.47

	WHOLESALE TRADE-NONDURABLE GOODS		1,970,420	0.44

	TOTAL COMMON STOCKS	(Cost $398,489,560)	450,498,563	99.97

	ISSUER
	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,290,000	0.29

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,289,667)	1,290,000	0.29

	TOTAL PORTFOLIO	(Cost $399,779,227)	451,788,563	100.26%
	OTHER ASSETS & LIABILITIES, NET		(1,175,459)	(0.26)

	NET ASSETS		$450,613,104	100.00%

*      Non-income producing

+     Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

54	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$836,152	0.19%

	AMUSEMENT AND RECREATION SERVICES		427,637	0.10

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	51,950	1,566,812	0.36
	Other		10,569,345	2.46

			12,136,157	2.82

	APPAREL AND OTHER TEXTILE PRODUCTS		1,521,432	0.35

	AUTO REPAIR, SERVICES AND PARKING		504,729	0.12

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,662,335	0.62

	BUILDING MATERIALS AND GARDEN SUPPLIES		626,159	0.15

	BUSINESS SERVICES
*	Parametric Technology Corp	100,118	1,634,927	0.38
	Other		38,849,552	9.04

			40,484,479	9.42

	CHEMICALS AND ALLIED PRODUCTS
*	Amylin Pharmaceuticals, Inc	32,319	1,582,015	0.37
	Other		25,051,663	5.82

			26,633,678	6.19

	COMMUNICATIONS		6,662,704	1.55

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	43,100	1,582,632	0.37
	Citizens Banking Corp	51,668	1,387,286	0.32
	Greater Bay Bancorp	47,549	1,319,009	0.31
	Hanmi Financial Corp	72,803	1,314,822	0.30
	MAF Bancorp, Inc	33,564	1,469,096	0.34
	MB Financial, Inc	41,083	1,454,338	0.34
	PFF Bancorp, Inc	39,400	1,328,174	0.31
	TierOne Corp	40,416	1,372,123	0.32
	Other		27,272,377	6.34

			38,499,857	8.95

	EATING AND DRINKING PLACES
	CKE Restaurants, Inc	76,250	1,326,750	0.31
	Other		6,818,894	1.58

			8,145,644	1.89

	EDUCATIONAL SERVICES		1,561,417	0.36

	ELECTRIC, GAS AND SANITARY SERVICES
	Cleco Corp	72,100	1,609,993	0.38
	Nicor, Inc	41,400	1,637,784	0.38
	Other		7,581,184	1.76

			10,828,961	2.52

	2006 Semiannual Report	55
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	ON Semiconductor Corp	239,210	$1,736,665	0.41%
*	Silicon Image, Inc	134,670	1,388,448	0.32
	Other		26,536,036	6.17

			29,661,149	6.90

	ENGINEERING AND MANAGEMENT SERVICES		6,110,412	1.42

	FABRICATED METAL PRODUCTS
	Crane Co	36,800	1,509,168	0.35
	Other		4,318,836	1.01

			5,828,004	1.36

	FOOD AND KINDRED PRODUCTS		4,026,299	0.94

	FOOD STORES		346,639	0.08

	FURNITURE AND FIXTURES		3,878,822	0.90

	FURNITURE AND HOMEFURNISHINGS STORES		779,152	0.18

	GENERAL BUILDING CONTRACTORS		852,998	0.20

	GENERAL MERCHANDISE STORES		238,716	0.06

	HEALTH SERVICES
*	Magellan Health Services, Inc	32,850	1,329,440	0.31
	Other		5,536,967	1.29

			6,866,407	1.60

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	27,806	1,353,596	0.31

	HOLDING AND OTHER INVESTMENT OFFICES
	Ashford Hospitality Trust, Inc	111,000	1,376,400	0.32
	Brandywine Realty Trust	41,977	1,333,190	0.31
	Colonial Properties Trust	37,000	1,854,810	0.43
	Innkeepers U.S.A.Trust	78,500	1,330,575	0.31
*	Interdigital Communications Corp	60,100	1,473,652	0.34
	iShares Russell 2000 Index Fund	91,408	6,947,008	1.62
	PS Business Parks, Inc	27,900	1,560,168	0.36
*	Rambus, Inc	41,174	1,619,785	0.38
	Other		18,798,175	4.37

			36,293,763	8.44

	HOTELS AND OTHER LODGING PLACES		1,138,691	0.26

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Avocent Corp	47,699	1,513,966	0.35
*	Emulex Corp	97,290	1,662,686	0.39
*	Palm, Inc	62,706	1,452,271	0.34
	Other		22,479,400	5.22

			27,108,323	6.30

56	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	61,720	$1,388,700	0.32%
*	Intuitive Surgical, Inc	11,331	1,337,058	0.31
	Other		20,496,488	4.77

			23,222,246	5.40

	INSURANCE AGENTS, BROKERS AND SERVICE		982,112	0.23

	INSURANCE CARRIERS		10,929,593	2.54

	JUSTICE, PUBLIC ORDER AND SAFETY		280,240	0.06

	LEATHER AND LEATHER PRODUCTS		2,874,962	0.67

	LEGAL SERVICES		1,149,433	0.27

	LUMBER AND WOOD PRODUCTS
*	Champion Enterprises, Inc	93,900	1,404,744	0.33
	Other		558,061	0.13

			1,962,805	0.46

	METAL MINING		2,612,448	0.61

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,728,462	0.63

	MISCELLANEOUS RETAIL
	Cash America International, Inc	52,813	1,585,446	0.37
	Longs Drug Stores Corp	31,000	1,434,680	0.33
	Other		3,202,535	0.75

			6,222,661	1.45

	NONDEPOSITORY INSTITUTIONS		4,715,971	1.10

	OIL AND GAS EXTRACTION
	Cabot Oil & Gas Corp (Class A)	43,572	2,088,406	0.49
	St. Mary Land & Exploration Co	42,300	1,727,109	0.40
	Other		10,988,084	2.55

			14,803,599	3.44

	PAPER AND ALLIED PRODUCTS		1,985,219	0.46

	PERSONAL SERVICES		1,982,440	0.46

	PETROLEUM AND COAL PRODUCTS
*	Alon USA Energy, Inc	69,964	1,722,514	0.40
	Frontier Oil Corp	31,179	1,850,474	0.43
	Other		1,611,989	0.38

			5,184,977	1.21

	PRIMARY METAL INDUSTRIES
	Belden CDT, Inc	49,800	1,356,054	0.32
*	General Cable Corp	50,700	1,537,731	0.36
	Other		8,567,456	1.99

			11,461,241	2.67

	PRINTING AND PUBLISHING		2,670,526	0.62

	RAILROAD TRANSPORTATION		555,897	0.13

	2006 Semiannual Report	57
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Small-Cap Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	REAL ESTATE
	Jones Lang LaSalle, Inc	21,200	$1,622,648	0.37%
	Other		1,925,162	0.45

			3,547,810	0.82

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,742,114	0.64

	SECURITY AND COMMODITY BROKERS		5,260,811	1.22

	SOCIAL SERVICES		1,810,919	0.42

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	37,994	1,886,782	0.44
*	Quanta Services, Inc	88,400	1,416,168	0.33
	Other		1,202,610	0.28

			4,505,560	1.05

	STONE, CLAY, AND GLASS PRODUCTS		1,058,775	0.25

	TOBACCO PRODUCTS		165,822	0.04

	TRANSPORTATION BY AIR		3,291,485	0.77

	TRANSPORTATION EQUIPMENT
	ArvinMeritor, Inc	109,400	1,631,154	0.38
	Other		6,622,626	1.54

			8,253,780	1.92

	TRANSPORTATION SERVICES
*	EGL, Inc	30,198	1,358,910	0.32
	Other		2,751,084	0.64

			4,109,994	0.96

	TRUCKING AND WAREHOUSING		916,046	0.21

	WATER TRANSPORTATION		800,946	0.19

	WHOLESALE TRADE-DURABLE GOODS
	Commercial Metals Co	25,053	1,340,085	0.31
	Reliance Steel & Aluminum Co	25,500	2,394,960	0.56
	Other		7,571,933	1.76

			11,306,978	2.63

	WHOLESALE TRADE-NONDURABLE GOODS
*	Performance Food Group Co	57,724	1,800,412	0.42
	UAP Holding Corp	70,444	1,514,546	0.35
	Other		4,231,850	0.98

			7,546,808	1.75

	TOTAL COMMON STOCKS	(Cost $376,240,760)	427,656,992	99.46

58	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS
	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$3,400,000	0.79%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,399,121)	3,400,000	0.79

	TOTAL PORTFOLIO	(Cost $379,639,881)	431,056,992	100.25%
	OTHER ASSETS & LIABILITIES, NET		(1,073,676)	(0.25)

	NET ASSETS		$429,983,316	100.00%

*      Non-income producing

+     Notes have a rate of 4.650% and mature 04/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	59
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Equity Index Fund	Summary portfolio of investments (unaudited) March 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$34,110	0.01%

	AMUSEMENT AND RECREATION SERVICES		1,497,634	0.23

	APPAREL AND ACCESSORY STORES		4,474,507	0.68

	APPAREL AND OTHER TEXTILE PRODUCTS		1,586,358	0.24

	AUTO REPAIR, SERVICES AND PARKING		372,560	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,193,137	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	97,557	4,126,661	0.62
	Other		2,720,980	0.41

			6,847,641	1.03

	BUSINESS SERVICES
*	Google, Inc (Class A)	7,419	2,893,410	0.44
	Microsoft Corp	418,734	11,393,752	1.72
*	Oracle Corp	177,430	2,429,017	0.37
	Other		30,281,127	4.57

			46,997,306	7.10

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	70,135	2,978,633	0.45
*	Amgen, Inc	55,874	4,064,834	0.61
	Eli Lilly & Co	44,300	2,449,790	0.37
	Merck & Co, Inc	99,598	3,508,838	0.53
	Pfizer, Inc	336,283	8,380,172	1.27
	Procter & Gamble Co	144,295	8,314,278	1.26
	Wyeth	60,475	2,934,247	0.44
	Other		30,615,966	4.63

			63,246,758	9.56

	COAL MINING		1,362,263	0.21

	COMMUNICATIONS
	AT&T, Inc	177,598	4,802,250	0.73
	BellSouth Corp	82,766	2,867,842	0.43
	Sprint Nextel Corp	125,949	3,254,522	0.49
	Verizon Communications, Inc	132,419	4,510,191	0.68
	Other		13,589,273	2.06

			29,024,078	4.39

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	210,562	9,588,993	1.45
	Citigroup, Inc	235,288	11,112,652	1.68
	JPMorgan Chase & Co	159,072	6,623,758	1.00
	US Bancorp	82,833	2,526,406	0.38
	Wachovia Corp	73,040	4,093,892	0.62
	Wells Fargo & Co	76,289	4,872,642	0.74
	Other		27,382,041	4.14

			66,200,384	10.01

60	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	EATING AND DRINKING PLACES		$6,313,098	0.95%

	EDUCATIONAL SERVICES		1,128,037	0.17

	ELECTRIC, GAS, AND SANITARY SERVICES		24,417,862	3.69

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	292,319	6,334,553	0.96
	General Electric Co	479,609	16,680,801	2.52
	Intel Corp	266,748	5,161,574	0.78
	Motorola, Inc	110,855	2,539,688	0.38
	Qualcomm, Inc	73,847	3,737,397	0.57
	Texas Instruments, Inc	75,093	2,438,270	0.37
	Other		20,048,465	3.03

			56,940,748	8.61

	ENGINEERING AND MANAGEMENT SERVICES		3,602,998	0.54

	FABRICATED METAL PRODUCTS		2,380,436	0.36

	FOOD AND KINDRED PRODUCTS
	Altria Group, Inc	93,662	6,636,889	1.00
	Coca-Cola Co	94,136	3,941,474	0.60
	PepsiCo, Inc	75,739	4,376,957	0.66
	Other		9,776,957	1.48

			24,732,277	3.74

	FOOD STORES		1,768,307	0.27

	FORESTRY		795,644	0.12

	FURNITURE AND FIXTURES		2,624,199	0.40

	FURNITURE AND HOMEFURNISHINGS STORES		2,576,343	0.39

	GENERAL BUILDING CONTRACTORS		2,923,526	0.44

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	113,846	5,378,085	0.81
	Other		6,292,496	0.95

			11,670,581	1.76

	HEALTH SERVICES		6,261,605	0.95

	HEAVY CONSTRUCTION, EXCEPT BUILDING		717,854	0.11

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	39,990	5,191,902	0.79
	Other		16,764,796	2.53

			21,956,698	3.32

	HOTELS AND OTHER LODGING PLACES		2,490,582	0.38

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	34,764	2,631,287	0.40
*	Dell, Inc	104,541	3,111,140	0.47
	Hewlett-Packard Co	130,878	4,305,886	0.65
	International Business Machines Corp	72,965	6,017,424	0.91

	2006 Semiannual Report	61
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Equity Index Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS
INDUSTRIAL MACHINERY AND EQUIPMENT–(continued)
Other		$20,771,389	3.14%

		36,837,126	5.57

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	134,408	7,959,700	1.20
Medtronic, Inc	54,664	2,774,198	0.42
Other		16,803,212	2.54

		27,537,110	4.16

INSURANCE AGENTS, BROKERS AND SERVICE		3,701,518	0.56

INSURANCE CARRIERS

American International Group, Inc	103,781	6,858,952	1.04
UnitedHealth Group, Inc	61,589	3,440,362	0.52
Other		22,963,942	3.47

		33,263,256	5.03

JUSTICE, PUBLIC ORDER AND SAFETY		77,247	0.01

LEATHER AND LEATHER PRODUCTS		862,757	0.13

LEGAL SERVICES		78,120	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		118,864	0.02

LUMBER AND WOOD PRODUCTS		672,057	0.10

METAL MINING		2,567,230	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES		1,482,003	0.22

MISCELLANEOUS RETAIL		7,774,578	1.18

MOTION PICTURES
Time Warner, Inc	207,392	3,482,112	0.52
Other		4,607,045	0.70

		8,089,157	1.22

NONDEPOSITORY INSTITUTIONS
American Express Co	49,412	2,596,601	0.39
Other		8,321,265	1.26

		10,917,866	1.65

NONMETALLIC MINERALS, EXCEPT FUELS		482,958	0.07

OIL AND GAS EXTRACTION		16,403,612	2.48

PAPER AND ALLIED PRODUCTS		3,337,087	0.50

PERSONAL SERVICES		769,672	0.12

PETROLEUM AND COAL PRODUCTS
Chevron Corp	102,424	5,937,519	0.90
ConocoPhillips	62,878	3,970,746	0.60
Exxon Mobil Corp	287,893	17,521,168	2.65
Other		7,555,406	1.14

		34,984,839	5.29

62	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS
	PIPELINES, EXCEPT NATURAL GAS		$15,362	0.00%

	PRIMARY METAL INDUSTRIES		6,556,390	0.99

	PRINTING AND PUBLISHING		5,303,316	0.80

	RAILROAD TRANSPORTATION		4,333,793	0.66

	REAL ESTATE		791,449	0.12

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		860,515	0.13

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	17,643	2,769,245	0.42
	Merrill Lynch & Co, Inc	42,614	3,356,279	0.51
	Morgan Stanley	49,489	3,108,899	0.47
	Other		9,540,655	1.44

			18,775,078	2.84

	SOCIAL SERVICES		159,981	0.02

	SPECIAL TRADE CONTRACTORS		290,103	0.04

	STONE, CLAY, AND GLASS PRODUCTS		806,360	0.12

	TEXTILE MILL PRODUCTS		7,106	0.00

	TOBACCO PRODUCTS		950,960	0.14

	TRANSPORTATION BY AIR		2,925,056	0.44

	TRANSPORTATION EQUIPMENT
	Boeing Co	37,365	2,911,854	0.44
	United Technologies Corp	46,242	2,680,649	0.40
	Other		11,165,212	1.69

			16,757,715	2.53

	TRANSPORTATION SERVICES		1,662,509	0.25

	TRUCKING AND WAREHOUSING		3,014,614	0.46

	WATER TRANSPORTATION		508,859	0.08

	WHOLESALE TRADE-DURABLE GOODS		3,979,653	0.60

	WHOLESALE TRADE-NONDURABLE GOODS		5,512,327	0.83

	TOTAL COMMON STOCKS	(Cost $470,403,495)	659,305,734	99.66

	ISSUER
	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT SECURITIES AND DISCOUNT NOTES		1,080,000	0.16

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,079,721)	1,080,000	0.16

	TOTAL PORTFOLIO	(Cost $471,483,216)	660,385,734	99.82%
	OTHER ASSETS & LIABILITIES, NET		1,204,805	0.18

	NET ASSETS		$661,590,539	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	63
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$42,442	0.02%

	APPAREL AND ACCESSORY STORES		1,467,424	0.75

	APPAREL AND OTHER TEXTILE PRODUCTS		227,670	0.12

	AUTO REPAIR, SERVICES AND PARKING		31,785	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		85,858	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	39,200	1,658,160	0.85
	Other		944,766	0.48

			2,602,926	1.33

	BUSINESS SERVICES
*	Google, Inc (Class A)	2,712	1,057,680	0.54
	Microsoft Corp	148,943	4,052,739	2.08
*	Oracle Corp	72,758	996,057	0.51
	Other		6,648,805	3.41

			12,755,281	6.54

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	23,724	1,725,921	0.89
	Merck & Co, Inc	48,842	1,720,704	0.88
	Procter & Gamble Co	58,569	3,374,746	1.73
	Other		9,563,736	4.90

			16,385,107	8.40

	COMMUNICATIONS
	AT&T, Inc	78,125	2,112,500	1.08
	BellSouth Corp	37,500	1,299,375	0.66
*	Comcast Corp (Class A)	40,072	1,048,284	0.54
	Sprint Nextel Corp	44,411	1,147,580	0.59
	Verizon Communications, Inc	58,231	1,983,348	1.02
	Other		2,425,378	1.24

			10,016,465	5.13

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	72,820	3,032,225	1.55
	US Bancorp	50,800	1,549,400	0.79
	Wachovia Corp	35,968	2,016,006	1.03
	Washington Mutual, Inc	29,043	1,237,813	0.64
	Wells Fargo & Co	36,600	2,337,642	1.20
	Other		8,986,560	4.61

			19,159,646	9.82

	EATING AND DRINKING PLACES
	McDonald’s Corp	35,274	1,212,015	0.62
	Other		1,289,202	0.66

			2,501,217	1.28

			36,573	0.02

	EDUCATIONAL SERVICES

64	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	ELECTRIC, GAS, AND SANITARY SERVICES		$9,903,810	5.07%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	102,374	2,218,445	1.14
	Emerson Electric Co	15,900	1,329,717	0.68
	Intel Corp	109,736	2,123,392	1.09
	Motorola, Inc	43,400	994,294	0.51
	Qualcomm, Inc	27,524	1,392,990	0.71
	Texas Instruments, Inc	30,700	996,829	0.51
	Other		3,620,603	1.86

			12,676,270	6.50

	ENGINEERING AND MANAGEMENT SERVICES		728,556	0.37

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	11,800	1,136,458	0.58
	Other		292,990	0.15

			1,429,448	0.73

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	50,200	2,101,874	1.08
	PepsiCo, Inc	36,700	2,120,893	1.09
	Other		2,584,279	1.32

			6,807,046	3.49

	FOOD STORES		763,947	0.39

	FURNITURE AND FIXTURES		1,476,233	0.76

	FURNITURE AND HOMEFURNISHINGS STORES		640,458	0.33

	GENERAL BUILDING CONTRACTORS		1,157,012	0.59

	GENERAL MERCHANDISE STORES
	Target Corp	20,100	1,045,401	0.54
	Other		1,488,398	0.76

			2,533,799	1.30

	HEALTH SERVICES		1,256,067	0.64

	HOLDING AND OTHER INVESTMENT OFFICES		5,609,256	2.87

	HOTELS AND OTHER LODGING PLACES		257,780	0.13

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	23,900	1,808,991	0.93
*	Dell, Inc	40,000	1,190,400	0.61
	Hewlett-Packard Co	46,788	1,539,325	0.79
	International Business Machines Corp	30,531	2,517,892	1.29
	Other		5,544,894	2.84

			12,601,502	6.46

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	64,039	3,792,390	1.94
	Medtronic, Inc	26,000	1,319,500	0.68
	Other		5,481,003	2.81

			10,592,893	5.43

	2006 Semiannual Report	65
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Social Choice Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	INSURANCE AGENTS, BROKERS AND SERVICE		$1,749,139	0.90%

	INSURANCE CARRIERS
	Prudential Financial, Inc	14,800	1,121,988	0.57
	St. Paul Travelers Cos, Inc	23,347	975,671	0.50
	UnitedHealth Group, Inc	24,790	1,384,769	0.71
*	WellPoint, Inc	12,536	970,662	0.50
	Other		6,694,208	3.43

			11,147,298	5.71

	LEATHER AND LEATHER PRODUCTS		278,308	0.14

	LOCAL AND INTERURBAN PASSENGER TRANSIT		29,920	0.01

	LUMBER AND WOOD PRODUCTS		10,472	0.01

	METAL MINING		85,900	0.04

	MISCELLANEOUS MANUFACTURING INDUSTRIES		337,048	0.17

	MISCELLANEOUS RETAIL		2,212,583	1.13

	MOTION PICTURES
	Time Warner, Inc	100,429	1,686,203	0.87
	Walt Disney Co	51,300	1,430,757	0.73
	Other		251,252	0.13

			3,368,212	1.73

	NONDEPOSITORY INSTITUTIONS
	American Express Co	30,300	1,592,265	0.82
	Fannie Mae	19,515	1,003,071	0.51
	Freddie Mac	19,000	1,159,000	0.60
	Other		2,540,921	1.30

			6,295,257	3.23

	NONMETALLIC MINERALS, EXCEPT FUELS		328,763	0.17

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	10,200	1,030,302	0.53
	Apache Corp	14,894	975,706	0.50
	Devon Energy Corp	16,886	1,032,917	0.53
	Other		5,987,424	3.07

			9,026,349	4.63

	PAPER AND ALLIED PRODUCTS		1,589,770	0.81

	PERSONAL SERVICES		36,525	0.02

	PETROLEUM AND COAL PRODUCTS		2,261,237	1.16

	PIPELINES, EXCEPT NATURAL GAS		96,069	0.05

	PRIMARY METAL INDUSTRIES		2,788,064	1.43

	PRINTING AND PUBLISHING		1,893,135	0.97

	RAILROAD TRANSPORTATION		973,211	0.50

	REAL ESTATE		69,965	0.04

66	2006 Semiannual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$201,527	0.10%

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	9,963	1,563,792	0.80
	Merrill Lynch & Co, Inc	24,700	1,945,372	1.00
	Other		2,355,528	1.21

			5,864,692	3.01

	SPECIAL TRADE CONTRACTORS		54,721	0.03

	STONE, CLAY, AND GLASS PRODUCTS		64,170	0.03

	TRANSPORTATION BY AIR		1,359,548	0.70

	TRANSPORTATION EQUIPMENT		1,482,453	0.76

	TRANSPORTATION SERVICES		306,591	0.16

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	17,129	1,359,700	0.70
	Other		29,855	0.01

			1,389,555	0.71

	WATER TRANSPORTATION		244,999	0.13

	WHOLESALE TRADE-DURABLE GOODS		1,881,530	0.96

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	13,068	973,827	0.50
	Other		2,012,011	1.03

			2,985,838	1.53

	TOTAL COMMON STOCKS	(Cost $164,036,089)	194,159,320	99.50

	ISSUER
	SHORT-TERM INVESTMENTS

+	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES		700,000	0.36

	TOTAL SHORT-TERM INVESTMENTS	(Cost $699,819)	700,000	0.36

	TOTAL PORTFOLIO	(Cost $164,735,908)	194,859,320	99.86%
	OTHER ASSETS & LIABILITIES, NET		278,256	0.14

	NET ASSETS		$195,137,576	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature on 4/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	2006 Semiannual Report	67
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	72,796	$6,939,643	1.17%
	AMB Property Corp	164,100	8,905,707	1.50
	Archstone-Smith Trust	385,000	18,776,450	3.17
	AvalonBay Communities, Inc	126,500	13,801,150	2.33
	BioMed Realty Trust, Inc	165,000	4,890,600	0.83
	Boston Properties, Inc	338,000	31,518,500	5.32
	BRE Properties, Inc (Class A)	99,000	5,544,000	0.94
v	CBRE Realty Finance, Inc	250,000	3,750,000	063
	Cogdell Spencer, Inc	293,145	6,249,851	1.05
	Developers Diversified Realty Corp	150,000	8,212,500	1.39
	Duke Realty Corp	130,000	4,933,500	0.83
	EastGroup Properties, Inc	88,647	4,205,414	0.71
	Education Realty Trust, Inc	500,000	7,650,000	1.29
	Equity Office Properties Trust	137,600	4,620,608	0.78
	Equity Residential	582,800	27,269,212	4.60
	Essex Property Trust, Inc	50,000	5,436,500	0.92
	Extra Space Storage, Inc	487,500	8,380,125	1.41
	Federal Realty Investment Trust	140,000	10,528,000	1.78
	Feldman Mall Properties, Inc	400,000	4,900,000	0.83
	First Potomac Realty Trust	175,000	4,943,750	0.83
	General Growth Properties, Inc	348,766	17,044,194	2.88
	Glenborough Realty Trust, Inc	215,000	4,676,250	0.79
v*	GSC Capital Corp	140,000	3,500,000	0.59
	Highland Hospitality Corp	261,100	3,318,581	0.56
	HomeBanc Corp	387,665	3,407,575	0.57
	Host Marriott Corp	500,000	10,700,000	1.80
	iShares Cohen & Steers Realty Majors Index Fund	221,427	19,020,579	3.21
	iShares Dow Jones US Real Estate Index Fund	194,149	14,269,952	2.41
*	Jameson Inns, Inc	2,553,675	6,256,504	1.05
	Kilroy Realty Corp	52,000	4,017,520	0.68
	Kimco Realty Corp	376,100	15,284,704	2.58
	Liberty Property Trust	78,000	3,678,480	0.62
	Macerich Co	242,000	17,895,900	3.02
	Mack-Cali Realty Corp	80,000	3,840,000	0.65
	Medical Properties Trust, Inc	336,900	3,638,520	0.61
	Monmouth REIT (Class A)	509,491	4,289,914	0.72
	Pan Pacific Retail Properties, Inc	75,000	5,317,500	0.90
	Prologis	511,000	27,338,500	4.61
	Public Storage, Inc	223,800	18,179,274	3.07
	Reckson Associates Realty Corp	170,300	7,803,146	1.32
	Regency Centers Corp	111,400	7,484,966	1.26
	Simon Property Group, Inc	382,300	32,166,722	5.43
	SL Green Realty Corp	126,800	12,870,200	2.17
	Town & Country Trust	99,700	4,046,823	0.68
	Trizec Properties, Inc	350,000	9,005,500	1.52
	United Dominion Realty Trust, Inc	249,100	7,109,314	1.20
	Vornado Realty Trust	255,000	24,480,000	4.13
	Weingarten Realty Investors	133,300	5,431,975	0.92
	Other		60,147,231	10.15

			547,675,334	92.41

68 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds• Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

				%OF NET
	COMPANY	SHARES	VALUE	ASSETS

	HOTELS AND OTHER LODGING PLACES
*	Starwood Hotels & Resorts Worldwide, Inc	360,000	$24,382,800	4.11%
	Other		2,162,742	0.37

			26,545,542	4.48

	REAL ESTATE
*	Brookfield Properties Corp	375,000	12,806,250	2.16
	Other		2,635,000	0.45

			15,441,250	2.61

	TOTAL COMMON STOCKS	(Cost $503,924,807)	589,662,126	99.50

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		670,000	0.11

	TOTAL SHORT-TERM INVESTMENTS	(Cost $669,827)	670,000	0.11

	TOTAL PORTFOLIO	(Cost $504,594,634)	590,332,126	99.61%
	OTHER ASSETS & LIABILITIES, NET		2,297,965	0.39

	NET ASSETS		$592,630,091	100.00%

*	Non-income producing

+	Notes have a rate of 4.650% and mature 04/03/06.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 69

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

BONDS

CORPORATE BONDS

ASSET BACKED
Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	5.438%, 11/25/34	Aa1	$8,000,000	$8,045,424	0.50%
Other				32,365,446	1.99

				40,410,870	2.49

BUILDING MATERIALS AND GARDEN SUPPLIES				4,724,010	0.29

BUSINESS SERVICES				449,296	0.03

CHEMICALS AND ALLIED PRODUCTS				9,389,965	0.58

COMMUNICATIONS				39,454,038	2.43

DEPOSITORY INSTITUTIONS
Washington Mutual, Inc	4.500%, 10/25/18	NR	10,415,131	9,901,478	0.61
Other				48,867,378	3.01

				58,768,856	3.62

ELECTRIC, GAS, AND SANITARY SERVICES				27,684,350	1.70

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				6,645,608	0.41

FABRICATED METAL PRODUCTS				5,146,335	0.32

FOOD AND KINDRED PRODUCTS				7,232,522	0.44

FOOD STORES				2,692,824	0.17

FURNITURE AND FIXTURES				2,172,838	0.13

GENERAL BUILDING CONTRACTORS				4,543,214	0.28

GENERAL MERCHANDISE STORES				6,800,652	0.42

HEALTH SERVICES				976,688	0.06

HOLDING AND OTHER INVESTMENT OFFICES				7,235,995	0.45

INDUSTRIAL MACHINERY AND EQUIPMENT				4,091,369	0.25

INSTRUMENTS AND RELATED PRODUCTS				1,917,337	0.12

INSURANCE CARRIERS				12,066,220	0.74

METAL MINING				2,571,352	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES				2,429,062	0.15

MISCELLANEOUS RETAIL				938,634	0.06

MOTION PICTURES				5,339,588	0.33

NONDEPOSITORY INSTITUTIONS				52,084,186	3.21

OIL AND GAS EXTRACTION				13,741,347	0.85

70 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d	LB-UBS Commercial Mortgage Trust
	Series 2004-C7 (Class A6)	4.786, 10/15/29	Aaa	$10,000,000	$9,464,870	0.58%
	Other				42,358,591	2.61

					51,823,461	3.19

	PAPER AND ALLIED PRODUCTS				2,645,303	0.16

	PETROLEUM AND COAL PRODUCTS				550,485	0.03

	PIPELINES, EXCEPT NATURAL GAS				9,119,367	0.56

	PRIMARY METAL INDUSTRIES				2,095,837	0.13

	PRINTING AND PUBLISHING				1,817,632	0.11

	RAILROAD TRANSPORTATION				2,673,542	0.16

	SECURITY AND COMMODITY BROKERS				25,723,035	1.58

	STONE, CLAY AND GLASS PRODUCTS				287,223	0.02

	TRANSPORTATION EQUIPMENT				13,277,811	0.82

	WHOLESALE TRADE-NONDURABLE GOODS				2,300,245	0.14

		TOTAL CORPORATE BONDS	(Cost $442,387,027)		431,821,097	26.59

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank
	(FFCB)	3.375–4.875%, 07/15/08–12/16/15	Aaa	18,050,000	17,476,423	1.08
	Federal Home Loan Mortgage Corp (FHLMC)	3.750%, 04/15/07	Aaa	12,105,000	11,935,785	0.74
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,383,735	1.44
	FHLMC	3.550%, 11/15/07	Aaa	17,000,000	16,526,785	1.02
	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	14,996,370	0.92
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,852,297	1.10
	FHLMC	3.500–8.250%, 08/17/07–06/15/31	Aaa	56,351,000	55,732,752	3.43
	FHLMC	7.000%, 03/15/10	Aaa	20,100,000	21,415,075	1.32
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,697,909	1.27
	FHLMC	6.250%, 03/05/12	Aa2	10,000,000	10,055,481	0.62
	Federal National Mortgage Association (FNMA)	4.750%, 01/02/07	NR	6,500,000	6,477,868	0.40
	FNMA	3.375–6.625%, 05/15/07–08/06/38	Aaa	25,125,000	25,237,254	1.55
	FNMA	3.875%, 05/15/07	Aaa	20,000,000	19,728,038	1.22
	FNMA	4.000%, 05/23/07	Aaa	11,000,000	10,860,518	0.67
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,810,600	0.54
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,591,021	0.59
d	FNMA	7.125%, 06/15/10	Aaa	59,800,000	64,205,909	3.95
	FNMA	5.250%, 08/01/12	Aa2	10,000,000	9,901,812	0.61

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 71

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	AGENCY SECURITIES —(continued)
	Other				$9,639,583	0.59%

					374,525,215	23.06

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.000%, 03/01/16	A1	$8,800,000	8,523,412	0.53
	Other				50,208,491	3.09

					58,731,903	3.62

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	4.500–8.000%, 01/01/16–01/01/36		77,685,780	76,463,917	4.71
	FGLMC	4.500%, 05/01/19		8,744,563	8,353,078	0.51
	FGLMC	5.000%, 09/01/33		6,823,696	6,509,855	0.40
	FGLMC	5.500%, 12/01/33		13,025,460	12,747,706	0.78
	FGLMC	5.000%, 01/01/34		10,845,691	10,346,865	0.64
	FGLMC	4.500%, 04/01/35		8,448,779	7,813,059	0.48
	Federal National Mortgage Association (FNMA)	4.640%, 11/01/14		6,870,985	6,511,619	0.40
	FNMA	4.799%, 03/01/16		14,686,696	14,238,754	0.88
d	FNMA	5.000%, 11/01/18		6,904,618	6,745,157	0.42
h	FNMA	4.500%, 04/25/21		19,000,000	18,162,822	1.12
h	FNMA	5.500%, 04/25/21		26,000,000	25,837,500	1.59
	FNMA	5.000%, 03/01/25		9,432,149	9,062,050	0.56
d	FNMA	5.500%, 10/01/33		8,357,172	8,173,890	0.50
	FNMA	5.000%, 11/01/33		8,930,500	8,526,002	0.53
	FNMA	6.000%, 02/01/34		9,873,595	9,878,878	0.61
	FNMA	5.500%, 09/01/34		14,442,502	14,118,355	0.87
	FNMA	5.000%, 02/25/35		17,498,758	17,088,570	1.05
	FNMA	5.500%, 04/01/35		6,562,322	6,407,464	0.39
h	FNMA	6.000%, 04/01/35		12,000,000	11,996,255	0.74
h	FNMA	6.500%, 02/01/36		12,932,756	13,195,640	0.81
h	FNMA	6.000%, 03/01/36		10,454,191	10,454,190	0.64
h	FNMA	5.000%, 04/25/36		39,000,000	37,123,125	2.29
h	FNMA	5.500%, 04/25/36		18,000,000	17,566,884	1.08
	FNMA	4.350–8.000%, 06/1/13–05/25/36		115,713,603	112,062,459	6.90
	Government National Mortgage Association (GNMA)	5.000–8.500%, 01/15/28–04/15/36		29,292,506	29,029,293	1.79
	GNMA	5.000%, 03/20/35		13,773,638	13,294,853	0.82
	GNMA	5.500%, 05/20/35		13,884,870	13,710,948	0.84
	Other				6,172,999	0.38

					531,592,187	32.73

72 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21	$88,116,000	$115,741,245	7.13%
	United States Treasury Bond	5.375%, 02/15/31	19,975,000	21,024,088	1.29
	United States Treasury Note	2.500–4.625%, 05/15/06–02/15/16	425,000	25,066,884	1.54
d	United States Treasury Note	2.625%, 11/15/06	21,925,000	21,624,408	1.33
	United States Treasury Note	4.375%, 01/31/08	16,000,000	15,866,880	0.98
	Other			10,205,460	0.63

				209,528,965	12.90

		TOTAL GOVERNMENT BONDS	(Cost $1,200,591,546)	1,174,378,270	72.31

		TOTAL BONDS	(Cost $1,642,978,573)	1,606,199,367	98.90

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER			35,143,770	2.17

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	FHLB	4.630–4.660%, 04/11/06–04/12/06	36,891,000	36,850,055	2.26
d	FHLMC	4.360–4.670%, 04/03/06–05/02/06	47,820,000	47,697,839	2.94
d	FNMA	4.390–4.650%, 04/03/06–05/10/06	43,900,000	43,810,870	2.70

				128,358,764	7.90

		TOTAL SHORT-TERM INVESTMENTS	(Cost $163,477,050)	163,502,534	10.07

		TOTAL PORTFOLIO	(Cost $1,806,455,623)	1,769,701,901	108.97%
		OTHER ASSETS & LIABILITIES, NET		(145,657,423)	(8.97)

		NET ASSETS		$1,624,044,478	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

†	As provided by Moody’s Investors Service (Unaudited).

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 73

Inflation-Linked Bond Fund |	Portfolio of investments (unaudited) March 31, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	$24,831,328	$25,508,231	5.85%
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	22,708,271	23,772,835	5.45
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	16,278,899	17,489,724	4.01
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	38,615,314	36,569,861	8.39
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	16,391,381	17,323,724	3.97
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	9,010,192	9,551,525	2.19
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	31,049,862	32,342,469	7.42
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	28,944,713	28,096,634	6.44
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	29,945,753	29,225,259	6.70
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	27,308,706	26,625,989	6.11
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	26,891,054	25,370,096	5.82
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	23,620,835	22,705,528	5.21
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/16	11,911,432	11,548,491	2.65
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	35,596,502	35,760,602	8.20
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/26	13,484,640	12,767,393	2.93
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	23,895,852	29,352,709	6.73
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	27,827,503	35,680,146	8.18
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	7,388,362	9,094,631	2.09

				428,785,847	98.34

	TOTAL GOVERNMENT BONDS		(Cost $439,467,767)	428,785,847	98.34

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal National Mortgage Association (FNMA)	4.650%, 04/03/06	4,040,000	4,040,000	0.93

	TOTAL SHORT-TERM INVESTMENTS		(Cost $4,038,956)	4,040,000	0.93

	TOTAL PORTFOLIO		(Cost $443,506,723)	432,825,847	99.27%
	OTHER ASSETS & LIABILITIES, NET			3,182,096	0.73

	NET ASSETS			$436,007,943	100.00%

k

Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

74 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	American Express Centurion Bank	4.730–4.750%, 5/24/06–05/26/06	$6,065,000	$6,065,134	2.36%
	Barclays Bank, plc	4.875%, 06/12/06	2,000,000	2,000,059	0.78
	Deutsche Bank	4.440%, 04/03/06	3,325,000	3,325,002	1.29
	Wells Fargo	4.770–4.810%, 4/28/06–05/22/06	6,900,000	6,899,982	2.69
	Other			1,000,011	0.39

				19,290,188	7.51

	COMMERCIAL PAPER
	Abbey National North America LLC	4.440–4.830%, 4/12/06–09/07/06	5,000,000	4,953,265	1.93
	Barclays U.S. Funding Co	4.820%, 05/30/06	4,000,000	3,968,904	1.54
	Becton Dickinson & Co	4.740%, 05/08/06	5,580,000	5,552,816	2.16
c	Beta Finance, Inc	4.540–4.690%, 04/12/06–05/12/06	6,285,000	6,268,215	2.44
c	BMW US Capital Corp	4.770%, 05/25/06	4,070,000	4,040,879	1.57
	Canadian Imperial Holdings, Inc	4.440%, 04/10/06	2,255,000	2,252,497	0.88
	Caylon North America, Inc	4.435–4.835%, 04/11/06–07/21/06	5,555,000	5,540,566	2.16
c	CC (USA), Inc	4.520–4.560%, 04/03/06–04/26/06	6,370,000	6,362,298	2.48
c	Ciesco Lp	4.600–4.750%, 04/18/06–05/03/06	6,358,000	6,337,799	2.47
c	Corporate Asset Funding Corp, Inc	4.600–4.760%, 04/20/06–05/18/06	6,590,000	6,569,059	2.56
c	Danske Corp	4.550–4.870%, 04/06/06–06/26/06	6,143,000	6,100,733	2.37
c	Dorada Finance, Inc	4.610%, 05/08/06	4,380,000	4,359,247	1.70
c	Gannett Co, Inc	4.630–4.750%, 04/24/06–04/27/06	6,875,000	6,852,828	2.67
	General Electric Capital Corp	4.510–4.570%, 05/05/06–06/28/06	3,800,000	3,773,811	1.47
	Govco, Inc	4.450–4.830%, 04/10/06–09/05/06	6,950,000	6,907,610	2.69
	Harley-Davidson Funding Corp	4.520%, 04/13/06	3,600,000	3,594,633	1.40
	Harrier Finance Funding LLC	4.620–4.890%, 04/25/06–06/30/06	6,015,000	5,986,459	2.33
	HBOS Treasury Services plc	4.760%, 06/09/06	2,100,000	2,081,238	0.81
	HSBC Finance Corp	4.570–4.620%, 04/17/06–05/16/06	6,180,000	6,152,492	2.39
c	Kitty Hawk Funding Corp	4.750–4.820%, 04/27/06–06/19/06	6,030,000	6,002,026	2.34
c	Links Finance LLC	4.500–4.770%, 05/09/06–06/20/06	6,775,000	6,718,804	2.62
c	Nestle Capital Corp	4.805%, 08/21/06	3,225,000	3,163,876	1.23
	Paccar Financial Corp	4.680%, 05/25/06	2,555,000	2,537,064	0.99
c	Park Avenue Receivables Corp	4.740–4.760%, 04/25/06–05/03/06	7,000,000	6,975,738	2.72
c	Preferred Receivables Funding	4.650–4.730%, 04/26/06–05/02/06	5,694,000	5,673,718	2.21
c	Private Export Funding Corp	4.530–4.720%, 05/09/06–06/13/06	6,755,000	6,709,505	2.61
c	Procter & Gamble Co	4.490%, 04/05/06	3,755,000	3,753,127	1.46
	Rabobank Usa Financial Co	4.450%, 05/15/06	3,000,000	2,984,140	1.16
c	Ranger Funding Co LLC	4.420–4.760%, 04/03/06–05/05/06	6,850,000	6,827,672	2.66
	Royal Bank of Scotland plc	4.650%, 05/15/06	2,000,000	1,988,633	0.77
c	Scaldis Capital LLC	4.840–4.970%, 07/17/06–09/29/06	5,500,000	5,384,596	2.10
c	Sheffield Receivables Corp	4.640–4.815%, 04/07/06–09/05/06	4,550,000	4,526,256	1.76
c	Shell International Finance BV	4.570–4.850%, 05/02/06–06/30/06	7,000,000	6,956,074	2.71

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 75

Money Market Fund |	Summary portfolio of investments (unaudited) March 31, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER –(continued)
c	Sigma Finance, Inc	4.400–4.640%, 05/8/06–05/19/06	$3,500,000	$3,480,166	1.35%
	Societe Generale North America, Inc	4.430–4.870%, 04/12/06–08/01/06	6,910,000	6,859,502	2.67
	Swedish Export Credit Corp	4.750%, 05/08/06	7,000,000	6,967,836	2.71
c	The Stanley Works	4.550–4.580%, 04/10/06–04/18/06	4,255,000	4,248,873	1.65
c	Toronto Dominion Holdings (US)	4.490–4.605%, 04/19/06–05/01/06	6,000,000	5,983,443	2.33
	UBS Finance, (Delaware), Inc	4.440–4.820%, 04/10/06–05/22/06	7,000,000	6,977,119	2.72
c	Variable Funding Capital Corp	4.450–4760%, 4/04/06–05/19/06	6,970,000	6,947,687	2.70
c	Yorktown Capital, LLC	4.700–4.780%, 4/18/06–05/10/06	5,150,000	5,133,121	2.00
	Other			4,429,971	1.72

				218,884,296	85.21

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.475–4.670%, 4/17/06–05/03/06	2,145,000	2,140,000	0.83
	Federal Home Loan Mortgage Corp (FHLMC)	4.410–4.865%, 05/1/06–09/26/06	3,020,000	3,003,489	1.17
	Other			1,940,726	0.76

				7,084,215	2.76

	VARIABLE NOTES
	National City Corp	4.615%, 07/26/06	4,000,000	4,000,283	1.56
	Toyota Motor Credit Corp	4.638%, 10/10/06	5,000,000	4,999,927	1.94
	U.S. Bancorp	4.930%, 09/29/06	3,000,000	3,000,046	1.17

				12,000,256	4.67

		TOTAL SHORT-TERM INVESTMENTS	(Cost $257,258,955)	257,258,955	100.15

		TOTAL PORTFOLIO	(Cost $257,258,955)	257,258,955	100.15%
		OTHER ASSETS & LIABILITIES, NET		(374,028)	(0.15)

		NET ASSETS		$256,884,927	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

76 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES FINANCIAL STATEMENTS

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2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 77

Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund

ASSETS
Portfolio investments, at cost	$157,996,080	$912,141,790	$569,170,140	$255,383,888	$399,779,227	$379,639,881
Net unrealized appreciation of portfolio investments	21,751,620	196,896,008	70,047,649	52,179,643	52,009,336	51,417,111

Portfolio investments, at value	179,747,700	1,109,037,798	639,217,789	307,563,531	451,788,563	431,056,992
Cash	—	—	6,196	2,125	1,939	631,214
Cash-foreign (cost of $203,247, $8,188,074, $218,579,$—, $455,611 and $—, respectively)	204,664	8,189,332	218,578	—	455,611	—
Receivable from securities transactions	2,770,726	35,827,589	7,212,469	9,507,405	636,758	7,617,886
Receivable from Fund shares sold	824,590	5,628,361	1,801,172	1,466,994	830,018	1,860,198
Dividends and investment receivable	246,066	1,891,311	971,288	63,346	447,649	339,327
Reclaims receivable	9,077	839,117	7,444	—	6,765	—

Total assets	183,802,823	1,161,413,508	649,434,936	318,603,401	454,167,303	441,505,617

LIABILITIES
Accrued expenses	27,273	1,154,046	450,393	286,010	422,642	340,237
Due to custodian	349,164	22,162,061	—	—	—	280,347
Payable for securities transactions	2,499,896	33,147,849	9,755,809	12,579,364	2,970,504	10,851,737
Payable for Fund shares redeemed	4,159	30,713	339,007	284,273	161,053	49.980

Total liabilities	2,880,492	56,494,669	10,545,209	13,149,647	3,554,199	11,522,301

NET ASSETS	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104	$429,983,316

NET ASSETS CONSIST OF:
Paid-in-capital	$155,306,919	$837,463,510	$552,864,869	$246,180,968	$377,114,559	$358,127,394
Accumulated undistributed net investment income	363,360	2,669,505	1,930,414	553,005	993,815	321,290
Accumulated net realized gain on total investments	3,499,017	67,931,050	14,047,690	6,540,138	20,495,691	20,117,521
Accumulated net unrealized appreciation on total investments	21,753,035	196,854,774	70,046,754	52,179,643	52,009,039	51,417,111

NET ASSETS	$180,922,331	$1,104,918,839	$638,889,727	$305,453,754	$450,613,104	$429,983,316

TOTAL SHARES OUTSTANDING	21,195,875	84,853,575	42,530,161	16,660,735	25,053,629	26,035,100

RETIREMENT CLASS:
Net assets	$75,337,940	$385,759,590	$188,925,289	$199,483,321	$301,612,605	$22.920.7056
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	8,779,813	29,183,560	12,504,733	10,888,873	16,728,225	13,526,498
Net asset value per share	$8.58	$13.22	$15.11	$18.32	$18.03	$16.48

INSTITUTIONAL CLASS:
Net assets	$105,084,391	$718,659,249	$260,099,330	$24,853,857	$28,363,095	$122,488,057
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	12,366,062	55,620,015	17,180,510	1,345,142	1,568,087	7,354,498
Net asset value per share	$8.50	$12.92	$15.14	$18.48	$18.09	$16.65

RETAIL CLASS:
Net assets	$500,000	$500,000	$189,865,108	$81,116,576	$120,637,404	$84,574,554
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	50,000	12,844,918	4,426,720	6,757,317	5,154,047
Net asset value per share	$10.00	$10.00	$14.78	$18.32	$17.85	$16.41

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Statements of assets and liabilities (unaudited) |	TIAA-CREF Institutional Mutual Funds March 31, 2006	concluded

	Equity Index Fund	Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

ASSETS
Portfolio investments, at cost	$471,483,216	$164,735,908	$504,594,634	$1,806,455,623	$443,506,723	$257,258,955
Net unrealized appreciation (depreciation) of portfolio investments	188,902,518	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

Portfolio investments, at value	660,385,734	194,859,320	590,332,126	1,769,701,901	432,825,847	257,258,955
Cash	81,368	27,937	62,922	—	4,396	8,073
Receivable from securities transactions	1,768,017	895	1,591,667	74,152,453	—	—
Receivable from Fund shares sold	1,716,724	800,332	964,483	3,869,271	749,601	3,678,967
Dividends and investment receivable	745,095	184,741	1,911,618	14,158,579	2,890,537	125,056

Total assets	664,696,938	195,873,225	594,862,816	1,861,882,204	436,470,381	261,071,051

LIABILITIES
Accrued expenses	75,860	90,964	444,967	883,972	173,744	64,741
Due to custodian	—	—	—	32,238	—	—
Payable for securities transactions	2,829,466	621,018	994,721	234,317,254	—	4,031,543
Payable for Fund shares redeemed	201,073	23,667	793,037	2,604,262	288,694	89,320
Income distribution payable	—	—	—	—	—	520

Total liabilities	3,106,399	735,649	2,232,725	237,837,726	462,438	4,186,124

NET ASSETS	$661,590,539	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

NET ASSETS CONSIST OF:
Paid-in-capital	$475,540,759	$165,111,636	$509,476,727	$1,668,935,304	$451,391,682	$256,887,005
Accumulated undistributed (distributions in excess of) net investment income	2,777,173	699,726	(1,938,600)	90,190	(172,513)	27
Accumulated net realized loss on total investments	(5,629,911)	(797,198)	(645,528)	(8,227,294)	(4,530,350)	(2,105)
Accumulated net unrealized appreciation (depreciation) on total investments	188,902,518	30,123,412	85,737,492	(36,753,722)	(10,680,876)	—

NET ASSETS	$661,590,539	$195,137,576	$592,630,091	$1,624,044,478	$436,007,943	$256,884,927

TOTAL SHARES OUTSTANDING	67,185,491	18,081,633	40,597,148	164,724,333	43,543,517	256,884,430

RETIREMENT CLASS:
Net assets	$500,000	$67,662,527	$157,975,639	$500,000	$500,000	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	6,224,200	10,667,756	50,000	50,000	500,000
Net asset value per share	$10.00	$10.87	$14.81	$10.00	$10.00	$1.00

INSTITUTIONAL CLASS:
Net assets	$660,590,539	$126,975,049	$258,331,364	$1,623,044,478	$371,039,632	$255,884,927
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	67,085,491	11,807,433	17,729,987	164,624,333	36,964,291	255,884,430
Net asset value per share	$9.85	$10.75	$14.57	$9.86	$10.04	$1.00

RETAIL CLASS:
Net assets	$500,000	$500,000	$176,323,088	$500,000	$64,468,311	$500,000
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	50,000	50,000	12,199,405	50,000	6,529,226	500,000
Net asset value per share	$10.00	$10.00	$14.45	$10.00	$9.87	$1.00

80 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 81

Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund

INVESTMENT INCOME
Interest	$8,241	$—	$12,075	$34,579	$24,018	$20,699
Dividends	1,452,523	7,385,706	6,472,623	1,300,896	3,843,640	2,163,095
Foreign taxes withheld	(7,681)	(619,544)	(9,797)	—	(10,009)	(2,891)

Total income	1,453,083	6,766,162	6,474,901	1,335,475	3,857,649	2,180,903

EXPENSES
Investment management fees	74,130	1,138,869	603,149	290,181	448,329	412,854
Service agreement fees	119,472	517,751	486,435	326,778	548,132	345,409
Custody fees	12,991	165,295	15,238	9,622	11,399	45,641
Audit fees	18,559	35,790	26,342	18,973	22,840	21,784
Registration fees	8,368	25,751	29,094	22,999	24,989	22,830
Trustee fees and expenses	1,241	1,132	2,723	1,662	1,140	1,965
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,317	1,748	21,755	25,763	32,504	23,638
Report printing and mailing expenses	10,647	24,630	19,731	18,195	21,889	25,758
Interest expense	19,840	149,910	26,571	3,811	15,225	12,875

Total expenses before expense reimbursement	271,953	2,066,264	1,236,426	723,372	1,131,835	918,141
Less expenses reimbursed by the investment advisor (see Note 2)	(31,352)	—	—	(6,196)	(5,562)	(33,784)

Net expenses	240,601	2,066,264	1,236,426	717,176	1,126,273	884,357

Net investment income	1,212,482	4,699,898	5,238,475	618,299	2,731,376	1,296,546

NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	5,791,054	81,579,110	15,405,572	6,900,449	20,953,015	23,358,426
Foreign currency transactions	10,245	(1,613,982)	55,381	(12,585)	(19,219)	—

Net realized gain on total investments	5,801,299	79,965,128	15,460,953	6,887,864	20,933,796	25,358,426

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,271,663	61,940,333	36,691,322	21,523,269	15,064,164	29,007,301
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	1,389	(4,530)	(530)	—	(6,694)	—

Net change in unrealized appreciation on total investments	7,273,052	61,935,803	36,690,792	21,523,269	15,057,470	29,007,301

Net realized and unrealized gain on total investments	13,074,351	141,900,931	52,151,745	28,411,133	35,991,266	54,365,727

Net increase in net assets resulting from operations	$14,286,833	$146,600,829	$57,390,220	$29,029,432	$38,722,642	$55,662,273

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Statements of operations (unaudited) |	TIAA-CREF Institutional Mutual Funds For the Six Months Ended March 31, 2006	concluded

	Equity Index Fund	Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$28,045	$14,783	$70,919	$36,188,835	$9,144,559	$4,498,606
Dividends	5,718,028	1,578,036	11,653,293	—	—	—
Foreign taxes withheld	(214)	(284)	(9,365)	—	—	—

Total income	5,745,859	1,592,535	11,714,847	36,188,835	9,144,559	4,498,606

EXPENSES
Investment management fees	123,878	69,759	618,442	1,186,560	332,967	63,250
Service agreement fees	40,940	97,533	417,086	201,945	76,447	20,752
Custody fees	20,464	8,470	10,537	26,707	12,743	3,811
Audit fees	27,880	17,681	27,058	47,423	23,446	19,487
Registration fees	9,440	9,553	25,294	24,711	17,337	6,744
Trustee fees and expenses	1,147	1,947	1,953	1,570	1,575	1,582
Fund administration expenses	5,388	5,388	5,388	5,388	5,388	5,388
Transfer agency fees and expenses	1,287	1,202	41,063	1,526	18,806	759
Report printing and mailing expenses	4,576	6,729	29,929	11,702	9,692	110
Interest expense	11,607	330	15,813	15,190	1,157	18

Total expenses before expense reimbursement	246,607	218,592	1,192,563	1,522,722	499,558	121,901
Less expenses reimbursed by the investment advisor (see Note 2)	—	(11,703)	(4,702)	—	(14,787)	(6,257)

Net expenses	246,607	206,889	1,187,861	1,522,722	484,771	115,644

Net investment income	5,499,252	1,385,646	10,526,986	34,666,113	8,659,788	4,382,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	2,987,113	1,022,605	(251,902)	(7,989,122)	(1,014,340)	—
Net change in unrealized appreciation (depreciation) on total investments	36,329,904	10,704,882	65,810,939	(29,428,647)	(17,079,116)	—

Net realized and unrealized gain (loss) on total investments	39,917,707	11,727,487	65,559,037	(37,417,769)	(18,093,456)	—

Net increase (decrease) in net assets resulting from operations	$44,816,269	$13,113,133	$76,086,023	$(2,751,656)	$(9,433,668)	$4,382,962

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund		International Equity Fund		Large-Cap Value Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,212,482	$8,566,055	$4,699,898	$13,998,028	$5,238,475	$8,126,702
Net realized gain on total investments	5,801,299	49,018,882	79,965,128	57,029,718	15,460,953	18,807,580
Net change in unrealized appreciation on total investments	7,273,052	7,288,420	61,935,803	103,464,742	36,690,792	20,791,519

Net increase from operations	14,286,833	64,873,357	146,600,829	174,492,488	57,390,220	47,725,801

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(362,048)	(660,128)	(3,040,039)	(1,122,943)	(2,824,654)	(1,097,233)
Institutional Class	(808,931)	(7,851,563)	(11,356,591)	(10,359,425)	(3,407,805)	(609,115)
Retail Class	—	—	—	—	(3,457,937)	(2,564,264)
From realized gains:
Retirement Class	(8,057,539)	—	(18,153,995)	(5,791,476)	(5,512,631)	(6,828,007)
Institutional Class	(12,583,348)	—	(44,227,288)	(29,220,492)	(7,695,253)	(2,612,883)
Retail Class	—	—	—	—	(5,853,266)	(10,253,950)

Total distributions	(21,811,866)	(8,511,691)	(76,777,913)	(46,494,336)	(28,751,546)	(23,965,452)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	20,078,099	17,923,333	130,063,946	129,565,700	21,628,428	82,899,732
Institutional Class	(32,061,066)	(535,731,372)	4,655,457	35,952,899	31,134,836	178,632,510
Retail Class	500,000	—	500,000	—	11,164,661	23,261,354

Net increase (decrease) from shareholder transactions	(11,482,967)	(517,808,039)	135,219,403	165,518,599	63,927,925	284,793,596

Net increase (decrease) in net assets	(19,008,000)	(461,446,373)	205,042,319	293,516,751	92,566,599	308,553,945

NET ASSETS
Beginning of period	199,930,331	661,376,704	899,876,520	606,359,769	546,323,128	237,769,183

END OF PERIOD	$180,922,331	$199,930,331	$1,104,918,839	$899,876,520	$638,889,727	$546,323,128

Undistributed net investment income included in net assets	$363,360	$321,857	$2,669,505	$12,366,237	$1,930,414	$6,382,335

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Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund		Mid-Cap Value Fund		Small-Cap Equity Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$618,299	$153,627	$2,731,376	$4,131,226	$1,296,546	$2,758,231
Net realized gain on total investments	6,887,864	7,562,870	20,933,796	20,710,371	25,358,426	29,255,482
Net change in unrealized appreciation on total investments	21,523,269	25,864,871	15,057,470	31,108,085	29,007,301	10,982,680

Net increase from operations	29,029,432	33,581,368	38,722,642	55,949,682	55,662,273	42,996,393

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(45,233)	(11,097)	(3,362,979)	(1,286,451)	(1,198,733)	(953,805)
Institutional Class	(23,072)	(4,045)	(337,653)	(131,368)	(808,039)	(427,052)
Retail Class	(27,162)	(10,976)	(1,264,477)	(574,234)	(559,437)	(548,919)
From realized gains:
Retirement Class	(4,025,745)	(3,711,805)	(14,009,758)	(5,210,126)	(14,944,948)	(6,744,075)
Institutional Class	(564,834)	(200,800)	(1,295,340)	(339,829)	(10,097,939)	(2,485,359)
Retail Class	(1,769,595)	(2,178,840)	(5,164,414)	(2,013,759)	(6,166,048)	(3,005,164)

Total distributions	(6,455,641)	(6,117,563)	(25,434,621)	(9,555,767)	(33,775,144)	(14,164,374)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	53,007,840	41,272,308	26,355,686	143,264,165	41,531,932	40,939,664
Institutional Class	2,100,011	14,792,202	1,620,920	14,397,497	(895,183)	61,943,848
Retail Class	12,539,744	4,911,674	21,512,268	42,764,509	8,995,216	2,937,113

Net increase from shareholder transactions	67,647,595	60,976,184	49,488,874	200,426,171	49,631,965	105,820,625

Net increase in net assets	90,221,386	88,439,989	62,776,895	246,820,086	71,519,094	134,652,644

NET ASSETS
Beginning of period	215,232,368	126,792,379	387,836,209	141,016,123	358,464,222	223,811,578

End of period	$305,453,754	$215,232,368	$450,613,104	$387,836,209	$429,983,316	$358,464,222

Undistributed net investment income included in net assets	$553,005	$30,173	$993,815	$3,227,548	$321,290	$1,590,953

88 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 89

Statements of changes in net assets | TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund		Social Choice Equity Fund		Real Estate Securities Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,499,252	$13,393,093	$1,385,646	$2,488,203	$10,526,986	$16,368,143
Net realized gain (loss) on total investments	2,987,113	68,506,940	1,022,605	(1,728,050)	(251,902)	63,570,292
Net change in unrealized appreciation on total investments	36,329,904	11,654,386	10,704,882	17,542,015	65,810,939	7,727,166

Net increase from operations	44,816,269	93,554,419	13,113,133	18,302,168	76,086,023	87,665,601

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(603,005)	(410,302)	(2,444,826)	(4,563,855)
Institutional Class	(10,348,360)	(13,454,920)	(1,627,745)	(1,436,827)	(4,677,296)	(8,110,863)
Retail Class	—	—	—	—	(2,797,911)	(5,271,151)
From realized gains:
Retirement Class	—	—	—	(126,247)	(14,120,867)	(11,274,581)
Institutional Class	(39,398,845)	—	(8,897)	(387,375)	(25,450,239)	(16,888,289)
Retail Class	—	—	—	—	(16,655,851)	(13,830,527)

Total distributions	(49,747,205)	(13,454,920)	(2,239,647)	(2,360,751)	(66,146,990)	(59,939,266)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	13,227,378	17,413,087	5,473,343	75,717,652
Institutional Class	59,180,955	(240,465,862)	5,190,084	20,345,027	12,582,416	69,058,231
Retail Class	500,000	—	500,000	—	13,230,085	45,035,627

Net increase (decrease) from shareholder transactions	60,180,955	(240,465,862)	18,917,462	37,758,114	31,285,844	189,811,510

Net increase (decrease) in net assets	55,250,019	(160,366,363)	29,790,948	53,699,531	41,224,877	217,537,845

NET ASSETS
Beginning of period	606,340,520	766,706,883	165,346,628	111,647,097	551,405,214	333,867,369

End of period	$661,590,539	$606,340,520	$195,137,576	$165,346,628	$592,630,091	$551,405,214

Undistributed (distributions in excess of) net investment income included in net assets	$2,777,173	$7,626,281	$699,726	$1,544,830	$(1,938,600)	$(2,545,553)

90 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 91

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Bond Fund		Inflation-Linked Bond Fund		Money Market Fund

	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005	For the Six Months Ended March 31, 2006	For the Year Ended September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$34,666,113	$48,915,414	$8,659,788	$17,716,055	$4,382,962	$5,029,420
Net realized gain (loss) on total investments	(7,989,122)	2,174,153	(1,014,340)	9,657,887	—	(373)
Net change in unrealized depreciation on total investments	(29,428,647)	(17,703,106)	(17,079,116)	(6,014,111)	—	—

Net increase (decrease) from operations	(2,751,656)	33,386,461	(9,433,668)	21,359,831	4,382,962	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(34,575,923)	(49,200,320)	(7,319,702)	(14,841,929)	(4,382,962)	(5,029,392)
Retail Class	—	—	(1,512,949)	(2,873,776)	—	—
From realized gains:
Retirement Class	—	—	—	—	—	—
Institutional Class	(350)	(5,118,504)	(6,830,377)	(5,913,107)	—	—
Retail Class	—	—	(1,372,582)	(763,852)	—	—
From Return of Capital	—	(1,433,689)	—	—	—	—

Total distributions	(34,576,273)	(55,752,513)	(17,035,610)	(24,392,664)	(4,382,962)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	500,000	—	500,000	—	500,000	—
Institutional Class	204,441,376	546,910,968	67,433,881	(53,715,287)	55,339,954	20,770,581
Retail Class	500,000	—	(1,369,112)	(25,180,291)	500,000	—

Net increase (decrease) from shareholder transactions	205,441,376	546,910,968	66,564,769	(78,895,578)	56,339,954	20,770,581

Net increase (decrease) in net assets	168,113,447	524,544,916	40,095,491	(81,928,411)	56,339,954	20,770,236

NET ASSETS
Beginning of period	1,455,931,031	931,386,115	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$1,624,044,478	$1,455,931,031	$436,007,943	$395,912,452	$256,884,927	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$90,190	$—	$(172,513)	$350	$27	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,					March 31,							March 31,
	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12		$8.16	$7.39	$6.14	$9.05		$8.12	$7.36	$6.14	$7.91	$11.24	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.13 (a)	0.10 (a)	0.07 (a)	0.06	(a)	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09	—
Net realized and unrealized gain (loss) on total investments	0.60		0.95	0.75	1.22	0.60		0.93	0.76	1.22	(1.78)	(3.15)	—

Total gain (loss) from investment operations	0.65		1.08	0.85	1.29	0.66		1.11	0.88	1.32	(1.69)	(3.06)	—

Less distributions from:
Net investment income	(0.05)		(0.12)	(0.08)	(0.04)	(0.07)		(0.18)	(0.12)	(0.10)	(0.08)	(0.09)	—
Net realized gains	(1.14)		—	—	—	(1.14)		—	—	—	—	(0.18)	—

Total distributions	(1.19)		(0.12)	(0.08)	(0.04)	(1.21)		(0.18)	(0.12)	(0.10)	(0.08)	(0.27)	—

Net asset value, end of period	$8.58		$9.12	$8.16	$7.39	$8.50		$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

TOTAL RETURN	7.54%		13.32%	11.47%	21.14%	7.80%		13.70%	11.89%	21.62%	(21.51)%	(27.66)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$75,338		$58,731	$35,874	$8,027	$105,084		$141,199	$625,503	$505,404	$376,529	$169,880	$500
Ratio of expenses to average net assets
before expense waiver and reimbursement	0.50	%(b)(e)	0.46%	0.53%	0.48%	0.18	%(b)(e)	0.15%	0.14%	0.15%	0.29%	0.44%	0.00%
Ratio of expenses to average net assets
after expense waiver and reimbursement	0.44	%(b)(e)	0.46%	0.44%	0.47%	0.16	%(b)(e)	0.15%	0.14%	0.14%	0.22%	0.22%	0.00%
Ratio of net investment income to average net assets	1.14	%(b)	1.43%	1.17%	1.02%	1.40	%(b)	2.04%	1.46%	1.48%	1.18%	1.10%	0.00%
Portfolio turnover rate	131	%(b)	223%	77%	150%	131	%(b)	223%	77%	150%	128%	50%	131	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.02% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Six Months Ended		For the Years Ended September 30,					For the Period Ended
	March 31,					March 31,							March 31,
	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41		$10.49	$8.65	$6.86	$12.17		$10.29	$8.56	$6.86	$8.08	$12.55	$10.00

Gain (loss) from investment operations:
Net investment income	0.05	(a)	0.19 (a)	0.17 (a)	0.13 (a)	0.06	(a)	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10	—
Net realized and unrealized gain (loss) on total investments	1.74		2.40	1.69	1.66	1.75		2.43	1.69	1.65	(1.29)	(4.06)	—

Total gain (loss) from investment operations	1.79		2.59	1.86	1.79	1.81		2.64	1.89	1.82	(1.14)	(3.96)	—

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.02)	—	(0.22)		(0.20)	(0.16)	(0.12)	(0.08)	(0.04)	—
Net realized gains	(0.84)		(0.56)	—	—	(0.84)		(0.56)	—	—	—	(0.47)	—

Total distributions	(0.98)		(0.67)	(0.02)	—	(1.06)		(0.76)	(0.16)	(0.12)	(0.08)	(0.51)	—

Net asset value, end of period	$13.22		$12.41	$10.49	$8.65	$12.92		$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

TOTAL RETURN	15.32%		25.34%	21.45%	26.15%	15.85%		26.45%	22.17%	26.90%	(14.28)%	(32.63)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$385,760		$231,867	$77,400	$9,863	$718,659		$668,009	$528,959	$370,026	$205,899	$120,436	$500
Ratio of expenses to average net assets
before expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.58%	0.61%	0.32	%(b)(e)	0.21%	0.20%	0.27%	0.44%	0.52%	0.00%
Ratio of expenses to average net assets
after expense waiver and reimbursement	0.64	%(b)(e)	0.56%	0.55%	0.54%	0.32	%(b)(e)	0.21%	0.20%	0.20%	0.29%	0.29%	0.00%
Ratio of net investment income to average net assets	0.82	%(b)	1.67%	1.63%	1.61%	1.04	% (b)	1.89%	1.98%	2.20%	1.80%	1.51%	0.00%
Portfolio turnover rate	203	%(b)	147%	151%	156%	203	%(b)	147%	151%	156%	78%	78%	203	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Includes 0.03% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class						Institutional Class

	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43		$13.41	$11.55	$9.16	$10.00	$14.41		$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.21	0.01	0.14		0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.29		1.90	2.23	2.24	(0.85)	1.28		1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	1.41		2.16	2.47	2.45	(0.84)	1.42		2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.25)		(0.16)	(0.06)	(0.06)	—	(0.21)		(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.73)		(1.14)	(0.61)	(0.06)	—	(0.69)		(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$15.11		$14.43	$13.41	$11.55	$9.16	$15.14		$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	10.06%		16.23%	21.59%	26.94%	(8.40)%	10.18%		16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$188,925		$159,064	$69,314	$9,943	$92	$260,100		$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets
before expense reimbursement	0.57	%(c) (d)	0.48%	0.51%	0.54%	0.03%	0.26	%(c)(d)	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets
after expense reimbursement	0.57	%(c) (d)	0.48%	0.48%	0.47%	0.03%	0.26	%(c)(d)	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to	1.65	%(c)	1.82%	1.87%	1.89%	0.09%	1.96	%(c)	2.11%	2.20%	2.31%	0.11%
average net assets
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retail Class

	For the Six Months Ended		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.17		$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12		0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.26		1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.38		2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.29)		(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)		(0.98)	(0.55)	—	—

Total distributions	(0.77)		(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.78		$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	10.03%		16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,865		$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.49	%(c)(d)	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.49	%(c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to	1.73	%(c)	1.87%	1.89%	1.99%	0.09%
average net assets
Portfolio turnover rate	103	%(c)	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Retail Class • TIAA-CREF Institutional Mutual Funds

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class

									For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Six Months Ended March 31, 2006									For the Six Months Ended March 31, 2006
			For the Years Ended September 30,									For the Years Ended September 30,

			2005		2004		2003					2005	2004	2003

	(Unaudited)									(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01		$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06		0.06	0.05	0.04		0.00 (c)
Net realized and unrealized gain (loss)on total investments	1.86		3.31		1.76		3.76		(0.79)	1.88		3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	1.90		3.32		1.76		3.76		(0.79)	1.94		3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	—		(0.00	)(c)	—	(0.02)		(0.01)	(0.03)	—		—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)		(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.46)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)		(0.68)	(0.53)	(0.00	)(c)	—

Net asset value, end of period	$18.32		$16.88		$14.23		$12.97		$9.21	$18.48		$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	11.42%		23.72%		13.48%		40.85%		(7.90)%	11.60%		24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$199,483		$131,943		$74,600		$25,519		$92	$24,854		$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.58	%(d)(e)	0.48%		0.54%		0.73%		0.03%	0.34	%(e)	0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)(e)	0.48%		0.48%		0.47%		0.03%	0.28	%(e)	0.15%	0.14%	0.14%		0.01%
Ratio of net investment income to average net assets	0.46	%(e)	0.06%		(0.01)%		(0.02)%		0.02%	0.74	%(e)	0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	144	%(e)	115%		148%		162%		19%	144	%(e)	115%	148%	162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(d)	Includes 0.01% of overdraft charges included in interest expense.

(e)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retail Class

	For the Six Months Ended		For the Years Ended September 30,						For the Period September 4, 2002 (commencement of operations)
	March 31,								to September 30,
	2006		2005		2004		2003		2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.89		$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.04		0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	1.85		3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	1.89		3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.01)		(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.46)		(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$18.32		$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	11.36%		23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$81,117		$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.56	%(e)	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(e)	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.46	%(e)	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	144	%(e)	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

(e)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class						Institutional Class

						For the Period						For the Period
						September 4, 2002						September 4, 2002
	For the Six		For the Years Ended			(commencement	For the Six		For the Years Ended			(commencement
	Months Ended		September 30,			of operations)	Months Ended		September 30,			of operations)
	March 31,					to September 30,	March 31,					to September 30,
	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52		$14.38	$11.95	$9.03	$10.00	$17.57		$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.21	0.18	0.01	0.14		0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.49		3.60	2.73	2.80	(0.98)	1.49		3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	1.60		3.85	2.94	2.98	(0.97)	1.63		3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.21)		(0.14)	(0.06)	(0.06)	—	(0.23)		(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.09)		(0.71)	(0.51)	(0.06)	—	(1.11)		(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$18.03		$17.52	$14.38	$11.95	$9.03	$18.09		$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	9.50%		27.20%	24.82%	33.27%	(9.70)%	9.65%		27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$301,613		$266,360	$92,268	$15,669	$90	$28,363		$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.56	%(c)(d)	0.48%	0.52%	0.65%	0.03%	0.33	%(c)	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.56	%(c)(d)	0.48%	0.48%	0.47%	0.03%	0.29	%(c)	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets	1.31	%(c)	1.50%	1.54%	1.52%	0.12%	1.58	%(c)	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid Cap Value Fund

	Retail Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Six Months Ended March 31, 2006		For the Years Ended
			September 30,

			2005	2004	2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.36		$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.48		3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	1.59		3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.22)		(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)		(0.57)	(0.45)	—	—

Total distributions	(1.10)		(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.85		$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	9.50%		27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$120,637		$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.55	%(c)(d)	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(c)(d)	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.30	%(c)	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	141	%(c)	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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	Small-Cap Equity Fund

	Retirement Class							Institutional Class

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)	For the Six Months Ended March 31, 2006		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			2005	2004		2003				2005	2004		2003

	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71		$14.20	$12.62		$9.27	$10.00	$15.84		$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.04		0.12	0.09		0.11	0.01	0.07		0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.17		2.19	2.46		3.28	(0.74)	2.18		2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.31	2.55		3.39	(0.73)	2.25		2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.11)		(0.10)	(0.04)		(0.04)	—	(0.11)		(0.12)	(0.08)		(0.02)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.44)		(0.80)	(0.97)		(0.04)	—	(1.44)		(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$16.48		$15.71	$14.20	(c)	$12.62	$9.27	$16.65		$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	15.14%		16.35%	20.53	%(c)	36.65%	(7.30)%	15.27%		16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,921		$170,413	$116,445		$29,036	$93	$122,488		$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.59	%(d)	0.48%	0.54%		0.95%	0.03%	0.30	%(d)(e)	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(d)	0.48%	0.48%		0.47%	0.03%	0.29	%(d)(e)	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets	0.56	%(d)	0.78%	0.68%		0.89%	0.15%	0.86	%(d)	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retail Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Six Months Ended March 31, 2006		For the Years Ended September 30,

			2005	2004		2003

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65		$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05		0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss)on total investments	2.16		2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.21		2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.12)		(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)		(0.70)	(0.93)		—	—

Total distributions	(1.45)		(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$16.41		$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	15.24%		16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$84,575		$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.48	%(d)(e)	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.44	%(d)(e)	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.71	%(d)	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	330	%(d)	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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	Equity Index Fund

	Retirement Class		Institutional Class							Retail Class

	For the Period Ended March 31, 2006 (b)		For the Six Months Ended March 31, 2006							For the Period Ended March 31, 2006 (b)
					For the Years Ended September 30,

					2005	2004	2003	2002	2001

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97		$8.85	$8.07	$6.48	$8.06	$11.37	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.09	(a)	0.18 (a)	0.15 (a)	0.13 (a)	0.11 (a)	0.09	—
Net realized and unrealized gain (loss) on total investments	—		0.62		1.09	0.99	1.53	(1.63)	(3.20)	—

Total gain (loss) from investment operations	—		0.71		1.27	1.14	1.66	(1.52)	(3.11)	—

Less distributions from:
Net investment income	—		(0.17)		(0.15)	(0.29)	(0.05)	(0.06)	(0.10)	—
Net realized gains	—		(0.66)		—	(0.07)	(0.02)	—	(0.10)	—

Total distributions	—		(0.83)		(0.15)	(0.36)	(0.07)	(0.06)	(0.20)	—

Net asset value, end of period	$10.00		$9.85		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

TOTAL RETURN	0.00%		7.46%		14.40%	14.17%	25.79%	(19.04)%	(27.71)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$660,591		$606,341	$766,707	$1,355,731	$419,771	$101,247	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.09%	0.27%	0.51%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.08	%(c)	0.09%	0.08%	0.08%	0.17%	0.17%	0.00%
Ratio of net investment income to average net assets	0.00%		1.78	%(c)	1.94%	1.67%	1.71%	1.41%	1.19%	0.00%
Portfolio turnover rate	24	%(c)	24	%(c)	24%	26%	5%	14%	7%	24	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

						Social Choice Equity Fund

	Retirement Class					Institutional Class							Retail Class

	For the Six Months Ended March 31,					For the Six Months Ended March 31,							For the Period Ended March 31,
			For the Years Ended September 30,					For the Years Ended September 30,

	2006		2005	2004	2003 (c)	2006		2005	2004	2003	2002	2001	2006 (d)

	(Unaudited)					(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23		$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$11.16	$10.00

Gain (loss) from investment operations:
Net investment income	0.07	(a)	0.14 (a)	0.10 (a)	0.09 (a)	0.09	(a)	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10	—
Net realized and unrealized gain (loss) on total investments	0.68		1.17	1.00	1.54	0.67		1.16	0.99	1.52	(1.64)	(2.94)	—

Total gain (loss) from investment operations	0.75		1.31	1.10	1.63	0.76		1.34	1.13	1.64	(1.53)	(2.84)	—

Less distributions from:
Net investment income	(0.11)		(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	(0.11)	—
Net realized gains	—		(0.04)	—	—	—		(0.04)	—	—	—	(0.18)	—

Total distributions	(0.11)		(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	(0.29)	—

Net asset value, end of period	$10.87		$10.23	$9.08	$8.01	$10.75		$10.13	$8.96	$7.96	$6.41	$8.03	$10.00

TOTAL RETURN	7.38%		14.41%	13.78%	25.42%	7.56%		15.03%	14.23%	25.89%	(19.34)%	(25.99)%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$67,663		$50,855	$28,870	$8,936	$126,975		$114,491	$82,778	$50,790	$36,180	$26,460	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48	%(e)	0.44%	0.52%	0.48%	0.13	%(e)	0.10%	0.10%	0.13%	0.81%	0.97%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44	%(e)	0.44%	0.44%	0.43%	0.13	%(e)	0.10%	0.08%	0.08%	0.18%	0.18%	0.00%
Ratio of net investment income to average net assets	1.32	%(e)	1.46%	1.15%	1.16%	1.66	%(e)	1.87%	1.54%	1.65%	1.34%	1.12%	0.00%
Portfolio turnover rate	8	%(e)	17%	7%	28%	8	%(e)	17%	7%	28%	22%	5%	8	%(e)

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	The percentages shown for this period are annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30,						For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Six Months Ended March 31,		For the Years Ended September 30,				For the Six Months Ended March 31,		For the Years Ended September 30,

	2006		2005	2004	2003	2002 (b)	2006		2005	2004	2003	2002 (b)

	(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66		$13.62	$12.40	$9.72	$10.00	$14.46		$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.27		0.48	0.50	0.57	0.05	0.28		0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	1.72		2.53	2.49	2.39	(0.31)	1.69		2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	1.99		3.01	2.99	2.96	(0.26)	1.97		2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.26)		(0.51)	(0.43)	(0.27)	(0.02)	(0.28)		(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—	(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.84)		(1.97)	(1.77)	(0.28)	(0.02)	(1.86)		(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.81		$14.66	$13.62	$12.40	$9.72	$14.57		$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	14.92%		22.86%	25.81%	30.92%	(2.58)%	15.10%		22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$157,976		$150,382	$69,980	$14,207	$97	$258,331		$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.59	%(c)	0.48%	0.50%	0.51%	0.03%	0.28	%(c)	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.58	%(c)	0.48%	0.47%	0.48%	0.03%	0.28	%(c)	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	3.77	%(c)	3.36%	3.88%	4.81%	0.51%	4.04	%(c)	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%	202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retail Class

	For the Six Months Ended March 31,		For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2006		2005	2004	2003	2002 (b)

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35		$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26		0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	1.67		2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	1.93		2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.25)		(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)		(1.46)	(1.34)	(0.01)	—

Total distributions	(1.83)		(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.45		$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	14.87%		22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$176,323		$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.54	%(c)	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.54	%(c)	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	3.80	%(c)	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	202	%(c)	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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	Bond Fund

	Retirement Class					Institutional Class				Retail Class

	For the Period Ended March 31,		For the Six Months Ended March 31,		For the Years Ended September 30,					For the Period Ended March 31,

	2006 (b)		2006		2005	2004	2003	2002	2001	2006 (b)

	(Unaudited)		(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10		$10.29	$10.81	$10.72	$10.58	$10.04	$10.00

Gain (loss) from investment operations:
Net investment income	—		0.23	(a)	0.42 (a)	0.41 (a)	0.44 (a)	0.52 (a)	0.61	—
Net realized and unrealized gain (loss) on total investments	—		(0.25)		(0.14)	(0.06)	0.17	0.33	0.67	—

Total gain (loss) from investment operations	—		(0.02)		0.28	0.35	0.61	0.85	1.28	—

Less distributions from:
Net investment income	—		(0.22)		(0.42)	(0.42)	(0.44)	(0.52)	(0.61)	—
Net realized gains	—		—		(0.04)	(0.45)	(0.08)	(0.19)	(0.13)	—
Return of capital	—		—		(0.01)	—	—	—	—	—

Total distributions	—		(0.22)		(0.47)	(0.87)	(0.52)	(0.71)	(0.74)	—

Net asset value, end of period	$10.00		$9.86		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

TOTAL RETURN	0.00%		(0.16)%		2.86%	3.46%	5.84%	8.52%	13.21%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$1,623,044		$1,455,931	$931,386	$1,429,288	$1,170,560	$304,541	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.24%	0.30%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%		0.20	%(c)(d)	0.14%	0.14%	0.14%	0.19%	0.19%	0.00%
Ratio of net investment income to average net assets	0.00%		4.53	%(c)	4.10%	3.94%	4.08%	5.16%	5.99%	0.00%
Portfolio turnover rate	190	(c) %	190	%(c)	274%	90%	169%	181%	267%	190	%(c)

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

(d)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class						Retail Class

								For the Period September 4, 2002 (commencement of operations) to September 30,						For the Period September 4, 2002 (commencement of operations) to September 30,

			For the Six Months Ended March 31, 2006
	For the Period Ended March 31, 2006 (c)				For the Years Ended September 30,				For the Six Months Ended March 31, 2006		For the Years Ended September 30,

					2005	2004	2003	2002 (b)			2005	2004	2003	2002 (b)

	(Unaudited)		(Unaudited)						(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69		$10.75	$10.51	$10.12	$10.00	$10.54		$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	—		0.22		0.43	0.45	0.37	0.02	0.21		0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	—		(0.44)		0.12	0.30	0.31	0.12	(0.44)		0.11	0.24	0.26	0.12

Total gain (loss) from investment operations			(0.22)		0.55	0.75	0.68	0.14	(0.23)		0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	—		(0.22)		(0.46)	(0.42)	(0.29)	(0.02)	(0.23)		(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)		(0.15)	(0.09)	—	—	(0.21)		(0.15)	(0.09)	—	—

Total distributions	—		(0.43)		(0.61)	(0.51)	(0.29)	(0.02)	(0.44)		(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.00		$10.04		$10.69	$10.75	$10.51	$10.12	$9.87		$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	0.00%		(2.16)%		5.19%	7.36%	6.82%	1.37%	(2.33)%		5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500		$371,040		$325,636	$382,305	$223,138	$101	$64,468		$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.00%		0.20	%(d)	0.14%	0.15%	0.15%	0.01%	0.41	%(d)(e)	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.00%		0.20	%(d)	0.14%	0.14%	0.14%	0.01%	0.37	%(d)(e)	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	0.00%		4.17	%(d)	3.97%	4.27%	3.56%	0.23%	4.20	%(d)	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	99	%(d)	99	%(d)	239%	151%	210%	0%	99	%(d)	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The Retirement Class commenced operations on March 31, 2006.

(d)	The percentages shown for this period are annualized.

(e)	Includes 0.01% of overdraft charges included in interest expense.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class	Institutional Class							Retail Class

	For the Period Ended March 31,	For the Six Months Ended March 31,							For the Period Ended March 31,
				For the Years Ended September 30,

	2006 (b)	2006		2005	2004	2003	2002	2001	2006 (b)

	(Unaudited)	(Unaudited)							(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Total gain from investment operations	—	0.02		0.03	0.01	0.01	0.02	0.05	—

Less distributions from:
Net investment income	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Total distributions	—	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)	(0.05)	—

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	2.10%		2.68%	1.10%	1.27%	1.89%	5.16%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$255,885		$200,545	$179,775	$175,247	$188,394	$35,037	$500
Ratio of expenses to average net assets before expense waiver and reimbursement	0.00%	0.12	%(c)	0.09%	0.09%	0.10%	0.28%	0.94%	0.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.00%	0.11	%(c)	0.09%	0.09%	0.09%	0.16%	0.16%	0.00%
Ratio of net investment income to average net assets	0.00%	4.18	%(c)	2.65%	1.10%	1.27%	1.71%	4.91%	0.00%

(a)	Based on average shares outstanding.

(b)	The Retirement and Retail Classes commenced operations on March 31, 2006.

(c)	The percentages shown for this period are annualized.

126 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 127

Notes to financial statements (unaudited)

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999. Another sixteen Funds commenced operations on September 4, 2002. In addition, the Growth & Income, International Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002. Finally, Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006. At this same time, new Retirement and/or Retail Share classes were launched for International Equity, Growth & Income, Social Choice Equity, Equity Index, Inflation-Linked Bond, Bond and Money Market Funds. Due to the limited operations and distribution of the new Funds and classes during the six-month period, there is only limited information on them included in this report. The remaining seven Funds labeled TIAA-CREF Lifecycle Funds commenced operations on October 4, 2004.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested seed money in each Fund and class. These Lifecycle Funds are reported under separate cover. At March 31, 2006, TIAA had seed money investment in the Funds as follows:

	Value of TIAA’s seed money investment at March 31, 2006

Fund	Retirement Class		Institutional Class	Retail Class		Total

Growth & Income	$—		$—	$500,000	*	$500,000
International Equity	—		—	500,000	*	500,000
Equity Index	500,000	*	—	500,000	*	1,000,000
Social Choice Equity	—		—	500,000	*	500,000
Real Estate Securities	222,410		223,562	17,811,350		18,257,322
Bond	500,000	*	—	500,000	*	1,000,000
Inflation-Linked Bond	500,000	*	—	—		500,000
Money Market	500,000	*	—	500,000	*	1,000,000

* Initial investment by TIAA as of March 31, 2006.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. The Institutional Class shares

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Notes to financial statements	continued

are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. The Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price

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Notes to financial statements	continued

with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS”). The Real Estate Securities Fund invests a substantial portion of its assets in such REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITS until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital, a reduction is recorded to the cost basis of the individual REITS. Effective for the six month period ended March 31, 2006, the funds have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund

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Notes to financial statements	continued

forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if

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Notes to financial statements	continued

counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the six months ended March 31, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the

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Notes to financial statements	continued

U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income, Real Estate Securities, and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Fund where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

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Notes to financial statements	continued

Allocation of income and expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Effective February 1, 2006, each Fund implemented a new investment management agreement. Under the terms of the Investment Management Agreements, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Additionally, under the terms of a new Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets attributable to Retirement Class shares for providing transfer agency, accounting and administration services associated with offering this class on retirement platforms. The Funds’ previous service agreement was terminated as of February 1, 2006. Until that time, the Funds’ Institutional and Retail Classes were subject to a service agreement. Under the terms of a Distribution Plan, each Fund reimburses TPIS for amounts expended to distribute Retail Fund shares up to 0.25% of average daily net assets attributable to Retail Class shares. Various “other expenses” (including custody, audit, regulatory and trustee fees) are borne directly by the Funds/Classes. Advisors has voluntarily agreed to partially reimburse the Funds for their various other expenses. In addition, Advisors has agreed to waive its management fee down to 0.08% for the Growth & Income Fund. These waivers and reimbursements are contractual and will be in effect through September 30, 2007 with respect to actively managed Funds and April 30, 2010 with respect to index Funds. Advisors will receive the following annual percentages of each Fund’s/Classes’ average daily net assets for investment management, service, and distribution (12b-1) fees:

134 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Fund	Investment Management Fee All Classes		Distribution Fee* (12b-1) (Retail Class Only)	Service Agreement Fee (Retirement Class Only)

Growth & Income †	0.45	%‡	—	0.25%
International Equity †	0.50		—	0.25
Large-Cap Value †	0.45		0.25%	0.25
Mid-Cap Growth †	0.48		0.25	0.25
Mid-Cap Value †	0.48		0.25	0.25
Small-Cap Equity †	0.48		0.25	0.25
Equity Index	0.04		—	—
Social Choice Equity	0.15		—	0.25
Real Estate Securities †	0.50		0.25	0.25
Bond †	0.30		—	—
Inflation-Linked Bond †	0.30		0.25	—
Money Market	0.10		—	—

*	TPIS has contractually agreed not to seek reimbursements under the Distribution (12b-1) Plan through at least September 30, 2007.

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase. Please see the prospectus for further detail on these schedules.

‡	0.08% after waiver through September 30, 2007.

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Notes to financial statements	continued

To limit the Funds’ expenses, Advisors has agreed to reimburse the Funds if their “other expenses” (in the case of the Institutional and Retirement classes) or total annual operating expenses (in the case of the Retail class) exceed the percentages listed below through September 30, 2007 for the actively-managed Funds and April 30, 2010 for the index Funds.

Fund	Retirement Class	Institutional Class	Retail Class

Growth & Income	0.30%	0.05%	—
International Equity	0.30	0.10	—
Large-Cap Value	0.30	0.05	0.80%
Mid-Cap Growth	0.30	0.07	0.85
Mid-Cap Value	0.30	0.07	0.85
Small-Cap Equity	0.30	0.07	0.85
Equity Index	—	0.04	—
Social Choice Equity	0.30	0.05	—
Real Estate Securities	0.30	0.05	0.90
Bond	—	0.05	—
Inflation-Linked Bond	—	0.05	0.50
Money Market	—	0.05	—

136 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Note 3—investments

At March 31, 2006, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Growth & Income	$23,116,375	$1,364,755	$21,751,620
International Equity	200,313,070	3,417,062	196,896,008
Large-Cap Value	77,817,054	7,769,405	70,047,649
Mid-Cap Growth	54,650,331	2,470,688	52,179,643
Mid-Cap Value	57,691,342	5,682,006	52,009,336
Small-Cap Equity	56,119,971	4,702,860	51,417,111
Equity Index	199,986,315	11,083,797	188,902,518
Social Choice Equity	35,516,356	5,392,944	30,123,412
Real Estate Securities	90,739,004	5,001,512	85,737,492
Bond	1,529,558	38,283,280	(36,753,722)
Inflation-Linked Bond	1,044	10,681,920	(10,680,876)

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Notes to financial statements	continued

Purchases and sales of securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the six months ended March 31, 2006, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Growth & Income	$121,471,434	$—	$154,389,115	$—
International Equity	1,062,034,523	—	985,275,176	—
Large-Cap Value	341,979,787	—	302,085,916	—
Mid-Cap Growth	247,720,063	—	185,226,787	—
Mid-Cap Value	323,163,986	—	291,874,901	—
Small-Cap Equity	646,424,581	—	631,393,117	—
Equity Index	88,281,278	—	73,667,073	—
Social Choice Equity	24,598,230	—	6,906,271	—
Real Estate Securities	547,132,032	—	565,874,104	—
Bond	210,209,832	1,441,595,051	139,871,498	1,293,748,981
Inflation-Linked Bond	—	253,303,462	—	203,827,868

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the six months ended March 31, 2006 are reflected in the Statement of Operations.

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Notes to financial statements	continued

Note 5–shareholder transactions

	Growth & Income Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$20,620,100	2,364,312	$22,734,164	2,598,079
Reinvestment of distributions	8,418,972	1,012,413	660,128	74,722
Redemptions	(8,960,973)	(1,039,958)	(5,470,959)	(626,083)

Net increase	$20,078,099	2,336,767	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$5,654,331	658,482	$93,344,328	10,859,994
Reinvestment of distributions	11,943,179	1,454,507	7,110,503	811,965
Exchanges	—	—	—	—
Redemptions	(49,658,576)	(5,353,819)	(636,186,203)	(73,122,791)

Net decrease	$(32,061,066)	(3,240,830)	$(535,731,372)	(61,450,832)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

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Notes to financial statements	continued

	International Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year E nded September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$302,853,152	24,297,700	$296,937,957	26,038,903
Reinvestment of distributions	21,190,540	1,779,223	6,914,417	618,463
Redemptions	(193,979,746)	(15,571,702)	(174,286,674)	(15,360,612)

Net increase	$130,063,946	10,505,221	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$43,622,399	3,622,683	$136,433,565	12,424,470
Reinvestment of distributions	45,158,780	3,892,999	31,946,874	2,928,208
Exchanges	—	—	—	—
Redemptions	(84,125,722)	(6,790,323)	(132,427,540)	(11,862,378)

Net increase	$4,655,457	725,359	$35,952,899	3,490,300

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

140 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Large-Cap Value Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,398,307	2,281,439	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(20,107,164)	(1,379,961)	(28,844,323)	(2,062,116)

Net increase	$21,628,428	1,483,284	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$37,244,151	2,551,771	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,908	466,404	33,102
Redemptions	(15,937,739)	(1,085,419)	(13,519,934)	(945,607)

Net increase	$31,134,836	2,151,260	$178,632,510	12,695,000

Retail Class:
Subscriptions	$9,336,571	653,284	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,402	12,711,732	915,641
Exchanges	(487,468)	(35,238)	(65,133)	11,747
Redemptions	(6,873,143)	(477,752)	(17,373,970)	(1,245,818)

Net increase	$11,164,661	795,696	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$91,420,395	5,260,442	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(42,482,288)	(2,427,744)	(21,683,798)	(1,400,685)

Net increase	$53,007,840	3,073,368	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$2,495,495	143,347	$15,431,427	1,005,426
Reinvestment of distributions	504,958	29,634	79,187	5,041
Redemptions	(900,442)	(51,061)	(718,412)	(44,915)

Net increase	$2,100,011	121,920	$14,792,202	965,552

Retail Class:
Subscriptions	$8,792,233	507,394	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,884	2,150,315	137,354
Exchanges	5,444,696	315,909	(1,802,230)	(131,632)
Redemptions	(3,436,554)	(199,183)	(7,175,377)	(460,075)

Net increase	$12,539,744	727,004	$4,911,674	291,802

2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 141

Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$52,492,954	3,018,749	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(43,505,580)	(2,512,622)	(45,378,248)	(2,773,916)

Net increase	$26,355,686	1,526,592	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$2,547,784	147,341	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,176,134)	(124,852)	(1,880,221)	(114,607)

Net increase	$1,620,920	95,717	$14,397,497	915,421

Retail Class:
Subscriptions	$20,377,756	1,177,980	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,611	2,506,619	157,928
Exchanges	1,674,078	98,600	21,876,420	1,352,186
Redemptions	(6,629,986)	(386,777)	(8,433,887)	(517,793)

Net increase	$21,512,268	1,251,414	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30,2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,368,630	5,231,605	$92,631,208	6,139,144
Reinvestment of distributions	16,142,020	1,092,892	7,697,878	497,600
Redemptions	(55,978,719)	(3,645,763)	(59,389,422)	(3,989,673)

Net increase	$41,531,931	2,678,734	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$12,793,684	826,759	$68,311,360	4,602,201
Reinvestment of distributions	8,940,409	599,625	1,789,247	114,990
Redemptions	(22,629,276)	(1,436,901)	(8,156,759)	(532,333)

Net increase (decrease)	$(895,183)	(10,517)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$6,500,774	418,626	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,729	3,493,722	226,920
Exchanges	275,800	10,383	(3,808,935)	(260,863)
Redemptions	(4,363,127)	(284,347)	(9,084,765)	(606,149)

Net increase	$8,995,217	592,391	$2,937,113	185,761

142 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Equity Index Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$83,457,987	8,582,568	$261,479,146	27,731,773
Reinvestment of distributions	41,512,045	4,369,689	11,064,982	1,152,597
Exchanges	—	—	—	—
Redemptions	(65,789,077)	(6,682,433)	(513,009,990)	(54,732,933)

Net increase (decrease)	$59,180,955	6,269,824	$(240,465,862)	(25,848,563)

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 143

Notes to financial statements	continued

	Social Choice Equity Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$14,454,316	1,368,674	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,154	536,549	54,417
Redemptions	(1,829,345)	(171,612)	(3,631,991)	(373,743)

Net increase	$13,227,378	1,254,216	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$9,138,815	876,905	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,887	1,508,826	155,069
Redemptions	(5,446,598)	(516,287)	(20,854,261)	(2,258,745)

Net increase	$5,190,084	504,505	$20,345,027	2,069,079

Retail Class:
Seed money subscritions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

144 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$30,070,463	2,092,085	$106,581,493	7,283,796
Reinvestment of distributions	16,564,221	1,235,376	15,837,551	1,113,143
Redemptions	(41,161,341)	(2,915,634)	(46,701,392)	(3,277,163)

Net increase	$5,473,343	411,827	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$26,433,564	1,902,907	$89,820,222	6,566,350
Reinvestment of distributions	26,991,884	2,042,437	19,374,974	1,376,973
Exchanges	—	—	—	—
Redemptions	(40,843,032)	(2,874,271)	(40,136,965)	(2,851,371)

Net increase	$12,582,416	1,071,073	$69,058,231	5,091,952

Retail Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	12,368,125	890,584	46,901,297	3,336,614
Reinvestment of distributions	18,556,806	1,417,064	18,487,699	1,326,977
Exchanges	(7,420,496)	(537,162)	4,007,325	222,501
Redemptions	(10,274,350)	(737,322)	(24,360,694)	(1,772,878)

Net increase	$13,230,085	1,033,164	$45,035,627	3,113,214

2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 145

Notes to financial statements	continued

	Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Subscriptions	$298,510,628	29,851,802	$817,869,953	80,562,217
Reinvestment of distributions	31,321,239	3,138,677	48,706,223	4,779,292
Exchanges	—	—	—	—
Redemptions	(125,390,491)	(12,553,703)	(319,665,208)	(31,652,937)

Net increase	$204,441,376	20,436,776	$546,910,968	53,688,572

Retail Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

146 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	50,000	$—	—

Institutional Class:
Seed money redemptions	$—	—	$—	—
Subscriptions	88,007,875	8,492,859	196,483,038	18,283,001
Reinvestment of distributions	12,398,353	1,209,595	18,491,867	1,724,781
Exchanges	—	—	—	—
Redemptions	(32,972,347)	(3,189,873)	(268,690,192)	(25,118,571)

Net increase (decrease)	$67,433,881	6,512,581	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$5,394,549	525,789	$21,238,924	1,997,282
Reinvestment of distributions	2,718,186	269,394	3,454,093	326,857
Exchanges	(4,306,407)	(427,060)	6,038,646	561,845
Redemptions	(5,175,440)	(506,177)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(1,369,112)	(138,054)	$(25,180,291)	(2,317,107)

2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 147

Notes to financial statements	continued

	Money Market Fund

	For the Six Months Ended March 31, 2006 (Unaudited)		For the Year Ended September 30, 2005

	Amount	Shares	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

Institutional Class:
Subscriptions	$85,468,979	85,568,811	$70,575,014	70,575,014
Reinvestment of distributions	4,299,734	4,299,734	5,012,861	5,012,861
Exchanges	—	—	—	—
Redemptions	(34,428,758)	(34,527,551)	(54,817,294)	(54,817,294)

Net increase	$55,339,955	55,340,994	$20,770,581	20,770,581

Retail Class:
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	—	—	—	—
Reinvestment of distributions	—	—	—	—
Exchanges	—	—	—	—
Redemptions	—	—	—	—

Net increase	$500,000	500,000	$—	—

148 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	concluded

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended September 30, 2005 was as follows:

	2005

Fund	Ordinary Income	Long-term Capital Gain	Total

Growth & Income	$8,511,691	$—	$8,511,691
International Equity	45,237,174	1,257,162	46,494,336
Large-Cap Value	16,526,971	7,438,481	23,965,452
Mid-Cap Growth	1,592,229	4,525,334	6,117,563
Mid-Cap Value	7,120,760	2,435,007	9,555,767
Small-Cap Equity	6,299,276	7,865,098	14,164,374
Equity Index	13,454,920	—	13,454,920
Social Choice Equity	1,917,277	443,474	2,360,751
Real Estate Securities	54,431,934	5,507,332	59,939,266
Bond	51,844,113	2,474,711	55,752,513	*
Inflation-Linked Bond	20,198,689	4,193,975	24,392,664
Money Market	5,029,393	—	5,029,393

*	Total distributions for Bond Fund include return of capital distributions of $1,433,689.

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

Note 7—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the period ended March 31, 2006 there were no borrowings under this credit facility by the Funds.

The Bond Fund participates in a letter of credit agreement in the amount of $1.5 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the period ended March 31, 2006, there were no drawdowns under this agreement.

2006 Semiannual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 149

2006 special meeting | TIAA-CREF Institutional Mutual Funds (unaudited)

Investment management agreement

At a special meeting of shareholders on January 25, 2006, shareholders approved a new investment management agreement between the Funds and Teachers Advisors, Inc.

Fund	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Large-Cap Value	21,889,712.45	91.27	1,910,770.05	7.97	181,674.94	0.76

Small-Cap Equity	10,981,258.63	86.41	1,352,373.43	10.64	374,737.84	2.95

Real Estate Securities	16,994,610.32	82.16	3,157,439.06	15.27	531,639.12	2.57

Inflation-Linked Bond	21,931,402.44	82.48	4,513,644.06	16.97	146,310.32	0.55

150 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds • Retail Class

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A30242
C35748	5/06

PERFORMANCE OVERVIEW AS OF MARCH 31, 2006

		Average annual compound rates
		of total return
Retirement Class	Inception date	1 year	Since inception
2010 Fund	10/15/2004	8.83%	9.34%
2015 Fund	10/15/2004	9.52	10.44
2020 Fund	10/15/2004	10.47	11.37
2025 Fund	10/15/2004	11.27	12.33
2030 Fund	10/15/2004	12.25	12.98
2035 Fund	10/15/2004	12.88	13.99
2040 Fund	10/15/2004	13.85	14.77

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/performance/customize.html, or call 800 842-2776.

Contents

Understanding your		2025 Fund	22
Lifecycle Funds report	2	2030 Fund	24
		2035 Fund	26
Keeping pace with your evolving needs	3	2040 Fund	28

Report to investors	4	Portfolios of investments	30

More information for investors	6	Financial statements
		Statements of assets and liabilities	38
Special terms	7	Statements of operations	40
		Statements of changes in net assets	42
Understanding investment risk	8	Financial highlights	48
		Notes to financial statements	55
Important information about expenses	10
		How to reach us	Inside back cover
An introduction to the Lifecycle Funds	12

Why do the funds use
composite benchmarks?	13

Investment results of the Lifecycle Funds	14

Fund performance
2010 Fund	16
2015 Fund	18
2020 Fund	20

Understanding your Lifecycle Funds report

This report contains information about the holdings and investment performance of the Retirement Class of the Lifecycle Funds, an offering of TIAA-CREF Institutional Mutual Funds, for the six-month period that ended March 31, 2006. The report contains six main sections:

  The performance overview on the inside front cover shows the funds’ returns for the year ended March 31, 2006, and since their inception.
  The letter from Scott Evans, the funds’ executive vice president, describes how TIAA-CREF Institutional Mutual Funds, in which the Lifecycle Funds invest, are evolving to serve you better.
  The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the six-month period.
  The fund performance section compares each fund’s return with the returns of that fund’s composite benchmark and peer group. This section also provides information about risks and expenses.
  The summary portfolios of investments list each of the fund’s holdings as of March 31, 2006.
  The financial statements contain detailed information about the operations and financial condition of each fund.

     For the funds’ most recent performance, please visit www.tiaa-cref.org and use the link on the homepage labeled “Select funds.” You can also obtain performance information by calling 800 842-2776 from 8 a.m. to 10 p.m. ET, Monday through Friday, or 9 a.m. to 6 p.m. on Saturdays.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

2 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Keeping pace with your evolving needs

Scott C. Evans
Executive Vice President

Iam pleased to provide you with the 2006 Semiannual Report for the Retirement Class of the Lifecycle Funds, which are offered by TIAA-CREF Institutional Mutual Funds.

     Finding value in today’s global marketplace is a more demanding task than ever before. To meet that challenge, we are increasing the size of our analyst team by 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

     As I focus my attention on leading Asset Management at TIAA-CREF Institutional Mutual Funds, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings nearly two decades of experience at TIAA-CREF to his new position.

     As the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, Ed is charged with building on our heritage of helping provide financial security through disciplined, low-priced investment management.

     Ed and I will work with the Asset Management staff with one clear objective: to maximize the ending balance in your accounts, while remaining conscious of risk. That is what our customers in the academic, medical, cultural and research fields have come to expect from TIAA-CREF, and the Lifecycle Funds offered by TIAA-CREF Institutional Mutual Funds are dedicated to these same principles.

     Whether you plan to retire in a few years and are primarily seeking to preserve your assets or are decades away from retirement and are primarily seeking growth, we can offer you choices intended to build value and suit your personal goals.

/s/ Scott C. Evans
Scott C. Evans
Executive Vice President

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 3

Report to investors

For the six-month period ended March 31, 2006, all seven Lifecycle Funds outperformed their composite benchmarks. Returns ranged from 3.80% for the 2010 Fund to 7.32% for the 2040 Fund.

     The funds’ performance was boosted by the outsized gains of two of their underlying funds:

  The Large-Cap Value Fund, which outpaced the returns of both the Russell 1000® Value Index and the broad U.S. stock market.
  The International Equity Fund, which outpaced both the returns of the U.S. stock market and the higher returns of foreign stocks, as measured by the Morgan Stanley EAFE® Index.

While all of the Lifecycle Funds benefited from these results to some degree, the 2030 Fund, the 2035 Fund and the 2040 Fund had the best performance, because they had the largest holdings in these funds.

Stocks advance, while bonds retreat

Stock prices in markets throughout the world rose sharply during the first quarter of 2006, enabling both U.S. and foreign stocks to post strong returns for the six months covered by this report. The Russell 3000® Index, which measures the broad U.S. market, rose 7.5%, while the Morgan Stanley EAFE Index, which measures stock performance in 21 foreign nations, jumped 13.9%.

     More than one third of the Russell 3000’s return came from the 12.4% advance of financial stocks, which continued to perform well despite a tightening credit environment. Small-cap stocks soared 15.2% and were one of the few segments of the U.S. stock market that outperformed foreign stocks as a group.

     During the six months, the Federal Reserve raised short-term interest rates four times. This sent bond yields higher, and, since yields and prices move in opposite directions, bond prices dropped. In bond funds, such as the two that serve as underlying investments for the Lifecycle Funds, interest income kept total returns from retreating too deeply into negative territory.

An uncomplicated solution to investing for retirement

The Lifecycle Funds are designed to provide individual investors with a single fund that is managed with their expected retirement dates in mind. Each one invests in seven component funds, providing investors with instant diversification.

     One of the most important elements of any investment plan is its strategy for allocating dollars among various asset classes. An allocation strategy works most effectively when each component fund is fully invested in a well-defined segment of the financial marketplace.

4 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

     Those funds should be combined to create a broadly diversified portfolio. Spreading investments among a well-chosen combination of funds makes it possible for the funds with higher returns to offset the effects of lower returns elsewhere. While no strategy can guarantee results or prevent losses, diversification is a proven method for controlling risk.

     Each Lifecycle fund uses an asset allocation appropriate for the investor’s expected retirement date. The funds with more distant target dates allocate a higher percentage of assets to stock funds than to bond funds.

     As each fund’s target date approaches, its allocations become more conservative, with smaller stock holdings and large holdings in bond funds. We believe that stock investments remain important up to—and even into—a person’s retirement years in order to have the potential to generate adequate retirement income.

     Because different parts of the market produce varying returns over time, each Lifecycle fund is rebalanced regularly to keep its asset allocation on track.

Ready to capture the market’s unpredictable gains

The underlying funds seek to be fully invested, rather than to hold a cash reserve. The financial markets have historically moved upwards over time, but their gains are often concentrated in brief periods, such as the first quarter of 2006.

     Because advances in the financial markets are difficult to predict and often rapid, the only way to participate in their gains is to remain fully invested each day of the year.

     Participating in a broadly diversified range of market opportunities, staying fully invested and readjusting each fund’s allocations to its targeted weights are the central strategies of the Lifecycle Funds.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 5

More information for investors

Portfolio listings

You can obtain complete lists of the holdings of the Lifecycle Funds and of the underlying funds in which the Lifecycle Funds invest (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended March 31, 2006) in the following ways:

  by visiting the TIAA-CREF website at www.tiaa-cref.org; or
  by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
  at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)
Proxy voting

The Lifecycle Funds have the right to vote on proxies of the underlying funds in which the Lifecycle Funds invest. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelvemonth period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

The Lifecycle Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

6 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Composite benchmarks are customized combinations of other benchmarks. TIAA-CREF has created composite benchmarks, using the benchmarks of the underlying funds in which the Lifecycle Funds invest, to better measure the performance of the Lifecycle Funds.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance can be compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total invested assets is the dollar value of all the securities held by a fund, adjusted for pending transactions.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

___

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 7

Understanding investment risk

The Lifecycle Funds invest in underlying funds that in turn invest in equity and fixed-income securities. As a result, each Lifecycle fund is subject, in varying degrees, to the risks of both types of securities. Each Lifecycle fund is also subject to asset allocation risk. Other risks associated with the Lifecycle Funds are described below.

     In general, a fund that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual fund operates may subject it to additional, special risks. A fund that invests in bonds is subject to market risk, company risk, interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. As with stocks, operating in certain parts of the bond market may involve additional, special risks.

     Since equity securities are generally more volatile than fixed-income securities, the Lifecycle Funds’ overall level of risk should be higher than that of a fund investing solely in fixed-income securities, but lower than that of a fund investing solely in equity securities. Each Lifecycle fund will invest a smaller proportion of its assets in equities as its target retirement date approaches, and thus each fund’s overall level of risk should gradually decline.

     As with all mutual fund investments, an investor could lose money by investing in a Lifecycle fund. For a full explanation of the Lifecycle Funds’ risks, please see the prospectus.

Asset allocation risk is the risk that a fund that invests in other funds may not be able to invest according to its target allocations due to fluctuations in the value of the underlying funds, and that the selection of underlying funds and the allocations among them will result in the fund’s underperformance versus similar funds and/or will cause an investor to lose money.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

8 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market mis-prices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because it is involved in a reorganization and/or some other special situation.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth investing or value investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 9

Important information about expenses

Shareholders in the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses. These include fees for the Lifecycle Funds and fees for the underlying funds; each Lifecycle fund indirectly bears its pro rata share of fees and expenses incurred by the underlying funds.

The examples that appear on page 11 are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on October 1, 2005, and held for six months until March 31, 2006.

Actual expenses

The first line of the two lines listed for each fund in the table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in each fund’s entry in the table shows a hypothetical fund value and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses, which is not the actual return of any of the individual funds.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

DISCUSSION

Retirement Class
Expense examples—for the six months ended March 31, 2006

	Starting fund value	Ending fund value‡	Expenses paid*†
	(10/1/05)	(3/31/06)	(10/1/05–3/31/06)

2010 Fund actual return	$1,000.00	$1,034.84	$3.16
5% annual hypothetical return	1,000.00	1,021.79	3.14

2015 Fund actual return	$1,000.00	$1,041.67	$3.23
5% annual hypothetical return	1,000.00	1,021.73	3.20

2020 Fund actual return	$1,000.00	$1,046.76	$3.24
5% annual hypothetical return	1,000.00	1,021.73	3.20

2025 Fund actual return	$1,000.00	$1,052.55	$3.25
5% annual hypothetical return	1,000.00	1,021.73	3.20

2030 Fund actual return	$1,000.00	$1,058.64	$3.26
5% annual hypothetical return	1,000.00	1,021.73	3.20

2035 Fund actual return	$1,000.00	$1,064.83	$3.27
5% annual hypothetical return	1,000.00	1,021.73	3.20

2040 Fund actual return	$1,000.00	$1,069.92	$3.28
5% annual hypothetical return	1,000.00	1,021.73	3.20

*	“Expenses paid” includes the funds’ pro rata share of the underlying funds’ expenses, which the Lifecycle Funds bear indirectly through the underlying funds in which each Lifecycle fund invests. The amount shown is based on the fund’s actual expense ratio for the most recent fiscal half year. For that period, the 2010 Fund’s annualized six-month expense ratio was 0.62%; the expense ratio for the other Lifecycle Funds was 0.63%. These expense ratios and the performance returns of the funds reflect an agreement by the funds’ adviser to waive its fees and to reimburse the funds for other expenses through September 30, 2007. Without these waivers and reimbursements, the funds’ expenses would have been higher, and their performance lower.
†	Effective February 1, 2006, the funds implemented a new investment management agreement and other arrangements. Underthe new arrangements, the net annual operating expense ratio for the 2010 Fund after reimbursements and waivers is 0.66%;the expense ratio for the other Lifecycle Funds after reimbursements and waivers is 0.68%. If these new expense ratios hadbeen in effect during the most recent fiscal half-year, fund expenses and ending fund values during that period on a startingfund value of $1,000 would have been as follows:
2010 Fund: Expenses paid: $3.36, ending fund value: $1,034.64
2015 Fund: Expenses paid: $3.48, ending fund value: $1,041.42
2020 Fund: Expenses paid: $3.49, ending fund value: $1,046.51
2025 Fund: Expenses paid: $3.49, ending fund value: $1,052.31
2030 Fund: Expenses paid: $3.51, ending fund value: $1,058.39
2035 Fund: Expenses paid: $3.52, ending fund value: $1,064.58
2040 Fund: Expenses paid: $3.52, ending fund value: $1,069.68
‡	“Ending fund value” for the hypothetical example would be $1,025.00 before expenses. The table shows the value after thesubtraction of expenses in order to be comparable with the ending fund value shown for the funds’ actual returns.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 11

An introduction to the Lifecycle Funds

The Lifecycle Funds are designed to provide an investor with a single diversified portfolio managed with the investor’s target retirement date in mind.

     Each Lifecycle fund invests in seven underlying stock and bond funds offered by the TIAA-CREF Institutional Mutual Funds. Funds intended for investors retiring sooner are more conservative, with larger holdings in underlying funds that invest in bonds and smaller holdings in stock funds. Funds intended for investors retiring in later years are more aggressive, with larger stock fund allocations and smaller bond fund allocations.

     Each Lifecycle fund’s allocation will gradually change over time, becoming more conservative as the investor approaches retirement. The Lifecycle Funds are suited for investors who do not wish to select the mix of funds for their retirement portfolios and who instead prefer to leave such decisions to professional money managers. The funds are also suitable for investors seeking broad exposure to the stock and bond markets. However, it is important to keep in mind that there is no guarantee that an investor’s objectives will be met.

Diversifying retirement assets

The seven underlying funds used by the Lifecycle Funds include four U.S. stock funds, an international stock fund and two bond funds. The stock funds invest in equities of different sizes (large-, mid- and small-capitalization companies), locations (United States and abroad) and investing styles (growth and value). The bond funds invest in bonds from several types of issuers and a range of maturity dates.

     Because different kinds of investments tend to do well at different times, the diversification provided by spreading the Lifecycle Funds’ investments among various underlying stock and bond funds can help control an investor’s risk. However, diversification does not guarantee against loss.

Keeping target allocations on track

The Lifecycle Funds provide the additional convenience of regular rebalancing among underlying funds to maintain each fund’s target retirement allocation. This is done periodically or whenever the percentages of the underlying funds exceed preset limits. Like diversification, rebalancing can help reduce the risk of a portfolio. However, rebalancing does not protect against loss or guarantee that your financial goals will be met.

12 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Why do the funds use composite benchmarks?

Mutual funds use benchmarks—groups of securities, such as the Russell 3000® Index or the S&P 500® Index—against which the funds’ performance can be measured and compared.

     Because each of the Lifecycle Funds invests in a wide range of equity and fixed-income funds, a single benchmark does not provide a meaningful basis of comparison. Instead, for each fund, we use a composite benchmark that combines the returns of the benchmarks of the fund’s seven underlying funds, according to the fund’s target allocations.

     For example, the 2010 Fund has a target allocation of 26.5% to the Bond Fund; that fund’s benchmark is the Lehman Brothers U.S. Aggregate Index. Therefore, 26.5% of the return of the 2010 Fund’s composite benchmark is based on the return of the Lehman index. The Lifecycle Funds’ underlying funds and their individual benchmarks are:

  Growth Equity Fund: The Russell 1000® Growth Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies.
  The Russell 1000 Growth Index measures those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates.
  Large-Cap Value Fund: The Russell 1000 Value Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies.
  The Russell 1000 Value Index measures those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates.
  Small-Cap Equity Fund: The Russell 2000® Index, which measures the stocks of the 2,000 smallest companies in the Russell 3000 Index.
  International Equity Fund: The Morgan Stanley Capital International EAFE® Index, which measures the performance of leading stocks in 21 developed nations outside North America.
  Real Estate Securities Fund: The Dow Jones Wilshire Real Estate Securities Index, which measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies.
  Bond Fund: The Lehman Brothers U.S. Aggregate Index, which measures the performance of the U.S. investment-grade, fixed-rate bond market.
  Inflation-Linked Bond Fund: The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index, which measures the performance of inflation-indexed securities issued by the U.S. government with at least one year to maturity.

Russell 1000, 2000 and 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc. EAFE stands for Europe, Australasia and Far East. S&P 500 is a registered trademark and service mark of McGraw-Hill Companies, Inc. You cannot invest directly in these indexes.
2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 13

Investment results of the Lifecycle Funds

Performance in the six months
ended March 31, 2006

All seven Retirement Class Lifecycle Funds outperformed their benchmarks during the period, with returns ranging from 3.80% for the 2010 Fund to 7.32% for the 2040 Fund. The following pages provide detailed performance information for each fund.

First-quarter rally propels stocks

The Russell 3000® Index, which measures the broad U.S. stock market, gained 7.46% for the six months. Hampered by a brief but pronounced downturn in the U.S. economy in the wake of two horrific hurricanes, the Russell rose only 2.04% in the fourth quarter of 2005. Economic growth accelerated in the first quarter of 2006, with employment on the rise and consumer and business spending still strong.

     Investor preference for international stocks over U.S. issues continued in the six-month period: the Morgan Stanley EAFE® Index, which measures the 21 largest markets outside of North America, jumped 13.86% in dollar terms.

Rising rates weigh on market

In February, Ben Bernanke assumed his post as the new chairman of the Federal Reserve, but there was no break in the Fed’s credit-tightening policy; in March, it announced another quarter-point increase in the federal funds rate—the last of four during the period. (This is the rate that U.S. banks charge one another for overnight loans.) On March 31, 2006, the federal funds rate stood at 4.75% —its highest level since April 2001.

     The yield on 10-year Treasury notes, which serve as a benchmark for much of the bond market, climbed to 4.85%, from 4.32% at the end of September. Since yields and prices move in opposite directions, bond prices declined during the period.

     However, bonds’ total return includes interest income as well as bonds’ market value, and interest income softened the effects of falling prices. As a result, the Lehman Brothers U.S. Aggregate Index, which measures the U.S. investment-grade bond market, returned –0.06% for the six months. Higher interest rates also led investors to demand higher yields for inflation-linked securities, resulting in lower prices for these bonds. Consequently, the Lehman Brothers U.S. TIPS Index returned –2.14% for the period.

Funds top their composite benchmarks

The Retirement Class of the Lifecycle Funds beat its composite benchmarks in both the fourth quarter of 2005 and the first quarter of 2006. Total outperformance for the six months ranged from 0.21 to 0.52 of a percentage point.

14 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

DISCUSSION

     The performance of each Lifecycle fund, relative to the return of its composite benchmark, depends on how each of that Lifecycle fund’s seven underlying funds performs relative to its own benchmark.

     Results were helped most by the strong showings of the Large-Cap Value Fund and the International Equity Fund.

     During the six months, the Large-Cap Value Fund gained 10.18%, while its benchmark, the Russell 1000® Value Index, returned 7.27%. The fund benefited from successful out-of-benchmark stock selections such as semiconductor manufacturer Atmel and two network providers: Brocade Communications and Ciena. Overweight holdings in JDS Uniphase, a fiber optics company, and in New Century Financial, a real estate investment trust, also boosted performance.

     The International Equity Fund advanced 15.85%, versus 13.86% for its benchmark, the Morgan Stanley EAFE Index. In this case, positions in numerous outperforming stocks including Dutch electrical parts maker Hagemeyer and Deutsche Postbank lifted returns well above the benchmark.

     The largest detractor from relative performance was the Real Estate Securities Fund, which lagged its benchmark by more than three and one-half percentage points although it did post a 15.10% gain. The fund was hampered by holdings in the mortgage REIT (real estate investment trust) sector. Mortgage REITs are not included in the benchmark.

     Also during the period, the Bond Fund’s –0.16% return slightly trailed its benchmark, while the Inflation-Linked Bond Fund’s –2.16% return closely tracked that of its benchmark. The Small-Cap Equity Fund gained 15.27%, but it had a modest effect on performance, given its small weighting in each Lifecycle fund.

Equity exposure boosts results

Each Lifecycle fund’s performance differs from that of the overall U.S. stock or bond market depending on that fund’s allocations among these and other types of assets.

     Given the robust equity markets and disappointing fixed-income markets of the past six months, Lifecycle funds with target retirement dates farther into the future—and thus with a larger percentage of stocks—posted higher returns than those funds with nearer retirement dates and a smaller percentage of stocks. (For a more detailed explanation of how the funds are managed, please see page 12.)

     The Lifecycle Funds continued to be fully invested at all times, and differences between target allocations and actual underlying fund allocations did not substantially affect performance.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 15

2010 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2010 Fund
Retirement Class	8.83%	9.34%	3.80%	13.93%
Benchmark:
2010 Fund Composite Index	8.82	9.50	3.49	14.17
Benchmark components (percentage of composite index):
Lehman Brothers
U.S. TIPS Index (26.5%)	0.86	1.68	–2.14	2.47
Lehman Brothers
U.S. Aggregate Index (26.5%)	2.26	1.40	–0.06	2.04
Russell 1000® Value Index[2] (17.6%)	13.31	16.99	7.27	25.75
Russell 1000 Growth Index[2] (17.6%)	13.14	13.40	6.16	20.16
MSCI EAFE® Index[3] (5.9%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (3.0%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (2.9%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2000-2014[4]	7.08	7.19	3.87	10.67

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

16 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,393 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Inflation-Linked Bond Fund	26.5	26.5
Bond Fund	26.5	26.5
Large-Cap Value Fund	17.6	17.6
Growth Equity Fund	17.6	17.6
International Equity Fund	5.9	6.0
Real Estate
Securities Fund	3.0	2.9
Small-Cap Equity Fund	2.9	2.9

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W458
	Net assets (3/31/2006)	$18.76 million
	Combined total expense ratio	0.66%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 17

2015 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2015 Fund
Retirement Class	9.52%	10.44%	4.49%	15.61%
Benchmark:
2015 Fund Composite Index	9.89	10.54	4.28	15.76
Benchmark components (percentage of composite index):
Lehman Brothers
U.S. Aggregate Index (23.0%)	2.26	1.40	–0.06	2.04
Lehman Brothers
U.S. TIPS Index (23.0%)	0.86	1.68	–2.14	2.47
Russell 1000® Value Index[2] (20.2%)	13.31	16.99	7.27	25.75
Russell 1000 Growth Index[2] (20.2%)	13.14	13.40	6.16	20.16
MSCI EAFE® Index[3] (6.8%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (3.4%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (3.4%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2015-2029[4]	11.54	12.13	6.64	18.19

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

18 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,561 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Bond Fund	23.0	23.0
Inflation-Linked Bond Fund	23.0	22.9
Growth Equity Fund	20.2	20.3
Large-Cap Value Fund	20.2	20.2
International Equity Fund	6.8	6.8
Real Estate
Securities Fund	3.4	3.4
Small-Cap Equity Fund	3.4	3.4

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W441
	Net assets (3/31/2006)	$18.25 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 19

2020 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLTX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2020 Fund
Retirement Class	10.47%	11.37%	5.00%	17.04%
Benchmark:
2020 Fund Composite Index	10.67	11.39	4.78	17.05
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (22.1%)	13.31	16.99	7.27	25.75
Russell 1000 Growth Index[2] (22.1%)	13.14	13.40	6.16	20.16
Lehman Brothers
U.S. TIPS Index (20.5%)	0.86	1.68	–2.14	2.47
Lehman Brothers
U.S. Aggregate Index (20.5%)	2.26	1.40	–0.06	2.04
MSCI EAFE® Index[3] (7.4%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (3.7%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (3.7%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2015-2029[4]	11.54	12.13	6.64	18.19

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

20 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,704 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Large-Cap Value Fund	22.1	22.1
Growth Equity Fund	22.1	22.1
Inflation-Linked Bond Fund	20.5	20.5
Bond Fund	20.5	20.5
International Equity Fund	7.4	7.4
Real Estate
Securities Fund	3.7	3.7
Small-Cap Equity Fund	3.7	3.7

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W433
	Net assets (3/31/2006)	$12.68 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 21

2025 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLFX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2025 Fund
Retirement Class	11.27%	12.33%	5.58%	18.50%
Benchmark:
2025 Fund Composite Index	11.46	12.23	5.28	18.36
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (24.0%)	13.31	16.99	7.27	25.75
Russell 1000 Growth Index[2] (24.0%)	13.14	13.40	6.16	20.16
Lehman Brothers
U.S. TIPS Index (18.0%)	0.86	1.68	–2.14	2.47
Lehman Brothers
U.S. Aggregate Index (18.0%)	2.26	1.40	–0.06	2.04
MSCI EAFE® Index[3] (8.0%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (4.0%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (4.0%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2015-2029[4]	11.54	12.13	6.64	18.19

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

22 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,850 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Large-Cap Value Fund	24.0	24.0
Growth Equity Fund	24.0	23.9
Inflation-Linked Bond Fund	18.0	18.0
Bond Fund	18.0	18.0
International Equity Fund	8.0	8.1
Real Estate
Securities Fund	4.0	4.0
Small-Cap Equity Fund	4.0	4.0

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W425
	Net assets (3/31/2006)	$14.64 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 23

2030 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLNX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2030 Fund
Retirement Class	12.25%	12.98%	6.19%	19.51%
Benchmark:
2030 Fund Composite Index	12.24	13.09	5.78	19.67
Benchmark components (percentage of composite index):
Russell 1000® Value Index[2] (25.9%)	13.31	16.99	7.27	25.75
Russell 1000 Growth Index[2] (25.9%)	13.14	13.40	6.16	20.16
Lehman Brothers
U.S. TIPS Index (15.5%)	0.86	1.68	–2.14	2.47
Lehman Brothers
U.S. Aggregate Index (15.5%)	2.26	1.40	–0.06	2.04
MSCI EAFE® Index[3] (8.6%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (4.3%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (4.3%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2030+[4]	14.99	16.05	8.62	24.27

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

24 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,951 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Growth Equity Fund	25.9	25.9
Large-Cap Value Fund	25.9	25.8
Inflation-Linked Bond Fund	15.5	15.5
Bond Fund	15.5	15.5
International Equity Fund	8.6	8.7
Real Estate
Securities Fund	4.3	4.3
Small-Cap Equity Fund	4.3	4.3

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W417
	Net assets (3/31/2006)	$9.13 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 25

2035 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLRX
	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2035 Fund
Retirement Class	12.88%	13.99%	6.81%	21.08%
Benchmark:
2035 Fund Composite Index	13.03	13.94	6.29	20.99
Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (27.8%)	13.14	13.40	6.16	20.16
Russell 1000 Value Index[2] (27.8%)	13.31	16.99	7.27	25.75
Lehman Brothers
U.S. Aggregate Index (13.0%)	2.26	1.40	–0.06	2.04
Lehman Brothers
U.S. TIPS Index (13.0%)	0.86	1.68	–2.14	2.47
MSCI EAFE® Index[3] (9.2%)	24.41	27.08	13.86	41.89
Dow Jones Wilshire
Real Estate Securities Index (4.6%)	40.69	31.13	18.82	48.55
Russell 2000® Index[2] (4.6%)	25.85	24.55	15.23	37.80
Peer group:
Morningstar Target-Date 2030+[4]	14.99	16.05	8.62	24.27

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

26 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,108 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Growth Equity Fund	27.8	27.7
Large-Cap Value Fund	27.8	27.7
Bond Fund	13.0	13.0
Inflation-Linked Bond Fund	13.0	13.0
International Equity Fund	9.2	9.3
Real Estate
Securities Fund	4.6	4.7
Small-Cap Equity Fund	4.6	4.6

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W391
	Net assets (3/31/2006)	$7.32 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 27

2040 Fund |	Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of March 31, 2006			Ticker symbol: TCLOX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
		since		since
	1 year	inception[1]	6 months	inception[1]

2040 Fund
Retirement Class	13.85%	14.77%	7.32%	22.28%
Benchmark:
2040 Fund Composite Index	13.82	14.80	6.80	22.33
Benchmark components (percentage of composite index):
Russell 1000® Growth Index[2] (29.6%)	13.14	13.40	6.16	20.16
Russell 1000 Value Index[2] (29.6%)	13.31	16.99	7.27	25.75
Lehman Brothers
U.S. Aggregate Index (10.5%)	2.26	1.40	–0.06	2.04
Lehman Brothers
U.S. TIPS Index (10.5%)	0.86	1.68	–2.14	2.47
MSCI EAFE® Index[3] (9.9%)	24.41	27.08	13.86	41.89
Russell 2000® Index[2] (5.0%)	25.85	24.55	15.23	37.80
Dow Jones Wilshire
Real Estate Securities Index (4.9%)	40.69	31.13	18.82	48.55
Peer group:
Morningstar Target-Date 2030+[4]	14.99	16.05	8.62	24.27

*	The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

28 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,228 as of March 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Asset allocation (as of 3/31/2006)

		Total
	Target	portfolio
	allocation	investments
Underlying funds	(%)	(%)

Growth Equity Fund	29.6	29.6
Large-Cap Value Fund	29.6	29.5
Bond Fund	10.5	10.5
Inflation-Linked Bond Fund	10.5	10.5
International Equity Fund	9.9	10.0
Small-Cap Equity Fund	5.0	5.0
Real Estate
Securities Fund	4.9	4.9

Total	100.0	100.0

Fund facts

Inception date
	Retirement Class	10/15/2004
	CUSIP	87244W383
	Net assets (3/31/2006)	$5.54 million
	Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses.

Target allocation (as of 3/31/2006)

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 29

2025 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	462,768	4,562,890	24.32%
TIAA-CREF Institutional Growth Equity Fund	42,981	3,019,786	16.10
TIAA-CREF Institutional Inflation-Linked Bond Fund	454,011	4,558,273	24.30
TIAA-CREF Institutional International Equity Fund	78,602	1,015,538	5.41
TIAA-CREF Institutional Large-Cap Value Fund	199,710	3,023,606	16.12
TIAA-CREF Institutional Real Estate Securities Fund	34,655	504,926	2.69
TIAA-CREF Institutional Small-Cap Equity Fund	30,391	506,016	2.70

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,112,448)	17,191,035	91.64

TOTAL PORTFOLIO	(Cost $17,112,448)	17,191,035	91.64%
OTHER ASSETS & LIABILITIES, NET		1,569,106	8.36

NET ASSETS		18,760,141	100.00%

30 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

2015 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	423,113	$4,171,899	22.86%
TIAA-CREF Institutional Growth Equity Fund	497,529	3,666,789	20.09
TIAA-CREF Institutional Inflation-Linked Bond Fund	415,030	4,166,900	22.83
TIAA-CREF Institutional International Equity Fund	94,831	1,225,218	6.71
TIAA-CREF Institutional Large-Cap Value Fund	241,008	3,648,855	20.00
TIAA-CREF Institutional Real Estate Securities Fund	42,189	614,696	3.37
TIAA-CREF Institutional Small-Cap Equity Fund	37,022	616,417	3.38

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,948,395)	18,110,774	99.24

TOTAL PORTFOLIO	(Cost $17,948,395)	18,110,774	99.24%
OTHER ASSETS & LIABILITIES, NET		139,313	0.76

NET ASSETS		$18,250,087	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 31

2020 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	261,007	$2,573,526	20.30%
TIAA-CREF Institutional Growth Equity Fund	375,390	2,766,623	21.83
TIAA-CREF Institutional Inflation-Linked Bond Fund	256,070	2,570,940	20.28
TIAA-CREF Institutional International Equity Fund	71,392	922,386	7.28
TIAA-CREF Institutional Large-Cap Value Fund	182,984	2,770,378	21.86
TIAA-CREF Institutional Real Estate Securities Fund	31,773	462,930	3.65
TIAA-CREF Institutional Small-Cap Equity Fund	27,851	463,705	3.66

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $12,352,618)	12,530,488	98.86

TOTAL PORTFOLIO	(Cost $12,352,618)	12,530,488	98.86%
OTHER ASSETS & LIABILITIES, NET		144,685	1.14

NET ASSETS		$12,675,173	100.00%

32 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

2025 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	244,373	$2,409,520	16.46%
TIAA-CREF Institutional Growth Equity Fund	434,023	3,198,752	21.85
TIAA-CREF Institutional Inflation-Linked Bond Fund	239,750	2,407,087	16.44
TIAA-CREF Institutional International Equity Fund	82,818	1,070,007	7.31
TIAA-CREF Institutional Large-Cap Value Fund	211,557	3,202,976	21.88
TIAA-CREF Institutional Real Estate Securities Fund	36,731	535,166	3.66
TIAA-CREF Institutional Small-Cap Equity Fund	32,206	536,228	3.66

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $13,095,331)	13,359,736	91.26

TOTAL PORTFOLIO	(Cost $13,095,331)	13,359,736	91.26%
OTHER ASSETS & LIABILITIES, NET		1,280,139	8.74

NET ASSETS		$14,639,875	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 33

2030 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	139,842	$1,378,840	15.11%
TIAA-CREF Institutional Growth Equity Fund	310,998	2,292,054	25.12
TIAA-CREF Institutional Inflation-Linked Bond Fund	137,196	1,377,443	15.09
TIAA-CREF Institutional International Equity Fund	59,463	768,259	8.42
TIAA-CREF Institutional Large-Cap Value Fund	151,260	2,290,075	25.10
TIAA-CREF Institutional Real Estate Securities Fund	26,443	385,272	4.22
TIAA-CREF Institutional Small-Cap Equity Fund	23,127	385,070	4.22

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $8,634,348)	8,877,013	97.28

TOTAL PORTFOLIO	(Cost $8,634,348)	8,877,013	97.28%
OTHER ASSETS & LIABILITIES, NET		248,264	2.72

NET ASSETS		$9,125,277	100.00%

34 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

2035 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	94,371	$930,493	12.72%
TIAA-CREF Institutional Growth Equity Fund	268,259	1,977,069	27.02
TIAA-CREF Institutional Inflation-Linked Bond Fund	92,585	929,555	12.71
TIAA-CREF Institutional International Equity Fund	51,299	662,778	9.06
TIAA-CREF Institutional Large-Cap Value Fund	130,734	1,979,305	27.06
TIAA-CREF Institutional Real Estate Securities Fund	22,727	331,127	4.53
TIAA-CREF Institutional Small-Cap Equity Fund	19,911	331,508	4.53

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $6,877,242)	7,141,835	97.63

TOTAL PORTFOLIO	(Cost $6,877,242)	7,141,835	97.63%
OTHER ASSETS & LIABILITIES, NET		173,476	2.37

NET ASSETS		$7,315,311	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 35

2040 Fund |	Portfolio of investments (unaudited) March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	57,367	$564,264	10.18%
TIAA-CREF Institutional Growth Equity Fund	215,223	1,586,194	28.63
TIAA-CREF Institutional Inflation-Linked Bond Fund	56,145	563,690	10.17
TIAA-CREF Institutional International Equity Fund	40,844	527,708	9.52
TIAA-CREF Institutional Large-Cap Value Fund	104,912	1,588,366	28.67
TIAA-CREF Institutional Real Estate Securities Fund	18,218	265,439	4.79
TIAA-CREF Institutional Small-Cap Equity Fund	15,968	265,866	4.80

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $5,144,820)	5,361,527	96.76

TOTAL PORTFOLIO	(Cost $5,144,820)	5,361,527	96.76%
OTHER ASSETS & LIABILITIES, NET		179,387	3.24

NET ASSETS		$5,540,914	100.00%

36 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 37

Statements of assets and liabilities (unaudited) |	TIAA-CREF lifecycle Funds March 31, 2006

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

ASSETS
Portfolio investments affiliated, at cost	$17,112,448	$17,948,395	$12,352,618	$13,095,331	$8,634,348	$6,877,242	$5,144,820
Net unrealized appreciation of portfolio investments	78,587	162,379	177,870	264,405	242,665	264,593	216,707

Portfolio investments affiliated, at value	17,191,035	18,110,774	12,530,488	13,359,736	8,877,013	7,141,835	5,361,527
Cash	237	709	1,693	52	125	124	—
Receivable from Fund shares sold	1,682,700	176,454	325,000	1,424,683	270,130	220,918	293,427

Total assets	18,873,972	18,287,937	12,857,181	14,784,471	9,147,268	7,362,877	5,654,954

LIABILITIES
Due to investment advisor	5,831	5,850	4,008	4,596	2,991	2,567	1,947
Due to custodian	—	—	—	—	—	—	94
Payable for securities transactions	108,000	32,000	178,000	140,000	19,000	44,999	111,999

Total liabilities	113,831	37,850	182,008	144,596	21,991	47,566	114,040

NET ASSETS	$18,760,141	$18,250,087	$12,675,173	$14,639,875	$9,125,277	$7,315,311	$5,540,914

NET ASSETS CONSIST OF:
Paid-in-capital	18,508,854	17,929,606	12,409,380	14,269,555	8,808,262	6,984,695	5,267,188
Accumulated undistributed
net investment income	136,707	161,767	88,157	105,317	73,696	64,658	49,290
Accumulated net realized gain (loss) on total investments	35,993	(3,665)	(234)	598	654	1,365	7,729
Accumulated net unrealized appreciation on total
investments	78,587	162,379	177,870	264,405	242,665	264,593	216,707

NET ASSETS	$18,760,141	$18,250,087	$12,675,173	$14,639,875	$9,125,277	$7,315,311	$5,540,914

Outstanding shares of beneficial interest, unlimited shares authorized
($0.0001 par value)	1,748,605	1,686,502	1,158,353	1,327,602	823,171	654,019	491,703
Net asset value per share	$10.73	$10.82	$10.94	$11.03	$11.09	$11.19	$11.27

38 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 39

Statements of operations (unaudited) |	TIAA-CREF lifecycle Funds For the Six Months Ended March 31, 2006

	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund

INVESTMENT INCOME
Dividends	$140,986	$150,907	$84,011	$96,126	$64,686	$54,421	$39,854

Total Income	140,986	150,907	84,011	96,126	64,686	54,421	39,854

EXPENSES
Investment management fees	2,306	2,569	1,447	1,765	1,302	1,149	888
12b-1 fees	1,153	1,284	724	883	651	575	444
Service agreement fees	7,150	7,964	4,487	5,473	4,036	3,561	2,752
Other	6,717	6,776	4,631	5,327	3,462	2,977	2,255

Net expenses	17,326	18,593	11,289	13,448	9,451	8,262	6,339

Net investment income	123,660	132,314	72,722	82,678	55,235	46,159	33,515

NET REALIZED AND UNREALIZED
GAIN ON TOTAL INVESTMENTS
Net realized gain on:
Portfolio investments	42,670	24	4,202	1,588	1,638	2,207	9,456
Underlying Fund distributions	156,582	193,189	111,837	140,723	104,116	96,237	76,886

Net realized gain on total investments	199,252	193,213	116,039	142,311	105,754	98,444	86,342

Net change in unrealized appreciation
on total investments	26,514	103,217	103,443	150,909	135,737	149,843	121,229

Net realized and unrealized gain on total investments	225,766	296,430	219,482	293,220	241,491	248,287	207,571

Net increase in net assets resulting from operations	$349,426	$428,744	$292,204	$375,898	$296,726	$294,446	$241,086

40 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 41

Statements of changes in net assets | TIAA-CREF Lifecycle Funds

	2010 Fund		2015 Fund		2020 Fund

		For the Period		For the Period		For the Period
		October 4, 2004		October 4, 2004		October 4, 2004
	For the Six	(commencement	For the Six	(commencement	For the Six	(commencement
	Months Ended	of operations) to	Months Ended	of operations) to	Months Ended	of operations) to
	March 31, 2006	September 30, 2005	March 31, 2006	September 30, 2005	March 31, 2006	September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$123,660	$58,272	$132,314	$96,147	$72,722	$36,725
Net realized gain on total investments	199,252	40,379	193,213	100,798	116,039	32,702
Net change in unrealized appreciation
on total investments	26,514	52,073	103,217	59,162	103,443	74,427

Net increase from operations	349,426	150,724	428,744	256,107	292,204	143,854

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(181,201)	(50,158)	(211,423)	(108,063)	(118,159)	(38,635)
From realized gain on total investments	(17,514)	(139)	(44,989)	(138)	(13,475)	(131)

Total distributions	(198,715)	(50,297)	(256,412)	(108,201)	(131,634)	(38,766)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	—	1,000,000	—	1,000,000	—	1,000,000
Subscriptions	17,011,633	2,805,658	12,443,056	4,398,448	9,779,388	1,883,737
Reinvestment of distributions	198,715	50,297	251,459	108,201	124,198	38,766
Redemptions	(2,371,161)	(186,139)	(244,886)	(26,429)	(263,401)	(153,173)

Net increase from shareholder transactions	14,839,187	3,669,816	12,449,629	5,480,220	9,640,185	2,769,330

Net increase in net assets	14,989,898	3,770,243	12,621,961	5,628,126	9,800,755	2,874,418

NET ASSETS
Beginning of period	$3,770,243	$—	$5,628,126	$—	$2,874,418	$—

End of period	$18,760,141	$3,770,243	$18,250,087	$5,628,126	$12,675,173	$2,874,418

Undistributed net investment income
included in net assets	$136,707	$37,666	$161,767	$47,687	$88,157	$21,757

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	355,446	—	527,835	—	268,395	—

Seed money shares sold	—	100,000	—	100,000	—	100,000
Shares sold	1,595,904	268,457	1,157,763	419,973	902,745	179,051
Shares issued in reinvestment of distributions	18,836	4,888	23,723	10,444	11,629	3,738
Shares redeemed	(221,581)	(17,899)	(22,819)	(2,582)	(24,416)	(14,394)

Net increase in shares outstanding	1,393,159	355,446	1,158,667	527,835	889,958	268,395

Shares outstanding, end of period	1,748,605	355,446	1,686,502	527,835	1,158,353	268,395

42 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 43

Statements of changes in net assets | TIAA-CREF Lifecycle Funds

	2025 Fund		2030 Fund		2035 Fund

		For the Period		For the Period		For the Period
		October 4, 2004		October 4, 2004		October 4, 2004
	For the Six	(commencement	For the Six	(commencement	For the Six	(commencement
	Months Ended	of operations) to	Months Ended	of operations) to	Months Ended	of operations) to
	March 31, 2006	September 30, 2005	March 31, 2006	September 30, 2005	March 31, 2006	September 30, 2005

	(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$82,678	$46,382	$55,235	$28,186	$46,159	$24,569
Net realized gain on total investments	142,311	44,905	105,754	32,356	98,444	34,477
Net change in unrealized appreciation
on total investments	150,909	113,496	135,737	106,928	149,843	114,750

Net increase from operations	375,898	204,783	296,726	167,470	294,446	173,796

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(146,877)	(47,277)	(101,372)	(34,285)	(89,835)	(35,480)
From realized gain on total investments	(16,232)	(123)	(11,540)	(112)	(12,338)	(101)

Total distributions	(163,109)	(47,400)	(112,912)	(34,397)	(102,173)	(35,581)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	—	1,000,000	—	1,000,000	—	1,000,000
Subscriptions	10,386,712	2,921,048	5,967,086	1,890,361	4,378,663	1,571,535
Reinvestment of distributions	162,734	47,400	108,961	34,300	102,171	35,581
Redemptions	(217,026)	(31,165)	(151,625)	(40,693)	(71,010)	(32,117)

Net increase from shareholder transactions	10,332,420	3,937,283	5,924,422	2,883,968	4,409,824	2,574,999

Net increase in net assets	10,545,209	4,094,666	6,108,236	3,017,041	4,602,097	2,713,214

NET ASSETS
Beginning of period	$4,094,666	$—	$3,017,041	$—	$2,713,214	$—

End of period	$14,639,875	$4,094,666	$9,125,277	$3,017,041	$7,315,311	$2,713,214

Undistributed net investment income
included in net assets	$105,317	$28,793	$73,696	$15,717	$64,658	$12,097

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	380,771	—	280,996	—	251,606	—

Seed money shares sold	—	100,000	—	100,000	—	100,000
Shares sold	951,532	279,165	545,773	181,689	399,405	151,289
Shares issued in reinvestment of distributions	15,152	4,562	10,126	3,292	9,452	3,405
Shares redeemed	(19,853)	(2,956)	(13,724)	(3,985)	(6,444)	(3,088)

Net increase in shares outstanding	946,831	380,771	542,175	280,996	402,413	251,606

Shares outstanding, end of period	1,327,602	380,771	823,171	280,996	654,019	251,606

44 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 45

Statements of changes in net assets | TIAA-CREF Lifecycle Funds	concluded

	2040 Fund

		For the Period
		October 4, 2004
	For the Six	(commencement
	Months Ended	of operations) to
	March 31, 2006	September 30, 2005

	(Unaudited)

OPERATIONS
Net investment income	$33,515	$19,944
Net realized gain on total investments	86,342	34,193
Net change in unrealized appreciation
on total investments	121,229	95,478

Net increase from operations	241,086	149,615

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,295)	(37,388)
From realized gain on total investments	(11,335)	(85)

Total distributions	(79,630)	(37,473)

SHAREHOLDER TRANSACTIONS:
Seed money subscriptions	—	1,000,000
Subscriptions	3,501,450	942,176
Reinvestment of distributions	79,632	37,473
Redemptions	(268,095)	(25,320)

Net increase from shareholder transactions	3,312,987	1,954,329

Net increase in net assets	3,474,443	2,066,471

NET ASSETS
Beginning of period	$2,066,471	$—

End of period	$5,540,914	$2,066,471

Undistributed net investment income
included in net assets	$49,290	$7,184

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	191,203	—

Seed money shares sold	—	100,000
Shares sold	317,242	90,070
Shares issued in reinvestment of distributions	7,333	3,579
Shares redeemed	(24,075)	(2,446)

Net increase in shares outstanding	300,500	191,203

Shares outstanding, end of period	491,703	191,203

46 |	2006 Semiannual Report TIAA-CREF Lifecycles Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Semiannual Report Retirement Class • TIAA-CREF Lifecyclel Funds	| 47

Financial highlights | TIAA-CREF Lifecycle Funds

	2010 Fund			2015 Fund

		For the Period	For the Period		For the Period	For the Period
		October 15, 2004	October 4, 2004		October 15, 2004	October 4, 2004
	For the Six	(effective date of	(commencement	For the Six	(effective date of	(commencement
	Months ended	SEC registration) to	of operations) to	Months ended	SEC registration) to	of operations) to
	March 31, 2006	September 30, 2005	September 30, 2005	March 31, 2006	September 30, 2005	September 30, 2005

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.61	$9.92	$10.00	$10.66	$9.90	$10.00

Gain from investment operations:
Net investment income (a)	0.15	0.26	0.26	0.15	0.26	0.26
Net realized and unrealized gain
on total investments	0.24	0.70	0.62	0.32	0.79	0.69

Total gain from investment operations	0.39	0.96	0.88	0.47	1.05	0.95

Less distributions from:
Net investment income	(0.25)	(0.27)	(0.27)	(0.26)	(0.29)	(0.29)
Net realized gains	(0.02)	— (d)	— (d)	(0.05)	— (d)	— (d)

Total distributions	(0.27)	(0.27)	(0.27)	(0.31)	(0.29)	(0.29)

Net asset value, end of period	$10.73	$10.61	$10.61	$10.82	$10.66	$10.66

TOTAL RETURN (b)	3.80%	9.76%	8.88%	4.49%	10.64%	9.54%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$18,760	$3,770	$3,770	$18,250	$5,628	$5,628
Ratio of expenses to average
net assets (c)	0.41%	0.46%	0.46%	0.41%	0.46%	0.46%
Ratio of net investment income
to average net assets (c)	2.76%	2.57%	2.53%	2.78%	2.57%	2.54%
Portfolio turnover rate (c)	50%	11%	11%	22%	3%	3%

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(d)	Amount represents less than $0.01 per share.

48 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 49

Financial highlights | TIAA-CREF Lifecycle Funds	continued

		2020 Fund			2025 Fund

		For the Period	For the Period		For the Period	For the Period
		October 15, 2004	October 4, 2004		October 15, 2004	October 4, 2004
	For the Six	(effective date of	(commencement	For the Six	(effective date of	(commencement
	Months ended	SEC registration) to	of operations) to	Months ended	SEC registration) to	of operations) to
	March 31, 2006	September 30, 2005	September 30, 2005	March 31, 2006	September 30, 2005	September 30, 2005

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.71	$9.89	$10.00	$10.75	$9.87	$10.00

Gain from investment operations:
Net investment income (a)	0.13	0.21	0.21	0.13	0.19	0.19
Net realized and unrealized gain
on total investments	0.40	0.91	0.80	0.46	1.01	0.88

Total gain from investment operations	0.53	1.12	1.01	0.59	1.20	1.07

Less distributions from:
Net investment income	(0.27)	(0.30)	(0.30)	(0.28)	(0.32)	(0.32)
Net realized gains	(0.03)	— (d)	— (d)	(0.03)	— (d)	— (d)

Total distributions	(0.30)	(0.30)	(0.30)	(0.31)	(0.32)	(0.32)

Net asset value, end of period	$10.94	$10.71	$10.71	$11.03	$10.75	$10.75

TOTAL RETURN (b)	5.00%	11.46%	10.24%	5.58%	12.24%	10.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$12,675	$2,874	$2,874	$14,640	$4,095	$4,095
Ratio of expenses to average
net assets (c)	0.41%	0.46%	0.46%	0.41%	0.46%	0.46%
Ratio of net investment income
to average net assets (c)	2.47%	2.11%	2.07%	2.37%	1.86%	1.83%
Portfolio turnover rate (c)	5%	12%	12%	3%	2%	2%

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(d)	Amount represents less than $0.01 per share.

50 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 51

Financial highlights | TIAA-CREF Lifecycle Funds	continued

	2030 Fund				2035 Fund

		For the Period	For the Period		For the Period	For the Period
		October 15, 2004	October 4, 2004		October 15, 2004	October 4, 2004
	For the Six	(effective date of	(commencement	For the Six	(effective date of	(commencement
	Months ended	SEC registration) to	of operations) to	Months ended	SEC registration) to	of operations) to
	March 31, 2006	September 30, 2005	September 30, 2005	March 31, 2006	September 30, 2005	September 30, 2005

	(Unaudited)			(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.74	$9.85	$10.00	$10.78	$9.83	$10.00

Gain from investment operations:
Net investment income (a)	0.12	0.17	0.17	0.12	0.16	0.16
Net realized and unrealized gain
on total investments	0.53	1.05	0.90	0.61	1.14	0.97

Total gain from investment operations	0.65	1.22	1.07	0.73	1.30	1.13

Less distributions from:
Net investment income	(0.27)	(0.33)	(0.33)	(0.28)	(0.35)	(0.35)
Net realized gains	(0.03)	— (d)	— (d)	(0.04)	— (d)	— (d)

Total distributions	(0.30)	(0.33)	(0.33)	(0.32)	(0.35)	(0.35)

Net asset value, end of period	$11.09	$10.74	$10.74	$11.19	$10.78	$10.78

TOTAL RETURN (b)	6.19%	12.55%	10.86%	6.81%	13.36%	11.43%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$9,125	$3,017	$3,017	$7,315	$2,713	$2,713
Ratio of expenses to average
net assets (c)	0.41%	0.46%	0.46%	0.41%	0.46%	0.46%
Ratio of net investment income
to average net assets (c)	2.28%	1.72%	1.68%	2.19%	1.57%	1.53%
Portfolio turnover rate (c)	1%	5%	5%	2%	5%	5%

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(d)	Amount represents less than $0.01 per share.

52 |	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF LifeCycle Funds • Retirement Class	| 53

Financial highlights | TIAA-CREF Lifecycle Funds	concluded

	2040 Fund

		For the Period	For the Period
		October 15, 2004	October 4, 2004
	For the Six	(effective date of	(commencement
	Months ended	SEC registration) to	of operations) to
	March 31, 2006	September 30, 2005	September 30, 2005

	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.81	$9.82	$10.00

Gain from investment operations:
Net investment income (a)	0.11	0.15	0.15
Net realized and unrealized gain
on total investments	0.67	1.21	1.03

Total gain from investment operations	0.78	1.36	1.18

Less distributions from:
Net investment income	(0.27)	(0.37)	(0.37)
Net realized gains	(0.05)	—(d)	—(d)

Total distributions	(0.32)	(0.37)	(0.37)

Net asset value, end of period	$11.27	$10.81	$10.81

TOTAL RETURN (b)	7.32%	13.93%	11.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
(in thousands)	$5,541	$2,066	$2,066
Ratio of expenses to average
net assets (c)	0.41%	0.46%	0.46%
Ratio of net investment income
to average net assets (c)	2.07%	1.45%	1.41%
Portfolio turnover rate (c)	11%	10%	10%

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized. The operating expense and net investment income ratios are based on the expenses and net operating investment income of the Fund and do not include the Fund’s proportional share of any expenses or net investment income from the Underlying Funds.

(d)	Amount represents less than $0.01 per share.

54 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited) |	TIAA-CREF Lifecycle Funds

Note 1—significant accounting policies

The Lifecycle Funds (the “Funds,” individually referred to as the “Fund”), comprise seven of the thirty-six Funds offered by TIAA-CREF Institutional Mutual Funds (“Underlying Funds”), a Delaware statutory trust, that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The seven Lifecycle Funds are 2010, 2015, 2020, 2025, 2030, 2035 and 2040. Each Fund offers two classes of shares: Retirement Class, which commenced operations on October 4, 2004 with a seed money investment of $1,000,000 by Teachers Insurance and Annuity Association of America (“TIAA”), and Institutional Class, which commenced operations on May 31, 2006 subsequent to the date of these financial statements with a seed money investment of $500,000 per Fund by TIAA. At March 31, 2006, TIAA had remaining seed money investment in the Retirement Class shares of the Funds as follows:

	TIAA	Percentage
	Investments	of
Fund	in Funds	Net Assets

2010	$1,130,193	6.02%
2015	1,144,512	6.27
2020	1,157,485	9.13
2025	1,169,613	7.99
2030	1,177,154	12.90
2035	1,190,200	12.78
2040	1,200,779	21.67

Each Fund is a “fund of funds” that diversifies its assets by investing in the Institutional Class shares of certain of the Underlying Funds. The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. TPIS offers the Funds’ Retirement Class shares through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans, such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Internal Revenue Code (the “Code”). They may also be offered through custody accounts established as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services to the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 55

Notes to financial statements	continued

from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

Valuation of investments: Net asset value is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the Underlying Funds is based on their net asset values as of the close of business on the valuation date.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned. Dividends and distributions from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions to shareholders: Distributions from net investment income and from realized gains, if any, are declared and paid annually for each of the Funds. Income taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Code and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreements

Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Service Agreement, each Fund pays Advisors a monthly fee based on the average daily net assets of Retirement Class shares of the Fund for providing certain administrative services related to the offering of Retirement Class shares on retirement plan platforms. The current Investment Management and Service Agreements were implemented on February 1, 2006. The Funds’ previous Investment Management and Service

56 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Notes to financial statements	continued

Agreements with Advisors terminated as of that date. Under the terms of a Distribution Plan, each Fund reimburses TPIS monthly for the promotion and distribution of its shares, based on the average daily net assets of the Retirement Class Shares of each Fund. Under the Funds’ new arrangements, Advisors and TPIS will receive the following annual percentages of each Fund’s average daily net assets attributable to Retirement Class Shares for investment management, service, and distribution fees:

Fund	Management fee[1]	Service Agreement Fee	Distribution Fee[2] (12b-1)

2010	0.10%	0.25%	0.05%
2015	0.10	0.25	0.05
2020	0.10	0.25	0.05
2025	0.10	0.25	0.05
2030	0.10	0.25	0.05
2035	0.10	0.25	0.05
2040	0.10	0.25	0.05

1	Beginning February 1, 2006, Advisors has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund through at least September 30, 2007.

2	TPIS has contractually agreed not to seek reimbursements under the Distribution Plan through at least September 30, 2007.

Total investment management fees, service agreement fees, distribution fees (12b-1) and other expenses incurred for the Retirement Class shares of each Fund for the period ended March 31, 2006 are reflected in the Statements of Operations.

Note 3—investments

At March 31, 2006, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net unrealized
	Gross unrealized	Gross unrealized	appreciation/
Fund	appreciation	depreciation	(depreciation)

2010	$282,495	$(203,908)	$78,587
2015	397,589	(235,210)	162,379
2020	304,922	(127,052)	177,870
2025	396,358	(131,953)	264,405
2030	318,840	(76,176)	242,664
2035	320,262	(55,669)	264,593
2040	249,064	(32,357)	216,707

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 57

Notes to financial statements	continued

The following is information about the holdings of the TIAA-CREF Lifecycle Funds in the TIAA-CREF Institutional Mutual Funds—Institutional Class as of March 31, 2006:

			Inflation-		Large-	Real	Small-
		Growth	Linked		Cap	Estate	Cap
	Bond	Equity	Bond	International	Value	Securities	Equity
	Fund	Fund	Fund	Equity Fund	Fund	Fund	Fund

Number of shares
in Underlying Funds:
2010	462,768	42,981	454,011	78,602	199,710	34,655	30,391
2015	423,113	497,529	415,030	94,831	241,008	42,189	37,022
2020	261,007	375,390	256,070	71,392	182,984	31,773	27,851
2025	244,373	434,023	239,750	82,818	211,557	36,731	32,206
2030	139,842	310,998	137,196	59,463	151,260	26,443	23,127
2035	94,371	268,259	92,585	51,299	130,734	22,727	19,911
2040	57,367	215,223	56,145	40,844	104,912	18,218	15,968
% of total shares
outstanding in the
Underlying Funds:
2010	0.28%	0.22%	1.23%	0.14%	1.16%	0.20%	0.41%
2015	0.26	2.54	1.12	0.17	1.40	0.24	0.50
2020	0.16	1.92	0.69	0.13	1.07	0.18	0.38
2025	0.15	2.21	0.65	0.15	1.23	0.21	0.44
2030	0.08	1.59	0.37	0.11	0.88	0.15	0.31
2035	0.06	1.37	0.25	0.09	0.76	0.13	0.27
2040	0.03	1.10	0.15	0.07	0.61%	0.10	0.22

Purchases and sales of securities, other than short-term money market instruments, for the Funds, for the six months ended March 31, 2006, were as follows:

	Non-Government	Non-Government
Fund	Purchases	Sales

2010	$15,891,659	$2,229,094
2015	13,525,393	1,070,298
2020	9,767,853	142,000
2025	9,333,842	116,001
2030	5,864,808	24,998
2035	4,429,650	33,000
2040	3,435,735	173,003

58 |	2006 Semiannual Report TIAA-CREF Lifecycle Funds • Retirement Class

Notes to financial statements	concluded

Note 4—trustee fees

Each Fund pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the six months ended March 31, 2006 are reflected in the statement of operations.

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the period ended September 30, 2005 was as follows:

	Ordinary	Long-term
Fund	income	capital gain	Total

2010	$ 50,158	$139	$50,297
2015	108,063	138	108,201
2020	38,635	131	38,766
2025	47,277	123	47,400
2030	34,285	112	34,397
2035	35,480	101	35,581
2040	37,388	85	37,473

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

2006 Semiannual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 59

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HOW TO REACH US

TIAA-CREF WEBSITE	PLANNING AND SERVICE CENTER
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information and transactions, product	and life insurance
descriptions, and information about invest-	800 223-1200
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www.tiaa-cref.org
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS
AUTOMATED TELEPHONE SERVICE
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800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week	Asset management, trust administration,
estate planning, planned giving and
TELEPHONE COUNSELING CENTER	endowment management
Retirement saving and planning, income
options and payments, and tax reporting	888 842-9001
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800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday	TIAA-CREF TUITION FINANCING, INC.
9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity

Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF),
New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C35653	A11014 5/06

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 842-2776 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

	|	TIAA-CREF Institutional Mutual Funds
Statements of assets and liabilities (unaudited)		March 31, 2006

	Large-Cap	Managed	High-Yield	Bond Plus	Tax-Exempt	Short-Term
	Growth Fund	Allocation Fund II	Fund II	Fund II	Bond Fund II	Bond Fund II

ASSETS
Receivable from Fund shares sold	$10,000,000	$3,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

Total assets	10,000,000	3,000,000	50,000,000	50,000,000	50,000,000	50,000,000

NET ASSETS	$10,000,000	$3,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000
NET ASSETS CONSIST OF:
Paid-in-capital	$10,000,000	$3,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

NET ASSETS	$10,000,000	$3,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

TOTAL SHARES OUTSTANDING	1,000,000	300,000	5,000,000	5,000,000	5,000,000	5,000,000

RETIREMENT CLASS:
Net assets	$500,000	$500,000	$500,000	$500,000	$—	$500,000
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	50,000	50,000	50,000	50,000	—	50,000
Net asset value per share	$10.00	$10.00	$10.00	$10.00	$—	$10.00

INSTITUTIONAL CLASS:
Net assets	$9,000,000	$2,000,000	$49,000,000	$49,000,000	$49,500,000	$49,000,000
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	900,000	200,000	4,900,000	4,900,000	4,950,000	4,900,000
Net asset value per share	$10.00	$10.00	$10.00	$10.00	10.00	$10.00

RETAIL CLASS:
Net assets	$500,000	$500,000	$500,000	$500,000	$500,000	$500,000
Outstanding shares of beneficial interest, unlimited
shares authorized ($.0001 par value)	50,000	50,000	50,000	50,000	50,000	50,000
Net asset value per share	$10.00	$10.00	$10.00	$10.00	10.00	$10.00

2 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 3

	|	TIAA-CREF Institutional Mutual Funds
Statements of operations (unaudited)		For the Period Ended March 31, 2006

	Large-Cap Growth Fund	Managed Allocation Fund II	High-Yield Fund II	Bond Plus Fund II	Tax-Exempt Bond Fund II	Short-Term Bond Fund II

INVESTMENT INCOME	$—	$—	$—	$—	$—	$—
EXPENSES	—	—	—	—	—	—

Net investment income	—	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN
ON TOTAL INVESTMENTS
Net realized gain on total investments	—	—	—	—	—	—
Net change in unrealized appreciation on total investments	—	—	—	—	—	—

Net realized and unrealized gain on total investments	—	—	—	—	—	—

Net increase in net assets resulting from operations	$—	$—	$—	$—	$—	$—

4 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 5

	|	TIAA-CREF Institutional Mutual Funds
Statements of changes in net assets (unaudited)		For the One Day Period Ended March 31, 2006

	Large-Cap Growth Fund	Managed Allocation Fund II	High-Yield Fund II	Bond Plus Fund II	Tax-Exempt Bond Fund II	Short-Term Bond Fund II

CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Net realized gain on total investments	—	—	—	—	—	—
Net change in unrealized appreciation
on total investments	—	—	—	—	—	—

Net increase from operations	—	—	—	—	—	—

SHAREHOLDER TRANSACTIONS
Seed money subscriptions - Retirement Class	500,000	500,000	500,000	500,000	—	500,000
Seed money subscriptions - Institutional Class	9,000,000	2,000,000	49,000,000	49,000,000	49,500,000	49,000,000
Seed money subscriptions - Retail Class	500,000	500,000	500,000	500,000	500,000	500,000

Net increase from shareholder transactions	10,000,000	3,000,000	50,000,000	50,000,000	50,000,000	50,000,000

Net increase in net assets	10,000,000	3,000,000	50,000,000	50,000,000	50,000,000	50,000,000

NET ASSETS
Beginning of period	—	—	—	—	—	—

End of period	$10,000,000	$3,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

6 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 7

Financial highlights	|	TIAA-CREF Institutional Mutual Funds

		Large-Cap Growth Fund

	Retirement Class	Instititutional Class	Retail Class

	For the one day	For the one day	For the one day
	period ending	period ending	period ending
	March 31, 2006	March 31, 2006	March 31, 2006
	(commencement	(commencement	(commencement
	of operations)	of operations)	of operations)

	(Unaudited)	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—	—
Net realized and unrealized gain
on total investments	—	—	—

Total gain from investment operations	—	—	—

Net asset value, end of period	$10.00	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$9,000	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%	0.00%
Portfolio turnover rate	0%	0%	0%

8 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights	|	TIAA-CREF Institutional Mutual Funds	continued

		Managed Allocation Fund II

	Retirement Class	Instititutional Class	Retail Class

	For the one day	For the one day	For the one day
	period ending	period ending	period ending
	March 31, 2006	March 31, 2006	March 31, 2006
	(commencement	(commencement	(commencement
	of operations)	of operations)	of operations)

	(Unaudited)	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—	—
Net realized and unrealized gain
on total investments	—	—	—

Total gain from investment operations	—	—	—

Net asset value, end of period	$10.00	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$2,000	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%	0.00%
Portfolio turnover rate	0%	0%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 9

Financial highlights	|	TIAA-CREF Institutional Mutual Funds

		High-Yield Fund II

	Retirement Class	Instititutional Class	Retail Class

	For the one day	For the one day	For the one day
	period ending	period ending	period ending
	March 31, 2006	March 31, 2006	March 31, 2006
	(commencement	(commencement	(commencement
	of operations)	of operations)	of operations)

	(Unaudited)	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—	—
Net realized and unrealized gain
on total investments	—	—	—

Total gain from investment operations	—	—	—

Net asset value, end of period	$10.00	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$49,000	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%	0.00%
Portfolio turnover rate	0%	0%	0%

10 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights	|	TIAA-CREF Institutional Mutual Funds	continued

		Bond Plus Fund II

	Retirement Class	Instititutional Class	Retail Class

	For the one day	For the one day	For the one day
	period ending	period ending	period ending
	March 31, 2006	March 31, 2006	March 31, 2006
	(commencement	(commencement	(commencement
	of operations)	of operations)	of operations)

	(Unaudited)	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—	—
Net realized and unrealized gain
on total investments	—	—	—

Total gain from investment operations	—	—	—

Net asset value, end of period	$10.00	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$49,000	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%	0.00%
Portfolio turnover rate	0%	0%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 11

Financial highlights	|	TIAA-CREF Institutional Mutual Funds

	Tax-Exempt Bond Fund II

	Instititutional Class	Retail Class

	For the one day	For the one day
	period ending	period ending
	March 31, 2006	March 31, 2006
	(commencement	(commencement
	of operations)	of operations)

	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—
Net realized and unrealized gain
on total investments	—	—

Total gain from investment operations	—	—

Net asset value, end of period	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$49,500	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%
Portfolio turnover rate	0%	0%

12 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights	|	TIAA-CREF Institutional Mutual Funds	concluded

		Short-Term Bond Fund II

	Retirement Class	Instititutional Class	Retail Class

	For the one day	For the one day	For the one day
	period ending	period ending	period ending
	March 31, 2006	March 31, 2006	March 31, 2006
	(commencement	(commencement	(commencement
	of operations)	of operations)	of operations)

	(Unaudited)	(Unaudited)	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00	$10.00	$10.00

Gain from investment operations:
Net investment income	—	—	—
Net realized and unrealized gain
on total investments	—	—	—

Total gain from investment operations	—	—	—

Net asset value, end of period	$10.00	$10.00	$10.00

TOTAL RETURN	0.00%	0.00%	0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500	$49,000	$500
Ratio of expenses to average net assets
before expense reimbursement	0.00%	0.00%	0.00%
Ratio of net investment income to
average net assets	0.00%	0.00%	0.00%
Portfolio turnover rate	0%	0%	0%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 13

Notes to financial statements (unaudited)

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Growth Equity, Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds commenced operations on June 14, 1999. Another sixteen Funds commenced operations on September 4, 2002. In addition, the Growth & Income, International collectively, Equity, and Social Choice Equity Funds opened a Retirement Class on October 1, 2002. These Funds are presented in a separate report. Finally, Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006 (the “New Funds”). At this same time, new Retirement and/or Retail Share classes were launched for International Equity, Growth & Income, Social Choice Equity, Equity Index, Inflation-Linked Bond, Bond and Money Market Funds. These new classes are also presented in a separate report. The remaining seven Funds, called the TIAA-CREF Lifecycle Funds, commenced operations on October 4, 2004 and are presented in a separate report.

At the commencement of operations of each of the New Funds, Teachers Insurance and Annuity Association of America (“TIAA”) invested seed money in each Fund. At March 31, 2006, TIAA seeded the investment in the New Funds as follows:

	Value of TIAA’s seed money investment at March 31, 2006

	Retirement	Institutional	Retail
Fund	Class	Class	Class	Total

Large-Cap Growth	$500,000	$9,000,000	$500,000	$10,000,000
Managed Allocation II	500,000	2,000,000	500,000	3,000,000
High-Yield II	500,000	49,000,000	500,000	50,000,000
Bond Plus II	500,000	49,000,000	500,000	50,000,000
Tax-Exempt Bond II	—	49,500,000	500,000	50,000,000
Short-Term Bond II	500,000	49,000,000	500,000	50,000,000

The New Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The New Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer

14 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the New Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the New Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments, with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers. Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also

2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 15

Notes to financial statements	continued

take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The New Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITs”). REITs report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. Because the components of such distributions are not reported by the REITs until well after the Funds’ fiscal year-end, an assumption is made during the fiscal year to classify all such distributions temporarily as ordinary income. Once the actual components are determined, an adjustment is made to properly reclassify the distributions into their correct categories. For such distributions which represent a return of capital, a reduction is recorded to the cost basis of the individual REITs. At March 31, 2006, the New Funds had not yet invested in REITs. Dollar roll transactions: The New Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the New Fund forgoes principal and interest paid on the securities. The New Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a New Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the New Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made onsettlement date without physical delivery of the securities subject to the contract. The New Funds engage in dollar rolls for the purpose of

16 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

enhancing their yields, principally by earning a negotiated fee. At March 31, 2006, the New Funds had not yet entered into dollar roll transactions.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The New Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The New Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts, which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the New Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the New Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the New Funds on March 31, 2006.

Futures contracts: The New Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index

2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 17

Notes to financial statements	continued

or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform. The New Funds held no open futures contracts on March 31, 2006.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated. The New Funds held no when-issued or delayed delivery securities on March 31, 2006.

Treasury Inflation-Protected Securities: The Bond Plus Fund II and Short-Term Bond Fund II may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation. The Bond Plus Fund II and Short-Term Bond Fund II held no TIPS on March 31, 2006.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

18 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds

Notes to financial statements	continued

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid monthly for each of the New Funds, except for the Large-Cap Growth Fund where distributions are declared and paid annually; and for the Managed Allocation Fund II where distributions are declared and paid quarterly. Distributions from net realized gains, if any, are declared and paid annually for each of the New Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post-October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The New Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a New Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign taxes: The New Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The New Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the New Funds invest.

Transactions with affiliates: The New Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Allocation of income and expenses: Expenses directly attributable to a New Fund are charged to that New Fund. Expenses directly attributable to a particular class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based on the proportion of net assets of each class calculated each day.

Indemnification: In the normal course of business, each New Fund enters into contracts that contain a variety of representations and warranties and which

2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 19

Notes to financial statements	continued

provide general indemnities. A New Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the New Fund that have not yet occurred. Also, under the New Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Institutional Mutual New Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual New Funds. However, based on experience, the New Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Under the terms of an Investment Management Agreement, each New Fund pays Advisors a monthly fee for the management of the Fund’s net assets, based on the average daily net assets of each Fund. Under the terms of a Distribution Plan, each New Fund reimburses TPIS for amounts expended to distribute Retail Fund shares up to 0.25% of average daily net assets attributable to Retail Class shares. Various other expenses (including custody, audit, regulatory and trustee fees) are borne directly by the Funds. Advisors has voluntarily agreed to partially reimburse the New Funds for the various other expenses. Advisors will receive the following annual percentages of each New Fund’s average daily net assets for investment management and service agreement fees:

	Investment		Investment
	Management Fee -		Management Fee -
Fund	All Classes		Retail Classes*

Large-Cap Growth	0.45	%†	—
Managed Allocation II	—		—
High-Yield II	0.35		—
Bond Plus II	0.30		—
Tax-Exempt Bond II	0.30		—
Short-Term Bond II	0.25		—

*	TPIS has contractually agreed not to seek reimbursements under the Distribution (12b-1) Plan through at least September 30, 2007.
†	0.08% after waiver through September 30, 2007.

These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase. Please see the prospectus for further detail on these schedules.

Note 3—investments

On March 31, 2006 the New Funds held only cash balances.

20 |	2006 Semiannual Report TIAA-CREF Institutional Mutual Funds

Notes to financial statements	concluded

Note 4—trustees fees

Each New Fund will pay the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. The New Funds did not incur Trustees fees on March 31, 2006.

Note 5—shareholder transactions

The initial seed money investments made by TIAA on March 31, 2006 for the New Funds are reflected in the Statements of changes in net assets.

Note 6—distributions to shareholders

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

2006 Semiannual Report TIAA-CREF Institutional Mutual Funds	| 21

       730 Third Avenue
       New York, NY 10017-3206

Printed on recycled paper	A11186 6/06

Item 2. Code of Ethics.

     The Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.55%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.82%
19,577		Polo Ralph Lauren Corp	$1,186,562
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,186,562

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.33%
29,908		Lowe's Cos, Inc	1,927,272
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,927,272

BUSINESS SERVICES - 12.27%
65,893	*	Adobe Systems, Inc	2,300,984
19,984	*	Cognizant Technology Solutions Corp	1,188,848
60,735	*	eBay, Inc	2,372,309
38,336	*	Electronic Arts, Inc	2,097,746
5,800	*	F5 Networks, Inc	420,442
9,913	*	Google, Inc (Class A)	3,866,070
102,442		Microsoft Corp	2,787,447
19,600	*	Red Hat, Inc	548,408
30,924		SAP AG. (Spon ADR)	1,679,792
14,428	*	Yahoo!, Inc	465,447
		TOTAL BUSINESS SERVICES	17,727,493

CHEMICALS AND ALLIED PRODUCTS - 12.14%
41,750	*	Amgen, Inc	3,037,313
31,711		Eli Lilly & Co	1,753,618
16,726	*	Genentech, Inc	1,413,514
22,449	*	Genzyme Corp	1,509,022
19,270	*	Gilead Sciences, Inc	1,198,979
18,400	*	Keryx Biopharmaceuticals, Inc	351,624
13,289		Monsanto Co	1,126,243
51,777		Procter & Gamble Co	2,983,391
21,538	*	Sepracor, Inc	1,051,270
61,325		Teva Pharmaceutical Industries Ltd (Spon ADR)	2,525,364
12,253		Wyeth	594,516
		TOTAL CHEMICALS AND ALLIED PRODUCTS	17,544,854

COMMUNICATIONS - 4.18%
26,007		America Movil S.A. de C.V., Series L	891,000
40,400		AT&T, Inc	1,092,416
72,290		Sprint Nextel Corp	1,867,974
48,143	*	Univision Communications, Inc (Class A)	1,659,489
13,561	*	Viacom, Inc	526,167
		TOTAL COMMUNICATIONS	6,037,046

EATING AND DRINKING PLACES - 0.50%
19,188	*	Starbucks Corp	722,236
		TOTAL EATING AND DRINKING PLACES	722,236

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.81%
37,456	*	Broadcom Corp (Class A)	$1,616,601
27,835	*	Cisco Systems, Inc	603,184
23,532		Emerson Electric Co	1,967,981
101,578		General Electric Co	3,532,883
13,613		Harman International Industries, Inc	1,512,813
23,001	*	Marvell Technology Group Ltd	1,244,354
124,296		Motorola, Inc	2,847,621
49	*	Nortel Networks Corp (U.S.)	149
26,317	*	Nvidia Corp	1,506,911
80,611		Qualcomm, Inc	4,079,723
76,391		Texas Instruments, Inc	2,480,416
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	21,392,636

ENGINEERING AND MANAGEMENT SERVICES - 1.44%
50,024		Paychex, Inc	2,084,000
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,084,000

FABRICATED METAL PRODUCTS - 0.01%
100		Illinois Tool Works, Inc	9,631
		TOTAL FABRICATED METAL PRODUCTS	9,631

FOOD AND KINDRED PRODUCTS - 3.74%
33,500		Altria Group, Inc	2,373,810
52,454		PepsiCo, Inc	3,031,317
		TOTAL FOOD AND KINDRED PRODUCTS	5,405,127

FURNITURE AND HOMEFURNISHINGS STORES - 1.17%
43,927	*	Bed Bath & Beyond, Inc	1,686,797
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,686,797

GENERAL MERCHANDISE STORES - 2.16%
35,028		Target Corp	1,821,806
27,487		Wal-Mart Stores, Inc	1,298,486
		TOTAL GENERAL MERCHANDISE STORES	3,120,292

HEALTH SERVICES - 1.50%
44,108		Caremark Rx, Inc	2,169,231
		TOTAL HEALTH SERVICES	2,169,231

HOLDING AND OTHER INVESTMENT OFFICES - 2.88%
114		Global Signal, Inc	5,609
78,749		iShares Russell 1000 Growth Index Fund	4,153,222
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,158,831

HOTELS AND OTHER LODGING PLACES - 1.09%
5,851	*	Las Vegas Sands Corp	331,518
18,263	*	Starwood Hotels & Resorts Worldwide, Inc	1,236,953
		TOTAL HOTELS AND OTHER LODGING PLACES	1,568,471

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.29%
23,644	*	Apple Computer, Inc	1,482,952
79,519		Applied Materials, Inc	1,392,378
20,464		Caterpillar, Inc	1,469,520
1,800		Deere & Co	142,290
14,393	*	Dell, Inc	428,336
25,851	*	EMC Corp	352,349
52,568	*	Juniper Networks, Inc	1,005,100

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE
63,206	*	Network Appliance, Inc	$2,277,312
10,125	*	Rackable Systems, Inc	535,106
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,085,343

INSTRUMENTS AND RELATED PRODUCTS - 4.97%
5,784		Alcon, Inc	603,040
17,389		Johnson & Johnson	1,029,777
41,953		Medtronic, Inc	2,129,115
38,394	*	St. Jude Medical, Inc	1,574,154
27,333	*	Zimmer Holdings, Inc	1,847,711
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,183,797

INSURANCE CARRIERS - 4.13%
46,814		Aetna, Inc	2,300,440
13,872		Progressive Corp	1,446,295
28,626	*	WellPoint, Inc	2,216,511
		TOTAL INSURANCE CARRIERS	5,963,246

LEATHER AND LEATHER PRODUCTS - 0.59%
24,775	*	Coach, Inc	856,720
		TOTAL LEATHER AND LEATHER PRODUCTS	856,720

METAL MINING - 0.82%
24,505		Companhia Vale do Rio Doce (ADR)	1,189,228
		TOTAL METAL MINING	1,189,228

MISCELLANEOUS RETAIL - 1.78%
86,001		CVS Corp	2,568,850
		TOTAL MISCELLANEOUS RETAIL	2,568,850

MOTION PICTURES - 0.50%
26,009		Walt Disney Co	725,391
		TOTAL MOTION PICTURES	725,391

NONDEPOSITORY INSTITUTIONS - 2.82%
58,092		American Express Co	3,052,735
19,662		SLM Corp	1,021,244
		TOTAL NONDEPOSITORY INSTITUTIONS	4,073,979

OIL AND GAS EXTRACTION - 3.19%
6,803		Baker Hughes, Inc	465,325
22,748		Halliburton Co	1,661,059
17,349		Schlumberger Ltd	2,195,863
6,400		XTO Energy, Inc	278,848
		TOTAL OIL AND GAS EXTRACTION	4,601,095

PETROLEUM AND COAL PRODUCTS - 0.77%
15,471		EOG Resources, Inc	1,113,912
		TOTAL PETROLEUM AND COAL PRODUCTS	1,113,912

PRIMARY METAL INDUSTRIES - 2.16%
116,034	*	Corning, Inc	3,122,475
		TOTAL PRIMARY METAL INDUSTRIES	3,122,475

SECURITY AND COMMODITY BROKERS - 5.21%
138,266		Charles Schwab Corp	2,379,558
2,562		Chicago Mercantile Exchange Holdings, Inc	1,146,495

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE
42,688	*	E*Trade Financial Corp	$1,151,722
13,638		Goldman Sachs Group, Inc	2,140,620
34,090		TD Ameritrade Holding Corp	711,458
		TOTAL SECURITY AND COMMODITY BROKERS	7,529,853

TRANSPORTATION BY AIR - 0.48%
38,325		Southwest Airlines Co	689,467
		TOTAL TRANSPORTATION BY AIR	689,467

TRANSPORTATION EQUIPMENT - 3.54%
29,114		Boeing Co	2,268,854
49,037		United Technologies Corp	2,842,675
		TOTAL TRANSPORTATION EQUIPMENT	5,111,529

TRANSPORTATION SERVICES - 0.20%
5,900		CH Robinson Worldwide, Inc	289,631
		TOTAL TRANSPORTATION SERVICES	289,631

TRUCKING AND WAREHOUSING - 1.51%
27,519		United Parcel Service, Inc (Class B)	2,184,454
		TOTAL TRUCKING AND WAREHOUSING	2,184,454

WHOLESALE TRADE-DURABLE GOODS - 0.43%
13,200	*	Advanced Medical Optics, Inc	615,648
		TOTAL WHOLESALE TRADE-DURABLE GOODS	615,648

WHOLESALE TRADE-NONDURABLE GOODS - 0.12%
2,009		Nike, Inc (Class B)	170,966
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	170,966

		TOTAL COMMON STOCKS
		(Cost $131,110,375)	143,816,063

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.60%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.60%
$ 870,000		Federal National Mortgage Association (FNMA), 4.65%, 04/03/06	870,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	870,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $869,775)	870,000

		TOTAL PORTFOLIO - 100.15%
		(Cost $131,980,150)	144,686,063
		OTHER ASSETS & LIABILITIES, NET - (0.15%)	(218,512)

		NET ASSETS - 100.00%	$144,467,551

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.35%

AMUSEMENT AND RECREATION SERVICES - 0.11%
29,509	*	GameLoft	$203,906
		TOTAL AMUSEMENT AND RECREATION SERVICES	203,906

APPAREL AND ACCESSORY STORES - 0.56%
7,631		Abercrombie & Fitch Co (Class A)	444,887
14,458		Nordstrom, Inc	566,464
		TOTAL APPAREL AND ACCESSORY STORES	1,011,351

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.50%
21,440		Home Depot, Inc	906,912
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	906,912

BUSINESS SERVICES - 5.87%
23,705	*	Adobe Systems, Inc	827,779
36,510		Automatic Data Processing, Inc	1,667,777
41,288	*	BEA Systems, Inc	542,111
31,799	*	eBay, Inc	1,242,069
2,533	*	Google, Inc (Class A)	987,870
113,985		Microsoft Corp	3,101,532
18,971		SAP AG. (Spon ADR)	1,030,505
37,596	*	Yahoo!, Inc	1,212,847
		TOTAL BUSINESS SERVICES	10,612,490

CHEMICALS AND ALLIED PRODUCTS - 13.70%
18,776		Air Products & Chemicals, Inc	1,261,559
9,153		Akzo Nobel NV	485,040
14,944	*	Amgen, Inc	1,087,176
15,802		Colgate-Palmolive Co	902,294
14,753		Cytec Industries, Inc	885,328
17,734		Eli Lilly & Co	980,690
21,288	*	Gilead Sciences, Inc	1,324,539
20,141	*	Hospira, Inc	794,764
26,400	*	Keryx Biopharmaceuticals, Inc	504,504
32,226		Merck & Co, Inc	1,135,322
19,041		Monsanto Co	1,613,725
28,833		Novartis AG. (ADR)	1,598,502
33,838	*	PDL BioPharma, Inc	1,109,886
116,402		Pfizer, Inc	2,900,738
52,735		Procter & Gamble Co	3,038,591
5,361		Roche Holding AG. (Genusscheine)	796,243
58,872		Schering-Plough Corp	1,117,979
33,206		Teva Pharmaceutical Industries Ltd (Spon ADR)	1,367,423
1,308	*	Tronox, Inc	22,223
38,420		Wyeth	1,864,138
		TOTAL CHEMICALS AND ALLIED PRODUCTS	24,790,664

COMMUNICATIONS - 3.13%
30,475		America Movil S.A. de C.V., Series L	1,044,074

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE
27,931		AT&T, Inc	$755,254
28,179		BellSouth Corp	976,402
40,288	*	Comcast Corp (Class A)	1,053,934
13,880		SES Global S.A.	220,711
62,467		Sprint Nextel Corp	1,614,147
		TOTAL COMMUNICATIONS	5,664,522

DEPOSITORY INSTITUTIONS - 8.44%
69,953		Bank of America Corp	3,185,660
64,834		Citigroup, Inc	3,062,110
72,209		JPMorgan Chase & Co	3,006,783
35,562		Northern Trust Corp	1,867,005
19,442		PNC Financial Services Group, Inc	1,308,641
58,389		US Bancorp	1,780,865
16,549		Wells Fargo & Co	1,056,985
		TOTAL DEPOSITORY INSTITUTIONS	15,268,049

EATING AND DRINKING PLACES - 0.58%
2,345	*	Chipotle Mexican Grill, Inc	129,890
24,431	*	Starbucks Corp	919,583
		TOTAL EATING AND DRINKING PLACES	1,049,473

ELECTRIC, GAS, AND SANITARY SERVICES - 2.31%
45,373	*	Allegheny Energy, Inc	1,535,876
39,733		DPL, Inc	1,072,791
29,767		Exelon Corp	1,574,674
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,183,341

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 12.29%
25,910	*	Broadcom Corp (Class A)	1,118,276
144,356	*	Cisco Systems, Inc	3,128,195
14,803	*	Comverse Technology, Inc	348,315
18,416		Emerson Electric Co	1,540,130
10,042		Gamesa Corp Tecnologica S.A.	192,857
157,226		General Electric Co	5,468,320
56,591		Honeywell International, Inc	2,420,397
57,192		Intel Corp	1,106,665
27,217		Intersil Corp (Class A)	787,116
174,680	*	JDS Uniphase Corp	728,416
41,041		Motorola, Inc	940,249
22,858		Nokia Oyj (Spon ADR)	473,618
18,561	*	Nvidia Corp	1,062,803
51,194		Qualcomm, Inc	2,590,928
7,100		Sony Corp	327,952
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	22,234,237

FOOD AND KINDRED PRODUCTS - 6.43%
90,394		Altria Group, Inc	6,405,319
26,104		Archer Daniels Midland Co	878,400
40,119		Diageo plc	630,819
2,508		Nestle S.A. (Regd)	742,699
51,700		PepsiCo, Inc	2,987,743
		TOTAL FOOD AND KINDRED PRODUCTS	11,644,980

FOOD STORES - 0.50%
44,092		Kroger Co	897,713
		TOTAL FOOD STORES	897,713

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE
FURNITURE AND HOMEFURNISHINGS STORES - 1.98%
40,746	*	Bed Bath & Beyond, Inc	$1,564,646
29,620		Best Buy Co, Inc	1,656,647
31,250		Pier 1 Imports, Inc	362,813
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	3,584,106

GENERAL MERCHANDISE STORES - 1.89%
24,297		Target Corp	1,263,687
45,633		Wal-Mart Stores, Inc	2,155,703
		TOTAL GENERAL MERCHANDISE STORES	3,419,390

HEALTH SERVICES - 1.81%
36,007	*	Coventry Health Care, Inc	1,943,658
23,164	*	Medco Health Solutions, Inc	1,325,444
		TOTAL HEALTH SERVICES	3,269,102

HOLDING AND OTHER INVESTMENT OFFICES - 1.33%
35,717		iShares MSCI Japan Index Fund	514,325
14,640		SPDR Trust Series 1	1,900,711
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,415,036

HOTELS AND OTHER LODGING PLACES - 0.33%
12,049		Boyd Gaming Corp	601,727
		TOTAL HOTELS AND OTHER LODGING PLACES	601,727

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.69%
12,860		3M Co	973,373
24,167	*	Apple Computer, Inc	1,515,754
23,165	*	Electronics for Imaging, Inc	647,925
25,855	*	EMC Corp	352,404
83,946		Hewlett-Packard Co	2,761,823
20,450		International Business Machines Corp	1,686,512
20,627		Seagate Technology	543,109
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	8,480,900

INSTRUMENTS AND RELATED PRODUCTS - 1.93%
11,495	*	Advanced Medical Optics, Inc	536,127
68,531	*	Boston Scientific Corp	1,579,640
14,836		Kla-Tencor Corp	717,469
18,620		Tektronix, Inc	664,920
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,498,156

INSURANCE CARRIERS - 5.97%
32,024		ACE Ltd	1,665,568
37,627		Aflac, Inc	1,698,107
63,098		American International Group, Inc	4,170,147
21,594		Assurant, Inc	1,063,505
12,007		Chubb Corp	1,145,948
8,070		Cigna Corp	1,054,103
		TOTAL INSURANCE CARRIERS	10,797,378

METAL MINING - 1.33%
10,003		Companhia Vale do Rio Doce (ADR)	485,446
12,990	*	Inco Ltd	648,071
9,638		Phelps Dodge Corp	776,148
7,700		Teck Cominco Ltd (Class B)	495,952
		TOTAL METAL MINING	2,405,617

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE
MISCELLANEOUS RETAIL - 0.31%
18,524		CVS Corp	$553,312
		TOTAL MISCELLANEOUS RETAIL	553,312

MOTION PICTURES - 1.05%
59,200		News Corp (Class A)	983,312
14,236	*	Pixar	913,097
		TOTAL MOTION PICTURES	1,896,409

NONDEPOSITORY INSTITUTIONS - 3.29%
49,049		American Express Co	2,577,525
31,193		Fannie Mae	1,603,320
34,026		SLM Corp	1,767,310
		TOTAL NONDEPOSITORY INSTITUTIONS	5,948,155

OIL AND GAS EXTRACTION - 3.17%
20,123	*	Cooper Cameron Corp	887,022
20,293		Halliburton Co	1,481,795
15,389		Schlumberger Ltd	1,947,786
17,732	*	Transocean, Inc	1,423,880
		TOTAL OIL AND GAS EXTRACTION	5,740,483

PETROLEUM AND COAL PRODUCTS - 6.21%
14,818		EOG Resources, Inc	1,066,896
84,951		Exxon Mobil Corp	5,170,118
6,489		Kerr-McGee Corp	619,570
21,591		Marathon Oil Corp	1,644,586
29,461		Occidental Petroleum Corp	2,729,562
		TOTAL PETROLEUM AND COAL PRODUCTS	11,230,732

PRINTING AND PUBLISHING - 0.27%
16,468	*	VistaPrint Ltd	491,570
		TOTAL PRINTING AND PUBLISHING	491,570

RAILROAD TRANSPORTATION - 0.55%
18,268		Norfolk Southern Corp	987,751
		TOTAL RAILROAD TRANSPORTATION	987,751

SECURITY AND COMMODITY BROKERS - 3.29%
7,675	*	IntercontinentalExchange, Inc	529,959
25,783		Lazard Ltd	1,140,898
5,655		Legg Mason, Inc	708,741
9,884		Lehman Brothers Holdings, Inc	1,428,535
34,235		Morgan Stanley	2,150,643
		TOTAL SECURITY AND COMMODITY BROKERS	5,958,776

TRANSPORTATION BY AIR - 0.46%
30,779	*	AMR Corp	832,572
		TOTAL TRANSPORTATION BY AIR	832,572

TRANSPORTATION EQUIPMENT - 3.75%
13,737	*	Alstom RGPT	1,150,369
22,486		Boeing Co	1,752,334
30,166		Northrop Grumman Corp	2,060,036
31,462		United Technologies Corp	1,823,852
		TOTAL TRANSPORTATION EQUIPMENT	6,786,591

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE
TRANSPORTATION SERVICES - 0.30%
17,081		UTI Worldwide, Inc	$539,760
		TOTAL TRANSPORTATION SERVICES	539,760

WHOLESALE TRADE-DURABLE GOODS - 0.00%
12		Finning International, Inc	397
		TOTAL WHOLESALE TRADE-DURABLE GOODS	397

WHOLESALE TRADE-NONDURABLE GOODS - 1.02%
17,523		Cardinal Health, Inc	1,305,807
15,337	*	United Natural Foods, Inc	536,335
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,842,142

		TOTAL COMMON STOCKS
		(Cost $157,996,080)	179,747,700

		TOTAL PORTFOLIO - 99.35%
		(Cost $157,996,080)	179,747,700
		OTHER ASSETS & LIABILITIES, NET - 0.65%	1,174,631

		NET ASSETS - 100.00%	$180,922,331

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY COUNTRIES (Unaudited)
March 31, 2006

	VALUE	% OF MARKET VALUE
FOREIGN
AUSTRALIA	$45,496,805	4.10
BRAZIL	4,235,641	0.38
FINLAND	44,077,381	3.97
FRANCE	79,994,595	7.21
GERMANY	237,496,868	21.42
HONG KONG	23,805,399	2.15
INDIA	12,060,266	1.09
ITALY	74,553,842	6.72
ISRAEL	11,562,150	1.04
JAPAN	268,897,371	24.25
NETHERLANDS	44,875,970	4.05
REPUBLIC OF KOREA	1,654,769	0.15
RUSSIA	6,438,963	0.58
SINGAPORE	6,429,067	0.58
SOUTH AFRICA	6,561,990	0.59
SPAIN	18,563,606	1.67
SWEDEN	710,689	0.06
SWITZERLAND	125,937,824	11.36
UNITED KINGDOM	95,684,602	8.63

TOTAL FOREIGN	1,109,037,798	100.00

TOTAL PORTFOLIO	$1,109,037,798	100.00

•
TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 100.37%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.24%
853,000		Toyobo Co Ltd	$2,631,511
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,631,511

BUSINESS SERVICES - 2.13%
70,000		Mitsuba Corp	870,921
438		NTT Data Corp	2,101,093
17,700		Otsuka Corp	2,071,676
1,676		Rakuten, Inc	1,519,892
8,255		SAP AG.	1,788,272
60,000		Secom Co Ltd	3,061,276
73,300		Sumisho Computer Systems Corp	1,447,487
892,548		WPP Group plc	10,690,115
		TOTAL BUSINESS SERVICES	23,550,732

CHEMICALS AND ALLIED PRODUCTS - 10.55%
434,000		Air Water, Inc	4,241,054
758,832		Bayer AG.	30,359,010
56,207		Dr Reddy's Laboratories Ltd	1,792,721
133,000		Kaken Pharmaceutical Co Ltd	1,111,433
98,000		Kuraray Co Ltd	1,149,521
502,000		Nippon Paint Co Ltd	2,497,449
183,000		Nippon Shokubai Co Ltd	2,169,819
461,697		Novartis AG. (Regd)	25,613,523
24,600		Ono Pharmaceutical Co Ltd	1,157,132
629,718		Reckitt Benckiser plc	22,129,555
10,325		Roche Holding AG. (Genusscheine)	1,533,521
33,600		Shin-Etsu Chemical Co Ltd	1,819,680
300,000		Sumitomo Chemical Co Ltd	2,435,800
74,100		Takeda Pharmaceutical Co Ltd	4,214,010
432,000		Teijin Ltd	2,866,819
280,771		Teva Pharmaceutical Industries Ltd (Spon ADR)	11,562,150
		TOTAL CHEMICALS AND ALLIED PRODUCTS	116,653,197

COAL MINING - 1.08%
599,630		BHP Billiton Ltd	11,971,854
		TOTAL COAL MINING	11,971,854

COMMUNICATIONS - 2.15%
587		KDDI Corp	3,129,274
561		Nippon Telegraph & Telephone Corp	2,401,093
1,417,244		Royal KPN NV	15,950,221
3,164		SKY Perfect Communications, Inc	2,322,251
		TOTAL COMMUNICATIONS	23,802,839

DEPOSITORY INSTITUTIONS - 6.69%
3,000	v*	Ashikaga Financial Group, Inc	0
130,054		Australia & New Zealand Banking Group Ltd	2,457,478

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE
55		DBS Group Holdings Ltd	$554
101,500		Hang Seng Bank Ltd	1,307,361
71,194		ICICI Bank Ltd (Spon ADR)	1,970,650
422,724		Julius Baer Holding AG.	38,136,863
530		Mitsubishi UFJ Financial Group, Inc	8,085,431
811		Mizuho Financial Group. Inc	6,619,146
976	*	Resona Holdings, Inc	3,350,114
422		Sumitomo Mitsui Financial Group, Inc	4,649,547
475,000		Sumitomo Trust & Banking Co Ltd	5,483,092
109,627		Westpac Banking Corp	1,861,999
		TOTAL DEPOSITORY INSTITUTIONS	73,922,235

ELECTRIC, GAS, AND SANITARY SERVICES - 5.66%
1,615,082		Fortum Oyj	40,692,505
452,000		Hong Kong & China Gas Ltd	1,092,160
575,823		Iberdrola S.A.	18,563,606
88,800		Tokyo Electric Power Co, Inc	2,208,899
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	62,557,170

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.86%
187,125		Ericsson (LM) (B Shs)	710,689
18,300		Fanuc Ltd	1,757,259
10,500		Hirose Electric Co Ltd	1,472,794
115,000		Hitachi Maxell Ltd	1,897,661
30,700		Kyocera Corp	2,711,196
163,763		Nokia Oyj	3,384,876
19,300		Rohm Co Ltd	2,036,486
124,957		Satyam Computer Services Ltd	2,379,132
107,000		Sharp Corp	1,890,796
44,000		Sumco Corp	2,356,810
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	20,597,699

FABRICATED METAL PRODUCTS - 1.15%
378,000		NEOMAX Co Ltd	11,437,071
103,491		Tata Steel Ltd	1,245,886
		TOTAL FABRICATED METAL PRODUCTS	12,682,957

FOOD AND KINDRED PRODUCTS - 2.31%
172,919		Bajaj Hindusthan Ltd	1,957,343
121,000		Bajaj Hindusthan Ltd	982,520
1,252,160		CSR Ltd	3,982,124
542,000		Meiji Seika Kaisha Ltd	2,756,166
270,000		Mitsui Sugar Co Ltd	1,201,373
500,000		Nippon Formula Feed Manufacturing Co Ltd	1,033,986
1,497,000		Nisshin Oillio Group Ltd	11,545,639
265,000		Nosan Corp	965,760
1,011,000		Olam International Ltd	1,068,387
		TOTAL FOOD AND KINDRED PRODUCTS	25,493,298

FOOD STORES - 0.03%
27,537		Woolworths Ltd	369,732
		TOTAL FOOD STORES	369,732

GENERAL BUILDING CONTRACTORS - 1.35%
258,000		Sekisui Chemical Co Ltd	2,180,066
14,072,000		Shanghai Forte Land Co	7,344,420
735,000		Shimizu Corp	5,338,546
		TOTAL GENERAL BUILDING CONTRACTORS	14,863,032

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE
HEAVY CONSTRUCTION, EXCEPT BUILDING - 2.38%
164,728		Multiplex Group	$360,600
262,867		Vinci S.A.	25,878,122
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	26,238,722

HOLDING AND OTHER INVESTMENT OFFICES - 4.21%
20,061		Macquarie Infrastructure Group	54,500
833,743		Man Group plc	35,648,089
18,649		Nobel Biocare Holding AG.	4,141,923
2,844,300		Noble Group Ltd	2,162,030
153,700	*	Softbank Corp	4,494,152
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	46,500,694

HOTELS AND OTHER LODGING PLACES - 4.08%
783,358		Accor S.A.	45,095,432
		TOTAL HOTELS AND OTHER LODGING PLACES	45,095,432

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.77%
1,614,774		GEA Group AG.	27,123,163
457,000		Komatsu Ltd	8,695,356
164,900		Melco Holdings, Inc	4,947,419
370,099		Rheinmetall AG.	28,664,014
90,600		Tokyo Seimitsu Co Ltd	5,398,068
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	74,828,020

INSTRUMENTS AND RELATED PRODUCTS - 1.47%
19,745		Advantest Corp	2,347,846
153,347		Tecan Group AG.	8,155,195
174,500		Terumo Corp	5,723,494
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	16,226,535

INSURANCE CARRIERS - 4.91%
1,184,000		Aioi Insurance Co Ltd	8,730,231
446,075		AMP Ltd	2,760,881
403,476		Fondiaria-Sai S.p.A	16,098,143
450,000		Nipponkoa Insurance Co Ltd	4,096,110
72,195		QBE Insurance Group Ltd	1,126,353
91,267		Zurich Financial Services AG.	21,387,702
		TOTAL INSURANCE CARRIERS	54,199,420

METAL MINING - 2.06%
54,261		Companhia Vale do Rio Doce (ADR)	2,633,286
301,000		Gold Fields Ltd	6,561,990
44,326		MMC Norilsk Nickel	4,286,324
788,376		Oxiana Ltd	1,506,566
129,521	v*	Polyus Gold Co (LON ADR)	2,152,639
53,460		Rio Tinto Ltd	3,005,735
384,013		Zinifex Ltd	2,612,248
		TOTAL METAL MINING	22,758,788

NONDEPOSITORY INSTITUTIONS - 8.37%
556,670		Deutsche Postbank AG.	40,338,406
532,601		Hypo Real Estate Holding AG.	36,460,891
79,234		ICICI Bank Ltd	1,047,297
1,909,200		Nissin Co Ltd	2,087,353

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE
3,314,000		Orient Corp	$12,583,032
		TOTAL NONDEPOSITORY INSTITUTIONS	92,516,979

NONMETALLIC MINERALS, EXCEPT FUELS - 0.30%
384,000		Itochu Corp	3,290,313
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	3,290,313

OIL AND GAS EXTRACTION - 2.48%
113	v*	Inpex Holdings, Inc	954,835
6,803,000		PetroChina Co Ltd (Class H)	7,101,207
18,488		Petroleo Brasileiro S.A. (ADR)	1,602,355
34,242		Total S.A.	9,021,041
60,044		Woodside Petroleum Ltd	1,947,198
7,355,000		Xinao Gas Holdings Ltd	6,824,359
		TOTAL OIL AND GAS EXTRACTION	27,450,995

PAPER AND ALLIED PRODUCTS - 0.46%
855		Nippon Paper Group, Inc	3,688,406
499,700		PaperlinX Ltd	1,343,293
		TOTAL PAPER AND ALLIED PRODUCTS	5,031,699

PETROLEUM AND COAL PRODUCTS - 2.72%
728,443		BP plc	8,351,878
472,556		ENI S.p.A.	13,427,356
2,778,836		Futuris Corp Ltd	4,478,075
122,389		Royal Dutch Shell plc (A Shares)	3,816,974
		TOTAL PETROLEUM AND COAL PRODUCTS	30,074,283

PRIMARY METAL INDUSTRIES - 2.08%
770,879		BHP Billiton plc	14,059,913
370,000	*	Hunan Non-Ferrous Metal Corp Ltd	135,892
1,851,000	*	Nippon Steel Corp	7,153,623
80,300		Tokyo Steel Manufacturing Co Ltd	1,626,553
		TOTAL PRIMARY METAL INDUSTRIES	22,975,981

RAILROAD TRANSPORTATION - 0.36%
538		East Japan Railway Co	3,976,066
		TOTAL RAILROAD TRANSPORTATION	3,976,066

REAL ESTATE - 0.95%
134,000		Sumitomo Realty & Development Co Ltd	3,702,348
523,000		Tokyo Tatemono Co Ltd	5,691,431
88,191		Westfield Group	1,075,327
		TOTAL REAL ESTATE	10,469,106

SECURITY AND COMMODITY BROKERS - 0.52%
69,416		Macquarie Bank Ltd	3,201,472
185,100	*	Matsui Securities Co Ltd	2,560,244
		TOTAL SECURITY AND COMMODITY BROKERS	5,761,716

STONE, CLAY, AND GLASS PRODUCTS - 3.13%
339,543		Holcim Ltd (Regd)	26,969,096
292,000		NGK Insulators Ltd	4,278,905
924,000		Sumitomo Osaka Cement Co Ltd	3,359,573
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	34,607,574

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES			VALUE
TOBACCO PRODUCTS - 0.37%
1,160		Japan Tobacco, Inc.	$4,070,175
		TOTAL TOBACCO PRODUCTS	4,070,175

TRANSPORTATION EQUIPMENT - 10.56%
623,815		DaimlerChrysler AG. (Regd)	35,782,714
3,577,779	*	Fiat S.p.A.	45,028,344
26,400		Honda Motor Co Ltd	1,631,121
19,680		Hyundai Motor Co	1,654,769
375,000		Keppel Corp Ltd	3,198,097
579,000		Mazda Motor Corp	3,508,645
260,000		NHK Spring Co Ltd	3,283,329
479,000		NSK Ltd	4,148,979
22,900		Toyota Industries Corp	933,545
320,500		Toyota Motor Corp	17,466,014
		TOTAL TRANSPORTATION EQUIPMENT	116,635,557

TRUCKING AND WAREHOUSING - 3.35%
1,476,971		Deutsche Post AG. (Regd)	36,980,398
		TOTAL TRUCKING AND WAREHOUSING	36,980,398

WATER TRANSPORTATION - 0.15%
247,000		Mitsui OSK Lines Ltd	1,666,345
		TOTAL WATER TRANSPORTATION	1,666,345

WHOLESALE TRADE-DURABLE GOODS - 3.43%
5,732,043	*	Hagemeyer NV	28,925,749
90,100		Riso Kagaku Corp	1,649,428
349,000		Sumitomo Corp	4,957,403
55,541		Wesfarmers Ltd	1,381,371
40,286		Wolseley plc	988,076
		TOTAL WHOLESALE TRADE-DURABLE GOODS	37,902,027

WHOLESALE TRADE-NONDURABLE GOODS - 0.06%
38,366		Reliance Industries Ltd	684,717
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	684,717

		TOTAL COMMON STOCKS
		(Cost $912,141,790)	1,109,037,798

		TOTAL PORTFOLIO - 100.37%
		(Cost $912,141,790)	1,109,037,798
		OTHER ASSETS & LIABILITIES, NET - (0.37%)	(4,118,959)

		NET ASSETS - 100.00%	$1,104,918,839

	*	Non-income producing
	v	Security valued at fair value

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.86%

APPAREL AND ACCESSORY STORES - 2.17%
739,490		Gap, Inc	$13,813,673
		TOTAL APPAREL AND ACCESSORY STORES	13,813,673

APPAREL AND OTHER TEXTILE PRODUCTS - 0.07%
5,575		Liz Claiborne, Inc	228,464
4,279		VF Corp	243,475
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	471,939

BUSINESS SERVICES - 1.00%
159,239	*	BEA Systems, Inc	2,090,808
12,578	*	Computer Sciences Corp	698,708
190,973	*	Manugistics Group, Inc	412,502
146,350	*	Redback Networks, Inc	3,174,332
		TOTAL BUSINESS SERVICES	6,376,350

CHEMICALS AND ALLIED PRODUCTS - 5.28%
67,282		Akzo Nobel NV	3,565,439
91,182		Bristol-Myers Squibb Co	2,243,989
155,721		Colgate-Palmolive Co	8,891,669
88,000		Du Pont (E.I.) de Nemours & Co	3,714,480
405,508		Pfizer, Inc	10,105,259
34,528		Sasol Ltd (Spon ADR)	1,306,194
17,805		Teva Pharmaceutical Industries Ltd (Spon ADR)	733,210
65,640		Wyeth	3,184,853
		TOTAL CHEMICALS AND ALLIED PRODUCTS	33,745,093

COMMUNICATIONS - 5.58%
353,668		AT&T, Inc	9,563,183
150,201		BellSouth Corp	5,204,465
87,902	*	Liberty Media Corp (Class A)	721,675
97,233	*	Qwest Communications International, Inc	661,184
397,425		Sprint Nextel Corp	10,269,462
263,689		Verizon Communications, Inc	8,981,247
7,059	*	Viacom, Inc	273,889
		TOTAL COMMUNICATIONS	35,675,105

DEPOSITORY INSTITUTIONS - 18.23%
434,830		Bank of America Corp	19,802,158
167,273		Bank of New York Co, Inc	6,028,519
394,422		Citigroup, Inc	18,628,551
31,350		Compass Bancshares, Inc	1,586,624
745,702		Hudson City Bancorp, Inc	9,910,380
553,069		JPMorgan Chase & Co	23,029,793
65,906		Marshall & Ilsley Corp	2,872,183
801		National City Corp	27,955
42,098		South Financial Group, Inc	1,100,863
150,936		SunTrust Banks, Inc	10,982,103
150,740		US Bancorp	4,597,570
16,569		Wachovia Corp	928,692

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE
159,849		Washington Mutual, Inc	$6,812,764
158,682		Wells Fargo & Co	10,135,019
		TOTAL DEPOSITORY INSTITUTIONS	116,443,174

EATING AND DRINKING PLACES - 1.44%
217,796		Brinker International, Inc	9,201,881
		TOTAL EATING AND DRINKING PLACES	9,201,881

ELECTRIC, GAS, AND SANITARY SERVICES - 4.82%
142,482	*	Allegheny Energy, Inc	4,823,016
11,465		Dominion Resources, Inc	791,429
211,302		DPL, Inc	5,705,154
34,157		Duke Energy Corp	995,677
213,100		El Paso Corp	2,567,855
44,942		Exelon Corp	2,377,432
62,139		FirstEnergy Corp	3,038,597
62,951		FPL Group, Inc	2,526,853
5,774		MDU Resources Group, Inc	193,140
80,700		Northeast Utilities	1,576,071
19,100	*	NRG Energy, Inc	863,702
39,145		PPL Corp	1,150,863
471,900	*	Sojitz Holdings Corp	2,783,646
42,716		Southern Co	1,399,803
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	30,793,238

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.08%
2,682,000	*	AAC Acoustic Technology Holdings, Inc	2,505,783
475,521	*	Atmel Corp	2,244,459
811,113	*	Brocade Communications Systems, Inc	5,418,235
828,427	*	Ciena Corp	4,316,105
231,094	*	Cypress Semiconductor Corp	3,917,043
334,872		General Electric Co	11,646,848
265,256		Honeywell International, Inc	11,344,999
308,864	*	Infineon Technologies AG.	3,175,122
1,236,268	*	JDS Uniphase Corp	5,155,238
619,069	*	Nortel Networks Corp (U.S.)	1,888,160
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	51,611,992

FABRICATED METAL PRODUCTS - 0.44%
29,004		Illinois Tool Works, Inc	2,793,375
		TOTAL FABRICATED METAL PRODUCTS	2,793,375

FOOD AND KINDRED PRODUCTS - 5.10%
302,520		Altria Group, Inc	21,436,567
94,637		Coca-Cola Co	3,962,451
250,000	*	Hercules, Inc	3,450,000
61,548		Unilever plc	2,527,776
119,007		Unilever plc	1,215,836
		TOTAL FOOD AND KINDRED PRODUCTS	32,592,630

FURNITURE AND HOMEFURNISHINGS STORES - 0.95%
315,311		RadioShack Corp	6,063,431
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	6,063,431

GENERAL BUILDING CONTRACTORS - 0.47%
522,000	*	Daikyo, Inc	2,999,542
		TOTAL GENERAL BUILDING CONTRACTORS	2,999,542

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE
HEALTH SERVICES - 0.36%
459,593	*	Healthsouth Corp	$2,293,369
		TOTAL HEALTH SERVICES	2,293,369

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.50%
185,214	*	Infrasource Services, Inc	3,187,533
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	3,187,533

HOLDING AND OTHER INVESTMENT OFFICES - 1.03%
11		Cross Timbers Royalty Trust	512
143,474		New Century Financial Corp	6,602,673
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	6,603,185

HOTELS AND OTHER LODGING PLACES - 0.97%
76,963		Accor S.A.	4,430,516
242,000		Fujita Kanko, Inc	1,743,368
		TOTAL HOTELS AND OTHER LODGING PLACES	6,173,884

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.34%
519		Deere & Co	41,027
452,362		Hewlett-Packard Co	14,882,710
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	14,923,737

INSTRUMENTS AND RELATED PRODUCTS - 2.52%
317,270	*	Boston Scientific Corp	7,313,074
78,337		Cooper Cos, Inc	4,232,548
87,332	*	Eagle Test Systems, Inc	1,344,913
113,686		Eastman Kodak Co	3,233,230
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	16,123,765

INSURANCE AGENTS, BROKERS AND SERVICE - 1.17%
253,631		Marsh & McLennan Cos, Inc	7,446,606
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	7,446,606

INSURANCE CARRIERS - 6.82%
1,507		Aegon NV	27,774
146,352		American International Group, Inc	9,672,404
81,237		Aspen Insurance Holdings Ltd	2,003,304
126,565		Axis Capital Holdings Ltd	3,784,294
74,276		IPC Holdings Ltd	2,083,442
113,613		Max Re Capital Ltd	2,703,989
112,895	*	Molina Healthcare, Inc	3,778,596
133,226		Montpelier Re Holdings Ltd	2,171,584
88,291		PartnerRe Ltd	5,481,988
33,310		Platinum Underwriters Holdings Ltd	969,321
221,513		St. Paul Travelers Cos, Inc	9,257,028
25,437		XL Capital Ltd (Class A)	1,630,766
		TOTAL INSURANCE CARRIERS	43,564,490

LUMBER AND WOOD PRODUCTS - 0.49%
85,074		Plum Creek Timber Co, Inc	3,141,783
		TOTAL LUMBER AND WOOD PRODUCTS	3,141,783

METAL MINING - 0.73%
332,875	*	Coeur d'Alene Mines Corp	2,183,660
49,893	*	Inco Ltd	2,489,162
		TOTAL METAL MINING	4,672,822

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.05%
8,527		Anglo American plc	$328,054
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	328,054

MISCELLANEOUS RETAIL - 3.29%
1,480,201	*	Rite Aid Corp	5,920,804
114,291	*	Sears Holdings Corp	15,113,842
		TOTAL MISCELLANEOUS RETAIL	21,034,646

MOTION PICTURES - 0.00%
20		News Corp (Class A)	332
		TOTAL MOTION PICTURES	332

NONDEPOSITORY INSTITUTIONS - 3.08%
267,062		Fannie Mae	13,726,987
98,003		Freddie Mac	5,978,183
		TOTAL NONDEPOSITORY INSTITUTIONS	19,705,170

OIL AND GAS EXTRACTION - 3.22%
15,138		Anadarko Petroleum Corp	1,529,089
37,969	*	Cheniere Energy, Inc	1,540,402
91,431		Devon Energy Corp	5,592,834
5,854		Equitable Resources, Inc	213,730
44,852		Noble Energy, Inc	1,969,900
2,010,000		PetroChina Co Ltd (Class H)	2,098,108
59,059		Petroleo Brasileiro S.A. (ADR)	5,118,644
2,432		Pogo Producing Co	122,208
75,905	*	Pride International, Inc	2,366,718
		TOTAL OIL AND GAS EXTRACTION	20,551,633

PAPER AND ALLIED PRODUCTS - 1.61%
683,701	*	Abitibi-Consolidated, Inc	2,837,359
101,458		Bowater, Inc	3,001,128
99,413		Temple-Inland, Inc	4,428,849
		TOTAL PAPER AND ALLIED PRODUCTS	10,267,336

PETROLEUM AND COAL PRODUCTS - 6.74%
283,513		Chevron Corp	16,435,249
53,104		ConocoPhillips	3,353,518
230,270		Exxon Mobil Corp	14,014,232
24,573		Marathon Oil Corp	1,871,725
79,680		Occidental Petroleum Corp	7,382,352
		TOTAL PETROLEUM AND COAL PRODUCTS	43,057,076

PRINTING AND PUBLISHING - 1.08%
99,224		CBS Corp	2,379,392
164,476		Tribune Co	4,511,577
		TOTAL PRINTING AND PUBLISHING	6,890,969

RAILROAD TRANSPORTATION - 0.44%
30,063		Union Pacific Corp	2,806,381
		TOTAL RAILROAD TRANSPORTATION	2,806,381

SECURITY AND COMMODITY BROKERS - 4.49%
561		Merrill Lynch & Co, Inc	44,184

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES			VALUE
278,574		Morgan Stanley	$17,500,019
197,500		Nomura Holdings, Inc	4,393,911
291,550		Waddell & Reed Financial, Inc (Class A)	6,734,805
		TOTAL SECURITY AND COMMODITY BROKERS	28,672,919

STONE, CLAY, AND GLASS PRODUCTS - 0.65%
80,446	*	Owens-Illinois, Inc	1,397,347
193,976		Rinker Group Ltd	2,745,545
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	4,142,892

TRANSPORTATION BY AIR - 0.74%
92,236	*	Airtran Holdings, Inc	1,670,394
77,136	*	US Airways Group, Inc	3,085,440
		TOTAL TRANSPORTATION BY AIR	4,755,834

TRANSPORTATION EQUIPMENT - 1.11%
69,560	*	Alstom RGPT	5,825,119
8,870	*	Magna International, Inc (Class A)	671,370
24,323	*	TransDigm Group, Inc	626,317
		TOTAL TRANSPORTATION EQUIPMENT	7,122,806

TRANSPORTATION SERVICES - 0.46%
165,896		Lear Corp	2,941,334
		TOTAL TRANSPORTATION SERVICES	2,941,334

WHOLESALE TRADE-NONDURABLE GOODS - 2.34%
151,597		Cardinal Health, Inc	11,297,008
119,429		Supervalu, Inc	3,680,802
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	14,977,810

		TOTAL COMMON STOCKS
		(Cost $567,920,463)	637,967,789

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.19%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.19%
$1,250,000		Federal National Mortgage Association (FNMA), 4.65%, 04/03/06	1,250,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,250,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,249,677)	1,250,000

		TOTAL PORTFOLIO - 100.05%
		(Cost $569,170,140)	639,217,789
		OTHER ASSETS & LIABILITIES, NET - (0.05%)	(328,062)

		NET ASSETS - 100.00%	$638,889,727

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.67%

APPAREL AND ACCESSORY STORES - 1.25%
63,085	*	Chico's FAS, Inc	$2,563,774
31,804		Nordstrom, Inc	1,246,081
		TOTAL APPAREL AND ACCESSORY STORES	3,809,855

APPAREL AND OTHER TEXTILE PRODUCTS - 0.73%
11,883		Cintas Corp	506,453
28,629		Polo Ralph Lauren Corp	1,735,204
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,241,657

BUSINESS SERVICES - 13.96%
206,214	*	Activision, Inc	2,843,691
81,286	*	Adobe Systems, Inc	2,838,507
6,502	*	Affiliated Computer Services, Inc (Class A)	387,909
62,300	*	Akamai Technologies, Inc	2,049,047
31,200	*	aQuantive, Inc	734,448
2,483	*	Autodesk, Inc	95,645
61,761	*	Cerner Corp	2,930,559
55,595	*	Cognizant Technology Solutions Corp	3,307,347
25,094	*	F5 Networks, Inc	1,819,064
16,812	*	Focus Media Holding Ltd	975,432
19,987	*	Getty Images, Inc	1,496,627
42,746		Global Payments, Inc	2,265,965
62,870	*	Iron Mountain, Inc	2,561,324
6,714	*	Kinetic Concepts, Inc	276,415
66,791	*	Monster Worldwide, Inc	3,330,199
84,100		Moody's Corp	6,009,786
41,500	*	NAVTEQ Corp	2,101,975
26,002		Omnicom Group, Inc	2,164,667
79,800	*	Red Hat, Inc	2,232,804
39,779	*	Salesforce.com, Inc	1,445,171
29,056	*	Sohu.com, Inc	775,505
		TOTAL BUSINESS SERVICES	42,642,087

CHEMICALS AND ALLIED PRODUCTS - 7.63%
55,554	*	Adams Respiratory Therapeutics, Inc	2,209,383
5,767		Allergan, Inc	625,720
19,908	*	Celgene Corp	880,332
84,540		Ecolab, Inc	3,229,428
101,798	*	Forest Laboratories, Inc	4,543,245
33,499	*	Genzyme Corp	2,251,803
77,198	*	Medimmune, Inc	2,823,903
54,977		Mylan Laboratories, Inc	1,286,462
23,449	*	PDL BioPharma, Inc	769,127
45,509	*	Sepracor, Inc	2,221,294
86,761	*	VCA Antech, Inc	2,470,953
		TOTAL CHEMICALS AND ALLIED PRODUCTS	23,311,650

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE
COAL MINING - 1.69%
34,904		Consol Energy, Inc	$2,588,481
50,958		Peabody Energy Corp	2,568,793
		TOTAL COAL MINING	5,157,274

COMMUNICATIONS - 4.31%
49,707	*	American Tower Corp (Class A)	1,507,116
71,825	*	NeuStar, Inc	2,226,575
21,762	*	Nextel Partners, Inc (Class A)	616,300
72,596	*	NII Holdings, Inc (Class B)	4,280,986
131,892	*	Univision Communications, Inc (Class A)	4,546,317
		TOTAL COMMUNICATIONS	13,177,294

DEPOSITORY INSTITUTIONS - 1.69%
340,605		Hudson City Bancorp, Inc	4,526,640
23,571		Synovus Financial Corp	638,538
		TOTAL DEPOSITORY INSTITUTIONS	5,165,178

EATING AND DRINKING PLACES - 0.87%
2,583	*	Chipotle Mexican Grill, Inc	143,072
67,537	*	The Cheesecake Factory, Inc	2,529,261
		TOTAL EATING AND DRINKING PLACES	2,672,333

ELECTRIC, GAS, AND SANITARY SERVICES - 1.05%
91,117	*	AES Corp	1,554,456
51,110	*	Southwestern Energy Co	1,645,231
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	3,199,687

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 12.00%
34,219	*	Advanced Micro Devices, Inc	1,134,702
82,743		Amphenol Corp (Class A)	4,317,530
65,640		Analog Devices, Inc	2,513,356
125,338	*	Broadcom Corp (Class A)	5,409,588
37,445	*	Comverse Technology, Inc	881,081
73,455	*	Cypress Semiconductor Corp	1,245,062
35,996		Harman International Industries, Inc	4,000,235
793,415	*	JDS Uniphase Corp	3,308,541
31,009		L-3 Communications Holdings, Inc	2,660,262
43,209		Linear Technology Corp	1,515,772
40,963	*	Marvell Technology Group Ltd	2,216,098
64,731	*	Nvidia Corp	3,706,497
29,790	*	Silicon Laboratories, Inc	1,636,961
53,940	*	Trident Microsystems, Inc	1,567,496
21,651		Xilinx, Inc	551,234
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	36,664,415

ENGINEERING AND MANAGEMENT SERVICES - 2.96%
12,478		Corporate Executive Board Co	1,259,030
82,465		Paychex, Inc	3,435,492
84,531		Quest Diagnostics, Inc	4,336,440
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	9,030,962

FOOD AND KINDRED PRODUCTS - 0.69%
44,762		McCormick & Co, Inc (Non-Vote)	1,515,641
19,737		Pepsi Bottling Group, Inc	599,807
		TOTAL FOOD AND KINDRED PRODUCTS	2,115,448

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE
FURNITURE AND FIXTURES - 1.00%
94,653		Herman Miller, Inc	$3,067,704
		TOTAL FURNITURE AND FIXTURES	3,067,704

FURNITURE AND HOMEFURNISHINGS STORES - 3.59%
152,619	*	Bed Bath & Beyond, Inc	5,860,570
113,232		Circuit City Stores, Inc	2,771,919
49,262	*	GameStop Corp	2,322,211
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	10,954,700

GENERAL BUILDING CONTRACTORS - 1.52%
28,446		Lennar Corp (Class A)	1,717,569
2,676	*	NVR, Inc	1,977,430
24,626		Pulte Homes, Inc	946,131
		TOTAL GENERAL BUILDING CONTRACTORS	4,641,130

GENERAL MERCHANDISE STORES - 0.55%
68,285		TJX Cos, Inc	1,694,834
		TOTAL GENERAL MERCHANDISE STORES	1,694,834

HEALTH SERVICES - 3.50%
49,702	*	Coventry Health Care, Inc	2,682,914
75,510	*	DaVita, Inc	4,546,457
14,500	*	Laboratory Corp of America Holdings	847,960
58,739		Manor Care, Inc	2,605,075
		TOTAL HEALTH SERVICES	10,682,406

HEAVY CONSTRUCTION, EXCEPT BUILDING - 1.02%
36,098	*	Jacobs Engineering Group, Inc	3,131,141
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	3,131,141

HOLDING AND OTHER INVESTMENT OFFICES - 0.83%
25,046		Global Signal, Inc	1,232,263
12,846		iShares Russell Midcap Growth Index Fund	1,301,942
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,534,205

HOTELS AND OTHER LODGING PLACES - 1.88%
91,658		Hilton Hotels Corp	2,333,613
43,021		Station Casinos, Inc	3,414,577
		TOTAL HOTELS AND OTHER LODGING PLACES	5,748,190

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.41%
5,974		Eaton Corp	435,923
78,097		Joy Global, Inc	4,667,858
31,040	*	Juniper Networks, Inc	593,485
60,446	*	Netgear, Inc	1,149,078
155,003	*	Network Appliance, Inc	5,584,758
21,998	*	Rackable Systems, Inc	1,162,594
17,310		Rockwell Automation, Inc	1,244,762
12,477	*	SanDisk Corp	717,677
24,482		Smith International, Inc	953,819
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	16,509,954

INSTRUMENTS AND RELATED PRODUCTS - 6.01%
9,140	*	Affymetrix, Inc	300,980
44,522	*	Agilent Technologies, Inc	1,671,801
38,080		Bard (C.R.), Inc	2,582,205
49,388		Biomet, Inc	1,754,262

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE
24,760		Cooper Cos, Inc	$1,337,783
36,414	*	Cytyc Corp	1,026,147
24,348	*	Eagle Test Systems, Inc	374,959
51,531	*	Fisher Scientific International, Inc	3,506,685
59,705		Kla-Tencor Corp	2,887,334
71,200	*	St. Jude Medical, Inc	2,919,200
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	18,361,356

INSURANCE AGENTS, BROKERS AND SERVICE - 0.62%
42,110	*	ChoicePoint, Inc	1,884,423
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,884,423

LEATHER AND LEATHER PRODUCTS - 0.51%
44,994	*	Coach, Inc	1,555,893
		TOTAL LEATHER AND LEATHER PRODUCTS	1,555,893

METAL MINING - 1.48%
75,468		Freeport-McMoRan Copper & Gold, Inc (Class A)	4,510,722
		TOTAL METAL MINING	4,510,722

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.46%
17,346		Fortune Brands, Inc	1,398,608
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,398,608

OIL AND GAS EXTRACTION - 5.77%
48,066		Baker Hughes, Inc	3,287,714
17,404		BJ Services Co	602,178
65,059		ENSCO International, Inc	3,347,286
66,674		Equitable Resources, Inc	2,434,268
20,303		GlobalSantaFe Corp	1,233,407
26,842	*	National Oilwell Varco, Inc	1,721,109
56,936		Noble Energy, Inc	2,500,629
57,001		XTO Energy, Inc	2,483,534
		TOTAL OIL AND GAS EXTRACTION	17,610,125

PETROLEUM AND COAL PRODUCTS - 2.16%
58,432		EOG Resources, Inc	4,207,104
23,026		Murphy Oil Corp	1,147,155
16,182		Sunoco, Inc	1,255,238
		TOTAL PETROLEUM AND COAL PRODUCTS	6,609,497

PRINTING AND PUBLISHING - 0.92%
32,400		Dow Jones & Co, Inc	1,273,320
51,279	*	VistaPrint Ltd	1,530,678
		TOTAL PRINTING AND PUBLISHING	2,803,998

RAILROAD TRANSPORTATION - 0.55%
27,970		CSX Corp	1,672,605
		TOTAL RAILROAD TRANSPORTATION	1,672,605

REAL ESTATE - 1.08%
40,857	*	CB Richard Ellis Group, Inc	3,297,160
		TOTAL REAL ESTATE	3,297,160

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
5,949	*	CROCS, Inc	149,617
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	149,617

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES			VALUE
SECURITY AND COMMODITY BROKERS - 5.72%
98,232		Charles Schwab Corp	$1,690,573
11,162		Chicago Mercantile Exchange Holdings, Inc	4,994,995
31,105	*	E*Trade Financial Corp	839,213
17,930	*	GFI Group, Inc	930,746
48,545		Greenhill & Co, Inc	3,209,310
11,129		Legg Mason, Inc	1,394,798
27,168		Nuveen Investments, Inc	1,308,139
9,068		T Rowe Price Group, Inc	709,208
111,524		TD Ameritrade Holding Corp	2,327,506
3,041	*	Thomas Weisel Partners Group, Inc	66,598
		TOTAL SECURITY AND COMMODITY BROKERS	17,471,086

STONE, CLAY, AND GLASS PRODUCTS - 0.54%
117,390		Rinker Group Ltd	1,661,543
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,661,543

TRANSPORTATION BY AIR - 1.02%
172,579		Southwest Airlines Co	3,104,696
		TOTAL TRANSPORTATION BY AIR	3,104,696

TRANSPORTATION EQUIPMENT - 1.45%
21,700		ITT Industries, Inc	1,219,974
25,495		Rockwell Collins, Inc	1,436,643
68,510	*	TransDigm Group, Inc	1,764,133
		TOTAL TRANSPORTATION EQUIPMENT	4,420,750

TRANSPORTATION SERVICES - 1.16%
25,438		CH Robinson Worldwide, Inc	1,248,751
8,831		Expeditors International Washington, Inc	762,910
48,599		UTI Worldwide, Inc	1,535,728
		TOTAL TRANSPORTATION SERVICES	3,547,389

WHOLESALE TRADE-DURABLE GOODS - 2.04%
16,500	*	Advanced Medical Optics, Inc	769,560
64,146	*	Aviall, Inc	2,442,680
69,946	*	Avnet, Inc	1,775,229
43,080	*	H&E Equipment Services, Inc	1,254,490
		TOTAL WHOLESALE TRADE-DURABLE GOODS	6,241,959

		TOTAL COMMON STOCKS	304,453,531
		(Cost $252,274,691)

PRINCIPAL
SHORT-TERM INVESTMENTS - 1.02%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.02%
$3,110,000		Federal National Mortgage Association (FNMA), 4.650%, 04/03/06	3,110,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	3,110,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $3,109,197)	3,110,000

		TOTAL PORTFOLIO - 100.69%
		(Cost $255,383,888)	307,563,531
		OTHER ASSETS & LIABILITIES, NET - (0.69%)	(2,109,777)
		NET ASSETS - 100.00%	$305,453,754

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.97%

AMUSEMENT AND RECREATION SERVICES - 0.97%
58,000		GTECH Holdings Corp	$1,974,900
31,000		Harrah's Entertainment, Inc	2,416,760
		TOTAL AMUSEMENT AND RECREATION SERVICES	4,391,660

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
14,000		Jones Apparel Group, Inc	495,180
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	495,180

BUSINESS SERVICES - 2.38%
90,000		Accenture Ltd (Class A)	2,706,300
22,800	*	Affiliated Computer Services, Inc (Class A)	1,360,248
31,000		Automatic Data Processing, Inc	1,416,080
160,000	*	BearingPoint, Inc	1,358,400
29,000		First Data Corp	1,357,780
48,000	*	McAfee, Inc	1,167,840
39,000		Waste Management, Inc	1,376,700
		TOTAL BUSINESS SERVICES	10,743,348

CHEMICALS AND ALLIED PRODUCTS - 6.64%
74,000		Akzo Nobel NV (Spon ADR)	3,903,500
47,000	*	Biogen Idec, Inc	2,213,700
60,000		Celanese Corp (Series A)	1,258,200
51,000		Clorox Co	3,052,350
51,000		Cytec Industries, Inc	3,060,510
29,000		Georgia Gulf Corp	753,710
123,000	*	Hercules, Inc	1,697,400
40,000		Nova Chemicals Corp	1,141,437
42,000		PPG Industries, Inc	2,660,700
56,000	*	Rockwood Holdings, Inc	1,289,120
40,500		Rohm & Haas Co	1,979,235
37,600	*	Sepracor, Inc	1,835,256
36,000		Sigma-Aldrich Corp	2,368,440
4,637	*	Tronox, Inc	78,783
40,000		Valspar Corp	1,114,800
44,000		Westlake Chemical Corp	1,520,200
		TOTAL CHEMICALS AND ALLIED PRODUCTS	29,927,341

COMMUNICATIONS - 1.83%
40,000		Cablevision Systems Corp (Class A)	1,068,000
22,000		CenturyTel, Inc	860,640
37,000	*	EchoStar Communications Corp (Class A)	1,105,190
255,000	*	Gemstar-TV Guide International, Inc	787,950
123,000		PanAmSat Holding Corp	3,052,860
200,000	*	Qwest Communications International, Inc	1,360,000
		TOTAL COMMUNICATIONS	8,234,640

DEPOSITORY INSTITUTIONS - 10.91%
40,000		AmSouth Bancorp	1,082,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE
46,000		Astoria Financial Corp	$1,424,160
108,000		Bank of New York Co, Inc	3,892,320
31,000		CIT Group, Inc	1,659,120
69,000		Compass Bancshares, Inc	3,492,090
18,000		Cullen/Frost Bankers, Inc	967,500
885,132		Hudson City Bancorp, Inc	11,763,404
20,000		Interchange Financial Services Corp	380,000
60,000		Keycorp	2,208,000
17,000		M&T Bank Corp	1,940,380
101,500		Marshall & Ilsley Corp	4,423,370
88,000		Mellon Financial Corp	3,132,800
58,500		Mercantile Bankshares Corp	2,249,325
68,000		New York Community Bancorp, Inc	1,191,360
88,000		North Fork Bancorporation, Inc	2,537,040
70,000		South Financial Group, Inc	1,830,500
95,000		Valley National Bancorp	2,433,900
30,700		Zions Bancorporation	2,539,811
		TOTAL DEPOSITORY INSTITUTIONS	49,147,080

EATING AND DRINKING PLACES - 0.24%
26,000		Brinker International, Inc	1,098,500
		TOTAL EATING AND DRINKING PLACES	1,098,500

ELECTRIC, GAS, AND SANITARY SERVICES - 12.41%
177,000	*	Allegheny Energy, Inc	5,991,450
36,000		Cinergy Corp	1,634,760
50,000	*	CMS Energy Corp	647,500
80,000		Constellation Energy Group, Inc	4,376,800
60,000		DPL, Inc	1,620,000
20,000		DTE Energy Co	801,800
225,000	*	Dynegy, Inc (Class A)	1,080,000
33,000		Edison International	1,358,940
211,000		El Paso Corp	2,542,550
60,000		Energy East Corp	1,458,000
48,500		FirstEnergy Corp	2,371,650
83,273	*	Mirant Corp	2,081,825
83,000		National Fuel Gas Co	2,715,760
43,000		Northeast Utilities	839,790
91,000		NorthWestern Corp	2,833,740
69,000	*	NRG Energy, Inc	3,120,180
102,000		Pepco Holdings, Inc	2,324,580
80,000		PG&E Corp	3,112,000
100,000		PPL Corp	2,940,000
70,000		Public Service Enterprise Group, Inc	4,482,800
59,000		Questar Corp	4,132,950
25,500		TXU Corp	1,141,380
49,000		Williams Cos, Inc	1,048,110
70,000		Xcel Energy, Inc	1,270,500
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	55,927,065

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.82%
80,000	*	ADC Telecommunications, Inc	2,047,200
190,000	*	Atmel Corp	896,800
90,000	*	Avnet, Inc	2,284,200
245,000	*	Brocade Communications Systems, Inc	1,636,600
157,000	*	Cypress Semiconductor Corp	2,661,150
75,000	*	Freescale Semiconductor, Inc (Class B)	2,082,750

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE
47,000	*	Infineon Technologies AG.	$483,160
640,000	*	JDS Uniphase Corp	2,668,800
33,500		L-3 Communications Holdings, Inc	2,873,965
1,210,000	*	Lucent Technologies, Inc	3,690,500
75,000	*	Micron Technology, Inc	1,104,000
220,000	*	Nortel Networks Corp (U.S.)	671,000
38,000	*	Novellus Systems, Inc	912,000
55,000		RadioShack Corp	1,057,650
245,000	*	Sycamore Networks, Inc	1,151,500
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	26,221,275

FABRICATED METAL PRODUCTS - 0.97%
61,000		Ball Corp	2,673,630
97,000	*	Crown Holdings, Inc	1,720,780
		TOTAL FABRICATED METAL PRODUCTS	4,394,410

FOOD AND KINDRED PRODUCTS - 3.34%
142,000		Archer Daniels Midland Co	4,778,300
21,500		Bunge Ltd	1,197,765
211,000		Coca-Cola Enterprises, Inc	4,291,740
70,000	*	Constellation Brands, Inc (Class A)	1,753,500
42,000	*	Smithfield Foods, Inc	1,232,280
130,000		Tyson Foods, Inc (Class A)	1,786,200
		TOTAL FOOD AND KINDRED PRODUCTS	15,039,785

FOOD STORES - 2.06%
324,000		Kroger Co	6,596,640
87,000		Supervalu, Inc	2,681,340
		TOTAL FOOD STORES	9,277,980

GENERAL BUILDING CONTRACTORS - 1.01%
38,000		Lennar Corp (Class A)	2,294,440
59,000		Pulte Homes, Inc	2,266,780
		TOTAL GENERAL BUILDING CONTRACTORS	4,561,220

GENERAL MERCHANDISE STORES - 2.49%
70,500		Federated Department Stores, Inc	5,146,500
38,000		JC Penney Co, Inc	2,295,580
152,000		TJX Cos, Inc	3,772,640
		TOTAL GENERAL MERCHANDISE STORES	11,214,720

HEALTH SERVICES - 3.18%
53,000		Cigna Corp	6,922,860
322,409	*	Healthsouth Corp	1,608,821
84,000		McKesson Corp	4,378,920
18,600	*	WellPoint, Inc	1,440,198
		TOTAL HEALTH SERVICES	14,350,799

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.51%
51,517	*	Infrasource Services, Inc	886,608
43,000		Macquarie Infrastructure Co Trust	1,397,500
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	2,284,108

HOLDING AND OTHER INVESTMENT OFFICES - 9.00%
29,000		AMB Property Corp	1,573,830
33,000		Archstone-Smith Trust	1,609,410
47,000		Arden Realty, Inc	2,121,110

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE
33,500		Boston Properties, Inc	$3,123,875
24,302	v	Crystal River Capital, Inc	607,550
51,000		Developers Diversified Realty Corp	2,792,250
29,000		Equity Residential	1,356,910
47,000		General Growth Properties, Inc	2,296,890
61,329	v*	GSC Capital Corp	1,533,225
78,020		iShares Russell Midcap Value Index Fund	10,407,868
37,600		iStar Financial, Inc	1,439,328
36,000		Mills Corp	1,008,000
62,652		Prologis	3,351,882
15,000		Public Storage, Inc	1,218,450
35,000		Rayonier, Inc	1,595,650
38,000		Reckson Associates Realty Corp	1,741,160
52,500		Trizec Properties, Inc	1,350,825
15,000		Vornado Realty Trust	1,440,000
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	40,568,213

HOTELS AND OTHER LODGING PLACES - 1.18%
55,000		Accor S.A.	3,166,175
31,500	*	Starwood Hotels & Resorts Worldwide, Inc	2,133,495
		TOTAL HOTELS AND OTHER LODGING PLACES	5,299,670

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.49%
40,000		American Standard Cos, Inc	1,714,400
17,000		Deere & Co	1,343,850
50,000		Eaton Corp	3,648,500
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	6,706,750

INSTRUMENTS AND RELATED PRODUCTS - 2.80%
66,000	*	Agilent Technologies, Inc	2,478,300
22,500		Cooper Cos, Inc	1,215,675
29,000	*	Mettler-Toledo International, Inc	1,749,860
35,000		Pitney Bowes, Inc	1,502,550
35,000	*	Waters Corp	1,510,250
274,000	*	Xerox Corp	4,164,800
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	12,621,435

INSURANCE AGENTS, BROKERS AND SERVICE - 1.05%
54,000		AON Corp	2,241,540
85,000		Marsh & McLennan Cos, Inc	2,495,600
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,737,140

INSURANCE CARRIERS - 6.31%
71,400		Aegon NV	1,315,902
49,000		Aspen Insurance Holdings Ltd	1,208,340
56,000	*	CNA Financial Corp	1,783,040
121,000	*	Conseco, Inc	3,003,220
137,000		Genworth Financial, Inc	4,579,910
94,000		Max Re Capital Ltd	2,237,200
27,000		MGIC Investment Corp	1,799,010
47,500		PartnerRe Ltd	2,949,275
45,500		Safeco Corp	2,284,555
38,000		St. Paul Travelers Cos, Inc	1,588,020
140,000		UnumProvident Corp	2,867,200
44,000		XL Capital Ltd (Class A)	2,820,840
		TOTAL INSURANCE CARRIERS	28,436,512

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE
LUMBER AND WOOD PRODUCTS - 1.01%
123,000		Plum Creek Timber Co, Inc	$4,542,390
		TOTAL LUMBER AND WOOD PRODUCTS	4,542,390

METAL MINING - 2.07%
34,000	*	Barrick Gold Corp (U.S.)	926,160
44,500	*	Inco Ltd	2,220,105
48,000		Phelps Dodge Corp	3,865,440
36,000		Teck Cominco Ltd (Class B)	2,318,738
		TOTAL METAL MINING	9,330,443

MISCELLANEOUS RETAIL - 2.17%
74,000		Alberto-Culver Co	3,273,020
83,000	*	Office Depot, Inc	3,090,920
505,000	*	Rite Aid Corp	2,020,000
10,500	*	Sears Holdings Corp	1,388,520
			9,772,460
		TOTAL MISCELLANEOUS RETAIL

OIL AND GAS EXTRACTION - 4.06%
33,000	*	Cooper Cameron Corp	1,454,640
10,500		Diamond Offshore Drilling, Inc	939,750
23,000		Kerr-McGee Corp	2,196,040
34,000	*	National Oilwell Varco, Inc	2,180,080
66,000	*	Newfield Exploration Co	2,765,400
11,000		Noble Corp	892,100
104,000		Noble Energy, Inc	4,567,680
79,000	*	Pride International, Inc	2,463,220
10,400	*	Transocean, Inc	835,120
		TOTAL OIL AND GAS EXTRACTION	18,294,030

PAPER AND ALLIED PRODUCTS - 1.72%
24,000		Bowater, Inc	709,920
71,000		MeadWestvaco Corp	1,939,010
43,000		Packaging Corp of America	964,920
61,100		Temple-Inland, Inc	2,722,005
99,000		Wausau Paper Corp	1,402,830
		TOTAL PAPER AND ALLIED PRODUCTS	7,738,685

PETROLEUM AND COAL PRODUCTS - 0.80%
17,600		Amerada Hess Corp	2,506,240
14,700		Marathon Oil Corp	1,119,699
		TOTAL PETROLEUM AND COAL PRODUCTS	3,625,939

PRINTING AND PUBLISHING - 1.96%
95,000		CBS Corp	2,278,100
34,000		Meredith Corp	1,896,860
169,000		Tribune Co	4,635,670
		TOTAL PRINTING AND PUBLISHING	8,810,630

RAILROAD TRANSPORTATION - 1.33%
58,000		CSX Corp	3,468,400
47,000		Norfolk Southern Corp	2,541,290
		TOTAL RAILROAD TRANSPORTATION	6,009,690

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.93%
43,000	*	Jarden Corp	1,412,550

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES			VALUE
110,000		Newell Rubbermaid, Inc	$2,770,900
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	4,183,450

SECURITY AND COMMODITY BROKERS - 1.32%
33,500		Bear Stearns Cos, Inc	4,646,450
57,000		Waddell & Reed Financial, Inc (Class A)	1,316,700
		TOTAL SECURITY AND COMMODITY BROKERS	5,963,150

STONE, CLAY, AND GLASS PRODUCTS - 0.92%
120,000	*	Owens-Illinois, Inc	2,084,400
144,000		Rinker Group Ltd	2,038,182
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	4,122,582

TOBACCO PRODUCTS - 1.64%
156,000		Loews Corp (Carolina Group)	7,374,120
		TOTAL TOBACCO PRODUCTS	7,374,120

TRANSPORTATION BY AIR - 0.25%
28,000	*	UAL Corp	1,118,040
		TOTAL TRANSPORTATION BY AIR	1,118,040

TRANSPORTATION EQUIPMENT - 1.90%
56,000		Autoliv, Inc	3,168,480
30,000	*	Aviall, Inc	1,142,400
22,000		Empresa Brasileira de Aeronautica S.A. (ADR)	810,700
28,000		General Dynamics Corp	1,791,440
74,000	*	K&F Industries Holdings, Inc	1,228,400
17,251	*	TransDigm Group, Inc	444,213
		TOTAL TRANSPORTATION EQUIPMENT	8,585,633

TRANSPORTATION SERVICES - 0.28%
43,000	*	IAC/InterActiveCorp	1,267,210
		TOTAL TRANSPORTATION SERVICES	1,267,210

WATER TRANSPORTATION - 0.47%
118,000		Aries Maritime Transport Ltd	1,648,460
68,000	*	TBS International Ltd	462,400
		TOTAL WATER TRANSPORTATION	2,110,860

WHOLESALE TRADE-NONDURABLE GOODS - 0.44%
83,000	*	Andrx Corp	1,970,420
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,970,420

		TOTAL COMMON STOCKS
		(Cost $398,489,560)	450,498,563

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.29%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.29%
$ 1,290,000		Federal National Mortgage Association (FNMA), 4.650%, 04/03/06	1,290,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,290,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,289,667)	1,290,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

		VALUE
	TOTAL PORTFOLIO - 100.26%
	(Cost $399,779,227)	$451,788,563
	OTHER ASSETS & LIABILITIES, NET - (0.26%)	(1,175,459)

	NET ASSETS - 100.00%	$450,613,104

*	Non-income producing
v	Security valued at fair value

	For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.46%

AGRICULTURAL PRODUCTION-CROPS - 0.19%
49,860		Chiquita Brands International, Inc	$836,152
		TOTAL AGRICULTURAL PRODUCTION-CROPS	836,152

AMUSEMENT AND RECREATION SERVICES - 0.10%
700		Dover Downs Gaming & Entertainment, Inc	15,239
19,800	*	MTR Gaming Group, Inc	203,940
7,400	*	Pinnacle Entertainment, Inc	208,458
		TOTAL AMUSEMENT AND RECREATION SERVICES	427,637

APPAREL AND ACCESSORY STORES - 2.82%
51,950	*	Aeropostale, Inc	1,566,812
6,200		Buckle, Inc	253,890
20,100		Burlington Coat Factory Warehouse Corp	913,545
4,769	*	Cache, Inc	87,463
12,000		Cato Corp (Class A)	286,320
18,845	*	Charlotte Russe Holding, Inc	403,283
34,614	*	Charming Shoppes, Inc	514,710
10,100		Christopher & Banks Corp	234,421
5,543	*	Dress Barn, Inc	265,787
6,746		Finish Line, Inc (Class A)	110,972
21,300	*	Genesco, Inc	828,357
8,600	*	Guess ?, Inc	336,346
72,100	*	New York & Co, Inc	1,077,174
44,773	*	Pacific Sunwear Of California, Inc	992,170
47,500	*	Payless Shoesource, Inc	1,087,275
7,381	*	Shoe Carnival, Inc	184,377
33,632		Stage Stores, Inc	1,000,552
27,385		Stein Mart, Inc	477,047
7,500		Talbots, Inc	201,525
28,300	*	Too, Inc	972,105
87,699	*	Wilsons The Leather Experts, Inc	342,026
		TOTAL APPAREL AND ACCESSORY STORES	12,136,157

APPAREL AND OTHER TEXTILE PRODUCTS - 0.35%
16,200	*	Gymboree Corp	421,848
5,000		Kellwood Co	156,950
4,100		Oxford Industries, Inc	209,633
8,300		Phillips-Van Heusen Corp	317,143
2,500		Unifirst Corp	83,050
13,867	*	Warnaco Group, Inc	332,808
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,521,432

AUTO REPAIR, SERVICES AND PARKING - 0.12%
3,758	*	Amerco, Inc	371,929
8,300		Central Parking Corp	132,800
		TOTAL AUTO REPAIR, SERVICES AND PARKING	504,729

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.62%
3,500	*	Asbury Automotive Group, Inc	$69,020
44,403		Casey's General Stores, Inc	1,015,497
40,500	*	CSK Auto Corp	561,735
8,200	*	Group 1 Automotive, Inc	389,828
4,400		Lithia Motors, Inc (Class A)	152,680
10,859		Sonic Automotive, Inc	301,446
4,003		United Auto Group, Inc	172,129
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	2,662,335

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.15%
17,569		Building Material Holding Corp	626,159
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	626,159

BUSINESS SERVICES - 9.42%
10,900		ABM Industries, Inc	208,953
7,951		Acxiom Corp	205,454
16,746	*	Advent Software, Inc	475,921
3,700	*	American Reprographics Co	128,353
1,728	*	Ansoft Corp	72,040
5,310	*	Ansys, Inc	287,537
4,200	*	Anteon International Corp	229,152
21,700	*	Applera Corp (Celera Genomics Group)	253,673
9,000	*	aQuantive, Inc	211,860
32,778	*	Arbinet-thexchange, Inc	241,246
13,202	*	AsiaInfo Holdings, Inc	66,010
49,960	*	Asset Acceptance Capital Corp	972,721
27,000	*	BearingPoint, Inc	229,230
5,074		Black Box Corp	243,806
25,897		Blackbaud, Inc	548,757
11,971	*	Blackboard, Inc	340,096
23,156		Catalina Marketing Corp	534,904
171,820	*	CMGI, Inc	254,294
17,400	*	CNET Networks, Inc	247,254
6,650		Computer Programs & Systems, Inc	332,500
20,334	*	Covansys Corp	349,541
8,542	*	CSG Systems International, Inc	198,687
32,924	*	Digital Insight Corp	1,198,434
134,898	*	Earthlink, Inc	1,288,276
17,100	*	eFunds Corp	441,864
203,978	*	Entrust, Inc	917,901
12,078	*	Epicor Software Corp	162,208
30,500	*	eResearch Technology, Inc	438,895
9,900	*	Escala Group, Inc	259,281
16,150		Factset Research Systems, Inc	716,253
33,603	*	Filenet Corp	907,953
7,800		Healthcare Services Group	166,608
7,053	*	Infocrossing, Inc	84,989
34,100	*	Informatica Corp	530,255
29,910	*	Infospace, Inc	835,985
14,002		infoUSA, Inc	181,746
8,342	*	Intergraph Corp	347,528
25,601	*	Internet Security Systems, Inc	613,912
8,400		Interpool, Inc	169,680
7,014	*	iPayment, Inc	300,550
10,500		Jack Henry & Associates, Inc	240,135
63,476	*	JDA Software Group, Inc	916,593

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
8,581	*	Jupitermedia Corp	$154,286
70,500	*	Keane, Inc	1,110,375
12,886	*	Keynote Systems, Inc	147,416
12,360	*	Kforce, Inc	157,590
44,715	*	Korn/Ferry International	911,739
28,562	*	Kronos, Inc	1,067,933
29,900	*	Labor Ready, Inc	716,105
34,569	*	Mentor Graphics Corp	381,987
6,200	*	Mercury Computer Systems, Inc	100,440
14,385	*	Micros Systems, Inc	662,717
3,214	*	MicroStrategy, Inc	338,402
48,900	*	MPS Group, Inc	748,170
10,451	*	MRO Software, Inc	166,798
18,879	*	NCO Group, Inc	448,376
6,430	*	Ness Technologies, Inc	80,954
14,100	*	Openwave Systems, Inc	304,278
96,470	*	Packeteer, Inc	1,119,052
100,118	*	Parametric Technology Corp	1,634,927
34,000	*	Perot Systems Corp (Class A)	529,040
32,517	*	Portalplayer, Inc	722,853
3,300	*	PRA International	81,807
25,531	*	Priceline.com, Inc	634,190
1,312		QAD, Inc	9,814
14,183	*	Quest Software, Inc	236,856
42,842	*	RealNetworks, Inc	353,447
277	*	Redback Networks, Inc Wts	3,823
263	*	Redback Networks, Inc Wts	4,526
11,000	*	Rent-Way, Inc	79,310
37,733		Rollins, Inc	763,716
13,361	*	Secure Computing Corp	154,186
5,410	*	Sohu.com, Inc	144,393
27,800	*	Sonus Networks, Inc	152,344
15,700	*	Sotheby's Holdings, Inc (Class A)	455,928
19,235	*	Sourcecorp	463,756
89,300	*	Spherion Corp	928,720
6,246	*	SPSS, Inc	197,748
3,200	*	SSA Global Technologies, Inc	51,296
20,166	*	SYKES Enterprises, Inc	285,954
44,087	*	Syniverse Holdings, Inc	696,575
10,352	*	TeleTech Holdings, Inc	115,011
9,693	*	THQ, Inc	250,952
105,927	*	TIBCO Software, Inc	885,550
11,320	*	Transaction Systems Architects, Inc	353,297
2,892	*	Travelzoo, Inc	56,625
57,805	*	Trizetto Group, Inc	1,016,790
26,935	*	Ulticom, Inc	289,551
45,267		United Online, Inc	582,134
30,000	*	Valassis Communications, Inc	881,100
13,700	*	Valueclick, Inc	231,804
15,800		Viad Corp	541,624
7,805	*	WebEx Communications, Inc	262,794
37,300	*	Wind River Systems, Inc	464,385
		TOTAL BUSINESS SERVICES	40,484,479

CHEMICALS AND ALLIED PRODUCTS - 6.19%
26,400	*	Abgenix, Inc	594,000
22,546	*	Adams Respiratory Therapeutics, Inc	896,654

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
11,453	*	Adolor Corp	$272,581
39,045	*	Alkermes, Inc	860,942
37,700		Alpharma, Inc (Class A)	1,011,114
32,319	*	Amylin Pharmaceuticals, Inc	1,582,015
28,800	*	Bentley Pharmaceuticals, Inc	378,720
21,495	*	BioMarin Pharmaceuticals, Inc	288,463
4,825	*	Biosite, Inc	250,562
13,341	*	Chattem, Inc	502,289
16,913	*	Connetics Corp	286,337
15,700	*	Cubist Pharmaceuticals, Inc	360,629
3,600		Diagnostic Products Corp	171,468
9,400	*	Digene Corp	367,540
30,534		Georgia Gulf Corp	793,579
8,691		H.B. Fuller Co	446,196
2,250	*	Hi-Tech Pharmacal Co, Inc	63,450
38,487	*	Human Genome Sciences, Inc	418,354
18,758	*	ICOS Corp	413,614
7,185	*	Immucor, Inc	206,138
80	*	Impax Laboratories, Inc	799
13,500	*	KV Pharmaceutical Co (Class A)	325,620
27	*	Ligand Pharmaceuticals, Inc (Class B)	347
58,066		Mannatech, Inc	1,009,187
4,879	*	Martek Biosciences Corp	160,178
32,568	*	Medarex, Inc	430,549
14,584	*	Medicines Co	299,993
13,400		Medicis Pharmaceutical Corp (Class A)	436,840
5,527		Meridian Bioscience, Inc	149,118
6,100	*	Myogen, Inc	221,003
11,470	*	Myriad Genetics, Inc	299,252
12,641	*	Nektar Therapeutics	257,624
10,791	*	Neurocrine Biosciences, Inc	696,451
11,000	*	New River Pharmaceuticals, Inc	365,310
15,600	*	NewMarket Corp	742,404
41,100		Olin Corp	882,417
11,900	*	Onyx Pharmaceuticals, Inc	312,494
44,509	*	Pain Therapeutics, Inc	483,813
24,692		Perrigo Co	402,727
55,410	*	Pharmion Corp	998,488
29,007	*	Pioneer Cos, Inc	884,714
23,800	*	PolyOne Corp	221,816
30,990	*	Rockwood Holdings, Inc	713,390
8,000	*	Rogers Corp	435,840
13,209	*	Salix Pharmaceuticals Ltd	218,081
28,415		Schulman (A.), Inc	703,271
16,506	*	Serologicals Corp	403,737
15,226	*	United Therapeutics Corp	1,009,179
15,025	*	USANA Health Sciences, Inc	626,843
15,950	*	Ventana Medical Systems, Inc	666,232
27,754	*	Vertex Pharmaceuticals, Inc	1,015,519
50,913	*	ViaCell, Inc	280,531
5,000		WD-40 Co	154,250
10,900		Westlake Chemical Corp	376,595
21,385	*	WR Grace & Co	284,421
		TOTAL CHEMICALS AND ALLIED PRODUCTS	26,633,678

COMMUNICATIONS - 1.55%
40,337		Centennial Communications Corp	295,670

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
50,400	*	Cincinnati Bell, Inc	$227,808
34,100		Citadel Broadcasting Corp	378,169
13,500		CT Communications, Inc	183,465
21,400	*	Entercom Communications Corp	597,488
57,684	*	General Communication, Inc (Class A)	697,400
6,454		Golden Telecom, Inc	193,943
15,700		Gray Television, Inc	131,880
6,900		Iowa Telecommunications Services, Inc	131,652
7,110	*	j2 Global Communications, Inc	334,170
101,000	*	Level 3 Communications, Inc	523,180
20,100	*	Mastec, Inc	284,817
14,700	*	NeuStar, Inc	455,700
4,163		North Pittsburgh Systems, Inc	97,164
79,566	*	Premiere Global Services, Inc	640,506
3	v*	RCN Corp Wts 12/21/06	0
13,100	*	Saga Communications, Inc (Class A)	126,677
9,247	*	Salem Communications Corp (Class A)	138,797
9,888	*	SBA Communications Corp	231,478
472		Shenandoah Telecom Co	21,235
41,386	*	Talk America Holdings, Inc	353,023
51,946	*	Ubiquitel, Inc	524,655
23,340	*	Wireless Facilities, Inc	93,827
		TOTAL COMMUNICATIONS	6,662,704

DEPOSITORY INSTITUTIONS - 8.95%
5,037		1st Source Corp	151,009
3,332	*	ACE Cash Express, Inc	82,933
3,031		Ameris Bancorp	70,501
15,231		Anchor Bancorp Wisconsin, Inc	461,652
17,960		Bancfirst Corp	783,056
12,300		Bancorpsouth, Inc	295,323
17,772		Bank Mutual Corp	210,420
10,776		Bank of Granite Corp	218,430
5,400		Boston Private Financial Holdings, Inc	182,466
2,898	*	Capital Crossing Bank	92,330
13,271		Cathay General Bancorp	499,520
6,984		Center Financial Corp	169,222
43,100		Central Pacific Financial Corp	1,582,632
8,426		Chemical Financial Corp	272,244
21,600		Chittenden Corp	625,752
51,668		Citizens Banking Corp	1,387,286
11,698		City Holding Co	430,369
1		Coastal Financial Corp	14
1,900	*	Community Bancorp	58,843
37,500		Community Bank System, Inc	837,375
6,277		Community Trust Bancorp, Inc	212,790
16,205		Corus Bankshares, Inc	963,225
23,411	*	EuroBancshares, Inc	276,016
20,000		First Bancorp (Puerto Rico)	247,200
3,907		First Citizens Bancshares, Inc (Class A)	754,051
8,800		First Community Bancorp, Inc	507,408
400		First Community Bancshares, Inc	12,792
8,367		First Financial Holdings, Inc	265,234
1,221		First Merchants Corp	32,381
14,895		First Midwest Bancorp, Inc	544,710
81,064		First Niagara Financial Group, Inc	1,188,398
1,198	*	First Regional Bancorp	106,778

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
6,500		First Republic Bank	$245,830
17,800	*	FirstFed Financial Corp	1,064,618
4,100		Flushing Financial Corp	71,586
6,549		FNB Corp (Virginia)	222,535
36,880	*	Franklin Bank Corp	709,202
1,731		Fulton Financial Corp	29,773
61,730		Gold Banc Corp, Inc	1,130,894
47,549		Greater Bay Bancorp	1,319,009
72,803		Hanmi Financial Corp	1,314,822
4,520		Harbor Florida Bancshares, Inc	171,172
4,600		Independent Bank Corp (Massachusetts)	147,890
14,796		Integra Bank Corp	338,237
8,375	*	ITLA Capital Corp	403,843
3,700		Macatawa Bank Corp	140,267
33,564		MAF Bancorp, Inc	1,469,096
41,083		MB Financial, Inc	1,454,338
3,453		Mercantile Bank Corp	135,012
19,719		Mid-State Bancshares	580,330
13,800		MoneyGram International, Inc	423,936
19,300		NewAlliance Bancshares, Inc	278,499
3,900	*	Ocwen Financial Corp	39,858
21,200		Old National Bancorp	458,768
14,200		Pacific Capital Bancorp	480,528
1,900		Park National Corp	202,350
4,271		Pennfed Financial Services, Inc	81,875
39,400		PFF Bancorp, Inc	1,328,174
19,704		Placer Sierra Bancshares	562,549
1,300		Preferred Bank	65,637
4,325		Premierwest Bancorp	80,013
10,292		Provident Bankshares Corp	375,143
2,233		Provident Financial Holdings	72,796
22,600		Provident Financial Services, Inc	409,060
8,690		R & G Financial Corp (Class B)	110,015
47,500		Republic Bancorp, Inc (Michigan)	571,900
6,189		S&T Bancorp, Inc	226,394
8,749		Sierra Bancorp	225,374
6,940		Simmons First National Corp (Class A)	206,534
9,000		Southwest Bancorp, Inc	200,160
2,900	*	State National Bancshares, Inc	79,025
13,400		Sterling Bancshares, Inc	241,870
4,272		Sterling Financial Corp (Pennsylvania)	93,300
19,873		Sterling Financial Corp (Spokane)	576,317
9,457		Suffolk Bancorp	328,158
26,286	*	Sun Bancorp, Inc (New Jersey)	512,577
18,208	*	SVB Financial Group	965,934
20,606		Taylor Capital Group, Inc	807,549
16,278		TD Banknorth, Inc	477,759
40,416		TierOne Corp	1,372,123
14,261		UMB Financial Corp	1,001,550
7,900		Umpqua Holdings Corp	225,150
7,600		United Community Financial Corp	92,112
14		United Security Bancshares	375
3,900		Univest Corp of Pennsylvania	99,294
3,200		Vineyard National Bancorp	93,760
500		Virginia Financial Group, Inc	20,010
41,200		W Holding Co, Inc	324,244
6,132		Westamerica Bancorporation	318,373
		TOTAL DEPOSITORY INSTITUTIONS	38,499,857

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
EATING AND DRINKING PLACES - 1.89%
23,724	*	CEC Entertainment, Inc	$797,601
76,250		CKE Restaurants, Inc	1,326,750
19,300		Domino's Pizza, Inc	551,015
23,400	*	Jack in the Box, Inc	1,017,900
15,113		Lone Star Steakhouse & Saloon, Inc	429,511
13,700	*	Luby's, Inc	171,113
19,727	*	McCormick & Schmick's Seafood Restaurants, Inc	502,447
16,526	*	O'Charleys, Inc	305,070
18,813	*	Papa John's International, Inc	617,255
4,100	*	PF Chang's China Bistro, Inc	202,089
35,236	*	Rare Hospitality International, Inc	1,227,270
14,500		Ruby Tuesday, Inc	465,160
22,363	*	Ruth's Chris Steak House, Inc	532,463
		TOTAL EATING AND DRINKING PLACES	8,145,644

EDUCATIONAL SERVICES - 0.36%
13,500	*	Corinthian Colleges, Inc	194,400
9,300	*	DeVry, Inc	211,761
6,900	*	Educate, Inc	58,788
7,496	*	Lincoln Educational Services Corp	127,057
6,036		Strayer Education, Inc	617,241
11,700	*	Universal Technical Institute, Inc	352,170
		TOTAL EDUCATIONAL SERVICES	1,561,417

ELECTRIC, GAS, AND SANITARY SERVICES - 2.52%
58,600	*	Aquila, Inc	233,814
3,747		Black Hills Corp	127,398
1,800		CH Energy Group, Inc	86,400
9,253	*	Clean Harbors, Inc	274,537
72,100		Cleco Corp	1,609,993
30,220	*	Covanta Holding Corp	503,767
32,700	*	El Paso Electric Co	622,608
6,600		Idacorp, Inc	214,632
7,500		ITC Holdings Corp	196,875
26,200		Laclede Group, Inc	901,804
27,900		New Jersey Resources Corp	1,262,475
41,400		Nicor, Inc	1,637,784
8,300		Northwest Natural Gas Co	294,567
10,854		NorthWestern Corp	337,994
17,125		Otter Tail Corp	491,316
6,155		Peoples Energy Corp	219,364
53,601	*	Sierra Pacific Resources	740,230
8,400		South Jersey Industries, Inc	229,068
9,900	*	Waste Connections, Inc	394,119
14,800		WGL Holdings, Inc	450,216
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	10,828,961

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.90%
10,100		Acuity Brands, Inc	404,000
30,700		Adtran, Inc	803,726
6,645	*	Advanced Analogic Technologies, Inc	75,753
56,900	*	Amkor Technology, Inc	491,616
48,400	*	Applied Micro Circuits Corp	196,988
4,121		Applied Signal Technology, Inc	81,719

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
19,970	*	Arris Group, Inc	$274,787
90,500	*	Atmel Corp	427,160
3,626		Bel Fuse, Inc (Class B)	127,019
6,000	*	Benchmark Electronics, Inc	230,100
168,095	*	Brocade Communications Systems, Inc	1,122,875
40,879	*	Checkpoint Systems, Inc	1,098,828
120,600	*	Ciena Corp	628,326
9,408	*	Comtech Telecommunications Corp	274,431
91,400	*	Conexant Systems, Inc	315,330
10,700		CTS Corp	143,166
11,200	*	Cypress Semiconductor Corp	189,840
5,520	*	Diodes, Inc	229,080
37,033	*	Exar Corp	528,831
24,700	*	Fairchild Semiconductor International, Inc	471,029
16,831	*	Genesis Microchip, Inc	286,800
12,150	*	Genlyte Group, Inc	827,901
166,076	*	Glenayre Technologies, Inc	871,899
30,100	*	GrafTech International Ltd	183,610
34,600	*	Hexcel Corp	760,162
17,196		Imation Corp	737,880
20,959	*	Integrated Device Technology, Inc	311,451
12,600	*	InterVoice, Inc	108,486
8,493	*	Komag, Inc	404,267
92,230	*	Kopin Corp	462,072
76,035	*	Maxtor Corp	726,895
81,804	*	Micrel, Inc	1,212,335
9,456	*	Microsemi Corp	275,264
9,900	*	Moog, Inc	351,351
2,400	*	Multi-Fineline Electronix, Inc	140,376
43,264	*	Omnivision Technologies, Inc	1,306,573
239,210	*	ON Semiconductor Corp	1,736,665
17,092	*	Pericom Semiconductor Corp	168,527
19,381	*	Photronics, Inc	363,588
6,000		Plantronics, Inc	212,580
7,010	*	Plexus Corp	263,366
28,300	*	PMC - Sierra, Inc	347,807
41,034	*	Polycom, Inc	889,617
7,600		Regal-Beloit Corp	321,252
27,500	*	RF Micro Devices, Inc	237,875
4,748	*	Rofin-Sinar Technologies, Inc	257,009
41,895	*	Semtech Corp	749,502
21,175	*	Sigmatel, Inc	185,070
134,670	*	Silicon Image, Inc	1,388,448
17,328	*	Silicon Laboratories, Inc	952,174
114,457	*	SonicWALL, Inc	811,500
11,100		Spectralink Corp	139,305
6,248	*	Standard Microsystems Corp	162,323
8,854	*	Supertex, Inc	333,087
12,993	*	Symmetricom, Inc	111,090
18,220		Synaptics, Inc	400,658
27,600	*	Teledyne Technologies, Inc	982,560
12,156	*	TTM Technologies, Inc	176,140
6,000		United Industrial Corp	365,580
1,020	*	Universal Electronics, Inc	18,054
5,163	*	Viasat, Inc	147,920
46,258	*	Westell Technologies, Inc	188,270
20,128		Woodward Governor Co	669,256
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	29,661,149

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
ENGINEERING AND MANAGEMENT SERVICES - 1.42%
5,797	*	Advisory Board Co	$323,299
4,144	*	Albany Molecular Research, Inc	42,103
3,600	*	American Dental Partners, Inc	48,600
32,400		Arbitron, Inc	1,095,768
10,400	*	Arena Pharmaceuticals, Inc	188,344
19,606	*	CBIZ, Inc	156,848
12,712	*	CV Therapeutics, Inc	280,681
10,143	*	DiamondCluster International, Inc	108,530
41,663	*	Digitas, Inc	599,947
24,423	*	Exelixis, Inc	293,320
9,200	*	Forrester Research, Inc	205,344
19,400		Gevity HR, Inc	474,524
4,311	*	LECG Corp	83,073
27,467	*	Regeneron Pharmaceuticals, Inc	456,776
26,200	*	Resources Connection, Inc	652,642
5,370	*	SFBC International, Inc	130,921
11,000	*	Shaw Group, Inc	334,400
4,645	*	URS Corp	186,961
7,812		Washington Group International, Inc	448,331
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	6,110,412

FABRICATED METAL PRODUCTS - 1.36%
24,300		Barnes Group, Inc	984,150
34,400	*	Blount International, Inc	554,184
3,747	*	Commercial Vehicle Group, Inc	71,980
36,800		Crane Co	1,509,168
6,700	*	Griffon Corp	166,428
11,300	*	NCI Building Systems, Inc	675,401
12,966		Silgan Holdings, Inc	520,844
18,100		Simpson Manufacturing Co, Inc	783,730
11,200		Sun Hydraulics Corp	239,456
8,879		Watts Water Technologies, Inc (Class A)	322,663
		TOTAL FABRICATED METAL PRODUCTS	5,828,004

FOOD AND KINDRED PRODUCTS - 0.94%
15,100		Corn Products International, Inc	446,507
21,300		Flowers Foods, Inc	632,610
14,469	*	Gold Kist, Inc	182,888
2,050	*	Hansen Natural Corp	258,403
33,800	*	Hercules, Inc	466,440
3,420		Lancaster Colony Corp	143,640
20,700		National Beverage Corp	239,499
9,100		Premium Standard Farms, Inc	159,705
14,700	*	Ralcorp Holdings, Inc	559,335
588		Seaboard Corp	937,272
		TOTAL FOOD AND KINDRED PRODUCTS	4,026,299

FOOD STORES - 0.08%
5,556	*	Pantry, Inc	346,639
		TOTAL FOOD STORES	346,639

FURNITURE AND FIXTURES - 0.90%
11,600	*	BE Aerospace, Inc	291,392
7,900		Ethan Allen Interiors, Inc	331,958

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
26,000		Furniture Brands International, Inc	$637,260
6,840		Hooker Furniture Corp	129,276
8,565		Kimball International, Inc (Class B)	128,818
24,400		Knoll, Inc	520,208
34,000		La-Z-Boy, Inc	578,000
20,220	*	Select Comfort Corp	799,701
15,802		Stanley Furniture Co, Inc	462,209
		TOTAL FURNITURE AND FIXTURES	3,878,822

FURNITURE AND HOMEFURNISHINGS STORES - 0.18%
11,320	*	GameStop Corp	533,625
6,700		Haverty Furniture Cos, Inc	96,145
26,819	*	Trans World Entertainment Corp	149,382
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	779,152

GENERAL BUILDING CONTRACTORS - 0.20%
4,096		Brookfield Homes Corp	212,419
9,300		M/I Homes, Inc	437,100
6,700	*	Perini Corp	203,479
		TOTAL GENERAL BUILDING CONTRACTORS	852,998

GENERAL MERCHANDISE STORES - 0.06%
17,100	*	Big Lots, Inc	238,716
		TOTAL GENERAL MERCHANDISE STORES	238,716

HEALTH SERVICES - 1.60%
21,200	*	Alliance Imaging, Inc	136,528
9,036	*	Allied Healthcare International, Inc	43,825
3,512	*	America Service Group, Inc	45,761
8,717	*	Amsurg Corp	197,789
14,650	*	Apria Healthcare Group, Inc	336,657
7,160	*	Genesis HealthCare Corp	314,610
60,303	*	Gentiva Health Services, Inc	1,098,118
23,983		Hooper Holmes, Inc	69,311
21,100	*	Kindred Healthcare, Inc	530,665
12,098		LCA-Vision, Inc	606,231
32,850	*	Magellan Health Services, Inc	1,329,440
24,023	*	Odyssey HealthCare, Inc	413,436
3,801	*	Pediatrix Medical Group, Inc	390,135
8,000	*	Psychiatric Solutions, Inc	265,040
3,300	*	Radiation Therapy Services, Inc	84,183
22,140	*	RehabCare Group, Inc	417,339
7,837	*	U.S. Physical Therapy, Inc	134,091
12,800	*	United Surgical Partners International, Inc	453,248
		TOTAL HEALTH SERVICES	6,866,407

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.31%
27,806		Granite Construction, Inc	1,353,596
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,353,596

HOLDING AND OTHER INVESTMENT OFFICES - 8.44%
11,400		Acadia Realty Trust	268,470
1,600	*	Alexander's, Inc	462,400
3,500		Alexandria Real Estate Equities, Inc	333,655
40,200		American Campus Communities, Inc	1,041,582
18,200		Apollo Investment Corp	324,142
3,800		Arbor Realty Trust, Inc	102,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
11,700		Ares Capital Corp	$201,006
111,000		Ashford Hospitality Trust, Inc	1,376,400
32,100	*	Boykin Lodging Co	362,409
41,977		Brandywine Realty Trust	1,333,190
806		Capital Southwest Corp	76,973
4,500		Capital Trust, Inc	140,040
37,000		Colonial Properties Trust	1,854,810
6,827		Cousins Properties, Inc	228,227
7,500		Entertainment Properties Trust	314,850
29,200		Equity Inns, Inc	473,040
21,400		Equity Lifestyle Properties, Inc	1,064,650
31,900		FelCor Lodging Trust, Inc	673,090
15,100		Fieldstone Investment Corp	178,180
13,500		First Potomac Realty Trust	381,375
2,100		Getty Realty Corp	61,110
3,643		Gladstone Capital Corp	78,507
6,700		Harris & Harris Group, Inc	93,465
53,600		Highland Hospitality Corp	681,256
28,300		Highwoods Properties, Inc	954,559
16,948		Home Properties, Inc	866,043
7,349		IHOP Corp	352,311
78,500		Innkeepers U.S.A. Trust	1,330,575
60,100	*	Interdigital Communications Corp	1,473,652
91,408		iShares Russell 2000 Index Fund	6,947,008
5,000		Kilroy Realty Corp	386,300
11,600		LaSalle Hotel Properties	475,600
17,066	*	Macrovision Corp	378,012
7,100		Maguire Properties, Inc	259,150
14,998		MCG Capital Corp	211,622
25,800	*	MeriStar Hospitality Corp	267,804
15,674		Mid-America Apartment Communities, Inc	858,152
17,200		National Health Investors, Inc	436,880
41,300		Omega Healthcare Investors, Inc	579,026
1,600		One Liberty Properties, Inc	31,728
8,700		Parkway Properties, Inc	380,016
25,900		Pennsylvania Real Estate Investment Trust	1,139,600
8,439	*	Pico Holdings, Inc	277,559
11,700		Post Properties, Inc	520,650
27,900		PS Business Parks, Inc	1,560,168
41,174	*	Rambus, Inc	1,619,785
5,300		Sovran Self Storage, Inc	292,560
12,900		Strategic Hotel Capital, Inc	300,312
16,800		Tanger Factory Outlet Centers, Inc	578,088
31,401		Taubman Centers, Inc	1,308,480
9,922		Town & Country Trust	402,734
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	36,293,763

HOTELS AND OTHER LODGING PLACES - 0.26%
7,346		Ameristar Casinos, Inc	189,453
8,200	*	Gaylord Entertainment Co	372,116
15,100	*	Vail Resorts, Inc	577,122
		TOTAL HOTELS AND OTHER LODGING PLACES	1,138,691

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.30%
3,900		Actuant Corp	238,758
120,025	*	Advanced Digital Information Corp	1,053,820
14,200	*	AGCO Corp	294,508

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
31,800		Albany International Corp (Class A)	$1,211,262
27,500	*	Asyst Technologies, Inc	286,275
47,699	*	Avocent Corp	1,513,966
47,429	*	Blue Coat Systems, Inc	1,031,106
7,300		Briggs & Stratton Corp	258,201
4,400		Cascade Corp	232,540
120,344	*	Cirrus Logic, Inc	1,020,517
21,900		Clarcor, Inc	779,640
26,761	*	Cymer, Inc	1,216,020
17,385	*	Digi International, Inc	202,883
13,627	*	Dot Hill Systems Corp	96,752
97,290	*	Emulex Corp	1,662,686
6,000	*	EnPro Industries, Inc	205,800
7,600	*	ESCO Technologies, Inc	384,940
104,235	*	Extreme Networks, Inc	523,260
10,257	*	Fargo Electronics, Inc	173,446
11,800	*	Flowserve Corp	688,412
17,251	*	Foundry Networks, Inc	313,278
12,400	*	Gardner Denver, Inc	808,480
3,041	*	Hydril	237,046
7,500	*	Intermec, Inc	228,825
30,600		JLG Industries, Inc	942,174
19,300		Kaydon Corp	778,948
6,448		Kennametal, Inc	394,231
46,624	*	Kulicke & Soffa Industries, Inc	444,793
26,700		Lennox International, Inc	797,262
17,154		Lincoln Electric Holdings, Inc	926,144
3,628		Lufkin Industries, Inc	201,136
8,000		Manitowoc Co, Inc	729,200
87,608	*	Mattson Technology, Inc	1,051,296
17,286	*	Metrologic Instruments, Inc	399,825
2,300		Nacco Industries, Inc (Class A)	354,108
17,603	*	Netgear, Inc	334,633
7,328		Nordson Corp	365,374
12,200	*	Oil States International, Inc	449,570
62,706	*	Palm, Inc	1,452,271
15,325	*	PAR Technology Corp	271,866
23,314	*	Radisys Corp	462,783
2,400	*	Rimage Corp	54,192
7,800		Tennant Co	408,096
8,700	*	Varian Semiconductor Equipment Associates, Inc	244,296
42,480	*	VeriFone Holdings, Inc	1,286,719
3,500	*	Water Pik Technologies, Inc	96,985
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	27,108,323

INSTRUMENTS AND RELATED PRODUCTS - 5.40%
3,031	*	ADE Corp	92,809
19,064	*	Aeroflex, Inc	261,749
44,467	*	Align Technology, Inc	407,762
61,720	*	American Medical Systems Holdings, Inc	1,388,700
2,400	*	American Science & Engineering, Inc	224,160
6,102		Arrow International, Inc	199,352
6,248	*	Arthrocare Corp	298,779
13,796	*	Aspect Medical Systems, Inc	378,562
5,400	*	Bio-Rad Laboratories, Inc (Class A)	336,690
76,440	*	Bruker BioSciences Corp	412,776
6,733	*	Candela Corp	145,433

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
23,982	*	China Energy Savings Technology, Inc	$164,277
4,292		CNS, Inc	92,450
8,691		Cognex Corp	257,601
16,218	*	Coherent, Inc	569,414
5,607		Cohu, Inc	118,981
21,287	*	Conmed Corp	407,646
6,077	*	Dionex Corp	373,614
13,200	*	DJ Orthopedics, Inc	524,832
15,872		DRS Technologies, Inc	870,897
12,700	*	Esterline Technologies Corp	542,925
5,400	*	Formfactor, Inc	212,328
15,290	*	Fossil, Inc	284,088
14,400	*	Haemonetics Corp	731,088
3,700	*	Hologic, Inc	204,795
4,049	*	ICU Medical, Inc	146,533
10,527	*	Illumina, Inc	250,016
5,617	*	Innovative Solutions & Support, Inc	73,021
16,324	*	Integra LifeSciences Holdings Corp	668,958
11,331	*	Intuitive Surgical, Inc	1,337,058
9,000		Invacare Corp	279,540
10,970	*	Itron, Inc	656,555
37,086	*	Ixia	528,846
33,236	*	Kyphon, Inc	1,236,379
12,000	*	LaBarge, Inc	179,400
5,900	*	Laserscope	139,535
13,530	*	Lifecell Corp	305,102
9,700		Mentor Corp	439,507
1	*	Merit Medical Systems, Inc	12
9,100		Mine Safety Appliances Co	382,200
35,900	*	MKS Instruments, Inc	841,137
13,446	*	Molecular Devices Corp	445,869
12,648		MTS Systems Corp	529,066
8,000	*	Neurometrix, Inc	311,520
62,003	*	OraSure Technologies, Inc	638,631
5,100	*	Palomar Medical Technologies, Inc	170,595
10,350		STERIS Corp	255,438
6,200	*	Sybron Dental Specialties, Inc	255,688
22,101	*	Symmetry Medical, Inc	468,762
60,201	*	Thoratec Corp	1,160,073
124,164	*	TriPath Imaging, Inc	866,665
7,542	*	Varian, Inc	310,580
17,600	*	Viasys Healthcare, Inc	529,408
1,649		Vital Signs, Inc	90,580
9,501		X-Rite, Inc	126,173
2,675		Young Innovations, Inc	97,691
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	23,222,246

INSURANCE AGENTS, BROKERS AND SERVICE - 0.23%
10,200		Clark, Inc	120,462
15,443	*	HealthExtras, Inc	545,138
5,600		National Financial Partners Corp	316,512
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	982,112

INSURANCE CARRIERS - 2.54%
6,110		Affirmative Insurance Holdings, Inc	80,713
25,581	*	American Physicians Capital, Inc	1,227,888
7,600		Bristol West Holdings, Inc	146,300

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
21,301	*	Centene Corp	$621,350
4,400		Delphi Financial Group, Inc (Class A)	227,172
8,643		Direct General Corp	147,017
9,291		EMC Insurance Group, Inc	258,940
5,600		Great American Financial Resources, Inc	110,488
48,800		Horace Mann Educators Corp	917,440
2,805		Infinity Property & Casualty Corp	117,081
13,801		LandAmerica Financial Group, Inc	936,398
16,430	*	Molina Healthcare, Inc	549,912
1,400		National Interstate Corp	30,450
288		National Western Life Insurance Co (Class A)	66,900
41,312		Ohio Casualty Corp	1,309,590
22,413		Phoenix Cos, Inc	365,332
2,100		Pre-Paid Legal Services, Inc	74,508
9,478		Presidential Life Corp	240,836
8,200	*	ProAssurance Corp	426,400
2,400		RLI Corp	137,520
11,770		Safety Insurance Group, Inc	537,418
36,584	*	SeaBright Insurance Holdings, Inc	637,293
2,351		Selective Insurance Group, Inc	124,603
4,721		State Auto Financial Corp	159,145
6,000		Stewart Information Services Corp	282,480
3,101	*	Triad Guaranty, Inc	145,437
11,600		UICI	429,084
9,300	*	WellCare Health Plans, Inc	422,592
4,141		Zenith National Insurance Corp	199,306
		TOTAL INSURANCE CARRIERS	10,929,593

JUSTICE, PUBLIC ORDER AND SAFETY - 0.06%
6,200	*	Corrections Corp of America	280,240
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	280,240

LEATHER AND LEATHER PRODUCTS - 0.67%
4,000		Brown Shoe Co, Inc	209,920
9,700		Kenneth Cole Productions, Inc (Class A)	268,690
24,837		K-Swiss, Inc (Class A)	748,587
9,500	*	Skechers U.S.A., Inc (Class A)	236,835
7,794		Steven Madden Ltd	276,687
15,900		Stride Rite Corp	230,232
40,850		Wolverine World Wide, Inc	904,011
		TOTAL LEATHER AND LEATHER PRODUCTS	2,874,962

LEGAL SERVICES - 0.27%
3,758	*	CRA International Inc	185,119
33,800	*	FTI Consulting, Inc	964,314
		TOTAL LEGAL SERVICES	1,149,433

LUMBER AND WOOD PRODUCTS - 0.46%
93,900	*	Champion Enterprises, Inc	1,404,744
2,700		Skyline Corp	111,726
7,030		Universal Forest Products, Inc	446,335
		TOTAL LUMBER AND WOOD PRODUCTS	1,962,805

METAL MINING - 0.61%
14,500		Cleveland-Cliffs, Inc	1,263,240
39,700	*	Coeur d'Alene Mines Corp	260,432
36,100		Delta & Pine Land Co	1,088,776
		TOTAL METAL MINING	$2,612,448

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.63%
11,600		Blyth, Inc	$243,832
19,900		Brady Corp (Class A)	745,454
12,200		Callaway Golf Co	209,840
390		Escalade, Inc	4,325
8,927	*	Jakks Pacific, Inc	238,708
15,084	*	Shuffle Master, Inc	539,102
27,300		Yankee Candle Co, Inc	747,201
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,728,462

MISCELLANEOUS RETAIL - 1.45%
1,432		Blair Corp	59,299
52,813		Cash America International, Inc	1,585,446
24,370	*	First Cash Financial Services, Inc	487,156
25,576	*	Insight Enterprises, Inc	562,928
31,000		Longs Drug Stores Corp	1,434,680
15,422	*	Nutri/System, Inc	732,853
13,100	*	Petco Animal Supplies, Inc	308,767
17,300	*	Sports Authority, Inc	638,370
14,740	*	Zale Corp	413,162
		TOTAL MISCELLANEOUS RETAIL	6,222,661

NONDEPOSITORY INSTITUTIONS - 1.10%
78,956		Advance America Cash Advance Centers, Inc	1,135,387
3,060		Asta Funding, Inc	101,776
1,200		Beverly Hills Bancorp, Inc	12,720
26,054	*	CompuCredit Corp	959,048
22,400		Delta Financial Corp	213,920
28,484		Doral Financial Corp	328,990
7,089	*	Encore Capital Group, Inc	104,563
4,500		Federal Agricultural Mortgage Corp (Class C)	132,390
7,650		Financial Federal Corp	224,145
19,700	*	TNS, Inc	417,246
7,486	*	United PanAm Financial Corp	231,317
31,185	*	World Acceptance Corp	854,469
		TOTAL NONDEPOSITORY INSTITUTIONS	4,715,971

OIL AND GAS EXTRACTION - 3.44%
23,035	*	Atlas America, Inc	1,101,303
2,000	*	Bronco Drilling Co, Inc	52,600
43,572		Cabot Oil & Gas Corp (Class A)	2,088,406
7,418	*	Cheniere Energy, Inc	300,948
2,720		Cimarex Energy Co	117,667
11,100	*	Comstock Resources, Inc	329,559
47,733	*	Global Industries Ltd	691,651
135,046	*	Grey Wolf, Inc	1,004,742
24,900	*	Harvest Natural Resources, Inc	242,028
26,539	*	Helix Energy Solutions Group, Inc	1,005,828
20,800	*	Oceaneering International, Inc	1,191,840
75,100	*	Parker Drilling Co	696,177
14,157		Penn Virginia Corp	1,005,147
500	v*	PetroCorp (Escrow)	0
5,194	*	Petroleum Development Corp	235,600
3,600	*	Remington Oil & Gas Corp	155,592
6,150		RPC, Inc	140,528

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
42,300		St. Mary Land & Exploration Co	$1,727,109
3,500	*	Stone Energy Corp	154,455
8,500	*	Superior Energy Services	227,715
13,500	*	Swift Energy Co	505,710
31,400		Todco	1,237,474
6,993	*	Veritas DGC, Inc	317,412
6,800		W&T Offshore, Inc	274,108
		TOTAL OIL AND GAS EXTRACTION	14,803,599

PAPER AND ALLIED PRODUCTS - 0.46%
8,800		Bowater, Inc	260,304
1,658		CSS Industries, Inc	54,283
7,700		Greif, Inc (Class A)	526,834
27,300		Longview Fibre Co	705,432
14,000		Rock-Tenn Co (Class A)	209,860
7,123	*	Tessera Technologies, Inc	228,506
		TOTAL PAPER AND ALLIED PRODUCTS	1,985,219

PERSONAL SERVICES - 0.46%
55,808	*	Alderwoods Group, Inc	998,963
3,075		G & K Services, Inc (Class A)	130,811
27,000		Jackson Hewitt Tax Service, Inc	852,660
1		Stewart Enterprises, Inc (Class A)	6
		TOTAL PERSONAL SERVICES	1,982,440

PETROLEUM AND COAL PRODUCTS - 1.21%
69,964	*	Alon USA Energy, Inc	1,722,514
31,179		Frontier Oil Corp	1,850,474
16,000	*	Giant Industries, Inc	1,112,640
3,422	*	Headwaters, Inc	136,161
4,900		Holly Corp	363,188
		TOTAL PETROLEUM AND COAL PRODUCTS	5,184,977

PRIMARY METAL INDUSTRIES - 2.67%
18,900	*	AK Steel Holding Corp	283,500
8,800	*	Aleris International, Inc	423,016
49,800		Belden CDT, Inc	1,356,054
2,400		Carpenter Technology Corp	226,848
6,741	*	Century Aluminum Co	286,155
17,047	*	Chaparral Steel Co	1,106,691
16,900	*	CommScope, Inc	482,495
50,700	*	General Cable Corp	1,537,731
7,151		Gibraltar Industries, Inc	210,668
13,400	*	Lone Star Technologies, Inc	742,494
9,599		Matthews International Corp (Class A)	367,258
8,000	*	Maverick Tube Corp	423,920
13,940	*	NS Group, Inc	641,658
5,045	*	Oregon Steel Mills, Inc	258,153
13,750		Quanex Corp	916,163
6,300		Roanoke Electric Steel Corp	203,490
6,259		Steel Dynamics, Inc	355,073
1,627		Steel Technologies, Inc	39,536
5,000	*	Superior Essex, Inc	127,200
3,600		Texas Industries, Inc	217,764
59,600		Titan International, Inc	1,028,696
11,300		Worthington Industries, Inc	226,678
		TOTAL PRIMARY METAL INDUSTRIES	11,461,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
PRINTING AND PUBLISHING - 0.62%
9,000		Banta Corp	$467,820
2,500	*	Consolidated Graphics, Inc	130,300
11,506		John H Harland Co	452,186
6,600		Journal Communications, Inc	81,840
13,000		Journal Register Co	158,340
5,000		Media General, Inc (Class A)	233,100
28,400		Reader's Digest Association, Inc (Class A)	418,900
22,160	*	Scholastic Corp	593,002
4,300		Thomas Nelson, Inc	125,775
1,570	*	Triple Crown Media, Inc	9,263
		TOTAL PRINTING AND PUBLISHING	2,670,526

RAILROAD TRANSPORTATION - 0.13%
5,000		Florida East Coast Industries	269,500
11,595	*	Kansas City Southern Industries, Inc	286,397
		TOTAL RAILROAD TRANSPORTATION	555,897

REAL ESTATE - 0.82%
25,900	*	Bluegreen Corp	342,398
21,200		Jones Lang LaSalle, Inc	1,622,648
36,702	*	Trammell Crow Co	1,308,793
31,204	*	ZipRealty, Inc	273,971
		TOTAL REAL ESTATE	3,547,810

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.64%
18,600	*	Entegris, Inc	197,904
10,600	*	Jarden Corp	348,210
5,000		Myers Industries, Inc	79,950
48,880		Spartech Corp	1,173,120
39,725		Tupperware Corp	817,938
3,600		West Pharmaceutical Services, Inc	124,992
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2,742,114

SECURITY AND COMMODITY BROKERS - 1.22%
3,560		Calamos Asset Management, Inc (Class A)	133,144
2,700		Cohen & Steers, Inc	66,150
9,971	*	GFI Group, Inc	517,595
11,900		Greenhill & Co, Inc	786,709
4,200	*	Investment Technology Group, Inc	209,160
93,354	*	Knight Capital Group, Inc	1,300,421
15,200	*	LaBranche & Co, Inc	240,312
24,100	*	Nasdaq Stock Market, Inc	964,964
10,470	*	Piper Jaffray Cos	575,850
4,300	*	Stifel Financial Corp	187,781
500		SWS Group, Inc	13,075
11,500		Waddell & Reed Financial, Inc (Class A)	265,650
		TOTAL SECURITY AND COMMODITY BROKERS	5,260,811

SOCIAL SERVICES - 0.42%
20,600	*	American Retirement Corp	527,772
24,854	*	Bright Horizons Family Solutions, Inc	962,595
6,415	*	Res-Care, Inc	117,908
5,200	*	Sunrise Senior Living, Inc	202,644
		TOTAL SOCIAL SERVICES	1,810,919

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
SPECIAL TRADE CONTRACTORS - 1.05%
4,000		Chemed Corp	$237,360
71,500		Comfort Systems USA, Inc	965,250
37,994	*	EMCOR Group, Inc	1,886,782
88,400	*	Quanta Services, Inc	1,416,168
		TOTAL SPECIAL TRADE CONTRACTORS	4,505,560

STONE, CLAY, AND GLASS PRODUCTS - 0.25%
3,200		Ameron International Corp	234,336
1,337		Apogee Enterprises, Inc	22,569
4,076	*	Ceradyne, Inc	203,392
2,275		Charles & Colvard Ltd	24,638
9,000		Eagle Materials, Inc	573,840
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,058,775

TOBACCO PRODUCTS - 0.04%
8,700		Vector Group Ltd	165,822
		TOTAL TOBACCO PRODUCTS	165,822

TRANSPORTATION BY AIR - 0.77%
176,678	*	ABX Air, Inc	1,203,177
24,150	*	Airtran Holdings, Inc	437,357
11,400	*	Bristow Group, Inc	352,260
32,700	*	Continental Airlines, Inc (Class B)	879,630
12,900	*	ExpressJet Holdings, Inc	95,976
8,700		Skywest, Inc	254,649
6,969	*	World Air Holdings, Inc	68,436
		TOTAL TRANSPORTATION BY AIR	3,291,485

TRANSPORTATION EQUIPMENT - 1.92%
8,028	*	Aftermarket Technology Corp	181,513
4,897		Arctic Cat, Inc	117,822
5,450	*	Armor Holdings, Inc	317,681
109,400		ArvinMeritor, Inc	1,631,154
3,300		Curtiss-Wright Corp	218,460
52,400		Federal Signal Corp	969,400
6,450		Freightcar America, Inc	410,220
10,600	*	HealthTronics, Inc	87,662
4,900		Marine Products Corp	53,851
29,000		Modine Manufacturing Co	855,500
15,100	*	Orbital Sciences Corp	238,882
1,268	*	Strattec Security Corp	47,284
20,003		Thor Industries, Inc	1,067,360
6,400		Trinity Industries, Inc	348,096
5,900	*	Triumph Group, Inc	261,134
18,100		Wabash National Corp	357,475
23,300		Westinghouse Air Brake Technologies Corp	759,580
10,900		Winnebago Industries, Inc	330,706
		TOTAL TRANSPORTATION EQUIPMENT	8,253,780

TRANSPORTATION SERVICES - 0.96%
30,198	*	EGL, Inc	1,358,910
19,038		Forward Air Corp	709,927
7,100		GATX Corp	293,151
23,189	*	HUB Group, Inc	1,056,955
21,146		Pacer International, Inc	691,051
		TOTAL TRANSPORTATION SERVICES	4,109,994

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES			VALUE
TRUCKING AND WAREHOUSING - 0.21%
8,879		Arkansas Best Corp	$347,346
13,335		Heartland Express, Inc	290,570
6,800	*	SCS Transportation, Inc	197,948
9,400	*	SIRVA, Inc	80,182
		TOTAL TRUCKING AND WAREHOUSING	916,046

WATER TRANSPORTATION - 0.19%
20,481	*	Gulfmark Offshore, Inc	569,372
3,400	*	Kirby Corp	231,574
		TOTAL WATER TRANSPORTATION	800,946

WHOLESALE TRADE-DURABLE GOODS - 2.63%
9,900	*	AAR Corp	281,952
8,854		Agilysys, Inc	133,341
20,760		Applied Industrial Technologies, Inc	925,896
12,837	*	Audiovox Corp (Class A)	153,274
9,400	*	Aviall, Inc	357,952
33,958	*	Brightpoint, Inc	1,054,735
25,053		Commercial Metals Co	1,340,085
6,481	*	Digital River, Inc	282,636
11,300	*	Earle M Jorgensen Co	171,195
5,011	*	Global Imaging Systems, Inc	190,318
39,395		Kaman Corp (Class A)	991,178
6,431		Metal Management, Inc	203,541
16,900		Owens & Minor, Inc	553,813
25,500		Reliance Steel & Aluminum Co	2,394,960
39,600		Ryerson Tull, Inc	1,059,696
8,671		Schnitzer Steel Industries, Inc (Class A)	371,552
6,300		Stewart & Stevenson Services, Inc	229,824
8,600		Watsco, Inc	611,030
		TOTAL WHOLESALE TRADE-DURABLE GOODS	11,306,978

WHOLESALE TRADE-NONDURABLE GOODS - 1.75%
47,797	*	Andrx Corp	1,134,701
2,700		EnergySouth, Inc	85,887
32,720	*	First Horizon Pharmaceutical Corp	824,871
39,900		Nu Skin Enterprises, Inc (Class A)	699,447
57,724	*	Performance Food Group Co	1,800,412
26,227	*	Spartan Stores, Inc	334,394
1,500		The Andersons, Inc	117,345
70,444		UAP Holding Corp	1,514,546
13,472	*	United Stationers, Inc	715,363
9,628	*	Ventiv Health, Inc	319,842
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	7,546,808

		TOTAL COMMON STOCKS
		(Cost $376,240,760)	427,656,992

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.79%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.79%
$ 3,400,000		Federal National Mortgage Association (FNMA) 4.650%, 04/03/06	3,400,000
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	3,400,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

		VALUE
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,399,121)	$3,400,000
	TOTAL PORTFOLIO - 100.25%
	(Cost $379,639,881)	431,056,992
	OTHER ASSETS & LIABILITIES, NET - (0.25)%	(1,073,676)
	NET ASSETS - 100.00%	$429,983,316

*	Non-income producing
v	Security valued at fair value

	For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.81%

AMUSEMENT AND RECREATION SERVICES - 0.27%
10,211		Harrah's Entertainment, Inc	$796,050
475		International Speedway Corp (Class A)	24,178
2,219	*	Live Nation, Inc	44,025
6,003	*	Marvel Entertainment, Inc	120,780
6,257	*	Penn National Gaming, Inc	263,920
1,353		Westwood One, Inc	14,937
4,355	*	Wynn Resorts Ltd	334,682
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,598,572

APPAREL AND ACCESSORY STORES - 1.13%
7,762		Abercrombie & Fitch Co (Class A)	452,525
10,796		American Eagle Outfitters, Inc	322,369
3,310	*	AnnTaylor Stores Corp	121,775
16,341	*	Chico's FAS, Inc	664,098
7,200		Claire's Stores, Inc	261,432
7,230		Foot Locker, Inc	172,652
51,431		Gap, Inc	960,731
27,625	*	Kohl's Corp	1,464,401
31,278		Limited Brands, Inc	765,060
4,290		Men's Wearhouse, Inc	154,183
19,936		Nordstrom, Inc	781,092
13,342		Ross Stores, Inc	389,453
9,844	*	Urban Outfitters, Inc	241,572
		TOTAL APPAREL AND ACCESSORY STORES	6,751,343

APPAREL AND OTHER TEXTILE PRODUCTS - 0.14%
1,828		Bebe Stores, Inc	33,672
12,600		Cintas Corp	537,012
444	*	Columbia Sportswear Co	23,679
1,100		Polo Ralph Lauren Corp	66,671
11,092	*	Quiksilver, Inc	153,735
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	814,769

AUTO REPAIR, SERVICES AND PARKING - 0.01%
2,049		Ryder System, Inc	91,754
		TOTAL AUTO REPAIR, SERVICES AND PARKING	91,754

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.26%
9,686		Advance Auto Parts	403,325
5,166	*	Autozone, Inc	514,999
9,500	*	Carmax, Inc	310,460
9,088	*	O'Reilly Automotive, Inc	332,257
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,561,041

BUILDING MATERIALS AND GARDEN SUPPLIES - 2.23%
11,300		Fastenal Co	534,942
195,271		Home Depot, Inc	8,259,963
70,016		Lowe's Cos, Inc	4,511,831
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	13,306,736

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
BUSINESS SERVICES - 12.07%
21,788	*	Activision, Inc	$300,457
53,602	*	Adobe Systems, Inc	1,871,782
6,941	*	Affiliated Computer Services, Inc (Class A)	414,100
12,238	*	Akamai Technologies, Inc	402,508
7,557	*	Alliance Data Systems Corp	353,441
20,625	*	Autodesk, Inc	794,475
52,783		Automatic Data Processing, Inc	2,411,127
2,349	*	BEA Systems, Inc	30,842
8,885	*	BMC Software, Inc	192,449
30,313		CA, Inc	824,817
2,804	*	CACI International, Inc (Class A)	184,363
11,647	*	Cadence Design Systems, Inc	215,353
8,935		Cendant Corp	155,022
5,502	*	Cerner Corp	261,070
6,422	*	Checkfree Corp	324,311
15,200	*	Citrix Systems, Inc	576,080
2,200	*	Clear Channel Outdoor Holdings, Inc	51,590
12,288	*	Cognizant Technology Solutions Corp	731,013
15,279	*	Compuware Corp	119,635
5,700	*	DST Systems, Inc	330,258
98,531	*	eBay, Inc	3,848,621
27,836	*	Electronic Arts, Inc	1,523,186
10,882		Electronic Data Systems Corp	291,964
20,359	*	Emdeon Corp	219,877
8,853		Equifax, Inc	329,686
3,640	*	F5 Networks, Inc	263,864
4,480		Fair Isaac Corp	177,498
15,786		Fidelity National Information Services, Inc	640,122
70,413		First Data Corp	3,296,737
16,440	*	Fiserv, Inc	699,522
4,505	*	Getty Images, Inc	337,334
6,000		Global Payments, Inc	318,060
14,919	*	Google, Inc (Class A)	5,818,410
11,273		GTECH Holdings Corp	383,846
5,200		Harte-Hanks, Inc	142,220
5,555	*	Hyperion Solutions Corp	181,093
33,372	*	Interpublic Group of Cos, Inc	319,036
14,187	*	Intuit, Inc	754,607
9,850	*	Iron Mountain, Inc	401,289
4,477	*	Kinetic Concepts, Inc	184,318
6,200	*	Lamar Advertising Co	326,244
2,088		Manpower, Inc	119,392
14,833	*	McAfee, Inc	360,887
839,081		Microsoft Corp	22,831,394
9,400	*	Monster Worldwide, Inc	468,684
22,896		Moody's Corp	1,636,148
4,950		National Instruments Corp	161,469
7,995	*	NAVTEQ Corp	404,947
4,156	*	NCR Corp	173,679
16,583		Omnicom Group, Inc	1,380,535
354,458	*	Oracle Corp	4,852,530
16,043	*	Red Hat, Inc	448,883
4,507	*	Rent-A-Center, Inc	115,334
765		Reynolds & Reynolds Co (Class A)	21,726

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
15,600		Robert Half International, Inc	$602,316
6,303	*	Salesforce.com, Inc	228,988
15,603		ServiceMaster Co	204,711
2,550	*	SRA International, Inc (Class A)	96,212
181,751	*	Sun Microsystems, Inc	932,383
65,302	*	Symantec Corp	1,099,033
2,004	*	Synopsys, Inc	44,789
5,245	*	Take-Two Interactive Software, Inc	97,872
3,400		Total System Services, Inc	67,728
22,385	*	VeriSign, Inc	537,016
14,141		Waste Management, Inc	499,177
1,821	*	West Corp	81,326
109,468	*	Yahoo!, Inc	3,531,438
		TOTAL BUSINESS SERVICES	72,000,824

CHEMICALS AND ALLIED PRODUCTS - 12.52%
122,732		Abbott Laboratories	5,212,428
2,257		Air Products & Chemicals, Inc	151,648
13,336		Allergan, Inc	1,446,956
1,800	*	American Pharmaceutical Partners, Inc	51,282
111,952	*	Amgen, Inc	8,144,508
6,092		Avery Dennison Corp	356,260
42,662		Avon Products, Inc	1,329,775
9,454	*	Barr Pharmaceuticals, Inc	595,413
14,021	*	Biogen Idec, Inc	660,389
71,605		Bristol-Myers Squibb Co	1,762,199
300		Cabot Corp	10,197
30,144	*	Celgene Corp	1,332,968
5,300	*	Cephalon, Inc	319,325
7,598		Chemtura Corp	89,504
9,314	*	Chiron Corp	426,674
5,835		Church & Dwight Co, Inc	215,428
34,500		Colgate-Palmolive Co	1,969,950
8,022		Dade Behring Holdings, Inc	286,466
81,956		Dow Chemical Co	3,327,414
13,883		Du Pont (E.I.) de Nemours & Co	586,001
16,466		Ecolab, Inc	629,001
82,830		Eli Lilly & Co	4,580,499
4,500	*	Endo Pharmaceuticals Holdings, Inc	147,645
11,766		Estee Lauder Cos (Class A)	437,578
29,592	*	Forest Laboratories, Inc	1,320,691
41,886	*	Genentech, Inc	3,539,786
4,648	*	Gen-Probe, Inc	256,198
22,825		Genzyme Corp	1,534,297
40,845	*	Gilead Sciences, Inc	2,541,376
7,064	*	Hospira, Inc	278,745
3,000	*	Idexx Laboratories, Inc	259,080
6,400	*	ImClone Systems, Inc	217,728
8,618		International Flavors & Fragrances, Inc	295,770
2,180	*	Invitrogen Corp	152,883
1,470	*	Kos Pharmaceuticals, Inc	70,222
22,406	*	Medimmune, Inc	819,611
45,957		Merck & Co, Inc	1,619,065
13,500	*	Millennium Pharmaceuticals, Inc	136,485
19,092		Monsanto Co	1,618,047
5,483		Mylan Laboratories, Inc	128,302
7,343	*	Nalco Holding Co	129,971

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
4,988	*	OSI Pharmaceuticals, Inc	$160,115
10,248	*	PDL BioPharma, Inc	336,134
25,686		Praxair, Inc	1,416,583
289,081		Procter & Gamble Co	16,656,847
1,024		Rohm & Haas Co	50,043
133,442		Schering-Plough Corp	2,534,064
800		Scotts Miracle-Gro Co (Class A)	36,608
9,563	*	Sepracor, Inc	466,770
10,450		Sherwin-Williams Co	516,648
753		Sigma-Aldrich Corp	49,540
3,601	*	Techne Corp	216,564
8,102		Valeant Pharmaceuticals International	128,417
7,682	*	VCA Antech, Inc	218,783
60,232		Wyeth	2,922,457
		TOTAL CHEMICALS AND ALLIED PRODUCTS	74,697,338

COAL MINING - 0.34%
2,148		Arch Coal, Inc	163,119
5,798		Consol Energy, Inc	429,980
7,593		Massey Energy Co	273,880
23,678		Peabody Energy Corp	1,193,608
		TOTAL COAL MINING	2,060,587

COMMUNICATIONS - 2.07%
4,362		Alltel Corp	282,440
35,384	*	American Tower Corp (Class A)	1,072,843
30,608	*	Avaya, Inc	345,870
17,939		Cablevision Systems Corp (Class A)	478,971
2,000	*	CKX, Inc	26,140
16,253		Clear Channel Communications, Inc	471,500
87,119	*	Comcast Corp (Class A)	2,279,033
12,870	*	Crown Castle International Corp	364,865
54,033	*	DIRECTV Group, Inc	886,141
9,415	*	Discovery Holding Co (Class A)	141,225
20,665	*	EchoStar Communications Corp (Class A)	617,264
18,214	*	Liberty Global, Inc	372,841
92,555	*	Liberty Media Corp (Class A)	759,877
13,815	*	Nextel Partners, Inc (Class A)	391,241
11,204	*	NII Holdings, Inc (Class B)	660,700
1,763		PanAmSat Holding Corp	43,758
120,006	*	Sirius Satellite Radio, Inc	609,630
43,844		Sprint Nextel Corp	1,132,929
1,210		Telephone & Data Systems, Inc (Non-Vote)	47,722
9,979	*	Univision Communications, Inc (Class A)	343,976
500	*	US Cellular Corp	29,680
11,602	*	Viacom, Inc	450,158
23,083	*	XM Satellite Radio Holdings, Inc	514,058
		TOTAL COMMUNICATIONS	12,322,862

DEPOSITORY INSTITUTIONS - 0.98%
500		Bank of Hawaii Corp	26,655
13,876		Commerce Bancorp, Inc	508,555
400		Cullen/Frost Bankers, Inc	21,500
5,203		East West Bancorp, Inc	200,576
3,136		Fifth Third Bancorp	123,433
9,515		Golden West Financial Corp	646,069
54,049		Hudson City Bancorp, Inc	718,311

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
6,100		Investors Financial Services Corp	$285,907
2,701		Mellon Financial Corp	96,156
10,068		Northern Trust Corp	528,570
5,270		People's Bank	172,593
8,688		State Street Corp	525,016
28,056		Synovus Financial Corp	760,037
8,639		TCF Financial Corp	222,454
1,400		TD Banknorth, Inc	41,090
15,572		Wells Fargo & Co	994,584
		TOTAL DEPOSITORY INSTITUTIONS	5,871,506

EATING AND DRINKING PLACES - 1.09%
7,000		Applebees International, Inc	171,850
6,534		Aramark Corp (Class B)	193,014
8,000		Brinker International, Inc	338,000
2,096		CBRL Group, Inc	92,035
14,006		Darden Restaurants, Inc	574,666
5,295		Outback Steakhouse, Inc	232,980
2,395	*	Panera Bread Co (Class A)	180,056
5,641	*	Sonic Corp	198,168
70,503	*	Starbucks Corp	2,653,733
6,950	*	The Cheesecake Factory, Inc	260,278
5,367		Wendy's International, Inc	333,076
26,159		Yum! Brands, Inc	1,278,129
		TOTAL EATING AND DRINKING PLACES	6,505,985

EDUCATIONAL SERVICES - 0.30%
13,085	*	Apollo Group, Inc (Class A)	687,093
9,400	*	Career Education Corp	354,662
6,817	*	Education Management Corp	283,587
4,100	*	ITT Educational Services, Inc	262,605
4,138	*	Laureate Education, Inc	220,886
		TOTAL EDUCATIONAL SERVICES	1,808,833

ELECTRIC, GAS, AND SANITARY SERVICES - 0.95%
59,097	*	AES Corp	1,008,195
5,772	*	Allied Waste Industries, Inc	70,649
1,133		Aqua America, Inc	31,520
8,843		Kinder Morgan, Inc	813,468
1,724		Questar Corp	120,766
15,048	*	Southwestern Energy Co	484,395
4,100	*	Stericycle, Inc	277,242
43,282		TXU Corp	1,937,302
4,909		Western Gas Resources, Inc	236,859
30,726		Williams Cos, Inc	657,229
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,637,625

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.07%
22,941	*	Advanced Micro Devices, Inc	760,724
16,760	*	Agere Systems, Inc	252,070
33,615	*	Altera Corp	693,814
15,008		American Power Conversion Corp	346,835
7,897		Amphenol Corp (Class A)	412,065
33,402		Analog Devices, Inc	1,278,963
1,300		AVX Corp	23,010
37,484	*	Broadcom Corp (Class A)	1,617,809
584,884	*	Cisco Systems, Inc	12,674,436

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
16,033	*	Comverse Technology, Inc	$377,256
6,700	*	Cree, Inc	219,827
31,537		Emerson Electric Co	2,637,439
4,923	*	Energizer Holdings, Inc	260,919
4,399	*	Freescale Semiconductor, Inc (Class B)	122,160
728,457		General Electric Co	25,335,734
6,100		Harman International Industries, Inc	677,893
10,065		Harris Corp	475,974
530,417		Intel Corp	10,263,569
5,059	*	International Rectifier Corp	209,594
6,800		Intersil Corp (Class A)	196,656
14,852	*	Jabil Circuit, Inc	636,557
73,066	*	JDS Uniphase Corp	304,685
6,261		L-3 Communications Holdings, Inc	537,131
27,628		Linear Technology Corp	969,190
13,100	*	LSI Logic Corp	151,436
29,646		Maxim Integrated Products, Inc	1,101,349
12,502	*	MEMC Electronic Materials, Inc	461,574
19,047		Microchip Technology, Inc	691,406
28,700	*	Micron Technology, Inc	422,464
6,440		Molex, Inc	213,808
177,711		Motorola, Inc	4,071,359
31,531		National Semiconductor Corp	877,823
15,400	*	Nvidia Corp	881,804
14,600	*	QLogic Corp	282,510
147,783		Qualcomm, Inc	7,479,298
25,500	*	Sanmina-SCI Corp	104,550
2,466	*	Spectrum Brands, Inc	53,562
150,391		Texas Instruments, Inc	4,883,196
2,394	*	Thomas & Betts Corp	123,004
4,200	*	Vishay Intertechnology, Inc	59,808
31,490		Xilinx, Inc	801,735
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	83,944,996

ENGINEERING AND MANAGEMENT SERVICES - 0.64%
6,258	*	Ceridian Corp	159,266
3,085	*	Charles River Laboratories International, Inc	151,227
3,700		Corporate Executive Board Co	373,330
5,744	*	Covance, Inc	337,460
1,921	*	Hewitt Associates, Inc	57,131
17,820		IMS Health, Inc	459,221
30,026		Paychex, Inc	1,250,883
8,600		Pharmaceutical Product Development, Inc	297,646
14,474		Quest Diagnostics, Inc	742,516
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,828,680

FABRICATED METAL PRODUCTS - 0.43%
2,400	*	Alliant Techsystems, Inc	185,208
1,296		Ball Corp	56,804
15,275	*	Crown Holdings, Inc	270,979
21,203		Illinois Tool Works, Inc	2,042,061
		TOTAL FABRICATED METAL PRODUCTS	2,555,052

FOOD AND KINDRED PRODUCTS - 4.25%
75,686		Altria Group, Inc	5,363,110
43,414		Anheuser-Busch Cos, Inc	1,856,817
10,700		Campbell Soup Co	346,680

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
117,365		Coca-Cola Co	$4,914,073
4,276	*	Constellation Brands, Inc (Class A)	107,114
1,488		General Mills, Inc	75,412
17,143		H.J. Heinz Co	650,063
14,299		Hershey Co	746,837
15,411		Kellogg Co	678,700
8,424		McCormick & Co, Inc (Non-Vote)	285,237
3,320		Pepsi Bottling Group, Inc	100,895
151,457		PepsiCo, Inc	8,752,700
27,042		Sara Lee Corp	483,511
15,803		Wrigley (Wm.) Jr Co	1,011,392
		TOTAL FOOD AND KINDRED PRODUCTS	25,372,541

FOOD STORES - 0.14%
12,480		Whole Foods Market, Inc	829,171
		TOTAL FOOD STORES	829,171

FURNITURE AND FIXTURES - 0.36%
6,500		Herman Miller, Inc	210,665
1,700		Hillenbrand Industries, Inc	93,483
5,011		HNI Corp	295,649
3,340		Johnson Controls, Inc	253,606
4,484		Leggett & Platt, Inc	109,275
31,164		Masco Corp	1,012,518
4,257		Newell Rubbermaid, Inc	107,234
3,821	*	Tempur-Pedic International, Inc	54,067
		TOTAL FURNITURE AND FIXTURES	2,136,497

FURNITURE AND HOMEFURNISHINGS STORES - 0.68%
26,565	*	Bed Bath & Beyond, Inc	1,020,096
36,531		Best Buy Co, Inc	2,043,179
7,011		Circuit City Stores, Inc	171,629
1,049	*	Mohawk Industries, Inc	84,675
12,237		RadioShack Corp	235,318
2,639		Steelcase, Inc (Class A)	47,502
10,408		Williams-Sonoma, Inc	441,299
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	4,043,698

GENERAL BUILDING CONTRACTORS - 0.52%
1,732		Beazer Homes USA, Inc	113,792
6,121		Centex Corp	379,441
17,708		DR Horton, Inc	588,260
3,180	*	Hovnanian Enterprises, Inc (Class A)	139,697
6,124		KB Home	397,938
6,926		Lennar Corp (Class A)	418,192
1,810		MDC Holdings, Inc	116,401
479	*	NVR, Inc	353,957
3,325		Ryland Group, Inc	230,755
800		Standard-Pacific Corp	26,896
9,750	*	Toll Brothers, Inc	337,643
		TOTAL GENERAL BUILDING CONTRACTORS	3,102,972

GENERAL MERCHANDISE STORES - 3.07%
16,551		Costco Wholesale Corp	896,402
29,900		Dollar General Corp	528,333
6,565	*	Dollar Tree Stores, Inc	181,654
10,784		Family Dollar Stores, Inc	286,854

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
6,369		JC Penney Co, Inc	$384,751
1,700		Saks, Inc	32,810
80,122		Target Corp	4,167,145
43,481		TJX Cos, Inc	1,079,198
227,869		Wal-Mart Stores, Inc	10,764,532
		TOTAL GENERAL MERCHANDISE STORES	18,321,679

HEALTH SERVICES - 1.42%
36,725		Caremark Rx, Inc	1,806,136
7,275	*	Community Health Systems, Inc	262,991
14,517	*	Coventry Health Care, Inc	783,628
9,136	*	DaVita, Inc	550,079
37,195		HCA, Inc	1,703,159
20,023		Health Management Associates, Inc (Class A)	431,896
11,457	*	Laboratory Corp of America Holdings	670,005
4,936	*	LifePoint Hospitals, Inc	153,510
8,461	*	Lincare Holdings, Inc	329,641
7,107		Manor Care, Inc	315,195
19,530	*	Medco Health Solutions, Inc	1,117,507
7,107	*	Tenet Healthcare Corp	52,450
2,900	*	Triad Hospitals, Inc	121,510
2,881		Universal Health Services, Inc (Class B)	146,326
		TOTAL HEALTH SERVICES	8,444,033

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.17%
7,784		Fluor Corp	667,867
4,100	*	Jacobs Engineering Group, Inc	355,634
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,023,501

HOLDING AND OTHER INVESTMENT OFFICES - 0.86%
2,962		Choice Hotels International, Inc	135,600
2,300	*	Dolby Laboratories, Inc (Class A)	48,070
1,920		Federal Realty Investment Trust	144,384
7,808		General Growth Properties, Inc	381,577
1,355		Global Signal, Inc	66,666
46,130		iShares Russell 1000 Growth Index Fund	2,432,896
600		KKR Financial Corp	13,458
1,958		Macerich Co	144,794
5,239		Mills Corp	146,692
2,320		New Century Financial Corp	106,766
1,906		Prologis	101,971
5,862		Public Storage, Inc	476,170
5,566		Simon Property Group, Inc	468,323
300		SL Green Realty Corp	30,450
5,033		United Dominion Realty Trust, Inc	143,642
9,365		Ventas, Inc	310,731
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,152,190

HOTELS AND OTHER LODGING PLACES - 0.67%
3,767		Boyd Gaming Corp	188,124
34,536		Hilton Hotels Corp	879,287
2,100	*	Las Vegas Sands Corp	118,986
15,926		Marriott International, Inc (Class A)	1,092,524
10,888	*	MGM Mirage	469,164
12,040	*	Starwood Hotels & Resorts Worldwide, Inc	815,469
5,110		Station Casinos, Inc	405,581
		TOTAL HOTELS AND OTHER LODGING PLACES	3,969,135

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
INDUSTRIAL MACHINERY AND EQUIPMENT - 8.49%
69,570		3M Co	$5,265,753
16,853		American Standard Cos, Inc	722,320
74,487	*	Apple Computer, Inc	4,671,825
150,878		Applied Materials, Inc	2,641,874
3,998		Black & Decker Corp	347,386
1,433		Carlisle Cos, Inc	117,219
61,814		Caterpillar, Inc	4,438,863
2,333		Cummins, Inc	245,198
2,269		Deere & Co	179,364
209,289	*	Dell, Inc	6,228,441
5,955		Diebold, Inc	244,751
6,844		Donaldson Co, Inc	231,259
12,286		Dover Corp	596,608
2,200	*	Dresser-Rand Group, Inc	54,670
3,875		Eaton Corp	282,759
217,324	*	EMC Corp	2,962,126
6,100	*	FMC Technologies, Inc	312,442
6,150		Graco, Inc	279,395
11,264	*	Grant Prideco, Inc	482,550
3,666		IDEX Corp	191,255
123,610		International Business Machines Corp	10,194,117
31,058		International Game Technology	1,093,863
10,961		Joy Global, Inc	655,139
35,841	*	Juniper Networks, Inc	685,280
12,500	*	Lam Research Corp	537,500
10,493	*	Lexmark International, Inc	476,172
33,120	*	Network Appliance, Inc	1,193,314
5,546	*	Novellus Systems, Inc	133,104
925		Pall Corp	28,851
4,663		Parker Hannifin Corp	375,884
7,711		Pentair, Inc	314,223
16,624		Rockwell Automation, Inc	1,195,432
13,249	*	SanDisk Corp	762,082
5,621	*	Scientific Games Corp (Class A)	197,466
18,920		Smith International, Inc	737,123
38,357	*	Solectron Corp	153,428
4,785		Stanley Works	242,408
19,017		Symbol Technologies, Inc	201,200
3,400		Timken Co	109,718
3,833		Toro Co	183,026
19,144	*	Western Digital Corp	371,968
6,546	*	Zebra Technologies Corp (Class A)	292,737
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	50,630,093

INSTRUMENTS AND RELATED PRODUCTS - 7.45%
5,900	*	Affymetrix, Inc	194,287
32,759	*	Agilent Technologies, Inc	1,230,100
6,195		Ametek, Inc	278,527
3,524	*	Avid Technology, Inc	153,153
9,486		Bard (C.R.), Inc	643,246
4,321		Bausch & Lomb, Inc	275,248
59,611		Baxter International, Inc	2,313,503
5,600		Beckman Coulter, Inc	305,592
22,844		Becton Dickinson & Co	1,406,734
22,796		Biomet, Inc	809,714

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
59,666	*	Boston Scientific Corp	$1,375,301
3,265		Cooper Cos, Inc	176,408
10,382	*	Cytyc Corp	292,565
21,477		Danaher Corp	1,364,863
7,448		Dentsply International, Inc	433,101
5,400	*	Edwards Lifesciences Corp	234,900
5,738	*	Fisher Scientific International, Inc	390,471
5,493	*	Flir Systems, Inc	156,056
29,334		Guidant Corp	2,289,812
269,029		Johnson & Johnson	15,931,897
17,935		Kla-Tencor Corp	867,337
109,388		Medtronic, Inc	5,551,441
2,900	*	Mettler-Toledo International, Inc	174,986
4,600	*	Millipore Corp	336,076
6,100		PerkinElmer, Inc	143,167
10,987		Pitney Bowes, Inc	471,672
6,200	*	Resmed, Inc	272,676
6,400	*	Respironics, Inc	249,024
6,462		Roper Industries, Inc	314,247
32,757	*	St. Jude Medical, Inc	1,343,037
26,494		Stryker Corp	1,174,744
1,716		Tektronix, Inc	61,278
11,960	*	Teradyne, Inc	185,500
5,436	*	Thermo Electron Corp	201,621
4,705	*	Trimble Navigation Ltd	211,960
11,984	*	Varian Medical Systems, Inc	673,021
10,048	*	Waters Corp	433,571
22,452	*	Zimmer Holdings, Inc	1,517,755
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	44,438,591

INSURANCE AGENTS, BROKERS AND SERVICE - 0.32%
9,900		Brown & Brown, Inc	328,680
8,200	*	ChoicePoint, Inc	366,950
921		Erie Indemnity Co (Class A)	48,481
11,236	*	Express Scripts, Inc	987,644
6,984		Gallagher (Arthur J.) & Co	194,225
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,925,980

INSURANCE CARRIERS - 3.51%
41,952		Aetna, Inc	2,061,521
36,063		Aflac, Inc	1,627,523
2,079		Ambac Financial Group, Inc	165,488
61,583		American International Group, Inc	4,070,020
4,694	*	AMERIGROUP Corp	98,762
400		Hanover Insurance Group, Inc	20,968
4,688		HCC Insurance Holdings, Inc	163,142
6,069	*	Health Net, Inc	308,427
11,063	*	Humana, Inc	582,467
426	*	Markel Corp	143,852
788		MBIA, Inc	47,382
3,921	*	Philadelphia Consolidated Holding Co	133,863
16,438		Progressive Corp	1,713,826
3,273		Prudential Financial, Inc	248,126
3,712	*	Sierra Health Services, Inc	151,078
200		Transatlantic Holdings, Inc	11,690
123,193		UnitedHealth Group, Inc	6,881,561
2,240		Unitrin, Inc	104,182

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
1,809		W.R. Berkley Corp	$105,031
29,988	*	WellPoint, Inc	2,321,971
		TOTAL INSURANCE CARRIERS	20,960,880

LEATHER AND LEATHER PRODUCTS - 0.23%
34,104	*	Coach, Inc	1,179,316
4,692	*	Timberland Co (Class A)	160,607
		TOTAL LEATHER AND LEATHER PRODUCTS	1,339,923

METAL MINING - 0.33%
16,225		Freeport-McMoRan Copper & Gold, Inc (Class A)	969,768
9,784		Phelps Dodge Corp	787,906
2,321		Southern Copper Corp	196,078
		TOTAL METAL MINING	1,953,752

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.19%
13,172		Fortune Brands, Inc	1,062,058
3,949		Mattel, Inc	71,595
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,133,653

MISCELLANEOUS RETAIL - 1.85%
1,854		Alberto-Culver Co	82,002
27,551	*	Amazon.com, Inc	1,005,887
1,100		Barnes & Noble, Inc	50,875
5,666		CDW Corp	333,444
73,216		CVS Corp	2,186,962
3,138	*	Dick's Sporting Goods, Inc	124,484
12,392		Michaels Stores, Inc	465,691
13,000		Petsmart, Inc	365,820
4,276	*	Sears Holdings Corp	565,458
66,619		Staples, Inc	1,700,117
5,157		Tiffany & Co	193,594
92,440		Walgreen Co	3,986,937
		TOTAL MISCELLANEOUS RETAIL	11,061,271

MOTION PICTURES - 0.57%
3,537	*	DreamWorks Animation SKG, Inc (Class A)	93,554
84,722		News Corp (Class A)	1,407,232
4,900	*	Pixar	314,286
3,775		Regal Entertainment Group (Class A)	71,008
22,300		Time Warner, Inc	374,417
41,724		Walt Disney Co	1,163,682
		TOTAL MOTION PICTURES	3,424,179

NONDEPOSITORY INSTITUTIONS - 1.44%
98,964		American Express Co	5,200,558
5,049	*	AmeriCredit Corp	155,156
7,617		Capital One Financial Corp	613,321
5,682		CapitalSource, Inc	141,368
4,384		Countrywide Financial Corp	160,893
2,324		First Marblehead Corp	100,513
2,896		IndyMac Bancorp, Inc	118,533
1,619	*	Nelnet, Inc	67,431
37,879		SLM Corp	1,967,435
380		Student Loan Corp	88,540
		TOTAL NONDEPOSITORY INSTITUTIONS	8,613,748

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
NONMETALLIC MINERALS, EXCEPT FUELS - 0.09%
6,055		Vulcan Materials Co	$524,666
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	524,666

OIL AND GAS EXTRACTION - 2.21%
30,607		Baker Hughes, Inc	2,093,519
29,258		BJ Services Co	1,012,327
12,797		Chesapeake Energy Corp	401,954
8,478	*	Cooper Cameron Corp	373,710
10,468	*	Denbury Resources, Inc	331,522
5,214		Diamond Offshore Drilling, Inc	466,653
9,820		ENSCO International, Inc	505,239
9,914		Equitable Resources, Inc	361,960
40,342		Halliburton Co	2,945,773
3,162		Helmerich & Payne, Inc	220,771
9,133	*	National Oilwell Varco, Inc	585,608
8,354	*	Newfield Exploration Co	350,033
1,944		Noble Energy, Inc	85,380
15,300		Patterson-UTI Energy, Inc	488,988
547		Pioneer Natural Resources Co	24,205
7,141	*	Plains Exploration & Production Co	275,928
7,742	*	Pride International, Inc	241,396
5,349	*	Quicksilver Resources, Inc	206,792
11,905		Range Resources Corp	325,126
5,900		Rowan Cos, Inc	259,364
3,854	*	Unit Corp	214,861
32,563		XTO Energy, Inc	1,418,770
		TOTAL OIL AND GAS EXTRACTION	13,189,879

PAPER AND ALLIED PRODUCTS - 0.19%
19,662		Kimberly-Clark Corp	1,136,464
		TOTAL PAPER AND ALLIED PRODUCTS	1,136,464

PERSONAL SERVICES - 0.14%
29,926		H&R Block, Inc	647,898
3,500		Weight Watchers International, Inc	179,900
		TOTAL PERSONAL SERVICES	827,798

PETROLEUM AND COAL PRODUCTS - 0.55%
21,610		EOG Resources, Inc	1,555,920
14,784		Murphy Oil Corp	736,539
9,694		Sunoco, Inc	751,964
3,589		Tesoro Corp	245,272
		TOTAL PETROLEUM AND COAL PRODUCTS	3,289,695

PRIMARY METAL INDUSTRIES - 0.76%
8,883		Allegheny Technologies, Inc	543,462
3,715	*	Andrew Corp	45,620
137,881	*	Corning, Inc	3,710,378
300		Hubbell, Inc (Class B)	15,378
4,030		Precision Castparts Corp	239,382
		TOTAL PRIMARY METAL INDUSTRIES	4,554,220

PRINTING AND PUBLISHING - 0.73%
3,631	*	ACCO Brands Corp	80,608
11,602		CBS Corp	278,216
4,714		Dow Jones & Co, Inc	185,260

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
6,187	*	Dun & Bradstreet Corp	$474,419
7,427		EW Scripps Co	332,061
4,100		John Wiley & Sons, Inc (Class A)	155,185
33,821		McGraw-Hill Cos, Inc	1,948,766
3,858		Meredith Corp	215,238
5,785	*	R.H. Donnelley Corp	336,861
437		Washington Post Co (Class B)	339,440
		TOTAL PRINTING AND PUBLISHING	4,346,054

RAILROAD TRANSPORTATION - 0.05%
5,373		Norfolk Southern Corp	290,518
		TOTAL RAILROAD TRANSPORTATION	290,518

REAL ESTATE - 0.18%
4,516	*	CB Richard Ellis Group, Inc	364,441
5,834		Forest City Enterprises, Inc (Class A)	275,073
6,837		St. Joe Co	429,637
		TOTAL REAL ESTATE	1,069,151

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
6,860	*	Goodyear Tire & Rubber Co	99,333
2,555		Sealed Air Corp	147,858
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	247,191

SECURITY AND COMMODITY BROKERS - 1.85%
2,953	*	Affiliated Managers Group, Inc	314,819
19,832		Ameriprise Financial, Inc	893,630
4,421	*	BISYS Group, Inc	59,595
1,800		BlackRock, Inc	252,000
100	*	Cbot Holdings, Inc	11,940
95,094		Charles Schwab Corp	1,636,568
3,157		Chicago Mercantile Exchange Holdings, Inc	1,412,758
12,000		Eaton Vance Corp	328,560
7,000		Federated Investors, Inc (Class B)	273,350
14,552		Franklin Resources, Inc	1,371,380
4,985		Goldman Sachs Group, Inc	782,446
1,437		Interactive Data Corp	33,770
11,173		Legg Mason, Inc	1,400,312
9,741		Morgan Stanley	611,930
4,500		Nuveen Investments, Inc	216,675
5,600		SEI Investments Co	226,968
11,851		T Rowe Price Group, Inc	926,867
11,999		TD Ameritrade Holding Corp	250,419
		TOTAL SECURITY AND COMMODITY BROKERS	11,003,987

STONE, CLAY, AND GLASS PRODUCTS - 0.04%
4,089		Florida Rock Industries, Inc	229,884
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	229,884

TOBACCO PRODUCTS - 0.06%
7,918		UST, Inc	329,389
		TOTAL TOBACCO PRODUCTS	329,389

TRANSPORTATION BY AIR - 0.72%
16,340	*	AMR Corp	441,997
27,323		FedEx Corp	3,085,860
14,100	*	JetBlue Airways Corp	151,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
35,090		Southwest Airlines Co	$631,269
		TOTAL TRANSPORTATION BY AIR	4,310,278

TRANSPORTATION EQUIPMENT - 3.52%
1,158		Autoliv, Inc	65,520
74,761		Boeing Co	5,826,125
1,495		BorgWarner, Inc	89,760
6,386		Brunswick Corp	248,160
14,300		Gentex Corp	249,678
10,867		Goodrich Corp	473,910
25,701		Harley-Davidson, Inc	1,333,368
3,360		Harsco Corp	277,603
15,280		ITT Industries, Inc	859,042
33,355		Lockheed Martin Corp	2,505,961
3,421		Martin Marietta Materials, Inc	366,150
5,859	*	Navistar International Corp	161,591
6,546		Oshkosh Truck Corp	407,423
13,751		Paccar, Inc	969,170
1,342	*	Pactiv Corp	32,933
3,900		Polaris Industries, Inc	212,784
9,120		Raytheon Co	418,061
16,121		Rockwell Collins, Inc	908,418
2,451		Textron, Inc	228,899
92,624		United Technologies Corp	5,369,413
		TOTAL TRANSPORTATION EQUIPMENT	21,003,969

TRANSPORTATION SERVICES - 0.38%
3,940		Brink's Co	199,994
15,508		CH Robinson Worldwide, Inc	761,288
9,260	*	Expedia, Inc	187,700
9,595		Expeditors International Washington, Inc	828,912
8,760	*	IAC/InterActiveCorp	258,157
		TOTAL TRANSPORTATION SERVICES	2,236,051

TRUCKING AND WAREHOUSING - 0.86%
4,794		CNF, Inc	239,412
10,408		J.B. Hunt Transport Services, Inc	224,188
5,496		Landstar System, Inc	242,484
1,686	*	Swift Transportation Co, Inc	36,637
55,508		United Parcel Service, Inc (Class B)	4,406,225
		TOTAL TRUCKING AND WAREHOUSING	5,148,946

WATER TRANSPORTATION - 0.02%
2,157		Tidewater, Inc	119,131
		TOTAL WATER TRANSPORTATION	119,131

WHOLESALE TRADE-DURABLE GOODS - 0.38%
5,765	*	Advanced Medical Optics, Inc	268,880
4,189	*	Avnet, Inc	106,317
6,167	*	Copart, Inc	169,284
7,958	*	Henry Schein, Inc	380,870
5,529	*	Ingram Micro, Inc (Class A)	110,580
4,328		MSC Industrial Direct Co (Class A)	233,799
3,308		Omnicare, Inc	181,907
12,400	*	Patterson Cos, Inc	436,480
4,689		SCP Pool Corp	219,961
1,660	*	Tech Data Corp	61,271

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES			VALUE
1,197		W.W. Grainger, Inc	$90,194
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,259,543

WHOLESALE TRADE-NONDURABLE GOODS - 1.02%
200		Airgas, Inc	7,818
4,737		Brown-Forman Corp (Class B)	364,607
25,128		Cardinal Health, Inc	1,872,530
10,825		McKesson Corp	564,307
16,887		Nike, Inc (Class B)	1,437,084
57,281		Sysco Corp	1,835,856
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	6,082,202

		TOTAL COMMON STOCKS
		(Cost $541,312,450)	595,435,006

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.12%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.12%
$ 710,000		Federal National Mortgage Association (FNMA), 4.650%, 04/03/06	710,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	710,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $709,817)	710,000

		TOTAL PORTFOLIO - 99.93%
		(Cost $542,022,267)	596,145,006
		OTHER ASSETS & LIABILITIES, NET - 0.07%	409,429

		NET ASSETS - 100.00%	$596,554,435

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

PREFERRED STOCKS - 0.00%
HOLDING AND OTHER INVESTMENT OFFICES - 0.00%
170		Simon Property Group, Inc	$11,723
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	11,723
		TOTAL PREFERRED STOCKS	11,723
		(Cost $5,932)

COMMON STOCKS - 99.83%
AMUSEMENT AND RECREATION SERVICES - 0.13%
5,265		Harrah's Entertainment, Inc	410,459
2,704		International Speedway Corp (Class A)	137,634
3,971	*	Live Nation, Inc	78,785
4,750		Westwood One, Inc	52,440
		TOTAL AMUSEMENT AND RECREATION SERVICES	679,318

APPAREL AND ACCESSORY STORES - 0.05%
3,595	*	AnnTaylor Stores Corp	132,260
400		Claire's Stores, Inc	14,524
5,922		Foot Locker, Inc	141,417
		TOTAL APPAREL AND ACCESSORY STORES	288,201

APPAREL AND OTHER TEXTILE PRODUCTS - 0.26%
1,098	*	Columbia Sportswear Co	58,556
9,217		Jones Apparel Group, Inc	326,005
8,866		Liz Claiborne, Inc	363,329
3,187		Polo Ralph Lauren Corp	193,164
7,198		VF Corp	409,566
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,350,620

AUTO REPAIR, SERVICES AND PARKING - 0.03%
3,015		Ryder System, Inc	135,012
		TOTAL AUTO REPAIR, SERVICES AND PARKING	135,012

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.06%
14,120	*	Autonation, Inc	304,286
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	304,286

BUSINESS SERVICES - 1.80%
2,998	*	Affiliated Computer Services, Inc (Class A)	178,861
28,843	*	BEA Systems, Inc	378,709
9,549	*	BMC Software, Inc	206,831
11,058		CA, Inc	300,888
11,591	*	Cadence Design Systems, Inc	214,318
76,245		Cendant Corp	1,322,851
992	*	Checkfree Corp	50,096
1,100	*	Clear Channel Outdoor Holdings, Inc	25,795
15,402	*	Computer Sciences Corp	855,581
17,508	*	Compuware Corp	137,088

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
11,153	*	Convergys Corp	$203,096
4,359		Deluxe Corp	114,075
31,656		Electronic Data Systems Corp	849,330
5,261	*	Emdeon Corp	56,819
2,434		Equifax, Inc	90,642
1,299		Fair Isaac Corp	51,466
4,348	*	Interpublic Group of Cos, Inc	41,567
1,254	*	Lamar Advertising Co	65,985
5,189		Manpower, Inc	296,707
11,337	*	NCR Corp	473,773
30,524	*	Novell, Inc	234,424
1,608	*	Rent-A-Center, Inc	41,149
4,330		Reynolds & Reynolds Co (Class A)	122,972
10,715		Sabre Holdings Corp	252,124
8,693		ServiceMaster Co	114,052
112,020	*	Sun Microsystems, Inc	574,663
6,763	*	Sybase, Inc	142,835
28,462	*	Symantec Corp	479,015
9,535	*	Synopsys, Inc	213,107
1,354	*	Take-Two Interactive Software, Inc	25,266
26,622	*	Unisys Corp	183,426
33,111		Waste Management, Inc	1,168,818
180		Wesco Financial Corp	71,820
		TOTAL BUSINESS SERVICES	9,538,149

CHEMICALS AND ALLIED PRODUCTS - 7.29%
15,884		Abbott Laboratories	674,593
16,670		Air Products & Chemicals, Inc	1,120,057
2,749		Albemarle Corp	124,667
2,764		Avery Dennison Corp	161,639
14,976	*	Biogen Idec, Inc	705,370
93,187		Bristol-Myers Squibb Co	2,293,332
4,689		Cabot Corp	159,379
3,819		Celanese Corp (Series A)	80,084
11,879		Chemtura Corp	139,935
1,045	*	Chiron Corp	47,871
12,446		Clorox Co	744,893
11,822		Colgate-Palmolive Co	675,036
3,089		Cytec Industries, Inc	185,371
4,175		Dow Chemical Co	169,505
62,048		Du Pont (E.I.) de Nemours & Co	2,619,046
6,441		Eastman Chemical Co	329,650
5,570		Eli Lilly & Co	308,021
9,718		Engelhard Corp	384,930
2,917		FMC Corp	180,796
6,632	*	Hospira, Inc	261,699
4,914	*	Huntsman Corp	94,840
2,006	*	Invitrogen Corp	140,681
19,967	*	King Pharmaceuticals, Inc	344,431
5,205		Lubrizol Corp	223,034
16,347		Lyondell Chemical Co	325,305
136,610		Merck & Co, Inc	4,812,770
11,582	*	Millennium Pharmaceuticals, Inc	117,094
4,632		Monsanto Co	392,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
10,605	*	Mosaic Co	$152,182
12,428		Mylan Laboratories, Inc	290,815
599,509		Pfizer, Inc	14,939,764
13,710		PPG Industries, Inc	868,529
3,504		Praxair, Inc	193,246
12,435		Rohm & Haas Co	607,698
9,511		RPM International, Inc	170,627
2,948		Scotts Miracle-Gro Co (Class A)	134,900
4,852		Sigma-Aldrich Corp	319,213
1,845	*	Tronox, Inc	31,347
616		Valhi, Inc	10,903
7,864		Valspar Corp	219,170
8,223	*	Watson Pharmaceuticals, Inc	236,329
54,161		Wyeth	2,627,892
		TOTAL CHEMICALS AND ALLIED PRODUCTS	38,619,206

COAL MINING - 0.08%
3,583		Arch Coal, Inc	272,093
2,233		Consol Energy, Inc	165,599
		TOTAL COAL MINING	437,692

COMMUNICATIONS - 7.22%
26,124		Alltel Corp	1,691,529
1,896	*	American Tower Corp (Class A)	57,487
315,987		AT&T, Inc	8,544,288
11,225	*	Avaya, Inc	126,843
147,603		BellSouth Corp	5,114,444
10,026		CenturyTel, Inc	392,217
29,038		Citizens Communications Co	385,334
27,875		Clear Channel Communications, Inc	808,654
85,993	*	Comcast Corp (Class A)	2,249,577
6,126	*	Crown Castle International Corp	173,672
4,757	*	DIRECTV Group, Inc	78,015
13,772	*	Discovery Holding Co (Class A)	206,580
2,300		Hearst-Argyle Television, Inc	53,728
21,767	*	Liberty Global, Inc	445,570
143,523	*	Liberty Media Corp (Class A)	1,178,324
20,650		NTL, Inc	601,122
2,168		PanAmSat Holding Corp	53,810
122,371	*	Qwest Communications International, Inc	832,123
185,065		Sprint Nextel Corp	4,782,080
7,563		Telephone & Data Systems, Inc (Non-Vote)	298,285
8,902	*	Univision Communications, Inc (Class A)	306,852
707	*	US Cellular Corp	41,968
235,709		Verizon Communications, Inc	8,028,249
46,947	*	Viacom, Inc	1,821,544
		TOTAL COMMUNICATIONS	38,272,295

DEPOSITORY INSTITUTIONS - 19.31%
29,261		AmSouth Bancorp	791,510
10,924		Associated Banc-Corp	371,198
7,869		Astoria Financial Corp	243,624
374,867		Bank of America Corp	17,071,443
3,915		Bank of Hawaii Corp	208,709

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		VALUE
63,217	Bank of New York Co, Inc	$2,278,341
43,415	BB&T Corp	1,701,868
1,652	BOK Financial Corp	78,553
1,689	Capitol Federal Financial	54,555
16,090	CIT Group, Inc	861,137
418,976	Citigroup, Inc	19,788,236
3,248	City National Corp	249,414
11,725	Colonial Bancgroup, Inc	293,125
13,820	Comerica, Inc	801,145
1,508	Commerce Bancorp, Inc	55,268
4,712	Commerce Bancshares, Inc	243,469
10,437	Compass Bancshares, Inc	528,217
4,058	Cullen/Frost Bankers, Inc	218,118
2,035	Downey Financial Corp	136,956
35,972	Fifth Third Bancorp	1,415,858
10,451	First Horizon National Corp	435,284
6,358	FirstMerit Corp	156,788
11,742	Fulton Financial Corp	201,962
11,751	Golden West Financial Corp	797,893
21,754	Huntington Bancshares, Inc	524,924
7,379	Independence Community Bank Corp	307,557
3,542	International Bancshares Corp	101,762
283,580	JPMorgan Chase & Co	11,808,271
32,597	Keycorp	1,199,570
6,277	M&T Bank Corp	716,457
18,718	Marshall & Ilsley Corp	815,730
31,348	Mellon Financial Corp	1,115,989
9,776	Mercantile Bankshares Corp	375,887
45,465	National City Corp	1,586,729
19,751	New York Community Bancorp, Inc	346,038
37,545	North Fork Bancorporation, Inc	1,082,422
7,229	Northern Trust Corp	379,523
22,845	PNC Financial Services Group, Inc	1,537,697
22,734	Popular, Inc	471,958
37,235	Regions Financial Corp	1,309,555
7,724	Sky Financial Group, Inc	204,686
5,979	South Financial Group, Inc	156,351
28,639	Sovereign Bancorp, Inc	627,480
18,776	State Street Corp	1,134,634
28,926	SunTrust Banks, Inc	2,104,656
3,649	TCF Financial Corp	93,962
8,878	TD Banknorth, Inc	260,569
4,661	UnionBanCal Corp	327,016
147,219	US Bancorp	4,490,180
8,183	Valley National Bancorp	209,648
130,078	Wachovia Corp	7,290,872
7,724	Washington Federal, Inc	186,921
79,646	Washington Mutual, Inc	3,394,513
4,558	Webster Financial Corp	220,881
122,426	Wells Fargo & Co	7,819,349
5,181	Whitney Holding Corp	183,718
5,589	Wilmington Trust Corp	242,283
8,575	Zions Bancorporation	709,410
	TOTAL DEPOSITORY INSTITUTIONS	102,319,869

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
EATING AND DRINKING PLACES - 0.76%
2,398		CBRL Group, Inc	$105,296
2,195		Commerce Group, Inc	115,984
102,146		McDonald's Corp	3,509,737
408		Outback Steakhouse, Inc	17,952
4,298		Wendy's International, Inc	266,734
		TOTAL EATING AND DRINKING PLACES	4,015,703

EDUCATIONAL SERVICES - 0.01%
542	*	Laureate Education, Inc	28,932
		TOTAL EDUCATIONAL SERVICES	28,932

ELECTRIC, GAS, AND SANITARY SERVICES - 6.70%
6,725		AGL Resources, Inc	242,436
12,903	*	Allegheny Energy, Inc	436,767
9,725		Alliant Energy Corp	306,046
10,799	*	Allied Waste Industries, Inc	132,180
15,721		Ameren Corp	783,220
31,625		American Electric Power Co, Inc	1,075,883
8,786		Aqua America, Inc	244,427
7,061		Atmos Energy Corp	185,916
24,541		Centerpoint Energy, Inc	292,774
15,582		Cinergy Corp	707,579
17,142	*	CMS Energy Corp	221,989
20,059		Consolidated Edison, Inc	872,567
14,300		Constellation Energy Group, Inc	782,353
27,432		Dominion Resources, Inc	1,893,631
10,908		DPL, Inc	294,516
14,177		DTE Energy Co	568,356
73,196		Duke Energy Corp	2,133,663
26,156		Edison International	1,077,104
51,789		El Paso Corp	624,057
5,970		Energen Corp	208,950
10,990		Energy East Corp	267,057
17,091		Entergy Corp	1,178,254
53,834		Exelon Corp	2,847,819
26,523		FirstEnergy Corp	1,296,975
30,913		FPL Group, Inc	1,240,848
6,257		Great Plains Energy, Inc	176,135
6,371		Hawaiian Electric Industries, Inc	172,845
14,242		KeySpan Corp	582,071
436		Kinder Morgan, Inc	40,108
9,571		MDU Resources Group, Inc	320,150
6,190		National Fuel Gas Co	202,537
22,669		NiSource, Inc	458,367
11,101		Northeast Utilities	216,803
11,086	*	NRG Energy, Inc	501,309
8,992		NSTAR	257,261
7,095		OGE Energy Corp	205,755
9,079		Oneok, Inc	292,798
15,748		Pepco Holdings, Inc	358,897
27,499		PG&E Corp	1,069,711
6,543		Piedmont Natural Gas Co, Inc	156,967

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
8,537		Pinnacle West Capital Corp	$333,797
6,053		PNM Resources, Inc	147,693
30,524		PPL Corp	897,406
20,229		Progress Energy, Inc	889,671
20,167		Public Service Enterprise Group, Inc	1,291,495
9,350		Puget Energy, Inc	198,033
4,991		Questar Corp	349,620
24,201	*	Reliant Energy, Inc	256,047
10,922		Republic Services, Inc	464,294
9,344		SCANA Corp	366,659
20,303		Sempra Energy	943,277
60,573		Southern Co	1,984,977
7,066		Southern Union Co	175,449
16,857		TECO Energy, Inc	271,735
7,894		UGI Corp	166,327
6,257		Vectren Corp	165,060
6,757		Westar Energy, Inc	140,613
304		Western Gas Resources, Inc	14,668
18,304		Williams Cos, Inc	391,523
9,676		Wisconsin Energy Corp	386,943
3,414		WPS Resources Corp	168,037
33,137		Xcel Energy, Inc	601,437
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	35,531,842

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.34%
9,099	*	ADC Telecommunications, Inc	232,843
18,280	*	Advanced Micro Devices, Inc	606,165
2,679		AVX Corp	47,418
1,371	*	Comverse Technology, Inc	32,260
5,587		Emerson Electric Co	467,241
1,032	*	Energizer Holdings, Inc	54,696
27,888	*	Freescale Semiconductor, Inc (Class B)	774,450
207,198		General Electric Co	7,206,346
1,614		Harris Corp	76,326
68,199		Honeywell International, Inc	2,916,871
1,221	*	International Rectifier Corp	50,586
6,694		Intersil Corp (Class A)	193,590
67,321	*	JDS Uniphase Corp	280,729
3,989		L-3 Communications Holdings, Inc	342,216
19,739	*	LSI Logic Corp	228,183
356,061	*	Lucent Technologies, Inc	1,085,986
23,781	*	Micron Technology, Inc	350,056
5,278		Molex, Inc	175,230
38,636		Motorola, Inc	885,151
22,497	*	Sanmina-SCI Corp	92,238
1,057	*	Spectrum Brands, Inc	22,958
2,834		Teleflex, Inc	202,999
36,996	*	Tellabs, Inc	588,236
2,633	*	Thomas & Betts Corp	135,284
11,104	*	Vishay Intertechnology, Inc	158,121
2,504		Warner Music Group Corp	54,312
4,955		Whirlpool Corp	453,234
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	17,713,725

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
ENGINEERING AND MANAGEMENT SERVICES - 0.07%
6,321	*	Ceridian Corp	$160,869
2,884	*	Charles River Laboratories International, Inc	141,374
1,449	*	Hewitt Associates, Inc	43,093
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	345,336

FABRICATED METAL PRODUCTS - 0.13%
897	*	Alliant Techsystems, Inc	69,221
7,290		Ball Corp	319,521
1,503		Illinois Tool Works, Inc	144,754
4,441		Snap-On, Inc	169,291
		TOTAL FABRICATED METAL PRODUCTS	702,787

FOOD AND KINDRED PRODUCTS - 3.79%
99,640		Altria Group, Inc	7,060,490
24,012		Anheuser-Busch Cos, Inc	1,026,993
52,974		Archer Daniels Midland Co	1,782,575
8,740		Campbell Soup Co	283,176
63,189		Coca-Cola Co	2,645,723
24,144		Coca-Cola Enterprises, Inc	491,089
41,723		ConAgra Foods, Inc	895,376
11,146	*	Constellation Brands, Inc (Class A)	279,207
11,503	*	Dean Foods Co	446,661
16,331		Del Monte Foods Co	193,686
22,330		General Mills, Inc	1,131,684
12,994		H.J. Heinz Co	492,732
1,027		Hershey Co	53,640
5,709		Hormel Foods Corp	192,964
3,917		J.M. Smucker Co	155,505
6,255		Kellogg Co	275,470
20,488		Kraft Foods, Inc (Class A)	620,991
3,430		McCormick & Co, Inc (Non-Vote)	116,140
3,842		Molson Coors Brewing Co (Class B)	263,638
8,476		Pepsi Bottling Group, Inc	257,586
5,293		PepsiAmericas, Inc	129,414
1,150		Pilgrim's Pride Corp	24,921
39,384		Sara Lee Corp	704,186
7,148	*	Smithfield Foods, Inc	209,722
2,341	*	TreeHouse Foods, Inc	62,154
19,176		Tyson Foods, Inc (Class A)	263,478
		TOTAL FOOD AND KINDRED PRODUCTS	20,059,201

FOOD STORES - 0.37%
29,380		Albertson's, Inc	754,185
59,840		Kroger Co	1,218,342
		TOTAL FOOD STORES	1,972,527

FORESTRY - 0.26%
19,237		Weyerhaeuser Co	1,393,336
		TOTAL FORESTRY	1,393,336

FURNITURE AND FIXTURES - 0.39%
2,733		Hillenbrand Industries, Inc	150,288
12,565		Johnson Controls, Inc	954,060

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
11,126		Leggett & Platt, Inc	$271,141
6,781		Masco Corp	220,315
18,223		Newell Rubbermaid, Inc	459,037
		TOTAL FURNITURE AND FIXTURES	2,054,841

FURNITURE AND HOMEFURNISHINGS STORES - 0.10%
8,687		Circuit City Stores, Inc	212,658
3,059	*	Mohawk Industries, Inc	246,922
2,901		Steelcase, Inc (Class A)	52,218
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	511,798

GENERAL BUILDING CONTRACTORS - 0.38%
2,050		Beazer Homes USA, Inc	134,685
4,795		Centex Corp	297,242
6,069		DR Horton, Inc	201,612
1,087		KB Home	70,633
4,235		Lennar Corp (Class A)	255,709
260		Lennar Corp (Class B)	14,505
888		MDC Holdings, Inc	57,107
1,854	*	Meritage Homes Corp	101,896
17,164		Pulte Homes, Inc	659,441
839		Ryland Group, Inc	58,227
4,770		Standard-Pacific Corp	160,367
		TOTAL GENERAL BUILDING CONTRACTORS	2,011,424

GENERAL MERCHANDISE STORES - 0.79%
5,592	*	BJ's Wholesale Club, Inc	176,204
24,128		Costco Wholesale Corp	1,306,772
5,175		Dillard's, Inc (Class A)	134,757
2,611	*	Dollar Tree Stores, Inc	72,246
2,912		Family Dollar Stores, Inc	77,459
21,948		Federated Department Stores, Inc	1,602,204
10,852		JC Penney Co, Inc	655,569
8,398		Saks, Inc	162,081
		TOTAL GENERAL MERCHANDISE STORES	4,187,292

HEALTH SERVICES - 0.37%
16,752		AmerisourceBergen Corp	808,619
3,872		Caremark Rx, Inc	190,425
1,491	*	Community Health Systems, Inc	53,900
1,700		Health Management Associates, Inc (Class A)	36,669
6,855	*	Medco Health Solutions, Inc	392,243
31,797	*	Tenet Healthcare Corp	234,662
4,372	*	Triad Hospitals, Inc	183,187
1,430		Universal Health Services, Inc (Class B)	72,630
		TOTAL HEALTH SERVICES	1,972,335

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.02%
928	*	Jacobs Engineering Group, Inc	80,495
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	80,495

HOLDING AND OTHER INVESTMENT OFFICES - 3.85%
6,687		AMB Property Corp	362,903
9,252		American Capital Strategies Ltd	325,300

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
9,505		American Financial Realty Trust	$110,733
9,361		Annaly Mortgage Management, Inc	113,643
7,733		Apartment Investment & Management Co (Class A)	362,678
16,617		Archstone-Smith Trust	810,411
5,838		Arden Realty, Inc	263,469
5,747		AvalonBay Communities, Inc	626,998
8,962		Boston Properties, Inc	835,707
4,479		BRE Properties, Inc (Class A)	250,824
4,127		Camden Property Trust	297,350
4,865		CarrAmerica Realty Corp	217,028
3,462		CBL & Associates Properties, Inc	146,962
6,757		Crescent Real Estate Equities Co	142,370
8,817		Developers Diversified Realty Corp	482,731
11,065		Duke Realty Corp	419,917
31,389		Equity Office Properties Trust	1,054,043
22,951		Equity Residential	1,073,877
1,786		Essex Property Trust, Inc	194,192
2,622		Federal Realty Investment Trust	197,174
11,687		Friedman Billings Ramsey Group, Inc	109,624
6,921		General Growth Properties, Inc	338,229
10,928		Health Care Property Investors, Inc	310,355
4,255		Health Care REIT, Inc	162,116
3,778		Healthcare Realty Trust, Inc	141,222
5,456		Hospitality Properties Trust	238,264
30,827		Host Marriott Corp	659,698
18,981		HRPT Properties Trust	222,837
31,876		iShares Russell 1000 Value Index Fund	2,329,498
9,568		iStar Financial, Inc	366,263
16,200		Kimco Realty Corp	658,368
2,500		KKR Financial Corp	56,075
6,986		Liberty Property Trust	329,460
3,674		Macerich Co	271,692
4,592		Mack-Cali Realty Corp	220,416
2,216		New Century Financial Corp	101,980
8,058		New Plan Excel Realty Trust	209,025
3,100		Pan Pacific Retail Properties, Inc	219,790
17,790		Prologis	951,765
1,610		Public Storage, Inc	130,780
5,660		Rayonier, Inc	258,039
6,531		Realty Income Corp	158,116
6,326		Reckson Associates Realty Corp	289,857
5,296		Regency Centers Corp	355,838
3,601		Shurgard Storage Centers, Inc (Class A)	239,935
8,550		Simon Property Group, Inc	719,397
3,082		SL Green Realty Corp	312,823
7,788		Thornburg Mortgage, Inc	210,743
7,128		Trizec Properties, Inc	183,403
6,885		United Dominion Realty Trust, Inc	196,498
9,471		Vornado Realty Trust	909,216
6,198		Weingarten Realty Investors	252,569
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	20,402,201

HOTELS AND OTHER LODGING PLACES - 0.08%
6,530	*	Starwood Hotels & Resorts Worldwide, Inc	442,277
		TOTAL HOTELS AND OTHER LODGING PLACES	442,277

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
INDUSTRIAL MACHINERY AND EQUIPMENT - 2.75%
2,788		Black & Decker Corp	$242,249
1,185		Carlisle Cos, Inc	96,933
1,709		Cummins, Inc	179,616
17,613		Deere & Co	1,392,308
455		Diebold, Inc	18,701
5,869		Dover Corp	284,999
400	*	Dresser-Rand Group, Inc	9,940
8,402		Eaton Corp	613,094
233,061		Hewlett-Packard Co	7,667,707
866		IDEX Corp	45,179
20,107		International Business Machines Corp	1,658,224
11,789	*	Juniper Networks, Inc	225,406
5,432	*	Novellus Systems, Inc	130,368
8,961		Pall Corp	279,494
5,522		Parker Hannifin Corp	445,128
1,339		Pentair, Inc	54,564
3,548	*	SanDisk Corp	204,081
37,547	*	Solectron Corp	150,188
5,395		SPX Corp	288,201
2,086		Stanley Works	105,677
3,248		Symbol Technologies, Inc	34,364
4,183	*	Terex Corp	331,461
2,926		Timken Co	94,422
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	14,552,304

INSTRUMENTS AND RELATED PRODUCTS - 0.76%
5,902	*	Agilent Technologies, Inc	221,620
15,217		Applera Corp (Applied Biosystems Group)	412,989
400	*	Avid Technology, Inc	17,384
610		Bausch & Lomb, Inc	38,857
669		Cooper Cos, Inc	36,146
23,083		Eastman Kodak Co	656,481
4,584	*	Fisher Scientific International, Inc	311,941
893	*	Mettler-Toledo International, Inc	53,884
4,511		PerkinElmer, Inc	105,873
8,662		Pitney Bowes, Inc	371,860
798		Roper Industries, Inc	38,807
5,321		Tektronix, Inc	190,013
4,746	*	Teradyne, Inc	73,610
8,403	*	Thermo Electron Corp	311,667
77,088	*	Xerox Corp	1,171,738
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,012,870

INSURANCE AGENTS, BROKERS AND SERVICE - 0.83%
25,224		AON Corp	1,047,048
2,718		Erie Indemnity Co (Class A)	143,076
1,103		Gallagher (Arthur J.) & Co	30,674
23,916		Hartford Financial Services Group, Inc	1,926,434
43,419		Marsh & McLennan Cos, Inc	1,274,782
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,422,014

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
INSURANCE CARRIERS - 7.20%
9,096		Aetna, Inc	$446,977
8,603		Aflac, Inc	388,253
430	*	Alleghany Corp	124,485
53,717		Allstate Corp	2,799,193
6,907		Ambac Financial Group, Inc	549,797
4,329		American Financial Group, Inc	180,130
130,120		American International Group, Inc	8,599,631
530		American National Insurance Co	59,402
3,522		AmerUs Group Co	212,165
8,375		Assurant, Inc	412,469
16,684		Chubb Corp	1,592,321
9,700		Cigna Corp	1,267,014
14,261		Cincinnati Financial Corp	599,960
2,629	*	CNA Financial Corp	83,707
11,540	*	Conseco, Inc	286,423
12,748		Fidelity National Financial, Inc	452,936
2,803		Fidelity National Title Group, Inc	63,824
6,473		First American Corp	253,483
16,897		Genworth Financial, Inc	564,867
3,992		Hanover Insurance Group, Inc	209,261
4,184		HCC Insurance Holdings, Inc	145,603
3,589	*	Health Net, Inc	182,393
3,282	*	Humana, Inc	172,797
11,336		Jefferson-Pilot Corp	634,136
6,494		Leucadia National Corp	387,432
13,645		Lincoln National Corp	744,881
11,796		Loews Corp	1,193,755
468	*	Markel Corp	158,034
10,076		MBIA, Inc	605,870
2,344		Mercury General Corp	128,686
33,086		Metlife, Inc	1,600,370
7,473		MGIC Investment Corp	497,926
5,092		Nationwide Financial Services, Inc (Class A)	219,058
18,380		Old Republic International Corp	401,052
1,173	*	Philadelphia Consolidated Holding Co	40,046
7,016		PMI Group, Inc	322,175
23,026		Principal Financial Group	1,123,669
1,343		Progressive Corp	140,021
5,827		Protective Life Corp	289,835
38,884		Prudential Financial, Inc	2,947,796
7,027		Radian Group, Inc	423,377
2,671		Reinsurance Group Of America, Inc	126,312
10,673		Safeco Corp	535,891
968	*	Sierra Health Services, Inc	39,398
53,884		St. Paul Travelers Cos, Inc	2,251,812
4,288		Stancorp Financial Group, Inc	232,024
8,621		Torchmark Corp	492,259
2,052		Transatlantic Holdings, Inc	119,939
2,264		Unitrin, Inc	105,299
23,894		UnumProvident Corp	489,349
6,938		W.R. Berkley Corp	402,820
23,800	*	WellPoint, Inc	1,842,834
		TOTAL INSURANCE CARRIERS	38,143,147

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.04%
8,261		Laidlaw International, Inc	$224,699
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	224,699

LUMBER AND WOOD PRODUCTS - 0.15%
8,468		Louisiana-Pacific Corp	230,330
15,227		Plum Creek Timber Co, Inc	562,333
		TOTAL LUMBER AND WOOD PRODUCTS	792,663

METAL MINING - 0.43%
33,100		Newmont Mining Corp	1,717,559
7,188		Phelps Dodge Corp	578,850
		TOTAL METAL MINING	2,296,409

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.15%
12,617		Hasbro, Inc	266,219
28,196		Mattel, Inc	511,193
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	777,412

MISCELLANEOUS RETAIL - 0.47%
4,379		Alberto-Culver Co	193,683
2,745		Barnes & Noble, Inc	126,956
5,252		Borders Group, Inc	132,560
23,593	*	Office Depot, Inc	878,603
5,499		OfficeMax, Inc	165,905
40,728	*	Rite Aid Corp	162,912
4,180	*	Sears Holdings Corp	552,763
7,172		Tiffany & Co	269,237
		TOTAL MISCELLANEOUS RETAIL	2,482,619

MOTION PICTURES - 2.08%
113,031		News Corp (Class A)	1,877,445
350,142		Time Warner, Inc	5,878,884
116,817		Walt Disney Co	3,258,026
		TOTAL MOTION PICTURES	11,014,355

NONDEPOSITORY INSTITUTIONS - 2.08%
10,281		Allied Capital Corp	314,599
6,551	*	AmeriCredit Corp	201,312
17,051		Capital One Financial Corp	1,372,947
2,072		CapitalSource, Inc	51,551
43,576		Countrywide Financial Corp	1,599,239
77,834		Fannie Mae	4,000,668
55,761		Freddie Mac	3,401,421
2,450		IndyMac Bancorp, Inc	100,279
		TOTAL NONDEPOSITORY INSTITUTIONS	11,042,016

NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
2,758		Vulcan Materials Co	238,981
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	238,981

OIL AND GAS EXTRACTION - 2.43%
18,867		Anadarko Petroleum Corp	1,905,756

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
26,259		Apache Corp	$1,720,227
31,176		Burlington Resources, Inc	2,865,386
18,697		Chesapeake Energy Corp	587,273
1,976	*	Cooper Cameron Corp	87,102
35,836		Devon Energy Corp	2,192,088
26,834	*	Dynegy, Inc (Class A)	128,803
3,390		ENSCO International, Inc	174,416
856		Equitable Resources, Inc	31,253
4,203	*	Forest Oil Corp	156,268
1,523		Helmerich & Payne, Inc	106,336
9,150		Kerr-McGee Corp	873,642
5,980	*	National Oilwell Varco, Inc	383,438
2,725	*	Newfield Exploration Co	114,178
12,218		Noble Energy, Inc	536,615
9,854		Pioneer Natural Resources Co	436,040
4,754		Pogo Producing Co	238,889
5,785	*	Pride International, Inc	180,376
3,538		Rowan Cos, Inc	155,530
155	*	Unit Corp	8,641
		TOTAL OIL AND GAS EXTRACTION	12,882,257

PAPER AND ALLIED PRODUCTS - 0.82%
8,823		Bemis Co	278,630
39,802		International Paper Co	1,375,955
21,237		Kimberly-Clark Corp	1,227,499
14,933		MeadWestvaco Corp	407,820
5,520		Packaging Corp of America	123,869
20,173	*	Smurfit-Stone Container Corp	273,748
7,995		Sonoco Products Co	270,791
8,839		Temple-Inland, Inc	393,777
		TOTAL PAPER AND ALLIED PRODUCTS	4,352,089

PERSONAL SERVICES - 0.03%
24,103		Service Corp International	188,003
		TOTAL PERSONAL SERVICES	188,003

PETROLEUM AND COAL PRODUCTS - 11.09%
6,391		Amerada Hess Corp	910,078
5,269		Ashland, Inc	374,521
182,628		Chevron Corp	10,586,945
111,926		ConocoPhillips	7,068,127
513,215		Exxon Mobil Corp	31,234,265
29,244		Marathon Oil Corp	2,227,515
33,805		Occidental Petroleum Corp	3,132,033
2,408		Sunoco, Inc	186,789
2,518		Tesoro Corp	172,080
47,970		Valero Energy Corp	2,867,647
		TOTAL PETROLEUM AND COAL PRODUCTS	58,760,000

PRIMARY METAL INDUSTRIES - 0.90%
69,969		Alcoa, Inc	2,138,253
9,017	*	Andrew Corp	110,729
4,228		Hubbell, Inc (Class B)	216,727
12,848		Nucor Corp	1,346,342

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
6,924		Precision Castparts Corp	$411,286
9,190		United States Steel Corp	557,649
		TOTAL PRIMARY METAL INDUSTRIES	4,780,986

PRINTING AND PUBLISHING - 0.86%
4,944		American Greetings Corp (Class A)	106,889
6,979		Belo (A.H.) Corp Series A	138,743
46,347		CBS Corp	1,111,401
20,009		Gannett Co, Inc	1,198,939
5,545		Knight Ridder, Inc	350,499
3,611		Lee Enterprises, Inc	120,210
1,553		McClatchy Co (Class A)	75,864
11,216		New York Times Co (Class A)	283,877
16,678		R.R. Donnelley & Sons Co	545,704
19,026		Tribune Co	521,883
147		Washington Post Co (Class B)	114,182
		TOTAL PRINTING AND PUBLISHING	4,568,191

RAILROAD TRANSPORTATION - 1.32%
30,328		Burlington Northern Santa Fe Corp	2,527,232
17,294		CSX Corp	1,034,181
27,921		Norfolk Southern Corp	1,509,688
20,880		Union Pacific Corp	1,949,148
		TOTAL RAILROAD TRANSPORTATION	7,020,249

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.09%
2,787		Aptargroup, Inc	153,982
6,429	*	Goodyear Tire & Rubber Co	93,092
4,222		Sealed Air Corp	244,327
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	491,401

SECURITY AND COMMODITY BROKERS - 4.23%
6,619		A.G. Edwards. Inc	330,023
9,656		Bear Stearns Cos, Inc	1,339,287
5,077	*	BISYS Group, Inc	68,438
200	*	Cbot Holdings, Inc	23,880
33,829	*	E*Trade Financial Corp	912,706
500		Federated Investors, Inc (Class B)	19,525
27,047		Goldman Sachs Group, Inc	4,245,297
1,632		Interactive Data Corp	38,352
17,979		Janus Capital Group, Inc	416,573
3,908		Jefferies Group, Inc	228,618
22,385		Lehman Brothers Holdings, Inc	3,235,304
75,751		Merrill Lynch & Co, Inc	5,966,149
79,585		Morgan Stanley	4,999,530
6,897		Raymond James Financial, Inc	203,875
18,924		TD Ameritrade Holding Corp	394,944
		TOTAL SECURITY AND COMMODITY BROKERS	22,422,501

STONE, CLAY, AND GLASS PRODUCTS - 0.14%
2,671		Lafarge North America, Inc	224,364
12,815	*	Owens-Illinois, Inc	222,597
3,073	b*	USG Corp	291,812
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	738,773

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
TOBACCO PRODUCTS - 0.23%
5,619		Loews Corp (Carolina Group)	$265,610
6,882		Reynolds American, Inc	726,051
5,997		UST, Inc	249,475
		TOTAL TOBACCO PRODUCTS	1,241,136

TRANSPORTATION BY AIR - 0.11%
32,245		Southwest Airlines Co	580,088
		TOTAL TRANSPORTATION BY AIR	580,088

TRANSPORTATION EQUIPMENT - 1.73%
5,575		Autoliv, Inc	315,434
3,194		BorgWarner, Inc	191,768
1,800		Brunswick Corp	69,948
100	b	Dana Corp	151
142,453		Ford Motor Co	1,133,926
32,236		General Dynamics Corp	2,062,459
37,308		General Motors Corp	793,541
365		Harsco Corp	30,156
1,020		ITT Industries, Inc	57,344
722		Martin Marietta Materials, Inc	77,276
28,867		Northrop Grumman Corp	1,971,327
1,649		Paccar, Inc	116,222
10,438	*	Pactiv Corp	256,149
28,885		Raytheon Co	1,324,088
7,211		Textron, Inc	673,435
3,931	*	TRW Automotive Holdings Corp	91,592
		TOTAL TRANSPORTATION EQUIPMENT	9,164,816

TRANSPORTATION SERVICES - 0.09%
1,158		Brink's Co	58,780
7,301	*	Expedia, Inc	147,991
6,501	*	IAC/InterActiveCorp	191,584
5,659		Lear Corp	100,334
		TOTAL TRANSPORTATION SERVICES	498,689

TRUCKING AND WAREHOUSING - 0.04%
1,897	*	Swift Transportation Co, Inc	41,222
4,847	*	YRC Worldwide, Inc	184,477
		TOTAL TRUCKING AND WAREHOUSING	225,699

WATER TRANSPORTATION - 0.08%
3,326		Alexander & Baldwin, Inc	158,584
2,399		Overseas Shipholding Group, Inc	114,984
3,059		Tidewater, Inc	168,949
		TOTAL WATER TRANSPORTATION	442,517

WHOLESALE TRADE-DURABLE GOODS - 0.43%
7,537		Adesa, Inc	201,539
9,222	*	Arrow Electronics, Inc	297,594
7,674	*	Avnet, Inc	194,766
14,195		Genuine Parts Co	622,167
4,657	*	Ingram Micro, Inc (Class A)	93,140

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES			VALUE
6,793		Omnicare, Inc	$373,547
3,363	*	Tech Data Corp	124,128
5,013		W.W. Grainger, Inc	377,730
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,284,611

WHOLESALE TRADE-NONDURABLE GOODS - 0.59%
4,606		Airgas, Inc	180,049
321		Brown-Forman Corp (Class B)	24,707
12,291		Cardinal Health, Inc	915,925
14,663		McKesson Corp	764,382
35,491		Safeway, Inc	891,520
10,945		Supervalu, Inc	337,325
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,113,908

		TOTAL COMMON STOCKS	529,126,103
		(Cost $454,379,856)

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.09%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.09%
$ 450,000		Federal National Mortgage Association (FNMA), 4.650%, 04/03/06	450,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	450,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $449,884)	450,000

		TOTAL PORTFOLIO - 99.92%
		(Cost $454,835,672)	529,587,826
		OTHER ASSETS & LIABILITIES, NET - 0.08%	417,578

		NET ASSETS - 100.00%	$530,005,404

	*	Non-income producing
	b	In bankruptcy

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.66%

AGRICULTURAL PRODUCTION-CROPS - 0.01%
2,034		Chiquita Brands International, Inc	$34,110
		TOTAL AGRICULTURAL PRODUCTION-CROPS	34,110

AMUSEMENT AND RECREATION SERVICES - 0.23%
2,152	*	Bally Technologies Inc	36,562
476		Churchill Downs, Inc	18,240
226		Dover Downs Gaming & Entertainment, Inc	4,920
503		Dover Motorsports, Inc	2,761
8,231		Harrah's Entertainment, Inc	641,689
1,562		International Speedway Corp (Class A)	79,506
1,409	*	Leapfrog Enterprises, Inc	14,964
963	*	Life Time Fitness, Inc	45,117
2,948	*	Live Nation Inc	58,488
1,898	*	Magna Entertainment Corp (Class A)	12,887
3,172	*	Marvel Entertainment, Inc	63,821
392	*	Monarch Casino & Resort, Inc	11,129
1,055	*	MTR Gaming Group, Inc	10,867
1,107	*	Multimedia Games, Inc	16,472
3,122	*	Penn National Gaming, Inc	131,686
2,491	*	Pinnacle Entertainment, Inc	70,171
367	*	Riviera Holdings Corp	6,184
4,789	*	Six Flags, Inc	48,752
797		Speedway Motorsports, Inc	30,453
3,125		Westwood One, Inc	34,500
2,062	*	Wynn Resorts Ltd	158,465
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,497,634

APPAREL AND ACCESSORY STORES - 0.68%
3,805		Abercrombie & Fitch Co (Class A)	221,832
2,434	*	Aeropostale, Inc	73,409
5,182		American Eagle Outfitters, Inc	154,735
3,164	*	AnnTaylor Stores Corp	116,404
350		Buckle, Inc	14,333
729		Burlington Coat Factory Warehouse Corp	33,133
594	*	Cache, Inc	10,894
1,531	*	Casual Male Retail Group, Inc	14,912
1,069		Cato Corp (Class A)	25,506
766	*	Charlotte Russe Holding, Inc	16,392
5,264	*	Charming Shoppes, Inc	78,276
8,030	*	Chico's FAS, Inc	326,339
854	*	Children's Place Retail Stores, Inc	49,447
1,609		Christopher & Banks Corp	37,345
500	*	Citi Trends, Inc	19,880
4,058		Claire's Stores, Inc	147,346
195		DEB Shops, Inc	5,791
1,112	*	Dress Barn, Inc	53,320

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
800	*	DSW, Inc	$25,056
1,823		Finish Line, Inc (Class A)	29,988
6,866		Foot Locker, Inc	163,960
25,837		Gap, Inc	482,635
856	*	Genesco, Inc	33,290
827	*	Guess ?, Inc	32,344
2,190	*	HOT Topic, Inc	31,755
766	*	Jill (J.) Group, Inc	18,315
906	*	Jo-Ann Stores, Inc	12,195
13,982	*	Kohl's Corp	741,186
16,006		Limited Brands, Inc	391,507
2,163		Men's Wearhouse, Inc	77,738
1,100	*	New York & Co, Inc	16,434
9,666		Nordstrom, Inc	378,714
3,310	*	Pacific Sunwear Of California, Inc	73,350
2,885	*	Payless Shoesource, Inc	66,037
6,485		Ross Stores, Inc	189,297
340	*	Shoe Carnival, Inc	8,493
1,149		Stage Stores, Inc	34,183
995		Stein Mart, Inc	17,333
1,009		Talbots, Inc	27,112
3,722	*	The Wet Seal, Inc	24,751
1,644	*	Too, Inc	56,505
5,336	*	Urban Outfitters, Inc	130,945
3,100	*	Wilsons The Leather Experts, Inc	12,090
		TOTAL APPAREL AND ACCESSORY STORES	4,474,507

APPAREL AND OTHER TEXTILE PRODUCTS - 0.24%
768		Bebe Stores, Inc	14,147
806	*	Carter's, Inc	54,397
6,527		Cintas Corp	278,181
762	*	Columbia Sportswear Co	40,637
1,406	*	Gymboree Corp	36,612
1,023	*	Hartmarx Corp	9,115
5,265		Jones Apparel Group, Inc	186,223
651	*	JOS A Bank Clothiers, Inc	31,215
1,102		Kellwood Co	34,592
5,365		Liz Claiborne, Inc	219,858
1,500	*	Maidenform Brands, Inc	16,515
768		Oxford Industries, Inc	39,268
245	*	Perry Ellis International, Inc	5,544
1,715		Phillips-Van Heusen Corp	65,530
2,412		Polo Ralph Lauren Corp	146,191
5,426	*	Quiksilver, Inc	75,204
1,396		Russell Corp	19,265
600	*	Under Armour, Inc	19,440
389		Unifirst Corp	12,923
3,859		VF Corp	219,577
400	*	Volcom, Inc	14,212
1,988	*	Warnaco Group, Inc	47,712
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,586,358

AUTO REPAIR, SERVICES AND PARKING - 0.06%
539	*	Amerco, Inc	53,345
406		Bandag, Inc	16,999

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
890		Central Parking Corp	$14,240
1,079	*	Dollar Thrifty Automotive Group, Inc	48,987
811	*	Midas, Inc	17,737
429		Monro Muffler, Inc	15,933
2,379	*	PHH Corp	63,519
916	*	Rush Enterprises, Inc (Class A)	16,103
2,807		Ryder System, Inc	125,697
		TOTAL AUTO REPAIR, SERVICES AND PARKING	372,560

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
4,686		Advance Auto Parts	195,125
309	*	America's Car-Mart, Inc	6,644
431	*	Asbury Automotive Group, Inc	8,499
7,825	*	Autonation, Inc	168,629
2,566	*	Autozone, Inc	255,805
4,661	*	Carmax, Inc	152,321
2,426		Casey's General Stores, Inc	55,481
1,694	*	CSK Auto Corp	23,496
869		Group 1 Automotive, Inc	41,312
584		Lithia Motors, Inc (Class A)	20,265
542	*	MarineMax, Inc	18,168
4,369	*	O'Reilly Automotive, Inc	159,731
1,240		Sonic Automotive, Inc	34,422
1,132		United Auto Group, Inc	48,676
304	*	West Marine, Inc	4,563
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,193,137

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.03%
1,690		Building Material Holding Corp	60,231
816	*	Central Garden & Pet Co	43,362
5,490		Fastenal Co	259,897
97,557		Home Depot, Inc	4,126,661
35,004		Lowe's Cos, Inc	2,255,658
1,535	*	Tractor Supply Co	101,832
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	6,847,641

BUSINESS SERVICES - 7.10%
1,526		Aaron Rents, Inc	41,461
1,629		ABM Industries, Inc	31,228
10,784	*	Activision, Inc	148,711
3,687		Acxiom Corp	95,272
1,100		Administaff, Inc	59,796
26,923	*	Adobe Systems, Inc	940,151
1,001	*	Advent Software, Inc	28,448
1,547		Advo, Inc	49,504
5,426	*	Affiliated Computer Services, Inc (Class A)	323,715
2,749	*	Agile Software Corp	20,975
6,205	*	Akamai Technologies, Inc	204,082
3,572	*	Alliance Data Systems Corp	167,062
1,093	*	Altiris, Inc	24,057
570	*	American Reprographics Co	19,773
1,488	*	AMICAS, Inc	7,023
392	*	AMN Healthcare Services, Inc	7,338
229	*	Ansoft Corp	9,547
1,522	*	Ansys, Inc	82,416

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,203	*	Anteon International Corp	$65,636
3,331	*	Applera Corp (Celera Genomics Group)	38,939
2,406	*	Applied Digital Solutions, Inc	6,977
2,453	*	aQuantive, Inc	57,744
3,107	*	Ariba, Inc	30,386
2,196	*	AsiaInfo Holdings, Inc	10,980
2,330	*	Aspen Technology, Inc	29,475
489	*	Asset Acceptance Capital Corp	9,521
340	*	Atari, Inc	218
2,383	*	Autobytel, Inc	11,486
10,446	*	Autodesk, Inc	402,380
26,541		Automatic Data Processing, Inc	1,212,393
17,459	*	BEA Systems, Inc	229,237
7,153	*	BearingPoint, Inc	60,729
625		Black Box Corp	30,031
556		Blackbaud, Inc	11,782
500	*	Blackboard, Inc	14,205
9,657	*	BMC Software, Inc	209,171
4,024	*	Borland Software Corp	21,730
461	*	Bottomline Technologies, Inc	6,330
20,979		CA Inc	570,839
1,310	*	CACI International, Inc (Class A)	86,133
12,167	*	Cadence Design Systems, Inc	224,968
2,289		Catalina Marketing Corp	52,876
399		CDI Corp	11,479
46,684		Cendant Corp	809,967
2,778	*	Cerner Corp	131,816
3,705	*	Checkfree Corp	187,103
2,298	*	Ciber, Inc	14,661
8,066	*	Citrix Systems, Inc	305,701
1,600	*	Clear Channel Outdoor Holdings, Inc	37,520
372	*	Click Commerce, Inc	8,906
19,614	*	CMGI, Inc	29,029
6,132	*	CNET Networks, Inc	87,150
1,100	*	Cogent, Inc	20,174
5,942	*	Cognizant Technology Solutions Corp	353,490
305		Computer Programs & Systems, Inc	15,250
8,737	*	Computer Sciences Corp	485,340
17,083	*	Compuware Corp	133,760
472	*	COMSYS IT Partners, Inc	5,140
1,628	*	Concur Technologies, Inc	30,167
6,594	*	Convergys Corp	120,077
773	*	CoStar Group, Inc	40,111
1,148	*	Covansys Corp	19,734
1,247	*	Cross Country Healthcare, Inc	24,142
2,255	*	CSG Systems International, Inc	52,451
1,699	*	Cybersource Corp	18,961
2,286		Deluxe Corp	59,825
1,846	*	Dendrite International, Inc	25,198
1,523	*	Digital Insight Corp	55,437
2,702	*	DST Systems, Inc	156,554
6,116	*	Earthlink, Inc	58,417
49,262	*	eBay, Inc	1,924,174
1,870	*	Eclipsys Corp	44,151
889	*	eCollege.com, Inc	16,749

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,302	*	eFunds Corp	$59,509
821	*	Electro Rent Corp	13,957
14,159	*	Electronic Arts, Inc	774,780
23,419		Electronic Data Systems Corp	628,332
518	*	Emageon, Inc	8,801
13,039	*	Emdeon Corp	140,821
3,555	*	Entrust, Inc	15,998
2,158	*	Epicor Software Corp	28,982
646	*	EPIQ Systems, Inc	12,274
5,662		Equifax, Inc	210,853
621	*	Equinix, Inc	39,881
2,266	*	eResearch Technology, Inc	32,608
314	*	Escala Group, Inc	8,224
1,498	*	eSpeed, Inc (Class A)	11,939
1,787	*	F5 Networks, Inc	129,540
1,500		Factset Research Systems, Inc	66,525
2,947		Fair Isaac Corp	116,760
7,880		Fidelity National Information Services Inc	319,534
1,955	*	Filenet Corp	52,824
35,155		First Data Corp	1,645,957
8,250	*	Fiserv, Inc	351,038
2,347	*	Getty Images, Inc	175,743
3,104		Global Payments, Inc	164,543
7,419	*	Google, Inc (Class A)	2,893,410
5,621		GTECH Holdings Corp	191,395
2,747	*	Harris Interactive, Inc	15,438
2,556		Harte-Hanks, Inc	69,907
923		Healthcare Services Group	19,715
803	*	Heidrick & Struggles International, Inc	29,133
9,053	*	Homestore, Inc	59,388
1,038	*	Hudson Highland Group, Inc	19,660
2,868	*	Hyperion Solutions Corp	93,497
3,764	*	Identix, Inc	29,961
416	*	iGate Corp	2,454
1,000	*	IHS, Inc	27,350
3,044	*	Incyte Corp	18,325
876	*	Infocrossing, Inc	10,556
3,462	*	Informatica Corp	53,834
1,375	*	Infospace, Inc	38,431
1,860		infoUSA, Inc	24,143
343		Integral Systems, Inc	9,258
1,110	*	Intergraph Corp	46,243
1,501	*	Internet Capital Group, Inc	14,139
1,630	*	Internet Security Systems, Inc	39,087
334		Interpool, Inc	6,747
18,687	*	Interpublic Group of Cos, Inc	178,648
533	*	Intervideo, Inc	5,788
2,106	*	Interwoven, Inc	18,933
873	*	Intrado, Inc	22,681
6,886	*	Intuit, Inc	366,266
2,349	*	Ipass, Inc	18,815
553	*	iPayment, Inc	23,696
4,974	*	Iron Mountain, Inc	202,641
1,855	*	iVillage, Inc	15,601
3,164		Jack Henry & Associates, Inc	72,361

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,422	*	JDA Software Group, Inc	$20,534
868	*	Jupitermedia Corp	15,607
1,001	*	Kanbay International, Inc	15,275
2,403	*	Keane, Inc	37,847
790		Kelly Services, Inc (Class A)	21,464
834	*	Keynote Systems, Inc	9,541
1,188	*	Kforce, Inc	15,147
2,072	*	Kinetic Concepts, Inc	85,304
1,429	*	Korn/Ferry International	29,137
1,484	*	Kronos, Inc	55,487
2,632	*	Labor Ready, Inc	63,036
3,791	*	Lamar Advertising Co	199,482
3,158	*	Lawson Software, Inc	24,222
2,598	*	Lionbridge Technologies	20,550
1,159	*	Magma Design Automation, Inc	10,025
1,478	*	Manhattan Associates, Inc	32,516
3,923		Manpower, Inc	224,317
857	*	Mantech International Corp (Class A)	28,470
1,157	*	Mapinfo Corp	16,221
847	*	Marchex, Inc	18,211
2,678	*	Matrixone, Inc	19,174
7,177	*	McAfee, Inc	174,616
790		McGrath RentCorp	23,747
3,520	*	Mentor Graphics Corp	38,896
930	*	Mercury Computer Systems, Inc	15,066
1,183	*	Merge Technologies, Inc	18,893
1,558	*	Micros Systems, Inc	71,777
418,734		Microsoft Corp	11,393,752
677	*	MicroStrategy, Inc	71,281
1,012	*	Midway Games, Inc	9,331
4,574	*	Monster Worldwide, Inc	228,060
11,464		Moody's Corp	819,217
377	*	Morningstar, Inc	16,878
741	*	Motive, Inc	2,890
4,739	*	MPS Group, Inc	72,507
1,096	*	MRO Software, Inc	17,492
2,443		National Instruments Corp	79,691
3,837	*	NAVTEQ Corp	194,344
1,262	*	NCO Group, Inc	29,973
8,646	*	NCR Corp	361,316
698	*	Ness Technologies, Inc	8,788
2,907	*	NetIQ Corp	32,413
976	*	Netscout Systems, Inc	8,882
1,494	*	NIC, Inc	9,158
17,121	*	Novell, Inc	131,497
6,926	*	Nuance Communications, Inc	81,796
8,294		Omnicom Group, Inc	690,476
917	*	Online Resources Corp	11,921
693	*	Open Solutions, Inc	18,926
4,020	*	Openwave Systems, Inc	86,752
4,925	*	Opsware, Inc	42,207
177,430	*	Oracle Corp	2,429,017
2,473	*	Packeteer, Inc	28,687
5,020	*	Parametric Technology Corp	81,977
573	*	PDF Solutions, Inc	10,841

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,157	*	Pegasus Solutions, Inc	$10,887
703	*	Pegasystems, Inc	5,736
3,294	*	Perot Systems Corp (Class A)	51,255
830	*	Phase Forward, Inc	9,246
818	*	Phoenix Technologies Ltd	5,546
577	*	Portalplayer, Inc	12,827
634	*	Portfolio Recovery Associates, Inc	29,690
500	*	PRA International	12,395
1,285	*	Priceline.com, Inc	31,919
1,489	*	Progress Software Corp	43,315
1,160	*	ProQuest Co	24,812
1,167		QAD, Inc	8,729
468		Quality Systems, Inc	15,491
2,593	*	Quest Software, Inc	43,303
905	*	Radiant Systems, Inc	12,236
5,698	*	RealNetworks, Inc	47,009
8,002	*	Red Hat, Inc	223,896
2,534	*	Redback Networks, Inc	54,962
472		Renaissance Learning, Inc	8,496
3,308	*	Rent-A-Center, Inc	84,652
1,245	*	Rent-Way, Inc	8,976
2,751		Reynolds & Reynolds Co (Class A)	78,128
500	*	RightNow Technologies, Inc	7,935
7,942		Robert Half International, Inc	306,641
1,251		Rollins, Inc	25,320
3,243	*	RSA Security, Inc	58,179
3,636	*	S1 Corp	18,325
5,729		Sabre Holdings Corp	134,827
2,905	*	Salesforce.com, Inc	105,539
4,100	*	Sapient Corp	31,283
618	*	Seachange International, Inc	4,802
2,097	*	Secure Computing Corp	24,199
12,926		ServiceMaster Co	169,589
313	*	SI International, Inc	11,002
1,273	*	Sohu.com, Inc	33,976
955	*	Sonic Solutions, Inc	17,295
10,472	*	Sonus Networks, Inc	57,387
1,780	*	Sotheby's Holdings, Inc (Class A)	51,691
905	*	Sourcecorp	21,820
2,204	*	Spherion Corp	22,922
881	*	SPSS, Inc	27,892
1,420	*	SRA International, Inc (Class A)	53,577
545		Startek, Inc	12,840
890		Stellent, Inc	10,555
154,039	*	Sun Microsystems, Inc	790,220
2,055	*	SupportSoft, Inc	9,104
4,229	*	Sybase, Inc	89,316
1,090	*	SYKES Enterprises, Inc	15,456
49,407	*	Symantec Corp	831,520
718	*	Syniverse Holdings, Inc	11,344
6,558	*	Synopsys, Inc	146,571
195		Syntel, Inc	3,689
2,941	*	Take-Two Interactive Software, Inc	54,879
1,000	*	TAL International Group, Inc	24,110
1,941	*	TeleTech Holdings, Inc	21,565

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
995	*	Terremark Worldwide, Inc	$8,458
2,857	*	THQ, Inc	73,968
9,445	*	TIBCO Software, Inc	78,960
1,360		Total System Services, Inc	27,091
1,585	*	Transaction Systems Architects, Inc	49,468
1,550	*	Trizetto Group, Inc	27,265
2,108	*	Tyler Technologies, Inc	23,188
811	*	Ulticom, Inc	8,718
851	*	Ultimate Software Group, Inc	21,998
14,841	*	Unisys Corp	102,254
2,460		United Online, Inc	31,636
2,839	*	United Rentals, Inc	97,945
873	*	Universal Compression Holdings, Inc	44,235
2,117	*	Valassis Communications, Inc	62,176
3,830	*	Valueclick, Inc	64,803
469	*	Verint Systems, Inc	16,589
11,510	*	VeriSign, Inc	276,125
386	*	Vertrue, Inc	16,135
1,078		Viad Corp	36,954
1,466	*	Vignette Corp	21,623
568	*	Viisage Technology, Inc	9,946
482	*	Vital Images, Inc	16,427
350	*	Volt Information Sciences, Inc	10,696
26,083		Waste Management, Inc	920,730
1,575	*	WebEx Communications, Inc	53,030
193	*	WebMD Health Corp	8,036
2,241	*	webMethods, Inc	18,869
2,028	*	Websense, Inc	55,932
66		Wesco Financial Corp	26,334
873	*	West Corp	38,988
1,200	*	Williams Scotsman International, Inc	30,060
3,100	*	Wind River Systems, Inc	38,595
1,103	*	Witness Systems, Inc	28,016
54,689	*	Yahoo!, Inc	1,764,267
		TOTAL BUSINESS SERVICES	46,997,306

CHEMICALS AND ALLIED PRODUCTS - 9.56%
4,378	*	Aastrom Biosciences, Inc	8,887
70,135		Abbott Laboratories	2,978,633
4,058	*	Abgenix, Inc	91,305
1,400	*	Acadia Pharmaceuticals, Inc	22,372
700	*	Adams Respiratory Therapeutics, Inc	27,839
2,503	*	Adolor Corp	59,571
10,324		Air Products & Chemicals, Inc	693,670
1,707		Albemarle Corp	77,412
1,266	*	Alexion Pharmaceuticals, Inc	44,842
4,277	*	Alkermes, Inc	94,308
6,627		Allergan, Inc	719,030
2,110		Alpharma, Inc (Class A)	56,590
859	*	American Pharmaceutical Partners, Inc	24,473
422		American Vanguard Corp	12,892
55,874	*	Amgen, Inc	4,064,834
5,004	*	Amylin Pharmaceuticals, Inc	244,946
1,284	*	Antigenics, Inc	3,518
1,148		Arch Chemicals, Inc	34,899

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,066	*	Ariad Pharmaceuticals, Inc	$13,594
1,308	*	Arqule, Inc	7,508
2,310	*	Atherogenics, Inc	37,699
1,536	*	ATMI, Inc	46,387
1,164	*	AVANIR Pharmaceuticals	17,018
4,626		Avery Dennison Corp	270,528
21,725		Avon Products, Inc	677,168
505		Balchem Corp	11,650
4,854	*	Barr Pharmaceuticals, Inc	305,705
407	*	Barrier Therapeutics, Inc	3,940
997	*	Bentley Pharmaceuticals, Inc	13,111
1,207	*	Bioenvision, Inc	8,606
15,608	*	Biogen Idec, Inc	735,137
3,604	*	BioMarin Pharmaceuticals, Inc	48,366
706	*	Biosite, Inc	36,663
88,341		Bristol-Myers Squibb Co	2,174,072
2,563		Cabot Corp	87,116
1,070	*	Cabot Microelectronics Corp	39,733
1,604		Calgon Carbon Corp	9,865
1,425		Cambrex Corp	27,845
565	*	Caraco Pharmaceutical Laboratories Ltd	7,345
2,600		Celanese Corp (Series A)	54,522
14,806	*	Celgene Corp	654,721
1,593	*	Cell Genesys, Inc	12,712
1,629	*	Cell Therapeutics, Inc	3,111
2,536	*	Cephalon, Inc	152,794
1,900		CF Industries Holdings, Inc	32,281
768	*	Chattem, Inc	28,915
10,319		Chemtura Corp	121,558
5,211	*	Chiron Corp	238,716
2,885		Church & Dwight Co, Inc	106,514
7,054		Clorox Co	422,182
23,617		Colgate-Palmolive Co	1,348,531
1,489	*	Connetics Corp	25,209
1,500	*	Cotherix, Inc	13,710
2,210	*	Cubist Pharmaceuticals, Inc	50,764
2,736	*	CuraGen Corp	13,707
2,579	*	Curis, Inc	6,138
727	*	Cypress Bioscience, Inc	4,580
1,883		Cytec Industries, Inc	112,999
3,866		Dade Behring Holdings, Inc	138,055
4,420	*	Dendreon Corp	20,818
1,129		Diagnostic Products Corp	53,774
830	*	Digene Corp	32,453
2,149	*	Discovery Laboratories, Inc	15,752
1,609	*	Diversa Corp	14,658
949	*	Dov Pharmaceutical, Inc	15,165
43,461		Dow Chemical Co	1,764,557
41,638		Du Pont (E.I.) de Nemours & Co	1,757,540
1,946	*	Durect Corp	12,377
932	*	Dusa Pharmaceuticals, Inc	6,580
3,905		Eastman Chemical Co	199,858
8,585		Ecolab, Inc	327,947
44,300		Eli Lilly & Co	2,449,790
923	*	Elizabeth Arden, Inc	21,524

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,745	*	Encysive Pharmaceuticals, Inc	$13,423
2,277	*	Endo Pharmaceuticals Holdings, Inc	74,708
5,260		Engelhard Corp	208,349
1,803	*	Enzon Pharmaceuticals, Inc	14,604
1,214	*	EPIX Pharmaceuticals, Inc	4,249
5,959		Estee Lauder Cos (Class A)	221,615
1,607		Ferro Corp	32,140
1,962		FMC Corp	121,605
14,892	*	Forest Laboratories, Inc	664,630
20,925	*	Genentech, Inc	1,768,372
954	*	Genitope Corp	8,300
2,314	*	Gen-Probe, Inc	127,548
11,555	*	Genzyme Corp	776,732
1,433		Georgia Gulf Corp	37,244
2,079	*	Geron Corp	17,276
20,427	*	Gilead Sciences, Inc	1,270,968
1,227		H.B. Fuller Co	62,994
336	*	Hi-Tech Pharmacal Co, Inc	9,475
6,891	*	Hospira, Inc	271,919
6,175	*	Human Genome Sciences, Inc	67,122
2,500	*	Huntsman Corp	48,250
2,679	*	ICOS Corp	59,072
452	*	Idenix Pharmaceuticals, Inc	6,134
1,663	*	Idexx Laboratories, Inc	143,617
3,146	*	ImClone Systems, Inc	107,027
2,007	*	Immucor, Inc	57,581
2,102	*	Immunogen, Inc	9,123
662		Innospec Inc	16,967
1,788	*	Inspire Pharmaceuticals, Inc	9,351
315		Inter Parfums, Inc	6,278
1,585	*	InterMune, Inc	29,386
4,441		International Flavors & Fragrances, Inc	152,415
835	*	Inverness Medical Innovations, Inc	23,990
2,138	*	Invitrogen Corp	150,007
5,045	*	Isis Pharmaceuticals, Inc	45,455
458	*	Ista Pharmaceuticals, Inc	2,908
975	*	Keryx Biopharmaceuticals, Inc	18,632
10,749	*	King Pharmaceuticals, Inc	185,437
628	*	Kos Pharmaceuticals, Inc	30,000
200		Kronos Worldwide, Inc	6,072
1,821	*	KV Pharmaceutical Co (Class A)	43,923
3,541	*	Lexicon Genetics, Inc	19,617
3,085		Lubrizol Corp	132,192
8,835		Lyondell Chemical Co	175,817
1,211		MacDermid, Inc	38,934
600		Mannatech, Inc	10,428
800	*	MannKind Corp	16,352
1,323	*	Martek Biosciences Corp	43,434
4,592	*	Medarex, Inc	60,706
2,267	*	Medicines Co	46,632
2,358		Medicis Pharmaceutical Corp (Class A)	76,871
11,199	*	Medimmune, Inc	409,659
99,598		Merck & Co, Inc	3,508,838
711		Meridian Bioscience, Inc	19,183
3,242	*	MGI Pharma, Inc	56,735

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
13,701	*	Millennium Pharmaceuticals, Inc	$138,517
841		Minerals Technologies, Inc	49,123
800	*	Momenta Pharmaceuticals, Inc	15,728
5,014	*	Monogram Biosciences, Inc	9,226
11,995		Monsanto Co	1,016,576
6,006	*	Mosaic Co	86,186
9,624		Mylan Laboratories, Inc	225,202
1,168	*	Myogen, Inc	42,317
1,418	*	Myriad Genetics, Inc	36,996
2,896	*	Nabi Biopharmaceuticals	16,333
3,438	*	Nalco Holding Co	60,853
733	*	Nastech Pharmaceutical Co, Inc	13,194
384		Natures Sunshine Products, Inc	4,800
2,341	*	NBTY, Inc	52,719
3,997	*	Nektar Therapeutics	81,459
660	*	Neopharm, Inc	5,518
1,592	*	Neurocrine Biosciences, Inc	102,748
1,554	*	Neurogen Corp	9,619
452	*	New River Pharmaceuticals, Inc	15,011
740		NewMarket Corp	35,217
513	*	NitroMed, Inc	4,309
383		NL Industries, Inc	4,071
960	*	Northfield Laboratories, Inc	9,600
1,192	*	Noven Pharmaceuticals, Inc	21,468
2,016	*	NPS Pharmaceuticals, Inc	17,217
3,422		Olin Corp	73,470
2,180	*	Onyx Pharmaceuticals, Inc	57,247
2,418	*	OSI Pharmaceuticals, Inc	77,618
1,604	*	Pain Therapeutics, Inc	17,435
1,627	*	Par Pharmaceutical Cos, Inc	45,849
263	*	Parlux Fragrances, Inc	8,482
5,211	*	PDL BioPharma Inc	170,921
778	*	Penwest Pharmaceuticals Co	16,875
3,457		Perrigo Co	56,384
336,283		Pfizer, Inc	8,380,172
999	*	Pharmion Corp	18,002
488	*	Pioneer Cos, Inc	14,884
4,316	*	PolyOne Corp	40,225
1,146	*	Pozen, Inc	19,138
7,789		PPG Industries, Inc	493,433
14,507		Praxair, Inc	800,061
144,295		Procter & Gamble Co	8,314,278
732	*	Progenics Pharmaceuticals, Inc	19,391
764	*	Renovis, Inc	16,288
8,269	*	Revlon, Inc (Class A)	26,130
1,722	*	Rigel Pharmaceuticals, Inc	19,786
700	*	Rockwood Holdings, Inc	16,114
856	*	Rogers Corp	46,635
7,402		Rohm & Haas Co	361,736
5,210		RPM International, Inc	93,467
1,939	*	Salix Pharmaceuticals Ltd	32,013
2,438	*	Savient Pharmaceuticals, Inc	12,995
66,628		Schering-Plough Corp	1,265,266
1,376		Schulman (A.), Inc	34,056
2,356		Scotts Miracle-Gro Co (Class A)	107,811

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,070	*	Seattle Genetics, Inc	$10,681
1,878		Sensient Technologies Corp	33,898
4,966	*	Sepracor, Inc	242,390
1,508	*	Serologicals Corp	36,886
5,059		Sherwin-Williams Co	250,117
3,306		Sigma-Aldrich Corp	217,502
2,733	*	StemCells, Inc	9,784
250		Stepan Co	7,388
1,943	*	SuperGen, Inc	11,036
1,295	*	Tanox, Inc	25,149
1,642	*	Techne Corp	98,750
2,318	*	Telik, Inc	44,876
3,907	*	Terra Industries, Inc	27,544
693	*	Trimeris, Inc	9,362
1,072	*	Tronox Inc	18,213
976	*	United Therapeutics Corp	64,689
454	*	USANA Health Sciences, Inc	18,941
4,070		USEC, Inc	49,043
3,813		Valeant Pharmaceuticals International	60,436
406		Valhi, Inc	7,186
4,516		Valspar Corp	125,861
3,577	*	VCA Antech, Inc	101,873
1,353	*	Ventana Medical Systems, Inc	56,515
4,853	*	Vertex Pharmaceuticals, Inc	177,571
4,954	*	Watson Pharmaceuticals, Inc	142,378
856		WD-40 Co	26,407
1,629		Wellman, Inc	10,360
700		Westlake Chemical Corp	24,185
2,832	*	WR Grace & Co	37,665
60,475		Wyeth	2,934,247
1,007	*	Zymogenetics, Inc	21,771
		TOTAL CHEMICALS AND ALLIED PRODUCTS	63,246,758

COAL MINING - 0.21%
1,200	*	Alpha Natural Resources, Inc	27,768
3,137		Arch Coal, Inc	238,299
3,982		Consol Energy, Inc	295,305
1,006		Foundation Coal Holdings, Inc	41,387
568	*	James River Coal Co	19,295
3,952		Massey Energy Co	142,548
11,856		Peabody Energy Corp	597,661
		TOTAL COAL MINING	1,362,263

COMMUNICATIONS - 4.39%
16,906		Alltel Corp	1,094,664
18,748	*	American Tower Corp (Class A)	568,439
1,496		Anixter International, Inc	71,479
177,598		AT&T, Inc	4,802,250
22,195	*	Avaya, Inc	250,814
195		Beasley Broadcast Group, Inc (Class A)	2,365
82,766		BellSouth Corp	2,867,842
3,722	*	Broadwing Corp	54,862
8,685		Cablevision Systems Corp (Class A)	231,890
543		Centennial Communications Corp	3,980
5,378		CenturyTel, Inc	210,387

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
14,056	*	Charter Communications, Inc (Class A)	$15,321
10,990	*	Cincinnati Bell, Inc	49,675
2,440		Citadel Broadcasting Corp	27,060
15,151		Citizens Communications Co	201,054
23,406		Clear Channel Communications, Inc	679,008
91,910	*	Comcast Corp (Class A)	2,404,366
883		Commonwealth Telephone Enterprises, Inc	30,419
1,600		Consolidated Communications Holdings, Inc	26,032
1,527	*	Cox Radio, Inc (Class A)	20,492
9,410	*	Crown Castle International Corp	266,774
1,284	*	Crown Media Holdings, Inc (Class A)	8,141
890		CT Communications, Inc	12,095
2,564	*	Cumulus Media, Inc (Class A)	28,871
29,727	*	DIRECTV Group, Inc	487,523
12,160	*	Discovery Holding Co (Class A)	182,400
7,249	*	Dobson Communications Corp (Class A)	58,137
10,399	*	EchoStar Communications Corp (Class A)	310,618
1,155	*	Emmis Communications Corp (Class A)	18,480
1,748		Entercom Communications Corp	48,804
2,599	*	Entravision Communications Corp (Class A)	23,807
1,078		Fairpoint Communications, Inc	14,898
405	*	Fisher Communications, Inc	18,124
12,273	*	Gemstar-TV Guide International, Inc	37,924
2,156	*	General Communication, Inc (Class A)	26,066
2,695	*	GlobeTel Communications Corp	6,711
923		Golden Telecom, Inc	27,736
1,889		Gray Television, Inc	15,868
1,203		Hearst-Argyle Television, Inc	28,102
2,232	*	IDT Corp (Class B)	24,708
631	*	InPhonic, Inc	4,411
1,000		Iowa Telecommunications Services, Inc	19,080
941	*	j2 Global Communications, Inc	44,227
36,911	*	Level 3 Communications, Inc	191,199
21,532	*	Liberty Global, Inc	440,760
127,204	*	Liberty Media Corp (Class A)	1,044,345
1,154	*	Lin TV Corp (Class A)	10,386
506	*	Lodgenet Entertainment Corp	7,883
1,400	*	Mastec, Inc	19,838
2,423	*	Mediacom Communications Corp	13,932
1,000	*	NeuStar, Inc	31,000
7,302	*	Nextel Partners, Inc (Class A)	206,793
5,610	*	NII Holdings, Inc (Class B)	330,822
739		North Pittsburgh Systems, Inc	17,248
11,112		NTL Inc/Old	323,470
2,082		PanAmSat Holding Corp	51,675
2,790	*	Premiere Global Services, Inc	22,459
68,968	*	Qwest Communications International, Inc	468,989
3,375	*	Radio One, Inc (Class D)	25,177
940	*	RCN Corp	24,346
1	v*	RCN Corp Wts 12/21/06	-
1,768	*	Regent Communications, Inc	8,150
824	*	Saga Communications, Inc (Class A)	7,968
460	*	Salem Communications Corp (Class A)	6,905
4,307	*	SBA Communications Corp	100,827
252		Shenandoah Telecom Co	11,337

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,913		Sinclair Broadcast Group, Inc (Class A)	$15,591
60,370	*	Sirius Satellite Radio, Inc	306,679
1,918	*	Spanish Broadcasting System, Inc (Class A)	10,606
125,949		Sprint Nextel Corp	3,254,522
631		SureWest Communications	15,220
1,691	*	Talk America Holdings, Inc	14,424
5,254		Telephone and Data Systems, Inc (Non-Vote)	207,218
2,540	*	TiVo, Inc	18,364
3,248	*	Ubiquitel, Inc	32,805
9,632	*	Univision Communications, Inc (Class A)	332,015
640	*	US Cellular Corp	37,990
1,270		USA Mobility, Inc	36,170
1,114		Valor Communications Group, Inc	14,660
132,419		Verizon Communications, Inc	4,510,191
32,246	*	Viacom Inc	1,251,145
2,647	*	Wireless Facilities, Inc	10,641
1,500	*	WorldSpace, Inc	11,325
11,365	*	XM Satellite Radio Holdings, Inc	253,099
		TOTAL COMMUNICATIONS	29,024,078

DEPOSITORY INSTITUTIONS - 10.01%
664		1st Source Corp	19,907
561	*	ACE Cash Express, Inc	13,963
634		Alabama National Bancorp	43,366
929		Amcore Financial, Inc	29,375
560	*	AmericanWest Bancorp	14,823
594		Ameris Bancorp	13,816
369		Ames National Corp	8,959
16,203		AmSouth Bancorp	438,291
1,029		Anchor Bancorp Wisconsin, Inc	31,189
502		Arrow Financial Corp	13,755
6,117		Associated Banc-Corp	207,856
4,275		Astoria Financial Corp	132,354
268		Bancfirst Corp	11,685
344	*	Bancorp, Inc	8,445
3,646		Bancorpsouth, Inc	87,540
557		BancTrust Financial Group, Inc	12,338
3,001		Bank Mutual Corp	35,532
210,562		Bank of America Corp	9,588,993
727		Bank of Granite Corp	14,736
2,278		Bank of Hawaii Corp	121,440
34,862		Bank of New York Co, Inc	1,256,426
492		Bank of the Ozarks, Inc	17,958
2,074		BankAtlantic Bancorp, Inc (Class A)	29,845
600		BankFinancial Corp	9,552
1,134		BankUnited Financial Corp (Class A)	30,663
602		Banner Corp	20,468
24,922		BB&T Corp	976,942
287		Berkshire Hills Bancorp, Inc	10,028
538	*	BFC Financial Corp	3,524
1,386		BOK Financial Corp	65,904
1,331		Boston Private Financial Holdings, Inc	44,974
2,567		Brookline Bancorp, Inc	39,763
353		Camden National Corp	13,555
547		Capital City Bank Group, Inc	19,446

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
451		Capital Corp of the West	$16,561
264	*	Capital Crossing Bank	8,411
587		Capitol Bancorp Ltd	27,442
1,081		Capitol Federal Financial	34,916
857		Cardinal Financial Corp	11,595
917		Cascade Bancorp	27,097
2,106		Cathay General Bancorp	79,270
2,500	*	Centennial Bank Holdings, Inc	29,250
468		Center Financial Corp	11,340
1,328		Central Pacific Financial Corp	48,764
176		Charter Financial Corp	6,699
1,217		Chemical Financial Corp	39,321
2,094		Chittenden Corp	60,663
8,776		CIT Group, Inc	469,692
235,288		Citigroup, Inc	11,112,652
345		Citizens & Northern Corp	8,349
1,891		Citizens Banking Corp	50,773
356		City Bank	16,568
906		City Holding Co	33,332
2,002		City National Corp	153,734
755		Clifton Savings Bancorp, Inc	8,071
836		Coastal Financial Corp	11,503
525		CoBiz, Inc	10,815
6,945		Colonial Bancgroup, Inc	173,625
231		Colony Bankcorp, Inc	5,091
861		Columbia Banking System, Inc	28,809
7,764		Comerica, Inc	450,079
7,942		Commerce Bancorp, Inc	291,074
2,938		Commerce Bancshares, Inc	151,806
206		Commercial Bankshares, Inc	7,268
1,956		Commercial Capital Bancorp, Inc	27,501
179	*	Community Bancorp	5,544
1,446		Community Bank System, Inc	32,289
1,265		Community Banks, Inc	36,002
631		Community Trust Bancorp, Inc	21,391
5,647		Compass Bancshares, Inc	285,795
756		Corus Bankshares, Inc	44,937
2,649		Cullen/Frost Bankers, Inc	142,384
2,877		CVB Financial Corp	49,197
1,151		Dime Community Bancshares	16,540
1,036		Downey Financial Corp	69,723
2,379		East West Bancorp, Inc	91,710
332		Enterprise Financial Services Corp	9,093
1,279	*	Euronet Worldwide, Inc	48,385
298		Farmers Capital Bank Corp	9,423
1,156		Fidelity Bankshares, Inc	38,876
21,689		Fifth Third Bancorp	853,679
467		Financial Institutions, Inc	8,822
525		First Bancorp (North Carolina)	11,750
2,766		First Bancorp (Puerto Rico)	34,188
706		First Busey Corp (Class A)	14,897
1,556		First Charter Corp	38,433
291		First Citizens Bancshares, Inc (Class A)	56,163
2,932		First Commonwealth Financial Corp	42,983
572		First Community Bancorp, Inc	32,982

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
492		First Community Bancshares, Inc	$15,734
298		First Defiance Financial Corp	7,849
1,622		First Financial Bancorp	26,990
786		First Financial Bankshares, Inc	30,104
701		First Financial Corp (Indiana)	20,890
680		First Financial Holdings, Inc	21,556
6,017		First Horizon National Corp	250,608
626		First Indiana Corp	17,465
972		First Merchants Corp	25,777
2,162		First Midwest Bancorp, Inc	79,064
5,233		First Niagara Financial Group, Inc	76,716
271		First Oak Brook Bancshares, Inc	7,249
672		First Place Financial Corp	16,666
105	*	First Regional Bancorp	9,359
1,040		First Republic Bank	39,333
218		First South Bancorp, Inc	8,256
836		First State Bancorporation	22,204
678	*	FirstFed Financial Corp	40,551
3,800		FirstMerit Corp	93,708
1,180		Flagstar Bancorp, Inc	17,818
952		Flushing Financial Corp	16,622
2,480		FNB Corp	42,408
320		FNB Corp (Virginia)	10,874
662	*	Franklin Bank Corp	12,730
2,838		Fremont General Corp	61,187
1,164		Frontier Financial Corp	38,459
6,955		Fulton Financial Corp	119,626
282		GB&T Bancshares, Inc	6,303
1,371		Glacier Bancorp, Inc	42,570
1,727		Gold Banc Corp, Inc	31,639
11,438		Golden West Financial Corp	776,640
616		Great Southern Bancorp, Inc	17,790
2,300		Greater Bay Bancorp	63,802
283		Greene County Bancshares, Inc	8,266
1,262		Hancock Holding Co	58,708
1,606		Hanmi Financial Corp	29,004
1,029		Harbor Florida Bancshares, Inc	38,968
1,454		Harleysville National Corp	33,064
607		Heartland Financial USA, Inc	14,325
1,000	*	Heartland Payment Systems, Inc	24,770
500		Heritage Commerce Corp	12,500
540		Horizon Financial Corp	13,802
27,216		Hudson City Bancorp, Inc	361,701
11,613		Huntington Bancshares, Inc	280,222
465		IBERIABANK Corp	26,305
3,749		Independence Community Bank Corp	156,258
829		Independent Bank Corp (Massachusetts)	26,652
996		Independent Bank Corp (Michigan)	28,336
772		Integra Bank Corp	17,648
821		Interchange Financial Services Corp	15,599
2,096		International Bancshares Corp	60,218
2,300	*	Investors Bancorp, Inc	32,062
2,916		Investors Financial Services Corp	136,673
550		Irwin Financial Corp	10,632
302		ITLA Capital Corp	14,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
159,072		JPMorgan Chase & Co	$6,623,758
665		Kearny Financial Corp	9,130
18,381		Keycorp	676,421
1,500		KNBT Bancorp, Inc	24,525
570		Lakeland Bancorp, Inc	8,869
193		Lakeland Financial Corp	9,023
3,449		M&T Bank Corp	393,669
510		Macatawa Bank Corp	19,344
1,598		MAF Bancorp, Inc	69,944
701		Main Street Banks, Inc	18,142
479		MainSource Financial Group, Inc	9,053
10,614		Marshall & Ilsley Corp	462,558
930		MB Financial, Inc	32,922
817		MBT Financial Corp	13,726
19,049		Mellon Financial Corp	678,144
268		Mercantile Bank Corp	10,479
5,748		Mercantile Bankshares Corp	221,011
1,115		Mid-State Bancshares	32,814
648		Midwest Banc Holdings, Inc	16,809
4,012		MoneyGram International, Inc	123,249
1,060		Nara Bancorp, Inc	18,603
162		NASB Financial, Inc	5,550
25,528		National City Corp	890,927
2,038		National Penn Bancshares, Inc	43,369
350		NBC Capital Corp	8,026
1,410		NBT Bancorp, Inc	32,783
2,232		NetBank, Inc	16,160
11,814		New York Community Bancorp, Inc	206,981
4,614		NewAlliance Bancshares, Inc	66,580
21,342		North Fork Bancorporation, Inc	615,290
345	*	Northern Empire Bancshares	8,711
8,984		Northern Trust Corp	471,660
872		Northwest Bancorp, Inc	21,591
488		OceanFirst Financial Corp	11,956
2,118	*	Ocwen Financial Corp	21,646
2,357		Old National Bancorp	51,005
752		Old Second Bancorp, Inc	24,688
389		Omega Financial Corp	13,172
1,059		Oriental Financial Group, Inc	15,303
1,992		Pacific Capital Bancorp	67,409
531		Park National Corp	56,552
2,001		Partners Trust Financial Group, Inc	23,852
342		Peapack Gladstone Financial Corp	8,759
622		Pennfed Financial Services, Inc	11,924
192	*	Pennsylvania Commerce Bancorp, Inc	5,789
491		Peoples Bancorp, Inc	14,730
2,751		People's Bank	90,095
1,033		PFF Bancorp, Inc	34,822
328	*	Pinnacle Financial Partners, Inc	9,000
206		Placer Sierra Bancshares	5,881
12,653		PNC Financial Services Group, Inc	851,673
12,526		Popular, Inc	260,040
139		Preferred Bank	7,018
579		Premierwest Bancorp	10,712
812		PrivateBancorp, Inc	33,690

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
870		Prosperity Bancshares, Inc	$26,283
1,620		Provident Bankshares Corp	59,049
264		Provident Financial Holdings	8,606
3,351		Provident Financial Services, Inc	60,653
2,165		Provident New York Bancorp	28,080
1,293		R & G Financial Corp (Class B)	16,369
21,209		Regions Financial Corp	745,921
408		Renasant Corp	15,072
313		Republic Bancorp, Inc (Class A) (Kentucky)	6,360
3,427		Republic Bancorp, Inc (Michigan)	41,261
256		Royal Bancshares of Pennsylvania (Class A)	6,277
1,029		S&T Bancorp, Inc	37,641
623		S.Y. Bancorp, Inc	16,460
766		Sandy Spring Bancorp, Inc	29,100
393		Santander BanCorp	9,982
331		SCBT Financial Corp	11,611
514		Seacoast Banking Corp of Florida	14,963
390		Security Bank Corp	9,855
347	*	Signature Bank	11,309
801		Simmons First National Corp (Class A)	23,838
4,182		Sky Financial Group, Inc	110,823
499		Sound Federal Bancorp, Inc	10,274
3,279		South Financial Group, Inc	85,746
519		Southside Bancshares, Inc	10,499
483		Southwest Bancorp, Inc	10,742
15,900		Sovereign Bancorp, Inc	348,369
400		State Bancorp, Inc	6,116
14,867		State Street Corp	898,413
875		Sterling Bancorp	18,025
2,185		Sterling Bancshares, Inc	39,439
1,325		Sterling Financial Corp (Pennsylvania)	28,938
1,365		Sterling Financial Corp (Spokane)	39,585
481		Suffolk Bancorp	16,691
447		Summit Bancshares, Inc	8,614
223		Summit Financial Group, Inc	4,491
514	*	Sun Bancorp, Inc (New Jersey)	10,023
16,525		SunTrust Banks, Inc	1,202,359
1,686		Susquehanna Bancshares, Inc	43,448
1,542	*	SVB Financial Group	81,803
13,676		Synovus Financial Corp	370,483
140		Taylor Capital Group, Inc	5,486
5,893		TCF Financial Corp	151,745
5,616		TD Banknorth, Inc	164,830
1,127	*	Texas Capital Bancshares, Inc	27,048
2,116		Texas Regional Bancshares, Inc (Class A)	62,401
974		TierOne Corp	33,067
283		Tompkins Trustco, Inc	13,626
697		Trico Bancshares	19,739
3,429		Trustco Bank Corp NY	41,731
1,796		Trustmark Corp	56,825
4,040		UCBH Holdings, Inc	76,437
629		UMB Financial Corp	44,175
1,783		Umpqua Holdings Corp	50,815
423		Union Bankshares Corp	19,335
2,615		UnionBanCal Corp	183,468

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,707		United Bankshares, Inc	$65,327
1,462		United Community Banks, Inc	41,155
1,505		United Community Financial Corp	18,241
255		United Security Bancshares	6,831
558		Univest Corp of Pennsylvania	14,207
82,833		US Bancorp	2,526,406
511		USB Holding Co, Inc	11,722
5,265		Valley National Bancorp	134,889
341		Vineyard National Bancorp	9,991
377	*	Virginia Commerce Bancorp	13,553
351		Virginia Financial Group, Inc	14,047
4,768		W Holding Co, Inc	37,524
73,040		Wachovia Corp	4,093,892
4,581		Washington Federal, Inc	110,860
44,711		Washington Mutual, Inc	1,905,583
517		Washington Trust Bancorp, Inc	14,512
2,574		Webster Financial Corp	124,736
76,289		Wells Fargo & Co	4,872,642
929		WesBanco, Inc	30,480
981		West Bancorporation, Inc	19,453
802		West Coast Bancorp	22,416
1,682		Westamerica Bancorporation	87,329
265		Western Sierra Bancorp	12,015
246		Westfield Financial, Inc	6,076
2,598		Whitney Holding Corp	92,125
3,192		Wilmington Trust Corp	138,373
876		Wilshire Bancorp, Inc	16,285
1,035		Wintrust Financial Corp	60,206
1,705	*	Wright Express Corp	47,825
258		WSFS Financial Corp	16,210
399		Yardville National Bancorp	14,683
4,756		Zions Bancorporation	393,464
		TOTAL DEPOSITORY INSTITUTIONS	66,200,384

EATING AND DRINKING PLACES - 0.95%
801		AFC Enterprises	11,134
3,766		Applebees International, Inc	92,455
3,474		Aramark Corp (Class B)	102,622
446	*	BJ's Restaurants, Inc	12,042
1,544		Bob Evans Farms, Inc	45,872
3,866		Brinker International, Inc	163,338
254	*	Buffalo Wild Wings, Inc	10,561
929	*	California Pizza Kitchen, Inc	30,146
2,070		CBRL Group, Inc	90,894
1,535	*	CEC Entertainment, Inc	51,607
350	*	Chipotle Mexican Grill Inc	19,386
2,713		CKE Restaurants, Inc	47,206
1,184		Commerce Group, Inc	62,563
6,828		Darden Restaurants, Inc	280,153
1,327		Domino's Pizza, Inc	37,886
1,599	*	Jack in the Box, Inc	69,557
707		Landry's Restaurants, Inc	24,978
785		Lone Star Steakhouse & Saloon, Inc	22,310
1,005	*	Luby's, Inc	12,552
57,274		McDonald's Corp	1,967,935

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,045	*	O'Charleys, Inc	$19,291
2,753		Outback Steakhouse, Inc	121,132
1,193	*	Panera Bread Co (Class A)	89,690
1,132	*	Papa John's International, Inc	37,141
1,143	*	PF Chang's China Bistro, Inc	56,338
1,614	*	Rare Hospitality International, Inc	56,215
621	*	Red Robin Gourmet Burgers, Inc	29,311
2,809		Ruby Tuesday, Inc	90,113
1,100	*	Ruth's Chris Steak House, Inc	26,191
2,121	*	Ryan's Restaurant Group, Inc	30,754
2,813	*	Sonic Corp	98,821
35,498	*	Starbucks Corp	1,336,145
1,738	*	Texas Roadhouse, Inc (Class A)	29,702
3,584	*	The Cheesecake Factory, Inc	134,221
1,118	*	The Steak N Shake Co	23,590
1,494		Triarc Cos (Class B)	26,115
5,017		Wendy's International, Inc	311,355
13,135		Yum! Brands, Inc	641,776
		TOTAL EATING AND DRINKING PLACES	6,313,098

EDUCATIONAL SERVICES - 0.17%
6,555	*	Apollo Group, Inc (Class A)	344,203
4,636	*	Career Education Corp	174,916
4,120	*	Corinthian Colleges, Inc	59,328
2,534	*	DeVry, Inc	57,699
1,100	*	Educate, Inc	9,372
3,245	*	Education Management Corp	134,992
2,144	*	ITT Educational Services, Inc	137,323
2,152	*	Laureate Education, Inc	114,874
506	*	Learning Tree International, Inc	6,133
620		Strayer Education, Inc	63,401
857	*	Universal Technical Institute, Inc	25,796
		TOTAL EDUCATIONAL SERVICES	1,128,037

ELECTRIC, GAS, AND SANITARY SERVICES - 3.69%
29,778	*	AES Corp	508,030
3,369		AGL Resources, Inc	121,452
7,050	*	Allegheny Energy, Inc	238,643
1,105		Allete, Inc	51,493
5,129		Alliant Energy Corp	161,410
9,202	*	Allied Waste Industries, Inc	112,632
9,123		Ameren Corp	454,508
533		American Ecology Corp	10,863
17,346		American Electric Power Co, Inc	590,111
787		American States Water Co	29,402
5,733		Aqua America, Inc	159,492
15,571	*	Aquila, Inc	62,128
3,572		Atmos Energy Corp	94,051
1,853		Avista Corp	38,264
1,564		Black Hills Corp	53,176
914		California Water Service Group	41,176
545		Cascade Natural Gas Corp	10,737
1,122	*	Casella Waste Systems, Inc (Class A)	15,944
12,890		Centerpoint Energy, Inc	153,778
600		Central Vermont Public Service Corp	12,726

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
780		CH Energy Group, Inc	$37,440
9,023		Cinergy Corp	409,734
669	*	Clean Harbors, Inc	19,849
2,240		Cleco Corp	50,019
9,327	*	CMS Energy Corp	120,785
403		Connecticut Water Service, Inc	10,567
11,011		Consolidated Edison, Inc	478,979
8,146		Constellation Energy Group, Inc	445,668
4,470	*	Covanta Holding Corp	74,515
15,450		Dominion Resources, Inc	1,066,514
5,512		DPL, Inc	148,824
8,093		DTE Energy Co	324,448
42,020		Duke Energy Corp	1,224,883
3,578		Duquesne Light Holdings, Inc	59,037
387	*	Duratek, Inc	8,475
14,706		Edison International	605,593
28,628		El Paso Corp	344,967
2,286	*	El Paso Electric Co	43,525
1,208		Empire District Electric Co	26,842
3,203		Energen Corp	112,105
6,434		Energy East Corp	156,346
9,602		Entergy Corp	661,962
30,195		Exelon Corp	1,597,316
14,692		FirstEnergy Corp	718,439
17,591		FPL Group, Inc	706,103
3,838		Great Plains Energy, Inc	108,040
3,736		Hawaiian Electric Industries, Inc	101,358
1,650		Idacorp, Inc	53,658
800		ITC Holdings Corp	21,000
8,056		KeySpan Corp	329,249
4,686		Kinder Morgan, Inc	431,065
1,066		Laclede Group, Inc	36,692
5,321		MDU Resources Group, Inc	177,987
958		MGE Energy, Inc	31,786
493		Middlesex Water Co	9,337
3,377		National Fuel Gas Co	110,495
1,199		New Jersey Resources Corp	54,255
2,045		Nicor, Inc	80,900
11,794		NiSource, Inc	238,493
7,007		Northeast Utilities	136,847
1,184		Northwest Natural Gas Co	42,020
1,482		NorthWestern Corp	46,149
6,143	*	NRG Energy, Inc	277,786
4,660		NSTAR	133,323
4,006		OGE Energy Corp	116,174
5,328		Oneok, Inc	171,828
700		Ormat Technologies, Inc	26,670
1,156		Otter Tail Corp	33,166
1,768		Peoples Energy Corp	63,012
8,398		Pepco Holdings, Inc	191,390
15,785		PG&E Corp	614,037
3,677		Piedmont Natural Gas Co, Inc	88,211
4,654		Pinnacle West Capital Corp	181,971
2,861		PNM Resources, Inc	69,808
17,290		PPL Corp	508,326

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
328	v*	Progress Energy Inc (Cvo)	$3
11,342		Progress Energy, Inc	498,821
11,255		Public Service Enterprise Group, Inc	720,770
5,527		Puget Energy, Inc	117,062
3,784		Questar Corp	265,069
13,306	*	Reliant Energy, Inc	140,777
6,590		Republic Services, Inc	280,141
5,456		SCANA Corp	214,093
11,805		Sempra Energy	548,460
9,025	*	Sierra Pacific Resources	124,635
654		SJW Corp	17,560
1,234		South Jersey Industries, Inc	33,651
33,577		Southern Co	1,100,318
4,057		Southern Union Co	100,735
1,838		Southwest Gas Corp	51,372
970		Southwest Water Co	15,462
7,536	*	Southwestern Energy Co	242,584
2,218	*	Stericycle, Inc	149,981
8,995		TECO Energy, Inc	144,999
21,600		TXU Corp	966,816
4,516		UGI Corp	95,152
604		UIL Holdings Corp	31,619
1,507		Unisource Energy Corp	45,964
3,316		Vectren Corp	87,476
2,285	*	Waste Connections, Inc	90,966
2,399	*	Waste Services, Inc	7,557
4,025		Westar Energy, Inc	83,760
2,562		Western Gas Resources, Inc	123,617
2,277		WGL Holdings, Inc	69,266
25,728		Williams Cos, Inc	550,343
5,449		Wisconsin Energy Corp	217,906
2,035		WPS Resources Corp	100,163
17,784		Xcel Energy, Inc	322,780
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	24,417,862

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.61%
620		A.O. Smith Corp	32,736
1,502	*	Actel Corp	23,942
2,058		Acuity Brands, Inc	82,320
5,117	*	ADC Telecommunications, Inc	130,944
2,666		Adtran, Inc	69,796
1,107	*	Advanced Energy Industries, Inc	15,642
21,614	*	Advanced Micro Devices, Inc	716,720
8,986	*	Agere Systems, Inc	135,149
1,915	*	Airspan Networks, Inc	12,926
17,208	*	Altera Corp	355,173
7,273		American Power Conversion Corp	168,079
1,417	*	American Superconductor Corp	16,083
1,641	*	AMIS Holdings, Inc	14,867
5,265	*	Amkor Technology, Inc	45,490
3,984		Amphenol Corp (Class A)	207,885
16,637		Analog Devices, Inc	637,031
1,028	*	Anaren, Inc	20,015
15,597	*	Applied Micro Circuits Corp	63,480
611		Applied Signal Technology, Inc	12,116

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
5,359	*	Arris Group, Inc	$73,740
1,352	*	Artesyn Technologies, Inc	14,804
2,141	*	Atheros Communications, Inc	56,073
18,975	*	Atmel Corp	89,562
1,843	*	Audible, Inc	19,370
1,872		AVX Corp	33,134
1,549		Baldor Electric Co	52,465
654		Bel Fuse, Inc (Class B)	22,910
1,824	*	Benchmark Electronics, Inc	69,950
18,559	*	Broadcom Corp (Class A)	801,006
11,669	*	Brocade Communications Systems, Inc	77,949
998		C&D Technologies, Inc	9,222
1,587	*	C-COR, Inc	13,870
1,649	*	Checkpoint Systems, Inc	44,325
25,287	*	Ciena Corp	131,745
292,319	*	Cisco Systems, Inc	6,334,553
587	*	Color Kinetics, Inc	12,433
931	*	Comtech Telecommunications Corp	27,157
8,863	*	Comverse Technology, Inc	208,546
16,726	*	Conexant Systems, Inc	57,705
3,497	*	Cree, Inc	114,737
2,006		CTS Corp	26,840
5,696	*	Cypress Semiconductor Corp	96,547
472	*	Diodes, Inc	19,588
893	*	Ditech Communications Corp	9,332
1,230	*	DSP Group, Inc	35,682
1,238	*	Electro Scientific Industries, Inc	27,397
18,876		Emerson Electric Co	1,578,600
294	*	EndWave Corp	4,319
3,118	*	Energizer Holdings, Inc	165,306
990	*	Energy Conversion Devices, Inc	48,688
1,815	*	EnerSys	25,047
2,280	*	Evergreen Solar, Inc	35,112
1,423	*	Exar Corp	20,320
745	*	Excel Technology, Inc	21,955
5,447	*	Fairchild Semiconductor International, Inc	103,874
924		Franklin Electric Co, Inc	50,497
17,991	*	Freescale Semiconductor, Inc (Class B)	499,610
479,609		General Electric Co	16,680,801
1,981	*	Genesis Microchip, Inc	33,756
1,046	*	Genlyte Group, Inc	71,274
2,481	*	Glenayre Technologies, Inc	13,025
4,550	*	GrafTech International Ltd	27,755
800	*	Greatbatch, Inc	17,528
3,116		Harman International Industries, Inc	346,281
3,416	*	Harmonic, Inc	21,760
5,716		Harris Corp	270,310
4,147	*	Hexcel Corp	91,110
38,499		Honeywell International, Inc	1,646,602
1,096	*	Hutchinson Technology, Inc	33,066
1,461		Imation Corp	62,692
8,983	*	Integrated Device Technology, Inc	133,487
1,720	*	Integrated Silicon Solutions, Inc	11,421
266,748		Intel Corp	5,161,574
4,384	*	International DisplayWorks, Inc	28,715

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
3,410	*	International Rectifier Corp	$141,276
6,792		Intersil Corp (Class A)	196,425
1,180		Inter-Tel, Inc	25,299
1,935	*	InterVoice, Inc	16,660
970	*	Ionatron, Inc	13,105
774	*	IXYS Corp	7,136
7,129	*	Jabil Circuit, Inc	305,549
70,488	*	JDS Uniphase Corp	293,935
4,308	*	Kemet Corp	40,797
1,193	*	Komag, Inc	56,787
4,055	*	Kopin Corp	20,316
5,365		L-3 Communications Holdings, Inc	460,263
5,453	*	Lattice Semiconductor Corp	36,317
800	*	Leadis Technology, Inc	4,544
13,943		Linear Technology Corp	489,120
1,173	*	Littelfuse, Inc	40,034
689	*	LoJack Corp	16,522
783		LSI Industries, Inc	13,342
16,665	*	LSI Logic Corp	192,647
200,309	*	Lucent Technologies, Inc	610,942
14,996		Maxim Integrated Products, Inc	557,101
13,187	*	Maxtor Corp	126,068
3,673		Maytag Corp	78,345
6,540	*	MEMC Electronic Materials, Inc	241,457
1,802		Methode Electronics, Inc	19,624
2,369	*	Micrel, Inc	35,109
9,689		Microchip Technology, Inc	351,711
28,483	*	Micron Technology, Inc	419,270
2,683	*	Microsemi Corp	78,102
2,600	*	Microtune, Inc	13,572
6,211		Molex, Inc	206,205
400	*	Monolithic Power Systems, Inc	7,456
1,510	*	Moog, Inc	53,590
110,855		Motorola, Inc	2,539,688
483	*	Multi-Fineline Electronix, Inc	28,251
195		National Presto Industries, Inc	9,588
15,938		National Semiconductor Corp	443,714
368	*	Netlogic Microsystems, Inc	15,165
2,047	*	Novatel Wireless, Inc	18,321
7,442	*	Nvidia Corp	426,129
2,661	*	Omnivision Technologies, Inc	80,362
9,086	*	ON Semiconductor Corp	65,964
950	*	Oplink Communications Inc	16,473
803	*	Optical Communication Products, Inc	2,473
976		Park Electrochemical Corp	28,792
934	*	Pericom Semiconductor Corp	9,209
1,421	*	Photronics, Inc	26,658
4,279	*	Pixelworks, Inc	21,267
1,987		Plantronics, Inc	70,399
2,278	*	Plexus Corp	85,584
2,713	*	Plug Power, Inc	13,565
1,230	*	PLX Technology, Inc	15,437
7,788	*	PMC - Sierra, Inc	95,715
4,286	*	Polycom, Inc	92,920
272	*	Powell Industries, Inc	5,924

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,149	*	Power Integrations, Inc	$28,472
3,298	*	Power-One, Inc	23,746
4,328	*	Powerwave Technologies, Inc	58,385
7,610	*	QLogic Corp	147,254
73,847		Qualcomm, Inc	3,737,397
1,221		Regal-Beloit Corp	51,612
8,360	*	RF Micro Devices, Inc	72,314
587	*	Rofin-Sinar Technologies, Inc	31,774
23,169	*	Sanmina-SCI Corp	94,993
3,212	*	Semtech Corp	57,463
1,483	*	Sigmatel, Inc	12,961
3,469	*	Silicon Image, Inc	35,765
1,731	*	Silicon Laboratories, Inc	95,118
5,260	*	Silicon Storage Technology, Inc	23,039
6,762	*	Skyworks Solutions, Inc	45,914
2,930	*	SonicWALL, Inc	20,774
1,470	*	Spansion Inc	21,756
1,085		Spectralink Corp	13,617
1,561	*	Spectrum Brands, Inc	33,905
755	*	Standard Microsystems Corp	19,615
567		Standard Motor Products, Inc	5,035
600	*	Sunpower Corp	22,896
545	*	Supertex, Inc	20,503
7,380	*	Sycamore Networks, Inc	34,686
2,392	*	Symmetricom, Inc	20,452
917	*	Synaptics, Inc	20,165
269		Sypris Solutions, Inc	2,537
1,564		Technitrol, Inc	37,505
2,557	*	Tekelec	35,363
1,597	*	Teledyne Technologies, Inc	56,853
1,616		Teleflex, Inc	115,754
1,345	*	Telkonet, Inc	5,716
19,525	*	Tellabs, Inc	310,448
3,755	*	Terayon Communication Systems, Inc	6,872
1,891	*	Tessera Technologies, Inc	60,663
75,093		Texas Instruments, Inc	2,438,270
2,615	*	Thomas & Betts Corp	134,359
4,056	*	Transwitch Corp	10,546
2,532	*	Trident Microsystems, Inc	73,580
4,938	*	Triquint Semiconductor, Inc	24,295
2,235	*	TTM Technologies, Inc	32,385
507	*	Ultralife Batteries, Inc	6,515
467		United Industrial Corp	28,454
1,294	*	Universal Display Corp	18,608
701	*	Universal Electronics, Inc	12,408
5,627	*	Utstarcom, Inc	35,394
3,373	*	Valence Technology, Inc	8,399
1,022	*	Vasco Data Security International	8,360
1,106	*	Viasat, Inc	31,687
882		Vicor Corp	17,402
558	*	Virage Logic Corp	6,021
7,596	*	Vishay Intertechnology, Inc	108,175
7,804	*	Vitesse Semiconductor Corp	27,938
500	*	Volterra Semiconductor Corp	9,545
1,300		Warner Music Group Corp	28,197

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,762	*	Westell Technologies, Inc	$11,241
2,662		Whirlpool Corp	243,493
1,278		Woodward Governor Co	42,494
15,386		Xilinx, Inc	391,728
1,232	*	Zhone Technologies, Inc	3,302
1,200	*	Zoltek Cos, Inc	27,432
2,443	*	Zoran Corp	53,453
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	56,940,748

ENGINEERING AND MANAGEMENT SERVICES - 0.54%
828	*	Advisory Board Co	46,178
1,362	*	Albany Molecular Research, Inc	13,838
523	*	American Dental Partners, Inc	7,061
1,318		Arbitron, Inc	44,575
2,564	*	Arena Pharmaceuticals, Inc	46,434
3,206	*	CBIZ, Inc	25,648
6,698	*	Ceridian Corp	170,464
3,249	*	Charles River Laboratories International, Inc	159,266
1,802		Corporate Executive Board Co	181,822
2,745	*	Covance, Inc	161,269
2,332	*	CV Therapeutics, Inc	51,491
2,687	*	deCODE genetics, Inc	23,296
1,248	*	DiamondCluster International, Inc	13,354
3,539	*	Digitas, Inc	50,962
743	*	Essex Corp	16,361
3,318	*	Exelixis, Inc	39,849
400	*	Exponent, Inc	12,660
623	*	Forrester Research, Inc	13,905
1,784	*	FuelCell Energy, Inc	20,462
2,119	*	Gartner, Inc (Class A)	29,560
323	*	Geo Group, Inc	10,769
1,274		Gevity HR, Inc	31,162
500	*	Greenfield Online, Inc	2,995
2,310	*	Hewitt Associates, Inc	68,699
451	*	Horizon Health Corp	8,930
244	*	Huron Consulting Group, Inc	7,391
9,271		IMS Health, Inc	238,914
3,540	*	KFX, Inc	64,428
452		Landauer, Inc	22,699
613	*	Layne Christensen Co	20,548
712	*	LECG Corp	13,720
756		MAXIMUS, Inc	27,201
1,529	*	Maxygen, Inc	12,660
634	*	Medis Technologies Ltd	14,791
311	*	MTC Technologies, Inc	8,705
2,816	*	Nanogen, Inc	8,504
2,224	*	Navigant Consulting, Inc	47,482
745	*	Netratings, Inc	9,871
2,090	*	Nuvelo, Inc	37,244
1,312	*	Parexel International Corp	34,689
14,990		Paychex, Inc	624,483
1,662	*	Per-Se Technologies, Inc	44,309
4,216		Pharmaceutical Product Development, Inc	145,916
1,581	*	PRG-Schultz International, Inc	964
7,434		Quest Diagnostics, Inc	381,364

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,861	*	Regeneron Pharmaceuticals, Inc	$30,948
2,278	*	Resources Connection, Inc	56,745
903	*	Senomyx, Inc	14,863
800	*	SFBC International, Inc	19,504
3,840	*	Shaw Group, Inc	116,736
1,060	*	Spatialight, Inc	3,752
1,445	*	Symyx Technologies, Inc	40,084
1,646	*	Syntroleum Corp	13,612
1,398		Talx Corp	39,815
2,374	*	Tetra Tech, Inc	45,320
1,764	*	URS Corp	71,001
1,151		Washington Group International, Inc	66,056
2,077		Watson Wyatt & Co Holdings	67,669
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,602,998

FABRICATED METAL PRODUCTS - 0.36%
1,757	*	Alliant Techsystems, Inc	135,588
4,834		Ball Corp	211,874
664		Barnes Group, Inc	26,892
1,251	*	Blount International, Inc	20,154
854		CIRCOR International, Inc	24,937
600	*	Commercial Vehicle Group, Inc	11,526
2,435		Crane Co	99,859
7,464	*	Crown Holdings, Inc	132,411
658	*	Drew Industries, Inc	23,392
1,904	*	Global Power Equipment Group, Inc	7,330
1,268	*	Griffon Corp	31,497
11,495		Illinois Tool Works, Inc	1,107,083
444		Lifetime Brands, Inc	12,516
1,144	*	Mobile Mini, Inc	35,372
913	*	NCI Building Systems, Inc	54,570
78	*	Omega Flex, Inc	1,486
623		Robbins & Myers, Inc	13,457
1,029	*	RTI International Metals, Inc	56,441
986		Silgan Holdings, Inc	39,608
1,784		Simpson Manufacturing Co, Inc	77,247
2,527		Snap-On, Inc	96,329
644		Standex International Corp	20,389
1,318		Sturm Ruger & Co, Inc	10,518
288		Sun Hydraulics Corp	6,157
4,396	*	Taser International, Inc	46,554
808		Valmont Industries, Inc	33,968
1,191		Watts Water Technologies, Inc (Class A)	43,281
		TOTAL FABRICATED METAL PRODUCTS	2,380,436

FOOD AND KINDRED PRODUCTS - 3.74%
93,662		Altria Group, Inc	6,636,889
781		American Italian Pasta Co (Class A)	4,889
35,062		Anheuser-Busch Cos, Inc	1,499,602
29,968		Archer Daniels Midland Co	1,008,423
467	*	Boston Beer Co, Inc (Class A)	12,147
10,762		Campbell Soup Co	348,689
156		Coca-Cola Bottling Co Consolidated	7,176
94,136		Coca-Cola Co	3,941,474
13,790		Coca-Cola Enterprises, Inc	280,489

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
23,577		ConAgra Foods, Inc	$505,984
8,450	*	Constellation Brands, Inc (Class A)	211,673
3,494		Corn Products International, Inc	103,318
3,571	*	Darling International, Inc	16,712
6,568	*	Dean Foods Co	255,035
8,819		Del Monte Foods Co	104,593
330		Farmer Bros Co	7,359
2,169		Flowers Foods, Inc	64,419
13,224		General Mills, Inc	670,192
2,168	*	Gold Kist, Inc	27,404
184	*	Green Mountain Coffee Roasters, Inc	7,308
15,867		H.J. Heinz Co	601,677
1,215	*	Hain Celestial Group, Inc	31,821
748	*	Hansen Natural Corp	94,285
4,977	*	Hercules, Inc	68,683
7,783		Hershey Co	406,506
3,338		Hormel Foods Corp	112,824
544		J&J Snack Foods Corp	18,273
2,156		J.M. Smucker Co	85,593
271	*	John B. Sanfilippo & Son	4,290
11,387		Kellogg Co	501,483
11,624		Kraft Foods, Inc (Class A)	352,323
1,079		Lancaster Colony Corp	45,318
1,379		Lance, Inc	31,028
417	*	M&F Worldwide Corp	5,955
156	*	Maui Land & Pineapple Co, Inc	5,889
6,510		McCormick & Co, Inc (Non-Vote)	220,429
2,108		Molson Coors Brewing Co (Class B)	144,651
234		National Beverage Corp	2,707
557	*	Peet's Coffee & Tea, Inc	16,710
6,775		Pepsi Bottling Group, Inc	205,892
2,958		PepsiAmericas, Inc	72,323
75,739		PepsiCo, Inc	4,376,957
818		Pilgrim's Pride Corp	17,726
900		Premium Standard Farms, Inc	15,795
1,396	*	Ralcorp Holdings, Inc	53,118
1,000		Reddy Ice Holdings, Inc	22,210
749		Sanderson Farms, Inc	16,778
35,441		Sara Lee Corp	633,685
15		Seaboard Corp	23,910
3,902	*	Smithfield Foods, Inc	114,485
991		Tootsie Roll Industries, Inc	29,007
1,313	*	TreeHouse Foods, Inc	34,860
10,548		Tyson Foods, Inc (Class A)	144,943
7,912		Wrigley (Wm.) Jr Co	506,368
		TOTAL FOOD AND KINDRED PRODUCTS	24,732,277

FOOD STORES - 0.27%
16,755		Albertson's, Inc	430,101
70		Arden Group, Inc (Class A)	6,505
736		Great Atlantic & Pacific Tea Co, Inc	25,708
467		Ingles Markets, Inc (Class A)	8,322
2,658	*	Krispy Kreme Doughnuts, Inc	23,869
32,893		Kroger Co	669,701
722	*	Pantry, Inc	45,046

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,649	*	Pathmark Stores, Inc	$17,249
1,284		Ruddick Corp	31,214
677	*	Smart & Final, Inc	11,096
975		Weis Markets, Inc	43,456
6,382		Whole Foods Market, Inc	424,020
1,575	*	Wild Oats Markets, Inc	32,020
		TOTAL FOOD STORES	1,768,307

FORESTRY - 0.12%
10,985		Weyerhaeuser Co	795,644
		TOTAL FORESTRY	795,644

FURNITURE AND FIXTURES - 0.40%
510		Bassett Furniture Industries, Inc	10,175
3,499	*	BE Aerospace, Inc	87,895
1,552		Ethan Allen Interiors, Inc	65,215
1,840		Furniture Brands International, Inc	45,098
3,710		Herman Miller, Inc	120,241
2,718		Hillenbrand Industries, Inc	149,463
2,439		HNI Corp	143,901
308		Hooker Furniture Corp	5,821
1,830	*	Interface, Inc (Class A)	25,272
8,677		Johnson Controls, Inc	658,845
1,051		Kimball International, Inc (Class B)	15,807
324		Knoll, Inc	6,908
1,978		La-Z-Boy, Inc	33,626
8,263		Leggett & Platt, Inc	201,369
19,610		Masco Corp	637,129
12,231		Newell Rubbermaid, Inc	308,099
1,764	*	Select Comfort Corp	69,766
468		Stanley Furniture Co, Inc	13,689
1,829	*	Tempur-Pedic International, Inc	25,880
		TOTAL FURNITURE AND FIXTURES	2,624,199

FURNITURE AND HOMEFURNISHINGS STORES - 0.39%
13,330	*	Bed Bath & Beyond, Inc	511,872
18,257		Best Buy Co, Inc	1,021,114
8,218		Circuit City Stores, Inc	201,177
431	*	Conn's, Inc	14,723
742	*	Cost Plus, Inc	12,688
2,350	*	GameStop Corp	110,779
1,135	*	Guitar Center, Inc	54,140
701		Haverty Furniture Cos, Inc	10,059
2,536	*	Mohawk Industries, Inc	204,706
1,089		Movie Gallery, Inc	3,289
3,735		Pier 1 Imports, Inc	43,363
5,893		RadioShack Corp	113,322
1,137	*	Restoration Hardware, Inc	6,470
2,326		Steelcase, Inc (Class A)	41,868
1,705	*	The Bombay Co, Inc	5,627
1,345	*	Trans World Entertainment Corp	7,492
5,039		Williams-Sonoma, Inc	213,654
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,576,343

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
GENERAL BUILDING CONTRACTORS - 0.44%
238	*	Avatar Holdings, Inc	$14,518
1,813		Beazer Homes USA, Inc	119,114
496		Brookfield Homes Corp	25,723
337	*	California Coastal Communities, Inc	12,503
5,830		Centex Corp	361,402
820	*	Comstock Homebuilding Cos, Inc	9,028
12,513		DR Horton, Inc	415,704
1,490	*	Hovnanian Enterprises, Inc (Class A)	65,456
3,537		KB Home	229,834
5,845		Lennar Corp (Class A)	352,921
454		M/I Homes, Inc	21,338
131	v*	Mascotech (Escrow)	-
1,411		MDC Holdings, Inc	90,741
916	*	Meritage Homes Corp	50,343
222	*	NVR, Inc	164,047
284		Orleans Homebuilders, Inc	5,754
1,331	*	Perini Corp	40,422
9,408		Pulte Homes, Inc	361,455
2,083		Ryland Group, Inc	144,560
2,988		Standard-Pacific Corp	100,457
1,115		Technical Olympic USA, Inc	22,690
4,622	*	Toll Brothers, Inc	160,060
1,470	*	WCI Communities, Inc	40,895
1,576		Walter Industries, Inc	104,993
100	*	William Lyon Homes, Inc	9,568
		TOTAL GENERAL BUILDING CONTRACTORS	2,923,526

GENERAL MERCHANDISE STORES - 1.76%
1,862	*	99 Cents Only Stores	25,249
5,352	*	Big Lots, Inc	74,714
3,013	*	BJ's Wholesale Club, Inc	94,940
800		Bon-Ton Stores, Inc	25,880
21,606		Costco Wholesale Corp	1,170,181
2,920		Dillard's, Inc (Class A)	76,037
15,120		Dollar General Corp	267,170
4,762	*	Dollar Tree Stores, Inc	131,765
7,131		Family Dollar Stores, Inc	189,685
12,248		Federated Department Stores, Inc	894,104
1,577		Fred's, Inc	20,911
9,206		JC Penney Co, Inc	556,134
523	*	Retail Ventures, Inc	7,667
5,675		Saks, Inc	109,528
40,031		Target Corp	2,082,012
21,785		TJX Cos, Inc	540,704
1,118		Tuesday Morning Corp	25,815
113,846		Wal-Mart Stores, Inc	5,378,085
		TOTAL GENERAL MERCHANDISE STORES	11,670,581

HEALTH SERVICES - 0.95%
505	*	Alliance Imaging, Inc	3,252
1,303	*	Allied Healthcare International, Inc	6,320
1,078	*	Amedisys, Inc	37,461
461	*	America Service Group, Inc	6,007
9,586		AmerisourceBergen Corp	462,716
1,260	*	Amsurg Corp	28,589

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,132	*	Apria Healthcare Group, Inc	$48,993
1,485	*	Array Biopharma, Inc	13,573
379	*	Bio-Reference Labs, Inc	6,837
700		Brookdale Senior Living, Inc	26,425
20,513		Caremark Rx, Inc	1,008,829
4,785	*	Community Health Systems, Inc	172,978
7,144	*	Coventry Health Care, Inc	385,633
4,398	*	DaVita, Inc	264,804
1,146	*	Enzo Biochem, Inc	15,471
864	*	Genesis HealthCare Corp	37,964
1,108	*	Gentiva Health Services, Inc	20,177
18,590		HCA, Inc	851,236
10,873		Health Management Associates, Inc (Class A)	234,531
1,450	*	Healthways Inc	73,863
2,891		Hooper Holmes, Inc	8,355
1,239	*	Kindred Healthcare, Inc	31,161
5,781	*	Laboratory Corp of America Holdings	338,073
891		LCA-Vision, Inc	44,648
2,381	*	LifePoint Hospitals, Inc	74,049
4,513	*	Lincare Holdings, Inc	175,826
1,385	*	Magellan Health Services, Inc	56,051
3,662		Manor Care, Inc	162,410
275	*	Medcath Corp	5,258
13,638	*	Medco Health Solutions, Inc	780,366
284		National Healthcare Corp	11,383
2,221	*	Odyssey HealthCare, Inc	38,223
2,039		Option Care, Inc	28,831
1,016	*	Orchid Cellmark, Inc	5,832
1,860	*	PainCare Holdings, Inc	3,553
1,247	*	Pediatrix Medical Group, Inc	127,992
2,594	*	Psychiatric Solutions, Inc	85,939
478	*	Radiation Therapy Services, Inc	12,194
725	*	RehabCare Group, Inc	13,666
1,600	*	Stereotaxis, Inc	20,176
726	*	Symbion, Inc	16,444
20,770	*	Tenet Healthcare Corp	153,283
4,085	*	Triad Hospitals, Inc	171,203
505	*	U.S. Physical Therapy, Inc	8,641
1,882	*	United Surgical Partners International, Inc	66,642
2,101		Universal Health Services, Inc (Class B)	106,710
583	*	VistaCare, Inc (Class A)	9,037
		TOTAL HEALTH SERVICES	6,261,605

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.11%
2,327	*	Dycom Industries, Inc	49,449
3,815		Fluor Corp	327,327
1,670		Granite Construction, Inc	81,296
536	*	Infrasource Services, Inc	9,225
1,290	*	Insituform Technologies, Inc (Class A)	34,314
2,493	*	Jacobs Engineering Group, Inc	216,243
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	717,854

HOLDING AND OTHER INVESTMENT OFFICES - 3.32%
860	*	4Kids Entertainment, Inc	14,783
1,787		Aames Investment Corp	10,150

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,197		Acadia Realty Trust	$28,189
1,436		Affordable Residential Communities	15,078
327		Agree Realty Corp	10,497
115	*	Alexander's, Inc	33,235
1,026		Alexandria Real Estate Equities, Inc	97,809
3,722		AMB Property Corp	201,993
637		American Campus Communities, Inc	16,505
5,322		American Capital Strategies Ltd	187,122
5,017		American Financial Realty Trust	58,448
2,068		American Home Mortgage Investment Corp	64,542
5,294		Annaly Mortgage Management, Inc	64,269
2,232		Anthracite Capital, Inc	24,507
2,990		Anworth Mortgage Asset Corp	23,501
4,662		Apartment Investment & Management Co (Class A)	218,648
2,701		Apollo Investment Corp	48,105
436		Arbor Realty Trust, Inc	11,768
9,366		Archstone-Smith Trust	456,780
2,906		Arden Realty, Inc	131,148
2,200		Ares Capital Corp	37,796
2,045		Ashford Hospitality Trust, Inc	25,358
3,180		AvalonBay Communities, Inc	346,938
717		Bedford Property Investors	19,309
2,300		BioMed Realty Trust, Inc	68,172
5,031		Boston Properties, Inc	469,141
770	*	Boykin Lodging Co	8,693
4,121		Brandywine Realty Trust	130,883
2,353		BRE Properties, Inc (Class A)	131,768
2,207		Camden Property Trust	159,014
1,608		Capital Lease Funding, Inc	17,833
121		Capital Southwest Corp	11,556
500		Capital Trust, Inc	15,560
2,547		CarrAmerica Realty Corp	113,622
1,984		CBL & Associates Properties, Inc	84,221
1,000		Cedar Shopping Centers, Inc	15,840
508		CentraCore Properties Trust	12,725
204		Cherokee, Inc	8,215
1,396		Choice Hotels International, Inc	63,909
2,158		Colonial Properties Trust	108,181
1,400		Columbia Equity Trust, Inc	24,612
2,420		Commercial Net Lease Realty, Inc	56,386
1,373		Corporate Office Properties Trust	62,801
1,650		Cousins Properties, Inc	55,160
3,657		Crescent Real Estate Equities Co	77,053
1,500		Deerfield Triarc Capital Corp	20,235
4,619		Developers Diversified Realty Corp	252,890
1,064		DiamondRock Hospitality Co	14,694
500		Digital Realty Trust, Inc	14,085
1,010	*	Dolby Laboratories, Inc (Class A)	21,109
945	*	DTS, Inc	18,579
6,269		Duke Realty Corp	237,909
953		EastGroup Properties, Inc	45,210
2,442		ECC Capital Corp	3,712
954		Education Realty Trust, Inc	14,596
154	*	Enstar Group, Inc	13,820
1,254		Entertainment Properties Trust	52,643

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,035		Equity Inns, Inc	$32,967
1,022		Equity Lifestyle Properties, Inc	50,845
17,411		Equity Office Properties Trust	584,661
1,550		Equity One, Inc	38,068
12,956		Equity Residential	606,211
1,001		Essex Property Trust, Inc	108,839
1,500		Extra Space Storage, Inc	25,785
2,303		Federal Realty Investment Trust	173,186
2,640		FelCor Lodging Trust, Inc	55,704
2,043		Fieldstone Investment Corp	24,107
2,100		First Industrial Realty Trust, Inc	89,649
709		First Potomac Realty Trust	20,029
6,202		Friedman Billings Ramsey Group, Inc	58,175
8,016		General Growth Properties, Inc	391,742
855		Getty Realty Corp	24,881
445		Gladstone Capital Corp	9,590
740		Gladstone Investment Corp	11,174
1,218		Glenborough Realty Trust, Inc	26,492
1,857		Glimcher Realty Trust	52,739
700		Global Signal, Inc	34,440
1,100		GMH Communities Trust	12,804
1,100		Government Properties Trust, Inc	10,494
500		Gramercy Capital Corp	12,465
772		Harris & Harris Group, Inc	10,769
6,040		Health Care Property Investors, Inc	171,536
2,461		Health Care REIT, Inc	93,764
2,083		Healthcare Realty Trust, Inc	77,863
1,194		Heritage Property Investment Trust	47,270
2,218		Highland Hospitality Corp	28,191
2,356		Highwoods Properties, Inc	79,468
1,434		Home Properties, Inc	73,277
2,200		HomeBanc Corp	19,338
3,435		Hospitality Properties Trust	150,006
15,382		Host Marriott Corp	329,175
10,292		HRPT Properties Trust	120,828
956		IHOP Corp	45,831
3,499		IMPAC Mortgage Holdings, Inc	33,730
2,926		Inland Real Estate Corp	47,723
1,530		Innkeepers U.S.A. Trust	25,934
2,336	*	Interdigital Communications Corp	57,279
1,971		Investors Real Estate Trust	18,803
6,900		iShares Russell 2000 Index Fund	524,400
3,000		iShares Russell Midcap Index Fund	284,010
5,264		iStar Financial, Inc	201,506
1,286		Kilroy Realty Corp	99,356
8,980		Kimco Realty Corp	364,947
900		Kite Realty Group Trust	14,355
1,600		KKR Financial Corp	35,888
1,776		LaSalle Hotel Properties	72,816
1,995		Lexington Corporate Properties Trust	41,596
4,084		Liberty Property Trust	192,601
676		LTC Properties, Inc	15,724
3,931		Luminent Mortgage Capital, Inc	31,880
3,109		Macerich Co	229,911
2,890		Mack-Cali Realty Corp	138,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,468	*	Macrovision Corp	$54,666
1,500		Maguire Properties, Inc	54,750
2,977		MCG Capital Corp	42,005
4,582	*	MeriStar Hospitality Corp	47,561
3,630		MFA Mortgage Investments, Inc	23,051
717		Mid-America Apartment Communities, Inc	39,256
2,463		Mills Corp	68,964
1,049	*	MIPS Technologies, Inc	7,826
1,900		MortgageIT Holdings, Inc	20,577
1,012		National Health Investors, Inc	25,705
2,923		Nationwide Health Properties, Inc	62,845
2,116		New Century Financial Corp	97,378
4,551		New Plan Excel Realty Trust	118,053
1,908		Newcastle Investment Corp	45,639
1,300		Newkirk Realty Trust, Inc	23,517
699		NGP Capital Resources Co	9,506
812		NorthStar Realty Finance Corp	8,891
1,155		Novastar Financial, Inc	38,623
2,483		Omega Healthcare Investors, Inc	34,812
332		One Liberty Properties, Inc	6,584
1,600		Opteum Inc	13,696
312		Origen Financial, Inc	1,897
1,815		Pan Pacific Retail Properties, Inc	128,684
614		Parkway Properties, Inc	26,820
1,580		Pennsylvania Real Estate Investment Trust	69,520
195	*	Pico Holdings, Inc	6,414
1,574		Post Properties, Inc	70,043
1,865		Potlatch Corp	79,897
2,063	*	Price Communications Corp	36,494
10,907		Prologis	583,525
662		PS Business Parks, Inc	37,019
3,829		Public Storage, Inc	311,030
1,115		RAIT Investment Trust	31,488
4,668	*	Rambus, Inc	183,639
642		Ramco-Gershenson Properties	19,433
3,792		Rayonier, Inc	172,877
3,688		Realty Income Corp	89,286
3,569		Reckson Associates Realty Corp	163,532
1,049		Redwood Trust, Inc	45,443
3,154		Regency Centers Corp	211,917
1,130		Republic Property Trust	13,300
1,292		Royal Gold, Inc	46,757
534		Saul Centers, Inc	23,448
3,527		Saxon Capital, Inc	36,822
2,655		Senior Housing Properties Trust	48,056
2,038		Shurgard Storage Centers, Inc (Class A)	135,792
7,813		Simon Property Group, Inc	657,386
793		Sizeler Property Investors, Inc	11,705
1,833		SL Green Realty Corp	186,050
705		Sovran Self Storage, Inc	38,916
39,990		SPDR Trust Series 1	5,191,902
2,886		Spirit Finance Corp	35,209
2,584		Strategic Hotel Capital, Inc	60,156
611		Sun Communities, Inc	21,599
1,600		Sunstone Hotel Investors, Inc	46,352

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
708	*	SurModics, Inc	$25,035
1,249		Tanger Factory Outlet Centers, Inc	42,978
2,215		Taubman Centers, Inc	92,299
5,286		Thornburg Mortgage, Inc	143,039
728		Town & Country Trust	29,550
3,793		Trizec Properties, Inc	97,594
2,707		Trustreet Properties, Inc	41,119
5,853		United Dominion Realty Trust, Inc	167,045
584		Universal Health Realty Income Trust	21,334
961		Urstadt Biddle Properties, Inc (Class A)	17,298
1,300		U-Store-It Trust	26,195
4,453		Ventas, Inc	147,751
5,438		Vornado Realty Trust	522,048
2,096		Washington Real Estate Investment Trust	76,127
3,588		Weingarten Realty Investors	146,211
872		Winston Hotels, Inc	9,915
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	21,956,698

HOTELS AND OTHER LODGING PLACES - 0.38%
1,368		Ameristar Casinos, Inc	35,281
1,649	*	Aztar Corp	69,242
1,871		Boyd Gaming Corp	93,438
1,731	*	Gaylord Entertainment Co	78,553
1,084	*	Great Wolf Resorts, Inc	12,564
16,963		Hilton Hotels Corp	431,903
843	*	Isle of Capri Casinos, Inc	28,055
1,000	*	Las Vegas Sands Corp	56,660
7,819		Marriott International, Inc (Class A)	536,383
5,265	*	MGM Mirage	226,869
810	*	Morgans Hotel Group Co	14,305
9,797	*	Starwood Hotels & Resorts Worldwide, Inc	663,551
2,430		Station Casinos, Inc	192,869
1,332	*	Vail Resorts, Inc	50,909
		TOTAL HOTELS AND OTHER LODGING PLACES	2,490,582

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.57%
16,752	*	3Com Corp	85,770
478	*	3D Systems Corp	10,215
34,764		3M Co	2,631,287
446		Aaon, Inc	10,664
1,275		Actuant Corp	78,056
5,769	*	Adaptec, Inc	31,903
2,808	*	Advanced Digital Information Corp	24,654
4,110	*	AGCO Corp	85,241
1,235		Albany International Corp (Class A)	47,041
8,761		American Standard Cos, Inc	375,496
37,234	*	Apple Computer, Inc	2,335,316
831	*	Applied Films Corp	16,146
74,824		Applied Materials, Inc	1,310,185
660	*	Astec Industries, Inc	23,694
700	*	ASV, Inc	22,554
2,452	*	Asyst Technologies, Inc	25,525
2,294	*	Avocent Corp	72,843
4,624	*	Axcelis Technologies, Inc	27,102
3,509		Black & Decker Corp	304,897

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
558	*	Blue Coat Systems, Inc	$12,131
2,380		Briggs & Stratton Corp	84,181
3,939	*	Brooks Automation, Inc	56,091
1,314		Bucyrus International, Inc (Class A)	63,322
1,379		Carlisle Cos, Inc	112,802
429		Cascade Corp	22,673
30,908		Caterpillar, Inc	2,219,503
4,649	*	Cirrus Logic, Inc	39,424
2,368		Clarcor, Inc	84,301
1,000	*	Coinstar, Inc	25,910
1,992		Cummins, Inc	209,359
1,590	*	Cymer, Inc	72,250
11,347		Deere & Co	896,980
104,541	*	Dell, Inc	3,111,140
3,114		Diebold, Inc	127,985
434	*	Digi International, Inc	5,065
3,232		Donaldson Co, Inc	109,209
2,098	*	Dot Hill Systems Corp	14,896
8,881		Dover Corp	431,261
1,700	*	Dresser-Rand Group, Inc	42,245
6,869		Eaton Corp	501,231
1,544	*	Echelon Corp	14,575
2,347	*	Electronics for Imaging, Inc	65,646
108,598	*	EMC Corp	1,480,191
1,357	*	Emcore Corp	13,869
3,842	*	Emulex Corp	65,660
936	*	EnPro Industries, Inc	32,105
1,076	*	ESCO Technologies, Inc	54,499
4,946	*	Extreme Networks, Inc	24,829
1,723	*	FalconStor Software, Inc	16,282
539	*	Fargo Electronics, Inc	9,114
9,687	*	Finisar Corp	47,951
813	*	Flanders Corp	9,496
2,329	*	Flowserve Corp	135,874
3,067	*	FMC Technologies, Inc	157,092
5,793	*	Foundry Networks, Inc	105,201
1,373	*	Gardner Denver, Inc	89,520
10,029	*	Gateway, Inc	21,964
436	*	Gehl Co	14,440
388		Gorman-Rupp Co	9,467
3,011		Graco, Inc	136,790
5,581	*	Grant Prideco, Inc	239,090
311		Gulf Island Fabrication, Inc	7,361
130,878		Hewlett-Packard Co	4,305,886
769	*	Hydril	59,944
2,871	*	Hypercom Corp	26,700
2,389		IDEX Corp	124,634
2,409	*	Intermec Inc	73,499
72,965		International Business Machines Corp	6,017,424
15,796		International Game Technology	556,335
1,041	*	Intevac, Inc	29,960
4,450		JLG Industries, Inc	137,016
5,316		Joy Global, Inc	317,737
24,506	*	Juniper Networks, Inc	468,555
734	*	Kadant, Inc	16,662

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,348		Kaydon Corp	$54,405
1,747		Kennametal, Inc	106,812
2,658	*	Kulicke & Soffa Industries, Inc	25,357
6,124	*	Lam Research Corp	263,332
2,916		Lennox International, Inc	87,072
5,050	*	Lexmark International, Inc	229,169
1,506		Lincoln Electric Holdings, Inc	81,309
545		Lindsay Manufacturing Co	14,764
544		Lufkin Industries, Inc	30,159
1,432		Manitowoc Co, Inc	130,527
3,344	*	Mattson Technology, Inc	40,128
4,817	*	McData Corp (Class A)	22,259
78	*	Mestek, Inc	981
653	*	Metrologic Instruments, Inc	15,104
196	*	Middleby Corp	16,409
1,538	*	Mobility Electronics, Inc	12,812
2,269	*	MRV Communications, Inc	9,303
219		Nacco Industries, Inc (Class A)	33,717
1,343	*	Netgear, Inc	25,530
16,621	*	Network Appliance, Inc	598,855
545		NN, Inc	7,036
1,121		Nordson Corp	55,893
5,567	*	Novellus Systems, Inc	133,608
2,264	*	Oil States International, Inc	83,428
5,424		Pall Corp	169,175
4,002	*	Palm, Inc	92,686
5,243		Parker Hannifin Corp	422,718
4,544		Pentair, Inc	185,168
1,622	*	Presstek, Inc	19,302
7,235	*	Quantum Corp	27,059
700	*	Rackable Systems, Inc	36,995
799	*	Radisys Corp	15,860
407	*	Rimage Corp	9,190
8,127		Rockwell Automation, Inc	584,413
1,074	*	SafeNet, Inc	28,440
8,678	*	SanDisk Corp	499,159
601		Sauer-Danfoss, Inc	13,793
2,619	*	Scientific Games Corp (Class A)	92,005
751	*	Semitool, Inc	8,539
9,260		Smith International, Inc	360,770
38,268	*	Solectron Corp	153,072
2,783		SPX Corp	148,668
3,810		Stanley Works	193,015
455	*	Stratasys, Inc	13,413
10,583		Symbol Technologies, Inc	111,968
367		Tennant Co	19,201
2,151	*	Terex Corp	170,445
3,308		Timken Co	106,749
1,884		Toro Co	89,961
2,013	*	TurboChef Technologies, Inc	24,559
1,184	*	Ultratech, Inc	28,984
2,412	*	Varian Semiconductor Equipment Associates, Inc	67,729
1,366	*	Veeco Instruments, Inc	31,896
987	*	VeriFone Holdings, Inc	29,896
417	*	Water Pik Technologies, Inc	11,555

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
9,372	*	Western Digital Corp	$182,098
587		Xerium Technologies, Inc	5,512
3,561	*	Zebra Technologies Corp (Class A)	159,248
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	36,837,126

INSTRUMENTS AND RELATED PRODUCTS - 4.16%
1,086	*	Abaxis, Inc	24,630
948	*	Abiomed, Inc	12,229
588	*	ADE Corp	18,005
3,416	*	Aeroflex, Inc	46,902
2,749	*	Affymetrix, Inc	90,525
19,821	*	Agilent Technologies, Inc	744,316
2,738	*	Align Technology, Inc	25,107
2,975	*	American Medical Systems Holdings, Inc	66,938
357	*	American Science & Engineering, Inc	33,344
3,170		Ametek, Inc	142,523
550		Analogic Corp	36,410
8,600		Applera Corp (Applied Biosystems Group)	233,404
389	*	ARGON ST, Inc	13,043
967		Arrow International, Inc	31,592
1,123	*	Arthrocare Corp	53,702
705	*	Aspect Medical Systems, Inc	19,345
1,829	*	Avid Technology, Inc	79,488
241		Badger Meter, Inc	13,732
4,686		Bard (C.R.), Inc	317,758
2,593		Bausch & Lomb, Inc	165,174
29,757		Baxter International, Inc	1,154,869
2,699		Beckman Coulter, Inc	147,284
11,412		Becton Dickinson & Co	702,751
11,583		Biomet, Inc	411,428
1,074	*	Bio-Rad Laboratories, Inc (Class A)	66,964
30,380	*	Boston Scientific Corp	700,259
1,108	*	Bruker BioSciences Corp	5,983
995	*	Caliper Life Sciences, Inc	6,368
782	*	Candela Corp	16,891
303	*	Catapult Communications Corp	4,030
2,273	*	Cepheid, Inc	20,821
623		CNS, Inc	13,419
1,984		Cognex Corp	58,806
1,323	*	Coherent, Inc	46,451
1,056		Cohu, Inc	22,408
1,172	*	Conmed Corp	22,444
1,973		Cooper Cos, Inc	106,601
3,144	*	Credence Systems Corp	23,077
356		Cubic Corp	8,523
919	*	Cyberonics, Inc	23,683
5,075	*	Cytyc Corp	143,014
10,694		Danaher Corp	679,604
617		Datascope Corp	24,409
3,901		Dentsply International, Inc	226,843
851	*	DHB Industries, Inc	4,068
739	*	Dionex Corp	45,434
1,011	*	DJ Orthopedics, Inc	40,197
1,654		DRS Technologies, Inc	90,755
12,525		Eastman Kodak Co	356,211

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
762		EDO Corp	$23,508
2,601	*	Edwards Lifesciences Corp	113,144
1,914	*	Encore Medical Corp	9,800
1,230	*	Esterline Technologies Corp	52,583
1,140	*	ev3, Inc	20,189
439	*	FARO Technologies, Inc	6,256
776	*	FEI Co	15,404
5,495	*	Fisher Scientific International, Inc	373,935
2,582	*	Flir Systems, Inc	73,355
1,525	*	Formfactor, Inc	59,963
1,932	*	Fossil, Inc	35,897
575	*	Foxhollow Technologies, Inc	17,566
14,768		Guidant Corp	1,152,790
1,014	*	Haemonetics Corp	51,481
428	*	Herley Industries, Inc	8,937
1,996	*	Hologic, Inc	110,479
590	*	ICU Medical, Inc	21,352
1,028	*	I-Flow Corp	13,693
1,278	*	II-VI, Inc	23,119
1,610	*	Illumina, Inc	38,238
351	*	Innovative Solutions & Support, Inc	4,563
3,366	*	Input/Output, Inc	32,684
813	*	Integra LifeSciences Holdings Corp	33,317
1,827	*	Intermagnetics General Corp	45,766
400	*	Intralase Corp	9,280
1,584	*	Intuitive Surgical, Inc	186,912
1,256		Invacare Corp	39,011
702	*	IRIS International, Inc	10,972
1,097	*	Itron, Inc	65,655
1,544	*	Ixia	22,017
134,408		Johnson & Johnson	7,959,700
618		Keithley Instruments, Inc	9,492
593	*	Kensey Nash Corp	16,960
8,884		Kla-Tencor Corp	429,630
1,248	*	Kyphon, Inc	46,426
425	*	LaBarge, Inc	6,354
870	*	Laserscope	20,576
485	*	LeCroy Corp	7,590
4,532	*	Lexar Media, Inc	38,885
1,288	*	Lifecell Corp	29,044
3,441	*	LTX Corp	18,581
1,668	*	Luminex Corp	24,786
465	*	Measurement Specialties, Inc	12,160
54,664		Medtronic, Inc	2,774,198
1,406		Mentor Corp	63,706
1,320	*	Merit Medical Systems, Inc	15,853
1,900	*	Mettler-Toledo International, Inc	114,646
2,399	*	Millipore Corp	175,271
1,255		Mine Safety Appliances Co	52,710
1,734	*	MKS Instruments, Inc	40,628
834	*	Molecular Devices Corp	27,655
856		Movado Group, Inc	19,756
1,014		MTS Systems Corp	42,416
100	*	Neurometrix, Inc	3,894
2,129	*	Newport Corp	40,153

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
676	*	NuVasive, Inc	$12,743
830		Oakley, Inc	14,127
2,133	*	OraSure Technologies, Inc	21,970
655	*	OSI Systems, Inc	13,840
739	*	Palomar Medical Technologies, Inc	24,720
5,852		PerkinElmer, Inc	137,370
834	*	Photon Dynamics, Inc	15,638
10,417		Pitney Bowes, Inc	447,202
3,206	*	Resmed, Inc	141,000
3,080	*	Respironics, Inc	119,843
3,560		Roper Industries, Inc	173,123
1,224	*	Rudolph Technologies, Inc	20,869
1,836	*	Sirf Technology Holdings, Inc	65,013
453	*	Somanetics Corp	10,002
721	*	SonoSite, Inc	29,301
16,624	*	St. Jude Medical, Inc	681,584
3,258		STERIS Corp	80,407
13,138		Stryker Corp	582,539
2,115	*	Sybron Dental Specialties, Inc	87,263
314	*	Symmetry Medical, Inc	6,660
3,498		Tektronix, Inc	124,914
8,798	*	Teradyne, Inc	136,457
7,026	*	Thermo Electron Corp	260,594
2,475	*	ThermoGenesis Corp	10,024
2,019	*	Thoratec Corp	38,906
2,301	*	Trimble Navigation Ltd	103,660
1,711	*	TriPath Imaging, Inc	11,943
6,165	*	Varian Medical Systems, Inc	346,226
1,472	*	Varian, Inc	60,617
1,348	*	Viasys Healthcare, Inc	40,578
234		Vital Signs, Inc	12,854
4,856	*	Waters Corp	209,536
1,153	*	Wright Medical Group, Inc	22,772
43,804	*	Xerox Corp	665,821
1,107		X-Rite, Inc	14,701
220		Young Innovations, Inc	8,034
11,350	*	Zimmer Holdings, Inc	767,260
467	*	Zoll Medical Corp	12,301
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	27,537,110

INSURANCE AGENTS, BROKERS AND SERVICE - 0.56%
14,363		AON Corp	596,208
1,486	*	BioScrip, Inc	10,714
4,796		Brown & Brown, Inc	159,227
4,033	*	ChoicePoint, Inc	180,477
856		Clark, Inc	10,109
272	*	Corvel Corp	5,989
957		Crawford & Co (Class B)	5,742
2,068		Erie Indemnity Co (Class A)	108,860
5,724	*	Express Scripts, Inc	503,140
4,156		Gallagher (Arthur J.) & Co	115,578
13,498		Hartford Financial Services Group, Inc	1,087,264
783	*	HealthExtras, Inc	27,640
1,449		Hilb Rogal & Hobbs Co	59,728
24,032		Marsh & McLennan Cos, Inc	705,580

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,676		National Financial Partners Corp	$94,728
1,893	*	USI Holdings Corp	30,534
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	3,701,518

INSURANCE CARRIERS - 5.03%
1,166		21st Century Insurance Group	18,423
25,966		Aetna, Inc	1,275,969
1,500		Affirmative Insurance Holdings, Inc	19,815
22,682		Aflac, Inc	1,023,639
1,625		Alfa Corp	27,853
200	*	Alleghany Corp	57,900
30,146		Allstate Corp	1,570,908
5,024		Ambac Financial Group, Inc	399,910
2,662		American Equity Investment Life Holding Co	38,173
2,385		American Financial Group, Inc	99,240
103,781		American International Group, Inc	6,858,952
346		American National Insurance Co	38,780
425	*	American Physicians Capital, Inc	20,400
2,296	*	AMERIGROUP Corp	48,308
1,699		AmerUs Group Co	102,348
1,229	*	Argonaut Group, Inc	43,691
5,035		Assurant, Inc	247,974
314		Baldwin & Lyons, Inc (Class B)	8,337
600		Bristol West Holdings, Inc	11,550
1,994	*	Centene Corp	58,165
1,876	*	Ceres Group, Inc	10,356
9,377		Chubb Corp	894,941
5,529		Cigna Corp	722,198
7,947		Cincinnati Financial Corp	334,330
1,511	*	Citizens, Inc	7,797
996	*	CNA Financial Corp	31,713
801	*	CNA Surety Corp	13,401
6,580	*	Conseco, Inc	163,316
1,215		Delphi Financial Group, Inc (Class A)	62,730
485		Direct General Corp	8,250
220		Donegal Group, Inc	5,740
78		EMC Insurance Group, Inc	2,174
615		FBL Financial Group, Inc (Class A)	21,187
7,057		Fidelity National Financial, Inc	250,735
1,234		Fidelity National Title Group, Inc	28,098
1,272	*	First Acceptance Corp	16,918
3,663		First American Corp	143,443
499	*	Fpic Insurance Group, Inc	18,862
9,772		Genworth Financial, Inc	326,678
311		Great American Financial Resources, Inc	6,136
2,328		Hanover Insurance Group, Inc	122,034
626		Harleysville Group, Inc	18,586
5,024		HCC Insurance Holdings, Inc	174,835
4,907	*	Health Net, Inc	249,374
850	*	Healthspring Inc	15,819
2,155		Horace Mann Educators Corp	40,514
7,079	*	Humana, Inc	372,709
337		Independence Holding Co	7,771
853		Infinity Property & Casualty Corp	35,604
6,332		Jefferson-Pilot Corp	354,212

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
175		Kansas City Life Insurance Co	$8,967
912	*	KMG America Corp	7,807
878		LandAmerica Financial Group, Inc	59,572
3,651		Leucadia National Corp	217,819
7,582		Lincoln National Corp	413,901
6,792		Loews Corp	687,350
469	*	Markel Corp	158,372
5,962		MBIA, Inc	358,495
1,306		Mercury General Corp	71,699
19,019		Metlife, Inc	919,949
4,063		MGIC Investment Corp	270,718
389		Midland Co	13,607
345	*	Molina Healthcare, Inc	11,547
98		National Western Life Insurance Co (Class A)	22,764
2,608		Nationwide Financial Services, Inc (Class A)	112,196
333	*	Navigators Group, Inc	16,517
427		Odyssey Re Holdings Corp	9,266
2,701		Ohio Casualty Corp	85,622
10,173		Old Republic International Corp	221,975
2,127	*	Philadelphia Consolidated Holding Co	72,616
4,411		Phoenix Cos, Inc	71,899
1,596	*	PMA Capital Corp (Class A)	16,247
4,073		PMI Group, Inc	187,032
559		Pre-Paid Legal Services, Inc	19,833
1,146		Presidential Life Corp	29,120
13,315		Principal Financial Group	649,772
1,434	*	ProAssurance Corp	74,568
9,103		Progressive Corp	949,079
3,033		Protective Life Corp	150,861
23,386		Prudential Financial, Inc	1,772,893
3,754		Radian Group, Inc	226,179
1,200		Reinsurance Group Of America, Inc	56,748
893		RLI Corp	51,169
5,956		Safeco Corp	299,051
467		Safety Insurance Group, Inc	21,323
1,232		Selective Insurance Group, Inc	65,296
2,662	*	Sierra Health Services, Inc	108,343
30,392		St. Paul Travelers Cos, Inc	1,270,082
2,442		Stancorp Financial Group, Inc	132,137
701		State Auto Financial Corp	23,631
843		Stewart Information Services Corp	39,688
4,829		Torchmark Corp	275,736
727		Tower Group, Inc	16,794
1,510		Transatlantic Holdings, Inc	88,260
380	*	Triad Guaranty, Inc	17,822
1,543		UICI	57,076
600		United Fire & Casualty Co	19,740
61,589		UnitedHealth Group, Inc	3,440,362
2,146		Unitrin, Inc	99,810
1,122	*	Universal American Financial Corp	17,279
13,318		UnumProvident Corp	272,753
4,877		W.R. Berkley Corp	283,159
799	*	WellCare Health Plans, Inc	36,307
28,434	*	WellPoint, Inc	2,201,645
1,039		Zenith National Insurance Corp	50,007
		TOTAL INSURANCE CARRIERS	33,263,256

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
1,709	*	Corrections Corp of America	$77,247
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	77,247

LEATHER AND LEATHER PRODUCTS - 0.13%
723		Brown Shoe Co, Inc	37,943
16,658	*	Coach, Inc	576,034
1,179		K-Swiss, Inc (Class A)	35,535
419		Kenneth Cole Productions, Inc (Class A)	11,606
843	*	Skechers U.S.A., Inc (Class A)	21,016
527		Steven Madden Ltd	18,709
1,835		Stride Rite Corp	26,571
2,284	*	Timberland Co (Class A)	78,181
2,583		Wolverine World Wide, Inc	57,162
		TOTAL LEATHER AND LEATHER PRODUCTS	862,757

LEGAL SERVICES - 0.01%
442	*	CRA International, Inc	21,773
1,975	*	FTI Consulting, Inc	56,347
		TOTAL LEGAL SERVICES	78,120

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
4,370		Laidlaw International, Inc	118,864
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	118,864

LUMBER AND WOOD PRODUCTS - 0.10%
526		American Woodmark Corp	18,673
900	*	Builders FirstSource, Inc	20,439
3,409	*	Champion Enterprises, Inc	50,999
506		Deltic Timber Corp	30,664
4,969		Louisiana-Pacific Corp	135,157
635	*	Palm Harbor Homes, Inc	13,608
8,619		Plum Creek Timber Co, Inc	318,300
424		Skyline Corp	17,545
539	*	Trex Co, Inc	17,086
781		Universal Forest Products, Inc	49,586
		TOTAL LUMBER AND WOOD PRODUCTS	672,057

METAL MINING - 0.39%
156		Alico, Inc	7,089
930		Cleveland-Cliffs, Inc	81,022
10,389	*	Coeur d'Alene Mines Corp	68,152
1,746		Delta & Pine Land Co	52,659
8,237		Freeport-McMoRan Copper & Gold, Inc (Class A)	492,325
4,247	*	Hecla Mining Co	28,073
18,729		Newmont Mining Corp	971,848
9,114		Phelps Dodge Corp	733,950
1,127		Southern Copper Corp	95,209
2,242	*	Stillwater Mining Co	36,903
		TOTAL METAL MINING	2,567,230

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.22%
1,235		Blyth, Inc	25,960

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,782		Brady Corp (Class A)	$66,754
3,417		Callaway Golf Co	58,772
798		Daktronics, Inc	29,127
489		Escalade, Inc	5,423
6,642		Fortune Brands, Inc	535,544
7,038		Hasbro, Inc	148,502
600	*	iRobot Corp	16,680
1,047	*	Jakks Pacific, Inc	27,997
1,906	*	K2, Inc	23,920
17,948		Mattel, Inc	325,397
983	*	Mikohn Gaming Corp	9,407
1,470		Nautilus, Inc	21,976
683	*	RC2 Corp	27,190
445		Russ Berrie & Co, Inc	6,764
1,545	*	Shuffle Master, Inc	55,218
418	*	Steinway Musical Instruments, Inc	13,468
988	*	WMS Industries, Inc	29,739
1,979		Yankee Candle Co, Inc	54,165
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,482,003

MISCELLANEOUS RETAIL - 1.18%
270	*	1-800 Contacts, Inc	3,631
953	*	1-800-FLOWERS.COM, Inc (Class A)	6,766
469	*	AC Moore Arts & Crafts, Inc	8,629
3,376		Alberto-Culver Co	149,320
433	*	Alloy Inc	5,806
13,816	*	Amazon.com, Inc	504,422
2,273		Barnes & Noble, Inc	105,126
964		Big 5 Sporting Goods Corp	18,875
229		Blair Corp	9,483
577	*	Blue Nile, Inc	20,304
3,177		Borders Group, Inc	80,187
600	*	Build-A-Bear Workshop, Inc	18,390
1,244	*	Cabela's, Inc	25,527
1,514		Cash America International, Inc	45,450
3,060		CDW Corp	180,081
2,322	*	Coldwater Creek, Inc	64,552
724	*	CKX, Inc	9,463
36,721		CVS Corp	1,096,856
965	*	dELiA*s, Inc	9,013
508	*	Design Within Reach, Inc	2,889
1,546	*	Dick's Sporting Goods, Inc	61,330
2,754	*	Drugstore.com, Inc	8,510
1,460	*	First Cash Financial Services, Inc	29,185
1,104	*	GSI Commerce, Inc	18,768
1,491	*	Hibbett Sporting Goods, Inc	49,188
2,229	*	Insight Enterprises, Inc	49,060
1,350		Longs Drug Stores Corp	62,478
705	*	Matria Healthcare, Inc	26,762
5,970		Michaels Stores, Inc	224,353
1,302	*	Nutri/System, Inc	61,871
13,551	*	Office Depot, Inc	504,639
3,147		OfficeMax, Inc	94,945
477	*	Overstock.com, Inc	14,224
2,479	*	Petco Animal Supplies, Inc	58,430

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
6,273		Petsmart, Inc	$176,522
1,257		PolyMedica Corp	53,246
22,109	*	Rite Aid Corp	88,436
4,556	*	Sears Holdings Corp	602,485
729	*	Sharper Image Corp	9,338
1,118	*	Sports Authority, Inc	41,254
826	*	Stamps.com, Inc	29,125
33,122		Staples, Inc	845,273
6,304		Tiffany & Co	236,652
805	*	Valuevision International, Inc (Class A)	10,288
46,175		Walgreen Co	1,991,528
2,209	*	Zale Corp	61,918
		TOTAL MISCELLANEOUS RETAIL	7,774,578

MOTION PICTURES - 1.22%
8,144		Blockbuster, Inc (Class A)	32,332
477		Carmike Cinemas, Inc	11,510
3,914	*	Denny's Corp	18,631
1,702	*	DreamWorks Animation SKG, Inc (Class A)	45,018
1,068		Marcus Corp	21,306
1,672	*	NetFlix, Inc	48,471
105,414		News Corp (Class A)	1,750,926
2,446	*	Pixar	156,886
1,979		Regal Entertainment Group (Class A)	37,225
2,790	*	Time Warner Telecom, Inc (Class A)	50,081
207,392		Time Warner, Inc	3,482,112
86,922		Walt Disney Co	2,424,282
614		World Wrestling Entertainment, Inc	10,377
		TOTAL MOTION PICTURES	8,089,157

NONDEPOSITORY INSTITUTIONS - 1.65%
817	*	Accredited Home Lenders Holding Co	41,814
2,700		Advance America Cash Advance Centers, Inc	38,826
921		Advanta Corp (Class B)	33,957
6,427		Allied Capital Corp	196,666
49,412		American Express Co	2,596,601
6,053	*	AmeriCredit Corp	186,009
577		Asta Funding, Inc	19,191
822		Beverly Hills Bancorp, Inc	8,713
13,460		Capital One Financial Corp	1,083,799
4,251		CapitalSource, Inc	105,765
1,768		CharterMac	35,890
1,061	*	CompuCredit Corp	39,055
26,467		Countrywide Financial Corp	971,339
3,970		Doral Financial Corp	45,854
755	*	Encore Capital Group, Inc	11,136
43,719		Fannie Mae	2,247,157
396		Federal Agricultural Mortgage Corp (Class C)	11,650
1,117		Financial Federal Corp	32,728
1,586		First Marblehead Corp	68,595
31,126		Freddie Mac	1,898,686
1,400	*	Global Cash Access, Inc	24,528
2,724		IndyMac Bancorp, Inc	111,493
300	*	Marlin Business Services, Inc	6,630
740	*	Nelnet, Inc	30,821

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
19,107		SLM Corp	$992,418
179		Student Loan Corp	41,707
507	*	TNS, Inc	10,738
200	*	United PanAm Financial Corp	6,180
727	*	World Acceptance Corp	19,920
		TOTAL NONDEPOSITORY INSTITUTIONS	10,917,866

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
1,140		AMCOL International Corp	32,832
729		CARBO Ceramics, Inc	41,487
839		Compass Minerals International, Inc	20,967
4,474		Vulcan Materials Co	387,672
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	482,958

OIL AND GAS EXTRACTION - 2.48%
10,589		Anadarko Petroleum Corp	1,069,695
14,914		Apache Corp	977,016
951	*	Atlas America, Inc	45,467
786	*	ATP Oil & Gas Corp	34,513
575	*	Atwood Oceanics, Inc	58,081
15,132		Baker Hughes, Inc	1,035,029
747		Berry Petroleum Co (Class A)	51,132
527	*	Bill Barrett Corp	17,175
14,830		BJ Services Co	513,118
532	*	Bois d'Arc Energy, Inc	8,858
1,128	*	Brigham Exploration Co	9,881
500	*	Bronco Drilling Co, Inc	13,150
17,312		Burlington Resources, Inc	1,591,146
2,132		Cabot Oil & Gas Corp (Class A)	102,187
480	*	Callon Petroleum Co	10,090
818	*	Carrizo Oil & Gas, Inc	21,260
2,016	*	Cheniere Energy, Inc	81,789
16,342		Chesapeake Energy Corp	513,302
4,013		Cimarex Energy Co	173,602
250	*	Clayton Williams Energy, Inc	10,230
1,717	*	Comstock Resources, Inc	50,978
5,228	*	Cooper Cameron Corp	230,450
147		Crosstex Energy, Inc	11,385
2,087	*	Delta Petroleum Corp	43,869
5,204	*	Denbury Resources, Inc	164,811
20,060		Devon Energy Corp	1,227,070
2,551		Diamond Offshore Drilling, Inc	228,315
12,372	*	Dynegy, Inc (Class A)	59,386
806	*	Edge Petroleum Corp	20,134
2,115	*	Encore Acquisition Co	65,565
2,044	*	Endeavour International Corp	5,948
1,434	*	Energy Partners Ltd	33,814
6,615		ENSCO International, Inc	340,342
5,244		Equitable Resources, Inc	191,458
1,740	*	EXCO Resources Inc	21,802
2,349	*	Forest Oil Corp	87,336
1,663	*	FX Energy, Inc	8,697
4,375	*	Gasco Energy, Inc	24,500
3,888	*	Global Industries Ltd	56,337
456	*	Goodrich Petroleum Corp	12,312

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
8,891	*	Grey Wolf, Inc	$66,149
20,160		Halliburton Co	1,472,083
4,434	*	Hanover Compressor Co	82,561
1,428	*	Harvest Natural Resources, Inc	13,880
3,256	*	Helix Energy Solutions Group Inc	123,402
2,227		Helmerich & Payne, Inc	155,489
700	*	Hercules Offshore, Inc	23,807
1,580	*	Houston Exploration Co	83,266
2,325	*	KCS Energy, Inc	60,450
5,317		Kerr-McGee Corp	507,667
855	*	McMoRan Exploration Co	15,253
3,333	*	Meridian Resource Corp	13,499
7,614	*	National Oilwell Varco, Inc	488,210
5,507	*	Newfield Exploration Co	230,743
7,600		Noble Energy, Inc	333,792
1,252	*	Oceaneering International, Inc	71,740
1,898	*	Parallel Petroleum Corp	35,018
5,651	*	Parker Drilling Co	52,385
7,522		Patterson-UTI Energy, Inc	240,403
808		Penn Virginia Corp	57,368
272	v*	PetroCorp (Escrow)	(0)
3,783	*	PetroHawk Energy Corp	51,827
811	*	Petroleum Development Corp	36,787
2,495	*	Petroquest Energy, Inc	25,175
1,382	*	Pioneer Drilling Co	22,706
5,687		Pioneer Natural Resources Co	251,650
3,372	*	Plains Exploration & Production Co	130,294
2,666		Pogo Producing Co	133,967
7,332	*	Pride International, Inc	228,612
2,304	*	Quicksilver Resources, Inc	89,073
5,338		Range Resources Corp	145,781
1,019	*	Remington Oil & Gas Corp	44,041
1,930	*	Rosetta Resources Inc	34,663
4,812		Rowan Cos, Inc	211,536
1,314		RPC, Inc	30,025
774	*	SEACOR Holdings, Inc	61,301
2,480		St. Mary Land & Exploration Co	101,258
1,339	*	Stone Energy Corp	59,133
3,267	*	Superior Energy Services	87,523
1,301	*	Swift Energy Co	48,735
1,632	*	Tetra Technologies, Inc	76,769
1,979		Todco	77,992
611	*	Toreador Resources Corp	19,008
974	*	Tri-Valley Corp	7,763
800	*	Union Drilling, Inc	11,696
1,921	*	Unit Corp	107,096
1,604	*	Veritas DGC, Inc	72,806
527		W&T Offshore, Inc	21,243
1,586	*	Warren Resources, Inc	23,631
1,413	*	W-H Energy Services, Inc	62,864
1,769	*	Whiting Petroleum Corp	72,511
16,244		XTO Energy, Inc	707,751
		TOTAL OIL AND GAS EXTRACTION	16,403,612

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
PAPER AND ALLIED PRODUCTS - 0.50%
4,780		Bemis Co	$150,952
2,445		Bowater, Inc	72,323
1,729	*	Buckeye Technologies, Inc	15,647
1,554	*	Caraustar Industries, Inc	15,991
613		Chesapeake Corp	8,508
387		CSS Industries, Inc	12,670
1,467		Glatfelter	26,890
3,852	*	Graphic Packaging Corp	7,974
648		Greif, Inc (Class A)	44,336
21,987		International Paper Co	760,125
21,669		Kimberly-Clark Corp	1,252,468
2,079		Longview Fibre Co	53,721
8,072		MeadWestvaco Corp	220,446
910	*	Mercer International, Inc	8,472
785		Neenah Paper, Inc	25,709
2,360		Packaging Corp of America	52,958
1,864	*	Playtex Products, Inc	19,516
1,512		Rock-Tenn Co (Class A)	22,665
734		Schweitzer-Mauduit International, Inc	17,616
11,326	*	Smurfit-Stone Container Corp	153,694
4,407		Sonoco Products Co	149,265
4,758		Temple-Inland, Inc	211,969
2,341		Wausau Paper Corp	33,172
		TOTAL PAPER AND ALLIED PRODUCTS	3,337,087

PERSONAL SERVICES - 0.12%
1,756	*	Alderwoods Group, Inc	31,432
395		Angelica Corp	8,105
1,035		G & K Services, Inc (Class A)	44,029
15,420		H&R Block, Inc	333,843
1,900		Jackson Hewitt Tax Service, Inc	60,002
2,125		Regis Corp	73,270
13,107		Service Corp International	102,235
4,759		Stewart Enterprises, Inc (Class A)	27,174
457	*	TRM Corp	3,076
1,683		Weight Watchers International, Inc	86,506
		TOTAL PERSONAL SERVICES	769,672

PETROLEUM AND COAL PRODUCTS - 5.29%
900		Alon USA Energy, Inc	22,158
3,608		Amerada Hess Corp	513,779
2,837		Ashland, Inc	201,654
102,424		Chevron Corp	5,937,519
62,878		ConocoPhillips	3,970,746
900		ElkCorp	30,375
10,735		EOG Resources, Inc	772,920
287,893		Exxon Mobil Corp	17,521,168
2,438		Frontier Oil Corp	144,695
600	*	Giant Industries, Inc	41,724
1,796	*	Headwaters, Inc	71,463
990		Holly Corp	73,379
16,441		Marathon Oil Corp	1,252,311
7,302		Murphy Oil Corp	363,786
18,962		Occidental Petroleum Corp	1,756,829
6,332		Sunoco, Inc	491,173

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,962		Tesoro Corp	$202,423
26,788		Valero Energy Corp	1,601,387
710		Western Refining Inc	15,350
		TOTAL PETROLEUM AND COAL PRODUCTS	34,984,839

PIPELINES, EXCEPT NATURAL GAS - 0.00% **
1,566	*	Transmontaigne, Inc	15,362
		TOTAL PIPELINES, EXCEPT NATURAL GAS	15,362

PRIMARY METAL INDUSTRIES - 0.99%
5,397	*	AK Steel Holding Corp	80,955
39,434		Alcoa, Inc	1,205,103
1,648	*	Aleris International, Inc	79,219
4,380		Allegheny Technologies, Inc	267,968
7,293	*	Andrew Corp	89,558
2,328		Belden CDT, Inc	63,391
943	*	Brush Engineered Materials, Inc	18,624
1,075		Carpenter Technology Corp	101,609
962	*	Century Aluminum Co	40,837
1,090	*	Chaparral Steel Co	70,763
2,658	*	CommScope, Inc	75,886
68,926	*	Corning, Inc	1,854,799
450		Dynamic Materials Corp	16,038
934	*	Encore Wire Corp	31,644
2,048	*	General Cable Corp	62,116
1,185		Gibraltar Industries, Inc	34,910
3,098		Hubbell, Inc (Class B)	158,803
1,497	*	Lone Star Technologies, Inc	82,949
1,400		Matthews International Corp (Class A)	53,564
1,879	*	Maverick Tube Corp	99,568
1,818		Mueller Industries, Inc	64,884
940	*	NS Group, Inc	43,268
7,178		Nucor Corp	752,183
1,409	*	OM Group, Inc	32,407
1,552	*	Oregon Steel Mills, Inc	79,416
5,792		Precision Castparts Corp	344,045
1,120		Quanex Corp	74,626
475		Roanoke Electric Steel Corp	15,343
1,702		Steel Dynamics, Inc	96,554
466		Steel Technologies, Inc	11,324
710	*	Superior Essex, Inc	18,062
1,090		Texas Industries, Inc	65,934
558		Titan International, Inc	9,631
1,420	*	Titanium Metals Corp	68,941
4,976		United States Steel Corp	301,944
1,300	*	Wheeling-Pittsburgh Corp	23,868
3,273		Worthington Industries, Inc	65,656
		TOTAL PRIMARY METAL INDUSTRIES	6,556,390

PRINTING AND PUBLISHING - 0.80%
1,656	*	ACCO Brands Corp	36,763
2,804		American Greetings Corp (Class A)	60,622
984		Banta Corp	51,148
4,174		Belo (A.H.) Corp Series A	82,979
1,840		Bowne & Co, Inc	30,673

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
32,446		CBS Corp	$778,055
2,160	*	Cenveo, Inc	35,813
377	*	Consolidated Graphics, Inc	19,649
451		Courier Corp	19,997
2,303		Dow Jones & Co, Inc	90,508
3,268	*	Dun & Bradstreet Corp	250,590
804		Ennis, Inc	15,678
4,051		EW Scripps Co	181,120
11,236		Gannett Co, Inc	673,261
2,396		Hollinger International, Inc	20,078
1,357		John H Harland Co	53,330
2,078		John Wiley & Sons, Inc (Class A)	78,652
1,156		Journal Communications, Inc	14,334
1,492		Journal Register Co	18,173
3,146		Knight Ridder, Inc	198,859
2,080		Lee Enterprises, Inc	69,243
987	*	Martha Stewart Living Omnimedia, Inc (Class A)	16,641
839		McClatchy Co (Class A)	40,985
16,853		McGraw-Hill Cos, Inc	971,070
933		Media General, Inc (Class A)	43,496
2,136		Meredith Corp	119,167
6,308		New York Times Co (Class A)	159,655
1,351	*	Paxar Corp	26,439
1,115	*	Playboy Enterprises, Inc (Class B)	15,833
6,811	*	Primedia, Inc	14,098
2,729	*	R.H. Donnelley Corp	158,910
9,309		R.R. Donnelley & Sons Co	304,590
4,592		Reader's Digest Association, Inc (Class A)	67,732
311		Schawk, Inc	8,089
1,535	*	Scholastic Corp	41,076
870		Standard Register Co	13,485
624		Thomas Nelson, Inc	18,252
1,718		Topps Co, Inc	15,067
11,083		Tribune Co	304,007
188	*	Triple Crown Media Inc	1,109
237		Washington Post Co (Class B)	184,090
		TOTAL PRINTING AND PUBLISHING	5,303,316

RAILROAD TRANSPORTATION - 0.66%
17,124		Burlington Northern Santa Fe Corp	1,426,943
9,583		CSX Corp	573,063
1,363		Florida East Coast Industries	73,466
2,037	*	Genesee & Wyoming, Inc (Class A)	62,495
3,508	*	Kansas City Southern Industries, Inc	86,648
18,059		Norfolk Southern Corp	976,450
1,827	*	RailAmerica, Inc	19,476
11,947		Union Pacific Corp	1,115,252
		TOTAL RAILROAD TRANSPORTATION	4,333,793

REAL ESTATE - 0.12%
812	*	Bluegreen Corp	10,735
2,184	*	CB Richard Ellis Group, Inc	176,249
285		Consolidated-Tomoka Land Co	17,707
2,882		Forest City Enterprises, Inc (Class A)	135,886
1,557		Jones Lang LaSalle, Inc	119,173

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
793		Levitt Corp (Class A)	$17,478
850		Resource America, Inc (Class A)	16,932
3,314		St. Joe Co	208,252
547	*	Sunterra Corp	7,811
417		Tarragon Corp	8,298
389	*	Tejon Ranch Co	19,010
1,512	*	Trammell Crow Co	53,918
		TOTAL REAL ESTATE	791,449

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.13%
1,543		Aptargroup, Inc	85,251
2,612		Cooper Tire & Rubber Co	37,456
437	*	Deckers Outdoor Corp	17,716
5,448	*	Entegris, Inc	57,967
6,956	*	Goodyear Tire & Rubber Co	100,723
3,528	*	Jacuzzi Brands, Inc	34,680
3,097	*	Jarden Corp	101,736
1,315		Myers Industries, Inc	21,027
862		Raven Industries, Inc	33,713
3,652		Sealed Air Corp	211,341
1,260		Spartech Corp	30,240
1,424		Tredegar Corp	22,656
2,545		Tupperware Corp	52,401
1,544		West Pharmaceutical Services, Inc	53,608
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	860,515

SECURITY AND COMMODITY BROKERS - 2.84%
3,363		A.G. Edwards. Inc	167,679
1,439	*	Affiliated Managers Group, Inc	153,412
9,642		Ameriprise Financial, Inc	434,469
409	*	Bankrate, Inc	17,816
5,399		Bear Stearns Cos, Inc	748,841
5,485	*	BISYS Group, Inc	73,938
400		BKF Capital Group, Inc	5,200
930		BlackRock, Inc	130,200
1,200		Calamos Asset Management, Inc (Class A)	44,880
100	*	Cbot Holdings, Inc	11,940
46,903		Charles Schwab Corp	807,218
1,593		Chicago Mercantile Exchange Holdings, Inc	712,867
282		Cohen & Steers, Inc	6,909
18,838	*	E*Trade Financial Corp	508,249
5,799		Eaton Vance Corp	158,776
3,778		Federated Investors, Inc (Class B)	147,531
7,334		Franklin Resources, Inc	691,156
330		GAMCO Investors, Inc	13,183
190	*	GFI Group, Inc	9,863
17,643		Goldman Sachs Group, Inc	2,769,245
513		Greenhill & Co, Inc	33,914
1,587		Interactive Data Corp	37,294
900	*	IntercontinentalExchange, Inc	62,145
411		International Securities Exchange, Inc	17,118
1,720	*	Investment Technology Group, Inc	85,656
9,902		Janus Capital Group, Inc	229,429
2,232		Jefferies Group, Inc	130,572
5,418	*	Knight Capital Group, Inc	75,473

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,952	*	LaBranche & Co, Inc	$46,671
5,567		Legg Mason, Inc	697,712
12,565		Lehman Brothers Holdings, Inc	1,816,019
934	*	MarketAxess Holdings, Inc	11,236
42,614		Merrill Lynch & Co, Inc	3,356,279
49,489		Morgan Stanley	3,108,899
2,418	*	Nasdaq Stock Market, Inc	96,817
2,252		Nuveen Investments, Inc	108,434
761		optionsXpress Holdings, Inc	22,130
1,034	*	Piper Jaffray Cos	56,870
4,134		Raymond James Financial, Inc	122,201
506		Sanders Morris Harris Group, Inc	8,116
2,702		SEI Investments Co	109,512
278	*	Stifel Financial Corp	12,140
607		SWS Group, Inc	15,873
6,030		T Rowe Price Group, Inc	471,606
16,273		TD Ameritrade Holding Corp	339,617
880	*	TradeStation Group, Inc	12,161
39		Value Line, Inc	1,443
3,306		Waddell & Reed Financial, Inc (Class A)	76,369
		TOTAL SECURITY AND COMMODITY BROKERS	18,775,078

SOCIAL SERVICES - 0.02%
1,200	*	American Retirement Corp	30,744
1,178	*	Bright Horizons Family Solutions, Inc	45,624
400	*	Providence Service Corp	13,008
784	*	Res-Care, Inc	14,410
1,442	*	Sunrise Senior Living, Inc	56,195
		TOTAL SOCIAL SERVICES	159,981

SPECIAL TRADE CONTRACTORS - 0.04%
1,098		Chemed Corp	65,155
2,192		Comfort Systems USA, Inc	29,592
1,696	*	EMCOR Group, Inc	84,223
592		Noble International Ltd	10,023
1,000	*	Pike Electric Corp	21,010
5,000	*	Quanta Services, Inc	80,100
		TOTAL SPECIAL TRADE CONTRACTORS	290,103

STONE, CLAY, AND GLASS PRODUCTS - 0.12%
333		Ameron International Corp	24,385
1,499		Apogee Enterprises, Inc	25,303
1,338	*	Ceradyne, Inc	66,766
676		Charles & Colvard Ltd	7,321
2,406		Eagle Materials, Inc	153,407
2,110		Florida Rock Industries, Inc	118,624
1,493		Lafarge North America, Inc	125,412
799		Libbey, Inc	5,657
6,605	*	Owens-Illinois, Inc	114,729
1,735	b*	USG Corp	164,756
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	806,360

TEXTILE MILL PRODUCTS - 0.00% **
475	*	Dixie Group, Inc	7,106
		TOTAL TEXTILE MILL PRODUCTS	7,106

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
TOBACCO PRODUCTS - 0.14%
3,187		Loews Corp (Carolina Group)	$150,649
3,727		Reynolds American, Inc	393,199
1,882	*	Star Scientific, Inc	5,891
7,812		UST, Inc	324,979
1,495		Universal Corp (Virginia)	54,971
1,116		Vector Group Ltd	21,271
		TOTAL TOBACCO PRODUCTS	950,960

TRANSPORTATION BY AIR - 0.44%
2,506	*	ABX Air, Inc	17,066
4,057	*	Airtran Holdings, Inc	73,472
1,368	*	Alaska Air Group, Inc	48,495
8,265	*	AMR Corp	223,568
1,001	*	Bristow Group Inc	30,931
4,283	*	Continental Airlines, Inc (Class B)	115,213
1,322	*	ExpressJet Holdings, Inc	9,836
13,693		FedEx Corp	1,546,599
1,654	*	Frontier Airlines, Inc	12,736
7,224	*	JetBlue Airways Corp	77,441
1,773	*	Mesa Air Group, Inc	20,283
1,107	*	Pinnacle Airlines Corp	7,373
1,173	*	Republic Airways Holdings, Inc	17,372
2,691		Skywest, Inc	78,766
35,409		Southwest Airlines Co	637,008
906	*	World Air Holdings, Inc	8,897
		TOTAL TRANSPORTATION BY AIR	2,925,056

TRANSPORTATION EQUIPMENT - 2.53%
100	*	Accuride Corp	1,150
691	*	Aftermarket Technology Corp	15,623
1,921		American Axle & Manufacturing Holdings, Inc	32,907
773		Arctic Cat, Inc	18,598
1,679	*	Armor Holdings, Inc	97,869
3,219		ArvinMeritor, Inc	47,995
3,985		Autoliv, Inc	225,471
37,365		Boeing Co	2,911,854
2,463		BorgWarner, Inc	147,878
4,239		Brunswick Corp	164,728
646		Coachmen Industries, Inc	7,351
1,087		Curtiss-Wright Corp	71,959
350	*	Dril-Quip, Inc	24,798
2,352		Federal Signal Corp	43,512
3,737	*	Fleetwood Enterprises, Inc	41,742
79,349		Ford Motor Co	631,626
352		Freightcar America, Inc	22,387
2,362	*	GenCorp, Inc	48,539
18,016		General Dynamics Corp	1,152,664
21,243		General Motors Corp	451,839
6,816		Gentex Corp	119,007
5,349		Goodrich Corp	233,270
272		Greenbrier Cos, Inc	10,894
12,818		Harley-Davidson, Inc	664,998
1,816		Harsco Corp	150,038

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
2,047	*	Hayes Lemmerz International, Inc	$5,588
1,455	*	HealthTronics, Inc	12,033
865		Heico Corp	27,412
8,344		ITT Industries, Inc	469,100
1,200	*	K&F Industries Holdings, Inc	19,920
16,862		Lockheed Martin Corp	1,266,842
396		Marine Products Corp	4,352
2,032		Martin Marietta Materials, Inc	217,485
1,485		Modine Manufacturing Co	43,808
1,276		Monaco Coach Corp	17,098
2,824	*	Navistar International Corp	77,886
16,158		Northrop Grumman Corp	1,103,430
3,030	*	Orbital Sciences Corp	47,935
3,224		Oshkosh Truck Corp	200,662
7,622		Paccar, Inc	537,199
6,497	*	Pactiv Corp	159,436
1,854		Polaris Industries, Inc	101,154
1,763	*	Quantum Fuel Systems Technologies Worldwide, Inc	6,312
20,419		Raytheon Co	936,007
8,048		Rockwell Collins, Inc	453,505
357	*	Sequa Corp (Class A)	34,915
136	*	Strattec Security Corp	5,071
1,095		Superior Industries International, Inc	21,199
2,646	*	Tenneco, Inc	57,392
5,158		Textron, Inc	481,706
1,517		Thor Industries, Inc	80,947
1,781		Trinity Industries, Inc	96,869
678	*	Triumph Group, Inc	30,008
1,722	*	TRW Automotive Holdings Corp	40,122
46,242		United Technologies Corp	2,680,649
6,993	*	Visteon Corp	32,172
1,333		Wabash National Corp	26,327
1,943		Westinghouse Air Brake Technologies Corp	63,342
2,015		Winnebago Industries, Inc	61,135
		TOTAL TRANSPORTATION EQUIPMENT	16,757,715

TRANSPORTATION SERVICES - 0.25%
700		Ambassadors Group, Inc	17,780
2,481		Brink's Co	125,936
7,536		CH Robinson Worldwide, Inc	369,942
1,380	*	EGL, Inc	62,100
8,463	*	Expedia, Inc	171,545
4,815		Expeditors International Washington, Inc	415,968
1,257		Forward Air Corp	46,874
1,923		GATX Corp	79,401
858	*	HUB Group, Inc	39,108
7,863	*	IAC/InterActiveCorp	231,723
2,920		Lear Corp	51,772
1,541		Pacer International, Inc	50,360
		TOTAL TRANSPORTATION SERVICES	1,662,509

TRUCKING AND WAREHOUSING - 0.46%
1,076		Arkansas Best Corp	42,093
2,397		CNF, Inc	119,706
389	*	Covenant Transport, Inc (Class A)	5,679

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
508	*	Dynamex, Inc	$9,815
654	*	Frozen Food Express Industries	6,834
2,135		Heartland Express, Inc	46,522
5,436		J.B. Hunt Transport Services, Inc	117,091
2,817		Knight Transportation, Inc	55,636
2,619		Landstar System, Inc	115,550
553	*	Marten Transport Ltd	10,004
1,218	*	Old Dominion Freight Line	32,825
201	*	P.A.M. Transportation Services, Inc	4,955
825	*	SCS Transportation, Inc	24,016
720	*	SIRVA, Inc	6,142
1,889	*	Swift Transportation Co, Inc	41,048
277	*	U.S. Xpress Enterprises, Inc (Class A)	5,393
27,672		United Parcel Service, Inc (Class B)	2,196,603
700	*	USA Truck, Inc	17,234
2,315		Werner Enterprises, Inc	42,527
3,020	*	YRC Worldwide Inc	114,941
		TOTAL TRUCKING AND WAREHOUSING	3,014,614

WATER TRANSPORTATION - 0.08%
2,302		Alexander & Baldwin, Inc	109,759
774	*	Gulfmark Offshore, Inc	21,517
1,600		Horizon Lines, Inc	20,736
1,100	*	Hornbeck Offshore Services, Inc	39,677
1,249	*	Kirby Corp	85,069
378		Maritrans, Inc	9,235
1,554	*	Odyssey Marine Exploration, Inc	5,703
1,483		Overseas Shipholding Group, Inc	71,080
2,645		Tidewater, Inc	146,083
		TOTAL WATER TRANSPORTATION	508,859

WHOLESALE TRADE-DURABLE GOODS - 0.60%
1,512	*	AAR Corp	43,062
3,796		Adesa, Inc	101,505
2,835	*	Advanced Medical Optics, Inc	132,224
1,370		Agilysys, Inc	20,632
1,354		Applied Industrial Technologies, Inc	60,388
5,273	*	Arrow Electronics, Inc	170,160
1,078	*	Audiovox Corp (Class A)	12,871
1,467	*	Aviall, Inc	55,863
6,454	*	Avnet, Inc	163,803
800	*	Beacon Roofing Supply, Inc	32,512
1,199	*	Bell Microproducts, Inc	7,386
2,301	*	Brightpoint, Inc	71,469
481	*	Cantel Medical Corp	7,884
455		Castle (A.M.) & Co	13,423
2,812		Commercial Metals Co	150,414
3,118	*	Copart, Inc	85,589
1,780	*	Digital River, Inc	77,626
747	*	Earle M Jorgensen Co	11,317
8,109		Genuine Parts Co	355,417
1,165	*	Global Imaging Systems, Inc	44,247
560	*	H&E Equipment Services Inc	16,307
1,184		Handleman Co	11,366
4,288	*	Henry Schein, Inc	205,224

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
592	*	Huttig Building Products, Inc	$5,512
5,385		IKON Office Solutions, Inc	76,736
5,817	*	Ingram Micro, Inc (Class A)	116,340
522	*	Interline Brands, Inc	13,170
1,060		Kaman Corp (Class A)	26,670
745	*	Keystone Automotive Industries, Inc	31,446
197		Lawson Products, Inc	8,065
1,614	*	LKQ Corp	33,587
995		Metal Management, Inc	31,492
1,991		MSC Industrial Direct Co (Class A)	107,554
1,001	*	Navarre Corp	4,294
3,549	*	Newpark Resources, Inc	29,102
5,387		Omnicare, Inc	296,231
1,868		Owens & Minor, Inc	61,214
6,580	*	Patterson Cos, Inc	231,616
2,227		PEP Boys-Manny Moe & Jack	33,650
3,196	*	PSS World Medical, Inc	61,651
1,189		Reliance Steel & Aluminum Co	111,671
1,747		Ryerson Tull, Inc	46,750
680	*	Scansource, Inc	41,079
1,019		Schnitzer Steel Industries, Inc (Class A)	43,664
2,418		SCP Pool Corp	113,428
1,226		Stewart & Stevenson Services, Inc	44,724
408	*	SYNNEX Corp	7,572
2,577	*	Tech Data Corp	95,117
764		Tecumseh Products Co (Class A)	18,749
3,693		W.W. Grainger, Inc	278,268
937		Watsco, Inc	66,574
1,368	*	WESCO International, Inc	93,038
		TOTAL WHOLESALE TRADE-DURABLE GOODS	3,979,653

WHOLESALE TRADE-NONDURABLE GOODS - 0.83%
2,928		Airgas, Inc	114,456
3,619		Alliance One International, Inc	17,588
2,224	*	Allscripts Healthcare Solutions, Inc	40,721
3,433	*	Andrx Corp	81,499
2,748		Brown-Forman Corp (Class B)	211,514
19,376		Cardinal Health, Inc	1,443,973
664	*	Central European Distribution Corp	25,531
323		EnergySouth, Inc	10,275
1,169	*	First Horizon Pharmaceutical Corp	29,470
13,487		McKesson Corp	703,077
555		Nash Finch Co	16,595
8,484		Nike, Inc (Class B)	721,988
2,569		Nu Skin Enterprises, Inc (Class A)	45,035
392	*	Nuco2, Inc	12,442
1,491	*	Performance Food Group Co	46,504
1,088	*	Prestige Brands Holdings, Inc	13,241
20,553		Safeway, Inc	516,291
998	*	School Specialty, Inc	34,431
1,123	*	Source Interlink Cos, Inc	12,802
896		Spartan Stores, Inc	11,424
6,097		Supervalu, Inc	187,910
28,903		Sysco Corp	926,341
287		The Andersons, Inc	22,452

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE
1,400		UAP Holding Corp	$30,100
1,750	*	United Natural Foods, Inc	61,198
1,625	*	United Stationers, Inc	86,288
1,104	*	Ventiv Health, Inc	36,675
184		Weyco Group, Inc	4,140
1,196		World Fuel Services Corp	48,366
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	5,512,327

		TOTAL COMMON STOCKS
		(Cost $470,403,495)	659,305,734

PRINCIPAL

SHORT-TERM INVESTMENT - 0.16%
U.S. GOVERNMENT SECURITIES AND DISCOUNT NOTES - 0.16%
$ 1,080,000		Federal National Mortgage Association (FNMA) 4.650%, 04/03/06	1,080,000
		TOTAL U.S. GOVERNMENT SECURITIES AND DISCOUNT NOTES	1,080,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,079,721)	1,080,000

		TOTAL PORTFOLIO - 99.82%
		(Cost $471,483,216)	660,385,734
		OTHER ASSETS & LIABILITIES, NET - 0.18%	1,204,805

		NET ASSETS - 100.00%	$661,590,539

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
S & P 500 INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006
SHARES			VALUE

COMMON STOCKS - 99.30%

AMUSEMENT AND RECREATION SERVICES - 0.12%
12,200		Harrah's Entertainment, Inc	$951,112
		TOTAL AMUSEMENT AND RECREATION SERVICES	951,112

APPAREL AND ACCESSORY STORES - 0.39%
38,400		Gap, Inc	717,312
23,000	*	Kohl's Corp	1,219,230
23,074		Limited Brands, Inc	564,390
14,600		Nordstrom, Inc	572,028
		TOTAL APPAREL AND ACCESSORY STORES	3,072,960

APPAREL AND OTHER TEXTILE PRODUCTS - 0.16%
9,300		Cintas Corp	396,366
7,800		Jones Apparel Group, Inc	275,886
7,000		Liz Claiborne, Inc	286,860
6,000		VF Corp	341,400
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,300,512

AUTO REPAIR, SERVICES AND PARKING - 0.02%
4,200		Ryder System, Inc	188,076
		TOTAL AUTO REPAIR, SERVICES AND PARKING	188,076

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.08%
12,000	*	Autonation, Inc	258,600
3,800	*	Autozone, Inc	378,822
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	637,422

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.18%
142,000		Home Depot, Inc	6,006,600
52,100		Lowe's Cos, Inc	3,357,324
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	9,363,924

BUSINESS SERVICES - 6.64%
40,100	*	Adobe Systems, Inc	1,400,292
6,680	*	Affiliated Computer Services, Inc (Class A)	398,529
15,500	*	Autodesk, Inc	597,060
38,800		Automatic Data Processing, Inc	1,772,384
14,500	*	BMC Software, Inc	314,070
30,400		CA, Inc	827,184
67,900		Cendant Corp	1,178,065
11,876	*	Citrix Systems, Inc	450,100
12,300	*	Computer Sciences Corp	683,265
25,319	*	Compuware Corp	198,248
9,500	*	Convergys Corp	172,995
76,956	*	eBay, Inc	3,005,901
20,100	*	Electronic Arts, Inc	1,099,872

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
34,500		Electronic Data Systems Corp	$925,635
8,600		Equifax, Inc	320,264
51,308		First Data Corp	2,402,240
12,391	*	Fiserv, Inc	527,237
12,000	*	Google, Inc (Class A)	4,680,000
29,000	*	Interpublic Group of Cos, Inc	277,240
11,900	*	Intuit, Inc	632,961
598,291		Microsoft Corp	16,279,498
8,271	*	Monster Worldwide, Inc	412,392
16,600		Moody's Corp	1,186,236
12,200	*	NCR Corp	509,838
25,300	*	Novell, Inc	194,304
12,000		Omnicom Group, Inc	999,000
251,710	*	Oracle Corp	3,445,910
7,320	*	Parametric Technology Corp	119,536
11,300		Robert Half International, Inc	436,293
8,700		Sabre Holdings Corp	204,711
228,200	*	Sun Microsystems, Inc	1,170,666
70,454	*	Symantec Corp	1,185,741
22,800	*	Unisys Corp	157,092
16,800	*	VeriSign, Inc	403,032
36,800		Waste Management, Inc	1,299,040
84,200	*	Yahoo!, Inc	2,716,292
		TOTAL BUSINESS SERVICES	52,583,123

CHEMICALS AND ALLIED PRODUCTS - 9.99%
103,401		Abbott Laboratories	4,391,440
14,700		Air Products & Chemicals, Inc	987,693
10,100		Allergan, Inc	1,095,850
79,300	*	Amgen, Inc	5,769,075
7,300		Avery Dennison Corp	426,904
30,400		Avon Products, Inc	947,568
7,100	*	Barr Pharmaceuticals, Inc	447,158
22,865	*	Biogen Idec, Inc	1,076,942
131,100		Bristol-Myers Squibb Co	3,226,371
7,238	*	Chiron Corp	331,573
10,100		Clorox Co	604,485
34,600		Colgate-Palmolive Co	1,975,660
64,300		Dow Chemical Co	2,610,580
61,331		Du Pont (E.I.) de Nemours & Co	2,588,782
5,400		Eastman Chemical Co	276,372
12,100		Ecolab, Inc	462,220
75,800		Eli Lilly & Co	4,191,740
8,000		Engelhard Corp	316,880
7,900		Estee Lauder Cos (Class A)	293,801
22,000	*	Forest Laboratories, Inc	981,860
17,240	*	Genzyme Corp	1,158,873
30,900	*	Gilead Sciences, Inc	1,922,598
10,800	*	Hospira, Inc	426,168
5,300		International Flavors & Fragrances, Inc	181,896
16,400	*	King Pharmaceuticals, Inc	282,900
17,060	*	Medimmune, Inc	624,055
146,400		Merck & Co, Inc	5,157,672
18,000		Monsanto Co	1,525,500

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
14,800		Mylan Laboratories, Inc	$346,320
492,320		Pfizer, Inc	12,268,614
11,000		PPG Industries, Inc	696,850
21,500		Praxair, Inc	1,185,725
220,942		Procter & Gamble Co	12,730,678
9,500		Rohm & Haas Co	464,265
98,600		Schering-Plough Corp	1,872,414
7,600		Sherwin-Williams Co	375,744
4,600		Sigma-Aldrich Corp	302,634
1,558	*	Tronox, Inc	26,470
6,800	*	Watson Pharmaceuticals, Inc	195,432
89,900		Wyeth	4,361,948
		TOTAL CHEMICALS AND ALLIED PRODUCTS	79,109,710

COMMUNICATIONS - 4.25%
260,453		AT&T, Inc	7,042,649
25,900		Alltel Corp	1,677,025
28,400	*	Avaya, Inc	320,920
120,700		BellSouth Corp	4,182,255
8,800		CenturyTel, Inc	344,256
22,000		Citizens Communications Co	291,940
34,900		Clear Channel Communications, Inc	1,012,449
143,506	*	Comcast Corp (Class A)	3,754,117
102,600	*	Qwest Communications International, Inc	697,680
198,666		Sprint Nextel Corp	5,133,529
14,800	*	Univision Communications, Inc (Class A)	510,156
195,700		Verizon Communications, Inc	6,665,542
51,550	*	Viacom, Inc	2,000,140
		TOTAL COMMUNICATIONS	33,632,658

DEPOSITORY INSTITUTIONS - 10.31%
23,200		AmSouth Bancorp	627,560
36,200		BB&T Corp	1,419,040
310,924		Bank of America Corp	14,159,479
51,400		Bank of New York Co, Inc	1,852,456
13,200		CIT Group, Inc	706,464
334,400		Citigroup, Inc	15,793,712
11,000		Comerica, Inc	637,670
8,400		Compass Bancshares, Inc	425,124
37,002		Fifth Third Bancorp	1,456,399
8,300		First Horizon National Corp	345,695
17,000		Golden West Financial Corp	1,154,300
16,890		Huntington Bancshares, Inc	407,556
233,236		JPMorgan Chase & Co	9,711,947
27,300		Keycorp	1,004,640
5,300		M&T Bank Corp	604,942
14,000		Marshall & Ilsley Corp	610,120
27,700		Mellon Financial Corp	986,120
36,747		National City Corp	1,282,470
31,550		North Fork Bancorporation, Inc	909,586
12,340		Northern Trust Corp	647,850
19,500		PNC Financial Services Group, Inc	1,312,545
30,621		Regions Financial Corp	1,076,941
23,700		Sovereign Bancorp, Inc	519,267

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
22,200		State Street Corp	$1,341,546
24,800		SunTrust Banks, Inc	1,804,448
20,900		Synovus Financial Corp	566,181
121,100		US Bancorp	3,693,550
107,564		Wachovia Corp	6,028,962
66,368		Washington Mutual, Inc	2,828,604
112,200		Wells Fargo & Co	7,166,214
7,000		Zions Bancorporation	579,110
		TOTAL DEPOSITORY INSTITUTIONS	81,660,498

EATING AND DRINKING PLACES - 0.83%
8,800		Darden Restaurants, Inc	361,064
83,900		McDonald's Corp	2,882,804
51,276	*	Starbucks Corp	1,930,028
7,700		Wendy's International, Inc	477,862
18,800		Yum! Brands, Inc	918,568
		TOTAL EATING AND DRINKING PLACES	6,570,326

EDUCATIONAL SERVICES - 0.06%
9,600	*	Apollo Group, Inc (Class A)	504,096
		TOTAL EDUCATIONAL SERVICES	504,096

ELECTRIC, GAS, AND SANITARY SERVICES - 3.38%
43,400	*	AES Corp	740,404
10,900	*	Allegheny Energy, Inc	368,965
15,000	*	Allied Waste Industries, Inc	183,600
13,600		Ameren Corp	677,552
26,100		American Electric Power Co, Inc	887,922
14,500	*	CMS Energy Corp	187,775
20,400		Centerpoint Energy, Inc	243,372
13,400		Cinergy Corp	608,494
16,300		Consolidated Edison, Inc	709,050
11,900		Constellation Energy Group, Inc	651,049
12,000		DTE Energy Co	481,080
23,200		Dominion Resources, Inc	1,601,496
61,900		Duke Energy Corp	1,804,385
21,600		Edison International	889,488
43,400		El Paso Corp	522,970
13,900		Entergy Corp	958,266
44,500		Exelon Corp	2,354,050
27,000		FPL Group, Inc	1,083,780
21,900		FirstEnergy Corp	1,070,910
11,600		KeySpan Corp	474,092
6,900		Kinder Morgan, Inc	634,731
18,300		NiSource, Inc	370,026
2,900		Nicor, Inc	114,724
22,900		PG&E Corp	890,810
25,400		PPL Corp	746,760
2,400		Peoples Energy Corp	85,536
6,800		Pinnacle West Capital Corp	265,880
16,800		Progress Energy, Inc	738,864
16,600		Public Service Enterprise Group, Inc	1,063,064
17,100		Sempra Energy	794,466
49,500		Southern Co	1,622,115

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
13,900		TECO Energy, Inc	$224,068
31,200		TXU Corp	1,396,512
39,400		Williams Cos, Inc	842,766
26,700		Xcel Energy, Inc	484,605
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	26,773,627

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.32%
7,757	*	ADC Telecommunications, Inc	198,502
31,000	*	Advanced Micro Devices, Inc	1,027,960
24,000	*	Altera Corp	495,360
11,351		American Power Conversion Corp	262,321
24,300		Analog Devices, Inc	930,447
21,900	*	Applied Micro Circuits Corp	89,133
29,250	*	Broadcom Corp (Class A)	1,262,430
39,600	*	Ciena Corp	206,316
411,774	*	Cisco Systems, Inc	8,923,142
13,495	*	Comverse Technology, Inc	317,537
6,200		Cooper Industries Ltd (Class A)	538,780
27,400		Emerson Electric Co	2,291,462
27,285	*	Freescale Semiconductor, Inc (Class B)	757,704
699,400	d	General Electric Co	24,325,132
4,400		Harman International Industries, Inc	488,972
55,900		Honeywell International, Inc	2,390,843
394,400		Intel Corp	7,631,640
111,780	*	JDS Uniphase Corp	466,123
11,500	*	Jabil Circuit, Inc	492,890
8,000		L-3 Communications Holdings, Inc	686,320
26,900	*	LSI Logic Corp	310,964
20,198		Linear Technology Corp	708,546
297,200	*	Lucent Technologies, Inc	906,460
21,905		Maxim Integrated Products, Inc	813,771
5,700		Maytag Corp	121,581
41,100	*	Micron Technology, Inc	604,992
9,323		Molex, Inc	309,524
167,271		Motorola, Inc	3,832,179
22,900		National Semiconductor Corp	637,536
11,600	*	Nvidia Corp	664,216
13,100	*	PMC - Sierra, Inc	160,999
10,958	*	QLogic Corp	212,037
110,900		Qualcomm, Inc	5,612,649
36,700	*	Sanmina-SCI Corp	150,470
29,800	*	Tellabs, Inc	473,820
107,500		Texas Instruments, Inc	3,490,525
4,600		Whirlpool Corp	420,762
22,815		Xilinx, Inc	580,870
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	73,794,915

ENGINEERING AND MANAGEMENT SERVICES - 0.23%
13,657		IMS Health, Inc	351,941
22,100		Paychex, Inc	920,686
11,100		Quest Diagnostics, Inc	569,430
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,842,057

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
FABRICATED METAL PRODUCTS - 0.22%
7,000		Ball Corp	$306,810
13,600		Illinois Tool Works, Inc	1,309,816
3,900		Snap-On, Inc	148,668
		TOTAL FABRICATED METAL PRODUCTS	1,765,294

FOOD AND KINDRED PRODUCTS - 4.32%
139,600		Altria Group, Inc	9,892,056
51,800		Anheuser-Busch Cos, Inc	2,215,486
43,600		Archer Daniels Midland Co	1,467,140
12,400		Campbell Soup Co	401,760
137,900		Coca-Cola Co	5,773,873
20,300		Coca-Cola Enterprises, Inc	412,902
34,400		ConAgra Foods, Inc	738,224
13,200	*	Constellation Brands, Inc (Class A)	330,660
7,000	*	Dean Foods Co	271,810
23,800		General Mills, Inc	1,206,184
22,200		H.J. Heinz Co	841,824
7,900	*	Hercules, Inc	109,020
12,200		Hershey Co	637,206
17,100		Kellogg Co	753,084
9,200		McCormick & Co, Inc (Non-Vote)	311,512
3,800		Molson Coors Brewing Co (Class B)	260,756
9,100		Pepsi Bottling Group, Inc	276,549
110,800		PepsiCo, Inc	6,403,132
50,300		Sara Lee Corp	899,364
16,600		Tyson Foods, Inc (Class A)	228,084
12,000		Wrigley (Wm.) Jr Co	768,000
		TOTAL FOOD AND KINDRED PRODUCTS	34,198,626

FOOD STORES - 0.28%
24,500		Albertson's, Inc	628,915
48,000		Kroger Co	977,280
9,200		Whole Foods Market, Inc	611,248
		TOTAL FOOD STORES	2,217,443

FORESTRY - 0.15%
16,300		Weyerhaeuser Co	1,180,609
		TOTAL FORESTRY	1,180,609

FURNITURE AND FIXTURES - 0.33%
12,800		Johnson Controls, Inc	971,904
12,100		Leggett & Platt, Inc	294,877
28,100		Masco Corp	912,969
18,200		Newell Rubbermaid, Inc	458,458
		TOTAL FURNITURE AND FIXTURES	2,638,208

FURNITURE AND HOMEFURNISHINGS STORES - 0.34%
19,000	*	Bed Bath & Beyond, Inc	729,600
27,200		Best Buy Co, Inc	1,521,296
10,400		Circuit City Stores, Inc	254,592
8,900		RadioShack Corp	171,147
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	2,676,635

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
GENERAL BUILDING CONTRACTORS - 0.32%
8,500		Centex Corp	$526,915
18,100		DR Horton, Inc	601,282
5,200		KB Home	337,896
9,100		Lennar Corp (Class A)	549,458
14,200		Pulte Homes, Inc	545,564
		TOTAL GENERAL BUILDING CONTRACTORS	2,561,115

GENERAL MERCHANDISE STORES - 2.09%
7,400	*	Big Lots, Inc	103,304
31,480		Costco Wholesale Corp	1,704,957
4,300		Dillard's, Inc (Class A)	111,972
20,700		Dollar General Corp	365,769
10,500		Family Dollar Stores, Inc	279,300
18,221		Federated Department Stores, Inc	1,330,133
15,400		JC Penney Co, Inc	930,314
30,600		TJX Cos, Inc	759,492
58,600		Target Corp	3,047,786
167,200		Wal-Mart Stores, Inc	7,898,528
		TOTAL GENERAL MERCHANDISE STORES	16,531,555

HEALTH SERVICES - 0.82%
14,000		AmerisourceBergen Corp	675,780
30,000		Caremark Rx, Inc	1,475,400
10,850	*	Coventry Health Care, Inc	585,683
27,500		HCA, Inc	1,259,225
16,800		Health Management Associates, Inc (Class A)	362,376
8,600	*	Laboratory Corp of America Holdings	502,928
5,300		Manor Care, Inc	235,055
20,471	*	Medco Health Solutions, Inc	1,171,351
31,100	*	Tenet Healthcare Corp	229,518
		TOTAL HEALTH SERVICES	6,497,316

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.06%
5,900		Fluor Corp	506,220
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	506,220

HOLDING AND OTHER INVESTMENT OFFICES - 0.92%
6,400		Apartment Investment & Management Co (Class A)	300,160
14,200		Archstone-Smith Trust	692,534
5,000		Boston Properties, Inc	465,750
27,100		Equity Office Properties Trust	910,018
19,100		Equity Residential	893,689
11,700		Kimco Realty Corp	475,488
16,300		Prologis	872,050
5,500		Public Storage, Inc	446,765
3,083		SPDR Trust Series 1	400,266
12,400		Simon Property Group, Inc	1,043,336
7,900		Vornado Realty Trust	758,400
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	7,258,456

HOTELS AND OTHER LODGING PLACES - 0.29%
21,700		Hilton Hotels Corp	552,482
11,000		Marriott International, Inc (Class A)	754,600
14,700	*	Starwood Hotels & Resorts Worldwide, Inc	995,631
		TOTAL HOTELS AND OTHER LODGING PLACES	2,302,713

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
INDUSTRIAL MACHINERY AND EQUIPMENT - 5.53%
50,600		3M Co	$3,829,914
12,100		American Standard Cos, Inc	518,606
56,850	*	Apple Computer, Inc	3,565,632
106,700		Applied Materials, Inc	1,868,317
5,300		Black & Decker Corp	460,517
45,100		Caterpillar, Inc	3,238,631
3,100		Cummins, Inc	325,810
16,000		Deere & Co	1,264,800
157,530	*	Dell, Inc	4,688,093
13,500		Dover Corp	655,560
159,300	*	EMC Corp	2,171,259
9,900		Eaton Corp	722,403
18,200	*	Gateway, Inc	39,858
189,700		Hewlett-Packard Co	6,241,130
22,100		Ingersoll-Rand Co (Class A)	923,559
105,100		International Business Machines Corp	8,667,597
22,500		International Game Technology	792,450
7,500	*	Lexmark International, Inc	340,350
24,725	*	Network Appliance, Inc	890,842
8,700	*	Novellus Systems, Inc	208,800
8,200		Pall Corp	255,758
8,000		Parker Hannifin Corp	644,880
11,900		Rockwell Automation, Inc	855,729
59,800	*	Solectron Corp	239,200
4,800		Stanley Works	243,168
16,500		Symbol Technologies, Inc	174,570
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	43,827,433

INSTRUMENTS AND RELATED PRODUCTS - 4.15%
28,700	*	Agilent Technologies, Inc	1,077,685
12,600		Applera Corp (Applied Biosystems Group)	341,964
7,000		Bard (C.R.), Inc	474,670
3,600		Bausch & Lomb, Inc	229,320
43,900		Baxter International, Inc	1,703,759
16,700		Becton Dickinson & Co	1,028,386
16,430		Biomet, Inc	583,594
39,100	*	Boston Scientific Corp	901,255
15,700		Danaher Corp	997,735
19,000		Eastman Kodak Co	540,360
8,200	*	Fisher Scientific International, Inc	558,010
22,500		Guidant Corp	1,756,350
199,200		Johnson & Johnson	11,796,624
13,100		Kla-Tencor Corp	633,516
80,800		Medtronic, Inc	4,100,600
3,500	*	Millipore Corp	255,710
8,600		PerkinElmer, Inc	201,842
15,200		Pitney Bowes, Inc	652,536
24,400	*	St. Jude Medical, Inc	1,000,400
19,500		Stryker Corp	864,630
5,300		Tektronix, Inc	189,263
13,000	*	Teradyne, Inc	201,630

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
10,800	*	Thermo Electron Corp	$400,572
7,200	*	Waters Corp	310,680
62,900	*	Xerox Corp	956,080
16,600	*	Zimmer Holdings, Inc	1,122,160
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	32,879,331

INSURANCE AGENTS, BROKERS AND SERVICE - 0.56%
21,300		AON Corp	884,163
9,700	*	Express Scripts, Inc	852,630
20,100		Hartford Financial Services Group, Inc	1,619,055
36,600		Marsh & McLennan Cos, Inc	1,074,576
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,430,424

INSURANCE CARRIERS - 5.77%
21,500		ACE Ltd	1,118,215
38,100		Aetna, Inc	1,872,234
33,400		Aflac, Inc	1,507,342
43,300		Allstate Corp	2,256,363
7,100		Ambac Financial Group, Inc	565,160
173,600		American International Group, Inc	11,473,224
13,300		Chubb Corp	1,269,352
8,200		Cigna Corp	1,071,084
11,815		Cincinnati Financial Corp	497,057
25,000		Genworth Financial, Inc	835,750
10,900	*	Humana, Inc	573,885
8,900		Jefferson-Pilot Corp	497,866
11,600		Lincoln National Corp	633,244
9,100		Loews Corp	920,920
9,000		MBIA, Inc	541,170
6,000		MGIC Investment Corp	399,780
50,700		Metlife, Inc	2,452,359
18,600		Principal Financial Group	907,680
13,150		Progressive Corp	1,371,019
33,300		Prudential Financial, Inc	2,524,473
8,392		Safeco Corp	421,362
46,147		St. Paul Travelers Cos, Inc	1,928,483
6,900		Torchmark Corp	393,990
90,900		UnitedHealth Group, Inc	5,077,674
19,800		UnumProvident Corp	405,504
44,000	*	WellPoint, Inc	3,406,920
11,600		XL Capital Ltd (Class A)	743,676
		TOTAL INSURANCE CARRIERS	45,665,786

LEATHER AND LEATHER PRODUCTS - 0.11%
25,200	*	Coach, Inc	871,416
		TOTAL LEATHER AND LEATHER PRODUCTS	871,416

LUMBER AND WOOD PRODUCTS - 0.08%
7,000		Louisiana-Pacific Corp	190,400
12,200		Plum Creek Timber Co, Inc	450,546
		TOTAL LUMBER AND WOOD PRODUCTS	640,946

METAL MINING - 0.43%
12,200		Freeport-McMoRan Copper & Gold, Inc (Class A)	729,194

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
29,900		Newmont Mining Corp	$1,551,511
13,600		Phelps Dodge Corp	1,095,208
		TOTAL METAL MINING	3,375,913

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.65%
9,800		Fortune Brands, Inc	790,174
12,100		Hasbro, Inc	255,310
26,800		Mattel, Inc	485,884
134,600		Tyco International Ltd	3,618,048
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	5,149,416

MISCELLANEOUS RETAIL - 1.12%
5,000		Alberto-Culver Co	221,150
20,369	*	Amazon.com, Inc	743,672
54,300		CVS Corp	1,621,941
20,100	*	Office Depot, Inc	748,524
4,900		OfficeMax, Inc	147,833
6,688	*	Sears Holdings Corp	884,421
48,426		Staples, Inc	1,235,832
9,400		Tiffany & Co	352,876
67,400		Walgreen Co	2,906,962
		TOTAL MISCELLANEOUS RETAIL	8,863,211

MOTION PICTURES - 1.43%
161,200		News Corp (Class A)	2,677,532
302,200		Time Warner, Inc	5,073,938
128,300		Walt Disney Co	3,578,287
		TOTAL MOTION PICTURES	11,329,757

NONDEPOSITORY INSTITUTIONS - 1.90%
82,800		American Express Co	4,351,140
20,000		Capital One Financial Corp	1,610,400
40,100		Countrywide Financial Corp	1,471,670
64,800		Fannie Mae	3,330,720
46,100		Freddie Mac	2,812,100
27,800		SLM Corp	1,443,932
		TOTAL NONDEPOSITORY INSTITUTIONS	15,019,962

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
6,800		Vulcan Materials Co	589,220
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	589,220

OIL AND GAS EXTRACTION - 3.16%
15,600		Anadarko Petroleum Corp	1,575,756
21,810		Apache Corp	1,428,773
21,500		BJ Services Co	743,900
22,700		Baker Hughes, Inc	1,552,680
25,200		Burlington Resources, Inc	2,316,132
24,700		Chesapeake Energy Corp	775,827
29,600		Devon Energy Corp	1,810,632
22,000	*	Dynegy, Inc (Class A)	105,600
34,400		Halliburton Co	2,511,888
7,727		Kerr-McGee Corp	737,774

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
10,600		Nabors Industries Ltd	$758,748
11,600	*	National Oilwell Varco, Inc	743,792
9,100		Noble Corp	738,010
7,500		Rowan Cos, Inc	329,700
39,500		Schlumberger Ltd	4,999,515
22,000		Transocean, Inc	1,766,600
23,300		Weatherford International Ltd	1,065,975
24,066		XTO Energy, Inc	1,048,556
		TOTAL OIL AND GAS EXTRACTION	25,009,858

PAPER AND ALLIED PRODUCTS - 0.48%
7,100		Bemis Co	224,218
32,500		International Paper Co	1,123,525
31,000		Kimberly-Clark Corp	1,791,800
11,900		MeadWestvaco Corp	324,989
7,600		Temple-Inland, Inc	338,580
		TOTAL PAPER AND ALLIED PRODUCTS	3,803,112

PERSONAL SERVICES - 0.06%
22,100		H&R Block, Inc	478,465
		TOTAL PERSONAL SERVICES	478,465

PETROLEUM AND COAL PRODUCTS - 6.31%
5,300		Amerada Hess Corp	754,720
4,900		Ashland, Inc	348,292
149,215		Chevron Corp	8,649,994
92,400		ConocoPhillips	5,835,060
16,200		EOG Resources, Inc	1,166,400
409,800		Exxon Mobil Corp	24,940,428
24,503		Marathon Oil Corp	1,866,393
11,100		Murphy Oil Corp	553,002
28,700		Occidental Petroleum Corp	2,659,055
9,100		Sunoco, Inc	705,887
41,500		Valero Energy Corp	2,480,870
		TOTAL PETROLEUM AND COAL PRODUCTS	49,960,101

PRIMARY METAL INDUSTRIES - 0.83%
58,000		Alcoa, Inc	1,772,480
5,700		Allegheny Technologies, Inc	348,726
10,448	*	Andrew Corp	128,301
103,400	*	Corning, Inc	2,782,494
10,400		Nucor Corp	1,089,816
7,600		United States Steel Corp	461,168
		TOTAL PRIMARY METAL INDUSTRIES	6,582,985

PRINTING AND PUBLISHING - 0.71%
51,150		CBS Corp	1,226,577
3,900		Dow Jones & Co, Inc	153,270
5,500		EW Scripps Co	245,905
15,900		Gannett Co, Inc	952,728
4,600		Knight Ridder, Inc	290,766
24,800		McGraw-Hill Cos, Inc	1,428,976
2,800		Meredith Corp	156,212
9,500		New York Times Co (Class A)	240,445

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
14,300		R.R. Donnelley & Sons Co	$467,896
17,200		Tribune Co	471,796
		TOTAL PRINTING AND PUBLISHING	5,634,571

RAILROAD TRANSPORTATION - 0.77%
24,900		Burlington Northern Santa Fe Corp	2,074,917
14,400		CSX Corp	861,120
27,400		Norfolk Southern Corp	1,481,518
17,700		Union Pacific Corp	1,652,295
		TOTAL RAILROAD TRANSPORTATION	6,069,850

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.07%
4,500		Cooper Tire & Rubber Co	64,530
11,800	*	Goodyear Tire & Rubber Co	170,864
5,500		Sealed Air Corp	318,285
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	553,679

SECURITY AND COMMODITY BROKERS - 2.84%
16,400		Ameriprise Financial, Inc	738,984
7,900		Bear Stearns Cos, Inc	1,095,730
69,000		Charles Schwab Corp	1,187,490
27,300	*	E*Trade Financial Corp	736,554
5,700		Federated Investors, Inc (Class B)	222,585
10,200		Franklin Resources, Inc	961,248
29,300		Goldman Sachs Group, Inc	4,598,928
14,500		Janus Capital Group, Inc	335,965
18,000		Lehman Brothers Holdings, Inc	2,601,540
61,400		Merrill Lynch & Co, Inc	4,835,864
71,900		Morgan Stanley	4,516,758
8,813		T Rowe Price Group, Inc	689,265
		TOTAL SECURITY AND COMMODITY BROKERS	22,520,911

TOBACCO PRODUCTS - 0.13%
5,700		Reynolds American, Inc	601,350
10,900		UST, Inc	453,440
		TOTAL TOBACCO PRODUCTS	1,054,790

TRANSPORTATION BY AIR - 0.40%
20,300		FedEx Corp	2,292,682
47,400		Southwest Airlines Co	852,726
		TOTAL TRANSPORTATION BY AIR	3,145,408

TRANSPORTATION EQUIPMENT - 2.69%
53,800		Boeing Co	4,192,634
6,400		Brunswick Corp	248,704
124,100		Ford Motor Co	987,836
26,800		General Dynamics Corp	1,714,664
37,900		General Motors Corp	806,133
8,400		Goodrich Corp	366,324
18,200		Harley-Davidson, Inc	944,216
12,200		ITT Industries, Inc	685,884
23,900		Lockheed Martin Corp	1,795,607
4,400	*	Navistar International Corp	121,352
23,700		Northrop Grumman Corp	1,618,473

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S & P 500 Index Fund

SHARES			VALUE
11,194		Paccar, Inc	$788,953
9,500	*	Pactiv Corp	233,130
29,600		Raytheon Co	1,356,864
11,600		Rockwell Collins, Inc	653,660
8,800		Textron, Inc	821,832
67,900		United Technologies Corp	3,936,163
		TOTAL TRANSPORTATION EQUIPMENT	21,272,429

TRUCKING AND WAREHOUSING - 0.74%
73,300		United Parcel Service, Inc (Class B)	5,818,554
		TOTAL TRUCKING AND WAREHOUSING	5,818,554

WATER TRANSPORTATION - 0.17%
29,000		Carnival Corp	1,373,730
		TOTAL WATER TRANSPORTATION	1,373,730

WHOLESALE TRADE-DURABLE GOODS - 0.15%
11,400		Genuine Parts Co	499,662
9,100	*	Patterson Cos, Inc	320,320
5,000		W.W. Grainger, Inc	376,750
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,196,732

WHOLESALE TRADE-NONDURABLE GOODS - 0.89%
5,600		Brown-Forman Corp (Class B)	431,032
28,500		Cardinal Health, Inc	2,123,820
20,500		McKesson Corp	1,068,665
12,600		Nike, Inc (Class B)	1,072,260
29,900		Safeway, Inc	751,088
9,300		Supervalu, Inc	286,626
41,500		Sysco Corp	1,330,075
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	7,063,566

		TOTAL COMMON STOCKS
		(Cost $696,038,426)	786,500,762
PRINCIPAL
SHORT-TERM INVESTMENTS - 0.35%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
$ 2,760,000		Federal National Mortgage Association (FNMA) 4.650%, 04/03/06	2,760,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	2,760,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,759,287)	2,760,000

		TOTAL PORTFOLIO - 99.65%
		(Cost $698,797,713)	789,260,762
		OTHER ASSETS & LIABILITIES, NET - 0.35%	2,808,234

		NET ASSETS - 100.00%	$792,068,996

	*	Non-income producing
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 98.86%

AMUSEMENT AND RECREATION SERVICES - 0.89%
500	*	CKX, Inc	$6,535
2,285		Harrah's Entertainment, Inc	178,139
68		International Speedway Corp (Class A)	3,461
1,190	*	Marvel Entertainment, Inc	23,943
1,319	*	Penn National Gaming, Inc	55,635
227		Westwood One, Inc	2,506
936	*	Wynn Resorts Ltd	71,932
		TOTAL AMUSEMENT AND RECREATION SERVICES	342,151

APPAREL AND ACCESSORY STORES - 2.47%
1,728		Abercrombie & Fitch Co (Class A)	100,742
2,388		American Eagle Outfitters, Inc	71,306
677	*	AnnTaylor Stores Corp	24,907
3,575	*	Chico's FAS, Inc	145,288
1,650		Claire's Stores, Inc	59,912
1,580		Foot Locker, Inc	37,730
6,883		Limited Brands, Inc	168,358
998		Men's Wearhouse, Inc	35,868
4,352		Nordstrom, Inc	170,511
2,969		Ross Stores, Inc	86,665
2,072	*	Urban Outfitters, Inc	50,847
		TOTAL APPAREL AND ACCESSORY STORES	952,134

APPAREL AND OTHER TEXTILE PRODUCTS - 0.47%
462		Bebe Stores, Inc	8,510
2,812		Cintas Corp	119,847
67	*	Columbia Sportswear Co	3,573
280		Polo Ralph Lauren Corp	16,971
2,371	*	Quiksilver, Inc	32,862
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	181,763

AUTO REPAIR, SERVICES AND PARKING - 0.05%
473		Ryder System, Inc	21,181
		TOTAL AUTO REPAIR, SERVICES AND PARKING	21,181

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.89%
2,173		Advance Auto Parts	90,484
1,123	*	Autozone, Inc	111,952
2,125	*	Carmax, Inc	69,445
1,953	*	O'Reilly Automotive, Inc	71,402
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	343,283

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.31%
2,496		Fastenal Co	118,161
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	118,161

BUSINESS SERVICES - 10.33%
4,890	*	Activision, Inc	67,433

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
1,530	*	Affiliated Computer Services, Inc (Class A)	$91,280
2,772	*	Akamai Technologies, Inc	91,171
1,647	*	Alliance Data Systems Corp	77,030
4,509	*	Autodesk, Inc	173,687
407	*	BEA Systems, Inc	5,344
1,885	*	BMC Software, Inc	40,829
593	*	CACI International, Inc (Class A)	38,990
2,486	*	Cadence Design Systems, Inc	45,966
1,256	*	Cerner Corp	59,597
1,394	*	Checkfree Corp	70,397
3,549	*	Citrix Systems, Inc	134,507
490	*	Clear Channel Outdoor Holdings, Inc	11,491
2,718	*	Cognizant Technology Solutions Corp	161,694
3,517	*	Compuware Corp	27,538
1,271	*	DST Systems, Inc	73,642
2,456		Electronic Data Systems Corp	65,894
4,401	*	Emdeon Corp	47,531
1,922		Equifax, Inc	71,575
793	*	F5 Networks, Inc	57,485
1,012		Fair Isaac Corp	40,095
3,496		Fidelity National Information Services, Inc	141,763
3,582	*	Fiserv, Inc	152,414
961	*	Getty Images, Inc	71,960
1,300		Global Payments, Inc	68,913
2,500		GTECH Holdings Corp	85,125
1,110		Harte-Hanks, Inc	30,359
1,243	*	Hyperion Solutions Corp	40,522
7,280	*	Interpublic Group of Cos, Inc	69,597
3,115	*	Intuit, Inc	165,687
2,210	*	Iron Mountain, Inc	90,035
982	*	Kinetic Concepts, Inc	40,429
1,410	*	Lamar Advertising Co	74,194
500		Manpower, Inc	28,590
3,225	*	McAfee, Inc	78,464
2,108	*	Monster Worldwide, Inc	105,105
5,004		Moody's Corp	357,586
1,150		National Instruments Corp	37,513
1,791	*	NAVTEQ Corp	90,714
926	*	NCR Corp	38,698
3,532	*	Red Hat, Inc	98,825
964	*	Rent-A-Center, Inc	24,669
109		Reynolds & Reynolds Co (Class A)	3,096
3,418		Robert Half International, Inc	131,969
1,425	*	Salesforce.com, Inc	51,770
3,544		ServiceMaster Co	46,497
576	*	SRA International, Inc (Class A)	21,732
39,763	*	Sun Microsystems, Inc	203,984
398	*	Synopsys, Inc	8,895
1,191	*	Take-Two Interactive Software, Inc	22,224
700		Total System Services, Inc	13,944
4,917	*	VeriSign, Inc	117,959
400	*	West Corp	17,864
		TOTAL BUSINESS SERVICES	3,984,272

CHEMICALS AND ALLIED PRODUCTS - 7.54%
2,956		Allergan, Inc	320,726
400	*	American Pharmaceutical Partners, Inc	11,396

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
1,353		Avery Dennison Corp	$79,123
2,080	*	Barr Pharmaceuticals, Inc	130,998
3,101	*	Biogen Idec, Inc	146,057
100		Cabot Corp	3,399
6,616	*	Celgene Corp	292,560
1,160	*	Cephalon, Inc	69,890
1,774		Chemtura Corp	20,898
2,115	*	Chiron Corp	96,888
1,239		Church & Dwight Co, Inc	45,744
1,776		Dade Behring Holdings, Inc	63,421
3,643		Ecolab, Inc	139,163
1,000	*	Endo Pharmaceuticals Holdings, Inc	32,810
2,551		Estee Lauder Cos (Class A)	94,872
6,477	*	Forest Laboratories, Inc	289,069
1,021	*	Gen-Probe, Inc	56,278
1,522	*	Hospira, Inc	60,058
640	*	Idexx Laboratories, Inc	55,270
1,349	*	ImClone Systems, Inc	45,893
1,857		International Flavors & Fragrances, Inc	63,732
501	*	Invitrogen Corp	35,135
319	*	Kos Pharmaceuticals, Inc	15,239
4,886	*	Medimmune, Inc	178,730
2,900	*	Millennium Pharmaceuticals, Inc	29,319
1,164		Mylan Laboratories, Inc	27,238
1,575	*	Nalco Holding Co	27,878
1,141	*	OSI Pharmaceuticals, Inc	36,626
2,244	*	PDL BioPharma, Inc	73,603
194		Rohm & Haas Co	9,481
150		Scotts Miracle-Gro Co (Class A)	6,864
2,132	*	Sepracor, Inc	104,063
2,338		Sherwin-Williams Co	115,591
113		Sigma-Aldrich Corp	7,434
781	*	Techne Corp	46,969
1,916		Valeant Pharmaceuticals International	30,369
1,620	*	VCA Antech, Inc	46,138
		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,908,922

COAL MINING - 1.17%
495		Arch Coal, Inc	37,590
1,242		Consol Energy, Inc	92,107
1,644		Massey Energy Co	59,299
5,216		Peabody Energy Corp	262,939
		TOTAL COAL MINING	451,935

COMMUNICATIONS - 3.40%
7,841	*	American Tower Corp (Class A)	237,739
6,800	*	Avaya, Inc	76,840
3,919		Cablevision Systems Corp (Class A)	104,637
2,836	*	Crown Castle International Corp	80,401
4,640	*	EchoStar Communications Corp (Class A)	138,597
4,020	*	Liberty Global, Inc	82,289
3,309	*	Nextel Partners, Inc (Class A)	93,711
2,492	*	NII Holdings, Inc (Class B)	146,953
440		PanAmSat Holding Corp	10,921
26,238	*	Sirius Satellite Radio, Inc	133,289
314		Telephone & Data Systems, Inc (Non-Vote)	12,384
2,141	*	Univision Communications, Inc (Class A)	73,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
100	*	US Cellular Corp	$5,936
5,126	*	XM Satellite Radio Holdings, Inc	114,156
		TOTAL COMMUNICATIONS	1,311,653

DEPOSITORY INSTITUTIONS - 2.02%
101		Bank of Hawaii Corp	5,384
3,001		Commerce Bancorp, Inc	109,987
100		Cullen/Frost Bankers, Inc	5,375
1,071		East West Bancorp, Inc	41,287
11,854		Hudson City Bancorp, Inc	157,540
1,305		Investors Financial Services Corp	61,165
618		Mellon Financial Corp	22,001
2,198		Northern Trust Corp	115,395
1,177		People's Bank	38,547
6,223		Synovus Financial Corp	168,581
1,864		TCF Financial Corp	47,998
220		TD Banknorth, Inc	6,457
		TOTAL DEPOSITORY INSTITUTIONS	779,717

EATING AND DRINKING PLACES - 1.47%
1,531		Applebees International, Inc	37,586
1,395		Aramark Corp (Class B)	41,208
1,730		Brinker International, Inc	73,093
440		CBRL Group, Inc	19,320
3,128		Darden Restaurants, Inc	128,342
1,200		Outback Steakhouse, Inc	52,800
545	*	Panera Bread Co (Class A)	40,973
1,188	*	Sonic Corp	41,734
1,591	*	The Cheesecake Factory, Inc	59,583
1,149		Wendy's International, Inc	71,307
		TOTAL EATING AND DRINKING PLACES	565,946

EDUCATIONAL SERVICES - 0.63%
1,988	*	Career Education Corp	75,007
1,491	*	Education Management Corp	62,026
917	*	ITT Educational Services, Inc	58,734
898	*	Laureate Education, Inc	47,935
		TOTAL EDUCATIONAL SERVICES	243,702

ELECTRIC, GAS, AND SANITARY SERVICES - 2.12%
13,049	*	AES Corp	222,616
1,402	*	Allied Waste Industries, Inc	17,160
218		Aqua America, Inc	6,065
1,945		Kinder Morgan, Inc	178,921
434		Questar Corp	30,402
3,320	*	Southwestern Energy Co	106,871
900	*	Stericycle, Inc	60,858
1,042		Western Gas Resources, Inc	50,277
6,754		Williams Cos, Inc	144,468
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	817,638

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.48%
5,037	*	Advanced Micro Devices, Inc	167,027
3,760	*	Agere Systems, Inc	56,550
7,403	*	Altera Corp	152,798
3,348		American Power Conversion Corp	77,372
1,766		Amphenol Corp (Class A)	92,150

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
7,344		Analog Devices, Inc	$281,202
200		AVX Corp	3,540
8,285	*	Broadcom Corp (Class A)	357,581
3,659	*	Comverse Technology, Inc	86,096
1,500	*	Cree, Inc	49,215
1,068	*	Energizer Holdings, Inc	56,604
926	*	Freescale Semiconductor, Inc (Class B)	25,715
1,330		Harman International Industries, Inc	147,803
2,246		Harris Corp	106,213
1,137	*	International Rectifier Corp	47,106
1,400		Intersil Corp (Class A)	40,488
3,262	*	Jabil Circuit, Inc	139,809
16,012	*	JDS Uniphase Corp	66,770
1,368		L-3 Communications Holdings, Inc	117,361
6,078		Linear Technology Corp	213,216
3,070	*	LSI Logic Corp	35,489
6,516		Maxim Integrated Products, Inc	242,069
2,785	*	MEMC Electronic Materials, Inc	102,822
4,136		Microchip Technology, Inc	150,137
6,380	*	Micron Technology, Inc	93,914
1,362		Molex, Inc	45,218
6,960		National Semiconductor Corp	193,766
3,389	*	Nvidia Corp	194,054
3,150	*	QLogic Corp	60,953
5,000	*	Sanmina-SCI Corp	20,500
637	*	Spectrum Brands, Inc	13,836
546	*	Thomas & Betts Corp	28,053
1,142	*	Vishay Intertechnology, Inc	16,262
6,939		Xilinx, Inc	176,667
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	3,658,356

ENGINEERING AND MANAGEMENT SERVICES - 2.20%
1,411	*	Ceridian Corp	35,910
674	*	Charles River Laboratories International, Inc	33,039
824		Corporate Executive Board Co	83,142
1,246	*	Covance, Inc	73,203
479	*	Hewitt Associates, Inc	14,245
3,976		IMS Health, Inc	102,462
6,596		Paychex, Inc	274,789
1,908		Pharmaceutical Product Development, Inc	66,036
3,220		Quest Diagnostics, Inc	165,186
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	848,012

FABRICATED METAL PRODUCTS - 0.28%
516	*	Alliant Techsystems, Inc	39,820
257		Ball Corp	11,264
3,312	*	Crown Holdings, Inc	58,755
		TOTAL FABRICATED METAL PRODUCTS	109,839

FOOD AND KINDRED PRODUCTS - 0.84%
2,316		Campbell Soup Co	75,038
978	*	Constellation Brands, Inc (Class A)	24,499
3,742		H.J. Heinz Co	141,897
1,811		McCormick & Co, Inc (Non-Vote)	61,320
669		Pepsi Bottling Group, Inc	20,331
		TOTAL FOOD AND KINDRED PRODUCTS	323,085

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
FOOD STORES - 0.47%
2,730		Whole Foods Market, Inc	$181,381
		TOTAL FOOD STORES	181,381

FURNITURE AND FIXTURES - 0.64%
1,400		Herman Miller, Inc	45,374
386		Hillenbrand Industries, Inc	21,226
1,076		HNI Corp	63,484
697		Johnson Controls, Inc	52,923
1,072		Leggett & Platt, Inc	26,125
952		Newell Rubbermaid, Inc	23,981
906	*	Tempur-Pedic International, Inc	12,820
		TOTAL FURNITURE AND FIXTURES	245,933

FURNITURE AND HOMEFURNISHINGS STORES - 1.14%
5,862	*	Bed Bath & Beyond, Inc	225,101
1,518		Circuit City Stores, Inc	37,161
242	*	Mohawk Industries, Inc	19,534
2,663		RadioShack Corp	51,209
478		Steelcase, Inc (Class A)	8,604
2,307		Williams-Sonoma, Inc	97,817
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	439,426

GENERAL BUILDING CONTRACTORS - 1.76%
390		Beazer Homes USA, Inc	25,623
1,306		Centex Corp	80,959
3,928		DR Horton, Inc	130,488
696	*	Hovnanian Enterprises, Inc (Class A)	30,575
1,312		KB Home	85,254
1,577		Lennar Corp (Class A)	95,219
434		MDC Holdings, Inc	27,911
100	*	NVR, Inc	73,895
717		Ryland Group, Inc	49,760
142		Standard-Pacific Corp	4,774
2,152	*	Toll Brothers, Inc	74,524
		TOTAL GENERAL BUILDING CONTRACTORS	678,982

GENERAL MERCHANDISE STORES - 1.41%
6,558		Dollar General Corp	115,880
1,437	*	Dollar Tree Stores, Inc	39,762
2,321		Family Dollar Stores, Inc	61,739
1,418		JC Penney Co, Inc	85,661
288		Saks, Inc	5,558
9,507		TJX Cos, Inc	235,964
		TOTAL GENERAL MERCHANDISE STORES	544,564

HEALTH SERVICES - 2.17%
1,594	*	Community Health Systems, Inc	57,623
3,217	*	Coventry Health Care, Inc	173,654
2,027	*	DaVita, Inc	122,046
4,326		Health Management Associates, Inc (Class A)	93,312
2,509	*	Laboratory Corp of America Holdings	146,726
1,106	*	LifePoint Hospitals, Inc	34,397
1,825	*	Lincare Holdings, Inc	71,102
1,568		Manor Care, Inc	69,541
1,560	*	Tenet Healthcare Corp	11,513
630	*	Triad Hospitals, Inc	26,397

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
598		Universal Health Services, Inc (Class B)	$30,372
		TOTAL HEALTH SERVICES	836,683

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.59%
1,741		Fluor Corp	149,378
905	*	Jacobs Engineering Group, Inc	78,500
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	227,878

HOLDING AND OTHER INVESTMENT OFFICES - 2.03%
608		Choice Hotels International, Inc	27,834
600	*	Dolby Laboratories, Inc (Class A)	12,540
394		Federal Realty Investment Trust	29,629
1,713		General Growth Properties, Inc	83,714
307		Global Signal, Inc	15,104
2,905		iShares Russell Midcap Growth Index Fund	294,422
110		KKR Financial Corp	2,467
394		Macerich Co	29,136
1,103		Mills Corp	30,884
498		New Century Financial Corp	22,918
390		Prologis	20,865
1,303		Public Storage, Inc	105,843
80		SL Green Realty Corp	8,120
1,135		United Dominion Realty Trust, Inc	32,393
2,002		Ventas, Inc	66,426
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	782,295

HOTELS AND OTHER LODGING PLACES - 1.65%
848		Boyd Gaming Corp	42,349
7,582		Hilton Hotels Corp	193,038
490	*	Las Vegas Sands Corp	27,763
2,396	*	MGM Mirage	103,244
2,667	*	Starwood Hotels & Resorts Worldwide, Inc	180,636
1,111		Station Casinos, Inc	88,180
		TOTAL HOTELS AND OTHER LODGING PLACES	635,210

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.59%
3,716		American Standard Cos, Inc	159,268
860		Black & Decker Corp	74,725
317		Carlisle Cos, Inc	25,931
532		Cummins, Inc	55,913
1,266		Diebold, Inc	52,033
1,424		Donaldson Co, Inc	48,117
2,727		Dover Corp	132,423
400	*	Dresser-Rand Group, Inc	9,940
850		Eaton Corp	62,025
1,350	*	FMC Technologies, Inc	69,147
1,327		Graco, Inc	60,286
2,427	*	Grant Prideco, Inc	103,973
774		IDEX Corp	40,380
6,819		International Game Technology	240,165
2,387		Joy Global, Inc	142,671
2,782	*	Lam Research Corp	119,626
2,175	*	Lexmark International, Inc	98,702
7,280	*	Network Appliance, Inc	262,298
1,248	*	Novellus Systems, Inc	29,952
210		Pall Corp	6,550
1,041		Parker Hannifin Corp	83,915

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
1,714		Pentair, Inc	$69,846
3,661		Rockwell Automation, Inc	263,263
2,930	*	SanDisk Corp	168,534
1,192	*	Scientific Games Corp (Class A)	41,875
4,202		Smith International, Inc	163,710
8,478	*	Solectron Corp	33,912
1,091		Stanley Works	55,270
4,162		Symbol Technologies, Inc	44,034
767		Timken Co	24,751
815		Toro Co	38,916
4,342	*	Western Digital Corp	84,365
1,400	*	Zebra Technologies Corp (Class A)	62,608
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,929,124

INSTRUMENTS AND RELATED PRODUCTS - 5.79%
1,333	*	Affymetrix, Inc	43,896
7,225	*	Agilent Technologies, Inc	271,299
1,352		Ametek, Inc	60,786
813	*	Avid Technology, Inc	35,333
2,128		Bard (C.R.), Inc	144,300
932		Bausch & Lomb, Inc	59,368
1,223		Beckman Coulter, Inc	66,739
4,973		Biomet, Inc	176,641
700		Cooper Cos, Inc	37,821
2,294	*	Cytyc Corp	64,645
1,630		Dentsply International, Inc	94,785
1,154	*	Edwards Lifesciences Corp	50,199
1,244	*	Fisher Scientific International, Inc	84,654
1,239	*	Flir Systems, Inc	35,200
3,915		Kla-Tencor Corp	189,329
647	*	Mettler-Toledo International, Inc	39,040
1,056	*	Millipore Corp	77,151
1,340		PerkinElmer, Inc	31,450
2,396		Pitney Bowes, Inc	102,860
1,380	*	Resmed, Inc	60,692
1,384	*	Respironics, Inc	53,851
1,410		Roper Industries, Inc	68,568
356		Tektronix, Inc	12,713
2,649	*	Teradyne, Inc	41,086
1,163	*	Thermo Electron Corp	43,136
1,047	*	Trimble Navigation Ltd	47,167
2,655	*	Varian Medical Systems, Inc	149,105
2,091	*	Waters Corp	90,227
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,232,041

INSURANCE AGENTS, BROKERS AND SERVICE - 1.10%
2,228		Brown & Brown, Inc	73,970
1,761	*	ChoicePoint, Inc	78,805
176		Erie Indemnity Co (Class A)	9,265
2,500	*	Express Scripts, Inc	219,750
1,483		Gallagher (Arthur J.) & Co	41,242
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	423,032

INSURANCE CARRIERS - 1.16%
471		Ambac Financial Group, Inc	37,492
1,046	*	AMERIGROUP Corp	22,008
100		Hanover Insurance Group, Inc	5,242

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
1,044		HCC Insurance Holdings, Inc	$36,331
1,299	*	Health Net, Inc	66,015
2,424	*	Humana, Inc	127,624
95	*	Markel Corp	32,080
139		MBIA, Inc	8,358
891	*	Philadelphia Consolidated Holding Co	30,419
838	*	Sierra Health Services, Inc	34,107
50		Transatlantic Holdings, Inc	2,923
456		Unitrin, Inc	21,209
402		W.R. Berkley Corp	23,340
		TOTAL INSURANCE CARRIERS	447,148

LEATHER AND LEATHER PRODUCTS - 0.76%
7,472	*	Coach, Inc	258,382
1,000	*	Timberland Co (Class A)	34,230
		TOTAL LEATHER AND LEATHER PRODUCTS	292,612

METAL MINING - 1.12%
3,579		Freeport-McMoRan Copper & Gold, Inc (Class A)	213,917
2,160		Phelps Dodge Corp	173,945
523		Southern Copper Corp	44,183
		TOTAL METAL MINING	432,045

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.65%
2,904		Fortune Brands, Inc	234,150
952		Mattel, Inc	17,260
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	251,410

MISCELLANEOUS RETAIL - 0.92%
442		Alberto-Culver Co	19,550
227		Barnes & Noble, Inc	10,499
1,227		CDW Corp	72,209
672	*	Dick's Sporting Goods, Inc	26,658
2,717		Michaels Stores, Inc	102,105
2,886		Petsmart, Inc	81,212
1,144		Tiffany & Co	42,946
		TOTAL MISCELLANEOUS RETAIL	355,179

MOTION PICTURES - 0.27%
761	*	DreamWorks Animation SKG, Inc (Class A)	20,128
1,080	*	Pixar	69,271
883		Regal Entertainment Group (Class A)	16,609
		TOTAL MOTION PICTURES	106,008

NONDEPOSITORY INSTITUTIONS - 0.39%
1,122	*	AmeriCredit Corp	34,479
1,374		CapitalSource, Inc	34,185
541		First Marblehead Corp	23,398
640		IndyMac Bancorp, Inc	26,195
381	*	Nelnet, Inc	15,869
75		Student Loan Corp	17,475
		TOTAL NONDEPOSITORY INSTITUTIONS	151,601

NONMETALLIC MINERALS, EXCEPT FUELS - 0.30%
1,319		Vulcan Materials Co	114,291
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	114,291

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
OIL AND GAS EXTRACTION - 4.64%
6,454		BJ Services Co	$223,308
2,782		Chesapeake Energy Corp	87,383
1,848	*	Cooper Cameron Corp	81,460
2,284	*	Denbury Resources, Inc	72,334
1,172		Diamond Offshore Drilling, Inc	104,894
2,192		ENSCO International, Inc	112,778
2,174		Equitable Resources, Inc	79,373
652		Helmerich & Payne, Inc	45,523
2,031	*	National Oilwell Varco, Inc	130,228
1,777	*	Newfield Exploration Co	74,456
462		Noble Energy, Inc	20,291
3,404		Patterson-UTI Energy, Inc	108,792
129		Pioneer Natural Resources Co	5,708
1,577	*	Plains Exploration & Production Co	60,935
1,682	*	Pride International, Inc	52,445
1,100	*	Quicksilver Resources, Inc	42,526
2,526		Range Resources Corp	68,985
1,270		Rowan Cos, Inc	55,829
880	*	Unit Corp	49,060
7,166		XTO Energy, Inc	312,223
		TOTAL OIL AND GAS EXTRACTION	1,788,531

PERSONAL SERVICES - 0.47%
6,602		H&R Block, Inc	142,933
778		Weight Watchers International, Inc	39,989
		TOTAL PERSONAL SERVICES	182,922

PETROLEUM AND COAL PRODUCTS - 1.89%
4,775		EOG Resources, Inc	343,800
3,285		Murphy Oil Corp	163,659
2,186		Sunoco, Inc	169,568
772		Tesoro Corp	52,758
		TOTAL PETROLEUM AND COAL PRODUCTS	729,785

PRIMARY METAL INDUSTRIES - 0.49%
1,963		Allegheny Technologies, Inc	120,096
983	*	Andrew Corp	12,071
100		Hubbell, Inc (Class B)	5,126
896		Precision Castparts Corp	53,222
		TOTAL PRIMARY METAL INDUSTRIES	190,515

PRINTING AND PUBLISHING - 1.21%
764	*	ACCO Brands Corp	16,961
1,078		Dow Jones & Co, Inc	42,365
1,356	*	Dun & Bradstreet Corp	103,978
1,648		EW Scripps Co	73,682
875		John Wiley & Sons, Inc (Class A)	33,119
866		Meredith Corp	48,314
1,225	*	R.H. Donnelley Corp	71,332
98		Washington Post Co (Class B)	76,122
		TOTAL PRINTING AND PUBLISHING	465,873

RAILROAD TRANSPORTATION - 0.16%
1,145		Norfolk Southern Corp	61,910
		TOTAL RAILROAD TRANSPORTATION	61,910

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
REAL ESTATE - 0.61%
977	*	CB Richard Ellis Group, Inc	$78,844
1,270		Forest City Enterprises, Inc (Class A)	59,881
1,556		St. Joe Co	97,779
		TOTAL REAL ESTATE	236,504

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.14%
1,437	*	Goodyear Tire & Rubber Co	20,808
583		Sealed Air Corp	33,738
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	54,546

SECURITY AND COMMODITY BROKERS - 3.25%
654	*	Affiliated Managers Group, Inc	69,723
1,051	*	BISYS Group, Inc	14,167
380		BlackRock, Inc	53,200
686		Chicago Mercantile Exchange Holdings, Inc	306,985
2,613		Eaton Vance Corp	71,544
1,490		Federated Investors, Inc (Class B)	58,185
280		Interactive Data Corp	6,580
2,491		Legg Mason, Inc	312,197
1,050		Nuveen Investments, Inc	50,558
1,252		SEI Investments Co	50,744
2,621		T Rowe Price Group, Inc	204,988
2,705		TD Ameritrade Holding Corp	56,453
		TOTAL SECURITY AND COMMODITY BROKERS	1,255,324

STONE, CLAY, AND GLASS PRODUCTS - 0.14%
934		Florida Rock Industries, Inc	52,509
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	52,509

TOBACCO PRODUCTS - 0.19%
1,739		UST, Inc	72,342
		TOTAL TOBACCO PRODUCTS	72,342

TRANSPORTATION BY AIR - 0.69%
3,581	*	AMR Corp	96,866
2,960	*	JetBlue Airways Corp	31,731
7,686		Southwest Airlines Co	138,271
		TOTAL TRANSPORTATION BY AIR	266,868

TRANSPORTATION EQUIPMENT - 3.16%
249		Autoliv, Inc	14,088
356		BorgWarner, Inc	21,374
1,394		Brunswick Corp	54,171
3,062		Gentex Corp	53,463
2,415		Goodrich Corp	105,318
703		Harsco Corp	58,082
3,352		ITT Industries, Inc	188,449
780		Martin Marietta Materials, Inc	83,483
1,246	*	Navistar International Corp	34,365
1,462		Oshkosh Truck Corp	90,995
3,006		Paccar, Inc	211,863
275	*	Pactiv Corp	6,749
854		Polaris Industries, Inc	46,594
3,545		Rockwell Collins, Inc	199,761
555		Textron, Inc	51,831
		TOTAL TRANSPORTATION EQUIPMENT	1,220,586

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES			VALUE
TRANSPORTATION SERVICES - 1.02%
793		Brink's Co	$40,253
3,412		CH Robinson Worldwide, Inc	167,495
2,135		Expeditors International Washington, Inc	184,443
		TOTAL TRANSPORTATION SERVICES	392,191

TRUCKING AND WAREHOUSING - 0.42%
1,040		CNF, Inc	51,938
2,272		J.B. Hunt Transport Services, Inc	48,939
1,187		Landstar System, Inc	52,370
326	*	Swift Transportation Co, Inc	7,084
		TOTAL TRUCKING AND WAREHOUSING	160,331

WATER TRANSPORTATION - 0.07%
466		Tidewater, Inc	25,737
		TOTAL WATER TRANSPORTATION	25,737

WHOLESALE TRADE-DURABLE GOODS - 1.30%
1,273	*	Advanced Medical Optics, Inc	59,373
904	*	Avnet, Inc	22,944
1,283	*	Copart, Inc	35,218
1,778	*	Henry Schein, Inc	85,095
1,250	*	Ingram Micro, Inc (Class A)	25,000
939		MSC Industrial Direct Co (Class A)	50,725
745		Omnicare, Inc	40,968
2,766	*	Patterson Cos, Inc	97,363
1,048		SCP Pool Corp	49,162
389	*	Tech Data Corp	14,358
295		W.W. Grainger, Inc	22,228
		TOTAL WHOLESALE TRADE-DURABLE GOODS	502,434

WHOLESALE TRADE-NONDURABLE GOODS - 0.54%
100		Airgas, Inc	3,909
1,053		Brown-Forman Corp (Class B)	81,049
2,359		McKesson Corp	122,965
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	207,923

		TOTAL COMMON STOCKS
		(Cost $27,137,343)	38,135,424

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.36%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.36%
$ 140,000		Federal National Mortgage Association (FNMA), 4.650%, 04/03/06	140,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	140,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $139,964)	140,000

		TOTAL PORTFOLIO - 99.22%
		(Cost $27,277,307)	38,275,424
		OTHER ASSETS & LIABILITIES, NET - 0.78%	301,730

		NET ASSETS - 100.00%	$38,577,154

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.85%

AMUSEMENT AND RECREATION SERVICES - 0.38%
2,041		Harrah's Entertainment, Inc	$159,116
933		International Speedway Corp (Class A)	47,490
1,880		Westwood One, Inc	20,755
		TOTAL AMUSEMENT AND RECREATION SERVICES	227,361

APPAREL AND ACCESSORY STORES - 0.18%
1,213	*	AnnTaylor Stores Corp	44,626
200		Claire's Stores, Inc	7,262
2,252		Foot Locker, Inc	53,778
		TOTAL APPAREL AND ACCESSORY STORES	105,666

APPAREL AND OTHER TEXTILE PRODUCTS - 0.83%
392	*	Columbia Sportswear Co	20,905
3,425		Jones Apparel Group, Inc	121,142
3,197		Liz Claiborne, Inc	131,013
1,259		Polo Ralph Lauren Corp	76,308
2,607		VF Corp	148,338
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	497,706

AUTO REPAIR, SERVICES AND PARKING - 0.09%
1,163		Ryder System, Inc	52,079
		TOTAL AUTO REPAIR, SERVICES AND PARKING	52,079

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.19%
5,274	*	Autonation, Inc	113,655
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	113,655

BUSINESS SERVICES - 3.92%
1,238	*	Affiliated Computer Services, Inc (Class A)	73,859
10,953	*	BEA Systems, Inc	143,813
3,670	*	BMC Software, Inc	79,492
4,443	*	Cadence Design Systems, Inc	82,151
389	*	Checkfree Corp	19,645
300	*	Clear Channel Outdoor Holdings, Inc	7,035
5,686	*	Computer Sciences Corp	315,857
6,505	*	Compuware Corp	50,934
4,283	*	Convergys Corp	77,993
1,546		Deluxe Corp	40,459
11,902		Electronic Data Systems Corp	319,331
1,742	*	Emdeon Corp	18,814
1,024		Equifax, Inc	38,134
511		Fair Isaac Corp	20,246
1,674	*	Interpublic Group of Cos, Inc	16,003
437	*	Lamar Advertising Co	22,995
1,937		Manpower, Inc	110,758
4,181	*	NCR Corp	174,724
11,377	*	Novell, Inc	87,375
789	*	Rent-A-Center, Inc	20,191

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
1,627		Reynolds & Reynolds Co (Class A)	$46,207
3,931		Sabre Holdings Corp	92,496
3,221		ServiceMaster Co	42,260
41,841	*	Sun Microsystems, Inc	214,644
2,678	*	Sybase, Inc	56,559
3,645	*	Synopsys, Inc	81,466
400	*	Take-Two Interactive Software, Inc	7,464
10,190	*	Unisys Corp	70,209
44		Wesco Financial Corp	17,556
		TOTAL BUSINESS SERVICES	2,348,670

CHEMICALS AND ALLIED PRODUCTS - 4.84%
1,063		Albemarle Corp	48,207
938		Avery Dennison Corp	54,854
5,632	*	Biogen Idec, Inc	265,267
1,679		Cabot Corp	57,069
1,600		Celanese Corp (Series A)	33,552
4,624		Chemtura Corp	54,471
200	*	Chiron Corp	9,162
4,595		Clorox Co	275,011
1,218		Cytec Industries, Inc	73,092
2,385		Eastman Chemical Co	122,064
3,554		Engelhard Corp	140,774
1,084		FMC Corp	67,186
2,455	*	Hospira, Inc	96,874
1,825	*	Huntsman Corp	35,223
759	*	Invitrogen Corp	53,229
7,321	*	King Pharmaceuticals, Inc	126,287
1,998		Lubrizol Corp	85,614
6,009		Lyondell Chemical Co	119,579
4,500	*	Millennium Pharmaceuticals, Inc	45,495
3,898	*	Mosaic Co	55,936
4,718		Mylan Laboratories, Inc	110,401
5,108		PPG Industries, Inc	323,592
4,403		Rohm & Haas Co	215,175
3,400		RPM International, Inc	60,996
1,100		Scotts Miracle-Gro Co (Class A)	50,336
1,873		Sigma-Aldrich Corp	123,225
691	*	Tronox, Inc	11,740
400		Valhi, Inc	7,080
3,072		Valspar Corp	85,617
3,137	*	Watson Pharmaceuticals, Inc	90,157
		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,897,265

COAL MINING - 0.28%
1,359		Arch Coal, Inc	103,202
860		Consol Energy, Inc	63,778
		TOTAL COAL MINING	166,980

COMMUNICATIONS - 2.30%
693	*	American Tower Corp (Class A)	21,012
4,061	*	Avaya, Inc	45,889
3,455		CenturyTel, Inc	135,160
10,261		Citizens Communications Co	136,163
2,366	*	Crown Castle International Corp	67,076
900		Hearst-Argyle Television, Inc	21,024
8,086	*	Liberty Global, Inc	165,520

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
7,603		NTL, Inc	$221,323
787		PanAmSat Holding Corp	19,533
44,985	*	Qwest Communications International, Inc	305,898
2,867		Telephone & Data Systems, Inc (Non-Vote)	113,074
3,110	*	Univision Communications, Inc (Class A)	107,202
300	*	US Cellular Corp	17,808
		TOTAL COMMUNICATIONS	1,376,682

DEPOSITORY INSTITUTIONS - 10.31%
10,423		AmSouth Bancorp	281,942
4,080		Associated Banc-Corp	138,638
2,900		Astoria Financial Corp	89,784
1,400		Bank of Hawaii Corp	74,634
680		BOK Financial Corp	32,334
700		Capitol Federal Financial	22,610
5,953		CIT Group, Inc	318,605
1,260		City National Corp	96,755
4,535		Colonial Bancgroup, Inc	113,375
5,030		Comerica, Inc	291,589
543		Commerce Bancorp, Inc	19,901
1,868		Commerce Bancshares, Inc	96,520
3,693		Compass Bancshares, Inc	186,903
1,480		Cullen/Frost Bankers, Inc	79,550
587		Downey Financial Corp	39,505
3,737		First Horizon National Corp	155,646
2,542		FirstMerit Corp	62,686
5,006		Fulton Financial Corp	86,103
7,728		Huntington Bancshares, Inc	186,477
2,480		Independence Community Bank Corp	103,366
1,445		International Bancshares Corp	41,515
12,143		Keycorp	446,862
2,291		M&T Bank Corp	261,495
6,819		Marshall & Ilsley Corp	297,172
11,670		Mellon Financial Corp	415,452
3,521		Mercantile Bankshares Corp	135,382
7,801		New York Community Bancorp, Inc	136,674
14,232		North Fork Bancorporation, Inc	410,309
2,558		Northern Trust Corp	134,295
8,283		Popular, Inc	171,955
2,860		Sky Financial Group, Inc	75,790
2,096		South Financial Group, Inc	54,810
10,898		Sovereign Bancorp, Inc	238,775
1,096		TCF Financial Corp	28,222
3,234		TD Banknorth, Inc	94,918
1,707		UnionBanCal Corp	119,763
3,228		Valley National Bancorp	82,701
2,646		Washington Federal, Inc	64,033
1,658		Webster Financial Corp	80,347
1,850		Whitney Holding Corp	65,601
2,000		Wilmington Trust Corp	86,700
3,115		Zions Bancorporation	257,704
		TOTAL DEPOSITORY INSTITUTIONS	6,177,398

EATING AND DRINKING PLACES - 0.31%
775		CBRL Group, Inc	34,030
819		Commerce Group, Inc	43,276
154		Outback Steakhouse, Inc	6,776

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
1,617		Wendy's International, Inc	$100,351
		TOTAL EATING AND DRINKING PLACES	184,433

EDUCATIONAL SERVICES - 0.01%
134	*	Laureate Education, Inc	7,153
		TOTAL EDUCATIONAL SERVICES	7,153

ELECTRIC, GAS, AND SANITARY SERVICES - 14.15%
2,289		AGL Resources, Inc	82,518
4,873	*	Allegheny Energy, Inc	164,951
3,471		Alliant Energy Corp	109,232
4,464	*	Allied Waste Industries, Inc	54,639
5,790		Ameren Corp	288,458
11,435		American Electric Power Co, Inc	389,019
3,383		Aqua America, Inc	94,115
2,285		Atmos Energy Corp	60,164
9,107		Centerpoint Energy, Inc	108,647
5,907		Cinergy Corp	268,237
6,559	*	CMS Energy Corp	84,939
7,243		Consolidated Edison, Inc	315,071
5,316		Constellation Energy Group, Inc	290,838
3,732		DPL, Inc	100,764
5,207		DTE Energy Co	208,749
9,703		Edison International	399,570
19,300		El Paso Corp	232,565
2,138		Energen Corp	74,830
4,343		Energy East Corp	105,535
2,250		Great Plains Energy, Inc	63,338
2,450		Hawaiian Electric Industries, Inc	66,469
5,211		KeySpan Corp	212,974
163		Kinder Morgan, Inc	14,994
3,522		MDU Resources Group, Inc	117,811
2,500		National Fuel Gas Co	81,800
8,020		NiSource, Inc	162,164
4,561		Northeast Utilities	89,076
4,112	*	NRG Energy, Inc	185,945
3,166		NSTAR	90,579
2,740		OGE Energy Corp	79,460
3,535		Oneok, Inc	114,004
5,632		Pepco Holdings, Inc	128,353
10,287		PG&E Corp	400,164
2,308		Piedmont Natural Gas Co, Inc	55,369
2,929		Pinnacle West Capital Corp	114,524
2,018		PNM Resources, Inc	49,239
11,310		PPL Corp	332,514
7,404		Progress Energy, Inc	325,628
7,479		Public Service Enterprise Group, Inc	478,955
3,400		Puget Energy, Inc	72,012
1,896		Questar Corp	132,815
8,986	*	Reliant Energy, Inc	95,072
4,146		Republic Services, Inc	176,246
3,377		SCANA Corp	132,513
7,632		Sempra Energy	354,583
2,926		Southern Union Co	72,653
6,231		TECO Energy, Inc	100,444
3,135		UGI Corp	66,054
2,200		Vectren Corp	58,036

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
2,560		Westar Energy, Inc	$53,274
116		Western Gas Resources, Inc	5,597
6,973		Williams Cos, Inc	149,152
3,510		Wisconsin Energy Corp	140,365
1,198		WPS Resources Corp	58,966
11,885		Xcel Energy, Inc	215,713
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	8,479,696

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.84%
3,501	*	ADC Telecommunications, Inc	89,591
6,824	*	Advanced Micro Devices, Inc	226,284
1,100		AVX Corp	19,470
523	*	Comverse Technology, Inc	12,306
315	*	Energizer Holdings, Inc	16,695
10,410	*	Freescale Semiconductor, Inc (Class B)	289,086
652		Harris Corp	30,833
448	*	International Rectifier Corp	18,561
2,237		Intersil Corp (Class A)	64,694
23,834	*	JDS Uniphase Corp	99,388
1,467		L-3 Communications Holdings, Inc	125,854
7,291	*	LSI Logic Corp	84,284
131,685	*	Lucent Technologies, Inc	401,639
9,368	*	Micron Technology, Inc	137,897
2,038		Molex, Inc	67,662
7,600	*	Sanmina-SCI Corp	31,160
445	*	Spectrum Brands, Inc	9,665
1,073		Teleflex, Inc	76,859
13,351	*	Tellabs, Inc	212,281
977	*	Thomas & Betts Corp	50,198
3,441	*	Vishay Intertechnology, Inc	49,000
969		Warner Music Group Corp	21,018
1,817		Whirlpool Corp	166,201
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,300,626

ENGINEERING AND MANAGEMENT SERVICES - 0.21%
2,233	*	Ceridian Corp	56,830
1,137	*	Charles River Laboratories International, Inc	55,736
488	*	Hewitt Associates, Inc	14,513
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	127,079

FABRICATED METAL PRODUCTS - 0.34%
312	*	Alliant Techsystems, Inc	24,077
2,641		Ball Corp	115,755
1,710		Snap-On, Inc	65,185
		TOTAL FABRICATED METAL PRODUCTS	205,017

FOOD AND KINDRED PRODUCTS - 4.06%
19,391		Archer Daniels Midland Co	652,507
3,440		Campbell Soup Co	111,456
8,920		Coca-Cola Enterprises, Inc	181,433
15,432		ConAgra Foods, Inc	331,171
4,272	*	Constellation Brands, Inc (Class A)	107,014
4,158	*	Dean Foods Co	161,455
5,777		Del Monte Foods Co	68,515
4,860		H.J. Heinz Co	184,291
2,200		Hormel Foods Corp	74,360
1,586		J.M. Smucker Co	62,964

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
1,333		McCormick & Co, Inc (Non-Vote)	$45,135
1,408		Molson Coors Brewing Co (Class B)	96,617
3,115		Pepsi Bottling Group, Inc	94,665
2,121		PepsiAmericas, Inc	51,858
401		Pilgrim's Pride Corp	8,690
2,599	*	Smithfield Foods, Inc	76,255
909	*	TreeHouse Foods, Inc	24,134
7,303		Tyson Foods, Inc (Class A)	100,343
		TOTAL FOOD AND KINDRED PRODUCTS	2,432,863

FOOD STORES - 1.21%
10,995		Albertson's, Inc	282,242
21,715		Kroger Co	442,117
		TOTAL FOOD STORES	724,359

FURNITURE AND FIXTURES - 1.14%
1,069		Hillenbrand Industries, Inc	58,784
4,657		Johnson Controls, Inc	353,606
4,038		Leggett & Platt, Inc	98,406
6,759		Newell Rubbermaid, Inc	170,259
		TOTAL FURNITURE AND FIXTURES	681,055

FURNITURE AND HOMEFURNISHINGS STORES - 0.32%
2,962		Circuit City Stores, Inc	72,510
1,193	*	Mohawk Industries, Inc	96,299
1,130		Steelcase, Inc (Class A)	20,340
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	189,149

GENERAL BUILDING CONTRACTORS - 1.26%
736		Beazer Homes USA, Inc	48,355
1,795		Centex Corp	111,272
2,173		DR Horton, Inc	72,187
425		KB Home	27,617
1,466		Lennar Corp (Class A)	88,517
200		Lennar Corp (Class B)	11,158
380		MDC Holdings, Inc	24,438
707	*	Meritage Homes Corp	38,857
6,390		Pulte Homes, Inc	245,504
330		Ryland Group, Inc	22,902
1,830		Standard-Pacific Corp	61,525
		TOTAL GENERAL BUILDING CONTRACTORS	752,332

GENERAL MERCHANDISE STORES - 1.79%
2,071	*	BJ's Wholesale Club, Inc	65,257
1,889		Dillard's, Inc (Class A)	49,190
1,108	*	Dollar Tree Stores, Inc	30,658
1,016		Family Dollar Stores, Inc	27,026
8,106		Federated Department Stores, Inc	591,738
4,083		JC Penney Co, Inc	246,654
3,220		Saks, Inc	62,146
		TOTAL GENERAL MERCHANDISE STORES	1,072,669

HEALTH SERVICES - 0.85%
6,214		AmerisourceBergen Corp	299,950
522	*	Community Health Systems, Inc	18,870
751		Health Management Associates, Inc (Class A)	16,199
11,958	*	Tenet Healthcare Corp	88,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
1,593	*	Triad Hospitals, Inc	$66,747
364		Universal Health Services, Inc (Class B)	18,488
		TOTAL HEALTH SERVICES	508,504

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.05%
343	*	Jacobs Engineering Group, Inc	29,752
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	29,752

HOLDING AND OTHER INVESTMENT OFFICES - 11.09%
2,512		AMB Property Corp	136,326
3,563		American Capital Strategies Ltd	125,275
3,689		American Financial Realty Trust	42,977
3,710		Annaly Mortgage Management, Inc	45,039
2,837		Apartment Investment & Management Co (Class A)	133,055
6,309		Archstone-Smith Trust	307,690
1,965		Arden Realty, Inc	88,680
2,159		AvalonBay Communities, Inc	235,547
3,311		Boston Properties, Inc	308,751
1,500		BRE Properties, Inc (Class A)	84,000
1,382		Camden Property Trust	99,573
1,702		CarrAmerica Realty Corp	75,926
1,346		CBL & Associates Properties, Inc	57,138
2,200		Crescent Real Estate Equities Co	46,354
3,230		Developers Diversified Realty Corp	176,843
3,986		Duke Realty Corp	151,269
11,340		Equity Office Properties Trust	380,797
8,539		Equity Residential	399,540
684		Essex Property Trust, Inc	74,371
970		Federal Realty Investment Trust	72,944
4,029		Friedman Billings Ramsey Group, Inc	37,792
2,636		General Growth Properties, Inc	128,821
3,918		Health Care Property Investors, Inc	111,271
1,661		Health Care REIT, Inc	63,284
1,445		Healthcare Realty Trust, Inc	54,014
2,174		Hospitality Properties Trust	94,939
11,502		Host Marriott Corp	246,143
6,299		HRPT Properties Trust	73,950
1,515		iShares Russell Midcap Value Index Fund	202,101
3,363		iStar Financial, Inc	128,736
5,912		Kimco Realty Corp	240,264
900		KKR Financial Corp	20,187
2,643		Liberty Property Trust	124,644
1,480		Macerich Co	109,446
1,843		Mack-Cali Realty Corp	88,464
783		New Century Financial Corp	36,034
3,033		New Plan Excel Realty Trust	78,676
1,230		Pan Pacific Retail Properties, Inc	87,207
6,580		Prologis	352,030
558		Public Storage, Inc	45,326
2,202		Rayonier, Inc	100,389
2,547		Realty Income Corp	61,663
2,425		Reckson Associates Realty Corp	111,114
2,048		Regency Centers Corp	137,605
1,385		Shurgard Storage Centers, Inc (Class A)	92,283
1,143		SL Green Realty Corp	116,015
3,132		Thornburg Mortgage, Inc	84,752
2,680		Trizec Properties, Inc	68,956

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
2,336		United Dominion Realty Trust, Inc	$66,669
3,575		Vornado Realty Trust	343,200
2,390		Weingarten Realty Investors	97,393
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	6,645,463

HOTELS AND OTHER LODGING PLACES - 0.28%
2,475	*	Starwood Hotels & Resorts Worldwide, Inc	167,632
		TOTAL HOTELS AND OTHER LODGING PLACES	167,632

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.20%
1,047		Black & Decker Corp	90,974
443		Carlisle Cos, Inc	36,237
595		Cummins, Inc	62,535
200		Diebold, Inc	8,220
1,975		Dover Corp	95,906
200	*	Dresser-Rand Group, Inc	4,970
3,198		Eaton Corp	233,358
333		IDEX Corp	17,373
1,813	*	Novellus Systems, Inc	43,512
3,422		Pall Corp	106,732
2,018		Parker Hannifin Corp	162,671
487		Pentair, Inc	19,845
1,364	*	SanDisk Corp	78,457
13,432	*	Solectron Corp	53,728
1,792		SPX Corp	95,729
842		Stanley Works	42,656
1,059		Symbol Technologies, Inc	11,204
1,465	*	Terex Corp	116,087
1,203		Timken Co	38,821
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,319,015

INSTRUMENTS AND RELATED PRODUCTS - 2.46%
1,995	*	Agilent Technologies, Inc	74,912
5,494		Applera Corp (Applied Biosystems Group)	149,107
100	*	Avid Technology, Inc	4,346
163		Bausch & Lomb, Inc	10,383
308		Cooper Cos, Inc	16,641
8,549		Eastman Kodak Co	243,134
1,702	*	Fisher Scientific International, Inc	115,821
287	*	Mettler-Toledo International, Inc	17,318
1,800		PerkinElmer, Inc	42,246
3,277		Pitney Bowes, Inc	140,682
360		Roper Industries, Inc	17,507
1,898		Tektronix, Inc	67,778
1,808	*	Teradyne, Inc	28,042
3,034	*	Thermo Electron Corp	112,531
28,554	*	Xerox Corp	434,021
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,474,469

INSURANCE AGENTS, BROKERS AND SERVICE - 0.77%
9,433		AON Corp	391,564
1,049		Erie Indemnity Co (Class A)	55,219
491		Gallagher (Arthur J.) & Co	13,655
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	460,438

INSURANCE CARRIERS - 8.79%
149	*	Alleghany Corp	43,136

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
2,489		Ambac Financial Group, Inc	$198,124
1,410		American Financial Group, Inc	58,670
240		American National Insurance Co	26,899
1,194		AmerUs Group Co	71,927
3,258		Assurant, Inc	160,457
3,606		Cigna Corp	471,016
5,236		Cincinnati Financial Corp	220,279
700	*	CNA Financial Corp	22,288
4,432	*	Conseco, Inc	110,002
4,843		Fidelity National Financial, Inc	172,072
902		Fidelity National Title Group, Inc	20,539
2,452		First American Corp	96,020
6,285		Genworth Financial, Inc	210,108
1,482		Hanover Insurance Group, Inc	77,686
1,617		HCC Insurance Holdings, Inc	56,272
1,393	*	Health Net, Inc	70,792
1,223	*	Humana, Inc	64,391
4,056		Jefferson-Pilot Corp	226,893
2,394		Leucadia National Corp	142,826
5,115		Lincoln National Corp	279,228
180	*	Markel Corp	60,782
3,748		MBIA, Inc	225,367
800		Mercury General Corp	43,920
2,625		MGIC Investment Corp	174,904
1,651		Nationwide Financial Services, Inc (Class A)	71,026
6,805		Old Republic International Corp	148,485
300	*	Philadelphia Consolidated Holding Co	10,242
2,595		PMI Group, Inc	119,162
8,747		Principal Financial Group	426,854
2,041		Protective Life Corp	101,519
2,581		Radian Group, Inc	155,505
900		Reinsurance Group Of America, Inc	42,561
3,786		Safeco Corp	190,095
310	*	Sierra Health Services, Inc	12,617
1,680		Stancorp Financial Group, Inc	90,905
3,115		Torchmark Corp	177,867
738		Transatlantic Holdings, Inc	43,136
762		Unitrin, Inc	35,441
8,923		UnumProvident Corp	182,743
2,611		W.R. Berkley Corp	151,595
		TOTAL INSURANCE CARRIERS	5,264,351

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.14%
3,013		Laidlaw International, Inc	81,954
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	81,954

LUMBER AND WOOD PRODUCTS - 0.49%
3,373		Louisiana-Pacific Corp	91,746
5,477		Plum Creek Timber Co, Inc	202,266
		TOTAL LUMBER AND WOOD PRODUCTS	294,012

METAL MINING - 0.38%
2,812		Phelps Dodge Corp	226,450
		TOTAL METAL MINING	226,450

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.47%
4,596		Hasbro, Inc	96,976

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
10,319		Mattel, Inc	$187,083
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	284,059

MISCELLANEOUS RETAIL - 1.21%
1,570		Alberto-Culver Co	69,441
1,078		Barnes & Noble, Inc	49,858
2,058		Borders Group, Inc	51,944
8,827	*	Office Depot, Inc	328,717
2,139		OfficeMax, Inc	64,534
15,786	*	Rite Aid Corp	63,144
2,568		Tiffany & Co	96,403
		TOTAL MISCELLANEOUS RETAIL	724,041

NONDEPOSITORY INSTITUTIONS - 0.40%
4,031		Allied Capital Corp	123,349
2,199	*	AmeriCredit Corp	67,575
626		CapitalSource, Inc	15,575
835		IndyMac Bancorp, Inc	34,177
		TOTAL NONDEPOSITORY INSTITUTIONS	240,676

NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
997		Vulcan Materials Co	86,390
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	86,390

OIL AND GAS EXTRACTION - 2.58%
6,726		Chesapeake Energy Corp	211,264
598	*	Cooper Cameron Corp	26,360
8,700	*	Dynegy, Inc (Class A)	41,760
1,318		ENSCO International, Inc	67,811
366		Equitable Resources, Inc	13,363
1,546	*	Forest Oil Corp	57,480
514		Helmerich & Payne, Inc	35,887
3,429		Kerr-McGee Corp	327,401
2,166	*	National Oilwell Varco, Inc	138,884
1,032	*	Newfield Exploration Co	43,241
4,530		Noble Energy, Inc	198,958
3,622		Pioneer Natural Resources Co	160,274
1,829		Pogo Producing Co	91,907
2,153	*	Pride International, Inc	67,131
1,370		Rowan Cos, Inc	60,225
100	*	Unit Corp	5,575
		TOTAL OIL AND GAS EXTRACTION	1,547,521

PAPER AND ALLIED PRODUCTS - 1.07%
3,126		Bemis Co	98,719
5,476		MeadWestvaco Corp	149,550
1,880		Packaging Corp of America	42,187
7,515	*	Smurfit-Stone Container Corp	101,979
2,930		Sonoco Products Co	99,239
3,329		Temple-Inland, Inc	148,307
		TOTAL PAPER AND ALLIED PRODUCTS	639,981

PERSONAL SERVICES - 0.12%
9,482		Service Corp International	73,960
		TOTAL PERSONAL SERVICES	73,960

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
PETROLEUM AND COAL PRODUCTS - 1.00%
2,322		Amerada Hess Corp	$330,653
1,940		Ashland, Inc	137,895
912		Sunoco, Inc	70,744
902		Tesoro Corp	61,643
		TOTAL PETROLEUM AND COAL PRODUCTS	600,935

PRIMARY METAL INDUSTRIES - 1.66%
3,778	*	Andrew Corp	46,394
1,730		Hubbell, Inc (Class B)	88,680
4,767		Nucor Corp	499,534
2,626		Precision Castparts Corp	155,984
3,372		United States Steel Corp	204,613
		TOTAL PRIMARY METAL INDUSTRIES	995,205

PRINTING AND PUBLISHING - 1.37%
1,758		American Greetings Corp (Class A)	38,008
2,872		Belo (A.H.) Corp Series A	57,095
2,014		Knight Ridder, Inc	127,305
1,270		Lee Enterprises, Inc	42,278
600		McClatchy Co (Class A)	29,310
4,261		New York Times Co (Class A)	107,846
6,350		R.R. Donnelley & Sons Co	207,772
6,985		Tribune Co	191,599
27		Washington Post Co (Class B)	20,972
		TOTAL PRINTING AND PUBLISHING	822,185

RAILROAD TRANSPORTATION - 1.57%
6,447		CSX Corp	385,531
10,268		Norfolk Southern Corp	555,191
		TOTAL RAILROAD TRANSPORTATION	940,722

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.31%
1,037		Aptargroup, Inc	57,294
2,283	*	Goodyear Tire & Rubber Co	33,058
1,655		Sealed Air Corp	95,775
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	186,127

SECURITY AND COMMODITY BROKERS - 2.44%
2,316		A.G. Edwards. Inc	115,476
3,550		Bear Stearns Cos, Inc	492,385
2,033	*	BISYS Group, Inc	27,405
100	*	Cbot Holdings, Inc	11,940
12,408	*	E*Trade Financial Corp	334,768
162		Federated Investors, Inc (Class B)	6,326
653		Interactive Data Corp	15,346
6,448		Janus Capital Group, Inc	149,400
1,516		Jefferies Group, Inc	88,686
2,850		Raymond James Financial, Inc	84,246
6,628		TD Ameritrade Holding Corp	138,326
		TOTAL SECURITY AND COMMODITY BROKERS	1,464,304

STONE, CLAY, AND GLASS PRODUCTS - 0.45%
1,000		Lafarge North America, Inc	84,000
4,509	*	Owens-Illinois, Inc	78,321
1,117	b*	USG Corp	106,070
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	268,391

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES			VALUE
TOBACCO PRODUCTS - 0.77%
1,993		Loews Corp (Carolina Group)	$94,209
2,553		Reynolds American, Inc	269,342
2,378		UST, Inc	98,925
		TOTAL TOBACCO PRODUCTS	462,476

TRANSPORTATION BY AIR - 0.36%
11,863		Southwest Airlines Co	213,415
		TOTAL TRANSPORTATION BY AIR	213,415

TRANSPORTATION EQUIPMENT - 1.17%
2,100		Autoliv, Inc	118,818
1,162		BorgWarner, Inc	69,766
721		Brunswick Corp	28,018
133		Harsco Corp	10,988
490		ITT Industries, Inc	27,548
211		Martin Marietta Materials, Inc	22,583
645		Paccar, Inc	45,460
3,914	*	Pactiv Corp	96,050
2,703		Textron, Inc	252,433
1,213	*	TRW Automotive Holdings Corp	28,263
		TOTAL TRANSPORTATION EQUIPMENT	699,927

TRANSPORTATION SERVICES - 0.10%
452		Brink's Co	22,944
2,157		Lear Corp	38,244
		TOTAL TRANSPORTATION SERVICES	61,188

TRUCKING AND WAREHOUSING - 0.14%
750	*	Swift Transportation Co, Inc	16,298
1,754	*	YRC Worldwide, Inc	66,757
		TOTAL TRUCKING AND WAREHOUSING	83,055

WATER TRANSPORTATION - 0.28%
1,326		Alexander & Baldwin, Inc	63,224
879		Overseas Shipholding Group, Inc	42,130
1,108		Tidewater, Inc	61,195
		TOTAL WATER TRANSPORTATION	166,549

WHOLESALE TRADE-DURABLE GOODS - 1.41%
2,675		Adesa, Inc	71,530
3,505	*	Arrow Electronics, Inc	113,106
2,970	*	Avnet, Inc	75,379
5,204		Genuine Parts Co	228,091
1,786	*	Ingram Micro, Inc (Class A)	35,720
2,470		Omnicare, Inc	135,812
1,188	*	Tech Data Corp	43,849
1,885		W.W. Grainger, Inc	142,035
		TOTAL WHOLESALE TRADE-DURABLE GOODS	845,522

WHOLESALE TRADE-NONDURABLE GOODS - 1.37%
1,802		Airgas, Inc	70,440
136		Brown-Forman Corp (Class B)	10,468
5,420		McKesson Corp	282,545
13,369		Safeway, Inc	335,829
4,039		Supervalu, Inc	124,482
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	823,764

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

		VALUE

	TOTAL COMMON STOCKS
	(Cost $45,220,041)	$59,822,326

	TOTAL PORTFOLIO - 99.85%
	(Cost $45,220,041)	59,822,326
	OTHER ASSETS & LIABILITIES, NET - 0.15%	92,442

	NET ASSETS - 100.00%	$59,914,768

*	Non-income producing
b	In bankruptcy

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Funds use more specific industry categories in following
	their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.55%

AMUSEMENT AND RECREATION SERVICES - 0.61%
4,135		Harrah's Entertainment, Inc	$322,365
790		International Speedway Corp (Class A)	40,211
1,381	*	Marvel Entertainment, Inc	27,786
1,524	*	Penn National Gaming, Inc	64,282
1,627		Westwood One, Inc	17,962
1,049	*	Wynn Resorts Ltd	80,616
		TOTAL AMUSEMENT AND RECREATION SERVICES	553,222

APPAREL AND ACCESSORY STORES - 1.31%
2,009		Abercrombie & Fitch Co (Class A)	117,125
2,755		American Eagle Outfitters, Inc	82,264
1,743	*	AnnTaylor Stores Corp	64,125
4,091	*	Chico's FAS, Inc	166,258
2,030		Claire's Stores, Inc	73,709
3,670		Foot Locker, Inc	87,640
7,928		Limited Brands, Inc	193,919
1,130		Men's Wearhouse, Inc	40,612
5,034		Nordstrom, Inc	197,232
3,390		Ross Stores, Inc	98,954
2,396	*	Urban Outfitters, Inc	58,798
		TOTAL APPAREL AND ACCESSORY STORES	1,180,636

APPAREL AND OTHER TEXTILE PRODUCTS - 0.65%
536		Bebe Stores, Inc	9,873
3,196		Cintas Corp	136,214
381	*	Columbia Sportswear Co	20,319
2,740		Jones Apparel Group, Inc	96,914
2,430		Liz Claiborne, Inc	99,581
1,227		Polo Ralph Lauren Corp	74,368
2,596	*	Quiksilver, Inc	35,981
1,990		VF Corp	113,231
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	586,481

AUTO REPAIR, SERVICES AND PARKING - 0.07%
1,387		Ryder System, Inc	62,110
		TOTAL AUTO REPAIR, SERVICES AND PARKING	62,110

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.53%
2,446		Advance Auto Parts	101,851
4,060	*	Autonation, Inc	87,493
1,294	*	Autozone, Inc	128,999
2,300	*	Carmax, Inc	75,164
2,350	*	O'Reilly Automotive, Inc	85,916
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	479,423

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.15%
2,890		Fastenal Co	136,813
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	136,813

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
BUSINESS SERVICES - 7.04%
5,380	*	Activision, Inc	$74,190
2,723	*	Affiliated Computer Services, Inc (Class A)	162,454
3,112	*	Akamai Technologies, Inc	102,354
1,882	*	Alliance Data Systems Corp	88,021
5,180	*	Autodesk, Inc	199,534
9,098	*	BEA Systems, Inc	119,457
4,898	*	BMC Software, Inc	106,091
632	*	CACI International, Inc (Class A)	41,554
6,210	*	Cadence Design Systems, Inc	114,823
1,454	*	Cerner Corp	68,992
1,910	*	Checkfree Corp	96,455
4,090	*	Citrix Systems, Inc	155,011
810	*	Clear Channel Outdoor Holdings, Inc	18,995
3,067	*	Cognizant Technology Solutions Corp	182,456
4,338	*	Computer Sciences Corp	240,976
9,209	*	Compuware Corp	72,106
3,140	*	Convergys Corp	57,179
1,221		Deluxe Corp	31,954
1,400	*	DST Systems, Inc	81,116
11,765		Electronic Data Systems Corp	315,655
6,315	*	Emdeon Corp	68,202
2,979		Equifax, Inc	110,938
929	*	F5 Networks, Inc	67,343
1,491		Fair Isaac Corp	59,073
3,967		Fidelity National Information Services, Inc	160,862
4,117	*	Fiserv, Inc	175,178
1,065	*	Getty Images, Inc	79,747
1,546		Global Payments, Inc	81,953
2,820		GTECH Holdings Corp	96,021
1,200		Harte-Hanks, Inc	32,820
1,387	*	Hyperion Solutions Corp	45,216
9,717	*	Interpublic Group of Cos, Inc	92,895
3,540	*	Intuit, Inc	188,293
2,550	*	Iron Mountain, Inc	103,887
1,165	*	Kinetic Concepts, Inc	47,963
1,939	*	Lamar Advertising Co	102,030
2,080		Manpower, Inc	118,934
3,674	*	McAfee, Inc	89,388
2,390	*	Monster Worldwide, Inc	119,165
5,727		Moody's Corp	409,251
1,200		National Instruments Corp	39,144
2,074	*	NAVTEQ Corp	105,048
4,240	*	NCR Corp	177,190
8,550	*	Novell, Inc	65,664
4,038	*	Red Hat, Inc	112,983
1,653	*	Rent-A-Center, Inc	42,300
1,510		Reynolds & Reynolds Co (Class A)	42,884
3,868		Robert Half International, Inc	149,343
2,910		Sabre Holdings Corp	68,472
1,626	*	Salesforce.com, Inc	59,073
6,400		ServiceMaster Co	83,968
719	*	SRA International, Inc (Class A)	27,128
78,206	*	Sun Microsystems, Inc	401,197
2,089	*	Sybase, Inc	44,120
3,361	*	Synopsys, Inc	75,118

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE

1,648	*	Take-Two Interactive Software, Inc	$30,752
900		Total System Services, Inc	17,928
7,734	*	Unisys Corp	53,287
5,599	*	VeriSign, Inc	134,320
39		Wesco Financial Corp	15,561
500	*	West Corp	22,330
		TOTAL BUSINESS SERVICES	6,346,342

CHEMICALS AND ALLIED PRODUCTS - 6.14%
750		Albemarle Corp	34,013
3,347		Allergan, Inc	363,150
447	*	American Pharmaceutical Partners, Inc	12,735
2,270		Avery Dennison Corp	132,750
2,366	*	Barr Pharmaceuticals, Inc	149,011
7,907	*	Biogen Idec, Inc	372,420
1,440		Cabot Corp	48,946
1,300		Celanese Corp (Series A)	27,261
7,580	*	Celgene Corp	335,188
1,331	*	Cephalon, Inc	80,193
5,088		Chemtura Corp	59,937
2,610	*	Chiron Corp	119,564
1,461		Church & Dwight Co, Inc	53,940
3,498		Clorox Co	209,355
914		Cytec Industries, Inc	54,849
1,984		Dade Behring Holdings, Inc	70,849
1,880		Eastman Chemical Co	96,218
4,190		Ecolab, Inc	160,058
1,110	*	Endo Pharmaceuticals Holdings, Inc	36,419
2,740		Engelhard Corp	108,531
2,916		Estee Lauder Cos (Class A)	108,446
846		FMC Corp	52,435
7,397	*	Forest Laboratories, Inc	330,128
1,117	*	Gen-Probe, Inc	61,569
3,540	*	Hospira, Inc	139,688
1,500	*	Huntsman Corp	28,950
780	*	Idexx Laboratories, Inc	67,361
1,526	*	ImClone Systems, Inc	51,915
2,194		International Flavors & Fragrances, Inc	75,298
1,120	*	Invitrogen Corp	78,546
5,440	*	King Pharmaceuticals, Inc	93,840
438	*	Kos Pharmaceuticals, Inc	20,923
1,560		Lubrizol Corp	66,846
4,544		Lyondell Chemical Co	90,426
5,622	*	Medimmune, Inc	205,653
6,990	*	Millennium Pharmaceuticals, Inc	70,669
2,890	*	Mosaic Co	41,472
4,865		Mylan Laboratories, Inc	113,841
1,877	*	Nalco Holding Co	33,223
1,276	*	OSI Pharmaceuticals, Inc	40,960
2,614	*	PDL BioPharma, Inc	85,739
3,901		PPG Industries, Inc	247,128
3,678		Rohm & Haas Co	179,744
2,600		RPM International, Inc	46,644
1,000		Scotts Miracle-Gro Co (Class A)	45,760
2,321	*	Sepracor, Inc	113,288
2,680		Sherwin-Williams Co	132,499
1,570		Sigma-Aldrich Corp	103,290

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
934	*	Techne Corp	$56,171
530	*	Tronox, Inc	9,005
2,046		Valeant Pharmaceuticals International	32,429
200		Valhi, Inc	3,540
2,204		Valspar Corp	61,425
1,954	*	VCA Antech, Inc	55,650
2,440	*	Watson Pharmaceuticals, Inc	70,126
		TOTAL CHEMICALS AND ALLIED PRODUCTS	5,540,014

COAL MINING - 0.71%
1,637		Arch Coal, Inc	124,314
2,065		Consol Energy, Inc	153,140
1,769		Massey Energy Co	63,808
5,968		Peabody Energy Corp	300,847
		TOTAL COAL MINING	642,109

COMMUNICATIONS - 2.84%
9,631	*	American Tower Corp (Class A)	292,012
11,079	*	Avaya, Inc	125,193
4,583		Cablevision Systems Corp (Class A)	122,366
2,647		CenturyTel, Inc	103,551
7,744		Citizens Communications Co	102,763
580	*	CKX, Inc	7,581
4,984	*	Crown Castle International Corp	141,296
5,280	*	EchoStar Communications Corp (Class A)	157,714
721		Hearst-Argyle Television, Inc	16,843
10,624	*	Liberty Global, Inc	217,473
3,822	*	Nextel Partners, Inc (Class A)	108,239
2,790	*	NII Holdings, Inc (Class B)	164,526
5,839		NTL, Inc	169,973
1,088		PanAmSat Holding Corp	27,004
34,410	*	Qwest Communications International, Inc	233,988
30,214	*	Sirius Satellite Radio, Inc	153,487
2,501		Telephone & Data Systems, Inc (Non-Vote)	98,639
4,793	*	Univision Communications, Inc (Class A)	165,215
421	*	US Cellular Corp	24,991
5,914	*	XM Satellite Radio Holdings, Inc	131,705
		TOTAL COMMUNICATIONS	2,564,559

DEPOSITORY INSTITUTIONS - 6.24%
8,020		AmSouth Bancorp	216,941
3,127		Associated Banc-Corp	106,255
2,190		Astoria Financial Corp	67,802
1,207		Bank of Hawaii Corp	64,345
514		BOK Financial Corp	24,441
590		Capitol Federal Financial	19,057
4,550		CIT Group, Inc	243,516
960		City National Corp	73,718
3,590		Colonial Bancgroup, Inc	89,750
3,838		Comerica, Inc	222,489
3,942		Commerce Bancorp, Inc	144,474
1,442		Commerce Bancshares, Inc	74,508
2,846		Compass Bancshares, Inc	144,036
1,280		Cullen/Frost Bankers, Inc	68,800
447		Downey Financial Corp	30,083
1,237		East West Bancorp, Inc	47,686
2,850		First Horizon National Corp	118,703

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,800		FirstMerit Corp	$44,388
3,593		Fulton Financial Corp	61,800
13,657		Hudson City Bancorp, Inc	181,502
5,940		Huntington Bancshares, Inc	143,332
1,977		Independence Community Bank Corp	82,401
1,138		International Bancshares Corp	32,695
1,500		Investors Financial Services Corp	70,305
9,266		Keycorp	340,989
1,742		M&T Bank Corp	198,832
5,163		Marshall & Ilsley Corp	225,004
9,621		Mellon Financial Corp	342,508
2,720		Mercantile Bankshares Corp	104,584
5,963		New York Community Bancorp, Inc	104,472
10,860		North Fork Bancorporation, Inc	313,094
4,511		Northern Trust Corp	236,828
1,450		People's Bank	47,488
6,346		Popular, Inc	131,743
2,200		Sky Financial Group, Inc	58,300
1,501		South Financial Group, Inc	39,251
8,380		Sovereign Bancorp, Inc	183,606
7,111		Synovus Financial Corp	192,637
3,070		TCF Financial Corp	79,053
2,711		TD Banknorth, Inc	79,568
1,285		UnionBanCal Corp	90,156
2,534		Valley National Bancorp	64,921
2,121		Washington Federal, Inc	51,328
1,201		Webster Financial Corp	58,200
1,351		Whitney Holding Corp	47,906
1,500		Wilmington Trust Corp	65,025
2,350		Zions Bancorporation	194,416
		TOTAL DEPOSITORY INSTITUTIONS	5,622,936

EATING AND DRINKING PLACES - 0.88%
1,750		Applebees International, Inc	42,963
1,738		Aramark Corp (Class B)	51,341
2,000		Brinker International, Inc	84,500
1,104		CBRL Group, Inc	48,477
647		Commerce Group, Inc	34,187
3,499		Darden Restaurants, Inc	143,564
1,410		Outback Steakhouse, Inc	62,040
640	*	Panera Bread Co (Class A)	48,115
1,478	*	Sonic Corp	51,922
1,751	*	The Cheesecake Factory, Inc	65,575
2,640		Wendy's International, Inc	163,838
		TOTAL EATING AND DRINKING PLACES	796,522

EDUCATIONAL SERVICES - 0.32%
2,300	*	Career Education Corp	86,779
1,742	*	Education Management Corp	72,467
1,005	*	ITT Educational Services, Inc	64,370
1,144	*	Laureate Education, Inc	61,067
		TOTAL EDUCATIONAL SERVICES	284,683

ELECTRIC, GAS, AND SANITARY SERVICES - 8.24%
14,791	*	AES Corp	252,334
1,800		AGL Resources, Inc	64,890
3,748	*	Allegheny Energy, Inc	126,870

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
2,640		Alliant Energy Corp	$83,081
4,842	*	Allied Waste Industries, Inc	59,266
4,473		Ameren Corp	222,845
8,727		American Electric Power Co, Inc	296,893
2,940		Aqua America, Inc	81,791
1,952		Atmos Energy Corp	51,396
6,795		Centerpoint Energy, Inc	81,064
4,515		Cinergy Corp	205,026
4,887	*	CMS Energy Corp	63,287
5,539		Consolidated Edison, Inc	240,947
4,079		Constellation Energy Group, Inc	223,162
2,850		DPL, Inc	76,950
3,950		DTE Energy Co	158,356
7,433		Edison International	306,091
14,797		El Paso Corp	178,304
1,622		Energen Corp	56,770
3,370		Energy East Corp	81,891
1,660		Great Plains Energy, Inc	46,729
1,800		Hawaiian Electric Industries, Inc	48,834
3,999		KeySpan Corp	163,439
2,390		Kinder Morgan, Inc	219,856
2,680		MDU Resources Group, Inc	89,646
1,916		National Fuel Gas Co	62,692
6,292		NiSource, Inc	127,224
3,510		Northeast Utilities	68,550
3,141	*	NRG Energy, Inc	142,036
2,440		NSTAR	69,808
2,000		OGE Energy Corp	58,000
2,681		Oneok, Inc	86,462
4,350		Pepco Holdings, Inc	99,137
7,844		PG&E Corp	305,132
1,763		Piedmont Natural Gas Co, Inc	42,294
2,200		Pinnacle West Capital Corp	86,020
1,444		PNM Resources, Inc	35,234
8,628		PPL Corp	253,663
5,652		Progress Energy, Inc	248,575
5,770		Public Service Enterprise Group, Inc	369,511
2,780		Puget Energy, Inc	58,880
1,930		Questar Corp	135,197
7,168	*	Reliant Energy, Inc	75,837
3,133		Republic Services, Inc	133,184
2,578		SCANA Corp	101,161
5,834		Sempra Energy	271,048
2,282		Southern Union Co	56,662
3,762	*	Southwestern Energy Co	121,099
1,031	*	Stericycle, Inc	69,716
4,751		TECO Energy, Inc	76,586
2,396		UGI Corp	50,484
1,760		Vectren Corp	46,429
1,919		Westar Energy, Inc	39,934
1,300		Western Gas Resources, Inc	62,725
12,959		Williams Cos, Inc	277,193
2,650		Wisconsin Energy Corp	105,974
920		WPS Resources Corp	45,282
9,100		Xcel Energy, Inc	165,165
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	7,426,612

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.60%
2,609	*	ADC Telecommunications, Inc	$66,764
11,070	*	Advanced Micro Devices, Inc	367,081
4,297	*	Agere Systems, Inc	64,627
8,508	*	Altera Corp	175,605
3,700		American Power Conversion Corp	85,507
2,028		Amphenol Corp (Class A)	105,821
8,407		Analog Devices, Inc	321,904
1,200		AVX Corp	21,240
9,528	*	Broadcom Corp (Class A)	411,228
4,577	*	Comverse Technology, Inc	107,697
1,600	*	Cree, Inc	52,496
1,480	*	Energizer Holdings, Inc	78,440
9,124	*	Freescale Semiconductor, Inc (Class B)	253,373
1,537		Harman International Industries, Inc	170,807
3,079		Harris Corp	145,606
1,600	*	International Rectifier Corp	66,288
3,270		Intersil Corp (Class A)	94,568
3,760	*	Jabil Circuit, Inc	161,154
35,920	*	JDS Uniphase Corp	149,786
2,719		L-3 Communications Holdings, Inc	233,263
6,958		Linear Technology Corp	244,087
8,920	*	LSI Logic Corp	103,115
100,743	*	Lucent Technologies, Inc	307,266
7,441		Maxim Integrated Products, Inc	276,433
3,176	*	MEMC Electronic Materials, Inc	117,258
4,777		Microchip Technology, Inc	173,405
14,683	*	Micron Technology, Inc	216,134
3,197		Molex, Inc	106,140
7,999		National Semiconductor Corp	222,692
3,836	*	Nvidia Corp	219,649
3,690	*	QLogic Corp	71,402
12,640	*	Sanmina-SCI Corp	51,824
856	*	Spectrum Brands, Inc	18,592
800		Teleflex, Inc	57,304
10,355	*	Tellabs, Inc	164,645
1,366	*	Thomas & Betts Corp	70,185
3,843	*	Vishay Intertechnology, Inc	54,724
771		Warner Music Group Corp	16,723
1,400		Whirlpool Corp	128,058
7,875		Xilinx, Inc	200,498
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	5,953,389

ENGINEERING AND MANAGEMENT SERVICES - 1.18%
3,327	*	Ceridian Corp	84,672
1,615	*	Charles River Laboratories International, Inc	79,167
963		Corporate Executive Board Co	97,167
1,422	*	Covance, Inc	83,543
803	*	Hewitt Associates, Inc	23,881
4,564		IMS Health, Inc	117,614
7,541		Paychex, Inc	314,158
2,198		Pharmaceutical Product Development, Inc	76,073
3,660		Quest Diagnostics, Inc	187,758
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,064,033

FABRICATED METAL PRODUCTS - 0.32%
869	*	Alliant Techsystems, Inc	67,061

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
2,359		Ball Corp	$103,395
3,754	*	Crown Holdings, Inc	66,596
1,300		Snap-On, Inc	49,556
		TOTAL FABRICATED METAL PRODUCTS	286,608

FOOD AND KINDRED PRODUCTS - 2.48%
15,072		Archer Daniels Midland Co	507,173
5,259		Campbell Soup Co	170,392
6,871		Coca-Cola Enterprises, Inc	139,756
11,786		ConAgra Foods, Inc	252,928
4,417	*	Constellation Brands, Inc (Class A)	110,646
3,220	*	Dean Foods Co	125,033
4,583		Del Monte Foods Co	54,354
7,961		H.J. Heinz Co	301,881
1,720		Hormel Foods Corp	58,136
1,202		J.M. Smucker Co	47,719
3,100		McCormick & Co, Inc (Non-Vote)	104,966
1,048		Molson Coors Brewing Co (Class B)	71,914
3,173		Pepsi Bottling Group, Inc	96,427
1,580		PepsiAmericas, Inc	38,631
352		Pilgrim's Pride Corp	7,628
1,961	*	Smithfield Foods, Inc	57,536
620	*	TreeHouse Foods, Inc	16,461
5,540		Tyson Foods, Inc (Class A)	76,120
		TOTAL FOOD AND KINDRED PRODUCTS	2,237,701

FOOD STORES - 0.84%
8,367		Albertson's, Inc	214,781
16,564		Kroger Co	337,243
3,154		Whole Foods Market, Inc	209,552
		TOTAL FOOD STORES	761,576

FURNITURE AND FIXTURES - 0.89%
1,500		Herman Miller, Inc	48,615
1,300		Hillenbrand Industries, Inc	71,487
1,200		HNI Corp	70,800
4,354		Johnson Controls, Inc	330,599
4,190		Leggett & Platt, Inc	102,110
6,325		Newell Rubbermaid, Inc	159,327
1,065	*	Tempur-Pedic International, Inc	15,070
		TOTAL FURNITURE AND FIXTURES	798,008

FURNITURE AND HOMEFURNISHINGS STORES - 0.72%
6,749	*	Bed Bath & Beyond, Inc	259,162
3,900		Circuit City Stores, Inc	95,472
1,200	*	Mohawk Industries, Inc	96,864
3,000		RadioShack Corp	57,690
1,300		Steelcase, Inc (Class A)	23,400
2,645		Williams-Sonoma, Inc	112,148
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	644,736

GENERAL BUILDING CONTRACTORS - 1.49%
986		Beazer Homes USA, Inc	64,780
2,877		Centex Corp	178,345
6,237		DR Horton, Inc	207,193
804	*	Hovnanian Enterprises, Inc (Class A)	35,320
1,820		KB Home	118,264

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
3,022		Lennar Corp (Class A)	$182,468
743		MDC Holdings, Inc	47,782
565	*	Meritage Homes Corp	31,052
110	*	NVR, Inc	81,285
4,880		Pulte Homes, Inc	187,490
1,100		Ryland Group, Inc	76,340
1,640		Standard-Pacific Corp	55,137
2,372	*	Toll Brothers, Inc	82,142
		TOTAL GENERAL BUILDING CONTRACTORS	1,347,598

GENERAL MERCHANDISE STORES - 1.61%
1,560	*	BJ's Wholesale Club, Inc	49,156
1,609		Dillard's, Inc (Class A)	41,898
7,455		Dollar General Corp	131,730
2,500	*	Dollar Tree Stores, Inc	69,175
3,628		Family Dollar Stores, Inc	96,505
6,247		Federated Department Stores, Inc	456,031
4,737		JC Penney Co, Inc	286,162
2,770		Saks, Inc	53,461
10,915		TJX Cos, Inc	270,910
		TOTAL GENERAL MERCHANDISE STORES	1,455,028

HEALTH SERVICES - 1.49%
4,736		AmerisourceBergen Corp	228,607
2,234	*	Community Health Systems, Inc	80,759
3,658	*	Coventry Health Care, Inc	197,459
2,232	*	DaVita, Inc	134,389
5,668		Health Management Associates, Inc (Class A)	122,259
2,879	*	Laboratory Corp of America Holdings	168,364
1,248	*	LifePoint Hospitals, Inc	38,813
2,143	*	Lincare Holdings, Inc	83,491
1,759		Manor Care, Inc	78,012
10,541	*	Tenet Healthcare Corp	77,793
1,939	*	Triad Hospitals, Inc	81,244
1,030		Universal Health Services, Inc (Class B)	52,314
		TOTAL HEALTH SERVICES	1,343,504

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.31%
1,960		Fluor Corp	168,168
1,307	*	Jacobs Engineering Group, Inc	113,369
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	281,537

HOLDING AND OTHER INVESTMENT OFFICES - 6.97%
1,894		AMB Property Corp	102,787
2,696		American Capital Strategies Ltd	94,791
3,054		American Financial Realty Trust	35,579
2,700		Annaly Mortgage Management, Inc	32,778
2,164		Apartment Investment & Management Co (Class A)	101,492
4,836		Archstone-Smith Trust	235,852
1,568		Arden Realty, Inc	70,764
1,670		AvalonBay Communities, Inc	182,197
2,499		Boston Properties, Inc	233,032
1,135		BRE Properties, Inc (Class A)	63,560
1,060		Camden Property Trust	76,373
1,301		CarrAmerica Realty Corp	58,038
1,021		CBL & Associates Properties, Inc	43,341
714		Choice Hotels International, Inc	32,687

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,600		Crescent Real Estate Equities Co	$33,712
2,499		Developers Diversified Realty Corp	136,820
500	*	Dolby Laboratories, Inc (Class A)	10,450
3,173		Duke Realty Corp	120,415
8,654		Equity Office Properties Trust	290,601
6,515		Equity Residential	304,837
550		Essex Property Trust, Inc	59,802
1,200		Federal Realty Investment Trust	90,240
3,501		Friedman Billings Ramsey Group, Inc	32,839
4,020		General Growth Properties, Inc	196,457
367		Global Signal, Inc	18,056
3,050		Health Care Property Investors, Inc	86,620
1,250		Health Care REIT, Inc	47,625
1,047		Healthcare Realty Trust, Inc	39,137
1,701		Hospitality Properties Trust	74,283
8,867		Host Marriott Corp	189,754
4,700		HRPT Properties Trust	55,178
8,350		iShares Russell Midcap Index Fund	790,495
2,570		iStar Financial, Inc	98,380
4,552		Kimco Realty Corp	184,993
800		KKR Financial Corp	17,944
1,999		Liberty Property Trust	94,273
1,550		Macerich Co	114,623
1,439		Mack-Cali Realty Corp	69,072
1,298		Mills Corp	36,344
1,178		New Century Financial Corp	54,212
2,365		New Plan Excel Realty Trust	61,348
936		Pan Pacific Retail Properties, Inc	66,362
5,507		Prologis	294,625
1,912		Public Storage, Inc	155,312
1,779		Rayonier, Inc	81,105
2,044		Realty Income Corp	49,485
1,856		Reckson Associates Realty Corp	85,042
1,578		Regency Centers Corp	106,026
1,033		Shurgard Storage Centers, Inc (Class A)	68,829
940		SL Green Realty Corp	95,410
2,350		Thornburg Mortgage, Inc	63,591
2,100		Trizec Properties, Inc	54,033
3,146		United Dominion Realty Trust, Inc	89,787
2,249		Ventas, Inc	74,622
2,721		Vornado Realty Trust	261,216
1,777		Weingarten Realty Investors	72,413
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	6,289,639

HOTELS AND OTHER LODGING PLACES - 0.96%
961		Boyd Gaming Corp	47,992
8,766		Hilton Hotels Corp	223,182
602	*	Las Vegas Sands Corp	34,109
2,774	*	MGM Mirage	119,532
4,914	*	Starwood Hotels & Resorts Worldwide, Inc	332,825
1,308		Station Casinos, Inc	103,816
		TOTAL HOTELS AND OTHER LODGING PLACES	861,456

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.87%
4,240		American Standard Cos, Inc	181,726
1,750		Black & Decker Corp	152,058
683		Carlisle Cos, Inc	55,869

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,057		Cummins, Inc	$111,091
1,700		Diebold, Inc	69,870
1,720		Donaldson Co, Inc	58,119
4,607		Dover Corp	223,716
660	*	Dresser-Rand Group, Inc	16,401
3,459		Eaton Corp	252,403
1,621	*	FMC Technologies, Inc	83,028
1,621		Graco, Inc	73,642
2,829	*	Grant Prideco, Inc	121,194
1,188		IDEX Corp	61,978
7,821		International Game Technology	275,456
2,750		Joy Global, Inc	164,368
3,164	*	Lam Research Corp	136,052
2,485	*	Lexmark International, Inc	112,769
8,320	*	Network Appliance, Inc	299,770
2,916	*	Novellus Systems, Inc	69,984
2,838		Pall Corp	88,517
2,720		Parker Hannifin Corp	219,259
2,300		Pentair, Inc	93,725
4,180		Rockwell Automation, Inc	300,584
4,462	*	SanDisk Corp	256,654
1,389	*	Scientific Games Corp (Class A)	48,796
4,868		Smith International, Inc	189,657
20,905	*	Solectron Corp	83,620
1,380		SPX Corp	73,720
1,931		Stanley Works	97,824
5,480		Symbol Technologies, Inc	57,978
1,139	*	Terex Corp	90,254
1,711		Timken Co	55,214
1,052		Toro Co	50,233
4,900	*	Western Digital Corp	95,207
1,583	*	Zebra Technologies Corp (Class A)	70,792
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,391,528

INSTRUMENTS AND RELATED PRODUCTS - 4.08%
1,503	*	Affymetrix, Inc	49,494
9,742	*	Agilent Technologies, Inc	365,812
1,538		Ametek, Inc	69,148
4,250		Applera Corp (Applied Biosystems Group)	115,345
944	*	Avid Technology, Inc	41,026
2,399		Bard (C.R.), Inc	162,676
1,240		Bausch & Lomb, Inc	78,988
1,390		Beckman Coulter, Inc	75,852
5,726		Biomet, Inc	203,388
1,038		Cooper Cos, Inc	56,083
2,536	*	Cytyc Corp	71,464
1,820		Dentsply International, Inc	105,833
6,521		Eastman Kodak Co	185,457
1,401	*	Edwards Lifesciences Corp	60,944
2,766	*	Fisher Scientific International, Inc	188,226
1,316	*	Flir Systems, Inc	37,388
4,490		Kla-Tencor Corp	217,136
1,016	*	Mettler-Toledo International, Inc	61,305
1,219	*	Millipore Corp	89,060
2,980		PerkinElmer, Inc	69,941
5,190		Pitney Bowes, Inc	222,807
1,600	*	Resmed, Inc	70,368

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,600	*	Respironics, Inc	$62,256
1,904		Roper Industries, Inc	92,592
1,800		Tektronix, Inc	64,278
4,570	*	Teradyne, Inc	70,881
3,650	*	Thermo Electron Corp	135,379
1,198	*	Trimble Navigation Ltd	53,970
3,033	*	Varian Medical Systems, Inc	170,333
2,396	*	Waters Corp	103,387
21,780	*	Xerox Corp	331,056
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,681,873

INSURANCE AGENTS, BROKERS AND SERVICE - 0.92%
7,222		AON Corp	299,785
2,504		Brown & Brown, Inc	83,133
2,005	*	ChoicePoint, Inc	89,724
1,017		Erie Indemnity Co (Class A)	53,535
2,850	*	Express Scripts, Inc	250,515
2,000		Gallagher (Arthur J.) & Co	55,620
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	832,312

INSURANCE CARRIERS - 5.03%
119	*	Alleghany Corp	34,451
2,460		Ambac Financial Group, Inc	195,816
1,002		American Financial Group, Inc	41,693
184		American National Insurance Co	20,623
1,197	*	AMERIGROUP Corp	25,185
928		AmerUs Group Co	55,903
2,482		Assurant, Inc	122,239
2,750		Cigna Corp	359,205
3,998		Cincinnati Financial Corp	168,196
500	*	CNA Financial Corp	15,920
3,393	*	Conseco, Inc	84,214
3,594		Fidelity National Financial, Inc	127,695
735		Fidelity National Title Group, Inc	16,736
1,850		First American Corp	72,446
4,806		Genworth Financial, Inc	160,665
1,184		Hanover Insurance Group, Inc	62,065
2,484		HCC Insurance Holdings, Inc	86,443
2,580	*	Health Net, Inc	131,116
3,709	*	Humana, Inc	195,279
3,104		Jefferson-Pilot Corp	173,638
1,889		Leucadia National Corp	112,698
3,921		Lincoln National Corp	214,047
224	*	Markel Corp	75,640
3,069		MBIA, Inc	184,539
600		Mercury General Corp	32,940
2,020		MGIC Investment Corp	134,593
1,231		Nationwide Financial Services, Inc (Class A)	52,958
5,230		Old Republic International Corp	114,119
1,218	*	Philadelphia Consolidated Holding Co	41,583
2,000		PMI Group, Inc	91,840
6,679		Principal Financial Group	325,935
1,590		Protective Life Corp	79,087
1,932		Radian Group, Inc	116,403
730		Reinsurance Group Of America, Inc	34,522
2,917		Safeco Corp	146,463
1,110	*	Sierra Health Services, Inc	45,177

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,280		Stancorp Financial Group, Inc	$69,261
2,410		Torchmark Corp	137,611
670		Transatlantic Holdings, Inc	39,162
1,110		Unitrin, Inc	51,626
6,863		UnumProvident Corp	140,554
2,474		W.R. Berkley Corp	143,640
		TOTAL INSURANCE CARRIERS	4,533,926

LEATHER AND LEATHER PRODUCTS - 0.38%
8,554	*	Coach, Inc	295,797
1,252	*	Timberland Co (Class A)	42,856
		TOTAL LEATHER AND LEATHER PRODUCTS	338,653

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.07%
2,331		Laidlaw International, Inc	63,403
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	63,403

LUMBER AND WOOD PRODUCTS - 0.25%
2,407		Louisiana-Pacific Corp	65,470
4,220		Plum Creek Timber Co, Inc	155,845
		TOTAL LUMBER AND WOOD PRODUCTS	221,315

METAL MINING - 0.75%
4,124		Freeport-McMoRan Copper & Gold, Inc (Class A)	246,491
4,666		Phelps Dodge Corp	375,753
610		Southern Copper Corp	51,533
		TOTAL METAL MINING	673,777

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.56%
3,304		Fortune Brands, Inc	266,402
3,500		Hasbro, Inc	73,850
8,937		Mattel, Inc	162,028
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	502,280

MISCELLANEOUS RETAIL - 1.06%
1,684		Alberto-Culver Co	74,483
1,083		Barnes & Noble, Inc	50,089
1,670		Borders Group, Inc	42,151
1,450		CDW Corp	85,333
813	*	Dick's Sporting Goods, Inc	32,252
3,130		Michaels Stores, Inc	117,625
6,730	*	Office Depot, Inc	250,625
1,595		OfficeMax, Inc	48,121
3,195		Petsmart, Inc	89,907
11,459	*	Rite Aid Corp	45,836
3,281		Tiffany & Co	123,169
		TOTAL MISCELLANEOUS RETAIL	959,591

MOTION PICTURES - 0.13%
819	*	DreamWorks Animation SKG, Inc (Class A)	21,663
1,224	*	Pixar	78,507
1,118		Regal Entertainment Group (Class A)	21,030
		TOTAL MOTION PICTURES	121,200

NONDEPOSITORY INSTITUTIONS - 0.41%
3,120		Allied Capital Corp	95,472
3,000	*	AmeriCredit Corp	92,190

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
2,159		CapitalSource, Inc	$53,716
592		First Marblehead Corp	25,604
1,401		IndyMac Bancorp, Inc	57,343
408	*	Nelnet, Inc	16,993
111		Student Loan Corp	25,863
		TOTAL NONDEPOSITORY INSTITUTIONS	367,181

NONMETALLIC MINERALS, EXCEPT FUELS - 0.23%
2,340		Vulcan Materials Co	202,761
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	202,761

OIL AND GAS EXTRACTION - 3.58%
7,390		BJ Services Co	255,694
8,322		Chesapeake Energy Corp	261,394
2,576	*	Cooper Cameron Corp	113,550
2,520	*	Denbury Resources, Inc	79,808
1,350		Diamond Offshore Drilling, Inc	120,825
7,410	*	Dynegy, Inc (Class A)	35,568
3,430		ENSCO International, Inc	176,474
2,730		Equitable Resources, Inc	99,672
1,226	*	Forest Oil Corp	45,583
1,169		Helmerich & Payne, Inc	81,620
2,631		Kerr-McGee Corp	251,208
3,895	*	National Oilwell Varco, Inc	249,747
2,872	*	Newfield Exploration Co	120,337
3,990		Noble Energy, Inc	175,241
3,864		Patterson-UTI Energy, Inc	123,493
2,916		Pioneer Natural Resources Co	129,033
1,786	*	Plains Exploration & Production Co	69,011
1,420		Pogo Producing Co	71,355
3,573	*	Pride International, Inc	111,406
1,300	*	Quicksilver Resources, Inc	50,258
2,976		Range Resources Corp	81,275
2,408		Rowan Cos, Inc	105,856
1,104	*	Unit Corp	61,548
8,205		XTO Energy, Inc	357,492
		TOTAL OIL AND GAS EXTRACTION	3,227,448

PAPER AND ALLIED PRODUCTS - 0.55%
2,430		Bemis Co	76,739
4,187		MeadWestvaco Corp	114,347
1,300		Packaging Corp of America	29,172
5,910	*	Smurfit-Stone Container Corp	80,199
2,320		Sonoco Products Co	78,578
2,538		Temple-Inland, Inc	113,068
		TOTAL PAPER AND ALLIED PRODUCTS	492,103

PERSONAL SERVICES - 0.29%
7,580		H&R Block, Inc	164,107
6,800		Service Corp International	53,040
921		Weight Watchers International, Inc	47,339
		TOTAL PERSONAL SERVICES	264,486

PETROLEUM AND COAL PRODUCTS - 1.42%
1,775		Amerada Hess Corp	252,760
1,470		Ashland, Inc	104,488
5,440		EOG Resources, Inc	391,680

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
3,750		Murphy Oil Corp	$186,825
3,132		Sunoco, Inc	242,949
1,510		Tesoro Corp	103,193
		TOTAL PETROLEUM AND COAL PRODUCTS	1,281,895

PRIMARY METAL INDUSTRIES - 1.08%
2,196		Allegheny Technologies, Inc	134,351
3,878	*	Andrew Corp	47,622
1,400		Hubbell, Inc (Class B)	71,764
3,640		Nucor Corp	381,436
3,028		Precision Castparts Corp	179,863
2,632		United States Steel Corp	159,710
		TOTAL PRIMARY METAL INDUSTRIES	974,746

PRINTING AND PUBLISHING - 1.30%
854	*	ACCO Brands Corp	18,959
1,343		American Greetings Corp (Class A)	29,036
2,200		Belo (A.H.) Corp Series A	43,736
1,170		Dow Jones & Co, Inc	45,981
1,542	*	Dun & Bradstreet Corp	118,241
1,879		EW Scripps Co	84,010
1,110		John Wiley & Sons, Inc (Class A)	42,014
1,548		Knight Ridder, Inc	97,849
1,019		Lee Enterprises, Inc	33,923
500		McClatchy Co (Class A)	24,425
1,037		Meredith Corp	57,854
3,320		New York Times Co (Class A)	84,029
1,430	*	R.H. Donnelley Corp	83,269
4,819		R.R. Donnelley & Sons Co	157,678
5,393		Tribune Co	147,930
131		Washington Post Co (Class B)	101,754
		TOTAL PRINTING AND PUBLISHING	1,170,688

RAILROAD TRANSPORTATION - 0.88%
4,930		CSX Corp	294,814
9,276		Norfolk Southern Corp	501,553
		TOTAL RAILROAD TRANSPORTATION	796,367

REAL ESTATE - 0.30%
1,150	*	CB Richard Ellis Group, Inc	92,805
1,522		Forest City Enterprises, Inc (Class A)	71,762
1,718		St. Joe Co	107,959
		TOTAL REAL ESTATE	272,526

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.23%
830		Aptargroup, Inc	45,858
3,348	*	Goodyear Tire & Rubber Co	48,479
1,890		Sealed Air Corp	109,374
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	203,711

SECURITY AND COMMODITY BROKERS - 2.84%
1,699		A.G. Edwards. Inc	84,712
793	*	Affiliated Managers Group, Inc	84,542
2,740		Bear Stearns Cos, Inc	380,038
2,546	*	BISYS Group, Inc	34,320
451		BlackRock, Inc	63,140
100	*	Cbot Holdings, Inc	11,940

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
779		Chicago Mercantile Exchange Holdings, Inc	$348,603
9,473	*	E*Trade Financial Corp	255,582
3,060		Eaton Vance Corp	83,783
1,910		Federated Investors, Inc (Class B)	74,586
854		Interactive Data Corp	20,069
5,120		Janus Capital Group, Inc	118,630
1,180		Jefferies Group, Inc	69,030
2,814		Legg Mason, Inc	352,679
1,200		Nuveen Investments, Inc	57,780
2,175		Raymond James Financial, Inc	64,293
1,363		SEI Investments Co	55,242
2,965		T Rowe Price Group, Inc	231,893
8,200		TD Ameritrade Holding Corp	171,134
		TOTAL SECURITY AND COMMODITY BROKERS	2,561,996

STONE, CLAY, AND GLASS PRODUCTS - 0.29%
1,061		Florida Rock Industries, Inc	59,649
750		Lafarge North America, Inc	63,000
3,546	*	Owens-Illinois, Inc	61,594
855	b*	USG Corp	81,191
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	265,434

TOBACCO PRODUCTS - 0.48%
1,577		Loews Corp (Carolina Group)	74,545
1,939		Reynolds American, Inc	204,565
3,760		UST, Inc	156,416
		TOTAL TOBACCO PRODUCTS	435,526

TRANSPORTATION BY AIR - 0.53%
4,121	*	AMR Corp	111,473
3,553	*	JetBlue Airways Corp	38,088
18,011		Southwest Airlines Co	324,018
		TOTAL TRANSPORTATION BY AIR	473,579

TRANSPORTATION EQUIPMENT - 2.16%
1,936		Autoliv, Inc	109,539
1,300		BorgWarner, Inc	78,052
2,173		Brunswick Corp	84,443
3,622		Gentex Corp	63,240
2,800		Goodrich Corp	122,108
939		Harsco Corp	77,580
4,198		ITT Industries, Inc	236,012
1,050		Martin Marietta Materials, Inc	112,382
1,400	*	Navistar International Corp	38,612
1,650		Oshkosh Truck Corp	102,696
3,990		Paccar, Inc	281,215
3,470	*	Pactiv Corp	85,154
980		Polaris Industries, Inc	53,469
4,027		Rockwell Collins, Inc	226,921
2,680		Textron, Inc	250,285
1,034	*	TRW Automotive Holdings Corp	24,092
		TOTAL TRANSPORTATION EQUIPMENT	1,945,800

TRANSPORTATION SERVICES - 0.55%
1,252		Brink's Co	63,552
3,876		CH Robinson Worldwide, Inc	190,273
2,439		Expeditors International Washington, Inc	210,705

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES			VALUE
1,740		Lear Corp	$30,850
		TOTAL TRANSPORTATION SERVICES	495,380

TRUCKING AND WAREHOUSING - 0.28%
1,211		CNF, Inc	60,477
2,776		J.B. Hunt Transport Services, Inc	59,795
1,362		Landstar System, Inc	60,091
1,156	*	Swift Transportation Co, Inc	25,120
1,286	*	YRC Worldwide, Inc	48,945
		TOTAL TRUCKING AND WAREHOUSING	254,428

WATER TRANSPORTATION - 0.17%
968		Alexander & Baldwin, Inc	46,154
708		Overseas Shipholding Group, Inc	33,934
1,379		Tidewater, Inc	76,162
		TOTAL WATER TRANSPORTATION	156,250

WHOLESALE TRADE-DURABLE GOODS - 1.34%
1,900		Adesa, Inc	50,806
1,446	*	Advanced Medical Optics, Inc	67,441
2,680	*	Arrow Electronics, Inc	86,484
3,190	*	Avnet, Inc	80,962
1,397	*	Copart, Inc	38,348
4,001		Genuine Parts Co	175,364
1,991	*	Henry Schein, Inc	95,289
3,020	*	Ingram Micro, Inc (Class A)	60,400
1,094		MSC Industrial Direct Co (Class A)	59,098
2,714		Omnicare, Inc	149,243
3,063	*	Patterson Cos, Inc	107,818
1,223		SCP Pool Corp	57,371
1,349	*	Tech Data Corp	49,792
1,760		W.W. Grainger, Inc	132,616
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,211,032

WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
1,411		Airgas, Inc	55,156
1,285		Brown-Forman Corp (Class B)	98,906
6,813		McKesson Corp	355,142
10,200		Safeway, Inc	256,224
3,050		Supervalu, Inc	94,001
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	859,429

		TOTAL COMMON STOCKS
		(Cost $64,416,419)	89,779,899

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

PRINCIPAL			VALUE
SHORT-TERM INVESTMENTS - 0.14%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.14%
$130,000		Federal National Mortgage Association (FNMA), 4.65%, 04/03/06	$130,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	130,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $129,966)	130,000

		TOTAL PORTFOLIO - 99.69%
		(Cost $64,546,385)	89,909,899
		OTHER ASSETS & LIABILITIES, NET - 0.31%	274,555

		NET ASSETS - 100.00%	$90,184,454

	*	Non-income producing
	b	In bankruptcy

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.84%
AMUSEMENT AND RECREATION SERVICES - 0.48%
7,667	*	Bally Technologies, Inc	$130,262
100		Churchill Downs, Inc	3,832
1,423		Dover Downs Gaming & Entertainment, Inc	30,979
252	*	Leapfrog Enterprises, Inc	2,676
3,734	*	Life Time Fitness, Inc	174,938
1,366	*	Monarch Casino & Resort, Inc	38,781
2,785	*	MTR Gaming Group, Inc	28,686
2,533	*	Multimedia Games, Inc	37,691
783	*	Pinnacle Entertainment, Inc	22,057
1,020	*	Riviera Holdings Corp	17,187
469		Speedway Motorsports, Inc	17,920
		TOTAL AMUSEMENT AND RECREATION SERVICES	505,009

APPAREL AND ACCESSORY STORES - 1.76%
8,297	*	Aeropostale, Inc	250,238
300		Buckle, Inc	12,285
1,702	*	Cache, Inc	31,215
3,748	*	Casual Male Retail Group, Inc	36,506
1,682		Cato Corp (Class A)	40,133
1,506	*	Charlotte Russe Holding, Inc	32,228
3,205	*	Children's Place Retail Stores, Inc	185,570
5,461		Christopher & Banks Corp	126,750
559	*	Citi Trends, Inc	22,226
359		DEB Shops, Inc	10,662
2,306	*	Dress Barn, Inc	110,573
870	*	DSW, Inc	27,248
5,876		Finish Line, Inc (Class A)	96,660
2,735	*	Genesco, Inc	106,364
2,507	*	Guess ?, Inc	98,049
6,461	*	HOT Topic, Inc	93,685
2,235	*	Jill (J.) Group, Inc	53,439
1,786	*	New York & Co, Inc	26,683
11,296	*	Pacific Sunwear Of California, Inc	250,319
201		Stage Stores, Inc	5,980
3,772		Stein Mart, Inc	65,708
2,811		Talbots, Inc	75,532
5,015	*	The Wet Seal, Inc	33,350
831	*	Too, Inc	28,545
3,355	*	Wilsons The Leather Experts, Inc	13,085
387	*	Zumiez, Inc	23,646
		TOTAL APPAREL AND ACCESSORY STORES	1,856,679

APPAREL AND OTHER TEXTILE PRODUCTS - 0.71%
2,799	*	Carter's, Inc	188,905
1,741	*	Gymboree Corp	45,336
3,197	*	Innovo Group, Inc	2,359
2,576	*	JOS A Bank Clothiers, Inc	123,519
1,000	*	Maidenform Brands, Inc	11,010
1,433		Oxford Industries, Inc	73,269

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
4,329		Phillips-Van Heusen Corp	$165,411
1,060	*	Under Armour, Inc	34,344
390	*	Volcom, Inc	13,857
3,996	*	Warnaco Group, Inc	95,904
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	753,914

AUTO REPAIR, SERVICES AND PARKING - 0.16%
300	*	Amerco, Inc	29,691
2,366	*	Midas, Inc	51,744
1,013		Monro Muffler, Inc	37,623
3,077	*	Rush Enterprises, Inc (Class A)	54,094
		TOTAL AUTO REPAIR, SERVICES AND PARKING	173,152

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.14%
1,400	*	America's Car-Mart, Inc	30,100
5,871	*	CSK Auto Corp	81,431
845	*	MarineMax, Inc	28,324
427	*	West Marine, Inc	6,409
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	146,264

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.35%
1,108		Building Material Holding Corp	39,489
4,891	*	Tractor Supply Co	324,469
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	363,958

BUSINESS SERVICES - 13.45%
5,904		Aaron Rents, Inc	160,412
13,280		Acxiom Corp	343,155
3,124		Administaff, Inc	169,821
3,118	*	Advent Software, Inc	88,614
4,743		Advo, Inc	151,776
3,515	*	Agile Software Corp	26,819
3,253	*	Altiris, Inc	71,599
1,100	*	AMICAS, Inc	5,192
2,025	*	AMN Healthcare Services, Inc	37,908
1,020	*	Ansoft Corp	42,524
4,731	*	Ansys, Inc	256,184
4,157	*	Anteon International Corp	226,806
10,073	*	Applied Digital Solutions, Inc	29,212
9,856	*	aQuantive, Inc	232,010
1,530	*	Arbinet-thexchange, Inc	11,261
2,900	*	AsiaInfo Holdings, Inc	14,500
6,700	*	Aspen Technology, Inc	84,755
1,377	*	Asset Acceptance Capital Corp	26,810
4,145	*	Autobytel, Inc	19,979
1,533		Blackbaud, Inc	32,484
2,612	*	Blackboard, Inc	74,207
2,349	*	Bottomline Technologies, Inc	32,252
4,525		Catalina Marketing Corp	104,528
879		CDI Corp	25,289
3,727	*	Ciber, Inc	23,778
1,160	*	Click Commerce, Inc	27,770
56,367	*	CMGI, Inc	83,423
19,324	*	CNET Networks, Inc	274,594
3,432	*	Cogent, Inc	62,943
1,138		Computer Programs & Systems, Inc	56,900
2,226	*	COMSYS IT Partners, Inc	24,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
4,650	*	Concur Technologies, Inc	$86,165
2,484	*	CoStar Group, Inc	128,895
637	*	Covansys Corp	10,950
1,050	*	Cross Country Healthcare, Inc	20,328
3,790	*	CSG Systems International, Inc	88,155
3,750	*	Cybersource Corp	41,850
1,060	*	DealerTrack Holdings, Inc	22,589
6,622	*	Dendrite International, Inc	90,390
5,277	*	Digital Insight Corp	192,083
18,073	*	Earthlink, Inc	172,597
5,830	*	Eclipsys Corp	137,646
2,820	*	eCollege.com, Inc	53,129
4,895	*	eFunds Corp	126,487
1,980		Emageon, Inc	33,640
9,931	*	Entrust, Inc	44,690
8,084	*	Epicor Software Corp	108,568
663	*	EPIQ Systems, Inc	12,597
2,697	*	Equinix, Inc	173,201
7,530	*	eResearch Technology, Inc	108,357
884	*	Escala Group, Inc	23,152
5,150		Factset Research Systems, Inc	228,403
6,191	*	Filenet Corp	167,281
945	*	First Advantage Corp	22,850
4,921	*	Harris Interactive, Inc	27,656
3,813		Healthcare Services Group	81,446
1,979	*	Heidrick & Struggles International, Inc	71,798
22,494	*	Homestore, Inc	147,561
414	*	Housevalues, Inc	3,411
2,942	*	Hudson Highland Group, Inc	55,721
13,177	*	Identix, Inc	104,889
419	*	iGate Corp	2,472
1,590	*	IHS, Inc	43,487
12,806	*	Incyte Corp	77,092
3,096	*	Infocrossing, Inc	37,307
13,029	*	Informatica Corp	202,601
3,631	*	Infospace, Inc	101,486
5,110		infoUSA, Inc	66,328
1,243	*	Intergraph Corp	51,783
4,490	*	Internet Security Systems, Inc	107,670
1,576	*	Intervideo, Inc	17,115
970	*	Interwoven, Inc	8,720
2,144	*	Intrado, Inc	55,701
7,284	*	Ipass, Inc	58,345
1,984	*	iPayment, Inc	85,014
7,555	*	iVillage, Inc	63,538
10,927		Jack Henry & Associates, Inc	249,900
3,205	*	Jupitermedia Corp	57,626
4,286	*	Kanbay International, Inc	65,404
725	*	Keane, Inc	11,419
500	*	Kenexa Corp	15,375
1,670	*	Keynote Systems, Inc	19,105
3,460	*	Kforce, Inc	44,115
5,340	*	Korn/Ferry International	108,883
4,874	*	Kronos, Inc	182,239
8,075	*	Labor Ready, Inc	193,396
8,214	*	Lionbridge Technologies	64,973
1,963	*	Majesco Entertainment Co	2,709

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
3,895	*	Manhattan Associates, Inc	$85,690
2,245	*	Mantech International Corp (Class A)	74,579
2,800	*	Mapinfo Corp	39,256
2,979	*	Marchex, Inc	64,049
479	*	Matrixone, Inc	3,430
3,130		McGrath RentCorp	94,088
4,610	*	Mentor Graphics Corp	50,941
3,108	*	Mercury Computer Systems, Inc	50,350
2,785	*	Merge Technologies, Inc	44,476
5,679	*	Micros Systems, Inc	261,632
2,091	*	MicroStrategy, Inc	220,161
3,182	*	Midway Games, Inc	29,338
1,291	*	Morningstar, Inc	57,798
3,458	*	Motive, Inc	13,486
6,000	*	MPS Group, Inc	91,800
249	*	MRO Software, Inc	3,974
854	*	Ness Technologies, Inc	10,752
2,510	*	Netscout Systems, Inc	22,841
4,900	*	NIC, Inc	30,037
11,579	*	Nuance Communications, Inc	136,748
3,085	*	Online Resources Corp	40,105
2,644	*	Open Solutions, Inc	72,208
13,254	*	Openwave Systems, Inc	286,021
11,146	*	Opsware, Inc	95,521
5,442	*	Packeteer, Inc	63,127
16,245	*	Parametric Technology Corp	265,281
2,730	*	PDF Solutions, Inc	51,652
1,554	*	Perot Systems Corp (Class A)	24,180
3,423	*	Phase Forward, Inc	38,132
3,287	*	Phoenix Technologies Ltd	22,286
2,400	*	Portalplayer, Inc	53,352
2,355	*	Portfolio Recovery Associates, Inc	110,285
1,554	*	PRA International	38,524
3,633	*	Priceline.com, Inc	90,244
5,906	*	Progress Software Corp	171,806
3,504	*	ProQuest Co	74,951
1,063		QAD, Inc	7,951
2,376		Quality Systems, Inc	78,646
8,284	*	Quest Software, Inc	138,343
3,840	*	Radiant Systems, Inc	51,917
15,482	*	RealNetworks, Inc	127,727
2,325	*	Redback Networks, Inc	50,429
1,100		Renaissance Learning, Inc	19,800
1,809	*	Rent-Way, Inc	13,043
1,455	*	RightNow Technologies, Inc	23,091
4,208		Rollins, Inc	85,170
2,922	*	RSA Security, Inc	52,421
4,641	*	S1 Corp	23,391
11,588	*	Sapient Corp	88,416
2,572	*	Seachange International, Inc	19,984
6,680	*	Secure Computing Corp	77,087
1,059	*	SI International, Inc	37,224
3,557	*	Sohu.com, Inc	94,936
3,802	*	Sonic Solutions, Inc	68,854
37,459	*	Sonus Networks, Inc	205,275
5,453	*	Sotheby's Holdings, Inc (Class A)	158,355
5,336	*	Spherion Corp	55,494

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
2,673	*	SPSS, Inc	$84,627
919	*	SSA Global Technologies, Inc	14,732
1,730		Stellent, Inc	20,518
4,898	*	SupportSoft, Inc	21,698
1,560	*	SYKES Enterprises, Inc	22,121
2,639	*	Syniverse Holdings, Inc	41,696
1,220		Syntel, Inc	23,082
900	*	TAL International Group, Inc	21,699
700	*	Taleo Corp	9,135
3,748	*	TeleTech Holdings, Inc	41,640
4,831	*	Terremark Worldwide, Inc	41,064
7,631	*	THQ, Inc	197,567
21,731	*	TIBCO Software, Inc	181,671
850	*	Traffic.com, Inc	7,098
5,726	*	Transaction Systems Architects, Inc	178,708
686	*	Travelzoo, Inc	13,432
6,260	*	Trizetto Group, Inc	110,113
2,649	*	Tyler Technologies, Inc	29,139
192	*	Ulticom, Inc	2,064
3,491	*	Ultimate Software Group, Inc	90,242
400	*	Unica Corp	4,636
1,913		United Online, Inc	24,601
5,457	*	Valassis Communications, Inc	160,272
13,108	*	Valueclick, Inc	221,787
1,903	*	Verint Systems, Inc	67,309
1,280	*	Vignette Corp	18,880
1,527	*	Viisage Technology, Inc	26,738
2,046	*	Vital Images, Inc	69,728
490	*	Vocus, Inc	7,277
5,009	*	WebEx Communications, Inc	168,653
790	*	WebMD Health Corp	32,896
7,188	*	Websense, Inc	198,245
880	*	WebSideStory, Inc	15,127
780	*	Williams Scotsman International, Inc	19,539
10,636	*	Wind River Systems, Inc	132,418
4,620	*	Witness Systems, Inc	117,348
		TOTAL BUSINESS SERVICES	14,200,189

CHEMICALS AND ALLIED PRODUCTS - 9.97%
13,717	*	Aastrom Biosciences, Inc	27,846
13,381	*	Abgenix, Inc	301,073
2,608	*	Acadia Pharmaceuticals, Inc	41,676
1,220	*	Adams Respiratory Therapeutics, Inc	48,519
6,720	*	Adolor Corp	159,936
4,672	*	Alexion Pharmaceuticals, Inc	165,482
13,678	*	Alkermes, Inc	301,600
1,563		Alpharma, Inc (Class A)	41,920
860	*	Altus Pharmaceuticals, Inc	18,860
1,706		American Vanguard Corp	52,118
16,417	*	Amylin Pharmaceuticals, Inc	803,612
1,877	*	Antigenics, Inc	5,143
8,960	*	Ariad Pharmaceuticals, Inc	58,957
4,950	*	Atherogenics, Inc	80,784
5,647	*	ATMI, Inc	170,539
4,771	*	AVANIR Pharmaceuticals	69,752
1,653		Balchem Corp	38,135
2,365	*	Barrier Therapeutics, Inc	22,893

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
2,390	*	Bentley Pharmaceuticals, Inc	$31,429
5,406	*	Bioenvision, Inc	38,545
10,812	*	BioMarin Pharmaceuticals, Inc	145,097
2,506	*	Biosite, Inc	130,137
3,133	*	Cabot Microelectronics Corp	116,234
1,519	*	Caraco Pharmaceutical Laboratories Ltd	19,747
5,132	*	Cell Genesys, Inc	40,953
15,190	*	Cell Therapeutics, Inc	29,013
3,020		CF Industries Holdings, Inc	51,310
2,067	*	Chattem, Inc	77,823
1,040	*	Coley Pharmaceutical Group, Inc	15,756
4,970	*	Connetics Corp	84,142
2,192	*	Cotherix, Inc	20,035
8,028	*	Cubist Pharmaceuticals, Inc	184,403
7,687	*	CuraGen Corp	38,512
8,304	*	Curis, Inc	19,764
4,766	*	Cypress Bioscience, Inc	30,026
3,456		Diagnostic Products Corp	164,609
2,370	*	Digene Corp	92,667
9,010	*	Discovery Laboratories, Inc	66,043
2,531	*	Diversa Corp	23,057
3,334	*	Dov Pharmaceutical, Inc	53,277
6,930	*	Durect Corp	44,075
2,327	*	Dusa Pharmaceuticals, Inc	16,429
1,595	*	Elizabeth Arden, Inc	37,195
7,830	*	Encysive Pharmaceuticals, Inc	38,289
4,201	*	Enzon Pharmaceuticals, Inc	34,028
3,876	*	EPIX Pharmaceuticals, Inc	13,566
4,490	*	Genitope Corp	39,063
800	*	Genomic Health, Inc	8,296
2,700		Georgia Gulf Corp	70,173
10,030	*	Geron Corp	83,349
1,292	*	GTx, Inc	14,109
1,164	*	Hi-Tech Pharmacal Co, Inc	32,825
19,606	*	Human Genome Sciences, Inc	213,117
9,577	*	ICOS Corp	211,173
1,823	*	Idenix Pharmaceuticals, Inc	24,738
6,835	*	Immucor, Inc	196,096
6,041	*	Immunogen, Inc	26,218
5,800	*	Inspire Pharmaceuticals, Inc	30,334
684		Inter Parfums, Inc	13,632
3,666	*	InterMune, Inc	67,968
2,930	*	Introgen Therapeutics, Inc	15,558
196	*	Inverness Medical Innovations, Inc	5,631
9,610	*	Isis Pharmaceuticals, Inc	86,586
2,176	*	Ista Pharmaceuticals, Inc	13,818
4,233	*	Keryx Biopharmaceuticals, Inc	80,893
440		Koppers Holdings, Inc	8,646
517		Kronos Worldwide, Inc	15,696
5,380	*	KV Pharmaceutical Co (Class A)	129,766
9,546	*	Lexicon Genetics, Inc	52,885
4,582		MacDermid, Inc	147,311
2,125		Mannatech, Inc	36,933
3,904	*	MannKind Corp	79,798
888	*	Marshall Edwards, Inc	4,955
4,801	*	Martek Biosciences Corp	157,617
16,610	*	Medarex, Inc	219,584

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
7,360	*	Medicines Co	$151,395
8,109		Medicis Pharmaceutical Corp (Class A)	264,353
2,916		Meridian Bioscience, Inc	78,674
11,255	*	MGI Pharma, Inc	196,963
1,420	*	Momenta Pharmaceuticals, Inc	27,917
19,540	*	Monogram Biosciences, Inc	35,954
3,095	*	Myogen, Inc	112,132
5,818	*	Myriad Genetics, Inc	151,792
9,384	*	Nabi Biopharmaceuticals	52,926
2,840	*	Nastech Pharmaceutical Co, Inc	51,120
1,722		Natures Sunshine Products, Inc	21,525
2,567	*	NBTY, Inc	57,809
12,714	*	Nektar Therapeutics	259,111
3,039	*	Neopharm, Inc	25,406
5,527	*	Neurocrine Biosciences, Inc	356,713
1,790	*	New River Pharmaceuticals, Inc	59,446
3,373	*	NitroMed, Inc	28,333
700		NL Industries, Inc	7,441
3,793	*	Northfield Laboratories, Inc	37,930
3,690	*	Noven Pharmaceuticals, Inc	66,457
5,557	*	NPS Pharmaceuticals, Inc	47,457
5,012		Olin Corp	107,608
6,163	*	Onyx Pharmaceuticals, Inc	161,840
300	*	Pacific Ethanol, Inc	6,477
4,119	*	Pain Therapeutics, Inc	44,774
3,733	*	Par Pharmaceutical Cos, Inc	105,196
1,047	*	Parlux Fragrances, Inc	33,766
3,370	*	Penwest Pharmaceuticals Co	73,095
856		Perrigo Co	13,961
3,257	*	Pharmion Corp	58,691
752	*	Pioneer Cos, Inc	22,936
3,530	*	Pozen, Inc	58,951
2,980	*	Progenics Pharmaceuticals, Inc	78,940
3,495	*	Renovis, Inc	74,513
3,647	*	Rigel Pharmaceuticals, Inc	41,904
1,350	*	Rockwood Holdings, Inc	31,077
2,504	*	Rogers Corp	136,418
6,721	*	Salix Pharmaceuticals Ltd	110,964
2,067	*	Seattle Genetics, Inc	10,666
2,876	*	Serologicals Corp	70,347
660	*	Somaxon Pharmaceuticals, Inc	10,567
8,112	*	StemCells, Inc	29,041
1,230		Stratagene Corp	13,530
8,290	*	SuperGen, Inc	47,087
305	*	Tanox, Inc	5,923
7,765	*	Telik, Inc	150,330
2,334	*	Tercica, Inc	15,638
900	*	Threshold Pharmaceuticals, Inc	13,491
2,420	*	Trimeris, Inc	32,694
1,000		Tronox, Inc	16,960
3,411	*	United Therapeutics Corp	226,081
1,538	*	USANA Health Sciences, Inc	64,165
4,618	*	Ventana Medical Systems, Inc	192,894
900	*	ViaCell, Inc	4,959
1,439		WD-40 Co	44,393
4,305	*	WR Grace & Co	57,257
820	*	Xenoport, Inc	18,565

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
4,375	*	Zymogenetics, Inc	$94,588
		TOTAL CHEMICALS AND ALLIED PRODUCTS	10,522,915

COAL MINING - 0.21%
4,488	*	Alpha Natural Resources, Inc	103,852
2,020		Foundation Coal Holdings, Inc	83,103
1,045	*	James River Coal Co	35,499
		TOTAL COAL MINING	222,454

COMMUNICATIONS - 1.76%
1,873		Alaska Communications Systems Group, Inc	22,719
2,260		Anixter International, Inc	107,983
800		Beasley Broadcast Group, Inc (Class A)	9,704
700	*	Cbeyond Communications, Inc	12,355
1,141		Centennial Communications Corp	8,364
1,585	*	Cogent Communications Group, Inc	15,454
1,667		Commonwealth Telephone Enterprises, Inc	57,428
300		Consolidated Communications Holdings, Inc	4,881
2,165	*	Crown Media Holdings, Inc (Class A)	13,726
1,310	*	Cumulus Media, Inc (Class A)	14,751
21,642	*	Dobson Communications Corp (Class A)	173,569
676	*	Emmis Communications Corp (Class A)	10,816
5,781	*	Entravision Communications Corp (Class A)	52,954
553	*	Fisher Communications, Inc	24,747
36,986	*	Gemstar-TV Guide International, Inc	114,287
3,492	*	GlobeTel Communications Corp	8,695
2,079		Golden Telecom, Inc	62,474
486	*	Hungarian Telephone & Cable	7,786
2,963	*	InPhonic, Inc	20,711
3,589	*	j2 Global Communications, Inc	168,683
2,274	*	Lodgenet Entertainment Corp	35,429
9,111	*	Mediacom Communications Corp	52,388
1,240	*	NeuStar, Inc	38,440
2,214		North Pittsburgh Systems, Inc	51,675
740	*	NTELOS Holdings Corp	10,367
1,305	*	Outdoor Channel Holdings, Inc	13,298
10,387	*	Premiere Global Services, Inc	83,615
3,337	*	Radio One, Inc (Class D)	24,894
3	v*	RCN Corp Wts 12/21/06	0
1,730	*	Regent Communications, Inc	7,975
1,492	*	Saga Communications, Inc (Class A)	14,428
1,610	*	Salem Communications Corp (Class A)	24,166
11,146	*	SBA Communications Corp	260,928
200		Shenandoah Telecom Co	8,998
6,982		Sinclair Broadcast Group, Inc (Class A)	56,903
4,966	*	Spanish Broadcasting System, Inc (Class A)	27,462
8,513	*	TiVo, Inc	61,549
11,403	*	Ubiquitel, Inc	115,170
2,378		Valor Communications Group, Inc	31,294
4,790	*	Wireless Facilities, Inc	19,256
1,280	*	WorldSpace, Inc	9,664
		TOTAL COMMUNICATIONS	1,859,986

DEPOSITORY INSTITUTIONS - 4.67%
1,267		Ames National Corp	30,763
1,224		Arrow Financial Corp	33,538
1,800		Bank of the Ozarks, Inc	65,700

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
1,070		BankFinancial Corp	$17,034
100		Berkshire Hills Bancorp, Inc	3,494
445	*	BFC Financial Corp	2,915
363		Boston Private Financial Holdings, Inc	12,266
215		Camden National Corp	8,256
200		Capital Corp of the West	7,344
313	*	Capital Crossing Bank	9,972
1,034		Cardinal Financial Corp	13,990
2,601		Cascade Bancorp	76,860
4,465		Cathay General Bancorp	168,063
2,620	*	Centennial Bank Holdings, Inc	30,654
1,610		Center Financial Corp	39,010
475		Charter Financial Corp	18,079
561		City Holding Co	20,639
2,407		Coastal Financial Corp	33,120
2,140		CoBiz, Inc	44,084
681		Colony Bankcorp, Inc	15,009
703		Commercial Bankshares, Inc	24,802
1,470		Commercial Capital Bancorp, Inc	20,668
732	*	Community Bancorp	22,670
1,632		Community Banks, Inc	46,447
2,275		Corus Bankshares, Inc	135,226
6,936		CVB Financial Corp	118,606
1,117		Enterprise Financial Services Corp	30,595
1,138	*	EuroBancshares, Inc	13,417
4,717	*	Euronet Worldwide, Inc	178,444
738		Fidelity Bankshares, Inc	24,819
822		First Bancorp (Puerto Rico)	10,160
2,264		First Busey Corp (Class A)	47,770
133		First Financial Bankshares, Inc	5,094
3,193		First Midwest Bancorp, Inc	116,768
374	*	First Regional Bancorp	33,335
314		First Republic Bank	11,875
674		First South Bancorp, Inc	25,524
423		First State Bancorporation	11,235
968		Frontier Financial Corp	31,983
1,739		Glacier Bancorp, Inc	53,996
686		Great Southern Bancorp, Inc	19,812
1,739		Hanmi Financial Corp	31,406
2,180		Harbor Florida Bancshares, Inc	82,557
2,053		Harleysville National Corp	46,685
300	*	Heartland Payment Systems, Inc	7,431
1,106		Heritage Commerce Corp	27,650
668		Independent Bank Corp (Michigan)	19,005
2,460	*	Investors Bancorp, Inc	34,292
1,504		Macatawa Bank Corp	57,017
272		Main Street Banks, Inc	7,039
1,360		MB Financial, Inc	48,144
718		MBT Financial Corp	12,062
972		Mercantile Bank Corp	38,005
611		Midwest Banc Holdings, Inc	15,849
10,640		MoneyGram International, Inc	326,861
3,190		Nara Bancorp, Inc	55,985
431		NASB Financial, Inc	14,766
8,166		NewAlliance Bancshares, Inc	117,835
249	*	Northern Empire Bancshares	6,287
200		OceanFirst Financial Corp	4,900

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
2,104		Old Second Bancorp, Inc	$69,074
3,511		Pacific Capital Bancorp	118,812
335		Park National Corp	35,678
881		Peapack Gladstone Financial Corp	22,562
510	*	Pennsylvania Commerce Bancorp, Inc	15,377
612		PFF Bancorp, Inc	20,631
1,740	*	Pinnacle Financial Partners, Inc	47,746
396		Placer Sierra Bancshares	11,306
638		Preferred Bank	32,213
1,242		Premierwest Bancorp	22,977
2,448		PrivateBancorp, Inc	101,568
543		Republic Bancorp, Inc (Michigan)	6,538
848		S&T Bancorp, Inc	31,020
805		S.Y. Bancorp, Inc	21,268
272		Sandy Spring Bancorp, Inc	10,333
700		Seacoast Banking Corp of Florida	20,377
200		Security Bank Corp	5,054
444		Sierra Bancorp	11,437
300	*	Signature Bank	9,777
1,024		Sound Federal Bancorp, Inc	21,084
862		Southside Bancshares, Inc	17,438
264		State Bancorp, Inc	4,037
300		State National Bancshares, Inc	8,175
526		Sterling Bancorp	10,836
1,528		Suffolk Bancorp	53,022
721		Summit Bancshares, Inc	13,894
5,295	*	SVB Financial Group	280,900
124		TD Banknorth, Inc	3,639
3,406	*	Texas Capital Bancshares, Inc	81,744
1,090		Texas Regional Bancshares, Inc (Class A)	32,144
200		Trico Bancshares	5,664
11,214		Trustco Bank Corp NY	136,474
13,686		UCBH Holdings, Inc	258,939
760		United Community Banks, Inc	21,394
300		United Financial Bancorp, Inc	3,609
661		United Security Bancshares	17,708
1,615		Univest Corp of Pennsylvania	41,118
115		USB Holding Co, Inc	2,638
1,158		Vineyard National Bancorp	33,929
1,370	*	Virginia Commerce Bancorp	49,252
310		Washington Trust Bancorp, Inc	8,702
700	*	Wauwatosa Holdings, Inc	9,520
2,608		West Bancorporation, Inc	51,725
2,896		Westamerica Bancorporation	150,360
200	*	Western Alliance Bancorp	7,430
251		Western Sierra Bancorp	11,380
359		Westfield Financial, Inc	8,867
2,218		Wilshire Bancorp, Inc	41,233
2,998		Wintrust Financial Corp	174,394
4,930	*	Wright Express Corp	138,287
770		Yardville National Bancorp	28,336
		TOTAL DEPOSITORY INSTITUTIONS	4,929,432

EATING AND DRINKING PLACES - 1.70%
1,890		AFC Enterprises	26,271
2,118	*	BJ's Restaurants, Inc	57,186
1,040	*	Buffalo Wild Wings, Inc	43,243

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
2,587	*	California Pizza Kitchen, Inc	$83,948
5,318	*	CEC Entertainment, Inc	178,791
670	*	Chipotle Mexican Grill, Inc	37,111
8,940		CKE Restaurants, Inc	155,556
843	*	Jack in the Box, Inc	36,671
824	*	McCormick & Schmick's Seafood Restaurants, Inc	20,987
810	*	Morton's Restaurant Group, Inc	14,078
61	*	O'Charleys, Inc	1,126
2,032	*	Papa John's International, Inc	66,670
3,940	*	PF Chang's China Bistro, Inc	194,203
5,172	*	Rare Hospitality International, Inc	180,141
2,147	*	Red Robin Gourmet Burgers, Inc	101,338
8,684		Ruby Tuesday, Inc	278,583
1,000	*	Ruth's Chris Steak House, Inc	23,810
6,892	*	Texas Roadhouse, Inc (Class A)	117,784
3,286	*	The Steak N Shake Co	69,335
6,411		Triarc Cos (Class B)	112,064
		TOTAL EATING AND DRINKING PLACES	1,798,896

EDUCATIONAL SERVICES - 0.72%
12,791	*	Corinthian Colleges, Inc	184,190
8,795	*	DeVry, Inc	200,262
3,110	*	Educate, Inc	26,497
1,300	*	Learning Tree International, Inc	15,756
600	*	Lincoln Educational Services Corp	10,170
2,203		Strayer Education, Inc	225,279
3,319	*	Universal Technical Institute, Inc	99,902
		TOTAL EDUCATIONAL SERVICES	762,056

ELECTRIC, GAS, AND SANITARY SERVICES - 0.79%
1,800		American Ecology Corp	36,684
246	*	Casella Waste Systems, Inc (Class A)	3,496
2,845	*	Clean Harbors, Inc	84,411
751		Connecticut Water Service, Inc	19,691
16,205	*	Covanta Holding Corp	270,137
2,050	*	Duratek, Inc	44,895
889		MGE Energy, Inc	29,497
193		New Jersey Resources Corp	8,733
1,071		Ormat Technologies, Inc	40,805
460		SJW Corp	12,351
6,988	*	Waste Connections, Inc	278,192
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	828,892

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.25%
281	*	Actel Corp	4,479
9,818		Adtran, Inc	257,035
680	*	Advanced Analogic Technologies, Inc	7,752
4,380	*	Advanced Energy Industries, Inc	61,889
3,816	*	Airspan Networks, Inc	25,758
4,730	*	American Superconductor Corp	53,686
6,077	*	AMIS Holdings, Inc	55,058
9,594	*	Amkor Technology, Inc	82,892
19,481	*	Applied Micro Circuits Corp	79,288
1,500		Applied Signal Technology, Inc	29,745
15,601	*	Arris Group, Inc	214,670
4,756	*	Artesyn Technologies, Inc	52,078
5,191	*	Atheros Communications, Inc	135,952

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
39,057	*	Atmel Corp	$184,349
3,607	*	Audible, Inc	37,910
3,656		Baldor Electric Co	123,829
3,418	*	Benchmark Electronics, Inc	131,080
4,192	*	C-COR, Inc	36,638
2,093	*	Color Kinetics, Inc	44,330
3,428	*	Comtech Telecommunications Corp	99,995
2,515		CTS Corp	33,651
20,653	*	Cypress Semiconductor Corp	350,068
2,406	*	Diodes, Inc	99,849
1,150	*	Directed Electronics, Inc	19,263
2,438	*	Ditech Communications Corp	25,477
3,699	*	DSP Group, Inc	107,308
811	*	EndWave Corp	11,914
3,957	*	Energy Conversion Devices, Inc	194,605
6,337	*	Evergreen Solar, Inc	97,590
2,095	*	Exar Corp	29,917
1,252	*	Excel Technology, Inc	36,896
4,616	*	Fairchild Semiconductor International, Inc	88,027
3,363		Franklin Electric Co, Inc	183,788
3,126	*	Genesis Microchip, Inc	53,267
737	*	Genlyte Group, Inc	50,219
4,156	*	Glenayre Technologies, Inc	21,819
7,063	*	GrafTech International Ltd	43,084
2,702	*	Greatbatch, Inc	59,201
10,860	*	Harmonic, Inc	69,178
410	*	Hittite Microwave Corp	13,821
728	*	Hutchinson Technology, Inc	21,964
960	*	Ikanos Communications, Inc	18,922
16,917	*	Integrated Device Technology, Inc	251,387
6,001	*	International DisplayWorks, Inc	39,307
601		Inter-Tel, Inc	12,885
5,630	*	InterVoice, Inc	48,474
3,432	*	Ionatron, Inc	46,366
3,939	*	IXYS Corp	36,318
2,504	*	Kemet Corp	23,713
1,950	*	Komag, Inc	92,820
4,203	*	Lattice Semiconductor Corp	27,992
200	*	Leadis Technology, Inc	1,136
1,476	*	Littelfuse, Inc	50,376
2,722	*	LoJack Corp	65,274
36,286	*	Maxtor Corp	346,894
7,357		Maytag Corp	156,925
3,299		Methode Electronics, Inc	35,926
9,287	*	Micrel, Inc	137,633
9,671	*	Microsemi Corp	281,523
8,350	*	Microtune, Inc	43,587
2,768	*	Monolithic Power Systems, Inc	51,596
632	*	Moog, Inc	22,430
1,100	*	Multi-Fineline Electronix, Inc	64,339
1,490	*	Netlogic Microsystems, Inc	61,403
3,830	*	Novatel Wireless, Inc	34,279
7,907	*	Omnivision Technologies, Inc	238,791
25,680	*	ON Semiconductor Corp	186,437
1,842	*	Pericom Semiconductor Corp	18,162
2,959	*	Photronics, Inc	55,511
4,561	*	Pixelworks, Inc	22,668

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
7,337		Plantronics, Inc	$259,950
3,761	*	Plexus Corp	141,301
8,110	*	Plug Power, Inc	40,550
3,297	*	PLX Technology, Inc	41,377
27,257	*	PMC - Sierra, Inc	334,989
6,708	*	Polycom, Inc	145,429
4,420	*	Power Integrations, Inc	109,528
1,107	*	Power-One, Inc	7,970
2,084		Regal-Beloit Corp	88,091
4,777	*	RF Micro Devices, Inc	41,321
11,132	*	Semtech Corp	199,151
4,881	*	Sigmatel, Inc	42,660
12,094	*	Silicon Image, Inc	124,689
6,456	*	Silicon Laboratories, Inc	354,757
3,098	*	Silicon Storage Technology, Inc	13,569
9,856	*	Skyworks Solutions, Inc	66,922
4,530	*	Spansion, Inc	67,044
2,600		Spectralink Corp	32,630
807	*	Standard Microsystems Corp	20,966
930	*	Sunpower Corp	35,489
1,480	*	Supertex, Inc	55,678
6,741	*	Symmetricom, Inc	57,636
3,475	*	Synaptics, Inc	76,415
100		Sypris Solutions, Inc	943
8,261	*	Tekelec	114,250
4,771	*	Teledyne Technologies, Inc	169,848
5,323	*	Telkonet, Inc	22,623
12,287	*	Terayon Communication Systems, Inc	22,485
6,628	*	Tessera Technologies, Inc	212,626
19,852	*	Transwitch Corp	51,615
8,196	*	Trident Microsystems, Inc	238,176
4,139	*	Triquint Semiconductor, Inc	20,364
3,063	*	TTM Technologies, Inc	44,383
2,313	*	Ultralife Batteries, Inc	29,722
1,462		United Industrial Corp	89,080
3,770	*	Universal Display Corp	54,213
2,030	*	Universal Electronics, Inc	35,931
9,305	*	Utstarcom, Inc	58,528
2,800	*	Valence Technology, Inc	6,972
4,022	*	Vasco Data Security International	32,900
3,110	*	Viasat, Inc	89,102
2,800		Vicor Corp	55,244
2,185	*	Virage Logic Corp	23,576
17,460	*	Vitesse Semiconductor Corp	62,507
2,445	*	Volterra Semiconductor Corp	46,675
8,900	*	Westell Technologies, Inc	36,223
1,657	*	Zoltek Cos, Inc	37,879
2,433	*	Zoran Corp	53,234
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,769,604

ENGINEERING AND MANAGEMENT SERVICES - 2.64%
2,905	*	Advisory Board Co	162,012
1,071	*	American Dental Partners, Inc	14,459
3,394		Arbitron, Inc	114,785
6,470	*	CV Therapeutics, Inc	142,858
8,451	*	deCODE genetics, Inc	73,270
4,200	*	DiamondCluster International, Inc	44,940

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
13,519	*	Digitas, Inc	$194,674
2,555	*	Essex Corp	56,261
12,641	*	Exelixis, Inc	151,818
200	*	Exponent, Inc	6,330
406	*	Forrester Research, Inc	9,062
6,997	*	Gartner, Inc (Class A)	97,608
200	*	Geo Group, Inc	6,668
3,968		Gevity HR, Inc	97,057
2,636	*	Greenfield Online, Inc	15,790
1,515	*	Horizon Health Corp	29,997
995	*	Huron Consulting Group, Inc	30,139
10,442	*	KFX, Inc	190,044
910		Landauer, Inc	45,700
246	*	Layne Christensen Co	8,246
2,127	*	LECG Corp	40,987
2,035	*	Medis Technologies Ltd	47,477
1,519	*	MTC Technologies, Inc	42,517
7,314	*	Navigant Consulting, Inc	156,154
3,440	*	Nuvelo, Inc	61,301
788	*	Parexel International Corp	20,835
3,428	*	Per-Se Technologies, Inc	91,390
3,985	*	PRG-Schultz International, Inc	2,430
7,077	*	Resources Connection, Inc	176,288
3,571	*	Senomyx, Inc	58,779
2,598	*	SFBC International, Inc	63,339
5,280	*	Spatialight, Inc	18,691
4,828	*	Symyx Technologies, Inc	133,929
5,742	*	Syntroleum Corp	47,486
3,406		Talx Corp	97,003
6,518	*	Tetra Tech, Inc	124,429
3,496		Watson Wyatt & Co Holdings	113,900
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,788,653

FABRICATED METAL PRODUCTS - 0.87%
3,667	*	Blount International, Inc	59,075
870	*	Commercial Vehicle Group, Inc	16,713
2,280	*	Drew Industries, Inc	81,054
2,480	*	Global Power Equipment Group, Inc	9,548
459		Lifetime Brands, Inc	12,939
5,308	*	Mobile Mini, Inc	164,123
2,092	*	NCI Building Systems, Inc	125,039
1,958		Silgan Holdings, Inc	78,653
5,440		Simpson Manufacturing Co, Inc	235,552
986		Sun Hydraulics Corp	21,081
9,538	*	Taser International, Inc	101,007
412		Watts Water Technologies, Inc (Class A)	14,972
		TOTAL FABRICATED METAL PRODUCTS	919,756

FOOD AND KINDRED PRODUCTS - 0.79%
1,110	*	Boston Beer Co, Inc (Class A)	28,871
424		Coca-Cola Bottling Co Consolidated	19,504
9,710	*	Darling International, Inc	45,443
200		Diamond Foods, Inc	3,434
1,299		Flowers Foods, Inc	38,580
1,762	*	Gold Kist, Inc	22,272
650	*	Green Mountain Coffee Roasters, Inc	25,818
2,252	*	Hansen Natural Corp	283,865

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
10,215	*	Hercules, Inc	$140,967
200		J&J Snack Foods Corp	6,718
730		Lancaster Colony Corp	30,660
795		Lance, Inc	17,888
506	*	Maui Land & Pineapple Co, Inc	19,102
200		National Beverage Corp	2,314
1,990	*	Peet's Coffee & Tea, Inc	59,700
300		Premium Standard Farms, Inc	5,265
600		Reddy Ice Holdings, Inc	13,326
18		Seaboard Corp	28,692
1,470		Tootsie Roll Industries, Inc	43,027
		TOTAL FOOD AND KINDRED PRODUCTS	835,446

FOOD STORES - 0.37%
155		Arden Group, Inc (Class A)	14,404
1,358		Great Atlantic & Pacific Tea Co, Inc	47,435
4,262	*	Krispy Kreme Doughnuts, Inc	38,273
2,603	*	Pantry, Inc	162,401
3,250	*	Pathmark Stores, Inc	33,995
4,449	*	Wild Oats Markets, Inc	90,448
		TOTAL FOOD STORES	386,956

FURNITURE AND FIXTURES - 0.60%
490		Bassett Furniture Industries, Inc	9,776
11,131	*	BE Aerospace, Inc	279,611
460		Ethan Allen Interiors, Inc	19,329
4,358	*	Interface, Inc (Class A)	60,184
1,711		Knoll, Inc	36,479
5,453	*	Select Comfort Corp	215,666
258		Stanley Furniture Co, Inc	7,547
		TOTAL FURNITURE AND FIXTURES	628,592

FURNITURE AND HOMEFURNISHINGS STORES - 0.65%
452	*	Conn's, Inc	15,440
1,444	*	Cost Plus, Inc	24,692
8,225	*	GameStop Corp	387,727
3,909	*	Guitar Center, Inc	186,459
5,350		Movie Gallery, Inc	16,157
2,497		Pier 1 Imports, Inc	28,990
4,910	*	Restoration Hardware, Inc	27,938
1,030	*	The Bombay Co, Inc	3,399
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	690,802

GENERAL BUILDING CONTRACTORS - 0.52%
1,964		Brookfield Homes Corp	101,853
726	*	Comstock Homebuilding Cos, Inc	7,993
300		Orleans Homebuilders, Inc	6,078
1,492	*	Perini Corp	45,312
5,919		Walter Industries, Inc	394,324
17	*	William Lyon Homes, Inc	1,627
		TOTAL GENERAL BUILDING CONTRACTORS	557,187

GENERAL MERCHANDISE STORES - 0.19%
1,345	*	99 Cents Only Stores	18,238
2,974	*	Big Lots, Inc	41,517
3,637		Fred's, Inc	48,227
3,995		Tuesday Morning Corp	92,245
		TOTAL GENERAL MERCHANDISE STORES	200,227

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
HEALTH SERVICES - 2.14%
1,869	*	Alliance Imaging, Inc	$12,036
848	*	Allied Healthcare International, Inc	4,113
2,308	*	Amedisys, Inc	80,203
1,660	*	America Service Group, Inc	21,630
4,500	*	Amsurg Corp	102,105
6,397	*	Apria Healthcare Group, Inc	147,003
4,965	*	Array Biopharma, Inc	45,380
1,521	*	Bio-Reference Labs, Inc	27,439
990		Brookdale Senior Living, Inc	37,373
4,104	*	Enzo Biochem, Inc	55,404
142	*	Genesis HealthCare Corp	6,239
2,513	*	Gentiva Health Services, Inc	45,762
4,971	*	Healthways, Inc	253,223
2,975		LCA-Vision, Inc	149,077
500	*	LHC Group, Inc	8,000
436	*	Magellan Health Services, Inc	17,645
200	*	Medcath Corp	3,824
375		National Healthcare Corp	15,030
790	*	Nighthawk Radiology Holdings, Inc	18,873
4,377	*	Odyssey HealthCare, Inc	75,328
3,305		Option Care, Inc	46,733
3,557	*	Orchid Cellmark, Inc	20,417
7,040	*	PainCare Holdings, Inc	13,446
3,681	*	Pediatrix Medical Group, Inc	377,818
7,662	*	Psychiatric Solutions, Inc	253,842
1,690	*	Radiation Therapy Services, Inc	43,112
500	*	RehabCare Group, Inc	9,425
2,434	*	Stereotaxis, Inc	30,693
2,291	*	Symbion, Inc	51,891
1,687	*	U.S. Physical Therapy, Inc	28,865
6,487	*	United Surgical Partners International, Inc	229,705
1,656	*	VistaCare, Inc (Class A)	25,668
		TOTAL HEALTH SERVICES	2,257,302

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
690	*	Infrasource Services, Inc	11,875
69	*	Insituform Technologies, Inc (Class A)	1,835
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	13,710

HOLDING AND OTHER INVESTMENT OFFICES - 3.82%
900		Aames Investment Corp	5,112
400		Acadia Realty Trust	9,420
287	*	Alexander's, Inc	82,943
1,021		Alexandria Real Estate Equities, Inc	97,332
1,079		Cherokee, Inc	43,451
400		Columbia Equity Trust, Inc	7,032
2,452		Cousins Properties, Inc	81,970
400		Deerfield Triarc Capital Corp	5,396
464		DiamondRock Hospitality Co	6,408
200		Digital Realty Trust, Inc	5,634
2,362	*	DTS, Inc	46,437
485		EastGroup Properties, Inc	23,008
2,377		ECC Capital Corp	3,613
364	*	Enstar Group, Inc	32,665

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
2,687		Entertainment Properties Trust	$112,800
1,730		Equity Lifestyle Properties, Inc	86,068
2,678		Getty Realty Corp	77,930
176		Gladstone Capital Corp	3,793
800		Gladstone Investment Corp	12,080
5,341		Glimcher Realty Trust	151,684
1,547		GMH Communities Trust	18,007
3,371		Harris & Harris Group, Inc	47,025
954		IHOP Corp	45,735
7,017		Inland Real Estate Corp	114,447
7,989	*	Interdigital Communications Corp	195,890
8,300		iShares Russell 2000 Growth Index Fund	661,510
200		JER Investors Trust, Inc	3,324
1,593		Kilroy Realty Corp	123,075
764		Lexington Corporate Properties Trust	15,929
7,500	*	Macrovision Corp	166,125
300		Medical Properties Trust, Inc	3,240
766		MFA Mortgage Investments, Inc	4,864
222		Mid-America Apartment Communities, Inc	12,155
5,725	*	MIPS Technologies, Inc	42,709
280		National Health Realty, Inc	5,578
1,072		Nationwide Health Properties, Inc	23,048
1,250		Newkirk Realty Trust, Inc	22,613
1,050		NGP Capital Resources Co	14,280
7,219		Omega Healthcare Investors, Inc	101,210
270		One Liberty Properties, Inc	5,354
2,079		RAIT Investment Trust	58,711
10,147	*	Rambus, Inc	399,183
570		Republic Property Trust	6,709
360		Resource Capital Corp	4,961
2,790		Royal Gold, Inc	100,970
1,589		Saul Centers, Inc	69,773
234		Sovran Self Storage, Inc	12,917
1,120	*	Star Maritime Acquisition Corp	10,875
993		Strategic Hotel Capital, Inc	23,117
1,130		Sun Communities, Inc	39,946
2,299	*	SurModics, Inc	81,293
4,621		Tanger Factory Outlet Centers, Inc	159,009
4,289		Taubman Centers, Inc	178,723
1,209		Technology Investment Capital Corp	17,579
2,576		Town & Country Trust	104,560
477		Universal Health Realty Income Trust	17,425
6,307		Washington Real Estate Investment Trust	229,070
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,035,715

HOTELS AND OTHER LODGING PLACES - 0.30%
3,060		Ameristar Casinos, Inc	78,917
2,575	*	Gaylord Entertainment Co	116,854
2,155	*	Great Wolf Resorts, Inc	24,976
2,120	*	Isle of Capri Casinos, Inc	70,554
1,520	*	Morgans Hotel Group Co	26,843
		TOTAL HOTELS AND OTHER LODGING PLACES	318,144

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.65%
1,955	*	3D Systems Corp	41,778
1,420		Aaon, Inc	33,952
4,010		Actuant Corp	245,492

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
134	*	Applied Films Corp	$2,604
2,503	*	Astec Industries, Inc	89,858
2,730	*	ASV, Inc	87,961
6,473	*	Avocent Corp	205,453
1,952	*	Blue Coat Systems, Inc	42,436
7,677	*	Brooks Automation, Inc	109,320
4,608		Bucyrus International, Inc (Class A)	222,060
11,840	*	Cirrus Logic, Inc	100,403
5,701		Clarcor, Inc	202,956
572	*	Coinstar, Inc	14,821
4,540	*	Cymer, Inc	206,298
2,699	*	Digi International, Inc	31,497
5,155	*	Emcore Corp	52,684
11,686	*	Emulex Corp	199,714
3,228	*	ESCO Technologies, Inc	163,498
12,790	*	Extreme Networks, Inc	64,206
3,530	*	FalconStor Software, Inc	33,359
2,072	*	Fargo Electronics, Inc	35,038
14,471	*	Finisar Corp	71,631
2,026	*	Flanders Corp	23,664
11,811	*	Foundry Networks, Inc	214,488
38,645	*	Gateway, Inc	84,633
1,280		Gulf Island Fabrication, Inc	30,298
2,857	*	Hydril	222,703
5,700	*	Hypercom Corp	53,010
7,316	*	Intermec, Inc	223,211
3,074	*	Intevac, Inc	88,470
15,350		JLG Industries, Inc	472,627
1,146	*	Kadant, Inc	26,014
2,270		Kaydon Corp	91,617
6,509	*	Kulicke & Soffa Industries, Inc	62,096
6,090		Lennox International, Inc	181,847
546		Lincoln Electric Holdings, Inc	29,479
862		Lindsay Manufacturing Co	23,352
1,801		Lufkin Industries, Inc	99,847
3,792		Manitowoc Co, Inc	345,641
5,453	*	Mattson Technology, Inc	65,436
1,843	*	Metrologic Instruments, Inc	42,629
727	*	Middleby Corp	60,864
4,498	*	Mobility Electronics, Inc	37,468
11,107	*	MRV Communications, Inc	45,539
4,571	*	Netgear, Inc	86,895
2,038		NN, Inc	26,311
1,747		Nordson Corp	87,105
5,761	*	Oil States International, Inc	212,293
1,056	*	Palm, Inc	24,457
707	*	PAR Technology Corp	12,542
4,611	*	Presstek, Inc	54,871
750	*	Rackable Systems, Inc	39,638
1,055	*	Radisys Corp	20,942
500	*	RBC Bearings, Inc	10,250
1,440	*	Rimage Corp	32,515
1,590	*	SafeNet, Inc	42,103
400		Sauer-Danfoss, Inc	9,180
493	*	Semitool, Inc	5,605
1,460	*	Stratasys, Inc	43,041
1,904	*	TurboChef Technologies, Inc	23,229

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
3,470	*	Ultratech, Inc	$84,946
8,280	*	Varian Semiconductor Equipment Associates, Inc	232,502
2,165	*	Veeco Instruments, Inc	50,553
2,706	*	VeriFone Holdings, Inc	81,965
566		Xerium Technologies, Inc	5,315
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,968,210

INSTRUMENTS AND RELATED PRODUCTS - 7.12%
2,925	*	Abaxis, Inc	66,339
2,761	*	Abiomed, Inc	35,617
1,480	*	ADE Corp	45,318
720	*	Adeza Biomedical Corp	15,214
634	*	Aeroflex, Inc	8,705
9,456	*	Align Technology, Inc	86,712
10,395	*	American Medical Systems Holdings, Inc	233,888
1,268	*	American Science & Engineering, Inc	118,431
271	*	Angiodynamics, Inc	8,146
1,414	*	ARGON ST, Inc	47,411
3,110		Arrow International, Inc	101,604
3,591	*	Arthrocare Corp	171,722
2,554	*	Aspect Medical Systems, Inc	70,082
27	*	Avid Technology, Inc	1,173
534		Badger Meter, Inc	30,427
4,720	*	Bruker BioSciences Corp	25,488
3,560	*	Candela Corp	76,896
1,051	*	Catapult Communications Corp	13,978
7,390	*	Cepheid, Inc	67,692
300	v*	China Energy Savings Technology, Inc	2,055
1,978		CNS, Inc	42,606
6,252		Cognex Corp	185,309
916		Cohu, Inc	19,438
1,220	*	Conor Medsystems, Inc	35,868
4,397	*	Credence Systems Corp	32,274
3,335	*	Cyberonics, Inc	85,943
489	*	DexCom, Inc	9,912
4,820	*	DHB Industries, Inc	23,040
3,070	*	Dionex Corp	188,744
2,230	*	DJ Orthopedics, Inc	88,665
3,580		DRS Technologies, Inc	196,435
2,432		EDO Corp	75,027
5,999	*	Encore Medical Corp	30,715
2,156	*	ev3, Inc	38,183
1,432	*	FARO Technologies, Inc	20,406
3,001	*	FEI Co	59,570
5,868	*	Formfactor, Inc	230,730
7,250	*	Fossil, Inc	134,705
2,243	*	Foxhollow Technologies, Inc	68,524
3,907	*	Haemonetics Corp	198,358
187	*	Herley Industries, Inc	3,905
6,038	*	Hologic, Inc	334,203
1,187	*	ICU Medical, Inc	42,958
2,856	*	I-Flow Corp	38,042
3,610	*	II-VI, Inc	65,305
5,361	*	Illumina, Inc	127,324
1,956	*	Innovative Solutions & Support, Inc	25,428
2,849	*	Integra LifeSciences Holdings Corp	116,752
6,430	*	Intermagnetics General Corp	161,072

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
1,891	*	Intralase Corp	$43,871
5,182	*	Intuitive Surgical, Inc	611,476
2,737	*	IRIS International, Inc	42,779
3,730	*	Itron, Inc	223,241
4,940	*	Ixia	70,444
1,630		Keithley Instruments, Inc	25,037
1,420	*	Kensey Nash Corp	40,612
4,329	*	Kyphon, Inc	161,039
1,458	*	LaBarge, Inc	21,797
2,780	*	Laserscope	65,747
11,590	*	Lexar Media, Inc	99,442
4,935	*	Lifecell Corp	111,284
3,950	*	Luminex Corp	58,697
1,777	*	Measurement Specialties, Inc	46,469
4,851		Mentor Corp	219,799
2,091	*	Merit Medical Systems, Inc	25,113
4,395		Mine Safety Appliances Co	184,590
1,716	*	Molecular Devices Corp	56,903
2,152		MTS Systems Corp	90,018
795	*	Neurometrix, Inc	30,957
353	*	Newport Corp	6,658
3,147	*	NuVasive, Inc	59,321
800	*	NxStage Medical, Inc	10,264
2,796		Oakley, Inc	47,588
7,080	*	OraSure Technologies, Inc	72,924
687	*	OSI Systems, Inc	14,516
2,642	*	Palomar Medical Technologies, Inc	88,375
2,363	*	Photon Dynamics, Inc	44,306
1,999	*	Rudolph Technologies, Inc	34,083
5,564	*	Sirf Technology Holdings, Inc	197,021
1,905	*	Somanetics Corp	42,062
2,370	*	SonoSite, Inc	96,317
1,279		STERIS Corp	31,566
3,906	*	Sybron Dental Specialties, Inc	161,083
1,100	*	Symmetry Medical, Inc	23,331
8,479	*	ThermoGenesis Corp	34,340
7,870	*	Thoratec Corp	151,655
4,470	*	TriPath Imaging, Inc	31,201
756	*	Viasys Healthcare, Inc	22,740
703		Vital Signs, Inc	38,616
1,230	*	Vnus Medical Technologies, Inc	9,336
4,326	*	Wright Medical Group, Inc	85,439
2,813		X-Rite, Inc	37,357
700		Young Innovations, Inc	25,564
793	*	Zoll Medical Corp	20,888
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,522,205

INSURANCE AGENTS, BROKERS AND SERVICE - 0.47%
1,814	*	BioScrip, Inc	13,079
300		Clark, Inc	3,543
469	*	Corvel Corp	10,327
500		Crawford & Co (Class B)	3,000
3,290	*	HealthExtras, Inc	116,137
730		Hilb Rogal & Hobbs Co	30,091
5,612		National Financial Partners Corp	317,190
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	493,367

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
INSURANCE CARRIERS - 0.77%
1,764		American Equity Investment Life Holding Co	$25,296
2,279	*	Argonaut Group, Inc	81,018
6,358	*	Centene Corp	185,463
166		Direct General Corp	2,824
2,240	*	Healthspring, Inc	41,686
200	*	James River Group, Inc	5,384
327		Midland Co	11,438
1,673	*	Molina Healthcare, Inc	55,995
779		National Interstate Corp	16,943
880	*	Navigators Group, Inc	43,648
1,419		Pre-Paid Legal Services, Inc	50,346
1,688	*	ProAssurance Corp	87,776
360		Republic Cos Group, Inc	6,250
100		Safety Insurance Group, Inc	4,566
270		Tower Group, Inc	6,237
1,979	*	Universal American Financial Corp	30,477
2,790	*	WellCare Health Plans, Inc	126,778
705		Zenith National Insurance Corp	33,932
		TOTAL INSURANCE CARRIERS	816,057

JUSTICE, PUBLIC ORDER AND SAFETY - 0.17%
4,061	*	Corrections Corp of America	183,557
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	183,557

LEATHER AND LEATHER PRODUCTS - 0.27%
1,093		Kenneth Cole Productions, Inc (Class A)	30,276
3,032		K-Swiss, Inc (Class A)	91,384
486	*	Skechers U.S.A., Inc (Class A)	12,116
6,654		Wolverine World Wide, Inc	147,253
		TOTAL LEATHER AND LEATHER PRODUCTS	281,029

LEGAL SERVICES - 0.10%
1,634	*	CRA International, Inc	80,491
910	*	FTI Consulting, Inc	25,962
		TOTAL LEGAL SERVICES	106,453

LUMBER AND WOOD PRODUCTS - 0.38%
1,780		American Woodmark Corp	63,190
700	*	Builders FirstSource, Inc	15,897
11,566	*	Champion Enterprises, Inc	173,027
1,550		Deltic Timber Corp	93,930
1,813	*	Trex Co, Inc	57,472
		TOTAL LUMBER AND WOOD PRODUCTS	403,516

METAL MINING - 0.76%
591		Alico, Inc	26,855
3,267		Cleveland-Cliffs, Inc	284,621
41,081	*	Coeur d'Alene Mines Corp	269,491
3,512		Delta & Pine Land Co	105,922
18,162	*	Hecla Mining Co	120,051
		TOTAL METAL MINING	806,940

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.82%
3,202		Brady Corp (Class A)	119,947
2,160		Daktronics, Inc	78,840
1,064		Escalade, Inc	11,800

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
320	*	iRobot Corp	$8,896
603	*	Jakks Pacific, Inc	16,124
5,586		Mikohn Gaming Corp	53,458
5,269		Nautilus, Inc	78,772
1,033	*	RC2 Corp	41,124
5,374	*	Shuffle Master, Inc	192,067
3,167	*	WMS Industries, Inc	95,327
6,176		Yankee Candle Co, Inc	169,037
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	865,392

MISCELLANEOUS RETAIL - 1.94%
1,200	*	1-800 Contacts, Inc	16,140
4,020	*	1-800-FLOWERS.COM, Inc (Class A)	28,542
1,930	*	AC Moore Arts & Crafts, Inc	35,512
620	*	Allion Healthcare, Inc	8,407
3,010		Big 5 Sporting Goods Corp	58,936
2,187	*	Blue Nile, Inc	76,961
1,543	*	Build-A-Bear Workshop, Inc	47,293
3,419	*	Cabela's, Inc	70,158
757		Cash America International, Inc	22,725
8,000	*	Coldwater Creek, Inc	222,400
2,222	*	Design Within Reach, Inc	12,643
11,339	*	Drugstore.com, Inc	35,038
2,548	*	First Cash Financial Services, Inc	50,935
2,331	*	FTD Group, Inc	22,587
510	*	Golf Galaxy, Inc	11,144
5,090	*	GSI Commerce, Inc	86,530
5,436	*	Hibbett Sporting Goods, Inc	179,334
854	*	Insight Enterprises, Inc	18,797
610	*	Liquidity Services, Inc	7,473
3,982		Longs Drug Stores Corp	184,287
2,987	*	Matria Healthcare, Inc	113,387
3,823	*	Nutri/System, Inc	181,669
1,449	*	Overstock.com, Inc	43,209
8,445	*	Petco Animal Supplies, Inc	199,049
3,596		PolyMedica Corp	152,327
312	*	Sharper Image Corp	3,997
828	*	Sports Authority, Inc	30,553
2,554	*	Stamps.com, Inc	90,054
2,709	*	Valuevision International, Inc (Class A)	34,621
		TOTAL MISCELLANEOUS RETAIL	2,044,708

MOTION PICTURES - 0.20%
8,423	*	Denny's Corp	40,093
5,464	*	NetFlix, Inc	158,401
181		World Wrestling Entertainment, Inc	3,059
1,383	*	WPT Enterprises, Inc	10,179
		TOTAL MOTION PICTURES	211,732

NONDEPOSITORY INSTITUTIONS - 0.54%
1,818	*	Accredited Home Lenders Holding Co	93,045
10,093		Advance America Cash Advance Centers, Inc	145,137
200		Advanta Corp (Class B)	7,374
1,662		Asta Funding, Inc	55,278
1,362	*	CompuCredit Corp	50,135
1,445		Doral Financial Corp	16,690
1,821	*	Encore Capital Group, Inc	26,860

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
800	*	Global Cash Access, Inc	$14,016
865	*	Marlin Business Services, Inc	19,117
893	*	QC Holdings, Inc	11,279
1,389	*	TNS, Inc	29,419
854	*	United PanAm Financial Corp	26,389
2,710	*	World Acceptance Corp	74,254
		TOTAL NONDEPOSITORY INSTITUTIONS	568,993

NONMETALLIC MINERALS, EXCEPT FUELS - 0.25%
3,292		AMCOL International Corp	94,810
2,946		CARBO Ceramics, Inc	167,657
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	262,467

OIL AND GAS EXTRACTION - 5.06%
1,524	*	Atlas America, Inc	72,862
2,650	*	ATP Oil & Gas Corp	116,362
1,993	*	Atwood Oceanics, Inc	201,313
1,230	*	Basic Energy Services, Inc	36,654
2,062		Berry Petroleum Co (Class A)	141,144
410	*	Bronco Drilling Co, Inc	10,783
3,460		Cabot Oil & Gas Corp (Class A)	165,838
502	*	Callon Petroleum Co	10,552
1,920	*	Carrizo Oil & Gas, Inc	49,901
7,150	*	Cheniere Energy, Inc	290,076
920	*	Clayton Williams Energy, Inc	37,646
6,468	*	Comstock Resources, Inc	192,035
902		Crosstex Energy, Inc	69,860
5,644	*	Delta Petroleum Corp	118,637
37	*	Edge Petroleum Corp	924
2,597	*	Encore Acquisition Co	80,507
8,469	*	Endeavour International Corp	24,645
581	*	Energy Partners Ltd	13,700
4,010	*	EXCO Resources, Inc	50,245
5,172	*	FX Energy, Inc	27,050
11,384	*	Gasco Energy, Inc	63,750
6,020	*	Global Industries Ltd	87,230
1,503	*	Goodrich Petroleum Corp	40,581
28,616	*	Grey Wolf, Inc	212,903
3	*	Hanover Compressor Co	56
11,658	*	Helix Energy Solutions Group, Inc	441,838
800	*	Hercules Offshore, Inc	27,208
7,539	*	KCS Energy, Inc	196,014
811		Markwest Hydrocarbon, Inc	18,572
3,665	*	Oceaneering International, Inc	210,005
5,217	*	Parallel Petroleum Corp	96,254
16,233	*	Parker Drilling Co	150,480
1,130		Penn Virginia Corp	80,230
4,060	*	PetroHawk Energy Corp	55,622
2,281	*	Petroleum Development Corp	103,466
3,286	*	Pioneer Drilling Co	53,989
3,047	*	Remington Oil & Gas Corp	131,691
4,060	*	Rosetta Resources, Inc	72,918
1,674		RPC, Inc	38,251
127	*	SEACOR Holdings, Inc	10,058
6,731		St. Mary Land & Exploration Co	274,827
11,581	*	Superior Energy Services	310,255
780	*	Superior Well Services, Inc	22,675

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
5,109	*	Tetra Technologies, Inc	$240,327
7,089		Todco	279,377
2,203	*	Toreador Resources Corp	68,535
3,743	*	Tri-Valley Corp	29,832
800	*	Union Drilling, Inc	11,696
1,320		W&T Offshore, Inc	53,209
4,185	*	Warren Resources, Inc	62,357
4,227	*	W-H Energy Services, Inc	188,059
		TOTAL OIL AND GAS EXTRACTION	5,342,999

PAPER AND ALLIED PRODUCTS - 0.21%
2,159		Greif, Inc (Class A)	147,719
100		Neenah Paper, Inc	3,275
6,312	*	Playtex Products, Inc	66,087
		TOTAL PAPER AND ALLIED PRODUCTS	217,081

PERSONAL SERVICES - 0.23%
2,030		Coinmach Service Corp	19,082
5,285		Jackson Hewitt Tax Service, Inc	166,900
1,400		Regis Corp	48,272
1,386	*	TRM Corp	9,328
		TOTAL PERSONAL SERVICES	243,582

PETROLEUM AND COAL PRODUCTS - 1.14%
1,000		Alon USA Energy, Inc	24,620
2,949		ElkCorp	99,529
8,250		Frontier Oil Corp	489,638
1,486	*	Giant Industries, Inc	103,336
6,228	*	Headwaters, Inc	247,812
2,638		Holly Corp	195,529
1,800		Western Refining, Inc	38,916
		TOTAL PETROLEUM AND COAL PRODUCTS	1,199,380

PRIMARY METAL INDUSTRIES - 1.83%
16,191	*	AK Steel Holding Corp	242,865
4,639	*	Aleris International, Inc	222,997
3,553	*	CommScope, Inc	101,438
770		Dynamic Materials Corp	27,443
2,296	*	General Cable Corp	69,638
884		Gibraltar Industries, Inc	26,043
4,468	*	Lone Star Technologies, Inc	247,572
4,848		Matthews International Corp (Class A)	185,484
2,915	*	Maverick Tube Corp	154,466
1,590		Mueller Industries, Inc	56,747
3,362	*	NS Group, Inc	154,753
3,254		Quanex Corp	216,814
1,011		Steel Technologies, Inc	24,567
3,574	*	Titanium Metals Corp	173,518
1,140		Worthington Industries, Inc	22,868
		TOTAL PRIMARY METAL INDUSTRIES	1,927,213

PRINTING AND PUBLISHING - 0.83%
1,815		Bowne & Co, Inc	30,256
7,664	*	Cenveo, Inc	127,069
1,518	*	Consolidated Graphics, Inc	79,118
525		Courier Corp	23,279
8,516		Hollinger International, Inc	71,364

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
3,694		John H Harland Co	$145,174
498		Journal Communications, Inc	6,175
2,945		Journal Register Co	35,870
3,360	*	Martha Stewart Living Omnimedia, Inc (Class A)	56,650
447	*	Paxar Corp	8,748
3,313	*	Playboy Enterprises, Inc (Class B)	47,045
12,811		Reader's Digest Association, Inc (Class A)	188,962
950		Schawk, Inc	24,710
1,228		Thomas Nelson, Inc	35,919
		TOTAL PRINTING AND PUBLISHING	880,339

RAILROAD TRANSPORTATION - 0.54%
4,846		Florida East Coast Industries	261,199
4,965	*	Genesee & Wyoming, Inc (Class A)	152,326
5,306	*	Kansas City Southern Industries, Inc	131,058
2,060	*	RailAmerica, Inc	21,960
		TOTAL RAILROAD TRANSPORTATION	566,543

REAL ESTATE - 0.53%
663	*	Bluegreen Corp	8,765
826		Consolidated-Tomoka Land Co	51,319
4,562		Jones Lang LaSalle, Inc	349,175
701		Resource America, Inc (Class A)	13,964
1,448	*	Sunterra Corp	20,677
1,954		Tarragon Corp	38,885
1,290	*	Tejon Ranch Co	63,042
301	*	Trammell Crow Co	10,734
816	*	ZipRealty, Inc	7,164
		TOTAL REAL ESTATE	563,725

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.89%
670	*	CROCS, Inc	16,851
1,145	*	Deckers Outdoor Corp	46,418
2,307	*	Entegris, Inc	24,546
11,530	*	Jacuzzi Brands, Inc	113,340
10,254	*	Jarden Corp	336,844
2,260		Raven Industries, Inc	88,389
2,549		Tredegar Corp	40,555
5,206		Tupperware Corp	107,192
4,712		West Pharmaceutical Services, Inc	163,601
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	937,736

SECURITY AND COMMODITY BROKERS - 1.07%
1,306	*	Bankrate, Inc	56,889
1,240		BKF Capital Group, Inc	16,120
3,439		Calamos Asset Management, Inc (Class A)	128,619
1,120		Cohen & Steers, Inc	27,440
501		GAMCO Investors, Inc	20,015
892	*	GFI Group, Inc	46,300
1,715		Greenhill & Co, Inc	113,379
1,070	*	IntercontinentalExchange, Inc	73,884
1,687		International Securities Exchange, Inc	70,264
1,483	*	MarketAxess Holdings, Inc	17,840
5,198	*	Nasdaq Stock Market, Inc	208,128
2,958		optionsXpress Holdings, Inc	86,019
300		Sanders Morris Harris Group, Inc	4,812
340	*	Thomas Weisel Partners Group, Inc	7,446

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
3,400	*	TradeStation Group, Inc	$46,988
106		Value Line, Inc	3,922
8,778		Waddell & Reed Financial, Inc (Class A)	202,770
		TOTAL SECURITY AND COMMODITY BROKERS	1,130,835

SOCIAL SERVICES - 0.52%
4,705	*	American Retirement Corp	120,542
4,107	*	Bright Horizons Family Solutions, Inc	159,064
1,471	*	Providence Service Corp	47,830
5,646	*	Sunrise Senior Living, Inc	220,025
		TOTAL SOCIAL SERVICES	547,461

SPECIAL TRADE CONTRACTORS - 0.24%
3,816		Chemed Corp	226,441
1,287		Noble International Ltd	21,780
		TOTAL SPECIAL TRADE CONTRACTORS	248,221

STONE, CLAY, AND GLASS PRODUCTS - 0.62%
1,135		Apogee Enterprises, Inc	19,154
2,616	*	Ceradyne, Inc	130,538
2,271		Charles & Colvard Ltd	24,595
7,574		Eagle Materials, Inc	482,918
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	657,205

TOBACCO PRODUCTS - 0.02%
7,030	*	Star Scientific, Inc	22,004
		TOTAL TOBACCO PRODUCTS	22,004

TRANSPORTATION BY AIR - 0.79%
4,948	*	ABX Air, Inc	33,696
13,065	*	Airtran Holdings, Inc	236,607
12,854	*	Continental Airlines, Inc (Class B)	345,773
6,504	*	ExpressJet Holdings, Inc	48,390
864	*	Frontier Airlines, Inc	6,653
2,462	*	Mesa Air Group, Inc	28,165
3,393	*	Pinnacle Airlines Corp	22,597
486	*	Republic Airways Holdings, Inc	7,198
2,545		Skywest, Inc	74,492
3,464	*	World Air Holdings, Inc	34,016
		TOTAL TRANSPORTATION BY AIR	837,587

TRANSPORTATION EQUIPMENT - 1.19%
1,010	*	Accuride Corp	11,615
590		American Railcar Industries, Inc	20,691
258		Curtiss-Wright Corp	17,080
255	*	Dril-Quip, Inc	18,067
2,545	*	Fleetwood Enterprises, Inc	28,428
8,114	*	GenCorp, Inc	166,743
927		Greenbrier Cos, Inc	37,126
4,868	*	HealthTronics, Inc	40,258
2,454		Heico Corp	77,767
1,770	*	K&F Industries Holdings, Inc	29,382
1,800		Marine Products Corp	19,782
2,238	*	Orbital Sciences Corp	35,405
5,169		Thor Industries, Inc	275,818
2,048	*	Visteon Corp	9,421
4,479		Wabash National Corp	88,460

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
7,053		Westinghouse Air Brake Technologies Corp	$229,928
5,062		Winnebago Industries, Inc	153,581
		TOTAL TRANSPORTATION EQUIPMENT	1,259,552

TRANSPORTATION SERVICES - 0.65%
2,600		Ambassadors Group, Inc	66,040
3,150	*	EGL, Inc	141,750
4,395		Forward Air Corp	163,890
3,006	*	HUB Group, Inc	137,013
5,557		Pacer International, Inc	181,603
		TOTAL TRANSPORTATION SERVICES	690,296

TRUCKING AND WAREHOUSING - 0.55%
491		Arkansas Best Corp	19,208
350	*	Covenant Transport, Inc (Class A)	5,110
1,660	*	Dynamex, Inc	32,071
6,783		Heartland Express, Inc	147,802
8,673		Knight Transportation, Inc	171,292
4,170	*	Old Dominion Freight Line	112,382
552	*	P.A.M. Transportation Services, Inc	13,607
1,611	*	SIRVA, Inc	13,742
120	*	U.S. Xpress Enterprises, Inc (Class A)	2,336
880	*	Universal Truckload Services, Inc	22,044
462	*	USA Truck, Inc	11,374
1,705		Werner Enterprises, Inc	31,321
		TOTAL TRUCKING AND WAREHOUSING	582,289

WATER TRANSPORTATION - 0.36%
900		Horizon Lines, Inc	11,664
2,826	*	Hornbeck Offshore Services, Inc	101,934
3,078	*	Kirby Corp	209,643
1,499		Maritrans, Inc	36,621
5,998	*	Odyssey Marine Exploration, Inc	22,013
		TOTAL WATER TRANSPORTATION	381,875

WHOLESALE TRADE-DURABLE GOODS - 2.69%
3,438	*	AAR Corp	97,910
200		Agilysys, Inc	3,012
4,169		Applied Industrial Technologies, Inc	185,937
5,037	*	Aviall, Inc	191,809
2,781	*	Beacon Roofing Supply, Inc	113,020
1,837	*	Bell Microproducts, Inc	11,316
921		BlueLinx Holdings, Inc	14,736
1,858	*	Brightpoint, Inc	57,709
1,439	*	Cantel Medical Corp	23,585
5,817	*	Digital River, Inc	253,679
1,490	*	Earle M Jorgensen Co	22,574
2,728	*	Global Imaging Systems, Inc	103,609
600	*	H&E Equipment Services, Inc	17,472
537	*	Huttig Building Products, Inc	4,999
1,838	*	Interline Brands, Inc	46,373
1,529	*	Keystone Automotive Industries, Inc	64,539
290		Lawson Products, Inc	11,873
5,386	*	LKQ Corp	112,083
480	*	MWI Veterinary Supply, Inc	15,790
4,551	*	Navarre Corp	19,520
9,898	*	Newpark Resources, Inc	81,163

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES			VALUE
3,499		Owens & Minor, Inc	$114,662
2,209		PEP Boys-Manny Moe & Jack	33,370
9,817	*	PSS World Medical, Inc	189,370
2,763		Reliance Steel & Aluminum Co	259,501
1,870	*	Scansource, Inc	112,967
3,403		Stewart & Stevenson Services, Inc	124,141
3,225		Watsco, Inc	229,136
4,780	*	WESCO International, Inc	325,088
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,840,943

WHOLESALE TRADE-NONDURABLE GOODS - 1.42%
6,391	*	Allscripts Healthcare Solutions, Inc	117,019
8,108	*	Andrx Corp	192,484
2,840	*	Central European Distribution Corp	109,198
110		EnergySouth, Inc	3,499
4,297	*	First Horizon Pharmaceutical Corp	108,327
8,406		Nu Skin Enterprises, Inc (Class A)	147,357
1,551	*	Nuco2, Inc	49,229
1,002	*	Prestige Brands Holdings, Inc	12,194
1,264	*	School Specialty, Inc	43,608
825	*	Source Interlink Cos, Inc	9,405
2,136		Spartan Stores, Inc	27,234
3,485		UAP Holding Corp	74,928
6,162	*	United Natural Foods, Inc	215,485
1,634	*	United Stationers, Inc	86,765
4,293	*	Ventiv Health, Inc	142,613
4,026		World Fuel Services Corp	162,811
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,502,156

		TOTAL COMMON STOCKS
		(Cost $75,818,926)	105,439,538

PRINCIPAL
SHORT TERM INVESTMENTS - 0.72%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.72%
$ 760,000		Federal National Mortgage Association (FNMA) 4.650%, 04/03/06	760,000
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	760,000

		TOTAL SHORT TERM INVESTMENTS
		(Cost $759,804)	760,000

		TOTAL PORTFOLIO- 100.56%
		(Cost $76,578,730)	106,199,538
		OTHER ASSETS & LIABILITIES, NET - (0.56%)	(595,718)

		NET ASSETS - 100.00%	$105,603,820

	*	Non-income producing
	v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.22%

AGRICULTURAL PRODUCTION-CROPS - 0.10%
5,371		Chiquita Brands International, Inc	$90,071
		TOTAL AGRICULTURAL PRODUCTION-CROPS	90,071

AMUSEMENT AND RECREATION SERVICES - 0.55%
927		Churchill Downs, Inc	35,523
1,838		Dover Motorsports, Inc	10,091
3,930	*	Leapfrog Enterprises, Inc	41,737
4,790	*	Magna Entertainment Corp (Class A)	32,524
575	*	MTR Gaming Group, Inc	5,922
1,189	*	Multimedia Games, Inc	17,692
5,475	*	Pinnacle Entertainment, Inc	154,231
466	*	Riviera Holdings Corp	7,852
12,097	*	Six Flags, Inc	123,147
1,640		Speedway Motorsports, Inc	62,664
		TOTAL AMUSEMENT AND RECREATION SERVICES	491,383

APPAREL AND ACCESSORY STORES - 1.25%
750		Buckle, Inc	30,712
2,171		Burlington Coat Factory Warehouse Corp	98,672
2,449		Cato Corp (Class A)	58,433
687	*	Charlotte Russe Holding, Inc	14,702
15,771	*	Charming Shoppes, Inc	234,515
377		DEB Shops, Inc	11,197
806	*	Dress Barn, Inc	38,648
800	*	DSW, Inc	25,056
428		Finish Line, Inc (Class A)	7,041
546	*	Genesco, Inc	21,234
719	*	Jill (J.) Group, Inc	17,191
3,009	*	Jo-Ann Stores, Inc	40,501
8,833	*	Payless Shoesource, Inc	202,187
1,025	*	Shoe Carnival, Inc	25,605
3,310		Stage Stores, Inc	98,472
848		Syms Corp	12,720
684		Talbots, Inc	18,379
3,552	*	The Wet Seal, Inc	23,621
3,883	*	Too, Inc	133,381
1,000	*	Wilsons The Leather Experts, Inc	3,900
		TOTAL APPAREL AND ACCESSORY STORES	1,116,167

APPAREL AND OTHER TEXTILE PRODUCTS - 0.55%
2,542	*	Gymboree Corp	66,194
3,485	*	Hartmarx Corp	31,051
3,381		Kellwood Co	106,130
860	*	Maidenform Brands, Inc	9,469
649		Oxford Industries, Inc	33,183
1,287	*	Perry Ellis International, Inc	29,125
516		Phillips-Van Heusen Corp	19,716
4,248		Russell Corp	58,622

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
720	*	Under Armour, Inc	$23,328
1,190		Unifirst Corp	39,532
300	*	Volcom, Inc	10,659
2,720	*	Warnaco Group, Inc	65,280
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	492,289

AUTO REPAIR, SERVICES AND PARKING - 0.64%
1,098	*	Amerco, Inc	108,669
1,505		Bandag, Inc	63,014
2,400		Central Parking Corp	38,400
3,330	*	Dollar Thrifty Automotive Group, Inc	151,182
100	*	Midas, Inc	2,187
595		Monro Muffler, Inc	22,098
6,943	*	PHH Corp	185,378
		TOTAL AUTO REPAIR, SERVICES AND PARKING	570,928

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.80%
1,700	*	Asbury Automotive Group, Inc	33,524
6,558		Casey's General Stores, Inc	149,981
730	*	CSK Auto Corp	10,125
2,715		Group 1 Automotive, Inc	129,071
1,987		Lithia Motors, Inc (Class A)	68,949
1,131	*	MarineMax, Inc	37,911
3,814		Sonic Automotive, Inc	105,877
3,483		United Auto Group, Inc	149,769
1,513	*	West Marine, Inc	22,710
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	707,917

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.26%
2,638		Building Material Holding Corp	94,018
2,542	*	Central Garden & Pet Co	135,082
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	229,100

BUSINESS SERVICES - 4.91%
5,116		ABM Industries, Inc	98,074
4,388	*	Agile Software Corp	33,480
1,713	*	American Reprographics Co	59,424
5,435	*	AMICAS, Inc	25,653
9,695	*	Applera Corp (Celera Genomics Group)	113,334
9,630	*	Ariba, Inc	94,181
2,454	*	AsiaInfo Holdings, Inc	12,270
5,818	*	Atari, Inc	3,723
2,136	*	Autobytel, Inc	10,295
24,192	*	BearingPoint, Inc	205,390
2,189		Black Box Corp	105,181
10,246	*	Borland Software Corp	55,328
2,496		Catalina Marketing Corp	57,658
707		CDI Corp	20,340
4,255	*	Ciber, Inc	27,147
16,957	*	CMGI, Inc	25,096
3,329	*	Covansys Corp	57,225
3,152	*	Cross Country Healthcare, Inc	61,023
3,134	*	CSG Systems International, Inc	72,897
400	*	DealerTrack Holdings, Inc	8,524
1,611	*	eFunds Corp	41,628
2,330	*	Electro Rent Corp	39,610
1,321	*	EPIQ Systems, Inc	25,099

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
2,507	*	eSpeed, Inc (Class A)	$19,981
400	*	First Advantage Corp	9,672
2,079	*	Harris Interactive, Inc	11,684
766	*	Heidrick & Struggles International, Inc	27,790
402	*	Hudson Highland Group, Inc	7,614
2,364	*	iGate Corp	13,948
700	*	IHS, Inc	19,145
935	*	Infospace, Inc	26,133
1,354		Integral Systems, Inc	36,544
2,631	*	Intergraph Corp	109,607
4,836	*	Internet Capital Group, Inc	45,555
1,072	*	Internet Security Systems, Inc	25,706
1,128		Interpool, Inc	22,786
160	*	Intervideo, Inc	1,737
5,081	*	Interwoven, Inc	45,678
521	*	Intrado, Inc	13,535
972	*	Ipass, Inc	7,786
3,708	*	JDA Software Group, Inc	53,543
5,323	*	Keane, Inc	83,837
2,360		Kelly Services, Inc (Class A)	64,121
420	*	Kenexa Corp	12,915
856	*	Keynote Systems, Inc	9,793
1,079	*	Kforce, Inc	13,757
7,937	*	Lawson Software, Inc	60,877
4,538	*	Magma Design Automation, Inc	39,254
301	*	Manhattan Associates, Inc	6,622
410	*	Mapinfo Corp	5,748
6,157	*	Matrixone, Inc	44,084
6,230	*	Mentor Graphics Corp	68,842
1,333	*	Motive, Inc	5,199
8,322	*	MPS Group, Inc	127,327
2,435	*	MRO Software, Inc	38,863
4,149	*	NCO Group, Inc	98,539
1,785	*	Ness Technologies, Inc	22,473
5,232	*	NetIQ Corp	58,337
1,100	*	Netscout Systems, Inc	10,010
6,590	*	Nuance Communications, Inc	77,828
301	*	Open Solutions, Inc	8,220
2,816	*	Pegasus Solutions, Inc	26,498
1,584	*	Pegasystems, Inc	12,925
9,133	*	Perot Systems Corp (Class A)	142,109
600	*	Phoenix Technologies Ltd	4,068
200	*	PRA International	4,958
318	*	ProQuest Co	6,802
910		QAD, Inc	6,807
1,379	*	Quest Software, Inc	23,029
3,671	*	Redback Networks, Inc	79,624
1,520	*	Rent-Way, Inc	10,959
6,986	*	RSA Security, Inc	125,329
5,888	*	S1 Corp	29,675
1,256	*	Seachange International, Inc	9,759
337	*	SI International, Inc	11,845
2,000	*	Sourcecorp	48,220
3,153	*	Spherion Corp	32,791
210	*	SPSS, Inc	6,649
300	*	SSA Global Technologies, Inc	4,809
1,483		Startek, Inc	34,939

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,989		Stellent, Inc	$23,590
1,640	*	SupportSoft, Inc	7,265
2,200	*	SYKES Enterprises, Inc	31,196
700	*	TAL International Group, Inc	16,877
300	*	Taleo Corp	3,915
880	*	TeleTech Holdings, Inc	9,777
1,575	*	THQ, Inc	40,777
9,628	*	TIBCO Software, Inc	80,490
340	*	Traffic.com, Inc	2,839
1,770	*	Tyler Technologies, Inc	19,470
1,729	*	Ulticom, Inc	18,587
300	*	Unica Corp	3,477
6,245		United Online, Inc	80,311
8,865	*	United Rentals, Inc	305,842
2,218	*	Universal Compression Holdings, Inc	112,386
1,863	*	Valassis Communications, Inc	54,716
983	*	Vertrue, Inc	41,089
2,871		Viad Corp	98,418
2,434	*	Vignette Corp	35,901
764	*	Viisage Technology, Inc	13,378
220	*	Vocus, Inc	3,267
1,110	*	Volt Information Sciences, Inc	33,922
200	*	WebMD Health Corp	8,328
6,893	*	webMethods, Inc	58,039
200	*	WebSideStory, Inc	3,438
1,340	*	Williams Scotsman International, Inc	33,567
		TOTAL BUSINESS SERVICES	4,370,327

CHEMICALS AND ALLIED PRODUCTS - 3.79%
100	*	Adams Respiratory Therapeutics, Inc	3,977
3,718		Alpharma, Inc (Class A)	99,717
150	*	Altus Pharmaceuticals, Inc	3,290
1,742	*	Antigenics, Inc	4,773
3,070		Arch Chemicals, Inc	93,328
3,782	*	Arqule, Inc	21,709
525	*	Atherogenics, Inc	8,568
1,222	*	BioMarin Pharmaceuticals, Inc	16,399
474	*	Cabot Microelectronics Corp	17,585
4,300		Calgon Carbon Corp	26,445
3,393		Cambrex Corp	66,299
897	*	Cell Genesys, Inc	7,158
2,880		CF Industries Holdings, Inc	48,931
477	*	Chattem, Inc	17,959
300	*	Coley Pharmaceutical Group, Inc	4,545
9,039	*	Dendreon Corp	42,574
800	*	Diversa Corp	7,288
1,907	*	Elizabeth Arden, Inc	44,471
2,528	*	Enzon Pharmaceuticals, Inc	20,477
5,510		Ferro Corp	110,200
2,218		Georgia Gulf Corp	57,646
3,801		H.B. Fuller Co	195,143
1,586		Innospec, Inc	40,649
400	*	Inspire Pharmaceuticals, Inc	2,092
2,811	*	Inverness Medical Innovations, Inc	80,760
1,400	*	Isis Pharmaceuticals, Inc	12,614
930		Koppers Holdings, Inc	18,275
2,699		Minerals Technologies, Inc	157,649

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
5,071	*	NBTY, Inc	$114,199
2,724	*	Neurogen Corp	16,862
2,252		NewMarket Corp	107,173
100	*	NitroMed, Inc	840
400		NL Industries, Inc	4,252
906	*	NPS Pharmaceuticals, Inc	7,737
4,930		Olin Corp	105,847
130	*	Pacific Ethanol, Inc	2,807
1,134	*	Par Pharmaceutical Cos, Inc	31,956
10,236		Perrigo Co	166,949
461	*	Pharmion Corp	8,307
881	*	Pioneer Cos, Inc	26,870
12,094	*	PolyOne Corp	112,716
19,798	*	Revlon, Inc (Class A)	62,562
1,440	*	Rockwood Holdings, Inc	33,149
7,997	*	Savient Pharmaceuticals, Inc	42,624
4,058		Schulman (A.), Inc	100,435
1,908	*	Seattle Genetics, Inc	9,845
6,227		Sensient Technologies Corp	112,397
1,976	*	Serologicals Corp	48,333
700		Stepan Co	20,685
2,655	*	Tanox, Inc	51,560
12,259	*	Terra Industries, Inc	86,426
300	*	Threshold Pharmaceuticals, Inc	4,497
800	*	Tiens Biotech Group USA, Inc	3,688
1,200		Tronox, Inc	20,352
11,182		USEC, Inc	134,743
14,239	*	Vertex Pharmaceuticals, Inc	521,005
530	*	ViaCell, Inc	2,920
910		WD-40 Co	28,074
4,480		Wellman, Inc	28,493
1,803		Westlake Chemical Corp	62,294
4,704	*	WR Grace & Co	62,563
160	*	Xenoport, Inc	3,622
		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,377,303

COAL MINING - 0.09%
1,390		Foundation Coal Holdings, Inc	57,185
731	*	James River Coal Co	24,832
		TOTAL COAL MINING	82,017

COMMUNICATIONS - 2.84%
2,214		Anixter International, Inc	105,785
9,547	*	Broadwing Corp	140,723
400	*	Cbeyond Communications, Inc	7,060
1,728		Centennial Communications Corp	12,666
51,359	*	Charter Communications, Inc (Class A)	55,981
32,179	*	Cincinnati Bell, Inc	145,449
5,307		Citadel Broadcasting Corp	58,855
1,245		Commonwealth Telephone Enterprises, Inc	42,890
1,740		Consolidated Communications Holdings, Inc	28,310
4,895	*	Cox Radio, Inc (Class A)	65,691
2,331		CT Communications, Inc	31,678
5,599	*	Cumulus Media, Inc (Class A)	63,045
3,436	*	Emmis Communications Corp (Class A)	54,976
4,222		Entercom Communications Corp	117,878
3,479	*	Entravision Communications Corp (Class A)	31,868

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
3,556		Fairpoint Communications, Inc	$49,144
399	*	Fisher Communications, Inc	17,855
7,304	*	General Communication, Inc (Class A)	88,305
6,714	*	GlobeTel Communications Corp	16,718
1,108		Golden Telecom, Inc	33,295
5,448		Gray Television, Inc	45,763
7,378	*	IDT Corp (Class B)	81,674
2,998		Iowa Telecommunications Services, Inc	57,202
107,654	*	Level 3 Communications, Inc	557,648
3,456	*	Lin TV Corp (Class A)	31,104
4,408	*	Mastec, Inc	62,461
2,100	*	NeuStar, Inc	65,100
1,230	*	NTELOS Holdings Corp	17,232
7,170	*	Radio One, Inc (Class D)	53,488
2,912	*	RCN Corp	75,421
1	v*	RCN Corp Wts 12/21/06	(0)
3,166	*	Regent Communications, Inc	14,595
717	*	Saga Communications, Inc (Class A)	6,933
200	*	Salem Communications Corp (Class A)	3,002
1,454	*	SBA Communications Corp	34,038
711		Shenandoah Telecom Co	31,988
786	*	Spanish Broadcasting System, Inc (Class A)	4,347
1,879		SureWest Communications	45,321
3,945	*	Talk America Holdings, Inc	33,651
3,551		USA Mobility, Inc	101,132
1,474		Valor Communications Group, Inc	19,398
3,071	*	Wireless Facilities, Inc	12,345
1,000	*	WorldSpace, Inc	7,550
		TOTAL COMMUNICATIONS	2,529,565

DEPOSITORY INSTITUTIONS - 14.27%
1,522		1st Source Corp	45,630
1,493	*	ACE Cash Express, Inc	37,161
1,809		Alabama National Bancorp	123,735
2,749		Amcore Financial, Inc	86,923
1,490	*	AmericanWest Bancorp	39,440
1,700		Ameris Bancorp	39,542
3,043		Anchor Bancorp Wisconsin, Inc	92,233
239		Arrow Financial Corp	6,548
1,868	*	Banc Corp	22,136
1,042		Bancfirst Corp	45,431
1,386	*	Bancorp, Inc	34,026
10,305		Bancorpsouth, Inc	247,423
1,200		BancTrust Financial Group, Inc	26,580
7,364		Bank Mutual Corp	87,190
1,710		Bank of Granite Corp	34,662
5,685		BankAtlantic Bancorp, Inc (Class A)	81,807
2,230		BankFinancial Corp	35,502
4,094		BankUnited Financial Corp (Class A)	110,702
1,400		Banner Corp	47,600
990		Berkshire Hills Bancorp, Inc	34,591
2,710	*	BFC Financial Corp	17,750
4,137		Boston Private Financial Holdings, Inc	139,789
8,210		Brookline Bancorp, Inc	127,173
837		Camden National Corp	32,141
1,585		Capital City Bank Group, Inc	56,347
1,015		Capital Corp of the West	37,271

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
498	*	Capital Crossing Bank	$15,866
1,753		Capitol Bancorp Ltd	81,953
2,191		Cardinal Financial Corp	29,644
2,011		Cathay General Bancorp	75,694
5,580	*	Centennial Bank Holdings, Inc	65,286
3,943		Central Pacific Financial Corp	144,787
3,328		Chemical Financial Corp	107,528
6,135		Chittenden Corp	177,731
1,124		Citizens & Northern Corp	27,201
5,696		Citizens Banking Corp	152,937
1,000		City Bank	46,540
1,911		City Holding Co	70,306
1,903		Clifton Savings Bancorp, Inc	20,343
2,083		Columbia Banking System, Inc	69,697
4,270		Commercial Capital Bancorp, Inc	60,036
100	*	Community Bancorp	3,097
3,941		Community Bank System, Inc	88,002
1,379		Community Banks, Inc	39,246
1,983		Community Trust Bancorp, Inc	67,224
491		Corus Bankshares, Inc	29,185
1,675		CVB Financial Corp	28,642
3,490		Dime Community Bancshares	50,151
220	*	EuroBancshares, Inc	2,594
900		Farmers Capital Bank Corp	28,458
2,350		Fidelity Bankshares, Inc	79,030
1,270		Financial Institutions, Inc	23,990
1,482		First Bancorp (North Carolina)	33,167
8,290		First Bancorp (Puerto Rico)	102,464
3,994		First Charter Corp	98,652
807		First Citizens Bancshares, Inc (Class A)	155,751
9,080		First Commonwealth Financial Corp	133,113
2,180		First Community Bancorp, Inc	125,699
1,302		First Community Bancshares, Inc	41,638
984		First Defiance Financial Corp	25,918
4,280		First Financial Bancorp	71,219
2,210		First Financial Bankshares, Inc	84,643
1,810		First Financial Corp (Indiana)	53,938
1,591		First Financial Holdings, Inc	50,435
1,763		First Indiana Corp	49,188
2,375		First Merchants Corp	62,985
3,694		First Midwest Bancorp, Inc	135,090
14,374		First Niagara Financial Group, Inc	210,723
900		First Oak Brook Bancshares, Inc	24,075
1,930		First Place Financial Corp	47,864
2,490		First Republic Bank	94,172
1,916		First State Bancorporation	50,889
2,164	*	FirstFed Financial Corp	129,429
4,495		Flagstar Bancorp, Inc	67,874
2,496		Flushing Financial Corp	43,580
7,305		FNB Corp	124,915
1,000		FNB Corp (Virginia)	33,980
2,604	*	Franklin Bank Corp	50,075
8,574		Fremont General Corp	184,855
2,544		Frontier Financial Corp	84,054
1,690		GB&T Bancshares, Inc	37,772
2,551		Glacier Bancorp, Inc	79,209
5,067		Gold Banc Corp, Inc	92,827

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
800		Great Southern Bancorp, Inc	$23,104
6,647		Greater Bay Bancorp	184,388
1,091		Greene County Bancshares, Inc	31,868
3,540		Hancock Holding Co	164,681
3,525		Hanmi Financial Corp	63,662
880		Harbor Florida Bancshares, Inc	33,326
1,739		Harleysville National Corp	39,545
1,395		Heartland Financial USA, Inc	32,922
830	*	Heartland Payment Systems, Inc	20,559
538		Heritage Commerce Corp	13,450
1,265		Horizon Financial Corp	32,333
1,248		IBERIABANK Corp	70,599
1,977		Independent Bank Corp (Massachusetts)	63,561
2,351		Independent Bank Corp (Michigan)	66,886
1,992		Integra Bank Corp	45,537
2,290		Interchange Financial Services Corp	43,510
4,990	*	Investors Bancorp, Inc	69,561
2,300		Irwin Financial Corp	44,459
760		ITLA Capital Corp	36,647
2,784		Kearny Financial Corp	38,224
3,968		KNBT Bancorp, Inc	64,877
2,358		Lakeland Bancorp, Inc	36,690
770		Lakeland Financial Corp	35,998
4,486		MAF Bancorp, Inc	196,352
1,837		Main Street Banks, Inc	47,542
1,559		MainSource Financial Group, Inc	29,465
1,649		MB Financial, Inc	58,375
1,483		MBT Financial Corp	24,914
185		Mercantile Bank Corp	7,234
2,970		Mid-State Bancshares	87,407
1,334		Midwest Banc Holdings, Inc	34,604
2,019		MoneyGram International, Inc	62,024
100		NASB Financial, Inc	3,426
6,138		National Penn Bancshares, Inc	130,617
900		NBC Capital Corp	20,637
4,540		NBT Bancorp, Inc	105,555
5,948		NetBank, Inc	43,064
7,751		NewAlliance Bancshares, Inc	111,847
673	*	Northern Empire Bancshares	16,993
2,560		Northwest Bancorp, Inc	63,386
1,157		OceanFirst Financial Corp	28,347
4,437	*	Ocwen Financial Corp	45,346
9,025		Old National Bancorp	195,301
1,623		Omega Financial Corp	54,955
2,773		Oriental Financial Group, Inc	40,070
3,039		Pacific Capital Bancorp	102,840
1,322		Park National Corp	140,793
6,368		Partners Trust Financial Group, Inc	75,906
240		Peapack Gladstone Financial Corp	6,146
1,200		Pennfed Financial Services, Inc	23,004
1,294		Peoples Bancorp, Inc	38,820
1,962		PFF Bancorp, Inc	66,139
500		Placer Sierra Bancshares	14,275
711		Premierwest Bancorp	13,153
2,839		Prosperity Bancshares, Inc	85,766
4,369		Provident Bankshares Corp	159,250
634		Provident Financial Holdings	20,668

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
8,906		Provident Financial Services, Inc	$161,199
5,114		Provident New York Bancorp	66,329
3,638		R & G Financial Corp (Class B)	46,057
1,330		Renasant Corp	49,130
947		Republic Bancorp, Inc (Class A) (Kentucky)	19,243
9,539		Republic Bancorp, Inc (Michigan)	114,850
904	*	Rockville Financial, Inc	12,954
606		Royal Bancshares of Pennsylvania (Class A)	14,859
2,775		S&T Bancorp, Inc	101,510
940		S.Y. Bancorp, Inc	24,835
1,647		Sandy Spring Bancorp, Inc	62,570
660		Santander BanCorp	16,764
1,140		SCBT Financial Corp	39,991
980		Seacoast Banking Corp of Florida	28,528
1,363		Security Bank Corp	34,443
200		Sierra Bancorp	5,152
1,247	*	Signature Bank	40,640
1,830		Simmons First National Corp (Class A)	54,461
583		Sound Federal Bancorp, Inc	12,004
595		Southside Bancshares, Inc	12,037
1,781		Southwest Bancorp, Inc	39,609
1,291		State Bancorp, Inc	19,739
500		State National Bancshares, Inc	13,625
2,083		Sterling Bancorp	42,910
5,877		Sterling Bancshares, Inc	106,080
3,394		Sterling Financial Corp (Pennsylvania)	74,125
4,493		Sterling Financial Corp (Spokane)	130,297
663		Summit Bancshares, Inc	12,776
766		Summit Financial Group, Inc	15,427
1,562	*	Sun Bancorp, Inc (New Jersey)	30,459
6,151		Susquehanna Bancshares, Inc	158,511
600		Taylor Capital Group, Inc	23,514
4,950		Texas Regional Bancshares, Inc (Class A)	145,976
2,422		TierOne Corp	82,227
847		Tompkins Trustco, Inc	40,783
1,410		Trico Bancshares	39,931
6,211		Trustmark Corp	196,516
2,073		UMB Financial Corp	145,587
5,886		Umpqua Holdings Corp	167,751
1,170		Union Bankshares Corp	53,480
4,935		United Bankshares, Inc	188,862
3,519		United Community Banks, Inc	99,060
3,420		United Community Financial Corp	41,450
860		United Financial Bancorp, Inc	10,346
120		United Security Bancshares	3,215
1,348		USB Holding Co, Inc	30,923
902		Virginia Financial Group, Inc	36,098
14,195		W Holding Co, Inc	111,715
1,455		Washington Trust Bancorp, Inc	40,842
800	*	Wauwatosa Holdings, Inc	10,880
3,024		WesBanco, Inc	99,217
1,881		West Coast Bancorp	52,574
1,772		Westamerica Bancorporation	92,002
400	*	Western Alliance Bancorp	14,860
659		Western Sierra Bancorp	29,879
119		Westfield Financial, Inc	2,939
432		Wintrust Financial Corp	25,129

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,091	*	Wright Express Corp	$30,602
686		WSFS Financial Corp	43,101
610		Yardville National Bancorp	22,448
		TOTAL DEPOSITORY INSTITUTIONS	12,708,323

EATING AND DRINKING PLACES - 0.98%
805		AFC Enterprises	11,190
4,595		Bob Evans Farms, Inc	136,517
378	*	California Pizza Kitchen, Inc	12,266
450	*	Chipotle Mexican Grill, Inc	24,925
4,184		Domino's Pizza, Inc	119,453
3,767	*	Jack in the Box, Inc	163,865
2,181		Landry's Restaurants, Inc	77,055
2,290		Lone Star Steakhouse & Saloon, Inc	65,082
3,456	*	Luby's, Inc	43,165
400	*	McCormick & Schmick's Seafood Restaurants, Inc	10,188
550	*	Morton's Restaurant Group, Inc	9,559
2,637	*	O'Charleys, Inc	48,679
1,136	*	Papa John's International, Inc	37,272
700	*	Ruth's Chris Steak House, Inc	16,667
5,406	*	Ryan's Restaurant Group, Inc	78,387
750	*	The Steak N Shake Co	15,825
		TOTAL EATING AND DRINKING PLACES	870,095

ELECTRIC, GAS, AND SANITARY SERVICES - 4.56%
3,361		Allete, Inc	156,622
2,134		American States Water Co	79,726
48,500	*	Aquila, Inc	193,515
6,300		Avista Corp	130,095
4,225		Black Hills Corp	143,650
2,290		California Water Service Group	103,164
1,500		Cascade Natural Gas Corp	29,550
2,411	*	Casella Waste Systems, Inc (Class A)	34,260
1,600		Central Vermont Public Service Corp	33,936
2,070		CH Energy Group, Inc	99,360
6,483		Cleco Corp	144,765
518		Connecticut Water Service, Inc	13,582
10,250		Duquesne Light Holdings, Inc	169,125
6,195	*	El Paso Electric Co	117,953
3,325		Empire District Electric Co	73,881
5,483		Idacorp, Inc	178,307
1,700		ITC Holdings Corp	44,625
2,780		Laclede Group, Inc	95,688
2,018		MGE Energy, Inc	66,957
1,474		Middlesex Water Co	27,918
3,447		New Jersey Resources Corp	155,977
5,813		Nicor, Inc	229,962
3,647		Northwest Natural Gas Co	129,432
4,691		NorthWestern Corp	146,078
3,862		Otter Tail Corp	110,801
5,028		Peoples Energy Corp	179,198
87		Piedmont Natural Gas Co, Inc	2,087
26,432	*	Sierra Pacific Resources	365,026
1,600		SJW Corp	42,960
3,710		South Jersey Industries, Inc	101,172
5,210		Southwest Gas Corp	145,620
2,750		Southwest Water Co	43,835

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,896		UIL Holdings Corp	$99,256
4,490		Unisource Energy Corp	136,945
702		Waste Industries USA, Inc	15,212
8,630	*	Waste Services, Inc	27,185
6,385		WGL Holdings, Inc	194,232
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,061,657

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.02%
2,170		A.O. Smith Corp	114,576
3,054	*	Actel Corp	48,681
5,801		Acuity Brands, Inc	232,040
700	*	Advanced Analogic Technologies, Inc	7,980
1,780	*	Airspan Networks, Inc	12,015
717	*	AMIS Holdings, Inc	6,496
4,405	*	Amkor Technology, Inc	38,059
2,245	*	Anaren, Inc	43,710
23,867	*	Applied Micro Circuits Corp	97,139
200		Applied Signal Technology, Inc	3,966
672	*	Artesyn Technologies, Inc	7,358
20,399	*	Atmel Corp	96,283
1,163		Baldor Electric Co	39,391
1,476		Bel Fuse, Inc (Class B)	51,704
2,476	*	Benchmark Electronics, Inc	94,955
35,358	*	Brocade Communications Systems, Inc	236,191
3,307		C&D Technologies, Inc	30,557
2,540	*	C-COR, Inc	22,200
4,916	*	Checkpoint Systems, Inc	132,142
75,350	*	Ciena Corp	392,574
62,088	*	Conexant Systems, Inc	214,204
2,600		CTS Corp	34,788
220	*	Directed Electronics, Inc	3,685
1,557	*	Ditech Communications Corp	16,271
739	*	DSP Group, Inc	21,438
3,780	*	Electro Scientific Industries, Inc	83,651
6,087	*	EnerSys	84,001
2,877	*	Exar Corp	41,084
398	*	Excel Technology, Inc	11,729
11,802	*	Fairchild Semiconductor International, Inc	225,064
2,180	*	Genesis Microchip, Inc	37,147
2,468	*	Genlyte Group, Inc	168,170
5,659	*	Glenayre Technologies, Inc	29,710
7,322	*	GrafTech International Ltd	44,664
432	*	Greatbatch, Inc	9,465
10,467	*	Hexcel Corp	229,960
200	*	Hittite Microwave Corp	6,742
2,650	*	Hutchinson Technology, Inc	79,951
300	*	Ikanos Communications, Inc	5,913
4,363		Imation Corp	187,216
10,803	*	Integrated Device Technology, Inc	160,533
4,793	*	Integrated Silicon Solutions, Inc	31,826
2,197		Inter-Tel, Inc	47,104
9,270	*	Kemet Corp	87,787
2,109	*	Komag, Inc	100,388
9,136	*	Kopin Corp	45,771
10,489	*	Lattice Semiconductor Corp	69,857
2,549	*	Leadis Technology, Inc	14,478
1,781	*	Littelfuse, Inc	60,786

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
2,630		LSI Industries, Inc	$44,815
1,583	*	Maxtor Corp	15,133
4,096		Maytag Corp	87,368
1,816		Methode Electronics, Inc	19,776
4,174	*	Moog, Inc	148,135
200	*	Multi-Fineline Electronix, Inc	11,698
600		National Presto Industries, Inc	29,502
1,950	*	Oplink Communications Inc	33,813
2,300	*	Optical Communication Products, Inc	7,084
2,547		Park Electrochemical Corp	75,137
1,667	*	Pericom Semiconductor Corp	16,437
2,783	*	Photronics, Inc	52,209
2,447	*	Pixelworks, Inc	12,162
2,389	*	Plexus Corp	89,755
400	*	PLX Technology, Inc	5,020
5,595	*	Polycom, Inc	121,300
900	*	Powell Industries, Inc	19,602
8,519	*	Power-One, Inc	61,337
14,189	*	Powerwave Technologies, Inc	191,410
296		Preformed Line Products Co	10,040
20	b,v*	Read-Rite Corp	-
1,512		Regal-Beloit Corp	63,912
20,938	*	RF Micro Devices, Inc	181,114
1,970	*	Rofin-Sinar Technologies, Inc	106,636
8,455	*	Silicon Storage Technology, Inc	37,033
12,056	*	Skyworks Solutions, Inc	81,860
6,884	*	SonicWALL, Inc	48,808
1,570	*	Spansion, Inc	23,236
1,838	*	Standard Microsystems Corp	47,751
1,788		Standard Motor Products, Inc	15,877
300	*	Sunpower Corp	11,448
23,334	*	Sycamore Networks, Inc	109,670
1,100		Sypris Solutions, Inc	10,373
5,332		Technitrol, Inc	127,861
395	*	Tekelec	5,463
258	*	Teledyne Technologies, Inc	9,185
15,247	*	Triquint Semiconductor, Inc	75,015
2,673	*	TTM Technologies, Inc	38,732
5,886	*	Utstarcom, Inc	37,023
3,145	*	Valence Technology, Inc	7,831
12,464	*	Vitesse Semiconductor Corp	44,621
3,894		Woodward Governor Co	129,476
14,294	*	Zhone Technologies, Inc	38,308
4,020	*	Zoran Corp	87,958
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	6,252,324

ENGINEERING AND MANAGEMENT SERVICES - 2.01%
2,906	*	Albany Molecular Research, Inc	29,525
906	*	American Dental Partners, Inc	12,231
1,123		Arbitron, Inc	37,980
5,951	*	Arena Pharmaceuticals, Inc	107,773
7,827	*	CBIZ, Inc	62,616
992	*	Exponent, Inc	31,397
1,322	*	Forrester Research, Inc	29,507
6,176	*	FuelCell Energy, Inc	70,839
1,086	*	Gartner, Inc (Class A)	15,150
1,203	*	Geo Group, Inc	40,108

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
400		Landauer, Inc	$20,088
1,305	*	Layne Christensen Co	43,744
2,465		MAXIMUS, Inc	88,691
3,316	*	Maxygen, Inc	27,456
8,128	*	Nanogen, Inc	24,547
1,976	*	Netratings, Inc	26,182
3,973	*	Nuvelo, Inc	70,799
2,627	*	Parexel International Corp	69,458
1,114	*	Per-Se Technologies, Inc	29,699
1,058	*	PRG-Schultz International, Inc	645
4,466	*	Regeneron Pharmaceuticals, Inc	74,270
10,210	*	Shaw Group, Inc	310,384
637		Talx Corp	18,142
1,125	*	Tetra Tech, Inc	21,476
5,684	*	URS Corp	228,781
3,815		Washington Group International, Inc	218,943
2,440		Watson Wyatt & Co Holdings	79,495
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,789,926

FABRICATED METAL PRODUCTS - 1.32%
2,300		Barnes Group, Inc	93,150
600	*	Blount International, Inc	9,666
2,010		CIRCOR International, Inc	58,692
1,381	*	Commercial Vehicle Group, Inc	26,529
260		Compx International, Inc	4,199
6,750		Crane Co	276,818
1,537	*	Global Power Equipment Group, Inc	5,917
3,847	*	Griffon Corp	95,559
719		Lifetime Brands, Inc	20,269
892	*	NCI Building Systems, Inc	53,315
526	*	Omega Flex, Inc	10,020
1,510		Robbins & Myers, Inc	32,616
2,880	*	RTI International Metals, Inc	157,968
1,248		Silgan Holdings, Inc	50,132
1,600		Standex International Corp	50,656
2,541		Sturm Ruger & Co, Inc	20,277
348	*	United Capital Corp	8,658
2,284		Valmont Industries, Inc	96,019
2,927		Watts Water Technologies, Inc (Class A)	106,367
		TOTAL FABRICATED METAL PRODUCTS	1,176,827

FOOD AND KINDRED PRODUCTS - 1.56%
2,701		American Italian Pasta Co (Class A)	16,908
300	*	Boston Beer Co, Inc (Class A)	7,803
294		Coca-Cola Bottling Co Consolidated	13,524
9,896		Corn Products International, Inc	292,625
680		Diamond Foods, Inc	11,676
877		Farmer Bros Co	19,557
5,456		Flowers Foods, Inc	162,043
5,283	*	Gold Kist, Inc	66,777
3,842	*	Hain Celestial Group, Inc	100,622
5,976	*	Hercules, Inc	82,469
1,392		J&J Snack Foods Corp	46,757
1,156	*	John B. Sanfilippo & Son	18,299
2,809		Lancaster Colony Corp	117,978
3,096		Lance, Inc	69,660
1,400	*	M&F Worldwide Corp	19,992

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
700		National Beverage Corp	$8,099
980		Premium Standard Farms, Inc	17,199
3,845	*	Ralcorp Holdings, Inc	146,302
900		Reddy Ice Holdings, Inc	19,989
2,114		Sanderson Farms, Inc	47,354
25		Seaboard Corp	39,850
2,156		Tootsie Roll Industries, Inc	63,106
		TOTAL FOOD AND KINDRED PRODUCTS	1,388,589

FOOD STORES - 0.40%
1,021		Great Atlantic & Pacific Tea Co, Inc	35,664
1,500		Ingles Markets, Inc (Class A)	26,730
3,845	*	Krispy Kreme Doughnuts, Inc	34,528
3,441	*	Pathmark Stores, Inc	35,993
4,533		Ruddick Corp	110,197
1,790	*	Smart & Final, Inc	29,338
1,869		Weis Markets, Inc	83,301
		TOTAL FOOD STORES	355,751

FURNITURE AND FIXTURES - 0.66%
1,100		Bassett Furniture Industries, Inc	21,945
3,888		Ethan Allen Interiors, Inc	163,374
6,051		Furniture Brands International, Inc	148,310
1,465		Hooker Furniture Corp	27,689
2,133	*	Interface, Inc (Class A)	29,457
2,800		Kimball International, Inc (Class B)	42,112
6,871		La-Z-Boy, Inc	116,807
1,431		Stanley Furniture Co, Inc	41,857
		TOTAL FURNITURE AND FIXTURES	591,551

FURNITURE AND HOMEFURNISHINGS STORES - 0.22%
200	*	Conn's, Inc	6,832
1,443	*	Cost Plus, Inc	24,675
2,500		Haverty Furniture Cos, Inc	35,875
8,744		Pier 1 Imports, Inc	101,518
4,525	*	The Bombay Co, Inc	14,933
2,564	*	Trans World Entertainment Corp	14,281
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	198,114

GENERAL BUILDING CONTRACTORS - 0.45%
756	*	Avatar Holdings, Inc	46,116
1,013	*	California Coastal Communities, Inc	37,582
1,609		M/I Homes, Inc	75,623
400		Orleans Homebuilders, Inc	8,104
1,191	*	Perini Corp	36,171
2,130		Technical Olympic USA, Inc	43,346
4,503	*	WCI Communities, Inc	125,273
288	*	William Lyon Homes, Inc	27,556
		TOTAL GENERAL BUILDING CONTRACTORS	399,771

GENERAL MERCHANDISE STORES - 0.36%
4,702	*	99 Cents Only Stores	63,759
12,204	*	Big Lots, Inc	170,368
842		Bon-Ton Stores, Inc	27,239
2,263		Fred's, Inc	30,007
2,254	*	Retail Ventures, Inc	33,044
		TOTAL GENERAL MERCHANDISE STORES	324,417

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
HEALTH SERVICES - 0.58%
403	*	Alliance Imaging, Inc	$2,595
2,841	*	Allied Healthcare International, Inc	13,779
500		Brookdale Senior Living, Inc	18,875
2,461	*	Genesis HealthCare Corp	108,136
1,299	*	Gentiva Health Services, Inc	23,655
9,371		Hooper Holmes, Inc	27,082
3,784	*	Kindred Healthcare, Inc	95,168
200	*	LHC Group, Inc	3,200
3,166	*	Magellan Health Services, Inc	128,128
867	*	Medcath Corp	16,577
535		National Healthcare Corp	21,443
130	*	Nighthawk Radiology Holdings, Inc	3,106
774	*	Odyssey HealthCare, Inc	13,321
1,760	*	RehabCare Group, Inc	33,176
200	*	Symbion, Inc	4,530
		TOTAL HEALTH SERVICES	512,771

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.49%
5,293	*	Dycom Industries, Inc	112,476
4,552		Granite Construction, Inc	221,591
930	*	Infrasource Services, Inc	16,005
3,362	*	Insituform Technologies, Inc (Class A)	89,429
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	439,501

HOLDING AND OTHER INVESTMENT OFFICES - 11.83%
1,700	*	4Kids Entertainment, Inc	29,223
4,600		Aames Investment Corp	26,128
3,366		Acadia Realty Trust	79,269
3,483		Affordable Residential Communities	36,572
1,020		Agree Realty Corp	32,742
2,085		Alexandria Real Estate Equities, Inc	198,763
2,100		American Campus Communities, Inc	54,411
5,740		American Home Mortgage Investment Corp	179,145
7,505		Anthracite Capital, Inc	82,405
6,081		Anworth Mortgage Asset Corp	47,797
8,199		Apollo Investment Corp	146,024
1,649		Arbor Realty Trust, Inc	44,507
5,018		Ares Capital Corp	86,209
5,766		Ashford Hospitality Trust, Inc	71,498
1,910		Bedford Property Investors	51,436
5,791		BioMed Realty Trust, Inc	171,645
2,105	*	Boykin Lodging Co	23,765
11,473		Brandywine Realty Trust	364,382
3,235		Capital Lease Funding, Inc	35,876
371		Capital Southwest Corp	35,431
1,633		Capital Trust, Inc	50,819
3,565		Cedar Shopping Centers, Inc	56,470
1,500		CentraCore Properties Trust	37,575
5,892		Colonial Properties Trust	295,366
1,700		Columbia Equity Trust, Inc	29,886
7,286		Commercial Net Lease Realty, Inc	169,764
4,018		Corporate Office Properties Trust	183,783
3,014		Cousins Properties, Inc	100,758
2,600		Deerfield Triarc Capital Corp	35,074
2,719		DiamondRock Hospitality Co	37,549

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,301		Digital Realty Trust, Inc	$36,649
200	*	DTS, Inc	3,932
2,516		EastGroup Properties, Inc	119,359
5,111		ECC Capital Corp	7,769
3,448		Education Realty Trust, Inc	52,754
155	*	Enstar Group, Inc	13,910
1,181		Entertainment Properties Trust	49,578
7,013		Equity Inns, Inc	113,611
1,000		Equity Lifestyle Properties, Inc	49,750
4,909		Equity One, Inc	120,565
6,717		Extra Space Storage, Inc	115,465
6,496		FelCor Lodging Trust, Inc	137,066
6,346		Fieldstone Investment Corp	74,883
5,662		First Industrial Realty Trust, Inc	241,711
2,493		First Potomac Realty Trust	70,427
1,380		Gladstone Capital Corp	29,739
1,400		Gladstone Investment Corp	21,140
4,011		Glenborough Realty Trust, Inc	87,239
3,547		GMH Communities Trust	41,287
2,668		Government Properties Trust, Inc	25,453
2,142		Gramercy Capital Corp	53,400
3,649		Heritage Property Investment Trust	144,464
2,600		Hersha Hospitality Trust	25,454
7,792		Highland Hospitality Corp	99,036
7,081		Highwoods Properties, Inc	238,842
4,151		Home Properties, Inc	212,116
7,204		HomeBanc Corp	63,323
1,611		IHOP Corp	77,231
10,001		IMPAC Mortgage Holdings, Inc	96,410
2,676		Inland Real Estate Corp	43,646
5,560		Innkeepers U.S.A. Trust	94,242
5,599		Investors Real Estate Trust	53,414
4,200		iShares Russell 2000 Value Index Fund	313,908
1,500		JER Investors Trust, Inc	24,930
2,404		Kilroy Realty Corp	185,733
3,558		Kite Realty Group Trust	56,750
5,190		LaSalle Hotel Properties	212,790
6,210		Lexington Corporate Properties Trust	129,479
2,960		LTC Properties, Inc	68,850
5,119		Luminent Mortgage Capital, Inc	41,515
4,250		Maguire Properties, Inc	155,125
6,888		MCG Capital Corp	97,190
1,400		Medical Properties Trust, Inc	15,120
11,510	*	MeriStar Hospitality Corp	119,474
10,210		MFA Mortgage Investments, Inc	64,834
2,326		Mid-America Apartment Communities, Inc	127,349
3,224		MortgageIT Holdings, Inc	34,916
3,056		National Health Investors, Inc	77,622
887		National Health Realty, Inc	17,669
7,957		Nationwide Health Properties, Inc	171,076
5,683		Newcastle Investment Corp	135,937
1,000		Newkirk Realty Trust, Inc	18,090
1,420		NGP Capital Resources Co	19,312
3,615		NorthStar Realty Finance Corp	39,584
3,845		Novastar Financial, Inc	128,577
869		Omega Healthcare Investors, Inc	12,183
935		One Liberty Properties, Inc	18,541

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
3,160		Opteum, Inc	$27,050
2,064		Origen Financial, Inc	12,549
1,810		Parkway Properties, Inc	79,061
4,807		Pennsylvania Real Estate Investment Trust	211,508
1,090	*	Pico Holdings, Inc	35,850
5,530		Post Properties, Inc	246,085
5,020		Potlatch Corp	215,057
5,975	*	Price Communications Corp	105,698
2,200		PS Business Parks, Inc	123,024
1,898		RAIT Investment Trust	53,600
4,233	*	Rambus, Inc	166,526
1,900		Ramco-Gershenson Properties	57,513
2,615		Redwood Trust, Inc	113,282
2,810		Republic Property Trust	33,074
280		Resource Capital Corp	3,858
6,671		Saxon Capital, Inc	69,645
7,927		Senior Housing Properties Trust	143,479
2,437		Sizeler Property Investors, Inc	35,970
2,064		Sovran Self Storage, Inc	113,933
10,300		Spirit Finance Corp	125,660
1,790	*	Star Maritime Acquisition Corp	17,381
6,618		Strategic Hotel Capital, Inc	154,067
1,058		Sun Communities, Inc	37,400
4,745		Sunstone Hotel Investors, Inc	137,463
2,856		Taubman Centers, Inc	119,010
1,487		Technology Investment Capital Corp	21,621
8,740		Trustreet Properties, Inc	132,761
1,202		Universal Health Realty Income Trust	43,909
2,710		Urstadt Biddle Properties, Inc (Class A)	48,780
5,492		U-Store-It Trust	110,664
3,450		Winston Hotels, Inc	39,227
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	10,529,396

HOTELS AND OTHER LODGING PLACES - 0.66%
546		Ameristar Casinos, Inc	14,081
4,604	*	Aztar Corp	193,322
2,997	*	Gaylord Entertainment Co	136,004
1,300	*	Great Wolf Resorts, Inc	15,067
3,270	*	Lodgian, Inc	45,420
1,040	*	Morgans Hotel Group Co	18,366
4,316	*	Vail Resorts, Inc	164,958
		TOTAL HOTELS AND OTHER LODGING PLACES	587,218

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.33%
50,507	*	3Com Corp	258,596
14,360	*	Adaptec, Inc	79,411
8,463	*	Advanced Digital Information Corp	74,305
11,904	*	AGCO Corp	246,889
740		Alamo Group, Inc	16,384
3,695		Albany International Corp (Class A)	140,743
1,896	*	Applied Films Corp	36,839
6,349	*	Asyst Technologies, Inc	66,093
909	*	Avocent Corp	28,852
13,197	*	Axcelis Technologies, Inc	77,334
6,797		Briggs & Stratton Corp	240,410
3,138	*	Brooks Automation, Inc	44,685
1,619		Cascade Corp	85,564

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
600	*	Cirrus Logic, Inc	$5,088
1,673		Clarcor, Inc	59,559
3,260	*	Coinstar, Inc	84,467
792	*	Cymer, Inc	35,988
511	*	Digi International, Inc	5,963
5,718	*	Dot Hill Systems Corp	40,598
3,914	*	Echelon Corp	36,948
7,500	*	Electronics for Imaging, Inc	209,775
693	*	Emulex Corp	11,843
2,715	*	EnPro Industries, Inc	93,125
456	*	ESCO Technologies, Inc	23,096
4,825	*	Extreme Networks, Inc	24,222
15,319	*	Finisar Corp	75,829
7,278	*	Flowserve Corp	424,599
5,890	*	Foundry Networks, Inc	106,962
3,304	*	Gardner Denver, Inc	215,421
1,515	*	Gehl Co	50,177
1,200		Gorman-Rupp Co	29,280
202		Gulf Island Fabrication, Inc	4,781
2,000	*	Hypercom Corp	18,600
926	*	Kadant, Inc	21,020
1,712		Kaydon Corp	69,096
4,994		Kennametal, Inc	305,333
1,274	*	Kulicke & Soffa Industries, Inc	12,154
2,218		Lennox International, Inc	66,229
4,365		Lincoln Electric Holdings, Inc	235,666
642		Lindsay Manufacturing Co	17,392
312		Lufkin Industries, Inc	17,297
600		Manitowoc Co, Inc	54,690
690	*	Mattson Technology, Inc	8,280
19,970	*	McData Corp (Class A)	92,261
356	*	Mestek, Inc	4,478
4,567	*	MRV Communications, Inc	18,725
700		Nacco Industries, Inc (Class A)	107,772
408		NN, Inc	5,267
1,722		Nordson Corp	85,859
340	*	Oil States International, Inc	12,529
10,006	*	Palm, Inc	231,739
23,990	*	Quantum Corp	89,723
440	*	Rackable Systems, Inc	23,254
1,590	*	Radisys Corp	31,562
760	*	RBC Bearings, Inc	15,580
1,778	*	SafeNet, Inc	47,081
1,006		Sauer-Danfoss, Inc	23,088
1,922	*	Semitool, Inc	21,853
1,018		Tennant Co	53,262
205	*	Ultratech, Inc	5,018
1,501	*	Veeco Instruments, Inc	35,048
1,024	*	VeriFone Holdings, Inc	31,017
1,531	*	Water Pik Technologies, Inc	42,424
981		Xerium Technologies, Inc	9,212
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,746,335

INSTRUMENTS AND RELATED PRODUCTS - 2.81%
9,200	*	Aeroflex, Inc	126,316
1,804		Analogic Corp	119,425
316		Badger Meter, Inc	18,006

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
2,319	*	Bio-Rad Laboratories, Inc (Class A)	$144,590
800	*	Bruker BioSciences Corp	4,320
3,882	*	Caliper Life Sciences, Inc	24,845
430	*	Catapult Communications Corp	5,719
3,993	*	Coherent, Inc	140,194
1,919		Cohu, Inc	40,721
3,896	*	Conmed Corp	74,608
7,564	*	Credence Systems Corp	55,520
2,111		Cubic Corp	50,537
1,520		Datascope Corp	60,131
150	*	DexCom, Inc	3,041
893	*	DJ Orthopedics, Inc	35,506
1,936		DRS Technologies, Inc	106,228
1,909	*	Encore Medical Corp	9,774
3,254	*	Esterline Technologies Corp	139,109
300	*	ev3, Inc	5,313
351	*	FEI Co	6,967
1,629	*	Herley Industries, Inc	34,014
504	*	Hologic, Inc	27,896
808	*	ICU Medical, Inc	29,242
9,193	*	Input/Output, Inc	89,264
3,958		Invacare Corp	122,935
300		Keithley Instruments, Inc	4,608
1,681	*	LeCroy Corp	26,308
8,061	*	LTX Corp	43,529
1,547	*	Merit Medical Systems, Inc	18,579
4,272	*	MKS Instruments, Inc	100,093
766	*	Molecular Devices Corp	25,401
2,337		Movado Group, Inc	53,938
781		MTS Systems Corp	32,669
4,577	*	Newport Corp	86,322
300	*	NxStage Medical, Inc	3,849
595		Oakley, Inc	10,127
2,181	*	OccuLogix, Inc	7,524
1,347	*	OSI Systems, Inc	28,462
200	*	Photon Dynamics, Inc	3,750
1,050	*	Rudolph Technologies, Inc	17,903
7,938		STERIS Corp	195,910
1,839	*	Sybron Dental Specialties, Inc	75,840
4,157	*	Varian, Inc	171,185
3,370	*	Viasys Healthcare, Inc	101,370
133		Vital Signs, Inc	7,306
210		X-Rite, Inc	2,789
505	*	Zoll Medical Corp	13,302
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,504,985

INSURANCE AGENTS, BROKERS AND SERVICE - 0.35%
3,866	*	BioScrip, Inc	27,874
1,700		Clark, Inc	20,077
345	*	Corvel Corp	7,597
2,877		Crawford & Co (Class B)	17,262
3,495		Hilb Rogal & Hobbs Co	144,064
5,885	*	USI Holdings Corp	94,925
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	311,799

INSURANCE CARRIERS - 3.91%
4,101		21st Century Insurance Group	64,796

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,230		Affirmative Insurance Holdings, Inc	$16,248
4,190		Alfa Corp	71,817
4,335		American Equity Investment Life Holding Co	62,164
950	*	American Physicians Capital, Inc	45,600
1,868	*	Argonaut Group, Inc	66,407
1,000		Baldwin & Lyons, Inc (Class B)	26,550
2,239		Bristol West Holdings, Inc	43,101
4,181	*	Ceres Group, Inc	23,079
4,498	*	Citizens, Inc	23,210
2,000	*	CNA Surety Corp	33,460
3,672		Delphi Financial Group, Inc (Class A)	189,585
1,764		Direct General Corp	30,006
1,223		Donegal Group, Inc	31,908
820		EMC Insurance Group, Inc	22,853
1,690		FBL Financial Group, Inc (Class A)	58,221
2,280	*	First Acceptance Corp	30,324
1,309	*	Fpic Insurance Group, Inc	49,480
1,194		Great American Financial Resources, Inc	23,558
1,756		Harleysville Group, Inc	52,136
500	*	Healthspring, Inc	9,305
5,570		Horace Mann Educators Corp	104,716
670		Independence Holding Co	15,450
2,742		Infinity Property & Casualty Corp	114,451
600	*	James River Group, Inc	16,152
500		Kansas City Life Insurance Co	25,620
2,534	*	KMG America Corp	21,691
2,345		LandAmerica Financial Group, Inc	159,108
1,100		Midland Co	38,478
305		National Western Life Insurance Co (Class A)	70,848
678	*	Navigators Group, Inc	33,629
1,615		Odyssey Re Holdings Corp	35,046
8,246		Ohio Casualty Corp	261,398
14,818		Phoenix Cos, Inc	241,533
4,117	*	PMA Capital Corp (Class A)	41,911
2,631		Presidential Life Corp	66,854
2,203	*	ProAssurance Corp	114,556
600		Republic Cos Group, Inc	10,416
2,988		RLI Corp	171,212
1,396		Safety Insurance Group, Inc	63,741
1,178	*	SeaBright Insurance Holdings, Inc	20,521
3,741		Selective Insurance Group, Inc	198,273
1,888		State Auto Financial Corp	63,644
2,250		Stewart Information Services Corp	105,930
1,850		Tower Group, Inc	42,735
1,170	*	Triad Guaranty, Inc	54,873
4,667		UICI	172,632
2,284		United Fire & Casualty Co	75,144
1,870	*	Universal American Financial Corp	28,798
2,786		Zenith National Insurance Corp	134,090
		TOTAL INSURANCE CARRIERS	3,477,258

JUSTICE, PUBLIC ORDER AND SAFETY - 0.08%
1,616	*	Corrections Corp of America	73,043
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	73,043

LEATHER AND LEATHER PRODUCTS - 0.41%
2,370		Brown Shoe Co, Inc	124,378

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
612		K-Swiss, Inc (Class A)	$18,446
100		Kenneth Cole Productions, Inc (Class A)	2,770
2,300	*	Skechers U.S.A., Inc (Class A)	57,339
1,800		Steven Madden Ltd	63,900
4,600		Stride Rite Corp	66,608
1,416		Wolverine World Wide, Inc	31,336
		TOTAL LEATHER AND LEATHER PRODUCTS	364,777

LEGAL SERVICES - 0.14%
4,328	*	FTI Consulting, Inc	123,478
		TOTAL LEGAL SERVICES	123,478

LUMBER AND WOOD PRODUCTS - 0.24%
1,000	*	Builders FirstSource, Inc	22,710
1,146	*	Palm Harbor Homes, Inc	24,559
900		Skyline Corp	37,242
2,069		Universal Forest Products, Inc	131,361
		TOTAL LUMBER AND WOOD PRODUCTS	215,872

METAL MINING - 0.15%
1,600		Delta & Pine Land Co	48,256
5,382	*	Stillwater Mining Co	88,588
		TOTAL METAL MINING	136,844

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.69%
3,384		Blyth, Inc	71,132
2,641		Brady Corp (Class A)	98,932
9,911		Callaway Golf Co	170,469
200	*	iRobot Corp	5,560
2,600	*	Jakks Pacific, Inc	69,524
6,355	*	K2, Inc	79,755
1,505	*	RC2 Corp	59,914
1,620		Russ Berrie & Co, Inc	24,624
931	*	Steinway Musical Instruments, Inc	29,997
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	609,907

MISCELLANEOUS RETAIL - 0.75%
230	*	Allion Healthcare, Inc	3,119
1,287	*	Alloy, Inc	17,259
551		Blair Corp	22,817
798	*	Cabela's, Inc	16,375
3,161		Cash America International, Inc	94,893
2,424	*	dELiA*s, Inc	22,640
1,108	*	First Cash Financial Services, Inc	22,149
200	*	Golf Galaxy, Inc	4,370
5,570	*	Insight Enterprises, Inc	122,596
500	*	Liquidity Services, Inc	6,125
589		Longs Drug Stores Corp	27,259
1,115	*	Sharper Image Corp	14,283
2,619	*	Sports Authority, Inc	96,641
1,300	*	Systemax, Inc	9,386
952	*	Valuevision International, Inc (Class A)	12,167
6,318	*	Zale Corp	177,094
		TOTAL MISCELLANEOUS RETAIL	669,173

MOTION PICTURES - 0.45%
25,306		Blockbuster, Inc (Class A)	100,465

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
1,606		Carmike Cinemas, Inc	$38,753
5,340	*	Denny's Corp	25,418
2,586		Marcus Corp	51,591
7,776	*	Time Warner Telecom, Inc (Class A)	139,579
2,444		World Wrestling Entertainment, Inc	41,304
		TOTAL MOTION PICTURES	397,110

NONDEPOSITORY INSTITUTIONS - 0.69%
790	*	Accredited Home Lenders Holding Co	40,432
2,352		Advanta Corp (Class B)	86,718
1,827		Beverly Hills Bancorp, Inc	19,366
5,239		CharterMac	106,352
1,790	*	CompuCredit Corp	65,890
1,227		Delta Financial Corp	11,718
9,937		Doral Financial Corp	114,772
1,700	b*	DVI, Inc	7
281	*	Encore Capital Group, Inc	4,145
1,424		Federal Agricultural Mortgage Corp (Class C)	41,894
3,378		Financial Federal Corp	98,975
1,380	*	Global Cash Access, Inc	24,178
60	*	Marlin Business Services, Inc	1,326
		TOTAL NONDEPOSITORY INSTITUTIONS	615,773

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
2,566		Compass Minerals International, Inc	64,124
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	64,124

OIL AND GAS EXTRACTION - 3.58%
1,128	*	Atlas America, Inc	53,930
550	*	Basic Energy Services, Inc	16,390
413		Berry Petroleum Co (Class A)	28,270
1,752	*	Bill Barrett Corp	57,098
1,824	*	Bois d'Arc Energy, Inc	30,370
3,447	*	Brigham Exploration Co	30,196
400	*	Bronco Drilling Co, Inc	10,520
3,450		Cabot Oil & Gas Corp (Class A)	165,359
1,320	*	Callon Petroleum Co	27,746
1,028	*	Carrizo Oil & Gas, Inc	26,718
10,707		Cimarex Energy Co	463,185
2,049	*	Edge Petroleum Corp	51,184
4,102	*	Encore Acquisition Co	127,162
3,795	*	Energy Partners Ltd	89,486
3,060	*	EXCO Resources, Inc	38,342
5,432	*	Global Industries Ltd	78,710
11,872	*	Hanover Compressor Co	221,057
5,036	*	Harvest Natural Resources, Inc	48,950
500	*	Hercules Offshore, Inc	17,005
3,779	*	Houston Exploration Co	199,153
3,055	*	McMoRan Exploration Co	54,501
11,178	*	Meridian Resource Corp	45,271
217	*	Oceaneering International, Inc	12,434
1,485		Penn Virginia Corp	105,435
800	v*	PetroCorp (Escrow)	(0)
4,359	*	PetroHawk Energy Corp	59,718
100	*	Petroleum Development Corp	4,536
5,241	*	Petroquest Energy, Inc	52,882
452	*	Remington Oil & Gas Corp	19,535

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
3,090	*	Rosetta Resources, Inc	$55,496
1,432		RPC, Inc	32,721
2,192	*	SEACOR Holdings, Inc	173,606
1,675		St. Mary Land & Exploration Co	68,390
3,141	*	Stone Energy Corp	138,612
300	*	Superior Well Services, Inc	8,721
3,680	*	Swift Energy Co	137,853
300	*	Union Drilling, Inc	4,386
4,681	*	Veritas DGC, Inc	212,471
580		W&T Offshore, Inc	23,380
4,752	*	Whiting Petroleum Corp	194,784
		TOTAL OIL AND GAS EXTRACTION	3,185,563

PAPER AND ALLIED PRODUCTS - 1.06%
7,367		Bowater, Inc	217,916
3,900	*	Buckeye Technologies, Inc	35,295
3,830	*	Caraustar Industries, Inc	39,411
2,630		Chesapeake Corp	36,504
794		CSS Industries, Inc	25,996
5,716		Glatfelter	104,774
7,818	*	Graphic Packaging Corp	16,183
200		Greif, Inc (Class A)	13,684
6,720		Longview Fibre Co	173,645
3,836	*	Mercer International, Inc	35,713
1,750		Neenah Paper, Inc	57,313
3,910		Rock-Tenn Co (Class A)	58,611
2,000		Schweitzer-Mauduit International, Inc	48,000
5,435		Wausau Paper Corp	77,014
		TOTAL PAPER AND ALLIED PRODUCTS	940,059

PERSONAL SERVICES - 0.54%
5,180	*	Alderwoods Group, Inc	92,722
1,200		Angelica Corp	24,624
1,660		Coinmach Service Corp	15,604
2,584		G & K Services, Inc (Class A)	109,923
4,579		Regis Corp	157,884
14,110		Stewart Enterprises, Inc (Class A)	80,568
400	*	TRM Corp	2,692
		TOTAL PERSONAL SERVICES	484,017

PETROLEUM AND COAL PRODUCTS - 0.13%
400		Alon USA Energy, Inc	9,848
630	*	Giant Industries, Inc	43,810
407		Holly Corp	30,167
1,370		Western Refining, Inc	29,619
		TOTAL PETROLEUM AND COAL PRODUCTS	113,444

PIPELINES, EXCEPT NATURAL GAS - 0.06%
5,571	*	Transmontaigne, Inc	54,652
		TOTAL PIPELINES, EXCEPT NATURAL GAS	54,652

PRIMARY METAL INDUSTRIES - 3.04%
5,701		Belden CDT, Inc	155,238
2,480	*	Brush Engineered Materials, Inc	48,980
3,236		Carpenter Technology Corp	305,867
2,992	*	Century Aluminum Co	127,010
2,995	*	Chaparral Steel Co	194,435

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
4,444	*	CommScope, Inc	$126,876
2,127	*	Encore Wire Corp	72,063
4,586	*	General Cable Corp	139,093
2,414		Gibraltar Industries, Inc	71,116
3,123	*	Maverick Tube Corp	165,488
3,375		Mueller Industries, Inc	120,454
3,785	*	OM Group, Inc	87,055
4,659	*	Oregon Steel Mills, Inc	238,401
495		Quanex Corp	32,982
1,443		Roanoke Electric Steel Corp	46,609
5,315		Steel Dynamics, Inc	301,520
575		Steel Technologies, Inc	13,973
2,184	*	Superior Essex, Inc	55,561
2,985		Texas Industries, Inc	180,563
1,925		Titan International, Inc	33,226
168	*	Titanium Metals Corp	8,156
1,219	*	Wheeling-Pittsburgh Corp	22,381
7,944		Worthington Industries, Inc	159,357
		TOTAL PRIMARY METAL INDUSTRIES	2,706,404

PRINTING AND PUBLISHING - 1.04%
3,278		Banta Corp	170,390
2,650		Bowne & Co, Inc	44,176
219	*	Consolidated Graphics, Inc	11,414
800		Courier Corp	35,472
3,360		Ennis, Inc	65,520
358		John H Harland Co	14,069
3,246		Journal Communications, Inc	40,250
2,862		Journal Register Co	34,859
2,788		Media General, Inc (Class A)	129,977
4,197	*	Paxar Corp	82,135
19,670	*	Primedia, Inc	40,717
1,810		Reader's Digest Association, Inc (Class A)	26,698
794		Schawk, Inc	20,652
4,312	*	Scholastic Corp	115,389
2,224		Standard Register Co	34,472
489		Thomas Nelson, Inc	14,303
4,607		Topps Co, Inc	40,403
1,054	*	Triple Crown Media, Inc	6,219
		TOTAL PRINTING AND PUBLISHING	927,115

RAILROAD TRANSPORTATION - 0.19%
336	*	Genesee & Wyoming, Inc (Class A)	10,308
5,015	*	Kansas City Southern Industries, Inc	123,871
3,138	*	RailAmerica, Inc	33,451
		TOTAL RAILROAD TRANSPORTATION	167,630

REAL ESTATE - 0.36%
2,195	*	Bluegreen Corp	29,018
502		Jones Lang LaSalle, Inc	38,423
2,120		Levitt Corp (Class A)	46,725
1,457		Resource America, Inc (Class A)	29,023
1,414	*	Sunterra Corp	20,192
4,240	*	Trammell Crow Co	151,198
500	*	ZipRealty, Inc	4,390
		TOTAL REAL ESTATE	318,969

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
RUBBER AND MISCELLANEOUS PLASTIC PRODUCT - 0.58%
720	*	CROCS, Inc	$18,108
8,312		Cooper Tire & Rubber Co	119,194
210	*	Deckers Outdoor Corp	8,513
13,733	*	Entegris, Inc	146,119
3,352		Myers Industries, Inc	53,598
4,182		Spartech Corp	100,368
1,475		Tredegar Corp	23,467
2,387		Tupperware Corp	49,148
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCT	518,515

SECURITY AND COMMODITY BROKERS - 1.30%
157		Cohen & Steers, Inc	3,847
500		GAMCO Investors, Inc	19,975
1,560	*	IntercontinentalExchange, Inc	107,718
5,220	*	Investment Technology Group, Inc	259,956
14,134	*	Knight Capital Group, Inc	196,887
7,130	*	LaBranche & Co, Inc	112,725
2,015	*	MarketAxess Holdings, Inc	24,240
2,177	*	Nasdaq Stock Market, Inc	87,167
2,703	*	Piper Jaffray Cos	148,665
1,418		Sanders Morris Harris Group, Inc	22,745
1,314	*	Stifel Financial Corp	57,382
1,990		SWS Group, Inc	52,039
480	*	Thomas Weisel Partners Group, Inc	10,512
2,266		Waddell & Reed Financial, Inc (Class A)	52,345
		TOTAL SECURITY AND COMMODITY BROKERS	1,156,203

SOCIAL SERVICES - 0.07%
2,595	*	Res-Care, Inc	47,696
314	*	Sunrise Senior Living, Inc	12,237
		TOTAL SOCIAL SERVICES	59,933

SPECIAL TRADE CONTRACTORS - 0.62%
5,026		Comfort Systems USA, Inc	67,851
4,032	*	EMCOR Group, Inc	200,229
388		Noble International Ltd	6,569
1,760	*	Pike Electric Corp	36,978
15,254	*	Quanta Services, Inc	244,369
		TOTAL SPECIAL TRADE CONTRACTORS	555,996

STONE, CLAY, AND GLASS PRODUCTS - 0.23%
1,100		Ameron International Corp	80,553
2,749		Apogee Enterprises, Inc	46,403
1,207	*	Ceradyne, Inc	60,229
2,032		Libbey, Inc	14,387
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	201,572

TEXTILE MILL PRODUCTS - 0.03%
1,494	*	Dixie Group, Inc	22,350
		TOTAL TEXTILE MILL PRODUCTS	22,350

TOBACCO PRODUCTS - 0.23%
3,413		Universal Corp (Virginia)	125,496
4,000		Vector Group Ltd	76,240
		TOTAL TOBACCO PRODUCTS	201,736

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
TRANSPORTATION BY AIR - 0.58%
3,057	*	ABX Air, Inc	$20,818
4,340	*	Alaska Air Group, Inc	153,853
3,072	*	Bristow Group, Inc	94,925
3,981	*	Frontier Airlines, Inc	30,654
2,055	*	MAIR Holdings, Inc	9,617
2,258	*	Mesa Air Group, Inc	25,832
1,618	*	Republic Airways Holdings, Inc	23,963
5,292		Skywest, Inc	154,897
		TOTAL TRANSPORTATION BY AIR	514,559

TRANSPORTATION EQUIPMENT - 2.49%
705	*	Accuride Corp	8,108
2,755	*	Aftermarket Technology Corp	62,291
5,536		American Axle & Manufacturing Holdings, Inc	94,832
680		American Railcar Industries, Inc	23,848
1,761		Arctic Cat, Inc	42,370
4,542	*	Armor Holdings, Inc	264,753
9,225		ArvinMeritor, Inc	137,545
1,800		Coachmen Industries, Inc	20,484
2,625		Curtiss-Wright Corp	173,775
800	*	Dril-Quip, Inc	56,680
6,288		Federal Signal Corp	116,328
5,592	*	Fleetwood Enterprises, Inc	62,463
1,103		Freightcar America, Inc	70,151
5,372	*	Hayes Lemmerz International, Inc	14,666
431	*	HealthTronics, Inc	3,564
577		Heico Corp	18,285
800	*	K&F Industries Holdings, Inc	13,280
4,514		Modine Manufacturing Co	133,163
3,357		Monaco Coach Corp	44,984
5,295	*	Orbital Sciences Corp	83,767
6,334	*	Quantum Fuel Systems Technologies Worldwide, Inc	22,676
1,190	*	R&B, Inc	12,198
828	*	Sequa Corp (Class A)	80,978
534	*	Strattec Security Corp	19,913
2,831		Superior Industries International, Inc	54,808
5,708	*	Tenneco, Inc	123,807
5,409		Trinity Industries, Inc	294,196
2,060	*	Triumph Group, Inc	91,176
15,995	*	Visteon Corp	73,577
		TOTAL TRANSPORTATION EQUIPMENT	2,218,666

TRANSPORTATION SERVICES - 0.36%
1,557	*	EGL, Inc	70,065
414		Forward Air Corp	15,438
5,789		GATX Corp	239,028
		TOTAL TRANSPORTATION SERVICES	324,531

TRUCKING AND WAREHOUSING - 0.43%
2,865		Arkansas Best Corp	112,079
997	*	Covenant Transport, Inc (Class A)	14,556
1,798	*	Frozen Food Express Industries	18,789
1,925	*	Marten Transport Ltd	34,823
374	*	P.A.M. Transportation Services, Inc	9,219
2,041	*	SCS Transportation, Inc	59,414
1,481	*	SIRVA, Inc	12,633

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
897	*	U.S. Xpress Enterprises, Inc (Class A)	$17,465
467	*	USA Truck, Inc	11,498
5,120		Werner Enterprises, Inc	94,054
		TOTAL TRUCKING AND WAREHOUSING	384,530

WATER TRANSPORTATION - 0.10%
1,955	*	Gulfmark Offshore, Inc	54,349
1,000		Horizon Lines, Inc	12,960
219	*	Kirby Corp	14,916
100		Maritrans, Inc	2,443
		TOTAL WATER TRANSPORTATION	84,668

WHOLESALE TRADE-DURABLE GOODS - 2.14%
1,769	*	AAR Corp	50,381
3,710		Agilysys, Inc	55,873
344		Applied Industrial Technologies, Inc	15,342
2,308	*	Audiovox Corp (Class A)	27,558
2,016	*	Bell Microproducts, Inc	12,419
187		BlueLinx Holdings, Inc	2,992
3,621	*	Brightpoint, Inc	112,468
1,390		Castle (A.M.) & Co	41,005
7,955		Commercial Metals Co	425,513
961	*	Earle M Jorgensen Co	14,559
701	*	Global Imaging Systems, Inc	26,624
1,110	*	H&E Equipment Services, Inc	32,323
2,900		Handleman Co	27,840
1,173	*	Huttig Building Products, Inc	10,921
14,196		IKON Office Solutions, Inc	202,293
3,052		Kaman Corp (Class A)	76,788
743	*	Keystone Automotive Industries, Inc	31,362
367		Lawson Products, Inc	15,025
2,902		Metal Management, Inc	91,848
300	*	MWI Veterinary Supply, Inc	9,870
3,337	*	Newpark Resources, Inc	27,363
2,168		Owens & Minor, Inc	71,045
5,394		PEP Boys-Manny Moe & Jack	81,503
1,326		Reliance Steel & Aluminum Co	124,538
3,321		Ryerson Tull, Inc	88,870
2,904		Schnitzer Steel Industries, Inc (Class A)	124,436
853		Stewart & Stevenson Services, Inc	31,117
1,062	*	SYNNEX Corp	19,711
2,120		Tecumseh Products Co (Class A)	52,025
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,903,612

WHOLESALE TRADE-NONDURABLE GOODS - 0.84%
11,187		Alliance One International, Inc	54,369
2,538	*	Andrx Corp	60,252
800		EnergySouth, Inc	25,448
1,638		Nash Finch Co	48,976
4,522	*	Performance Food Group Co	141,041
2,749	*	Prestige Brands Holdings, Inc	33,455
1,829	*	School Specialty, Inc	63,101
3,564	*	Source Interlink Cos, Inc	40,630
897		Spartan Stores, Inc	11,437
856		The Andersons, Inc	66,965
1,359		UAP Holding Corp	29,218
2,990	*	United Stationers, Inc	158,769

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES			VALUE
750		Weyco Group, Inc	$16,875
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	750,536

		TOTAL COMMON STOCKS
		(Cost $67,632,007)	88,349,036

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.67%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.67%
$ 600,000		Federal National Mortgage Association 4.650%, 04/03/06	600,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	600,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $599,845)	600,000

		TOTAL PORTFOLIO - 99.89%
		(Cost $68,231,852)	88,949,036
		OTHER ASSETS & LIABILITIES, NET - 0.11%	96,041

		NET ASSETS - 100.00%	$89,045,077

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE

COMMON STOCKS - 99.55%

AGRICULTURAL PRODUCTION-CROPS - 0.05%
6,360		Chiquita Brands International, Inc	$106,657
		TOTAL AGRICULTURAL PRODUCTION-CROPS	106,657

AMUSEMENT AND RECREATION SERVICES - 0.52%
7,673	*	Bally Technologies, Inc	130,364
1,200		Churchill Downs, Inc	45,984
1,309		Dover Downs Gaming & Entertainment, Inc	28,497
2,531		Dover Motorsports, Inc	13,895
4,875	*	Leapfrog Enterprises, Inc	51,773
3,494	*	Life Time Fitness, Inc	163,694
5,360	*	Magna Entertainment Corp (Class A)	36,394
1,326	*	Monarch Casino & Resort, Inc	37,645
3,200	*	MTR Gaming Group, Inc	32,960
4,189	*	Multimedia Games, Inc	62,332
7,005	*	Pinnacle Entertainment, Inc	197,331
1,434	*	Riviera Holdings Corp	24,163
13,786	*	Six Flags, Inc	140,341
2,282		Speedway Motorsports, Inc	87,195
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,052,568

APPAREL AND ACCESSORY STORES - 1.52%
8,071	*	Aeropostale, Inc	243,421
1,200		Buckle, Inc	49,140
2,433		Burlington Coat Factory Warehouse Corp	110,580
1,626	*	Cache, Inc	29,821
3,696	*	Casual Male Retail Group, Inc	35,999
4,682		Cato Corp (Class A)	111,713
2,160	*	Charlotte Russe Holding, Inc	46,224
17,590	*	Charming Shoppes, Inc	261,563
3,184	*	Children's Place Retail Stores, Inc	184,354
5,400		Christopher & Banks Corp	125,334
692	*	Citi Trends, Inc	27,514
600		DEB Shops, Inc	17,820
3,184	*	Dress Barn, Inc	152,673
1,600	*	DSW, Inc	50,112
5,992		Finish Line, Inc (Class A)	98,568
3,382	*	Genesco, Inc	131,526
2,401	*	Guess ?, Inc	93,903
6,392	*	HOT Topic, Inc	92,684
3,000	*	Jill (J.) Group, Inc	71,730
3,488	*	Jo-Ann Stores, Inc	46,948
1,864	*	New York & Co, Inc	27,848
11,130	*	Pacific Sunwear Of California, Inc	246,641
9,798	*	Payless Shoesource, Inc	224,276
987	*	Shoe Carnival, Inc	24,655

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,061		Stage Stores, Inc	$120,815
3,890		Stein Mart, Inc	67,764
998		Syms Corp	14,970
3,450		Talbots, Inc	92,702
8,711	*	The Wet Seal, Inc	57,928
5,144	*	Too, Inc	176,696
2,296	*	Wilsons The Leather Experts, Inc	8,954
528	*	Zumiez, Inc	32,261
		TOTAL APPAREL AND ACCESSORY STORES	3,077,137

APPAREL AND OTHER TEXTILE PRODUCTS - 0.62%
2,718	*	Carter's, Inc	183,438
4,499	*	Gymboree Corp	117,154
3,619	*	Hartmarx Corp	32,245
4,292	*	Innovo Group, Inc	3,168
2,543	*	JOS A Bank Clothiers, Inc	121,937
3,794		Kellwood Co	119,094
1,600	*	Maidenform Brands, Inc	17,616
2,100		Oxford Industries, Inc	107,373
1,352	*	Perry Ellis International, Inc	30,596
4,718		Phillips-Van Heusen Corp	180,275
5,086		Russell Corp	70,187
1,600	*	Under Armour, Inc	51,840
1,400		Unifirst Corp	46,508
700	*	Volcom, Inc	24,871
6,813	*	Warnaco Group, Inc	163,512
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,269,814

AUTO REPAIR, SERVICES AND PARKING - 0.40%
1,523	*	Amerco, Inc	150,731
1,651		Bandag, Inc	69,127
2,687		Central Parking Corp	42,992
3,751	*	Dollar Thrifty Automotive Group, Inc	170,295
2,480	*	Midas, Inc	54,238
1,630		Monro Muffler, Inc	60,538
7,726	*	PHH Corp	206,284
3,238	*	Rush Enterprises, Inc (Class A)	56,924
		TOTAL AUTO REPAIR, SERVICES AND PARKING	811,129

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.46%
1,350	*	America's Car-Mart, Inc	29,025
1,982	*	Asbury Automotive Group, Inc	39,085
7,400		Casey's General Stores, Inc	169,238
6,481	*	CSK Auto Corp	89,891
3,120		Group 1 Automotive, Inc	148,325
2,350		Lithia Motors, Inc (Class A)	81,545
1,897	*	MarineMax, Inc	63,587
4,401		Sonic Automotive, Inc	122,172
3,910		United Auto Group, Inc	168,130
2,176	*	West Marine, Inc	32,662
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	943,660

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.31%
4,230		Building Material Holding Corp	150,757

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,859	*	Central Garden & Pet Co	$151,927
4,850	*	Tractor Supply Co	321,749
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	624,433

BUSINESS SERVICES - 9.29%
5,735		Aaron Rents, Inc	155,820
5,615		ABM Industries, Inc	107,640
12,858		Acxiom Corp	332,251
3,070		Administaff, Inc	166,885
3,240	*	Advent Software, Inc	92,081
4,684		Advo, Inc	149,888
7,900	*	Agile Software Corp	60,277
3,273	*	Altiris, Inc	72,039
1,940	*	American Reprographics Co	67,299
7,260	*	AMICAS, Inc	34,267
1,630	*	AMN Healthcare Services, Inc	30,514
900	*	Ansoft Corp	37,521
4,680	*	Ansys, Inc	253,422
4,065	*	Anteon International Corp	221,786
10,850	*	Applera Corp (Celera Genomics Group)	126,837
10,791	*	Applied Digital Solutions, Inc	31,294
9,798	*	aQuantive, Inc	230,645
1,700	*	Arbinet-thexchange, Inc	12,512
10,511	*	Ariba, Inc	102,798
6,265	*	AsiaInfo Holdings, Inc	31,325
6,300	*	Aspen Technology, Inc	79,695
1,214	*	Asset Acceptance Capital Corp	23,637
8,189	*	Atari, Inc	5,241
5,700	*	Autobytel, Inc	27,474
26,821	*	BearingPoint, Inc	227,710
2,434		Black Box Corp	116,954
1,626		Blackbaud, Inc	34,455
2,615	*	Blackboard, Inc	74,292
12,410	*	Borland Software Corp	67,014
2,463	*	Bottomline Technologies, Inc	33,817
7,313		Catalina Marketing Corp	168,930
1,700		CDI Corp	48,909
7,550	*	Ciber, Inc	48,169
1,304	*	Click Commerce, Inc	31,218
72,451	*	CMGI, Inc	107,227
19,158	*	CNET Networks, Inc	272,235
3,441	*	Cogent, Inc	63,108
1,180		Computer Programs & Systems, Inc	59,000
2,335	*	COMSYS IT Partners, Inc	25,428
4,730	*	Concur Technologies, Inc	87,647
2,466	*	CoStar Group, Inc	127,961
4,355	*	Covansys Corp	74,862
4,722	*	Cross Country Healthcare, Inc	91,418
24	b,v*	Cross Media Marketing Corp	(0)
7,389	*	CSG Systems International, Inc	171,868
3,728	*	Cybersource Corp	41,604
1,480	*	DealerTrack Holdings, Inc	31,539
6,185	*	Dendrite International, Inc	84,425
5,211	*	Digital Insight Corp	189,680

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
17,230	*	Earthlink, Inc	$164,547
5,621	*	Eclipsys Corp	132,712
2,810	*	eCollege.com, Inc	52,940
6,675	*	eFunds Corp	172,482
2,714	*	Electro Rent Corp	46,138
2,047	*	Emageon, Inc	34,779
8,345	*	Entrust, Inc	37,553
7,551	*	Epicor Software Corp	101,410
1,817	*	EPIQ Systems, Inc	34,523
2,717	*	Equinix, Inc	174,486
7,700	*	eResearch Technology, Inc	110,803
799	*	Escala Group, Inc	20,926
3,100	*	eSpeed, Inc (Class A)	24,707
5,124		Factset Research Systems, Inc	227,249
6,110	*	Filenet Corp	165,092
1,016	*	First Advantage Corp	24,567
7,634	*	Harris Interactive, Inc	42,903
3,739		Healthcare Services Group	79,865
2,772	*	Heidrick & Struggles International, Inc	100,568
22,122	*	Homestore, Inc	145,120
1,100	*	Housevalues, Inc	9,064
3,700	*	Hudson Highland Group, Inc	70,078
13,230	*	Identix, Inc	105,311
3,684	*	iGate Corp	21,736
2,100	*	IHS, Inc	57,435
12,764	*	Incyte Corp	76,839
2,817	*	Infocrossing, Inc	33,945
12,684	*	Informatica Corp	197,236
4,687	*	Infospace, Inc	131,002
4,800		infoUSA, Inc	62,304
1,653		Integral Systems, Inc	44,614
4,188	*	Intergraph Corp	174,472
5,922	*	Internet Capital Group, Inc	55,785
5,850	*	Internet Security Systems, Inc	140,283
1,193		Interpool, Inc	24,099
1,304	*	Intervideo, Inc	14,161
6,472	*	Interwoven, Inc	58,183
2,600	*	Intrado, Inc	67,548
7,851	*	Ipass, Inc	62,887
1,836	*	iPayment, Inc	78,673
7,354	*	iVillage, Inc	61,847
10,570		Jack Henry & Associates, Inc	241,736
4,254	*	JDA Software Group, Inc	61,428
3,168	*	Jupitermedia Corp	56,961
4,181	*	Kanbay International, Inc	63,802
6,885	*	Keane, Inc	108,439
2,700		Kelly Services, Inc (Class A)	73,359
800	*	Kenexa Corp	24,600
2,146	*	Keynote Systems, Inc	24,550
4,667	*	Kforce, Inc	59,504
5,305	*	Korn/Ferry International	108,169
4,697	*	Kronos, Inc	175,621
8,025	*	Labor Ready, Inc	192,199
8,953	*	Lawson Software, Inc	68,670

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
8,065	*	Lionbridge Technologies	$63,794
5,586	*	Magma Design Automation, Inc	48,319
3,073	*	Majesco Entertainment Co	4,241
4,243	*	Manhattan Associates, Inc	93,346
2,405	*	Mantech International Corp (Class A)	79,894
3,332	*	Mapinfo Corp	46,715
2,912	*	Marchex, Inc	62,608
8,013	*	Matrixone, Inc	57,373
3,170		McGrath RentCorp	95,290
11,600	*	Mentor Graphics Corp	128,180
3,197	*	Mercury Computer Systems, Inc	51,791
3,109	*	Merge Technologies, Inc	49,651
5,678	*	Micros Systems, Inc	261,585
2,063	*	MicroStrategy, Inc	217,213
2,406	*	Midway Games, Inc	22,183
1,335	*	Morningstar, Inc	59,768
3,181	*	Motive, Inc	12,406
15,311	*	MPS Group, Inc	234,258
3,100	*	MRO Software, Inc	49,476
4,700	*	NCO Group, Inc	111,625
2,702	*	Ness Technologies, Inc	34,018
5,738	*	NetIQ Corp	63,979
3,400	*	Netscout Systems, Inc	30,940
4,400	*	NIC, Inc	26,972
19,212	*	Nuance Communications, Inc	226,894
2,874	*	Online Resources Corp	37,362
2,876	*	Open Solutions, Inc	78,544
13,246	*	Openwave Systems, Inc	285,849
11,490	*	Opsware, Inc	98,469
5,296	*	Packeteer, Inc	61,434
16,292	*	Parametric Technology Corp	266,048
2,737	*	PDF Solutions, Inc	51,784
3,031	*	Pegasus Solutions, Inc	28,522
1,900	*	Pegasystems, Inc	15,504
12,033	*	Perot Systems Corp (Class A)	187,233
3,093	*	Phase Forward, Inc	34,456
4,025	*	Phoenix Technologies Ltd	27,290
2,368	*	Portalplayer, Inc	52,641
2,297	*	Portfolio Recovery Associates, Inc	107,569
1,747	*	PRA International	43,308
3,693	*	Priceline.com, Inc	91,734
5,781	*	Progress Software Corp	168,169
3,639	*	ProQuest Co	77,838
1,500		QAD, Inc	11,220
2,316		Quality Systems, Inc	76,660
9,446	*	Quest Software, Inc	157,748
3,197	*	Radiant Systems, Inc	43,223
15,803	*	RealNetworks, Inc	130,375
6,308	*	Redback Networks, Inc	136,821
1,000		Renaissance Learning, Inc	18,000
3,500	*	Rent-Way, Inc	25,235
1,500	*	RightNow Technologies, Inc	23,805
4,250		Rollins, Inc	86,020
10,631	*	RSA Security, Inc	190,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
9,538	*	S1 Corp	$48,072
11,753	*	Sapient Corp	89,675
3,369	*	Seachange International, Inc	26,177
6,750	*	Secure Computing Corp	77,895
1,384	*	SI International, Inc	48,648
3,776	*	Sohu.com, Inc	100,781
3,553	*	Sonic Solutions, Inc	64,345
36,451	*	Sonus Networks, Inc	199,751
5,230	*	Sotheby's Holdings, Inc (Class A)	151,879
2,178	*	Sourcecorp	52,512
9,120	*	Spherion Corp	94,848
2,566	*	SPSS, Inc	81,240
1,594	*	SSA Global Technologies, Inc	25,552
1,500		Startek, Inc	35,340
3,600		Stellent, Inc	42,696
1,700	v*	StorageNetworks, Inc	0
6,956	*	SupportSoft, Inc	30,815
4,000	*	SYKES Enterprises, Inc	56,720
2,400	*	Syniverse Holdings, Inc	37,920
1,100		Syntel, Inc	20,812
1,870	*	TAL International Group, Inc	45,086
1,000	*	Taleo Corp	13,050
5,100	*	TeleTech Holdings, Inc	56,661
4,756	*	Terremark Worldwide, Inc	40,426
9,281	*	THQ, Inc	240,285
32,201	*	TIBCO Software, Inc	269,200
1,010	*	Traffic.com, Inc	8,434
5,575	*	Transaction Systems Architects, Inc	173,996
469	*	Travelzoo, Inc	9,183
6,059	*	Trizetto Group, Inc	106,578
5,179	*	Tyler Technologies, Inc	56,969
1,800	*	Ulticom, Inc	19,350
3,265	*	Ultimate Software Group, Inc	84,400
800	*	Unica Corp	9,272
9,210		United Online, Inc	118,441
10,052	*	United Rentals, Inc	346,794
2,430	*	Universal Compression Holdings, Inc	123,128
7,280	*	Valassis Communications, Inc	213,814
12,860	*	Valueclick, Inc	217,591
1,973	*	Verint Systems, Inc	69,785
1,206	*	Vertrue, Inc	50,411
3,202		Viad Corp	109,765
4,373	*	Vignette Corp	64,502
2,212	*	Viisage Technology, Inc	38,732
1,772	*	Vital Images, Inc	60,390
740	*	Vocus, Inc	10,989
1,300	*	Volt Information Sciences, Inc	39,728
4,775	*	WebEx Communications, Inc	160,774
1,000	*	WebMD Health Corp	41,640
8,096	*	webMethods, Inc	68,168
7,000	*	Websense, Inc	193,060
1,100	*	WebSideStory, Inc	18,909
2,400	*	Williams Scotsman International, Inc	60,120
10,438	*	Wind River Systems, Inc	129,953

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,880	*	Witness Systems, Inc	$123,952
		TOTAL BUSINESS SERVICES	18,857,842

CHEMICALS AND ALLIED PRODUCTS - 6.97%
13,370	*	Aastrom Biosciences, Inc	27,141
13,285	*	Abgenix, Inc	298,913
2,380	*	Acadia Pharmaceuticals, Inc	38,032
1,300	*	Adams Respiratory Therapeutics, Inc	51,701
6,679	*	Adolor Corp	158,960
4,510	*	Alexion Pharmaceuticals, Inc	159,744
13,309	*	Alkermes, Inc	293,463
5,766		Alpharma, Inc (Class A)	154,644
1,010	*	Altus Pharmaceuticals, Inc	22,149
1,656		American Vanguard Corp	50,591
16,257	*	Amylin Pharmaceuticals, Inc	795,780
3,800	*	Antigenics, Inc	10,412
3,400		Arch Chemicals, Inc	103,360
8,800	*	Ariad Pharmaceuticals, Inc	57,904
4,333	*	Arqule, Inc	24,871
5,370	*	Atherogenics, Inc	87,638
5,470	*	ATMI, Inc	165,194
4,299	*	AVANIR Pharmaceuticals	62,851
1,705		Balchem Corp	39,334
2,388	*	Barrier Therapeutics, Inc	23,116
2,500	*	Bentley Pharmaceuticals, Inc	32,875
6,113	*	Bioenvision, Inc	43,586
12,294	*	BioMarin Pharmaceuticals, Inc	164,985
2,455	*	Biosite, Inc	127,488
3,760	*	Cabot Microelectronics Corp	139,496
4,700		Calgon Carbon Corp	28,905
3,946		Cambrex Corp	77,105
1,420	*	Caraco Pharmaceutical Laboratories Ltd	18,460
7,090	*	Cell Genesys, Inc	56,578
12,600	*	Cell Therapeutics, Inc	24,066
6,290		CF Industries Holdings, Inc	106,867
2,546	*	Chattem, Inc	95,857
900	*	Coley Pharmaceutical Group, Inc	13,635
5,269	*	Connetics Corp	89,204
2,523	*	Cotherix, Inc	23,060
7,775	*	Cubist Pharmaceuticals, Inc	178,592
6,380	*	CuraGen Corp	31,964
8,760	*	Curis, Inc	20,849
4,431	*	Cypress Bioscience, Inc	27,915
10,885	*	Dendreon Corp	51,268
3,300		Diagnostic Products Corp	157,179
2,470	*	Digene Corp	96,577
9,300	*	Discovery Laboratories, Inc	68,169
3,800	*	Diversa Corp	34,618
3,370	*	Dov Pharmaceutical, Inc	53,853
6,700	*	Durect Corp	42,612
2,395	*	Dusa Pharmaceuticals, Inc	16,909
3,602	*	Elizabeth Arden, Inc	83,999
8,352	*	Encysive Pharmaceuticals, Inc	40,841
6,091	*	Enzon Pharmaceuticals, Inc	49,337

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
3,916	*	EPIX Pharmaceuticals, Inc	$13,706
6,000		Ferro Corp	120,000
4,275	*	Genitope Corp	37,193
800	*	Genomic Health, Inc	8,296
5,061		Georgia Gulf Corp	131,535
9,605	*	Geron Corp	79,818
1,585	*	GTx, Inc	17,308
4,295		H.B. Fuller Co	220,505
1,090	*	Hi-Tech Pharmacal Co, Inc	30,738
19,661	*	Human Genome Sciences, Inc	213,715
9,402	*	ICOS Corp	207,314
2,154	*	Idenix Pharmaceuticals, Inc	29,230
6,722	*	Immucor, Inc	192,854
6,378	*	Immunogen, Inc	27,681
1,700		Innospec, Inc	43,571
6,609	*	Inspire Pharmaceuticals, Inc	34,565
700		Inter Parfums, Inc	13,951
3,700	*	InterMune, Inc	68,598
2,750	*	Introgen Therapeutics, Inc	14,603
3,387	*	Inverness Medical Innovations, Inc	97,309
10,700	*	Isis Pharmaceuticals, Inc	96,407
1,848	*	Ista Pharmaceuticals, Inc	11,735
4,192	*	Keryx Biopharmaceuticals, Inc	80,109
1,440		Koppers Holdings, Inc	28,296
431		Kronos Worldwide, Inc	13,085
5,460	*	KV Pharmaceutical Co (Class A)	131,695
10,172	*	Lexicon Genetics, Inc	56,353
4,589		MacDermid, Inc	147,536
2,216		Mannatech, Inc	38,514
3,710	*	MannKind Corp	75,832
900	*	Marshall Edwards, Inc	5,022
4,762	*	Martek Biosciences Corp	156,336
16,350	*	Medarex, Inc	216,147
7,421	*	Medicines Co	152,650
7,877		Medicis Pharmaceutical Corp (Class A)	256,790
2,643		Meridian Bioscience, Inc	71,308
11,134	*	MGI Pharma, Inc	194,845
3,000		Minerals Technologies, Inc	175,230
1,400	*	Momenta Pharmaceuticals, Inc	27,524
20,067	*	Monogram Biosciences, Inc	36,923
3,113	*	Myogen, Inc	112,784
5,686	*	Myriad Genetics, Inc	148,348
9,397	*	Nabi Biopharmaceuticals	52,999
3,275	*	Nastech Pharmaceutical Co, Inc	58,950
1,834		Natures Sunshine Products, Inc	22,925
8,189	*	NBTY, Inc	184,416
12,580	*	Nektar Therapeutics	256,380
2,200	*	Neopharm, Inc	18,392
5,420	*	Neurocrine Biosciences, Inc	349,807
3,040	*	Neurogen Corp	18,818
1,758	*	New River Pharmaceuticals, Inc	58,383
2,507		NewMarket Corp	119,308
2,810	*	NitroMed, Inc	23,604
1,000		NL Industries, Inc	10,630

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
3,190	*	Northfield Laboratories, Inc	$31,900
3,500	*	Noven Pharmaceuticals, Inc	63,035
6,854	*	NPS Pharmaceuticals, Inc	58,533
10,580		Olin Corp	227,153
5,901	*	Onyx Pharmaceuticals, Inc	154,960
400	*	Pacific Ethanol, Inc	8,636
4,550	*	Pain Therapeutics, Inc	49,459
4,996	*	Par Pharmaceutical Cos, Inc	140,787
960	*	Parlux Fragrances, Inc	30,960
3,300	*	Penwest Pharmaceuticals Co	71,577
12,157		Perrigo Co	198,281
3,584	*	Pharmion Corp	64,584
1,571	*	Pioneer Cos, Inc	47,916
13,658	*	PolyOne Corp	127,293
3,750	*	Pozen, Inc	62,625
3,007	*	Progenics Pharmaceuticals, Inc	79,655
3,344	*	Renovis, Inc	71,294
21,469	*	Revlon, Inc (Class A)	67,842
3,407	*	Rigel Pharmaceuticals, Inc	39,146
3,140	*	Rockwood Holdings, Inc	72,283
2,402	*	Rogers Corp	130,861
6,462	*	Salix Pharmaceuticals Ltd	106,688
8,409	*	Savient Pharmaceuticals, Inc	44,820
4,640		Schulman (A.), Inc	114,840
3,640	*	Seattle Genetics, Inc	18,782
6,900		Sensient Technologies Corp	124,545
5,250	*	Serologicals Corp	128,415
730	*	Somaxon Pharmaceuticals, Inc	11,687
10,273	*	StemCells, Inc	36,777
700		Stepan Co	20,685
908		Stratagene Corp	9,988
8,257	*	SuperGen, Inc	46,900
3,416	*	Tanox, Inc	66,339
7,779	*	Telik, Inc	150,601
1,581	*	Tercica, Inc	10,593
13,410	*	Terra Industries, Inc	94,541
923	*	Threshold Pharmaceuticals, Inc	13,836
2,500	*	Trimeris, Inc	33,775
2,300		Tronox, Inc	39,008
3,352	*	United Therapeutics Corp	222,171
1,590	*	USANA Health Sciences, Inc	66,335
12,661		USEC, Inc	152,565
4,587	*	Ventana Medical Systems, Inc	191,599
16,016	*	Vertex Pharmaceuticals, Inc	586,025
900	*	ViaCell, Inc	4,959
2,570		WD-40 Co	79,285
5,609		Wellman, Inc	35,673
1,900		Westlake Chemical Corp	65,645
10,067	*	WR Grace & Co	133,891
700	*	Xenoport, Inc	15,848
4,370	*	Zymogenetics, Inc	94,479
		TOTAL CHEMICALS AND ALLIED PRODUCTS	14,153,293

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
COAL MINING - 0.15%
4,360	*	Alpha Natural Resources, Inc	$100,890
3,400		Foundation Coal Holdings, Inc	139,876
2,005	*	James River Coal Co	68,110
		TOTAL COAL MINING	308,876

COMMUNICATIONS - 2.32%
1,736		Alaska Communications Systems Group, Inc	21,058
4,638		Anixter International, Inc	221,604
1,000		Beasley Broadcast Group, Inc (Class A)	12,130
10,660	*	Broadwing Corp	157,128
800	*	Cbeyond Communications, Inc	14,120
2,980		Centennial Communications Corp	21,843
55,323	*	Charter Communications, Inc (Class A)	60,302
36,446	*	Cincinnati Bell, Inc	164,736
5,921		Citadel Broadcasting Corp	65,664
950	*	Cogent Communications Group, Inc	9,263
3,159		Commonwealth Telephone Enterprises, Inc	108,828
2,500		Consolidated Communications Holdings, Inc	40,675
5,777	*	Cox Radio, Inc (Class A)	77,527
1,900	*	Crown Media Holdings, Inc (Class A)	12,046
3,110		CT Communications, Inc	42,265
7,544	*	Cumulus Media, Inc (Class A)	84,945
21,229	*	Dobson Communications Corp (Class A)	170,257
4,600	*	Emmis Communications Corp (Class A)	73,600
4,834		Entercom Communications Corp	134,965
9,503	*	Entravision Communications Corp (Class A)	87,047
3,800		Fairpoint Communications, Inc	52,516
1,075	*	Fisher Communications, Inc	48,106
37,037	*	Gemstar-TV Guide International, Inc	114,444
8,043	*	General Communication, Inc (Class A)	97,240
9,484	*	GlobeTel Communications Corp	23,615
3,124		Golden Telecom, Inc	93,876
6,850		Gray Television, Inc	57,540
473	*	Hungarian Telephone & Cable	7,577
8,277	*	IDT Corp (Class B)	91,626
2,180	*	InPhonic, Inc	15,238
3,560		Iowa Telecommunications Services, Inc	67,925
3,556	*	j2 Global Communications, Inc	167,132
121,069	*	Level 3 Communications, Inc	627,137
4,472	*	Lin TV Corp (Class A)	40,248
2,659	*	Lodgenet Entertainment Corp	41,427
5,220	*	Mastec, Inc	73,967
9,171	*	Mediacom Communications Corp	52,733
3,690	*	NeuStar, Inc	114,390
2,390		North Pittsburgh Systems, Inc	55,783
2,040	*	NTELOS Holdings Corp	28,580
1,005	*	Outdoor Channel Holdings, Inc	10,241
10,263	*	Premiere Global Services, Inc	82,617
11,883	*	Radio One, Inc (Class D)	88,647
3,282	*	RCN Corp	85,004
5	v*	RCN Corp Wts 12/21/06	0
4,800	*	Regent Communications, Inc	22,128
2,200	*	Saga Communications, Inc (Class A)	21,274
1,515	*	Salem Communications Corp (Class A)	22,740

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
12,424	*	SBA Communications Corp	$290,846
1,080		Shenandoah Telecom Co	48,589
7,080		Sinclair Broadcast Group, Inc (Class A)	57,702
5,470	*	Spanish Broadcasting System, Inc (Class A)	30,249
2,169		SureWest Communications	52,316
4,500	*	Talk America Holdings, Inc	38,385
8,000	*	TiVo, Inc	57,840
11,596	*	Ubiquitel, Inc	117,120
4,033		USA Mobility, Inc	114,860
4,630		Valor Communications Group, Inc	60,931
8,846	*	Wireless Facilities, Inc	35,561
1,800	*	WorldSpace, Inc	13,590
		TOTAL COMMUNICATIONS	4,701,743

DEPOSITORY INSTITUTIONS - 9.44%
1,831		1st Source Corp	54,893
1,543	*	ACE Cash Express, Inc	38,405
2,070		Alabama National Bancorp	141,588
3,200		Amcore Financial, Inc	101,184
1,420	*	AmericanWest Bancorp	37,587
1,560		Ameris Bancorp	36,286
1,081		Ames National Corp	26,247
3,407		Anchor Bancorp Wisconsin, Inc	103,266
1,495		Arrow Financial Corp	40,963
2,234	*	Banc Corp	26,473
1,200		Bancfirst Corp	52,320
1,346	*	Bancorp, Inc	33,044
11,516		Bancorpsouth, Inc	276,499
1,300		BancTrust Financial Group, Inc	28,795
8,118		Bank Mutual Corp	96,117
2,075		Bank of Granite Corp	42,060
1,730		Bank of the Ozarks, Inc	63,145
6,494		BankAtlantic Bancorp, Inc (Class A)	93,449
3,600		BankFinancial Corp	57,312
4,520		BankUnited Financial Corp (Class A)	122,221
1,489		Banner Corp	50,626
1,250		Berkshire Hills Bancorp, Inc	43,675
3,041	*	BFC Financial Corp	19,919
5,070		Boston Private Financial Holdings, Inc	171,315
9,230		Brookline Bancorp, Inc	142,973
1,250		Camden National Corp	48,000
1,800		Capital City Bank Group, Inc	63,990
1,460		Capital Corp of the West	53,611
706	*	Capital Crossing Bank	22,493
1,939		Capitol Bancorp Ltd	90,648
3,210		Cardinal Financial Corp	43,431
2,425		Cascade Bancorp	71,659
6,806		Cathay General Bancorp	256,178
9,290	*	Centennial Bank Holdings, Inc	108,693
1,500		Center Financial Corp	36,345
4,451		Central Pacific Financial Corp	163,441
591		Charter Financial Corp	22,493
3,728		Chemical Financial Corp	120,452
6,865		Chittenden Corp	198,879

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
1,008		Citizens & Northern Corp	$24,394
6,362		Citizens Banking Corp	170,820
1,200		City Bank	55,848
2,600		City Holding Co	95,654
1,837		Clifton Savings Bancorp, Inc	19,638
2,541		Coastal Financial Corp	34,964
2,350		CoBiz, Inc	48,410
665		Colony Bankcorp, Inc	14,657
2,390		Columbia Banking System, Inc	79,969
570		Commercial Bankshares, Inc	20,110
6,744		Commercial Capital Bancorp, Inc	94,821
902	*	Community Bancorp	27,935
4,322		Community Bank System, Inc	96,510
3,172		Community Banks, Inc	90,275
2,109		Community Trust Bancorp, Inc	71,495
2,740		Corus Bankshares, Inc	162,866
8,620		CVB Financial Corp	147,402
4,130		Dime Community Bancshares	59,348
1,251		Enterprise Financial Services Corp	34,265
1,200	*	EuroBancshares, Inc	14,148
4,608	*	Euronet Worldwide, Inc	174,321
900		Farmers Capital Bank Corp	28,458
3,440		Fidelity Bankshares, Inc	115,687
1,280		Financial Institutions, Inc	24,179
1,500		First Bancorp (North Carolina)	33,570
10,282		First Bancorp (Puerto Rico)	127,086
2,200		First Busey Corp (Class A)	46,420
4,400		First Charter Corp	108,680
889		First Citizens Bancshares, Inc (Class A)	171,577
10,397		First Commonwealth Financial Corp	152,420
2,407		First Community Bancorp, Inc	138,788
1,570		First Community Bancshares, Inc	50,209
855		First Defiance Financial Corp	22,521
4,800		First Financial Bancorp	79,872
2,820		First Financial Bankshares, Inc	108,006
2,100		First Financial Corp (Indiana)	62,580
1,800		First Financial Holdings, Inc	57,060
2,126		First Indiana Corp	59,315
2,825		First Merchants Corp	74,919
7,243		First Midwest Bancorp, Inc	264,877
15,875		First Niagara Financial Group, Inc	232,728
900		First Oak Brook Bancshares, Inc	24,075
2,301		First Place Financial Corp	57,065
395	*	First Regional Bancorp	35,206
3,100		First Republic Bank	117,242
690		First South Bancorp, Inc	26,130
2,580		First State Bancorporation	68,525
2,425	*	FirstFed Financial Corp	145,039
5,100		Flagstar Bancorp, Inc	77,010
2,596		Flushing Financial Corp	45,326
8,456		FNB Corp	144,598
1,240		FNB Corp (Virginia)	42,135
3,130	*	Franklin Bank Corp	60,190
9,763		Fremont General Corp	210,490

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
3,750		Frontier Financial Corp	$123,900
1,898		GB&T Bancshares, Inc	42,420
4,603		Glacier Bancorp, Inc	142,923
6,040		Gold Banc Corp, Inc	110,653
1,507		Great Southern Bancorp, Inc	43,522
7,393		Greater Bay Bancorp	205,082
1,195		Greene County Bancshares, Inc	34,906
3,947		Hancock Holding Co	183,614
5,705		Hanmi Financial Corp	103,032
3,070		Harbor Florida Bancshares, Inc	116,261
4,110		Harleysville National Corp	93,461
1,600		Heartland Financial USA, Inc	37,760
1,300	*	Heartland Payment Systems, Inc	32,201
1,646		Heritage Commerce Corp	41,150
1,620		Horizon Financial Corp	41,407
1,450		IBERIABANK Corp	82,027
2,155		Independent Bank Corp (Massachusetts)	69,283
3,297		Independent Bank Corp (Michigan)	93,800
2,100		Integra Bank Corp	48,006
2,680		Interchange Financial Services Corp	50,920
7,700	*	Investors Bancorp, Inc	107,338
2,500		Irwin Financial Corp	48,325
859		ITLA Capital Corp	41,421
3,496		Kearny Financial Corp	48,000
4,590		KNBT Bancorp, Inc	75,047
2,783		Lakeland Bancorp, Inc	43,303
980		Lakeland Financial Corp	45,815
1,513		Macatawa Bank Corp	57,358
4,987		MAF Bancorp, Inc	218,281
2,200		Main Street Banks, Inc	56,936
1,623		MainSource Financial Group, Inc	30,675
3,330		MB Financial, Inc	117,882
2,038		MBT Financial Corp	34,238
1,191		Mercantile Bank Corp	46,568
3,380		Mid-State Bancshares	99,473
2,000		Midwest Banc Holdings, Inc	51,880
12,782		MoneyGram International, Inc	392,663
3,133		Nara Bancorp, Inc	54,984
400		NASB Financial, Inc	13,704
6,856		National Penn Bancshares, Inc	145,896
1,000		NBC Capital Corp	22,930
4,950		NBT Bancorp, Inc	115,088
7,196		NetBank, Inc	52,099
16,898		NewAlliance Bancshares, Inc	243,838
1,169	*	Northern Empire Bancshares	29,517
3,021		Northwest Bancorp, Inc	74,800
1,300		OceanFirst Financial Corp	31,850
4,800	*	Ocwen Financial Corp	49,056
10,117		Old National Bancorp	218,932
2,064		Old Second Bancorp, Inc	67,761
1,969		Omega Financial Corp	66,670
2,947		Oriental Financial Group, Inc	42,584
6,739		Pacific Capital Bancorp	228,048
1,857		Park National Corp	197,771

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
7,277		Partners Trust Financial Group, Inc	$86,742
1,168		Peapack Gladstone Financial Corp	29,912
1,400		Pennfed Financial Services, Inc	26,838
537	*	Pennsylvania Commerce Bancorp, Inc	16,191
1,545		Peoples Bancorp, Inc	46,350
2,970		PFF Bancorp, Inc	100,119
1,667	*	Pinnacle Financial Partners, Inc	45,742
900		Placer Sierra Bancshares	25,695
703		Preferred Bank	35,494
1,894		Premierwest Bancorp	35,039
2,400		PrivateBancorp, Inc	99,576
3,180		Prosperity Bancshares, Inc	96,068
4,986		Provident Bankshares Corp	181,740
750		Provident Financial Holdings	24,450
9,916		Provident Financial Services, Inc	179,480
5,339		Provident New York Bancorp	69,247
4,044		R & G Financial Corp (Class B)	51,197
1,580		Renasant Corp	58,365
1,052		Republic Bancorp, Inc (Class A) (Kentucky)	21,377
11,499		Republic Bancorp, Inc (Michigan)	138,448
1,063	*	Rockville Financial, Inc	15,233
636		Royal Bancshares of Pennsylvania (Class A)	15,595
3,969		S&T Bancorp, Inc	145,186
1,798		S.Y. Bancorp, Inc	47,503
2,100		Sandy Spring Bancorp, Inc	79,779
760		Santander BanCorp	19,304
1,280		SCBT Financial Corp	44,902
2,040		Seacoast Banking Corp of Florida	59,384
1,719		Security Bank Corp	43,439
659		Sierra Bancorp	16,976
1,805	*	Signature Bank	58,825
2,200		Simmons First National Corp (Class A)	65,472
1,756		Sound Federal Bancorp, Inc	36,156
1,348		Southside Bancshares, Inc	27,270
1,855		Southwest Bancorp, Inc	41,255
1,254		State Bancorp, Inc	19,174
600		State National Bancshares, Inc	16,350
2,896		Sterling Bancorp	59,658
6,600		Sterling Bancshares, Inc	119,130
3,662		Sterling Financial Corp (Pennsylvania)	79,978
5,015		Sterling Financial Corp (Spokane)	145,435
1,640		Suffolk Bancorp	56,908
1,683		Summit Bancshares, Inc	32,431
726		Summit Financial Group, Inc	14,622
1,545	*	Sun Bancorp, Inc (New Jersey)	30,128
6,880		Susquehanna Bancshares, Inc	177,298
5,226	*	SVB Financial Group	277,239
600		Taylor Capital Group, Inc	23,514
3,396	*	Texas Capital Bancshares, Inc	81,504
6,864		Texas Regional Bancshares, Inc (Class A)	202,419
2,596		TierOne Corp	88,134
1,050		Tompkins Trustco, Inc	50,558
1,800		Trico Bancshares	50,976
11,062		Trustco Bank Corp NY	134,625

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
6,983		Trustmark Corp	$220,942
13,550		UCBH Holdings, Inc	256,366
2,385		UMB Financial Corp	167,499
6,636		Umpqua Holdings Corp	189,126
1,349		Union Bankshares Corp	61,663
5,568		United Bankshares, Inc	213,087
4,600		United Community Banks, Inc	129,490
4,119		United Community Financial Corp	49,922
900		United Financial Bancorp, Inc	10,827
803		United Security Bancshares	21,512
1,479		Univest Corp of Pennsylvania	37,655
1,889		USB Holding Co, Inc	43,334
1,149		Vineyard National Bancorp	33,666
1,293	*	Virginia Commerce Bancorp	46,483
1,099		Virginia Financial Group, Inc	43,982
16,437		W Holding Co, Inc	129,359
1,611		Washington Trust Bancorp, Inc	45,221
1,400	*	Wauwatosa Holdings, Inc	19,040
3,503		WesBanco, Inc	114,933
2,505		West Bancorporation, Inc	49,674
2,300		West Coast Bancorp	64,285
4,804		Westamerica Bancorporation	249,424
600	*	Western Alliance Bancorp	22,290
1,070		Western Sierra Bancorp	48,514
716		Westfield Financial, Inc	17,685
2,384		Wilshire Bancorp, Inc	44,319
3,472		Wintrust Financial Corp	201,966
6,030	*	Wright Express Corp	169,142
800		WSFS Financial Corp	50,264
1,333		Yardville National Bancorp	49,054
		TOTAL DEPOSITORY INSTITUTIONS	19,162,721

EATING AND DRINKING PLACES - 1.36%
2,720		AFC Enterprises	37,808
2,210	*	BJ's Restaurants, Inc	59,670
5,103		Bob Evans Farms, Inc	151,610
1,041	*	Buffalo Wild Wings, Inc	43,285
2,970	*	California Pizza Kitchen, Inc	96,377
5,072	*	CEC Entertainment, Inc	170,521
1,150	*	Chipotle Mexican Grill, Inc	63,699
8,777		CKE Restaurants, Inc	152,720
4,849		Domino's Pizza, Inc	138,439
5,089	*	Jack in the Box, Inc	221,372
2,505		Landry's Restaurants, Inc	88,502
2,600		Lone Star Steakhouse & Saloon, Inc	73,892
3,656	*	Luby's, Inc	45,663
1,125	*	McCormick & Schmick's Seafood Restaurants, Inc	28,654
1,400	*	Morton's Restaurant Group, Inc	24,332
3,227	*	O'Charleys, Inc	59,570
3,200	*	Papa John's International, Inc	104,992
3,821	*	PF Chang's China Bistro, Inc	188,337
5,160	*	Rare Hospitality International, Inc	179,723
2,126	*	Red Robin Gourmet Burgers, Inc	100,347
8,521		Ruby Tuesday, Inc	273,354

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
1,900	*	Ruth's Chris Steak House, Inc	$45,239
6,036	*	Ryan's Restaurant Group, Inc	87,522
6,726	*	Texas Roadhouse, Inc (Class A)	114,947
4,313	*	The Steak N Shake Co	91,004
6,704		Triarc Cos (Class B)	117,186
		TOTAL EATING AND DRINKING PLACES	2,758,765

EDUCATIONAL SERVICES - 0.36%
12,408	*	Corinthian Colleges, Inc	178,675
8,501	*	DeVry, Inc	193,568
2,800	*	Educate, Inc	23,856
1,100	*	Learning Tree International, Inc	13,332
500	*	Lincoln Educational Services Corp	8,475
2,144		Strayer Education, Inc	219,245
3,261	*	Universal Technical Institute, Inc	98,156
		TOTAL EDUCATIONAL SERVICES	735,307

ELECTRIC, GAS, AND SANITARY SERVICES - 2.65%
3,737		Allete, Inc	174,144
1,668		American Ecology Corp	33,994
2,520		American States Water Co	94,147
55,810	*	Aquila, Inc	222,682
7,300		Avista Corp	150,745
4,740		Black Hills Corp	161,160
2,500		California Water Service Group	112,625
1,500		Cascade Natural Gas Corp	29,550
2,701	*	Casella Waste Systems, Inc (Class A)	38,381
1,980		Central Vermont Public Service Corp	41,996
2,355		CH Energy Group, Inc	113,040
2,842	*	Clean Harbors, Inc	84,322
7,370		Cleco Corp	164,572
1,300		Connecticut Water Service, Inc	34,086
16,093	*	Covanta Holding Corp	268,270
11,518		Duquesne Light Holdings, Inc	190,047
2,028	*	Duratek, Inc	44,413
7,021	*	El Paso Electric Co	133,680
3,869		Empire District Electric Co	85,969
6,200		Idacorp, Inc	201,624
1,800		ITC Holdings Corp	47,250
3,150		Laclede Group, Inc	108,423
3,156		MGE Energy, Inc	104,716
1,533		Middlesex Water Co	29,035
4,063		New Jersey Resources Corp	183,851
6,423		Nicor, Inc	254,094
4,100		Northwest Natural Gas Co	145,509
5,241		NorthWestern Corp	163,205
1,000		Ormat Technologies, Inc	38,100
4,211		Otter Tail Corp	120,814
5,687		Peoples Energy Corp	202,685
94		Piedmont Natural Gas Co, Inc	2,255
29,731	*	Sierra Pacific Resources	410,585
2,400		SJW Corp	64,440
4,100		South Jersey Industries, Inc	111,807
5,590		Southwest Gas Corp	156,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,971		Southwest Water Co	$47,358
74	b*	Touch America Holdings, Inc	0
2,100		UIL Holdings Corp	109,935
5,070		Unisource Energy Corp	154,635
6,898	*	Waste Connections, Inc	274,609
1,197		Waste Industries USA, Inc	25,939
8,655	*	Waste Services, Inc	27,263
7,142		WGL Holdings, Inc	217,260
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,379,456

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.18%
2,480		A.O. Smith Corp	130,944
3,944	*	Actel Corp	62,867
6,448		Acuity Brands, Inc	257,920
9,794		Adtran, Inc	256,407
1,400	*	Advanced Analogic Technologies, Inc	15,960
4,100	*	Advanced Energy Industries, Inc	57,933
5,253	*	Airspan Networks, Inc	35,458
4,830	*	American Superconductor Corp	54,821
6,870	*	AMIS Holdings, Inc	62,242
14,605	*	Amkor Technology, Inc	126,187
2,361	*	Anaren, Inc	45,969
45,766	*	Applied Micro Circuits Corp	186,268
1,500		Applied Signal Technology, Inc	29,745
15,592	*	Arris Group, Inc	214,546
5,700	*	Artesyn Technologies, Inc	62,415
4,966	*	Atheros Communications, Inc	130,060
62,095	*	Atmel Corp	293,088
3,332	*	Audible, Inc	35,019
4,800		Baldor Electric Co	162,576
1,700		Bel Fuse, Inc (Class B)	59,551
6,139	*	Benchmark Electronics, Inc	235,431
40,100	*	Brocade Communications Systems, Inc	267,868
3,451		C&D Technologies, Inc	31,887
7,160	*	C-COR, Inc	62,578
5,712	*	Checkpoint Systems, Inc	153,539
84,744	*	Ciena Corp	441,516
1,885	*	Color Kinetics, Inc	39,924
3,315	*	Comtech Telecommunications Corp	96,699
69,655	*	Conexant Systems, Inc	240,310
5,623		CTS Corp	75,236
20,253	*	Cypress Semiconductor Corp	343,288
2,421	*	Diodes, Inc	100,472
1,010	*	Directed Electronics, Inc	16,918
5,027	*	Ditech Communications Corp	52,532
4,428	*	DSP Group, Inc	128,456
4,185	*	Electro Scientific Industries, Inc	92,614
1,231	*	EndWave Corp	18,083
3,868	*	Energy Conversion Devices, Inc	190,228
6,699	*	EnerSys	92,446
5,708	*	Evergreen Solar, Inc	87,903
5,143	*	Exar Corp	73,442
1,650	*	Excel Technology, Inc	48,626
17,539	*	Fairchild Semiconductor International, Inc	334,469

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
3,345		Franklin Electric Co, Inc	$182,804
5,288	*	Genesis Microchip, Inc	90,108
3,540	*	Genlyte Group, Inc	241,216
9,147	*	Glenayre Technologies, Inc	48,022
14,100	*	GrafTech International Ltd	86,010
3,370	*	Greatbatch, Inc	73,837
10,705	*	Harmonic, Inc	68,191
11,669	*	Hexcel Corp	256,368
700	*	Hittite Microwave Corp	23,597
3,790	*	Hutchinson Technology, Inc	114,344
900	*	Ikanos Communications, Inc	17,739
4,872		Imation Corp	209,058
29,036	*	Integrated Device Technology, Inc	431,475
5,692	*	Integrated Silicon Solutions, Inc	37,795
7,005	*	International DisplayWorks, Inc	45,883
3,310		Inter-Tel, Inc	70,966
5,429	*	InterVoice, Inc	46,744
3,340	*	Ionatron, Inc	45,123
3,308	*	IXYS Corp	30,500
12,400	*	Kemet Corp	117,428
4,262	*	Komag, Inc	202,871
11,195	*	Kopin Corp	56,087
17,000	*	Lattice Semiconductor Corp	113,220
2,608	*	Leadis Technology, Inc	14,813
3,300	*	Littelfuse, Inc	112,629
2,559	*	LoJack Corp	61,365
2,975		LSI Industries, Inc	50,694
37,337	*	Maxtor Corp	356,942
11,595		Maytag Corp	247,321
5,300		Methode Electronics, Inc	57,717
9,450	*	Micrel, Inc	140,049
9,727	*	Microsemi Corp	283,153
8,480	*	Microtune, Inc	44,266
2,400	*	Monolithic Power Systems, Inc	44,736
5,328	*	Moog, Inc	189,091
1,200	*	Multi-Fineline Electronix, Inc	70,188
800		National Presto Industries, Inc	39,336
1,475	*	Netlogic Microsystems, Inc	60,785
4,333	*	Novatel Wireless, Inc	38,780
7,817	*	Omnivision Technologies, Inc	236,073
25,705	*	ON Semiconductor Corp	186,618
2,128	*	Oplink Communications Inc	36,900
2,330	*	Optical Communication Products, Inc	7,176
3,011		Park Electrochemical Corp	88,825
3,555	*	Pericom Semiconductor Corp	35,052
5,950	*	Photronics, Inc	111,622
6,453	*	Pixelworks, Inc	32,071
7,179		Plantronics, Inc	254,352
6,340	*	Plexus Corp	238,194
7,957	*	Plug Power, Inc	39,785
3,365	*	PLX Technology, Inc	42,231
26,796	*	PMC - Sierra, Inc	329,323
12,861	*	Polycom, Inc	278,826
900	*	Powell Industries, Inc	19,602

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,294	*	Power Integrations, Inc	$106,405
11,386	*	Power-One, Inc	81,979
16,076	*	Powerwave Technologies, Inc	216,865
300		Preformed Line Products Co	10,176
81	b,v*	Read-Rite Corp	1
3,700		Regal-Beloit Corp	156,399
27,295	*	RF Micro Devices, Inc	236,102
2,220	*	Rofin-Sinar Technologies, Inc	120,169
11,101	*	Semtech Corp	198,597
5,443	*	Sigmatel, Inc	47,572
11,799	*	Silicon Image, Inc	121,648
6,266	*	Silicon Laboratories, Inc	344,317
13,295	*	Silicon Storage Technology, Inc	58,232
23,636	*	Skyworks Solutions, Inc	160,488
8,330	*	SonicWALL, Inc	59,060
6,200	*	Spansion, Inc	91,760
2,897		Spectralink Corp	36,357
2,975	*	Standard Microsystems Corp	77,291
2,149		Standard Motor Products, Inc	19,083
1,200	*	Sunpower Corp	45,792
1,500	*	Supertex, Inc	56,430
26,576	*	Sycamore Networks, Inc	124,907
7,190	*	Symmetricom, Inc	61,475
3,190	*	Synaptics, Inc	70,148
1,215		Sypris Solutions, Inc	11,457
6,114		Technitrol, Inc	146,614
8,197	*	Tekelec	113,365
4,869	*	Teledyne Technologies, Inc	173,336
4,917	*	Telkonet, Inc	20,897
11,380	*	Terayon Communication Systems, Inc	20,825
6,405	*	Tessera Technologies, Inc	205,472
16,624	*	Transwitch Corp	43,222
7,966	*	Trident Microsystems, Inc	231,492
19,830	*	Triquint Semiconductor, Inc	97,564
6,153	*	TTM Technologies, Inc	89,157
1,943	*	Ultralife Batteries, Inc	24,968
1,500		United Industrial Corp	91,395
3,200	*	Universal Display Corp	46,016
1,805	*	Universal Electronics, Inc	31,949
16,025	*	Utstarcom, Inc	100,797
5,800	*	Valence Technology, Inc	14,442
3,217	*	Vasco Data Security International	26,315
3,245	*	Viasat, Inc	92,969
3,010		Vicor Corp	59,387
2,259	*	Virage Logic Corp	24,375
31,975	*	Vitesse Semiconductor Corp	114,471
2,157	*	Volterra Semiconductor Corp	41,177
7,300	*	Westell Technologies, Inc	29,711
4,450		Woodward Governor Co	147,963
16,950	*	Zhone Technologies, Inc	45,426
1,909	*	Zoltek Cos, Inc	43,640
6,605	*	Zoran Corp	144,517
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	16,596,514

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
ENGINEERING AND MANAGEMENT SERVICES - 2.35%
2,850	*	Advisory Board Co	$158,945
3,255	*	Albany Molecular Research, Inc	33,071
1,856	*	American Dental Partners, Inc	25,056
4,532		Arbitron, Inc	153,272
6,525	*	Arena Pharmaceuticals, Inc	118,168
9,298	*	CBIZ, Inc	74,384
6,387	*	CV Therapeutics, Inc	141,025
7,800	*	deCODE genetics, Inc	67,626
4,101	*	DiamondCluster International, Inc	43,881
13,020	*	Digitas, Inc	187,488
2,634	*	Essex Corp	58,001
12,478	*	Exelixis, Inc	149,861
1,327	*	Exponent, Inc	42,000
1,911	*	Forrester Research, Inc	42,654
7,287	*	FuelCell Energy, Inc	83,582
8,131	*	Gartner, Inc (Class A)	113,427
1,583	*	Geo Group, Inc	52,777
4,065		Gevity HR, Inc	99,430
2,403	*	Greenfield Online, Inc	14,394
1,481	*	Horizon Health Corp	29,324
900	*	Huron Consulting Group, Inc	27,261
10,463	*	KFX, Inc	190,427
1,380		Landauer, Inc	69,304
1,637	*	Layne Christensen Co	54,872
1,999	*	LECG Corp	38,521
2,700		MAXIMUS, Inc	97,146
4,000	*	Maxygen, Inc	33,120
2,314	*	Medis Technologies Ltd	53,986
1,636	*	MTC Technologies, Inc	45,792
8,993	*	Nanogen, Inc	27,159
7,248	*	Navigant Consulting, Inc	154,745
2,410	*	Netratings, Inc	31,933
7,594	*	Nuvelo, Inc	135,325
3,700	*	Parexel International Corp	97,828
4,379	*	Per-Se Technologies, Inc	116,744
6,000	*	PRG-Schultz International, Inc	3,659
5,100	*	Regeneron Pharmaceuticals, Inc	84,813
6,936	*	Resources Connection, Inc	172,776
3,364	*	Senomyx, Inc	55,371
2,726	*	SFBC International, Inc	66,460
11,490	*	Shaw Group, Inc	349,296
4,083	*	Spatialight, Inc	14,454
4,966	*	Symyx Technologies, Inc	137,757
5,750	*	Syntroleum Corp	47,553
4,240		Talx Corp	120,755
7,850	*	Tetra Tech, Inc	149,857
6,278	*	URS Corp	252,690
4,199		Washington Group International, Inc	240,981
6,225		Watson Wyatt & Co Holdings	202,811
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,761,762

FABRICATED METAL PRODUCTS - 1.10%
2,523		Barnes Group, Inc	102,182

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,509	*	Blount International, Inc	$72,640
2,390		CIRCOR International, Inc	69,788
2,383	*	Commercial Vehicle Group, Inc	45,777
329		Compx International, Inc	5,313
7,701		Crane Co	315,818
2,330	*	Drew Industries, Inc	82,832
5,903	*	Global Power Equipment Group, Inc	22,727
4,334	*	Griffon Corp	107,657
1,209		Lifetime Brands, Inc	34,082
5,180	*	Mobile Mini, Inc	160,166
3,000	*	NCI Building Systems, Inc	179,310
362	*	Omega Flex, Inc	6,896
1,890		Robbins & Myers, Inc	40,824
3,290	*	RTI International Metals, Inc	180,457
3,310		Silgan Holdings, Inc	132,963
5,400		Simpson Manufacturing Co, Inc	233,820
1,903		Standex International Corp	60,249
2,600		Sturm Ruger & Co, Inc	20,748
1,140		Sun Hydraulics Corp	24,373
8,914	*	Taser International, Inc	94,399
351	*	United Capital Corp	8,733
2,480		Valmont Industries, Inc	104,259
3,690		Watts Water Technologies, Inc (Class A)	134,095
		TOTAL FABRICATED METAL PRODUCTS	2,240,108

FOOD AND KINDRED PRODUCTS - 1.19%
3,610		American Italian Pasta Co (Class A)	22,599
1,400	*	Boston Beer Co, Inc (Class A)	36,414
680		Coca-Cola Bottling Co Consolidated	31,280
11,132		Corn Products International, Inc	329,173
9,100	*	Darling International, Inc	42,588
1,100		Diamond Foods, Inc	18,887
875		Farmer Bros Co	19,512
7,388		Flowers Foods, Inc	219,424
7,914	*	Gold Kist, Inc	100,033
737	*	Green Mountain Coffee Roasters, Inc	29,274
4,420	*	Hain Celestial Group, Inc	115,760
2,204	*	Hansen Natural Corp	277,814
16,936	*	Hercules, Inc	233,717
1,834		J&J Snack Foods Corp	61,604
1,000	*	John B. Sanfilippo & Son	15,830
3,814		Lancaster Colony Corp	160,188
4,470		Lance, Inc	100,575
1,700	*	M&F Worldwide Corp	24,276
600	*	Maui Land & Pineapple Co, Inc	22,650
1,000		National Beverage Corp	11,570
1,959	*	Peet's Coffee & Tea, Inc	58,770
1,430		Premium Standard Farms, Inc	25,096
4,305	*	Ralcorp Holdings, Inc	163,805
1,670		Reddy Ice Holdings, Inc	37,091
2,660		Sanderson Farms, Inc	59,584
53		Seaboard Corp	84,482
3,869		Tootsie Roll Industries, Inc	113,245
		TOTAL FOOD AND KINDRED PRODUCTS	2,415,241

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
FOOD STORES - 0.38%
200		Arden Group, Inc (Class A)	$18,586
2,600		Great Atlantic & Pacific Tea Co, Inc	90,818
1,600		Ingles Markets, Inc (Class A)	28,512
8,121	*	Krispy Kreme Doughnuts, Inc	72,927
2,493	*	Pantry, Inc	155,538
7,300	*	Pathmark Stores, Inc	76,358
13	b,v*	Penn Traffic Co	0
5,130		Ruddick Corp	124,710
1,756	*	Smart & Final, Inc	28,781
2,100		Weis Markets, Inc	93,597
4,137	*	Wild Oats Markets, Inc	84,105
		TOTAL FOOD STORES	773,932

FURNITURE AND FIXTURES - 0.63%
1,437		Bassett Furniture Industries, Inc	28,668
10,879	*	BE Aerospace, Inc	273,280
4,900		Ethan Allen Interiors, Inc	205,898
6,754		Furniture Brands International, Inc	165,541
1,676		Hooker Furniture Corp	31,676
6,868	*	Interface, Inc (Class A)	94,847
3,401		Kimball International, Inc (Class B)	51,151
1,500		Knoll, Inc	31,980
7,709		La-Z-Boy, Inc	131,053
5,399	*	Select Comfort Corp	213,530
1,800		Stanley Furniture Co, Inc	52,650
		TOTAL FURNITURE AND FIXTURES	1,280,274

FURNITURE AND HOMEFURNISHINGS STORES - 0.44%
702	*	Conn's, Inc	23,980
3,348	*	Cost Plus, Inc	57,251
8,148	*	GameStop Corp	384,097
3,805	*	Guitar Center, Inc	181,498
2,700		Haverty Furniture Cos, Inc	38,745
3,100		Movie Gallery, Inc	9,362
12,943		Pier 1 Imports, Inc	150,268
4,100	*	Restoration Hardware, Inc	23,329
4,500	*	The Bombay Co, Inc	14,850
2,647	*	Trans World Entertainment Corp	14,744
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	898,124

GENERAL BUILDING CONTRACTORS - 0.49%
949	*	Avatar Holdings, Inc	57,889
1,911		Brookfield Homes Corp	99,104
1,273	*	California Coastal Communities, Inc	47,228
750	*	Comstock Homebuilding Cos, Inc	8,257
1,800		M/I Homes, Inc	84,600
600		Orleans Homebuilders, Inc	12,156
2,850	*	Perini Corp	86,555
2,316		Technical Olympic USA, Inc	47,131
5,775		Walter Industries, Inc	384,730
4,983	*	WCI Communities, Inc	138,627
350	*	William Lyon Homes, Inc	33,488
		TOTAL GENERAL BUILDING CONTRACTORS	999,765

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
GENERAL MERCHANDISE STORES - 0.27%
6,439	*	99 Cents Only Stores	$87,313
16,693	*	Big Lots, Inc	233,034
888		Bon-Ton Stores, Inc	28,727
5,797		Fred's, Inc	76,868
2,748	*	Retail Ventures, Inc	40,286
3,915		Tuesday Morning Corp	90,397
		TOTAL GENERAL MERCHANDISE STORES	556,625

HEALTH SERVICES - 1.37%
1,800	*	Alliance Imaging, Inc	11,592
4,308	*	Allied Healthcare International, Inc	20,894
2,214	*	Amedisys, Inc	76,937
1,465	*	America Service Group, Inc	19,089
4,570	*	Amsurg Corp	103,693
6,661	*	Apria Healthcare Group, Inc	153,070
4,325	*	Array Biopharma, Inc	39,531
1,493	*	Bio-Reference Labs, Inc	26,934
1,600		Brookdale Senior Living, Inc	60,400
3,810	*	Enzo Biochem, Inc	51,435
2,994	*	Genesis HealthCare Corp	131,556
3,580	*	Gentiva Health Services, Inc	65,192
4,825	*	Healthways, Inc	245,786
8,700		Hooper Holmes, Inc	25,143
4,100	*	Kindred Healthcare, Inc	103,115
3,065		LCA-Vision, Inc	153,587
700	*	LHC Group, Inc	11,200
3,983	*	Magellan Health Services, Inc	161,192
967	*	Medcath Corp	18,489
900		National Healthcare Corp	36,072
920	*	Nighthawk Radiology Holdings, Inc	21,979
5,000	*	Odyssey HealthCare, Inc	86,050
3,000		Option Care, Inc	42,420
3,480	*	Orchid Cellmark, Inc	19,975
8,778	*	PainCare Holdings, Inc	16,766
3,655	*	Pediatrix Medical Group, Inc	375,149
7,534	*	Psychiatric Solutions, Inc	249,601
1,549	*	Radiation Therapy Services, Inc	39,515
2,600	*	RehabCare Group, Inc	49,010
2,454	*	Stereotaxis, Inc	30,945
2,708	*	Symbion, Inc	61,336
1,646	*	U.S. Physical Therapy, Inc	28,163
6,366	*	United Surgical Partners International, Inc	225,420
1,446	*	VistaCare, Inc (Class A)	22,413
		TOTAL HEALTH SERVICES	2,783,649

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.26%
6,093	*	Dycom Industries, Inc	129,476
5,128		Granite Construction, Inc	249,631
1,815	*	Infrasource Services, Inc	31,236
4,100	*	Insituform Technologies, Inc (Class A)	109,060
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	519,403

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
HOLDING AND OTHER INVESTMENT OFFICES - 7.35%
1,800	*	4Kids Entertainment, Inc	$30,942
6,300		Aames Investment Corp	35,784
4,191		Acadia Realty Trust	98,698
3,599		Affordable Residential Communities	37,790
1,292		Agree Realty Corp	41,473
283	*	Alexander's, Inc	81,787
3,350		Alexandria Real Estate Equities, Inc	319,356
2,400		American Campus Communities, Inc	62,184
6,330		American Home Mortgage Investment Corp	197,559
8,134		Anthracite Capital, Inc	89,311
6,400		Anworth Mortgage Asset Corp	50,304
9,157		Apollo Investment Corp	163,086
1,830		Arbor Realty Trust, Inc	49,392
5,500		Ares Capital Corp	94,490
6,694		Ashford Hospitality Trust, Inc	83,006
2,000		Bedford Property Investors	53,860
6,460		BioMed Realty Trust, Inc	191,474
2,438	*	Boykin Lodging Co	27,525
13,004		Brandywine Realty Trust	413,007
3,332		Capital Lease Funding, Inc	36,952
353		Capital Southwest Corp	33,712
1,702		Capital Trust, Inc	52,966
3,894		Cedar Shopping Centers, Inc	61,681
1,790		CentraCore Properties Trust	44,840
1,100		Cherokee, Inc	44,297
6,589		Colonial Properties Trust	330,307
1,900		Columbia Equity Trust, Inc	33,402
8,081		Commercial Net Lease Realty, Inc	188,287
4,560		Corporate Office Properties Trust	208,574
5,819		Cousins Properties, Inc	194,529
3,700		Deerfield Triarc Capital Corp	49,913
3,397		DiamondRock Hospitality Co	46,913
1,745		Digital Realty Trust, Inc	49,157
2,356	*	DTS, Inc	46,319
3,280		EastGroup Properties, Inc	155,603
9,700		ECC Capital Corp	14,744
4,010		Education Realty Trust, Inc	61,353
400	*	Enstar Group, Inc	35,896
4,000		Entertainment Properties Trust	167,920
7,920		Equity Inns, Inc	128,304
2,729		Equity Lifestyle Properties, Inc	135,768
5,560		Equity One, Inc	136,554
7,392		Extra Space Storage, Inc	127,068
7,410		FelCor Lodging Trust, Inc	156,351
7,000		Fieldstone Investment Corp	82,600
6,410		First Industrial Realty Trust, Inc	273,643
2,803		First Potomac Realty Trust	79,185
2,700		Getty Realty Corp	78,570
1,600		Gladstone Capital Corp	34,480
2,730		Gladstone Investment Corp	41,223
4,699		Glenborough Realty Trust, Inc	102,203
5,390		Glimcher Realty Trust	153,076

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
5,600		GMH Communities Trust	$65,184
3,047		Government Properties Trust, Inc	29,068
2,510		Gramercy Capital Corp	62,574
2,976		Harris & Harris Group, Inc	41,515
4,120		Heritage Property Investment Trust	163,111
2,900		Hersha Hospitality Trust	28,391
8,560		Highland Hospitality Corp	108,798
7,930		Highwoods Properties, Inc	267,479
4,707		Home Properties, Inc	240,528
7,771		HomeBanc Corp	68,307
2,700		IHOP Corp	129,438
11,553		IMPAC Mortgage Holdings, Inc	111,371
10,151		Inland Real Estate Corp	165,563
6,258		Innkeepers U.S.A. Trust	106,073
8,043	*	Interdigital Communications Corp	197,214
6,600		Investors Real Estate Trust	62,964
2,000		iShares Russell 2000 Index Fund	152,000
1,900		JER Investors Trust, Inc	31,578
4,235		Kilroy Realty Corp	327,196
4,000		Kite Realty Group Trust	63,800
5,790		LaSalle Hotel Properties	237,390
7,680		Lexington Corporate Properties Trust	160,128
3,486		LTC Properties, Inc	81,084
5,993		Luminent Mortgage Capital, Inc	48,603
7,442	*	Macrovision Corp	164,840
4,423		Maguire Properties, Inc	161,440
7,658		MCG Capital Corp	108,054
1,600		Medical Properties Trust, Inc	17,280
13,080	*	MeriStar Hospitality Corp	135,770
12,480		MFA Mortgage Investments, Inc	79,248
2,840		Mid-America Apartment Communities, Inc	155,490
6,147	*	MIPS Technologies, Inc	45,857
3,900		MortgageIT Holdings, Inc	42,237
3,507		National Health Investors, Inc	89,078
1,077		National Health Realty, Inc	21,454
9,860		Nationwide Health Properties, Inc	211,990
6,620		Newcastle Investment Corp	158,350
2,400		Newkirk Realty Trust, Inc	43,416
2,496		NGP Capital Resources Co	33,946
3,633		NorthStar Realty Finance Corp	39,781
4,039		Novastar Financial, Inc	135,064
8,148		Omega Healthcare Investors, Inc	114,235
1,134		One Liberty Properties, Inc	22,487
3,000		Opteum, Inc	25,680
2,433		Origen Financial, Inc	14,793
2,100		Parkway Properties, Inc	91,728
5,400		Pennsylvania Real Estate Investment Trust	237,600
1,356	*	Pico Holdings, Inc	44,599
6,170		Post Properties, Inc	274,565
5,595		Potlatch Corp	239,690
6,946	*	Price Communications Corp	122,875
2,550		PS Business Parks, Inc	142,596
4,200		RAIT Investment Trust	118,608
14,657	*	Rambus, Inc	576,606

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,200		Ramco-Gershenson Properties	$66,594
2,901		Redwood Trust, Inc	125,671
3,550		Republic Property Trust	41,784
580		Resource Capital Corp	7,992
2,800		Royal Gold, Inc	101,332
1,690		Saul Centers, Inc	74,208
7,300		Saxon Capital, Inc	76,212
8,840		Senior Housing Properties Trust	160,004
2,751		Sizeler Property Investors, Inc	40,605
2,560		Sovran Self Storage, Inc	141,312
11,550		Spirit Finance Corp	140,910
2,130	*	Star Maritime Acquisition Corp	20,682
8,451		Strategic Hotel Capital, Inc	196,739
2,500		Sun Communities, Inc	88,375
5,270		Sunstone Hotel Investors, Inc	152,672
2,224	*	SurModics, Inc	78,641
4,444		Tanger Factory Outlet Centers, Inc	152,918
7,530		Taubman Centers, Inc	313,775
2,843		Technology Investment Capital Corp	41,337
2,500		Town & Country Trust	101,475
9,868		Trustreet Properties, Inc	149,895
1,800		Universal Health Realty Income Trust	65,754
3,200		Urstadt Biddle Properties, Inc (Class A)	57,600
6,170		U-Store-It Trust	124,326
6,370		Washington Real Estate Investment Trust	231,358
3,471		Winston Hotels, Inc	39,465
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	14,917,768

HOTELS AND OTHER LODGING PLACES - 0.47%
3,670		Ameristar Casinos, Inc	94,649
5,116	*	Aztar Corp	214,821
5,911	*	Gaylord Entertainment Co	268,241
3,900	*	Great Wolf Resorts, Inc	45,201
2,117	*	Isle of Capri Casinos, Inc	70,454
3,500	*	Lodgian, Inc	48,615
2,640	*	Morgans Hotel Group Co	46,622
4,550	*	Vail Resorts, Inc	173,901
		TOTAL HOTELS AND OTHER LODGING PLACES	962,504

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.51%
55,976	*	3Com Corp	286,597
1,681	*	3D Systems Corp	35,923
1,500		Aaon, Inc	35,865
3,940		Actuant Corp	241,207
16,311	*	Adaptec, Inc	90,200
9,852	*	Advanced Digital Information Corp	86,500
13,255	*	AGCO Corp	274,909
949		Alamo Group, Inc	21,011
4,218		Albany International Corp (Class A)	160,664
2,395	*	Applied Films Corp	46,535
2,279	*	Astec Industries, Inc	81,816
2,650	*	ASV, Inc	85,383
7,077	*	Asyst Technologies, Inc	73,671
7,284	*	Avocent Corp	231,194

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
14,588	*	Axcelis Technologies, Inc	$85,486
1,593	*	Blue Coat Systems, Inc	34,632
7,706		Briggs & Stratton Corp	272,561
10,759	*	Brooks Automation, Inc	153,208
4,474		Bucyrus International, Inc (Class A)	215,602
1,845		Cascade Corp	97,508
12,211	*	Cirrus Logic, Inc	103,549
7,626		Clarcor, Inc	271,486
3,799	*	Coinstar, Inc	98,432
5,355	*	Cymer, Inc	243,331
3,467	*	Digi International, Inc	40,460
7,050	*	Dot Hill Systems Corp	50,055
4,815	*	Echelon Corp	45,454
8,192	*	Electronics for Imaging, Inc	229,130
5,121	*	Emcore Corp	52,337
12,266	*	Emulex Corp	209,626
3,174	*	EnPro Industries, Inc	108,868
3,760	*	ESCO Technologies, Inc	190,444
17,575	*	Extreme Networks, Inc	88,227
3,427	*	FalconStor Software, Inc	32,385
1,734	*	Fargo Electronics, Inc	29,322
31,700	*	Finisar Corp	156,915
2,035	*	Flanders Corp	23,769
8,180	*	Flowserve Corp	477,221
18,123	*	Foundry Networks, Inc	329,114
3,740	*	Gardner Denver, Inc	243,848
39,885	*	Gateway, Inc	87,348
1,636	*	Gehl Co	54,184
1,450		Gorman-Rupp Co	35,380
1,614		Gulf Island Fabrication, Inc	38,203
2,819	*	Hydril	219,741
7,882	*	Hypercom Corp	73,303
7,220	*	Intermec, Inc	220,282
3,140	*	Intevac, Inc	90,369
14,968		JLG Industries, Inc	460,865
1,900	*	Kadant, Inc	43,130
4,130		Kaydon Corp	166,687
5,617		Kennametal, Inc	343,423
7,604	*	Kulicke & Soffa Industries, Inc	72,542
8,503		Lennox International, Inc	253,900
5,407		Lincoln Electric Holdings, Inc	291,924
1,600		Lindsay Manufacturing Co	43,344
2,160		Lufkin Industries, Inc	119,750
4,432		Manitowoc Co, Inc	403,977
6,352	*	Mattson Technology, Inc	76,224
23,398	*	McData Corp (Class A)	108,099
362	*	Mestek, Inc	4,554
1,567	*	Metrologic Instruments, Inc	36,245
718	*	Middleby Corp	60,111
3,760	*	Mobility Electronics, Inc	31,321
14,603	*	MRV Communications, Inc	59,872
800		Nacco Industries, Inc (Class A)	123,168
4,672	*	Netgear, Inc	88,815
2,303		NN, Inc	29,732

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
3,716		Nordson Corp	$185,280
6,009	*	Oil States International, Inc	221,432
12,276	*	Palm, Inc	284,312
733	*	PAR Technology Corp	13,003
4,487	*	Presstek, Inc	53,395
26,328	*	Quantum Corp	98,467
1,000	*	Rackable Systems, Inc	52,850
3,133	*	Radisys Corp	62,190
1,300	*	RBC Bearings, Inc	26,650
1,356	*	Rimage Corp	30,618
3,774	*	SafeNet, Inc	99,935
1,495		Sauer-Danfoss, Inc	34,310
2,869	*	Semitool, Inc	32,621
67	b*	SONICblue, Inc	1
1,450	*	Stratasys, Inc	42,746
1,210		Tennant Co	63,307
1,960	*	TurboChef Technologies, Inc	23,912
3,500	*	Ultratech, Inc	85,680
8,253	*	Varian Semiconductor Equipment Associates, Inc	231,744
4,000	*	Veeco Instruments, Inc	93,400
3,731	*	VeriFone Holdings, Inc	113,012
1,923	*	Water Pik Technologies, Inc	53,286
1,736		Xerium Technologies, Inc	16,301
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	11,189,390

INSTRUMENTS AND RELATED PRODUCTS - 5.01%
3,043	*	Abaxis, Inc	69,015
2,593	*	Abiomed, Inc	33,450
1,480	*	ADE Corp	45,317
600	*	Adeza Biomedical Corp	12,678
10,883	*	Aeroflex, Inc	149,424
9,288	*	Align Technology, Inc	85,171
10,136	*	American Medical Systems Holdings, Inc	228,060
1,194	*	American Science & Engineering, Inc	111,520
2,059		Analogic Corp	136,306
400	*	Angiodynamics, Inc	12,024
1,558	*	ARGON ST, Inc	52,240
3,231		Arrow International, Inc	105,557
3,572	*	Arthrocare Corp	170,813
2,377	*	Aspect Medical Systems, Inc	65,225
782		Badger Meter, Inc	44,558
2,629	*	Bio-Rad Laboratories, Inc (Class A)	163,918
5,173	*	Bruker BioSciences Corp	27,934
3,943	*	Caliper Life Sciences, Inc	25,235
3,540	*	Candela Corp	76,464
1,244	*	Catapult Communications Corp	16,545
7,755	*	Cepheid, Inc	71,036
400	v*	China Energy Savings Technology, Inc	2,740
1,924		CNS, Inc	41,443
6,090		Cognex Corp	180,507
4,566	*	Coherent, Inc	160,312
3,100		Cohu, Inc	65,782
4,258	*	Conmed Corp	81,541
1,200	*	Conor Medsystems, Inc	35,280

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
13,325	*	Credence Systems Corp	$97,805
2,311		Cubic Corp	55,325
3,110	*	Cyberonics, Inc	80,145
1,810		Datascope Corp	71,603
575	*	DexCom, Inc	11,655
3,700	*	DHB Industries, Inc	17,686
2,952	*	Dionex Corp	181,489
3,251	*	DJ Orthopedics, Inc	129,260
5,683		DRS Technologies, Inc	311,826
2,400		EDO Corp	74,040
8,026	*	Encore Medical Corp	41,093
3,693	*	Esterline Technologies Corp	157,876
1,976	*	ev3, Inc	34,995
1,451	*	FARO Technologies, Inc	20,677
3,421	*	FEI Co	67,907
5,739	*	Formfactor, Inc	225,657
7,087	*	Fossil, Inc	131,676
2,169	*	Foxhollow Technologies, Inc	66,263
3,816	*	Haemonetics Corp	193,738
1,800	*	Herley Industries, Inc	37,584
6,430	*	Hologic, Inc	355,901
1,982	*	ICU Medical, Inc	71,729
2,751	*	I-Flow Corp	36,643
3,394	*	II-VI, Inc	61,397
5,382	*	Illumina, Inc	127,823
2,347	*	Innovative Solutions & Support, Inc	30,511
10,002	*	Input/Output, Inc	97,119
2,891	*	Integra LifeSciences Holdings Corp	118,473
6,182	*	Intermagnetics General Corp	154,859
1,779	*	Intralase Corp	41,273
5,121	*	Intuitive Surgical, Inc	604,278
4,548		Invacare Corp	141,261
2,600	*	IRIS International, Inc	40,638
3,679	*	Itron, Inc	220,188
5,167	*	Ixia	73,681
1,700		Keithley Instruments, Inc	26,112
1,471	*	Kensey Nash Corp	42,071
4,270	*	Kyphon, Inc	158,844
1,699	*	LaBarge, Inc	25,400
3,090	*	Laserscope	73,079
1,798	*	LeCroy Corp	28,139
11,665	*	Lexar Media, Inc	100,086
4,633	*	Lifecell Corp	104,474
9,212	*	LTX Corp	49,745
3,763	*	Luminex Corp	55,918
1,881	*	Measurement Specialties, Inc	49,188
4,693		Mentor Corp	212,640
3,946	*	Merit Medical Systems, Inc	47,391
4,235		Mine Safety Appliances Co	177,870
4,963	*	MKS Instruments, Inc	116,283
2,610	*	Molecular Devices Corp	86,548
2,433		Movado Group, Inc	56,154
2,997		MTS Systems Corp	125,365
893	*	Neurometrix, Inc	34,773

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
5,623	*	Newport Corp	$106,050
2,910	*	NuVasive, Inc	54,853
800	*	NxStage Medical, Inc	10,264
3,261		Oakley, Inc	55,502
1,520	*	OccuLogix, Inc	5,244
6,536	*	OraSure Technologies, Inc	67,321
2,370	*	OSI Systems, Inc	50,078
2,451	*	Palomar Medical Technologies, Inc	81,986
2,300	*	Photon Dynamics, Inc	43,125
3,459	*	Rudolph Technologies, Inc	58,976
5,300	*	Sirf Technology Holdings, Inc	187,673
1,541	*	Somanetics Corp	34,025
2,200	*	SonoSite, Inc	89,408
10,261		STERIS Corp	253,241
5,965	*	Sybron Dental Specialties, Inc	245,997
1,400	*	Symmetry Medical, Inc	29,694
7,890	*	ThermoGenesis Corp	31,954
7,390	*	Thoratec Corp	142,405
4,149	*	TriPath Imaging, Inc	28,960
4,707	*	Varian, Inc	193,834
4,499	*	Viasys Healthcare, Inc	135,330
900		Vital Signs, Inc	49,437
700	*	Vnus Medical Technologies, Inc	5,313
4,136	*	Wright Medical Group, Inc	81,686
2,800		X-Rite, Inc	37,184
800		Young Innovations, Inc	29,216
1,400	*	Zoll Medical Corp	36,876
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	10,169,881

INSURANCE AGENTS, BROKERS AND SERVICE - 0.41%
4,999	*	BioScrip, Inc	36,043
2,200		Clark, Inc	25,982
850	*	Corvel Corp	18,717
3,929		Crawford & Co (Class B)	23,574
3,120	*	HealthExtras, Inc	110,136
4,670		Hilb Rogal & Hobbs Co	192,497
5,475		National Financial Partners Corp	309,447
6,580	*	USI Holdings Corp	106,135
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	822,531

INSURANCE CARRIERS - 2.32%
4,676		21st Century Insurance Group	73,881
1,200		Affirmative Insurance Holdings, Inc	15,852
4,900		Alfa Corp	83,986
6,500		American Equity Investment Life Holding Co	93,210
1,043	*	American Physicians Capital, Inc	50,064
4,465	*	Argonaut Group, Inc	158,731
1,320		Baldwin & Lyons, Inc (Class B)	35,046
2,735		Bristol West Holdings, Inc	52,649
6,190	*	Centene Corp	180,562
5,912	*	Ceres Group, Inc	32,634
5,689	*	Citizens, Inc	29,355
2,200	*	CNA Surety Corp	36,806
4,085		Delphi Financial Group, Inc (Class A)	210,909

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,193		Direct General Corp	$37,303
1,266		Donegal Group, Inc	33,030
889		EMC Insurance Group, Inc	24,776
1,920		FBL Financial Group, Inc (Class A)	66,144
2,308	*	First Acceptance Corp	30,696
1,601	*	Fpic Insurance Group, Inc	60,518
1,102		Great American Financial Resources, Inc	21,742
2,133		Harleysville Group, Inc	63,329
2,760	*	Healthspring, Inc	51,364
6,540		Horace Mann Educators Corp	122,952
727		Independence Holding Co	16,765
2,980		Infinity Property & Casualty Corp	124,385
700	*	James River Group, Inc	18,844
500		Kansas City Life Insurance Co	25,620
3,168	*	KMG America Corp	27,118
2,676		LandAmerica Financial Group, Inc	181,567
1,706		Midland Co	59,676
1,588	*	Molina Healthcare, Inc	53,150
500		National Interstate Corp	10,875
310		National Western Life Insurance Co (Class A)	72,010
1,699	*	Navigators Group, Inc	84,270
2,030		Odyssey Re Holdings Corp	44,051
9,270		Ohio Casualty Corp	293,859
15,914		Phoenix Cos, Inc	259,398
4,300	*	PMA Capital Corp (Class A)	43,774
1,536		Pre-Paid Legal Services, Inc	54,497
3,000		Presidential Life Corp	76,230
4,078	*	ProAssurance Corp	212,056
700		Republic Cos Group, Inc	12,152
3,360		RLI Corp	192,528
1,716		Safety Insurance Group, Inc	78,353
1,472	*	SeaBright Insurance Holdings, Inc	25,642
4,152		Selective Insurance Group, Inc	220,056
2,000		State Auto Financial Corp	67,420
2,461		Stewart Information Services Corp	115,864
2,600		Tower Group, Inc	60,060
1,400	*	Triad Guaranty, Inc	65,660
5,183		UICI	191,719
2,430		United Fire & Casualty Co	79,947
4,000	*	Universal American Financial Corp	61,600
2,824	*	WellCare Health Plans, Inc	128,323
3,845		Zenith National Insurance Corp	185,060
		TOTAL INSURANCE CARRIERS	4,708,068

JUSTICE, PUBLIC ORDER AND SAFETY - 0.13%
5,772	*	Corrections Corp of America	260,894
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	260,894

LEATHER AND LEATHER PRODUCTS - 0.35%
2,700		Brown Shoe Co, Inc	141,696
1,462		Kenneth Cole Productions, Inc (Class A)	40,497
3,700		K-Swiss, Inc (Class A)	111,518
3,380	*	Skechers U.S.A., Inc (Class A)	84,263
2,076		Steven Madden Ltd	73,698

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
5,300		Stride Rite Corp	$76,744
8,023		Wolverine World Wide, Inc	177,549
		TOTAL LEATHER AND LEATHER PRODUCTS	705,965

LEGAL SERVICES - 0.12%
1,685	*	CRA International, Inc	83,003
5,797	*	FTI Consulting, Inc	165,388
		TOTAL LEGAL SERVICES	248,391

LUMBER AND WOOD PRODUCTS - 0.31%
1,600		American Woodmark Corp	56,800
1,800	*	Builders FirstSource, Inc	40,878
11,130	*	Champion Enterprises, Inc	166,505
1,519		Deltic Timber Corp	92,051
1,560	*	Palm Harbor Homes, Inc	33,431
1,100		Skyline Corp	45,518
1,647	*	Trex Co, Inc	52,210
2,300		Universal Forest Products, Inc	146,027
		TOTAL LUMBER AND WOOD PRODUCTS	633,420

METAL MINING - 0.47%
500		Alico, Inc	22,720
3,280		Cleveland-Cliffs, Inc	285,754
40,480	*	Coeur d'Alene Mines Corp	265,549
5,278		Delta & Pine Land Co	159,184
17,611	*	Hecla Mining Co	116,409
5,775	*	Stillwater Mining Co	95,056
		TOTAL METAL MINING	944,672

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.76%
3,842		Blyth, Inc	80,759
6,129		Brady Corp (Class A)	229,592
11,177		Callaway Golf Co	192,244
2,207		Daktronics, Inc	80,555
1,127		Escalade, Inc	12,498
600	*	iRobot Corp	16,680
3,654	*	Jakks Pacific, Inc	97,708
7,089	*	K2, Inc	88,967
5,996		Mikohn Gaming Corp	57,382
5,050		Nautilus, Inc	75,498
2,753	*	RC2 Corp	109,597
1,482		Russ Berrie & Co, Inc	22,526
5,290	*	Shuffle Master, Inc	189,065
989	*	Steinway Musical Instruments, Inc	31,866
3,181	*	WMS Industries, Inc	95,748
6,053		Yankee Candle Co, Inc	165,671
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,546,356

MISCELLANEOUS RETAIL - 1.36%
1,100	*	1-800 Contacts, Inc	14,795
3,526	*	1-800-FLOWERS.COM, Inc (Class A)	25,035
2,400	*	AC Moore Arts & Crafts, Inc	44,160
600	*	Allion Healthcare, Inc	8,136
1,628	*	Alloy, Inc	21,831

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,973		Big 5 Sporting Goods Corp	$58,211
551		Blair Corp	22,817
2,302	*	Blue Nile, Inc	81,007
1,300	*	Build-A-Bear Workshop, Inc	39,845
4,646	*	Cabela's, Inc	95,336
4,444		Cash America International, Inc	133,409
7,835	*	Coldwater Creek, Inc	217,813
3,217	*	dELiA*s, Inc	30,047
1,852	*	Design Within Reach, Inc	10,538
9,206	*	Drugstore.com, Inc	28,447
3,994	*	First Cash Financial Services, Inc	79,840
1,800	*	FTD Group, Inc	17,442
670	*	Golf Galaxy, Inc	14,640
4,764	*	GSI Commerce, Inc	80,988
5,356	*	Hibbett Sporting Goods, Inc	176,694
7,084	*	Insight Enterprises, Inc	155,919
1,140	*	Liquidity Services, Inc	13,965
4,556		Longs Drug Stores Corp	210,852
2,950	*	Matria Healthcare, Inc	111,982
3,588	*	Nutri/System, Inc	170,502
1,690	*	Overstock.com, Inc	50,396
8,411	*	Petco Animal Supplies, Inc	198,247
3,573		PolyMedica Corp	151,352
1,700	*	Sharper Image Corp	21,777
3,910	*	Sports Authority, Inc	144,279
2,300	*	Stamps.com, Inc	81,098
1,300	*	Systemax, Inc	9,386
4,130	*	Valuevision International, Inc (Class A)	52,781
7,046	*	Zale Corp	197,499
		TOTAL MISCELLANEOUS RETAIL	2,771,066

MOTION PICTURES - 0.32%
29,177		Blockbuster, Inc (Class A)	115,833
1,690		Carmike Cinemas, Inc	40,780
13,768	*	Denny's Corp	65,536
3,050		Marcus Corp	60,848
5,460	*	NetFlix, Inc	158,285
8,680	*	Time Warner Telecom, Inc (Class A)	155,806
2,780		World Wrestling Entertainment, Inc	46,982
703	*	WPT Enterprises, Inc	5,174
		TOTAL MOTION PICTURES	649,244

NONDEPOSITORY INSTITUTIONS - 0.63%
2,588	*	Accredited Home Lenders Holding Co	132,454
10,080		Advance America Cash Advance Centers, Inc	144,950
200		Advanta Corp (Class A)	6,818
2,784		Advanta Corp (Class B)	102,646
1,651		Asta Funding, Inc	54,912
2,554		Beverly Hills Bancorp, Inc	27,072
6,053		CharterMac	122,876
3,224	*	CompuCredit Corp	118,675
1,712		Delta Financial Corp	16,350
12,984		Doral Financial Corp	149,965
1,700	b*	DVI, Inc	7

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
2,016	*	Encore Capital Group, Inc	$29,736
1,520		Federal Agricultural Mortgage Corp (Class C)	44,718
3,807		Financial Federal Corp	111,545
2,200	*	Global Cash Access, Inc	38,544
839	*	Marlin Business Services, Inc	18,542
1,200	*	QC Holdings, Inc	15,156
1,786	*	TNS, Inc	37,827
700	*	United PanAm Financial Corp	21,630
2,910	*	World Acceptance Corp	79,734
		TOTAL NONDEPOSITORY INSTITUTIONS	1,274,157

NONMETALLIC MINERALS, EXCEPT FUELS - 0.16%
3,149		AMCOL International Corp	90,691
2,889		CARBO Ceramics, Inc	164,413
3,031		Compass Minerals International, Inc	75,745
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	330,849

OIL AND GAS EXTRACTION - 4.35%
2,724	*	Atlas America, Inc	130,234
2,613	*	ATP Oil & Gas Corp	114,737
1,973	*	Atwood Oceanics, Inc	199,293
1,810	*	Basic Energy Services, Inc	53,938
2,543		Berry Petroleum Co (Class A)	174,068
1,900	*	Bill Barrett Corp	61,921
1,941	*	Bois d'Arc Energy, Inc	32,318
3,806	*	Brigham Exploration Co	33,340
1,100	*	Bronco Drilling Co, Inc	28,930
7,290		Cabot Oil & Gas Corp (Class A)	349,410
1,865	*	Callon Petroleum Co	39,202
2,988	*	Carrizo Oil & Gas, Inc	77,658
7,170	*	Cheniere Energy, Inc	290,887
12,088		Cimarex Energy Co	522,927
900	*	Clayton Williams Energy, Inc	36,828
6,230	*	Comstock Resources, Inc	184,969
948		Crosstex Energy, Inc	73,423
5,517	*	Delta Petroleum Corp	115,967
2,625	*	Edge Petroleum Corp	65,572
7,236	*	Encore Acquisition Co	224,316
7,649	*	Endeavour International Corp	22,259
4,867	*	Energy Partners Ltd	114,764
7,270	*	EXCO Resources, Inc	91,093
4,559	*	FX Energy, Inc	23,844
11,095	*	Gasco Energy, Inc	62,132
12,300	*	Global Industries Ltd	178,227
1,446	*	Goodrich Petroleum Corp	39,042
28,030	*	Grey Wolf, Inc	208,543
13,234	*	Hanover Compressor Co	246,417
5,931	*	Harvest Natural Resources, Inc	57,649
11,330	*	Helix Energy Solutions Group, Inc	429,407
1,340	*	Hercules Offshore, Inc	45,573
4,201	*	Houston Exploration Co	221,393
7,389	*	KCS Energy, Inc	192,114
885		Markwest Hydrocarbon, Inc	20,267
3,450	*	McMoRan Exploration Co	61,548

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
12,628	*	Meridian Resource Corp	$51,143
3,850	*	Oceaneering International, Inc	220,605
4,989	*	Parallel Petroleum Corp	92,047
15,740	*	Parker Drilling Co	145,910
2,730		Penn Virginia Corp	193,830
800	v*	PetroCorp (Escrow)	0
8,849	*	PetroHawk Energy Corp	121,231
2,400	*	Petroleum Development Corp	108,864
5,862	*	Petroquest Energy, Inc	59,148
2,997	*	Pioneer Drilling Co	49,241
3,490	*	Remington Oil & Gas Corp	150,838
7,090	*	Rosetta Resources, Inc	127,336
3,125		RPC, Inc	71,406
2,646	*	SEACOR Holdings, Inc	209,563
8,410		St. Mary Land & Exploration Co	343,380
3,611	*	Stone Energy Corp	159,353
11,500	*	Superior Energy Services	308,085
1,100	*	Superior Well Services, Inc	31,977
4,200	*	Swift Energy Co	157,332
4,960	*	Tetra Technologies, Inc	233,318
6,960		Todco	274,294
2,211	*	Toreador Resources Corp	68,784
3,013	*	Tri-Valley Corp	24,014
1,200	*	Union Drilling, Inc	17,544
5,099	*	Veritas DGC, Inc	231,444
1,910		W&T Offshore, Inc	76,992
4,170	*	Warren Resources, Inc	62,133
4,210	*	W-H Energy Services, Inc	187,303
5,371	*	Whiting Petroleum Corp	220,157
		TOTAL OIL AND GAS EXTRACTION	8,821,482

PAPER AND ALLIED PRODUCTS - 0.63%
8,278		Bowater, Inc	244,863
4,660	*	Buckeye Technologies, Inc	42,173
4,346	*	Caraustar Industries, Inc	44,720
3,202		Chesapeake Corp	44,444
806		CSS Industries, Inc	26,388
6,424		Glatfelter	117,752
8,665	*	Graphic Packaging Corp	17,936
2,309		Greif, Inc (Class A)	157,982
7,563		Longview Fibre Co	195,428
3,883	*	Mercer International, Inc	36,151
2,274		Neenah Paper, Inc	74,473
6,191	*	Playtex Products, Inc	64,820
4,300		Rock-Tenn Co (Class A)	64,457
2,300		Schweitzer-Mauduit International, Inc	55,200
6,310		Wausau Paper Corp	89,413
		TOTAL PAPER AND ALLIED PRODUCTS	1,276,200

PERSONAL SERVICES - 0.39%
6,196	*	Alderwoods Group, Inc	110,908
1,300		Angelica Corp	26,676
3,230		Coinmach Service Corp	30,362
2,950		G & K Services, Inc (Class A)	125,493

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
5,100		Jackson Hewitt Tax Service, Inc	$161,058
6,564		Regis Corp	226,327
15,577		Stewart Enterprises, Inc (Class A)	88,945
2,314	*	TRM Corp	15,573
		TOTAL PERSONAL SERVICES	785,342

PETROLEUM AND COAL PRODUCTS - 0.65%
1,600		Alon USA Energy, Inc	39,392
3,000		ElkCorp	101,250
8,154		Frontier Oil Corp	483,940
2,171	*	Giant Industries, Inc	150,971
6,120	*	Headwaters, Inc	243,515
3,042		Holly Corp	225,473
3,100		Western Refining, Inc	67,022
		TOTAL PETROLEUM AND COAL PRODUCTS	1,311,563

PIPELINES, EXCEPT NATURAL GAS - 0.03%
6,261	*	Transmontaigne, Inc	61,420
		TOTAL PIPELINES, EXCEPT NATURAL GAS	61,420

PRIMARY METAL INDUSTRIES - 2.42%
16,100	*	AK Steel Holding Corp	241,500
4,535	*	Aleris International, Inc	217,997
6,417		Belden CDT, Inc	174,735
2,800	*	Brush Engineered Materials, Inc	55,300
3,610		Carpenter Technology Corp	341,217
3,278	*	Century Aluminum Co	139,151
3,286	*	Chaparral Steel Co	213,327
8,383	*	CommScope, Inc	239,334
804		Dynamic Materials Corp	28,654
2,400	*	Encore Wire Corp	81,312
7,240	*	General Cable Corp	219,589
3,606		Gibraltar Industries, Inc	106,233
4,360	*	Lone Star Technologies, Inc	241,587
4,684		Matthews International Corp (Class A)	179,210
6,328	*	Maverick Tube Corp	335,321
5,440		Mueller Industries, Inc	194,154
3,284	*	NS Group, Inc	151,162
4,137	*	OM Group, Inc	95,151
5,277	*	Oregon Steel Mills, Inc	270,024
3,644		Quanex Corp	242,800
1,552		Roanoke Electric Steel Corp	50,130
5,994		Steel Dynamics, Inc	340,040
1,739		Steel Technologies, Inc	42,258
2,583	*	Superior Essex, Inc	65,711
3,356		Texas Industries, Inc	203,004
2,384		Titan International, Inc	41,148
3,676	*	Titanium Metals Corp	178,470
1,302	*	Wheeling-Pittsburgh Corp	23,905
10,328		Worthington Industries, Inc	207,180
		TOTAL PRIMARY METAL INDUSTRIES	4,919,604

PRINTING AND PUBLISHING - 0.94%
3,670		Banta Corp	190,767

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,600		Bowne & Co, Inc	$76,682
7,988	*	Cenveo, Inc	132,441
1,700	*	Consolidated Graphics, Inc	88,604
1,475		Courier Corp	65,401
3,700		Ennis, Inc	72,150
8,805		Hollinger International, Inc	73,786
4,000		John H Harland Co	157,200
3,897		Journal Communications, Inc	48,323
6,071		Journal Register Co	73,945
3,334	*	Martha Stewart Living Omnimedia, Inc (Class A)	56,211
3,142		Media General, Inc (Class A)	146,480
5,363	*	Paxar Corp	104,954
3,100	*	Playboy Enterprises, Inc (Class B)	44,020
20,427	*	Primedia, Inc	42,284
14,594		Reader's Digest Association, Inc (Class A)	215,261
1,994		Schawk, Inc	51,864
4,830	*	Scholastic Corp	129,251
2,289		Standard Register Co	35,479
1,788		Thomas Nelson, Inc	52,299
5,200		Topps Co, Inc	45,604
590	*	Triple Crown Media, Inc	3,481
		TOTAL PRINTING AND PUBLISHING	1,906,487

RAILROAD TRANSPORTATION - 0.37%
4,859		Florida East Coast Industries	261,900
5,277	*	Genesee & Wyoming, Inc (Class A)	161,898
10,694	*	Kansas City Southern Industries, Inc	264,142
5,930	*	RailAmerica, Inc	63,214
		TOTAL RAILROAD TRANSPORTATION	751,154

REAL ESTATE - 0.45%
3,255	*	Bluegreen Corp	43,031
800		Consolidated-Tomoka Land Co	49,704
5,040		Jones Lang LaSalle, Inc	385,762
2,575		Levitt Corp (Class A)	56,753
2,570		Resource America, Inc (Class A)	51,194
2,636	*	Sunterra Corp	37,642
1,700		Tarragon Corp	33,830
1,200	*	Tejon Ranch Co	58,644
5,160	*	Trammell Crow Co	184,006
1,020	*	ZipRealty, Inc	8,955
		TOTAL REAL ESTATE	909,521

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.75%
9,135		Cooper Tire & Rubber Co	130,996
1,450	*	CROCS, Inc	36,468
1,445	*	Deckers Outdoor Corp	58,580
17,834	*	Entegris, Inc	189,754
10,921	*	Jacuzzi Brands, Inc	107,353
10,164	*	Jarden Corp	333,887
3,622		Myers Industries, Inc	57,916
2,400		Raven Industries, Inc	93,864
4,862		Spartech Corp	116,688
4,368		Tredegar Corp	69,495

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
7,828		Tupperware Corp	$161,179
4,596		West Pharmaceutical Services, Inc	159,573
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,515,753

SECURITY AND COMMODITY BROKERS - 1.20%
1,350	*	Bankrate, Inc	58,806
1,079		BKF Capital Group, Inc	14,027
3,400		Calamos Asset Management, Inc (Class A)	127,160
1,200		Cohen & Steers, Inc	29,400
1,148		GAMCO Investors, Inc	45,863
940	*	GFI Group, Inc	48,795
1,773		Greenhill & Co, Inc	117,213
2,800	*	IntercontinentalExchange, Inc	193,340
1,749		International Securities Exchange, Inc	72,846
5,888	*	Investment Technology Group, Inc	293,222
16,169	*	Knight Capital Group, Inc	225,234
7,923	*	LaBranche & Co, Inc	125,263
3,709	*	MarketAxess Holdings, Inc	44,619
7,538	*	Nasdaq Stock Market, Inc	301,822
3,190		optionsXpress Holdings, Inc	92,765
2,978	*	Piper Jaffray Cos	163,790
1,800		Sanders Morris Harris Group, Inc	28,872
1,326	*	Stifel Financial Corp	57,906
2,440		SWS Group, Inc	63,806
880	*	Thomas Weisel Partners Group, Inc	19,272
2,850	*	TradeStation Group, Inc	39,387
200		Value Line, Inc	7,400
11,080		Waddell & Reed Financial, Inc (Class A)	255,948
		TOTAL SECURITY AND COMMODITY BROKERS	2,426,756

SOCIAL SERVICES - 0.29%
4,568	*	American Retirement Corp	117,032
4,040	*	Bright Horizons Family Solutions, Inc	156,469
1,511	*	Providence Service Corp	49,138
3,061	*	Res-Care, Inc	56,261
5,590	*	Sunrise Senior Living, Inc	217,842
		TOTAL SOCIAL SERVICES	596,742

SPECIAL TRADE CONTRACTORS - 0.43%
3,786		Chemed Corp	224,661
5,867		Comfort Systems USA, Inc	79,205
4,570	*	EMCOR Group, Inc	226,946
1,486		Noble International Ltd	25,158
2,100	*	Pike Electric Corp	44,121
17,104	*	Quanta Services, Inc	274,006
		TOTAL SPECIAL TRADE CONTRACTORS	874,097

STONE, CLAY, AND GLASS PRODUCTS - 0.43%
1,320		Ameron International Corp	96,663
3,900		Apogee Enterprises, Inc	65,832
3,892	*	Ceradyne, Inc	194,211
2,105		Charles & Colvard Ltd	22,797
7,592		Eagle Materials, Inc	484,066
1,836		Libbey, Inc	12,999
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	876,568

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
TEXTILE MILL PRODUCTS - 0.01%
1,807	*	Dixie Group, Inc	$27,033
		TOTAL TEXTILE MILL PRODUCTS	27,033

TOBACCO PRODUCTS - 0.12%
4,600	*	Star Scientific, Inc	14,398
3,770		Universal Corp (Virginia)	138,623
4,498		Vector Group Ltd	85,732
		TOTAL TOBACCO PRODUCTS	238,753

TRANSPORTATION BY AIR - 0.69%
8,189	*	ABX Air, Inc	55,767
12,970	*	Airtran Holdings, Inc	234,887
4,820	*	Alaska Air Group, Inc	170,869
3,507	*	Bristow Group, Inc	108,366
12,643	*	Continental Airlines, Inc (Class B)	340,097
6,300	*	ExpressJet Holdings, Inc	46,872
5,277	*	Frontier Airlines, Inc	40,633
2,082	*	MAIR Holdings, Inc	9,744
5,070	*	Mesa Air Group, Inc	58,001
2,681	*	Pinnacle Airlines Corp	17,855
2,224	*	Republic Airways Holdings, Inc	32,937
8,623		Skywest, Inc	252,395
3,266	*	World Air Holdings, Inc	32,072
		TOTAL TRANSPORTATION BY AIR	1,400,495

TRANSPORTATION EQUIPMENT - 1.83%
1,341	*	Accuride Corp	15,421
3,196	*	Aftermarket Technology Corp	72,261
6,094		American Axle & Manufacturing Holdings, Inc	104,390
1,060		American Railcar Industries, Inc	37,174
1,813		Arctic Cat, Inc	43,621
5,133	*	Armor Holdings, Inc	299,203
10,224		ArvinMeritor, Inc	152,440
1,978		Coachmen Industries, Inc	22,510
3,186		Curtiss-Wright Corp	210,913
1,137	*	Dril-Quip, Inc	80,556
7,213		Federal Signal Corp	133,440
9,010	*	Fleetwood Enterprises, Inc	100,642
1,238		Freightcar America, Inc	78,737
7,857	*	GenCorp, Inc	161,461
900		Greenbrier Cos, Inc	36,045
7,021	*	Hayes Lemmerz International, Inc	19,167
5,323	*	HealthTronics, Inc	44,021
3,136		Heico Corp	99,380
2,700	*	K&F Industries Holdings, Inc	44,820
1,750		Marine Products Corp	19,233
5,070		Modine Manufacturing Co	149,565
3,885		Monaco Coach Corp	52,059
8,458	*	Orbital Sciences Corp	133,806
6,706	*	Quantum Fuel Systems Technologies Worldwide, Inc	24,007
1,209	*	R&B, Inc	12,392

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
935	*	Sequa Corp (Class A)	$91,443
514	*	Strattec Security Corp	19,167
3,377		Superior Industries International, Inc	65,379
6,419	*	Tenneco, Inc	139,228
5,160		Thor Industries, Inc	275,338
6,081		Trinity Industries, Inc	330,746
2,298	*	Triumph Group, Inc	101,709
18,696	*	Visteon Corp	86,002
4,621		Wabash National Corp	91,265
6,888		Westinghouse Air Brake Technologies Corp	224,549
4,938		Winnebago Industries, Inc	149,819
		TOTAL TRANSPORTATION EQUIPMENT	3,721,909

TRANSPORTATION SERVICES - 0.51%
2,500		Ambassadors Group, Inc	63,500
4,790	*	EGL, Inc	215,550
4,737		Forward Air Corp	176,643
6,452		GATX Corp	266,403
2,964	*	HUB Group, Inc	135,099
5,462		Pacer International, Inc	178,498
		TOTAL TRANSPORTATION SERVICES	1,035,693

TRUCKING AND WAREHOUSING - 0.50%
3,755		Arkansas Best Corp	146,896
1,100	*	Covenant Transport, Inc (Class A)	16,060
1,710	*	Dynamex, Inc	33,037
2,125	*	Frozen Food Express Industries	22,206
6,850		Heartland Express, Inc	149,261
8,590		Knight Transportation, Inc	169,652
2,181	*	Marten Transport Ltd	39,454
4,030	*	Old Dominion Freight Line	108,609
800	*	P.A.M. Transportation Services, Inc	19,720
2,300	*	SCS Transportation, Inc	66,953
3,255	*	SIRVA, Inc	27,765
1,500	*	U.S. Xpress Enterprises, Inc (Class A)	29,205
1,000	*	Universal Truckload Services, Inc	25,050
827	*	USA Truck, Inc	20,361
7,664		Werner Enterprises, Inc	140,788
		TOTAL TRUCKING AND WAREHOUSING	1,015,017

WATER TRANSPORTATION - 0.23%
2,300	*	Gulfmark Offshore, Inc	63,940
1,900		Horizon Lines, Inc	24,624
2,644	*	Hornbeck Offshore Services, Inc	95,369
3,240	*	Kirby Corp	220,676
1,894		Maritrans, Inc	46,270
5,561	*	Odyssey Marine Exploration, Inc	20,409
		TOTAL WATER TRANSPORTATION	471,288

WHOLESALE TRADE-DURABLE GOODS - 2.42%
5,342	*	AAR Corp	152,140
4,760		Agilysys, Inc	71,686
4,366		Applied Industrial Technologies, Inc	194,724
2,700	*	Audiovox Corp (Class A)	32,238

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
4,889	*	Aviall, Inc	$186,173
2,720	*	Beacon Roofing Supply, Inc	110,541
4,275	*	Bell Microproducts, Inc	26,334
1,720		BlueLinx Holdings, Inc	27,520
6,065	*	Brightpoint, Inc	188,379
1,573	*	Cantel Medical Corp	25,781
1,649		Castle (A.M.) & Co	48,646
8,950		Commercial Metals Co	478,735
5,751	*	Digital River, Inc	250,801
2,812	*	Earle M Jorgensen Co	42,602
3,489	*	Global Imaging Systems, Inc	132,512
1,810	*	H&E Equipment Services, Inc	52,707
3,000		Handleman Co	28,800
1,712	*	Huttig Building Products, Inc	15,939
16,327		IKON Office Solutions, Inc	232,660
1,700	*	Interline Brands, Inc	42,891
3,214		Kaman Corp (Class A)	80,864
2,300	*	Keystone Automotive Industries, Inc	97,083
600		Lawson Products, Inc	24,564
5,276	*	LKQ Corp	109,793
3,137		Metal Management, Inc	99,286
652	*	MWI Veterinary Supply, Inc	21,451
3,539	*	Navarre Corp	15,182
12,000	*	Newpark Resources, Inc	98,400
5,860		Owens & Minor, Inc	192,032
7,872		PEP Boys-Manny Moe & Jack	118,946
9,505	*	PSS World Medical, Inc	183,351
4,201		Reliance Steel & Aluminum Co	394,558
3,547		Ryerson Tull, Inc	94,918
1,900	*	Scansource, Inc	114,779
3,339		Schnitzer Steel Industries, Inc (Class A)	143,076
4,247		Stewart & Stevenson Services, Inc	154,931
1,114	*	SYNNEX Corp	20,676
2,599		Tecumseh Products Co (Class A)	63,779
3,120		Watsco, Inc	221,676
4,765	*	WESCO International, Inc	324,068
		TOTAL WHOLESALE TRADE-DURABLE GOODS	4,915,222

WHOLESALE TRADE-NONDURABLE GOODS - 1.15%
12,779		Alliance One International, Inc	62,106
6,234	*	Allscripts Healthcare Solutions, Inc	114,145
10,806	*	Andrx Corp	256,534
2,850	*	Central European Distribution Corp	109,582
83	b*	Daisytek International Corp	0
1,000		EnergySouth, Inc	31,810
3,975	*	First Horizon Pharmaceutical Corp	100,210
2,000		Nash Finch Co	59,800
8,175		Nu Skin Enterprises, Inc (Class A)	143,308
1,733	*	Nuco2, Inc	55,005
5,040	*	Performance Food Group Co	157,198
4,450	*	Prestige Brands Holdings, Inc	54,157
3,440	*	School Specialty, Inc	118,680
5,016	*	Source Interlink Cos, Inc	57,182
3,029		Spartan Stores, Inc	38,620

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES			VALUE
969		The Andersons, Inc	$75,805
4,817		UAP Holding Corp	103,565
5,952	*	United Natural Foods, Inc	208,141
4,965	*	United Stationers, Inc	263,642
4,191	*	Ventiv Health, Inc	139,225
800		Weyco Group, Inc	18,000
4,042		World Fuel Services Corp	163,458
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,330,173

		TOTAL COMMON STOCKS	202,092,226
		(Cost $146,628,068)

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.37%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.37%
$ 750,000		Federal National Mortgage Association 4.650%, 04/03/06	750,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	750,000
		TOTAL SHORT TERM INVESTMENTS
		(Cost $749,806)	750,000

		TOTAL PORTFOLIO - 99.92%
		(Cost $147,377,874)	202,842,226
		OTHER ASSETS & LIABILITIES, NET - 0.08%	166,326

		NET ASSETS - 100.00%	$203,008,552

	*	Non-income producing
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY COUNTRIES (Unaudited)
March 31, 2006

	VALUE	% OF MARKET VALUE

UNITED STATES	$3,219,742	0.94

TOTAL DOMESTIC	3,219,742	0.94

FOREIGN
AUSTRALIA	17,010,629	4.97
AUSTRIA	1,703,677	0.50
BELGIUM	3,938,402	1.15
CHINA	137,477	0.04
DENMARK	2,232,687	0.65
FINLAND	5,125,135	1.50
FRANCE	33,287,939	9.73
GERMANY	24,147,550	7.06
GREECE	2,162,319	0.63
HONG KONG	5,285,320	1.55
IRELAND	2,716,247	0.79
ITALY	12,862,647	3.76
JAPAN	85,908,319	25.11
NETHERLANDS	11,724,191	3.43
NEW ZEALAND	523,711	0.15
NORWAY	2,711,725	0.79
PORTUGAL	1,042,884	0.31
SINGAPORE	2,776,414	0.81
SPAIN	12,725,141	3.72
SWEDEN	8,126,765	2.38
SWITZERLAND	22,973,943	6.72
UNITED KINGDOM	79,724,961	23.31
TOTAL FOREIGN	338,848,083	99.06

TOTAL PORTFOLIO	$342,067,825	100.00

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES		VALUE

COMMON STOCKS - 99.46%

AGRICULTURAL PRODUCTION-CROPS - 0.08%
19,638	Gallaher Group plc	$286,130
	TOTAL AGRICULTURAL PRODUCTION-CROPS	286,130

AGRICULTURAL SERVICES - 0.03%
5,655	Yara International ASA	89,829
	TOTAL AGRICULTURAL SERVICES	89,829

AMUSEMENT AND RECREATION SERVICES - 0.41%
4,638	Gamesa Corp Tecnologica S.A.	89,073
48,210	Hilton Group plc	325,292
865	Lottomatica S.p.A	36,637
6,690	OPAP S.A.	255,345
1,400	Oriental Land Co Ltd	81,041
801	Paddy Power plc	12,795
3,802	Publishing & Broadcasting Ltd	46,901
16,842	Rank Group plc	65,876
4,200	Sega Sammy Holdings, Inc	170,150
15,523	TABCORP Holdings Ltd	171,232
3,385	UNiTAB Ltd	36,688
11,499	William Hill plc	119,574
	TOTAL AMUSEMENT AND RECREATION SERVICES	1,410,604

APPAREL AND ACCESSORY STORES - 0.34%
1,600	Aoyama Trading Co Ltd	52,750
13,449	Burberry Group plc	108,125
1,800	Fast Retailing Co Ltd	175,591
39,000	Giordano International Ltd	21,611
14,515	Hennes & Mauritz AB (B Shs)	528,922
6,605	Inditex S.A.	254,578
6,230	SSL International plc	34,769
	TOTAL APPAREL AND ACCESSORY STORES	1,176,346

APPAREL AND OTHER TEXTILE PRODUCTS - 0.15%
1,879	Benetton Group S.p.A.	28,014
9,000	Gunze Ltd	60,641
17,000	Mitsubishi Rayon Co Ltd	138,893
4,000	Nisshinbo Industries, Inc	44,716
3,000	Onward Kashiyama Co Ltd	52,886
500	Shimamura Co Ltd	58,013
2,000	Tokyo Style Co Ltd	23,748
24,000	Toyobo Co Ltd	74,040
2,000	Wacoal Holdings Corp	27,121
	TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	508,072

AUTO REPAIR, SERVICES AND PARKING - 0.10%
5,800	Aisin Seiki Co Ltd	225,138

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
2,900		NOK Corp	$77,913
4,000		Sumitomo Rubber Industries, Inc	52,140
		TOTAL AUTO REPAIR, SERVICES AND PARKING	355,191

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.01%
4,834		Jardine Cycle & Carriage Ltd	33,160
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	33,160

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.05%
5,918		Grafton Group plc	77,561
3,462		Travis Perkins plc	100,224
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	177,785

BUSINESS SERVICES - 2.39%
798		Acciona S.A.	124,141
3,998		Adecco S.A. (Regd)	222,867
28,475		Aegis Group plc	67,543
11,336		Aggreko plc	62,184
1,300		Asatsu-DK, Inc	45,284
2,004	*	Atos Origin S.A.	148,297
8,688		Autostrade S.p.A.	214,586
29,584		Brambles Industries Ltd	226,770
1,825	*	Business Objects S.A.	66,521
3,806		Cap Gemini S.A.	207,078
300		Capcom Co Ltd	3,074
5,450		Cintra Concesiones de Infraestructuras de Transporte S.A.	70,636
1,900		CSK Holdings Corp	94,203
1,725		Dassault Systemes S.A.	98,510
57		Dentsu, Inc	206,280
19		Dolmen Computer Applications	252
36		eAccess Ltd	27,765
1,000	*	Elpida Memory, Inc	35,766
11,639		First Choice Holidays plc	43,456
700		Fuji Soft ABC, Inc	20,764
52,000		Fujitsu Ltd	437,630
3,388		Getronics NV	40,959
6,306		GN Store Nord	86,922
33		Goodwill Group, Inc	30,765
34,431		Group 4 Securicor plc	113,025
4,588		Gruppo Editoriale L'Espresso S.p.A.	24,027
600		Hakuhodo DY Holdings, Inc	50,089
45,022		Hays plc	126,706
3,238		Indra Sistemas S.A.	65,752
5,777		iSOFT Group plc	14,680
2,800		Konami Corp	70,362
34,179		LogicaCMG plc	116,051
14,310		Misys plc	55,724
330		MJ Maillis S.A.	1,334
59,000		NEC Corp	413,535
600		Nomura Research Institute Ltd	73,379
39		NTT Data Corp	187,084
300		Obic Co Ltd	63,107
900		Oracle Corp Japan	44,928
2,070		Promotora de Informaciones S.A. (PRISA)	38,201
3,119		Public Power Corp	73,224

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
215		Rakuten, Inc	$194,974
1,292		Randstad Holdings NV	76,471
52,262		Rentokil Initial plc	141,416
42,642		Reuters Group plc	293,270
38,969		Sage Group plc	186,052
6,771		SAP AG.	1,466,794
6,000		Secom Co Ltd	306,128
8,550		Securitas AB (B Shs)	164,556
128		SGS S.A.	118,318
36,000		Singapore Post Ltd	26,697
52,000		Solomon Systech International Ltd	25,129
29,077		Telecom Italia Media S.p.A.	15,676
4,715	*	Telelogic AB	13,007
2,262		Tietoenator Oyj	88,252
1,000		TIS, Inc	26,951
200		Trans Cosmos, Inc	6,458
2,500		Trend Micro, Inc	87,507
640		USS Co Ltd	43,502
5,122		Vedior NV	100,228
7,982		WM-Data AB (B Shs)	26,116
35,727		WPP Group plc	427,905
458		Yahoo! Japan Corp	278,705
		TOTAL BUSINESS SERVICES	8,227,573

CHEMICALS AND ALLIED PRODUCTS - 9.95%
3,340		Air Liquide S.A.	694,398
8,181		Akzo Nobel NV	433,531
600		Alfresa Holdings Corp	36,359
2,131		Altana AG.	131,881
37,000		Asahi Kasei Corp	263,099
16,600		Astellas Pharma, Inc	628,884
48,508		AstraZeneca plc (United Kingdom)	2,440,049
16,478		BASF AG.	1,290,173
20,129		Bayer AG.	805,312
469		Beiersdorf AG.	67,540
15,143		BOC Group plc	406,340
14,631		Boots Group plc	182,596
10,000		Chugai Pharmaceutical Co Ltd	180,948
1,916		Ciba Specialty Chemicals AG. (Regd)	114,284
7,024		Clariant AG.	108,570
5,354		CSL Ltd	208,827
8,000		Daicel Chemical Industries Ltd	67,192
15,800		Daiichi Sankyo Co Ltd	359,547
16,000		Dainippon Ink and Chemicals, Inc	59,395
4,632		DSM NV	211,212
7,600		Eisai Co Ltd	330,435
13,048	*	Elan Corp plc	187,901
178,393		GlaxoSmithKline plc	4,656,949
1,609		H Lundbeck a/s	35,225
1,449		Haw Par Corp Ltd	5,328
1,739		Henkel KGaA	203,016
36,402		Imperial Chemical Industries plc	218,468
7,000		Ishihara Sangyo Kaisha Ltd	13,052
5,400		JSR Corp	160,183
3,000		Kaken Pharmaceutical Co Ltd	25,070

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
6,000		Kansai Paint Co Ltd	$54,869
15,000		Kao Corp	394,101
19,500		Kingboard Chemical Holdings Ltd	58,928
770		Kose Corp	28,975
10,000		Kuraray Co Ltd	117,298
8,000		Kyowa Hakko Kogyo Co Ltd	58,310
667	*	Lanxess AG.	25,030
2,549		Linde AG.	221,017
1,065		Lonza Group AG. (Regd)	72,815
9,039		L'Oreal S.A.	795,232
15,351	*	Mayne Pharma Ltd	32,400
4,100		Mediceo Paltac Holdings Co Ltd	66,162
1,448		Merck KGaA	137,433
35,500		Mitsubishi Chemical Holdings Corp	218,434
11,000		Mitsubishi Gas Chemical Co, Inc	133,876
20,000		Mitsui Chemicals, Inc	146,792
4,000		Nippon Kayaku Co Ltd	35,325
3,000		Nippon Shokubai Co Ltd	35,571
5,000		Nissan Chemical Industries Ltd	84,668
71,332		Novartis AG. (Regd)	3,957,279
7,232		Novo Nordisk a/s (B Shs)	449,174
1,460		Novozymes a/s	98,848
532		Omega Pharma S.A.	32,544
9,141		Orica Ltd	151,152
18,764		Reckitt Benckiser plc	659,405
21,510		Roche Holding AG. (Genusscheine)	3,194,774
32,045		Sanofi-Aventis	3,044,171
2,000		Santen Pharmaceutical Co Ltd	47,970
5,036		Schering AG.	522,831
164		Serono S.A. (B Shs)	114,010
11,800		Shin-Etsu Chemical Co Ltd	639,054
9,000		Shionogi & Co Ltd	147,292
10,000		Shiseido Co Ltd	185,609
31,000		Showa Denko KK	137,410
898	*	SNIA S.p.A.	95
1,776	*	Sorin S.p.A.	3,559
46,000		Sumitomo Chemical Co Ltd	373,489
18,745		Symbion Health Ltd	45,979
3,126	*	Syngenta AG.	3,923
3,191	*	Syngenta AG.	447,328
4,000		Taisho Pharmaceutical Co Ltd	80,346
7,000		Taiyo Nippon Sanso Corp	51,615
27,300		Takeda Pharmaceutical Co Ltd	1,552,530
6,000		Tanabe Seiyaku Co Ltd	66,362
26,000		Teijin Ltd	172,540
9,000		Tokuyama Corp	152,250
41,000		Toray Industries, Inc	334,978
13,000		Tosoh Corp	64,785
2,609		UCB S.A.	128,186
4,153		Zeltia S.A.	32,868
6,000		Zeon Corp	77,193
		TOTAL CHEMICALS AND ALLIED PRODUCTS	34,212,549

COAL MINING - 0.64%
109,749		BHP Billiton Ltd	2,191,183
		TOTAL COAL MINING	2,191,183

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
COMMUNICATIONS - 5.66%
2,029		Antena 3 de Television S.A.	$52,275
4,767		Belgacom S.A.	152,238
35,692		British Sky Broadcasting plc	334,312
257,695		BT Group plc	992,307
71,156		Cable & Wireless plc	134,840
3,650		Cosmote Mobile Telecommunications S.A.	84,366
83,466		Deutsche Telekom AG. (Regd)	1,406,009
22,997		Eircom Group plc	59,278
4,732		Elisa Oyj	93,799
51,718		France Telecom S.A.	1,161,606
16		Fuji Television Network, Inc	39,868
8,494	*	Hellenic Telecommunications Organization S.A.	189,134
41,000	*	Hutchison Telecommunications International Ltd	70,008
1,200		I-CABLE Communications Ltd	271
123,225		ITV plc	254,885
75		KDDI Corp	399,822
24,160		Mediaset S.p.A.	284,186
819		Mobistar S.A.	59,368
1,663	*	Modern Times Group AB (B Shs)	78,096
160		Nippon Telegraph & Telephone Corp	684,804
524		NTT DoCoMo, Inc	772,743
22,803		Portugal Telecom SGPS S.A. (Regd)	276,226
2,435		ProSiebenSat.1 Media AG.	63,354
2,126		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	25,985
3,993		Publicis Groupe S.A.	155,595
61,437		Royal KPN NV	691,436
115,051		Seat Pagine Gialle S.p.A.	54,926
204,214		Singapore Telecommunications Ltd	334,436
4,230		Sky Network Television Ltd	16,521
3,562		Societe Television Francaise 1 (T.F.1)	107,764
1,060	*	Sogecable S.A.	42,318
612		Swisscom AG. (Regd)	197,857
9,603		Tele2 AB (B Shs)	113,358
63,467		Telecom Corp of New Zealand Ltd	214,902
496,464		Telecom Italia S.p.A.	1,446,416
136,296		Telefonica S.A.	2,135,955
10,592		Telekom Austria AG.	249,308
22,987		Telenor ASA	246,933
8,000		Television Broadcasts Ltd	45,362
57,089		TeliaSonera AB	342,078
63,981		Telstra Corp Ltd	170,625
6,312	*	Tiscali S.p.A.	20,567
1,000		Tokyo Broadcasting System, Inc	26,782
35,291		Vivendi Universal S.A.	1,210,328
620,000		Vodafone Group plc	1,295,883
128,010		Vodafone Group plc (Spon ADR)	2,675,409
		TOTAL COMMUNICATIONS	19,464,539

DEPOSITORY INSTITUTIONS - 17.18%
11,000		77 Bank Ltd	84,558
54,700		ABN AMRO Holding NV	1,637,669
26,870		Allied Irish Banks plc	640,579

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
8,188		Alpha Bank S.A.	$302,017
7,000	v*	Ashikaga Financial Group, Inc	0
55,973		Australia & New Zealand Banking Group Ltd	1,057,656
2,577		Banca Antonveneta S.p.A.	82,642
9,225		Banca Fideuram S.p.A.	52,944
138,018		Banca Intesa S.p.A.	823,421
8,428		Banca Intesa S.p.A. (Rnc)	47,630
33,479		Banca Monte dei Paschi di Siena S.p.A.	188,190
31,530		Banca Nazionale del Lavoro S.p.A.	111,416
11,511		Banca Popolare di Milano	135,679
10,095		Banche Popolari Unite Scrl	244,451
103,754		Banco Bilbao Vizcaya Argentaria S.A.	2,162,107
7,443		Banco BPI S.A. (Regd)	52,962
57,930		Banco Comercial Portugues S.A. (Regd)	184,373
2,539		Banco Espirito Santo S.A. (Regd)	46,242
11,266		Banco Popolare di Verona e Novara Scrl	297,757
25,228		Banco Popular Espanol S.A.	371,241
182,004		Banco Santander Central Hispano S.A.	2,654,038
43,557		Bank of East Asia Ltd	157,448
16,000		Bank of Fukuoka Ltd	134,655
1,325		Bank of Ireland (Dublin)	24,613
27,843		Bank of Ireland (London)	515,521
8,000		Bank of Kyoto Ltd	96,279
36,000		Bank of Yokohama Ltd	294,127
197,966		Barclays plc	2,312,679
2,315	*	BNP Paribas	207,451
25,175		BNP Paribas	2,335,182
114,000		BOC Hong Kong Holdings Ltd	229,180
50,389		Capitalia S.p.A.	418,311
22,000		Chiba Bank Ltd	195,220
3,675		Close Brothers Group plc	67,984
18,060		Commerzbank AG.	718,602
39,497		Commonwealth Bank of Australia	1,275,799
18,349		Credit Agricole S.A.	713,004
13,698		Danske Bank a/s	507,576
34,000		DBS Group Holdings Ltd	342,490
10,545		Depfa Bank plc	187,587
15,107		Deutsche Bank AG. (Regd)	1,723,053
16,465		Dexia	425,202
20,023		DNB NOR Holding ASA	269,247
5,742		EFG Eurobank Ergasias S.A.	220,829
2,611	*	Emporiki Bank of Greece S.A.	87,208
5,532		Erste Bank der Oesterreichischen Sparkassen AG.	325,757
35,945		Fortis	1,282,346
11,000		Gunma Bank Ltd	82,973
23,400		Hang Seng Bank Ltd	301,401
117,491		HBOS plc	1,958,462
33,000		Hokuhoku Financial Group, Inc	144,597
346,304		HSBC Holdings plc (United Kingdom)	5,796,582
21,000		Joyo Bank Ltd	147,724
171,559		Lloyds TSB Group plc	1,638,166
14,298		Mediobanca S.p.A.	306,258
261		Mitsubishi UFJ Financial Group, Inc	3,981,693
17,000		Mitsui Trust Holdings, Inc	247,962
295		Mizuho Financial Group. Inc	2,407,704

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
48,917		National Australia Bank Ltd	$1,314,986
7,969		National Bank of Greece S.A.	374,175
13,000		Nishi-Nippon City Bank Ltd	70,735
66,129		Nordea Bank AB (Sweden)	816,675
2,608		OKO Bank	42,228
75,520		Oversea-Chinese Banking Corp	312,693
4,960		Piraeus Bank S.A.	150,059
1,055		Raiffeisen International Bank Holding AG.	89,880
138	*	Resona Holdings, Inc	473,684
97,474		Royal Bank of Scotland Group plc	3,166,749
34,030		Sanpaolo IMI S.p.A.	608,249
29,000		Shinsei Bank Ltd	202,526
18,000		Shizuoka Bank Ltd	181,236
14,363		Skandinaviska Enskilda Banken AB (A Shs)	355,679
10,795		Societe Generale (A Shs)	1,621,189
182		Sumitomo Mitsui Financial Group, Inc	2,005,255
38,000		Sumitomo Trust & Banking Co Ltd	438,647
7,000		Suruga Bank Ltd	94,389
15,644		Svenska Handelsbanken AB (A Shs)	434,572
237,987		UniCredito Italiano S.p.A	1,717,919
36,000		United Overseas Bank Ltd	347,063
56,224		Westpac Banking Corp	954,956
5,000		Wing Hang Bank Ltd	41,979
		TOTAL DEPOSITORY INSTITUTIONS	59,073,967

EATING AND DRINKING PLACES - 0.30%
3,000		Autogrill S.p.A.	44,437
64,821		Compass Group plc	256,634
10,182		Enterprise Inns plc	168,135
14,353		Mitchells & Butlers plc	119,127
7,823		Punch Taverns plc	114,322
200		Saizeriya Co Ltd	2,958
2,200		Skylark Co Ltd	39,249
2,829		Sodexho Alliance S.A.	134,202
7,740		Whitbread plc	159,226
		TOTAL EATING AND DRINKING PLACES	1,038,290

EDUCATIONAL SERVICES - 0.02%
1,700		Benesse Corp	60,514
		TOTAL EDUCATIONAL SERVICES	60,514

ELECTRIC, GAS, AND SANITARY SERVICES - 5.02%
8,862		Alinta Ltd	69,383
13,284		Australian Gas Light Co Ltd	175,519
4,254		Caltex Australia Ltd	58,240
110,764		Centrica plc	540,834
17,800		Chubu Electric Power Co, Inc	445,038
56,500		CLP Holdings Ltd	329,832
6,998		Contact Energy Ltd	33,191
19,054		E.ON AG.	2,093,915
4,960		Electric Power Development Co	156,800
29,086		Endesa S.A.	937,686
131,866		Enel S.p.A.	1,113,852
51,984		Energias de Portugal S.A.	203,823
13,012		Fortum Oyj	327,841

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
5,224		Gas Natural SDG S.A.	$151,028
5,863		Gaz de France	211,718
5,400		Hokkaido Electric Power Co, Inc	115,561
106,000		Hong Kong & China Gas Ltd	256,126
41,500		Hong Kong Electric Holdings Ltd	195,204
24,697		Iberdrola S.A.	796,192
43,864		International Power plc	215,319
23,300		Kansai Electric Power Co, Inc	516,395
11,204		Kelda Group plc	153,236
12,100		Kyushu Electric Power Co, Inc	272,273
82,799		National Grid plc	822,219
219		Oest Elektrizitatswirts (A Shs)	97,263
63,000		Osaka Gas Co Ltd	228,528
454		Puma AG. Rudolf Dassler Sport	171,668
13,867		RWE AG.	1,205,222
26,143		Scottish & Southern Energy plc	513,321
57,085		Scottish Power plc	576,278
25,460		SembCorp Industries Ltd	55,069
10,493		Severn Trent plc	203,301
28,101		Snam Rete Gas S.p.A.	124,038
1,433		Sociedad General de Aguas de Barcelona S.A.	37,562
10	*	Sociedad General de Aguas de Barcelona S.A.	254
9,000	*	Sojitz Holdings Corp	53,089
2,616	v*	Suez S.A.	32
30,629		Suez S.A.(France)	1,205,376
13,100		Tohoku Electric Power Co, Inc	282,562
35,700		Tokyo Electric Power Co, Inc	888,037
68,000		Tokyo Gas Co Ltd	296,805
5,955		Union Fenosa S.A.	226,066
26,618		United Utilities plc	318,344
6,677		Vector Ltd	11,468
10,547		Veolia Environnement	584,949
2,000		Waste Management NZ Ltd	10,378
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	17,280,835

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.48%
37,970	*	Alcatel S.A.	586,774
4,700		Alps Electric Co Ltd	75,565
40,874		ARM Holdings plc	94,472
313		Bang & Olufsen a/s	36,190
299		Barco NV	25,491
26,000	*	Chartered Semiconductor Manufacturing Ltd	25,226
6,000		Dainippon Screen Manufacturing Co Ltd	63,412
8,609		Electrolux AB (Series B)	246,880
23,527		EMI Group plc	103,246
453,078		Ericsson (LM) (B Shs)	1,720,763
5,600		Fanuc Ltd	537,740
6,000		Fisher & Paykel Appliances Holdings Ltd	15,549
12,900		Fisher & Paykel Healthcare Corp	32,642
16,000		Fuji Electric Holdings Co Ltd	87,058
1,340		Germanos S.A.	28,410
800		Hirose Electric Co Ltd	112,213
2,800		Hitachi Chemical Co Ltd	80,210
97,000		Hitachi Ltd	684,812
12,900		Hoya Corp	519,324

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
3,800		Ibiden Co Ltd	$191,626
19,016	*	Infineon Technologies AG.	195,834
2,104		Intracom S.A.	15,124
40,241		Koninklijke Philips Electronics NV	1,358,177
1,128		Kudelski S.A. (Br)	32,066
5,000		Kyocera Corp	441,563
700		Mabuchi Motor Co Ltd	35,952
63,000		Matsushita Electric Industrial Co Ltd	1,396,262
9,000		Matsushita Electric Works Ltd	107,780
895		Micronas Semiconductor Holdings, Inc	28,456
9,000		Minebea Co Ltd	62,014
59,000		Mitsubishi Electric Corp	499,542
6,100		Murata Manufacturing Co Ltd	412,043
1,000		NEC Electronics Corp	40,597
5,000		NGK Spark Plug Co Ltd	116,323
3,100		Nidec Corp	253,801
5,000		Nitto Denko Corp	423,341
494		NKT Holding a/s	31,243
128,893		Nokia Oyj	2,664,136
6,300		Omron Corp	180,473
4,600		Pioneer Corp	74,152
21,000		Ricoh Co Ltd	409,357
1,300		Rinnai Corp	38,893
3,200		Rohm Co Ltd	337,656
3,000		Sanken Electric Co Ltd	51,233
48,000	*	Sanyo Electric Co Ltd	131,401
1,440		Schindler Holding AG.	76,581
6,914		Schneider Electric S.A.	745,498
29,000		Sharp Corp	512,459
30,600		Sony Corp	1,413,425
4,200		Stanley Electric Co Ltd	89,347
39,000	*	STATS ChipPAC Ltd	31,091
19,049		STMicroelectronics NV	351,776
1,400		Sumco Corp	74,989
3,000		Taiyo Yuden Co Ltd	47,546
3,618		Tandberg ASA	32,664
3,600		TDK Corp	270,633
1,734		Telent plc	15,174
35,801		Terna S.p.A.	94,014
7,693		Thomson	151,655
189	*	Unaxis Holding AG. (Regd)	53,800
2,000		Uniden Corp	32,003
2,900		Ushio, Inc	68,942
1,931		Valeo S.A.	80,643
7,000		Venture Corp Ltd	55,372
5,000		Yaskawa Electric Corp	56,318
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	18,858,952

ENGINEERING AND MANAGEMENT SERVICES - 0.19%
9,795		Amec plc	68,469
12,106		Balfour Beatty plc	78,114
19,115		Capita Group plc	152,352
8,246		Downer EDI Ltd	52,154
6,000		JGC Corp	117,722
800		Meitec Corp	26,240

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES		VALUE
500	Nichii Gakkan Co	$11,569
884	SBM Offshore NV	88,524
1,678	SembCorp Logistics Ltd	1,835
13,170	Serco Group plc	71,959
	TOTAL ENGINEERING AND MANAGEMENT SERVICES	668,938

FABRICATED METAL PRODUCTS - 0.16%
112	Geberit AG. (Regd)	106,699
7,700	JS Group Corp	165,107
3,534	Kingspan Group plc	53,886
4,000	Sanwa Shutter Corp	26,138
1,928	Ssab Svenskt Stal AB (Series A)	92,272
232	Ssab Svenskt Stal AB (Series B)	10,314
4,000	Takuma Co Ltd	32,410
4,400	Toyo Seikan Kaisha Ltd	79,617
	TOTAL FABRICATED METAL PRODUCTS	566,443

FOOD AND KINDRED PRODUCTS - 3.57%
17,000	Ajinomoto Co, Inc	181,109
400	Ariake Japan Co Ltd	11,899
11,200	Asahi Breweries Ltd	158,522
63,839	Cadbury Schweppes plc	633,387
239	Carlsberg a/s (Class A)	14,728
684	Carlsberg a/s (Class B)	44,590
2,960	Coca Cola Hellenic Bottling Co S.A.	91,844
14,355	Coca-Cola Amatil Ltd	74,005
2,000	Coca-Cola West Japan Co Ltd	47,377
25,845	CSR Ltd	82,192
1,467	Danisco a/s	118,710
88,408	Diageo plc	1,390,101
799	East Asiatic Co Ltd a/s	32,781
2,127	Ebro Puleva S.A.	38,713
5,800	Fraser and Neave Ltd	70,970
199	Givaudan S.A. (Regd)	152,579
3,745	Greencore Group plc	17,448
7,267	Groupe Danone	889,089
7,387	Heineken NV	279,981
2,000	House Foods Corp	32,749
2,782	Iaws Group plc	48,177
5,534	InBev NV	259,173
1,800	Ito En Ltd	62,853
40,845	J Sainsbury plc	235,569
8,000	Kaneka Corp	95,669
2,400	Katokichi Co Ltd	16,374
3,651	Kerry Group plc (Class A)	87,570
5,000	Kikkoman Corp	56,106
24,000	Kirin Brewery Co Ltd	325,858
8,037	Lion Nathan Ltd	46,477
5,000	Meiji Dairies Corp	29,155
7,000	Meiji Seika Kaisha Ltd	35,596
12,363	Nestle S.A. (Regd)	3,661,079
10,000	Nichirei Corp	48,394
5,000	Nippon Meat Packers, Inc	52,250
5,000	Nisshin Seifun Group, Inc	50,979
2,700	Nissin Food Products Co Ltd	83,295

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
14,000		Olam International Ltd	$14,795
3,592	v*	Parmalat Finanziaria S.p.A.	0.00
2,232		Pernod-Ricard S.A.	427,037
2,200		Q.P. Corp	22,207
5,214		Royal Numico NV	230,368
12,107		Sampo Oyj (A Shs)	254,493
10,000		Sapporo Holdings Ltd	52,208
23,182		Scottish & Newcastle plc	209,094
1,853		Singapore Food Industries Ltd	1,317
1,000	*	Snow Brand Milk Products Co Ltd	4,068
1,798		Suedzucker AG.	46,454
28,500		Swire Pacific Ltd (A Shs)	278,945
4,000		Takara Holdings, Inc	24,409
14,173		Tate & Lyle plc	140,373
2,000		Toyo Suisan Kaisha Ltd	30,460
84,175		Unilever plc	859,974
8,000		Want Want Holdings Ltd	10,080
2,900		Yakult Honsha Co Ltd	69,434
5,000		Yamazaki Baking Co Ltd	39,029
		TOTAL FOOD AND KINDRED PRODUCTS	12,272,093

FOOD STORES - 1.33%
17,269		Carrefour S.A.	917,426
493		Colruyt S.A.	73,740
2,125		Delhaize Group	152,237
1,700		FamilyMart Co Ltd	53,166
2,653		Jeronimo Martins SGPS S.A.	45,814
46,690	*	Koninklijke Ahold NV	366,697
1,500		Lawson, Inc	56,318
24,700		Seven & I Holdings Co Ltd	975,523
32,832		Sonae SPGS S.A.	53,638
240,412		Tesco plc	1,376,123
68		Valora Holding AG.	14,348
35,683		Woolworths Ltd	479,106
		TOTAL FOOD STORES	4,564,136

FURNITURE AND FIXTURES - 0.04%
22,301		MFI Furniture plc	41,487
884		Neopost S.A.	95,959
		TOTAL FURNITURE AND FIXTURES	137,446

FURNITURE AND HOMEFURNISHINGS STORES - 0.19%
54,289		DSG International plc	173,738
13,811		Harvey Norman Holdings Ltd	37,225
15,051		Kesa Electricals plc	81,453
1,100		Nitori Co Ltd	57,149
1,300		Shimachu Co Ltd	40,766
8,756	*	Waterford Wedgwood plc (Units)	498
2,300		Yamada Denki Co Ltd	264,522
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	655,351

GENERAL BUILDING CONTRACTORS - 0.90%
7,037		Barratt Developments plc	129,262
3,209		Bellway plc	68,742
3,277	*	Berkeley Group Holdings plc	67,357

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
11,075		CRH plc	$387,062
2,300		Daito Trust Construction Co Ltd	119,688
17,000		Daiwa House Industry Co Ltd	293,923
13,341		Fletcher Building Ltd	72,571
11,857		George Wimpey plc	115,070
3,388		Hellenic Technodomiki Tev S.A.	29,192
1,663		Hochtief AG.	93,943
927		Imerys S.A.	77,966
26,000		Kajima Corp	161,963
3,553		Leighton Holdings Ltd	44,969
77,511		New World Development Ltd	135,847
19,000		Obayashi Corp	154,267
8,537		Persimmon plc	196,648
14,000		Sekisui Chemical Co Ltd	118,298
17,000		Sekisui House Ltd	253,004
16,000		Shimizu Corp	116,213
26,000		Taisei Corp	124,282
17,179		Taylor Woodrow plc	120,383
2,069		Technical Olympic S.A.	12,519
1,590		Titan Cement Co S.A.	75,811
6,000		Toda Corp	26,850
3,512		YIT OYJ	95,116
		TOTAL GENERAL BUILDING CONTRACTORS	3,090,946

GENERAL MERCHANDISE STORES - 0.73%
19,600		Aeon Co Ltd	474,261
200	*	Daiei, Inc	6,407
7,000		Daimaru, Inc	102,873
4,000		Hankyu Department Stores, Inc	36,918
5,800		Isetan Co Ltd	126,087
17,000		Keio Electric Railway Co Ltd	111,950
70,852		Kingfisher plc	294,337
47,000		Kintetsu Corp	182,838
50,738		Marks & Spencer Group plc	489,763
9,500		Marui Co Ltd	187,198
13,000		Mitsukoshi Ltd	83,185
2,032		Pinault-Printemps-Redoute S.A.	245,042
7,000		Takashimaya Co Ltd	106,433
4,000		UNY Co Ltd	63,836
1,000		Warehouse Group Ltd	2,365
		TOTAL GENERAL MERCHANDISE STORES	2,513,493

HEALTH SERVICES - 0.23%
1,946	*	Capio AB	36,330
707		Coloplast a/s (B Shs)	53,141
10,174		DCA Group Ltd	26,624
1,892		Fresenius Medical Care AG.	225,755
4,987		Gambro AB	59,508
3,832		Gambro AB	45,972
5,090		Getinge AB (B Shs)	82,290
4,441		Intertek Group plc	63,358
31,000		Parkway Holdings Ltd	47,128
7,834		Sonic Healthcare Ltd	87,701
221		Straumann Holding AG.	50,225
		TOTAL HEALTH SERVICES	778,032

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.70%
6,267		Abertis Infraestructuras S.A.	$162,222
7,305		ACS Actividades Cons y Servicios S.A.	283,415
2,848	*	Autoroutes du Sud de La France	175,772
5,850		Bouygues S.A.	310,431
4,000		Chiyoda Corp	92,889
1,280		Fomento de Construcciones y Contratas S.A.	94,643
1,808		Grupo Ferrovial S.A.	145,936
22,471		Multiplex Group	49,190
11,000		Nishimatsu Construction Co Ltd	44,936
8,000		Okumura Corp	43,936
11,421		Skanska AB (B Shs)	186,840
27,000		Tokyu Corp	181,465
22,598		Transurban Group	108,605
5,169		Vinci S.A.	508,866
5,169	*	Vinci S.A.	11,072
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	2,400,218

HOLDING AND OTHER INVESTMENT OFFICES - 2.39%
16,789		3i Group plc	273,887
21,844		Amvescap plc	203,467
2,000		CapitaCommercial Trust	2,212
18,700		CapitaMall Trust	27,389
43,132		CFS Gandel Retail Trust	59,973
1,027	v*	CFS Gandel Retail Trust	1,406
18,000		Cheung Kong Infrastructure Holdings Ltd	57,179
42,252		Commonwealth Property Office Fund	41,576
2,049		Fabege AB	43,116
54,892		GPT Group	161,651
3,867		Great Portland Estates plc	32,867
2,099		Groupe Bruxelles Lambert S.A.	233,182
20,000		Hopewell Holdings	57,991
17,278		ING Industrial Fund	27,843
48,600		iShares MSCI EAFE Index Fund	3,155,112
1,200	*	Jafco Co Ltd	90,313
9		Japan Prime Realty Investment Corp	27,384
9		Japan Real Estate Investment Corp	77,803
7		Japan Retail Fund Investment Corp	54,581
16,800		JFE Holdings, Inc	676,329
35,400		Kiwi Income Property Trust	27,695
14,069		Land Securities Group plc	470,498
63,500	*	Link REIT	137,477
8,073		London Stock Exchange plc	147,872
8,287		Macquarie Communications Infrastructure Group	34,568
74,213		Macquarie Infrastructure Group	201,616
58,776		Macquarie Office Trust	57,627
8,834		Man Group plc	377,713
4,415	*	Meinl European Land Ltd	82,814
15		Nippon Building Fund, Inc	138,571
470		Nobel Biocare Holding AG.	104,387
20,000		Noble Group Ltd	15,203
6		Nomura Real Estate Office Fund, Inc	50,801
6		NTT Urban Development Corp	51,869
862	*	PSP Swiss Property AG.	42,808

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
3,049		Sacyr Vallehermoso S.A.	$103,682
23,367		SCOR	59,383
22,600	*	Softbank Corp	660,819
22,000		Suntec Real Estate Investment Trust	17,946
37,000		Wharf Holdings Ltd	135,892
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	8,224,502

HOTELS AND OTHER LODGING PLACES - 0.23%
5,879		Accor S.A.	338,435
12,000		City Developments Ltd	80,091
740		Hyatt Regency S.A.	10,048
12,889		Intercontinental Hotels Group plc	210,488
2,044		NH Hoteles S.A.	35,149
1,000		Overseas Union Enterprise Ltd	7,354
32,153		Shangri-La Asia Ltd	52,001
13,330		Sky City Entertainment Group Ltd	43,670
12,000		United Overseas Land Ltd	21,432
		TOTAL HOTELS AND OTHER LODGING PLACES	798,668

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.01%
60,641		ABB Ltd	763,320
2,702		Alfa Laval AB	72,632
10,000		Amada Co Ltd	108,823
2,500		Amano Corp	43,436
231		Andritz AG.	33,598
6,500		ASM Pacific Technology Ltd	38,783
14,518	*	ASML Holding NV	296,037
10,192		Atlas Copco AB (A Shares)	286,391
6,036		Atlas Copco AB (B Shares)	157,605
24,600		Canon, Inc	1,624,155
6,100		Casio Computer Co Ltd	108,310
11,800		Citizen Watch Co Ltd	111,109
7,200		Daikin Industries Ltd	251,411
7,000		Ebara Corp	43,902
300		Fuji Machine Manufacturing Co Ltd	5,517
14,700		Fuji Photo Film Co Ltd	489,626
2,000		Glory Ltd	43,224
1,596		Heidelberger Druckmaschinen	70,303
600		Hikari Tsushin, Inc	41,648
2,700		Hitachi Construction Machinery Co Ltd	70,938
9,569		IMI plc	93,944
36,000		Ishikawajima-Harima Heavy Industries Co Ltd	113,806
700		Itochu Techno-Science Corp	27,528
27,000		Komatsu Ltd	513,730
2,000		Komori Corp	46,529
14,000		Konica Minolta Holdings, Inc	178,218
32,000		Kubota Corp	344,436
3,300		Kurita Water Industries Ltd	70,481
2,465	*	Logitech International S.A. (Regd)	98,272
3,000		Makita Corp	92,296
12,492		Meggitt plc	75,405
3,127		Metso Oyj	120,525
92,000		Mitsubishi Heavy Industries Ltd	436,647
22,000		Mitsui Engineering & Shipbuilding Co Ltd	71,226
2,500		Mitsumi Electric Co Ltd	32,609

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
400		Mori Seiki Co Ltd	$8,407
6,000		Nippon Electric Glass Co Ltd	148,996
11,000		NTN Corp	86,982
13,000		Oki Electric Industry Co Ltd	41,427
2,559,050		Rolls-Royce Group plc	4,528
4,976		Safran S.A.	125,974
6,057		Sandvik AB	357,885
2,838		Scania AB	123,079
3,000		Seiko Epson Corp	82,634
199		SIG Holding AG.	42,332
12,068		SKF AB	196,651
1,700		SMC Corp	264,243
106		Sulzer AG. (Regd)	72,148
17,000		Sumitomo Heavy Industries Ltd	162,954
2,519		Technip S.A.	170,251
29,000		Techtronic Industries Co	52,134
2,800		THK Co Ltd	89,703
4,800		Tokyo Electron Ltd	330,333
4,592		Tomra Systems ASA	36,734
89,000		Toshiba Corp	515,942
5,000		Toyota Tsusho Corp	135,181
4,800	*	Vestas Wind Systems a/s	119,483
1,674		Wartsila Oyj (B Shs)	61,989
413		Wincor Nixdorf AG.	51,978
5,900		Yokogawa Electric Corp	104,759
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	10,363,147

INSTRUMENTS AND RELATED PRODUCTS - 0.72%
2,300		Advantest Corp	273,489
3,000		Anritsu Corp	18,815
2,005		Cochlear Ltd	75,972
2,293		Elekta AB	37,806
9,092		Finmeccanica S.p.A.	206,212
161,974	*	Invensys plc	64,619
990		Keyence Corp	256,751
4,063		Luxottica Group S.p.A.	111,711
8,000		Nikon Corp	143,063
233		Nobel Biocare Holding AG. (Stockholm)	51,600
1,869		OCE NV	33,859
6,000		Olympus Corp	175,947
106,000		PCCW Ltd	68,983
1,204		Phonak Holding AG.	68,360
4,010	*	Qiagen NV	59,203
28,127		Smith & Nephew plc	249,305
865		Swatch Group AG. (Br)	144,889
2,290		Swatch Group AG. (Regd)	79,555
1,373		Synthes, Inc	150,238
5,000		Terumo Corp	163,997
638	*	William Demant Holding	42,212
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,476,586

INSURANCE AGENTS, BROKERS AND SERVICE - 0.08%
1,635		MLP AG.	39,908
16,704		Suncorp-Metway Ltd	231,546
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	271,454

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
INSURANCE CARRIERS - 5.86%
44,056		Aegon NV	$814,110
12,590		Alleanza Assicurazioni S.p.A	149,463
11,802		Allianz AG. (Regd)	1,967,800
56,106		AMP Ltd	347,255
29,284		Assicurazioni Generali S.p.A.	1,101,414
73,235		Aviva plc	1,015,604
25,774		AXA Asia Pacific Holdings Ltd	106,593
45,896		AXA S.A.	1,608,468
10,600		Challenger Financial Services Group Ltd	26,454
968		CNP Assurances	97,463
3,892		Corp Mapfre S.A.	79,173
37,191		Credit Suisse Group	2,081,740
57,832		Friends Provident plc	209,152
57,422		ING Groep NV	2,265,349
48,006		Insurance Australia Group Ltd	187,242
8,154		Irish Life & Permanent plc	195,378
5,591		KBC Groep NV	599,463
7,564		Mediolanum S.p.A.	59,910
46		Millea Holdings, Inc	908,382
36,000		Mitsui Sumitomo Insurance Co Ltd	488,482
5,969		Muenchener Rueckver AG. (Regd)	845,136
167,046		Old Mutual plc	583,122
74,162		Prudential plc	858,657
23,753		QBE Insurance Group Ltd	370,583
5,848		Resolution plc	68,013
89,465		Royal & Sun Alliance Insurance Group plc	213,763
26,000		Sompo Japan Insurance, Inc	376,151
6,426		Storebrand ASA	71,723
9,868		Swiss Reinsurance Co (Regd)	687,894
7,150		T&D Holdings, Inc	557,505
654	*	Topdanmark a/s	81,875
782		TrygVesta AS	45,716
907		Wiener Staedtische Allgemeine Versicherung AG.	55,978
4,409		Zurich Financial Services AG.	1,033,214
		TOTAL INSURANCE CARRIERS	20,158,225

LEATHER AND LEATHER PRODUCTS - 0.36%
1,513		Adidas-Salomon AG.	298,794
633		Hermes International	159,793
7,490		LVMH Moet Hennessy Louis Vuitton S.A.	733,279
11,000		Yue Yuen Industrial Holdings	32,391
		TOTAL LEATHER AND LEATHER PRODUCTS	1,224,257

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.12%
8,967		Brisa-Auto Estradas de Portugal S.A.	88,113
49,000		ComfortDelgro Corp Ltd	50,873
13,000		Keihin Electric Express Railway Co Ltd	106,323
6,000		Keisei Electric Railway Co Ltd	41,292
8,000		SMRT Corp Ltd	5,537
24,000		Tobu Railway Co Ltd	125,909
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	418,047

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
LUMBER AND WOOD PRODUCTS - 0.01%
332	*	Tenon Ltd	$688
3,374	*	Sonae Industria SGPS S.A.	31,439
		TOTAL LUMBER AND WOOD PRODUCTS	32,127

METAL MINING - 0.77%
33,610		Alumina Ltd	177,585
8,081		Iluka Resources Ltd	45,175
9,603		Newcrest Mining Ltd	160,093
8,734		Rio Tinto Ltd	491,060
32,740		Rio Tinto plc	1,659,381
717		Umicore	99,176
		TOTAL METAL MINING	2,632,470

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.76%
1,300		Aderans Co Ltd	38,122
2,890		Amer Sports Oyj	58,895
43,442		Anglo American plc	1,671,316
4,238		Bulgari S.p.A.	50,927
6,200		Namco Bandai Holdings, Inc	84,705
3,000		Nintendo Co Ltd	447,496
2,700		Sankyo Co Ltd	185,355
4,900		Yamaha Corp	86,380
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,623,196

MISCELLANEOUS RETAIL - 0.90%
1,000		Circle K Sunkus Co Ltd	24,155
35,568		Coles Myer Ltd	271,371
15,099		Compagnie Financiere Richemont AG. (Units) (A Shs)	722,109
2,288		DCC plc	53,161
797		Douglas Holding AG.	37,480
27		Exmar NV	3,329
1,116		Folli-Follie S.A. (Regd)	31,899
26,790		GUS plc	490,244
450		Hellenic Duty Free Shops S.A.	8,746
11,492		HMV Group plc	34,036
66,000		Hutchison Whampoa Ltd	605,153
30		Index Corp	63,056
1,658	*	KarstadtQuelle AG.	38,945
900		Matsumotokiyoshi Co Ltd	25,706
7,468		Next plc	213,735
22,100		Nippon Mining Holdings, Inc	185,993
23,430		Origin Energy Ltd	122,294
13,116		Pacific Brands Ltd	22,352
600		Ryohin Keikaku Co Ltd	50,191
52,706		Signet Group plc	100,106
		TOTAL MISCELLANEOUS RETAIL	3,104,061

MOTION PICTURES - 0.03%
1,762	*	Premiere AG.	31,238
3,700		Toho Co Ltd	71,184
		TOTAL MOTION PICTURES	102,422

NONDEPOSITORY INSTITUTIONS - 0.53%
2,160		Acom Co Ltd	126,499
2,400		Aeon Credit Service Co Ltd	72,413

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
1,900		Aiful Corp	$125,443
1,916	*	Australian Wealth Management Ltd	2,937
9,363		Cattles plc	59,806
4,900		Credit Saison Co Ltd	270,353
1,133		D Carnegie AB	23,841
1,709		Deutsche Postbank AG.	123,841
1,300		Hitachi Capital Corp	25,947
4,046		Hypo Real Estate Holding AG.	276,982
14,353		ICAP plc	111,410
1,092		Perpetual Trustees Australia Ltd	52,948
2,600		Promise Co Ltd	156,895
7,757		Provident Financial plc	95,059
200		SFCG Co Ltd	45,139
3,345		SFE Corp Ltd	38,902
3,380		Takefuji Corp	212,271
		TOTAL NONDEPOSITORY INSTITUTIONS	1,820,686

NONMETALLIC MINERALS, EXCEPT FUELS - 0.18%
45,000		Itochu Corp	385,584
1,950		Solvay S.A.	224,888
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	610,472

OIL AND GAS EXTRACTION - 2.03%
108,289		BG Group plc	1,351,457
18	v*	Inpex Holdings, Inc	152,098
4,507	*	Lundin Petroleum AB	52,046
3,796		Neste Oil Oyj	130,324
1,562	*	Petroleum Geo-Services ASA	72,711
613		ProSafe ASA	31,991
16,938		Santos Ltd	137,444
3,000		Singapore Petroleum Co Ltd	9,641
1,821		Smedvig ASA	56,743
5,290	*	Stolt Offshore S.A.	83,023
16,911		Total S.A.	4,455,196
13,920		Woodside Petroleum Ltd	451,419
		TOTAL OIL AND GAS EXTRACTION	6,984,093

PAPER AND ALLIED PRODUCTS - 0.56%
25,519		Amcor Ltd	134,653
1,426		Billerud AB	22,871
10,204		Bunzl plc	120,887
1,490		Holmen AB (B Shs)	62,898
2,000		Kokuyo Co Ltd	30,104
116		Mayr-Melnhof Karton AG.	20,706
1,000	*	Mitsubishi Paper Mills Ltd	2,178
31		Nippon Paper Group, Inc	133,732
4,490		Norske Skogindustrier ASA	75,941
25,000		OJI Paper Co Ltd	153,403
11,716		PaperlinX Ltd	31,495
16,758		Rexam plc	162,052
400		Sanrio Co Ltd	6,573
18,139		Stora Enso Oyj (R Shs)	278,777
5,999		Svenska Cellulosa AB (B Shs)	263,246
1,100		Uni-Charm Corp	53,886
15,751		UPM-Kymmene Oyj	371,691
		TOTAL PAPER AND ALLIED PRODUCTS	1,925,093

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
PERSONAL SERVICES - 0.02%
6,491		Davis Service Group plc	$56,098
		TOTAL PERSONAL SERVICES	56,098

PETROLEUM AND COAL PRODUCTS - 5.25%
204,586		BP plc	2,345,657
71,914		BP plc (Spon ADR)	4,957,751
79,707		ENI S.p.A.	2,264,820
22,555		Futuris Corp Ltd	36,347
2,805		Hellenic Petroleum S.A.	39,987
5,008		OMV AG.	334,536
15,080		Premier Farnell plc	55,714
27,903		Repsol YPF S.A.	791,494
120,970		Royal Dutch Shell plc (A Shares)	3,772,719
84,546		Royal Dutch Shell plc (B Shares)	2,745,276
4,700		Showa Shell Sekiyu KK	53,218
19,906		Statoil ASA	573,262
9,000		TonenGeneral Sekiyu KK	91,381
		TOTAL PETROLEUM AND COAL PRODUCTS	18,062,162

PRIMARY METAL INDUSTRIES - 2.04%
5,383		Acerinox S.A.	88,007
150		Aluminum of Greece S.A.I.C.	3,474
15,663		Arcelor	616,592
416		Bekaert S.A.	42,791
75,569		BHP Billiton plc	1,378,288
21,869		BlueScope Steel Ltd	111,963
293		Boehler-Uddeholm AG.	60,278
136,012		Corus Group plc	207,609
403		Cumerio	10,524
10,000		Daido Steel Co Ltd	101,280
8,000		Dowa Mining Co Ltd	95,262
9,000		Fujikura Ltd	101,678
21,000		Furukawa Electric Co Ltd	173,710
9,000		Hitachi Cable Ltd	50,953
672		Hoganas AB (B Shares)	16,296
6,562		Johnson Matthey plc	158,894
81,000		Kobe Steel Ltd	306,865
29,000		Mitsubishi Materials Corp	154,598
16,000		Mitsui Mining & Smelting Co Ltd	111,738
11,000		Nippon Light Metal Co Ltd	30,299
185,000	*	Nippon Steel Corp	714,976
24,000		Nisshin Steel Co Ltd	82,990
4,247		Norsk Hydro ASA	587,592
14,685		OneSteel Ltd	43,141
3,252		Outokumpu Oyj	65,603
78,540		Pirelli & C S.p.A.	74,801
21,700		Sumitomo Electric Industries Ltd	342,999
123,000		Sumitomo Metal Industries Ltd	526,443
17,000		Sumitomo Metal Mining Co Ltd	236,579
11,028		ThyssenKrupp AG.	318,024
3,000		Tokyo Steel Manufacturing Co Ltd	60,768
5,647		Viohalco S.A.	56,857

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
554		Voestalpine AG.	$77,407
		TOTAL PRIMARY METAL INDUSTRIES	7,009,279

PRINTING AND PUBLISHING - 0.97%
7,809		APN News & Media Ltd	26,338
5,391		Arnoldo Mondadori Editore S.p.A.	52,811
21,000		Dai Nippon Printing Co Ltd	379,100
8,419		Daily Mail & General Trust	101,346
4,938		De La Rue plc	47,794
7,443		Emap plc	113,739
4,675		Eniro AB	53,986
15,989		Independent News & Media plc	51,662
25,373		John Fairfax Holdings Ltd	72,550
3,772		PagesJaunes Groupe S.A.	105,809
24,095		Pearson plc	333,516
21,228		Reed Elsevier NV	303,902
38,311		Reed Elsevier plc	366,817
2,026		Schibsted ASA	55,722
8,000		SCMP Group Ltd	2,861
46,000		Singapore Press Holdings Ltd	127,924
6,462		Telefonica Publicidad e Informacion S.A.	71,944
16,000		Toppan Printing Co Ltd	221,307
8,104		Trinity Mirror plc	80,124
8,377		United Business Media plc	105,418
7,403		VNU NV	240,363
8,779		Wolters Kluwer NV	218,640
21,035		Yell Group plc	198,668
		TOTAL PRINTING AND PUBLISHING	3,332,341

RAILROAD TRANSPORTATION - 0.48%
49		Central Japan Railway Co	481,736
104		East Japan Railway Co	768,608
11,007		Firstgroup plc	81,094
17,000		Odakyu Electric Railway Co Ltd	105,034
51		West Japan Railway Co	214,823
		TOTAL RAILROAD TRANSPORTATION	1,651,295

REAL ESTATE - 2.20%
3,000		Allgreen Properties Ltd	2,892
23,275		Ascendas Real Estate Investment Trust	31,213
3,978		Babcock & Brown Ltd	52,476
3,582		Bovis Homes Group plc	55,732
15,508		British Land Co plc	333,822
6,882		Brixton plc	58,731
38,000		CapitaLand Ltd	113,661
922		Castellum AB	38,980
23,621		Centro Properties Group (New)	108,974
46,000		Cheung Kong Holdings Ltd	487,574
400	*	City Developments Ltd Wts	2,052
136		Cofinimmo	22,630
1,110		Corio NV	71,529
74,202		DB RREEF Trust	77,777
222		Gecina S.A.	29,418
8,140		Hammerson plc	175,079
52,000		Hang Lung Properties Ltd	98,842

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
20,000		Henderson Land Development Co Ltd	$110,827
24,179		Hysan Development Co Ltd	68,862
14,629	*	IMMOFINANZ Immobilien Anlagen AG.	151,540
726		Inmobiliaria Colonial S.A.	50,957
1,738		IVG Immobilien AG.	52,181
8,000		Keppel Land Ltd	24,423
14,000		Kerry Properties Ltd	51,238
633		Klepierre	78,824
1,071		Kungsleden AB	40,676
10,702		Lend Lease Corp Ltd	105,614
3,500		Leopalace21 Corp	131,113
6,848		Liberty International plc	139,806
36,003		Macquarie Goodman Group	127,846
1,638		Metrovacesa S.A.	138,954
24,473		Mirvac Group	74,165
33,000		Mitsubishi Estate Co Ltd	780,320
24,000		Mitsui Fudosan Co Ltd	550,216
2,570		ORIX Corp	798,292
1,226		Rodamco Europe NV	122,920
1,000		Singapore Land Ltd	4,295
38,707		Sino Land Co	55,617
12,084		Slough Estates plc	139,805
1,169	*	Stockland	5,518
38,637		Stockland Trust Group	185,137
12,000		Sumitomo Realty & Development Co Ltd	331,554
40,000		Sun Hung Kai Properties Ltd	406,193
8,000		Tokyo Tatemono Co Ltd	87,058
11,000		Tokyu Land Corp	98,076
1,367		Unibail	246,487
575		Wereldhave NV	64,574
45,804		Westfield Group	558,495
275		Wihlborgs Fastigheter AB	8,363
15,500		Wing Tai Holdings Ltd	18,200
		TOTAL REAL ESTATE	7,569,528

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.40%
3,710		Ansell Ltd	30,687
21,000		Bridgestone Corp	436,944
3,924		Continental AG.	431,413
12,000		Denki Kagaku Kogyo KK	53,496
4,380		Michelin (C.G.D.E.) (B Shs)	274,829
2,965		Nokian Renkaat Oyj	52,207
6,000		Sumitomo Bakelite Co Ltd	54,208
1,652		Uponor Oyj	43,142
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,376,926

SECURITY AND COMMODITY BROKERS - 2.36%
2,860		Australian Stock Exchange Ltd	66,686
11,829		Computershare Ltd	62,079
38,000		Daiwa Securities Group, Inc	508,535
3,006		Deutsche Boerse AG.	432,888
33		E*Trade Securities Co Ltd	75,795
2,548		Euronext NV	209,830
1,120		Hellenic Exchanges S.A.	17,620
34,000		Hong Kong Exchanges and Clearing Ltd	205,056

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
44,765		Investa Property Group	$68,947
196,415		Legal & General Group plc	483,782
6,919		Macquarie Bank Ltd	319,105
2,900	*	Matsui Securities Co Ltd	40,112
8,000	*	Mitsubishi Securities Co	128,146
25,500		Nikko Cordial Corp	421,434
54,200		Nomura Holdings, Inc	1,205,823
1,997		OMX AB	38,179
229		SBI Holdings, Inc	129,260
3,555		Schroders plc	73,318
13,000		Shinko Securities Co Ltd	71,947
24,000		Singapore Exchange Ltd	59,327
7,822	*	Tower Ltd	12,478
31,691		UBS AG. (Regd)	3,472,588
		TOTAL SECURITY AND COMMODITY BROKERS	8,102,935

SPECIAL TRADE CONTRACTORS - 0.07%
5,000		COMSYS Holdings Corp	71,235
2,544		KCI Konecranes Oyj	43,716
4,000		Kinden Corp	36,173
2,155		Kone Oyj	88,589
		TOTAL SPECIAL TRADE CONTRACTORS	239,713

STONE, CLAY, AND GLASS PRODUCTS - 1.16%
30,000		Asahi Glass Co Ltd	447,241
6,000		Central Glass Co Ltd	34,681
5,139		Cimpor Cimentos de Portugal S.A.	34,266
9,518		Compagnie de Saint-Gobain	664,025
4,945		Cookson Group plc	44,345
5,256		CRH plc (Ireland)	183,184
1,310	*	Epcos AG.	17,343
656		FLSmidth & Co a/s (B Shs)	26,276
21,767		Hanson plc	284,680
5,544		Holcim Ltd (Regd)	440,347
1,936		Italcementi S.p.A.	46,318
13,009		James Hardie Industries NV	87,937
5,380		Lafarge S.A. (Br)	608,742
7,000		NGK Insulators Ltd	102,576
12,000		Nippon Sheet Glass Co Ltd	66,718
30,240		Pilkington plc	84,974
519	*	RHI AG.	16,845
28,171		Rinker Group Ltd	398,734
15,000		Sumitomo Osaka Cement Co Ltd	54,539
24,000		Taiheiyo Cement Corp	115,739
9,000		Toto Ltd	83,371
25,000		UBE Industries Ltd	73,523
1,783		Wienerberger AG.	89,544
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	4,005,948

TEXTILE MILL PRODUCTS - 0.00%**
8,000		Texwinca Holdings Ltd	6,134
		TOTAL TEXTILE MILL PRODUCTS	6,134

TOBACCO PRODUCTS - 0.81%
8,107		Altadis S.A.	362,995

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
48,283		British American Tobacco plc	$1,167,466
21,769		Imperial Tobacco Group plc	644,554
140		Japan Tobacco, Inc	491,228
9,650		Swedish Match AB	131,866
		TOTAL TOBACCO PRODUCTS	2,798,109

TRANSPORTATION BY AIR - 0.57%
3,380		Air France-KLM	79,475
20,000		All Nippon Airways Co Ltd	72,718
23,736		Auckland International Airport Ltd	29,595
32,413		BAA plc	466,080
13,879		BBA Group plc	67,587
16,864	*	British Airways plc	103,331
31,000		Cathay Pacific Airways Ltd	54,331
6,952		Deutsche Lufthansa AG. (Regd)	124,259
233		Flughafen Wien AG.	18,223
13,006		Iberia Lineas Aereas de Espana	35,885
17,000		Japan Airlines Corp	44,377
1	v*	KLM (Royal Dutch Airlines) NV	13
18,342		Macquarie Airports	44,075
25,867		Qantas Airways Ltd	65,293
877	*	Ryanair Holdings plc (Spon ADR)	47,972
27,440		SABMiller plc	540,692
1,899	*	SAS AB	26,559
17,000		Singapore Airlines Ltd	147,082
		TOTAL TRANSPORTATION BY AIR	1,967,547

TRANSPORTATION EQUIPMENT - 5.38%
3,359	*	Alstom RGPT	281,291
98,252		BAE Systems plc	717,055
33,455		Cobham plc	109,095
26,846		DaimlerChrysler AG. (Regd)	1,539,916
1,054		DaimlerChrysler AG. (U.S.)	60,510
16,000		Denso Corp	630,562
131		D'ieteren S.A.	39,141
7,479		European Aeronautic Defence and Space Co	314,693
16,238	*	Fiat S.p.A.	204,364
21,484		GKN plc	123,906
7,000		Hino Motors Ltd	43,902
25,600		Honda Motor Co Ltd	1,581,693
35,500		Johnson Electric Holdings Ltd	33,168
5,200		JTEKT Corp	103,568
37,000		Kawasaki Heavy Industries Ltd	129,511
17,000		Keppel Corp Ltd	144,980
3,691		Lagardere S.C.A.	287,876
4,295		MAN AG.	297,666
6,000		NHK Spring Co Ltd	75,769
69,500		Nissan Motor Co Ltd	823,468
13,000		NSK Ltd	112,603
4,577		Peugeot S.A.	288,020
239		Porsche AG.	228,488
5,675		Renault S.A.	602,632
116		Rieter Holding AG.	46,157
47,566		Rolls-Royce Group plc	377,876
4,000		Sanden Corp	17,561

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
11,000		SembCorp Marine Ltd	$19,374
2,100		Shimano, Inc	63,005
24,520		Siemens AG.	2,285,998
36,000		Singapore Technologies Engineering Ltd	68,968
17,060		Smiths Group plc	290,884
2,163		Thales S.A.	96,038
22,341		Tomkins plc	130,302
1,900		Toyoda Gosei Co Ltd	41,546
6,000		Toyota Industries Corp	244,597
88,900		Toyota Motor Corp	4,844,707
2,004		Trelleborg AB (B Shs)	46,669
7,625		Volkswagen AG.	574,959
9,313		Volvo AB (B Shs)	435,555
5,300		Yamaha Motor Co Ltd	130,714
		TOTAL TRANSPORTATION EQUIPMENT	18,488,787

TRANSPORTATION SERVICES - 0.20%
408		Aker ASA	18,868
6,776		Arriva plc	72,342
569		Attica Holdings S.A.	3,099
600	*	Hopewell Highway Infrastructure Ltd	119
78	*	Kuoni Reisen Holding (Regd)	40,347
40,429		MTR Corp	91,175
4,446		National Express Group plc	72,877
19,406		Patrick Corp Ltd	111,530
240		Ship Finance International Ltd	4,118
25,333		Stagecoach Group plc	50,533
1,022		Stolt-Nielsen S.A.	31,612
6,791		Toll Holdings Ltd	63,434
6,757		TUI AG.	132,467
		TOTAL TRANSPORTATION SERVICES	692,521

TRUCKING AND WAREHOUSING - 0.47%
1,160		Cargotec Corp	47,448
21,464		Deutsche Post AG. (Regd)	537,416
592		DSV a/s	78,721
8,000		Kamigumi Co Ltd	63,599
3,000		Mitsubishi Logistics Corp	47,852
23,000		Nippon Express Co Ltd	130,214
4,000		Seino Holdings Corp	41,631
12,425		TNT NV	429,582
11,000		Yamato Transport Co Ltd	224,680
		TOTAL TRUCKING AND WAREHOUSING	1,601,143

WATER TRANSPORTATION - 0.41%
37		AP Moller - Maersk a/s	317,406
8,478		Associated British Ports Holdings plc	106,394
5,132		Carnival plc	251,919
310		Compagnie Maritime Belge S.A.	9,270
38,000		Cosco Corp Singapore Ltd	28,885
255		D/S Torm a/s	11,868
377		Euronav NV	10,201
1,469		Frontline Ltd	48,908
15,000		Kawasaki Kisen Kaisha Ltd	88,355
321		Kuehne & Nagel International AG.	103,778

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
31,000		Mitsui OSK Lines Ltd	$209,136
13,000		Neptune Orient Lines Ltd	17,514
30,000		Nippon Yusen Kabushiki Kaisha	182,812
8,300		Orient Overseas International Ltd	28,077
73		Ship Finance International Ltd	1,235
		TOTAL WATER TRANSPORTATION	1,415,758

WHOLESALE TRADE-DURABLE GOODS - 0.97%
2,786		AGFA-Gevaert NV	53,000
392	*	Aixtron AG.	1,713
8,513		Aristocrat Leisure Ltd	83,647
8,528		Assa Abloy AB (B Shs)	158,114
800		Autobacs Seven Co Ltd	39,800
16,553		Boral Ltd	105,284
21,020		Brambles Industries plc	157,053
3,152		Buhrmann NV	55,690
3,000		Canon Sales Co, Inc	64,455
2,879		Cie Generale d'Optique Essilor International S.A.	256,424
1,500		Creative Technology Ltd	10,938
2,000		Datacraft Asia Ltd	2,260
12,289		Electrocomponents plc	59,685
13,873		FKI plc	30,320
15,565	*	Hagemeyer NV	78,546
1,000		Hitachi Software Engineering Co Ltd	18,476
47,000		Mitsui & Co Ltd	677,973
14		NET One Systems Co Ltd	28,714
1,990		Orion Oyj	47,899
2,528		Rautaruukki Oyj	93,246
32,000		Sumitomo Corp	454,547
2,314	*	Tandberg Television ASA	48,481
11,304		Wesfarmers Ltd	281,144
18,042		Wolseley plc	442,508
1,070		Zodiac S.A.	69,340
		TOTAL WHOLESALE TRADE-DURABLE GOODS	3,319,257

WHOLESALE TRADE-NONDURABLE GOODS - 1.31%
7,578		Alliance Unichem plc	117,774
793		Axfood AB	19,688
5,364		Billabong International Ltd	58,137
7,678		C&C Group plc	52,033
1,083		Casino Guichard Perrachon S.A.	75,621
1,066		Celesio AG.	100,738
28,000		Esprit Holdings Ltd	217,942
1,860		Filtrona plc	10,534
60,584		Foster's Group Ltd	229,389
7,433		Fyffes plc	19,969
2,230		Inchcape plc	100,840
1,772		Kesko Oyj (B Shares)	55,218
53,000		Li & Fung Ltd	119,526
39,000		Marubeni Corp	203,610
4,454		Metro AG.	228,051
41,400		Mitsubishi Corp	940,351
36,000		Nippon Oil Corp	281,617
1,728		Oriflame Cosmetics S.A. (SDR)	57,536
5,624		Orkla ASA	278,507

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Intenational Equity Index Fund

SHARES			VALUE
1,136		Societe BIC S.A.	$76,160
1,700		Suzuken Co Ltd	53,166
17,505		Unilever NV (Cert)	1,213,816
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,510,223

		TOTAL COMMON STOCKS
		(Cost $262,603,638)	342,067,825
		TOTAL PORTFOLIO- 99.46%
		(Cost $262,603,638)	342,067,825
		OTHER ASSETS & LIABILITIES, NET - 0.54%	1,849,745

		NET ASSETS - 100.00%	$343,917,570

	*	Non-income producing
	**	Percentage represents less than 0.01%
	v	Security valued at fair value.

		ABBREVIATION:
		Spon ADR - Sponsored American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

SHARES			VALUE
COMMON STOCKS - 99.50%

AMUSEMENT AND RECREATION SERVICES - 0.02%
500		International Speedway Corp (Class A)	$25,450
1,600	*	Leapfrog Enterprises, Inc	16,992
		TOTAL AMUSEMENT AND RECREATION SERVICES	42,442

APPAREL AND ACCESSORY STORES - 0.75%
1,800		American Eagle Outfitters, Inc	53,748
700	*	AnnTaylor Stores Corp	25,753
500		Burlington Coat Factory Warehouse Corp	22,725
2,200	*	Chico's FAS, Inc	89,408
3,700		Foot Locker, Inc	88,356
15,800		Gap, Inc	295,144
6,643	*	Kohl's Corp	352,145
10,436		Limited Brands, Inc	255,265
4,600		Nordstrom, Inc	180,228
2,400		Ross Stores, Inc	70,056
1,050		Stage Stores, Inc	31,238
861	*	Wilsons The Leather Experts, Inc	3,358
		TOTAL APPAREL AND ACCESSORY STORES	1,467,424

APPAREL AND OTHER TEXTILE PRODUCTS - 0.12%
400		Bebe Stores, Inc	7,368
100	*	Columbia Sportswear Co	5,333
1,100	*	Hartmarx Corp	9,801
1,500		Kellwood Co	47,085
2,076		Liz Claiborne, Inc	85,074
100		Phillips-Van Heusen Corp	3,821
800		Polo Ralph Lauren Corp	48,488
1,500		Russell Corp	20,700
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	227,670

AUTO REPAIR, SERVICES AND PARKING - 0.02%
400		Bandag, Inc	16,748
160		Central Parking Corp	2,560
161	*	Midas, Inc	3,521
200		Ryder System, Inc	8,956
		TOTAL AUTO REPAIR, SERVICES AND PARKING	31,785

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.04%
500	*	Autozone, Inc	49,845
1,102	*	Carmax, Inc	36,013
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	85,858

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.33%
900		Fastenal Co	42,606
39,200		Home Depot, Inc	1,658,160
14,000		Lowe's Cos, Inc	902,160
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,602,926

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
BUSINESS SERVICES - 6.54%
1,300	*	Activision, Inc	$17,927
9,330	*	Adobe Systems, Inc	325,804
800	*	Akamai Technologies, Inc	26,312
1,200	*	Applera Corp (Celera Genomics Group)	14,028
546	*	Arbinet-thexchange, Inc	4,019
3,095	*	Ariba, Inc	30,269
200	*	Aspen Technology, Inc	2,530
3,781	*	Autobytel, Inc	18,224
3,102	*	Autodesk, Inc	119,489
18,700		Automatic Data Processing, Inc	854,216
3,900	*	BEA Systems, Inc	51,207
2,300	*	BearingPoint, Inc	19,527
1,000	*	BMC Software, Inc	21,660
1,600	*	Cadence Design Systems, Inc	29,584
400	*	Cerner Corp	18,980
1,000	*	Checkfree Corp	50,500
559	*	Ciber, Inc	3,566
1,114	*	Citrix Systems, Inc	42,221
1,115	*	Click Commerce, Inc	26,693
10,562	*	CMGI, Inc	15,632
1,100	*	CNET Networks, Inc	15,631
2,034	*	Cognizant Technology Solutions Corp	121,003
2,385	*	Compuware Corp	18,675
1,500	*	Convergys Corp	27,315
200	*	CSG Systems International, Inc	4,652
900		Deluxe Corp	23,553
700	*	DST Systems, Inc	40,558
100	*	Earthlink, Inc	955
19,200	*	eBay, Inc	749,952
500	*	eFunds Corp	12,920
5,014	*	Electronic Arts, Inc	274,366
11,512		Electronic Data Systems Corp	308,867
300	*	Equinix, Inc	19,266
600	*	F5 Networks, Inc	43,494
300		Fair Isaac Corp	11,886
400	*	First Advantage Corp	9,672
4,685	*	Fiserv, Inc	199,347
615	*	Getty Images, Inc	46,051
400		Global Payments, Inc	21,204
2,712	*	Google, Inc (Class A)	1,057,680
100		Harte-Hanks, Inc	2,735
1,385	*	iGate Corp	8,172
2,093	*	Incyte Corp	12,600
500	*	Internet Security Systems, Inc	11,990
380	*	Intrado, Inc	9,872
2,100	*	Intuit, Inc	111,699
1,900	*	Ipass, Inc	15,219
1,849	*	Iron Mountain, Inc	75,328
2,663	*	iVillage, Inc	22,396
700		Jack Henry & Associates, Inc	16,009
258	*	Jupitermedia Corp	4,639
900	*	Kinetic Concepts, Inc	37,053
1,300	*	Lamar Advertising Co	68,406
1,662	*	Lionbridge Technologies	13,146
1,100		Manpower, Inc	62,898
1,100	*	Marchex, Inc	23,650
1,955	*	Matrixone, Inc	13,998

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
148,943		Microsoft Corp	$4,052,739
1,615	*	Monster Worldwide, Inc	80,524
5,600		Moody's Corp	400,176
900	*	MPS Group, Inc	13,770
1,400	*	NAVTEQ Corp	70,910
1,400	*	NCO Group, Inc	33,250
2,100	*	NCR Corp	87,759
1,078	*	NIC, Inc	6,608
3,000	*	Novell, Inc	23,040
172	*	Nuance Communications, Inc	2,031
5,700		Omnicom Group, Inc	474,525
72,758	*	Oracle Corp	996,057
1,114	*	Packeteer, Inc	12,922
700	*	Perot Systems Corp (Class A)	10,892
1,200	*	Red Hat, Inc	33,576
2,793		Robert Half International, Inc	107,838
2,305		Sabre Holdings Corp	54,237
900	*	Salesforce.com, Inc	32,697
600	*	Sourcecorp	14,466
1,308	*	Spherion Corp	13,603
3,800		Startek, Inc	89,528
55,600	*	Sun Microsystems, Inc	285,228
1,200	*	SYKES Enterprises, Inc	17,016
17,306	*	Symantec Corp	291,260
600	*	Synopsys, Inc	13,410
500	*	TeleTech Holdings, Inc	5,555
350	*	Terremark Worldwide, Inc	2,975
1,800		Total System Services, Inc	35,856
400	*	Travelzoo, Inc	7,832
397	*	Trizetto Group, Inc	6,983
7,400	*	Unisys Corp	50,986
1,695		United Online, Inc	21,798
600	*	United Rentals, Inc	20,700
700	*	Universal Compression Holdings, Inc	35,469
4,800	*	VeriSign, Inc	115,152
600	*	WebEx Communications, Inc	20,202
100	*	West Corp	4,466
		TOTAL BUSINESS SERVICES	12,755,281

CHEMICALS AND ALLIED PRODUCTS - 8.40%
9,030	*	Aastrom Biosciences, Inc	18,331
622	*	Abgenix, Inc	13,995
300	*	Adolor Corp	7,140
10,900		Air Products & Chemicals, Inc	732,371
100	*	Alexion Pharmaceuticals, Inc	3,542
300	*	Alkermes, Inc	6,615
4,200		Allergan, Inc	455,700
1,900	*	American Pharmaceutical Partners, Inc	54,131
23,724	*	Amgen, Inc	1,725,921
1,200	*	Amylin Pharmaceuticals, Inc	58,740
600	*	Antigenics, Inc	1,644
793	*	Ariad Pharmaceuticals, Inc	5,218
505	*	Atherogenics, Inc	8,242
5,100		Avery Dennison Corp	298,248
7,200		Avon Products, Inc	224,424
2,825	*	Barr Pharmaceuticals, Inc	177,919
2,722	*	Bentley Pharmaceuticals, Inc	35,794

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
4,400	*	Bioenvision, Inc	$31,372
6,611	*	Biogen Idec, Inc	311,378
1,300	*	BioMarin Pharmaceuticals, Inc	17,446
908	*	Biosite, Inc	47,152
1,600		Cabot Corp	54,384
173	*	Cabot Microelectronics Corp	6,418
3,600		Calgon Carbon Corp	22,140
2,026	*	Cell Genesys, Inc	16,167
4,105	*	Cell Therapeutics, Inc	7,841
900	*	Cephalon, Inc	54,225
1,301	*	Chattem, Inc	48,983
1,600		Clorox Co	95,760
12,400		Colgate-Palmolive Co	708,040
1,700	*	Connetics Corp	28,781
632	*	Cotherix, Inc	5,776
400	*	Cubist Pharmaceuticals, Inc	9,188
2,538	*	CuraGen Corp	12,715
4,200	*	Curis, Inc	9,996
400	*	Cypress Bioscience, Inc	2,520
1,200		Dade Behring Holdings, Inc	42,852
3,780	*	Dendreon Corp	17,804
500		Diagnostic Products Corp	23,815
282	*	Digene Corp	11,026
1,376	*	Dov Pharmaceutical, Inc	21,988
6,334	*	Durect Corp	40,284
800	*	Dusa Pharmaceuticals, Inc	5,648
8,800		Ecolab, Inc	336,160
563	*	Encysive Pharmaceuticals, Inc	2,753
4,100	*	Endo Pharmaceuticals Holdings, Inc	134,521
7,700		Engelhard Corp	304,997
135	*	Enzon Pharmaceuticals, Inc	1,094
300	*	EPIX Pharmaceuticals, Inc	1,050
700		Estee Lauder Cos (Class A)	26,033
9,735	*	Forest Laboratories, Inc	434,473
200	*	Gen-Probe, Inc	11,024
5,501	*	Genzyme Corp	369,777
500	*	Geron Corp	4,155
8,914	*	Gilead Sciences, Inc	554,629
300		H.B. Fuller Co	15,402
1,650	*	Hi-Tech Pharmacal Co, Inc	46,530
1,305	*	Human Genome Sciences, Inc	14,185
500	*	ICOS Corp	11,025
300	*	Idexx Laboratories, Inc	25,908
754	*	Immucor, Inc	21,632
800	*	Immunogen, Inc	3,472
1,712	*	Inspire Pharmaceuticals, Inc	8,954
100	*	InterMune, Inc	1,854
1,657	*	Inverness Medical Innovations, Inc	47,606
700	*	Invitrogen Corp	49,091
2,704	*	Isis Pharmaceuticals, Inc	24,363
1,300	*	Ista Pharmaceuticals, Inc	8,255
7,800	*	King Pharmaceuticals, Inc	134,550
800	*	Kos Pharmaceuticals, Inc	38,216
1,850	*	KV Pharmaceutical Co (Class A)	44,622
570	*	Lexicon Genetics, Inc	3,158
1,500		Lubrizol Corp	64,275
1,096		Mannatech, Inc	19,048

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
800	*	Martek Biosciences Corp	$26,264
830	*	Medarex, Inc	10,973
2,600		Medicis Pharmaceutical Corp (Class A)	84,760
4,741	*	Medimmune, Inc	173,426
48,842		Merck & Co, Inc	1,720,704
600	*	MGI Pharma, Inc	10,500
4,400	*	Millennium Pharmaceuticals, Inc	44,484
10,525		Mylan Laboratories, Inc	246,285
400	*	Myogen, Inc	14,492
1,200	*	Nabi Biopharmaceuticals	6,768
2,675	*	Nastech Pharmaceutical Co, Inc	48,150
4,057		Natures Sunshine Products, Inc	50,713
400	*	NBTY, Inc	9,008
1,700	*	Nektar Therapeutics	34,646
300	*	Neopharm, Inc	2,508
200	*	Neurocrine Biosciences, Inc	12,908
200	*	NitroMed, Inc	1,680
300	*	Northfield Laboratories, Inc	3,000
2,329	*	Noven Pharmaceuticals, Inc	41,945
100	*	NPS Pharmaceuticals, Inc	854
643	*	OSI Pharmaceuticals, Inc	20,640
5,070	*	Pain Therapeutics, Inc	55,111
1,200	*	Par Pharmaceutical Cos, Inc	33,816
1,500	*	PDL BioPharma, Inc	49,200
2,000	*	Penwest Pharmaceuticals Co	43,380
4,967		Perrigo Co	81,012
1,400	*	Pharmion Corp	25,228
1,000	*	Pozen, Inc	16,700
13,600		Praxair, Inc	750,040
58,569		Procter & Gamble Co	3,374,746
600	*	Progenics Pharmaceuticals, Inc	15,894
1,526	*	Renovis, Inc	32,534
8,200		Rohm & Haas Co	400,734
3,700		RPM International, Inc	66,378
1,305	*	Salix Pharmaceuticals Ltd	21,546
1,600	*	Seattle Genetics, Inc	8,256
1,600	*	Sepracor, Inc	78,096
280	*	Serologicals Corp	6,849
2,400		Sigma-Aldrich Corp	157,896
5,723	*	StemCells, Inc	20,488
887	*	SuperGen, Inc	5,038
300	*	Tanox, Inc	5,826
100	*	Techne Corp	6,014
200	*	Telik, Inc	3,872
900	*	Trimeris, Inc	12,159
608	*	USANA Health Sciences, Inc	25,366
1,400		Valspar Corp	39,018
1,527	*	Vertex Pharmaceuticals, Inc	55,873
5,000	*	Watson Pharmaceuticals, Inc	143,700
1,903	*	Zymogenetics, Inc	41,143
		TOTAL CHEMICALS AND ALLIED PRODUCTS	16,385,107

COMMUNICATIONS - 5.13%
6,400		Alltel Corp	414,400
4,500	*	American Tower Corp (Class A)	136,440
78,125		AT&T, Inc	2,112,500
7,960	*	Avaya, Inc	89,948

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
37,500		BellSouth Corp	$1,299,375
1,915	*	Broadwing Corp	28,227
1,700		Citadel Broadcasting Corp	18,853
800		Citizens Communications Co	10,616
3,269	*	Cogent Communications Group, Inc	31,873
40,072	*	Comcast Corp (Class A)	1,048,284
4,600	*	Comcast Corp (Special Class A)	120,152
700	*	Crown Castle International Corp	19,845
6,335	*	Discovery Holding Co (Class A)	95,025
924	*	Dobson Communications Corp (Class A)	7,410
11,262	*	Liberty Global, Inc	230,533
95,856	*	Liberty Media Corp (Class A)	786,978
600	*	NII Holdings, Inc (Class B)	35,382
3,174		NTL, Inc	92,395
21,139	*	Sirius Satellite Radio, Inc	107,386
44,411		Sprint Nextel Corp	1,147,580
2,193	*	TiVo, Inc	15,855
3,700	*	Univision Communications, Inc (Class A)	127,539
58,231		Verizon Communications, Inc	1,983,348
2,538	*	XM Satellite Radio Holdings, Inc	56,521
		TOTAL COMMUNICATIONS	10,016,465

DEPOSITORY INSTITUTIONS - 9.82%
9,700		AmSouth Bancorp	262,385
18,600		BB&T Corp	729,120
5,810		CIT Group, Inc	310,951
5,300		Comerica, Inc	307,241
700		Compass Bancshares, Inc	35,427
19,583		Fifth Third Bancorp	770,787
1,700		First Bancorp (Puerto Rico)	21,012
1,800		First Horizon National Corp	74,970
1,900		Fremont General Corp	40,964
6,100		Golden West Financial Corp	414,190
72,820		JPMorgan Chase & Co	3,032,225
13,400		Keycorp	493,120
2,000		M&T Bank Corp	228,280
5,400		Marshall & Ilsley Corp	235,332
11,800		Mellon Financial Corp	420,080
21,684		National City Corp	756,772
3,133		New York Community Bancorp, Inc	54,890
12,532		North Fork Bancorporation, Inc	361,298
4,600		Northern Trust Corp	241,500
9,400		PNC Financial Services Group, Inc	632,714
4,674		Popular, Inc	97,032
2,800		R & G Financial Corp (Class B)	35,448
15,832		Regions Financial Corp	556,811
4,600		Sovereign Bancorp, Inc	100,786
8,300		State Street Corp	501,569
11,600		SunTrust Banks, Inc	844,016
7,000		Synovus Financial Corp	189,630
196		TD Banknorth, Inc	5,753
2,100		UnionBanCal Corp	147,336
50,800		US Bancorp	1,549,400
35,968		Wachovia Corp	2,016,006
29,043		Washington Mutual, Inc	1,237,813
36,600		Wells Fargo & Co	2,337,642
1,416		Zions Bancorporation	117,146
		TOTAL DEPOSITORY INSTITUTIONS	19,159,646

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
EATING AND DRINKING PLACES - 1.28%
4,900		AFC Enterprises	$68,110
450		Applebees International, Inc	11,048
800		Bob Evans Farms, Inc	23,768
500		Commerce Group, Inc	26,420
4,150		Darden Restaurants, Inc	170,275
800		Lone Star Steakhouse & Saloon, Inc	22,736
35,274		McDonald's Corp	1,212,015
1,400		Outback Steakhouse, Inc	61,600
18,774	*	Starbucks Corp	706,653
3,200		Wendy's International, Inc	198,592
		TOTAL EATING AND DRINKING PLACES	2,501,217

EDUCATIONAL SERVICES - 0.02%
900	*	Career Education Corp	33,957
49	*	Laureate Education, Inc	2,616
		TOTAL EDUCATIONAL SERVICES	36,573

ELECTRIC, GAS, AND SANITARY SERVICES - 5.07%
19,095	*	AES Corp	325,761
8,900		AGL Resources, Inc	320,845
3,033		Allete, Inc	141,338
2,133		Aqua America, Inc	59,340
15,876	*	Aquila, Inc	63,345
7,900		Atmos Energy Corp	208,007
12,733		Avista Corp	262,936
6,500		Black Hills Corp	221,000
2,500		Cascade Natural Gas Corp	49,250
811	*	Casella Waste Systems, Inc (Class A)	11,524
9,007		Cleco Corp	201,126
1,600		Connecticut Water Service, Inc	41,952
17,200		DPL, Inc	464,400
13,600		Empire District Electric Co	302,192
3,200		Energen Corp	112,000
12,700		Hawaiian Electric Industries, Inc	344,551
13,200		Idacorp, Inc	429,264
14,900		KeySpan Corp	608,963
9,400		Kinder Morgan, Inc	864,706
700		Laclede Group, Inc	24,094
4,224		MGE Energy, Inc	140,152
9,100		National Fuel Gas Co	297,752
200		New Jersey Resources Corp	9,050
800		Nicor, Inc	31,648
26,419		NiSource, Inc	534,192
18,700		OGE Energy Corp	542,300
5,222		Otter Tail Corp	149,819
7,800		Peoples Energy Corp	277,992
25,500		Pepco Holdings, Inc	581,145
2,800		Piedmont Natural Gas Co, Inc	67,172
25,200		Puget Energy, Inc	533,736
5,200		Questar Corp	364,260
9,122	*	Sierra Pacific Resources	125,975
1,800		South Jersey Industries, Inc	49,086
4,526		Southern Union Co	112,381
3,900		UGI Corp	82,173

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
5,327		Unisource Energy Corp	$162,474
2,550	*	Waste Connections, Inc	101,516
4,300		Western Gas Resources, Inc	207,475
4,300		WGL Holdings, Inc	130,806
16,181		Williams Cos, Inc	346,112
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	9,903,810

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.50%
885	*	ADC Telecommunications, Inc	22,647
784		Adtran, Inc	20,525
6,300	*	Advanced Micro Devices, Inc	208,908
840	*	Agere Systems, Inc	12,634
4,500	*	Altera Corp	92,880
3,893		American Power Conversion Corp	89,967
800	*	Amkor Technology, Inc	6,912
7,300		Analog Devices, Inc	279,517
440	*	Arris Group, Inc	6,054
953	*	Artesyn Technologies, Inc	10,435
1,070	*	Audible, Inc	11,246
500		Baldor Electric Co	16,935
6,097	*	Broadcom Corp (Class A)	263,147
1,100	*	Brocade Communications Systems, Inc	7,348
2,500		C&D Technologies, Inc	23,100
462	*	C-COR, Inc	4,038
10,300	*	Ciena Corp	53,663
102,374	*	Cisco Systems, Inc	2,218,445
3,300	*	Comverse Technology, Inc	77,649
3,100	*	Conexant Systems, Inc	10,695
100	*	Cree, Inc	3,281
100	*	Cypress Semiconductor Corp	1,695
2,941	*	Ditech Communications Corp	30,733
15,900		Emerson Electric Co	1,329,717
50	*	EndWave Corp	735
400	*	Energizer Holdings, Inc	21,200
560	*	Evergreen Solar, Inc	8,624
5,100	*	Freescale Semiconductor, Inc (Class B)	141,627
300	*	Greatbatch, Inc	6,573
1,100		Harman International Industries, Inc	122,243
1,543	*	Harmonic, Inc	9,829
109,736		Intel Corp	2,123,392
100	*	International Rectifier Corp	4,143
500		Intersil Corp (Class A)	14,460
726	*	InterVoice, Inc	6,251
3,041	*	Jabil Circuit, Inc	130,337
497	*	Kemet Corp	4,707
355		LSI Industries, Inc	6,049
4,400	*	LSI Logic Corp	50,864
78,911	*	Lucent Technologies, Inc	240,679
5,800		Maxim Integrated Products, Inc	215,470
1,900	*	Maxtor Corp	18,164
1,200	*	MEMC Electronic Materials, Inc	44,304
1,100		Microchip Technology, Inc	39,930
8,247	*	Micron Technology, Inc	121,396
5,354		Molex, Inc	177,753
43,400		Motorola, Inc	994,294
4,000		National Semiconductor Corp	111,360
1,238	*	Novatel Wireless, Inc	11,080

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
1,200	*	Nvidia Corp	$68,712
4,957	*	Optical Communication Products, Inc	15,268
900		Park Electrochemical Corp	26,550
500	*	PMC - Sierra, Inc	6,145
300	*	Polycom, Inc	6,504
1,461	*	Power-One, Inc	10,519
600	*	Powerwave Technologies, Inc	8,094
1,400	*	QLogic Corp	27,090
27,524		Qualcomm, Inc	1,392,990
500	*	RF Micro Devices, Inc	4,325
767	*	Silicon Storage Technology, Inc	3,359
600	*	Skyworks Solutions, Inc	4,074
3,200		Standard Motor Products, Inc	28,416
2,000	*	Sycamore Networks, Inc	9,400
2,200		Teleflex, Inc	157,586
8,717	*	Tellabs, Inc	138,600
4,100	*	Terayon Communication Systems, Inc	7,503
30,700		Texas Instruments, Inc	996,829
886	*	Thomas & Betts Corp	45,523
5,771	*	Transwitch Corp	15,005
1,000	*	Utstarcom, Inc	6,290
999	*	Vasco Data Security International	8,172
1,475	*	Vishay Intertechnology, Inc	21,004
7,600	*	Westell Technologies, Inc	30,932
600		Whirlpool Corp	54,882
5,800		Xilinx, Inc	147,668
1,900	*	Zhone Technologies, Inc	5,092
92	*	Zoltek Cos, Inc	2,103
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	12,676,270

ENGINEERING AND MANAGEMENT SERVICES - 0.37%
677	*	Arena Pharmaceuticals, Inc	12,260
1,700	*	Ceridian Corp	43,265
300	*	Charles River Laboratories International, Inc	14,706
200		Corporate Executive Board Co	20,180
100	*	Covance, Inc	5,875
100	*	CV Therapeutics, Inc	2,208
1,300	*	deCODE genetics, Inc	11,271
130	*	Gartner, Inc (Class A)	1,814
34	*	Hewitt Associates, Inc	1,011
4,488		IMS Health, Inc	115,656
500	*	Layne Christensen Co	16,760
4,067	*	Nanogen, Inc	12,282
800	*	Nuvelo, Inc	14,256
9,500		Paychex, Inc	395,770
112	*	Per-Se Technologies, Inc	2,986
1,200		Pharmaceutical Product Development, Inc	41,532
1,000	*	PRG-Schultz International, Inc	610
969	*	Regeneron Pharmaceuticals, Inc	16,114
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	728,556

FABRICATED METAL PRODUCTS - 0.73%
3,400		Barnes Group, Inc	137,700
5,800	*	Global Power Equipment Group, Inc	22,330
11,800		Illinois Tool Works, Inc	1,136,458
1,200		Silgan Holdings, Inc	48,204
900		Snap-On, Inc	34,308

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
1,200		Valmont Industries, Inc	$50,448
		TOTAL FABRICATED METAL PRODUCTS	1,429,448

FOOD AND KINDRED PRODUCTS - 3.49%
5,200		American Italian Pasta Co (Class A)	32,552
8,000		Campbell Soup Co	259,200
50,200		Coca-Cola Co	2,101,874
7,000		Coca-Cola Enterprises, Inc	142,380
1,200	*	Dean Foods Co	46,596
9,800		General Mills, Inc	496,664
11,100		H.J. Heinz Co	420,912
4,700		Hershey Co	245,481
11,000		Kellogg Co	484,440
900		McCormick & Co, Inc (Non-Vote)	30,474
2,000		Pepsi Bottling Group, Inc	60,780
36,700		PepsiCo, Inc	2,120,893
5,700		Wrigley (Wm.) Jr Co	364,800
		TOTAL FOOD AND KINDRED PRODUCTS	6,807,046

FOOD STORES - 0.39%
9,200		Albertson's, Inc	236,164
16		Arden Group, Inc (Class A)	1,487
16,700		Kroger Co	340,012
3,200	*	Pathmark Stores, Inc	33,472
2,300		Whole Foods Market, Inc	152,812
		TOTAL FOOD STORES	763,947

FURNITURE AND FIXTURES - 0.76%
8,400	*	BE Aerospace, Inc	211,008
2,100		Hillenbrand Industries, Inc	115,479
7,000		Johnson Controls, Inc	531,510
4,400		Leggett & Platt, Inc	107,228
14,100		Masco Corp	458,109
2,100		Newell Rubbermaid, Inc	52,899
		TOTAL FURNITURE AND FIXTURES	1,476,233

FURNITURE AND HOMEFURNISHINGS STORES - 0.33%
4,100	*	Bed Bath & Beyond, Inc	157,440
6,400		Best Buy Co, Inc	357,952
1,553		Circuit City Stores, Inc	38,017
300	*	Mohawk Industries, Inc	24,216
2,000		RadioShack Corp	38,460
2,048	*	Restoration Hardware, Inc	11,653
300		Williams-Sonoma, Inc	12,720
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	640,458

GENERAL BUILDING CONTRACTORS - 0.59%
400		Beazer Homes USA, Inc	26,280
2,600		Centex Corp	161,174
3,328	*	Comstock Homebuilding Cos, Inc	36,641
5,833		DR Horton, Inc	193,772
2,100		KB Home	136,458
3,400		Lennar Corp (Class A)	205,292
60		Lennar Corp (Class B)	3,347
800		MDC Holdings, Inc	51,448
4,800		Pulte Homes, Inc	184,416
700		Ryland Group, Inc	48,580

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
1,200		Standard-Pacific Corp	$40,344
2,000	*	Toll Brothers, Inc	69,260
		TOTAL GENERAL BUILDING CONTRACTORS	1,157,012

GENERAL MERCHANDISE STORES - 1.30%
600	*	99 Cents Only Stores	8,136
400	*	Big Lots, Inc	5,584
12,374		Costco Wholesale Corp	670,176
4,200		Dollar General Corp	74,214
567	*	Dollar Tree Stores, Inc	15,689
3,900		Family Dollar Stores, Inc	103,740
5,100		JC Penney Co, Inc	308,091
600	*	Retail Ventures, Inc	8,796
1,600		Saks, Inc	30,880
20,100		Target Corp	1,045,401
10,600		TJX Cos, Inc	263,092
		TOTAL GENERAL MERCHANDISE STORES	2,533,799

HEALTH SERVICES - 0.64%
100	*	Apria Healthcare Group, Inc	2,298
694	*	Array Biopharma, Inc	6,343
300	*	Bio-Reference Labs, Inc	5,412
7,667		Caremark Rx, Inc	377,063
2,341	*	Coventry Health Care, Inc	126,367
1,050	*	DaVita, Inc	63,221
5,400		Health Management Associates, Inc (Class A)	116,478
2,000	*	Laboratory Corp of America Holdings	116,960
162	*	LifePoint Hospitals, Inc	5,038
800	*	Lincare Holdings, Inc	31,168
900		Manor Care, Inc	39,915
5,250	*	Medco Health Solutions, Inc	300,405
300		Option Care, Inc	4,242
800	*	Triad Hospitals, Inc	33,520
300		Universal Health Services, Inc (Class B)	15,237
800	*	VistaCare, Inc (Class A)	12,400
		TOTAL HEALTH SERVICES	1,256,067

HOLDING AND OTHER INVESTMENT OFFICES - 2.87%
300		AMB Property Corp	16,281
4,340		American Capital Strategies Ltd	152,594
1,600		American Financial Realty Trust	18,640
2,900		Annaly Mortgage Management, Inc	35,206
6,858		Archstone-Smith Trust	334,465
1,100		AvalonBay Communities, Inc	120,010
2,600		Boston Properties, Inc	242,450
200		CarrAmerica Realty Corp	8,922
1,781		Cherokee, Inc	71,721
4,800		Choice Hotels International, Inc	219,744
1,000		Crescent Real Estate Equities Co	21,070
1,600		Developers Diversified Realty Corp	87,600
4,330		Duke Realty Corp	164,324
17,300		Equity Office Properties Trust	580,934
10,113		Equity Residential	473,187
200		FelCor Lodging Trust, Inc	4,220
4,000		Friedman Billings Ramsey Group, Inc	37,520
3,770		General Growth Properties, Inc	184,240
800		Harris & Harris Group, Inc	11,160

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
1,000		Health Care Property Investors, Inc	$28,400
200		Highwoods Properties, Inc	6,746
1,200		Hospitality Properties Trust	52,404
7,500		Host Marriott Corp	160,500
2,500		HRPT Properties Trust	29,350
500	*	Interdigital Communications Corp	12,260
2,500		iStar Financial, Inc	95,700
6,700		Kimco Realty Corp	272,288
200		Liberty Property Trust	9,432
10,600		Luminent Mortgage Capital, Inc	85,966
6,200		MCG Capital Corp	87,482
700	*	MeriStar Hospitality Corp	7,266
1,400		MFA Mortgage Investments, Inc	8,890
6,265		New Plan Excel Realty Trust	162,514
6,100		Opteum, Inc	52,216
6,900		Prologis	369,150
2,438		Public Storage, Inc	198,039
600	*	Rambus, Inc	23,604
5,762		Royal Gold, Inc	208,527
6,400		Simon Property Group, Inc	538,496
3,800		Vornado Realty Trust	364,800
1,250		Weingarten Realty Investors	50,938
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	5,609,256

HOTELS AND OTHER LODGING PLACES - 0.13%
2,970	*	Gaylord Entertainment Co	134,779
8,815	*	Great Wolf Resorts, Inc	102,166
1,500	*	Lodgian, Inc	20,835
		TOTAL HOTELS AND OTHER LODGING PLACES	257,780

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.46%
3,800	*	3Com Corp	19,456
23,900		3M Co	1,808,991
4,100	*	AGCO Corp	85,034
300		Alamo Group, Inc	6,642
5,200		American Standard Cos, Inc	222,872
12,094	*	Apple Computer, Inc	758,536
32,607		Applied Materials, Inc	570,949
979	*	Astec Industries, Inc	35,146
2,600		Black & Decker Corp	225,914
521	*	Blue Coat Systems, Inc	11,327
900		Briggs & Stratton Corp	31,833
194	*	Brooks Automation, Inc	2,763
400		Carlisle Cos, Inc	32,720
1,100		Cummins, Inc	115,610
8,600		Deere & Co	679,830
40,000	*	Dell, Inc	1,190,400
200		Donaldson Co, Inc	6,758
40,400	*	EMC Corp	550,652
3,918	*	Emcore Corp	40,042
400	*	Emulex Corp	6,836
1,000	*	Finisar Corp	4,950
400	*	Flowserve Corp	23,336
1,500	*	FMC Technologies, Inc	76,830
500	*	Foundry Networks, Inc	9,080
1,200	*	Gehl Co	39,744
300		Graco, Inc	13,629

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
2,600	*	Grant Prideco, Inc	$111,384
2,200		Gulf Island Fabrication, Inc	52,074
46,788		Hewlett-Packard Co	1,539,325
300	*	Hydril	23,385
300	*	Intermec, Inc	9,153
30,531		International Business Machines Corp	2,517,892
1,800		JLG Industries, Inc	55,422
8,046	*	Juniper Networks, Inc	153,840
1,030	*	Lam Research Corp	44,290
1,900	*	Lexmark International, Inc	86,222
395		Lincoln Electric Holdings, Inc	21,326
810		Lufkin Industries, Inc	44,906
3,652	*	McData Corp (Class A)	16,872
8,476	*	MRV Communications, Inc	34,752
5,240	*	Network Appliance, Inc	188,797
600		Nordson Corp	29,916
800	*	Novellus Systems, Inc	19,200
1,100	*	Oil States International, Inc	40,535
2,400		Pall Corp	74,856
1,852	*	Palm, Inc	42,892
2,064		Pentair, Inc	84,108
800	*	Quantum Corp	2,992
2,300	*	SanDisk Corp	132,296
400		Sauer-Danfoss, Inc	9,180
2,031	*	Semitool, Inc	23,092
5,900		Smith International, Inc	229,864
19,269	*	Solectron Corp	77,076
1,700		SPX Corp	90,814
2,200		Stanley Works	111,452
2,153		Tennant Co	112,645
769	*	TurboChef Technologies, Inc	9,382
1,800	*	Western Digital Corp	34,974
150	*	Zebra Technologies Corp (Class A)	6,708
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	12,601,502

INSTRUMENTS AND RELATED PRODUCTS - 5.43%
727	*	Affymetrix, Inc	23,940
500	*	Align Technology, Inc	4,585
300		Ametek, Inc	13,488
100		Analogic Corp	6,620
5,300		Applera Corp (Applied Biosystems Group)	143,842
2,400		Bard (C.R.), Inc	162,744
700		Bausch & Lomb, Inc	44,590
17,648		Baxter International, Inc	684,919
1,400		Beckman Coulter, Inc	76,398
7,200		Becton Dickinson & Co	443,376
7,174		Biomet, Inc	254,820
13,600	*	Boston Scientific Corp	313,480
638	*	Bruker BioSciences Corp	3,445
300		Cooper Cos, Inc	16,209
400	*	Credence Systems Corp	2,936
1,080	*	Cytyc Corp	30,434
1,891		Dentsply International, Inc	109,962
100	*	DJ Orthopedics, Inc	3,976
100	*	Edwards Lifesciences Corp	4,350
400	*	FARO Technologies, Inc	5,700
2,180	*	Fisher Scientific International, Inc	148,349

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
6,850		Guidant Corp	$534,711
400	*	Hologic, Inc	22,140
700	*	Illumina, Inc	16,625
11,150	*	Innovative Solutions & Support, Inc	144,950
531	*	Input/Output, Inc	5,156
400	*	Intuitive Surgical, Inc	47,200
64,039		Johnson & Johnson	3,792,390
3,100		Kla-Tencor Corp	149,916
800	*	Lexar Media, Inc	6,864
2,835	*	LTX Corp	15,309
500	*	Luminex Corp	7,430
26,000		Medtronic, Inc	1,319,500
700	*	Millipore Corp	51,142
847	*	MKS Instruments, Inc	19,845
551		Oakley, Inc	9,378
100	*	OraSure Technologies, Inc	1,030
2,100		PerkinElmer, Inc	49,287
6,500		Pitney Bowes, Inc	279,045
7,400	*	St. Jude Medical, Inc	303,400
7,300		Stryker Corp	323,682
1,800		Tektronix, Inc	64,278
3,100	*	Thermo Electron Corp	114,979
500	*	TriPath Imaging, Inc	3,490
2,300	*	Varian Medical Systems, Inc	129,168
2,100	*	Waters Corp	90,615
15,900	*	Xerox Corp	241,680
5,200	*	Zimmer Holdings, Inc	351,520
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	10,592,893

INSURANCE AGENTS, BROKERS AND SERVICE - 0.90%
2,500		Brown & Brown, Inc	83,000
4,100		Crawford & Co (Class B)	24,600
500		Erie Indemnity Co (Class A)	26,320
1,800	*	Express Scripts, Inc	158,220
4,900		Gallagher (Arthur J.) & Co	136,269
10,200		Hartford Financial Services Group, Inc	821,610
17,000		Marsh & McLennan Cos, Inc	499,120
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,749,139

INSURANCE CARRIERS - 5.71%
12,800		Aetna, Inc	628,992
15,900		Aflac, Inc	717,567
3,800		Ambac Financial Group, Inc	302,480
700		American Financial Group, Inc	29,127
8,000		Chubb Corp	763,520
2,900		Cigna Corp	378,798
10,535		Cincinnati Financial Corp	443,207
4,452		Fidelity National Financial, Inc	158,180
1,700		First American Corp	66,572
700		HCC Insurance Holdings, Inc	24,360
1,400	*	Health Net, Inc	71,148
2,400	*	Humana, Inc	126,360
5,400		Jefferson-Pilot Corp	302,076
7,900		Lincoln National Corp	431,261
4,400		MBIA, Inc	264,572
900		Mercury General Corp	49,410
2,500		MGIC Investment Corp	166,575

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
700		Phoenix Cos, Inc	$11,410
34	*	PMA Capital Corp (Class A)	346
1,300		PMI Group, Inc	59,696
10,200		Principal Financial Group	497,760
5,320		Progressive Corp	554,663
14,800		Prudential Financial, Inc	1,121,988
1,400		Radian Group, Inc	84,350
5,572		Safeco Corp	279,770
23,347		St. Paul Travelers Cos, Inc	975,671
24,790		UnitedHealth Group, Inc	1,384,769
8,100		UnumProvident Corp	165,888
2,000		W.R. Berkley Corp	116,120
12,536	*	WellPoint, Inc	970,662
		TOTAL INSURANCE CARRIERS	11,147,298

LEATHER AND LEATHER PRODUCTS - 0.14%
7,048	*	Coach, Inc	243,720
400	*	Skechers U.S.A., Inc (Class A)	9,972
1,700		Stride Rite Corp	24,616
		TOTAL LEATHER AND LEATHER PRODUCTS	278,308

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.01%
1,100		Laidlaw International, Inc	29,920
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	29,920

LUMBER AND WOOD PRODUCTS - 0.01%
700	*	Champion Enterprises, Inc	10,472
		TOTAL LUMBER AND WOOD PRODUCTS	10,472

METAL MINING - 0.04%
986		Cleveland-Cliffs, Inc	85,900
		TOTAL METAL MINING	85,900

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.17%
1,486		Callaway Golf Co	25,559
800	*	K2, Inc	10,040
14,510		Mattel, Inc	263,066
300		Nautilus, Inc	4,485
1,997		Russ Berrie & Co, Inc	30,354
110	*	Steinway Musical Instruments, Inc	3,544
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	337,048

MISCELLANEOUS RETAIL - 1.13%
5,548	*	Amazon.com, Inc	202,557
300		CDW Corp	17,655
14,500		CVS Corp	433,115
676	*	Drugstore.com, Inc	2,089
404	*	GSI Commerce, Inc	6,868
700		Michaels Stores, Inc	26,306
4,088	*	Office Depot, Inc	152,237
130	*	Overstock.com, Inc	3,877
984		Petsmart, Inc	27,690
13,738		Staples, Inc	350,594
1,200		Tiffany & Co	45,048
21,900		Walgreen Co	944,547
		TOTAL MISCELLANEOUS RETAIL	2,212,583

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
MOTION PICTURES - 1.73%
1,000	*	DreamWorks Animation SKG, Inc (Class A)	$26,450
2,400		Carmike Cinemas, Inc	57,912
2,600		Marcus Corp	51,870
1,500	*	Pixar	96,210
1,000		Regal Entertainment Group (Class A)	18,810
100,429		Time Warner, Inc	1,686,203
51,300		Walt Disney Co	1,430,757
		TOTAL MOTION PICTURES	3,368,212

NONDEPOSITORY INSTITUTIONS - 3.23%
440		Advanta Corp (Class A)	15,000
200		Advanta Corp (Class B)	7,374
10,590		Allied Capital Corp	324,054
30,300		American Express Co	1,592,265
2,800	*	AmeriCredit Corp	86,044
1,500		Beverly Hills Bancorp, Inc	15,900
7,253		Capital One Financial Corp	584,012
3,178		CapitalSource, Inc	79,069
1,100		CharterMac	22,330
331	*	CompuCredit Corp	12,184
13,774		Countrywide Financial Corp	505,506
7,800		Doral Financial Corp	90,090
19,515		Fannie Mae	1,003,071
700		Federal Agricultural Mortgage Corp (Class C)	20,594
1,000		First Marblehead Corp	43,250
19,000		Freddie Mac	1,159,000
1,600		IndyMac Bancorp, Inc	65,488
12,900		SLM Corp	670,026
		TOTAL NONDEPOSITORY INSTITUTIONS	6,295,257

NONMETALLIC MINERALS, EXCEPT FUELS - 0.17%
3,000		AMCOL International Corp	86,400
300		CARBO Ceramics, Inc	17,073
2,600		Vulcan Materials Co	225,290
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	328,763

OIL AND GAS EXTRACTION - 4.63%
10,200		Anadarko Petroleum Corp	1,030,302
14,894		Apache Corp	975,706
1,237	*	Atlas America, Inc	59,141
1,257	*	ATP Oil & Gas Corp	55,195
900		Berry Petroleum Co (Class A)	61,605
2,300		Cabot Oil & Gas Corp (Class A)	110,239
2,500	*	Callon Petroleum Co	52,550
1,100	*	Carrizo Oil & Gas, Inc	28,589
881	*	Cheniere Energy, Inc	35,742
9,174		Chesapeake Energy Corp	288,155
4,777		Cimarex Energy Co	206,653
709	*	Clayton Williams Energy, Inc	29,012
2,200	*	Comstock Resources, Inc	65,318
2,900	*	Cooper Cameron Corp	127,832
2,300		Crosstex Energy, Inc	178,135
700	*	Delta Petroleum Corp	14,714
5,800	*	Denbury Resources, Inc	183,686
16,886		Devon Energy Corp	1,032,917
1,400	*	Edge Petroleum Corp	34,972

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
1,800	*	Encore Acquisition Co	$55,800
6,800	*	Endeavour International Corp	19,788
1,200	*	Energy Partners Ltd	28,296
6,100		ENSCO International, Inc	313,845
6,900		Equitable Resources, Inc	251,919
4,200	*	Forest Oil Corp	156,156
1,600	*	FX Energy, Inc	8,368
2,037	*	Gasco Energy, Inc	11,407
3,700	*	Global Industries Ltd	53,613
1,000	*	Goodrich Petroleum Corp	27,000
5,300	*	Grey Wolf, Inc	39,432
4,561	*	Harvest Natural Resources, Inc	44,333
1,400	*	Helix Energy Solutions Group, Inc	53,060
2,100		Helmerich & Payne, Inc	146,622
2,200	*	Houston Exploration Co	115,940
1,409	*	KCS Energy, Inc	36,634
700		Markwest Hydrocarbon, Inc	16,030
7,733	*	Meridian Resource Corp	31,319
4,188	*	National Oilwell Varco, Inc	268,535
5,400	*	Newfield Exploration Co	226,260
7,900		Noble Energy, Inc	346,968
2,250	*	Parallel Petroleum Corp	41,513
4,062	*	PetroHawk Energy Corp	55,649
200	*	Petroleum Development Corp	9,072
1,493	*	Petroquest Energy, Inc	15,064
6,169		Pioneer Natural Resources Co	272,978
2,735	*	Plains Exploration & Production Co	105,680
4,100		Pogo Producing Co	206,025
4,100	*	Pride International, Inc	127,838
3,000	*	Quicksilver Resources, Inc	115,980
3,750		Range Resources Corp	102,413
1,200	*	Remington Oil & Gas Corp	51,864
2,600		Rowan Cos, Inc	114,296
2,600		St. Mary Land & Exploration Co	106,158
2,300	*	Stone Energy Corp	101,499
800	*	Swift Energy Co	29,968
1,156	*	Toreador Resources Corp	35,963
491	*	Tri-Valley Corp	3,913
1,200	*	Unit Corp	66,900
2,100		W&T Offshore, Inc	84,651
1,500	*	Whiting Petroleum Corp	61,485
11,376		XTO Energy, Inc	495,652
		TOTAL OIL AND GAS EXTRACTION	9,026,349

PAPER AND ALLIED PRODUCTS - 0.81%
2,900		Bemis Co	91,582
2,200		Bowater, Inc	65,076
4,800	*	Buckeye Technologies, Inc	43,440
2,300		Chesapeake Corp	31,924
12,700		Kimberly-Clark Corp	734,060
10,800		MeadWestvaco Corp	294,948
2,200		Packaging Corp of America	49,368
1,600		Rock-Tenn Co (Class A)	23,984
3,200		Sonoco Products Co	108,384
2,600		Temple-Inland, Inc	115,830
2,200		Wausau Paper Corp	31,174
		TOTAL PAPER AND ALLIED PRODUCTS	1,589,770

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
PERSONAL SERVICES - 0.02%
2,796		Stewart Enterprises, Inc (Class A)	$15,965
400		Weight Watchers International, Inc	20,560
		TOTAL PERSONAL SERVICES	36,525

PETROLEUM AND COAL PRODUCTS - 1.16%
9,200		EOG Resources, Inc	662,400
4,562		Frontier Oil Corp	270,755
1,300	*	Giant Industries, Inc	90,402
811	*	Headwaters, Inc	32,270
6,600		Sunoco, Inc	511,962
11,600		Valero Energy Corp	693,448
		TOTAL PETROLEUM AND COAL PRODUCTS	2,261,237

PIPELINES, EXCEPT NATURAL GAS - 0.05%
9,793	*	Transmontaigne, Inc	96,069
		TOTAL PIPELINES, EXCEPT NATURAL GAS	96,069

PRIMARY METAL INDUSTRIES - 1.43%
2,218	*	Aleris International, Inc	106,619
1,287	*	Andrew Corp	15,804
2,009	*	Century Aluminum Co	85,282
24,881	*	Corning, Inc	669,548
2,332		Dynamic Materials Corp	83,112
400	*	General Cable Corp	12,132
2,303		Gibraltar Industries, Inc	67,846
2,300		Hubbell, Inc (Class B)	117,898
1,300	*	Lone Star Technologies, Inc	72,033
2,000	*	Maverick Tube Corp	105,980
3,400		Mueller Industries, Inc	121,346
1,243	*	NS Group, Inc	57,215
6,500		Nucor Corp	681,135
900		Quanex Corp	59,967
2,512		Steel Dynamics, Inc	142,506
2,600		Steel Technologies, Inc	63,180
5,001	*	Superior Essex, Inc	127,225
3,422	*	Wheeling-Pittsburgh Corp	62,828
6,800		Worthington Industries, Inc	136,408
		TOTAL PRIMARY METAL INDUSTRIES	2,788,064

PRINTING AND PUBLISHING - 0.97%
1,000	*	ACCO Brands Corp	22,200
600		Dow Jones & Co, Inc	23,580
900	*	Dun & Bradstreet Corp	69,012
3,200		EW Scripps Co	143,072
12,900		McGraw-Hill Cos, Inc	743,298
3,600		New York Times Co (Class A)	91,116
458	*	R.H. Donnelley Corp	26,669
6,600		R.R. Donnelley & Sons Co	215,952
807		Standard Register Co	12,509
11,400		Tribune Co	312,702
300		Washington Post Co (Class B)	233,025
		TOTAL PRINTING AND PUBLISHING	1,893,135

RAILROAD TRANSPORTATION - 0.50%
2,400	*	Kansas City Southern Industries, Inc	59,280

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
16,400		Norfolk Southern Corp	$886,748
2,550	*	RailAmerica, Inc	27,183
		TOTAL RAILROAD TRANSPORTATION	973,211

REAL ESTATE - 0.04%
400	*	CB Richard Ellis Group, Inc	32,280
1,390		Resource America, Inc (Class A)	27,689
700	*	Sunterra Corp	9,996
		TOTAL REAL ESTATE	69,965

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.10%
1,500		Cooper Tire & Rubber Co	21,510
857	*	Entegris, Inc	9,118
600	*	Jacuzzi Brands, Inc	5,898
1,300		Sealed Air Corp	75,231
1,100		Spartech Corp	26,400
3,983		Tredegar Corp	63,370
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	201,527

SECURITY AND COMMODITY BROKERS - 3.01%
1,100		A.G. Edwards. Inc	54,846
798	*	Bankrate, Inc	34,761
700	*	BISYS Group, Inc	9,436
24,100		Charles Schwab Corp	414,761
600		Chicago Mercantile Exchange Holdings, Inc	268,500
8,100		Franklin Resources, Inc	763,344
9,963		Goldman Sachs Group, Inc	1,563,792
200	*	Investment Technology Group, Inc	9,960
4,000		Janus Capital Group, Inc	92,680
2,250		Legg Mason, Inc	281,993
24,700		Merrill Lynch & Co, Inc	1,945,372
226	*	Piper Jaffray Cos	12,430
600		SEI Investments Co	24,318
3,500		T Rowe Price Group, Inc	273,735
5,499		TD Ameritrade Holding Corp	114,764
		TOTAL SECURITY AND COMMODITY BROKERS	5,864,692

SPECIAL TRADE CONTRACTORS - 0.03%
1,035		Noble International Ltd	17,523
2,322	*	Quanta Services, Inc	37,198
		TOTAL SPECIAL TRADE CONTRACTORS	54,721

STONE, CLAY, AND GLASS PRODUCTS - 0.03%
78		Eagle Materials, Inc	4,973
267		Eagle Materials, Inc (Class B)	17,032
750		Florida Rock Industries, Inc	42,165
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	64,170

TRANSPORTATION BY AIR - 0.70%
700	*	Airtran Holdings, Inc	12,677
700	*	Alaska Air Group, Inc	24,815
2,370	*	AMR Corp	64,109
2,600	*	Continental Airlines, Inc (Class B)	69,940
2,500	*	ExpressJet Holdings, Inc	18,600
5,884		FedEx Corp	664,539
3,155	*	Frontier Airlines, Inc	24,294
1,575	*	JetBlue Airways Corp	16,884

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
2,884	*	Mesa Air Group, Inc	$32,993
3,500	*	Pinnacle Airlines Corp	23,310
458		Skywest, Inc	13,406
21,900		Southwest Airlines Co	393,981
		TOTAL TRANSPORTATION BY AIR	1,359,548

TRANSPORTATION EQUIPMENT - 0.76%
500	*	Aftermarket Technology Corp	11,305
1,500		American Axle & Manufacturing Holdings, Inc	25,695
2,100		ArvinMeritor, Inc	31,311
3,600		Autoliv, Inc	203,688
1,600		BorgWarner, Inc	96,064
2,341		Brunswick Corp	90,971
1,200		Coachmen Industries, Inc	13,656
500	*	Dril-Quip, Inc	35,425
300		Federal Signal Corp	5,550
1,500	*	Fleetwood Enterprises, Inc	16,755
2,652		Gentex Corp	46,304
828		Greenbrier Cos, Inc	33,161
7,700		Harley-Davidson, Inc	399,476
2,100		Harsco Corp	173,502
2,150		Marine Products Corp	23,629
1,200		Modine Manufacturing Co	35,400
6,593	*	Quantum Fuel Systems Technologies Worldwide, Inc	23,603
200	*	Strattec Security Corp	7,458
2,300		Superior Industries International, Inc	44,528
1,800	*	Tenneco, Inc	39,042
300		Thor Industries, Inc	16,008
1,200	*	TRW Automotive Holdings Corp	27,960
5,874	*	Visteon Corp	27,020
471		Wabash National Corp	9,302
1,400		Westinghouse Air Brake Technologies Corp	45,640
		TOTAL TRANSPORTATION EQUIPMENT	1,482,453

TRANSPORTATION SERVICES - 0.16%
2,300		GATX Corp	94,967
7,181	*	IAC/InterActiveCorp	211,624
		TOTAL TRANSPORTATION SERVICES	306,591

TRUCKING AND WAREHOUSING - 0.71%
3,500	*	SIRVA, Inc	29,855
17,129		United Parcel Service, Inc (Class B)	1,359,700
		TOTAL TRUCKING AND WAREHOUSING	1,389,555

WATER TRANSPORTATION - 0.13%
1,600	*	Gulfmark Offshore, Inc	44,480
200	*	Hornbeck Offshore Services, Inc	7,214
3,500		Tidewater, Inc	193,305
		TOTAL WATER TRANSPORTATION	244,999

WHOLESALE TRADE-DURABLE GOODS - 0.96%
600	*	Advanced Medical Optics, Inc	27,984
6,500	*	Aviall, Inc	247,520
1,577		Castle (A.M.) & Co	46,522
3,678		Commercial Metals Co	196,736
500	*	Copart, Inc	13,725
10,003		Genuine Parts Co	438,431

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE
2,100		Handleman Co	$20,160
1,000	*	Henry Schein, Inc	47,860
1,900		IKON Office Solutions, Inc	27,075
600	*	Ingram Micro, Inc (Class A)	12,000
1,521		Metal Management, Inc	48,140
1,400		Omnicare, Inc	76,986
2,700	*	Patterson Cos, Inc	95,040
2,100		Reliance Steel & Aluminum Co	197,232
4,300		Ryerson Tull, Inc	115,068
1,933		Schnitzer Steel Industries, Inc (Class A)	82,829
200	*	Tech Data Corp	7,382
2,400		W.W. Grainger, Inc	180,840
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,881,530

WHOLESALE TRADE-NONDURABLE GOODS - 1.53%
500	*	Allscripts Healthcare Solutions, Inc	9,155
13,068		Cardinal Health, Inc	973,827
719		EnergySouth, Inc	22,871
1,200	*	First Horizon Pharmaceutical Corp	30,252
9,700		McKesson Corp	505,661
6,700		Nike, Inc (Class B)	570,170
10,200		Safeway, Inc	256,224
2,100		Supervalu, Inc	64,722
14,400		Sysco Corp	461,520
800		Weyco Group, Inc	18,000
1,816		World Fuel Services Corp	73,436
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,985,838

		TOTAL COMMON STOCKS
		(Cost $164,036,089)	194,159,320

PRINCIPAL
SHORT-TERM INVESTMENTS - 0.36%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.36%
$ 700,000		Federal National Mortgage Association (FNMA) 4.650%, 04/03/06	700,000
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	700,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $699,819)	700,000

		TOTAL PORTFOLIO- 99.86%
		(Cost $164,735,908)	194,859,320
		OTHER ASSETS & LIABILITIES, NET - 0.14%	278,256

		NET ASSETS - 100.00%	$195,137,576

	*	Non-income producing

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE SECURITIES FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006
SHARES			VALUE

COMMON STOCKS - 99.50%

HOLDING AND OTHER INVESTMENT OFFICES - 92.41%
74,700		Affordable Residential Communities	$784,350
72,796		Alexandria Real Estate Equities, Inc	6,939,643
164,100		AMB Property Corp	8,905,707
255,674		American Financial Realty Trust	2,978,602
385,000		Archstone-Smith Trust	18,776,450
126,500		AvalonBay Communities, Inc	13,801,150
165,000		BioMed Realty Trust, Inc	4,890,600
170,000		BNP Residential Properties, Inc	2,856,000
338,000		Boston Properties, Inc	31,518,500
99,000		BRE Properties, Inc (Class A)	5,544,000
50,000		CarrAmerica Realty Corp	2,230,500
63,500		CBL & Associates Properties, Inc	2,695,575
250,000	f,v	CBRE Realty Finance, Inc	3,750,000
69,500		Cedar Shopping Centers, Inc	1,100,880
293,145		Cogdell Spencer, Inc	6,249,851
61,900		Columbia Equity Trust, Inc	1,088,202
71,800		Corporate Office Properties Trust	3,284,132
105,000	f,v	Crystal River Capital, Inc	2,625,000
175,000	f,v*	Deerfield Triarc Capital Corp	2,360,750
150,000		Developers Diversified Realty Corp	8,212,500
35,882		DiamondRock Hospitality Co	495,530
175,000	f,v	DiamondRock Hospitality Co	2,416,750
130,000		Duke Realty Corp	4,933,500
88,647		EastGroup Properties, Inc	4,205,414
500,000		Education Realty Trust, Inc	7,650,000
137,600		Equity Office Properties Trust	4,620,608
100,000		Equity One, Inc	2,456,000
582,800		Equity Residential	27,269,212
50,000		Essex Property Trust, Inc	5,436,500
487,500		Extra Space Storage, Inc	8,380,125
140,000		Federal Realty Investment Trust	10,528,000
400		FelCor Lodging Trust, Inc	8,440
400,000		Feldman Mall Properties, Inc	4,900,000
175,000		First Potomac Realty Trust	4,943,750
348,766		General Growth Properties, Inc	17,044,194
215,000		Glenborough Realty Trust, Inc	4,676,250
4,700		Glimcher Realty Trust	133,480
70,014		GMH Communities Trust	814,963
140,000	f,v*	GSC Capital Corp	3,500,000
333,645		Hersha Hospitality Trust	3,266,385
261,100		Highland Hospitality Corp	3,318,581
22,800		Highwoods Properties, Inc	769,044
13,300		Home Properties, Inc	679,630
387,665		HomeBanc Corp	3,407,575
3,600		Hospitality Properties Trust	157,212

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES			VALUE
500,000		Host Marriott Corp	$10,700,000
221,427		iShares Cohen & Steers Realty Majors Index Fund	19,020,579
194,149		iShares Dow Jones US Real Estate Index Fund	14,269,952
2,553,675	*	Jameson Inns, Inc	6,256,504
52,000		Kilroy Realty Corp	4,017,520
376,100		Kimco Realty Corp	15,284,704
50,000		Kite Realty Group Trust	797,500
87,500		KKR Financial Corp	1,962,625
38,800		LaSalle Hotel Properties	1,590,800
75,000		Lexington Corporate Properties Trust	1,563,750
78,000		Liberty Property Trust	3,678,480
125,000		LTC Properties, Inc	2,907,500
242,000		Macerich Co	17,895,900
80,000		Mack-Cali Realty Corp	3,840,000
336,900		Medical Properties Trust, Inc	3,638,520
1,600	*	MeriStar Hospitality Corp	16,608
600		Mid-America Apartment Communities, Inc	32,850
96,700		Mills Corp	2,707,600
509,491		Monmouth REIT (Class A)	4,289,914
100,000		New Plan Excel Realty Trust	2,594,000
75,000		Pan Pacific Retail Properties, Inc	5,317,500
59,381		Parkway Properties, Inc	2,593,762
220,000	f,v*	People's Choice Financial Corp	2,200,000
1,900		Post Properties, Inc	84,550
511,000		Prologis	27,338,500
223,800		Public Storage, Inc	18,179,274
170,300		Reckson Associates Realty Corp	7,803,146
111,400		Regency Centers Corp	7,484,966
229,080		Republic Property Trust	2,696,272
382,300		Simon Property Group, Inc	32,166,722
126,800		SL Green Realty Corp	12,870,200
75,000		Taubman Centers, Inc	3,125,250
99,700		Town & Country Trust	4,046,823
350,000		Trizec Properties, Inc	9,005,500
249,100		United Dominion Realty Trust, Inc	7,109,314
98,900		U-Store-It Trust	1,992,835
255,000		Vornado Realty Trust	24,480,000
2,200		Washington Real Estate Investment Trust	79,904
133,300		Weingarten Realty Investors	5,431,975
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	547,675,334

HOTELS AND OTHER LODGING PLACES - 4.48%
155,705	*	Lodgian, Inc	2,162,742
360,000	*	Starwood Hotels & Resorts Worldwide, Inc	24,382,800
		TOTAL HOTELS AND OTHER LODGING PLACES	26,545,542

REAL ESTATE - 2.61%
310,000	f,v*	Asset Capital Corp, Inc	2,635,000
375,000	*	Brookfield Properties Corp	12,806,250
		TOTAL REAL ESTATE	15,441,250

		TOTAL COMMON STOCKS
		(Cost $503,924,807)	589,662,126

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

PRINCIPAL			VALUE
SHORT-TERM INVESTMENTS - 0.11%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.11%
$ 670,000		Federal National Mortgage Association (FNMA), 4.65%, 04/03/06	$670,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	670,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $669,827)	670,000

		TOTAL PORTFOLIO - 99.61%
		(Cost $504,594,634)	590,332,126
		OTHER ASSETS & LIABILITIES, NET - 0.39%	2,297,965

		NET ASSETS - 100.00%	$592,630,091

	*	Non-income producing
	f	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.
		At March 31, 2006 , the value of these securities amounted to $19,487,500 or 3.29% of net assets.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

Restricted securities held by the Fund are as follows:
	ACQUISITION	ACQUISITION
SECURITY	DATE	COST	VALUE
Asset Capital Corp, Inc	06/23/05	$2,635,000	$2,635,000
CBRE Realty Finance, Inc	06/02/05	3,750,000	3,750,000
Crystal River Capital, Inc	03/09/05	2,625,000	2,625,000
GSC Capital Corp	06/24/05	3,500,000	3,500,000
People's Choice Financial Corp	12/21/04	2,200,000	2,200,000

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
BONDS - 98.90%

CORPORATE BONDS - 26.59%

ASSET BACKED - 2.49%
$ 247,312		AQ Finance NIM Trust Series 2004-RN2	5.018	04/25/09	Aaa	$247,191
203,959	v	AQ Finance NIM Trust Series 2004-RN3	4.998	05/25/09	Aaa	203,960
600,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	584,590
1,498,184		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	1,491,714
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	968,243
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	990,020
2,000,000		Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	1,935,950
1,500,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,473,947
2,137,958		CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	2,158,570
495,597		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	4.969	02/15/29	Aaa	496,065
2,887,461		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	2,830,432
755,968		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	761,201
2,000,000	v	GMAC Mortgage Corp Loan Trust 2006-HLTV A3	5.590	03/01/30	Aaa	1,993,438
2,000,000	v	GMAC Mortgage Corp Loan Trust 2006-HLTV A4	5.810	03/01/36	Aaa	1,989,063
2,608,705		Golden Securities Corp Series 2003-A (Class A1)	5.126	12/02/13	Aaa	2,607,483
2,000,000		Morgan Stanley Capital I	4.938	01/25/36	Aaa	1,999,982
2,000,000		Morgan Stanley Capital I	5.641	03/12/44	Aaa	1,980,260
550,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	557,796
673,339		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	677,683
8,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	5.438	11/25/34	Aa1	8,045,424
798,183		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	804,415
200,000	v	Residential Funding Mortgage Securities II Inc	6.060	02/25/36	Aa2	199,219
3,000,000		Residential Funding Mortgage Securities II Inc	5.550	03/25/36	Aaa	2,986,180
2,428,240		Wachovia Loan Trust Series 2005-SD1 (Class A)	5.178	05/25/35	NR	2,428,044
		TOTAL ASSET BACKED				40,410,870

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.29%
2,550,000		Home Depot Inc	5.400	03/01/16	Aa3	2,516,776
2,000,000		Lowe's Cos, Inc	8.250	06/01/10	A2	2,207,234
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				4,724,010

BUSINESS SERVICES - 0.03%
410,000		Cendant Corp	7.375	01/15/13	Baa1	449,296
		TOTAL BUSINESS SERVICES				449,296

CHEMICALS AND ALLIED PRODUCTS - 0.58%
280,000		Colgate-Palmolive Co	6.450	06/16/28	Aa3	309,164
280,000		EI Du Pont de Nemours & Co	3.375	11/15/07	A2	271,397
1,645,000		EI Du Pont de Nemours & Co	4.125	03/06/13	A2	1,511,310
1,100,000		Ecolab, Inc	6.875	02/01/11	A2	1,158,913
900,000		Genentech, Inc	5.250	07/15/35	A1	808,108
250,000		Lubrizol Corp	4.625	10/01/09	Baa3	241,318
1,500,000		Lubrizol Corp	5.500	10/01/14	Baa3	1,455,169

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
$ 830,000		Merck & Co, Inc	5.250	07/01/06	Aa3	$829,915
2,900,000		Procter & Gamble Co	4.950	08/15/14	Aa3	2,804,671
		TOTAL CHEMICALS AND ALLIED PRODUCTS				9,389,965

COMMUNICATIONS - 2.43%
1,000,000		America Movil SA de CV	6.375	03/01/35	A3	940,100
16,000		AT&T Corp	6.000	03/15/09	Baa2	16,184
2,000,000		AT&T, Inc	5.100	09/15/14	A2	1,900,596
1,400,000		AT&T, Inc	6.150	09/15/34	A2	1,331,017
280,000		BellSouth Corp	6.875	10/15/31	A2	290,028
2,500,000		Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa2	2,811,878
1,500,000		Comcast Corp	5.850	11/15/15	Baa2	1,468,284
2,000,000		Comcast Corp	5.900	03/15/16	Baa2	1,965,450
1,750,000		Comcast Corp	5.650	06/15/35	Baa2	1,524,956
400,000		Comcast Corp	6.500	11/15/35	Baa2	387,558
500,000		COX Communications, Inc	4.625	06/01/13	Baa3	454,860
1,500,000		COX Communications, Inc	5.450	12/15/14	Baa3	1,420,869
1,930,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa3	1,873,497
1,410,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	1,688,452
500,000		France Telecom SA	7.750	03/01/11	A3	546,190
1,970,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	2,158,910
550,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	695,736
750,000		Sprint Capital Corp	7.625	01/30/11	Baa2	810,650
3,000,000		Sprint Capital Corp	8.375	03/15/12	Baa2	3,388,548
750,000		Telecom Italia Capital SA	4.875	10/01/10	Baa2	722,745
1,500,000		Telecom Italia Capital SA	6.375	11/15/33	Baa2	1,420,323
3,250,000		Verizon Global Funding Corp	7.375	09/01/12	A3	3,511,204
650,000		Verizon Global Funding Corp	5.850	09/15/35	A3	582,922
1,660,000		Verizon New Jersey, Inc	5.875	01/17/12	A3	1,645,550
750,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	685,911
830,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	830,092
1,380,000		Verizon/New England	6.500	09/15/11	Baa1	1,403,053
3,000,000		Vodafone Group PLC	5.500	06/15/11	A2	2,978,475
		TOTAL COMMUNICATIONS				39,454,038

DEPOSITORY INSTITUTIONS - 3.62%
750,000		Bank of America Corp	6.250	04/15/12	Aa2	779,598
1,410,000		Bank of America Corp	4.875	01/15/13	Aa2	1,360,273
2,250,000		Bank of America Corp	4.750	08/15/13	Aa3	2,140,441
2,000,000		Bank One Corp	2.625	06/30/08	Aa3	1,888,958
1,200,000		Bank One Corp	5.900	11/15/11	A1	1,222,612
2,000,000		Bank One Corp	5.250	01/30/13	A1	1,956,882
1,100,000		Bank One NA/Chicago IL	5.500	03/26/07	Aa2	1,102,459
410,000		BB&T Corp	6.500	08/01/11	A1	428,610
750,000		Capital One Bank	5.125	02/15/14	A3	721,375
1,500,000		Citigroup, Inc	5.125	02/14/11	Aa1	1,480,288
3,525,000		Citigroup, Inc	5.000	09/15/14	Aa2	3,371,826
2,550,000		Citigroup, Inc	5.875	02/22/33	Aa2	2,473,410
410,000		Golden West Financial Corp	4.750	10/01/12	A1	391,807
550,000		JPMorgan Chase & Co	7.875	06/15/10	A1	598,079
250,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	237,098
830,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	816,249
2,500,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	2,409,016

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
$ 650,000		MBNA America Bank NA	4.625	08/03/09	Aa1	$635,833
1,100,000		Mellon Funding Corp	4.875	06/15/07	A1	1,094,583
550,000		Mellon Funding Corp	6.400	05/14/11	A2	572,425
550,000		National Westminster Bank plc/United Kingdom	7.375	10/01/09	Aa2	583,071
550,000		PNC Funding Corp	5.750	08/01/06	A2	550,863
2,250,000		Popular North America, Inc	3.875	10/01/08	A3	2,163,063
500,000	g	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	472,558
1,200,000		Regions Financial Corp/Old	6.375	05/15/12	A2	1,248,609
550,000		Suntrust Bank	7.250	09/15/06	Aa3	554,567
1,400,000		US Bancorp	4.500	07/29/10	Aa2	1,352,155
550,000		Wachovia Bank NA/Old	4.850	07/30/07	Aa2	547,202
1,500,000		Wachovia Bank NA/Old	4.800	11/01/14	Aa3	1,408,014
1,400,000		Wachovia Corp	5.250	08/01/14	A1	1,356,465
1,650,000		Washington Mutual Bank/Seattle WA	4.500	08/25/08	A2	1,618,665
10,415,131		Washington Mutual, Inc	4.500	10/25/18	NR	9,901,478
2,911,070	v	Washington Mutual, Inc Series 2005-AR15 (Class A1A1)	5.078	11/25/45	Aaa	2,916,121
1,000,000		Wells Fargo & Co	3.125	04/01/09	Aa1	940,621
6,000,000		Wells Fargo & Co	4.875	01/12/11	Aa1	5,867,307
1,650,000		Zions Bancorporation	5.500	11/16/15	Baa1	1,606,275
		TOTAL DEPOSITORY INSTITUTIONS				58,768,856

ELECTRIC, GAS, AND SANITARY SERVICES - 1.70%
229,000		American Electric Power Co, Inc	6.125	05/15/06	Baa2	229,191
1,150,000		Atmos Energy Corp	4.000	10/15/09	Baa3	1,092,909
500,000		Carolina Power & Light Co	5.700	04/01/35	A3	469,602
410,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	455,813
1,650,000		Consolidated Edison Co of New York	5.375	12/15/15	A1	1,615,844
500,000		Consolidated Natural Gas Co	5.000	12/01/14	Baa1	471,284
1,389,000		Consolidated Natural Gas Co	6.250	11/01/11	Baa1	1,429,407
750,000		Consumers Energy Co	4.400	08/15/09	Baa3	722,371
2,835,000		FirstEnergy Corp	6.450	11/15/11	Baa3	2,933,871
1,500,000		Florida Power & Light Co	4.850	02/01/13	Aa3	1,444,713
1,000,000		Florida Power Corp	4.500	06/01/10	A2	963,712
550,000		FPL Group Capital, Inc	7.625	09/15/06	A2	555,388
2,000,000		KeySpan Corp	4.900	05/16/08	A3	1,978,294
410,000		National Fuel Gas Co	5.250	03/01/13	Baa1	399,482
830,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	840,598
3,000,000		Nisource Finance Corp	5.400	07/15/14	Baa3	2,907,609
1,000,000		Northern States Power-Minnesota	5.250	07/15/35	A2	902,981
500,000		Ohio Power Co	5.300	11/01/10	A3	494,079
3,000,000		Pacific Gas & Electric Co	4.200	03/01/11	Baa1	2,823,469
410,000		Public Service Co of Colorado	5.500	04/01/14	A3	407,303
1,150,000		Southern California Edison Co	5.350	07/15/35	A3	1,035,249
250,000		Southern California Edison Co	6.000	01/15/34	A3	247,202
1,100,000		Texas Eastern Transmission Lp	5.250	07/15/07	Baa2	1,097,130
340,000		TXU Electric Delivery Co	7.250	01/15/33	Baa1	377,548
1,900,000		Virginia Electric and Power Co	4.750	03/01/13	Baa1	1,789,301
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				27,684,350

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.41%
3,150,000		Cisco Systems, Inc	5.250	02/22/11	A1	3,122,517
1,250,000		Cisco Systems, Inc	5.500	02/22/16	A1	1,229,070
550,000		Cooper Industries, Inc	5.250	07/01/07	A3	547,034

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

			MATURITY
PRINCIPAL		RATE	DATE	RATING+	VALUE
$ 1,000,000	General Electric Co	5.000	02/01/13	Aaa	$972,142
750,000	International Business Machines Corp	6.220	08/01/27	A1	774,845
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				6,645,608

FABRICATED METAL PRODUCTS - 0.32%
750,000	Fortune Brands, Inc	5.125	01/15/11	Baa2	733,480
2,500,000	Fortune Brands, Inc	5.375	01/15/16	Baa2	2,395,460
2,000,000	Illinois Tool Works, Inc	5.750	03/01/09	Aa3	2,017,395
	TOTAL FABRICATED METAL PRODUCTS				5,146,335

FOOD AND KINDRED PRODUCTS - 0.44%
1,750,000	Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	1,682,913
410,000	Bottling Group LLC	4.625	11/15/12	Aa3	390,219
900,000	Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	839,642
1,000,000	Cia Brasileira de Bebida	8.750	09/15/13	Baa3	1,148,030
1,100,000	Coors Brewing Co	6.375	05/15/12	Baa2	1,131,935
550,000	Kellogg Co	6.600	04/01/11	Baa1	575,545
500,000	Kraft Foods, Inc	6.500	11/01/31	A3	520,850
1,000,000	WM Wrigley Jr Co	4.650	07/15/15	A1	943,388
	TOTAL FOOD AND KINDRED PRODUCTS				7,232,522

FOOD STORES - 0.17%
1,100,000	Kroger Co	6.800	04/01/11	Baa2	1,146,469
1,000,000	Safeway, Inc	4.125	11/01/08	Baa2	963,740
550,000	Safeway, Inc	7.250	02/01/31	Baa2	582,615
	TOTAL FOOD STORES				2,692,824

FURNITURE AND FIXTURES - 0.13%
1,500,000	Masco Corp	4.800	06/15/15	Baa1	1,353,922
830,000	Masco Corp	4.625	08/15/07	Baa1	818,916
	TOTAL FURNITURE AND FIXTURES				2,172,838

GENERAL BUILDING CONTRACTORS - 0.28%
4,900,000	Centex Corp	5.250	06/15/15	Baa2	4,543,214
	TOTAL GENERAL BUILDING CONTRACTORS				4,543,214

GENERAL MERCHANDISE STORES - 0.42%
1,000,000	May Department Stores Co	3.950	07/15/07	Baa1	981,806
1,500,000	Target Corp	4.000	06/15/13	A2	1,375,649
1,380,000	Wal-Mart Stores, Inc	6.875	08/10/09	Aa2	1,444,899
2,000,000	Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	1,908,754
1,150,000	Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	1,089,544
	TOTAL GENERAL MERCHANDISE STORES				6,800,652

HEALTH SERVICES - 0.06%
1,000,000	Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	976,688
	TOTAL HEALTH SERVICES				976,688

HOLDING AND OTHER INVESTMENT OFFICES - 0.45%
1,000,000	Archstone-Smith Trust	5.750	03/15/16	NR	990,786
750,000	Colonial Properties Trust	6.250	06/15/14	Baa3	759,353
410,000	Greenpoint Financial Corp	3.200	06/06/08	A2	391,482
1,000,000	Health Care REIT, Inc	6.200	06/01/16	Baa3	981,231

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
$ 2,000,000		iStar Financial, Inc	5.150	03/01/12	Baa2	$1,916,929
750,000		iStar Financial, Inc	5.700	03/01/14	Baa2	731,392
500,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	482,983
1,000,000		Simon Property Group Lp	5.375	06/01/11	Baa1	981,839
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				7,235,995

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.25%
1,300,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	1,228,741
1,500,000		Dover Corp	4.875	10/15/15	A2	1,420,099
1,385,000		Dover Corp	6.500	02/15/11	A2	1,442,529
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				4,091,369

INSTRUMENTS AND RELATED PRODUCTS - 0.12%
410,000		Johnson & Johnson	3.800	05/15/13	Aaa	375,647
900,000		Medtronic, Inc	4.750	09/15/15	A1	844,205
750,000		Thermo Electron Corp	5.000	06/01/15	Baa1	697,485
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				1,917,337

INSURANCE CARRIERS - 0.74%
500,000		Allstate Corp	5.000	08/15/14	A1	479,387
2,000,000		American International Group, Inc	5.050	10/01/15	Aa2	1,902,387
1,000,000		ING Groep NV	5.775	12/30/49	A2	970,484
1,000,000	g	Liberty Mutual Group Inc	6.500	03/15/35	Baa3	944,160
1,150,000		Metlife, Inc	5.000	06/15/15	A2	1,091,030
750,000		Metlife, Inc	5.700	06/15/35	A2	706,027
1,500,000	g	Pricoa Global Funding I	4.625	06/25/12	Aa3	1,424,507
2,000,000		UnitedHealth Group, Inc	5.250	03/15/11	A2	1,983,178
1,000,000		UnitedHealth Group, Inc	5.800	03/15/36	A2	951,855
1,650,000		WellPoint, Inc	5.000	01/15/11	Baa1	1,613,205
		TOTAL INSURANCE CARRIERS				12,066,220

METAL MINING - 0.16%
500,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	471,422
900,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	842,175
550,000		Falconbridge Ltd/Old	5.375	06/01/15	Baa3	516,635
750,000		Vale Overseas Ltd	6.250	01/11/16	Baa3	741,120
		TOTAL METAL MINING				2,571,352

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.15%
1,150,000	g	Controladora Mabe SA CV	6.500	12/15/15	NR	1,121,516
830,000		Harsco Corp	5.125	09/15/13	A3	806,955
500,000	d	Tyco International Group SA	5.800	08/01/06	Baa3	500,591
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				2,429,062

MISCELLANEOUS RETAIL - 0.06%
1,000,000		CVS Corp	4.875	09/15/14	A3	938,634
		TOTAL MISCELLANEOUS RETAIL				938,634

MOTION PICTURES - 0.33%
1,950,000		Historic TW, Inc	6.625	05/15/29	Baa2	1,902,960
1,000,000		News America, Inc	6.200	12/15/34	Baa2	933,721
500,000		News America, Inc	7.625	11/30/28	Baa2	536,990
1,350,000		Time Warner, Inc	6.875	05/01/12	Baa2	1,414,748

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
$ 550,000		Walt Disney Co	5.500	12/29/06	A3	$551,169
		TOTAL MOTION PICTURES				5,339,588

NONDEPOSITORY INSTITUTIONS - 3.21%
2,000,000		American Honda Finance Corp	5.125	12/15/10	A1	1,970,732
1,250,000	g	BOI Capital Funding No 2	5.571	12/30/49	A2	1,196,963
1,500,000		Capital One Financial Corp	5.500	06/01/15	Baa1	1,455,462
2,500,000	h	CIT Group Funding Co of Canada	4.650	07/01/10	A2	2,413,726
500,000		CIT Group, Inc	5.125	09/30/14	A2	476,860
500,000		Countrywide Home Loans, Inc	4.000	03/22/11	A3	463,943
1,500,000		General Electric Capital Corp	4.125	03/04/08	Aaa	1,470,091
1,500,000		General Electric Capital Corp	3.250	06/15/09	Aaa	1,410,709
1,000,000		General Electric Capital Corp	5.000	11/15/11	Aaa	980,579
2,750,000		General Electric Capital Corp	4.375	11/21/11	Aaa	2,612,547
3,400,000		General Electric Capital Corp	5.875	02/15/12	Aaa	3,465,868
500,000		HSBC Capital Funding Lp/Jersey Channel Islands	4.610	12/30/49	A1	459,129
3,000,000		HSBC Finance Corp	4.125	11/16/09	Aa3	2,866,479
2,000,000		HSBC Finance Corp	4.750	04/15/10	Aa3	1,943,173
2,500,000		HSBC Finance Corp	5.250	04/15/15	Aa3	2,405,422
5,550,000		HSBC Finance Corp	5.500	01/19/16	Aa3	5,412,928
2,250,000		International Lease Finance Corp	5.450	03/24/11	A1	2,234,107
1,500,000		John Deere Capital Corp	7.000	03/15/12	A3	1,609,510
1,400,000		KFW	5.125	03/14/16	Aaa	1,388,454
410,000		MBNA America Bank NA	5.375	01/15/08	Aa1	410,515
1,597,000		MBNA Corp	6.125	03/01/13	Aa2	1,648,769
3,000,000		MBNA Corp	5.000	06/15/15	Aa2	2,870,986
2,000,000		Oesterreichische Kontroll Bank AG	4.875	02/16/16	Aaa	1,945,188
650,000		Residential Capital Corp	6.125	11/21/08	Baa3	650,306
1,650,000		Residential Capital Corp	6.875	06/30/15	Baa3	1,721,016
410,000		SLM Corp	4.000	01/15/09	A2	395,176
690,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	654,542
5,650,000		Wachovia Capital Trust III	5.800	12/30/49	A2	5,551,006
		TOTAL NONDEPOSITORY INSTITUTIONS				52,084,186

OIL AND GAS EXTRACTION - 0.85%
1,650,000	h	Baker Hughes, Inc	6.875	01/15/29	A2	1,860,500
1,380,000		Burlington Resources Finance Co	6.400	08/15/11	A3	1,439,231
1,650,000		Burlington Resources Finance Co	7.200	08/15/31	A3	1,924,637
1,000,000		Conoco Funding Co	6.350	10/15/11	A1	1,042,300
830,000		Devon Energy Corp	2.750	08/01/06	Baa2	822,830
750,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	785,840
410,000		Equitable Resources, Inc	5.150	11/15/12	A2	400,957
500,000		Nexen, Inc	5.050	11/20/13	Baa2	480,273
1,100,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	1,082,485
500,000		PC Financial Partnership	5.000	11/15/14	Baa2	473,673
1,000,000		Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	957,420
1,150,000		Petro-Canada	5.950	05/15/35	Baa2	1,101,945
1,400,000		XTO Energy, Inc	6.100	04/01/36	Baa3	1,369,256
		TOTAL OIL AND GAS EXTRACTION				13,741,347

OTHER MORTGAGE BACKED SECURITIES - 3.19%
221,223	v	Asset Backed Funding Corp NIM Trust	5.900	07/26/35	NR	221,069
3,310,000		Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	NR	3,261,240

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
$ 2,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	NR	$1,934,828
650,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.182	09/10/47	Aaa	629,214
841,235		Bank of America Alternative Loan Trust	5.500	09/25/19	Aaa	831,190
2,075,000		Bear Stearns Commercial Mortgage Securities	5.626	03/11/39	Aaa	2,070,423
6,000,000	d	Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	5,744,832
2,000,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.458	12/11/40	Aaa	1,978,568
1,500,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	1,428,740
2,200,000		CS First Boston Mortgage Capital Certificates	5.609	02/15/39	Aaa	2,195,129
997,014		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	Aa3	991,910
1,660,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,620,985
1,000,000		GMAC Mortgage Corp Loan Trust	4.622	11/25/35	Aaa	985,393
2,000,000		Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	1,965,102
2,210,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	2,171,462
10,000,000	d	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786	10/15/29	Aaa	9,464,870
1,300,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,262,269
2,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	Aaa	1,907,892
3,323,362		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	Aaa	3,298,436
1,400,000		Merrill Lynch / Countrywide Commerical Mortgage Trust	5.621	02/12/39	NR	1,392,208
1,300,000		Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	1,271,295
675,000		Morgan Stanley Capital I	5.273	10/12/52	Aaa	653,839
1,600,000	v	Residential Funding Mortgage Securities II Inc	5.570	02/25/36	Aaa	1,597,250
800,000	v	Wachovia Bank Commercial Mortgage Trust	5.558	03/15/45	Aaa	796,938
2,000,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class AJ)	5.124	07/15/42	Aaa	1,930,444
225,255		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	217,935
		TOTAL OTHER MORTGAGE BACKED SECURITIES				51,823,461

PAPER AND ALLIED PRODUCTS - 0.16%
1,000,000		Bemis Co	4.875	04/01/12	Baa1	948,681
1,660,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	1,696,622
		TOTAL PAPER AND ALLIED PRODUCTS				2,645,303

PETROLEUM AND COAL PRODUCTS - 0.03%
550,000		ConocoPhillips	5.900	10/15/32	A1	550,485
		TOTAL PETROLEUM AND COAL PRODUCTS				550,485

PIPELINES, EXCEPT NATURAL GAS - 0.56%
1,000,000		Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	956,673
400,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	391,395
500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	484,711
750,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	728,545
2,250,000		Kinder Morgan Finance Co	5.700	01/05/16	Baa2	2,194,926
550,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	540,656
1,000,000		Plains All American Pipeline Lp/PAA Finance Corp	4.750	08/15/09	Baa3	971,984
2,400,000		TransCanada Corp	5.850	03/15/36	A2	2,349,148
550,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	501,329
		TOTAL PIPELINES, EXCEPT NATURAL GAS				9,119,367

PRIMARY METAL INDUSTRIES - 0.13%
1,150,000		Alcan, Inc	5.000	06/01/15	Baa1	1,084,959
500,000		Alcan, Inc	6.125	12/15/33	Baa1	488,342
500,000		Alcoa, Inc	6.500	06/01/11	A2	522,536
		TOTAL PRIMARY METAL INDUSTRIES				2,095,837

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
PRINTING AND PUBLISHING - 0.11%
$ 1,700,000		CBS Corp	7.700	07/30/10	Baa3	$1,817,632
		TOTAL PRINTING AND PUBLISHING				1,817,632

RAILROAD TRANSPORTATION - 0.16%
1,000,000		Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa2	1,054,512
550,000		Canadian National Railway Co	4.400	03/15/13	A3	514,406
263,000		Norfolk Southern Corp	5.590	05/17/25	Baa1	250,718
287,000		Norfolk Southern Corp	7.250	02/15/31	Baa1	330,433
500,000		Union Pacific Corp	6.500	04/15/12	Baa2	523,473
		TOTAL RAILROAD TRANSPORTATION				2,673,542

SECURITY AND COMMODITY BROKERS - 1.58%
1,500,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	1,493,522
2,150,000		Credit Suisse First Boston USA, Inc	5.250	03/02/11	Aa3	2,125,710
650,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	626,685
1,000,000		Goldman Sachs Group, Inc	4.750	07/15/13	Aa3	942,011
650,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	637,594
1,100,000		Lehman Brothers Holdings, Inc	6.250	05/15/06	A1	1,101,337
1,900,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	1,998,606
1,900,000		Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	1,863,758
900,000		Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	876,764
1,000,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	959,021
3,500,000		Morgan Stanley	3.625	04/01/08	Aa3	3,388,495
2,000,000		Morgan Stanley	4.000	01/15/10	Aa3	1,900,858
3,250,000		Morgan Stanley	5.300	03/01/13	Aa3	3,175,803
4,458,928	g	Morgan Stanley Tracers	6.789	06/15/12	Baa2	4,632,871
		TOTAL SECURITY AND COMMODITY BROKERS				25,723,035

STONE, CLAY AND GLASS PRODUCTS - 0.02%
280,000		CRH America, Inc	6.400	10/15/33	Baa1	287,223
		TOTAL STONE, CLAY AND GLASS PRODUCTS -				287,223

TRANSPORTATION EQUIPMENT - 0.82%
3,000,000	g	BAE Systems Holdings, Inc	6.400	12/15/11	Baa2	3,086,343
1,000,000		DaimlerChrysler NA Holding Corp	5.875	03/15/11	A3	996,604
410,000		DaimlerChrysler NA Holding Corp	6.500	11/15/13	A3	416,273
830,000		DaimlerChrysler NA Holding Corp	8.500	01/18/31	A3	968,501
500,000		General Dynamics Corp	3.000	05/15/08	A2	476,746
550,000		Lockheed Martin Corp	8.500	12/01/29	Baa1	712,193
410,000		Northrop Grumman Corp	7.750	02/15/31	Baa2	496,991
3,550,000		United Technologies Corp	4.875	11/01/06	A2	3,547,987
1,100,000		United Technologies Corp	6.350	03/01/11	A2	1,142,893
1,500,000		United Technologies Corp	4.875	05/01/15	A2	1,433,280
		TOTAL TRANSPORTATION EQUIPMENT				13,277,811

WHOLESALE TRADE-NONDURABLE GOODS - 0.14%
2,500,000		Sysco Corp	5.375	09/21/35	A1	2,300,245
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				2,300,245

		TOTAL CORPORATE BONDS				431,821,097
		(Cost $442,387,027)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE

GOVERNMENT BONDS - 72.31%

AGENCY SECURITIES - 23.06%
$ 3,946,684		Cal Dive International, Inc	4.930	02/01/27	NR	$3,732,340
2,500,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	2,408,825
6,550,000		Federal Farm Credit Bank (FFCB)	3.875	01/12/09	Aaa	6,345,778
2,500,000		Federal Farm Credit Bank (FFCB)	4.125	04/15/09	Aaa	2,431,927
4,000,000		Federal Farm Credit Bank (FFCB)	4.700	08/10/15	Aaa	3,850,232
2,500,000		Federal Farm Credit Bank (FFCB)	4.875	12/16/15	Aaa	2,439,661
4,250,000		Federal Home Loan Bank (FHLB)	2.500	04/20/09	Aaa	4,244,883
12,105,000		Federal Home Loan Mortgage Corp (FHLMC)	3.750	04/15/07	Aaa	11,935,785
23,530,000		Federal Home Loan Mortgage Corp (FHLMC)	4.625	06/01/07	Aaa	23,383,735
1,900,000		Federal Home Loan Mortgage Corp (FHLMC)	4.000	08/17/07	Aaa	1,871,942
17,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.550	11/15/07	Aaa	16,526,785
15,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.830	11/28/07	Aaa	14,996,370
18,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.625	02/21/08	Aaa	17,852,297
2,665,000		Federal Home Loan Mortgage Corp (FHLMC)	3.500	03/24/08	Aaa	2,582,371
1,820,000		Federal Home Loan Mortgage Corp (FHLMC)	5.750	04/15/08	Aaa	1,842,729
6,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.500	04/28/08	Aaa	5,816,358
6,500,000		Federal Home Loan Mortgage Corp (FHLMC)	3.600	05/22/08	Aaa	6,299,051
5,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.875	06/15/08	Aaa	4,874,817
4,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.625	09/15/08	Aaa	3,949,066
1,500,000		Federal Home Loan Mortgage Corp (FHLMC)	3.750	02/27/09	Aaa	1,438,991
20,100,000		Federal Home Loan Mortgage Corp (FHLMC)	7.000	03/15/10	Aaa	21,415,075
4,146,000		Federal Home Loan Mortgage Corp (FHLMC)	4.125	07/12/10	Aaa	3,984,291
3,200,000		Federal Home Loan Mortgage Corp (FHLMC)	4.750	01/18/11	NR	3,144,830
20,248,000		Federal Home Loan Mortgage Corp (FHLMC)	5.875	03/21/11	Aa2	20,697,909
3,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.125	04/18/11	NR	2,996,239
3,870,000		Federal Home Loan Mortgage Corp (FHLMC)	6.375	08/01/11	Aa2	3,876,337
10,000,000		Federal Home Loan Mortgage Corp (FHLMC)	6.250	03/05/12	Aa2	10,055,481
1,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.375	07/17/15	Aaa	941,639
2,750,000		Federal Home Loan Mortgage Corp (FHLMC)	8.250	06/01/16	NR	3,399,022
3,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.000	06/15/29	NR	2,925,669
6,000,000	h	Federal Home Loan Mortgage Corp (FHLMC)	5.000	06/15/31	NR	5,789,400
6,500,000		Federal National Mortgage Association (FNMA)	4.750	01/02/07	NR	6,477,868
2,750,000		Federal National Mortgage Association (FNMA)	3.375	05/15/07	Aaa	2,697,402
20,000,000		Federal National Mortgage Association (FNMA)	3.875	05/15/07	Aaa	19,728,038
11,000,000		Federal National Mortgage Association (FNMA)	4.000	05/23/07	Aaa	10,860,518
4,000,000		Federal National Mortgage Association (FNMA)	3.750	08/15/07	Aaa	3,928,488
3,375,000		Federal National Mortgage Association (FNMA)	4.450	04/11/08	Aaa	3,327,424
9,000,000		Federal National Mortgage Association (FNMA)	4.125	06/16/08	Aaa	8,810,600
10,000,000		Federal National Mortgage Association (FNMA)	3.660	02/25/09	Aaa	9,591,021
2,000,000	h	Federal National Mortgage Association (FNMA)	5.210	03/16/09	Aaa	1,992,500
59,800,000	d	Federal National Mortgage Association (FNMA)	7.125	06/15/10	Aaa	64,205,909
2,000,000		Federal National Mortgage Association (FNMA)	6.625	11/15/10	Aaa	2,118,526
5,000,000		Federal National Mortgage Association (FNMA)	4.125	01/30/12	Aaa	4,713,805
10,000,000		Federal National Mortgage Association (FNMA)	5.250	08/01/12	Aa2	9,901,812
5,000,000		Federal National Mortgage Association (FNMA)	6.470	09/25/12	Aaa	5,334,065
1,000,000	d	Federal National Mortgage Association (FNMA)	6.210	08/06/38	Aaa	1,125,044
1,750,000		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	1,662,360
		TOTAL AGENCY SECURITIES				374,525,215

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING+	VALUE
FOREIGN GOVERNMENT BONDS - 3.62%
$ 1,500,000		Asian Development Bank/Pasig	4.125	09/15/10	Aaa	$1,443,840
280,000		Canada Government International Bond	6.750	08/28/06	Aaa	281,973
2,500,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	2,464,836
410,000		Chile Government International Bond	5.500	01/15/13	Baa1	410,344
1,650,000		China Development Bank	5.000	10/15/15	A2	1,565,570
6,000,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	5,687,273
6,000,000		Eksportfinans A/S	4.750	12/15/08	Aaa	5,937,715
500,000		European Investment Bank	4.000	03/03/10	Aaa	480,587
1,000,000		European Investment Bank	4.500	02/17/09	Aaa	985,015
900,000		European Investment Bank	4.875	02/15/36	Aaa	835,815
2,500,000		Federal Republic of Germany	3.875	06/01/10	Aaa	2,399,495
900,000		Hokkaido Tohoku Development Finance Public Corp	4.250	06/09/15	Aaa	831,083
500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	480,391
3,000,000		International Finance Corp	3.750	06/30/09	Aaa	2,883,352
2,000,000		Italy Government International Bond	4.500	01/21/15	NR	1,885,318
410,000		Korea Development Bank	5.750	09/10/13	A3	413,050
241,900		Mexico Government International Bond	6.375	01/16/13	Baa1	248,189
966,000		Mexico Government International Bond	5.875	01/15/14	Baa1	961,653
3,150,000		Mexico Government International Bond	5.625	01/15/17	Baa1	3,056,540
550,000		Mexico Government International Bond	8.300	08/15/31	Baa1	668,250
1,500,000		Mexico Government International Bond	6.750	09/27/34	Baa1	1,551,000
5,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	4,878,554
2,500,000		Province of Ontario	2.650	12/15/06	Aa2	2,458,128
550,000		Province of Ontario	5.500	10/01/08	Aa2	554,826
1,500,000		Province of Ontario	4.750	01/19/16	Aa2	1,441,537
1,380,000		Province of Quebec Canada	5.000	07/17/09	A1	1,372,285
8,800,000		Province of Quebec Canada	5.000	03/01/16	A1	8,523,412
1,380,000		Province of Quebec Canada	7.500	09/15/29	A1	1,715,109
2,000,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa2	2,316,763
		TOTAL FOREIGN GOVERNMENT BONDS				58,731,903

MORTGAGE BACKED SECURITIES - 32.73%
1,538,598		Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		1,538,640
1,857,328		Federal Home Loan Mortgage Corp (FHLMC)	6.000	12/15/30		1,870,473
2,905,649		Federal Home Loan Mortgage Corp (FHLMC)	4.500	09/15/35		2,763,886
111,184		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	01/01/16		116,057
8,559		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	05/01/16		8,934
11,608		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.500	06/01/16		12,138
2,236,295		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	05/01/18		2,183,665
2,226,796		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/18		2,174,389
4,901,858		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	09/01/18		4,688,470
5,039,531		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	01/01/19		4,813,915
8,744,563		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	05/01/19		8,353,078
6,346,729		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	05/01/20		6,187,350
114,234		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	10/01/20		117,834
14,237		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	10/01/28		14,583
160,706	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	01/01/29		164,606
27,515		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	03/01/29		28,183
65,399		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	07/01/29		66,989
41,579		Federal Home Loan Mortgage Corp Gold (FGLMC)	8.000	01/01/31		44,264
193,054	d	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	09/01/31		197,330
212,116		Federal Home Loan Mortgage Corp Gold (FGLMC)	8.000	09/01/31		225,724

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 27,162		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	10/01/31	$27,990
1,678,024		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	12/01/31	1,728,202
6,353,389		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/33	6,363,314
1,891,640		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/33	1,894,595
1,172,003		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/33	1,173,358
6,823,696		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	09/01/33	6,509,855
3,292,971		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33	3,221,504
3,602,541		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33	3,524,356
2,660,741		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	09/01/33	2,602,996
3,681,614		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	09/01/33	3,685,870
4,095,201		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	10/01/33	4,006,323
1,115,246		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	11/01/33	1,116,536
903,055		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	11/01/33	921,401
13,025,460		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	12/01/33	12,747,706
10,845,691		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	01/01/34	10,346,865
1,835,081		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	12/01/34	1,794,438
8,448,779		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	04/01/35	7,813,059
4,128,103		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	05/01/35	4,130,799
917,590		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	07/01/35	873,274
3,699,978		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	07/01/35	3,702,395
2,903,048		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	08/01/35	2,904,944
1,881,390		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	10/01/35	1,790,525
5,394,881	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/01/35	5,134,324
1,996,081	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	01/01/36	1,997,329
2,744,641		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	01/01/36	2,825,013
149,376		Federal National Mortgage Association (FNMA)	5.000	06/01/13	147,202
2,888,408		Federal National Mortgage Association (FNMA)	4.440	07/01/13	2,724,575
77,641		Federal National Mortgage Association (FNMA)	6.000	09/01/13	78,682
3,669,934		Federal National Mortgage Association (FNMA)	4.735	10/01/13	3,522,403
62,027		Federal National Mortgage Association (FNMA)	6.500	12/01/13	63,490
3,362,255		Federal National Mortgage Association (FNMA)	4.774	02/01/14	3,233,633
38,188		Federal National Mortgage Association (FNMA)	6.000	06/01/14	38,724
7,567		Federal National Mortgage Association (FNMA)	6.500	07/01/14	7,746
6,870,985		Federal National Mortgage Association (FNMA)	4.640	11/01/14	6,511,619
14,686,696		Federal National Mortgage Association (FNMA)	4.799	03/01/16	14,238,754
132,426		Federal National Mortgage Association (FNMA)	6.500	10/01/16	135,594
1,020,032	d	Federal National Mortgage Association (FNMA)	6.500	11/01/16	1,044,436
727,730	d	Federal National Mortgage Association (FNMA)	6.500	04/01/17	745,170
752,843		Federal National Mortgage Association (FNMA)	5.500	04/01/18	748,832
212,696		Federal National Mortgage Association (FNMA)	5.500	05/01/18	211,563
3,059,107		Federal National Mortgage Association (FNMA)	4.500	10/01/18	2,930,971
6,904,618	d	Federal National Mortgage Association (FNMA)	5.000	11/01/18	6,745,157
462,978		Federal National Mortgage Association (FNMA)	6.000	01/01/19	466,468
732,163		Federal National Mortgage Association (FNMA)	4.500	05/01/19	700,710
686,338		Federal National Mortgage Association (FNMA)	5.500	01/01/21	682,382
19,000,000	h	Federal National Mortgage Association (FNMA)	4.500	04/25/21	18,162,822
26,000,000	h	Federal National Mortgage Association (FNMA)	5.500	04/25/21	25,837,500
1,477,504		Federal National Mortgage Association (FNMA)	5.000	11/01/23	1,422,198
1,305,062		Federal National Mortgage Association (FNMA)	5.500	02/01/24	1,286,287
753,510		Federal National Mortgage Association (FNMA)	5.500	07/01/24	742,260
6,989		Federal National Mortgage Association (FNMA)	8.000	07/01/24	7,434
9,432,149		Federal National Mortgage Association (FNMA)	5.000	03/01/25	9,062,050
4,280		Federal National Mortgage Association (FNMA)	7.500	01/01/29	4,475

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 13,956		Federal National Mortgage Association (FNMA)	6.500	04/01/29	$14,308
18,036		Federal National Mortgage Association (FNMA)	7.500	07/01/29	18,865
3,866		Federal National Mortgage Association (FNMA)	7.500	07/01/29	4,045
6,488		Federal National Mortgage Association (FNMA)	7.500	02/01/31	6,782
30,545		Federal National Mortgage Association (FNMA)	7.500	03/01/31	31,928
11,375		Federal National Mortgage Association (FNMA)	7.500	05/01/31	11,891
229,830		Federal National Mortgage Association (FNMA)	6.500	06/01/31	235,142
27,259		Federal National Mortgage Association (FNMA)	6.500	09/01/31	27,889
27,485		Federal National Mortgage Association (FNMA)	6.500	10/01/31	28,121
165,518		Federal National Mortgage Association (FNMA)	6.500	11/01/31	169,344
283,711		Federal National Mortgage Association (FNMA)	6.000	01/01/32	284,090
832,078		Federal National Mortgage Association (FNMA)	5.000	02/01/33	794,391
4,698,864		Federal National Mortgage Association (FNMA)	5.000	02/01/33	4,487,288
4,000,000		Federal National Mortgage Association (FNMA)	4.500	03/25/33	3,817,804
1,183,975		Federal National Mortgage Association (FNMA)	5.500	07/01/33	1,158,010
2,314,916		Federal National Mortgage Association (FNMA)	4.500	08/01/33	2,145,501
1,918,581		Federal National Mortgage Association (FNMA)	5.000	08/01/33	1,831,681
2,228,666		Federal National Mortgage Association (FNMA)	5.500	09/01/33	2,179,790
1,545,896		Federal National Mortgage Association (FNMA)	5.500	09/01/33	1,511,994
4,047,535		Federal National Mortgage Association (FNMA)	4.500	10/01/33	3,751,320
2,247,555		Federal National Mortgage Association (FNMA)	5.000	10/01/33	2,145,755
2,213,960		Federal National Mortgage Association (FNMA)	5.000	10/01/33	2,113,681
5,372,466		Federal National Mortgage Association (FNMA)	5.500	10/01/33	5,254,643
8,357,172	d	Federal National Mortgage Association (FNMA)	5.500	10/01/33	8,173,890
8,930,500		Federal National Mortgage Association (FNMA)	5.000	11/01/33	8,526,002
6,118,088	d	Federal National Mortgage Association (FNMA)	5.500	12/01/33	5,983,913
9,873,595		Federal National Mortgage Association (FNMA)	6.000	02/01/34	9,878,878
2,198,723		Federal National Mortgage Association (FNMA)	5.000	03/01/34	2,099,134
810,001		Federal National Mortgage Association (FNMA)	5.000	03/01/34	773,313
1,097,706		Federal National Mortgage Association (FNMA)	5.000	03/01/34	1,047,987
722,135		Federal National Mortgage Association (FNMA)	5.000	03/01/34	689,427
5,660,367		Federal National Mortgage Association (FNMA)	4.350	03/25/34	5,412,992
6,131,244		Federal National Mortgage Association (FNMA)	5.000	04/01/34	5,847,417
3,206,217		Federal National Mortgage Association (FNMA)	5.500	09/01/34	3,134,257
14,442,502		Federal National Mortgage Association (FNMA)	5.500	09/01/34	14,118,355
1,813,884		Federal National Mortgage Association (FNMA)	6.000	11/01/34	1,814,648
1,856,927		Federal National Mortgage Association (FNMA)	5.500	01/01/35	1,815,251
17,498,758		Federal National Mortgage Association (FNMA)	5.000	02/25/35	17,088,570
12,000,000	h	Federal National Mortgage Association (FNMA)	6.000	04/01/35	11,996,255
6,562,322		Federal National Mortgage Association (FNMA)	5.500	04/01/35	6,407,464
4,608,155		Federal National Mortgage Association (FNMA)	6.000	05/01/35	4,609,791
2,608,193		Federal National Mortgage Association (FNMA)	5.500	05/01/35	2,546,645
453,129		Federal National Mortgage Association (FNMA)	7.500	06/01/35	473,350
4,640,400		Federal National Mortgage Association (FNMA)	5.000	10/01/35	4,418,816
5,373,317		Federal National Mortgage Association (FNMA)	5.500	10/01/35	5,246,518
1,598,981	h,v	Federal National Mortgage Association (FNMA)	5.000	11/01/35	1,508,039
1,077,246		Federal National Mortgage Association (FNMA)	5.500	12/01/35	1,051,826
6,137,093		Federal National Mortgage Association (FNMA)	6.000	12/01/35	6,139,272
1,212,182	h,v	Federal National Mortgage Association (FNMA)	5.000	02/01/36	1,143,239
1,378,000	h,v	Federal National Mortgage Association (FNMA)	5.000	02/01/36	1,299,626
12,932,756	h	Federal National Mortgage Association (FNMA)	6.500	02/01/36	13,195,640
10,454,191	h	Federal National Mortgage Association (FNMA)	6.000	03/01/36	10,454,190
39,000,000	h	Federal National Mortgage Association (FNMA)	5.000	04/25/36	37,123,125

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 18,000,000	h	Federal National Mortgage Association (FNMA)	5.500	04/25/36	$17,566,884
2,000,000	h	Federal National Mortgage Association (FNMA)	6.500	05/25/36	2,037,500
828		Government National Mortgage Association (GNMA)	7.000	01/15/28	864
5,177		Government National Mortgage Association (GNMA)	7.000	02/15/28	5,399
17,072		Government National Mortgage Association (GNMA)	6.500	05/15/28	17,721
2,254		Government National Mortgage Association (GNMA)	7.000	06/15/28	2,351
4,820		Government National Mortgage Association (GNMA)	7.000	06/15/28	5,027
114,154		Government National Mortgage Association (GNMA)	6.500	09/15/28	118,489
22,323		Government National Mortgage Association (GNMA)	6.500	09/15/28	23,171
53,649		Government National Mortgage Association (GNMA)	6.500	11/15/28	55,686
11,733		Government National Mortgage Association (GNMA)	7.500	11/15/28	12,321
23,344		Government National Mortgage Association (GNMA)	7.500	07/15/29	24,503
5,805		Government National Mortgage Association (GNMA)	8.500	07/15/30	6,252
3,164		Government National Mortgage Association (GNMA)	8.500	07/15/30	3,408
51,448		Government National Mortgage Association (GNMA)	8.500	10/15/30	55,406
68,848		Government National Mortgage Association (GNMA)	8.500	10/20/30	73,868
8,620		Government National Mortgage Association (GNMA)	8.500	12/15/30	9,284
14,976		Government National Mortgage Association (GNMA)	7.000	06/20/31	15,498
39,161		Government National Mortgage Association (GNMA)	6.500	07/15/31	40,614
54,741		Government National Mortgage Association (GNMA)	7.000	07/15/31	57,092
55,865		Government National Mortgage Association (GNMA)	7.000	07/15/31	58,265
132,658		Government National Mortgage Association (GNMA)	7.500	02/15/32	139,138
5,875		Government National Mortgage Association (GNMA)	6.500	03/15/33	6,092
5,875,162		Government National Mortgage Association (GNMA)	5.500	04/15/33	5,821,569
4,733,377		Government National Mortgage Association (GNMA)	5.500	09/15/33	4,690,200
2,018,056		Government National Mortgage Association (GNMA)	5.500	02/20/35	1,992,779
13,773,638		Government National Mortgage Association (GNMA)	5.000	03/20/35	13,294,853
13,884,870		Government National Mortgage Association (GNMA)	5.500	05/20/35	13,710,948
3,742,601		Government National Mortgage Association (GNMA)	6.000	08/20/35	3,775,102
1,974,625		Government National Mortgage Association (GNMA)	6.000	12/20/35	1,991,773
5,252,170		Government National Mortgage Association (GNMA)	5.500	02/20/36	5,185,231
5,000,000	h	Government National Mortgage Association (GNMA)	5.000	04/15/36	4,842,190
		TOTAL MORTGAGE BACKED SECURITIES			531,592,187

U.S. TREASURY SECURITIES - 12.90%
88,116,000		United States Treasury Bond	8.000	11/15/21	115,741,245
19,975,000		United States Treasury Bond	5.375	02/15/31	21,024,088
4,379,579	k	United States Treasury Inflation Indexed Bond	3.375	01/15/07	4,426,791
3,626,550	k	United States Treasury Inflation Indexed Bond	3.875	01/15/09	3,796,563
2,092,971	k	United States Treasury Inflation Indexed Bond	0.875	04/15/10	1,982,106
425,000		United States Treasury Note	4.625	05/15/06	424,932
1,200,000		United States Treasury Note	7.000	07/15/06	1,207,308
450,000		United States Treasury Note	2.500	09/30/06	444,884
21,925,000		d United States Treasury Note	2.625	11/15/06	21,624,408
1,140,000		United States Treasury Note	3.000	12/31/06	1,124,325
1,650,000		United States Treasury Note	2.250	02/15/07	1,613,255
6,020,000		United States Treasury Note	4.000	09/30/07	5,945,954
700,000		United States Treasury Note	4.250	10/31/07	693,602
5,900,000		United States Treasury Note	4.250	11/30/07	5,843,301
16,000,000		United States Treasury Note	4.375	01/31/08	15,866,880
4,000,000		United States Treasury Note	3.125	09/15/08	3,844,040
870,000		United States Treasury Note	4.375	11/15/08	860,134
150,000		United States Treasury Note	4.250	01/15/11	146,286

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 1,975,000		United States Treasury Note	4.500	02/28/11	$1,946,363
1,000,000		United States Treasury Note	4.500	02/15/16	972,500
		TOTAL U.S. TREASURY SECURITIES			209,528,965

		TOTAL GOVERNMENT BONDS			1,174,378,270
		(Cost $1,200,591,546)

		TOTAL BONDS			1,606,199,367
		(Cost $1,642,978,573)

SHORT-TERM INVESTMENTS - 10.07%

COMMERICAL PAPER - 2.17%
5,000,000		Canadian Imperial Holding, Inc	4.760	06/07/06	4,956,050
5,000,000		Caylon North America, Inc	4.870	08/28/06	4,898,450
1,860,000	c	Edison Asset Securitization, LLC	4.420	04/07/06	1,858,996
5,000,000	c,d	Grampian Funding LLC	4.550	06/19/06	4,947,500
5,000,000	c	Greyhawk Funding LLC	4.635	04/10/06	4,995,300
1,660,000	c	Harrier Finance Funding LLC	4.740	05/25/06	1,648,397
2,950,000		Paccar Financial Corp	4.450	04/12/06	2,946,490
760,000	c	Scaldis Capital LLC	4.920	09/12/06	742,832
3,200,000		UBS Finance, (Delaware), Inc	4.850	06/30/06	3,161,855
5,000,000	c,d	Variable Funding Capital Corp	4.670	04/21/06	4,987,900
		TOTAL COMMERICAL PAPER			35,143,770

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 7.90%
14,225,000		Federal Home Loan Bank (FHLB)	4.630	04/11/06	14,210,348
22,666,000	d	Federal Home Loan Bank (FHLB)	4.660	04/12/06	22,639,707
11,820,000		Federal Home Loan Mortgage Corp (FHLMC)	4.670	04/03/06	11,815,439
20,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.670	04/25/06	19,943,200
16,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	4.360	05/02/06	15,939,200
10,700,000	d	Federal National Mortgage Association (FNMA)	4.650	04/03/06	10,700,000
18,200,000	d	Federal National Mortgage Association (FNMA)	4.490	04/10/06	18,183,620
15,000,000	d	Federal National Mortgage Association (FNMA)	4.390	05/10/06	14,927,250
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			128,358,764
		TOTAL SHORT-TERM INVESTMENTS			163,502,534
		(Cost $163,477,050)

		TOTAL PORTFOLIO - 108.97%			1,769,701,901
		(Cost $1,806,455,623)

		OTHER ASSETS & LIABILITIES, NET - (8.97)%			(145,657,423)

		NET ASSETS - 100.00%			$1,624,044,478

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
		At March 31, 2006, the value of these securities amounted to $16,863,413 or 1.04% of net assets.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited).

ABBREVIATION: NR - Not Rated

For ease of presentation,we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Inflation-Linked Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INFLATION-LINKED BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

GOVERNMENT BONDS - 98.34%

U.S. TREASURY SECURITIES - 98.34%
$ 24,831,328	k	United States Treasury Inflation	3.625%	01/15/08	$25,508,231
22,708,271	k	United States Treasury Inflation	3.875	01/15/09	23,772,835
16,278,899	k	United States Treasury Inflation	4.250	01/15/10	17,489,724
38,615,314	k	United States Treasury Inflation	0.875	04/15/10	36,569,861
16,391,381	k	United States Treasury Inflation	3.500	01/15/11	17,323,724
9,010,192	k	United States Treasury Inflation	3.375	01/15/12	9,551,525
31,049,862	k	United States Treasury Inflation	3.000	07/15/12	32,342,469
28,944,713	k	United States Treasury Inflation	1.875	07/15/13	28,096,634
29,945,753	k	United States Treasury Inflation	2.000	01/15/14	29,225,259
27,308,706	k	United States Treasury Inflation	2.000	07/15/14	26,625,989
26,891,054	k	United States Treasury Inflation	1.625	01/15/15	25,370,096
23,620,835	k	United States Treasury Inflation	1.875	07/15/15	22,705,528
11,911,432	k	United States Treasury Inflation	2.000	01/15/16	11,548,491
35,596,502	k	United States Treasury Inflation	2.375	01/15/25	35,760,602
13,484,640	k	United States Treasury Inflation	2.000	01/15/26	12,767,393
23,895,852	k	United States Treasury Inflation	3.625	04/15/28	29,352,709
27,827,503	k	United States Treasury Inflation	3.875	04/15/29	35,680,146
7,388,362	k	United States Treasury Inflation	3.375	04/15/32	9,094,631
		TOTAL U.S. TREASURY SECURITIES			428,785,847

		TOTAL GOVERNMENT BONDS			428,785,847
		(Cost $439,467,767)

SHORT-TERM INVESTMENTS - 0.93%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.93%
4,040,000		Federal National Mortgage Association (FNMA)	4.650	04/03/06	4,040,000

		TOTAL SHORT-TERM INVESTMENTS			4,040,000
		(Cost $4,038,956)

		TOTAL PORTFOLIO - 99.27%			432,825,847
		(Cost $443,506,723)

		OTHER ASSETS & LIABILITIES, NET - 0.73%			3,182,096

		NET ASSETS - 100.00%			$436,007,943

	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the
		Consumer Price Index.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 100.15%

CERTIFICATES OF DEPOSIT - 7.51%
$ 3,500,000		American Express Centurion Bank	4.730	05/24/06	$3,500,076
2,565,000		American Express Centurion Bank	4.750	05/26/06	2,565,058
2,000,000		Barclays Bank, plc	4.875	06/12/06	2,000,059
1,000,000		Calyon	4.670	05/12/06	1,000,011
3,325,000		Deutsche Bank	4.440	04/03/06	3,325,002
3,000,000		Wells Fargo	4.770	04/28/06	3,000,000
1,900,000		Wells Fargo	4.770	05/05/06	1,899,982
2,000,000		Wells Fargo	4.810	05/22/06	2,000,000
		TOTAL CERTIFICATES OF DEPOSIT			19,290,188

COMMERICAL PAPER - 85.21%
3,000,000		Abbey National North America LLC	4.440	04/12/06	2,995,930
2,000,000		Abbey National North America LLC	4.830	09/07/06	1,957,335
2,000,000	c	Atlantis One Funding Corp	4.710	05/23/06	1,986,393
4,000,000		Barclays U.S. Funding Corp	4.820	05/30/06	3,968,904
5,580,000		Becton Dickinson & Co	4.740	05/08/06	5,552,816
4,245,000	c	Beta Finance, Inc	4.540	04/12/06	4,239,111
2,040,000	c	Beta Finance, Inc	4.690	05/12/06	2,029,104
4,070,000	c	BMW US Capital Corp	4.770	05/25/06	4,040,879
5,000,000		Calyon	4.435	04/11/06	4,993,840
555,000		Calyon North America, Inc	4.835	07/21/06	546,726
2,255,000		Canadian Imperial Holding, Inc	4.440	04/10/06	2,252,497
2,545,000	c	CC (USA), Inc	4.520	04/03/06	2,544,367
2,825,000	c	CC (USA), Inc	4.520	04/12/06	2,821,098
1,000,000	c	CC (USA), Inc	4.560	04/26/06	996,833
2,358,000	c	Ciesco LLC	4.600	04/18/06	2,352,856
1,010,000	c	Ciesco LLC	4.620	04/21/06	1,007,408
2,990,000	c	Ciesco LLC	4.750	05/03/06	2,977,535
3,165,000	c	Corporate Asset Funding Corp, Inc	4.600	04/20/06	3,157,249
1,300,000	c	Corporate Asset Funding Corp, Inc	4.650	04/26/06	1,295,802
1,500,000	c	Corporate Asset Funding Corp, Inc	4.760	04/27/06	1,494,876
625,000	c	Corporate Asset Funding Corp, Inc	4.740	05/18/06	621,132
2,000,000	c	Danske Corp	4.550	04/06/06	1,998,775
2,000,000	c	Danske Corp	4.820	06/01/06	1,983,889
2,143,000	c	Danske Corp	4.870	06/26/06	2,118,069
4,380,000	c	Dorada Finance, Inc	4.610	05/08/06	4,359,247
1,000,000	c	Edison Asset Securitization, LLC	4.800	07/12/06	986,501
1,875,000	c	Gannett Co, Inc	4.630	04/24/06	1,869,454
2,000,000	c	Gannett Co, Inc	4.720	04/26/06	1,993,622
3,000,000	c	Gannett Co, Inc	4.750	04/27/06	2,989,752
1,000,000		General Electric Capital Corp	4.570	05/05/06	995,684
1,800,000		General Electric Capital Corp	4.510	05/19/06	1,789,176
1,000,000		General Electric Capital Corp	4.520	06/28/06	988,951

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 1,500,000		Goldman Sachs Group, Inc	4.810	11/02/06	$1,457,077
1,500,000	c	Govco, Inc	4.450	04/10/06	1,498,331
3,000,000	c	Govco, Inc	4.530	04/25/06	2,990,940
1,900,000	c	Govco, Inc	4.815	06/19/06	1,879,924
550,000	c	Govco, Inc	4.830	09/05/06	538,415
3,600,000	c	Harley-Davidson Funding Corp	4.520	04/13/06	3,594,633
3,500,000	c	Harrier Finance Funding LLC	4.620	04/25/06	3,489,220
2,075,000	c	Harrier Finance Funding LLC	4.670	05/17/06	2,062,618
440,000	c	Harrier Finance Funding LLC	4.890	06/30/06	434,621
2,100,000		HBOS Treasury Services plc	4.760	06/09/06	2,081,238
2,180,000		HSBC Finance Corp	4.570	04/17/06	2,175,592
4,000,000		HSBC Finance Corp	4.620	05/16/06	3,976,900
1,100,000	c	Kitty Hawk Funding Corp	4.750	04/27/06	1,096,385
3,000,000	c	Kitty Hawk Funding Corp	4.780	04/28/06	2,989,245
1,575,000	c	Kitty Hawk Funding Corp	4.780	05/18/06	1,565,151
355,000	c	Kitty Hawk Funding Corp	4.820	06/19/06	351,245
775,000	c	Links Finance LLC	4.620	05/09/06	771,221
1,000,000	c	Links Finance LLC	4.730	05/12/06	994,613
3,000,000	c	Links Finance LLC	4.770	06/08/06	2,972,970
2,000,000	c	Links Finance LLC	4.500	06/20/06	1,980,000
3,225,000	c	Nestle Capital Corp	4.805	08/21/06	3,163,876
2,555,000		Paccar Financial Corp	4.680	05/25/06	2,537,064
5,000,000	c	Park Avenue Receivables Corp	4.740	04/25/06	4,984,200
2,000,000	c	Park Avenue Receivables Corp	4.760	05/03/06	1,991,538
3,500,000	c	Preferred Receivables Funding Corp	4.730	04/26/06	3,488,503
2,194,000	c	Preferred Receivables Funding Corp	4.650	05/02/06	2,185,215
4,000,000	c	Private Export Funding Corp	4.530	05/09/06	3,980,873
2,755,000	c	Private Export Funding Corp	4.720	06/13/06	2,728,632
3,755,000	c	Procter & Gamble Co	4.490	04/05/06	3,753,127
3,000,000		Rabobank USA Finance Corp	4.450	05/15/06	2,984,140
2,000,000	c	Ranger Funding Co LLC	4.420	04/03/06	1,999,509
4,850,000	c	Ranger Funding Co LLC	4.760	05/05/06	4,828,163
2,000,000		Royal Bank of Scotland plc	4.650	05/15/06	1,988,633
1,500,000	c	Scaldis Capital LLC	4.840	07/17/06	1,478,438
2,000,000	c	Scaldis Capital LLC	4.920	09/12/06	1,955,310
2,000,000	c	Scaldis Capital LLC	4.970	09/29/06	1,950,848
3,550,000	c	Sheffield Receivables Corp	4.640	04/07/06	3,547,255
1,000,000	c	Sheffield Receivables Corp	4.815	09/05/06	979,001
5,000,000	c	Shell International Finance B.V.	4.570	05/02/06	4,980,324
2,000,000		Shell International Finance B.V.	4.850	06/30/06	1,975,750
1,000,000	c	Sigma Finance, Inc	4.400	05/08/06	995,478
2,500,000	c	Sigma Finance, Inc	4.640	05/19/06	2,484,688
910,000		Societe Generale North America, Inc	4.430	04/12/06	908,768
4,000,000		Societe Generale North America, Inc	4.720	05/02/06	3,983,742
2,000,000		Societe Generale North America, Inc	4.870	08/01/06	1,966,992
3,000,000	c	Stanley Works	4.550	04/10/06	2,996,587
1,255,000	c	Stanley Works	4.580	04/18/06	1,252,286
7,000,000		Swedish Export Credit Corp	4.750	05/08/06	6,967,836
4,000,000		Toronto-Dominion Holdings USA, Inc	4.490	04/19/06	3,991,118
2,000,000	c	Toronto-Dominion Holdings USA, Inc	4.605	05/01/06	1,992,325
1,900,000		UBS Finance, (Delaware), Inc	4.580	04/10/06	1,897,872
2,360,000		UBS Finance, (Delaware), Inc	4.440	04/19/06	2,354,761
640,000		UBS Finance, (Delaware), Inc	4.620	04/20/06	638,439

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE
$ 2,100,000		UBS Finance, (Delaware), Inc	4.820	05/22/06	$2,086,047
1,775,000	c	Variable Funding Capital Corp	4.450	04/04/06	1,774,342
3,000,000	c	Variable Funding Capital Corp	4.670	04/21/06	2,992,217
2,195,000	c	Variable Funding Capital Corp	4.760	05/19/06	2,181,128
1,985,000	c	Yorktown Capital, LLC	4.700	04/18/06	1,980,594
1,385,000	c	Yorktown Capital, LLC	4.700	04/20/06	1,381,513
1,780,000	c	Yorktown Capital, LLC	4.780	05/10/06	1,771,014
		TOTAL COMMERICAL PAPER			218,884,296

U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.76%
1,800,000		Federal Home Loan Bank (FHLB)	4.475	04/17/06	1,796,432
345,000		Federal Home Loan Bank (FHLB)	4.670	05/03/06	343,568
2,300,000		Federal Home Loan Mortgage Corp (FHLMC)	4.575	05/01/06	2,291,049
580,000		Federal Home Loan Mortgage Corp (FHLMC)	4.410	05/30/06	575,808
140,000		Federal Home Loan Mortgage Corp (FHLMC)	4.865	09/26/06	136,632
1,950,000		Federal National Mortgage Association (FNMA)	4.390	05/10/06	1,940,726
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES			7,084,215

VARIABLE NOTES - 4.67%
4,000,000		National City Bank/Cleveland OH	4.615	07/26/06	4,000,283
5,000,000		Toyota Motor Credit Corp	4.638	10/10/06	4,999,927
3,000,000		US Bank NA	4.930	09/29/06	3,000,046
		TOTAL VARIABLE NOTES			12,000,256

		TOTAL SHORT-TERM INVESTMENTS			257,258,955
		(Cost $ 257,258,955)

		TOTAL PORTFOLIO - 100.15%			257,258,955
		(Cost $ 257,258,955)

		OTHER ASSETS & LIABILITIES, NET - (0.15)%			(374,028)

		NET ASSETS - 100.00%			$256,884,927

	c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentrati

TIAA-CREF LIFECYCLE FUNDS - 2010 Fund

TIAA-CREF LIFECYCLE FUNDS
2010 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	462,768	$4,562,890	24.32%
TIAA-CREF Institutional Growth Equity Fund	42,981	3,019,786	16.10
TIAA-CREF Institutional Inflation-Linked Bond Fund	454,011	4,558,273	24.30
TIAA-CREF Institutional International Equity Fund	78,602	1,015,538	5.41
TIAA-CREF Institutional Large-Cap Value Fund	199,710	3,023,606	16.12
TIAA-CREF Institutional Real Estate Securities Fund	34,655	504,926	2.69
TIAA-CREF Institutional Small-Cap Equity Fund	30,391	506,016	2.70

		17,191,035	91.64

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,112,448)

TOTAL PORTFOLIO	(Cost $17,112,448)	17,191,035	91.64%
OTHER ASSETS & LIABILITIES, NET		1,569,106	8.36

NET ASSETS		$18,760,141	100.00%

1

TIAA-CREF LIFECYCLE FUNDS - 2015 Fund

TIAA-CREF LIFECYCLE FUNDS
2015 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	423,113	4,171,899	22.86%
TIAA-CREF Institutional Growth Equity Fund	497,529	3,666,789	20.09
TIAA-CREF Institutional Inflation-Linked Bond Fund	415,030	4,166,900	22.83
TIAA-CREF Institutional International Equity Fund	94,831	1,225,218	6.71
TIAA-CREF Institutional Large-Cap Value Fund	241,008	3,648,855	20.00
TIAA-CREF Institutional Real Estate Securities Fund	42,189	614,696	3.37
TIAA-CREF Institutional Small-Cap Equity Fund	37,022	616,417	3.38

		18,110,774	99.24

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,948,395)

TOTAL PORTFOLIO	(Cost $17,948,395)	18,110,774	99.24%
OTHER ASSETS & LIABILITIES, NET		139,313	0.76

NET ASSETS		$18,250,087	100.00%

2

TIAA-CREF LIFECYCLE FUNDS - 2020 Fund

TIAA-CREF LIFECYCLE FUNDS
2020 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	261,007	2,573,526	20.30%
TIAA-CREF Institutional Growth Equity Fund	375,390	2,766,623	21.83
TIAA-CREF Institutional Inflation-Linked Bond Fund	256,070	2,570,940	20.28
TIAA-CREF Institutional International Equity Fund	71,392	922,386	7.28
TIAA-CREF Institutional Large-Cap Value Fund	182,984	2,770,378	21.86
TIAA-CREF Institutional Real Estate Securities Fund	31,773	462,930	3.65
TIAA-CREF Institutional Small-Cap Equity Fund	27,851	463,705	3.66

		12,530,488	98.86

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $12,352,618)

TOTAL PORTFOLIO	(Cost $12,352,618)	12,530,488	98.86%
OTHER ASSETS & LIABILITIES, NET		144,685	1.14

NET ASSETS		$12,675,173	100.00%

3

TIAA-CREF LIFECYCLE FUNDS - 2025 Fund

TIAA-CREF LIFECYCLE FUNDS
2025 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	244,373	2,409,520	16.46%
TIAA-CREF Institutional Growth Equity Fund	434,023	3,198,752	21.85
TIAA-CREF Institutional Inflation-Linked Bond Fund	239,750	2,407,087	16.44
TIAA-CREF Institutional International Equity Fund	82,818	1,070,007	7.31
TIAA-CREF Institutional Large-Cap Value Fund	211,557	3,202,976	21.88
TIAA-CREF Institutional Real Estate Securities Fund	36,731	535,166	3.66
TIAA-CREF Institutional Small-Cap Equity Fund.	32,206	536,228	3.66

		13,359,736	91.26

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $13,095,331)

TOTAL PORTFOLIO	(Cost $13,095,331)	13,359,736	91.26%
OTHER ASSETS & LIABILITIES, NET		1,280,139	8.74

NET ASSETS		$14,639,875	100.00%

4

TIAA-CREF LIFECYCLE FUNDS - 2030 Fund

TIAA-CREF LIFECYCLE FUNDS
2030 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	139,842	1,378,840	15.11%
TIAA-CREF Institutional Growth Equity Fund	310,998	2,292,054	25.12
TIAA-CREF Institutional Inflation-Linked Bond Fund	137,196	1,377,443	15.09
TIAA-CREF Institutional International Equity Fund	59,463	768,259	8.42
TIAA-CREF Institutional Large-Cap Value Fund	151,260	2,290,075	25.10
TIAA-CREF Institutional Real Estate Securities Fund	26,443	385,272	4.22
TIAA-CREF Institutional Small-Cap Equity Fund	23,127	385,070	4.22

		8,877,013	97.28

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $8,634,348)

TOTAL PORTFOLIO	(Cost $8,634,348)	8,877,013	97.28%
OTHER ASSETS & LIABILITIES, NET		248,264	2.72

NET ASSETS		$9,125,277	100.00%

5

TIAA-CREF LIFECYCLE FUNDS - 2035 Fund

TIAA-CREF LIFECYCLE FUNDS
2035 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	94,371	930,493	12.72%
TIAA-CREF Institutional Growth Equity Fund	268,259	1,977,069	27.02
TIAA-CREF Institutional Inflation-Linked Bond Fund	92,585	929,555	12.71
TIAA-CREF Institutional International Equity Fund	51,299	662,778	9.06
TIAA-CREF Institutional Large-Cap Value Fund	130,734	1,979,305	27.06
TIAA-CREF Institutional Real Estate Securities Fund	22,727	331,127	4.53
TIAA-CREF Institutional Small-Cap Equity Fund	19,911	331,508	4.53

		7,141,835	97.63

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $6,877,242)

TOTAL PORTFOLIO	(Cost $6,877,242)	7,141,835	97.63%
OTHER ASSETS & LIABILITIES, NET		173,476	2.37

NET ASSETS		$7,315,311	100.00%

6

TIAA-CREF LIFECYCLE FUNDS - 2040 Fund

TIAA-CREF LIFECYCLE FUNDS
2040 FUND
STATEMENT OF INVESTMENTS (Unaudited)
March 31, 2006

			% OF NET
ISSUER	SHARES	VALUE	ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Fund	57,367	564,264	10.18%
TIAA-CREF Institutional Growth Equity Fund	215,223	1,586,194	28.63
TIAA-CREF Institutional Inflation-Linked Bond Fund	56,145	563,690	10.17
TIAA-CREF Institutional International Equity Fund	40,844	527,708	9.52
TIAA-CREF Institutional Large-Cap Value Fund	104,912	1,588,366	28.67
TIAA-CREF Institutional Real Estate Securities Fund	18,218	265,439	4.79
TIAA-CREF Institutional Small-Cap Equity Fund	15,968	265,866	4.80

		5,361,527	96.76

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $5,144,820)

TOTAL PORTFOLIO	(Cost $5,144,820)	5,361,527	96.76%
OTHER ASSETS & LIABILITIES, NET		179,387	3.24

NET ASSETS		$5,540,914	100.00%

7

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)
12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Dated: May 17, 2006	By:	/s/ Scott C. Evans
Scott C. Evans
Executive Vice President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: May 17, 2006	By:	/s/ Scott C. Evans

Scott C. Evans
Executive Vice President
(principal executive officer)

Dated: May 16, 2006	By:	/s/ Russell G. Noles
Russell G. Noles
Vice President and Acting Chief Financial Officer,
(acting principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)